UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07953

EQ ADVISORS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Vice President and Associate General Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

CLIFFORD J. ALEXANDER, ESQ.

MARK C. AMOROSI, ESQ.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street., N.W.

Washington, D.C. 20006

Telephone: (202) 778-9000

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2007- December 31, 2007

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

EQ Advisors Trust

2007 Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

EQ Advisors Trust Annual Report

December 31, 2007

NOTES ON PERFORMANCE

Total Returns

Performance of the EQ Advisors Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the EQ Advisors Trust Portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Each of the EQ Advisors Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA and/or Class IB shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 1997, through December 31, 2007. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. Investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Moderate Allocation Index

The Moderate Allocation Index is a hypothetical combination of unmanaged indices. The composite index combines the total return of the S&P 500 and the Lehman Brothers Aggregate Bond Index at a weighting of 50% and 50%, respectively.

Lehman Brothers Aggregate Bond Index

An unmanaged index considered representative of the U.S. investment-grade fixed-rate bond market. Includes government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

Lehman Brothers Intermediate Government Bond Index

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

Lehman Brothers Long Government/Credit Bond Index

An unmanaged benchmark representing the long-term, investment grade U.S. bond market.

Lehman Brothers 1-3 Year Government/Credit Index

An unmanaged index that represents all U.S. Treasury and agency securities with maturities ranging from 1-3 years.

Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index

An unmanaged index consisting of the U.S. Treasury Inflation-Protected Securities Market.

Merrill Lynch Global Broad Market ex U.S. Index

Index tracks the performance of investment grade public debt issued in the major domestic and eurobond markets, excluding U.S. dollar.

Merrill Lynch U.S. High Yield Master Cash Pay Only Index

Measures the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

Morgan Stanley Capital International (MSCI) EAFE Index

An unmanaged index considered representative of the market structure of the developed equity markets in Europe, Australia and the Far East.

Morgan Stanley Capital International (MSCI) EAFE Growth Index

An unmanaged index compromised of 21 MSCI country indices representing stocks from companies in developed markets outside of North America (i.e. Europe, Australasia and the Far East) having growth investment style characteristics.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index

An unmanaged index considered representative of stock markets of developing countries.

MSCI AC World Index ex. U.S. Growth

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the 22 developed and the 25 emerging markets and has growth investment style characteristics.

MSCI World Index

An unmanaged index considered representative of stock markets of developed countries.

NAREIT Equity REIT Index

Provides investors with a comprehensive family of REIT performance indices that spans the commercial real estate space across the US economy.

Russell 1000® Index

An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000® Growth Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000® Value Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

NOTES ON PERFORMANCE

Russell 2000® Index

An unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2000® Value Index

An unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Growth Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 2500™ Value Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 3000® Index

An unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Mid Cap Growth Index

An unmanaged index that measures the performance of those companies among the smallest 800 securities in the Russell 1000 index with higher price-to-book ratios and higher forecasted growth values.

Russell Mid Cap Value Index

An unmanaged index that measures the performance of those companies among the smallest 800 securities in the Russell 1000 index with a less-than-average growth orientation.

Standard & Poor’s (S&P) 500 Index

An unmanaged index which contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market.

Standard & Poor’s (S&P) Mid Cap 400 Index

An unmanaged index which tracks mid-sized companies. Today, mid-caps are recognized as an independent asset class, with risk/reward profiles that differ considerably from both large-caps and small-caps. It covers approximately 7% of the U.S. equities market.

3-Month Treasury Bill Index

A negotiable debt obligation issued by the U.S. government and backed by its full faith and credit, having a maturity of one year or less.

ALL ASSET ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.*

Portfolio – IB Shares	4.52%	9.71%	2.90%	11.20%
Moderate Allocation Index	6.38	8.67	6.28	9.78

*	Date of inception 8/1/88

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

On September 9, 2005, the EQ/Enterprise Managed Portfolio was reorganized into the EQ/Enterprise Moderate Allocation Portfolio (now known as the All Asset Allocation Portfolio). Prior to September 9, 2005, the Portfolio invested directly in securities, rather than pursuing a “Fund of Funds” strategy.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.52% for the year ended December 31, 2007. The Portfolio’s benchmark, the Moderate Allocation Index, returned 6.38% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2007

•

As of December 31, 2007, the Portfolio was invested in 27 underlying EQ Advisors Trust and AXA Premier VIP Trust funds. These included 19 equity funds and 8 fixed income funds. The Portfolio was also invested in 5 ETFs.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (22.7%), international bonds (1.8%) and high yield bonds (0.9%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (10.6%), large cap value stocks (11.2%), international stocks (23.5%) and small and mid cap stocks (14.4%).

•	The Portfolio also had alternative investments of 11.0% and real estate investments of 3.9%.

•	Allocation to the International, Emerging Markets and Large Cap Growth asset classes contributed to performance

•	The Precious Metals, Energy and Commodities sectors all added value to the Portfolio.

•	On the fixed income side, the Portfolio benefitted from its exposure to TIPs.

•	Exposure to the Real Estate, Large Cap Value and Small Cap Value asset classes detracted from performance.

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the All Asset Allocation Portfolio will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

ALL ASSET ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2007
MarketPLUS International Core Portfolio	10.4%
EQ/BlackRock Basic Value Equity Portfolio	7.6
EQ/Marsico Focus Portfolio	7.1
EQ/BlackRock International Value Portfolio	5.1
Multimanager Large Cap Core Equity Portfolio	4.9
EQ/AllianceBernstein Value Portfolio	4.6
EQ/Van Kampen Emerging Markets Portfolio	4.4
EQ/Short Duration Bond Portfolio	4.2
EQ/AXA Rosenberg Long/Short Value Portfolio	4.0
EQ/Long Term Bond Portfolio	3.8
EQ/Franklin Small Cap Value Portfolio	3.7
Multimanager Core Bond Portfolio	3.7
EQ/AllianceBernstein Quality Bond Portfolio	3.4
EQ/Van Kampen Real Estate Portfolio	3.3
EQ/PIMCO Real Return Portfolio	3.2
EQ/GAMCO Small Company Value Portfolio	3.2
iShares S&P GSSI Natural Resources Index Fund	2.9
EQ/GAMCO Mergers & Acquisitions Portfolio	2.4
Multimanager Aggressive Equity Portfolio	2.3
Multimanager International Equity Portfolio	2.2
EQ/Evergreen International Bond Portfolio	2.0
Multimanager Large Cap Value Portfolio	1.8
EQ/Davis New York Venture Portfolio	1.8
Multimanager Mid Cap Value Portfolio	1.7
iShares COMEX Gold Trust	1.2
Multimanager High Yield Portfolio	1.0
iShares S&P Global Energy Sector Index Fund	0.8
Multimanager Mid Cap Growth Portfolio	0.8
Multimanager Small Cap Value Portfolio	0.8
EQ/JPMorgan Core Bond Portfolio	0.7
iShares Cohen & Steers Realty Majors Index Fund	0.7
iShares Silver Trust	0.3

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IB
Actual	$1,000.00	$1,006.10	$1.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.79

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

PERFORMANCE RESULTS

Total Returns as of 12/31/07

Since Incept.*
Portfolio – IA Shares	(2.54)%
Portfolio – IB Shares	(2.71)
MSCI World Composite Index	0.88

*	Date of inception 4/30/07. Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (2.54)% for the period April 30, 2007 through December 31, 2007. The Portfolio’s benchmark, the MSCI World Composite Index, returned 0.88% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	The EQ/Mutual Shares Portfolio was the largest detractor from performance, as value stocks underperformed the S&P 500 Index during the period.

•	The EQ/Templeton Growth Portfolio underperformed its benchmark (the MSCI World Index) during the period.

•	The EQ/Franklin Income Portfolio also underperformed its benchmark, the S&P 500 Index.

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the EQ/Franklin Templeton Founding Strategy Portfolio will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

EQ/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

UNDERSTANDING YOUR EXPENSES:

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2007
EQ/Franklin Income	33.5%
EQ/Mutual Shares Portfolio	33.3
EQ/Templeton Growth Portfolio	33.2

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 - 12/31/07*
Class IA
Actual	$1,000.00	$958.30	$0.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,025.21	0.00
Class IB
Actual	1,000.00	957.60	1.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.95	1.28

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.00% and 0.25%, respectively, multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/INTERNATIONAL ETF PORTFOLIO

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.*
Portfolio – IA Shares	10.93%	17.05%
Portfolio – IB Shares	10.63	16.73
MSCI EAFE Index	11.17	17.68

*	Date of inception 8/25/06

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 10.93% for the year ended December 31, 2007. The Portfolio’s benchmark, the MSCI EAFE Index, returned 11.17% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying Portfolio allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying Exchange Traded Portfolios (“ETFs”) and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2007

•	Exposure to Latin America and Pacific-Asian (excluding Japan) equities contributed positively to performance relative to benchmark.

•	An allocation to iShares Japan detracted from performance for the year.

EQ/INTERNATIONAL ETF PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2007
iShares MSCI EAFE Index Fund	34.2%
iShares S&P Europe 350 Index Fund	19.7
iShares MSCI EAFE Growth Index Fund	10.9
iShares MSCI Pacific ex-Japan Index Fund	6.8
iShares MSCI Japan Index Fund	5.7
iShares MSCI EAFE Value Index Fund	5.3
iShares MSCI EAFE Emerging Markets Index Fund	3.0
iShares MSCI EAFE Germany Index Fund	2.3
iShares S&P Latin America 40 Index Fund	2.3
iShares MSCI EAFE Australia Index Fund	2.2
iShares MSCI EAFE United Kingdom Index Fund	2.0
iShares MSCI EAFE Canada Index Fund	2.0
iShares MSCI EAFE France Index Fund	1.5
iShares MSCI EAFE Spain Index Fund	1.1
iShares MSCI EAFE Hong Kong Index Fund	1.0

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period Ended 12/31/07*
Class IA
Actual	$1,000.00	$1,006.70	$2.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04
Class IB
Actual	1,000.00	1,005.60	3.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.40% and 0.65%, respectively, multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO ADVISER

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	3.73%	15.59%	5.58%	12.51%
Portfolio – IB Shares*	3.48	15.32	5.31	12.26
S&P 500 Index	5.49	12.83	5.91	12.60

*	Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 1/13/76

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 3.73% for the year ended December 31, 2007. The Portfolio’s benchmark, the S&P 500 Index, returned 5.49% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

In the growth component of the Portfolio:

•	From a sector basis, the Portfolio was most positively impacted by an overweight position in Information Technology as well as an underweight position in Consumer Discretionary stocks.

•	On a stock specific level, NAVTEQ was a positive contributor based on strong sales of mapping data for personal navigation devices and on speculation of a takeover by Nokia.

•

Juniper Networks was another strong performer as the communications equipment firm benefited from spending by telecommunication firms as they upgraded their networks to support increasing use of video on the Internet.

In the value component of the Portfolio:

•	The Portfolio holdings in paper manufacturer Owens-Illinois, industrial product manufacturer SPX, and global steel producer Arcelor-Mittal contributed positively to the Portfolio’s performance.

What hurt performance during the year

In the growth component of the Portfolio:

•	An underweight position relative to the benchmark in the Energy sector had the most negative impact on performance, and to a lesser extent an underweight position in the Materials sector.

•

On a stock specific basis, the largest detractor was Advanced Micro Devices, which faced a variety of headwinds during the year including aggressive pricing by its main competitor, Intel, and the mishandled launch of its Barcelona chipset.

•	JDS Uniphase was also an underperformer as the strength in its test and measurement business was not enough to offset the weak demand for its optical communications products.

In the value component of the Portfolio:

•	Financials sector positions detracted from performance, particularly holdings in Citigroup, KeyCorp and Freddie Mac.

•	An underweight position relative to the benchmark in the Energy and Utilities sectors also detracted from performance.

Portfolio Positioning and Outlook

Market volatility has surged recently, but is still only modestly above long-term norms. Recent market anxieties are also evident in our measure of the value opportunity, the discount to fair value, which we believe has widened to an average level from unusually low levels of the last several years. From our perspective as a value manager, anxiety ultimately creates opportunity. If stock valuation spreads continue to widen, we may adopt more concentrated positions in undervalued industries and companies whose share prices have fallen further than is justified by our forecasts of their cash flows. At year-end, the Portfolio maintained a relatively neutral risk exposure, as our timing tools and judgment suggest that caution is warranted.

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Information Technology	26.1%
Financials	19.1
Health Care	11.6
Energy	10.4
Industrials	9.1
Consumer Discretionary	8.2
Consumer Staples	7.6
Telecommunication Services	4.2
Materials	2.3
Utilities	0.8
Cash and Other	0.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$995.10	$3.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06
Class IB
Actual	1,000.00	993.90	4.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.60% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES

PORTFOLIO ADVISER

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	7.13%	3.29%	5.01%	5.81%
Portfolio – IB Shares*	6.97	3.05	4.74	5.55
Lehman Brothers Intermediate Government Bond Index	8.47	3.69	5.55	6.32

*	Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 4/1/91

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 7.13% for the year ended December 31, 2007. The Portfolio’s benchmark, the Lehman Brothers Intermediate Government Bond Index, returned 8.47% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	A reduced exposure to non-agency spread products during the second half of the year contributed positively to the Portfolio’s performance.

•	Owning agency interest-only STRIPS (Separate Trading of Registered Interest and Principal of Securities) was also a positive for the Portfolio.

What hurt performance during the year

•	An overweight position in agency MBS (mortgage backed securities) and other non-agency spread products was detrimental to performance.

•	Subprime CDO (collateralized debt obligations) holdings also pulled down the Portfolio’s performance.

Portfolio Positioning and Outlook

In our opinion, the housing downturn has not yet run its course. We believe volatility in the fixed income markets – especially in the subprime arena – may remain elevated as liquidity gradually rebuilds. We do not view the recent spread widening as a sign of underlying fundamental credit problems outside the subprime arena. We believe that continued global growth may help the U.S. avert recession.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Characteristics As of December 31, 2007
Weighted Average Life (Years)	4.4
Weighted Average Coupon (%)	4.8
Weighted Average Modified Duration (Years)*	3.4
Weighted Average Rating	AAA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES

Distribution of Assets by Sector as of 12/31/07	% of Net Assets
U.S. Government and Agency	83.0%
Asset Backed Securities	7.2
Cash and Other	9.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,058.10	$3.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.03	3.21
Class IB
Actual	1,000.00	1,057.60	4.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.77	4.48

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.63 and 0.88, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO ADVISER

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	11.98%	20.77%	7.68%	7.39%
Portfolio – IB Shares*	11.69	20.52	7.39	7.07
MSCI EAFE Index	11.17	21.59	8.66	8.11

*	Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 4/3/95

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 11.98% for the year ended December 31, 2007. The Portfolio’s benchmark, the MSCI EAFE Index, returned 11.17% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Owning mining firms Rio Tinto, Companhia Vale do Rio Doce (CVRD) and Xstrata benefited the Portfolio due to strong commodity prices and further industry consolidation.

•	Within the Energy sector, holding China Shenhua Energy contributed positively to the Portfolio’s performance as it reached record highs after announcing its initial public offering.

•	A relative overweight position in the Materials sector also contributed to performance.

What hurt performance during the year

•

Stock selection in the Financials sector negatively impacted returns, including such diversified firms as Credit Suisse, Anglo Irish Bank and ORIX. Although the Japanese leasing company ORIX is not substantially exposed to either the subprime market or depressed Japanese consumer spending, the company’s high degree of foreign ownership caused these two negative news threads to pressure the stock price.

•	The Portfolio’s underweight positions in the defensive Consumer Staples and Utilities sectors also detracted from returns.

Portfolio Positioning and Outlook

At year’s end, our growth managers perceive outsized opportunity in what they believe is an unusually low valuation premium for growth indices and the large under-appreciated growth potential their research has identified. Although they perceive the value opportunity as rising, our value managers remain cautious.

Sector Weightings as of 12/31/07	% of Net Assets
Financials	22.2%
Materials	13.9
Industrials	11.1
Energy	10.1
Consumer Discretionary	10.0
Consumer Staples	6.9
Telecommunication Services	6.8
Health Care	5.6
Information Technology	5.5
Utilities	5.4
Cash and Other	2.5

Total	100.0%

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,008.00	$4.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33
Class IB
Actual	1,000.00	1,007.20	5.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.85% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	Since Incept.*
Portfolio – IA Shares	14.32%	12.01%	(1.16)%
Portfolio – IB Shares	14.06	11.73	(1.40)
Russell 1000 Growth Index	11.81	12.11	(0.17)

*	Date of inception 5/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 14.32% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 11.81% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Excellent stock selection in the Consumer Discretionary and Materials & Processing sectors contributed the most to positive performance.

•	Strong stock selection in both the Producer Durables and Health Care sectors was also a positive for performance.

•	Underweighting relative to the benchmark in the underperforming Consumer Discretionary sector was a plus for the Portfolio.

•	On an individual stock basis, positions in Apple, Google, Monsanto and Deere were the leading contributors to performance.

What hurt performance during the year

•	Stock selection in the Financial Services sector detracted the most from performance.

•	Subpar stock selection in both the Energy and Utilities sectors put a drag on performance.

•	An overweight position in the underperforming Financial Services sector inhibited the Portfolio’s returns.

•	On an individual stock basis, positions in Merrill Lynch, Comcast, Kohl’s and Broadcom were the leading detractors from performance.

Portfolio Positioning and Outlook

Our large capitalization growth investment style has faced intense headwinds over the past several years from both the unprecedented positive performance of value stocks and the positive performance of small capitalization stocks. Performance returns for the year ending 2007 indicate that these cyclical trends may have reversed. During 2007, large cap growth stocks materially outperformed large cap value and small cap stocks. We believe a growth investment opportunity is just beginning to be tapped.

EQ/ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Information Technology	33.8%
Health Care	17.9
Industrials	13.3
Financials	9.6
Energy	8.8
Consumer Staples	6.4
Materials	4.7
Consumer Discretionary	3.2
Telecommunication Services	0.8
Cash and Other	1.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,077.10	$4.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	1,076.20	5.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

PORTFOLIO ADVISERS

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	4.78%	3.79%	5.27%	5.43%
Portfolio – IB Shares*	4.60	3.53	5.02	5.18
Lehman Brothers Aggregate Bond Index	6.97	4.42	5.97	6.11

*	Investment operations commenced with respect to Class IB shares on July 8, 1998. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 10/1/93

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.78% for the year ended December 31, 2007. The Portfolio’s benchmark, the Lehman Brothers Aggregate Bond Index, returned 6.97% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	An underweight position relative to the Portfolio’s benchmark in longer maturity corporate bonds was a positive for the Portfolio.

What hurt performance during the year

•	An underweight position in U.S. Government instruments was detrimental to the Portfolio’s performance.

•	Exposure to subprime-related ABSs (asset-backed securities) and Alt-A mortgage securities also inhibited performance.

•	An overweight position in CMBS (commercial mortgage-backed securities) had a negative impact on the Portfolio’s performance.

Portfolio Positioning and Outlook

We believe the housing downturn has not yet run its course. Delinquencies on subprime loans issued in the past two years continue to rise at an unprecedented rate, and rising defaults and foreclosures may put further downward pressure on home prices. In our opinion, volatility in the fixed income markets – especially in the subprime arena – may remain elevated as liquidity gradually rebuilds. We do not view the recent spread widening as a sign of underlying fundamental credit problems outside the subprime arena. We believe that global growth may help the U.S. avert recession. At year’s end, we decreased our allocation to mortgage-backed securities in order to increase exposures to corporate bonds (especially short- and intermediate-term financials) and had exposure to hedged non-U.S. government positions in Japan, Mexico and Sweden.

Portfolio Characteristics As of December 31, 2007
Weighted Average Life (Years)	6.9
Weighted Average Coupon (%)	5.2
Weighted Average Modified Duration (Years)*	4.6
Weighted Average Rating	AA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

Distribution of Assets by Sector as of 12/31/07	% of Net Assets
U.S. Government and Agency	39.0%
Corporate Bonds	30.8
Asset Backed Securities	16.7
Foreign Government Securities	8.5
Preferred Stocks	0.2
Cash and Other	4.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,040.50	$3.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.98	3.26
Class IB
Actual	1,000.00	1,038.70	4.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.72	4.53

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.64% and 0.89%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	17.00%	18.21%	6.96%	8.89%
Portfolio – IB Shares	16.70	17.90	6.69	8.63
Russell 2500 Growth Index	9.69	17.43	6.62	8.29

*	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 17.00% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 2500 Growth Index, returned 9.69% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Stock selection was a positive in the Consumer/Commercial Services, Health Care and Energy sectors.

•

An underweight position relative to the benchmark in the poorly performing Financials sector and an overweight position in the strongly performing Health Care and Energy sectors were positive contributors to the Portfolio’s performance.

•	On an individual stock basis, top contributors were aQuantive, LKQ Corp. and GameStop.

What hurt performance during the year

•	Stock selection in the Technology and Financials sectors was a negative for the Portfolio.

•

A relative overweight position in the poorly performing Consumer/Commercial Services sector and an underweight position in the strongly performing Industrials sector were negative contributors to performance during the year.

•	The largest negative stock contributors included Coldwater Creek, Resources Connection and PeopleStart.

Portfolio Positioning and Outlook

Although the U.S. was the source of the global credit concerns during the year, in general economic forecasts call for continued modest growth in the U.S. Demand for U.S. exports, which stand to gain market share because of the weak dollar, may mitigate the drag from the weak housing market. At years end, growth in emerging markets appeared solid. Until recently, growth in emerging markets largely reflected rising demand from developed countries. However, industrialized economies increasingly benefit from orders from developing nations. In aggregate, we believe that slowing global economic growth is a broadly positive trend for growth stocks. In times of uncertainty, investors may tend to gravitate toward larger companies thought to be more stable.

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Information Technology	24.7%
Industrials	18.7
Health Care	18.7
Consumer Discretionary	15.8
Energy	10.5
Financials	6.7
Telecommunication Services	3.2
Cash and Other	1.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,034.80	$4.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43
Class IB
Actual	1,000.00	1,033.50	5.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.56	5.70

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.87% and 1.12%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCEBERNSTEIN VALUE PORTFOLIO

PORTFOLIO ADVISER

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	(4.30)%	12.56%	7.01%
Portfolio – IB Shares	(4.55)	12.28	6.83
Russell 1000 Value Index	(0.17)	14.63	7.69

**	Date of inception 5/18/01. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
*	Date of inception 1/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (4.30)% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 1000 Value Index, returned (0.17)% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Relative performance was helped by positions in paper manufacturer Owens Illinois, global steel producer Arcelor-Mittal, and mobile phone manufacturer Nokia.

•	An underweight position in the Financials sector also contributed to performance.

What hurt performance during the year

•

Relative returns were hurt by several of the Portfolio’s Financials holdings amid ongoing turmoil in the global credit markets. Ambac Financial Group, Washington Mutual and Freddie Mac all contributed negatively to performance.

•	The Portfolio’s holding in Office Depot also detracted from performance.

•	An underweight position in the Utilities sector and an overweight position in the Consumer Discretionary sector detracted from relative returns.

Portfolio Positioning and Outlook

Amid the year’s market turmoil, our measure of the value opportunity widened to its historical average from the unusually compressed levels of recent years. At the end of the year, we believe our research indicated near-term caution, though overall portfolio risk remained muted. At year-end, our research efforts were focused on determining the appropriate time for larger investments in undervalued industries and companies. We believe a value opportunity may be emerging in Financials. For now, our investments in the sector remain broadly diversified.

EQ/ALLIANCEBERNSTEIN VALUE PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Financials	27.5%
Energy	16.5
Consumer Discretionary	10.3
Industrials	9.5
Consumer Staples	9.2
Telecommunication Services	8.5
Health Care	8.3
Materials	4.7
Information Technology	3.8
Utilities	1.3
Cash and Other	0.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$905.60	$3.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	904.20	4.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ARIEL APPRECIATION II PORTFOLIO

PORTFOLIO ADVISER

•	Ariel Capital Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.*
Portfolio – IA Shares	(0.95)%	5.46%
Portfolio – IB Shares	(1.20)	5.19
Russell Mid Cap Value Index	(1.42)	8.33

*	Date of inception 10/3/05.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (0.95)% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell Mid Cap Value Index, returned (1.42)% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Strong stock-picking, especially within the hard-hit Financial Services area, was a boost to performance.

•	On an individual stock selection basis, asset manager Janus Capital Group, Inc. rose in 2007 due to good portfolio performance, strengthening asset flows, and aggressive share buy-backs.

•

Energizer Holdings, Inc., which makes Schick razors and batteries, gained in 2007. During the year, the company capitalized on the growth of high-performance batteries by raising prices. Late in the year, it bought Playtex, the personal care company.

What hurt performance during the year

•	The Portfolio’s worst performing stocks in 2007 came from the Media sector – the newspaper industry specifically.

•

On an individual stock basis, the stock of McClatchy Co., the second largest newspaper company, declined more than many of its newspaper peers. Revenues were weak across the board, largely because of the firm’s significant presence in California and Florida. Those two states continue to feel disproportionate pain from the housing downturn, thus McClatchy’s real estate advertising revenues continue to drop.

•

U.S.A Today publisher Gannett Co., Inc. also declined in 2007. As the firm’s newspaper revenues continue to drop, investors also seem concerned that the company will seek to turn things around by acquiring dilutive Internet firms—as it recently acquired Schedule Star, which covers high school sports on the Internet.

Portfolio Positioning and Outlook

Investors have become accustomed to seeing long bull markets end with brief sell-offs. Many have lost historical perspective and have gained a false sense of security. We believe that the past remains instructive. On February 9, 1966 the Dow Jones Industrial Average peaked at 995.2, but the Index did not reach 1,000 until six-and-a-half years later on November 14, 1972. And even crossing that milestone did not portend good times. The wrenching 1972-1974 bear market debuted in December and two years later the Dow closed at 577.6. It did not climb back to 1,000 for good until 1982. While some may think that the 1970s is ancient history, we believe that investors may experience tough markets longer than they expect. One reason the Portfolio seeks to hold what we believe are high-quality companies with sturdy finances, steady cash flows, and a strong brand is that, in our opinion, they hold up well during difficult times.

EQ/ARIEL APPRECIATION II PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Financials	28.1%
Consumer Discretionary	26.4
Industrials	13.2
Health Care	10.2
Consumer Staples	9.5
Information Technology	9.2
Cash and Other	3.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$900.40	$4.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class IB
Actual	1,000.00	899.00	5.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.**
Portfolio – IA Shares*	3.45%	2.60%
Portfolio – IB Shares	3.29	2.56
3-Month Treasury Bill Index	5.03	3.20

*	Investment operations commenced with respect to Class IA shares on June 15, 2007. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees. Returns for periods greater than one year are annualized
**	Date of inception 5/01/03

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.29% for the year ended December 31, 2007. The Portfolio’s benchmark, the 3-Month Treasury Bill Index, returned 5.03% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•

Stock selection was particularly strong in the Consumer Discretionary sector. Short positions in homebuilders including Centex, KB Home and Toll Bros, were among the best performing holdings. Net of industries, the Portfolio was rewarded for its hallmark value characteristics – long biases toward Book to Price and Earnings to Price ratios added to active return.

•	The Materials sector was also beneficial, particularly among long positions in metal stocks (Southern Copper and U.S. Steel).

•

There was a clear preference for stocks with strong trailing price momentum. With a consistent net long position along this dimension, the Portfolio benefited from this trend as well - in particular from holdings in Materials and Information Technology sectors.

What hurt performance during the year

•

The Health Care sector was the weakest contributor to performance-particularly among medical instruments and the biotech industries. Weak contributors included short positions in Intuitive Surgical and Imclone Systems.

•	The Information Technology sector was also modestly weak including short positions in NAVTEQ Corp and Verisign Inc.

•	Net of industries, the Portfolio’s bias toward value stocks also hurt performance in a very strong growth year.

Portfolio Positioning and Outlook

At year end, the Portfolio was net short in Health Care and Financials and net long in Information Technology and Industrials. Within Financials, the Portfolio was net long in Insurance but net short in REIT’s and Banks. In Health Care, the portfolio has maintained consistent short positions in Drugs and Biotech. In Information Technology, the Portfolio remained net long in both IT Hardware and Software while in Industrials, holdings in Metal Products and Technology related Industrials accounted for a good portion of the net long bias. Net of industries, the Portfolio had a strong bias towards value and towards lower debt.

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

Sector Weightings (Long Positions) as of 12/31/07	% of Net Assets
Financials	21.9%
Information Technology	19.5
Consumer Discretionary	12.5
Industrials	12.0
Health Care	8.1
Energy	7.2
Materials	4.9
Consumer Staples	3.0
Utilities	2.9
Telecommunication Services	1.2
Cash and Other	6.8

Total	100.0%

Sector Weightings (Short Positions) as of 12/31/07	% of Investments
Financials	31.5%
Health Care	15.9
Information Technology	15.0
Consumer Discretionary	14.5
Industrials	7.7
Energy	6.6
Materials	3.5
Consumer Staples	3.1
Utilities	1.5
Telecommunication Services	0.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,012.50	$17.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,007.51	17.76
Class IB
Actual	1,000.00	1,010.90	17.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,007.51	17.76

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratio of 3.51% and 3.51, respectively, (which includes dividend expense) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	BlackRock Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	1.43%	13.10%	9.22%	10.23%
Portfolio – IB Shares	1.17	12.82	9.08	10.10
Russell 1000 Value Index	(0.17)	14.63	7.68	9.60

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 1.43% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 1000 Value Index, returned (0.17)% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Favorable stock selection, particularly in the capital markets and diversified Financial Services, enhanced performance in the Financials sector.

•	Stock selection in Energy, Industrials (particularly Machinery) and Health Care (Equipment and Supplies) also benefited performance.

•	On an individual stock basis, the largest contributors to performance were Global SantaFe, Peabody Energy, Consol Energy, Anadarko Petroleum, Honeywell International and Deere & Co.

•	Not owning Wachovia also enhanced performance as this security did not perform well in the benchmark.

•	On the allocation side, the Portfolio benefited from an underweighting in Financials and an overweighting in Industrials, Health Care and Consumer Staples.

What hurt performance during the year

•	Performance was hindered by the combination of an overweight position and stock selection within the Information Technology sector, particularly within the Semiconductor industry.

•	On an individual stock basis, the largest detractors overall to performance were Comcast, Unisys, Alcatel-Lucent, Micron Technology and LSI Corp.

•	Underweighting in the Energy and Utilities sectors did not produce positive results.

Portfolio Positioning and Outlook

At year-end, as compared to the benchmark, the Portfolio was overweight in the Information Technology, Health Care, Industrials and Consumer Staples sectors and underweight in Financials, Utilities, Consumer Discretionary and Materials. In our opinion, we believe 2008 may show a slower rate of growth for the economy if earnings slow and credit worsens. There are indications within cyclical industries such as housing, financials, semiconductors, retail and autos that point to a possible recession. The question that should be considered is how long and deep might it be.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Financials	17.8%
Energy	15.3
Information Technology	14.5
Health Care	11.2
Industrials	9.6
Consumer Staples	9.4
Consumer Discretionary	6.3
Telecommunication Services	6.1
Materials	3.1
Utilities	2.2
Cash and Other	4.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$936.70	$3.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.78	3.47
Class IB
Actual	1,000.00	936.00	4.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.52	4.74

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.68% and 0.93%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO ADVISER

•	BlackRock Investment Management International Limited

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	10.45%	19.33%	10.29%	10.56%
Portfolio – IB Shares	10.22	19.05	10.14	10.41
MSCI EAFE Index	11.17	21.59	8.66	8.38

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 10.45% for the year ended December 31, 2007. The Portfolio’s benchmark, the MSCI EAFE Index, returned 11.17% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	The Portfolio’s performance versus its benchmark benefited most notably from stock selection in the Utilities, Materials and Real Estate (primarily in Hong Kong) sectors.

•

An overweight in Energy and an underweight in Real Estate along with the absence of a position in Consumer Durables and Apparel within the Consumer Discretionary sector had a somewhat positive effect on the relative return.

What hurt performance during the year

•	The Portfolio’s relative return was hindered by stock selection in the Diversified Financials, Banks, Automobiles & Components, and Energy sectors.

•	An underweight in Semiconductors & Semiconductor Equipment and an overweight in Insurance along with the lack of exposure to Food and Staples Retailing also detracted from the comparative performance.

Portfolio Positioning and Outlook

At the end of the year, the Portfolio’s largest overweight positions relative to the benchmark were in the Food, Beverage & Tobacco, Energy and Materials sectors. The most notable underweights were in Banks, Pharmaceuticals, and Consumer Durables and Apparel (to which the Portfolio had no exposure).

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Financials	25.2%
Materials	12.6
Industrials	11.8
Energy	11.6
Consumer Staples	9.7
Telecommunication Services	7.7
Consumer Discretionary	7.6
Utilities	5.9
Information Technology	3.7
Health Care	2.6
Cash and Other	1.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,000.10	$5.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	999.10	6.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/BOND INDEX PORTFOLIO

PORTFOLIO ADVISERS

•	Standish Mellon Asset Management Company LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	6.66%	3.24%	4.93%	6.96%
Portfolio – IB Shares *	6.38	2.98	4.59	6.34
Lehman Brothers Aggregate Bond Index	6.97	4.42	5.97	8.32

*	Date of inception 6/20/05. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 3/1/85

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 6.66% for the year ended December 31, 2007. The Portfolio’s benchmark, the Lehman Brothers Aggregate Bond Index, returned 6.97% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Maintaining the structure as closely as possible to the benchmark aided performance.

•	Statistics within the Portfolio show that triple A securities performed the best for the period.

•	Looking at sector performance, Treasuries outperformed all other sectors.

What hurt performance during the year

•	Single A securities were the worst performers in the Portfolio for the period.

•	On a sector basis, Corporate bonds were underperformers.

•	Within the corporate sector, Financial Institutions performed the worst.

Portfolio Positioning and Outlook

We will continue to structure this index portfolio to deliver as closely as possible the return of the benchmark, without taking on the additional risk typical of an actively managed account.

It is not possible to invest directly in an unmanaged index such as the Lehman Aggregate Bond Index.

EQ/BOND INDEX PORTFOLIO

Portfolio Characteristics As of December 31, 2007
Weighted Average Life (Years)	6.9
Weighted Average Coupon (%)	5.4
Weighted Average Modified Duration (Years)*	4.4
Weighted Average Rating	AA+

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/07	% of Net Assets
U.S. Government and Agency	68.3%
Corporate Bonds	21.1
Asset-Backed and Mortgage-Backed Securities	6.6
Foreign Government Securities	1.8
Cash and Other	2.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,059.20	$2.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.94	2.29
Class IB
Actual	1,000.00	1,057.50	3.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.45% and 0.70%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO ADVISER

•	Boston Advisors, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	Since Incept.*
Portfolio – IA Shares**	3.89%	13.94%	5.83%
Portfolio – IB Shares	3.61	13.76	5.74
Russell 1000 Value Index	(0.17)	14.63	7.15

*	Date of inception 12/1/98
**	Date of inception 12/13/04. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 3.89% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 1000 Value Index, returned (0.17)% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	The Portfolio’s underweight position in the Financials sector added significant value relative to the benchmark.

•	The Portfolio’s investment in insurance companies and foreign financial companies with very little or no exposure to the U.S. subprime problems added greatly to performance.

•	The Portfolio maintained a market weight in Energy through most of the year and added value through the out-of-benchmark holding of PetroChina.

•	In a difficult sector, one holding - McDonald’s - rose in price during the year on success overseas and wide acceptance of the new menu items.

•	Shipping and defense stocks both added to the Portfolio’s strong year in the Industrials sector. Diana Shipping, Northrop Grumman and Raytheon had strong years in the market.

•	Microsoft Corp. was added during the year just before a significant price increase. This large, non-benchmark security selection helped the Technology sector.

What hurt performance during the year

•	The Portfolio’s dividend requirement produced a significant drag on the total return. The market’s highest yielding stocks (top decile) underperformed those companies which don’t pay a dividend.

•

In the Consumer Discretionary sector, media companies suffered many challenges. CBS was held during the year producing negative returns as the writers’ strike and Internet-based competition hurt the firm. Mattel’s stock price fell as the company became the focal point for Chinese manufactured toys with lead paint contamination.

•	Pfizer, while performing well from a sales and profit perspective, continued to fall in value as the market wrestles with the company’s diminished research pipeline.

Portfolio Positioning and Outlook

The quantitative models used at Boston Advisors emphasize companies which we believe have good valuation characteristics and strong business momentum. In our opinion, this is the long-term key to outperforming the broader market. At year-end, financial stocks were underweight relative to the benchmark, waiting for the credit crisis to reach its conclusion.

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Financials	26.6%
Energy	15.8
Consumer Staples	9.1
Industrials	8.4
Health Care	8.3
Consumer Discretionary	7.5
Telecommunication Services	7.3
Utilities	5.8
Information Technology	5.4
Materials	3.1
Cash and Other	2.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$967.50	$3.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	966.40	5.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO ADVISERS

•	Calvert Asset Management Company, Inc.

•	Bridgeway Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	12.38%	11.48%	1.49%
Portfolio – IB Shares	12.10	11.20	1.33
Russell 1000 Growth Index	11.81	12.11	(0.51)

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 9/1/99

Returns for periods greater than one year are annualized

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 12.38% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 11.81% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Stock selection contributed to the Portfolio’s strong performance.

•

A variety of industries comprise the list of best performers for 2007. Three names topping our best performers list include: Research in Motion Ltd. (Computers industry), Apple Inc. (Computers industry), and Express Scripts Inc. (Pharmaceuticals industry).

What hurt performance during the year

•	Sector allocation was a slight detractor from performance.

•	The Portfolio’s worst performers represent a variety of sectors with a skew toward Financials.

•	On an individual stock basis, the worst performer was Washington Mutual Inc. (Savings & Loans).

Portfolio Positioning and Outlook

With all the talk about this particular year, it is easy to lose sight of the long-term focus of our investment process and investment objective. Our focus is on the longer term as we adhere to the discipline of our quantitative process.

Sector Weightings as of 12/31/07	% of Net Assets
Information Technology	36.7%
Health Care	21.5
Financials	20.5
Consumer Discretionary	10.3
Industrials	4.8
Energy	3.2
Telecommunication Services	2.0
Cash and Other	1.0

Total	100.0%

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,040.50	$4.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	1,039.40	5.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	5.78%	9.55%	2.51%	4.49%
Portfolio – IB Shares	5.50	9.28	2.38	4.37
Russell 1000 Growth Index	11.81	12.11	3.83	5.53

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to remove the effect of the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.78% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 11.81% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	The impact of stock selection was positive. Schlumberger and Weatherford International were particularly good holdings for the Portfolio.

•	Selection in the Consumer Discretionary sector was beneficial, though gains were outweighed by the Portfolio’s overweight position in the sector.

•	The portfolio’s overweight position in Information Technology was additive with Google being the biggest positive contributor to results.

What hurt performance during the year

•	An underweight position in the strong Energy sector detracted from relative returns.

•

Rising concerns about the U.S. economy and capital spending negatively impacted some of the Portfolio’s technology holdings, including contract manufacturers and semiconductor memory companies. SanDisk, and Jabil Circuit were hurt by announcements of new manufacturing capacity and slight reductions of demand.

•

Though a small portion of the Portfolio, Financial stocks made a negative impact. Throughout November and December concerns about the housing market, subprime mortgages, and default rates negatively affected several of holdings in the Financials section, including Wachovia. In addition, Sallie Mae dropped after a proposed takeover collapsed, which also weighed on returns.

•

Stock selection in the Health Care sector was negative. Sepracor was the biggest drag in the Portfolio and Genentech declined after a regulatory panel rejected the company’s Avastin treatment for breast cancer.

•	An underweight position in Materials also hurt relative returns.

Portfolio Positioning and Outlook

At year-end, we believe a U.S. economic slowdown is underway. While we do not yet know the full scope of the credit market crisis, we believe it will take time for all its ramifications to work through the financial system and the economy. This credit crunch is wider in scope, more opaque and more complex than past credit crises. In our opinion, the U.S. economy has shown some signs of slowing but not of a serious breakdown. Employment and economic growth have deteriorated somewhat amid modest inflation. However, the Federal Reserve has shown that it is willing to act to ensure stability, and while there are pockets of weakness, there are also pockets of strength.

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Information Technology	33.9%
Health Care	18.9
Consumer Discretionary	14.3
Industrials	11.1
Financials	6.9
Consumer Staples	6.6
Energy	4.4
Telecommunication Services	1.2
Materials	0.5
Utilities	0.4
Exchange Traded Fund	0.3
Cash and Other	1.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$994.60	$3.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	993.30	4.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO ADVISER

•	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	1.89%	12.24%	4.73%
Portfolio – IB Shares	1.63	11.98	4.59
S&P 500 Index	5.49	12.83	2.76

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 1.89% for the year ended December 31, 2007. The Portfolio’s benchmark, the S&P 500 Index, returned 5.49% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Stock selection in the Materials sector was the top contributor for the year.

•

Holding Potash Corp. of Saskatchewan was the biggest contributor to Portfolio returns. The company, which is the world’s largest supplier of potash, a major ingredient in some fertilizers, benefited from an increase in global demand.

•	Holding Barrick Gold and Nucor also benefited Portfolio returns.

•

Stock selection in Consumer Discretionary stocks helped returns. Holding companies like Las Vegas Sands, McDonald’s and Urban Outfitters was additive. In August, Las Vegas Sands opened its newest casino in Asia, the Venetian Macau, which could benefit from the growing gaming market.

•	Stock selection in the Industrials sector aided results. Fluor, Trane and Illinois Tool Works were among the top contributors in this area.

What hurt performance during the year

•

Stock selection in Information Technology stocks, particularly among the Portfolio’s computer and semiconductor-related holdings, was the leading detractor from returns. Qimonda, Jabil Circuit and Verifone Holdings had weak results.

•

Health Care stocks also weighed on results. Large holdings Forest Laboratories and AstraZeneca were detrimental, as was Sepracor, which was hurt by softer-than-expected growth for its sleep maintenance medication Lunesta.

•

Four out of the top five stock detractors from absolute returns were in the Financials sector, specifically the Consumer Finance and Thrifts & Mortgage areas. Sallie Mae dropped after a proposed takeover collapsed. Washington Mutual, Wachovia and AmeriCredit also felt the impact of ongoing turmoil in the credit markets.

Portfolio Positioning and Outlook

At year-end, we believe a U.S. economic slowdown is underway. While we do not yet know the full scope of the credit market crisis, we believe it will take time for all its ramifications to work through the financial system and the economy. In our opinion, the U.S. economy has shown some signs of slowing but not of a serious breakdown. Employment and economic growth have deteriorated somewhat amid modest inflation. The Federal Reserve has shown that it is willing to act to ensure market stability.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Information Technology	16.8%
Financials	16.3
Health Care	15.0
Industrials	12.1
Consumer Discretionary	10.2
Energy	9.1
Consumer Staples	8.3
Telecommunication Services	4.1
Materials	3.4
Utilities	2.6
Cash and Other	2.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$959.00	$3.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	957.90	4.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO ADVISERS

•	Caywood-Scholl Capital Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	2.81%	8.94%	5.63%	7.55%
Merrill Lynch U.S. High Yield Master Cash Pay Only Index	2.21	10.57	5.80	7.74

*	Date of inception 11/18/94.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.81% for the year ended December 31, 2007. The Portfolio’s benchmark, the Merrill Lynch U.S. High Yield Master Cash Pay Only Index, returned 2.21% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	An underweight position in the triple C sector of the market benefited the Portfolio. Throughout 2007, the Portfolio had a higher quality bias with respect to sector allocation.

•

Avoidance of the Homebuilding, Newspaper, and Building Products sectors added to relative performance. Consistent with this theme, the Portfolio was underweight Automotive OEMs and Auto Parts Manufacturers. These two industries underperformed the broader market.

•	Large positions in securities that were acquired and who subsequently tendered for their bonds, including Dobson Communications, Intelsat, and Lyondell Chemical, were a benefit for the Portfolio.

•	There were no defaults in the Portfolio over the past twelve months. The lack of defaults had a positive impact toward maintaining principal value in the Portfolio.

What hurt performance during the year

•	The most significant negative was the Portfolio’s investment in the Cable sector.

•	The Portfolio’s holdings in the directory industry have come under more pressure than expected given the stability of their cashflows. The market sentiment has turned negative on these issues.

Portfolio Positioning and Outlook

The Portfolio seeks the best value in higher quality high yield bonds. In our opinion, the current spreads for the entire high yield market have closed the valuation gap significantly as the recent widening has anticipated higher default rates and the possibility of a recessionary environment. The excesses of easy credit in the mortgage, structured finance and credit markets are in the “cleansing” process and all risk is being re-priced. We believe default rates may creep higher as lower quality companies that issued bonds/loans during the easy credit era of 2005 and 2006 will begin to face a more challenging business environment. We believe the lowest quality portion of the high yield market (generally CCC and below) may still be overpriced versus solid single B and BB companies.

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

Portfolio Characteristics As of December 31, 2007
Weighted Average Life (Years)	8.0
Weighted Average Coupon (%)	7.7
Weighted Average Modified Duration (Years)*	5.4
Weighted Average Rating	B+

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/07	% of Net Assets
Corporate Bonds	91.6%
U.S. Government and Agency	1.9
Equities & Warrants	0.2
Cash and Other	6.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IB
Actual	$1,000.00	$1,006.40	$5.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO ADVISER

•	Davis Selected Advisers, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.*
Portfolio – IA Shares	4.09%	9.39%
Portfolio – IB Shares	3.81	9.11
S&P 500 Index	5.49	11.38

*	Date of inception 8/31/06.

Returns for periods greater than one year are annualized

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.09% for the year ended December 31, 2007. The Portfolio’s benchmark, the S&P 500 Index, returned 5.49% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•

Energy companies were the most important contributor to the Portfolio’s performance over the year. The Portfolio’s Energy companies outperformed the corresponding sector within the benchmark. The Portfolio also benefited from a higher relative average weighting in this sector.

•	ConocoPhillips, Occidental Petroleum, China Coal Energy, Devon Energy, and EOG Resources were among the top contributors to performance.

•

The Portfolio’s Consumer Staples companies were the second most important contributor to performance. The Portfolio’s Consumer Staples companies outperformed the corresponding sector within the benchmark. The Portfolio benefited from a higher relative weighting in this sector.

•	Altria and Costco were among the top contributors to performance.

What hurt performance during the year

•

The most important detractors from performance relative to the benchmark over the year were the Portfolio’s higher weighting in Financials companies, which was a poorly performing sector, and a lower weighting in Information Technology companies, which was a strongly performing sector, as well as poor stock selection among Materials companies.

•

The Financials sector was the worst performing sector in the benchmark. The Portfolio’s Financial companies outperformed the corresponding sector within the benchmark but were still the largest detractor from performance. A higher relative average weighting in this sector detracted from both absolute and relative performance.

•

On an individual stock basis, American International Group, Wachovia, American Express, Moodys, Ambac Financial Group, and E*Trade Financial Group were among the leading detractors from performance in the Financials sector. Comcast and Harley Davidson were among the top detractors from performance in the Consumer Discretionary Sector.

•	The weak performance of the Portfolio’s Consumer Discretionary companies along with a higher relative average weighting in this sector detracted from both absolute and relative performance.

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Financials	34.2%
Energy	15.0
Consumer Staples	14.6
Consumer Discretionary	9.6
Information Technology	9.0
Health Care	4.1
Industrials	3.5
Materials	3.5
Telecommunication Services	1.1
Cash and Other	5.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 - 12/31/07*
Class IA
Actual	$1,000.00	$977.50	$5.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.01	5.24
Class IB
Actual	1,000.00	975.80	6.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.75	6.51

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.03% and 1.28%, respectively, multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO ADVISER

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	5.22%	12.47%	5.57%	10.23%
Portfolio – IB Shares*	4.97	12.18	5.30	9.96
S&P 500 Index	5.49	12.83	5.91	10.65

*	Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees
**	Date of inception 3/1/94

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.22% for the year ended December 31, 2007. The Portfolio’s benchmark, the S&P 500 Index, returned 5.49% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	The most positive sector contributors for the year were Energy, Information Technology, Consumer Staples, Industrials and Health Care.

•	The top five stocks that provided the most positive impact to performance for the year were Exxon Mobil Corp., Apple Computer, Inc., Google, Inc., Microsoft Corp. and Chevron Corp.

What hurt performance during the year

•	The most negative sector contributors for the year were Financials, Consumer Discretionary, Telecom Services, Materials and Utilities.

•	The five stocks that provided the most negative impact to performance for the year were Citigroup, Inc., Bank of America Corp., Merrill Lynch & Co., American International Group and Wachovia Corp.

Portfolio Positioning and Outlook

The Portfolio will continue to attempt to meet its performance objective by approximating the investment return of the underlying benchmark.

It is not possible to invest directly in an unmanaged index such as the S&P 500.

EQ/EQUITY 500 INDEX PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Financials	17.6%
Information Technology	16.7
Energy	12.9
Health Care	12.0
Industrials	11.5
Consumer Staples	10.2
Consumer Discretionary	8.5
Telecommunication Services	3.6
Utilities	3.6
Materials	3.3
Cash and Other	0.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$985.70	$1.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.29	1.94
Class IB
Actual	1,000.00	984.40	3.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.03	3.21

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.38% and 0.63%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

PORTFOLIO ADVISER

•	Evergreen Investment Management Company, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.*
Portfolio – IA Shares	9.54%	4.75%
Portfolio – IB Shares	9.26	4.51
Merrill Lynch Global Broad Market ex U.S. Index	11.33	8.02

*	Date of inception 10/3/05

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 9.54% for the year ended December 31, 2007. The Portfolio’s benchmark, the Merrill Lynch Global Broad Market ex U.S. Index, returned 11.33% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•

Market selection tended to help the Portfolio’s performance while overweighting positions in Australia, Canada, Denmark, Hong Kong, Mexico, New Zealand, Norway and the United Kingdom helped the Portfolio.

•	The underweighting of the Euro-zone and Japan benefited the Portfolio.

•	The Portfolio’s shorter than benchmark duration also helped performance over the year.

•	Security and credit selection, which had erred on the side of quality, was also a small addition to performance.

•	Sector allocation was broadly neutral.

What hurt performance during the year

•	Foreign exchange volatility, particularly in July, August and November, had a detrimental effect on performance.

•	The cost of maintaining a benchmark weighting to the Japanese Yen was detrimental to the Portfolio’s performance.

Portfolio Positioning and Outlook

At the end of the year, it appears that while growth in the global economy may decelerate somewhat in the months ahead, the overall rate of growth will still be reasonable. Although inflationary pressures continue to increase, the overall inflationary outlook appears to us to be muted. However, significant problems could arise if either the growth outlook deteriorates further or inflationary pressures intensify. Overall, we believe the financial positions of governments remain healthy, with the exceptions of Japan, the U.K. and India. In fact, the improvement of the U.S. government deficit situation is noticeable. Nevertheless, the current account deficits of the U.S. and the U.K. remain troublesome. In our opinion, currency markets may likely remain quite volatile. At the end of 2007, our currency positioning was close to that of the benchmark.

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

Portfolio Characteristics As of December 31, 2007
Weighted Average Life (Years)	6.6
Weighted Average Coupon	5.0
Weighted Average Modified Duration (Years)*	4.9
Weighted Average Rating	AA+

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/07	% of Net Assets
Foreign Government Securities	56.1%
Corporate Bonds	36.2
Cash and Other	7.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,092.20	$4.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43
Class IB
Actual	1,000.00	1,090.40	5.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.56	5.70

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.87% and 1.12%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/EVERGREEN OMEGA PORTFOLIO

PORTFOLIO ADVISER

•	Evergreen Investment Management Company, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	11.65%	12.92%	1.28%
Portfolio – IB Shares	11.28	12.63	1.14
Russell 1000 Growth Index	11.81	12.11	0.54

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 1/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 11.65% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 11.81% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•

Contrary to 2006 where stock selection in Consumer Discretionary was one of the major detractors to performance, in 2007 the reverse has occurred and stock selection in Consumer Discretionary has been the best contributor to performance.

•	Amazon and Apollo Group (Consumer Discretionary sector) were the best performing stocks for the year.

•	Other sectors that contributed positively to performance were Information Technology and Consumer Staples.

What hurt performance during the year

•	On an individual stock basis, Amgen Inc., was the major stock performance detractor.

•	The major sector performance detractor was the Financials sector. Holdings in the Financials sector were comprised of Marsh & McLennan, Legg Mason Inc. and Citigroup.

•	A lack of exposure in the Materials sector and an underweight position in Energy were major detractors from performance.

Portfolio Positioning and Outlook

The Portfolio’s focus remains on bottom-up company fundamentals rather than top-down macro variables. We refrain from trying to determine macro variables such as interest rates, employment growth and inflation. Our bottom-up analysis currently leads us to large capitalization stocks and overweights in Technology, Health Care and select consumer names. At year’s end, we were underweight in Energy, Materials and Industrials. In our opinion, commodities prices are well above our estimate of the marginal cost of production.

EQ/EVERGREEN OMEGA PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Information Technology	34.9%
Health Care	19.2
Consumer Discretionary	17.4
Consumer Staples	10.3
Financials	8.6
Industrials	6.9
Energy	1.4
Cash and Other	1.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,012.70	$4.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class IB
Actual	1,000.00	1,011.70	5.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/FI MID CAP PORTFOLIO

PORTFOLIO ADVISER

•	Fidelity Management & Research Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	8.25%	16.68%	6.01%
Portfolio – IB Shares	8.05	16.38	5.82
S&P Mid Cap 400 Index	7.98	16.20	7.51

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to remove the effect of 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees
**	Date of inception 9/1/00

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 8.25% for the year ended December 31, 2007. The Portfolio’s benchmark, the S&P Mid Cap 400 Index, returned 7.98% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•

The Portfolio’s underweighted position, at year end, in the Financials sector helped performance the most. Concerns about rising mortgage default rates, falling home prices and tightening credit standards hurt many Financial stocks.

•

An overweight position in companies benefiting from differentiated products and services contributed to performance. Owning DeVry, a provider of education services, added positively to the Portfolio’s performance. Its strong brand and sound service model, coupled with higher enrollment numbers, benefited the stock.

•	Owning Flowserve, which builds pumps and valves used by nuclear power plants, cooling systems, and boilers among other equipment used by a variety of industries benefited the Portfolio’s performance.

What hurt performance during the year

•

On an individual stock basis, Harman International, a manufacturer of audio and electronic systems, continued to suffer from weak investor sentiment against a backdrop of uncertainty due to the cancelled acquisition of the company, senior level management changes, and weaker-than-expected results. Weight Watchers underperformed due to slowing enrollment in their weight loss programs. Nexans, a maker of cables, declined on concerns of a slowing global economy, which would reduce demand for its cables primarily used in infrastructure.

•

Underweighting Energy stocks hurt relative performance. Higher oil prices driven by strong global demand and constrained supplies benefited the sector. At year end, the Portfolio had an underweighted position in the Energy sector in favor of higher growth opportunities that are less sensitive to unpredictable commodity prices and the performance of the overall economy.

•

Also detracting from performance were holdings among transportation stocks, including Hertz Global and Delta Air. The shares of these companies were pressured by weakening pricing power for rental cars and rising fuel costs, respectively.

Portfolio Positioning and Outlook

At year end, the Portfolio was focused on stocks with above-average growth potential. It was overweighted in the Information Technology, Consumer Discretionary, Industrials and Telecommunication Services sectors. Conversely, the Portfolio was underweighted in Financials, which we believe may be negatively impacted by the current economic backdrop—credit, housing and consumer spending concerns. The Health Care, Energy and Materials sectors were also underweighted.

Many of the investment choices and consequent themes in the Portfolio shared several characteristics, including: strong pricing power, beneficial

EQ/FI MID CAP PORTFOLIO

product cycles, globally-driven expansion and above-average earnings growth.

Sector Weightings as of 12/31/07	% of Net Assets
Industrials	25.4%
Consumer Discretionary	23.0
Information Technology	22.0
Telecommunication Services	9.9
Financials	7.3
Consumer Staples	5.0
Energy	4.5
Health Care	0.5
Cash and Other	2.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$973.80	$3.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	973.50	4.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO ADVISER

•	Franklin Advisors, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.*
Portfolio – IA Shares	2.36%	5.59%
Portfolio – IB Shares	2.07	5.30
S&P 500 Index	5.49	10.65
Lehman Brothers Aggregate Bond Index	6.97	7.10

*	Date of inception 9/15/06

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 2.36% for the year ended December 31, 2007. The Portfolio’s benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 5.49% and 6.97%, respectively, over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•

Several of the Portfolio’s Electric Utility equity holdings performed well, including Public Service Enterprise Group (PSEG), TXU and FirstEnergy. PSEG benefited from improving power markets in its core areas of operations as well as attractive growth opportunities in the regulated utility business. TXU’s share price surged as it was successfully acquired by private equity partners KKR and TPG.

•

Energy and Basic Materials equity holdings also contributed to the Portfolio’s performance, partly driven by strong prices for oil, copper and gold. Shares of integrated oil companies Chevron and ConocoPhillips appreciated as crude oil prices increased and approached $100 per barrel at period-end. Domestic energy producer Chesapeake Energy benefited from strong natural gas prices and solid production performance. Freeport McMoran Copper & Gold and Barrick Gold stocks rose due to continued strong global demand for metals.

What hurt performance during the year

•

Turmoil in housing-related sectors, including financial companies exposed to subprime mortgages and related structured credit products, negatively impacted some Portfolio holdings. Financial firms including Washington Mutual, Citigroup and E*TRADE Financial, along with home builders D.R. Horton and KB Home, were significant detractors from performance during the period.

•

Corporate bond holdings negatively impacted Portfolio performance as widening spreads more than offset the rally in U.S. Treasury securities. Specific holdings that hurt results included GMAC Financial Services and Charter Communications. GMAC was weighed down by mortgage lending exposure via its Residential Capital subsidiary. Despite attractive revenue and cash flow growth, Charter Communications declined as the cable sector weakened partly due to fears of elevated competition from telecommunication services providers and satellite broadcast companies.

Portfolio Positioning and Outlook

The Portfolio’s strategy is to invest in bonds and stocks of companies we consider undervalued or out-of-favor. We continue to focus on identifying individual companies that we believe have the potential for income today and significant growth tomorrow. Additionally, we continued to believe select opportunities in corporate bonds offer a compelling opportunity to earn attractive yields and total returns.

EQ/FRANKLIN INCOME PORTFOLIO

Distribution of Assets by Sector as of 12/31/07	% of Net Assets
Corporate Bonds	50.0%
Common Stocks	18.8
Preferred Stocks	8.4
U.S. Government and Agency	4.9
Cash and Other	17.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 - 12/31/07*
Class IA
Actual	$1,000.00	$978.50	$5.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	976.60	6.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

PORTFOLIO ADVISER

•	Franklin Advisory Services, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.*
Portfolio – IA Shares	(8.39)%	(0.29)%
Portfolio – IB Shares	(8.63)	(0.55)
Russell 2500 Value Index	(7.27)	0.77

*	Date of inception 9/15/06

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (8.39)% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 2500 Value Index, returned (7.27)% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	The Energy sector was a top contributor to performance.

•

Energy-related Portfolio holdings Atwood Oceanics, Global Industries and Bristow Group helped performance as they benefited from rising crude oil prices, which approached $100 per barrel near period-end.

•	The Materials sector helped performance, as steel holdings Steel Dynamics, Gerdau AmeriSteel, and Reliance Steel & Aluminum appreciated significantly.

What hurt performance during the year

•	Consumer Discretionary holdings M/I Homes, Tuesday Morning and West Marine hindered results as they fell in value during the year.

•	Several Financials sector holdings also hurt performance, including Security Capital Assurance and PMI Group, which declined mostly due to the subprime mortgage crisis.

Portfolio Positioning and Outlook

The Portfolio’s strategy is to invest in small cap companies that we believe are selling below their underlying worth. Our strategy is for the Portfolio to hold fundamentally sound companies purchased at what we consider attractive prices, often when they are out of favor with other investors. We select securities without regard to benchmark comparisons, and we aim for long-term results. We are confident that the market will provide opportunities for us to execute our strategy with success.

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Industrials	29.1%
Consumer Discretionary	21.3
Financials	17.9
Materials	10.3
Energy	6.9
Information Technology	5.9
Health Care	2.6
Consumer Staples	1.6
Utilities	0.9
Cash and Other	3.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 - 12/31/07*
Class IA
Actual	$1,000.00	$836.70	$4.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	835.20	6.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO ADVISER

•	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.**
Portfolio – IA Shares*	(2.87)%	7.76%
Portfolio – IB Shares	3.42	7.72
S&P 500 Index	5.49	12.67

*	Investment operations commenced with respect to Class IA shares on June 8, 2007. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/03

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.42% for the year ended December 31, 2007. The Portfolio’s benchmark, the S&P 500 Index, returned 5.49% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	The year 2007 set a record for mergers and acquisitions with $4.5 trillion of announced transactions.

•	Aztar, Hilton Hotels and Sequa Corp. were successful purchases, initially as potential targets that were acquired during the year.

•	The Portfolio was significantly underweight in the Financials sector, which contributed positively to performance.

•	A pickup in global deals caused by the weak dollar made U.S. assets particularly attractive.

What hurt performance during the year

•	Relative to its benchmark, the Portfolio had underweight positions in the Energy and Information Technology sectors, which detracted from performance.

•	On an individual security basis, SLM Corp., Apple Inc. and ExxonMobil Corp. were among the leading detractors from performance.

Portfolio Positioning and Outlook

The subprime downturn caused a liquidity crunch, which impacted private equity and leveraged deals. Spreads on deals widened, causing a short-term dislocation in performance. For the two-thirds of the Portfolio invested in announced deals, our focus has been on high quality, cash deals. At year’s end, the Portfolio’s investments were more heavily focused on corporate deals with less need for outside financing. Credit for corporate deals remains available. These worked well for the Portfolio in 2007. Stock selection will remain crucial for the remainder of the Portfolio where our focus is on companies that could be taken over. Strategic buyers could surface for several of our holdings in industrial and consumer stocks.

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Health Care	15.9%
Consumer Discretionary	12.6
Industrials	11.0
Telecommunication Services	8.3
Utilities	8.1
Financials	6.8
Information Technology	5.9
Consumer Staples	4.1
Materials	2.6
Energy	1.8
Cash and Other	22.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$971.30	$5.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.71	5.55
Class IB
Actual	1,000.00	969.50	6.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.45	6.82

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.09% and 1.34%, respectively, multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO ADVISER

•	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	(6.86)%	17.66%	11.62%	13.97%
Portfolio – IB Shares	9.32	17.63	11.60	13.96
Russell 2000 Value Index	(9.78)	15.80	9.06	12.25

*	Investment operations commenced with respect to Class IA shares on July 13, 2007. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IB shares are not subject to any 12b-1 fees.
**	Date of inception 8/1/88

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.32% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 2000 Value Index, returned (9.78)% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Significant underweights in Financials, Retailers and Homebuilders sectors (the worst performing areas of the market) helped from a sector allocation perspective.

•	Among the Portfolio’s best performers were companies that were taken over during the year, including Aztar, Sequa, Lamson & Sessions and Biomet.

•	Industrial holdings were strong, fuelled by surging growth in developing economies. On an individual stock basis these included Flowserve, Precision Castparts, and Ametek.

What hurt performance during the year

•	Cablevision’s fourth attempt to take the company private was rejected. This bodes well for its long-term prospects, but had a short-term negative impact on the stock.

•	A deal to acquire Myers Industries was called off by Goldman Sachs Capital Partners due to credit challenges.

•	Small broadcasters and newspaper stocks performed poorly, primarily due to concerns that a weak macroeconomic picture will translate into weaker advertising spending.

Portfolio Positioning and Outlook

The world economy appears to be slowing. The question now is whether the correction in the financial markets and the cyclical downturn in housing will lead to a recession. Consumers are feeling the pain of lower home values, while faced with higher energy and food prices. Consumer spending may deteriorate, which may cause businesses to pull back in spending and hiring. In our opinion, the corporate sector is in good shape to weather the downturn. It appears to us that inventories are under control and balance sheets are healthy.

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Industrials	22.5%
Consumer Discretionary	15.9
Health Care	7.7
Consumer Staples	6.8
Information Technology	6.4
Materials	6.4
Financials	5.6
Utilities	4.5
Telecommunication Services	4.0
Energy	1.3
Cash and Other	18.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while Class IA commenced operations on July 13, 2007, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purposes of comparability.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* Ended 12/31/07
Class IA
Actual	$1,000.00	$1,139.70	$4.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.77	4.48
Class IB
Actual	1,000.00	970.20	5.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.46	5.80

*	Expenses are equal to the Portfolio’s Class IA and IB shares annualized expense ratios of 0.88% and 1.14%, respectively, multiplied by the average account value over the period, multiplied by 171/365 for Class IA (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example and Class IB).

EQ/GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO ADVISER

•	BlackRock Financial Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	6.70%	2.92%	4.46%	5.34%
Lehman Brothers Intermediate Government Bond Index	8.47	3.69	5.55	6.29

*	Date of inception 5/1/91

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 6.70% for the year ended December 31, 2007. The Portfolio’s benchmark, the Lehman Brothers Intermediate Government Bond Index, returned 8.47% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•

The Portfolio’s exposure to U.S. Treasury securities benefited its absolute performance for the period. As the subprime mortgage turmoil took hold of the markets during the third and fourth quarters, investors moved away from virtually all segments of the fixed income markets in favor of high-quality U.S Treasuries. In fact, during 2007, all of the sectors within the broad-based Lehman Aggregate Bond Index posted negative excess returns versus U.S. Treasury securities.

•	The Portfolio held an underweight position in U.S. Agency securities for most of the year, aiding performance as even these high-quality issues were affected by the market volatility.

What hurt performance during the year

•

Exposure to non-indexed spread product, particularly adjustable rate mortgages (ARMs), fixed rate mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) detracted from performance as the returns of these sectors lagged that of U.S. Treasuries in 2007.

•	The Portfolio’s small exposure to investment-grade corporate debt also hindered performance as this sector also underperformed U.S. Treasuries.

Portfolio Positioning and Outlook

We remain cautious about the effects of the subprime mortgage woes on the prime mortgage market and the ongoing deceleration in the housing market. At year end, the Portfolio was positioned with exposure to both U.S. Treasuries and agencies, although our exposure to both sectors is underweight relative to the benchmark. We have maintained our exposure to high-quality, short-duration assets, including CMBS, collateralized mortgage obligations and ARMs. Regarding high-quality CMBS (AAA-rated issues), we believe that fundamentals remain strong, and short- to mid-term supply technicals look positive as origination has come to a halt. We also have a tactical position in investment-grade corporate securities as yield spreads on high-quality corporate issues have now reached levels not seen since 2003, creating attractive relative value opportunities. At the end of the year on December 31, 2007, the Portfolio was positioned with a slightly short duration versus the benchmark.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

EQ/GOVERNMENT SECURITIES PORTFOLIO

Portfolio Characteristics As of December 31, 2007
Weighted Average Life (Years)	4.6
Weighted Average Coupon (%)	4.9
Weighted Average Modified Duration (Years)*	3.3
Weighted Average Rating	AAA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/07	% of Net Assets
U.S. Government and Agency	95.3%
Asset-Backed Securities	17.2
Corporate Bonds	10.7
Cash and Other	(23.2)

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,053.30	$3.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.58	3.67

*	Expenses are equal to the Portfolio’s Class IA shares annualized expense ratio of 0.72% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	MFS Investment Management (“MFS”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years		Since Incept.*
Portfolio – IB Shares	16.14%	17.84%	5.97%		6.91%
MSCI AC World Index ex. U.S. Growth †	21.03	22.33	—	**	—	**
MSCI EAFE Growth Index	16.45	19.85	6.46		6.32

*	Date of inception 11/18/94
**	Date of inception 12/31/98
†	In 2007, the Investment Manager revised the Portfolio’s benchmark index to be the MSCI AC World Index ex. U.S. Growth , which more closely reflects the market sectors in which the Portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 16.14% for the year ended December 31, 2007. The Portfolio’s benchmark, the MSCI EAFE Growth Index, returned 16.45% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•

Stock selection in the Financial Services, Utilities and Communications sectors boosted performance relative to the benchmark. In the Financial Services sector, the Portfolio’s holdings in home financier Housing Development Finance Corp. (India) and wealth management firm Julius Baer (Switzerland) delivered strong appreciation. Not owning the poor-performing financial services firm Mizuho Financial (Japan) also enhanced relative returns.

•	In the Utilities and Communications sectors, holdings in electric utility company CEZ (Czech Republic) and wireless communications company China Mobile (Hong Kong) aided relative performance.

•	Overweighting the Energy sector also benefited relative results. Oil and gas exploration and production company Petroleo Brasileiro (Brazil) was among the top contributors.

•

Stocks in other sectors that contributed to relative returns included chemical producer Wacker Chemie AG (Germany), mining giant BHP Billiton (U.K.), and global food company Nestle (Switzerland). Not owning the poor-performing pharmaceutical firm AstraZeneca (U.K.) also enhanced relative returns.

What hurt performance during the year

•

Stock selection in the Technology sector was the primary factor detracting from performance relative to the benchmark. The Portfolio’s positioning in mobile phone maker Nokia (Finland) and microchip and electronics manufacturer Samsung Electronics (South Korea) weighed on results. Not owning strong performing video game console maker Nintendo (Japan) also hindered relative performance.

•

Several financial securities detracted from relative results including investment management and banking firm UBS (Switzerland), banking firm HSBC (U.K.), consumer finance firm Aeon Credit Services (Japan), and securities firm Daiwa Securities (Japan).

•	The Portfolio’s positioning in car manufacturer Toyota (Japan) held back relative results. Not owning benchmark constituent mining operator Rio Tinto (Australia) was also a negative factor.

•	During the reporting period, currency exposure was a detractor from relative performance.

EQ/INTERNATIONAL GROWTH PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Financials	18.1%
Information Technology	13.5
Consumer Staples	12.8
Consumer Discretionary	11.1
Materials	10.3
Industrials	9.0
Health Care	8.1
Energy	6.8
Telecommunication Services	6.1
Utilities	1.0
Cash and Other	3.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table to the right provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IB
Actual	$1,000.00	$1,036.90	$6.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.40	6.87

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.35% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO ADVISER

•	J.P. Morgan Investment Management Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	3.35%	3.61%	5.41%
Portfolio – IB Shares	3.08	3.37	5.26
Lehman Brothers Aggregate Bond Index	6.97	4.42	5.98

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 1/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 3.35% for the year ended December 31, 2007. The Portfolio’s benchmark, the Lehman Brothers Aggregate Bond Index, returned 6.97% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•

The Portfolio’s AAA-rated holdings remain a positive, given the Portfolio’s sector specialists’ analysis, which has included re-underwriting each position, stressing housing weakness, defaults and recoveries.

What hurt performance during the year

•

Prepayment-sensitive mortgage spreads widened due to liquidity concerns around year-end, funding agency selling and higher volatility, which hurt the Portfolio’s overweight position and detracted from performance.

Portfolio Positioning and Outlook

At the end of the year, we believe the Fed may lower the fed funds rate, maintaining friendly language until either growth prospects pick up or labor market data change materially. With weaker-than-expected labor market conditions, the Fed may be able to reasonably forecast a tempering of inflation in the intermediate term. We believe that fourth-quarter 2007 gross domestic product (GDP) may come in at 2.5%, boosted by still solid growth in consumer spending, continued strength in net exports and strong government spending. Residential investment is expected to fall significantly further and business investment may soften, with a slower pace of inventory rebuilding.

Distribution of Assets by Sector as of 12/31/07	% of Net Assets
U.S. Government and Agency	56.2%
Asset Backed Securities	32.9
Corporate Bonds	28.7
Commercial Paper	21.8
Foreign Government Securities	1.6
Cash and Other	(41.2)

Total	100.0%

Portfolio Characteristics As of December 31, 2007
Weighted Average Life (Years)	8.0
Weighted Average Coupon (%)	6.7
Weighted Average Modified Duration (Years)*	4.3
Weighted Average Rating	AA+

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

EQ/JPMORGAN CORE BOND PORTFOLIO

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,025.10	$2.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.38	2.85
Class IB
Actual	1,000.00	1,023.30	4.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.12	4.13

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.56% and 0.81%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO ADVISER

•	J.P. Morgan Investment Management Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	(0.93)%	11.97%	4.67%	5.85%
Portfolio – IB Shares	(1.18)	11.68	4.53	5.72
Russell 1000 Value Index	(0.17)	14.63	7.68	9.60

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (0.93)% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 1000 Value Index, returned (0.17)% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Stock selection in the Consumer Staples and Technology sectors contributed positively to the Portfolio’s performance.

•	On an individual stock basis, TD Ameritrade Inc., an Internet broker, helped performance, as the company’s shares benefited from healthy account activity levels and increased market share.

•

Canadian aluminum producer Alcan Inc. was a positive contributor to performance. The company was in a dominant position to benefit from a worldwide tightening in aluminum supplies and rapid growth in Asia.

What hurt performance during the year

•	Stock selection in the Insurance and Financial sectors detracted from performance.

•	On an individual stock basis, MGIC Investment Corp hurt performance. The company’s shares plunged following disappointing second-quarter earnings due to accelerating credit losses in a few key states.

•	Ambac Financial, an insurer of asset-backed securities, also detracted from performance due to continued credit market turmoil and concerns about exposure to sub-prime mortgages.

Portfolio Positioning and Outlook

It is reasonably clear that the fallout from last summer’s turn in the credit cycle is not yet over. We believe prospects for growth in U.S. corporate profits are quite gloomy. However, every cloud has a silver lining. While corporate cost-cutting may cut into economic growth, we believe it is a vital tool in reducing inflationary pressure and maintaining corporate profitability. Though we cannot rule out material weakness in U.S. equity markets as events run their course, a meaningful recovery may only be a matter of time.

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Financials	26.8%
Energy	14.2
Industrials	10.6
Consumer Staples	8.2
Health Care	7.3
Consumer Discretionary	7.1
Utilities	6.9
Information Technology	6.2
Telecommunication Services	5.4
Materials	4.4
Cash and Other	2.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$918.10	$3.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	917.10	4.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	Legg Mason Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.*
Portfolio – IA Shares	(5.70)%	2.57%
Portfolio – IB Shares	(5.88)	2.32
S&P 500 Index	5.49	10.42

*	Date of inception 10/3/05

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (5.70)% for the year ended December 31, 2007. The Portfolio’s benchmark, the S&P 500 Index, returned 5.49% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Strong security selection in the underperforming Consumer Discretionary sector helped the Portfolio avoid larger declines.

•	An overweight position and strong security selection in the outperforming Health Care sector contributed to returns.

•	From an individual security perspective, the most significant contributors included Amazon.com, Google, Aetna, Expedia, and UnitedHealth Group.

What hurt performance during the year

•

Negative contribution from security selection was the primary driver of underperformance for the year. The Portfolio was hurt most dramatically by stock choices in the Telecommunications and Financials sectors, and to a smaller extent by investments in the Industrials sector. An underweight position in the Energy sector was also a significant detractor for the period.

•	From an individual security perspective, the most significant detractors included Countrywide, Sears Holding Company, Sprint Nextel, Citigroup, and Pulte Homes.

Portfolio Positioning and Outlook

While the Portfolio’s performance in 2007 was disappointing, we believe the current market dislocation presents an opportunity to take advantage of new investment opportunities, as we have during similar periods in the past. We see investment opportunities in stocks that benefit from a steeper yield curve, a more normal credit environment, slower growth, and benign inflation.

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Consumer Discretionary	23.3%
Information Technology	22.3
Financials	18.6
Health Care	14.8
Telecommunication Services	7.7
Utilities	6.0
Industrials	4.4
Materials	0.6
Energy	0.3
Cash and Other	2.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$897.30	$3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	896.30	4.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO ADVISERS

•	BlackRock Financial Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	7.72%	5.08%	6.21%	8.94%
Portfolio – IB Shares	7.35	4.84	5.95	8.42
Lehman Brothers Long Government/Credit Bond Index	6.60	5.80	6.95	9.93

*	Date of inception 4/29/05. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 3/20/85

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 7.72% for the year ended December 31, 2007. The Portfolio’s benchmark, the Lehman Brothers Long Government/Credit Bond Index, returned 6.60% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	During 2007, the Portfolio’s performance versus its benchmark benefited from both an underweight exposure and successful security selection in corporate bonds.

•	The Portfolio’s exposure to U.S. Treasuries, an overweight position versus the benchmark for much of the year, bolstered performance.

•	Finally, an underweight position in U.S. agency debentures benefited Portfolio results as the sector underperformed versus U.S. Treasuries during the year.

What hurt performance during the year

•

Detractors from the Portfolio’s performance for the year 2007 included non-indexed exposure to high-quality spread assets, particularly AAA-rated commercial mortgage-backed securities (CMBS), as well as collateralized mortgage obligations (CMOs), asset-backed securities (ABS) and other mortgage-related products. Despite their high quality, these assets suffered amid fallout from the subprime mortgage market turmoil and each sector underperformed versus U.S. Treasuries for the year.

Portfolio Positioning and Outlook

At December 31, 2007, the Portfolio was underweight versus the benchmark in both U.S. Treasury and U.S. agency securities. Yield spreads on high-quality corporate paper have now reached levels not seen since 2003. At year-end, we had increased the Portfolio’s exposure to the sector, reducing the Portfolio’s underweight versus the benchmark. The Portfolio maintained its holdings in high-quality, short-duration spread product, including CMBS and CMOs, which are not represented in the benchmark. Specific to CMBS, fundamentals remain strong and we believe that short- to mid-term supply technicals look positive as origination has come to a halt. The Portfolio’s duration at the end of the year was modestly short versus the benchmark. This is primarily attributable to the 10-year portion of the yield curve.

EQ/LONG TERM BOND PORTFOLIO

Distribution of Assets by Sector as of 12/31/07	% of Net Assets
U.S. Government and Agency	51.4%
Corporate Bonds	37.3
Asset Backed Securities	25.6
Foreign Government and Supranational Securities	0.1
Cash and Other	(14.4)

Total	100.0%

Portfolio Characteristics As of December 31, 2007
Weighted Average Life (Years)	19.2
Weighted Average Coupon (%)	5.2
Weighted Average Modified Duration (Years)*	10.7
Weighted Average Rating	AA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,091.10	$2.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.58	2.65
Class IB
Actual	1,000.00	1,089.10	4.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.32	3.92

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.52% and 0.77%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO ADVISERS

•	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.*
Portfolio – IA Shares	3.79%	10.67%
Portfolio – IB Shares	3.43	10.38
Russell 1000 Value Index	(0.17)	11.23

*	Date of inception 4/29/05

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio's Class IA shares returned 3.79% for the year ended December 31, 2007. The Portfolio's benchmark, the Russell 1000 Value Index, returned (0.17)% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•

The Portfolio’s underweight position in the slumping Financial Services sector was the largest contributor to relative performance during 2007. The sector underperformed as turmoil in the sub-prime mortgage market sent the broader sector down.

•

Stock selection within the Financial Services sector also aided relative performance, with Bank of New York Mellon outperforming its peers. The pre-eminent provider of fiduciary and securities services advanced this year owing to the positive synergies resulting from its July merger and its lack of exposure to sub-prime mortgages.

•

Stock selection within the Materials sector contributed positively to performance, as Monsanto benefited from strong demand for corn seed, at least partially due to an increased interest in corn-based ethanol.

What hurt performance during the year

•	The Portfolio’s underweight position in the Integrated Oils sector detracted from relative performance, as crude oil prices climbed towards $100 per barrel for the first time.

•	Stock selection within the Consumer Discretionary sector also hurt relatively, as Internet services provider IAC/InterActive experienced weakness in two major business segments.

•	The underweight within the Utilities sector detracted, as this more defensive sector held up well in the broad market decline during the second half of the year.

Portfolio Positioning and Outlook

Because of their sheer size, strong balance sheets, and experienced management, large cap stocks tend to be less volatile than small or mid cap stocks. After several years of relative underperformance, we believe large caps are likely to do well going forward. At year’s end the Portfolio continued to overweight the Consumer Staples sector, with a focus on stable earners in areas such as soft drinks, grocery stores, and foods, which can grow earnings in a slowing economic environment through new products and/or restructuring. At year end, the Financial Services sector was the Portfolio’s most significant underweight, as issues within the sub-prime mortgage market continue to burden the sector. Because loan problems are still working their way through the system, we have added only to select positions on significant price weakness. Also, at year’s end, the Portfolio was underweight the Integrated Oils sector, as crude oil prices remain above long-term normalized levels and current earnings levels are not sustainable, in our opinion. At the end of the year, the Portfolio was underweight in Utilities.

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Financials	22.5%
Consumer Staples	16.6
Information Technology	11.7
Industrials	10.8
Energy	9.8
Health Care	8.8
Consumer Discretionary	6.0
Materials	5.3
Utilities	4.4
Telecommunication Services	3.2
Cash and Other	0.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$983.00	$3.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	981.20	4.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO ADVISERS

•	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.*
Portfolio – IA Shares	10.99%	11.81%
Portfolio – IB Shares	10.69	11.52
Russell 1000 Index	5.77	11.81

*	Date of inception 4/29/05.

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 10.99% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 1000 Index, returned 5.77% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•

The greatest contributor to relative performance was stock selection within the Materials sector. Monsanto Co. continued to benefit from market share gains in corn seed. In addition, the 2007 energy bill that increases the renewable fuel standards mandating an increase in ethanol use was passed into law.

•

Within the Health Care sector, Express Scripts, a pharmacy management service, helped performance after issuing 2008 guidance above expectations due to generics, mail prescription growth and improved performance from the special pharmacy business.

•	Retailer GameStop Corp. announced revenues and earnings above expectation for 2007 driven by new software sales, such as Guitar Hero II, Madden NFL 08, and Halo 3.

What hurt performance during the year

•

On an individual security basis, Citigroup, Inc. weighed on performance with shares falling as the company faced an estimated $15 billion write-off due to sub-prime turmoil and laid off 10% of its workforce.

•	An underweight within both the other Energy and Integrated Oils sectors were the largest detractors from a sector allocation perspective.

•	Owning Kohl’s Corp. hindered performance as shares declined due to lower than expected same store sales as consumer spending slowed down.

Portfolio Positioning and Outlook

At year’s end, the Portfolio had an overweight position in the Health Care sector due to what we believe are attractive valuations, favorable growth prospects, and improving new drug product pipelines. In our opinion, the demographic trends are excellent for demand not only in the U.S. but in most major industrial countries. We look for companies that display stability of earnings growth as we believe the economy will moderate. In a moderating economic environment, we believe the market will pay a premium for stable growth companies and cyclical stocks will tend to disappoint.

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Information Technology	17.2%
Consumer Staples	16.2
Health Care	15.2
Financials	11.4
Industrials	9.1
Energy	7.6
Materials	5.9
Consumer Discretionary	4.5
Utilities	3.8
Telecommunication Services	3.0
Cash and Other	6.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,032.50	$3.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	1,031.50	5.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

PORTFOLIO ADVISERS

•	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.*
Portfolio – IA Shares	0.81%	10.08%
Portfolio – IB Shares	0.64	9.83
Russell Mid Cap Value Index	(1.42)	12.20

*	Date of inception 4/29/05

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 0.81% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell Mid Cap Value Index, returned (1.42)% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	The largest contributor to performance was the Portfolio’s underweight within the Financial Services sector, which continues to suffer from housing and credit related troubles.

•	Within the Materials sector, the Portfolio’s relative overweight and positive stock selection were drivers of performance.

•	On an individual security basis, Mosaic, the world’s largest phosphate producer, was a stellar performer throughout the year.

•

Stock selection within the Producer Durables sector was another contributor to performance. Cummins, a leading diesel engine manufacturer, has seen its share price rise as a result of improved pricing and growing market share.

What hurt performance during the year

•

The Consumer Discretionary sector was the largest detractor from performance, hurt by negative stock selection as well as a relative overweight in this weak sector. Shares of OfficeMax fell through the year as the result of disappointment within the retail sector.

•

Stock selection within the Utilities sector was another significant detractor during the year. Qwest Communications sold off as investors were concerned that the new CEO would increase spending on capital expenditures.

•	Within the Integrated Oils sector, the Portfolio’s underweight position was another detractor as this sector benefited as oil prices surged toward $100 per barrel.

Portfolio Positioning and Outlook

The year 2007 ended with extreme volatility as investors dealt with a continuous flow of bad news from financial companies and struggled to find sectors with earnings growth in what has clearly become an “end of cycle” environment. Global commodities in the Agricultural Products and Energy sectors have been the clear leaders in the earnings growth department and, with the market narrowing, momentum has pushed these stocks higher while Financials and Consumer stocks declined. This wide divergence in performance appears to be taking valuations to extremes on both the high and low side. Over the past year, the Portfolio reduced its positions in Materials and Producer Durables, although strong performance from individual stocks kept the sector weights stable. During the past year, exposure to Consumer Discretionary stocks also declined as several holdings were involved in merger and acquisition activity and others were sold as their catalysts were realized. The chaos currently seen in the financial markets is nothing new. The trail of fallout from investors and companies stretching to make just a little bit more helps to keep us

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

solidly rooted in our conviction that fundamental research, a value orientation and patience are the best tools when investing.

Sector Weightings as of 12/31/07	% of Net Assets
Consumer Discretionary	16.3%
Materials	11.7
Information Technology	11.6
Utilities	10.5
Industrials	10.0
Telecommunication Services	8.9
Consumer Staples	7.6
Energy	7.2
Health Care	6.6
Financials	6.2
Cash and Other	3.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$905.10	$3.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	904.20	5.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MARSICO FOCUS PORTFOLIO

PORTFOLIO ADVISER

•	Marsico Capital Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	14.33%	15.16%	11.92%
Portfolio – IB Shares	14.08	14.87	11.70
Russell 1000 Growth Index	11.81	12.11	4.52

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 8/31/01

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 14.33% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 11.81% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year:

•	Stock selection in the Consumer Services industry benefited the Portfolio. MGM Mirage, Wynn Resorts Ltd., Las Vegas Sands, and McDonald’s Corp. each posted strong gains for the period.

•	Information Technology companies Apple Inc., Google Inc., and Intel Corp. were among the top individual contributors to performance.

•	Stock selection and an emphasis in the Materials sector had a positive effect on the Portfolio. Monsanto Co. and Air Products & Chemicals Inc. also performed well.

•	Energy positions Petroleo Brasileiro SA, Schlumberger Ltd., and Transocean Inc. contributed positively to performance.

What hurt performance during the year:

•	The Portfolio’s Health Care position in Genentech Inc. was among the largest individual detractors from performance for the period.

•

An emphasis in the Consumer Discretionary sector hurt performance. In addition, certain Consumer Discretionary holdings were detractors from performance including Comcast Corp., Toyota Motor Corp., Lowe’s Cos., and Starbucks.

•	The Portfolio’s emphasis in the weak-performing Banks industry detracted from performance results.

•	The Information Technology sector was an area of strength for the benchmark and the Portfolio’s underweighted posture in the sector proved to be an opportunity cost for the period.

Portfolio Positioning and Outlook

The Portfolio’s sector allocations as of December 31, 2007 emphasized Consumer Discretionary, Information Technology, Financials, and Health Care. Relative to the benchmark, the Portfolio was significantly overweighted in the Consumer Discretionary and Financials sectors and underweighted in the Information Technology and Consumer Staples sectors. The Portfolio had little or no exposure to areas such as Utilities.

EQ/MARSICO FOCUS PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Consumer Discretionary	19.3%
Information Technology	18.1
Health Care	11.5
Financials	11.4
Energy	11.1
Industrials	7.5
Materials	5.9
Telecommunication Services	3.5
Consumer Staples	2.9
Cash and Other	8.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,112.40	$4.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class IB
Actual	1,000.00	1,111.60	6.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO ADVISER

•	The Dreyfus Corporation

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	4.97%	2.86%	3.62%	5.81%
Portfolio – IB Shares*	4.71	2.61	3.35	5.56
3-Month Treasury Bill Index	5.03	3.07	3.77	6.01

*	Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 7/13/81

Returns	for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.97% for the year ended December 31, 2007. The Portfolio’s benchmark, the 3-Month Treasury Bill Index, returned 5.03% over the same period.

Portfolio Highlights

For the year ended December 31, 2007.

For the first half of 2007, the Federal Reserve kept the overnight federal funds rate at 5.25%. While acknowledging the downturn in the housing market, the Fed indicated that they expected moderate growth to continue throughout 2007. Indeed, at the FOMC meeting on August 7th, the Fed continued to cite inflation as their predominant policy concern.

This scenario quickly changed as a series of events caused unprecedented turmoil in the fixed income markets. The deterioration in the subprime mortgage market quickly spread throughout the financial markets leading to concerted action by central banks around the world to supply liquidity. By the end of the year, the Fed had cut overnight rates by 100 basis points to 4.25%.

In this environment, the Portfolio’s weighted average maturity was near to or above the industry average. This allowed the lock in of higher rates as the Fed reduced its target rate during the latter half of the year. Both fixed and floating rate instruments were held in order to provide a competitive yield while maintaining prudent levels of liquidity and high credit quality.

Portfolio Positioning and Outlook

The Federal Reserve has made it clear that they stand ready to take further actions to provide the liquidity necessary for the credit markets to remain orderly. The ultimate outcome of the credit crisis on consumer and business spending remains to be seen. We believe that the Fed must factor in surging commodity prices and the effects of a declining dollar on the overall inflation rate.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in this Portfolio.

Maturity Weightings As of December 31, 2007
1-30 days	44.1%
31-60 days	25.9
61-90 days	10.9
91-120 days	3.8
>120 days	15.3

100.0%

EQ/MONEY MARKET PORTFOLIO

Distribution of Assets by Sector as of 12/31/07	% of Net Assets
Commercial Paper	63.0%
Certificates of Deposit	22.5
Time Deposit	8.1
Variable Rate Securities	6.2
Cash and Other	0.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,024.40	$2.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.94	2.29
Class IB
Actual	1,000.00	1,023.10	3.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.45% and 0.70%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Montag & Caldwell, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	21.13%	11.05%	3.54%
Portfolio – IB Shares	20.77	10.86	3.44
Russell 1000 Growth Index	11.81	12.11	1.32

*	Investment operations commenced with respect to Class IA shares on December 13, 2004. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 12/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 21.13% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 11.81% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Stock selection was particularly strong in the Information Technology sector with the most positive contributions from Research in Motion, Apple and Google.

•

Stock selection in the Consumer Discretionary sector was a positive contributor to performance, particularly McDonald’s and Nike. An underweight allocation in the sector was also additive to performance.

•	Stock selection and a significant overweight in Consumer Staples also benefited the Portfolio, with particularly strong performance from Coca Cola, Costco, and PepsiCo.

What hurt performance during the year

•	Not owning stocks from the Materials sector detracted from performance.

•	Stock selection in the Financials sector detracted from performance with American Express and American International Group having the most impact.

Portfolio Positioning and Outlook

We would note that 2008 is an important year on the political calendar, so we believe we may see steady government spending in the year ahead. High energy and food prices have caused inflation (as measured by the Consumer Price Index) to push toward the upper end of an estimated 2.5-3.0% range for 2007.

Sector Weightings as of 12/31/07	% of Net Assets
Information Technology	26.2%
Consumer Staples	21.2
Health Care	19.4
Energy	15.9
Industrials	8.1
Consumer Discretionary	5.4
Financials	2.3
Cash and Other	1.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,128.30	$4.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class IB
Actual	1,000.00	1,127.10	6.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO ADVISER

•	Franklin Mutual Advisers, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.*
Portfolio – IA Shares	1.97%	7.43%
Portfolio – IB Shares	1.69	7.14
S&P 500 Index	5.49	10.65

*	Date of inception 9/15/06.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 1.97% for the year ended December 31, 2007. The Portfolio’s benchmark, the S&P 500 Index, returned 5.49% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Strong gains in many of the Portfolio’s international holdings, particularly from among the Tobacco, Energy and Industrial sectors, contributed to performance.

•

Three long-held investments that performed particularly well were Orkla, Berkshire Hathaway and British American Tobacco (BAT). Shares of Orkla, one of Norway’s largest conglomerates, rose partly due to its increased ownership of Renewable Energy Corp., which performed well. Berkshire Hathaway’s stock appreciated strongly as the company benefited from a favorable pricing environment for U.S. property insurers and a lack of catastrophe losses in 2007. Shares of U.K.-based BAT benefited from strong operations as well as tobacco’s traditional role as a defensive stock.

•

Investments in merger arbitrage situations were also profitable, particularly as the Portfolio sought to take advantage of lower prices in late summer amid concerns that deals would fall apart due to “buyer’s remorse” or unavailability of financing.

•	Portfolio investors also benefited from the fact that international holdings were less than fully hedged back into U.S. dollars.

What hurt performance during the year

•

While the Portfolio had limited direct exposure to the subprime mortgage originators, the ensuing credit crisis hurt valuations of most financial institutions, including some domestic and European banks owned by the Portfolio. Notable detractors from the group included Citigroup, Fortis, Sovereign Bancorp and Danske Bank.

•

Direct or indirect exposure to the residential construction industries hindered Portfolio performance. One example was Temple-Inland, a forest products company which restructured in 2007 by selling some of its timber assets and splitting into a packaging company, a savings bank and a real estate development company.

Portfolio Positioning and Outlook

While somewhat painful in the short term, technical pressures often offer a chance to take advantage of temporary market dislocations to increase ownership in attractively valued companies. We believe the extended credit crisis and investor risk aversion have created a number of opportunities. We believe that if we adhere to our strategy of buying good businesses at cheap valuations, we can limit our downside risk and generate consistent returns over the long term.

EQ/MUTUAL SHARES PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Financials	20.7%
Consumer Staples	19.3
Consumer Discretionary	13.4
Industrials	8.3
Information Technology	8.2
Materials	6.5
Health Care	5.9
Utilities	3.7
Energy	3.1
Telecommunication Services	1.8
Cash and Other	9.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period Ended 12/31/07*
Class IA
Actual	$1,000.00	$940.00	$5.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	939.00	6.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO ADVISER

•	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.*
Portfolio – IA Shares	5.94%	12.20%
Portfolio – IB Shares	5.66	11.94
MSCI World Index	9.04	14.33

*	Date of inception 8/31/06.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.94% for the year ended December 31, 2007. The Portfolio’s benchmark, the MSCI World Index, returned 9.04% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	The Portfolio’s relative underweight in the Financials sector, especially U.S.-based companies, helped returns.

•	The Portfolio had some success in the past year from investments in Siemens AG, the German conglomerate, where restructuring continues to deliver value.

•	Nintendo Co. Ltd., which had a blockbuster release of its new Wii gaming platform and continued its dominance of the handheld electronic games business, more than doubled in the past year.

•	Juniper Networks, Inc., one of the world’s leading network equipment providers, gained as evidence of the need to increase network capacity in telecommunications networks mounted.

•

Lack of oil orientation notwithstanding, investments in the increased complexity of the oil business also proved to be excellent selections. Transocean, Inc., the world’s largest driller and Hyundai Heavy Industries, the world’s largest shipbuilder, both had stellar years.

What hurt performance during the year

•

The most significant contributor to underperformance was the lack of holdings in the Metals and Materials sectors and a relative underweight in the Energy and Utilities sectors. A substantial position in the Technology sector also hurt relative performance.

•	Among the largest holdings, Telefonaktiebolaget LM Ericsson, the leading wireless network equipment producer in the world, had a bad year.

•

Japan was the location of many of the Portfolio’s poor performers. The lack of growth in the Japanese domestic economy hurt holdings of Japanese banks. A dramatic reduction in the maximum interest chargeable by finance companies in Japan through a change in regulation hurt the Portfolio’s holding in Credit Saison Co. Ltd. Regulatory changes in gaming laws affected the sales of pachinko and pachislot machines, which substantially reduced Sega Sammy Holdings, Inc.’s profit and stock price.

•	One of the Portfolio’s most trying holdings has been Advanced Micro Devices, Inc., which declined sharply as a result of missteps and delays.

Portfolio Positioning and Outlook

The Portfolio’s investment strategy is to be focused on identifying long term structural growth stocks – companies we believe have durable long-term earnings and cash flow growth characteristics, strong economic returns on invested capital, and healthy balance sheets.

EQ/OPPENHEIMER GLOBAL PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Information Technology	25.4%
Consumer Discretionary	17.7
Industrials	13.8
Financials	13.4
Consumer Staples	7.8
Health Care	6.5
Energy	6.0
Telecommunication Services	4.4
Utilities	1.0
Materials	0.3
Cash and Other	3.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period Ended 12/31/07*
Class IA
Actual	$1,000.00	$976.00	$5.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	975.00	6.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.40	6.87

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.10% and 1.35%, respectively, multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO ADVISER

•	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.*
Portfolio – IA Shares	3.69%	9.55%
Portfolio – IB Shares	3.42	9.26
Russell 3000 Index	5.14	11.15

*	Date of inception 8/31/06.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 3.69% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 3000 Index, returned 5.14% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•

In this changing market environment, the Portfolio benefited from its relatively heavy exposure to “mega-cap” and large-cap companies compared to the benchmark. The Portfolio also achieved positive results from its relatively light holdings of small- and mid-cap stocks.

•	The Portfolio’s “bottom-up” security selection strategies worked well over the first three quarters of 2007.

•

From a market sector perspective, the Portfolio achieved particularly strong returns from Information Technology and Energy companies, which benefited from positive product cycles and rising commodity prices, respectively. The Portfolio received particularly good results from large, well established technology companies with strong cash flows and a robust presence in international markets.

What hurt performance during the year

•

Financial stocks ranked among the primary detractors from the Portfolio’s relative performance in 2007, as a slightly underweighted position in the sector for most of the reporting period was not enough to offset shortfalls in security selection.

Portfolio Positioning and Outlook

At the end of the year, the Portfolio was positioned with an active overweight to mega-cap stocks. Statistical patterns including momentum and long-term reversals, relative valuations and investors risk tolerance as measured by credit spreads all point to the continued outperformance of mega- and large-cap stocks, in our opinion.

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Information Technology	28.0%
Financials	22.0
Energy	10.2
Industrials	10.1
Health Care	10.1
Consumer Discretionary	8.4
Consumer Staples	4.0
Telecommunication Services	3.2
Materials	3.1
Utilities	0.2
Cash and Other	0.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period Ended 12/31/07*
Class IA
Actual	$1,000.00	$967.10	$5.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	965.50	6.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO ADVISER

•	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.*
Portfolio – IA Shares	(1.51)%	5.72%
Portfolio – IB Shares	(1.78)	5.43
Russell 2000 Index	(1.57)	6.00

*	Date of inception 8/31/06.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (1.51)% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 2000 Index, returned (1.57)% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•

The Portfolio’s sector allocation strategy had a mildly positive impact on performance. A light position compared to the benchmark in the Financials sector helped the Portfolio avoid the full brunt of weakness among banks and broker-dealers, while relatively heavy exposure to Materials stocks helped it participate more fully in their gains.

•

Of the various factors considered, only price momentum proved to have good predictive power during the second half of the reporting period. Stocks that had done well in previous months tended to continue to do so.

•

From a market sector perspective, the Portfolio achieved particularly strong returns from Information Technology and Energy companies, which benefited from positive product cycles and rising commodity prices, respectively.

What hurt performance during the year

•

Security selection during the fourth quarter of 2007 was primarily responsible for the Portfolio’s underperformance. Stock selection emphasized relatively speculative stocks that historically have tended to do well toward year-end but proved to be sensitive to intensifying economic and credit concerns.

•	Positive results were offset to a degree by an overweighted position in lagging consumer-oriented stocks and underweighted position in the better-performing Health Care sector.

•	Unfortunately, disappointing results from the Portfolio’s “bottom-up” security selection strategy offset most of the benefits derived from its market capitalization and sector allocation strategies.

•

Measures, most notably valuations, were much less effective, as stocks that were inexpensive compared to historical norms continued to lose value. Earnings quality, another key factor considered by the Portfolio’s security selection model, also proved to be relatively ineffective.

•	While the Portfolio achieved positive absolute returns in the Health Care area, returns in the sector lagged the benchmark as richly valued stocks produced higher returns.

•	In the Technology sector, unfortunate timing in the purchase of some stocks detracted from relative performance.

Portfolio Positioning and Outlook

As quantitative managers, we do not manage the Portfolio according to subjective views of the market or economy. However, at year-end 2007, the results of our quantitative models have caused us to increase the Portfolio’s weightings in the Information Technology and Health Care areas and decrease its exposure to the Financials, Materials and Consumer Discretionary sectors. Finally, the Portfolio ended 2007 broadly diversified across approximately 1,100 stocks, a strategy designed to help ensure that setbacks in any individual stocks do not have a disproportionate impact on the overall portfolio.

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Information Technology	30.6%
Industrials	16.4
Consumer Discretionary	15.1
Health Care	11.1
Financials	8.3
Materials	7.7
Energy	4.0
Consumer Staples	2.7
Telecommunication Services	2.5
Utilities	1.1
Cash and Other	0.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period Ended 12/31/07*
Class IA
Actual	$1,000.00	$897.60	$5.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	896.50	6.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO ADVISERS

•	Pacific Investment Management Company, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares *	8.72%	4.57%	5.05%
Portfolio – IB Shares	11.43	4.54	5.02
Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index	11.64	6.27	7.93

*	Investment operations commenced with respect to Class IA shares on March 30, 2007. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 1/24/02

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.43% for the year ended December 31, 2007. The Portfolio’s benchmark, the Lehman Brothers U.S. TIPS Index, returned 11.64% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Above-benchmark total duration helped performance as global interest rates fell was a positive for the Portfolio.

•

Favoring TIPS (Treasury-Inflation Protected Securities) over U.S. nominal bonds assisted performance. TIPS outpaced nominal bonds on strong inflation accruals driven by increasing food and energy prices.

•	Positions in short maturity nominal bonds in the U.S., U.K., and Eurozone with these yield curves steepening aided returns.

•	Exposure to short maturities via Eurodollar futures, which gained amid heightened expectations of Fed easing, contributed positively to the Portfolio’s performance.

•	Holdings of ILBs (inflation linked bonds) versus nominal bonds in Japan, where ILBs outperformed their nominal counterparts, contributed to performance.

What hurt performance during the year

•	Modest holdings of U.S. corporate bonds weighed on results as credit spreads widened following tighter U.S. lending conditions.

•	Modest exposure to mortgages, where spreads widened amid increased volatility across financial markets, was detrimental to returns. Higher yielding coupons mitigated this impact.

Portfolio Positioning and Outlook

We continue to witness the importance of global financial market linkages to the U.S. and other economies. Self-feeding global risk aversion in the wake of the subprime debacle has resulted in less decoupling of growth from the U.S. than would otherwise have been the case. On the positive side, it is now apparent that the Federal Reserve and other central banks, as well as fiscal policymakers in the U.S., understand the gravity of these risks and should respond to them. Even so, heightened risk aversion and the subprime-induced squeeze on credit have increased the probability of a U.S. recession in our opinion.

EQ/PIMCO REAL RETURN PORTFOLIO

Portfolio Characteristics As of December 31, 2007
Weighted Average Life (Years)	8.0
Weighted Average Coupon (%)	5.2
Weighted Average Modified Duration (Years)*	7.0
Weighted Average Rating	AAA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/07	% of Net Assets
U.S. Government and Agency	129.7%
Commercial Paper	28.0
Asset-Backed and Mortgage-Backed Securities	13.7
Corporate Bonds	6.4
Foreign Government Securities	0.9
Municipal Securities	0.5
Cash and Other	(79.2)

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,099.30	$3.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31
Class IB
Actual	1,000.00	1,098.60	4.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

**	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.65% and 0.90%, respectively, multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO ADVISER

•	BlackRock Financial Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.**
Portfolio – IA Shares*	5.56%	3.02%
Portfolio – IB Shares	5.28	2.87
Lehman Brothers 1-3 Year Government/ Credit Index	6.83	3.33

*	Date of inception 6/9/05. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/03

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.56% for the year ended December 31, 2007. The Portfolio’s benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, returned 6.83% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	During the 12-month period, the Portfolio’s performance versus the benchmark benefited from an underweight exposure to corporate bonds (the credit sector) as yield spreads widened.

•	Security selection within the corporate sector also enhanced performance.

What hurt performance during the year

•

The Portfolio’s performance was hindered by an overweight versus the benchmark to high-quality spread assets, particularly AAA-rated commercial mortgage-backed securities (CMBS), as well as agency mortgage pass-throughs, asset-backed securities (ABS) and other mortgage-related products. Despite their high quality, these assets suffered amid fallout from the subprime mortgage market turmoil. Generalized concerns over the mortgage market, coupled with lack of liquidity and the liquidation by investors of all mortgage-related assets, caused the underperformance.

Portfolio Positioning and Outlook

At December 31, 2007, the Portfolio was positioned with underweights versus the benchmark in U.S. Treasury issues and U.S. agency securities. The Portfolio’s notable overweight positions were in high-quality, short-duration spread products, including mortgage-backed securities, with a focus on hybrid adjustable rate mortgages, CMBS and ABS. At the end of the year, the Portfolio’s duration was modestly short versus the benchmark.

EQ/SHORT DURATION BOND PORTFOLIO

Portfolio Characteristics As of December 31, 2007
Weighted Average Life (Years)	2.0
Weighted Average Coupon (%)	5.0
Weighted Average Modified Duration (Years)*	1.6
Weighted Average Rating	AAA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/07	% of Net Assets
Asset Backed Securities	59.7%
U.S. Government and Agency	29.8
Corporate Bonds	9.0
Cash and Other	1.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/06 - 12/31/07
Class IA
Actual	$1,000.00	$1,036.90	$2.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.38	2.85
Class IB
Actual	1,000.00	1,035.20	4.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.12	4.13

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.56% and 0.81%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO ADVISER

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	(1.55)%	15.94%	6.80%
Portfolio – IB Shares	(1.82)	15.64	6.64
Russell 2000 Index	(1.57)	16.25	7.08

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 1/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (1.55)% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 2000 Index, returned (1.57)% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	The most positive sector contributors for the quarter were Health Care, Energy, Utilities, Materials, and Consumer Staples.

•

On an individual security basis, CF Industries Holdings, Inc., Terra Industries, Inc., Perrigo Co., Biomarin Pharmaceutical and MGI Pharmaceutical, Inc. were amongst the most positive contributors to performance.

What hurt performance during the year

•	The sectors that contributed the least for the quarter were Financials, Consumer Discretionary, Information Technology, Industrials and Telecommunications Services.

•

On an individual security basis, Men’s Wearhouse, Inc., Force Protection, Inc. ON Semiconductor Corp., Ceradyne, Inc. and Tempur-Pedic International, Inc. were amongst the poorest contributors to performance.

Portfolio Positioning and Outlook

The Portfolio will continue to attempt to meet its performance objective by approximating the investment return of the underlying benchmark.

It is not possible to invest directly in an unmanaged index such as Russell 2000 Index.

EQ/SMALL COMPANY INDEX PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Financials	18.7%
Information Technology	18.3
Industrials	15.4
Health Care	14.2
Consumer Discretionary	12.9
Energy	6.6
Materials	5.4
Consumer Staples	3.2
Utilities	3.1
Telecommunication Services	1.4
Cash and Other	0.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$928.80	$1.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.24	1.99
Class IB
Actual	1,000.00	927.60	3.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.39% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO ADVISER

•	T. Rowe Price Associates, Inc.***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	7.56%	13.26%	2.55%	9.61%
Portfolio – IB Shares	7.19	13.18	2.52	9.59
Russell 1000 Growth Index	11.81	12.11	3.83	10.61

*	Date of inception 5/7/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 8/1/88

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.19% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 11.81% over the same period.

***	Effective July 6, 2007, T. Rowe Price Associates, Inc. replaced TCW Investment Management Company as subadvisor of the Portfolio.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year:

•

Stock selection in the Industrials and Business Services sectors was the greatest contributor to relative performance of the Portfolio. This was particularly so in the machinery and the construction & engineering industries with holdings such as Danaher and Foster Wheeler.

•	Materials outperformed the benchmark on stock selection. Monsanto, the agricultural products producer, demonstrated strength in international markets and growth in herbicide sales.

•	Underweighting the weak Consumer Discretionary sector against the benchmark proved beneficial to the Portfolio’s relative results.

What hurt performance during the year:

•	Negative group weightings were the primary drivers of relative underperformance in the period since inception.

•

Stock selection and a significant overweight to the Financials sector was a primary detractor from relative results, notably in diversified financial services and capital markets industries. Disappointing UBS and Citigroup suffered from problems tied to the mortgage lending decline.

•	Stock selection weighed down relative results in Information Technology.

•	The Energy sector detracted from relative results on stock selection and a detrimental underweight relative to the benchmark.

Portfolio Positioning and Outlook

While economic growth rates may moderate, we believe that investors will reward quality companies producing consistent earnings growth. Strength in the U.S. and global economies and the resilience of corporate earnings are underappreciated, in our opinion. At year’s end, the Portfolio was still overweight in the Financials sector and favored capital markets stocks. Holdings in Industrials and Business Services and in Materials increased over the period. Energy equipment and services stocks may benefit from the rise in oil prices.

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Information Technology	23.3%
Health Care	16.4
Industrials	11.8
Financials	10.5
Consumer Discretionary	10.0
Consumer Staples	8.9
Energy	6.9
Materials	3.3
Telecommunication Services	5.5
Utilities	0.7
Cash and Other	2.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	995.40	$4.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class IB
Actual	$1,000.00	993.60	5.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/TEMPLETON GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Templeton Global Advisors Limited

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.*
Portfolio – IA Shares	2.36%	8.15%
Portfolio – IB Shares	2.09	7.87
MSCI World Index	9.04	15.03

*	Date of inception 9/15/06.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 2.36% for the year ended December 31, 2007. The Portfolio’s benchmark, the MSCI World Index, returned 9.04% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Relative to its benchmark, the Portfolio’s underweighted exposure to the struggling Financials sector aided returns.

•

Stock selection in the Industrials Conglomerates industry was also beneficial with above-benchmark weightings in well-performing industrial companies such as Germany’s Siemens and Deutsche Post, Netherlands-based Koninklijke Philips Electronics and U.S.-based Trane boosting results.

•	The Portfolio’s U.S.-based software holdings Microsoft and Oracle also performed well.

•	The Portfolio’s overweighted allocation in Germany and exposure to Russia (not in the benchmark) aided relative results.

•	Stock selection in France, particularly auto manufacturer Peugeot and Total, helped the Portfolio.

•	Telecommunication Services holdings France Telecom and U.K.-based Vodafone Group contributed to the Portfolio’s relative returns.

•

The U.S. dollar depreciated versus most foreign currencies, which also contributed to the Portfolio’s performance because investments in securities with non-U.S. currency exposure gained value as the dollar weakened.

What hurt performance during the year

•	The Portfolio’s stock selection and underweighting in the Materials sector, notably its lack of exposure to outperforming Metals & Mining and Chemicals companies, hurt relative returns for the year.

•	A lack of holdings in the strongly performing Energy Equipment & Services industry weighed on relative returns.

•

The Portfolio suffered from stock selection in the U.S., particularly Sprint Nextel, media holdings such as Time Warner, Comcast and Interpublic Group of Companies, as well as from declines in Health Care stocks such as Amgen and Boston Scientific.

•	Stock selection in Japan and Finland also detracted from relative performance.

•	Lack of exposure to the Canadian and Australian markets, which delivered double-digit returns, also hindered Portfolio performance.

Portfolio Positioning and Outlook

We view the recent uptick in equity market volatility as a return to normalcy – a feature of the markets for some time. In such an environment, we see opportunities to find bargains and our value investment discipline generally finds us sorting through the rubble in

EQ/TEMPLETON GROWTH PORTFOLIO

search of hidden gems. Equity markets have performed exceedingly well in recent years and it would not be realistic to expect the consistent double-digit returns experienced since 2002. The rise in volatility and risk aversion means that many investors have moved back into more conservative investments. We believe that astute investors will be rewarded over the long term for investing in areas that are currently distressed.

Sector Weightings as of 12/31/07	% of Net Assets
Consumer Discretionary	18.3%
Information Technology	16.7
Financials	16.7
Industrials	12.8
Health Care	12.7
Energy	7.8
Telecommunication Services	7.1
Consumer Staples	1.4
Materials	1.4
Cash and Other	5.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period Ended 12/31/07*
Class IA
Actual	$1,000.00	$952.90	$5.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	952.10	6.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.40	6.87

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.10% and 1.35%, respectively, multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO ADVISER

•	UBS Global Asset Management (Americas) Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	Since Incept.*
Portfolio – IB Shares	1.14%	12.69%	4.37%
Russell 1000 Index	5.77	13.43	4.67

*	Date of inception 12/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.14% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 1000 Index, returned 5.77% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	During the year, the Portfolio had positive contributions from outperformers such as Bank of New York Mellon, Exxon Mobil and pharmaceutical benefit manager Medco Health Solutions.

•	The Portfolio’s holding in Amazon.com benefited performance as its shares moved sharply higher during the reporting period.

•	The Portfolio’s exposure to Costco enhanced results as it outperformed the overall market in 2007.

What hurt performance during the year

•	Industry factors and stock selection detracted from results, with the primary culprits at the stock level being the Portfolio’s exposure to weak-performing Sprint and not owning Apple.

•	Other stocks the Portfolio owned that generated disappointing performance included Symantec Corp., Sysco Corp. and FedEx Corp.

•

From an industry perspective, aspects of the Portfolio that detracted from results included an overweight position to the Financials sector and underweight positions to Energy, Materials and Industrial sectors such as aerospace and defense.

Portfolio Positioning and Outlook

In our view, the overall U.S. market appears under-priced. That said, there are some sectors that are more attractive than others. In our opinion, the valuation spread between under-priced and over-priced stocks in the market has not been as high as it is today since the aftermath of the information technology bubble in the late 1990s. Over time, we believe there will be a contraction in the valuation spread between over- and under-priced stocks.

Sector Weightings as of 12/31/07	% of Net Assets
Financials	19.1%
Health Care	17.5
Consumer Discretionary	14.1
Information Technology	13.6
Industrials	12.7
Energy	8.5
Utilities	6.4
Consumer Staples	3.8
Telecommunication Services	3.3
Cash and Other	1.0

Total	100.0%

EQ/UBS GROWTH AND INCOME PORTFOLIO

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IB
Actual	$1,000.00	$943.60	$5.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.05% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO ADVISER

•	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	Since Incept.*
Portfolio – IA Shares	(2.32)%	6.95%
Portfolio – IB Shares	(2.57)	6.68
Russell 1000 Value Index	(0.17)	11.23

*	Date of inception 4/29/05.

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (2.32)% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 1000 Value Index, returned (0.17)% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•

Stock selection and the resulting underweight allocation in the Financials sector was the largest positive contributor to performance. Within the sector, the Portfolio owned holdings in banks, brokerages, insurers, and government-sponsored enterprises.

•	Stock selection and a resulting overweight allocation in the Consumer Staples sector were chief contributors to performance during the period.

•	Stock selection in the Telecommunication Services sector also added to relative performance.

What hurt performance during the year

•	An underweight allocation in the Energy sector was the primary detractor from relative performance. The Portfolio did not own any Energy stocks during the period.

•

Other notable detractors included the Utilities and Industrials sectors. The Portfolio had minimal exposure to Utilities stocks but the sector performed well amid high energy prices. The Portfolio also had minimal exposure to the Industrials sector on a valuation basis. Industrials stocks have benefited from strong economic growth over the past several years.

•	An overweight allocation in the Financials sector also dampened relative performance, as the sector was among the weakest performing groups in the benchmark during the period.

•	The Health Care sector was another area of relative weakness. Two pharmaceutical holdings declined after the FDA did not approve their late-stage drugs.

Portfolio Positioning and Outlook

There were no significant changes to the Portfolio’s positioning during the period. We have yet to see a sustainable change in stock market leadership that would prompt us to reconsider our underlying reasons for maintaining the Portfolio’s positioning in its relatively unchanged state. Although at two points in the second half of 2007 the market came close to shifting away from the cyclicals-dominated trend that has persisted for the past several years, neither rotation showed any traction.

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Financials	25.8%
Consumer Staples	19.3
Health Care	17.4
Consumer Discretionary	13.3
Materials	8.0
Information Technology	6.5
Telecommunication Services	4.6
Industrials	2.0
Cash and Other	3.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$919.70	$3.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	918.90	4.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	42.42%	38.21%	14.45%	11.46%
Portfolio – IB Shares	41.98	37.90	14.31	11.32
MSCI Emerging Markets Free (Gross Dividends) Index	39.78	37.46	14.53	12.22

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 8/20/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 42.42% for the year ended December 31, 2007. The Portfolio’s benchmark, the MSCI Emerging Markets Free (Gross Dividends) Index, returned 39.78% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Relative to the benchmark, overall country allocation and stock selection contributed favorably to performance.

•	Stock selection in China and Russia was the strongest contributor to relative performance.

•	Other significant contributors to relative performance included stock selection in South Africa, Morocco and Korea.

•	An underweight allocation to Taiwan and an overweight allocation to China and Turkey also helped relative results.

What hurt performance during the year

•	An overweight allocation to Mexico and stock selection within the country hurt relative performance.

•	Stock selection in Brazil, Egypt and the Czech Republic also detracted from relative returns.

Portfolio Positioning and Outlook

Even with the credit difficulties and consumer slowdown in the U.S., we believe there are reasons to be positive on the long-term economic outlook for emerging markets. In our opinion, their base of growth is becoming more solidly supported by local consumer expansion and increased investment and government infrastructure spending. Though it appears that earnings growth may be weakening globally, in our view it remains relatively strong in many emerging markets. Inflation is beginning to climb in certain emerging market economies, as energy costs, higher food prices and rising domestic demand place upward pressure on overall inflation. We believe the key to maintaining outperformance is to make strong country allocation decisions and to select companies with long-term growth potential that tend to do best in the latter stages of a bull market. Broadly speaking, we believe emerging markets should continue to rally, but more volatility is likely. Possible risks to emerging market equities include a resurgence of sustained inflation-particularly in China-a recession in the U.S., a sharp fall in commodities prices or a major rise in risk aversion.

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Financials	22.3%
Energy	16.0
Industrials	14.1
Telecommunication Services	12.3
Materials	11.9
Consumer Discretionary	9.0
Information Technology	7.4
Consumer Staples	2.6
Utilities	1.8
Health Care	0.6
Cash and Other	2.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,212.80	$7.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.40	6.87
Class IB
Actual	1,000.00	1,210.90	8.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.14	8.13

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.35% and 1.60%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/07

	1 Year	Since Incept.*
Portfolio – IA Shares	22.74%	21.45%
Portfolio – IB Shares	22.38	21.13
Russell Mid Cap Growth Index	11.43	15.31

*	Date of inception 4/29/05.

Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 22.74% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell Mid Cap Growth Index, returned 11.43% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•

The top contributing sector to performance relative to the benchmark was Technology. A sector underweight and security selection, particularly within the Computer Services Software & Systems segment, added to relative returns.

•	Security selection in the Consumer Discretionary sector also provided a significant boost to performance, and mitigated the modestly negative effect caused by an overweight allocation.

•	Investment in medical and dental instruments in the Health Care sector was advantageous to performance.

What hurt performance during the year

•

The Materials and Processing sector was the biggest area of weakness for the period. Here, a modest underweight allocation together with investments in real estate companies and an engineering and contracting services firm, and a lack of exposure to the metal fabricating industry all detracted from performance.

•

In the Other Energy sector, an underweight allocation and an avoidance of oil well equipment firms and coal and offshore drilling companies also hindered performance, offsetting the gains made through our stock selection in crude oil producers.

•	Security selection and an underweight allocation in the Multi-industry sector (which includes conglomerates) further diminished relative returns.

Portfolio Positioning and Outlook

At year’s end, the Consumer Discretionary sector represented the largest sector weight and overweight in the Portfolio. We use intensive fundamental research to seek high-quality growth companies. Our investment discipline favors companies that have sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. Because we emphasize secular growth, short-term market events are not as meaningful in the stock selection process.

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Consumer Discretionary	33.0%
Information Technology	16.0
Industrials	14.7
Financials	9.6
Energy	8.3
Health Care	5.8
Materials	5.5
Telecommunication Services	2.9
Utilities	1.4
Cash and Other	2.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,090.10	$4.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	1,088.20	5.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/VAN KAMPEN REAL ESTATE PORTFOLIO

PORTFOLIO ADVISER

•	Morgan Stanley Investment Management, Inc.

•	The Portfolio commenced operations on July 2, 2007.

PERFORMANCE RESULTS

Total Returns as of 12/31/07

Since Incept.*
Portfolio – IA Shares	(16.41)%
Portfolio – IB Shares	(16.52)
NAREIT Equity REIT Index	(12.41)

*	Date of inception 7/2/07.

Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (16.41)% for the period July 2, 2007 through December 31, 2007. The Portfolio’s benchmark, the NAREIT Equity REIT Index, returned (12.41)% over the same period.

Portfolio Highlights

For the period July 2, 2007 - December 31, 2007

What helped performance during the year

•	Bottom-up stock selection was a modest contributor to performance during the period.

•	Stock selection was strong in the mall, hotel, shopping center and apartment sectors.

•	From a top-down perspective, the Portfolio benefited from an underweight to the diversified REITs.

What hurt performance during the year

•	Aside from the diversified REIT underweight, sector weightings generally detracted from returns.

•	An underweight to the Health Care and Industrial sectors, as well as an overweight to the Hotel sector, hampered returns.

•	Stock selection in the Office and Health Care sectors also had a negative impact.

Portfolio Positioning and Outlook

We have maintained our core investment philosophy as a real estate value investor. We believe that over the medium and long-term, the best indicator for REIT valuations is private real estate values, although there may be periods when the performance of the equity or debt markets may influence short-term fund flows to the sector. This philosophy results in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying real estate values. Given the continued shift in investor sentiment toward sectors perceived as more defensive, we believe that valuations for a number of stocks in sectors perceived as less defensive have become even more attractive on a relative basis versus other sectors as well as versus underlying asset values, as share prices for these stocks appear to us to have more than priced in any prospective decline in underlying fundamentals and asset values. Our company specific research leads us at year end to an overweighting in the Portfolio to a group of companies that are focused in the ownership of upscale urban hotels, apartments, and office properties and an underweighting to companies concentrated in the ownership of strip shopping centers, industrial properties and health care assets.

EQ/VAN KAMPEN REAL ESTATE PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Financials	90.0%
Consumer Discretionary	6.3
Health Care	0.8
Cash and Other	2.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$835.90	$4.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.14
Class IB
Actual	1,000.00	834.80	5.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.85	6.41

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.01% and 1.26%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MARKETPLUS INTERNATIONAL CORE PORTFOLIO

PORTFOLIO ADVISER

•	AXA Equitable Life Insurance Company***

•	Mellon Equity Associates LLC***

•	Wentworth Hauser and Violich, Inc.***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	15.54%	19.70%	7.58%
Portfolio – IB Shares	15.20	19.38	7.40
MSCI EAFE Index	11.17	21.59	12.92

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

***	Effective May 25, 2007, AXA Equitable Life Insurance Company, Mellon Equity Associates LLC, and Wentworth Hauser and Violich, Inc. replaced Capital Guardian Trust Company as subadvisors of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 15.54% for the year ended December 31, 2007. The Portfolio’s benchmark, the MSCI EAFE Index, returned 11.17% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Energy and Materials sector investments generated substantially superior performance during the period.

•	Underexposure to the weak Financials and Consumer Discretionary sectors also added to positive relative performance.

•	Securities tied to commodity prices such as basic materials and energy stocks rose sharply due to supply concerns and increased demand.

•	Wireless telephone companies did well during the period due to strong demand from emerging markets.

•	Individual stock performance was led by Potash Corp. of Saskatchewan and Rio Tinto.

What hurt performance during the year

•	Underexposure to the superior performing Telecommunications Services and Utilities sectors generated negative relative performance during the period.

•	Industrials stock selection detracted from relative performance.

•	Consumer cyclical stocks were hurt by a housing slowdown in Europe and consumer spending in Japan.

MARKETPLUS INTERNATIONAL CORE PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Financials	25.6%
Energy	16.9
Materials	15.6
Industrials	10.7
Consumer Staples	7.8
Consumer Discretionary	6.6
Health Care	3.8
Utilities	3.8
Telecommunication Services	3.7
Information Technology	3.2
Cash and Other	2.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,043.40	$4.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33
Class IB
Actual	1,000.00	1,041.90	5.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.85% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MARKETPLUS LARGE CAP CORE PORTFOLIO

PORTFOLIO ADVISER

•	AXA Equitable Life Insurance Company***

•	Institutional Capital LLC***

•	Mellon Equity Associates LLC***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	4.17%	11.59%	2.45%
Portfolio – IB Shares	3.90	11.33	2.28
S&P 500 Index	5.49	12.83	3.65

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 1/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

***	Effective May 25, 2007, AXA Equitable Life Insurance Company, Institutional Capital LLC, and Mellon Equity Associates LLC replaced MFS Investment Management as subadvisors of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.17% for the year ended December 31, 2007. The Portfolio’s benchmark, the S&P 500 Index, returned 5.49% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Financial stock selection contributed to relative performance.

•	Energy stock selection was also additive, led by Occidental Petroleum Corp.

What hurt performance during the year

•	Health Care stocks had the worst relative performance, led by Amgen Inc.

•	Consumer Discretionary stocks were poor performers as department stores and home retailers were hurt by a slowdown in consumer spending. Intercontinental Hotels was a notable detractor.

•	Stock selection was also poor in the Materials, Industrials and Information Technology sectors.

•	Relative underweight positions in the Information Technology and Telecommunications sectors were also detrimental to performance.

MARKETPLUS LARGE CAP CORE PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Financials	15.1%
Information Technology	13.8
Health Care	12.2
Energy	11.0
Industrials	10.8
Consumer Staples	9.6
Consumer Discretionary	6.3
Telecommunication Services	4.7
Materials	3.1
Utilities	2.1
Cash and Other	11.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$981.00	$3.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	979.30	4.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MARKETPLUS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	AXA Equitable Life Insurance Company***

•	Marsico Capital Management, LLC***

•	Mellon Equity Associates LLC***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	15.81%	14.91%	5.22%	6.89%
Portfolio – IB Shares	15.66	14.63	4.98	6.66
Russell 1000 Growth Index	11.81	12.11	3.83	5.53

*	Date of inception 11/28/98
**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

***	Effective May 25, 2007, AXA Equitable Life Insurance Company, Marsico Capital Management, LLC, and Mellon Equity Associates LLC replaced MFS Investment Management as subadvisors of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 15.81% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 11.81% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Stock selection in the Consumer Discretionary and Telecommunications sectors benefited the Portfolio.

•	Energy stocks also performed well as a result of strength in energy equipment and services due to increased drilling by oil and gas producers.

•	Information Technology stocks were also notable contributors to performance.

•	A select holding in the Telecommunication Services sector, China Mobile, Ltd., emerged as the largest contributor to performance.

What hurt performance during the year

•	Financials had a difficult period due to low returns from consumer finance companies and investment banks.

•	An overweight posture in the weak-performing Consumer Discretionary sector hurt performance.

•	The Portfolio’s overweight allocation to the weak-performing Telecommunication Services sector detracted from performance results.

MARKETPLUS LARGE CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Information Technology	23.1%
Health Care	12.6
Consumer Discretionary	11.7
Industrials	10.7
Energy	8.6
Consumer Staples	7.1
Financials	6.4
Materials	4.0
Telecommunication Services	2.5
Utilities	0.8
Cash and Other	12.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$1,057.40	$3.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	1,057.70	4.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MARKETPLUS MID CAP VALUE PORTFOLIO

PORTFOLIO ADVISER

•	AXA Equitable Life Insurance Company***

•	Mellon Equity Associates LLC***

•	Wellington Management Company, LLP***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/07

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	(1.29)%	14.42%	5.42%	6.81%
Portfolio – IB Shares	(1.62)	14.11	5.15	6.56
Russell Mid Cap Value Index	(1.42)	17.92	10.18	12.16

*	Date of inception 11/24/98. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

***	Effective May 25, 2007, AXA Equitable Life Insurance Company, Mellon Equity Associates LLC, and Wellington Management Company, LLP replaced Fidelity Management & Research Company as subadvisors of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (1.29)% for the year ended December 31, 2007. The Portfolio’s benchmark, the Russell Mid Cap Value Index, returned (1.42)% over the same period.

Portfolio Highlights

For the year ended December 31, 2007

What helped performance during the year

•	Sector allocation contributed to relative results, led by an underweight to the weaker Financials sector, as well as an overweight to the Industrials sectors.

•	Stock selection was strong in the Materials and Utilities sectors.

•	Materials company Owens-Illinois increased on the back of continued progress made towards improving pricing and reducing costs.

What hurt performance during the year

•	An underweight to the Utilities sector detracted from results.

•	Security selection was weak in the Health Care sector.

•

Financial companies such as real estate investment trusts, banks and insurance companies were the worst performing industry as a result of the struggling housing market and deteriorating credit quality.

•

Exposure to weak economies in Las Vegas and Florida caused a small negative impact on revenue growth for R.H. Donnelley. Economic weakness, on top of meaningful financial leverage, fed the bear thesis on print yellow pages, resulting in massive valuation compression.

•	E*Trade began to suffer in the third quarter as a result of a difficult credit market that increased the company’s credit costs, due to both higher provisioning and higher securities impairment.

•

Circuit City, the consumer electronics retailer, was disrupted by the lingering effects of its labor management initiatives implemented earlier this year. The company is the midst of executing a multiyear turnaround and execution has so far disappointed.

MARKETPLUS MID CAP VALUE PORTFOLIO

Sector Weightings as of 12/31/07	% of Net Assets
Financials	20.6%
Industrials	11.9
Utilities	10.7
Consumer Discretionary	10.5
Information Technology	8.5
Materials	7.9
Energy	7.4
Consumer Staples	6.0
Health Care	3.9
Telecommunication Services	1.5
Cash and Other	11.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class IA
Actual	$1,000.00	$900.10	$3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	897.80	4.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/AllianceBernstein Quality Bond Portfolio‡	1,456,378	$14,478,269
EQ/AllianceBernstein Value Portfolio‡	1,398,687	19,953,181
EQ/AXA Rosenberg Long/Short Value Portfolio‡	1,628,365	17,456,068
EQ/BlackRock Basic Value Equity Portfolio‡	2,101,651	32,918,983
EQ/BlackRock International Value Portfolio‡	1,365,101	22,010,523
EQ/Davis New York Venture Portfolio‡	705,871	7,854,668
EQ/Evergreen International Bond Portfolio‡	796,526	8,573,901
EQ/Franklin Small Cap Value Portfolio‡	1,611,820	15,855,511
EQ/GAMCO Mergers & Acquisitions Portfolio‡	857,906	10,482,116
EQ/GAMCO Small Company Value Portfolio‡	434,515	13,705,209
EQ/JPMorgan Core Bond Portfolio‡	268,289	2,896,992
EQ/Long Term Bond Portfolio‡	1,184,716	16,214,536
EQ/Marsico Focus Portfolio‡	1,738,979	30,786,863
EQ/PIMCO Real Return Portfolio‡	1,308,194	13,779,647
EQ/Short Duration Bond Portfolio‡	1,817,226	18,340,048
EQ/Van Kampen Emerging Markets Equity Portfolio‡	1,015,944	19,187,311
EQ/Van Kampen Real Estate Portfolio‡	1,738,980	14,287,213
iShares Cohen & Steers Realty Majors Index Fund	35,710	2,828,946
iShares COMEX Gold Trust*	61,800	5,094,792
iShares S&P Global Energy Sector Index Fund	25,420	3,614,470
iShares S&P GSSI Natural Resources Index Fund	93,720	12,594,094
iShares Silver Trust*	9,100	1,337,427
MarketPLUS International Core Portfolio‡	3,521,283	44,919,278
Multimanager Aggressive Equity Portfolio‡	304,689	9,782,244
Multimanager Core Bond Portfolio‡	1,520,494	15,788,140
Multimanager High Yield Portfolio‡	773,708	4,134,785
Multimanager International Equity Portfolio‡	578,523	9,477,811
Multimanager Large Cap Core Equity Portfolio‡	1,807,069	21,075,320
Multimanager Large Cap Value Portfolio‡	675,556	7,965,005
Multimanager Mid Cap Growth Portfolio‡	359,711	3,283,849
Multimanager Mid Cap Value Portfolio‡	776,882	7,139,292
Multimanager Small Cap Value Portfolio‡	290,361	3,261,125

Total Investment Companies (100.0%) (Cost $443,186,513)		431,077,617

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (0.3%)
JPMorgan Chase Nassau
3.51%, 1/2/08 (Amortized Cost $1,465,276)	$1,465,276	1,465,276

Total Investments (100.3%) (Cost/Amortized Cost $444,651,789)		432,542,893
Other Assets Less Liabilities (-0.3%)		(1,447,529)

Net Assets (100%)		$431,095,364

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios and Class IA shares for EQ Advisors Trust Portfolios.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

Investments in companies which were affiliates for the year ended December 31, 2007, were as follows:

Securities	Market Value December 31, 2006	Purchases at Cost	Sales at Cost	Market Value December 31, 2007	Dividend Income	Realized Gain/ (Loss)
EQ/AllianceBernstein Quality Bond Portfolio	$60,024,355	$790,334	$48,227,447	$14,478,269	$747,622	$(1,466,103)
EQ/AllianceBernstein Value Portfolio	61,982,610	1,925,055	37,240,021	19,953,181	341,753	7,818,431
EQ/AXA Rosenberg Value Long/Short Equity Portfolio	—	18,631,355	1,130,682	17,456,068	364,255	(20,459)
EQ/BlackRock Basic Value Equity Portfolio	64,086,404	3,145,685	28,944,954	32,918,983	460,819	7,678,170
EQ/BlackRock International Value Portfolio	—	26,692,614	2,163,866	22,010,523	464,121	2,151,541
EQ/Davis New York Venture Portfolio	—	9,089,015	818,230	7,854,668	53,372	12,427
EQ/Evergreen International Bond Portfolio	—	10,227,948	2,187,535	8,573,901	211,685	70,080
EQ/Franklin Small Cap Value Portfolio	40,184	21,186,296	1,947,456	15,855,511	105,543	(77,920)
EQ/GAMCO Mergers & Acquisitions Portfolio	—	12,570,894	1,138,157	10,482,116	100,398	425,484
EQ/GAMCO Small Company Value Portfolio	—	14,684,942	—	13,705,209	93,158	473,988
EQ/JPMorgan Core Bond Portfolio	—	3,137,390	197,825	2,896,992	134,280	4,038
EQ/Long Term Bond Portfolio	18,000,627	2,690,583	5,282,044	16,214,536	661,253	(254,797)
EQ/Marsico Focus Portfolio	43,992,768	2,602,497	15,480,045	30,786,863	130,102	4,927,106
EQ/PIMCO Real Return Portfolio	—	13,989,203	782,603	13,779,647	362,128	137,827
EQ/Short Duration Bond Portfolio	56,819,385	821,538	39,735,248	18,340,048	777,564	556,731
EQ/Small Company Index Portfolio	11,591,593	11,871	11,965,527	—	—	161,838
EQ/Van Kampen Emerging Markets Equity Portfolio	—	19,889,557	1,168,074	19,187,311	—	3,513,382
EQ/Van Kampen Real Estate Portfolio	—	18,757,802	1,751,444	14,287,213	141,685	(45,297)
MarketPLUS International Core Portfolio	—	56,024,751	4,239,822	44,919,278	289,105	8,669,651
Multimanager Aggressive Equity Portfolio	14,965,128	1,528,132	6,830,259	9,782,244	9,923	1,329,501
Multimanager Core Bond Portfolio	79,567,882	2,019,771	67,523,102	15,788,140	1,978,194	(2,616,556)
Multimanager High Yield Portfolio	20,392,812	6,745,282	23,478,454	4,134,785	327,761	(203,500)
Multimanager International Equity Portfolio	—	10,644,780	907,781	9,477,811	88,544	542,846
Multimanager Large Cap Core Equity Portfolio	34,446,272	1,622,710	13,171,173	21,075,320	139,825	3,943,183
Multimanager Large Cap Value Portfolio	9,710,034	4,893,677	5,694,173	7,965,005	108,134	1,557,852
Multimanager Mid Cap Growth Portfolio	3,471,911	326,975	638,350	3,283,849	—	277,717
Multimanager Mid Cap Value Portfolio	8,666,890	639,650	1,732,946	7,139,292	—	544,115
Multimanager Small Cap Value Portfolio	20,171,709	693,870	17,800,981	3,261,125	20,345	(746,775)

	$507,930,564	$265,984,177	$342,178,199	$405,607,888	$8,111,569	$39,364,501

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Investment Companies	$291,832,629
Net Proceeds of Sales and Redemptions:
Investment Companies	$357,494,631

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,952,398
Aggregate gross unrealized depreciation	(24,132,121)

Net unrealized depreciation	$(13,179,723)

Federal income tax cost of investments	$445,722,616

The Portfolio has a net capital loss carryforward of $392,823 of which $383,617 expires in the year 2009, and $9,206 expires in the year 2010.

The Portfolio utilized net capital loss carryforward of $ 29,425,415 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/Franklin Income Portfolio‡	26,689,563	$274,276,544
EQ/Mutual Shares Portfolio‡	24,912,947	272,728,867
EQ/Templeton Growth Portfolio‡	24,942,959	272,576,317

Total Investment Companies (99.3%) (Cost $848,660,315)		819,581,728

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (0.1%)
JPMorgan Chase Nassau
3.51%, 1/2/08 (Amortized Cost $945,663)	$945,663	945,663

Total Investments (99.4%) (Cost/Amortized Cost $849,605,978)		820,527,391
Other Assets Less Liabilities (0.6%)		5,200,454

Net Assets (100%)		$825,727,845

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the period ended December 31, 2007, were as follows:

Securities	Market Value April 30, 2007*	Purchases at Cost	Sales at Cost	Market Value December 31, 2007	Dividend Income	Realized Gain
EQ/Franklin Income Portfolio	$—	$288,012,879	$—	$274,276,544	$8,442,803	$560,718
EQ/Mutual Shares Portfolio	—	279,016,081	—	272,728,867	—	6,725
EQ/Templeton Growth Portfolio	—	281,631,355	—	272,576,317	1,906,110	707,518

	$—	$848,660,315	$—	$819,581,728	$10,348,913	$1,274,961

*	The Portfolio commenced operations on April 30, 2007.

Investment security transactions for the period ended December 31, 2007 were as follows:

Cost of Purchases:
Investment Companies	$848,660,315
Net Proceeds of Sales and Redemptions:
Investment Companies	$—

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(29,078,587)

Net unrealized depreciation	$(29,078,587)

Federal income tax cost of investments	$849,605,978

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
iShares MSCI Australia Index Fund	9,980	$287,623
iShares MSCI Canada Index Fund	7,940	255,033
iShares MSCI EAFE Growth Index Fund	18,270	1,419,762
iShares MSCI EAFE Index Fund	56,640	4,446,240
iShares MSCI EAFE Value Index Fund	9,660	695,037
iShares MSCI Emerging Markets Index Fund	2,630	395,289
iShares MSCI France Index Fund	5,290	201,179
iShares MSCI Germany Index Fund	8,360	296,278
iShares MSCI Hong Kong Index Fund	5,720	125,440
iShares MSCI Japan Index Fund	55,780	741,316
iShares MSCI Pacific ex-Japan Index Fund	5,760	888,653
iShares MSCI Spain Index Fund	2,360	150,214
iShares MSCI United Kingdom Index Fun	10,770	259,341
iShares S&P Europe 350 Index Fund	22,370	2,557,786
iShares S&P Latin America 40 Index Fund	1,180	293,714

Total Investment Companies (96.9%) (Cost $12,330,822)		13,012,905

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (1.7%)
JPMorgan Chase Nassau
3.51%, 1/2/08 (Amortized Cost $228,477)	$228,477	228,477

Total Investments (98.6%) (Cost/Amortized Cost $12,559,299)		13,241,382
Other Assets Less Liabilities (1.4%)		185,311

Net Assets (100%)		$13,426,693

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$8,286,955
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$690,682

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$749,998
Aggregate gross unrealized depreciation	(67,915)

Net unrealized appreciation	$682,083

Federal income tax cost of investments	$12,559,299

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (8.2%)
Auto Components (0.6%)
Autoliv, Inc.	324,100	$17,083,311
BorgWarner, Inc.^	437,800	21,193,898
Lear Corp.*^	28,810	796,885
Magna International, Inc., Class A	116,300	9,354,009

		48,428,103

Automobiles (0.2%)
General Motors Corp.^	806,600	20,076,274

Diversified Consumer Services (0.5%)
Apollo Group, Inc., Class A*	601,729	42,211,289

Hotels, Restaurants & Leisure (1.8%)
Ctrip.com International Ltd. (ADR)^	155,300	8,925,091
McDonald’s Corp.	410,000	24,153,100
Wyndham Worldwide Corp.	838,200	19,747,992
Wynn Resorts Ltd.^	885,285	99,267,007

		152,093,190

Household Durables (0.2%)
Centex Corp.	306,800	7,749,768
KB Home^	297,300	6,421,680
Pulte Homes, Inc.^	562,500	5,928,750

		20,100,198

Internet & Catalog Retail (1.0%)
Amazon.com, Inc.*^	905,570	83,892,005

Leisure Equipment & Products (0.2%)
Brunswick Corp.^	276,600	4,716,030
Mattel, Inc.	567,000	10,795,680

		15,511,710

Media (2.5%)
CBS Corp., Class B	1,381,000	37,632,250
Citadel Broadcasting Corp.^	63,200	130,192
Comcast Corp., Class A*^	1,331,400	24,311,364
Gannett Co., Inc.	556,600	21,707,400
Idearc, Inc.^	528,800	9,285,728
Interpublic Group of Cos., Inc.*^	1,079,300	8,753,123
Time Warner, Inc.	2,930,400	48,380,904
Viacom, Inc., Class B*^	732,400	32,167,008
Walt Disney Co.	821,400	26,514,792

		208,882,761

Multiline Retail (0.2%)
Macy’s, Inc.	705,300	18,246,111

Specialty Retail (0.8%)
Gap, Inc.	987,000	21,003,360
Home Depot, Inc.	1,676,400	45,162,216
Limited Brands, Inc.	22,449	424,959
Office Depot, Inc.*	339,500	4,722,445

		71,312,980

Textiles, Apparel & Luxury Goods (0.2%)
Jones Apparel Group, Inc.	681,900	10,903,581
VF Corp.	102,100	7,010,186

		17,913,767

Total Consumer Discretionary		698,668,388

Consumer Staples (7.6%)
Beverages (1.3%)
Coca-Cola Co.^	909,200	55,797,604
PepsiCo, Inc.	673,100	51,088,290

		106,885,894

Food & Staples Retailing (1.5%)
Kroger Co.	1,128,600	30,144,906
Safeway, Inc.^	452,800	15,490,288
SUPERVALU, Inc.^	424,800	15,938,496
Wal-Mart Stores, Inc.^	1,484,400	70,553,532

		132,127,222

Food Products (0.9%)
ConAgra Foods, Inc.^	1,041,000	24,765,390
General Mills, Inc.^	278,500	15,874,500
Kellogg Co.	62,800	3,292,604
Kraft Foods, Inc., Class A	203,600	6,643,468
Sara Lee Corp.	1,108,000	17,794,480
Tyson Foods, Inc., Class A	677,300	10,383,009

		78,753,451

Household Products (2.2%)
Clorox Co.	63,800	4,157,846
Colgate-Palmolive Co.	117,900	9,191,484
Procter & Gamble Co.	2,398,500	176,097,870

		189,447,200

Personal Products (0.3%)
Estee Lauder Cos., Inc., Class A	556,210	24,256,318

Tobacco (1.4%)
Altria Group, Inc.	1,550,000	117,149,000

Total Consumer Staples		648,619,085

Energy (10.4%)
Oil, Gas & Consumable Fuels (10.4%)
BP plc (ADR)^	253,000	18,512,010
Chevron Corp.	2,073,300	193,501,089
ConocoPhillips	1,600,000	141,280,000
El Paso Corp.	1,667,925	28,755,027
Exxon Mobil Corp.	4,615,200	432,398,088
Marathon Oil Corp.	571,100	34,757,146
Occidental Petroleum Corp.^	82,200	6,328,578
Royal Dutch Shell plc (ADR)	192,800	16,233,760
Total S.A. (Sponsored ADR)	204,400	16,883,440

		888,649,138

Total Energy		888,649,138

Financials (19.1%)
Capital Markets (3.2%)
Ameriprise Financial, Inc.	94,100	5,185,851
Deutsche Bank AG (Registered)	112,500	14,558,625
Goldman Sachs Group, Inc.	43,600	9,376,180
Lehman Brothers Holdings, Inc.	1,182,940	77,411,594
Merrill Lynch & Co., Inc.	764,200	41,022,256
Morgan Stanley	1,112,200	59,068,942
TD Ameritrade Holding Corp.*	3,155,733	63,304,004

		269,927,452

Commercial Banks (2.3%)
Comerica, Inc.	443,700	19,314,261
KeyCorp^	912,900	21,407,505
National City Corp.^	321,800	5,296,828
SunTrust Banks, Inc.	79,900	4,992,951
U.S. Bancorp^	1,094,600	34,742,604
Wachovia Corp.^	1,174,400	44,662,432
Wells Fargo & Co.	2,287,200	69,050,568

		199,467,149

Consumer Finance (0.4%)
American Express Co.	470,700	24,485,814
Discover Financial Services	657,900	9,921,132

		34,406,946

Diversified Financial Services (7.8%)
Bank of America Corp.	3,794,500	156,561,070
Citigroup, Inc.	4,656,200	137,078,528
CME Group, Inc.	119,900	82,251,400
Interactive Brokers Group, Inc.*^	1,213,415	39,217,573
JPMorgan Chase & Co.	3,367,000	146,969,550
NASDAQ Stock Market, Inc.*^	2,084,135	103,143,841

		665,221,962

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Insurance (4.6%)
ACE Ltd.	396,100	$24,471,058
Allstate Corp.^	533,700	27,875,151
American International Group, Inc.	2,298,800	134,020,040
Genworth Financial, Inc., Class A	837,300	21,309,285
Hartford Financial Services Group, Inc.^	407,400	35,521,206
MetLife, Inc.	602,400	37,119,888
Old Republic International Corp.	566,900	8,735,929
PartnerReinsurance Ltd.^	120,300	9,928,359
RenaissanceReinsurance Holdings Ltd.	335,400	20,204,496
Travelers Cos., Inc.	730,400	39,295,520
Unum Group	778,600	18,522,894
XL Capital Ltd., Class A	232,700	11,707,137

		388,710,963

Thrifts & Mortgage Finance (0.8%)
Fannie Mae	1,129,300	45,149,414
Freddie Mac	426,400	14,527,448
Washington Mutual, Inc.^	548,100	7,459,641

		67,136,503

Total Financials		1,624,870,975

Health Care (11.6%)
Biotechnology (2.6%)
Alnylam Pharmaceuticals, Inc.*^	948,550	27,583,834
Amgen, Inc.*	502,600	23,340,744
Applera Corp.- Celera Group*^‡	3,902,993	61,940,499
Celgene Corp.*^	1,157,890	53,506,097
Genentech, Inc.*	442,483	29,677,335
Myriad Genetics, Inc.*^	593,120	27,532,630

		223,581,139

Health Care Equipment & Supplies (1.6%)
Covidien Ltd.	326,900	14,478,401
Given Imaging Ltd.*^	1,027,052	23,878,959
Hologic, Inc.*^	997,500	68,468,400
Medtronic, Inc.^	485,400	24,401,058

		131,226,818

Health Care Providers & Services (0.6%)
AmerisourceBergen Corp.	386,200	17,328,794
UnitedHealth Group, Inc.	514,800	29,961,360

		47,290,154

Life Sciences Tools & Services (1.0%)
Affymetrix, Inc.*^‡	1,722,949	39,869,040
Illumina, Inc.*^	566,400	33,564,864
Qiagen N.V.*^	714,565	15,041,593

		88,475,497

Pharmaceuticals (5.8%)
Abbott Laboratories^	1,209,315	67,903,037
Eli Lilly & Co.	454,500	24,265,755
Johnson & Johnson	1,693,100	112,929,770
Merck & Co., Inc.	1,524,800	88,606,128
Pfizer, Inc.	6,992,100	158,930,433
Schering-Plough Corp.	763,015	20,326,720
Wyeth	536,300	23,699,097

		496,660,940

Total Health Care		987,234,548

Industrials (9.1%)
Aerospace & Defense (1.1%)
Boeing Co.	578,800	50,621,848
Northrop Grumman Corp.	200,800	15,790,912
United Technologies Corp.	411,100	31,465,594

		97,878,354

Air Freight & Logistics (0.4%)
United Parcel Service, Inc., Class B^	449,100	31,760,352

Airlines (1.0%)
Continental Airlines, Inc., Class B*^	2,274,900	50,616,525
Delta Air Lines, Inc.*^	2,529,900	37,670,211

		88,286,736

Commercial Services & Supplies (0.1%)
Allied Waste Industries, Inc.*	546,500	6,022,430

Construction & Engineering (0.4%)
Quanta Services, Inc.*^	1,405,790	36,887,929

Electrical Equipment (0.7%)
Baldor Electric Co.^	1,051,400	35,390,124
Thomas & Betts Corp.*^	543,750	26,665,500

		62,055,624

Industrial Conglomerates (4.0%)
3M Co.	309,900	26,130,768
General Electric Co.	7,634,200	282,999,794
Textron, Inc.	145,200	10,352,760
Tyco International Ltd.	445,675	17,671,014

		337,154,336

Machinery (1.3%)
Caterpillar, Inc.	205,800	14,932,848
Eaton Corp.	226,800	21,988,260
Flowserve Corp.	257,925	24,812,385
Ingersoll-Rand Co., Ltd., Class A	365,100	16,966,197
SPX Corp.	280,000	28,798,000

		107,497,690

Road & Rail (0.1%)
Avis Budget Group, Inc.*	387,100	5,032,300

Total Industrials		772,575,751

Information Technology (26.1%)
Communications Equipment (6.3%)
Ciena Corp.*	891,560	30,411,112
Cisco Systems, Inc.*	2,593,500	70,206,045
Infinera Corp.*^	1,465,440	21,747,130
JDS Uniphase Corp.*^	10,053,960	133,717,668
Juniper Networks, Inc.*^	3,594,132	119,325,182
Nokia Oyj (ADR)	144,400	5,543,516
QUALCOMM, Inc.	2,458,080	96,725,448
Research In Motion Ltd.*	519,910	58,957,794

		536,633,895

Computers & Peripherals (4.9%)
Apple, Inc.*	150,250	29,761,520
Dell, Inc.*	1,394,300	34,174,293
Hewlett-Packard Co.	1,196,200	60,384,176
International Business Machines Corp.	785,700	84,934,170
Network Appliance, Inc.*	5,040,298	125,805,838
SanDisk Corp.*	2,426,890	80,499,941

		415,559,938

Electronic Equipment & Instruments (1.9%)
Arrow Electronics, Inc.*	389,200	15,287,776
Avnet, Inc.*	426,200	14,904,214
Flextronics International Ltd.*	2,330,705	28,108,302
Itron, Inc.*^	864,180	82,935,355
Sanmina-SCI Corp.*	1,685,450	3,067,519
Tyco Electronics Ltd.	326,900	12,137,797

		156,440,963

Internet Software & Services (1.1%)
Google, Inc., Class A*	87,850	60,746,518
Move, Inc.*^‡	12,862,660	31,513,517

		92,260,035

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
IT Services (0.4%)
Accenture Ltd., Class A	139,300	$5,018,979
Electronic Data Systems Corp.	246,300	5,105,799
VeriFone Holdings, Inc.*^	1,095,200	25,463,400

		35,588,178

Semiconductors & Semiconductor Equipment (5.5%)
Advanced Micro Devices, Inc.*	14,674,416	110,058,120
Intel Corp.	2,498,500	66,610,010
International Rectifier Corp.*^	974,510	33,104,105
KLA-Tencor Corp.^	1,378,674	66,396,940
Lam Research Corp.*	1,821,620	78,748,633
MEMC Electronic Materials, Inc.*	749,550	66,327,679
Silicon Laboratories, Inc.*	1,341,324	50,205,757

		471,451,244

Software (6.0%)
Electronic Arts, Inc.*	506,800	29,602,188
Microsoft Corp.^	3,735,100	132,969,560
Nuance Communications, Inc.*^	2,379,570	44,450,368
Oracle Corp.*	1,802,700	40,704,966
Red Hat, Inc.*^	6,741,790	140,498,903
Salesforce.com, Inc.*	1,378,085	86,392,149
VMware, Inc., Class A*^	432,700	36,775,173

		511,393,307

Total Information Technology		2,219,327,560

Materials (2.3%)
Chemicals (1.1%)
Ashland, Inc.	234,300	11,112,849
Dow Chemical Co.	165,700	6,531,894
E.I. du Pont de Nemours & Co.	635,300	28,010,377
Lubrizol Corp.	307,700	16,665,032
Monsanto Co.	294,838	32,930,456

		95,250,608

Containers & Packaging (0.6%)
Ball Corp.	342,500	15,412,500
Owens-Illinois, Inc.*	371,100	18,369,450
Smurfit-Stone Container Corp.*	833,300	8,799,648
Sonoco Products Co.	284,550	9,299,094

		51,880,692

Metals & Mining (0.6%)
Alcoa, Inc.	682,600	24,949,030
ArcelorMittal^	316,900	24,512,215
Cleveland-Cliffs, Inc.	16,540	1,667,232

		51,128,477

Total Materials		198,259,777

Telecommunication Services (4.2%)
Diversified Telecommunication Services (3.6%)
AT&T, Inc.	4,278,600	177,818,616
Embarq Corp.	98,193	4,863,499
Verizon Communications, Inc.	2,917,300	127,456,837

		310,138,952

Wireless Telecommunication Services (0.6%)
Sprint Nextel Corp.	2,260,100	29,675,113
Vodafone Group plc (ADR)	461,400	17,219,448

		46,894,561

Total Telecommunication Services		357,033,513

Utilities (0.8%)
Electric Utilities (0.2%)
Entergy Corp.	140,735	16,820,647

Independent Power Producers & Energy Traders (0.6%)
AES Corp.*	1,406,485	30,084,714
Constellation Energy Group, Inc.^	203,900	20,905,867

		50,990,581

Multi-Utilities (0.0%)
CMS Energy Corp.^	41,525	721,705

Total Utilities		68,532,933

Total Common Stocks (99.4%) (Cost $7,580,440,706)		8,463,771,668

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (14.6%)
Allstate Life Global Funding Trusts
4.90%, 8/27/08 (l)	$4,000,000	4,000,000
ANZ National Bank Ltd.
4.36%, 3/6/09 (l)	9,996,720	9,996,720
Bancaja U.S. Debt S.A.U.
5.40%, 1/23/08 (l)	20,000,000	20,000,000
5.37%, 7/10/09 (l)	20,006,529	20,006,529
Banco de Sabadell S.A.
5.19%, 4/23/09 (l)	15,000,000	15,000,000
Bank of Ireland
4.38%, 12/29/08 (l)	19,999,054	19,999,054
Bank of Montreal/Chicago
5.14%, 3/12/09 (l)	15,000,000	15,000,000
Bayerische Landesbank, New York
4.95%, 1/30/09 (l)	50,000,000	50,000,000
BCP Finance Bank Ltd.
5.28%, 9/2/08 (l)	30,000,000	30,000,000
Bear Stearns Cos., Inc.
5.63%, 3/31/08 (l)	40,000,000	40,000,000
Beta Finance, Inc.
4.37%, 1/15/08 (l)	20,000,000	20,000,000
4.38%, 2/17/09 (l)	9,995,539	9,995,539
4.37%, 5/11/09 (l)	29,989,309	29,989,309
BNP Paribas N.Y.
4.35%, 2/22/08 (l)	17,000,000	17,000,000
Calyon/New York
4.37%, 10/14/08 (l)	24,994,909	24,994,909
4.37%, 10/14/08	9,998,084	9,998,084
4.41%, 7/2/10 (l)	19,989,721	19,989,721
CAM U.S. Finance S.A.
4.96%, 2/2/09 (l)	20,000,000	20,000,000
CC USA, Inc.
4.37%, 1/14/08 (l)	12,000,000	12,000,000
4.37%, 1/25/08 (l)	10,000,000	10,000,000
4.38%, 2/15/08	19,998,992	19,998,992
4.37%, 3/10/08 (l)	14,998,988	14,998,988
CDC Financial Products, Inc.
4.65%, 2/29/08 (l)	2,000,000	2,000,000
Citigroup Funding, Inc.
4.36%, 3/16/09 (l)	25,000,000	25,000,000
Citigroup Global Markets, Inc.
4.65%, 1/7/08 (l)	2,500,000	2,500,000
Comerica Bank
5.27%, 1/12/09 (l)	9,002,566	9,002,566
5.05%, 3/16/09 (l)	19,998,499	19,998,499
5.00%, 6/19/09 (l)	10,001,400	10,001,400
5.02%, 6/19/09 (l)	11,999,103	11,999,103
Commonwealth Bank of Australia
4.92%, 8/22/08 (l)	15,000,000	15,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.59%, 1/2/08 (r)	35,000,000	35,000,000
4.75%, 1/2/08 (r)	74,306,578	74,306,578

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Dorada Finance, Inc.
4.37%, 1/14/08 (l)	$30,000,000	$30,000,000
Fifth Third Bancorp
4.91%, 8/22/08 (l)	1,999,982	1,999,982
Five Finance, Inc.
4.38%, 6/19/08 (l)	19,998,080	19,998,080
General Electric Capital Corp.
5.07%, 1/30/09 (l)	25,000,000	25,000,000
4.40%, 3/12/10 (l)	26,000,000	26,000,000
Goldman Sachs Group, Inc.
4.65%, 2/1/08 (l)	15,000,000	15,000,000
4.62%, 8/18/08 (l)	29,000,000	29,000,000
5.10%, 9/12/08 (l)	10,000,000	10,000,000
4.60%, 12/23/08 (l)	5,000,953	5,000,953
4.41%, 3/27/09 (l)	7,000,000	7,000,000
HBOS Treasury Services plc
4.37%, 7/17/08 (l)	5,000,000	5,000,000
K2 (USA) LLC
4.37%, 1/24/08 (l)	11,999,854	11,999,854
4.38%, 2/15/08 (l)	15,998,992	15,998,992
Lehman Brothers Holdings, Inc.
5.22%, 4/2/08 (l)	9,251,767	9,251,767
4.62%, 8/24/09 (l)	10,000,000	10,000,000
Links Finance LLC
4.37%, 6/22/09 (l)	14,994,372	14,994,372
MassMutual Global Funding II
4.40%, 3/26/10 (l)	10,000,000	10,000,000
MBIA Global Funding LLC
4.36%, 1/23/09 (l)	15,000,000	15,000,000
Merrill Lynch & Co., Inc.
5.30%, 5/8/09 (l)	11,000,000	11,000,000
4.42%, 6/29/09 (l)	10,000,000	10,000,000
Monumental Global Funding II
4.36%, 4/25/08 (l)	50,000,000	50,000,000
4.40%, 3/26/10 (l)	3,000,000	3,000,000
4.43%, 5/26/10 (l)	4,000,000	4,000,000
Monumental Global Funding Ltd.
5.07%, 5/24/10 (l)	7,000,000	7,000,000
Morgan Stanley
5.40%, 2/9/09 (l)	34,835,432	34,835,432
Natexis Banques Populaires N.Y.
4.37%, 1/28/08 (l)	44,000,000	44,000,000
New York Life Global Funding
4.88%, 3/30/09	25,000,000	25,000,000
Pricoa Global Funding I
4.36%, 5/23/08 (l)	5,000,000	5,000,000
4.37%, 9/22/08 (l)	35,000,000	35,000,000
4.40%, 6/25/10 (l)	8,997,751	8,997,751
Santander U.S. Debt S.A. Unipersonal
4.90%, 2/6/08	9,999,397	9,999,397
Tango Finance Corp.
4.38%, 6/25/09 (l)	6,996,202	6,996,202
Transamerica Occidental Life Insurance Co.
5.18%, 12/31/08 (l)	30,000,000	30,000,000
Ulster Bank Ireland Ltd.
4.35%, 2/20/08 (l)	15,000,000	15,000,000
United Of Omaha Life Insurance Co.
5.31%, 6/2/08 (l)	12,500,000	12,500,000
Wachovia Bank N.A.
4.37%, 6/27/08 (l)	16,999,182	16,999,182
Wells Fargo & Co.
4.62%, 2/2/09	15,000,000	15,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		1,243,347,955

Time Deposit (1.0%)
JPMorgan Chase Nassau
3.51%, 1/2/08	81,911,150	81,911,150

Total Short-Term Investments (15.6%) (Amortized Cost $1,325,259,105)		1,325,259,105

Total Investments (115.0%) (Cost/Amortized Cost $8,905,699,811)		9,789,030,773
Other Assets Less Liabilities (-15.0%)		(1,273,205,268)

Net Assets (100%)		$8,515,825,505

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
‡	Affiliated company as defined under the Investment Company Act of 1940.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR	—	American Depositary Receipt

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

At December 31, 2007 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/07	Unrealized Depreciation
S&P 500 Index	58	March-08	$21,589,500	$21,419,400	$(170,100)

Investments in companies which were affiliates for the year ended December 31, 2007, were as follows:

Securities	Market Value December 31, 2006	Purchases at Cost	Sales at Cost	Market Value December 31, 2007	Dividend Income	Realized Gain/ (Loss)
Affymetrix, Inc.	$129,168,722	$18,646,233	$163,633,392	$39,869,040	$—	$(51,049,510)
Applera Corp.- Celera Group	58,368,476	14,626,546	18,872,688	61,940,499	—	493,768
Move, Inc.	32,597,491	28,192,592	649,704	31,513,517	—	(324,404)

	$220,134,689	$61,465,371	$183,155,784	$133,323,056	$—	$(50,880,146)

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$3,981,707,506
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$5,117,601,892

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,574,351,212
Aggregate gross unrealized depreciation	(765,692,559)

Net unrealized appreciation	$808,658,653

Federal income tax cost of investments	$8,980,372,120

At December 31, 2007, the Portfolio had loaned securities with a total value of $1,220,453,095. This was secured by collateral of $1,243,347,955 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $38,362,368 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $178,800, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2007, the Portfolio incurred approximately $86,653 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $669,460,381 which expires in the year 2010.

The Portfolio utilized capital loss carryforward of $707,100,107 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (7.2%)
Asset-Backed Securities (0.2%)
DB Master Finance LLC,
Series 06-1 A2
5.779%, 6/20/31 §	$1,605,000	$1,546,890
Libertas Preferred Funding Ltd.,
Series 07-3A 2
5.193%, 4/9/47 † (b)(l)	1,650,000	165,000

		1,711,890

Non-Agency CMO (7.0%)
Adjustable Rate Mortgage Trust,
Series 05-4 3A1
4.964%, 8/25/35 (l)	2,833,256	2,834,677
Bear Stearns Alt-A Trust,
Series 06-3 22A1
6.218%, 5/25/36 (l)	2,532,516	2,530,362
Series 07-1 21A1
5.728%, 1/25/47 (l)	3,136,132	3,080,232
Citigroup Mortgage Loan Trust, Inc.,
Series 05-2 1A4
5.110%, 5/25/35 (l)	2,952,459	2,936,623
Deutsche Mortgage Securities, Inc.,
Series 05-WF1 1A1
5.084%, 6/26/35 § (l)	1,582,433	1,571,513
GreenPoint Mortgage Funding Trust,
Series 05-AR5 4X1
1.044%, 11/25/45 † IO	12,018,536	199,057
Series 05-AR5 4X2
0.794%, 11/25/45 † IO	5,653,228	70,665
Series 06-AR2 4A1
6.788%, 3/25/36 (l)	2,907,363	2,859,669
Indymac INDA Mortgage Loan Trust,
Series 06-AR2 1A1
5.989%, 9/25/36 (l)	4,065,815	4,115,314
Indymac Index Mortgage Loan Trust,
Series 06-AR7 4A1
6.228%, 5/25/36 (l)	1,904,384	1,883,121
J.P. Morgan Alternative Loan Trust,
Series 06-A2 4A1
6.316%, 5/25/36 (l)	2,621,498	2,596,954
Series 06-A3 2A1
6.066%, 7/25/36 (l)	2,715,225	2,705,016
Series 06-A4 A1
5.950%, 9/25/36 (l)	2,723,993	2,669,743
Merrill Lynch Mortgage Investors, Inc.,
Series 05-A9 2A1A
5.134%, 12/25/35 (l)	2,629,224	2,617,415
Morgan Stanley Mortgage Loan Trust,
Series 06-11 1A2
6.354%, 8/25/36 (l)	2,010,000	1,927,550
RESI Finance LP,
Series 03-C B3
6.643%, 9/10/35 § (l)	7,476,974	6,904,854
Residential Accredit Loans, Inc.,
Series 07-QS1 1A1
6.000%, 1/25/37	3,207,145	3,305,169
Residential Funding Mortgage Securities I, Inc.,
Series 05-SA3 3A
5.235%, 8/25/35 (l)	2,959,398	2,941,040
Structured Asset Mortgage Investments, Inc.,
Series 05-AR7 5X1
1.479%, 3/25/46 † IO	3,878,541	111,508
Structured Asset Securities Corp.,
Series 06-RM1 AIO
5.000%, 8/25/46 †§ IO	4,942,358	986,694

		48,847,176

Total Asset-Backed and Mortgage-Backed Securities		50,559,066

Government Securities (83.0%)
Agency CMO (0.0%)
Government National Mortgage Association
0.843%, 11/16/45 IO (l)	2,628,894	102,588

U.S. Government Agencies (35.2%)
Federal Home Loan Bank
5.000%, 7/16/08	10,000,000	10,031,960
3.875%, 8/22/08	17,000,000	16,953,233
5.000%, 9/12/08	10,000,000	10,049,120
5.000%, 11/21/08	7,000,000	7,049,091
4.750%, 4/24/09	12,000,000	12,148,656
5.375%, 7/17/09^	11,000,000	11,287,628
4.250%, 11/20/09^	11,000,000	11,133,683
5.375%, 8/19/11^	10,000,000	10,551,440
Federal Home Loan Mortgage Corp.
5.500%, 9/15/11^	10,000,000	10,596,950
4.332%, 4/1/35 (l)	3,265,896	3,270,046
4.533%, 4/1/35 (l)	525,024	531,742
6.146%, 8/1/36 (l)	3,376,138	3,446,001
5.760%, 12/1/36 (l)	4,391,391	4,463,080
5.946%, 1/1/37 (l)	17,896,708	18,209,034
5.790%, 2/1/37 (l)	4,103,498	4,171,027
7.000%, 2/1/37	10,208,530	10,610,647
5.903%, 3/1/37 (l)	6,085,637	6,190,738
6.232%, 4/1/37 (l)	2,679,348	2,753,192
6.031%, 10/1/37 (l)	3,471,251	3,528,231
Federal National Mortgage Association
4.875%, 1/11/08	4,000,000	4,000,166
2.875%, 5/19/08	15,080,000	14,981,256
5.375%, 7/15/16^	7,500,000	8,011,237
5.375%, 6/12/17^	9,000,000	9,560,466
6.500%, 7/1/31	202,716	209,625
4.527%, 8/1/34 (l)	620,798	633,053
5.500%, 2/1/35	8,544,287	8,544,758
4.685%, 5/1/35 (l)	854,520	857,901
4.806%, 7/1/35 (l)	1,544,279	1,544,968
5.380%, 9/1/35 (l)	331,300	338,676
5.126%, 1/1/36 (l)	674,713	689,884
6.774%, 1/1/36 (l)	1,107,765	1,122,961
5.798%, 3/1/36 (l)	2,399,388	2,452,671
5.564%, 4/1/36 (l)	1,082,963	1,097,146
5.914%, 6/1/36 (l)	318,410	324,775
5.917%, 6/1/36 (l)	5,017,591	5,119,864
5.694%, 12/1/36(l)	7,804,525	7,920,102
5.526%, 3/1/37 (l)	3,168,752	3,202,772
5.843%, 4/1/37 (l)	3,132,899	3,189,439
5.787%, 8/1/37 (l)	6,809,438	6,950,374
Government National Mortgage Association
9.000%, 12/15/09	298,511	303,740
5.500%, 7/15/33	7,690,665	7,753,550

		245,784,883

U.S. Treasuries (47.8%)
U.S. Treasury Bonds
7.250%, 5/15/16^	20,000,000	24,593,760
8.750%, 5/15/17^	17,000,000	23,127,973
8.875%, 8/15/17^	21,500,000	29,582,667
U.S. Treasury Notes
5.750%, 8/15/10^	17,000,000	18,139,527
4.625%, 8/31/11^	11,300,000	11,829,687
4.375%, 8/15/12^	45,300,000	47,274,808
4.125%, 8/31/12^	12,500,000	12,870,112
3.625%, 5/15/13^	23,105,000	23,263,847
4.000%, 2/15/14^	10,259,000	10,481,015
4.750%, 5/15/14^	10,520,000	11,186,537

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
4.250%, 8/15/15^	$25,110,000	$25,773,055
4.500%, 11/15/15^	24,560,000	25,590,366
5.125%, 5/15/16^	6,740,000	7,294,999
4.875%, 8/15/16^	15,370,000	16,366,652
4.750%, 8/15/17^	29,500,000	31,157,074
Inflation Indexed
2.375%, 4/15/11^	14,662,300	15,283,161

		333,815,240

Total Government Securities		579,702,711

Total Long-Term Debt Securities (90.2%)
(Cost $618,513,033)		630,261,777

SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (22.3%)
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	12,000,000	12,000,000
Bear Stearns Cos., Inc.
5.63%, 3/31/08 (l)	5,000,000	5,000,000
Calyon/New York
4.37%, 10/14/08 (l)	9,997,964	9,997,964
CAM U.S. Finance S.A.
4.96%, 2/2/09 (l)	5,000,000	5,000,000
Citigroup Global Markets, Inc.
4.65%, 1/7/08 (l)	11,000,000	11,000,000
Credit Suisse (USA) LLC, Repurchase Agreement
4.69%, 1/2/08 (r)	15,000,000	15,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	45,439,798	45,439,798
Goldman Sachs Group, Inc.
4.64%, 6/23/08 (l)	10,000,000	10,000,000
4.62%, 8/18/08 (l)	5,000,000	5,000,000
Lehman Brothers Holdings, Inc.
4.62%, 8/24/09 (l)	10,000,000	10,000,000
Monumental Global Funding II
4.40%, 3/26/10 (l)	5,000,000	5,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
4.65%, 1/2/08 (r)	20,000,000	20,000,000
Tango Finance Corp.
4.38%, 6/25/09 (l)	1,998,915	1,998,915

Total Short-Term Investments of Cash Collateral for Securities Loaned		155,436,677

Total Short-Term Investments (22.3%)
(Amortized Cost $155,436,677)		155,436,677

Total Investments (112.5%)
(Cost/Amortized Cost $773,949,710)		785,698,454
Other Assets Less Liabilities (-12.5%)		(87,095,374)

Net Assets (100%)		$698,603,080

^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $1,532,924 or 0.22% of net assets) valued at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2007, the market value of these securities amounted to $11,009,951 or 1.58% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

CMO	—	Collateralized Mortgage Obligation
IO	—	Interest only

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$794,681,732
Long-term U.S. Treasury securities	324,899,781

$1,119,581,513

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$889,231,762
Long-term U.S. Treasury securities	371,934,485

$1,261,166,247

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,526,926
Aggregate gross unrealized depreciation	(2,778,182)

Net unrealized appreciation	$11,748,744

Federal income tax cost of investments	$773,949,710

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

At December 31, 2007, the Portfolio had loaned securities with a total value of $334,782,216. This was secured by collateral of $155,436,677 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $185,060,996 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $30,109,668 of which $8,292,448 expires in the year 2012, $5,673,454 expires in the year 2013, and $16,143,766 expires in the year 2014.

The Portfolio utilized capital loss carryforwards of $327,308 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (3.7%)
BHP Billiton Ltd.^	443,300	$15,624,076
CSL Ltd.	322,866	10,307,787
Macquarie Airports Ltd.	2,729,745	9,707,253
Macquarie Group Ltd.^	478,775	32,033,595
National Australia Bank Ltd.^	361,921	12,009,085
QBE Insurance Group Ltd.	1,273,910	37,282,912
Suncorp-Metway Ltd.^	141,285	2,099,016
Zinifex Ltd.	892,500	9,717,379

		128,781,103

Belgium (0.6%)
Fortis^	841,500	22,157,975

Brazil (1.8%)
Cia Vale do Rio Doce (ADR)^	902,300	29,478,141
Petroleo Brasileiro S.A. (ADR)^	282,100	32,509,204

		61,987,345

Canada (2.1%)
Gerdau Ameristeel Corp.	1,037,100	14,826,973
ING Canada, Inc.	124,800	5,009,956
Nexen, Inc.	362,749	11,798,209
Petro-Canada	120,900	6,523,051
Sun Life Financial, Inc.^	266,900	15,065,605
Teck Cominco Ltd., Class B	261,400	9,383,861
TELUS Corp. (Non-Voting)	210,300	10,230,005

		72,837,660

China (1.1%)
China Construction Bank Corp., Class H^	16,118,000	13,663,526
China Shenhua Energy Co., Ltd., Class H	4,316,500	25,796,920

		39,460,446

Denmark (0.3%)
Carlsberg A/S, Class B^	71,075	8,598,597

Finland (2.9%)
Nokia Oyj	2,200,123	85,306,614
Stora Enso Oyj, Class R^	1,035,900	15,508,865

		100,815,479

France (10.7%)
Air France-KLM^	74,700	2,626,624
BNP Paribas S.A.	243,400	26,412,149
Cie Generale d’Optique Essilor International S.A.^	404,642	25,823,638
Compagnie Generale des Etablissements Michelin, Class B	154,900	17,778,016
Credit Agricole S.A.^	449,628	15,165,725
France Telecom S.A.	418,400	15,060,589
L’Oreal S.A.^	167,477	23,991,358
Lagardere SCA^	169,900	12,740,554
Renault S.A.^	250,200	35,486,734
Sanofi-Aventis S.A.^	276,555	25,465,159
Societe Generale^	163,695	23,676,944
Suez S.A.	405,787	27,629,091
Technip S.A.	203,775	16,237,143
Total S.A.^	879,158	73,047,745
Veolia Environnement	291,639	26,628,105

		367,769,574

Germany (12.2%)
Allianz SE (Registered)	134,600	29,115,366
BASF AG	231,300	34,294,039
Bayer AG	604,210	55,238,078
Deutsche Bank AG (Registered)^	176,100	23,017,550
Deutsche Boerse AG	300,183	59,578,307
Deutsche Lufthansa AG (Registered)	769,200	20,490,373
Deutsche Telekom AG (Registered)	506,900	11,131,519
E.ON AG	213,300	45,403,008
Epcos AG^	270,900	4,701,343
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	135,600	26,355,884
Porsche Automobil Holding SE (Preference)	12,245	24,811,315
RWE AG	200,710	28,171,013
Siemens AG (Registered)	313,658	49,921,419
TUI AG*^	317,000	8,866,178

		421,095,392

Hong Kong (0.7%)
Esprit Holdings Ltd.	1,700,500	25,297,920

Israel (0.6%)
Teva Pharmaceutical Industries Ltd. (ADR)^	407,800	18,954,544

Italy (2.8%)
Assicurazioni Generali S.p.A.	279,435	12,664,986
Banco Popolare S.c.a.r.l.*	315,000	6,981,873
Buzzi Unicem S.p.A.	237,667	6,577,816
ENI S.p.A.	808,992	29,628,808
Fiat S.p.A.^	885,510	22,915,480
Fondiaria-Sai S.p.A.	232,200	9,573,562
Italcementi S.p.A.^	365,200	7,811,552

		96,154,077

Japan (15.9%)
Aisin Seiki Co., Ltd.	338,600	14,124,119
All Nippon Airways Co., Ltd.^	2,773,000	10,251,524
Canon, Inc.	325,600	15,155,709
Denso Corp.	417,800	17,128,622
EDION Corp.^	416,000	4,524,370
Fujitsu Ltd.	2,194,000	14,788,363
Hitachi Ltd.^	382,000	2,848,373
Honda Motor Co., Ltd.	339,800	11,406,257
Isuzu Motors Ltd.	2,600,000	11,822,942
Itochu Corp.	1,381,000	13,499,100
JFE Holdings, Inc.	446,100	22,601,495
Komatsu Ltd.	593,000	16,136,777
Konica Minolta Holdings, Inc.	535,500	9,486,233
Kyushu Electric Power Co., Inc.	402,700	9,912,948
Leopalace21 Corp.	145,300	3,914,900
Mitsubishi Chemical Holdings Corp.^	345,500	2,653,529
Mitsubishi Corp.	834,300	22,852,419
Mitsubishi UFJ Financial Group, Inc.	2,657,000	24,901,571
Mitsui & Co., Ltd.	3,086,000	65,330,439
Mitsui Chemicals, Inc.	1,705,000	11,202,345
Mitsui O.S.K. Lines Ltd.^	1,323,000	16,887,598
Namco Bandai Holdings, Inc.^	490,300	7,667,315
NGK Insulators Ltd.^	905,000	24,545,943
Nintendo Co., Ltd.	36,800	22,037,506
Nippon Mining Holdings, Inc.	682,500	4,374,256
Nippon Telegraph & Telephone Corp.	3,870	19,364,723
Nippon Yusen KK	710,000	5,643,647
Nissan Motor Co., Ltd.	2,151,500	23,688,359
ORIX Corp.	90,880	15,529,689
Rengo Co., Ltd.^	461,000	3,008,271
Secom Co., Ltd.	100	5,469

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Sharp Corp.^	903,000	$16,246,968
Sony Corp.	146,200	8,113,861
Sumitomo Mitsui Financial Group, Inc.^	2,756	20,648,722
Tokyo Electric Power Co., Inc.^	674,100	17,438,562
Toshiba Corp.^	2,013,000	15,081,959
Toyota Motor Corp.	440,200	23,799,919

		548,624,802

Luxembourg (0.8%)
ArcelorMittal	365,446	28,419,434

Mexico (0.3%)
America Movil S.A.B. de C.V., Series L (ADR)	150,800	9,257,612

Netherlands (4.2%)
ING Groep N.V. (CVA)	856,595	33,501,291
Koninklijke Ahold N.V.*	1,056,320	14,718,062
Royal Dutch Shell plc, Class A (Amsterdam Exchange)	865,300	36,371,966
Royal Dutch Shell plc, Class A (London Exchange)	984,662	41,377,039
Royal Dutch Shell plc, Class B	184,368	7,670,362
Wolters Kluwer N.V.	360,300	11,841,938

		145,480,658

Norway (0.3%)
Renewable Energy Corp. ASA*^	193,608	9,841,121

Russia (0.7%)
Gazprom OAO (Sponsored ADR)	451,675	25,293,800

Singapore (0.3%)
Flextronics International Ltd.*	608,400	7,337,304
Neptune Orient Lines Ltd.	1,431,000	3,887,047

		11,224,351

Spain (3.6%)
Banco Santander S.A.	728,867	15,760,816
Iberdrola Renovables*	1,352,149	11,169,538
Inditex S.A.^	396,949	24,386,697
Repsol YPF S.A.^	598,100	21,319,142
Telefonica S.A.	1,615,634	52,486,699

		125,122,892

Sweden (0.9%)
Svenska Cellulosa AB, Class B	729,300	12,920,048
TeliaSonera AB	1,745,145	16,335,758

		29,255,806

Switzerland (9.6%)
ABB Ltd. (Registered)	1,929,764	55,601,203
Alcon, Inc.	127,700	18,266,208
Credit Suisse Group (Registered)	685,343	41,224,094
Julius Baer Holding AG (Registered)	563,120	46,555,697
Nestle S.A. (Registered)	130,501	59,939,513
Novartis AG (Registered)	360,610	19,779,959
Roche Holding AG	116,230	20,080,898
Xstrata plc	986,078	69,682,483

		331,130,055

Taiwan (0.2%)
Hon Hai Precision Industry Co., Ltd.	903,600	5,627,563

United Kingdom (21.0%)
3i Group plc	1,037,851	20,721,440
Anglo American plc	260,718	15,984,746
AstraZeneca plc	476,400	20,521,685
Aviva plc	1,393,964	18,674,570
BAE Systems plc	4,947,778	49,048,253
Barclays plc	1,899,800	19,059,979
BHP Billiton plc	879,335	27,061,250
BP plc	1,440,736	17,637,764
British American Tobacco plc	886,227	34,665,026
Capita Group plc	554,938	7,710,524
GlaxoSmithKline plc	1,351,600	34,411,430
HBOS plc	1,441,310	21,087,677
Home Retail Group plc	1,418,100	9,259,013
International Power plc	2,094,533	18,908,126
Kazakhmys plc	350,300	9,560,081
Man Group plc	4,271,734	48,383,858
Marston’s plc	1,066,000	7,029,057
Persimmon plc	299,000	4,761,515
Punch Taverns plc	385,250	5,862,787
Reckitt Benckiser Group plc	524,876	30,446,001
Rio Tinto plc	736,344	77,934,797
Royal & Sun Alliance Insurance Group plc	647,896	1,911,338
Royal Bank of Scotland Group plc	3,393,945	29,996,582
Standard Chartered plc	920,904	33,803,314
Taylor Wimpey plc	1,044,361	4,225,374
Tesco plc	2,039,839	19,378,753
Unilever plc	967,522	36,400,442
Vodafone Group plc	26,840,235	100,338,106

		724,783,488

Total Common Stocks (97.3%)
(Cost $2,770,038,180)		3,357,971,694

	Number of Warrants
WARRANTS:
Luxembourg (0.2%)
InnoLux Display Corp., expiring 4/12/12*§ (Cost $7,168,562)	1,863,807	6,320,169

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (13.5%)
Allstate Life Global Funding Trusts
4.90%, 8/27/08 (l)	$4,000,000	4,000,000
Allstate Life Insurance Co.
4.90%, 8/27/08 (l)	20,000,000	20,000,000
Banco de Sabadell S.A.
5.19%, 4/23/09 (l)	25,000,000	25,000,000
Bank of America Corp.
4.37%, 8/8/08 (l)	9,000,000	9,000,000
Bank of Ireland
4.38%, 12/29/08 (l)	29,998,581	29,998,581
BCP Finance Bank Ltd.
5.28%, 9/2/08 (l)	20,000,000	20,000,000
Beta Finance, Inc.
4.37%, 5/11/09 (l)	9,996,436	9,996,436
Calyon/New York
4.37%, 10/14/08 (l)	24,994,909	24,994,909
Citigroup Funding, Inc.
4.36%, 3/16/09 (l)	6,000,000	6,000,000
Comerica Bank
5.27%, 1/12/09 (l)	18,005,132	18,005,132
5.05%, 3/16/09 (l)	9,999,250	9,999,250
5.00%, 6/19/09 (l)	10,001,400	10,001,400
5.02%, 6/19/09 (l)	11,999,103	11,999,103
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	2,358,228	2,358,228

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Fifth Third Bancorp
4.91%, 8/22/08 (l)	$3,999,964	$3,999,964
Goldman Sachs Group, Inc.
4.64%, 6/23/08 (l)	10,000,000	10,000,000
4.62%, 8/18/08 (l)	20,000,000	20,000,000
5.10%, 9/12/08 (l)	7,000,000	7,000,000
4.60%, 12/23/08 (l)	5,000,953	5,000,953
4.41%, 3/27/09 (l)	5,000,000	5,000,000
Lehman Brothers Holdings, Inc.
5.22%, 4/2/08 (l)	17,003,248	17,003,248
4.62%, 8/24/09 (l)	10,000,000	10,000,000
MassMutual Global Funding II
4.40%, 3/26/10 (l)	10,000,000	10,000,000
MBIA Global Funding LLC
4.37%, 9/25/08 (l)	17,500,000	17,500,000
4.36%, 1/23/09 (l)	5,000,000	5,000,000
Merrill Lynch & Co., Inc.
5.30%, 5/8/09 (l)	12,000,000	12,000,000
4.42%, 6/29/09 (l)	10,000,000	10,000,000
Monumental Global Funding II
4.40%, 3/26/10 (l)	24,000,000	24,000,000
Pricoa Global Funding I
4.37%, 9/22/08 (l)	25,000,000	25,000,000
UniCredito Italiano Bank (Ireland) plc
5.26%, 8/8/08 (l)	10,000,000	10,000,000
5.05%, 8/14/08 (l)	20,000,000	20,000,000
Wachovia Bank N.A.
4.37%, 10/2/08 (l)	11,000,000	11,000,000
Wells Fargo & Co.
4.62%, 2/2/09 (l)	42,500,000	42,500,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		466,357,204

Time Deposit (2.0%)
JPMorgan Chase Nassau
3.51%, 1/2/08	69,876,201	69,876,201

Total Short-Term Investments (15.5%)
(Amortized Cost $536,233,405)		536,233,405

Total Investments (113.0%)
(Cost/Amortized Cost $3,313,440,147)		3,900,525,268
Other Assets Less Liabilities (-13.0%)		(447,596,483)

Net Assets (100%)		$3,452,928,785

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2007, the market value of these securities amounted to $6,320,169 or 0.18% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

CVA — Dutch Certification

At December 31, 2007, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/07	Unrealized Appreciation
Dow Jones Euro Stoxx 50 Index	497	March-08	$31,831,450	$32,226,433	$394,983

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,880,368,533
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,652,655,786

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$666,141,659
Aggregate gross unrealized depreciation	(80,020,316)

Net unrealized appreciation	$586,121,343

Federal income tax cost of investments	$3,314,403,925

At December 31, 2007, the Portfolio had loaned securities with a total value of $442,566,502. This was secured by collateral of $466,357,204 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2007, the Portfolio incurred approximately $6,802 as brokerage commissions with Exane S.A., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $12,792,555 which expires in the year 2010. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

The Portfolio utilized capital loss carryforward of $13,985,481 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (3.2%)
Hotels, Restaurants & Leisure (1.3%)
Las Vegas Sands Corp.*^	26,700	$2,751,435
McDonald’s Corp.	29,800	1,755,518
Yum! Brands, Inc.	147,400	5,640,998

		10,147,951

Media (0.4%)
Comcast Corp., Special Class A*	148,000	2,681,760

Multiline Retail (1.5%)
Kohl’s Corp.*^	129,000	5,908,200
Target Corp.	116,400	5,820,000

		11,728,200

Total Consumer Discretionary		24,557,911

Consumer Staples (6.4%)
Beverages (2.0%)
Coca-Cola Co.	49,600	3,043,952
PepsiCo, Inc.	163,150	12,383,085

		15,427,037

Food Products (1.4%)
Wm. Wrigley Jr. Co.^	185,200	10,843,460

Household Products (3.0%)
Colgate-Palmolive Co.	126,350	9,850,246
Procter & Gamble Co.	172,850	12,690,647

		22,540,893

Total Consumer Staples		48,811,390

Energy (8.8%)
Energy Equipment & Services (7.2%)
Baker Hughes, Inc.	265,450	21,527,995
Cameron International Corp.*^	118,800	5,717,844
Schlumberger Ltd.	279,700	27,514,089

		54,759,928

Oil, Gas & Consumable Fuels (1.6%)
EOG Resources, Inc.	133,700	11,932,725

Total Energy		66,692,653

Financials (9.6%)
Capital Markets (5.3%)
Franklin Resources, Inc.	178,100	20,379,983
Goldman Sachs Group, Inc.^	73,875	15,886,819
Lehman Brothers Holdings, Inc.	72,000	4,711,680

		40,978,482

Consumer Finance (0.4%)
American Express Co.	56,600	2,944,332

Diversified Financial Services (3.9%)
CME Group, Inc.^	31,630	21,698,180
Moody’s Corp.^	46,100	1,645,770
NYSE Euronext, Inc.	71,100	6,240,447

		29,584,397

Total Financials		73,507,211

Health Care (17.9%)
Biotechnology (5.7%)
Celgene Corp.*^	235,400	10,877,834
Genentech, Inc.*	144,150	9,668,140
Gilead Sciences, Inc.*	506,000	23,281,060

		43,827,034

Health Care Equipment & Supplies (3.4%)
Alcon, Inc.	114,650	16,399,536
Hologic, Inc.*^	138,700	9,520,368

		25,919,904

Health Care Providers & Services (4.2%)
Medco Health Solutions, Inc.*	127,750	12,953,850
WellPoint, Inc.*	213,950	18,769,834

		31,723,684

Pharmaceuticals (4.6%)
Abbott Laboratories	403,100	22,634,065
Merck & Co., Inc.	24,850	1,444,033
Teva Pharmaceutical Industries Ltd. (ADR)^	228,900	10,639,272

		34,717,370

Total Health Care		136,187,992

Industrials (13.3%)
Aerospace & Defense (5.0%)
Boeing Co.	17,200	1,504,312
Honeywell International, Inc.	363,500	22,380,695
Spirit Aerosystems Holdings, Inc., Class A*^	302,900	10,450,050
United Technologies Corp.	46,900	3,589,726

		37,924,783

Construction & Engineering (1.8%)
Fluor Corp.	94,000	13,697,680

Electrical Equipment (2.4%)
ABB Ltd. (ADR)	361,600	10,414,080
Emerson Electric Co.	140,100	7,938,066

		18,352,146

Industrial Conglomerates (1.6%)
McDermott International, Inc.*	42,000	2,479,260
Textron, Inc.	137,500	9,803,750

		12,283,010

Machinery (2.5%)
Deere & Co.	208,650	19,429,488

Total Industrials		101,687,107

Information Technology (33.8%)
Communications Equipment (8.5%)
Cisco Systems, Inc.*	1,152,400	31,195,468
Nokia Oyj (ADR)	373,100	14,323,309
Research In Motion Ltd.*^	171,700	19,470,780

		64,989,557

Computers & Peripherals (10.3%)
Apple, Inc.*	235,860	46,719,149
EMC Corp.*	296,700	5,497,851
Hewlett-Packard Co.	521,250	26,312,700

		78,529,700

Internet Software & Services (6.7%)
Google, Inc., Class A*	73,730	50,982,820

Semiconductors & Semiconductor Equipment (5.0%)
Broadcom Corp., Class A*	477,800	12,489,692
Intel Corp.	364,500	9,717,570
NVIDIA Corp.*	461,050	15,684,921

		37,892,183

Software (3.3%)
Adobe Systems, Inc.*	278,150	11,885,350
Microsoft Corp.^	292,900	10,427,240
Oracle Corp.*	108,000	2,438,640

		24,751,230

Total Information Technology		257,145,490

Materials (4.7%)
Chemicals (4.7%)
Air Products & Chemicals, Inc.	138,100	13,620,803
Monsanto Co.^	198,550	22,176,049

		35,796,852

Total Materials		35,796,852

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Number of Shares	Value (Note 1)
Telecommunication Services (0.8%)
Wireless Telecommunication Services (0.8%)
America Movil S.A.B. de C.V.,
Series L (ADR)^	99,250	$6,092,958

Total Telecommunication Services		6,092,958

Total Common Stocks (98.5%)
(Cost $642,037,358)		750,479,564

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (8.7%)
Beta Finance, Inc.
4.38%, 2/17/09 (l)	$1,999,108	1,999,108
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	63,945,924	63,945,924

Total Short-Term Investments of Cash Collateral for Securities Loaned		65,945,032

Time Deposit (1.9%)
JPMorgan Chase Nassau
3.51%, 1/2/08	14,727,171	14,727,171

Total Short-Term Investments (10.6%)
(Amortized Cost $80,672,203)		80,672,203

Total Investments (109.1%)
(Cost/Amortized Cost $722,709,561)		831,151,767
Other Assets Less Liabilities (-9.1%)		(69,231,901)

Net Assets (100%)		$761,919,866

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$660,938,250
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$843,339,499

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$126,736,907
Aggregate gross unrealized depreciation	(18,991,201)

Net unrealized appreciation	$107,745,706

Federal income tax cost of investments	$723,406,061

At December 31, 2007, the Portfolio had loaned securities with a total value of $63,809,566 This was secured by collateral of $65,945,032 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2007, the Portfolio incurred approximately $6,440 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $407,213,345 of which $44,749,118 expires in the year 2009, $258,581,589 expires in the year 2010, and $103,882,638 expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $79,199,479 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (16.7%)
Asset-Backed Securities (2.0%)
Bayview Financial Acquisition Trust,
Series 05-D AF2
5.402%, 12/28/35 (l)	$7,075,000	$6,982,141
Citifinancial Mortgage Securities, Inc.,
Series 03-1 AFPT
3.360%, 1/25/33 (e)	2,010,967	1,943,954
Credit-Based Asset Servicing and Securitization LLC,
Series 05-CB7 AF2
5.147%, 11/25/35 (e)	2,388,822	2,373,687
DB Master Finance LLC,
Series 06-1 A2
5.779%, 6/20/31 §	2,000,000	1,927,588
Halcyon Securitized Products Investors CDO Ltd.,
Series 07-1A A2
5.879%, 5/13/46 †§(b)(l)	1,280,000	153,600
Home Equity Mortgage Trust,
Series 05-4 A3
4.742%, 1/25/36 (e)	1,851,913	1,790,902
Series 06-1 A2
5.367%, 5/25/36 (e)	2,335,000	1,655,946
IXIS Real Estate Capital Trust,
Series 06-HE3 A2
4.965%, 1/25/37 (l)	10,075,000	9,623,667
Libertas Preferred Funding Ltd.,
Series 07-3A 2
5.893%, 4/9/47 †(b)(l)	7,510,000	751,000
MBNA Credit Card Master Note Trust,
Series 03-A6 A6
2.750%, 10/15/10	4,510,000	4,477,542
Neapolitan Segregated Portfolio,
Series 07-1A I
5.845%, 3/30/46 †(b)(l)	2,695,000	539,000
Option One Mortgage Loan Trust,
Series 06-3 M1
5.095%, 2/25/37 (l)	2,915,000	1,672,956
Series 07-2 M1
5.225%, 3/25/37 (l)	3,660,000	2,058,518
Petra CRE CDO Ltd.,
Series 07-1AC
5.965%, 2/25/47 †§(l)	3,300,000	2,881,827
Residential Asset Securities Corp.,
Series 03-KS3 A2
5.465%, 5/25/33 (l)	267,577	262,943
Residential Funding Mortgage Securities II, Inc.,
Series 05-HI2 A3
4.460%, 5/25/35	2,133,493	2,118,614

		41,213,885

Non-Agency CMO(14.7%)
Banc of America Commercial Mortgage, Inc.,
Series 01-PB1 A2
5.787%, 5/11/35	5,103,497	5,256,246
Series 04-3 A5
5.316%, 6/10/39 (l)	6,965,000	7,164,788
Series 04-4 A3
4.128%, 7/10/42	6,190,000	6,140,020
Series 04-6 A2
4.161%, 12/10/42	8,270,000	8,207,395
Bear Stearns Alt-A Trust,
Series 06-1 22A1
5.400%, 2/25/36	8,478,086	8,375,124
Series 06-3 22A1
6.218%, 5/25/36(l)	3,781,089	3,777,872
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 02-TOP6 A2
6.460%, 10/15/36	13,190,000	13,950,149
Series 05-PWR7 A3
5.116%, 2/11/41 (l)	19,680,000	19,299,603
Series 06-PW11 A4
5.457%, 3/11/39 (l)	6,770,000	6,870,909
Series 06-PW12 A4
5.711%, 9/11/38 (l)	4,125,000	4,260,636
Citigroup Mortgage Loan Trust, Inc.,
Series 05-2 1A4
5.110%, 5/25/35 (l)	7,868,228	7,826,025
Series 06-AR1 3A1
5.500%, 3/25/36 (l)	11,490,630	11,471,344
Credit Suisse Mortgage Capital Certificates,
Series 06-C3 A3
5.827%, 6/15/38 (l)	3,775,000	3,921,756
Series 06-C4 A3
5.467%, 9/15/39	11,725,000	11,816,617
CS First Boston Mortgage Securities Corp.,
Series 03-CK2 A2
3.861%, 3/15/36	3,896,953	3,865,653
Series 04-C1 A4
4.750%, 1/15/37 (l)	3,280,000	3,242,078
Deutsche Mortgage Securities, Inc.,
Series 05-WF1 1A1
5.084%, 6/26/35 §(l)	4,969,209	4,934,918
GE Capital Commercial Mortgage Corp.,
Series 05-C3 A3FX
4.863%, 7/10/45	7,710,000	7,678,818
Greenwich Capital Commercial Funding Corp.,
Series 03-C1 A4
4.111%, 7/5/35	6,385,000	6,153,249
Series 03-C2 A3
4.533%, 1/5/36	8,390,000	8,349,593
Series 05-GG3 A2
4.305%, 8/10/42	9,040,000	8,927,847
Indymac Index Mortgage Loan Trust,
Series 06-AR7 4A1
6.228%, 5/25/36 (l)	4,860,562	4,806,291
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 05-CB11 A4
5.335%, 8/12/37 (l)	5,860,000	5,803,231
Series 05-LDP3 A2
4.851%, 8/15/42	6,780,000	6,744,228
Series 05-LDP4 A2
4.790%, 10/15/42	5,590,000	5,552,566
Series 06-CB14 A4
5.481%, 12/12/44 (l)	3,790,000	3,833,830
Series 06-CB15 A4
5.814%, 6/12/43 (l)	5,940,000	6,140,740
LB-UBS Commercial Mortgage Trust,
Series 03-C3 A4
4.166%, 5/15/32	9,370,000	9,041,930
Series 04-C2 A4
4.367%, 3/15/36	2,885,000	2,795,107
Series 04-C4 A4
5.126%, 6/15/29 (l)	2,985,000	3,066,608
Series 04-C8 A2
4.201%, 12/15/29	6,525,000	6,481,783
Series 05-C1 A4
4.742%, 2/15/30	5,930,000	5,691,076
Series 05-C7 A4
5.197%, 11/15/30 (l)	6,090,000	6,014,419

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Series 06-C3 A4
5.661%, 3/15/39 (l)	$10,365,000	$10,615,442
Series 06-C6 A4
5.372%, 9/15/39	11,165,000	11,203,461
Lehman XS Trust,
Series 07-4N M1
5.315%, 3/25/47 (l)	10,880,000	8,836,196
Merrill Lynch Mortgage Investors, Inc.,
Series 05-A8 A1C1
5.250%, 8/25/36 (l)	5,337,200	5,312,054
Merrill Lynch Mortgage Trust,
Series 05-CKI1 A6
5.244%, 11/12/37 (l)	2,575,000	2,566,673
Series 05-MKB2 A2
4.806%, 9/12/42	11,020,000	10,975,226
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 06-2 A4
5.909%, 6/12/46 (l)	805,000	840,181
Morgan Stanley Capital I,
Series 05-T17 A5
4.780%, 12/13/41	9,300,000	8,940,983
Residential Funding Mortgage Securities I, Inc.,
Series 05-SA3 3A
5.235%, 8/25/35 (l)	6,154,466	6,116,289
WaMu Mortgage Pass-Through Certificates,
Series 07-OA1 A1A
5.488%, 2/25/47 (l)	8,647,557	8,072,167

		300,941,121

Total Asset-Backed and Mortgage-Backed Securities		342,155,006

Consumer Discretionary (2.4%)
Automobiles (0.3%)
Daimler Finance N.A. LLC
4.875%, 6/15/10	1,970,000	1,961,245
7.750%, 1/18/11	2,965,000	3,186,023

		5,147,268

Hotels, Restaurants & Leisure (0.4%)
Starwood Hotels & Resorts Worldwide, Inc.
7.875%, 5/1/12^	3,969,000	4,217,472
7.375%, 11/15/15	3,799,000	3,921,981

		8,139,453

Household Durables (0.2%)
Centex Corp.
5.450%, 8/15/12	5,625,000	4,947,508

Media (1.5%)
BSkyB Finance UK plc
5.625%, 10/15/15 §	3,910,000	3,847,108
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	2,905,000	3,694,123
Comcast Cable Communications LLC
6.200%, 11/15/08	1,172,000	1,181,537
6.875%, 6/15/09	3,930,000	4,042,284
Comcast Corp.
5.500%, 3/15/11	4,290,000	4,330,999
5.300%, 1/15/14	3,365,000	3,299,729
News America, Inc.
6.550%, 3/15/33^	2,310,000	2,307,454
Time Warner Entertainment Co. LP
8.375%, 3/15/23	5,360,000	6,313,517
WPP Finance UK Corp.
5.875%, 6/15/14	2,445,000	2,602,079

		31,618,830

Total Consumer Discretionary		49,853,059

Consumer Staples (2.3%)
Food & Staples Retailing (0.2%)
Kroger Co.
6.800%, 12/15/18	1,650,000	1,754,745
Safeway, Inc.
4.125%, 11/1/08	1,496,000	1,479,914

		3,234,659

Food Products (1.4%)
Bunge Ltd. Finance Corp.
5.100%, 7/15/15	2,355,000	2,230,493
Cadbury Schweppes U.S. Finance LLC
5.125%, 10/1/13 §	5,675,000	5,671,686
ConAgra Foods, Inc.
7.875%, 9/15/10	1,587,000	1,703,410
Kraft Foods, Inc.
4.125%, 11/12/09	9,040,000	8,962,021
5.250%, 10/1/13	4,695,000	4,615,913
Tyson Foods, Inc.
6.850%, 4/1/16	5,210,000	5,346,267

		28,529,790

Tobacco (0.7%)
Altria Group, Inc.
7.750%, 1/15/27^	3,570,000	4,599,549
Reynolds American, Inc.
7.250%, 6/1/13	5,135,000	5,431,464
7.625%, 6/1/16	5,030,000	5,346,870

		15,377,883

Total Consumer Staples		47,142,332

Energy (1.6%)
Oil, Gas & Consumable Fuels (1.6%)
ConocoPhillips
6.375%, 3/30/09	2,231,000	2,280,263
Enterprise Products Operating LP,
Series B
5.600%, 10/15/14	2,145,000	2,140,697
Gaz Capital S.A. (Gazprom OAO)
6.212%, 11/22/16^(m)	10,935,000	10,609,137
Hess Corp.
7.875%, 10/1/29	3,815,000	4,515,491
StatoilHydro ASA
6.360%, 1/15/09	1,534,000	1,558,291
TransCanada Pipelines Ltd.
6.350%, 5/15/67 (l)	5,625,000	5,272,200
Valero Energy Corp.
6.875%, 4/15/12	4,135,000	4,412,264
Williams Cos., Inc.
7.125%, 9/1/11^	2,750,000	2,904,688

Total Energy		33,693,031

Financials (14.0%)
Capital Markets (2.8%)
Bear Stearns Cos., Inc.
7.625%, 12/7/09	5,006,000	5,146,043
5.550%, 1/22/17^	5,680,000	5,090,490
Deutsche Bank AG/London
5.000%, 10/12/10	5,085,000	5,187,514
Goldman Sachs Group, Inc.
3.875%, 1/15/09	4,298,000	4,253,980
4.750%, 7/15/13	3,590,000	3,516,380
5.125%, 1/15/15	2,490,000	2,446,051
JP Morgan & Co., Inc.
6.250%, 1/15/09^	4,620,000	4,675,782
Lehman Brothers Holdings, Inc.
7.875%, 11/1/09	2,161,000	2,252,300
4.800%, 3/13/14	1,447,000	1,346,718
5.750%, 1/3/17	1,921,000	1,845,399

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount		Value (Note 1)
6.500%, 7/19/17		$1,787,000	$1,808,188
Merrill Lynch & Co., Inc.
4.125%, 1/15/09		1,533,000	1,513,022
4.125%, 9/10/09		1,905,000	1,874,448
6.000%, 2/17/09		1,602,000	1,615,080
6.050%, 5/16/16		1,928,000	1,894,397
Morgan Stanley
5.050%, 1/21/11		5,270,000	5,269,410
6.750%, 4/15/11		4,975,000	5,214,506
UBS Preferred Funding Trust I
8.622%, 10/29/49(l)		3,535,000	3,809,228

			58,758,936

Commercial Banks (5.3%)
American Express Centurion Bank
4.375%, 7/30/09		3,079,000	3,065,526
Bank of Tokyo-Mitsubishi UFJ Ltd./New York
7.400%, 6/15/11^		975,000	1,054,504
Barclays Bank plc
8.550%, 9/29/49 §(l)		4,180,000	4,402,773
Huntington National Bank
4.375%, 1/15/10		3,135,000	3,116,140
Key Bank N.A.
7.000%, 2/1/11		3,780,000	4,031,741
Korea Development Bank
4.625%, 9/16/10		3,000,000	2,974,317
Kreditanstalt fuer Wiederaufbau
1.750%, 3/23/10^	JPY	4,940,000,000	45,114,628
5.125%, 3/14/16		$3,435,000	3,596,373
Landwirtschaftliche Rentenbank
5.125%, 2/1/17		3,315,000	3,471,882
Marshall & Ilsley Corp.
4.375%, 8/1/09		4,103,000	4,063,242
5.626%, 8/17/09		2,454,000	2,478,405
National City Bank/Ohio
6.200%, 12/15/11		5,090,000	5,224,956
National City Bank/Pennsylvania
6.250%, 3/15/11		5,110,000	5,254,715
Resona Bank Ltd.
5.850%, 9/29/49 §(l)		860,000	799,501
Royal Bank Of Scotland Group plc
6.400%, 4/1/09		3,401,000	3,462,993
SouthTrust Corp.
5.800%, 6/15/14		3,990,000	4,120,270
U.S. Bancorp
5.300%, 4/28/09		5,130,000	5,181,408
Wachovia Bank N.A./North Carolina
5.625%, 12/15/08		1,596,000	1,592,899
Wachovia Capital Trust III
5.800%, 12/31/49 (l)		3,395,000	3,033,602
Zions Bancorp
5.500%, 11/16/15		2,390,000	2,241,337

			108,281,212

Consumer Finance (1.8%)
American Express Co.
4.750%, 6/17/09		2,333,000	2,333,697
American General Finance Corp.
4.625%, 5/15/09		7,590,000	7,569,598
5.375%, 9/1/09		2,050,000	2,080,359
Capital One Bank
4.250%, 12/1/08		2,033,000	1,989,404
5.000%, 6/15/09		5,255,000	5,206,654
6.500%, 6/13/13		3,160,000	3,099,631
Capital One Financial Corp.
5.500%, 6/1/15^		661,000	609,686
6.750%, 9/15/17		468,000	448,869
HSBC Finance Corp.
4.125%, 12/15/08		1,875,000	1,857,831
7.000%, 5/15/12		2,850,000	2,986,122
International Lease Finance Corp.
6.375%, 3/15/09		5,150,000	5,208,226
SLM Corp.
5.375%, 5/15/14		4,200,000	3,734,107

			37,124,184

Diversified Financial Services (2.4%)
Allstate Life Global Funding Trusts
4.500%, 5/29/09		2,268,000	2,275,117
Bank of America Corp.
3.375%, 2/17/09		2,380,000	2,349,193
Caterpillar Financial Services Corp.
4.500%, 6/15/09		2,727,000	2,727,990
CIT Group, Inc.
3.375%, 4/1/09^		4,485,000	4,321,715
5.125%, 9/30/14		2,190,000	1,929,105
5.850%, 9/15/16		5,215,000	4,604,224
Citicorp
6.375%, 11/15/08		984,000	997,354
Citigroup, Inc.
3.625%, 2/9/09		5,340,000	5,268,417
Countrywide Home Loans, Inc.
4.000%, 3/22/11		105,000	75,816
Eksportfinans A/S
5.500%, 5/25/16		4,910,000	5,202,597
General Electric Capital Corp.
4.375%, 11/21/11		3,800,000	3,770,136
6.750%, 3/15/32		1,230,000	1,396,521
JP Morgan Chase Capital XXV
6.800%, 10/1/37		882,000	848,017
JPMorgan Chase & Co.
6.750%, 2/1/11		6,680,000	7,013,953
MUFG Capital Finance 1 Ltd.
6.346%, 7/29/49 (l)		1,690,000	1,600,657
Resona Preferred Global Securities Cayman Ltd.
7.191%, 12/29/49 §(l)		1,590,000	1,577,659
UFJ Finance Aruba AEC
6.750%, 7/15/13		2,520,000	2,737,652

			48,696,123

Insurance (0.6%)
Allstate Corp.
6.125%, 5/15/37^ (l)		5,135,000	4,954,340
Assurant, Inc.
5.625%, 2/15/14		1,645,000	1,609,751
Liberty Mutual Group, Inc.
5.750%, 3/15/14^§		2,795,000	2,846,476
XL Capital Ltd.
5.250%, 9/15/14^		2,450,000	2,382,439

			11,793,006

Real Estate Investment Trusts (REITs) (0.5%)
iStar Financial, Inc. (REIT)
5.650%, 9/15/11		3,210,000	2,868,530
5.150%, 3/1/12^		2,645,000	2,285,854
Simon Property Group LP
5.000%, 3/1/12		5,220,000	5,091,645

			10,246,029

Specialized Finance (0.1%)
Toll Brothers Finance Corp.
6.875%, 11/15/12		2,005,000	1,958,424
5.150%, 5/15/15^		550,000	499,103

			2,457,527

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount		Value (Note 1)
Thrifts & Mortgage Finance (0.5%)
Countrywide Financial Corp.
5.800%, 6/7/12		$2,306,000	$1,684,531
6.250%, 5/15/16^		4,282,000	2,464,582
Washington Mutual, Inc.
4.000%, 1/15/09		5,270,000	4,962,479
4.200%, 1/15/10		439,000	392,186

			9,503,778

Total Financials			286,860,795

Government Securities (47.5%)
Foreign Governments (7.4%)
Development Bank of Japan
1.750%, 6/21/10^	JPY	7,375,000,000	67,506,848
Republic of South Africa
5.875%, 5/30/22		$10,895,000	11,073,896
Russian Federation
7.500%, 3/31/30 (m) (e)		28,422,900	32,561,274
United Mexican States
8.000%, 12/19/13	MXN	446,645,000	40,906,548

			152,048,566

Supranational (1.1%)
Asia Development Bank
5.500%, 6/27/16		$4,590,000	4,946,138
European Investment Bank
4.875%, 2/15/36		2,420,000	2,380,927
Inter-American Development Bank
5.125%, 9/13/16^		5,140,000	5,404,026
International Bank for Reconstruction & Development
9.250%, 7/15/17		2,880,000	3,858,659
Nordic Investment Bank
5.000%, 2/1/17^		5,135,000	5,326,715

			21,916,465

U.S. Government Agencies (31.8%)
Federal Home Loan Bank
5.000%, 11/17/17^		78,330,000	81,215,442
Federal Home Loan Mortgage Corp.
5.125%, 11/17/17		77,890,000	81,273,620
5.500%, 7/1/35		8,122,752	8,129,187
4.500%, 8/1/35		9,027,053	8,537,808
4.500%, 9/1/35		8,033,692	7,598,284
4.500%, 10/1/35		25,928,070	24,522,833
6.000%, 9/1/36		19,304	19,594
6.000%, 10/1/36		458,290	465,181
6.000%, 11/1/36		352,198	358,509
5.787%, 12/1/36 (l)		8,418,087	8,549,102
5.850%, 12/1/36 (l)		10,976,132	11,170,931
7.000%, 2/1/37		23,660,472	24,592,465
6.053%, 4/1/37 (l)		9,672,819	9,833,514
6.000%, 8/1/37		298,379	302,835
6.032%, 10/1/37 (l)		10,548,015	10,721,159
Federal National Mortgage Association
9.000%, 8/1/26		5,513	6,006
5.500%, 4/1/33		12,678,204	12,687,605
5.500%, 7/1/33		15,671,137	15,682,757
5.000%, 11/1/33		11,886,331	11,615,370
5.500%, 4/1/34		7,003,705	7,008,898
5.500%, 5/1/34		4,212,046	4,215,169
5.500%, 11/1/34		20,878,562	20,879,715
5.500%, 2/1/35		34,236,907	34,262,294
6.000%, 4/1/35		18,002,571	18,317,442
4.500%, 8/1/35		25,016,274	23,689,621
4.500%, 9/1/35		23,290,874	22,066,296
5.000%, 2/1/36		51,904,415	50,672,851
5.799%, 3/1/36 (l)		9,042,593	9,243,399
5.000%, 7/1/36		8,995,983	8,787,414
6.500%, 9/1/36		76,127,492	78,262,300
5.979%, 11/1/36 (l)		9,196,325	9,390,800
6.025%, 11/1/36 (l)		3,802,368	3,872,241
5.648%, 1/1/37 (l)		8,887,486	9,027,962
5.925%, 2/1/37 (l)		15,766,578	16,025,574
6.027%, 2/1/37 (l)		9,806,130	9,961,334
6.087%, 3/1/37 (l)		10,556,878	10,785,656
6.000%, 7/1/37		26,226	26,634
6.000%, 8/1/37		342,385	347,712
Government National Mortgage Association
8.500%, 10/15/17		2,817	3,037
8.500%, 11/15/17		9,992	10,771
8.000%, 7/15/26		703	760

			654,140,082

U.S. Treasuries (7.2%)
U.S. Treasury Bonds
8.750%, 5/15/17^		1,663,000	2,262,460
4.500%, 2/15/36^		114,955,000	115,538,741
U.S. Treasury Notes
4.250%, 11/15/17^		29,075,000	29,581,545

			147,382,746

Total Government Securities			975,487,859

Health Care (1.5%)
Health Care Equipment & Supplies (0.2%)
Baxter FinCo B.V.
4.750%, 10/15/10		4,556,000	4,579,486

Health Care Providers & Services (0.6%)
UnitedHealth Group, Inc.
4.125%, 8/15/09		1,930,000	1,918,553
5.250%, 3/15/11		5,220,000	5,278,396
WellPoint, Inc.
4.250%, 12/15/09		5,276,000	5,214,756

			12,411,705

Life Sciences Tools & Services (0.4%)
Fisher Scientific International, Inc.
6.750%, 8/15/14		1,747,000	1,790,602
6.125%, 7/1/15		5,351,000	5,315,325

			7,105,927

Pharmaceuticals (0.3%)
Abbott Laboratories
3.500%, 2/17/09		2,557,000	2,523,465
Wyeth
5.500%, 2/1/14		3,187,000	3,236,924

			5,760,389

Total Health Care			29,857,507

Industrials (0.9%)
Commercial Services & Supplies (0.2%)
R.R. Donnelley & Sons Co.
4.950%, 4/1/14^		1,315,000	1,239,782
Waste Management, Inc.
6.875%, 5/15/09		3,550,000	3,644,661

			4,884,443

Industrial Conglomerates (0.5%)
Hutchison Whampoa International Ltd.
7.450%, 11/24/33^§		3,445,000	3,928,909
Textron, Inc.
6.375%, 11/15/08		2,085,000	2,115,604
Tyco International Group S.A.
6.000%, 11/15/13		2,865,000	2,944,761

			8,989,274

Machinery (0.1%)
Illinois Tool Works, Inc.
5.750%, 3/1/09		2,097,000	2,132,351

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Road & Rail (0.1%)
Norfolk Southern Corp.
6.200%, 4/15/09	$2,125,000	$2,169,765

Total Industrials		18,175,833

Information Technology (1.0%)
Communications Equipment (0.2%)
Motorola, Inc.
7.625%, 11/15/10	402,000	430,595
7.500%, 5/15/25	475,000	505,418
6.500%, 9/1/25	2,980,000	2,893,902

		3,829,915

Computers & Peripherals (0.2%)
International Business Machines Corp.
5.375%, 2/1/09^	2,278,000	2,310,232
4.375%, 6/1/09	1,215,000	1,226,112

		3,536,344

IT Services (0.4%)
Electronic Data Systems Corp.
7.450%, 10/15/29	2,215,000	2,272,607
Series B
6.500%, 8/1/13	6,379,000	6,450,158

		8,722,765

Office Electronics (0.2%)
Xerox Corp.
9.750%, 1/15/09	3,542,000	3,702,846
7.625%, 6/15/13	980,000	1,022,669

		4,725,515

Total Information Technology		20,814,539

Materials (0.8%)
Chemicals (0.1%)
Dow Chemical Co.
7.375%, 11/1/29	360,000	395,969
Lubrizol Corp.
4.625%, 10/1/09	1,955,000	1,963,316

		2,359,285

Containers & Packaging (0.1%)
Packaging Corp. of America
5.750%, 8/1/13	2,675,000	2,733,807

Metals & Mining (0.1%)
Ispat Inland ULC
9.750%, 4/1/14	1,695,000	1,836,472

Paper & Forest Products (0.5%)
Celulosa Arauco y Constitucion S.A.
8.625%, 8/15/10	1,204,000	1,314,377
International Paper Co.
5.300%, 4/1/15	4,415,000	4,309,093
Westvaco Corp.
8.200%, 1/15/30	1,130,000	1,208,171
Weyerhaeuser Co.
5.950%, 11/1/08	2,805,000	2,827,734

		9,659,375

Total Materials		16,588,939

Telecommunication Services (4.4%)
Diversified Telecommunication Services (3.6%)
AT&T Corp.
8.000%, 11/15/31	500,000	614,037
AT&T, Inc.
4.125%, 9/15/09	2,570,000	2,553,657
British Telecommunications plc
8.625%, 12/15/10	7,320,000	8,032,595
Embarq Corp.
6.738%, 6/1/13	435,000	449,954
7.082%, 6/1/16	8,570,000	8,830,365
Pacific Bell
6.625%, 10/15/34	6,570,000	6,555,789
Qwest Corp.
7.875%, 9/1/11^	5,140,000	5,345,600
8.875%, 3/15/12	3,815,000	4,082,050
Sprint Capital Corp.
7.625%, 1/30/11	3,205,000	3,339,927
8.375%, 3/15/12	8,920,000	9,660,574
8.750%, 3/15/32	1,784,000	2,010,921
Telecom Italia Capital S.A.
4.000%, 11/15/08	2,195,000	2,166,656
4.000%, 1/15/10^	8,010,000	7,845,266
6.375%, 11/15/33	900,000	901,386
Telefonos de Mexico S.A.B. de C.V.
4.500%, 11/19/08	4,705,000	4,681,946
Verizon Communications, Inc.
4.900%, 9/15/15	2,670,000	2,597,464
Verizon New Jersey, Inc.,
Series A
5.875%, 1/17/12	3,230,000	3,326,248

		72,994,435

Wireless Telecommunication Services (0.8%)
New Cingular Wireless Services, Inc.
7.875%, 3/1/11	4,080,000	4,418,501
8.750%, 3/1/31	2,405,000	3,116,839
Vodafone Group plc
7.750%, 2/15/10	4,910,000	5,179,505
5.500%, 6/15/11	4,485,000	4,532,591

		17,247,436

Total Telecommunication Services		90,241,871

Utilities (1.9%)
Electric Utilities (1.6%)
Carolina Power & Light Co.
6.500%, 7/15/12	4,940,000	5,257,766
Consumers Energy Co.,
Series C
4.250%, 4/15/08	1,955,000	1,948,433
Exelon Corp.
6.750%, 5/1/11	2,190,000	2,288,889
FirstEnergy Corp.,
Series B
6.450%, 11/15/11	2,195,000	2,266,592
Series C
7.375%, 11/15/31	2,415,000	2,649,830
FPL Group Capital Corp.
5.625%, 9/1/11	3,435,000	3,517,351
MidAmerican Energy Holdings Co.
5.875%, 10/1/12	2,760,000	2,860,704
Pacific Gas & Electric Co.
4.800%, 3/1/14	5,440,000	5,288,833
Progress Energy, Inc.
7.100%, 3/1/11	1,571,000	1,671,849
Public Service Co. of Colorado
7.875%, 10/1/12	1,925,000	2,160,248
SPI Electricity & Gas Australia Holdings Pty Ltd.
6.150%, 11/15/13 §	3,950,000	4,030,521

		33,941,016

Multi-Utilities (0.3%)
DCP Midstream LLC
7.875%, 8/16/10	1,340,000	1,437,430
NiSource Finance Corp.
7.875%, 11/15/10	2,205,000	2,339,108

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Wisconsin Energy Corp.
6.250%, 5/15/67 (l)	$2,550,000	$2,364,822

		6,141,360

Total Utilities		40,082,376

Total Long-Term Debt Securities (95.0%)
(Cost $1,954,732,470)		1,950,953,147

	Number of Shares
PREFERRED STOCKS:
Financials (0.2%)
Thrifts & Mortgage Finance (0.2%)
Fannie Mae
8.250%	112,375	2,893,656
Freddie Mac
8.375%	74,725	1,954,059

Total Preferred Stocks (0.2%)
(Cost $4,677,500)		4,847,715

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Security (0.3%)
Federal Home Loan Bank
2.38%, 1/2/08 (o)(p)	$5,700,000	5,699,248

Short-Term Investments of Cash Collateral for Securities Loaned (16.3%)
Banco de Sabadell S.A.
5.19%, 4/23/09 (l)	10,000,000	10,000,000
Bear Stearns Cos., Inc.
5.63%, 3/31/08 (l)	5,000,000	5,000,000
Beta Finance, Inc.
4.37%, 5/11/09	9,999,436	9,999,436
BNP Paribas N.Y.
4.35%, 2/22/08 (l)	14,000,000	14,000,000
Calyon/New York
4.41%, 7/2/10 (l)	4,997,430	4,997,430
Comerica Bank
5.27%, 1/12/09 (l)	9,002,566	9,002,566
Credit Suisse (USA) LLC, Repurchase Agreement
4.69%, 1/2/08 (r)	20,000,000	20,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.59%, 1/2/08 (r)	20,000,000	20,000,000
4.75%, 1/2/08 (r)	142,953,249	142,953,249
Five Finance, Inc.
4.38%, 6/19/08 (l)	9,999,040	9,999,040
Goldman Sachs Group, Inc.
4.60%, 12/23/08 (l)	5,501,049	5,501,049
4.41%, 3/27/09 (l)	5,000,000	5,000,000
Merrill Lynch & Co., Inc.
5.30%, 5/8/09 (l)	7,000,000	7,000,000
Monumental Global Funding II
4.36%, 4/25/08 (l)	11,000,000	11,000,000
New York Life Global Funding
4.88%, 3/30/09 (l)	5,000,000	5,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
4.65%, 1/2/08 (r)	20,000,000	20,000,000
Pricoa Global Funding I
4.40%, 6/25/10 (l)	4,998,751	4,998,751
SLM Corp.
5.08%, 12/15/08 (l)	8,253,855	8,253,855
Tango Finance Corp.
4.38%, 6/25/09 (l)	4,997,287	4,997,287
Wachovia Bank N.A.
4.37%, 6/27/08 (l)	11,999,422	11,999,422
Wells Fargo & Co.
4.62%, 2/2/09 (l)	5,000,000	5,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		334,702,085

Time Deposit (0.1%)
JPMorgan Chase Nassau
3.51%, 1/2/08	1,905,297	1,905,297

Total Short-Term Investments (16.7%)
(Cost/Amortized Cost $342,307,006)		342,306,630

Total Investments (111.9%)
(Cost/Amortized Cost $2,301,716,976)		2,298,107,492
Other Assets Less Liabilities (-11.9%)		(244,671,440)

Net Assets (100%)		$2,053,436,052

^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $4,325,427 or 0.21% of net assets) valued at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2007, the market value of these securities amounted to $36,848,966 or 1.79% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(m)	Regulation S is an exemption for securities offering that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2007.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

CMO	—	Collateralized Mortgage Obligation
JPY	—	Japanese Yen
MXN	—	Mexican Peso

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

At December 31, 2007 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
Swedish Krona, expiring 1/17/08	160,485	$24,543,088	$24,834,135	$291,047

Foreign Currency Sell Contracts
Japanese Yen, expiring 1/8/08	12,622,330	$115,232,432	$113,051,660	$2,180,772
Mexican Peso, expiring 1/28/08	457,504	41,670,827	41,843,757	(172,930)
Swedish Krona, expiring 1/17/08	160,485	25,059,305	24,834,135	225,170

				$2,233,012

				$2,524,059

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,968,648,176
Long-term U.S. Treasury securities	492,139,790

$3,460,787,966

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$3,031,061,257
Long-term U.S. Treasury securities	554,507,179

$3,585,568,436

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,462,080
Aggregate gross unrealized depreciation	(28,051,098)

Net unrealized depreciation	$(4,589,018)

Federal income tax cost of investments	$2,302,696,510

At December 31, 2007, the Portfolio had loaned securities with a total value of $393,248,280. This was secured by collateral of $334,702,085 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $65,238,064 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $20,587,041 of which $395,663 expires in the year 2013 and $20,191,378 expires in the year 2014.

The Portfolio utilized capital loss carryforward of $839,244 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (15.8%)
Distributors (1.9%)
LKQ Corp.*^	1,172,300	$24,641,746

Diversified Consumer Services (1.5%)
Strayer Education, Inc.^	115,200	19,650,816

Hotels, Restaurants & Leisure (5.6%)
Chipotle Mexican Grill, Inc., Class A*^	65,500	9,633,085
Gaylord Entertainment Co.*^	261,000	10,562,670
Life Time Fitness, Inc.*^	403,900	20,065,752
Orient-Express Hotels Ltd.^	255,900	14,719,368
Red Robin Gourmet Burgers, Inc.*^	427,900	13,688,521
Sonic Corp.*^	249,100	5,455,290

		74,124,686

Internet & Catalog Retail (0.7%)
Netflix, Inc.*^	337,500	8,984,250

Media (1.3%)
National CineMedia, Inc.^	692,100	17,447,841

Specialty Retail (2.8%)
Dick’s Sporting Goods, Inc.*^	623,000	17,294,480
GameStop Corp., Class A*	319,300	19,831,723

		37,126,203

Textiles, Apparel & Luxury Goods (2.0%)
Lululemon Athletica, Inc.*^	288,000	13,642,560
Under Armour, Inc., Class A*^	209,300	9,140,131
Volcom, Inc.*^	141,100	3,108,433

		25,891,124

Total Consumer Discretionary		207,866,666

Energy (10.5%)
Energy Equipment & Services (5.3%)
Complete Production Services, Inc.*^	700,800	12,593,376
Dril-Quip, Inc.*	309,300	17,215,638
Grant Prideco, Inc.*	335,300	18,612,503
Oceaneering International, Inc.*	124,400	8,378,340
Superior Energy Services, Inc.*	383,300	13,193,186

		69,993,043

Oil, Gas & Consumable Fuels (5.2%)
Bill Barrett Corp.*^	439,390	18,397,259
Forest Oil Corp.*	251,300	12,776,092
Newfield Exploration Co.*	291,100	15,340,970
Penn Virginia Corp.	193,300	8,433,679
Range Resources Corp.	262,500	13,482,000

		68,430,000

Total Energy		138,423,043

Financials (6.7%)
Capital Markets (5.9%)
Affiliated Managers Group, Inc.*^	126,200	14,823,452
Greenhill & Co., Inc.^	248,300	16,506,984
Lazard Ltd., Class A^	393,200	15,995,376
MF Global Ltd.*	476,800	15,004,896
optionsXpress Holdings, Inc.^	443,390	14,995,450

		77,326,158

Commercial Banks (0.7%)
Boston Private Financial Holdings, Inc.^	26,600	720,328
Western Alliance Bancorp*^	412,300	7,738,871

		8,459,199

Diversified Financial Services (0.1%)
Primus Guaranty Ltd.*^	236,590	1,658,496

Total Financials		87,443,853

Health Care (18.7%)
Biotechnology (2.3%)
Alexion Pharmaceuticals, Inc.*^	202,800	15,216,084
OSI Pharmaceuticals, Inc.*^	156,400	7,586,964
Pharmion Corp.*^	100,300	6,304,858
Savient Pharmaceuticals, Inc.*^	44,700	1,026,759

		30,134,665

Health Care Equipment & Supplies (8.0%)
ArthroCare Corp.*^	316,340	15,200,137
Hansen Medical, Inc.*^	508,600	15,227,484
Hologic, Inc.*^	349,400	23,982,816
Masimo Corp.*^	96,400	3,802,980
Meridian Bioscience, Inc.^	614,950	18,497,696
NuVasive, Inc.*^	342,800	13,547,456
TomoTherapy, Inc.*^	782,500	15,305,700

		105,564,269

Health Care Providers & Services (1.7%)
HealthExtras, Inc.*^	468,900	12,228,912
Psychiatric Solutions, Inc.*^	291,000	9,457,500

		21,686,412

Health Care Technology (1.6%)
MedAssets, Inc.*^	240,100	5,747,994
TriZetto Group, Inc.*^	873,100	15,165,747

		20,913,741

Life Sciences Tools & Services (3.7%)
AMAG Pharmaceuticals, Inc.*^	228,400	13,733,692
ICON plc (ADR)*	309,600	19,151,856
Ventana Medical Systems, Inc.*^	94,430	8,237,129
WuXi PharmaTech Cayman, Inc. (ADR)*^	267,300	7,815,852

		48,938,529

Pharmaceuticals (1.4%)
Auxilium Pharmaceuticals, Inc.*^	39,200	1,175,608
Jazz Pharmaceuticals, Inc.*^	240,300	3,532,410
MGI Pharma, Inc.*	243,900	9,885,267
XenoPort, Inc.*	71,000	3,967,480

		18,560,765

Total Health Care		245,798,381

Industrials (18.7%)
Aerospace & Defense (1.5%)
Hexcel Corp.*^	806,400	19,579,392

Commercial Services & Supplies (2.5%)
Duff & Phelps Corp., Class A*	163,500	3,217,680
Knoll, Inc.^	641,500	10,539,845
Stericycle, Inc.*	330,080	19,606,752

		33,364,277

Construction & Engineering (1.7%)
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	149,700	9,047,868
Granite Construction, Inc.^	380,200	13,755,636

		22,803,504

Electrical Equipment (3.8%)
Ametek, Inc.	515,050	24,124,942
Baldor Electric Co.^	531,200	17,880,192
EnerSys*	308,300	7,695,168

		49,700,302

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Machinery (7.9%)
Astec Industries, Inc.*^	352,000	$13,090,880
Bucyrus International, Inc., Class A^	32,900	3,269,931
Chart Industries, Inc.*^	296,100	9,149,490
IDEX Corp.^	550,150	19,876,919
Joy Global, Inc.	314,800	20,720,136
Kaydon Corp.^	243,300	13,269,582
Lincoln Electric Holdings, Inc.	304,000	21,638,720
Valmont Industries, Inc.^	35,300	3,145,936

		104,161,594

Trading Companies & Distributors (1.3%)
MSC Industrial Direct Co.^	412,600	16,697,922

Total Industrials		246,306,991

Information Technology (24.7%)
Communications Equipment (3.1%)
Foundry Networks, Inc.*^	1,261,600	22,103,232
NETGEAR, Inc.*^	518,700	18,502,029

		40,605,261

Computers & Peripherals (0.8%)
Synaptics, Inc.*^	241,500	9,940,140

Electronic Equipment & Instruments (1.8%)
Amphenol Corp., Class A	499,340	23,154,396

Internet Software & Services (5.3%)
comScore, Inc.*^	338,100	11,032,203
DealerTrack Holdings, Inc.*^	606,300	20,292,861
Omniture, Inc.*^	366,600	12,204,114
VistaPrint Ltd.*^	613,310	26,280,333

		69,809,511

IT Services (2.1%)
Iron Mountain, Inc.*^	555,257	20,555,614
VeriFone Holdings, Inc.*^	310,100	7,209,825

		27,765,439

Semiconductors & Semiconductor Equipment (5.1%)
FormFactor, Inc.*^	292,900	9,694,990
Hittite Microwave Corp.*^	456,500	21,802,440
Integrated Device Technology, Inc.*	506,600	5,729,646
Intersil Corp., Class A	26,846	657,190
Microsemi Corp.*^	715,300	15,836,742
ON Semiconductor Corp.*^	1,546,170	13,729,990

		67,450,998

Software (6.5%)
Activision, Inc.*	655,377	19,464,697
Commvault Systems, Inc.*^	844,300	17,882,274
Informatica Corp.*^	1,054,800	19,007,496
Quest Software, Inc.*^	332,540	6,132,038
SuccessFactors, Inc.*^	700,700	8,282,274
Synchronoss Technologies, Inc.*^	430,260	15,248,414

		86,017,193

Total Information Technology		324,742,938

Telecommunication Services (3.2%)
Diversified Telecommunication Services (1.5%)
Cbeyond, Inc.*^	408,300	15,919,617
Time Warner Telecom, Inc., Class A*	198,300	4,023,507

		19,943,124

Wireless Telecommunication Services (1.7%)
SBA Communications Corp., Class A*^	642,800	21,752,352

Total Telecommunication Services		41,695,476

Total Common Stocks (98.3%)
(Cost $1,070,731,699)		1,292,277,348

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (45.5%)
American Honda Finance Corp.
5.16%, 9/11/08 (l)	$5,000,000	5,000,000
ANZ National Bank Ltd.
4.36%, 3/6/09 (l)	17,994,096	17,994,096
Bancaja U.S. Debt S.A.U.
5.40%, 1/23/08	10,000,000	10,000,000
Banco de Sabadell S.A.
5.19%, 4/23/09 (l)	10,000,000	10,000,000
Bank of Montreal/Chicago
5.14%, 3/12/09 (l)	10,000,000	10,000,000
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	20,000,000	20,000,000
BBVA Senior Finance S.A.
5.18%, 3/12/10 (l)	15,000,000	15,000,000
BCP Finance Bank Ltd.
5.28%, 9/2/08 (l)	15,000,000	15,000,000
Bear Stearns Cos., Inc.
5.63%, 3/31/08 (l)	5,000,000	5,000,000
4.63%, 3/23/09 (l)	10,000,000	10,000,000
Beta Finance, Inc.
4.38%, 2/17/09 (l)	14,993,308	14,993,308
Caixa d’Estalvis i Pensions de Barcelona/Catalonia
5.18%, 6/30/08 (l)	18,500,000	18,500,000
Calyon/New York
4.37%, 10/14/08 (l)	9,998,084	9,998,084
4.41%, 7/2/10 (l)	4,997,430	4,997,430
CAM U.S. Finance S.A.
4.96%, 2/2/09 (l)	10,000,000	10,000,000
CC USA, Inc.
4.38%, 2/20/08 (l)	2,999,849	2,999,849
Citigroup Funding, Inc.
4.36%, 3/16/09 (l)	12,000,000	12,000,000
Citigroup Global Markets, Inc.
4.65%, 1/7/08 (l)	4,500,000	4,500,000
Comerica Bank
4.37%, 8/7/08 (l)	10,997,211	10,997,211
5.05%, 3/16/09 (l)	9,999,249	9,999,249
Credit Suisse (USA) LLC, Repurchase Agreement
4.69%, 1/2/08 (r)	40,000,000	40,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	189,693,403	189,693,403
Five Finance, Inc.
4.38%, 2/23/09 (l)	14,992,841	14,992,841
General Electric Capital Corp.
4.40%, 3/12/10 (l)	15,000,000	15,000,000
Glitnir banki hf
5.09%, 1/15/08 (l)	15,000,000	15,000,000
Goldman Sachs Group, Inc.
4.41%, 3/27/09 (l)	18,000,000	18,000,000

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Principal Amount	Value (Note 1)
HBOS Treasury Services plc
4.37%, 7/17/08 (l)	$5,000,000	$5,000,000
Lehman Brothers Holdings, Inc.
5.22%, 4/2/08 (l)	14,252,723	14,252,723
MassMutual Global Funding II
4.40%, 3/26/10 (l)	14,000,000	14,000,000
MBIA Global Funding LLC
4.36%, 1/23/09 (l)	7,500,000	7,500,000
Merrill Lynch & Co., Inc.
5.30%, 5/8/09 (l)	6,000,000	6,000,000
Monumental Global Funding II
4.40%, 3/26/10 (l)	10,000,000	10,000,000
Monumental Global Funding Ltd.
5.07%, 5/24/10 (l)	5,500,000	5,500,000
Pricoa Global Funding I
4.40%, 12/15/09 (l)	11,000,000	11,000,000
4.40%, 6/25/10 (l)	4,998,751	4,998,751
Tango Finance Corp.
4.38%, 6/25/09 (l)	9,994,575	9,994,575

Total Short-Term Investments of Cash Collateral for Securities Loaned		597,911,520

Time Deposit (2.2%)
JPMorgan Chase Nassau
3.51%, 1/2/08	28,786,914	28,786,914

Total Short-Term Investments (47.7%)
(Amortized Cost $626,698,434)		626,698,434

Total Investments (146.0%)
(Cost/Amortized Cost $1,697,430,133)		1,918,975,782
Other Assets Less Liabilities (-46.0%)		(604,441,962)

Net Assets (100%)		$1,314,533,820

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,061,814,913
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,189,147,219

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$266,187,654
Aggregate gross unrealized depreciation	(48,097,512)

Net unrealized appreciation	$218,090,142

Federal income tax cost of investments	$1,700,885,640

At December 31, 2007, the Portfolio had loaned securities with a total value of $579,820,139. This was secured by collateral of $597,911,520 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $6,164, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2007, the Portfolio incurred approximately $3,700 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carry forward of $1,353,060 which expires in the year 2009.

The Portfolio utilized capital loss carryforward of $676,530 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.3%)
Auto Components (0.9%)
Autoliv, Inc.^	330,700	$17,431,197
BorgWarner, Inc.^	524,200	25,376,522
Lear Corp.*^	36,700	1,015,122
Magna International, Inc., Class A	240,200	19,319,286

		63,142,127

Automobiles (0.6%)
General Motors Corp.^	1,821,100	45,327,179

Hotels, Restaurants & Leisure (0.9%)
McDonald’s Corp.	1,103,900	65,030,749

Household Durables (1.0%)
Black & Decker Corp.^	255,900	17,823,435
Centex Corp.^	894,000	22,582,440
KB Home^	439,100	9,484,560
Newell Rubbermaid, Inc.^	7,020	181,677
Pulte Homes, Inc.^	1,793,068	18,898,937

		68,971,049

Leisure Equipment & Products (0.4%)
Brunswick Corp.^	692,500	11,807,125
Mattel, Inc.	680,000	12,947,200

		24,754,325

Media (3.1%)
CBS Corp., Class B^	1,954,450	53,258,762
Gannett Co., Inc.^	1,085,500	42,334,500
Idearc, Inc.^	1,259,300	22,113,308
Interpublic Group of Cos., Inc.*^	1,177,500	9,549,525
Time Warner, Inc.	2,999,700	49,525,047
Viacom, Inc., Class B*	1,023,700	44,960,904

		221,742,046

Multiline Retail (0.9%)
Dillard’s, Inc., Class A^	201,625	3,786,518
Family Dollar Stores, Inc.^	741,300	14,255,199
Macy’s, Inc.	1,710,200	44,242,874

		62,284,591

Specialty Retail (1.9%)
Gap, Inc.	2,152,700	45,809,456
Home Depot, Inc.	2,032,600	54,758,244
Limited Brands, Inc.^	55,100	1,043,043
Lowe’s Cos., Inc.^	1,099,600	24,872,952
Office Depot, Inc.*	693,400	9,645,194

		136,128,889

Textiles, Apparel & Luxury Goods (0.6%)
Jones Apparel Group, Inc.^	1,590,425	25,430,896
VF Corp.^	210,200	14,432,332

		39,863,228

Total Consumer Discretionary		727,244,183

Consumer Staples (9.2%)
Beverages (0.3%)
Molson Coors Brewing Co., Class B^	464,000	23,951,680

Food & Staples Retailing (1.9%)
Kroger Co.	1,012,600	27,046,546
Safeway, Inc.^	1,568,400	53,654,964
SUPERVALU, Inc.	1,188,000	44,573,760
Wal-Mart Stores, Inc.	200,000	9,506,000

		134,781,270

Food Products (2.2%)
ConAgra Foods, Inc.	1,009,600	24,018,384
General Mills, Inc.	412,800	23,529,600
Kellogg Co.	468,795	24,578,922
Kraft Foods, Inc., Class A	488,500	15,939,755
Sara Lee Corp.	2,746,100	44,102,366
Tyson Foods, Inc., Class A	1,718,200	26,340,006

		158,509,033

Household Products (3.1%)
Colgate-Palmolive Co.	415,300	32,376,788
Procter & Gamble Co.	2,563,200	188,190,144

		220,566,932

Tobacco (1.7%)
Altria Group, Inc.	1,541,700	116,521,686

Total Consumer Staples		654,330,601

Energy (16.5%)
Oil, Gas & Consumable Fuels (16.5%)
BP plc (ADR)^	590,100	43,177,617
Chevron Corp.^	2,687,800	250,852,374
ConocoPhillips	2,197,300	194,021,590
Exxon Mobil Corp.	4,584,482	429,520,119
Marathon Oil Corp.	1,423,500	86,634,210
Occidental Petroleum Corp.	1,035,600	79,730,844
Royal Dutch Shell plc (ADR)	521,200	43,885,040
Total S.A. (Sponsored ADR)^	506,400	41,828,640

		1,169,650,434

Total Energy		1,169,650,434

Financials (27.5%)
Capital Markets (3.9%)
Deutsche Bank AG (Registered)^	308,600	39,935,926
Goldman Sachs Group, Inc.	400,600	86,149,030
Merrill Lynch & Co., Inc.	1,222,500	65,623,800
Morgan Stanley	1,615,900	85,820,449

		277,529,205

Commercial Banks (3.2%)
Comerica, Inc.^	888,200	38,663,346
Fifth Third Bancorp^	499,600	12,554,948
KeyCorp	601,700	14,109,865
SunTrust Banks, Inc.	234,700	14,666,403
U.S. Bancorp	897,100	28,473,954
Wachovia Corp.^	1,186,600	45,126,398
Wells Fargo & Co.^	2,358,900	71,215,191

		224,810,105

Consumer Finance (0.1%)
Discover Financial Services^	683,900	10,313,212

Diversified Financial Services (8.2%)
Bank of America Corp.	5,336,700	220,192,242
CIT Group, Inc.^	1,294,300	31,102,029
Citigroup, Inc.	4,612,700	135,797,888
JPMorgan Chase & Co.	4,395,800	191,876,670

		578,968,829

Insurance (10.4%)
ACE Ltd.	977,600	60,396,128
Allstate Corp.	1,363,000	71,189,490
Ambac Financial Group, Inc.^	742,400	19,131,648
American International Group, Inc.	2,725,500	158,896,650
Chubb Corp.	312,800	17,072,624
Everest Reinsurance Group Ltd.	470,600	47,248,240
Fidelity National Financial, Inc., Class A^	676,500	9,883,665
Genworth Financial, Inc., Class A	1,760,700	44,809,815
Hartford Financial Services Group, Inc.	363,700	31,711,003
MBIA, Inc.^	393,300	7,327,179
MetLife, Inc.	1,121,000	69,076,020
Old Republic International Corp.^	1,999,300	30,809,213
PartnerReinsurance Ltd.^	108,600	8,962,758
RenaissanceReinsurance Holdings Ltd.^	281,300	16,945,512
Torchmark Corp.	80,200	4,854,506

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Travelers Cos., Inc.	1,476,200	$79,419,560
Unum Group	1,935,900	46,055,061
XL Capital Ltd., Class A	257,500	12,954,825

		736,743,897

Thrifts & Mortgage Finance (1.7%)
Fannie Mae	1,606,150	64,213,877
Freddie Mac	1,052,500	35,858,675
Washington Mutual, Inc.^	1,347,300	18,336,753

		118,409,305

Total Financials		1,946,774,553

Health Care (8.3%)
Health Care Equipment & Supplies (0.1%)
Covidien Ltd.	181,250	8,027,562

Health Care Providers & Services (2.2%)
Aetna, Inc.	784,800	45,306,504
AmerisourceBergen Corp.	964,100	43,259,167
Cardinal Health, Inc.	561,700	32,438,175
McKesson Corp.	453,200	29,689,132

		150,692,978

Pharmaceuticals (6.0%)
Eli Lilly & Co.	1,232,000	65,776,480
Johnson & Johnson	1,333,400	88,937,780
Merck & Co., Inc.	1,167,500	67,843,425
Pfizer, Inc.	8,967,500	203,831,275

		426,388,960

Total Health Care		585,109,500

Industrials (9.5%)
Aerospace & Defense (1.2%)
Boeing Co.	260,800	22,809,568
Northrop Grumman Corp.	844,100	66,380,024

		89,189,592

Commercial Services & Supplies (1.0%)
Allied Waste Industries, Inc.*^	3,272,500	36,062,950
Pitney Bowes, Inc.	907,700	34,528,908

		70,591,858

Industrial Conglomerates (4.8%)
General Electric Co.	8,558,000	317,245,060
Tyco International Ltd.	548,512	21,748,501

		338,993,561

Machinery (2.3%)
Caterpillar, Inc.^	512,300	37,172,488
Cummins, Inc.	30,300	3,859,311
Eaton Corp.	303,800	29,453,410
Ingersoll-Rand Co., Ltd., Class A	700,300	32,542,941
PACCAR, Inc.^	562,950	30,669,516
SPX Corp.	278,900	28,684,865

		162,382,531

Road & Rail (0.2%)
Avis Budget Group, Inc.*^	911,200	11,845,600

Total Industrials		673,003,142

Information Technology (3.8%)
Communications Equipment (0.5%)
Nokia Oyj (ADR)^	951,600	36,531,924

Computers & Peripherals (1.3%)
Dell, Inc.*	459,400	11,259,894
International Business Machines Corp.	634,600	68,600,260
Lexmark International, Inc., Class A*	342,300	11,932,578

		91,792,732

Electronic Equipment & Instruments (1.6%)
Arrow Electronics, Inc.*	970,500	38,121,240
Avnet, Inc.*	850,000	29,724,500
Flextronics International Ltd.*	2,689,055	32,430,003
Sanmina-SCI Corp.*^	1,589,400	2,892,708
Tech Data Corp.*	179,700	6,778,284
Tyco Electronics Ltd.	181,250	6,729,813

		116,676,548

IT Services (0.4%)
Electronic Data Systems Corp.	1,343,100	27,842,463

Total Information Technology		272,843,667

Materials (4.7%)
Chemicals (2.7%)
Ashland, Inc.	547,600	25,972,668
Dow Chemical Co.	1,950,400	76,884,768
E.I. du Pont de Nemours & Co.	1,663,400	73,339,306
Lubrizol Corp.	264,800	14,341,568

		190,538,310

Containers & Packaging (1.4%)
Ball Corp.	765,500	34,447,500
Crown Holdings, Inc.*	771,100	19,778,715
Owens-Illinois, Inc.*	714,900	35,387,550
Smurfit-Stone Container Corp.*^	719,500	7,597,920
Sonoco Products Co.	123,700	4,042,516

		101,254,201

Metals & Mining (0.6%)
ArcelorMittal (N.Y. Shares)^	515,900	39,904,865

Total Materials		331,697,376

Telecommunication Services (8.5%)
Diversified Telecommunication Services (6.8%)
AT&T, Inc.	7,386,100	306,966,316
Verizon Communications, Inc.	3,973,200	173,589,108

		480,555,424

Wireless Telecommunication Services (1.7%)
Sprint Nextel Corp.	5,605,400	73,598,902
Vodafone Group plc (ADR)^	1,216,200	45,388,584

		118,987,486

Total Telecommunication Services		599,542,910

Utilities (1.3%)
Electric Utilities (0.3%)
Entergy Corp.	57,148	6,830,329
Pinnacle West Capital Corp.^	368,300	15,619,603

		22,449,932

Independent Power Producers & Energy Traders (0.2%)
Constellation Energy Group, Inc.	138,900	14,241,417

Multi-Utilities (0.8%)
Ameren Corp.^	1,002,800	54,361,788
Wisconsin Energy Corp.^	45,400	2,211,434

		56,573,222

Total Utilities		93,264,571

Total Common Stocks (99.6%)
(Cost $6,653,843,323)		7,053,460,937

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (5.5%)
Banco de Sabadell S.A.
5.19%, 4/23/09 (l)	$12,000,000	12,000,000
Bank of Montreal/Chicago
5.14%, 3/12/09 (l)	10,000,000	10,000,000
BCP Finance Bank Ltd.
5.28%, 9/2/08 (l)	10,000,000	10,000,000

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Principal Amount	Value (Note 1)
Calyon/New York
4.37%, 10/14/08 (l)	$14,996,946	$14,996,946
CC USA, Inc.
4.38%, 2/12/09 (l)	9,995,534	9,995,534
Citigroup Global Markets, Inc.
4.65%, 1/7/08 (l)	14,100,000	14,100,000
Comerica Bank
5.05%, 3/16/09 (l)	9,999,249	9,999,249
Credit Suisse (USA) LLC, Repurchase Agreement
4.69%, 1/2/08 (r)	30,000,000	30,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	94,000,875	94,000,875
Goldman Sachs Group, Inc.
4.62%, 8/18/08 (l)	10,000,000	10,000,000
Lehman Brothers Holdings, Inc.
4.62%, 8/24/09 (l)	10,000,000	10,000,000
MBIA Global Funding LLC
4.37%, 9/25/08 (l)	7,500,000	7,500,000
Merrill Lynch & Co., Inc.
4.42%, 6/29/09 (l)	5,000,000	5,000,000
Monumental Global Funding II
4.36%, 4/25/08 (l)	15,000,000	15,000,000
4.40%, 3/26/10 (l)	1,000,000	1,000,000
Morgan Stanley, Repurchase Agreement
4.70%, 1/2/08 (r)	92,066,349	92,066,349
National Bank of Canada/New York
5.16%, 4/16/08 (l)	2,000,000	2,000,000
Pricoa Global Funding I
4.37%, 9/22/08 (l)	5,000,000	5,000,000
SLM Corp.
5.08%, 12/15/08 (l)	5,002,336	5,002,336
Swedbank AB/New York
5.15%, 4/16/08 (l)	4,500,000	4,500,000
Tango Finance Corp.
4.38%, 6/25/09 (l)	9,994,575	9,994,575
Wachovia Bank N.A.
4.37%, 6/27/08 (l)	13,499,350	13,499,350
Wells Fargo & Co.
4.62%, 2/2/09 (l)	7,500,000	7,500,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		393,155,214

Time Deposit (0.4%)
JPMorgan Chase Nassau
3.51%, 1/2/08	25,304,123	25,304,123

Total Short-Term Investments (5.9%)
(Amortized Cost $418,459,337)		418,459,337

Total Investments (105.5%)
(Cost/Amortized Cost $7,072,302,660)		7,471,920,274
Other Assets Less Liabilities (-5.5%)		(390,504,327)

Net Assets (100%)		$7,081,415,947

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$5,552,119,727
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$2,805,808,932

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,080,325,243
Aggregate gross unrealized depreciation	(683,953,057)

Net unrealized appreciation	$396,372,186

Federal income tax cost of investments	$7,075,548,088

At December 31, 2007, the Portfolio had loaned securities with a total value of $383,750,327. This was secured by collateral of $393,155,214 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $42,850, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ARIEL APPRECIATION II PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (26.4%)
Diversified Consumer Services (3.6%)
H&R Block, Inc.^	87,075	$1,616,983
Sotheby’s, Inc.^	15,900	605,790

		2,222,773

Hotels, Restaurants & Leisure (7.1%)
Carnival Corp.	44,100	1,962,009
Yum! Brands, Inc.	63,400	2,426,318

		4,388,327

Household Durables (5.2%)
Black & Decker Corp.^	22,300	1,553,195
Mohawk Industries, Inc.*^	22,100	1,644,240

		3,197,435

Media (10.5%)
CBS Corp., Class B	59,600	1,624,100
Gannett Co., Inc.	48,400	1,887,600
Interpublic Group of Cos., Inc.*^	72,900	591,219
McClatchy Co., Class A^	55,800	698,616
Omnicom Group, Inc.	34,000	1,616,020

		6,417,555

Total Consumer Discretionary		16,226,090

Consumer Staples (9.5%)
Beverages (3.7%)
Constellation Brands, Inc., Class A*	94,800	2,241,072

Household Products (5.8%)
Clorox Co.	30,600	1,994,202
Energizer Holdings, Inc.*	14,200	1,592,246

		3,586,448

Total Consumer Staples		5,827,520

Financials (28.1%)
Capital Markets (13.0%)
Franklin Resources, Inc.	11,500	1,315,945
Janus Capital Group, Inc.^	71,000	2,332,350
Northern Trust Corp.	32,200	2,465,876
T. Rowe Price Group, Inc.	31,100	1,893,368

		8,007,539

Commercial Banks (3.2%)
City National Corp./California^	32,700	1,947,285

Diversified Financial Services (2.1%)
Moody’s Corp.^	36,000	1,285,200

Insurance (5.6%)
Aflac, Inc.	33,000	2,066,790
HCC Insurance Holdings, Inc.	48,700	1,396,716

		3,463,506

Real Estate Management & Development (4.2%)
CB Richard Ellis Group, Inc., Class A*^	62,700	1,351,185
Jones Lang LaSalle, Inc.^	17,100	1,216,836

		2,568,021

Total Financials		17,271,551

Health Care (10.2%)
Health Care Equipment & Supplies (3.6%)
Baxter International, Inc.	38,100	2,211,705

Health Care Technology (3.2%)
IMS Health, Inc.	86,700	1,997,568

Life Sciences Tools & Services (3.4%)
Thermo Fisher Scientific, Inc.*	35,900	2,070,712

Total Health Care		6,279,985

Industrials (13.2%)
Building Products (2.3%)
USG Corp.*^	39,600	1,417,284

Commercial Services & Supplies (9.2%)
Dun & Bradstreet Corp.^	18,800	1,666,244
Equifax, Inc.^	51,000	1,854,360
Pitney Bowes, Inc.	56,200	2,137,848

		5,658,452

Machinery (1.7%)
Illinois Tool Works, Inc.	18,700	1,001,198

Total Industrials		8,076,934

Information Technology (9.2%)
Electronic Equipment & Instruments (2.0%)
Anixter International, Inc.*^	19,100	1,189,357

IT Services (7.2%)
Accenture Ltd., Class A	68,200	2,457,246
Hewitt Associates, Inc., Class A*	51,500	1,971,935

		4,429,181

Total Information Technology		5,618,538

Total Common Stocks (96.6%)
(Cost $59,273,284)		59,300,618

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (21.9%)
CDC Financial Products, Inc.
4.65%, 2/29/08 (l)	$250,000	250,000
Credit Suisse (USA) LLC, Repurchase Agreement
4.69%, 1/2/08 (r)	10,000,000	10,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	3,198,659	3,198,659

Total Short-Term Investments of Cash Collateral for Securities Loaned		13,448,659

Time Deposit (3.3%)
JPMorgan Chase Nassau
3.51%, 1/2/08	1,995,641	1,995,641

Total Short-Term Investments (25.2%)
(Amortized Cost $15,444,300)		15,444,300

Total Investments (121.8%)
(Cost/Amortized Cost $74,717,584)		74,744,918
Other Assets Less Liabilities (-21.8%)		(13,402,441)

Net Assets (100%)		$61,342,477

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

EQ ADVISORS TRUST

EQ/ARIEL APPRECIATION II PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$38,470,596
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$13,896,797

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,919,842
Aggregate gross unrealized depreciation	(5,901,964)

Net unrealized appreciation	$17,878

Federal income tax cost of investments	$74,727,040

At December 31, 2007, the Portfolio had loaned securities with a total value of $13,139,403. This was secured by collateral of $13,448,659 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS: (A)
Automobiles & Components (0.5%)
Aftermarket Technology Corp.*	10,142	$276,471
American Axle & Manufacturing Holdings, Inc.	120	2,234
Standard Motor Products, Inc.	4,250	34,680
Superior Industries International, Inc.	2,900	52,693
Thor Industries, Inc.	2,594	98,598
TRW Automotive Holdings Corp.*	20,090	419,881

		884,557

Banks (3.3%)
1st Constitution Bancorp*	115	1,840
1st Independence Financial Group, Inc.	40	385
Alliance Financial Corp./New York	348	9,048
BancFirst Corp.	1,900	81,415
Banco Latinoamericano de Exportaciones S.A., Class E	13,000	212,030
Bank Holdings*	2,996	29,331
Bank of Granite Corp.	7,964	84,179
Bank of Marin Bancorp/California	800	22,680
Banner Corp.	3,083	88,575
Berkshire Hills Bancorp, Inc.	5,040	131,040
Beverly Hills Bancorp, Inc.	11,625	59,287
BOE Financial Services of Virginia, Inc.	300	9,510
Britton & Koontz Capital Corp.	700	11,998
Camco Financial Corp.	645	7,127
Carolina Bank Holdings, Inc.*	1,500	16,830
Carrollton Bancorp	300	4,179
Carver Bancorp, Inc.	1,700	23,273
Cascade Financial Corp.	2,870	39,032
CCF Holding Co.	490	5,145
Central Bancorp, Inc.	200	4,030
Central Pacific Financial Corp.	402	7,421
Central Virginia Bankshares, Inc.	1,600	29,120
Centrue Financial Corp.	140	3,114
CFS Bancorp, Inc.	6,351	92,979
Citizens South Banking Corp.	94	952
Codorus Valley Bancorp, Inc.	659	11,252
Community Bankshares, Inc./South Carolina	2,790	37,525
Community Capital Corp.	2,398	35,922
Community Financial Corp./Virginia	1,200	10,788
Crescent Banking Co.	560	7,157
Epic bancorp	820	9,077
EuroBancshares, Inc.*	6,405	25,620
Farmer Mac, Class C	5,250	138,180
Farmers Capital Bank Corp.	4,700	126,900
Fidelity Southern Corp.	3,687	34,400
Financial Institutions, Inc.	1,570	27,977
First Bancorp of Indiana, Inc.	1,200	13,500
First Bancshares, Inc./Missouri*	100	1,649
First BancTrust Corp.	20	212
First Busey Corp.	96	1,907
First California Financial Group, Inc.*	3,673	33,241
First Capital, Inc.	110	1,815
First Citizens Banc Corp.	1,800	25,074
First Defiance Financial Corp.	3,767	82,949
First Federal Bancshares of Arkansas, Inc.	1,000	14,500
First Federal Bankshares, Inc.	1,450	20,445
First Financial Bancorp	520	5,928
First Franklin Corp.	400	4,000
First M&F Corp.	600	9,480
First Merchants Corp.	9,576	209,140
First National Lincoln Corp.	1,500	21,960
First Niagara Financial Group, Inc.	53,399	642,936
First PacTrust Bancorp, Inc.	975	17,550
First Place Financial Corp./Ohio	9,193	128,610
First United Corp.	3,640	73,200
First West Virginia Bancorp, Inc.	100	1,465
FNB United Corp.	2,827	34,376
Franklin Bank Corp./Texas*	13,159	56,715
Gateway Financial Holdings, Inc.	7,500	89,475
Greene Bancshares, Inc.	148	2,842
GS Financial Corp.	900	17,046
Guaranty Federal Bancshares, Inc.	1,710	49,111
Habersham Bancorp	1,900	29,497
Harrington West Financial Group, Inc.	740	8,325
Hawthorn Bancshares, Inc.	280	7,000
HF Financial Corp.	980	14,847
HMN Financial, Inc.	2,700	65,205
Home Federal Bancorp/Indiana	220	5,058
Horizon Bancorp/Indiana	100	2,565
Independent Bank Corp./Michigan	7,000	66,500
Integra Bank Corp.	11,436	161,362
Jefferson Bancshares, Inc./Tennessee	3,000	30,300
Leesport Financial Corp.	374	6,676
MASSBANK Corp.	200	7,284
Monarch Community Bancorp, Inc.	1,690	19,401
Monroe Bancorp.	400	6,400
MutualFirst Financial, Inc.	1,100	15,070
Nara Bancorp, Inc.	41	478
National Bankshares, Inc.	570	9,747
New Hampshire Thrift Bancshares, Inc.	1,864	23,244
NewBridge Bancorp	1,520	16,401
North Central Bancshares, Inc.	100	3,263
Northrim BanCorp, Inc.	3,799	80,995
OceanFirst Financial Corp.	7,118	112,536
Pacific Premier Bancorp, Inc.*	3,391	23,432
Park Bancorp, Inc.	100	2,450
Parkvale Financial Corp.	1,070	29,692
Peoples Bancorp of North Carolina, Inc.	1,134	17,010
Peoples Bancorp/Indiana	100	1,485
Peoples Bancorp, Inc.	6,100	151,829
Pinnacle Bancshares, Inc.	300	3,375
Premier Financial Bancorp, Inc.	300	3,834
Princeton National Bancorp, Inc.	100	2,425
Provident Community Bancshares, Inc.	510	10,197
Provident Financial Holdings, Inc.	2,106	34,665
QCR Holdings, Inc.	460	6,555
Republic First Bancorp, Inc.*	3,100	21,390
Royal Bancshares of Pennsylvania, Inc., Class A	2,250	24,750
Rurban Financial Corp.	985	12,303
Severn Bancorp, Inc.	6,560	63,763

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Shore Financial Corp.	380	$4,636
Simmons First National Corp., Class A	8,100	214,650
Southern First Bancshares, Inc.*	1,020	14,015
Southern Missouri Bancorp, Inc.	340	4,757
Southwest Bancorp, Inc./Oklahoma	8,481	155,457
Synovus Financial Corp.	379	9,126
Team Financial, Inc.	400	5,932
Texas Capital Bancshares, Inc.*	9,510	173,557
TF Financial Corp.	1,700	41,888
UnionBanCal Corp.	13,500	660,285
United Bancshares, Inc./Ohio	10	139
United Community Financial Corp./Ohio	16,000	88,320
United Western Bancorp, Inc.	930	18,600
Unity Bancorp, Inc.	1	5
Univest Corp. of Pennsylvania	577	12,180
Virginia Financial Group, Inc.	5,795	86,056
Wainwright Bank & Trust Co.	115	1,523
Wayne Savings Bancshares, Inc.	200	2,174
Wilber Corp.	1,040	9,100
WSFS Financial Corp.	3,560	178,712

		5,780,865

Capital Goods (8.1%)
AAR Corp.*	4,110	156,303
Aecom Technology Corp.*	4,000	114,280
AGCO Corp.*	35,500	2,413,290
Applied Industrial Technologies, Inc.	2,260	65,585
Baldwin Technology Co. Inc., Class A*	9,620	45,406
Chase Corp.	1,400	35,350
Chicago Rivet & Machine Co.	230	4,623
Ducommun, Inc.*	6,940	263,720
Eastern Co.	600	11,004
Espey Manufacturing & Electronics Corp.	120	2,254
Gardner Denver, Inc.*	260	8,580
Granite Construction, Inc.	3,180	115,052
Hardinge, Inc.	1,280	21,478
Harsco Corp.	18,786	1,203,619
Herley Industries, Inc.*	7,410	101,888
Hurco Cos., Inc.*	2,990	130,514
Huttig Building Products, Inc.*	13,010	45,405
II-VI, Inc.*	10,684	326,396
Industrial Distribution Group, Inc.*	2,527	28,934
Jacobs Engineering Group, Inc.*	11,100	1,061,271
K-Tron International, Inc.*	600	71,550
Kadant, Inc.*	9,280	275,338
Kaman Corp.	230	8,466
Kennametal, Inc.	33,660	1,274,368
Key Technology, Inc.*	100	3,450
L.S. Starrett Co., Class A	4,298	72,679
Lawson Products, Inc.	718	27,227
Lydall, Inc.*	10,180	107,094
Meadow Valley Corp.*	2,930	37,299
Middleby Corp.*	468	35,858
Mueller Industries, Inc.	1,000	28,990
NACCO Industries, Inc., Class A	2,800	279,132
Nortech Systems, Inc.*	503	3,247
Northwest Pipe Co.*	310	12,133
Orbital Sciences Corp.*	6,800	166,736
Perini Corp.*	12,400	513,608
Precision Castparts Corp.	2,490	345,363
Preformed Line Products Co.	700	41,650
Regal-Beloit Corp.	4,044	181,778
Robbins & Myers, Inc.	4,510	341,091
Rush Enterprises, Inc., Class A*	4,141	75,283
Rush Enterprises, Inc., Class B*	9,924	176,647
SL Industries, Inc.*	400	8,048
SPX Corp.	5,580	573,903
Standex International Corp.	6,690	116,741
Supreme Industries, Inc., Class A	6,500	37,700
Sypris Solutions, Inc.	3,522	21,484
Teledyne Technologies, Inc.*	15,200	810,616
Teleflex, Inc.	5,770	363,568
Tennant Co.	4,660	206,391
Tredegar Corp.	7,170	115,294
Twin Disc, Inc.	1,220	86,339
URS Corp.*	27,150	1,475,060
W.W. Grainger, Inc.	1,570	137,406
Willis Lease Finance Corp.*	5,100	63,954

		14,250,443

Commercial Services & Supplies (1.7%)
A.T. Cross Co., Class A*	300	2,994
Allied Waste Industries, Inc.*	10	110
Avalon Holdings Corp., Class A*	850	4,548
Bowne & Co., Inc.	13,840	243,584
CBIZ, Inc.*	1,611	15,804
CDI Corp.	8,680	210,577
Champion Industries, Inc.	2,560	11,571
Comfort Systems USA, Inc.	22,730	290,489
Deluxe Corp.	1,930	63,478
Ecology and Environment, Inc., Class A	682	7,563
Exponent, Inc.*	2,400	64,896
GeoEye, Inc.*	5,154	173,432
GP Strategies Corp.*	6,365	67,787
Interface, Inc., Class A	11,003	179,569
Kelly Services, Inc., Class A	12,300	229,518
Kforce, Inc.*	20,100	195,975
Nashua Corp.*	900	10,458
National Technical Systems, Inc.*	5,200	36,296
North American Galvanizing & Coatings, Inc.*	195	1,184
RCM Technologies, Inc.*	8,400	49,392
Spherion Corp.*	32,280	234,998
Steelcase, Inc., Class A	39,595	628,373
Tufco Technologies, Inc.*	470	3,055
United Stationers, Inc.*	535	24,722
Volt Information Sciences, Inc.*	7,676	140,164
VSE Corp.	2,800	136,752
Westaff, Inc.*	9,394	37,576

		3,064,865

Consumer Durables & Apparel (2.9%)
American Biltrite, Inc.*	420	2,100
American Greetings Corp., Class A	27,510	558,453
Blyth, Inc.	13,080	286,975
Callaway Golf Co.	13,030	227,113
Cavco Industries, Inc.*	1,420	48,053
Craftmade International, Inc.	100	825
CSS Industries, Inc.	3,600	132,120
Culp, Inc.*	8,050	56,109
Deckers Outdoor Corp.*	5,500	852,830
Decorator Industries, Inc.	430	1,828

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Dixie Group, Inc.*	7,900	$65,254
Ethan Allen Interiors, Inc.	10,280	292,980
G-III Apparel Group Ltd.*	480	7,090
Hasbro, Inc.	29,465	753,715
Hooker Furniture Corp.	2,845	57,184
Jaclyn, Inc.*	930	6,417
JAKKS Pacific, Inc.*	16,109	380,333
LaCrosse Footwear, Inc.	151	2,649
Man Sang Holdings, Inc.*	3,430	30,904
Movado Group, Inc.	9,490	240,002
National Presto Industries, Inc.	940	49,500
P&F Industries, Inc., Class A*	200	1,186
Q.E.P. Co., Inc.*	1,580	16,511
Snap-On, Inc.	3,760	181,382
Syntax-Brillian Corp.*	21,145	65,127
Tupperware Brands Corp.	5,034	166,273
Universal Electronics, Inc.*	7,933	265,280
Warnaco Group, Inc.*	9,854	342,919
Weyco Group, Inc.	2,487	68,392

		5,159,504

Consumer Services (3.4%)
Ark Restaurants Corp.	145	5,337
Bally Technologies, Inc.*	18,330	911,368
Bob Evans Farms, Inc.	15,089	406,347
Bowl America, Inc.	2,800	44,548
Burger King Holdings, Inc.	32,800	935,128
Canterbury Park Holding Corp.	1,700	20,400
Carriage Services, Inc.*	1,570	13,816
CBRL Group, Inc.	14,826	480,214
Churchill Downs, Inc.	500	26,985
Darden Restaurants, Inc.	39,400	1,091,774
DeVry, Inc.	20	1,039
Frisch’s Restaurants, Inc.	3,500	81,900
ILX Resorts, Inc.	930	3,348
J. Alexander’s Corp.	850	8,925
Lodgian, Inc.*	460	5,180
Morton’s Restaurant Group, Inc.*	6,620	61,765
Nathan’s Famous, Inc.*	1,120	19,566
Nobel Learning Communities, Inc.*	920	13,193
Red Lion Hotels Corp.*	10,000	99,500
Royal Caribbean Cruises Ltd.	10,640	451,562
Rubio’s Restaurants, Inc.*	5,640	46,530
Service Corp. International	5,740	80,647
Silverleaf Resorts, Inc.*	22,000	91,300
Speedway Motorsports, Inc.	3,830	119,036
Stewart Enterprises, Inc., Class A	37,085	330,056
WMS Industries, Inc.*	19,030	697,259

		6,046,723

Diversified Financials (6.2%)
Affiliated Managers Group, Inc.*	8,330	978,442
American Physicians Service Group, Inc.	2,298	46,075
Eaton Vance Corp.	9,068	411,778
Federated Investors, Inc., Class B	25,531	1,050,856
First Marblehead Corp.	13,320	203,796
GFI Group, Inc.*	600	57,432
Greenhill & Co., Inc.	8,900	591,672
Interactive Brokers Group, Inc., Class A*	19,266	622,677
Intercontinental Exchange, Inc.*	12,880	2,479,400
Janus Capital Group, Inc.	26,307	864,185
Knight Capital Group, Inc., Class A*	44,803	645,163
Lazard Ltd., Class A	17,444	709,622
Nasdaq Stock Market, Inc.*	36,000	1,781,640
Paulson Capital Corp.*	1,811	8,693
QC Holdings, Inc.	4,200	47,250
Raymond James Financial, Inc.	559	18,257
Stifel Financial Corp.*	5,335	280,461
SWS Group, Inc.	12,204	154,624
United PanAm Financial Corp.*	553	2,831

		10,954,854

Energy (7.2%)
Adams Resources & Energy, Inc.	190	4,883
ATP Oil & Gas Corp.*	2,000	101,080
Bois d’Arc Energy, Inc.*	6,530	129,620
Bronco Drilling Co., Inc.*	2,000	29,700
Cal Dive International, Inc.*	3,200	42,368
Cimarex Energy Co.	550	23,392
Dawson Geophysical Co.*	690	49,307
Diamond Offshore Drilling, Inc.	1,790	254,180
ENSCO International, Inc.	31,020	1,849,412
EXCO Resources, Inc.*	1,789	27,694
Forest Oil Corp.*	2,190	111,340
GulfMark Offshore, Inc.*	10,660	498,781
Helmerich & Payne, Inc.	12,870	515,701
Hornbeck Offshore Services, Inc.*	11,440	514,228
ION Geophysical Corp.*	12,940	204,193
Mariner Energy, Inc.*	40,400	924,352
Massey Energy Co.	14,061	502,681
Matrix Service Co.*	13,130	286,497
Oil States International, Inc.*	3,098	105,704
Penn Virginia Corp.	16,804	733,159
Pride International, Inc.*	19,860	673,254
Rowan Cos., Inc.	16,846	664,743
SEACOR Holdings, Inc.*	12,200	1,131,428
Superior Energy Services, Inc.*	23,725	816,614
Swift Energy Co.*	9,424	414,939
T-3 Energy Services, Inc.*	1,300	61,113
Tidewater, Inc.	21,900	1,201,434
Trico Marine Services, Inc.*	5,900	218,418
Whiting Petroleum Corp.*	2,709	156,201
Willbros Group, Inc.*	13,710	524,956

		12,771,372

Food & Staples Retailing (0.7%)
Arden Group, Inc., Class A	583	90,184
Ingles Markets, Inc., Class A	3,570	90,642
Longs Drug Stores Corp.	14,073	661,431
Nash Finch Co.	7,991	281,923
Weis Markets, Inc.	3,310	132,201

		1,256,381

Food, Beverage & Tobacco (1.7%)
Cal-Maine Foods, Inc.	7,400	196,322
Corn Products International, Inc.	32,060	1,178,205
Darling International, Inc.*	21,190	244,956
Diamond Foods, Inc.	9,300	199,299
Flowers Foods, Inc.	8,030	187,982
Fresh Del Monte Produce, Inc.*	13,555	455,177
Omega Protein Corp.*	3,300	30,657
Seaboard Corp.	300	441,000
Seneca Foods Corp., Class A*	530	12,588
Seneca Foods Corp., Class B*	300	6,648
Tasty Baking Co.	5,580	46,426

		2,999,260

Health Care Equipment & Services (3.3%)
A.D.A.M., Inc.*	300	2,511

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Air Methods Corp.*	4,845	$240,651
Align Technology, Inc.*	3,180	53,042
Allied Healthcare Products, Inc.*	2,738	19,851
Amedisys, Inc.*	12,655	614,021
American Shared Hospital Services	1,200	2,520
Analogic Corp.	607	41,106
AngioDynamics, Inc.*	8,193	155,995
Anika Therapeutics, Inc.*	6,900	100,188
Atrion Corp.	220	28,050
Cardiac Science Corp.*	1,470	11,892
Chemed Corp.	300	16,764
Cross Country Healthcare, Inc.*	2,700	38,448
Datascope Corp.	5,380	195,832
Gentiva Health Services, Inc.*	6,200	118,048
Hanger Orthopedic Group, Inc.*	10,280	113,183
Hologic, Inc.*	5,560	381,638
Humana, Inc.*	21,300	1,604,103
IntegraMed America, Inc.*	1,384	15,916
Kewaunee Scientific Corp.	1,370	26,975
Kindred Healthcare, Inc.*	6,900	172,362
Lincare Holdings, Inc.*	1,730	60,827
MedCath Corp.*	6,001	147,385
National Dentex Corp.*	3,210	51,745
National Healthcare Corp.	300	15,510
Orthofix International N.V.*	6,420	372,167
RehabCare Group, Inc.*	9,546	215,358
Res-Care, Inc.*	11,761	295,907
Skilled Healthcare Group, Inc., Class A*	10,010	146,446
Sonic Innovations, Inc.*	13,634	105,254
Span-America Medical Systems, Inc.	1,700	19,227
SunLink Health Systems, Inc.*	3,470	20,994
Theragenics Corp.*	19,300	69,094
Zoll Medical Corp.*	10,400	277,888

		5,750,898

Household & Personal Products (0.6%)
American Oriental Bioengineering, Inc.*	16,191	179,396
Elizabeth Arden, Inc.*	2,899	58,995
Estee Lauder Cos., Inc., Class A	7,020	306,142
Geopharma, Inc.*	1,341	4,439
Inter Parfums, Inc.	1,975	35,491
Natural Alternatives International, Inc.*	4,400	37,972
Nu Skin Enterprises, Inc., Class A	16,450	270,273
Nutraceutical International Corp.*	6,830	90,498
Oil-Dri Corp. of America	2,362	51,822
Schiff Nutrition International, Inc.	1,700	9,758

		1,044,786

Insurance (6.7%)
Alleghany Corp.*	1,927	774,654
Allied World Assurance Co. Holdings Ltd./Bermuda	19,130	959,752
American Financial Group, Inc./Ohio	21,660	625,541
American National Insurance Co.	2,444	296,311
American Safety Insurance Holdings Ltd.*	700	13,755
Aspen Insurance Holdings Ltd.	18,612	536,770
Axis Capital Holdings Ltd.	35,779	1,394,308
CNA Financial Corp.	21,960	740,491
Crawford & Co., Class B*	2,470	10,250
Delphi Financial Group, Inc., Class A	1,450	51,156
Flagstone Reinsurance Holdings Ltd.	4,050	56,295
Hanover Insurance Group, Inc.	23,500	1,076,300
HCC Insurance Holdings, Inc.	10,000	286,800
Horace Mann Educators Corp.	9,090	172,165
IPC Holdings Ltd.	27,884	805,011
Kansas City Life Insurance Co.	10	436
Max Capital Group Ltd.	5,448	152,490
Montpelier Reinsurance Holdings Ltd.	52,600	894,726
National Western Life Insurance Co., Class A	1,105	229,144
NYMAGIC, Inc.	986	22,806
PartnerReinsurance Ltd.	11,565	954,459
Platinum Underwriters Holdings Ltd.	29,000	1,031,240
Presidential Life Corp.	11,940	209,069
RAM Holdings Ltd.*	11,655	57,576
Unico American Corp.*	2,560	26,240
United America Indemnity Ltd., Class A*	12,740	253,781
Universal Insurance Holdings, Inc.	20,500	151,905
Unum Group	1,160	27,596
Wesco Financial Corp.	200	81,400

		11,892,427

Materials (4.9%)
Airgas, Inc.	80	4,169
AK Steel Holding Corp.*	32,630	1,508,811
Buckeye Technologies, Inc.*	17,027	212,838
CF Industries Holdings, Inc.	4,800	528,288
FMC Corp.	28,000	1,527,400
Friedman Industries, Inc.	450	2,858
Greif, Inc., Class A	16,100	1,052,457
Innospec, Inc.	11,820	202,831
Material Sciences Corp.*	600	4,458
Mod-Pac Corp.*	100	749
Packaging Corp. of America	42,200	1,190,040
Penford Corp.	658	16,838
Rock of Ages Corp.*	4,400	22,000
Schnitzer Steel Industries, Inc., Class A	10,200	705,126
Schweitzer-Mauduit International, Inc.	2,570	66,589
Scotts Miracle-Gro Co., Class A	6,751	252,622
Southern Copper Corp.	12,300	1,293,099
Stepan Co.	3,259	106,015
U.S. Energy Corp. Wyoming	3,020	12,835

		8,710,023

Media (1.5%)
Alloy, Inc.*	8,767	82,585
DG Fastchannel, Inc.*	354	9,077
Discovery Holding Co., Class A*	2	50
Gannett Co., Inc.	45,100	1,758,900
Media General, Inc., Class A	10,860	230,775
Meredith Corp.	276	15,174
New Frontier Media, Inc.	7,300	40,150
Saga Communications, Inc., Class A*	2,100	12,369
Scholastic Corp.*	14,977	522,548
Value Line, Inc.	100	4,026

		2,675,654

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Pharmaceuticals & Biotechnology (4.8%)
Albany Molecular Research, Inc.*	13,087	$188,191
Bio-Rad Laboratories, Inc., Class A*	5,280	547,114
Cambrex Corp.	17,100	143,298
Caraco Pharmaceutical Laboratories Ltd.*	5,700	97,755
Emergent Biosolutions, Inc.*	326	1,650
Harvard Bioscience, Inc.*	19,638	89,942
Illumina, Inc.*	2,640	156,446
Invitrogen Corp.*	15,252	1,424,689
Kendle International, Inc.*	6,700	327,764
NPS Pharmaceuticals, Inc.*	27,079	103,713
PAREXEL International Corp.*	16,340	789,222
PerkinElmer, Inc.	48,200	1,254,164
Perrigo Co.	33,868	1,185,719
Replidyne, Inc.*	2,605	8,075
Sciele Pharma, Inc.*	17,824	364,501
Varian, Inc.*	6,380	416,614
Waters Corp.*	17,615	1,392,818

		8,491,675

Real Estate (5.7%)
AmREIT, Inc., Class A (REIT)	3,960	28,354
Ashford Hospitality Trust, Inc. (REIT)	48,886	351,490
DCT Industrial Trust, Inc. (REIT)	71,029	661,280
DiamondRock Hospitality Co. (REIT)	42,043	629,804
Douglas Emmett, Inc. (REIT)	42,915	970,308
Extra Space Storage, Inc. (REIT)	30,650	437,988
Gladstone Commercial Corp. (REIT)	2,790	48,937
GMH Communities Trust (REIT)	20,169	111,333
Hersha Hospitality Trust (REIT)	21,130	200,735
Hospitality Properties Trust (REIT)	39,640	1,277,201
Income Opportunity Realty Investors (REIT)*	610	3,294
Intergroup Corp.*	100	1,821
Investors Real Estate Trust (REIT)	1,000	8,970
iStar Financial, Inc. (REIT)	7,943	206,915
J.W. Mays, Inc.*	200	4,585
LTC Properties, Inc. (REIT)	10,600	265,530
Medical Properties Trust, Inc. (REIT)	24,080	245,375
MHI Hospitality Corp. (REIT)	4,300	30,745
Mission West Properties, Inc. (REIT)	11,340	107,843
Monmouth Reit, Class A (REIT)	11,700	94,770
National Retail Properties, Inc. (REIT)	34,500	806,610
Nationwide Health Properties, Inc. (REIT)	38,300	1,201,471
One Liberty Properties, Inc. (REIT)	5,600	102,872
Potlatch Corp. (REIT)	12,940	575,054
Ramco-Gershenson Properties Trust (REIT)	9,960	212,845
Roberts Realty Investors, Inc. (REIT)*	840	5,561
Strategic Hotels & Resorts, Inc. (REIT)	35,476	593,513
Sunstone Hotel Investors, Inc. (REIT)	27,200	497,488
Supertel Hospitality, Inc. (REIT)	9,916	60,884
United Capital Corp.*	600	14,400
Urstadt Biddle Properties, Inc. (REIT)	400	6,064
Urstadt Biddle Properties, Inc., Class A (REIT)	15,530	240,715
Winthrop Realty Trust (REIT)	28,450	150,501

		10,155,256

Retailing (4.2%)
1-800-FLOWERS.COM, Inc., Class A*	17,146	149,685
Aaron Rents, Inc., Class A	3,210	55,405
Aeropostale, Inc.*	19,760	523,640
Aristotle Corp.*	50	674
AutoZone, Inc.*	800	95,928
Big 5 Sporting Goods Corp.	13,300	191,786
Books-A-Million, Inc.	3,680	43,866
Buckle, Inc.	4,000	132,000
Dollar Tree Stores, Inc.*	11,529	298,832
Duckwall-ALCO Stores, Inc.*	540	17,237
Educational Development Corp.	1,090	5,668
Franklin Covey Co.*	12,800	101,632
GameStop Corp., Class A*	9,930	616,752
Hastings Entertainment, Inc.*	5,828	54,375
IAC/InterActiveCorp*	53,100	1,429,452
Jennifer Convertibles, Inc.*	910	4,322
Lithia Motors, Inc., Class A	4,700	64,531
Monro Muffler Brake, Inc.	8,993	175,274
Priceline.com, Inc.*	14,600	1,676,956
REX Stores Corp.*	6,200	97,774
Sherwin-Williams Co.	24,480	1,420,819
Sport Supply Group, Inc.	1,370	10,891
Stage Stores, Inc.	3,481	51,519
Systemax, Inc.	6,713	136,408
Trans World Entertainment Corp.*	4,287	21,006
West Marine, Inc.*	300	2,694

		7,379,126

Semiconductors & Semiconductor Equipment (4.6%)
AMIS Holdings, Inc.*	22,117	221,612
Cirrus Logic, Inc.*	45,300	239,184
Fairchild Semiconductor International, Inc.*	63,297	913,376
FEI Co.*	16,700	414,661
International Rectifier Corp.*	23,720	805,768
Mattson Technology, Inc.*	28,100	240,536
MEMC Electronic Materials, Inc.*	20,117	1,780,153
Microtune, Inc.*	2,190	14,301
MIPS Technologies, Inc.*	1,712	8,492
OmniVision Technologies, Inc.*	23,780	372,157
Pericom Semiconductor Corp.*	13,690	256,003
Sigma Designs, Inc.*	5,910	326,232
Skyworks Solutions, Inc.*	78,300	665,550
Standard Microsystems Corp.*	10,000	390,700
Trio-Tech International*	2,300	21,045
TriQuint Semiconductor, Inc.*	17,592	116,635
Varian Semiconductor Equipment Associates, Inc.*	23,576	872,312
Zoran Corp.*	23,294	524,348

		8,183,065

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Software & Services (7.9%)
Astea International, Inc.*	1,290	$7,224
Cadence Design Systems, Inc.*	88,896	1,512,121
Chordiant Software, Inc.*	17,982	153,746
CIBER, Inc.*	32,270	197,170
Computer Task Group, Inc.*	7,913	43,759
Convergys Corp.*	61,542	1,012,981
CSP, Inc.*	2,600	17,342
DST Systems, Inc.*	13,815	1,140,428
Dynamics Research Corp.*	3,880	41,982
Edgewater Technology, Inc.*	8,290	60,517
Electronic Data Systems Corp.	9,740	201,910
Hewitt Associates, Inc., Class A*	3,013	115,368
Interwoven, Inc.*	21,590	307,010
JDA Software Group, Inc.*	13,610	278,461
Lawson Software, Inc.*	56,853	582,175
Manhattan Associates, Inc.*	4,331	114,165
MAXIMUS, Inc.	1,086	41,930
McAfee, Inc.*	25,100	941,250
Mentor Graphics Corp.*	799	8,613
Moldflow Corp.*	734	11,825
MPS Group, Inc.*	39,701	434,329
Ness Technologies, Inc.*	17,911	165,319
NetScout Systems, Inc.*	14,660	187,208
Novell, Inc.*	159,077	1,092,859
Perot Systems Corp., Class A*	13,174	177,849
Sapient Corp.*	37,723	332,340
SonicWALL, Inc.*	30,741	329,544
SPSS, Inc.*	9,239	331,772
Sybase, Inc.*	48,440	1,263,800
Synopsys, Inc.*	54,800	1,420,964
TechTeam Global, Inc.*	1,510	19,026
United Online, Inc.	36,425	430,543
VeriSign, Inc.*	14,950	562,269
Versant Corp.*	470	13,672
Vignette Corp.*	14,320	209,215
Wind River Systems, Inc.*	30,097	268,766

		14,029,452

Technology Hardware & Equipment (6.9%)
Allied Motion Technologies, Inc.*	4,700	21,855
Anixter International, Inc.*	200	12,454
Arrow Electronics, Inc.*	37,418	1,469,779
Astro-Med, Inc.	4,700	46,342
Avici Systems, Inc.	2,410	19,111
Avnet, Inc.*	41,010	1,434,120
Avocent Corp.*	11,700	272,727
AVX Corp.	24,560	329,595
Black Box Corp.	8,810	318,658
Brocade Communications Systems, Inc.*	158,534	1,163,640
Communications Systems, Inc.	5,230	62,185
CTS Corp.	19,780	196,415
DDi Corp.*	706	3,975
Digi International, Inc.*	14,000	198,660
Dycom Industries, Inc.*	19,750	526,337
Electro Scientific Industries, Inc.*	13,890	275,716
Electronics for Imaging, Inc.*	24,574	552,424
Emulex Corp.*	41,500	677,280
Gerber Scientific, Inc.*	14,050	151,740
Harmonic, Inc.*	36,600	383,568
Hauppauge Digital, Inc.*	1,028	4,914
Insight Enterprises, Inc.*	24,464	446,223
IntriCon Corp.*	3,000	37,350
KEMET Corp.*	41,053	272,181
Key Tronic Corp.*	3,505	14,616
Loral Space & Communications, Inc.*	470	16,097
MasTec, Inc.*	20,060	204,010
Mesa Laboratories, Inc.	400	10,130
Methode Electronics, Inc.	2,440	40,114
Mettler-Toledo International, Inc.*	10	1,138
MOCON, Inc.	180	2,047
NETGEAR, Inc.*	11,410	406,995
Novatel Wireless, Inc.*	5,183	83,965
O.I. Corp.	700	8,365
Oplink Communications, Inc.*	10,480	160,868
Optical Cable Corp.*	200	798
OSI Systems, Inc.*	7,633	202,045
PC Connection, Inc.*	200	2,270
Spectrum Control, Inc.*	5,990	92,246
SYNNEX Corp.*	5,050	98,980
Technitrol, Inc.	16,430	469,569
Tollgrade Communications, Inc.*	8,824	70,768
Trimble Navigation Ltd.*	2,291	69,280
TTM Technologies, Inc.*	19,413	226,356
Vicon Industries, Inc.*	2,110	20,256
Vishay Intertechnology, Inc.*	84,100	959,581
Western Digital Corp.*	900	27,189
Zygo Corp.*	11,811	147,165

		12,212,097

Telecommunication Services (1.3%)
Atlantic Tele-Network, Inc.	250	8,445
CenturyTel, Inc.	37,600	1,558,896
D&E Communications, Inc.	4,038	58,349
Gilat Satellite Networks Ltd.*	18,547	190,849
HickoryTech Corp.	720	6,739
Premiere Global Services, Inc.*	13,675	203,074
USA Mobility, Inc.*	12,700	181,610

		2,207,962

Transportation (2.2%)
Air T., Inc.	1,610	14,651
B&H Ocean Carriers Ltd.*	2,000	30,400
C.H. Robinson Worldwide, Inc.	17,436	943,636
Genco Shipping & Trading Ltd.	2,570	140,733
International Shipholding Corp.*	430	9,374
Kansas City Southern*	5,400	185,382
Park-Ohio Holdings Corp.*	100	2,510
Pinnacle Airlines Corp.*	2,528	38,552
Republic Airways Holdings, Inc.*	9,416	184,460
SkyWest, Inc.	31,541	846,876
UAL Corp.*	41,240	1,470,618

		3,867,192

Utilities (2.9%)
ALLETE, Inc.	9,707	384,203
Alliant Energy Corp.	36,106	1,469,153
Artesian Resources Corp., Class A	1,021	19,297
CH Energy Group, Inc.	163	7,260
CMS Energy Corp.	19,486	338,667
Delta Natural Gas Co., Inc.	100	2,525
Energy West, Inc.	200	2,900
Florida Public Utilities Co.	1,050	12,337
Laclede Group, Inc.	150	5,136
MDU Resources Group, Inc.	54,100	1,493,701
Portland General Electric Co.	1,430	39,725
Questar Corp.	22,706	1,228,395
RGC Resources, Inc.	500	15,125

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
WGL Holdings, Inc.	2,013	$65,946

		5,084,370

Total Common Stocks (93.2%)
(Cost $151,847,099)		164,852,807

	Principal Amount
SHORT-TERM INVESTMENTS:
Repurchase Agreement (5.1%)
Custodian Trust Co., dated 12/31/07, due 1/2/08 at 1.50% with a maturity value of $8,950,677 (fully collateralized by the U.S. Government Agency Securities with a value of $9,212,865.)
(Amortized Cost $8,950,677)	$8,950,677	8,950,677

Collateral for Securities Sold Short (94.2%)
Custodian Trust Company Sweep,
4.14%, 1/2/08	166,740,544	166,740,544

Total Short-Term Investments (99.3%)
(Amortized Cost $175,691,221)		175,691,221

Total Investments before Securities Sold Short (192.5%)
(Cost/Amortized Cost $327,538,320)		340,544,028

	Number of Shares
SECURITIES SOLD SHORT:
Automobiles & Components (-0.1%)
ArvinMeritor, Inc.	(16,690)	(195,774)
Coachmen Industries, Inc.	(100)	(595)
Proliance International, Inc.*	(3,170)	(5,706)
SORL Auto Parts, Inc.*	(760)	(5,563)

		(207,638)

Banks (-4.5%)
Astoria Financial Corp.	(43,500)	(1,012,245)
Atlantic Coast Federal Corp.	(310)	(3,683)
BNCCORP, Inc.*	(498)	(6,469)
Capitol Federal Financial	(10,245)	(317,595)
Citizens Republic Bancorp, Inc.	(37,679)	(546,722)
Cullen/Frost Bankers, Inc.	(24,344)	(1,233,267)
ESB Financial Corp.	(300)	(3,000)
First Bancorp/Puerto Rico	(44,151)	(321,861)
First Mariner Bancorp*	(3,050)	(17,293)
First Regional Bancorp/California*	(2,100)	(39,669)
Flagstar Bancorp, Inc.	(11,750)	(81,898)
Hancock Holding Co.	(12,224)	(466,957)
Investors Bancorp, Inc.*	(17,400)	(246,036)
Kearny Financial Corp.	(6,951)	(82,786)
MGIC Investment Corp.	(419)	(9,398)
Municipal Mortgage & Equity LLC	(12,190)	(180,900)
New York Community Bancorp, Inc.	(85,920)	(1,510,474)
Popular, Inc.	(3,200)	(33,920)
TIB Financial Corp.	(1,391)	(11,851)
Trustmark Corp.	(24,838)	(629,892)
Wauwatosa Holdings, Inc.*	(5,883)	(75,420)
Wilmington Trust Corp.	(32,100)	(1,129,920)

		(7,961,256)

Capital Goods (-2.0%)
Accuride Corp.*	(14,640)	(115,070)
Allied Defense Group, Inc.*	(5,200)	(30,004)
Blount International, Inc.*	(23,700)	(291,747)
Builders FirstSource, Inc.*	(1,320)	(9,530)
Commercial Vehicle Group, Inc.*	(11,700)	(169,650)
Energy Focus, Inc.*	(8,000)	(58,000)
Environmental Tectonics Corp.*	(1,800)	(3,348)
ESCO Technologies, Inc.*	(11,350)	(453,319)
Flanders Corp.*	(16,700)	(93,854)
Flow International Corp.*	(20,900)	(194,788)
FreightCar America, Inc.	(5,600)	(196,000)
GenCorp, Inc.*	(18,318)	(213,588)
Graco, Inc.	(8,600)	(320,436)
H&E Equipment Services, Inc.*	(4,710)	(88,925)
Hexcel Corp.*	(200)	(4,856)
Insteel Industries, Inc.	(8,255)	(96,831)
Merrimac Industries, Inc.*	(2,100)	(20,853)
Omega Flex, Inc.	(6,133)	(100,459)
Plug Power, Inc.*	(25,000)	(98,750)
Power-One, Inc.*	(16,797)	(67,020)
Sparton Corp.*	(6,170)	(30,480)
WESCO International, Inc.*	(21,200)	(840,368)

		(3,497,876)

Commercial Services & Supplies (-2.2%)
ACCO Brands Corp.*	(11,890)	(190,716)
American Reprographics Co.*	(11,700)	(192,816)
Cenveo, Inc.*	(26,900)	(469,943)
ChoicePoint, Inc.*	(28,537)	(1,039,317)
Corporate Executive Board Co.	(16,737)	(1,005,894)
Mac-Gray Corp.*	(2,940)	(33,104)
PeopleSupport, Inc.*	(40)	(547)
Robert Half International, Inc.	(25,800)	(697,632)
TeleTech Holdings, Inc.*	(6,300)	(134,001)
TRC Cos., Inc.*	(9,962)	(79,696)
WCA Waste Corp.*	(2,237)	(14,451)

		(3,858,117)

Consumer Durables & Apparel (-4.6%)
Ashworth, Inc.*	(8,598)	(24,504)
Brunswick Corp.	(17,130)	(292,067)
California Coastal Communities, Inc.*	(2,629)	(15,459)
Centex Corp.	(47,085)	(1,189,367)
Chromcraft Revington, Inc.*	(4,300)	(21,070)
D.R. Horton, Inc.	(38,065)	(501,316)
Furniture Brands International, Inc.	(9,974)	(100,338)
K-Swiss, Inc., Class A	(13,480)	(243,988)
KB Home	(29,400)	(635,040)
Lazare Kaplan International, Inc.*	(5,300)	(43,089)
Lennar Corp., Class A	(23,230)	(415,585)
M.D.C. Holdings, Inc .	(22,330)	(829,113)
MarineMax, Inc.*	(1,300)	(20,150)
Oxford Industries, Inc.	(5,940)	(153,074)
Polo Ralph Lauren Corp.	(1,300)	(80,327)
Pulte Homes, Inc.	(87,238)	(919,489)
Quiksilver, Inc.*	(60,600)	(519,948)
R.G. Barry Corp.*	(6,650)	(46,882)
Ryland Group, Inc.	(19,600)	(539,980)
Steven Madden Ltd.*	(5,410)	(108,200)
Tandy Brands Accessories, Inc.	(473)	(4,612)
Timberland Co., Class A*	(22,803)	(412,278)

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Toll Brothers, Inc.*	(53,240)	$(1,067,994)

		(8,183,870)

Consumer Services (-3.3%)
BJ’s Restaurants, Inc.*	(3,565)	(57,967)
Boyd Gaming Corp.	(27,000)	(919,890)
Century Casinos, Inc.*	(1,050)	(6,762)
Cheesecake Factory, Inc.*	(14,835)	(351,738)
Choice Hotels International, Inc.	(17,600)	(584,320)
Coinstar, Inc.*	(4,780)	(134,557)
Domino’s Pizza, Inc.	(21,320)	(282,064)
Gaming Partners International Corp.*	(1,080)	(7,581)
Gaylord Entertainment Co.*	(210)	(8,499)
O’Charley’s, Inc.	(3,522)	(52,759)
Panera Bread Co., Class A*	(100)	(3,582)
Papa John’s International, Inc.*	(11,100)	(251,970)
Pinnacle Entertainment, Inc.*	(25,700)	(605,492)
Red Robin Gourmet Burgers, Inc.*	(100)	(3,199)
Ruth’s Chris Steak House, Inc.*	(4,200)	(37,548)
Scientific Games Corp., Class A*	(31,600)	(1,050,700)
Texas Roadhouse, Inc., Class A*	(24,731)	(273,525)
Universal Technical Institute, Inc.*	(12,252)	(208,284)
Wendy’s International, Inc.	(34,129)	(881,893)
Wynn Resorts Ltd.	(600)	(67,278)

		(5,789,608)

Diversified Financials (-2.0%)
Asset Acceptance Capital Corp.	(8,912)	(92,774)
Calamos Asset Management, Inc., Class A	(14,500)	(431,810)
Cash Systems, Inc.*	(4,890)	(21,614)
Cohen & Steers, Inc.	(2,300)	(68,931)
E*TRADE Financial Corp.*	(111,663)	(396,403)
Jefferies Group, Inc.	(53,500)	(1,233,175)
KBW, Inc.*	(14,800)	(378,732)
LaBranche & Co., Inc.*	(29,924)	(150,817)
Moody’s Corp.	(9,690)	(345,933)
Resource America, Inc., Class A	(4,343)	(63,712)
Student Loan Corp.	(1,686)	(185,460)
Thomas Weisel Partners Group, Inc.*	(9,819)	(134,815)

		(3,504,176)

Energy (-6.2%)
Alon USA Energy, Inc.	(6,880)	(186,998)
Alpha Natural Resources, Inc.*	(24,580)	(798,358)
Arch Coal, Inc.	(27,150)	(1,219,850)
BJ Services Co.	(70,200)	(1,703,052)
CREDO Petroleum Corp.*	(4,655)	(46,178)
Delta Petroleum Corp.*	(33,100)	(623,935)
Energy Partners Ltd.*	(15,460)	(182,583)
Grey Wolf, Inc.*	(92,725)	(494,224)
Kinder Morgan Management LLC*	(37)	(1,978)
Nabors Industries Ltd.*	(57,980)	(1,588,072)
Overseas Shipholding Group, Inc.	(6,390)	(475,608)
Parallel Petroleum Corp.*	(19,353)	(341,193)
Patterson-UTI Energy, Inc.	(63,210)	(1,233,859)
Pioneer Drilling Co.*	(24,715)	(293,614)
Quest Resource Corp.*	(200)	(1,434)
RPC, Inc.	(14,840)	(173,776)
TETRA Technologies, Inc.*	(35,240)	(548,687)
TXCO Resources, Inc.*	(4,660)	(56,200)
Ultra Petroleum Corp.*	(4,100)	(293,150)
Venoco, Inc.*	(1,310)	(26,108)
Western Refining, Inc.	(13,264)	(321,122)
World Fuel Services Corp.	(11,200)	(325,136)

		(10,935,115)

Food & Staples Retailing (-0.8%)
Pantry, Inc.*	(11,300)	(295,269)
Whole Foods Market, Inc.	(26,985)	(1,100,988)

		(1,396,257)

Food, Beverage & Tobacco (-1.6%)
B&G Foods, Inc.	(3,660)	(37,369)
Cuisine Solutions, Inc.*	(7,520)	(32,336)
Dean Foods Co.	(51,212)	(1,324,342)
Hershey Co.	(32,640)	(1,286,016)
Smithfield Foods, Inc.*	(2,500)	(72,300)

		(2,752,363)

Health Care Equipment & Services (-7.1%)
Advocat, Inc.*	(2,300)	(25,346)
Allscripts Healthcare Solutions, Inc.*	(23,407)	(454,564)
AmerisourceBergen Corp.	(6,200)	(278,194)
AMN Healthcare Services, Inc.*	(6,291)	(108,016)
Community Health Systems, Inc.*	(34,740)	(1,280,516)
Computer Programs and Systems, Inc.	(5,360)	(121,886)
Conceptus, Inc.*	(9,000)	(173,160)
Cooper Cos., Inc.	(9,640)	(366,320)
DexCom, Inc.*	(4,005)	(35,364)
Emeritus Corp.*	(6,940)	(174,541)
Endologix, Inc.*	(16,302)	(45,646)
Health Management Associates, Inc., Class A	(107,038)	(640,087)
Hospira, Inc.*	(26,480)	(1,129,107)
Kensey Nash Corp.*	(6,400)	(191,488)
LHC Group, Inc.*	(7,920)	(197,842)
Micrus Endovascular Corp.*	(3,900)	(76,752)
NMT Medical, Inc.*	(430)	(2,417)
Northstar Neuroscience, Inc.*	(11,900)	(110,670)
NxStage Medical, Inc.*	(3,630)	(55,067)
Omnicare, Inc.	(49,055)	(1,118,945)
Palomar Medical Technologies, Inc.*	(9,360)	(143,395)
Patterson Cos., Inc.*	(46,265)	(1,570,697)
PDI, Inc.*	(8,600)	(80,582)
PSS World Medical, Inc.*	(2,528)	(49,473)
Psychiatric Solutions, Inc.*	(860)	(27,950)
ResMed, Inc.*	(10,600)	(556,818)
Rockwell Medical Technologies, Inc.*	(7,070)	(50,763)
Somanetics Corp.*	(5,865)	(138,707)
STAAR Surgical Co.*	(4,100)	(10,824)
Synergetics USA, Inc.*	(1,942)	(4,739)
Tenet Healthcare Corp.*	(198,044)	(1,006,064)
TriZetto Group, Inc.*	(18,360)	(318,913)
Varian Medical Systems, Inc.*	(33,640)	(1,754,662)
Vital Images, Inc.*	(9,870)	(178,351)

		(12,477,866)

Household & Personal Products (-0.5%)
Bare Escentuals, Inc.*	(16,461)	(399,179)
Central Garden & Pet Co.*	(46,131)	(265,715)
Physicians Formula Holdings, Inc.*	(6,930)	(82,328)

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Reliv International, Inc.	(9,654)	$(79,066)
Spectrum Brands, Inc.*	(20,100)	(107,133)

		(933,421)

Insurance (-5.3%)
Ambac Financial Group, Inc.	(852)	(21,956)
American Equity Investment Life Holding Co.	(29,076)	(241,040)
Brown & Brown, Inc.	(47,300)	(1,111,550)
Cincinnati Financial Corp.	(41,744)	(1,650,558)
Conseco, Inc.*	(85,600)	(1,075,136)
First Acceptance Corp.*	(1,140)	(4,811)
Independence Holding Co.	(1,300)	(16,445)
LandAmerica Financial Group, Inc.	(8,700)	(291,015)
Markel Corp.*	(3,400)	(1,669,740)
Old Republic International Corp.	(86,655)	(1,335,353)
PMA Capital Corp., Class A*	(18,445)	(151,618)
State Auto Financial Corp.	(2,200)	(57,860)
Stewart Information Services Corp.	(9,100)	(237,419)
White Mountains Insurance Group Ltd.	(2,900)	(1,490,745)

		(9,355,246)

Materials (-3.3%)
Apex Silver Mines Ltd.*	(26,502)	(403,890)
Brush Engineered Materials, Inc.*	(2,200)	(81,444)
Century Aluminum Co.*	(7,522)	(405,737)
Deltic Timber Corp.	(5,300)	(272,897)
Eagle Materials, Inc.	(3,700)	(131,276)
Headwaters, Inc.*	(19,920)	(233,861)
Kronos Worldwide, Inc.	(1,700)	(29,665)
Louisiana-Pacific Corp.	(65,000)	(889,200)
Omnova Solutions, Inc.*	(23,040)	(101,606)
Pactiv Corp.*	(32,870)	(875,328)
PolyOne Corp.*	(10,202)	(67,129)
Royal Gold, Inc.	(9,990)	(304,895)
Smurfit-Stone Container Corp.*	(109,105)	(1,152,149)
Titanium Metals Corp.	(32,880)	(869,676)

		(5,818,753)

Media (-3.2%)
4Kids Entertainment, Inc.*	(8,350)	(109,803)
Arbitron, Inc.	(14,630)	(608,169)
Beasley Broadcasting Group, Inc., Class A	(2,010)	(10,452)
CKX, Inc.*	(13,200)	(158,400)
Clear Channel Outdoor Holdings, Inc., Class A*	(100)	(2,766)
CTC Media, Inc.*	(22,800)	(688,560)
E.W. Scripps Co., Class A	(16,900)	(760,669)
Getty Images, Inc.*	(11,590)	(336,110)
Lamar Advertising Co., Class A	(27,988)	(1,345,383)
LodgeNet Entertainment Corp.*	(11,480)	(200,211)
R.H. Donnelley Corp.*	(19,650)	(716,832)
TiVo, Inc.*	(46,830)	(390,562)
Valassis Communications, Inc.*	(23,000)	(268,870)

		(5,596,787)

Pharmaceuticals & Biotechnology (-7.8%)
Acadia Pharmaceuticals, Inc.*	(15,930)	(176,345)
Affymetrix, Inc.*	(34,000)	(786,760)
Alkermes, Inc.*	(46,700)	(728,053)
Altus Pharmaceuticals, Inc.*	(12,671)	(65,636)
Amylin Pharmaceuticals, Inc.*	(39,600)	(1,465,200)
APP Pharmaceuticals, Inc.*	(11,300)	(116,051)
Arena Pharmaceuticals, Inc.*	(30,300)	(237,249)
ARIAD Pharmaceuticals, Inc.*	(23,200)	(98,600)
Array BioPharma, Inc.*	(22,730)	(191,387)
Avigen, Inc.*	(970)	(4,122)
Barr Pharmaceuticals, Inc.*	(7,899)	(419,437)
BioSphere Medical, Inc.*	(10,993)	(56,394)
Caliper Life Sciences, Inc.*	(2,700)	(14,931)
Cepheid, Inc.*	(27,500)	(724,625)
CV Therapeutics, Inc.*	(26,200)	(237,110)
Dyax Corp.*	(18,933)	(69,295)
Enzo Biochem, Inc.*	(15,926)	(202,897)
Exelixis, Inc.*	(52,400)	(452,212)
Geron Corp.*	(5,980)	(33,966)
Human Genome Sciences, Inc.*	(78,700)	(821,628)
ImClone Systems, Inc.*	(15,997)	(687,871)
Inspire Pharmaceuticals, Inc.*	(1,137)	(6,799)
InterMune, Inc.*	(14,770)	(196,884)
Keryx Biopharmaceuticals, Inc.*	(23,780)	(199,752)
Luminex Corp.*	(17,551)	(285,028)
Maxygen, Inc.*	(15,020)	(120,611)
Medarex, Inc.*	(62,100)	(647,082)
Momenta Pharmaceuticals, Inc.*	(73)	(521)
Nektar Therapeutics*	(4,380)	(29,390)
Neurocrine Biosciences, Inc.*	(23,300)	(105,782)
OSI Pharmaceuticals, Inc.*	(25,412)	(1,232,736)
OXiGENE, Inc.*	(800)	(1,992)
PDL BioPharma, Inc.*	(41,855)	(733,300)
Penwest Pharmaceuticals Co.*	(14,500)	(84,825)
Progenics Pharmaceuticals, Inc.*	(13,070)	(236,175)
Regeneron Pharmaceuticals, Inc.*	(28,252)	(682,286)
Seattle Genetics, Inc.*	(3,900)	(44,460)
Senomyx, Inc.*	(16,340)	(122,387)
Vertex Pharmaceuticals, Inc.*	(52,010)	(1,208,192)
ZymoGenetics, Inc.*	(21,157)	(246,902)

		(13,774,873)

Real Estate (-17.5%)
Alexandria Real Estate Equities, Inc. (REIT)	(12,300)	(1,250,541)
Apartment Investment & Management Co. (REIT)	(37,770)	(1,311,752)
AvalonBay Communities, Inc. (REIT)	(15,900)	(1,496,826)
Boston Properties, Inc. (REIT)	(17,953)	(1,648,265)
Brandywine Realty Trust (REIT)	(37,800)	(677,754)
BRE Properties, Inc. (REIT)	(23,407)	(948,686)
Camden Property Trust (REIT)	(24,200)	(1,165,230)
CB Richard Ellis Group, Inc., Class A*	(51,577)	(1,111,484)
Corporate Office Properties Trust SBI/Maryland (REIT)	(19,500)	(614,250)
Cousins Properties, Inc. (REIT)	(20,300)	(448,630)
Developers Diversified Realty Corp. (REIT)	(25,210)	(965,291)
Duke Realty Corp. (REIT)	(57,000)	(1,486,560)
EastGroup Properties, Inc. (REIT)	(11,300)	(472,905)
Education Realty Trust, Inc. (REIT)	(15,696)	(176,423)
Equity Lifestyle Properties, Inc. (REIT)	(9,698)	(442,908)
Essex Property Trust, Inc. (REIT)	(10,546)	(1,028,130)
Federal Realty Investment Trust (REIT)	(17,896)	(1,470,156)

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
First Industrial Realty Trust, Inc. (REIT)	(21,854)	$(756,148)
General Growth Properties, Inc. (REIT)	(1,500)	(61,770)
Glimcher Realty Trust (REIT)	(13,045)	(186,413)
Healthcare Realty Trust, Inc. (REIT)	(23,888)	(606,516)
Jones Lang LaSalle, Inc.	(9,300)	(661,788)
Kilroy Realty Corp. (REIT)	(14,154)	(777,904)
Kimco Realty Corp. (REIT)	(3,700)	(134,680)
Liberty Property Trust (REIT)	(37,973)	(1,094,002)
Macerich Co. (REIT)	(2,790)	(198,257)
Mack-Cali Realty Corp. (REIT)	(16,028)	(544,952)
Maguire Properties, Inc. (REIT)	(17,700)	(521,619)
Mid-America Apartment Communities, Inc. (REIT)	(4,300)	(183,825)
Plum Creek Timber Co., Inc. (REIT)	(47,600)	(2,191,504)
Post Properties, Inc. (REIT)	(21,200)	(744,544)
Regency Centers Corp. (REIT)	(21,979)	(1,417,426)
Sovran Self Storage, Inc. (REIT)	(4,300)	(172,430)
Tejon Ranch Co.*	(1,400)	(57,190)
Thomas Properties Group, Inc.	(13,380)	(144,237)
U-Store-It Trust (REIT)	(100)	(916)
UDR, Inc. (REIT)	(54,400)	(1,079,840)
Ventas, Inc. (REIT)	(47,600)	(2,153,900)
Washington Real Estate Investment Trust (REIT)	(19,800)	(621,918)

		(31,027,570)

Retailing (-2.3%)
Borders Group, Inc.	(30,600)	(325,890)
Casual Male Retail Group, Inc.*	(21,703)	(112,422)
Celebrate Express, Inc.	(4,600)	(36,432)
Chico’s FAS, Inc.*	(13,900)	(125,517)
Childrens Place Retail Stores, Inc.*	(10,020)	(259,819)
Coldwater Creek, Inc.*	(30,300)	(202,707)
Core-Mark Holding Co., Inc.*	(5,500)	(157,960)
dELiA*s, Inc.*	(18,350)	(49,728)
Dillard’s, Inc., Class A	(25,933)	(487,022)
Eddie Bauer Holdings, Inc.*	(1,180)	(7,493)
Foot Locker, Inc.	(65,900)	(900,194)
GSI Commerce, Inc.*	(8,041)	(156,799)
Pacific Sunwear of California, Inc.*	(29,900)	(421,889)
Pier 1 Imports, Inc.*	(41,210)	(215,528)
Pomeroy IT Solutions, Inc.*	(800)	(5,544)
Sally Beauty Holdings, Inc.*	(3,480)	(31,494)
Tractor Supply Co.*	(16,200)	(582,228)
Winmark Corp.*	(3,043)	(63,447)

		(4,142,113)

Semiconductors & Semiconductor Equipment (-4.3%)
Advanced Energy Industries, Inc.*	(17,310)	(226,415)
Advanced Micro Devices, Inc.*	(120,970)	(907,275)
Altera Corp.	(37,220)	(719,090)
Brooks Automation, Inc.*	(35,460)	(468,427)
FormFactor, Inc.*	(22,000)	(728,200)
Ikanos Communications, Inc.*	(17,100)	(91,998)
Leadis Technology, Inc.*	(11,700)	(33,462)
Marvell Technology Group Ltd.*	(1,524)	(21,305)
Microchip Technology, Inc.	(11,321)	(355,706)
National Semiconductor Corp.	(13,160)	(297,942)
Photronics, Inc.*	(19,700)	(245,659)
Rambus, Inc.*	(55,100)	(1,153,794)
Sigmatel, Inc.*	(4,600)	(9,706)
Silicon Laboratories, Inc.*	(26,000)	(973,180)
Spansion, Inc., Class A*	(42,300)	(166,239)
Tessera Technologies, Inc.*	(22,800)	(948,480)
Ultratech, Inc.*	(7,534)	(85,436)
Xilinx, Inc.	(11,488)	(251,243)

		(7,683,557)

Software & Services (-5.3%)
ACI Worldwide, Inc.*	(18,700)	(356,048)
BearingPoint, Inc.*	(88,990)	(251,842)
Bitstream, Inc.*	(5,800)	(37,120)
Blackboard, Inc.*	(630)	(25,357)
Callidus Software*	(9,650)	(49,890)
Catapult Communications Corp.*	(4,453)	(33,620)
CNET Networks, Inc.*	(40,900)	(373,826)
Digital River, Inc.*	(15,100)	(499,357)
eLoyalty Corp.*	(5,690)	(75,961)
Global Cash Access Holdings, Inc.*	(9,420)	(57,085)
Global Payments, Inc.	(32,104)	(1,493,478)
Internet Capital Group, Inc.*	(20,485)	(240,494)
Iron Mountain, Inc.*	(11,600)	(429,432)
Knot, Inc.*	(14,452)	(230,365)
Liquidity Services, Inc.*	(6,500)	(83,850)
LoopNet, Inc.*	(12,500)	(175,625)
MSC.Software Corp.*	(21,830)	(283,572)
NeuStar, Inc., Class A*	(15,600)	(447,408)
Parametric Technology Corp.*	(34,177)	(610,059)
Rainmaker Systems, Inc.*	(5,850)	(37,791)
RealNetworks, Inc.*	(48,778)	(297,058)
Red Hat, Inc.*	(65,952)	(1,374,440)
SAVVIS, Inc.*	(14,061)	(392,443)
Secure Computing Corp.*	(5)	(48)
Sonic Solutions, Inc.*	(13,345)	(138,655)
SupportSoft, Inc.*	(5,200)	(23,140)
THQ, Inc.*	(32,900)	(927,451)
VeriFone Holdings, Inc.*	(22,280)	(518,010)
Xata Corp.*	(900)	(2,754)

		(9,466,179)

Technology Hardware & Equipment (-4.2%)
Acacia Research-Acacia Technologies*	(16,425)	(147,496)
Acme Packet, Inc.*	(6,580)	(82,842)
ADTRAN, Inc.	(10,300)	(220,214)
Arris Group, Inc.*	(54,917)	(548,072)
Avid Technology, Inc.*	(18,930)	(536,476)
Brightpoint, Inc.*	(25,400)	(390,144)
Ciprico, Inc.	(800)	(3,752)
Cogent, Inc.*	(25,820)	(287,893)
Comtech Group, Inc.*	(10,143)	(163,404)
Cray, Inc.*	(1,200)	(7,188)
Datalink Corp.*	(1,700)	(6,273)
F5 Networks, Inc.*	(25,336)	(722,583)
InterDigital, Inc.*	(16,511)	(385,202)
Intevac, Inc.*	(11,222)	(163,168)
Lexmark International, Inc., Class A*	(35,800)	(1,247,988)
LoJack Corp.*	(10,137)	(170,403)
Merix Corp.*	(12,900)	(59,985)
Metalink Ltd.*	(3,100)	(14,012)
Napco Security Systems, Inc.*	(9,440)	(59,000)
NumereX Corp., Class A*	(7,955)	(65,629)
Occam Networks, Inc.*	(8,339)	(29,687)
Packeteer, Inc.*	(18,284)	(112,629)
Photon Dynamics, Inc.*	(3,881)	(32,212)
Planar Systems, Inc.*	(10,900)	(69,760)
Powerwave Technologies, Inc.*	(62,100)	(250,263)
RAE Systems, Inc.*	(3,900)	(10,530)
Riverbed Technology, Inc.*	(1,350)	(36,099)

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Number of Shares	Value (Note 1)
Rogers Corp.*	(9,100)	$(394,667)
Tellabs, Inc.*	(80,568)	(526,915)
Transact Technologies, Inc.*	(5,260)	(25,195)
Vyyo, Inc.*	(11,460)	(35,984)
Zebra Technologies Corp., Class A*	(20,000)	(694,000)

		(7,499,665)

Telecommunication Services (-0.6%)
Arbinet-thexchange, Inc.*	(2,600)	(15,730)
Crown Castle International Corp.*	(2,070)	(86,112)
Syniverse Holdings, Inc.*	(12,600)	(196,308)
Time Warner Telecom, Inc., Class A*	(17,260)	(350,205)
Windstream Corp.	(32,180)	(418,984)

		(1,067,339)

Transportation (-3.0%)
AirTran Holdings, Inc.*	(43,530)	(311,675)
AMR Corp.*	(46,671)	(654,794)
Celadon Group, Inc.*	(13,980)	(128,057)
Con-way, Inc.	(20,610)	(856,139)
Covenant Transport Group, Inc., Class A*	(8,370)	(56,246)
Expeditors International of Washington, Inc.	(20,171)	(901,240)
Frozen Food Express Industries, Inc.	(10,800)	(63,720)
JetBlue Airways Corp.*	(63,730)	(376,007)
Landstar System, Inc.	(19,400)	(817,710)
Marten Transport Ltd.*	(7,730)	(107,834)
P.A.M. Transportation Services, Inc.*	(6,400)	(99,456)
Southwest Airlines Co.	(36,940)	(450,668)
U.S. Airways Group, Inc.*	(100)	(1,471)
YRC Worldwide, Inc.*	(27,400)	(468,266)

		(5,293,283)

Utilities (-1.4%)
Atmos Energy Corp.	(31,500)	(883,260)
Environmental Power Corp.*	(6,700)	(30,619)
Equitable Resources, Inc.	(30,352)	(1,617,155)

		(2,531,034)

Total Securities Sold Short (-93.1%)
(Proceeds Received $191,265,689)		(164,753,962)

Total Investments (99.4%)
(Cost/Amortized Cost $136,272,631)		175,790,066
Other Assets Less Liabilities (0.6%)		1,108,635

Net Assets (100%)		$176,898,701

*	Non-income producing.
(A)	All long positions are pledged as collateral for securities sold short.

Glossary:

REIT — Real Estate Investment Trust

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$251,082,644
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$242,507,002

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$20,756,479
Aggregate gross unrealized depreciation	(8,475,790)

Net unrealized appreciation	$12,280,689

Federal income tax cost of investments	$161,522,795

The Portfolio has a net capital loss carryforward of $30,199,955 of which $617,013 expires in the year 2011, $2,527,100 expires in the year 2012, $3,508,597 expires in the year 2013, $11,523,152 expires in the year 2014, and $12,024,093 expires in the year 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (6.3%)
Automobiles (1.2%)
Harley-Davidson, Inc.^	89,000	$4,157,190
Honda Motor Co., Ltd. (ADR)^	1,391,900	46,127,566

		50,284,756

Industrial Conglomerates (1.2%)
Koninklijke Philips Electronics N.V. (N.Y. Shares)	1,082,500	46,276,875

Leisure Equipment & Products (0.2%)
Mattel, Inc.^	430,000	8,187,200

Media (3.5%)
CBS Corp., Class B^	233,500	6,362,875
Time Warner, Inc.	5,808,710	95,901,802
Walt Disney Co.^	1,295,800	41,828,424

		144,093,101

Multiline Retail (0.1%)
Macy’s, Inc.^	140,100	3,624,387

Specialty Retail (0.1%)
Gap, Inc.	237,400	5,051,872

Total Consumer Discretionary		257,518,191

Consumer Staples (9.4%)
Food & Staples Retailing (0.2%)
Kroger Co.	312,800	8,354,888

Food Products (7.1%)
Archer-Daniels-Midland Co.^	472,839	21,953,915
General Mills, Inc.	1,432,800	81,669,600
Kraft Foods, Inc., Class A	2,482,700	81,010,501
Unilever N.V. (N.Y. Shares)	2,985,500	108,851,330

		293,485,346

Household Products (2.1%)
Kimberly-Clark Corp.	1,221,820	84,720,999

Total Consumer Staples		386,561,233

Energy (15.3%)
Energy Equipment & Services (4.3%)
BJ Services Co.^	2,240,200	54,347,252
Halliburton Co.	1,821,100	69,037,901
Nabors Industries Ltd.*	156,200	4,278,318
Transocean, Inc.*^	320,151	45,829,616

		173,493,087

Oil, Gas & Consumable Fuels (11.0%)
Anadarko Petroleum Corp.	1,079,800	70,932,062
Chevron Corp.^	904,000	84,370,320
Consol Energy, Inc.^	523,000	37,404,960
Exxon Mobil Corp.	2,220,990	208,084,553
Peabody Energy Corp.^	833,400	51,370,776

		452,162,671

Total Energy		625,655,758

Financials (17.8%)
Capital Markets (4.3%)
Bank of New York Mellon Corp.	2,037,978	99,371,807
Morgan Stanley^	1,467,800	77,954,858

		177,326,665

Diversified Financial Services (6.5%)
Bank of America Corp.	1,594,280	65,779,993
Citigroup, Inc.^	2,840,917	83,636,596
JPMorgan Chase & Co.^	2,680,290	116,994,659

		266,411,248

Insurance (7.0%)
American International Group, Inc.	2,770,900	161,543,470
Hartford Financial Services Group, Inc.	411,500	35,878,685
Travelers Cos., Inc.	1,670,638	89,880,325

		287,302,480

Total Financials		731,040,393

Health Care (11.2%)
Health Care Equipment & Supplies (2.6%)
Baxter International, Inc.	1,035,550	60,113,677
Covidien Ltd.^	1,062,350	47,051,482

		107,165,159

Pharmaceuticals (8.6%)
Bristol-Myers Squibb Co.	3,035,200	80,493,504
GlaxoSmithKline plc (ADR)^	898,400	45,270,376
Johnson & Johnson	819,600	54,667,320
Pfizer, Inc.	2,801,070	63,668,321
Schering-Plough Corp.	2,620,000	69,796,800
Wyeth	851,400	37,623,366

		351,519,687

Total Health Care		458,684,846

Industrials (9.6%)
Aerospace & Defense (4.6%)
Honeywell International, Inc.	749,900	46,171,343
Northrop Grumman Corp.	730,800	57,470,112
Raytheon Co.	1,396,377	84,760,084

		188,401,539

Industrial Conglomerates (3.5%)
General Electric Co.^	2,583,200	95,759,224
Tyco International Ltd.^	1,204,250	47,748,512

		143,507,736

Machinery (1.5%)
Deere & Co.^	642,500	59,829,600

Total Industrials		391,738,875

Information Technology (14.5%)
Communications Equipment (0.9%)
Alcatel-Lucent (ADR)	5,236,129	38,328,464

Computers & Peripherals (4.7%)
Hewlett-Packard Co.	1,171,457	59,135,150
International Business Machines Corp.	944,260	102,074,506
Sun Microsystems, Inc.*	1,633,125	29,608,556

		190,818,212

IT Services (1.1%)
Unisys Corp.*^	9,149,700	43,278,081

Office Electronics (2.3%)
Xerox Corp.	5,830,887	94,402,060

Semiconductors & Semiconductor Equipment (5.4%)
Fairchild Semiconductor International, Inc.*^	1,730,100	24,965,343
Intel Corp.	2,221,000	59,211,860
LSI Corp.*^	14,964,200	79,459,902
Micron Technology, Inc.*^	8,275,100	59,994,475

		223,631,580

Software (0.1%)
Borland Software Corp.*^	1,493,700	4,496,037

Total Information Technology		594,954,434

Materials (3.1%)
Chemicals (1.6%)
E.I. du Pont de Nemours & Co.	1,449,850	63,923,886

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Metals & Mining (1.5%)
Alcoa, Inc.	1,716,907	$62,752,951

Total Materials		126,676,837

Telecommunication Services (6.1%)
Diversified Telecommunication Services (6.1%)
AT&T, Inc.	2,097,058	87,153,731
Qwest Communications International, Inc.*^	9,328,600	65,393,486
Verizon Communications, Inc.	2,240,100	97,869,969

Total Telecommunication Services		250,417,186

Utilities (2.2%)
Electric Utilities (1.1%)
Southern Co.^	1,185,800	45,949,750

Multi-Utilities (1.1%)
Consolidated Edison, Inc.^	95,000	4,640,750
Dominion Resources, Inc.	871,920	41,372,604

		46,013,354

Total Utilities		91,963,104

Total Common Stocks (95.5%)
(Cost $3,681,299,514)		3,915,210,857

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (5.3%)
Beta Finance, Inc.
4.37%, 3/10/08 (l)	$24,998,807	24,998,807
CAM U.S. Finance S.A.
4.96%, 2/2/09 (l)	8,000,000	8,000,000
Comerica Bank
5.00%, 6/19/09 (l)	4,000,560	4,000,560
Goldman Sachs Group, Inc.
4.41%, 3/27/09 (l)	3,000,000	3,000,000
K2 (USA) LLC
4.38%, 6/10/08 (l)	9,998,745	9,998,745
Monumental Global Funding II
4.40%, 3/26/10 (l)	4,000,000	4,000,000
Morgan Stanley, Repurchase Agreement
4.70%, 1/2/08 (r)	159,386,574	159,386,574
New York Life Insurance Co.
5.29%, 03/31/08 (l)	5,000,000	5,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		218,384,686

Time Deposit (4.5%)
JPMorgan Chase Nassau
3.51%, 1/2/08	181,643,571	181,643,571

Total Short-Term Investments (9.8%)
(Amortized Cost $400,028,257)		400,028,257

	Number of Contracts (c)
OPTIONS PURCHASED:
Call Options Purchased (0.0%)
SPDR Trust
January 2008 @ $25.00*	2,000	840,000
March 2008 @ $33.00*	2,000	100,000

Total Options Purchased (0.0%)
(Cost $1,653,470)		940,000

Total Investments before Options Written (105.3%)
(Amortized Cost $4,082,981,241)		4,316,179,114

OPTIONS WRITTEN:
Call Options Written (-0.0%)
Chevron Corp.
January 2008 @ $90.00* (d)	(1,500)	(679,500)
Exxon Mobil Corp.
March 2008 @ $100.00* (d)	(4,976)	(99,520)

Total Call Options Written (-0.0%)
(Premiums Received $1,472,348)		(779,020)

Total Investments after Options Written (105.3%)
(Cost/Amortized Cost $4,081,508,893)		4,315,400,094
Other Assets Less Liabilities (-5.3%)		(214,595,294)

Net Assets (100%)		$4,100,804,800

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(c)	One contract relates to 100 shares.
(d)	Covered call option contracts written in connection with securities held.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Options written for the year ended December 31, 2007 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding—January 1, 2007	—	$—
Options Written	6,476	1,472,348
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	—	—
Options Exercised	—	—

Options Outstanding—December 31, 2007	6,476	$1,472,348

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,361,580,136
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,884,097,417

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$483,027,472
Aggregate gross unrealized depreciation	(284,219,956)

Net unrealized appreciation	$198,807,516

Federal income tax cost of investments	$4,117,371,598

At December 31, 2007, the Portfolio had loaned securities with a total value of $209,670,349. This was secured by collateral of $218,384,686 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $873,473 which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2007, the Portfolio incurred approximately $664,654 as brokerage commissions with Merrill Lynch & Co., Inc., and $144,477 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS
Australia (4.5%)
BHP Billiton Ltd.^	1,393,076	$49,098,862
MFS Ltd.^	6,866,213	26,527,064
Rio Tinto Ltd.^	200,529	23,585,178
United Group Ltd.^	2,265,357	38,111,093

Total Australia		137,322,197

Japan (15.4%)
Asahi Breweries Ltd.	1,884,000	31,907,336
Canon, Inc.^	827,000	38,494,383
Honda Motor Co., Ltd.	1,206,000	40,482,478
ITOCHU Corp.	3,557,000	34,769,225
KDDI Corp.	4,230	31,503,021
Mazda Motor Corp.^	2,034,000	10,159,531
Nippon Mining Holdings, Inc.	4,183,000	26,809,542
Nippon Sheet Glass Co., Ltd.^	5,583,000	28,535,944
NOK Corp.^	1,198,900	25,487,960
ORIX Corp.^§	157,000	26,828,358
Ricoh Co., Ltd.	1,310,000	24,214,743
Sekisui House Ltd.^	1,238,000	13,386,779
Sojitz Corp.	7,868,000	28,523,833
Sumitomo Metal Industries Ltd.	5,928,000	27,540,008
Sumitomo Mitsui Financial Group, Inc.	2,567	19,232,681
Toyota Motor Corp.	1,042,000	56,336,929

Total Japan		464,212,751

Other European Countries (55.7%)
Belgium (1.7%)
Fortis	1,892,732	50,032,220

Finland (0.4%)
Fortum Oyj	258,511	11,644,824

France (7.2%)
Electricite de France^	445,808	53,108,141
Societe Generale^	340,847	49,300,317
Total S.A.^	961,486	79,888,238
Vallourec^	124,920	33,815,664

		216,112,360

Germany (16.3%)
Allianz SE (Registered)	244,572	52,903,442
Bayer AG^	705,352	64,484,681
Bayerische Motoren Werke (BMW) AG	925,956	57,333,174
Deutsche Post AG (Registered)	1,300,619	44,705,911
Deutsche Telekom AG (Registered)^	2,923,514	64,200,341
E.ON AG	289,383	61,598,024
RWE AG	375,547	52,710,575
Siemens AG (Registered)	585,471	93,182,839

		491,118,987

Ireland (1.3%)
CRH plc	1,129,312	39,378,988

Italy (6.4%)
ENI S.p.A.	2,241,139	82,080,265
Intesa Sanpaolo S.p.A.	7,268,610	57,492,455
UniCredito Italiano S.p.A.	6,561,947	54,493,321

		194,066,041

Luxembourg (2.1%)
ArcelorMittal^	795,707	61,681,528

Netherlands (4.6%)
Akzo Nobel N.V.	703,155	56,326,737
Royal Dutch Shell plc, Class B	1,999,525	83,187,318

		139,514,055

Spain (2.7%)
Banco Santander S.A.	3,701,611	80,042,598

Switzerland (13.0%)
Credit Suisse Group (Registered)	666,736	40,104,864
Nestle S.A. (Registered)	220,342	101,203,763
Novartis AG (Registered)	1,422,493	78,025,717
Swiss Reinsurance (Registered)	613,179	43,572,186
Swisscom AG (Registered)	122,868	47,968,605
UBS AG (Registered)	743,946	34,432,513
Zurich Financial Services AG (Registered)	161,267	47,362,344

		392,669,992

Total Other European Countries		1,676,261,593

Scandanavia (1.1%)
Sweden (1.1%)
Investor AB, Class B	1,479,877	33,658,547

Total Scandanavia		33,658,547

Southeast Asia (4.8%)
Hong Kong (2.1%)
Kerry Properties Ltd.^	4,250,000	34,147,601
New World Development Ltd.	7,920,000	28,084,746

		62,232,347

South Korea (1.1%)
Dongbu Insurance Co., Ltd.	590,948	34,533,257

Taiwan (1.6%)
Chi Mei Optoelectronics Corp.	13,949,000	19,568,037
Vanguard International Semiconductor Corp.	37,210,692	27,878,334

		47,446,371

Total Southeast Asia		144,211,975

United Kingdom (16.9%)
Anglo American plc	942,856	57,806,954
BAE Systems plc	5,427,887	53,807,664
BP plc	6,411,499	78,490,788
British American Tobacco plc	1,672,862	65,434,482
HBOS plc	2,363,400	34,578,692
Prudential plc	2,627,735	37,243,077
Unilever plc	2,480,494	93,321,988
Vodafone Group plc	23,454,289	87,680,266

Total United Kingdom		508,363,911

Total Common Stocks (98.4%)
(Cost $2,688,114,494)		2,964,030,974

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (9.2%)
Allstate Life Insurance Co.
4.90%, 8/27/08 (l)	$25,000,000	25,000,000
Bancaja U.S. Debt S.A.U.
5.40%, 1/23/08	10,000,000	10,000,000
Banco de Sabadell S.A.
5.19%, 4/23/09 (l)	25,000,000	25,000,000
Bank of Montreal/Chicago
5.14%, 3/12/09 (l)	15,000,000	15,000,000
Calyon/New York
4.41%, 7/2/10 (l)	4,997,430	4,997,430

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Principal Amount	Value (Note 1)
CAM U.S. Finance S.A.
4.96%, 2/2/09 (l)	$10,000,000	$10,000,000
Comerica Bank
5.05%, 3/16/09 (l)	7,999,400	7,999,400
5.00%, 6/19/09 (l)	15,002,100	15,002,100
5.02%, 6/19/09 (l)	11,999,103	11,999,103
Commonwealth Bank of Australia
4.92%, 8/22/08	10,000,000	10,000,000
Glitnir banki hf
5.09%, 1/15/08	10,000,000	10,000,000
Goldman Sachs Group, Inc.
4.60%, 12/23/08	5,000,953	5,000,953
4.41%, 3/27/09	5,000,000	5,000,000
Lehman Brothers Holdings, Inc.
4.62%, 8/24/09	10,000,000	10,000,000
Links Finance LLC
4.37%, 6/22/09	14,994,372	14,994,372
MassMutual Global Funding II
4.40%, 3/26/10	15,000,000	15,000,000
Monumental Global Funding II
4.40%, 3/26/10	7,000,000	7,000,000
4.43%, 5/26/10	1,000,000	1,000,000
Morgan Stanley, Repurchase Agreement
4.70%, 1/2/08 (r)	48,657,265	48,657,266
Pricoa Global Funding I
4.40%, 6/25/10	10,997,252	10,997,252
SLM Corp.
5.08%, 12/15/08	6,002,804	6,002,804
Tango Finance Corp.
4.38%, 6/25/09	4,997,287	4,997,287
Wachovia Bank N.A.
4.37%, 10/2/08	4,000,000	4,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		277,647,967

Time Deposit (1.6%)
JPMorgan Chase Nassau
3.51%, 1/2/08	47,608,440	47,608,440

Total Short-Term Investments (10.8%)
(Amortized Cost $325,256,407)		325,256,407

Total Investments (109.2%)
(Cost/Amortized Cost $3,013,370,901)		3,289,287,381
Other Assets Less Liabilities (-9.2%)		(278,360,885)

Net Assets (100%)		$3,010,926,496

^	All, or a portion of security out on loan (See Note 1).
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2007, the market value of these securities amounted to $26,828,358 or 0.89% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,655,991,741
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$2,059,488,706

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$373,043,267
Aggregate gross unrealized depreciation	(108,474,749)

Net unrealized appreciation	$264,568,518

Federal income tax cost of investments	$3,024,490,455

At December 31, 2007, the Portfolio had loaned securities with a total value of $263,754,740. This was secured by collateral of $277,647,967 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2007, the Portfolio incurred approximately $29,123 as brokerage commissions with Merrill Lynch & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (6.6%)
Asset-Backed Securities (0.8%)
Capital One Multi-Asset Execution Trust,
Series 06-A10 A10
5.150%, 6/16/14	$100,000	$102,555
Chase Issuance Trust,
Series 05-A4 A4
4.230%, 1/15/13	125,000	125,112
Countrywide Asset-Backed Certificates,
Series 06-9 1AF6
5.989%, 10/25/46	100,000	93,230

		320,897

Non-Agency CMO (5.8%)
Banc of America Commercial Mortgage, Inc.,
Series 05-4 A2
4.764%, 7/10/45	325,000	322,830
Series 06-4 A4
5.634%, 7/10/46	50,000	51,054
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 05-PW10 A4
5.405%, 12/11/40 (l)	175,000	175,038
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 07-CD4 A4
5.322%, 12/11/49^	100,000	99,705
Credit Suisse Mortgage Capital Certificates,
Series 06-C3 A3
5.827%, 6/15/38 (l)	100,000	103,888
CW Capital Cobalt Ltd.,
Series 07-C3 A4
5.820%, 5/15/46 (l)	50,000	51,775
Greenwich Capital Commercial Funding Corp.,
Series 06-GG7 A4
6.109%, 7/10/38 (l)	165,000	172,431
GS Mortgage Securities Corp. II,
Series 06-GG8 A4
5.560%, 11/10/39	65,000	66,014
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 05-LDP2 A3
4.697%, 7/15/42	200,000	195,335
JP Morgan Commercial Mortgage Finance Corp.,
Series 00-C10 A2
7.371%, 8/15/32 (l)	229,914	240,094
LB-UBS Commercial Mortgage Trust,
Series 05-C3 A5
4.739%, 7/15/30	200,000	191,780
Merrill Lynch Mortgage Trust,
Series 05-MCP1 A4
4.747%, 6/12/43 (l)	130,000	124,487
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 06-4 A3
5.172%, 12/12/49 (l)	100,000	98,744
Morgan Stanley Capital I,
Series 03-T11 A4
5.150%, 6/13/41	200,000	201,797
Series 07-IQ14 A4
5.692%, 4/15/49 (l)	85,000	86,639
Wachovia Bank Commercial Mortgage Trust,
Series 06-C27 A3
5.765%, 7/15/45 (l)	85,000	87,221

		2,268,832

Total Asset-Backed and Mortgage-Backed Securities		2,589,729

Consumer Discretionary (1.5%)
Automobiles (0.1%)
Daimler Finance N.A. LLC
8.500%, 1/18/31	30,000	37,836

Media (1.1%)
CBS Corp.
4.625%, 5/15/18	45,000	39,543
Comcast Cable Communications Holdings, Inc.
8.375%, 3/15/13	70,000	78,532
Comcast Corp.
5.900%, 3/15/16	60,000	60,365
COX Communications, Inc.
5.450%, 12/15/14	45,000	44,101
News America, Inc.
6.200%, 12/15/34	35,000	34,503
Time Warner, Inc.
7.700%, 5/1/32	65,000	72,219
Viacom, Inc.
6.250%, 4/30/16	40,000	40,243
Walt Disney Co.
6.375%, 3/1/12	60,000	63,705

		433,211

Multiline Retail (0.1%)
Macy’s Retail Holdings, Inc.
6.700%, 7/15/34	30,000	27,063
Target Corp.
6.350%, 11/1/32	25,000	24,664

		51,727

Specialty Retail (0.2%)
Home Depot, Inc.
5.200%, 3/1/11	55,000	54,713
Lowe’s Cos., Inc.
5.400%, 10/15/16	20,000	19,599

		74,312

Total Consumer Discretionary		597,086

Consumer Staples (1.1%)
Beverages (0.2%)
Anheuser-Busch Cos., Inc.
5.750%, 4/1/36	30,000	29,382
Coca-Cola Enterprises, Inc.
6.950%, 11/15/26^	35,000	39,017

		68,399

Food & Staples Retailing (0.2%)
CVS Caremark Corp.
5.750%, 6/1/17	65,000	65,418
Wal-Mart Stores, Inc.
5.250%, 9/1/35	45,000	39,916

		105,334

Food Products (0.5%)
Archer-Daniels-Midland Co.
5.375%, 9/15/35	35,000	30,904
ConAgra Foods, Inc.
6.750%, 9/15/11^	60,000	63,090
Kellogg Co.,
Series B
7.450%, 4/1/31	25,000	28,750
Kraft Foods, Inc.
5.625%, 11/1/11	60,000	61,360

		184,104

Household Products (0.2%)
Clorox Co.
5.950%, 10/15/17^	50,000	49,811

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Proctor & Gamble Co.
4.950%, 8/15/14^	$25,000	$25,334

		75,145

Total Consumer Staples		432,982

Energy (1.5%)
Energy Equipment & Services (0.1%)
Weatherford International Ltd.
5.500%, 2/15/16	60,000	59,110

Oil, Gas & Consumable Fuels (1.4%)
ConocoPhillips Holding Co.
6.950%, 4/15/29	40,000	45,684
Devon Financing Corp. ULC
7.875%, 9/30/31	60,000	72,567
Enterprise Products Operating LP,
Series B
5.600%, 10/15/14	55,000	54,889
Kerr McGee Corp.
6.950%, 7/1/24	40,000	42,728
Kinder Morgan Energy Partners LP
7.125%, 3/15/12	60,000	64,136
6.000%, 2/1/17	35,000	34,998
Marathon Oil Corp.
6.125%, 3/15/12	100,000	106,066
Pemex Project Funding Master Trust
5.750%, 12/15/15	30,000	30,369
StatoilHydro ASA
7.750%, 6/15/23	25,000	29,611
Tennessee Gas Pipeline Co.
7.625%, 4/1/37	25,000	26,890
TransCanada Pipelines Ltd.
5.600%, 3/31/34	25,000	23,029

		530,967

Total Energy		590,077

Financials (9.8%)
Capital Markets (1.7%)
Bear Stearns Cos., Inc.
5.550%, 1/22/17^	40,000	35,848
Goldman Sachs Capital I
6.345%, 2/15/34	25,000	22,578
Goldman Sachs Group, Inc.
5.250%, 10/15/13	75,000	75,025
Jefferies Group, Inc.
7.750%, 3/15/12	105,000	114,013
Lehman Brothers Holdings, Inc.
4.500%, 7/26/10	100,000	98,880
6.875%, 7/17/37	35,000	34,219
Merrill Lynch & Co., Inc.
6.875%, 11/15/18	65,000	67,954
Morgan Stanley
4.250%, 5/15/10	125,000	123,056
4.750%, 4/1/14	70,000	65,580
7.250%, 4/1/32	25,000	27,221

		664,374

Commercial Banks (2.1%)
Abbey National plc
7.950%, 10/26/29	40,000	47,431
BAC Capital Trust XI
6.625%, 5/23/36	45,000	43,780
BB&T Corp.
5.200%, 12/23/15	35,000	33,429
Deutsche Bank AG/London
5.375%, 10/12/12	100,000	102,466
HSBC Holdings plc
5.250%, 12/12/12	40,000	40,033
Korea Development Bank
5.750%, 9/10/13	70,000	70,944
Kreditanstalt fuer Wiederaufbau
4.125%, 10/15/14	15,000	14,974
4.875%, 1/17/17	40,000	41,211
Landesbank Baden-Wuerttemberg/New York
5.050%, 12/30/15	100,000	103,734
PNC Funding Corp.
5.625%, 2/1/17	45,000	43,796
Royal Bank of Scotland Group plc
7.648%, 8/29/49 (l)	40,000	41,269
Wachovia Corp.
5.250%, 8/1/14	55,000	53,775
5.750%, 6/15/17	110,000	109,327
Wells Fargo & Co.
5.125%, 9/15/16	55,000	53,380
Zions Bancorp
5.500%, 11/16/15	25,000	23,445

		822,994

Consumer Finance (1.5%)
American Express Co.
5.500%, 9/12/16	30,000	29,824
American General Finance Corp.
4.625%, 9/1/10^	90,000	89,277
HSBC Finance Corp.
5.875%, 2/1/09	250,000	252,112
SLM Corp.
4.500%, 7/26/10	80,000	73,376
Toyota Motor Credit Corp.
4.250%, 3/15/10	125,000	124,232

		568,821

Diversified Financial Services (3.3%)
Bank of America Corp.
4.375%, 12/1/10	175,000	174,679
6.000%, 9/1/17^	60,000	61,300
CIT Group, Inc.
5.000%, 2/1/15	75,000	65,195
Citigroup, Inc.
6.000%, 2/21/12	135,000	139,690
5.000%, 9/15/14	65,000	61,935
5.850%, 12/11/34	35,000	32,248
Credit Suisse First Boston USA, Inc.
5.125%, 8/15/15	80,000	79,458
General Electric Capital Corp.
4.625%, 9/15/09	110,000	110,546
6.000%, 6/15/12	70,000	73,384
5.625%, 9/15/17	50,000	51,299
6.750%, 3/15/32	15,000	17,031
John Deere Capital Corp.
5.400%, 4/7/10	100,000	102,430
JPMorgan Chase & Co.
6.750%, 2/1/11	100,000	104,999
6.625%, 3/15/12	55,000	57,996
5.750%, 1/2/13	100,000	101,905
JPMorgan Chase Capital XXII
6.450%, 2/2/37	35,000	31,157
National Rural Utilities Cooperative Finance Corp.
8.000%, 3/1/32	25,000	30,192

		1,295,444

Insurance (0.8%)
Allstate Corp.
5.950%, 4/1/36	35,000	32,842
American International Group, Inc.
5.375%, 10/18/11	25,000	25,399
5.450%, 5/18/17	75,000	73,443
Berkshire Hathaway Finance Corp.
4.850%, 1/15/15	30,000	30,044

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Marsh & McLennan Cos., Inc.
5.875%, 8/1/33	$35,000	$30,490
MetLife, Inc.
5.700%, 6/15/35	40,000	36,526
Prudential Financial, Inc.
5.100%, 9/20/14	55,000	54,290
Travelers Cos., Inc.
5.500%, 12/1/15	40,000	39,725

		322,759

Real Estate Investment Trusts (REITs) (0.4%)
iStar Financial, Inc. (REIT)
5.650%, 9/15/11	50,000	44,681
ProLogis (REIT)
5.625%, 11/15/16	55,000	51,004
Simon Property Group LP (REIT)
5.750%, 12/1/15	35,000	33,994

		129,679

Total Financials		3,804,071

Government Securities (70.1%)
Foreign Governments (1.1%)
Province of Ontario
5.125%, 7/17/12	75,000	78,407
5.450%, 4/27/16^	30,000	31,862
Province of Quebec
5.125%, 11/14/16	20,000	20,677
7.500%, 9/15/29	35,000	45,767
Republic of Italy
5.625%, 6/15/12	50,000	53,386
6.875%, 9/27/23	25,000	29,843
5.375%, 6/15/33	25,000	25,641
Republic of Korea
4.875%, 9/22/14	45,000	45,191
Republic of South Africa
5.875%, 5/30/22	105,000	106,724

		437,498

Supranational (0.7%)
European Investment Bank
4.875%, 2/16/16	75,000	77,230
4.875%, 1/17/17^	55,000	56,377
Inter-American Development Bank
7.375%, 1/15/10	105,000	112,789
International Bank for Reconstruction & Development
4.750%, 2/15/35^	40,000	39,339

		285,735

U.S. Government Agencies (47.1%)
Federal Farm Credit Bank
4.875%, 2/18/11	105,000	108,800
4.875%, 1/17/17^	70,000	71,811
Federal Home Loan Bank
4.750%, 4/24/09^	270,000	273,345
5.250%, 6/12/09	150,000	153,277
5.000%, 9/18/09^	195,000	199,565
4.375%, 9/17/10^	115,000	117,232
4.625%, 2/18/11^	160,000	164,619
5.375%, 8/19/11^	35,000	36,930
5.750%, 5/15/12	100,000	107,357
5.375%, 5/18/16	30,000	32,106
4.750%, 12/16/16^	25,000	25,524
4.875%, 5/17/17^	55,000	56,576
Federal Home Loan Mortgage Corp.
7.000%, 3/15/10^	250,000	267,936
5.750%, 1/15/12^	75,000	80,264
5.125%, 7/15/12	75,000	78,834
4.500%, 7/15/13^	95,000	97,249
4.500%, 1/15/14^	170,000	173,920
5.250%, 4/18/16	130,000	137,947
4.000%, 12/1/20	196,429	188,263
5.500%, 3/1/21	148,936	150,759
5.000%, 7/1/21	318,793	319,138
4.500%, 8/1/21	297,906	292,751
6.000%, 9/1/21	80,794	82,652
5.000%, 8/1/26	135,052	133,324
5.500%, 8/1/26	114,360	114,776
6.250%, 7/15/32^	45,000	53,617
4.649%, 2/1/34 (l)	220,779	219,375
4.130%, 2/1/35 (l)	267,553	267,131
4.673%, 8/1/35 (l)	138,266	139,437
5.000%, 3/1/36	967,287	943,998
4.500%, 5/1/36	147,031	138,964
5.000%, 8/1/36	97,369	95,025
6.500%, 8/1/36	325,738	334,898
5.500%, 9/1/36	1,313,547	1,311,001
6.000%, 9/1/36	662,876	672,843
6.500%, 12/1/36	99,959	102,770
6.000%, 4/1/37	64,592	65,557
6.000%, 8/1/37	223,979	227,324
5.500%, 9/1/37	158,739	158,411
Federal National Mortgage Association
5.250%, 1/15/09^	210,000	212,666
6.375%, 6/15/09	125,000	129,766
7.250%, 1/15/10^	300,000	321,525
6.000%, 5/15/11	185,000	198,525
4.375%, 3/15/13	115,000	117,053
5.125%, 1/2/14	90,000	93,212
5.000%, 4/15/15^	70,000	73,440
5.000%, 2/13/17^	135,000	139,997
4.500%, 8/1/20	286,133	281,344
4.000%, 9/1/20	130,639	125,102
5.500%, 1/1/21	176,142	178,492
5.000%, 6/1/21	298,815	299,108
6.000%, 10/1/21	131,829	134,990
5.500%, 4/1/26	107,019	107,500
5.000%, 5/1/26	134,415	132,519
6.625%, 11/15/30^	75,000	92,552
4.390%, 6/1/34 (l)	95,088	93,557
4.331%, 1/1/35 (l)	176,523	177,138
4.862%, 9/1/35 (l)	357,887	357,157
4.500%, 10/1/35	158,650	150,237
5.000%, 11/1/35	110,803	108,174
6.500%, 1/1/36	386,471	397,309
5.000%, 6/1/36	1,347,614	1,315,193
6.147%, 6/1/36 (l)	181,227	185,055
5.500%, 7/1/36	1,788,217	1,786,285
7.000%, 7/1/36	72,714	75,640
6.000%, 9/1/36	84,435	85,760
6.000%, 10/1/36	857,824	871,286
6.500%, 8/1/37	286,281	294,278
6.000%, 9/1/37	297,589	302,219
Government National Mortgage Association
5.000%, 8/15/21	70,772	70,985
4.500%, 8/15/33	49,206	47,123
5.500%, 4/15/35	345,945	348,579
6.000%, 5/15/36	262,380	268,680
5.000%, 6/15/36	282,459	278,352
6.500%, 8/15/36	181,123	187,100
5.500%, 7/15/37	139,232	140,260

		18,373,464

U.S. Treasuries (21.2%)
U.S. Treasury Bonds
8.125%, 8/15/19^	195,000	262,854
8.750%, 8/15/20^	175,000	249,170
8.000%, 11/15/21^	220,000	301,091

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
7.125%, 2/15/23^	$85,000	$109,690
6.250%, 8/15/23^	165,000	197,549
6.125%, 11/15/27^	160,000	193,763
5.500%, 8/15/28	50,000	56,617
6.125%, 8/15/29^	50,000	61,168
6.250%, 5/15/30^	70,000	87,358
5.375%, 2/15/31^	140,000	157,730
4.500%, 2/15/36^	155,000	155,787
4.750%, 2/15/37^	65,000	68,027
U.S. Treasury Notes
4.500%, 2/15/09^	410,000	416,182
4.875%, 5/15/09^	490,000	501,561
6.000%, 8/15/09^	175,000	182,998
4.625%, 11/15/09^	410,000	421,819
6.500%, 2/15/10	240,000	256,631
5.750%, 8/15/10^	260,000	277,428
5.000%, 2/15/11^	790,000	834,253
4.875%, 4/30/11^	140,000	147,459
4.875%, 7/31/11^	115,000	121,361
5.000%, 8/15/11^	295,000	312,516
4.500%, 9/30/11^	105,000	109,544
4.625%, 10/31/11^	235,000	246,273
4.750%, 1/31/12^	150,000	158,109
4.875%, 2/15/12^	150,000	159,117
4.375%, 8/15/12^	150,000	156,539
3.875%, 2/15/13^	275,000	280,500
4.250%, 8/15/13^	235,000	243,574
4.000%, 2/15/14^	110,000	112,380
4.250%, 8/15/15^	535,000	549,127
4.500%, 2/15/16^	195,000	202,967
5.125%, 5/15/16^	120,000	129,881
4.875%, 8/15/16	140,000	149,078
4.625%, 11/15/16^	100,000	104,727
4.625%, 2/15/17^	270,000	282,277

		8,257,105

Total Government Securities		27,353,802

Health Care (0.8%)
Health Care Providers & Services (0.3%)
Cardinal Health, Inc.
5.850%, 12/15/17	45,000	45,065
CIGNA Corp.
5.375%, 3/15/17	25,000	23,932
UnitedHealth Group, Inc.
5.800%, 3/15/36	25,000	22,868
WellPoint, Inc.
5.000%, 12/15/14	40,000	38,317

		130,182

Pharmaceuticals (0.5%)
Abbott Laboratories
5.875%, 5/15/16	55,000	57,450
Eli Lilly & Co.
5.200%, 3/15/17	35,000	34,972
Johnson & Johnson
5.950%, 8/15/37	20,000	21,584
Wyeth
5.500%, 2/1/14	70,000	71,097

		185,103

Total Health Care		315,285

Industrials (1.5%)
Aerospace & Defense (0.4%)
Boeing Co.
5.125%, 2/15/13^	35,000	35,759
Lockheed Martin Corp.
8.500%, 12/1/29	25,000	32,895
United Technologies Corp.
7.125%, 11/15/10	100,000	107,194

		175,848

Building Products (0.2%)
CRH America, Inc.
6.000%, 9/30/16	35,000	34,230
Masco Corp.
6.500%, 8/15/32	35,000	32,204

		66,434

Industrial Conglomerates (0.1%)
General Electric Co.
5.000%, 2/1/13	25,000	25,318
Tyco International Group S.A.
6.875%, 1/15/29	25,000	25,320

		50,638

Machinery (0.2%)
Illinois Tool Works, Inc.
5.750%, 3/1/09	75,000	76,264

Road & Rail (0.6%)
Burlington North Santa Fe Corp.
6.750%, 7/15/11	70,000	73,943
Canadian National Railway Co.
6.200%, 6/1/36	25,000	25,025
CSX Corp.
6.300%, 3/15/12	100,000	102,388
Norfolk Southern Corp.
7.050%, 5/1/37	25,000	27,094

		228,450

Total Industrials		597,634

Information Technology (0.4%)
Communications Equipment (0.2%)
Cisco Systems, Inc.
5.500%, 2/22/16	75,000	76,273

Computers & Peripherals (0.1%)
International Business Machines Corp.
5.875%, 11/29/32	25,000	25,310

IT Services (0.1%)
Electronic Data Systems Corp.,
Series B
6.500%, 8/1/13	40,000	40,446

Total Information Technology		142,029

Materials (0.7%)
Chemicals (0.3%)
Dow Chemical Co.
7.375%, 11/1/29	25,000	27,498
Lubrizol Corp.
4.625%, 10/1/09	100,000	100,425

		127,923

Metals & Mining (0.3%)
Alcan, Inc.
6.125%, 12/15/33	40,000	38,811
BHP Finance USA Ltd.
4.800%, 4/15/13	40,000	38,983
Vale Overseas Ltd.
6.875%, 11/21/36	35,000	35,407

		113,201

Paper & Forest Products (0.1%)
Weyerhaeuser Co.
7.375%, 3/15/32	40,000	40,142

Total Materials		281,266

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Telecommunication Services (1.9%)
Diversified Telecommunication Services (1.7%)
AT&T Corp.
8.000%, 11/15/31	$40,000	$49,123
AT&T, Inc.
4.125%, 9/15/09	100,000	99,364
BellSouth Corp.
6.000%, 11/15/34^	25,000	24,309
British Telecommunications plc
9.125%, 12/15/30	25,000	33,091
Embarq Corp.
7.082%, 6/1/16	25,000	25,760
France Telecom S.A.
8.500%, 3/1/31	25,000	32,416
Sprint Capital Corp.
6.900%, 5/1/19	60,000	59,602
8.750%, 3/15/32	30,000	33,816
Telecom Italia Capital S.A.
5.250%, 11/15/13	50,000	49,417
Telefonica Europe B.V.
7.750%, 9/15/10	75,000	80,276
Verizon Communications, Inc.
7.250%, 12/1/10	75,000	80,395
7.375%, 9/1/12	55,000	60,726
5.850%, 9/15/35	25,000	24,454

		652,749

Wireless Telecommunication Services (0.2%)
New Cingular Wireless Services, Inc.
8.750%, 3/1/31	35,000	45,359
Vodafone Group plc
4.625%, 7/15/18	40,000	36,529

		81,888

Total Telecommunication Services		734,637

Utilities (1.9%)
Electric Utilities (1.7%)
Alabama Power Co.,
Series Q
5.500%, 10/15/17	35,000	35,435
Consolidated Edison Co. of New York, Inc.,
Series B
7.500%, 9/1/10	50,000	53,678
Duke Energy Indiana, Inc.
5.000%, 9/15/13	50,000	48,945
Exelon Corp.
4.900%, 6/15/15	35,000	32,946
FirstEnergy Corp.,
Series C
7.375%, 11/15/31	50,000	54,862
Florida Power & Light Co.
5.650%, 2/1/37	15,000	14,558
Florida Power Corp.
4.800%, 3/1/13	55,000	54,664
Hydro-Quebec
6.300%, 5/11/11	100,000	107,082
Oncor Electric Delivery Co.
7.000%, 9/1/22	40,000	41,438
Pacific Gas & Electric Co.
3.600%, 3/1/09	150,000	148,378
PacifiCorp
5.750%, 4/1/37	30,000	28,921
Virginia Electric & Power Co.,
Series B
6.000%, 1/15/36	55,000	53,817

		674,724

Gas Utilities (0.1%)
Oneok, Inc.
6.000%, 6/15/35	25,000	22,493

Independent Power Producers & Energy Traders (0.1%)
Tennessee Valley Authority
5.880%, 4/1/36	35,000	40,201

Total Utilities		737,418

Total Long-Term Debt Securities (97.8%)
(Cost $37,477,576)		38,176,016

SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (10.9%)
Credit Suisse (USA) LLC, Repurchase Agreement
4.69%, 1/2/08 (r)	2,000,000	2,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	2,260,490	2,260,490

Total Short-Term Investments of Cash Collateral for Securities Loaned		4,260,490

Time Deposit (1.8%)
JPMorgan Chase Nassau
3.51%, 1/2/08	699,983	699,983

Total Short-Term Investments (12.7%)
(Amortized Cost $4,960,473)		4,960,473

Total Investments (110.5%)
(Cost/Amortized Cost $42,438,049)		43,136,489
Other Assets Less Liabilities (-10.5%)		(4,102,669)

Net Assets (100%)		$39,033,820

^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

CMO — Collateralized Mortgage Obligation

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$6,965,793
Long-term U.S. Treasury securities	6,684,795

$13,650,588

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$8,192,976
Long-term U.S. Treasury securities	8,439,509

$16,632,485

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$812,264
Aggregate gross unrealized depreciation	(120,542)

Net unrealized appreciation	$691,722

Federal income tax cost of investments	$42,444,767

At December 31, 2007, the Portfolio had loaned securities with a total value of $10,654,909. This was secured by collateral of $4,260,490 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $6,586,481 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $998,798 which expires in the year 2014.

The Portfolio utilized net capital loss carryforward of $34,869 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (7.5%)
Automobiles (0.3%)
General Motors Corp.	64,700	$1,610,383

Hotels, Restaurants & Leisure (2.6%)
Carnival Corp.	69,500	3,092,055
McDonald’s Corp.	149,700	8,818,827

		11,910,882

Household Durables (1.4%)
Newell Rubbermaid, Inc.	71,800	1,858,184
Tupperware Brands Corp.^	148,400	4,901,652

		6,759,836

Leisure Equipment & Products (0.8%)
Mattel, Inc.	192,600	3,667,104

Media (1.7%)
CBS Corp., Class B	200,800	5,471,800
Shaw Communications, Inc., Class B	97,500	2,308,800

		7,780,600

Specialty Retail (0.7%)
Sherwin-Williams Co.^	55,600	3,227,024

Total Consumer Discretionary		34,955,829

Consumer Staples (9.1%)
Beverages (2.3%)
Coca-Cola Co.	134,300	8,241,991
Molson Coors Brewing Co., Class B	48,700	2,513,894

		10,755,885

Food & Staples Retailing (0.5%)
SYSCO Corp.	71,000	2,215,910

Food Products (1.5%)
ConAgra Foods, Inc.	92,800	2,207,712
General Mills, Inc.	24,800	1,413,600
JM Smucker Co.	68,400	3,518,496

		7,139,808

Household Products (3.3%)
Colgate-Palmolive Co.	35,200	2,744,192
Kimberly-Clark Corp.	69,800	4,839,932
Procter & Gamble Co.	104,600	7,679,732

		15,263,856

Tobacco (1.5%)
Loews Corp.- Carolina Group	82,400	7,028,720

Total Consumer Staples		42,404,179

Energy (15.8%)
Oil, Gas & Consumable Fuels (15.8%)
Chevron Corp.	157,300	14,680,809
ConocoPhillips	150,500	13,289,150
Exxon Mobil Corp.	258,900	24,256,341
Marathon Oil Corp.	98,500	5,994,710
PetroChina Co., Ltd. (ADR)^	9,600	1,684,512
Plains All American Pipeline LP	76,000	3,952,000
Royal Dutch Shell plc (ADR)	28,200	2,374,440
Sasol Ltd. (Sponsored ADR)^	68,300	3,378,801
StatoilHydro ASA (ADR)^	136,101	4,153,803

		73,764,566

Total Energy		73,764,566

Financials (26.6%)
Capital Markets (2.0%)
Bank of New York Mellon Corp.	51,000	2,486,760
Blackstone Group LP	71,800	1,588,934
Morgan Stanley	100,000	5,311,000

		9,386,694

Commercial Banks (5.2%)
Banco Santander Central S.A. (Sponsored ADR)^	184,000	3,963,360
Barclays plc (ADR)	64,500	2,603,865
Canadian Imperial Bank of Commerce^	30,100	2,150,043
HSBC Holdings plc (ADR)^	26,613	2,227,774
KeyCorp	80,400	1,885,380
Pacific Capital Bancorp N.A.^	55,800	1,123,254
Wachovia Corp.	59,800	2,274,194
Webster Financial Corp.^	111,500	3,564,655
Wells Fargo & Co.	151,300	4,567,747

		24,360,272

Consumer Finance (0.2%)
Discover Financial Services	50,050	754,754

Diversified Financial Services (7.0%)
Bank of America Corp.	204,900	8,454,174
Citigroup, Inc.	309,950	9,124,928
JPMorgan Chase & Co.	338,000	14,753,700

		32,332,802

Insurance (9.9%)
Aegon N.V. (N.Y. Shares)	105,792	1,854,534
Allianz SE (ADR)^	216,800	4,607,000
American International Group, Inc.	48,800	2,845,040
Chubb Corp.	68,600	3,744,188
Endurance Specialty Holdings Ltd.^	41,700	1,740,141
Lincoln National Corp.	39,400	2,293,868
Manulife Financial Corp.^	75,000	3,056,250
Nationwide Financial Services, Inc.	83,520	3,759,235
PartnerReinsurance Ltd.^	65,800	5,430,474
Sun Life Financial, Inc.^	83,900	4,693,366
Travelers Cos., Inc.	161,100	8,667,180
XL Capital Ltd., Class A	70,400	3,541,824

		46,233,100

Real Estate Investment Trusts (REITs) (1.8%)
First Industrial Realty Trust, Inc. (REIT)^	108,700	3,761,020
Host Hotels & Resorts, Inc. (REIT)^	98,300	1,675,032
ProLogis (REIT)	46,900	2,972,522

		8,408,574

Thrifts & Mortgage Finance (0.5%)
Fannie Mae	61,300	2,450,774

Total Financials		123,926,970

Health Care (8.3%)
Pharmaceuticals (8.3%)
Abbott Laboratories	40,900	2,296,535
Eli Lilly & Co.	93,900	5,013,321
Johnson & Johnson	101,000	6,736,700
Merck & Co., Inc.	184,700	10,732,917
Pfizer, Inc.	445,800	10,133,034
Wyeth	86,800	3,835,692

		38,748,199

Total Health Care		38,748,199

Industrials (8.4%)
Aerospace & Defense (2.7%)
Northrop Grumman Corp.	79,500	6,251,880
Raytheon Co.	107,900	6,549,530

		12,801,410

Commercial Services & Supplies (2.0%)
Deluxe Corp.^	71,500	2,351,635
R.R. Donnelley & Sons Co.	63,500	2,396,490
Steelcase, Inc., Class A	144,900	2,299,563

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Waste Management, Inc.	62,400	$2,038,608

		9,086,296

Electrical Equipment (1.3%)
Emerson Electric Co.	103,900	5,886,974

Industrial Conglomerates (2.1%)
General Electric Co.	267,400	9,912,518

Marine (0.3%)
Diana Shipping, Inc.^	48,000	1,510,080

Total Industrials		39,197,278

Information Technology (5.4%)
Communications Equipment (0.5%)
Nokia Oyj (ADR)	63,300	2,430,087

Internet Software & Services (0.4%)
United Online, Inc.^	144,000	1,702,080

Semiconductors & Semiconductor Equipment (2.7%)
Applied Materials, Inc.	228,100	4,051,056
Intel Corp.	139,100	3,708,406
Siliconware Precision Industries Co. (ADR)^	277,900	2,470,531
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	232,882	2,319,505

		12,549,498

Software (1.8%)
Microsoft Corp.	239,600	8,529,760

Total Information Technology		25,211,425

Materials (3.1%)
Chemicals (1.9%)
BASF AG (ADR)	20,500	3,003,250
Dow Chemical Co.	54,200	2,136,564
E.I. du Pont de Nemours & Co.	47,400	2,089,866
Sensient Technologies Corp.^	55,800	1,578,024

		8,807,704

Containers & Packaging (0.4%)
Sonoco Products Co.	57,600	1,882,368

Metals & Mining (0.8%)
Southern Copper Corp.^	33,800	3,553,394

Total Materials		14,243,466

Telecommunication Services (7.3%)
Diversified Telecommunication Services (7.3%)
AT&T, Inc.	421,647	17,523,649
Embarq Corp.	78,400	3,883,152
Royal KPN N.V. (Sponsored ADR)	125,600	2,279,640
Verizon Communications, Inc.	242,150	10,579,534

		34,265,975

Total Telecommunication Services		34,265,975

Utilities (5.8%)
Electric Utilities (3.7%)
American Electric Power Co., Inc.	28,400	1,322,304
Duke Energy Corp.	259,100	5,226,047
Exelon Corp.	71,800	5,861,752
FirstEnergy Corp.	69,100	4,998,694

		17,408,797

Multi-Utilities (1.3%)
MDU Resources Group, Inc.	143,450	3,960,654
Suez S.A. (ADR)	33,300	2,266,398

		6,227,052

Water Utilities (0.8%)
Basico do Estado de Sao Paulo S.A. (ADR)^	74,800	3,515,600

Total Utilities		27,151,449

Total Common Stocks (97.3%)
(Cost $428,866,916)		453,869,336

INVESTMENT COMPANY:
Exchange Traded Fund (1.4%)
iShares Russell 1000 Value Index Fund^
(Cost $6,411,186)	80,930	6,494,633

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (10.8%)
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	$14,000,000	14,000,000
BBVA Senior Finance S.A.
5.18%, 3/12/10 (l)	1,000,000	1,000,000
Credit Suisse (USA) LLC, Repurchase Agreement
4.69%, 1/2/08 (r)	10,000,000	10,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	20,355,998	20,355,998
General Electric Capital Corp.
4.40%, 3/12/10 (l)	3,000,000	3,000,000
Goldman Sachs Group, Inc.
4.41%, 3/27/09 (l)	2,000,000	2,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		50,355,998

Time Deposit (0.8%)
JPMorgan Chase Nassau
3.51%, 1/2/08	3,920,264	3,920,264

Total Short-Term Investments (11.6%)
(Amortized Cost $54,276,262)		54,276,262

Total Investments (110.3%)
(Cost/Amortized Cost $489,554,364)		514,640,231
Other Assets Less Liabilities (-10.3%)		(47,865,668)

Net Assets (100%)		$466,774,563

^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$308,877,296
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$294,786,111

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$52,706,673
Aggregate gross unrealized depreciation	(27,148,481)

Net unrealized appreciation	$25,558,192

Federal income tax cost of investments	$489,082,039

At December 31, 2007, the Portfolio had loaned securities with a total value of $48,997,489. This was secured by collateral of $50,355,998 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.3%)
Household Durables (1.9%)
Garmin Ltd.	19,600	$1,901,200

Internet & Catalog Retail (2.8%)
Amazon.com, Inc.*	30,500	2,825,520

Media (1.8%)
Liberty Global, Inc., Class A*^	16,700	654,473
Omnicom Group, Inc.	24,200	1,150,226

		1,804,699

Specialty Retail (3.8%)
Bed Bath & Beyond, Inc.*	22,500	661,275
Best Buy Co., Inc.	19,300	1,016,145
GameStop Corp., Class A*	17,200	1,068,292
Staples, Inc.	47,000	1,084,290

		3,830,002

Total Consumer Discretionary		10,361,421

Energy (3.2%)
Energy Equipment & Services (3.2%)
Cameron International Corp.*	21,000	1,010,730
Noble Corp.	19,200	1,084,992
Smith International, Inc.	15,800	1,166,830

Total Energy		3,262,552

Financials (20.5%)
Capital Markets (7.0%)
Charles Schwab Corp.	94,200	2,406,810
Goldman Sachs Group, Inc.	8,000	1,720,400
State Street Corp.	23,600	1,916,320
TD Ameritrade Holding Corp.*	50,000	1,003,000

		7,046,530

Commercial Banks (2.3%)
U.S. Bancorp	49,400	1,567,956
Wachovia Corp.	20,100	764,403

		2,332,359

Diversified Financial Services (2.9%)
Bank of America Corp.	27,900	1,151,154
JPMorgan Chase & Co.	39,400	1,719,810

		2,870,964

Insurance (8.3%)
Aflac, Inc.	19,700	1,233,811
Aon Corp.	22,500	1,073,025
Chubb Corp	30,000	1,637,400
Hartford Financial Services Group, Inc.	15,300	1,334,007
Prudential Financial, Inc.	8,500	790,840
Travelers Cos., Inc.	30,300	1,630,140
W.R. Berkley Corp.	22,050	657,311

		8,356,534

Total Financials		20,606,387

Health Care (21.5%)
Biotechnology (5.7%)
Amgen, Inc.*	16,700	775,548
Biogen Idec, Inc.*	27,900	1,588,068
Gilead Sciences, Inc.*	52,000	2,392,520
Onyx Pharmaceuticals, Inc.*^	16,600	923,292

		5,679,428

Health Care Equipment & Supplies (5.0%)
Intuitive Surgical, Inc.*	4,100	1,330,450
St. Jude Medical, Inc.*	34,600	1,406,144
Stryker Corp.	31,000	2,316,320

		5,052,914

Health Care Providers & Services (4.7%)
CIGNA Corp.	34,200	1,837,566
Express Scripts, Inc.*	40,200	2,934,600

		4,772,166

Pharmaceuticals (6.1%)
Bristol-Myers Squibb Co.	76,600	2,031,432
Forest Laboratories, Inc.*	35,400	1,290,330
Johnson & Johnson	22,600	1,507,420
Pfizer, Inc.	55,750	1,267,197

		6,096,379

Total Health Care		21,600,887

Industrials (4.8%)
Electrical Equipment (0.8%)
SunPower Corp., Class A*^	6,700	873,613

Machinery (4.0%)
AGCO Corp.*	14,600	992,508
Danaher Corp.	9,900	868,626
Deere & Co.	23,000	2,141,760

		4,002,894

Total Industrials		4,876,507

Information Technology (36.7%)
Communications Equipment (7.2%)
Cisco Systems, Inc.*	64,185	1,737,488
Juniper Networks, Inc.*	40,800	1,354,560
Nokia Oyj (ADR)	47,900	1,838,881
Research In Motion Ltd.*	20,100	2,279,340

		7,210,269

Computers & Peripherals (11.2%)
Apple, Inc.*	21,600	4,278,528
EMC Corp.*	91,400	1,693,642
Hewlett-Packard Co.	46,900	2,367,512
International Business Machines Corp.	16,898	1,826,674
Sun Microsystems, Inc.*	63,550	1,152,161

		11,318,517

Internet Software & Services (3.8%)
eBay, Inc.*	54,100	1,795,579
Google, Inc., Class A*	3,000	2,074,440

		3,870,019

IT Services (2.8%)
Infosys Technologies Ltd. (ADR)	32,600	1,478,736
Paychex, Inc.	36,000	1,303,920

		2,782,656

Office Electronics (0.8%)
Xerox Corp.	50,800	822,452

Semiconductors & Semiconductor Equipment (9.0%)
Intel Corp.	58,300	1,554,278
KLA-Tencor Corp.	16,600	799,456
Lam Research Corp.*	16,600	717,618
MEMC Electronic Materials, Inc.*	16,700	1,477,783
NVIDIA Corp.*	72,750	2,474,955
Texas Instruments, Inc.	59,400	1,983,960

		9,008,050

Software (1.9%)
Microsoft Corp.	54,400	1,936,640

Total Information Technology		36,948,603

Telecommunication Services (2.0%)
Diversified Telecommunication Services (0.7%)
BCE, Inc.	17,200	683,528

Wireless Telecommunication Services (1.3%)
Mobile Telesystems OJSC (ADR)^	7,000	712,530

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Number of Shares	Value (Note 1)
U.S. Cellular Corp.*^	7,000	$588,700

		1,301,230

Total Telecommunication Services		1,984,758

Total Common Stocks (99.0%)
(Cost $83,904,292)		99,641,115

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investment of Cash Collateral for Securities Loaned (2.3%)
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	$2,271,345	2,271,345

Time Deposit (1.2%)
JPMorgan Chase Nassau
3.51%, 1/2/08	1,254,180	1,254,180

Total Short-Term Investments (3.5%)
(Amortized Cost $3,525,525)		3,525,525

Total Investments (102.5%)
(Cost/Amortized Cost $87,429,817)		103,166,640
Other Assets Less Liabilities (-2.5%)		(2,471,127)

Net Assets (100%)		$100,695,513

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$57,355,930
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$53,121,446

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,300,509
Aggregate gross unrealized depreciation	(3,607,273)

Net unrealized appreciation	$15,693,236

Federal income tax cost of investments	$87,473,404

At December 31, 2007, the Portfolio had loaned securities with a total value of $2,214,164. This was secured by collateral of $2,271,345 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (14.3%)
Hotels, Restaurants & Leisure (3.4%)
Las Vegas Sands Corp.*	147,400	$15,189,570
Starbucks Corp.*	58,200	1,191,354

		16,380,924

Household Durables (0.4%)
Jarden Corp.*^	92,200	2,176,842

Internet & Catalog Retail (0.2%)
IAC/InterActiveCorp*	36,600	985,272

Media (3.3%)
Gannett Co., Inc.	25,000	975,000
Omnicom Group, Inc.	40,400	1,920,212
Time Warner Cable, Inc., Class A*^	172,900	4,772,040
Time Warner, Inc.	372,500	6,149,975
Walt Disney Co.	61,200	1,975,536

		15,792,763

Multiline Retail (2.7%)
Target Corp.	263,000	13,150,000

Specialty Retail (4.1%)
Best Buy Co., Inc.	93,700	4,933,305
Home Depot, Inc.	35,300	950,982
Lowe’s Cos., Inc.	426,800	9,654,216
Urban Outfitters, Inc.*^	159,200	4,339,792

		19,878,295

Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc.*	33,000	1,009,140

Total Consumer Discretionary		69,373,236

Consumer Staples (6.6%)
Beverages (3.3%)
Coca-Cola Co.	35,600	2,184,772
PepsiCo, Inc.	182,800	13,874,520

		16,059,292

Food & Staples Retailing (0.3%)
Walgreen Co.	35,500	1,351,840

Household Products (1.2%)
Energizer Holdings, Inc.*^	53,000	5,942,890

Personal Products (1.8%)
Avon Products, Inc.	71,700	2,834,301
Bare Escentuals, Inc.*^	147,600	3,579,300
Estee Lauder Cos., Inc., Class A	51,800	2,258,998

		8,672,599

Total Consumer Staples		32,026,621

Energy (4.4%)
Energy Equipment & Services (3.6%)
Baker Hughes, Inc.	39,700	3,219,670
Schlumberger Ltd.	106,900	10,515,753
Weatherford International Ltd.*	54,800	3,759,280

		17,494,703

Oil, Gas & Consumable Fuels (0.8%)
EOG Resources, Inc.	40,600	3,623,550

Total Energy		21,118,253

Financials (6.5%)
Capital Markets (1.1%)
American Capital Strategies Ltd.^	22,000	725,120
Goldman Sachs Group, Inc.	21,300	4,580,565

		5,305,685

Commercial Banks (1.1%)
Wachovia Corp.	140,100	5,328,003

Consumer Finance (1.2%)
AmeriCredit Corp.*^	65,400	836,466
Capital One Financial Corp.	23,200	1,096,432
SLM Corp.	208,100	4,191,134

		6,124,032

Diversified Financial Services (0.2%)
JPMorgan Chase & Co.	21,400	934,110

Insurance (2.8%)
Aflac, Inc.	65,600	4,108,528
Ambac Financial Group, Inc.^	36,700	945,759
American International Group, Inc.	131,000	7,637,300
Progressive Corp.	42,300	810,468

		13,502,055

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	33,600	504,672

Total Financials		31,698,557

Health Care (18.9%)
Biotechnology (6.7%)
Amylin Pharmaceuticals, Inc.*^	33,500	1,239,500
Genentech, Inc.*	220,800	14,809,056
ImClone Systems, Inc.*	201,200	8,651,600
Millennium Pharmaceuticals, Inc.*^	500,900	7,503,482

		32,203,638

Health Care Equipment & Supplies (3.7%)
Baxter International, Inc.	156,700	9,096,435
Medtronic, Inc.	178,800	8,988,276

		18,084,711

Health Care Providers & Services (2.0%)
DaVita, Inc.*	35,900	2,022,965
UnitedHealth Group, Inc.	133,100	7,746,420

		9,769,385

Health Care Technology (1.7%)
Cerner Corp.*^	147,300	8,307,720

Pharmaceuticals (4.8%)
Allergan, Inc.	125,800	8,081,392
AstraZeneca plc (Sponsored ADR)	86,300	3,695,366
Forest Laboratories, Inc.*	88,200	3,214,890
Sepracor, Inc.*	196,300	5,152,875
Teva Pharmaceutical Industries Ltd. (ADR)^	68,384	3,178,489

		23,323,012

Total Health Care		91,688,466

Industrials (11.1%)
Aerospace & Defense (1.1%)
Boeing Co.	36,900	3,227,274
United Technologies Corp.	26,400	2,020,656

		5,247,930

Air Freight & Logistics (2.0%)
FedEx Corp.	23,200	2,068,744
United Parcel Service, Inc., Class B	110,600	7,821,632

		9,890,376

Airlines (0.6%)
Southwest Airlines Co.	238,100	2,904,820

Commercial Services & Supplies (0.2%)
Monster Worldwide, Inc.*	35,500	1,150,200

Construction & Engineering (1.5%)
Fluor Corp.	50,200	7,315,144

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Industrial Conglomerates (2.0%)
General Electric Co.	260,800	$9,667,856

Machinery (3.7%)
Danaher Corp.	81,500	7,150,810
Illinois Tool Works, Inc.	196,600	10,525,964

		17,676,774

Total Industrials		53,853,100

Information Technology (33.9%)
Communications Equipment (7.3%)
Ciena Corp.*^	101,200	3,451,932
Cisco Systems, Inc.*	543,500	14,712,545
Corning, Inc.	146,400	3,512,136
Polycom, Inc.*	109,300	3,036,354
QUALCOMM, Inc.	277,700	10,927,495

		35,640,462

Computers & Peripherals (2.9%)
Apple, Inc.*	12,000	2,376,960
Brocade Communications Systems, Inc.*	1,030,700	7,565,338
Dell, Inc.*	26,800	656,868
SanDisk Corp.*	52,800	1,751,376
Seagate Technology	70,200	1,790,100

		14,140,642

Electronic Equipment & Instruments (2.0%)
Agilent Technologies, Inc.*	93,723	3,443,383
Flextronics International Ltd.*	164,300	1,981,458
Jabil Circuit, Inc.	263,900	4,029,753

		9,454,594

Internet Software & Services (11.4%)
eBay, Inc.*	382,900	12,708,451
Google, Inc., Class A*	46,200	31,946,376
Yahoo!, Inc.*	451,700	10,506,542

		55,161,369

IT Services (3.7%)
Affiliated Computer Services, Inc., Class A*	73,600	3,319,360
Paychex, Inc.	173,500	6,284,170
VeriFone Holdings, Inc.*^	367,100	8,535,075

		18,138,605

Semiconductors & Semiconductor Equipment (3.4%)
Altera Corp.	350,100	6,763,932
KLA-Tencor Corp.	91,000	4,382,560
Linear Technology Corp.^	65,200	2,075,316
Maxim Integrated Products, Inc.	23,000	609,040
Silicon Laboratories, Inc.*^	36,200	1,354,966
Xilinx, Inc.	61,700	1,349,379

		16,535,193

Software (3.2%)
Microsoft Corp.	349,300	12,435,080
Oracle Corp.*	76,400	1,725,112
SAP AG (Sponsored ADR)^	27,000	1,378,350

		15,538,542

Total Information Technology		164,609,407

Materials (0.5%)
Chemicals (0.3%)
Monsanto Co.	10,600	1,183,914

Metals & Mining (0.2%)
Cleveland-Cliffs, Inc.	9,800	987,840

Total Materials		2,171,754

Telecommunication Services (1.2%)
Diversified Telecommunication Services (0.8%)
Time Warner Telecom, Inc., Class A*^	185,200	3,757,708

Wireless Telecommunication Services (0.4%)
American Tower Corp., Class A*	50,600	2,155,560

Total Telecommunication Service		5,913,268

Utilities (0.4%)
Electric Utilities (0.4%)
Allegheny Energy, Inc.	32,300	2,054,603

Independent Power Producers & Energy Traders (0.0%)
Dynegy, Inc., Class A*	2,838	20,263

Total Utilities		2,074,866

Total Common Stocks (97.8%)
(Cost $442,442,504)
		474,527,528

CONVERTIBLE PREFERRED STOCKS:
Financials (0.4%)
Consumer Finance (0.3%)
SLM Corp.
7.25%	1,390	1,445,530

Thrifts & Mortgage Finance (0.1%)
Washington Mutual, Inc.
7.75%^	570	504,450

Total Convertible Preferred Stocks (0.4%)
(Cost $1,956,057)		1,949,980

INVESTMENT COMPANY:
Exchange Traded Fund (0.3%)
iShares Russell 1000 Growth Index Fund
(Cost $1,207,364)	20,000	1,215,600

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (8.8%)
CDC Financial Products, Inc.
4.65%, 2/29/08 (l)	$1,000,000	1,000,000
Goldman Sachs Group, Inc.
4.62%, 8/18/08 (l)	1,000,000	1,000,000
Morgan Stanley, Repurchase Agreement
4.70%, 1/2/08 (r)	38,806,996	38,806,996
Wachovia Bank N.A.
4.37%, 6/27/08 (l)	1,999,904	1,999,904

Total Short-Term Investments of Cash Collateral for Securities Loaned		42,806,900

Time Deposit (2.0%)
JPMorgan Chase Nassau
3.51%, 1/2/08	9,758,306	9,758,306

Total Short-Term Investments (10.8%)
(Amortized Cost $52,565,206)		52,565,206

Total Investments (109.3%)
(Cost/Amortized Cost $498,171,131)		530,258,314
Other Assets Less Liabilities (-9.3%)		(45,185,303)

Net Assets (100%)		$485,073,011

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$239,089,450
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$172,018,465

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$73,598,143
Aggregate gross unrealized depreciation	(42,435,766)

Net unrealized appreciation	$31,162,377

Federal income tax cost of investments	$499,095,937

At December 31, 2007, the Portfolio had loaned securities with a total value of $41,466,377. This was secured by collateral of $42,806,900 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $68,927,112 of which $15,778,664 expires in 2009, $36,146,108 expires in the year 2010, and $17,002,340 expires in the year 2011.

The Portfolio utilized capital loss carryforward of $29,707,709 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.2%)
Auto Components (0.7%)
Johnson Controls, Inc.	265,500	$9,568,620
WABCO Holdings, Inc.	106,533	5,336,238

		14,904,858

Hotels, Restaurants & Leisure (1.7%)
Las Vegas Sands Corp.*	136,700	14,086,935
McDonald’s Corp.	271,600	15,999,956
Starwood Hotels & Resorts Worldwide, Inc.	78,000	3,434,340

		33,521,231

Household Durables (1.1%)
Fortune Brands, Inc.^	123,000	8,900,280
Jarden Corp.*^	462,200	10,912,542
Leggett & Platt, Inc.^	194,300	3,388,592

		23,201,414

Media (1.9%)
Gannett Co., Inc.	97,400	3,798,600
Omnicom Group, Inc.	168,800	8,023,064
Time Warner Cable, Inc., Class A*^	167,600	4,625,760
Time Warner, Inc.	485,650	8,018,081
Walt Disney Co.	430,600	13,899,768

		38,365,273

Multiline Retail (1.4%)
Nordstrom, Inc.^	180,200	6,618,746
Target Corp.	453,100	22,655,000

		29,273,746

Specialty Retail (2.2%)
Best Buy Co., Inc.	218,000	11,477,700
Lowe’s Cos., Inc.	475,800	10,762,596
Urban Outfitters, Inc.*^	782,000	21,317,320

		43,557,616

Textiles, Apparel & Luxury Goods (1.2%)
Coach, Inc.*	202,900	6,204,682
Hanesbrands, Inc.*	671,087	18,233,434

		24,438,116

Total Consumer Discretionary		207,262,254

Consumer Staples (8.3%)
Beverages (2.9%)
Coca-Cola Co.	198,600	12,188,082
Pepsi Bottling Group, Inc.	181,542	7,163,647
PepsiCo, Inc.	521,000	39,543,900

		58,895,629

Food & Staples Retailing (0.6%)
Costco Wholesale Corp.	178,300	12,438,208

Food Products (2.4%)
Campbell Soup Co.	86,600	3,094,218
Kraft Foods, Inc., Class A	689,314	22,492,316
Sara Lee Corp.	1,458,800	23,428,328

		49,014,862

Household Products (0.7%)
Energizer Holdings, Inc.*^	127,400	14,285,362

Personal Products (0.9%)
Avon Products, Inc.	97,100	3,838,363
Bare Escentuals, Inc.*^	294,300	7,136,775
Estee Lauder Cos., Inc., Class A	159,200	6,942,712

		17,917,850

Tobacco (0.8%)
Altria Group, Inc.	218,372	16,504,556

Total Consumer Staples		169,056,467

Energy (9.1%)
Energy Equipment & Services (3.0%)
Baker Hughes, Inc.	131,000	10,624,100
BJ Services Co.	476,500	11,559,890
Schlumberger Ltd.	169,248	16,648,926
Transocean, Inc.	42,290	6,053,813
Weatherford International Ltd.*	217,648	14,930,653

		59,817,382

Oil, Gas & Consumable Fuels (6.1%)
Arch Coal, Inc.^	221,400	9,947,502
Chevron Corp.	177,612	16,576,528
ConocoPhillips	110,800	9,783,640
EOG Resources, Inc.	124,200	11,084,850
Exxon Mobil Corp.	235,148	22,031,016
Kinder Morgan Management LLC*^	142,227	7,529,498
Royal Dutch Shell plc (ADR)	419,850	35,351,370
Royal Dutch Shell plc, Class B (ADR)	113,947	9,457,601
Williams Cos., Inc.	82,000	2,933,960

		124,695,965

Total Energy		184,513,347

Financials (15.7%)
Capital Markets (4.0%)
American Capital Strategies Ltd.^	261,500	8,619,040
Goldman Sachs Group, Inc.	228,900	49,224,945
Lehman Brothers Holdings, Inc.	370,500	24,245,520

		82,089,505

Commercial Banks (3.5%)
SunTrust Banks, Inc.	234,000	14,622,660
Wachovia Corp.	956,749	36,385,164
Wells Fargo & Co.	684,000	20,649,960

		71,657,784

Consumer Finance (3.0%)
AmeriCredit Corp.*^	964,200	12,332,118
Capital One Financial Corp	190,500	9,003,030
SLM Corp.	1,961,469	39,503,986

		60,839,134

Diversified Financial Services (1.8%)
JPMorgan Chase & Co.	811,636	35,427,911

Insurance (2.9%)
Aflac, Inc.	213,600	13,377,768
Ambac Financial Group, Inc.^	178,200	4,592,214
American International Group, Inc.	356,600	20,789,780
Marsh & McLennan Cos., Inc.	370,600	9,809,782
MBIA, Inc.^	65,000	1,210,950
Progressive Corp.	311,900	5,976,004
XL Capital Ltd., Class A	77,100	3,878,901

		59,635,399

Real Estate Investment Trusts (REITs) (0.5%)
Douglas Emmett, Inc. (REIT)^	183,200	4,142,152
General Growth Properties, Inc. (REIT)^	91,100	3,751,498
Host Hotels & Resorts, Inc. (REIT)	63,974	1,090,117

		8,983,767

Thrifts & Mortgage Finance (0.0%)
IndyMac Bancorp, Inc.^	99,800	593,810

Total Financials		319,227,310

Health Care (15.0%)
Biotechnology (2.2%)
Genentech, Inc.*	281,500	18,880,205

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
ImClone Systems, Inc.*	261,800	$11,257,400
Millennium Pharmaceuticals, Inc.*	911,100	13,648,278

		43,785,883

Health Care Equipment & Supplies (1.7%)
Baxter International, Inc.	394,200	22,883,310
Medtronic, Inc.	239,600	12,044,692

		34,928,002

Health Care Providers & Services (2.8%)
DaVita, Inc.*	239,475	13,494,416
UnitedHealth Group, Inc.	762,210	44,360,622

		57,855,038

Health Care Technology (0.4%)
Cerner Corp.*^	152,600	8,606,640

Life Sciences Tools & Services (0.3%)
Thermo Fisher Scientific, Inc.*	89,000	5,133,520

Pharmaceuticals (7.6%)
Allergan, Inc.	778,112	49,985,915
AstraZeneca plc (Sponsored ADR)	931,200	39,873,984
Forest Laboratories, Inc.*	1,284,346	46,814,412
Sepracor, Inc.*	231,600	6,079,500
Teva Pharmaceutical Industries Ltd. (ADR)^	250,825	11,658,346

		154,412,157

Total Health Care		304,721,240

Industrials (12.1%)
Aerospace & Defense (1.3%)
Boeing Co.	147,700	12,917,842
United Technologies Corp.	179,462	13,736,021

		26,653,863

Air Freight & Logistics (2.0%)
FedEx Corp.	115,600	10,308,052
United Parcel Service, Inc., Class B^	438,800	31,031,936

		41,339,988

Building Products (0.3%)
Owens Corning, Inc.*^	281,100	5,683,842

Commercial Services & Supplies (0.3%)
Monster Worldwide, Inc.*	190,300	6,165,720

Construction & Engineering (1.1%)
Fluor Corp.	147,700	21,522,844

Electrical Equipment (0.4%)
Cooper Industries Ltd., Class A	130,400	6,895,552

Industrial Conglomerates (4.1%)
General Electric Co.	1,961,628	72,717,550
Tyco International Ltd.	284,137	11,266,032

		83,983,582

Machinery (2.6%)
Caterpillar, Inc.	131,100	9,512,616
Danaher Corp.	216,300	18,978,162
Illinois Tool Works, Inc.	373,600	20,002,544
Parker Hannifin Corp.	62,950	4,740,765

		53,234,087

Total Industrials		245,479,478

Information Technology (16.8%)
Communications Equipment (2.9%)
Ciena Corp.*^	157,200	5,362,092
Cisco Systems, Inc.*	960,287	25,994,969
Polycom, Inc.*^	187,800	5,217,084
QUALCOMM, Inc.	593,200	23,342,420

		59,916,565

Computers & Peripherals (3.2%)
Brocade Communications Systems, Inc.*	775,300	5,690,702
Dell, Inc.*	847,850	20,780,804
Network Appliance, Inc.*	319,700	7,979,712
SanDisk Corp.*	278,600	9,241,162
Seagate Technology^	825,300	21,045,150

		64,737,530

Electronic Equipment & Instruments (2.8%)
Agilent Technologies, Inc.*	169,800	6,238,452
Flextronics International Ltd.*	2,492,400	30,058,344
Jabil Circuit, Inc.	1,295,800	19,786,866

		56,083,662

Internet Software & Services (2.6%)
eBay, Inc.*	150,684	5,001,202
Google, Inc., Class A*	62,080	42,927,078
Yahoo!, Inc.*	236,100	5,491,686

		53,419,966

IT Services (1.8%)
Affiliated Computer Services, Inc., Class A*	283,200	12,772,320
Cognizant Technology Solutions Corp., Class A*	172,600	5,858,044
Paychex, Inc.	155,500	5,632,210
VeriFone Holdings, Inc.*^	534,100	12,417,825

		36,680,399

Semiconductors & Semiconductor Equipment (0.6%)
Qimonda AG (Sponsored ADR)*^	1,407,500	10,063,625
Silicon Laboratories, Inc.*^	83,000	3,106,690

		13,170,315

Software (2.9%)
Microsoft Corp.	809,652	28,823,611
Oracle Corp.*	574,300	12,967,694
SAP AG (Sponsored ADR)^	234,300	11,961,015
Symantec Corp.*	268,700	4,336,818

		58,089,138

Total Information Technology		342,097,575

Materials (3.4%)
Chemicals (1.9%)
Celanese Corp., Class A	141,900	6,005,208
Potash Corp. of Saskatchewan, Inc.	227,100	32,693,316

		38,698,524

Construction Materials (0.3%)
Vulcan Materials Co.^	78,400	6,200,656

Metals & Mining (1.2%)
Barrick Gold Corp.	290,200	12,202,910
Cleveland-Cliffs, Inc.^	66,300	6,683,040
Nucor Corp.	113,200	6,703,704

		25,589,654

Total Materials		70,488,834

Telecommunication Services (4.1%)
Diversified Telecommunication Services (2.7%)
AT&T, Inc.	1,082,500	44,988,700
Time Warner Telecom, Inc., Class A*	462,500	9,384,125

		54,372,825

Wireless Telecommunication Services (1.4%)
American Tower Corp., Class A*	694,800	29,598,480

Total Telecommunication Services		83,971,305

Utilities (2.6%)
Electric Utilities (1.1%)
Allegheny Energy, Inc.	108,800	6,920,768

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Edison International	153,800	$8,208,306
Pinnacle West Capital Corp.	179,900	7,629,559

		22,758,633

Independent Power Producers & Energy Traders (0.7%)
AES Corp.*	635,400	13,591,206

Multi-Utilities (0.8%)
CMS Energy Corp.	594,600	10,334,148
MDU Resources Group, Inc.	220,800	6,096,288

		16,430,436

Total Utilities		52,780,275

Total Common Stocks (97.3%)
(Cost $1,803,056,241)		1,979,598,085

CONVERTIBLE PREFERRED STOCKS:
Financials (0.6%)
Thrifts & Mortgage Finance (0.6%)
Washington Mutual, Inc., 7.75%
(Cost $12,991,854)	13,200	11,682,000

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (10.4%)
ANZ National Bank Ltd.
4.36%, 3/6/09 (l)	$8,997,048	8,997,048
BNP Paribas N.Y.
4.35%, 2/22/08 (l)	2,000,000	2,000,000
Calyon/New York
4.37%, 10/14/08 (l)	4,998,982	4,998,982
Citigroup Global Markets, Inc.
4.65%, 1/7/08 (l)	5,000,000	5,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	29,106,554	29,106,554
Goldman Sachs Group, Inc.
4.41%, 3/27/09	2,000,000	2,000,000
Monumental Global Funding II
4.40%, 3/26/10 (l)	1,000,000	1,000,000
Morgan Stanley, Repurchase Agreement
4.70%, 1/2/08 (r)	121,805,482	121,805,482
National Bank of Canada/New York
5.16%, 4/16/08 (l)	7,000,000	7,000,000
Pricoa Global Funding I
4.37%, 9/22/08 (l)	5,000,000	5,000,000
Swedbank AB/New York
5.15%, 4/16/08 (l)	7,000,000	7,000,000
Tango Finance Corp.
4.38%, 6/25/09 (l)	1,998,915	1,998,915
Ulster Bank Ireland Ltd.
4.72%, 4/18/08 (l)	5,000,000	5,000,000
Unicredito Italiano Bank (Ireland) plc
5.05%, 8/14/08 (l)	5,000,000	5,000,000
Wachovia Bank N.A.
4.37%, 6/27/08 (l)	4,999,759	4,999,759

Total Short-Term Investments of Cash Collateral for Securities Loaned		210,906,740

Time Deposit (2.4%)
JPMorgan Chase Nassau
3.51%, 1/2/08	49,911,702	49,911,702

Total Short-Term Investments (12.8%)
(Amortized Cost $260,818,442)		260,818,442

Total Investments (110.7%)
(Cost/Amortized Cost $2,076,866,537)		2,252,098,527
Other Assets Less Liabilities (-10.7%)		(218,069,012)

Net Assets (100%)		$2,034,029,515

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,813,173,907
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,052,304,726

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$347,836,194
Aggregate gross unrealized depreciation	(175,236,343)

Net unrealized appreciation	$172,599,851

Federal income tax cost of investments	$2,079,498,676

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

At December 31, 2007, the Portfolio had loaned securities with a total value of $204,700,218. This was secured by collateral of $210,906,740 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $6,259, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

The Portfolio utilized capital loss carryforward of $173,350,599 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Consumer Discretionary (21.7%)
Auto Components (1.2%)
Alison Bank, Bank Loan
8.000%, 8/7/14	$1,175,000	$1,096,317
Allison Transmission, Inc.
11.000%, 11/1/15^§	1,785,000	1,624,350

		2,720,667

Distributors (0.2%)
Buhrmann U.S., Inc.
8.250%, 7/1/14	600,000	573,000

Diversified Consumer Services (2.2%)
Carriage Services, Inc.
7.875%, 1/15/15	915,000	901,275
Education Management LLC/Education Management Corp.
8.750%, 6/1/14	1,770,000	1,776,638
Service Corp. International
7.375%, 10/1/14	250,000	252,813
6.750%, 4/1/16	2,235,000	2,151,187

		5,081,913

Hotels, Restaurants & Leisure (5.0%)
American Casino & Entertainment Properties LLC
7.850%, 2/1/12	595,000	613,296
Boyd Gaming Corp.
7.750%, 12/15/12	625,000	632,812
Caesars Entertainment, Inc.
8.125%, 5/15/11^	375,000	348,750
Harrahs Operating Co., Inc.
6.500%, 6/1/16	2,180,000	1,624,100
Landry’s Restaurants, Inc.
9.500%, 12/15/14^	785,000	777,150
Mashantucket Western Pequot Tribe
8.500%, 11/15/15^§	1,390,000	1,396,950
MGM MIRAGE
6.750%, 9/1/12	400,000	389,500
6.625%, 7/15/15	1,180,000	1,106,250
7.625%, 1/15/17^	1,040,000	1,027,000
Mohegan Tribal Gaming Authority
7.125%, 8/15/14	840,000	812,700
Seminole Hard Rock Entertainment, Inc.
7.491%, 3/15/14 § (l)	760,000	725,800
Seneca Gaming Corp.
7.250%, 5/1/12	285,000	287,138
Speedway Motorsports, Inc.
6.750%, 6/1/13	1,035,000	1,019,475
Station Casinos, Inc.
6.875%, 3/1/16^	1,315,000	959,950

		11,720,871

Household Durables (0.1%)
American Greetings Corp.
7.375%, 6/1/16	150,000	145,875

Internet & Catalog Retail (0.5%)
FTD, Inc.
7.750%, 2/15/14	1,304,000	1,225,760

Leisure Equipment & Products (0.4%)
Steinway Musical Instruments, Inc.
7.000%, 3/1/14 §	1,145,000	1,047,675

Media (10.3%)
Allbritton Communications Co.
7.750%, 12/15/12^	935,000	925,650
CCH I Holdings LLC/ CCH I Holdings Capital Corp.
11.000%, 10/1/15^	2,115,000	1,723,725
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.
8.375%, 4/30/14^ §	1,925,000	1,862,437
Citadel Communications Corp.
6.455%, 6/12/14	663,909	600,423
6.475%, 6/12/14	521,091	471,262
CSC Holdings, Inc.,
Series B
8.125%, 7/15/09^	210,000	213,413
Dex Media West LLC/Dex Media Finance Co.,
Series B
8.500%, 8/15/10	820,000	831,275
9.875%, 8/15/13	240,000	249,600
Echostar DBS Corp.
6.375%, 10/1/11	250,000	247,000
7.125%, 2/1/16	575,000	586,500
Idearc, Inc.
8.000%, 11/15/16	1,585,000	1,454,237
Inmarsat Finance plc
7.625%, 6/30/12	575,000	592,250
Intelsat Bermuda Ltd.
10.829%, 6/15/13 (l)	1,375,000	1,409,375
Intelsat Corp.
9.000%, 8/15/14	406,000	408,030
Intelsat Intermediate Holding Co., Ltd.
0.000%, 2/1/15 (e)	2,250,000	1,839,375
Intelsat Subsidiary Holding Co., Ltd.
8.625%, 1/15/15^	2,435,000	2,447,175
Liberty Media LLC
8.250%, 2/1/30	500,000	479,820
Mediacom Broadband LLC
8.500%, 10/15/15^	447,000	396,154
Mediacom LLC/Mediacom Capital Corp.
9.500%, 1/15/13	1,060,000	984,475
Quebecor Media, Inc.
7.750%, 3/15/16 §	400,000	384,000
7.750%, 3/15/16^	900,000	864,000
R.H. Donnelley Corp.,
Series A-1
6.875%, 1/15/13	1,425,000	1,275,375
Series A-2
6.875%, 1/15/13^	960,000	859,200
Sinclair Broadcast Group, Inc.
8.000%, 3/15/12^	400,000	407,500
Univision Communications, Inc., Term Loan
7.095%, 12/31/49	64,430	58,658
7.210%, 12/31/49 (l)	2,255,034	2,053,021
7.605%, 12/31/49 (l)	80,537	73,322
Videotron Ltd.
6.875%, 1/15/14	350,000	342,563

		24,039,815

Multiline Retail (0.6%)
Bon-Ton Stores, Inc.
10.250%, 3/15/14	670,000	505,850
Neiman Marcus Group, Inc. (PIK)
9.000%, 10/15/15	750,000	773,438
Saks, Inc.
8.250%, 11/15/08	57,000	57,570

		1,336,858

Specialty Retail (0.2%)
AutoNation, Inc.
7.000%, 4/15/14^	550,000	521,125

Textiles, Apparel & Luxury Goods (1.0%)
Invista
9.250%, 5/1/12 §	450,000	465,750

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Levi Strauss & Co.
8.875%, 4/1/16^	$725,000	$701,437
Perry Ellis International, Inc.,
Series B
8.875%, 9/15/13	680,000	656,200
Phillips-Van Heusen Corp.
7.250%, 2/15/11^	450,000	452,813
8.125%, 5/1/13	125,000	128,125

		2,404,325

Total Consumer Discretionary		50,817,884

Consumer Staples (4.8%)
Beverages (1.0%)
Constellation Brands, Inc.
7.250%, 9/1/16^	950,000	890,625
Series B
8.125%, 1/15/12^	400,000	401,000
Cott Beverages USA, Inc.
8.000%, 12/15/11	1,225,000	1,139,250

		2,430,875

Food & Staples Retailing (1.6%)
Albertson’s, Inc.
7.450%, 8/1/29	215,000	206,924
Ingles Markets, Inc.
8.875%, 12/1/11	750,000	761,250
Pantry, Inc.
7.750%, 2/15/14	1,635,000	1,504,200
SUPERVALU, Inc.
7.500%, 11/15/14	1,210,000	1,240,250

		3,712,624

Food Products (1.7%)
Dole Foods Co., Inc.
8.625%, 5/1/09	832,000	802,880
Pilgrim’s Pride Corp.
7.625%, 5/1/15	1,000,000	982,500
Smithfield Foods, Inc.
7.625%, 2/15/08	350,000	350,000
7.750%, 7/1/17^	565,000	546,637
Series B
7.750%, 5/15/13^	1,205,000	1,186,925

		3,868,942

Household Products (0.4%)
Central Garden & Pet Co.
9.125%, 2/1/13^	1,165,000	998,988

Personal Products (0.1%)
Elizabeth Arden, Inc.
7.750%, 1/15/14^	215,000	210,700

Total Consumer Staples		11,222,129

Energy (9.7%)
Energy Equipment & Services (1.2%)
Complete Production Services, Inc.
8.000%, 12/15/16	750,000	725,625
Dresser-Rand Group, Inc.
7.375%, 11/1/14	938,000	935,655
Key Energy Services, Inc.
8.375%, 12/1/14^§	1,270,000	1,298,575

		2,959,855

Oil, Gas & Consumable Fuels (8.5%)
Atlas Pipeline Partners LP
8.125%, 12/15/15^	1,992,000	1,972,080
Chesapeake Energy Corp.
6.625%, 1/15/16	2,225,000	2,174,937
Compton Petroleum Finance Corp.
7.625%, 12/1/13	1,925,000	1,790,250
Denbury Resources, Inc.
7.500%, 12/15/15	375,000	378,750
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp.
6.750%, 5/1/14	600,000	588,750
Forest Oil Corp.
7.250%, 6/15/19 §	135,000	135,675
Foundation PA Coal Co.
7.250%, 8/1/14^	1,265,000	1,249,187
Inergy LP/Inergy Finance Corp.
6.875%, 12/15/14^	200,000	194,500
Kinder Morgan Finance Co. ULC
6.400%, 1/5/36	1,830,000	1,511,307
Kinder Morgan, Inc., Bank Loan
6.350%, 5/22/14	2,330,945	2,314,193
OPTI Canada, Inc.
7.875%, 12/15/14 §	745,000	728,237
8.250%, 12/15/14^§	490,000	485,100
Plains Exploration & Production Co.
7.000%, 3/15/17^	1,215,000	1,161,844
Sabine Pass LNG LP
7.250%, 11/30/13	350,000	334,250
7.500%, 11/30/16	1,790,000	1,709,450
Teekay Corp.
8.875%, 7/15/11	525,000	550,594
Williams Cos, Inc.
7.125%, 9/1/11^	650,000	686,563
7.750%, 6/15/31	1,240,000	1,357,800
Williams Partners LP/Williams Partners Finance Corp.
7.250%, 2/1/17	475,000	489,250

		19,812,717

Total Energy		22,772,572

Financials (8.1%)
Capital Markets (0.8%)
Arch Western Finance LLC
6.750%, 7/1/13	1,800,000	1,746,000

Consumer Finance (4.0%)
Ford Motor Credit Co. LLC
7.875%, 6/15/10	7,865,000	7,256,776
GMAC LLC
6.875%, 9/15/11	1,025,000	876,881
8.000%, 11/1/31	1,455,000	1,220,563

		9,354,220

Diversified Financial Services (2.5%)
American Real Estate Partners LP/American Real Estate Finance Corp.
7.125%, 2/15/13^	200,000	188,000
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. (PIK)
8.875%, 4/1/15^§	1,930,000	1,910,700
KAR Holdings, Inc.
8.750%, 5/1/14^§	1,405,000	1,292,600
NSG Holdings LLC/NSG Holdings, Inc.
7.750%, 12/15/25^§	635,000	636,588
Rainbow National Services LLC
10.375%, 9/1/14 §	680,000	736,950
Regency Energy Partners LP/Regency Energy Finance Corp.
8.375%, 12/15/13	972,000	1,001,160

		5,765,998

Real Estate Investment Trusts (REITs) (0.8%)
Felcor Lodging LP (REIT)
8.500%, 6/1/11	1,349,000	1,406,332
Host Marriott LP (REIT)
7.125%, 11/1/13^	125,000	125,938

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Series M (REIT)
7.000%, 8/15/12^	$125,000	$125,000
Ventas Realty LP/Ventas Capital Corp. (REIT)
7.125%, 6/1/15	275,000	277,750

		1,935,020

Total Financials		18,801,238

Government Securities (1.9%)
U.S. Treasuries (1.9%)
U.S. Treasury Bonds
5.000%, 5/15/37^	1,180,000	1,286,108
U.S. Treasury Notes
4.750%, 8/15/17^	585,000	617,861
4.250%, 11/15/17^	2,500,000	2,543,555

Total Government Securities		4,447,524

Health Care (8.2%)
Health Care Equipment & Supplies (2.9%)
Advanced Medical Optics, Inc.
7.500%, 5/1/17^	1,945,000	1,789,400
Bausch & Lomb, Inc.
9.875%, 11/1/15^§	3,045,000	3,090,675
Boston Scientific Corp.
6.400%, 6/15/16^	1,920,000	1,804,800

		6,684,875

Health Care Providers & Services (5.3%)
Community Health Systems, Inc., Term Loan
8.875%, 7/15/15	1,805,000	1,838,843
0.000%, 12/31/49	127,610	122,652
7.331%, 12/31/49	2,543,766	2,444,929
HCA, Inc.
6.950%, 5/1/12	3,170,000	2,948,100
6.300%, 10/1/12^	1,215,000	1,081,350
9.250%, 11/15/16	740,000	777,000
(PIK)
9.625%, 11/15/16	825,000	872,438
Tenet Healthcare Corp.
9.250%, 2/1/15^	1,830,000	1,692,750
U.S. Oncology, Inc.
9.000%, 8/15/12	600,000	591,750

		12,369,812

Life Sciences Tools & Services (0.0%)
Fisher Scientific International, Inc.
6.125%, 7/1/15	75,000	74,500

Total Health Care		19,129,187

Industrials (8.4%)
Aerospace & Defense (2.9%)
Alion Science and Technology Corp.
10.250%, 2/1/15	1,270,000	1,082,675
Alliant Techsystems, Inc.
6.750%, 4/1/16^	200,000	200,000
Bombardier, Inc.
6.750%, 5/1/12 §	1,200,000	1,215,000
DRS Technologies, Inc.
6.625%, 2/1/16	750,000	740,625
Esterline Technologies Corp.
7.750%, 6/15/13^	1,365,000	1,399,125
L-3 Communications Corp.
6.125%, 7/15/13^	75,000	73,688
Moog, Inc.
6.250%, 1/15/15	450,000	437,625
TransDigm, Inc.
7.750%, 7/15/14	1,590,000	1,613,850

		6,762,588

Building Products (0.7%)
Goodman Global Holdings, Inc.,
Series B
7.993%, 6/15/12 (l)	1,660,000	1,651,700

Commercial Services & Supplies (2.1%)
Allied Waste Industries, Inc.
7.400%, 9/15/35	758,000	704,940
Allied Waste North America, Inc.
7.250%, 3/15/15	1,025,000	1,019,875
ARAMARK Services, Inc.
8.500%, 2/1/15^	1,975,000	1,999,687
Browning-Ferris Industries, Inc.
6.375%, 1/15/08^	150,000	150,000
Corrections Corp. of America
7.500%, 5/1/11	195,000	197,438
6.750%, 1/31/14^	375,000	376,406
Di Finance LLC/ DynCorp International,
Series B
9.500%, 2/15/13	531,000	555,559

		5,003,905

Electrical Equipment (0.7%)
Baldor Electric Co.
8.625%, 2/15/17^	1,430,000	1,472,900
General Cable Corp.
7.125%, 4/1/17^	50,000	49,000
Thomas & Betts Corp.
7.250%, 6/1/13	120,000	124,793

		1,646,693

Machinery (0.5%)
Douglas Dynamics LLC
7.750%, 1/15/12 §	350,000	302,750
Terex Corp.
8.000%, 11/15/17	870,000	880,875

		1,183,625

Road & Rail (1.5%)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
7.625%, 5/15/14^	705,000	673,275
Hertz Corp.
8.875%, 1/1/14	1,285,000	1,302,669
RSC Equipment Rental, Inc.
9.500%, 12/1/14^	900,000	805,500
United Rentals North America, Inc.
6.500%, 2/15/12	725,000	657,937

		3,439,381

Total Industrials		19,687,892

Information Technology (1.0%)
Electronic Equipment & Instruments (0.2%)
NXP B.V./NXP Funding LLC
7.993%, 10/15/13 (l)	565,000	519,800

IT Services (0.6%)
SunGard Data Systems, Inc.
9.125%, 8/15/13	971,000	987,992
4.875%, 1/15/14^	495,000	434,363

		1,422,355

Semiconductors & Semiconductor Equipment (0.2%)
Sensata Technologies B.V.
8.000%, 5/1/14^	455,000	427,700

Total Information Technology		2,369,855

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Materials (9.0%)
Chemicals (2.5%)
Airgas, Inc.
6.250%, 7/15/14	$340,000	$324,700
Basell AF SCA
8.375%, 8/15/15^§	1,630,000	1,316,225
ISP Chemco, Inc., Bank Loan
6.975%, 5/31/14	1,521,188	1,444,747
Mosaic Co.
7.875%, 12/1/16 §	1,200,000	1,296,000
Nalco Co.
7.750%, 11/15/11^	315,000	318,938
PolyOne Corp.
8.875%, 5/1/12^	299,000	304,233
Rockwood Specialties Group, Inc.
7.500%, 11/15/14^	750,000	742,500

		5,747,343

Construction Materials (0.4%)
Texas Industries, Inc.
7.250%, 7/15/13^	450,000	441,000
U.S. Concrete, Inc.
8.375%, 4/1/14^	560,000	490,000

		931,000

Containers & Packaging (1.7%)
Ball Corp.
6.625%, 3/15/18	1,010,000	1,002,425
Crown Americas LLC/Crown Americas Capital Corp.
7.750%, 11/15/15^	1,760,000	1,812,800
Owens-Illinois, Inc.
7.350%, 5/15/08	1,260,000	1,263,150

		4,078,375

Metals & Mining (3.5%)
AK Steel Corp.
7.750%, 6/15/12	860,000	864,300
California Steel Industries, Inc.
6.125%, 3/15/14	425,000	374,000
Freeport-McMoRan Copper & Gold, Inc.
8.250%, 4/1/15	195,000	206,700
8.375%, 4/1/17	3,865,000	4,145,212
Novelis, Inc.
7.250%, 2/15/15	700,000	658,000
Steel Dynamics, Inc.
7.375%, 11/1/12 §	805,000	809,025
6.750%, 4/1/15^§	1,080,000	1,042,200

		8,099,437

Paper & Forest Products (0.9%)
Buckeye Technologies, Inc.
8.500%, 10/1/13^	300,000	305,250
Georgia-Pacific LLC
8.125%, 5/15/11	515,000	522,725
9.500%, 12/1/11	155,000	162,750
Newark Group, Inc.
9.750%, 3/15/14	1,150,000	1,104,000

		2,094,725

Total Materials		20,950,880

Telecommunication Services (8.5%)
Diversified Telecommunication Services (6.4%)
Citizens Communications Co.
6.250%, 1/15/13	900,000	871,875
9.000%, 8/15/31	1,845,000	1,840,387
Level 3 Financing, Inc.
9.250%, 11/1/14^	1,355,000	1,226,275
Qwest Communications International, Inc.
7.500%, 2/15/14	675,000	673,313
Series B
7.500%, 2/15/14^	1,453,000	1,449,368
Qwest Corp.
8.875%, 3/15/12	800,000	856,000
7.500%, 10/1/14	250,000	253,750
Telesat Canada Corp., Bank Loan
5.320%, 10/15/14	1,900,000	1,851,362
Time Warner Telecom Holdings, Inc.
9.250%, 2/15/14	2,140,000	2,188,150
Williams Communications Group, Inc.
11.700%, 8/1/08†(h)	575,000	—
Windstream Corp.
8.625%, 8/1/16	2,630,000	2,761,500
7.000%, 3/15/19	980,000	933,450

		14,905,430

Wireless Telecommunication Services (2.1%)
Crown Castle International Corp., Term Loan
6.644%, 12/31/49	2,605,313	2,479,700
Nextel Communications, Inc.,
Series D
7.375%, 8/1/15	345,000	339,694
Rogers Communications, Inc.
9.625%, 5/1/11	825,000	939,123
Vodafone Group plc
6.150%, 2/27/37	1,175,000	1,160,454

		4,918,971

Total Telecommunication Services		19,824,401

Utilities (11.1%)
Electric Utilities (4.2%)
Edison Mission Energy
7.500%, 6/15/13	200,000	205,000
7.750%, 6/15/16^	895,000	921,850
Intergen N.V.
9.000%, 6/30/17 §	3,910,000	4,115,275
Reliant Energy, Inc.
7.875%, 6/15/17^	1,565,000	1,549,350
Tenaska Alabama Partners LP
7.000%, 6/30/21 §	630,094	628,873
Texas Competitive Electric Holdings Co. LLC
8.550%, 10/31/14	2,560,000	2,516,909

		9,937,257

Gas Utilities (1.1%)
AmeriGas Partners LP
7.250%, 5/20/15	690,000	676,200
AmeriGas Partners LP/AmeriGas Eagle Finance Corp.
7.125%, 5/20/16^	850,000	824,500
Suburban Propane Partners LP/Suburban Energy Finance Corp.
6.875%, 12/15/13	1,105,000	1,071,850

		2,572,550

Independent Power Producers & Energy Traders (5.8%)
AES Corp.
8.875%, 2/15/11	475,000	495,188
8.750%, 5/15/13 §	125,000	130,469
8.000%, 10/15/17 §	2,270,000	2,321,075
Dynegy Holdings, Inc.
8.375%, 5/1/16	1,955,000	1,911,012
7.750%, 6/1/19	2,090,000	1,928,025
Energy Future Holdings Corp.
10.875%, 11/1/17 §	4,615,000	4,638,075
Mirant North America LLC
7.375%, 12/31/13^	420,000	421,050
NRG Energy, Inc.
7.375%, 2/1/16	1,095,000	1,067,625

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
7.375%, 1/15/17	$600,000	$585,000

		13,497,519

Total Utilities		26,007,326

Total Long-Term Debt Securities (92.4%)
(Cost $221,137,145)		216,030,888

CONVERTIBLE BONDS:
Consumer Discretionary (0.7%)
Automobiles (0.7%)
Ford Motor Co.
4.250%, 12/15/36	1,535,000	1,525,406

Total Consumer Discretionary		1,525,406

Energy (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Peabody Energy Corp.
4.750%, 12/15/41^	775,000	982,313

Total Energy		982,313

Total Convertible Bonds (1.1%)
(Cost $2,454,043)		2,507,719

	Number of Shares
COMMON STOCKS:
Financials (0.2%)
Diversified Financial Services (0.2%)
Leucadia National Corp.^	7,818	368,228

Total Financials		368,228

Information Technology (0.0%)
Computers & Peripherals (0.0%)
Axiohm Transaction Solutions, Inc.*†	4,056	—

Total Information Technology		—

Total Common Stocks (0.2%)
(Cost $1,114,533)		368,228

	Number of Warrants
WARRANTS:
Health Care (0.0%)
Life Sciences Tools & Services (0.0%)
Charles River Laboratories International, Inc.,
$5.19, expiring 10/1/09*†	250	115,174

Total Health Care		115,174

Information Technology (0.0%)
Internet Software & Services (0.0%)
Verado Holdings, Inc., Class B,
$0.01, expiring 4/15/08*†	300	—

Total Information Technology		—

Telecommunication Services (0.0%)
Diversified Telecommunication Services (0.0%)
Pathnet, Inc.,
$0.01, expiring 4/15/08*†	250	—

Total Telecommunication Services		—

Total Warrants (0.0%)
(Cost $—)		115,174

SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (21.1%)
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	10,000,000	10,000,000
BBVA Senior Finance S.A.
5.18%, 3/12/10 (l)	1,000,000	1,000,000
Beta Finance, Inc.
4.38%, 2/17/09 (l)	1,999,108	1,999,108
Caixa d’Estalvis i Pensions de Barcelona/Catalonia
5.18%, 6/30/08 (l)	2,100,000	2,100,000
Citigroup Global Markets, Inc.
4.65%, 1/7/08 (l)	2,000,000	2,000,000
Credit Suisse (USA) LLC, Repurchase Agreement
4.69%, 1/2/08 (r)	10,000,000	10,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	17,221,457	17,221,457
General Electric Capital Corp.
4.40%, 3/12/10 (l)	2,000,000	2,000,000
Goldman Sachs Group, Inc.
4.41%, 3/27/09 (l)	2,000,000	2,000,000
Monumental Global Funding II
4.40%, 3/26/10 (l)	1,000,000	1,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		49,320,565

Time Deposit (5.2%)
JPMorgan Chase Nassau
3.51%, 1/2/08	12,315,422	12,315,422

Total Short-Term Investments (26.3%)
(Amortized Cost $61,635,987)		61,635,987

Total Investments (120.0%)
(Cost/Amortized Cost $286,341,708)		280,657,996
Other Assets Less Liabilities (-20.0%)		(46,772,444)

Net Assets (100%)		$233,885,552

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $115,174 or 0.05% of net assets) valued at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2007, the market value of these securities amounted to $35,637,029 or 15.24% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

PIK — Payment-in-Kind Security

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$204,100,848
Long-term U.S. Treasury securities	4,388,632

$208,489,480

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$161,843,993

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,438,081
Aggregate gross unrealized depreciation	(7,651,080)

Net unrealized depreciation	$(6,212,999)

Federal income tax cost of investments	$286,870,995

At December 31, 2007, the Portfolio had loaned securities with a total value of $52,086,241. This was secured by collateral of $49,320,565 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $4,033,124 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $5,225, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $24,465,989 of which $4,139,621 expires in the year 2008, $6,348,144 expires in the year 2009, $10,736,475 expires in the year 2010, $2,157,878 expires in the year 2011, $35,502 expires in the year 2014, and $1,048,369 expires in the year 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.6%)
Automobiles (0.7%)
Harley-Davidson, Inc.	83,620	$3,905,890

Diversified Consumer Services (0.9%)
H&R Block, Inc.^	257,590	4,783,446

Household Durables (0.2%)
Hunter Douglas N.V.	13,000	963,257

Internet & Catalog Retail (0.6%)
Amazon.com, Inc.*	19,030	1,762,940
Liberty Media Corp., Interactive, Class A*	69,790	1,331,593

		3,094,533

Media (5.3%)
Comcast Corp., Special Class A*^	510,850	9,256,602
Grupo Televisa S.A. (Sponsored ADR)^	79,700	1,894,469
Lagardere SCA	33,900	2,542,112
Liberty Media Corp., Capital Series, Class A*	13,610	1,585,429
News Corp., Class A	386,700	7,923,483
Virgin Media, Inc.^	84,520	1,448,673
WPP Group plc (ADR)	61,020	3,922,976

		28,573,744

Multiline Retail (0.3%)
Sears Holdings Corp.*^	16,460	1,679,743

Specialty Retail (1.6%)
Bed Bath & Beyond, Inc.*	112,330	3,301,379
CarMax, Inc.*^	192,960	3,810,960
Lowe’s Cos., Inc.	75,280	1,702,833

		8,815,172

Total Consumer Discretionary		51,815,785

Consumer Staples (14.6%)
Beverages (2.3%)
Diageo plc (Sponsored ADR)	87,470	7,507,550
Heineken Holding N.V.	89,200	5,050,968

		12,558,518

Food & Staples Retailing (6.6%)
Costco Wholesale Corp.	298,400	20,816,384
CVS Caremark Corp.	190,156	7,558,701
Wal-Mart Stores, Inc.	146,900	6,982,157

		35,357,242

Food Products (0.2%)
Hershey Co.^	25,630	1,009,822

Household Products (1.3%)
Procter & Gamble Co.	97,200	7,136,424

Personal Products (0.4%)
Avon Products, Inc.	58,630	2,317,644

Tobacco (3.8%)
Altria Group, Inc.	273,780	20,692,292

Total Consumer Staples		79,071,942

Energy (15.0%)
Energy Equipment & Services (0.9%)
Transocean, Inc.	33,869	4,848,347

Oil, Gas & Consumable Fuels (14.1%)
Canadian Natural Resources Ltd.	127,920	9,356,069
China Coal Energy Co.	1,273,600	4,001,744
ConocoPhillips	279,300	24,662,189
Devon Energy Corp.	164,000	14,581,240
EOG Resources, Inc.	131,030	11,694,427
Occidental Petroleum Corp.	150,440	11,582,376

		75,878,045

Total Energy		80,726,392

Financials (34.2%)
Capital Markets (5.0%)
Ameriprise Financial, Inc.	80,450	4,433,600
Bank of New York Mellon Corp.	228,870	11,159,701
E*TRADE Financial Corp.*^	98,400	349,320
Merrill Lynch & Co., Inc. (Private Placement)§†(b)	150,200	6,967,816
Morgan Stanley	42,600	2,262,486
State Street Corp.	22,030	1,788,836

		26,961,759

Commercial Banks (4.9%)
Commerce Bancorp, Inc./New Jersey	99,800	3,806,372
HSBC Holdings plc	253,506	4,248,978
Wachovia Corp.	198,792	7,560,060
Wells Fargo & Co.	362,670	10,949,007

		26,564,417

Consumer Finance (4.1%)
American Express Co.	419,940	21,845,279
Discover Financial Services	32,330	487,536

		22,332,815

Diversified Financial Services (4.9%)
Citigroup, Inc.	223,580	6,582,195
JPMorgan Chase & Co.	377,900	16,495,335
Moody’s Corp.^	101,420	3,620,694

		26,698,224

Insurance (15.0%)
Ambac Financial Group, Inc.^	74,860	1,929,142
American International Group, Inc.	323,600	18,865,880
Aon Corp.	96,460	4,600,177
Berkshire Hathaway, Inc., Class B*	3,919	18,560,384
Everest Reinsurance Group Ltd.	6,860	688,744
Loews Corp.	254,460	12,809,516
Markel Corp.*^	957	469,983
MBIA, Inc.^	37,300	694,899
Millea Holdings, Inc.	100,300	3,384,783
Nipponkoa Insurance Co., Ltd.	232,500	2,116,569
Principal Financial Group, Inc.	28,650	1,972,266
Progressive Corp.	449,370	8,609,929
Sun Life Financial, Inc.	16,270	910,144
Transatlantic Holdings, Inc.^	71,265	5,178,828

		80,791,244

Real Estate Management & Development (0.3%)
Hang Lung Group Ltd.	284,000	1,551,594

Total Financials		184,900,053

Health Care (4.1%)
Health Care Equipment & Supplies (1.2%)
Covidien Ltd.	146,712	6,497,875

Health Care Providers & Services (2.9%)
Cardinal Health, Inc.	57,460	3,318,315
Express Scripts, Inc.*	67,400	4,920,200
UnitedHealth Group, Inc.	123,460	7,185,372

		15,423,887

Total Health Care		21,921,762

Industrials (3.5%)
Air Freight & Logistics (0.5%)
Toll Holdings Ltd.	67,497	678,593

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
United Parcel Service, Inc., Class B	30,980	$2,190,905

		2,869,498

Industrial Conglomerates (1.3%)
Siemens AG (Registered)	8,500	1,352,850
Tyco International Ltd.	149,282	5,919,031

		7,271,881

Machinery (0.0%)
PACCAR, Inc.	600	32,688

Marine (0.7%)
China Shipping Development Co., Ltd., Class H^	590,000	1,558,725
Kuehne & Nagel International AG (Registered)	20,438	1,958,683

		3,517,408

Road & Rail (0.1%)
Asciano Group	48,800	299,942

Transportation Infrastructure (0.9%)
China Merchants Holdings International Co., Ltd.^	642,785	3,998,137
COSCO Pacific Ltd.	422,900	1,128,109

		5,126,246

Total Industrials		19,117,663

Information Technology (9.0%)
Computers & Peripherals (1.8%)
Dell, Inc.*	211,960	5,195,140
Hewlett-Packard Co.	86,780	4,380,654

		9,575,794

Electronic Equipment & Instruments (1.6%)
Agilent Technologies, Inc.*	83,700	3,075,138
Tyco Electronics Ltd.	146,712	5,447,417

		8,522,555

Internet Software & Services (0.9%)
Google, Inc., Class A*	7,480	5,172,270

IT Services (1.5%)
Iron Mountain, Inc.*^	213,760	7,913,395

Semiconductors & Semiconductor Equipment (0.9%)
Texas Instruments, Inc.	142,500	4,759,500

Software (2.3%)
Microsoft Corp.	355,700	12,662,920

Total Information Technology		48,606,434

Materials (3.5%)
Construction Materials (1.1%)
Martin Marietta Materials, Inc.^	14,520	1,925,352
Vulcan Materials Co.^	49,850	3,942,636

		5,867,988

Containers & Packaging (1.3%)
Sealed Air Corp.	308,340	7,134,988

Metals & Mining (0.7%)
BHP Billiton plc	51,150	1,574,125
Rio Tinto plc	21,630	2,289,324

		3,863,449

Paper & Forest Products (0.4%)
Sino-Forest Corp.*	90,200	1,959,459

Total Materials		18,825,884

Telecommunication Services (1.1%)
Wireless Telecommunication Services (1.1%)
SK Telecom Co., Ltd. (ADR)^	92,640	2,764,378
Sprint Nextel Corp.	256,250	3,364,562

Total Telecommunication Services		6,128,940

Total Common Stocks (94.6%)
(Cost $514,088,757)		511,114,855

	Principal Amount
SHORT-TERM INVESTMENTS:
Commercial Paper (5.2%)
San Paolo IMI U.S. Financial Co.
4.53%, 1/2/08 (p)	$16,000,000	15,995,973
UBS Finance (Delaware) LLC
4.00%, 1/2/08 (p)	12,218,000	12,215,284

Total Commercial Paper		28,211,257

Short-Term Investments of Cash Collateral for Securities Loaned (5.9%)
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	2,000,000	2,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	29,820,325	29,820,325

Total Short-Term Investments of Cash Collateral for Securities Loaned		31,820,325

Total Short-Term Investments (11.1%)
(Cost/Amortized Cost $60,034,954)		60,031,582

Total Investments (105.7%)
(Cost/Amortized Cost $574,123,711)		571,146,437
Other Assets Less Liabilities (-5.7%)		(30,994,582)

Net Assets (100%)		$540,151,855

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $6,967,816 or 1.29% of net assets) valued at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2007, the market value of these securities amounted to $6,967,816 or 1.29% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$479,537,142
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$24,968,102

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$44,504,911
Aggregate gross unrealized depreciation	(47,829,729)

Net unrealized depreciation	$(3,324,818)

Federal income tax cost of investments	$574,471,255

At December 31, 2007, the Portfolio had loaned securities with a total value of $31,160,862. This was secured by collateral of $31,820,325 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2007, the Portfolio incurred approximately $12,532 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (8.5%)
Auto Components (0.2%)
Goodyear Tire & Rubber Co.*	59,650	$1,683,323
Johnson Controls, Inc.	168,000	6,054,720

		7,738,043

Automobiles (0.3%)
Ford Motor Co.*^	593,847	3,996,590
General Motors Corp.^	160,050	3,983,644
Harley-Davidson, Inc.	71,050	3,318,746

		11,298,980

Distributors (0.1%)
Genuine Parts Co.	48,100	2,227,030

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	40,250	2,823,537
H&R Block, Inc.^	91,750	1,703,798

		4,527,335

Hotels, Restaurants & Leisure (1.4%)
Carnival Corp.	123,400	5,490,066
Darden Restaurants, Inc.	40,050	1,109,785
Harrah’s Entertainment, Inc.	53,000	4,703,750
International Game Technology^	89,200	3,918,556
Marriott International, Inc., Class A	90,350	3,088,163
McDonald’s Corp.	337,100	19,858,561
Starbucks Corp.*^	210,800	4,315,076
Starwood Hotels & Resorts Worldwide, Inc.	56,300	2,478,889
Wendy’s International, Inc.	24,650	636,956
Wyndham Worldwide Corp.	50,445	1,188,484
Yum! Brands, Inc.^	147,080	5,628,752

		52,417,038

Household Durables (0.4%)
Black & Decker Corp.	18,650	1,298,972
Centex Corp.^	33,900	856,314
D.R. Horton, Inc.^	77,250	1,017,383
Fortune Brands, Inc.	43,350	3,136,806
Harman International Industries, Inc.	17,100	1,260,441
KB Home^	21,750	469,800
Leggett & Platt, Inc.^	49,350	860,664
Lennar Corp., Class A^	39,400	704,866
Newell Rubbermaid, Inc.	78,076	2,020,607
Pulte Homes, Inc.	60,000	632,400
Snap-On, Inc.	16,400	791,136
Stanley Works^	23,250	1,127,160
Whirlpool Corp.^	22,066	1,801,248

		15,977,797

Internet & Catalog Retail (0.3%)
Amazon.com, Inc.*^	86,450	8,008,728
Expedia, Inc.*^	57,719	1,825,075
IAC/InterActiveCorp*^	53,950	1,452,334

		11,286,137

Leisure Equipment & Products (0.2%)
Brunswick Corp.^	25,050	427,102
Eastman Kodak Co.^	81,100	1,773,657
Hasbro, Inc.^	41,508	1,061,775
Mattel, Inc.	103,750	1,975,400

		5,237,934

Media (2.8%)
CBS Corp., Class B	193,700	5,278,325
Clear Channel Communications, Inc.	140,840	4,861,797
Comcast Corp., Class A*	874,150	15,961,979
DIRECTV Group, Inc.*^	203,010	4,693,591
E.W. Scripps Co., Class A^	25,400	1,143,254
Gannett Co., Inc.	65,850	2,568,150
Interpublic Group of Cos., Inc.*^	132,900	1,077,819
McGraw-Hill Cos., Inc.	95,800	4,196,998
Meredith Corp.^	10,850	596,533
New York Times Co., Class A^	40,650	712,595
News Corp., Class A	654,800	13,416,852
Omnicom Group, Inc.	92,900	4,415,537
Time Warner, Inc.	1,054,800	17,414,748
Viacom, Inc., Class B*	194,200	8,529,264
Walt Disney Co.	549,000	17,721,720
Washington Post Co., Class B	1,650	1,305,859

		103,895,021

Multiline Retail (0.8%)
Big Lots, Inc.*^	28,750	459,713
Dillard’s, Inc., Class A^	17,150	322,077
Family Dollar Stores, Inc.	41,150	791,314
J.C. Penney Co., Inc.	62,650	2,755,973
Kohl’s Corp.*	89,900	4,117,420
Macy’s, Inc.	122,672	3,173,525
Nordstrom, Inc.^	55,900	2,053,207
Sears Holdings Corp.*^	21,462	2,190,197
Target Corp.	239,500	11,975,000

		27,838,426

Specialty Retail (1.5%)
Abercrombie & Fitch Co.	24,534	1,961,984
AutoNation, Inc.*^	38,939	609,785
AutoZone, Inc.*^	13,000	1,558,830
Bed Bath & Beyond, Inc.*^	76,750	2,255,682
Best Buy Co., Inc.	99,275	5,226,829
Circuit City Stores, Inc.^	47,650	200,130
GameStop Corp., Class A*	45,113	2,801,968
Gap, Inc.	139,975	2,978,668
Home Depot, Inc.	477,608	12,866,760
Limited Brands, Inc.^	90,107	1,705,726
Lowe’s Cos., Inc.	418,150	9,458,553
Office Depot, Inc.*	77,150	1,073,156
OfficeMax, Inc.	21,300	440,058
RadioShack Corp.^	38,950	656,697
Sherwin-Williams Co.^	30,750	1,784,730
Staples, Inc.	201,925	4,658,410
Tiffany & Co.	38,700	1,781,361
TJX Cos., Inc.^	125,700	3,611,361

		55,630,688

Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.*	105,450	3,224,661
Jones Apparel Group, Inc.	24,050	384,560
Liz Claiborne, Inc.^	28,900	588,115
NIKE, Inc., Class B	109,350	7,024,644
Polo Ralph Lauren Corp.	16,950	1,047,340
VF Corp.	25,100	1,723,366

		13,992,686

Total Consumer Discretionary		312,067,115

Consumer Staples (10.2%)
Beverages (2.4%)
Anheuser-Busch Cos., Inc.	212,000	11,096,080
Brown-Forman Corp., Class B^	24,500	1,815,695
Coca-Cola Co.	562,800	34,539,036
Coca-Cola Enterprises, Inc.^	80,550	2,096,716
Constellation Brands, Inc., Class A*^	54,850	1,296,654
Molson Coors Brewing Co., Class B	38,500	1,987,370
Pepsi Bottling Group, Inc.	39,600	1,562,616
PepsiCo, Inc.	457,010	34,687,059

		89,081,226

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Food & Staples Retailing (2.4%)
Costco Wholesale Corp.	123,850	$8,639,776
CVS Caremark Corp.	418,845	16,649,089
Kroger Co.	200,100	5,344,671
Safeway, Inc.	124,150	4,247,171
SUPERVALU, Inc.	59,379	2,227,900
SYSCO Corp.	172,500	5,383,725
Wal-Mart Stores, Inc.	678,900	32,268,117
Walgreen Co.	281,050	10,702,384
Whole Foods Market, Inc.^	39,250	1,601,400

		87,064,233

Food Products (1.5%)
Archer-Daniels-Midland Co.	182,016	8,451,003
Campbell Soup Co.	63,500	2,268,855
ConAgra Foods, Inc.	138,450	3,293,725
Dean Foods Co.	36,560	945,442
General Mills, Inc.	93,350	5,320,950
H.J. Heinz Co.	90,300	4,215,204
Hershey Co.^	47,800	1,883,320
Kellogg Co.	75,000	3,932,250
Kraft Foods, Inc., Class A	445,931	14,550,729
McCormick & Co., Inc. (Non-Voting)^	36,700	1,391,297
Sara Lee Corp.	204,900	3,290,694
Tyson Foods, Inc., Class A	77,750	1,191,907
Wm. Wrigley Jr. Co.	61,425	3,596,434

		54,331,810

Household Products (2.4%)
Clorox Co.	39,150	2,551,406
Colgate-Palmolive Co.	144,300	11,249,628
Kimberly-Clark Corp.	120,394	8,348,120
Procter & Gamble Co.	882,760	64,812,239

		86,961,393

Personal Products (0.1%)
Avon Products, Inc.	122,350	4,836,496
Estee Lauder Cos., Inc., Class A	32,400	1,412,964

		6,249,460

Tobacco (1.4%)
Altria Group, Inc.	595,500	45,007,890
Reynolds American, Inc.^	48,400	3,192,464
UST, Inc.^	45,050	2,468,740

		50,669,094

Total Consumer Staples		374,357,216

Energy (12.9%)
Energy Equipment & Services (2.6%)
Baker Hughes, Inc.	90,410	7,332,251
BJ Services Co.	82,400	1,999,024
ENSCO International, Inc.	41,850	2,495,097
Halliburton Co.	251,750	9,543,842
Nabors Industries Ltd.*	79,500	2,177,505
National Oilwell Varco, Inc.*^	100,800	7,404,768
Noble Corp.	75,900	4,289,109
Rowan Cos., Inc.	31,200	1,231,152
Schlumberger Ltd.	337,200	33,170,364
Smith International, Inc.^	56,760	4,191,726
Transocean, Inc.	87,617	12,542,374
Weatherford International Ltd.*	95,300	6,537,580

		92,914,792

Oil, Gas & Consumable Fuels (10.3%)
Anadarko Petroleum Corp.	131,194	8,618,134
Apache Corp.	93,930	10,101,232
Chesapeake Energy Corp.^	125,200	4,907,840
Chevron Corp.	603,034	56,281,163
ConocoPhillips	460,284	40,643,077
Consol Energy, Inc.	51,600	3,690,432
Devon Energy Corp.	126,200	11,220,442
El Paso Corp.	198,096	3,415,175
EOG Resources, Inc.	69,300	6,185,025
Exxon Mobil Corp.	1,568,808	146,981,622
Hess Corp.	78,250	7,892,295
Marathon Oil Corp.	202,314	12,312,830
Murphy Oil Corp.	53,300	4,521,972
Noble Energy, Inc.	48,453	3,852,983
Occidental Petroleum Corp.	235,000	18,092,650
Peabody Energy Corp.^	75,050	4,626,082
Range Resources Corp.	42,269	2,170,936
Spectra Energy Corp.	178,756	4,615,480
Sunoco, Inc.	34,000	2,462,960
Tesoro Corp.	38,654	1,843,796
Valero Energy Corp.	156,635	10,969,149
Williams Cos., Inc.	169,700	6,071,866
XTO Energy, Inc.	136,395	7,005,247

		378,482,388

Total Energy		471,397,180

Financials (17.6%)
Capital Markets (3.4%)
American Capital Strategies Ltd.^	53,139	1,751,461
Ameriprise Financial, Inc.	66,590	3,669,775
Bank of New York Mellon Corp.	321,819	15,691,894
Bear Stearns Cos., Inc.^	32,903	2,903,690
Charles Schwab Corp.	268,025	6,848,039
E*TRADE Financial Corp.*^	120,200	426,710
Federated Investors, Inc., Class B^	24,700	1,016,652
Franklin Resources, Inc.	45,900	5,252,337
Goldman Sachs Group, Inc.	114,750	24,676,987
Janus Capital Group, Inc.^	44,600	1,465,110
Legg Mason, Inc.	37,600	2,750,440
Lehman Brothers Holdings, Inc.	150,100	9,822,544
Merrill Lynch & Co., Inc.	243,800	13,087,184
Morgan Stanley	297,760	15,814,034
Northern Trust Corp.	54,200	4,150,636
State Street Corp.	110,220	8,949,864
T. Rowe Price Group, Inc.^	75,050	4,569,044

		122,846,401

Commercial Banks (3.0%)
BB&T Corp.^	156,050	4,786,053
Comerica, Inc.	43,250	1,882,673
Commerce Bancorp, Inc./ New Jersey	54,350	2,072,909
Fifth Third Bancorp	151,517	3,807,622
First Horizon National Corp.^	35,650	647,048
Huntington Bancshares, Inc./Ohio^	103,488	1,527,483
KeyCorp	110,050	2,580,673
M&T Bank Corp.	21,250	1,733,363
Marshall & IIsley Corp.^	75,350	1,995,268
National City Corp.^	179,050	2,947,163
PNC Financial Services Group, Inc.	96,727	6,350,128
Regions Financial Corp.	199,102	4,708,762
SunTrust Banks, Inc.	98,700	6,167,763
Synovus Financial Corp.	92,600	2,229,808
U.S. Bancorp	488,295	15,498,483
Wachovia Corp.	538,280	20,470,788
Wells Fargo & Co.	945,450	28,543,135
Zions Bancorp	30,400	1,419,376

		109,368,498

Consumer Finance (0.8%)
American Express Co.	334,600	17,405,892
Capital One Financial Corp.	110,498	5,222,136
Discover Financial Services^	134,980	2,035,498

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
SLM Corp.	116,700	$2,350,338

		27,013,864

Diversified Financial Services (4.4%)
Bank of America Corp.	1,255,122	51,786,334
CIT Group, Inc.	53,950	1,296,419
Citigroup, Inc.	1,407,066	41,424,023
CME Group, Inc.	15,101	10,359,286
IntercontinentalExchange, Inc.*^	19,652	3,783,010
JPMorgan Chase & Co.	957,193	41,781,474
Leucadia National Corp.^	46,517	2,190,951
Moody’s Corp.^	62,600	2,234,820
NYSE Euronext, Inc.	74,669	6,553,698

		161,410,015

Insurance (4.3%)
ACE Ltd.	93,050	5,748,629
Aflac, Inc.	138,200	8,655,466
Allstate Corp.	165,476	8,642,811
AMBAC Financial Group, Inc.^	28,700	739,599
American International Group, Inc.	725,407	42,291,228
Aon Corp.	82,825	3,949,924
Assurant, Inc.^	27,280	1,825,032
Chubb Corp.	111,200	6,069,296
Cincinnati Financial Corp.^	48,663	1,924,135
Genworth Financial, Inc., Class A	125,170	3,185,577
Hartford Financial Services Group, Inc.	89,900	7,838,381
Lincoln National Corp.	76,528	4,455,460
Loews Corp.	125,750	6,330,255
Marsh & McLennan Cos., Inc.	153,250	4,056,528
MBIA, Inc.^	35,800	666,954
MetLife, Inc.	210,150	12,949,443
Principal Financial Group, Inc.	75,100	5,169,884
Progressive Corp.	204,750	3,923,010
Prudential Financial, Inc.	129,900	12,085,896
Safeco Corp.	26,700	1,486,656
Torchmark Corp.	27,050	1,637,337
Travelers Cos., Inc.	185,674	9,989,261
Unum Group	101,970	2,425,866
XL Capital Ltd., Class A	51,500	2,590,965

		158,637,593

Real Estate Investment Trusts (REITs) (1.0%)
Apartment Investment & Management Co. (REIT)^	27,300	948,129
AvalonBay Communities, Inc. (REIT)^	22,563	2,124,081
Boston Properties, Inc. (REIT)^	33,700	3,093,997
Developers Diversified Realty Corp. (REIT)^	35,132	1,345,204
Equity Residential (REIT)	78,400	2,859,248
General Growth Properties, Inc. (REIT)^	69,402	2,857,974
Host Hotels & Resorts, Inc. (REIT)	147,659	2,516,109
Kimco Realty Corp. (REIT)^	71,270	2,594,228
Plum Creek Timber Co., Inc. (REIT)^	49,350	2,272,074
ProLogis (REIT)^	72,650	4,604,557
Public Storage, Inc. (REIT)	35,200	2,584,032
Simon Property Group, Inc. (REIT)^	63,200	5,489,552
Vornado Realty Trust (REIT)	37,850	3,328,908

		36,618,093

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*^	55,750	1,201,412

Thrifts & Mortgage Finance (0.7%)
Countrywide Financial Corp.^	162,898	1,456,308
Fannie Mae	275,350	11,008,493
Freddie Mac	183,850	6,263,770
Hudson City Bancorp, Inc.^	150,414	2,259,218
MGIC Investment Corp.^	23,150	519,255
Sovereign Bancorp, Inc.	101,635	1,158,639
Washington Mutual, Inc.^	247,640	3,370,380

		26,036,063

Total Financials		643,131,939

Health Care (12.0%)
Biotechnology (1.1%)
Amgen, Inc.*	307,354	14,273,520
Biogen Idec, Inc.*	81,489	4,638,354
Celgene Corp.*	108,200	4,999,922
Genzyme Corp.*	74,550	5,549,502
Gilead Sciences, Inc.*	262,000	12,054,620

		41,515,918

Health Care Equipment & Supplies (1.7%)
Baxter International, Inc.	182,400	10,588,320
Becton, Dickinson & Co.	68,900	5,758,662
Boston Scientific Corp.*^	377,356	4,388,650
C.R. Bard, Inc.	29,250	2,772,900
Covidien Ltd.	140,638	6,228,857
Hospira, Inc.*	44,410	1,893,642
Medtronic, Inc.	320,800	16,126,616
St. Jude Medical, Inc.*	96,422	3,918,590
Stryker Corp.	67,150	5,017,448
Varian Medical Systems, Inc.*	35,738	1,864,094
Zimmer Holdings, Inc.*	66,850	4,422,128

		62,979,907

Health Care Providers & Services (2.4%)
Aetna, Inc.	144,622	8,349,028
AmerisourceBergen Corp.	47,450	2,129,082
Cardinal Health, Inc.	103,075	5,952,581
CIGNA Corp.	80,050	4,301,086
Coventry Health Care, Inc.*	44,250	2,621,813
Express Scripts, Inc.*	72,900	5,321,700
Humana, Inc.*	47,650	3,588,522
Laboratory Corp. of America Holdings*^	33,200	2,507,596
McKesson Corp.	83,731	5,485,218
Medco Health Solutions, Inc.*	76,636	7,770,890
Patterson Cos., Inc.*	39,500	1,341,025
Quest Diagnostics, Inc.^	44,250	2,340,825
Tenet Healthcare Corp.*^	134,000	680,720
UnitedHealth Group, Inc.	374,800	21,813,360
WellPoint, Inc.*	161,650	14,181,554

		88,385,000

Health Care Technology (0.1%)
IMS Health, Inc.	55,120	1,269,965

Life Sciences Tools & Services (0.4%)
Applera Corp.- Applied Biosystems Group	51,800	1,757,056
Millipore Corp.*	15,250	1,115,995
PerkinElmer, Inc.	34,300	892,486
Thermo Fisher Scientific, Inc.*	120,700	6,961,976
Waters Corp.*	28,200	2,229,774

		12,957,287

Pharmaceuticals (6.3%)
Abbott Laboratories	437,150	24,545,973

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Allergan, Inc.	87,000	$5,588,880
Barr Pharmaceuticals, Inc.*	30,350	1,611,585
Bristol-Myers Squibb Co.	559,400	14,835,288
Eli Lilly & Co.	279,160	14,904,352
Forest Laboratories, Inc.*	89,400	3,258,630
Johnson & Johnson	818,760	54,611,292
King Pharmaceuticals, Inc.*	69,010	706,662
Merck & Co., Inc.	615,650	35,775,421
Mylan, Inc.^	85,450	1,201,427
Pfizer, Inc.	1,959,372	44,536,526
Schering-Plough Corp.	458,050	12,202,452
Watson Pharmaceuticals, Inc.*^	28,950	785,703
Wyeth	380,300	16,805,457

		231,369,648

Total Health Care		438,477,725

Industrials (11.5%)
Aerospace & Defense (2.8%)
Boeing Co.	221,674	19,387,608
General Dynamics Corp.	114,800	10,216,052
Goodrich Corp.	35,450	2,503,125
Honeywell International, Inc.	211,712	13,035,108
L-3 Communications Holdings, Inc.	35,700	3,782,058
Lockheed Martin Corp.	98,208	10,337,374
Northrop Grumman Corp.	97,270	7,649,313
Precision Castparts Corp.^	39,050	5,416,235
Raytheon Co.	123,750	7,511,625
Rockwell Collins, Inc.	47,150	3,393,385
United Technologies Corp.	280,500	21,469,470

		104,701,353

Air Freight & Logistics (0.9%)
C.H. Robinson Worldwide, Inc.	48,852	2,643,870
Expeditors International of Washington, Inc.	60,248	2,691,881
FedEx Corp.^	87,310	7,785,433
United Parcel Service, Inc., Class B	296,950	21,000,304

		34,121,488

Airlines (0.1%)
Southwest Airlines Co.	211,318	2,578,080

Building Products (0.1%)
Masco Corp.^	103,750	2,242,037
Trane, Inc.	48,400	2,260,764

		4,502,801

Commercial Services & Supplies (0.5%)
Allied Waste Industries, Inc.*^	81,550	898,681
Avery Dennison Corp.	30,100	1,599,514
Cintas Corp.	38,150	1,282,603
Equifax, Inc.^	37,300	1,356,228
Monster Worldwide, Inc.*	37,350	1,210,140
Pitney Bowes, Inc.	62,200	2,366,088
R.R. Donnelley & Sons Co.	62,750	2,368,185
Robert Half International, Inc.	46,300	1,251,952
Waste Management, Inc.	146,806	4,796,152

		17,129,543

Construction & Engineering (0.2%)
Fluor Corp.	25,050	3,650,286
Jacobs Engineering Group, Inc.*^	33,914	3,242,517

		6,892,803

Electrical Equipment (0.5%)
Cooper Industries Ltd., Class A	51,950	2,747,116
Emerson Electric Co.	224,000	12,691,840
Rockwell Automation, Inc.	43,150	2,975,624

		18,414,580

Industrial Conglomerates (3.7%)
3M Co.	202,500	17,074,800
General Electric Co.	2,898,250	107,438,127
Textron, Inc.	70,600	5,033,780
Tyco International Ltd.	140,638	5,576,297

		135,123,004

Machinery (1.9%)
Caterpillar, Inc.	180,800	13,118,848
Cummins, Inc.	29,450	3,751,047
Danaher Corp.^	69,750	6,119,865
Deere & Co.	125,500	11,686,560
Dover Corp.	57,800	2,664,002
Eaton Corp.	41,250	3,999,187
Illinois Tool Works, Inc.	118,650	6,352,521
Ingersoll-Rand Co., Ltd., Class A	81,050	3,766,394
ITT Corp.	51,200	3,381,248
Manitowoc Co., Inc.^	35,456	1,731,316
PACCAR, Inc.^	105,450	5,744,916
Pall Corp.	34,650	1,397,088
Parker Hannifin Corp.	49,300	3,712,783
Terex Corp.*	28,800	1,888,416

		69,314,191

Road & Rail (0.8%)
Burlington Northern Santa Fe Corp.^	84,953	7,070,638
CSX Corp.	124,200	5,462,316
Norfolk Southern Corp.	111,350	5,616,494
Ryder System, Inc.^	16,900	794,469
Union Pacific Corp.	75,350	9,465,467

		28,409,384

Trading Companies & Distributors (0.0%)
W.W. Grainger, Inc.	19,100	1,671,632

Total Industrials		422,858,859

Information Technology (16.7%)
Communications Equipment (2.6%)
Ciena Corp.*	24,314	829,351
Cisco Systems, Inc.*	1,722,850	46,637,549
Corning, Inc.	444,892	10,672,959
JDS Uniphase Corp.*^	59,850	796,005
Juniper Networks, Inc.*	145,400	4,827,280
Motorola, Inc.	654,702	10,501,420
QUALCOMM, Inc.	473,500	18,632,225
Tellabs, Inc.*^	123,950	810,633

		93,707,422

Computers & Peripherals (4.5%)
Apple, Inc.*	246,000	48,727,680
Dell, Inc.*	642,500	15,747,675
EMC Corp.*	593,200	10,991,996
Hewlett-Packard Co.	729,222	36,811,127
International Business Machines Corp.	384,801	41,596,988
Lexmark International, Inc., Class A*	26,650	929,019
Network Appliance, Inc.*	100,600	2,510,976
QLogic Corp.*	38,700	549,540
SanDisk Corp.*	64,450	2,137,806
Sun Microsystems, Inc.*	234,350	4,248,765
Teradata Corp.*	51,055	1,399,418

		165,650,990

Electronic Equipment & Instruments (0.3%)
Agilent Technologies, Inc.*	109,323	4,016,527
Jabil Circuit, Inc.^	58,650	895,585
Molex, Inc.	40,600	1,108,380
Tyco Electronics Ltd.	140,638	5,221,889

		11,242,381

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Internet Software & Services (1.9%)
Akamai Technologies, Inc.*^	46,858	$1,621,287
eBay, Inc.*	322,650	10,708,753
Google, Inc., Class A*	65,428	45,242,153
VeriSign, Inc.*^	62,450	2,348,745
Yahoo!, Inc.*	381,050	8,863,223

		68,784,161

IT Services (0.9%)
Affiliated Computer Services, Inc., Class A*^	28,180	1,270,918
Automatic Data Processing, Inc.	150,150	6,686,179
Cognizant Technology Solutions Corp., Class A*	81,800	2,776,292
Computer Sciences Corp.*	49,200	2,433,924
Convergys Corp.*	38,350	631,241
Electronic Data Systems Corp.	143,950	2,984,083
Fidelity National Information Services, Inc.	48,050	1,998,400
Fiserv, Inc.*	47,150	2,616,354
Paychex, Inc.	96,175	3,483,458
Total System Services, Inc.	11,514	322,392
Unisys Corp.*	98,900	467,797
Western Union Co.	218,549	5,306,370

		30,977,408

Office Electronics (0.1%)
Xerox Corp.	264,650	4,284,684

Semiconductors & Semiconductor Equipment (2.7%)
Advanced Micro Devices, Inc.*^	169,400	1,270,500
Altera Corp.	95,000	1,835,400
Analog Devices, Inc.	87,950	2,788,015
Applied Materials, Inc.	389,800	6,922,848
Broadcom Corp., Class A*	132,650	3,467,471
Intel Corp.	1,651,850	44,038,321
KLA-Tencor Corp.	51,550	2,482,648
Linear Technology Corp.^	62,750	1,997,332
LSI Corp.*^	202,500	1,075,275
MEMC Electronic Materials, Inc.*	63,671	5,634,247
Microchip Technology, Inc.^	61,436	1,930,319
Micron Technology, Inc.*^	214,050	1,551,863
National Semiconductor Corp.	68,000	1,539,520
Novellus Systems, Inc.*	32,800	904,296
NVIDIA Corp.*	155,150	5,278,203
Teradyne, Inc.*	49,050	507,177
Texas Instruments, Inc.	404,231	13,501,315
Xilinx, Inc.	83,650	1,829,426

		98,554,176

Software (3.7%)
Adobe Systems, Inc.*	166,450	7,112,408
Autodesk, Inc.*	65,050	3,236,888
BMC Software, Inc.*	56,850	2,026,134
CA, Inc.	109,925	2,742,629
Citrix Systems, Inc.*	53,650	2,039,237
Compuware Corp.*	80,950	718,836
Electronic Arts, Inc.*	87,950	5,137,159
Intuit, Inc.*	95,800	3,028,238
Microsoft Corp.	2,280,650	81,191,140
Novell, Inc.*^	98,950	679,787
Oracle Corp.*	1,113,597	25,145,020
Symantec Corp.*	254,390	4,105,855

		137,163,331

Total Information Technology		610,364,553

Materials (3.3%)
Chemicals (1.8%)
Air Products & Chemicals, Inc.	61,150	6,031,225
Ashland, Inc.	15,800	749,394
Dow Chemical Co.	268,751	10,594,164
E.I. du Pont de Nemours & Co.	260,400	11,481,036
Eastman Chemical Co.	23,750	1,450,888
Ecolab, Inc.	49,300	2,524,653
Hercules, Inc.	32,800	634,680
International Flavors & Fragrances, Inc.	23,000	1,106,990
Monsanto Co.	154,348	17,239,128
PPG Industries, Inc.	46,400	3,258,672
Praxair, Inc.	90,450	8,023,819
Rohm & Haas Co.	35,906	1,905,531
Sigma-Aldrich Corp.^	37,150	2,028,390

		67,028,570

Construction Materials (0.1%)
Vulcan Materials Co.^	30,600	2,420,154

Containers & Packaging (0.1%)
Ball Corp.	29,000	1,305,000
Bemis Co., Inc.^	29,550	809,079
Pactiv Corp.*	36,950	983,978
Sealed Air Corp.	45,634	1,055,971

		4,154,028

Metals & Mining (1.0%)
Alcoa, Inc.	249,998	9,137,427
Allegheny Technologies, Inc.	28,950	2,501,280
Freeport-McMoRan Copper & Gold, Inc.^	107,994	11,062,906
Newmont Mining Corp.	127,700	6,235,591
Nucor Corp.	81,450	4,823,469
Titanium Metals Corp.^	24,683	652,865
United States Steel Corp.	33,500	4,050,485

		38,464,023

Paper & Forest Products (0.3%)
International Paper Co.	121,435	3,932,065
MeadWestvaco Corp.	51,859	1,623,187
Weyerhaeuser Co.^	61,050	4,501,827

		10,057,079

Total Materials		122,123,854

Telecommunication Services (3.6%)
Diversified Telecommunication Services (3.2%)
AT&T, Inc.	1,725,100	71,695,156
CenturyTel, Inc.	31,650	1,312,209
Citizens Communications Co.	96,150	1,223,990
Embarq Corp.	43,159	2,137,665
Qwest Communications International, Inc.*^	451,893	3,167,770
Verizon Communications, Inc.	820,996	35,869,315
Windstream Corp.	134,986	1,757,518

		117,163,623

Wireless Telecommunication Services (0.4%)
American Tower Corp., Class A*	116,142	4,947,649
Sprint Nextel Corp.	805,191	10,572,158

		15,519,807

Total Telecommunication Services		132,683,430

Utilities (3.6%)
Electric Utilities (2.1%)
Allegheny Energy, Inc.	46,950	2,986,490
American Electric Power Co., Inc.	112,930	5,258,021
Duke Energy Corp.	356,462	7,189,839
Edison International	92,200	4,920,714
Entergy Corp.	55,350	6,615,432
Exelon Corp.	190,750	15,572,830
FirstEnergy Corp.	86,251	6,239,397
FPL Group, Inc.	115,050	7,798,089
Pepco Holdings, Inc.	54,655	1,603,031

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Pinnacle West Capital Corp.^	28,400	$1,204,444
PPL Corp.	108,388	5,645,931
Progress Energy, Inc.	73,250	3,547,497
Southern Co.^	213,950	8,290,562

		76,872,277

Gas Utilities (0.1%)
Nicor, Inc.^	12,750	539,963
Questar Corp.	48,800	2,640,080

		3,180,043

Independent Power Producers & Energy Traders (0.3%)
AES Corp.*	189,100	4,044,849
Constellation Energy Group, Inc.	51,100	5,239,283
Dynegy, Inc., Class A*	140,115	1,000,421

		10,284,553

Multi-Utilities (1.1%)
Ameren Corp.^	58,750	3,184,837
CenterPoint Energy, Inc.^	90,750	1,554,547
CMS Energy Corp.^	63,500	1,103,630
Consolidated Edison, Inc.	76,650	3,744,352
Dominion Resources, Inc.	164,646	7,812,453
DTE Energy Co.^	48,250	2,121,070
Integrys Energy Group, Inc.	21,524	1,112,576
NiSource, Inc.	77,459	1,463,201
PG&E Corp.^	99,900	4,304,691
Public Service Enterprise Group, Inc.	71,950	7,068,368
Sempra Energy	74,722	4,623,797
TECO Energy, Inc.	59,500	1,023,995
Xcel Energy, Inc.^	118,745	2,680,075

		41,797,592

Total Utilities		132,134,465

Total Common Stocks (99.9%)
(Cost $2,850,441,422)		3,659,596,336

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (4.9%)
Australia & New Zealand Bank/London
6.25%, 1/2/08	$2,995,255	2,995,255
Bank of Montreal/Chicago
5.14%, 3/12/09 (l)	15,000,000	15,000,000
BCP Finance Bank Ltd.
5.28%, 9/2/08 (l)	5,000,000	5,000,000
Calyon/New York
4.37%, 10/14/08 (l)	4,999,042	4,999,042
CIT Group Holdings, Inc.
5.00%, 2/21/08 (l)	15,001,959	15,001,959
Citigroup Funding, Inc.
4.36%, 3/16/09 (l)	10,000,000	10,000,000
Credit Industriel et Commercial/London
4.80%, 2/1/08	7,000,000	7,000,000
Dexia Bank
6.50%, 1/2/08	7,000,000	7,000,000
Goldman Sachs Group, Inc.
4.41%, 3/27/09 (l)	10,000,000	10,000,000
ING Bank N.V./Grand Cayman
6.00%, 1/2/08	5,000,000	5,000,000
IXIS Corporate & Investment Bank
6.25%, 1/2/08	7,000,000	7,000,000
Landesbank Hessen-Thueringen/New York
5.40%, 1/10/08	12,000,103	12,000,103
Lehman Brothers Holdings, Inc.
5.22%, 4/2/08 (l)	6,001,146	6,001,146
Lloyds Bank plc/London
5.50%, 1/2/08	7,000,000	7,000,000
MBIA Global Funding LLC
4.37%, 3/13/09 (l)	11,000,000	11,000,000
Mitsubishi UFJ Trust and Banking Corp. N.Y.
4.90%, 2/1/08	5,000,000	5,000,000
Monumental Global Funding II
4.40%, 3/26/10 (l)	10,000,000	10,000,000
National Bank of Canada/New York
5.16%, 4/16/08 (l)	11,000,000	11,000,000
Royal Bank of Canada/New York
4.99%, 4/22/08 (l)	10,000,000	10,000,000
Societe Generale
6.50%, 1/2/08	7,377,117	7,377,117
Swedbank AB/New York
5.15%, 4/16/08 (l)	10,000,000	10,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		178,374,622

Time Deposit (0.1%)
JPMorgan Chase Nassau
3.51%, 1/2/08	4,664,973	4,664,973

Total Short-Term Investments (5.0%)
(Amortized Cost $183,039,595)		183,039,595

Total Investments (104.9%)
(Cost/Amortized Cost $3,033,481,017)		3,842,635,931
Other Assets Less Liabilities (-4.9%)		(178,947,540)

Net Assets (100%)		$3,663,688,391

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

At December 31, 2007 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/07	Unrealized Appreciation
S&P 500 Index	7	March-08	$2,566,445	$2,585,100	$18,655

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities					$150,954,021
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities					$368,785,414

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation					$1,105,053,800
Aggregate gross unrealized depreciation					(314,523,489)

Net unrealized appreciation					$790,530,311

Federal income tax cost of investments					$3,052,105,620

At December 31, 2007, the Portfolio had loaned securities with a total value of $175,166,064. This was secured by collateral of $178,374,622 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $1,540,202 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Australia (5.2%)
Australia & New Zealand Banking Group Ltd.
6.000%, 3/1/11	AUD	8,500,000	$7,112,852
General Electric Capital Australia Funding Pty Ltd.
5.750%, 1/18/11		1,200,000	984,839
6.000%, 6/15/11		1,360,000	1,116,076
New South Wales Treasury Corp.
7.000%, 12/1/10		21,850,000	19,046,989
7.000%, 12/1/10		12,350,000	10,765,689
Toyota Finance Australia Ltd.
6.500%, 5/31/10		5,700,000	4,883,777

Total Australia			43,910,222

Austria (0.1%)
Republic of Austria International Bond
6.000%, 9/26/08	NZD	820,000	618,196

Bermuda (0.4%)
Central European Media Enterprises Ltd.
8.250%, 5/15/12 (m)	EUR	2,050,000	3,012,190

Canada (4.0%)
Bombardier, Inc.
7.250%, 11/15/16 (m)		2,040,000	2,982,581
Canadian Government Bond
5.000%, 6/1/14	CAD	15,675,000	16,850,446
Province of Ontario
5.750%, 3/3/08	NZD	3,474,000	2,658,165
6.250%, 6/16/15		11,400,000	7,974,320
Province of Quebec
5.125%, 6/3/14	CAD	2,800,000	2,935,930

Total Canada			33,401,442

Cayman Islands (0.5%)
ASIF II
5.375%, 12/7/09	GBP	100,000	196,474
Dubai Holding Commercial Operations MTN Ltd.
6.000%, 2/1/17		2,000,000	3,773,540

Total Cayman Islands			3,970,014

Denmark (9.8%)
Kingdom of Denmark
4.000%, 11/15/17	DKK	207,605,000	39,245,305
Nordea Bank Danmark AB
4.000%, 10/1/35		27,586,323	4,781,582
Nordic Telephone Co. Holdings ApS
8.250%, 5/1/16 (b)(m)	EUR	2,085,000	3,078,858
Nykredit Realkredit A/S
4.000%, 10/1/25	DKK	12,476,834	2,266,603
5.000%, 7/1/35		38,350,530	7,215,093
5.000%, 10/1/38		50,092,754	9,306,357
Realkredit Danmark A/S
5.000%, 10/1/35		16,671,756	3,142,432
Totalkredit A/S
5.358%, 1/1/15 (l)		67,449,762	13,444,589

Total Denmark			82,480,819

France (12.1%)
Caisse d’Amortissement de la Dette Sociale
3.250%, 4/25/13	EUR	16,000,000	22,217,475
Carrefour S.A.
3.625%, 5/6/13		2,400,000	3,281,706
Dexia Municipal Agency
5.750%, 2/7/12	AUD	5,000,000	4,110,969
France Government Bond OAT
3.750%, 4/25/17	EUR	6,000,000	8,349,221
4.250%, 4/25/19		22,260,000	31,970,061
France Telecom S.A.
7.500%, 3/14/11	GBP	2,570,000	5,388,414
Societe National des Chemins de Fer Francais
4.625%, 1/14/15	CAD	1,000,000	1,020,612
Total Capital S.A.
4.875%, 12/23/10	GBP	4,100,000	8,109,577
4.875%, 9/22/11	CAD	5,900,000	6,070,780
Veolia Environnement
4.875%, 5/28/13	EUR	7,600,000	10,845,769

Total France			101,364,584

Germany (13.6%)
Bundesobligation
3.500%, 10/14/11	EUR	15,300,000	21,902,516
Bundesrepublik Deutschland
3.750%, 1/4/17		20,700,000	29,060,818
Kreditanstalt fuer Wiederaufbau
6.000%, 7/15/09	NZD	4,800,000	3,560,470
5.375%, 1/29/14	GBP	9,113,000	18,564,913
4.950%, 10/14/14	CAD	9,600,000	10,040,611
Landwirtschaftliche Rentenbank
5.750%, 6/15/11	AUD	10,810,000	9,007,671
4.250%, 11/16/12	CAD	13,160,000	13,216,136
4.300%, 1/24/16		$8,620,000	8,650,552

Total Germany			114,003,687

Hong Kong (2.8%)
Hong Kong Government Bond
4.230%, 3/21/11	HKD	175,400,000	23,458,035

Ireland (1.0%)
GE Capital European Funding
4.125%, 10/27/16	EUR	6,365,000	8,547,151

Italy (0.3%)
Telecom Italia S.p.A.
5.625%, 12/29/15	GBP	1,400,000	2,626,290

Liberia (0.4%)
Royal Caribbean Cruises Ltd.
7.250%, 6/15/16		$3,050,000	2,998,254

Luxembourg (1.7%)
Gaz Capital S.A. (Gazprom OAO)
5.364%, 10/31/14	EUR	2,800,000	3,768,402
Kuznetski Capital S.A. (Bank of Moscow)
7.335%, 5/13/13		$1,935,000	1,899,203
Lighthouse International Co. S.A.
8.000%, 4/30/14 (b)(m)	EUR	1,930,000	2,828,811
UBS Luxembourg S.A. (Vimpel Communications OJSC)
8.250%, 5/23/16 (m)		$3,075,000	3,075,000
VTB Capital S.A.
6.332%, 3/15/10	GBP	1,500,000	2,898,413

Total Luxembourg			14,469,829

Mexico (2.8%)
United Mexican States
10.000%, 12/5/24	MXN	217,660,000	23,177,341

Netherlands (8.8%)
Bank Nederlandse Gemeenten N.V.
4.875%, 4/21/10	GBP	9,600,000	19,111,002
5.000%, 7/16/10	AUD	6,950,000	5,757,006
BMW Finance N.V.
4.125%, 1/24/12	EUR	8,750,000	12,313,035

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount		Value (Note 1)
Netherlands Government Bond
4.000%, 7/15/16	EUR	19,430,000	$27,685,879
4.000%, 1/15/37		3,520,000	4,611,631
OI European Group B.V.
6.875%, 3/31/17 (m)		500,000	698,129
RWE Finance B.V.
4.625%, 8/17/10	GBP	2,000,000	3,898,395

Total Netherlands			74,075,077

New Zealand (1.6%)
New Zealand Government Bond
6.000%, 7/15/08	NZD	17,370,000	13,259,412

Norway (5.3%)
Kommunalbanken A/S
4.125%, 6/3/13	CAD	5,000,000	4,996,854
Norwegian Government Bond
6.500%, 5/15/13	NOK	91,735,000	18,355,988
4.250%, 5/19/17		117,895,000	21,011,944

Total Norway			44,364,786

South Africa (0.2%)
Savcio Holdings Pty Ltd.
8.000%, 2/15/13 (m)	EUR	1,150,000	1,698,171

South Korea (2.8%)
Korea Treasury Bond
4.750%, 6/10/09	KRW	22,400,000,000	23,588,812

Supranational (2.0%)
Eurofima
5.500%, 9/15/09	AUD	480,000	409,238
6.500%, 8/22/11		8,300,000	7,078,458
6.250%, 12/28/18		10,000,000	8,262,003
European Investment Bank
6.500%, 9/10/14	NZD	2,000,000	1,428,346

Total Supranational			17,178,045

Sweden (9.3%)
Swedish Government Bond
5.250%, 3/15/11	SEK	204,295,000	32,606,755
5.500%, 10/8/12		281,350,000	45,901,248

Total Sweden			78,508,003

United Kingdom (4.0%)
ABB International Finance Ltd.
6.500%, 11/30/11	EUR	3,000,000	4,574,140
BAT International Finance plc
5.750%, 12/9/13	GBP	3,450,000	6,823,617
Centrica plc
5.875%, 11/2/12		3,000,000	6,015,382
Marks & Spencer plc
5.625%, 3/24/14		6,370,000	12,206,776
National Grid Gas plc
7.000%, 12/15/08	AUD	150,000	130,942
Tesco plc
4.750%, 4/13/10	EUR	1,500,000	2,192,597
Virgin Media Finance plc
9.125%, 8/15/16		$1,800,000	1,782,000

Total United Kingdom			33,725,454

United States (3.5%)
Ahold Finance USA, Inc.
5.875%, 3/14/12	EUR	750,000	1,102,020
6.500%, 3/14/17	GBP	850,000	1,653,940
ARAMARK Services, Inc.
8.500%, 2/1/15		$1,000,000	1,012,500
Constellation Brands, Inc.
8.500%, 11/15/09	GBP	950,000	1,891,070
Daimler Finance N.A. LLC
4.875%, 6/15/10		$2,000,000	1,998,600
General Electric Capital Corp.
6.625%, 2/4/10	NZD	4,800,000	3,551,930
6.125%, 5/17/12	GBP	1,500,000	3,034,717
Merrill Lynch & Co., Inc.
5.125%, 9/24/10		130,000	247,329
Morgan Stanley
5.375%, 11/14/13		3,100,000	5,892,122
5.125%, 11/30/15		2,780,000	5,041,736
Nestle Holdings, Inc.
5.500%, 11/18/09	AUD	500,000	425,043
SLM Corp.
6.500%, 6/15/10	NZD	2,650,000	1,838,615
Wal-Mart Stores, Inc.
4.750%, 1/29/13	GBP	850,000	1,648,170

Total United States			29,337,792

Total Investments (92.2%)
(Cost/Amortized Cost $731,121,672)			773,773,606
Other Assets Less Liabilities (7.8%)			65,246,112

Net Assets (100%)			$839,019,718

(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(m)	Regulation S is an exemption for securities offering that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

Glossary:

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
DKK	—	Danish Krone
EUR	—	European Currency Unit
GBP	—	British Pound
HKD	—	Hong Kong Dollar
KRW	—	South Korean Won
MXN	—	Mexican Peso
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krone

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

At December 31, 2007 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
Japanese Yen, expiring 1/15/08	4,139,000	$35,705,369	$37,100,618	$1,395,249
Japanese Yen, expiring 1/22/08	4,115,820	35,675,233	36,922,409	1,247,176
Japanese Yen, expiring 1/22/08	614,964	5,624,621	5,516,751	(107,870)
Japanese Yen, expiring 2/4/08	2,530,000	22,170,906	22,729,598	558,692
Japanese Yen, expiring 2/4/08	167,195	1,533,885	1,502,085	(31,800)
Japanese Yen, expiring 2/4/08	1,550,000	13,596,491	13,925,248	328,757
Japanese Yen, expiring 2/13/08	4,753,909	43,137,592	42,749,668	(387,924)
Japanese Yen, expiring 2/13/08	2,067,686	18,875,206	18,593,732	(281,474)
Japanese Yen, expiring 2/13/08	78,862	723,126	709,166	(13,960)
Japanese Yen, expiring 2/19/08	3,912,960	35,841,573	35,209,575	(631,998)
Japanese Yen, expiring 3/12/08	7,765,400	70,274,556	70,037,432	(237,124)
Japanese Yen, expiring 3/12/08	1,834,818	16,548,525	16,548,525	—
Japanese Yen, expiring 3/12/08	1,527,500	13,823,420	13,776,776	(46,644)

				$1,791,080

Foreign Currency Sell Contracts
Australian Dollar, expiring 2/13/08	20,710	$18,875,206	$18,141,960	$733,246
Australian Dollar, expiring 2/13/08	48,345	43,137,592	42,350,220	787,372
Australian Dollar, expiring 2/13/08	826	723,126	723,138	(12)
British Pound, expiring 1/15/08	17,554	35,705,369	34,931,680	773,689
British Pound, expiring 3/12/08	34,447	70,274,556	68,443,546	1,831,010
Canadian Dollar, expiring 1/22/08	34,668	35,675,233	35,135,420	539,813
Canadian Dollar, expiring 1/22/08	5,600	5,624,621	5,675,503	(50,882)
European Union, expiring 3/12/08	9,377	13,823,420	13,718,901	104,519
European Union, expiring 3/12/08	11,200	16,548,525	16,386,160	162,365
European Union, expiring 3/18/08	27,998	40,515,000	40,962,124	(447,124)
Hong Kong Dollar, expiring 2/4/08	172,109	22,170,906	22,101,393	69,513
Hong Kong Dollar, expiring 2/4/08	11,900	1,533,885	1,528,141	5,744
New Zealand Dollar, expiring 2/19/08	47,855	35,841,573	36,625,027	(783,454)

				$3,725,799

				$5,516,879

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$818,727,868
Long-term U.S. Treasury securities	10,073,456

$828,801,324

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$420,071,689
Long-term U.S. Treasury securities	31,905,944

$451,977,633

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$43,870,414
Aggregate gross unrealized depreciation	(1,314,746)

Net unrealized appreciation	$42,555,668

Federal income tax cost of investments	$731,217,938

The Portfolio has a net capital loss carryforward of $1,647,669 which expires in the year 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (17.4%)
Diversified Consumer Services (1.2%)
Apollo Group, Inc., Class A*	38,779	$2,720,347

Hotels, Restaurants & Leisure (1.0%)
Carnival Corp.	49,647	2,208,795

Internet & Catalog Retail (6.9%)
Amazon.com, Inc.*^	171,223	15,862,099

Media (2.3%)
Omnicom Group, Inc.	113,738	5,405,967

Multiline Retail (1.1%)
Target Corp.	49,592	2,479,600

Specialty Retail (2.2%)
Best Buy Co., Inc.	58,247	3,066,704
Home Depot, Inc.	79,000	2,128,260

		5,194,964

Textiles, Apparel & Luxury Goods (2.7%)
Timberland Co., Class A*^	344,100	6,221,328

Total Consumer Discretionary		40,093,100

Consumer Staples (10.3%)
Beverages (3.1%)
Coca-Cola Co.	115,981	7,117,754

Food & Staples Retailing (2.5%)
Wal-Mart Stores, Inc.	96,608	4,591,778
Whole Foods Market, Inc.^	26,800	1,093,440

		5,685,218

Food Products (1.0%)
McCormick & Co., Inc. (Non-Voting)^	62,700	2,376,957

Household Products (3.7%)
Clorox Co.	48,100	3,134,677
Procter & Gamble Co.	73,588	5,402,831

		8,537,508

Total Consumer Staples		23,717,437

Energy (1.4%)
Oil, Gas & Consumable Fuels (1.4%)
Chevron Corp.	16,800	1,567,944
ConocoPhillips	17,911	1,581,541

Total Energy		3,149,485

Financials (8.6%)
Capital Markets (3.5%)
Legg Mason, Inc.	107,900	7,892,885

Diversified Financial Services (1.3%)
Citigroup, Inc.	103,726	3,053,694

Insurance (3.8%)
Marsh & McLennan Cos., Inc.	332,007	8,788,225

Total Financials		19,734,804

Health Care (19.2%)
Biotechnology (5.1%)
Amgen, Inc.*	223,785	10,392,576
Biogen Idec, Inc.*	22,336	1,271,365

		11,663,941

Health Care Equipment & Supplies (6.5%)
Medtronic, Inc.	146,972	7,388,282
St. Jude Medical, Inc.*	46,664	1,896,425
Zimmer Holdings, Inc.*	84,818	5,610,711

		14,895,418

Health Care Providers & Services (0.9%)
WellPoint, Inc.*	25,100	2,202,023

Pharmaceuticals (6.7%)
Bristol-Myers Squibb Co.	111,175	2,948,361
Novartis AG (ADR)	192,100	10,432,951
Pfizer, Inc.	93,534	2,126,028

		15,507,340

Total Health Care		44,268,722

Industrials (6.9%)
Air Freight & Logistics (2.9%)
Expeditors International of Washington, Inc.	124,100	5,544,788
United Parcel Service, Inc., Class B	14,700	1,039,584

		6,584,372

Commercial Services & Supplies (3.1%)
Cintas Corp.	211,200	7,100,544

Industrial Conglomerates (0.9%)
Tyco International Ltd.	53,895	2,136,937

Total Industrials		15,821,853

Information Technology (34.9%)
Communications Equipment (6.5%)
Cisco Systems, Inc.*	245,825	6,654,482
QUALCOMM, Inc.	210,891	8,298,561

		14,953,043

Computers & Peripherals (3.2%)
Avid Technology, Inc.*^	48,500	1,374,490
Dell, Inc.*	249,129	6,106,152

		7,480,642

Internet Software & Services (7.3%)
eBay, Inc.*	232,103	7,703,499
Google, Inc., Class A*	13,263	9,171,099

		16,874,598

IT Services (0.8%)
Automatic Data Processing, Inc.	44,072	1,962,526

Semiconductors & Semiconductor Equipment (8.7%)
Altera Corp.	545,403	10,537,186
Intel Corp.	224,836	5,994,128
KLA-Tencor Corp.	25,151	1,211,272
Texas Instruments, Inc.	65,862	2,199,791

		19,942,377

Software (8.4%)
Microsoft Corp.	256,268	9,123,141
Oracle Corp.*	448,176	10,119,814

		19,242,955

Total Information Technology		80,456,141

Total Common Stocks (98.7%)
(Cost $206,812,868)		227,241,542

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (6.2%)
CDC Financial Products, Inc.
4.65%, 2/29/08 (l)	$500,000	500,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	13,766,753	13,766,753

Total Short-Term Investments of Cash Collateral for Securities Loaned		14,266,753

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Principal Amount	Value (Note 1)
Time Deposit (1.3%)
JPMorgan Chase Nassau
3.51%, 1/2/08	$3,017,102	$3,017,102

Total Short-Term Investments (7.5%)
(Amortized Cost $17,283,855)		17,283,855

Total Investments (106.2%)
(Cost/Amortized Cost $224,096,723)		244,525,397
Other Assets Less Liabilities (-6.2%)		(14,276,214)

Net Assets (100%)		$230,249,183

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$100,888,997
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$75,167,011

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$30,689,679
Aggregate gross unrealized depreciation	(10,430,444)

Net unrealized appreciation	$20,259,235

Federal income tax cost of investments	$224,266,162

At December 31, 2007, the Portfolio had loaned securities with a total value of $13,756,913. This was secured by collateral of $14,266,753 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (23.0%)
Auto Components (1.7%)
WABCO Holdings, Inc.^	576,200	$28,861,858

Diversified Consumer Services (8.2%)
DeVry, Inc.^	1,372,195	71,299,252
Service Corp. International	856,700	12,036,635
Weight Watchers International, Inc.^	1,172,806	52,987,375

		136,323,262

Hotels, Restaurants & Leisure (0.6%)
Starbucks Corp.*	491,921	10,069,623

Household Durables (5.1%)
Harman International Industries, Inc.^	1,152,131	84,923,576

Media (6.2%)
Time Warner, Inc.	3,279,420	54,143,224
Walt Disney Co.	1,546,738	49,928,703

		104,071,927

Textiles, Apparel & Luxury Goods (1.2%)
Phillips-Van Heusen Corp.^	558,460	20,584,836

Total Consumer Discretionary		384,835,082

Consumer Staples (5.0%)
Beverages (5.0%)
Coca Cola Hellenic Bottling Co. S.A. (ADR)^	498,250	21,295,205
Molson Coors Brewing Co., Class B	1,217,562	62,850,550

		84,145,755

Total Consumer Staples		84,145,755

Energy (4.5%)
Energy Equipment & Services (1.4%)
Diamond Offshore Drilling, Inc.^	19,300	2,740,600
SEACOR Holdings, Inc.*^	214,200	19,864,908

		22,605,508

Oil, Gas & Consumable Fuels (3.1%)
Chesapeake Energy Corp.	319,876	12,539,139
EOG Resources, Inc.	251,548	22,450,659
EXCO Resources, Inc.*	933,000	14,442,840
Goodrich Petroleum Corp.*^	118,436	2,679,022
Sunoco, Inc.	5,500	398,420

		52,510,080

Total Energy		75,115,588

Financials (7.3%)
Capital Markets (3.6%)
Ashmore Group plc	5,401,372	28,922,802
EFG International (Registered)^	748,163	30,067,939

		58,990,741

Commercial Banks (0.8%)
East West Bancorp, Inc.^	563,271	13,648,056

Diversified Financial Services (2.9%)
Bolsa de Mercadorias e Futuros—BM&F	2,571,700	36,119,382
Bovespa Holding S.A.	653,000	12,583,090

		48,702,472

Total Financials		121,341,269

Health Care (0.5%)
Health Care Equipment & Supplies (0.5%)
Advanced Medical Optics, Inc.*^	339,618	8,330,829

Life Sciences Tools & Services (0.0%)
Pharmaceutical Product Development, Inc.	4,100	165,517

Total Health Care		8,496,346

Industrials (25.4%)
Airlines (1.3%)
AirAsia Bhd*	15,260,400	7,383,320
Delta Air Lines, Inc.*^	915,700	13,634,773

		21,018,093

Commercial Services & Supplies (3.2%)
Agrenco Ltd. (ADR)*	516,500	2,791,421
Knoll, Inc.^	1,611,002	26,468,763
Waste Management, Inc.	749,000	24,469,830

		53,730,014

Construction & Engineering (0.9%)
Quanta Services, Inc.*^	575,750	15,107,680

Electrical Equipment (10.9%)
ABB Ltd. (ADR)	1,460,253	42,055,286
Alstom S.A.	295,400	63,487,767
Nexans S.A.^	289,693	36,213,153
Prysmian S.p.A.*	1,672,041	41,289,421

		183,045,627

Machinery (5.8%)
Flowserve Corp.	789,498	75,949,708
Sulzer AG (Registered)	14,541	21,384,768

		97,334,476

Road & Rail (3.3%)
Hertz Global Holdings, Inc.*^	3,507,900	55,740,531

Total Industrials		425,976,421

Information Technology (22.0%)
Communications Equipment (6.7%)
Harris Corp.	132,404	8,299,083
Juniper Networks, Inc.*	2,569,238	85,298,701
Research In Motion Ltd.*	167,885	19,038,159

		112,635,943

Electronic Equipment & Instruments (3.8%)
Agilent Technologies, Inc.*	1,731,200	63,604,288

Internet Software & Services (3.0%)
Akamai Technologies, Inc.*^	1,429,353	49,455,614

IT Services (2.6%)
Fiserv, Inc.*	611,135	33,911,881
Global Cash Access Holdings, Inc.*^	1,542,395	9,346,914

		43,258,795

Semiconductors & Semiconductor Equipment (2.5%)
Marvell Technology Group Ltd.*	1,020,148	14,261,669
SiRF Technology Holdings, Inc.*^	1,126,655	28,312,840

		42,574,509

Software (3.4%)
Electronic Arts, Inc.*	975,568	56,982,927

Total Information Technology		368,512,076

Telecommunication Services (9.9%)
Diversified Telecommunication Services (5.8%)
AT&T, Inc.	1,856,783	77,167,902
Time Warner Telecom, Inc., Class A*	1,018,591	20,667,211

		97,835,113

Wireless Telecommunication Services (4.1%)
American Tower Corp., Class A*	1,091,971	46,517,965

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Number of Shares	Value (Note 1)
NII Holdings, Inc.*	457,644	$22,113,358

		68,631,323

Total Telecommunication Services		166,466,436

Total Common Stocks (97.6%)
(Cost $1,552,698,111)		1,634,888,973

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (16.0%)
Allstate Life Global Funding Trusts
4.90%, 8/27/08 (l)	$2,000,000	2,000,000
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	20,000,000	20,000,000
Bear Stearns Cos., Inc.
5.63%, 3/31/08 (l)	10,000,000	10,000,000
Beta Finance, Inc.
4.37%, 1/15/08 (l)	5,000,000	5,000,000
BNP Paribas N.Y.
4.35%, 2/22/08 (l)	2,000,000	2,000,000
Citigroup Global Markets, Inc.
4.65%, 1/7/08	10,000,000	10,000,000
Comerica Bank
5.27%, 1/12/09 (l)	5,001,426	5,001,426
Credit Suisse (USA) LLC, Repurchase Agreement
4.69%, 1/2/08 (r)	25,000,000	25,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	10,837,125	10,837,125
Dorada Finance, Inc.
4.37%, 1/14/08 (l)	10,000,000	10,000,000
Goldman Sachs Group, Inc.
4.64%, 6/23/08	10,000,000	10,000,000
5.10%, 9/12/08 (l)	2,000,000	2,000,000
MassMutual Global Funding II
4.40%, 3/26/10 (l)	12,000,000	12,000,000
MBIA Global Funding LLC
4.36%, 1/23/09 (l)	7,500,000	7,500,000
Merrill Lynch & Co., Inc.
5.30%, 5/8/09 (l)	7,000,000	7,000,000
Morgan Stanley, Repurchase Agreement
4.70%, 1/2/08 (r)	100,000,000	100,000,000
National Bank of Canada/New York
5.16%, 4/16/08 (l)	3,000,000	3,000,000
New York Life Insurance Co.
5.29%, 3/31/08 (l)	10,000,000	10,000,000
Tango Finance Corp.
4.38%, 6/25/09 (l)	4,997,287	4,997,287
Wells Fargo & Co.
4.62%, 2/2/09	5,000,000	5,000,000
Western Corporate Federal Credit Union
4.38%, 9/25/08 (l)	6,000,000	6,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		267,335,838

Time Deposit (2.6%)
JPMorgan Chase Nassau
3.51%, 1/2/08	43,443,655	43,443,655

Total Short-Term Investments (18.6%)
(Amortized Cost $310,779,493)		310,779,493

Total Investments (116.2%)
(Cost/Amortized Cost $1,863,477,604)		1,945,668,466
Other Assets Less Liabilities (-16.2%)		(271,049,101)

Net Assets (100%)		$1,674,619,365

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,802,370,803
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,809,257,646

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$186,970,969
Aggregate gross unrealized depreciation	(114,450,833)

Net unrealized appreciation	$72,520,136

Federal income tax cost of investments	$1,873,148,330

At December 31, 2007, the Portfolio had loaned securities with a total value of $259,480,287. This was secured by collateral of $267,335,838 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $4,878, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2007, the Portfolio incurred approximately $23,178 as brokerage commissions with Exane S.A., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Consumer Discretionary (8.9%)
Auto Components (0.6%)
Allison Transmission, Inc., Term Loan
6.500%, 8/7/14	$5,000,000	$4,665,180
TRW Automotive, Inc.
7.250%, 3/15/17 §	1,200,000	1,077,000

		5,742,180

Automobiles (0.4%)
Ford Motor Co.
7.450%, 7/16/31^	3,500,000	2,598,750
General Motors Corp.
8.375%, 7/15/33^	1,700,000	1,368,500

		3,967,250

Hotels, Restaurants & Leisure (0.4%)
MGM MIRAGE
6.750%, 4/1/13	2,000,000	1,940,000
6.625%, 7/15/15	450,000	421,875
7.625%, 1/15/17^	2,000,000	1,975,000

		4,336,875

Household Durables (1.0%)
Beazer Homes USA, Inc.
6.875%, 7/15/15	1,750,000	1,260,000
8.125%, 6/15/16^	1,250,000	931,250
D.R. Horton, Inc.
5.625%, 1/15/16^	2,350,000	1,949,205
6.500%, 4/15/16	1,000,000	867,623
KB Home
6.375%, 8/15/11	1,950,000	1,784,250
5.750%, 2/1/14	4,000,000	3,450,000

		10,242,328

Media (5.3%)
Cablevision Systems Corp.,
Series B
8.000%, 4/15/12^	4,000,000	3,880,000
CanWest Media, Inc.
8.000%, 9/15/12^	10,000,000	9,437,500
CCH I Holdings LLC
13.500%, 1/15/14^(e)	13,500,000	9,669,375
11.750%, 5/15/14^ (e)	10,000,000	6,325,000
CCH I Holdings LLC/ CCH I Holdings Capital Corp.
11.000%, 10/1/15^	2,300,000	1,874,500
Charter Communications Holdings II LLC/ Charter Communications Holdings II Capital Corp.
10.250%, 9/15/10	5,200,000	5,096,000
Clear Channel Communications, Inc.
5.750%, 1/15/13	2,500,000	2,070,095
Echostar DBS Corp.
7.125%, 2/1/16	100,000	102,000
Lamar Media Corp.
6.625%, 8/15/15	1,400,000	1,361,500
Quebecor Media, Inc.
7.750%, 3/15/16 §	2,900,000	2,784,000
R.H. Donnelley Corp.
8.875%, 10/15/17 §	3,900,000	3,607,500
Series A-2
6.875%, 1/15/13	400,000	358,000
Series A-3
8.875%, 1/15/16	2,000,000	1,870,000
Univision Communications, Inc. (PIK)
9.750%, 3/15/15^§	4,000,000	3,645,000
XM Satellite Radio, Inc.
9.750%, 5/1/14^	100,000	96,750

		52,177,220

Multiline Retail (1.2%)
Dollar General Corp.
10.625%, 7/15/15^§	10,000,000	9,175,000
(PIK)
11.875%, 7/15/17^§	3,000,000	2,362,500

		11,537,500

Total Consumer Discretionary		88,003,353

Consumer Staples (1.0%)
Food Products (0.7%)
Dole Foods Co., Inc.
8.625%, 5/1/09	1,900,000	1,833,500
Smithfield Foods, Inc.
7.750%, 7/1/17^	5,500,000	5,321,250

		7,154,750

Household Products (0.3%)
Johnsondiversey Holdings, Inc.
10.670%, 5/15/13 (e)	2,500,000	2,525,000

Total Consumer Staples		9,679,750

Energy (5.3%)
Energy Equipment & Services (0.6%)
Cie Generale de Geophysique-Veritas
7.500%, 5/15/15	700,000	708,750
7.750%, 5/15/17^	1,000,000	1,010,000
SESI LLC
6.875%, 6/1/14	5,000,000	4,825,000

		6,543,750

Oil, Gas & Consumable Fuels (4.7%)
Callon Petroleum Co.,
Series B
9.750%, 12/8/10^	1,300,000	1,261,000
Chesapeake Energy Corp.
6.500%, 8/15/17^	3,900,000	3,763,500
6.250%, 1/15/18^	2,900,000	2,784,000
6.875%, 11/15/20	1,300,000	1,248,000
El Paso Corp.
6.750%, 5/15/09	3,000,000	3,028,833
7.750%, 1/15/32	1,700,000	1,725,631
Mariner Energy, Inc.
7.500%, 4/15/13	3,950,000	3,801,875
Massey Energy Co.
6.875%, 12/15/13	1,250,000	1,178,125
Newfield Exploration Co.
6.625%, 4/15/16	1,800,000	1,764,000
OPTI Canada, Inc.
7.875%, 12/15/14 §	4,000,000	3,910,000
Peabody Energy Corp.
7.375%, 11/1/16^	1,100,000	1,127,500
Pioneer Natural Resources Co.
6.875%, 5/1/18	4,000,000	3,868,100
Plains Exploration & Production Co.
7.750%, 6/15/15	5,000,000	5,000,000
Sabine Pass LNG LP
7.250%, 11/30/13	1,500,000	1,432,500
7.500%, 11/30/16	3,000,000	2,865,000
Tesoro Corp.
6.500%, 6/1/17	4,000,000	3,960,000
W&T Offshore, Inc.
8.250%, 6/15/14^§	4,000,000	3,750,000

		46,468,064

Total Energy		53,011,814

Financials (10.4%)
Capital Markets (1.6%)
E*TRADE Financial Corp.
8.000%, 6/15/11^	600,000	520,500
7.375%, 9/15/13^	3,000,000	2,310,000

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
7.875%, 12/1/15^	$3,500,000	$2,668,750
Lehman Brothers Holdings, Inc.
6.200%, 9/26/14	10,000,000	10,184,680

		15,683,930

Consumer Finance (6.2%)
Ford Motor Credit Co. LLC
7.375%, 10/28/09	20,000,000	18,824,920
7.875%, 6/15/10	9,000,000	8,304,003
7.375%, 2/1/11	6,000,000	5,373,036
7.250%, 10/25/11	2,000,000	1,732,318
GMAC LLC
5.625%, 5/15/09	7,500,000	7,075,995
7.750%, 1/19/10	15,000,000	13,992,300
6.875%, 9/15/11	5,000,000	4,277,470
6.875%, 8/28/12	2,000,000	1,675,928

		61,255,970

Diversified Financial Services (1.3%)
CEVA Group plc
10.000%, 9/1/14^§	10,000,000	10,275,000
Hawker Beechcraft Acquisition Co. LLC/ Hawker Beechcraft Notes Co.
8.500%, 4/1/15^§	200,000	200,000
Rexnord Holdings, Inc., Term Loan
11.350%, 2/20/13	2,129,696	1,852,836
Vanguard Health Holding Co. I, LLC
0.000%, 10/1/15^ (e)	1,445,000	1,069,300

		13,397,136

Real Estate Investment Trusts (REITs) (0.4%)
Host Hotels & Resorts LP (REIT)
6.875%, 11/1/14	1,800,000	1,791,000
Host Marriott LP,
Series O (REIT)
6.375%, 3/15/15	1,750,000	1,706,250
Series Q (REIT)
6.750%, 6/1/16	1,000,000	985,000

		4,482,250

Thrifts & Mortgage Finance (0.9%)
Residential Capital LLC
7.875%, 6/30/10	6,000,000	3,840,000
Washington Mutual Preferred Funding II
9.750%, 12/31/49 (l)§	2,500,000	2,000,000
Washington Mutual, Inc.
4.000%, 1/15/09	3,000,000	2,824,941

		8,664,941

Total Financials		103,484,227

Government Securities (4.9%)
U.S. Government Agencies (4.9%)
Federal Home Loan Mortgage Corp.
5.000%, 10/1/36	1,846,389	1,801,934
5.500%, 5/1/37	9,768,539	9,748,372
5.500%, 6/1/37	9,907,307	9,886,854
Federal National Mortgage Association
5.000%, 2/1/37	4,839,011	4,719,710
5.500%, 7/1/37	9,863,915	9,852,799
6.000%, 7/1/37	12,289,281	12,480,486

Total Government Securities		48,490,155

Health Care (5.5%)
Biotechnology (0.2%)
Amgen, Inc.
5.850%, 6/1/17 §	2,000,000	2,030,220

Health Care Equipment & Supplies (0.9%)
Bausch & Lomb, Inc.
9.875%, 11/1/15^§	6,000,000	6,090,000

Term Loan
6.500%, 4/26/15^§	2,900,000	2,885,500

		8,975,500

Health Care Providers & Services (4.4%)
Community Health Systems, Inc.
8.875%, 7/15/15	4,000,000	4,075,000
DaVita, Inc.
6.625%, 3/15/13	5,286,000	5,259,570
7.250%, 3/15/15^	3,000,000	3,007,500
HCA, Inc.
6.500%, 2/15/16^	6,000,000	5,070,000
9.250%, 11/15/16	900,000	945,000
Tenet Healthcare Corp.
6.375%, 12/1/11^	12,400,000	11,284,000
7.375%, 2/1/13	2,500,000	2,187,500
9.250%, 2/1/15^	6,500,000	6,012,500
U.S. Oncology Holdings, Inc. (PIK)
10.759%, 3/15/12	4,500,000	3,735,000
United Surgical Partners International, Inc.
8.875%, 5/1/17^	2,000,000	1,975,000

		43,551,070

Total Health Care		54,556,790

Industrials (4.3%)
Aerospace & Defense (0.5%)
DRS Technologies, Inc.
6.625%, 2/1/16	200,000	197,500
L-3 Communications Corp.
5.875%, 1/15/15	2,400,000	2,316,000
Series B
6.375%, 10/15/15	2,000,000	1,970,000

		4,483,500

Commercial Services & Supplies (1.0%)
Allied Waste North America, Inc.
6.375%, 4/15/11^	1,500,000	1,485,000
6.125%, 2/15/14	1,000,000	961,250
6.875%, 6/1/17	2,500,000	2,437,500
Series B
7.375%, 4/15/14^	2,700,000	2,693,250
7.125%, 5/15/16^	2,100,000	2,084,250

		9,661,250

Industrial Conglomerates (1.0%)
RBS Global, Inc. & Rexnord Corp.
8.875%, 9/1/16	1,000,000	950,000
U.S. Investigations Services, Term Loan
6.500%, 4/1/15	10,000,000	9,412,500

		10,362,500

Machinery (1.3%)
Case New Holland, Inc.
7.125%, 3/1/14	600,000	598,500
Terex Corp.
8.000%, 11/15/17	12,500,000	12,656,250

		13,254,750

Road & Rail (0.5%)
Hertz Corp.
8.875%, 1/1/14	4,000,000	4,055,000
RSC Equipment Rental, Inc.
9.500%, 12/1/14^	500,000	447,500

		4,502,500

Total Industrials		42,264,500

Information Technology (7.8%)
Computers & Peripherals (0.4%)
Seagate Technology HDD Holdings
6.375%, 10/1/11^	4,500,000	4,438,125

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Electronic Equipment & Instruments (1.1%)
Flextronics International Ltd.
6.250%, 11/15/14^	$4,000,000	$3,810,000
NXP B.V./NXP Funding LLC
9.500%, 10/15/15^	750,000	687,188
Sanmina-SCI Corp.
6.750%, 3/1/13^	2,000,000	1,740,000
7.741%, 6/15/14 (l)§	2,900,000	2,794,875
8.125%, 3/1/16^	2,000,000	1,772,500

		10,804,563

IT Services (3.9%)
Ceridian Corp.
11.250%, 11/15/15^§	11,500,000	10,666,250
First Data Corp.
9.875%, 9/24/15^§	8,600,000	7,998,000
First Data Corp., Term Loan
6.500%, 10/1/14	10,000,000	9,497,730
Fiserv, Inc.
6.125%, 11/20/12	10,000,000	10,178,900
SunGard Data Systems, Inc.
9.125%, 8/15/13	200,000	203,500

		38,544,380

Semiconductors & Semiconductor Equipment (2.4%)
Advanced Micro Devices, Inc.
5.750%, 8/15/12 §	10,000,000	7,950,000
Freescale Semiconductor, Inc.
8.875%, 12/15/14	8,000,000	7,140,000
10.125%, 12/15/16^	10,000,000	8,250,000

		23,340,000

Total Information Technology		77,127,068

Materials (1.2%)
Chemicals (0.3%)
Ineos Group Holdings plc
7.875%, 2/15/16^§	2,000,000	2,441,624

Containers & Packaging (0.6%)
Berry Plastics Holding Corp., Term Loan
6.500%, 6/15/14	3,031,800	2,827,996
BPC Holding Corp.
8.875%, 9/15/14^	2,500,000	2,375,000
Jefferson Smurfit Corp.
8.250%, 10/1/12^	1,000,000	985,000

		6,187,996

Metals & Mining (0.3%)
Freeport-McMoRan Copper & Gold, Inc.
8.375%, 4/1/17	1,300,000	1,394,250
Novelis, Inc.
7.250%, 2/15/15	1,750,000	1,645,000

		3,039,250

Total Materials		11,668,870

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.3%)
Digicel Group Ltd.
8.875%, 1/15/15^§	3,000,000	2,745,000

Wireless Telecommunication Services (0.2%)
MetroPCS Wireless, Inc.
9.250%, 11/1/14	2,000,000	1,880,000

Total Telecommunication Services		4,625,000

Utilities (6.1%)
Electric Utilities (3.5%)
Intergen N.V.
9.000%, 6/30/17 §	5,000,000	5,262,500
Reliant Energy, Inc.
7.625%, 6/15/14	2,900,000	2,871,000
7.875%, 6/15/17^	1,800,000	1,782,000
Texas Competitive Electric Holdings Co. LLC
10.250%, 11/1/15 §	7,800,000	7,722,000
(PIK)
10.500%, 11/1/16 §	10,000,000	9,875,000
Term Loan
6.500%, 10/10/14 §	7,400,000	7,261,257

		34,773,757

Independent Power Producers & Energy Traders (2.6%)
Dynegy Holdings, Inc.
6.875%, 4/1/11	4,500,000	4,342,500
8.750%, 2/15/12	2,600,000	2,626,000
8.375%, 5/1/16	2,500,000	2,443,750
7.750%, 6/1/19	3,500,000	3,228,750
Energy Future Holdings Corp. (PIK)
11.250%, 11/1/17 §	12,200,000	12,322,000
NRG Energy, Inc.
7.250%, 2/1/14	130,000	126,750
TXU Corp.,
Series P
5.550%, 11/15/14	300,000	239,455

		25,329,205

Total Utilities		60,102,962

Total Long-Term Debt Securities (55.9%)
(Cost $574,534,869)		553,014,489

CONVERTIBLE BONDS:
Financials (0.7%)
Real Estate Investment Trusts (REITs) (0.7%)
iStar Financial, Inc. (REIT)
5.229%, 10/1/12 (l)	7,500,000	6,637,500

Total Financials		6,637,500

Health Care (0.3%)
Biotechnology (0.3%)
Amgen, Inc.
0.375%, 2/1/13	3,500,000	3,075,625

Total Health Care		3,075,625

Information Technology (0.1%)
Communications Equipment (0.1%)
Nortel Networks Corp.
4.250%, 9/1/08	1,500,000	1,471,875

Total Information Technology		1,471,875

Total Convertible Bonds (1.1%)
(Cost $12,057,473)		11,185,000

	Number of Shares
COMMON STOCKS:
Consumer Discretionary (0.8%)
Household Durables (0.1%)
KB Home^	75,000	1,620,000

Specialty Retail (0.7%)
Home Depot, Inc.	250,000	6,735,000

Total Consumer Discretionary		8,355,000

Consumer Staples (0.3%)
Food & Staples Retailing (0.3%)
CVS Caremark Corp.	66,800	2,655,300

Total Consumer Staples		2,655,300

Energy (3.6%)
Energy Equipment & Services (0.6%)
Halliburton Co.	150,000	5,686,500

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Oil, Gas & Consumable Fuels (3.0%)
BP plc (ADR)	20,000	$1,463,400
Canadian Oil Sands Trust	40,000	1,568,874
Chevron Corp.	80,000	7,466,400
ConocoPhillips	80,000	7,064,000
Spectra Energy Corp.	163,900	4,231,898
TransCanada Corp.^	200,000	8,215,208

		30,009,780

Total Energy		35,696,280

Financials (5.2%)
Commercial Banks (2.3%)
HSBC Holdings plc	350,000	5,866,300
Wachovia Corp.	200,000	7,606,000
Wells Fargo & Co.	300,000	9,057,000

		22,529,300

Diversified Financial Services (1.9%)
Bank of America Corp.	300,000	12,378,000
JPMorgan Chase & Co.	150,000	6,547,500

		18,925,500

Real Estate Investment Trusts (REITs) (0.7%)
CapitalSource, Inc. (REIT)^	180,000	3,166,200
iStar Financial, Inc. (REIT)^	156,800	4,084,640

		7,250,840

Thrifts & Mortgage Finance (0.3%)
Washington Mutual, Inc.^	200,000	2,722,000

Total Financials		51,427,640

Health Care (3.8%)
Pharmaceuticals (3.8%)
Johnson & Johnson	225,000	15,007,500
Merck & Co., Inc.	50,000	2,905,500
Pfizer, Inc.	850,000	19,320,500
Schering-Plough Corp.	30,000	799,200

Total Health Care		38,032,700

Industrials (1.1%)
Air Freight & Logistics (0.3%)
United Parcel Service, Inc., Class B	45,000	3,182,400

Industrial Conglomerates (0.8%)
3M Co.	90,000	7,588,800

Total Industrials		10,771,200

Information Technology (1.0%)
Semiconductors & Semiconductor Equipment (1.0%)
Maxim Integrated Products, Inc.	300,000	7,944,000
Microchip Technology, Inc.^	61,400	1,929,188

Total Information Technology		9,873,188

Materials (0.9%)
Chemicals (0.6%)
Dow Chemical Co.	150,000	5,913,000

Metals & Mining (0.3%)
Barrick Gold Corp.	80,000	3,364,000

Total Materials		9,277,000

Telecommunication Services (2.7%)
Diversified Telecommunication Services (2.6%)
AT&T, Inc.	450,000	18,702,000
Verizon Communications, Inc.	170,000	7,427,300

		26,129,300

Wireless Telecommunication Services (0.1%)
Vodafone Group plc (ADR)	15,000	559,800

Total Telecommunication Services		26,689,100

Utilities (6.7%)
Electric Utilities (3.3%)
American Electric Power Co., Inc.	17,000	791,520
Duke Energy Corp.	400,000	8,068,000
Exelon Corp.	20,000	1,632,800
FirstEnergy Corp.	50,000	3,617,000
Pinnacle West Capital Corp.^	100,000	4,241,000
Portland General Electric Co.^	250,000	6,945,000
Progress Energy, Inc.	20,000	968,600
Southern Co.	152,500	5,909,375

		32,173,295

Gas Utilities (0.5%)
AGL Resources, Inc.	65,000	2,446,600
Atmos Energy Corp.^	85,000	2,383,400

		4,830,000

Multi-Utilities (2.9%)
Ameren Corp.	60,000	3,252,600
Consolidated Edison, Inc.^	150,000	7,327,500
Dominion Resources, Inc.	53,400	2,533,830
PG&E Corp.	200,000	8,618,000
Public Service Enterprise Group, Inc.	25,000	2,456,000
TECO Energy, Inc.^	265,000	4,560,650

		28,748,580

Total Utilities		65,751,875

Total Common Stocks (26.1%)
(Cost $262,308,165)		258,529,283

PREFERRED STOCKS:
Financials (3.4%)
Thrifts & Mortgage Finance (3.4%)
Fannie Mae
6.750%	200,000	4,750,000
7.625%	320,000	8,160,000
8.250%	393,000	10,119,750
Freddie Mac
8.375%	386,400	10,104,360

Total Financials		33,134,110

Utilities (0.6%)
Electric Utilities (0.6%)
CMS Energy Trust I
7.750%	125,000	6,093,750

Total Utilities		6,093,750

Total Preferred Stocks (4.0%)
(Cost $38,572,500)		39,227,860

CONVERTIBLE PREFERRED STOCKS:
Financials (3.3%)
Capital Markets (2.0%)
E*TRADE Financial Corp.
6.125%	150,000	850,500
Goldman Sachs Group, Inc.
9.000% §	400,000	5,245,200
Lehman Brothers Holdings, Inc.
7.500% §	120,000	6,306,000
8.000% §	60,000	3,427,620
Morgan Stanley
7.000% §	88,000	1,842,720
7.300% §	70,000	1,698,200

		19,370,240

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Commercial Banks (0.2%)
Credit Suisse/New York
8.000%	30,000	$2,186,700

Diversified Financials (0.6%)
Citigroup Funding, Inc.
8.500%	300,000	5,608,920

Thrifts & Mortgage Finance (0.5%)
Washington Mutual, Inc.*
7.75%	6,100	5,398,500

Total Financials		32,564,360

Health Care (0.7%)
Pharmaceuticals (0.7%)
Schering-Plough Corp.
6.000%	30,000	7,278,750

Total Health Care		7,278,750

Materials (0.2%)
Chemicals (0.2%)
Huntsman Corp.
5.000%	35,000	1,728,125

Total Materials		1,728,125

Utilities (0.2%)
Multi-Utilities (0.2%)
PNM Resources, Inc.
6.750%	35,000	1,413,125

Total Utilities		1,413,125

Total Convertible Preferred Stocks (4.4%)
(Cost $49,143,560)		42,984,360

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Security (8.1%)
Federal Home Loan Bank
3.15%, 1/2/08 (o)(p)	$80,700,000	80,685,877

Short-Term Investments of Cash Collateral for Securities Loaned (14.7%)
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	40,000,000	40,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	44,368,464	44,368,464
Morgan Stanley, Repurchase Agreement
4.70%, 1/2/08 (r)	49,688,339	49,688,339
National Bank of Canada/New York
5.16%, 4/16/08 (l)	3,000,000	3,000,000
Pricoa Global Funding I
4.37%, 9/22/08 (l)	2,000,000	2,000,000
Swedbank AB/New York
5.15%, 4/16/08 (l)	3,000,000	3,000,000
Ulster Bank Ireland Ltd.
4.72%, 4/18/08 (l)	3,000,000	3,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		145,056,803

Time Deposit (0.0%)
JPMorgan Chase Nassau
3.51%, 1/2/08	24,487	24,487

Total Short-Term Investments (22.8%)
(Cost/Amortized Cost $225,774,229)		225,767,167

Total Investments (114.3%)
(Cost/Amortized Cost $1,162,390,796)		1,130,708,159
Other Assets Less Liabilities (-14.3%)		(141,301,154)

Net Assets (100%)		$989,407,005

^	All, or a portion of security out on loan (See Note 1).
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2007, the market value of these securities amounted to $149,349,966 or 15.09% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2007.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR	—	American Depositary Receipt
PIK	—	Payment-in-Kind Security

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$927,558,187
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$105,300,019

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,927,740
Aggregate gross unrealized depreciation	(54,610,377)

Net unrealized depreciation	$(31,682,637)

Federal income tax cost of investments	$1,162,390,796

At December 31, 2007, the Portfolio had loaned securities with a total value of $140,144,684. This was secured by collateral of $145,056,803 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $17,111, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (21.3%)
Auto Components (0.4%)
Gentex Corp.^	78,700	$1,398,499

Automobiles (3.6%)
Monaco Coach Corp.^	252,200	2,239,536
Thor Industries, Inc.^	147,900	5,621,679
Winnebago Industries, Inc.^	171,000	3,594,420

		11,455,635

Diversified Consumer Services (1.9%)
Regis Corp.	214,500	5,997,420

Household Durables (5.7%)
Bassett Furniture Industries, Inc.^	2,000	18,680
D.R. Horton, Inc.	61,900	815,223
Ethan Allen Interiors, Inc.^	130,700	3,724,950
Hooker Furniture Corp.^	181,800	3,654,180
La-Z-Boy, Inc.^	347,900	2,758,847
M.D.C. Holdings, Inc.^	94,000	3,490,220
M/I Homes, Inc.^	308,000	3,234,000
Russ Berrie & Co., Inc.*^	3,500	57,260

		17,753,360

Leisure Equipment & Products (1.0%)
Brunswick Corp.^	182,900	3,118,445

Multiline Retail (1.3%)
Fred’s, Inc., Class A^	216,500	2,084,895
Tuesday Morning Corp.^	407,200	2,064,504

		4,149,399

Specialty Retail (5.4%)
Brown Shoe Co., Inc.^	154,550	2,344,523
Christopher & Banks Corp.^	244,500	2,799,525
Group 1 Automotive, Inc.^	111,600	2,650,500
HOT Topic, Inc.*^	235,800	1,372,356
Men’s Wearhouse, Inc.	60,000	1,618,800
Pier 1 Imports, Inc.*^	289,500	1,514,085
West Marine, Inc.*^	261,600	2,349,168
Zale Corp.*^	147,800	2,373,668

		17,022,625

Textiles, Apparel & Luxury Goods (2.0%)
Timberland Co., Class A*^	103,300	1,867,664
Warnaco Group, Inc.*	123,000	4,280,400

		6,148,064

Total Consumer Discretionary		67,043,447

Consumer Staples (1.6%)
Food & Staples Retailing (1.6%)
Casey’s General Stores, Inc.^	173,900	5,149,179

Total Consumer Staples		5,149,179

Energy (6.9%)
Energy Equipment & Services (5.4%)
Atwood Oceanics, Inc.*^	35,000	3,508,400
Bristow Group, Inc.*^	60,000	3,399,000
Global Industries Ltd.*	29,800	638,316
Helix Energy Solutions Group, Inc.*^	32,800	1,361,200
Oil States International, Inc.*^	96,100	3,278,932
Rowan Cos., Inc.	14,400	568,224
Tidewater, Inc.^	33,000	1,810,380
Unit Corp.*	46,900	2,169,125

		16,733,577

Oil, Gas & Consumable Fuels (1.5%)
General Maritime Corp.^	10,200	249,390
Overseas Shipholding Group, Inc.^	55,200	4,108,536
Teekay Corp.^	8,100	431,001

		4,788,927

Total Energy		21,522,504

Financials (17.9%)
Commercial Banks (1.9%)
Chemical Financial Corp.^	143,100	3,404,349
First Indiana Corp.	56,700	1,814,400
Peoples Bancorp, Inc./Ohio^	28,300	704,387

		5,923,136

Insurance (12.7%)
American National Insurance Co.	19,500	2,364,180
Arthur J. Gallagher & Co.^	99,100	2,397,229
Aspen Insurance Holdings Ltd.	253,700	7,316,708
Erie Indemnity Co., Class A	16,500	856,185
IPC Holdings Ltd.^	166,800	4,815,516
Montpelier Reinsurance Holdings Ltd.^	272,000	4,626,720
Old Republic International Corp.	357,600	5,510,616
Protective Life Corp.	96,400	3,954,328
RLI Corp.^	51,100	2,901,969
Security Capital Assurance Ltd.^	406,500	1,581,285
StanCorp Financial Group, Inc.	68,000	3,425,840

		39,750,576

Real Estate Investment Trusts (REITs) (0.5%)
Arbor Realty Trust, Inc. (REIT)^	97,100	1,564,281

Thrifts & Mortgage Finance (2.8%)
Corus Bankshares, Inc.^	200,100	2,135,067
PMI Group, Inc.^	178,800	2,374,464
Trustco Bank Corp./New York^	437,800	4,342,976

		8,852,507

Total Financials		56,090,500

Health Care (2.6%)
Health Care Equipment & Supplies (2.6%)
Hillenbrand Industries, Inc.	42,400	2,362,952
STERIS Corp.	117,700	3,394,468
West Pharmaceutical Services, Inc.^	61,100	2,480,049

		8,237,469

Total Health Care		8,237,469

Industrials (29.1%)
Airlines (1.3%)
SkyWest, Inc.^	146,100	3,922,785

Building Products (6.4%)
American Woodmark Corp.^	107,500	1,954,350
Apogee Enterprises, Inc.	225,500	3,858,305
Gibraltar Industries, Inc.^	375,800	5,794,836
Simpson Manufacturing Co., Inc.^	110,000	2,924,900
Universal Forest Products, Inc.^	194,400	5,727,024

		20,259,415

Commercial Services & Supplies (2.3%)
ABM Industries, Inc.^	70,300	1,433,417
Mine Safety Appliances Co.^	114,100	5,918,367

		7,351,784

Electrical Equipment (5.0%)
A.O. Smith Corp.^	44,800	1,570,240
Baldor Electric Co.^	17,500	589,050
Brady Corp., Class A^	139,600	4,898,564
Franklin Electric Co., Inc.^	79,097	3,027,042
Genlyte Group, Inc.*	39,700	3,779,440
Powell Industries, Inc.*^	43,400	1,912,638

		15,776,974

Industrial Conglomerates (1.3%)
Carlisle Cos., Inc.	93,700	3,469,711
Teleflex, Inc.	12,000	756,120

		4,225,831

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Machinery (10.6%)
Briggs & Stratton Corp.^	113,600	$2,574,176
CIRCOR International, Inc.	77,010	3,570,184
Graco, Inc.	115,800	4,314,708
Kennametal, Inc.	124,100	4,698,426
Mueller Industries, Inc.	203,900	5,911,061
Nordson Corp.^	45,100	2,613,996
Timken Co.	12,200	400,770
Trinity Industries, Inc.^	80,500	2,234,680
Wabash National Corp.^	500,000	3,845,000
Watts Water Technologies, Inc., Class A^	101,300	3,018,740

		33,181,741

Road & Rail (2.2%)
Dollar Thrifty Automotive Group, Inc.*	55,500	1,314,240
Genesee & Wyoming, Inc., Class A*^	146,100	3,531,237
Kansas City Southern, Inc.*^	56,400	1,936,212

		6,781,689

Total Industrials		91,500,219

Information Technology (5.9%)
Communications Equipment (1.6%)
Avocent Corp.*	217,300	5,065,263

Computers & Peripherals (0.4%)
Diebold, Inc.	41,300	1,196,874

Electronic Equipment & Instruments (2.6%)
Benchmark Electronics, Inc.*^	205,600	3,645,288
Mettler-Toledo International, Inc.*	40,400	4,597,520

		8,242,808

Semiconductors & Semiconductor Equipment (1.3%)
Cohu, Inc.^	185,500	2,838,150
OmniVision Technologies, Inc.*^	77,400	1,211,310

		4,049,460

Total Information Technology		18,554,405

Materials (10.3%)
Chemicals (4.4%)
Airgas, Inc.	43,200	2,251,152
Cabot Corp.	88,700	2,957,258
RPM International, Inc.	209,900	4,260,970
Westlake Chemical Corp.^	229,000	4,348,710

		13,818,090

Containers & Packaging (1.8%)
AptarGroup, Inc.	91,200	3,730,992
Bemis Co., Inc.	67,800	1,856,364

		5,587,356

Metals & Mining (2.0%)
Gerdau Ameristeel Corp.	210,100	2,987,622
Reliance Steel & Aluminum Co.	22,400	1,214,080
Steel Dynamics, Inc.	33,800	2,013,466

		6,215,168

Paper & Forest Products (2.1%)
AbitibiBowater, Inc.^	83,875	1,728,664
Glatfelter^	234,100	3,584,071
Mercer International, Inc.*^	190,100	1,488,483

		6,801,218

Total Materials		32,421,832

Utilities (0.9%)
Electric Utilities (0.0%)
Sierra Pacific Resources	6,400	108,672

Gas Utilities (0.9%)
Atmos Energy Corp.	64,500	1,808,580
Energen Corp.	14,700	944,181

		2,752,761

Total Utilities		2,861,433

Total Common Stocks (96.5%)
(Cost $351,434,633)		303,380,988

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Security (6.8%)
Federal Home Loan Bank
3.15%, 1/2/08 (o)(p)	$21,290,000	21,286,275

Short-Term Investments of Cash Collateral for Securities Loaned (31.6%)
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	10,000,000	10,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	31,250,788	31,250,788
Morgan Stanley, Repurchase Agreement
4.70%, 1/2/08 (r)	50,000,000	50,000,000
National Bank of Canada/New York
5.16%, 4/16/08 (l)	2,500,000	2,500,000
Pricoa Global Funding I
4.37%, 9/22/08 (l)	1,000,000	1,000,000
Swedbank AB/New York
5.15%, 4/16/08 (l)	2,500,000	2,500,000
Ulster Bank Ireland Ltd.
4.72%, 4/18/08 (l)	2,000,000	2,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		99,250,788

Total Short-Term Investments (38.4%)
(Cost/Amortized Cost $120,538,926)		120,537,063

Total Investments (134.9%)
(Cost/Amortized Cost $471,973,559)		423,918,051
Other Assets Less Liabilities (-34.9%)		(109,580,797)

Net Assets (100%)		$314,337,254

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2007.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$336,241,348
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$5,203,353

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,053,161
Aggregate gross unrealized depreciation	(61,108,669)

Net unrealized depreciation	$(48,055,508)

Federal income tax cost of investments	$471,973,559

At December 31, 2007, the Portfolio had loaned securities with a total value of $95,600,251. This was secured by collateral of $99,250,788 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $28,050, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.6%)
Hotels, Restaurants & Leisure (3.9%)
Boyd Gaming Corp.^	15,000	$511,050
Churchill Downs, Inc.^	10,000	539,700
Dover Motorsports, Inc.	20,000	131,000
Harrah’s Entertainment, Inc.	60,000	5,325,000
Ladbrokes plc	50,000	321,731
Penn National Gaming, Inc.*	1,000	59,550

		6,888,031

Household Durables (0.5%)
Fortune Brands, Inc.	3,500	253,260
Harman International Industries, Inc.	5,000	368,550
Lenox Group, Inc.*^	5,000	13,200
Nobility Homes, Inc.	500	9,125
Skyline Corp.^	5,000	146,750

		790,885

Internet & Catalog Retail (0.1%)
Liberty Media Corp., Interactive, Class A*	5,000	95,400

Leisure Equipment & Products (0.1%)
Fairchild Corp., Class A*	60,000	156,000

Media (7.5%)
Acme Communications, Inc.^	4,000	10,920
Beasley Broadcasting Group, Inc., Class A	12,000	62,400
Cablevision Systems Corp.—New York Group, Class A*	145,000	3,552,500
CBS Corp., Class A	14,000	374,500
Clear Channel Communications, Inc.	108,000	3,728,160
Clear Channel Outdoor Holdings, Inc., Class A*^	11,400	315,324
Crown Media Holdings, Inc., Class A*^	10,000	65,000
Discovery Holding Co., Class A*	3,000	75,420
Emmis Communications Corp., Class A*^	22,000	84,700
Fisher Communications, Inc.*^	12,000	455,520
Interep National Radio Sales, Inc., Class A*	3,000	540
Liberty Global, Inc., Class A*	1,080	42,325
Liberty Media Corp., Capital Series, Class A*	11,000	1,281,390
Lin TV Corp., Class A*^	130,000	1,582,100
McClatchy Co., Class A^	30,000	375,600
Media General, Inc., Class A^	25,000	531,250
Primedia, Inc.^	4,000	34,000
PT Multimedia-Servicos de Telecomunicacoes e Multimedia SGPS S.A.	8,451	117,998
Salem Communications Corp., Class A^	30,000	197,700
Shaw Communications, Inc., Class B	3,000	71,040
Triple Crown Media, Inc.*	3,000	14,190
Vivendi S.A.	2,000	91,758
Warner Music Group Corp.^	20,000	121,200
Young Broadcasting, Inc., Class A*^	30,000	31,500

		13,217,035

Multiline Retail (0.1%)
Macy’s, Inc.	9,000	232,830
Saks, Inc.*	200	4,152

		236,982

Specialty Retail (0.4%)
CSK Auto Corp.*^	40,000	200,400
Genesco, Inc.*	1,500	56,700
Midas, Inc.*^	20,000	293,200
Pier 1 Imports, Inc.*	10,000	52,300
Sally Beauty Holdings, Inc.*^	15,000	135,750

		738,350

Total Consumer Discretionary		22,122,683

Consumer Staples (4.1%)
Beverages (0.1%)
Pernod-Ricard S.A.	602	139,152

Food & Staples Retailing (0.7%)
BJ’s Wholesale Club, Inc.*	500	16,915
CVS Caremark Corp.	10,000	397,500
Great Atlantic & Pacific Tea Co., Inc.*	19,444	609,180
SUPERVALU, Inc.	8,000	300,160

		1,323,755

Food Products (2.9%)
Cadbury Schweppes plc (ADR)	35,000	1,727,950
Flowers Foods, Inc.^	500	11,705
Groupe Danone S.A. (ADR)	10,000	179,540
H.J. Heinz Co.	8,000	373,440
Hershey Co.^	18,000	709,200
Reddy Ice Holdings, Inc.	4,000	101,240
Sara Lee Corp.	65,000	1,043,900
Tootsie Roll Industries, Inc.^	33,040	905,957

		5,052,932

Personal Products (0.2%)
Alberto-Culver Co.	16,000	392,640

Tobacco (0.2%)
Altadis S.A.	5,000	363,393

Total Consumer Staples		7,271,872

Energy (1.8%)
Energy Equipment & Services (1.2%)
Grant Prideco, Inc.*	25,000	1,387,750
Rowan Cos., Inc.	11,000	434,060
RPC, Inc.^	20,000	234,200

		2,056,010

Oil, Gas & Consumable Fuels (0.6%)
Anadarko Petroleum Corp.	6,500	426,985
James River Coal Co.*^	65,000	726,700
WesternZagros Resources Ltd.*	25,000	60,793

		1,214,478

Total Energy		3,270,488

Financials (6.8%)
Capital Markets (0.7%)
BKF Capital Group, Inc.*	12,000	26,640
Deutsche Bank AG (Registered)	1,000	129,410
SWS Group, Inc.^	84,000	1,064,280

		1,220,330

Commercial Banks (2.1%)
Commerce Bancorp, Inc./ New Jersey	45,000	1,716,300
PNC Financial Services Group, Inc.	11,000	722,150

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Wachovia Corp.	33,000	$1,254,990

		3,693,440

Consumer Finance (1.4%)
American Express Co.	4,000	208,080
SLM Corp.	110,000	2,215,400

		2,423,480

Insurance (2.1%)
Alfa Corp.	2,000	43,340
CNA Surety Corp.*^	5,000	98,950
Marsh & McLennan Cos., Inc.	65,000	1,720,550
Midland Co.^	27,000	1,746,630

		3,609,470

Thrifts & Mortgage Finance (0.5%)
Flushing Financial Corp.^	14,200	227,910
New York Community Bancorp, Inc.^	2,000	35,160
NewAlliance Bancshares, Inc.^	60,000	691,200
Sovereign Bancorp, Inc.	1	11

		954,281

Total Financials		11,901,001

Health Care (15.9%)
Biotechnology (2.9%)
Biogen Idec, Inc.*	1,000	56,920
Coley Pharmaceutical Group, Inc.*^	150,000	1,200,000
Pharmion Corp.*^	60,000	3,771,600

		5,028,520

Health Care Equipment & Supplies (4.3%)
Advanced Medical Optics, Inc.*^	40,000	981,200
AngioDynamics, Inc.*	5,000	95,200
CONMED Corp.*^	10,000	231,100
E-Z-Em, Inc.*	2,000	41,460
Exactech, Inc.*	3,500	72,625
Kensey Nash Corp.*^	5,000	149,600
Lifecore Biomedical, Inc.*^	30,000	433,500
Orthofix International N.V.*^	1,500	86,955
Osteotech, Inc.*	1,500	11,730
Regeneration Technologies, Inc.*^	18,000	156,240
Respironics, Inc.*	80,000	5,238,400
Tutogen Medical, Inc.*	3,000	30,960

		7,528,970

Health Care Providers & Services (3.0%)
Chemed Corp.^	1,000	55,880
Sierra Health Services, Inc.*	125,000	5,245,000

		5,300,880

Health Care Technology (0.2%)
AMICAS, Inc.*	44,000	117,040
IMS Health, Inc.	10,000	230,400

		347,440

Life Sciences Tools & Services (0.1%)
Ventana Medical Systems, Inc.*^	2,000	174,460

Pharmaceuticals (5.4%)
Adams Respiratory Therapeutics, Inc.*	80,000	4,779,200
Allergan, Inc.	2,808	180,386
Aspreva Pharmaceuticals Corp.	5,000	130,000
Bradley Pharmaceuticals, Inc.*	200	3,940
Bristol-Myers Squibb Co.	2,000	53,040
Collagenex Pharmaceuticals, Inc.*^	500	4,775
MGI Pharma, Inc.*^	104,000	4,215,120
Taro Pharmaceuticals Industries Ltd.*	1,000	7,700
UCB S.A.	3,057	139,046

		9,513,207

Total Health Care		27,893,477

Industrials (11.0%)
Aerospace & Defense (0.5%)
Herley Industries, Inc.*^	48,000	660,000
Honeywell International, Inc.	5,000	307,850

		967,850

Building Products (1.8%)
Goodman Global, Inc.*	3,500	85,890
Griffon Corp.*^	65,000	809,250
Trane, Inc.	50,000	2,335,500

		3,230,640

Commercial Services & Supplies (0.9%)
First Consulting Group, Inc.*	2,500	32,325
PHH Corp.*	20,000	352,800
R.R. Donnelley & Sons Co.	2,000	75,480
Republic Services, Inc.	10,000	313,500
Waste Industries USA, Inc.^	20,000	726,000

		1,500,105

Electrical Equipment (3.1%)
Acuity Brands, Inc.	1,000	45,000
Belden, Inc.^	1,000	44,500
Cooper Industries Ltd., Class A	4,000	211,520
Genlyte Group, Inc.*^	50,000	4,760,000
SL Industries, Inc.*	12,000	241,440
Thomas & Betts Corp.*	3,000	147,120

		5,449,580

Machinery (1.1%)
Ampco-Pittsburgh Corp.^	1,000	38,130
Baldwin Technology Co. Inc., Class A*	20,000	94,400
CIRCOR International, Inc.^	1,000	46,360
Flowserve Corp.	2,000	192,400
ITT Corp.	1,500	99,060
Navistar International Corp.*	20,000	1,084,000
Tennant Co.	6,000	265,740
Watts Water Technologies, Inc., Class A^	2,000	59,600

		1,879,690

Trading Companies & Distributors (3.6%)
Kaman Corp.^	15,000	552,150
UAP Holding Corp.^	150,000	5,790,000

		6,342,150

Total Industrials		19,370,015

Information Technology (5.9%)
Communications Equipment (0.0%)
CommScope, Inc.*	1	7

Electronic Equipment & Instruments (0.3%)
Excel Technology, Inc.*^	20,000	542,000
Park Electrochemical Corp.	2,000	56,480

		598,480

IT Services (0.4%)
Acxiom Corp.	5,000	58,650
Affiliated Computer Services, Inc., Class A*	3,000	135,300
Alliance Data Systems Corp.*	3,000	224,970

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
TNS, Inc.	13,000	$230,750

		649,670

Semiconductors & Semiconductor Equipment (1.1%)
Nextest Systems Corp.*	100,000	1,989,000

Software (4.1%)
BEA Systems, Inc.*	160,000	2,524,800
Borland Software Corp.*^	8,000	24,080
Cognos, Inc.*	70,000	4,029,900
FalconStor Software, Inc.*^	4,000	45,040
GSE Systems, Inc.*	424	4,342
NAVTEQ Corp.*	8,000	604,800

		7,232,962

Total Information Technology		10,470,119

Materials (2.6%)
Chemicals (1.7%)
Ashland, Inc.	5,000	237,150
Chemtura Corp.^	170,000	1,326,000
Ferro Corp.	30,000	621,900
Hercules, Inc.	12,000	232,200
Sensient Technologies Corp.	19,700	557,116

		2,974,366

Containers & Packaging (0.5%)
Greif, Inc., Class A^	1,500	98,055
Myers Industries, Inc.^	50,000	723,500

		821,555

Metals & Mining (0.4%)
Barrick Gold Corp.	7,000	294,350
Claymont Steel Holdings, Inc.*	15,000	350,250
Gold Fields Ltd. (ADR)^	4,000	56,800
WHX Corp.*	4,000	15,200

		716,600

Total Materials		4,512,521

Telecommunication Services (8.3%)
Diversified Telecommunication Services (0.6%)
Asia Satellite Telecommunications Holdings Ltd. (ADR)	10,000	186,000
Cincinnati Bell, Inc.*	50,000	237,500
Portugal Telecom SGPS S.A. (Registered)	45,000	587,525
Qwest Communications International, Inc.*	6,000	42,060

		1,053,085

Wireless Telecommunication Services (7.7%)
Centennial Communications Corp.*	8,000	74,320
Millicom International Cellular S.A.*	2,000	235,880
Rogers Communications, Inc., Class B	2,000	90,500
Rural Cellular Corp., Class A*^	125,000	5,511,250
Sprint Nextel Corp.	75,000	984,750
SunCom Wireless Holdings, Inc., Class A*	200,000	5,336,000
U.S. Cellular Corp.*	15,000	1,261,500

		13,494,200

Total Telecommunication Services		14,547,285

Utilities (8.1%)
Electric Utilities (0.5%)
American Electric Power Co., Inc.	2,000	93,120
DPL, Inc.^	20,000	593,000
Westar Energy, Inc	6,000	155,640

		841,760

Gas Utilities (0.0%)
Laclede Group, Inc.^	1,000	34,240
Southwest Gas Corp.	500	14,885

		49,125

Independent Power Producers & Energy Traders (0.2%)
NRG Energy, Inc.*	10,000	433,400

Multi-Utilities (7.4%)
Aquila, Inc.*^	1,200,000	4,476,000
Energy East Corp.	110,000	2,993,100
Integrys Energy Group, Inc.	4,000	206,760
NorthWestern Corp.	55,000	1,622,500
NSTAR	6,000	217,320
Puget Energy, Inc.	125,000	3,428,750
Suez S.A. (VVPR)*	4,000	59

		12,944,489

Total Utilities		14,268,774

Total Common Stocks (77.1%)
(Cost $138,942,440)		135,628,235

	Number of Warrants
WARRANT:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
WesternZagros Resources Ltd., expiring 1/18/08*
(Cost $—)	2,500	380

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities (19.6%)
U.S. Treasury Bills
3.28%, 6/12/08 (p)^	$25,000,000	24,632,125
3.23%, 5/8/08 (p)^	10,000,000	9,885,700

Total Government Securities		34,517,825

Short-Term Investments of Cash Collateral for Securities Loaned (14.1%)
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	1,000,000	1,000,000
Credit Suisse (USA) LLC, Repurchase Agreement
4.69%, 1/2/08 (r)	10,000,000	10,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	13,743,656	13,743,656

Total Short-Term Investments of Cash Collateral for Securities Loaned		24,743,656

Time Deposit (4.2%)
JPMorgan Chase Nassau
3.51%, 1/2/08	7,342,965	7,342,965

Total Short-Term Investments (37.9%)
(Cost/Amortized Cost $ 66,600,752)		66,604,446

Total Investments (115.0%)
(Cost/Amortized Cost $ 205,543,192)		202,233,061
Other Assets Less Liabilities (-15.0%)		(26,391,992)

Net Assets (100%)		$175,841,069

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR	—	American Depositary Receipt
VVPR	—	Verlaagde Vooheffing Precompte Reduit (Belgium dividend coupon)

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$377,538,323
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$345,368,615

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,371,201
Aggregate gross unrealized depreciation	(9,155,060)

Net unrealized depreciation	$(3,783,859)

Federal income tax cost of investments	$206,016,920

At December 31, 2007, the Portfolio had loaned securities with a total value of $34,058,167. This was secured by collateral of $24,743,656 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $10,083,414 was received in the form of short-term pooled securities, which the Portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2007, the Portfolio incurred approximately $250,419 as brokerage commissions with Gabelli & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (15.9%)
Auto Components (2.6%)
Beru AG	10,000	$1,098,000
BorgWarner, Inc.	194,000	9,391,540
Dana Corp.*	230,000	5,520
Federal-Mogul Corp.*^	60,000	27,000
Hawk Corp., Class A*	52,000	937,040
Modine Manufacturing Co.^	530,000	8,750,300
Proliance International, Inc.*	170,000	306,000
Spartan Motors, Inc.^	290,000	2,215,600
Standard Motor Products, Inc.^	527,000	4,300,320
Stoneridge, Inc.*^	210,000	1,688,400
Strattec Security Corp.	21,000	870,030
Superior Industries International, Inc.^	140,000	2,543,800
Tenneco, Inc.*	90,000	2,346,300

		34,479,850

Automobiles (0.1%)
Coachmen Industries, Inc.	40,000	238,000
Fleetwood Enterprises, Inc.*^	140,000	837,200
Monaco Coach Corp.^	30,000	266,400
Thor Industries, Inc.^	4,000	152,040

		1,493,640

Diversified Consumer Services (0.2%)
Matthews International Corp., Class A^	15,000	703,050
Universal Technical Institute, Inc.*^	100,000	1,700,000

		2,403,050

Hotels, Restaurants & Leisure (3.0%)
Boyd Gaming Corp.^	2,500	85,175
Canterbury Park Holding Corp.	105,000	1,260,000
Churchill Downs, Inc.^	158,000	8,527,260
Denny’s Corp.*^	8,000	30,000
Dover Downs Gaming & Entertainment, Inc.^	80,000	900,000
Dover Motorsports, Inc.^	290,000	1,899,500
Gaylord Entertainment Co.*^	250,000	10,117,500
International Speedway Corp., Class A	10,000	411,800
Marcus Corp.^	25,000	386,250
Nathan’s Famous, Inc.*^	2,100	36,687
Orient-Express Hotels Ltd., Class A^	65,000	3,738,800
Pinnacle Entertainment, Inc.*^	200,000	4,712,000
Six Flags, Inc.*^	60,000	121,800
Sonesta International Hotels Corp.^	90,000	3,150,000
Steak n Shake Co.*^	350,000	3,815,000
Triarc Cos., Inc., Class A	40,000	349,200
Triarc Cos., Inc., Class B^	70,000	613,200

		40,154,172

Household Durables (0.9%)
Cavalier Homes, Inc.*	720,000	1,404,000
Cavco Industries, Inc.*^	94,500	3,197,880
Champion Enterprises, Inc.*^	400,000	3,768,000
Lenox Group, Inc.*^	40,000	105,600
Nobility Homes, Inc.	33,200	605,900
Palm Harbor Homes, Inc.*^	30,000	316,500
Skyline Corp.^	96,400	2,829,340

		12,227,220

Internet & Catalog Retail (0.2%)
1-800-FLOWERS.COM, Inc., Class A*^	190,000	1,658,700
Audible, Inc.*^	27,000	240,840
Liberty Media Corp., Interactive, Class A*	12,500	238,500
NutriSystem, Inc.*^	4,000	107,920

		2,245,960

Leisure Equipment & Products (0.2%)
Aruze Corp.	40,000	1,518,149
Fairchild Corp., Class A*	525,000	1,365,000
Marine Products Corp.^	45,000	315,450

		3,198,599

Media (6.2%)
Acme Communications, Inc.	65,000	177,450
Beasley Broadcasting Group, Inc., Class A^	289,300	1,504,360
Belo Corp., Class A	140,000	2,441,600
Cablevision Systems Corp.—New York Group, Class A*^	350,000	8,575,000
Carmike Cinemas, Inc.^	70,000	508,200
Charter Communications, Inc., Class A*^	48,000	56,160
Citadel Broadcasting Corp.^	300,000	618,000
Crown Media Holdings, Inc., Class A*^	110,000	715,000
Cumulus Media, Inc., Class A*	2,011	16,168
Discovery Holding Co., Class A*	25,000	628,500
E.W. Scripps Co., Class A	45,000	2,025,450
Emmis Communications Corp., Class A*^	285,000	1,097,250
Fisher Communications, Inc.*^	197,300	7,489,508
Gemstar-TV Guide International, Inc.*^	600,059	2,856,281
Getty Images, Inc.*^	110,000	3,190,000
Gray Television, Inc.^	382,000	3,063,640
Gray Television, Inc., Class A	37,700	320,450
Grupo Televisa S.A. (Sponsored ADR)^	70,000	1,663,900
Hearst-Argyle Television, Inc.^	45,000	994,950
Il Sole 24 Ore*	40,000	333,055
Imax Corp.*^	18,000	122,760
Interactive Data Corp.^	135,000	4,456,350
Interep National Radio Sales, Inc., Class A*	65,000	11,700
Journal Communications, Inc., Class A^	520,000	4,648,800
Journal Register Co.^	160,000	281,600
Lakes Entertainment, Inc.*^	95,000	658,350
Lee Enterprises, Inc.^	210,000	3,076,500
Liberty Global, Inc., Class A*	15,000	587,850
Liberty Media Corp., Capital Series, Class A*	2,500	291,225
Lin TV Corp., Class A*^	600,000	7,302,000
Martha Stewart Living Omnimedia, Class A*^	280,000	2,595,600
McClatchy Co., Class A^	160,000	2,003,200
MDC Partners, Inc., Class A*^	5,000	48,700
Media General, Inc., Class A^	225,000	4,781,250
Meredith Corp.	43,000	2,364,140
Nexstar Broadcasting Group, Inc., Class A*^	20,000	182,800
Primedia, Inc.^	120,000	1,020,000
Salem Communications Corp., Class A	400,000	2,636,000
Sinclair Broadcast Group, Inc., Class A^	270,000	2,216,700
Triple Crown Media, Inc.*	150,000	709,500
Voyager Learning Co.*	400,000	2,860,000
Warner Music Group Corp.^	200,000	1,212,000

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Young Broadcasting, Inc., Class A*	800,866	$840,909

		83,182,856

Multiline Retail (0.1%)
Bon-Ton Stores, Inc.^	180,000	1,708,200

Specialty Retail (1.9%)
AutoNation, Inc.*	30,100	471,366
Bed Bath & Beyond, Inc.*	5,000	146,950
Big 5 Sporting Goods Corp.^	30,000	432,600
Bowlin Travel Centers, Inc.*	70,000	119,000
Coldwater Creek, Inc.*^	260,000	1,739,400
Collective Brands, Inc.*^	60,000	1,043,400
CSK Auto Corp.*^	350,000	1,753,500
Earl Scheib, Inc.*‡	280,000	980,000
Midas, Inc.*^	415,000	6,083,900
Penske Auto Group, Inc.^	100,000	1,746,000
Pep Boys—Manny, Moe & Jack^	450,000	5,166,000
Sally Beauty Holdings, Inc.*^	160,000	1,448,000
Tractor Supply Co.*^	135,000	4,851,900

		25,982,016

Textiles, Apparel & Luxury Goods (0.5%)
Ashworth, Inc.*	2,000	5,700
Escada AG*	45,000	1,252,027
Hanesbrands, Inc.*	60,600	1,646,502
Hartmarx Corp.*^	380,000	1,295,800
Levcor International, Inc.*	150,000	45,000
Movado Group, Inc.^	50,000	1,264,500
Wolverine World Wide, Inc.^	18,000	441,360

		5,950,889

Total Consumer Discretionary		213,026,452

Consumer Staples (6.8%)
Beverages (0.7%)
Boston Beer Co., Inc., Class A*^	150,000	5,647,500
Brown-Forman Corp., Class A^	1,500	112,260
Davide Campari Milano S.p.A.	55,000	526,704
PepsiAmericas, Inc.	90,000	2,998,800

		9,285,264

Food & Staples Retailing (2.0%)
Great Atlantic & Pacific Tea Co., Inc.*^	520,644	16,311,777
Ingles Markets, Inc., Class A	220,000	5,585,800
Village Super Market, Inc., Class A^	10,000	508,900
Weis Markets, Inc.^	27,000	1,078,380
Winn-Dixie Stores, Inc.*	233,400	3,937,458

		27,422,315

Food Products (2.3%)
Bull-Dog Sauce Co., Ltd.	40,000	78,772
Corn Products International, Inc.	64,000	2,352,000
Del Monte Foods Co.	535,800	5,068,668
Flowers Foods, Inc.^	80,000	1,872,800
Griffin Land & Nurseries, Inc.	141,600	5,168,400
Hain Celestial Group, Inc.*^	30,000	960,000
J & J Snack Foods Corp.^	5,000	156,400
John B. Sanfilippo & Son, Inc.*^	1,000	8,420
Nissin Food Products Co., Ltd.	120,000	3,877,724
Ralcorp Holdings, Inc.*	51,000	3,100,290
Rock Field Co., Ltd.	150,000	2,164,436
Smart Balance, Inc.*^	65,000	710,450
Tootsie Roll Industries, Inc.^	209,280	5,738,458

		31,256,818

Household Products (1.3%)
Church & Dwight Co., Inc.	75,000	4,055,250
Energizer Holdings, Inc.*	20,000	2,242,600
Katy Industries, Inc.*^	525,000	1,050,000
Oil-Dri Corp. of America‡	400,625	8,789,712
Spectrum Brands, Inc.*^	5,000	26,650
WD-40 Co.^	23,000	873,310

		17,037,522

Personal Products (0.5%)
Elizabeth Arden, Inc.*^	10,000	203,500
Revlon, Inc., Class A*^	215,000	253,700
Schiff Nutrition International, Inc.‡	898,100	5,155,094
United-Guardian, Inc.	110,000	1,145,100

		6,757,394

Total Consumer Staples		91,759,313

Energy (1.3%)
Energy Equipment & Services (1.2%)
Oceaneering International, Inc.*	50,000	3,367,500
Rowan Cos., Inc.	110,000	4,340,600
RPC, Inc.^	550,000	6,440,500
Union Drilling, Inc.*^	115,000	1,813,550
W-H Energy Services, Inc.*	5,000	281,050

		16,243,200

Oil, Gas & Consumable Fuels (0.1%)
Callon Petroleum Co.*^	1,000	16,450
Genesis Energy LP	30,000	705,000
James River Coal Co.*^	50,000	559,000

		1,280,450

Total Energy		17,523,650

Financials (5.6%)
Capital Markets (2.8%)
BKF Capital Group, Inc.*	50,000	111,000
Epoch Holding Corp.^	415,000	6,225,000
Janus Capital Group, Inc.^	260,000	8,541,000
Pzena Investment Management, Inc.^	30,000	342,000
SWS Group, Inc.^	470,000	5,954,900
Waddell & Reed Financial, Inc.^	460,000	16,601,400

		37,775,300

Commercial Banks (0.5%)
Nara Bancorp, Inc.^	300,000	3,501,000
Sterling Bancorp/New York^	220,000	3,000,800

		6,501,800

Diversified Financial Services (0.2%)
Highlands Acquisition Corp.*^	65,000	630,500
Ideation Acquisition Corp.*	115,000	902,750
SP Acquisition Holdings, Inc.*	15,000	153,000

		1,686,250

Insurance (1.6%)
Alleghany Corp.*	3,770	1,515,540
Argo Group International Holdings Ltd.*^	77,807	3,278,009
CNA Surety Corp.*^	270,000	5,343,300
Midland Co.^	175,000	11,320,750

		21,457,599

Real Estate Management & Development (0.0%)
Gyrodyne Co. of America, Inc.	2,000	84,720

Thrifts & Mortgage Finance (0.5%)
Crazy Woman Creek Bancorp, Inc.	10,000	202,500
Flushing Financial Corp.^	120,000	1,926,000
Franklin Bank Corp./Texas*^	60,000	258,600
NewAlliance Bancshares, Inc.^	370,000	4,262,400
Sovereign Bancorp, Inc.	30,000	342,000

		6,991,500

Total Financials		74,497,169

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Health Care (7.7%)
Biotechnology (0.2%)
Coley Pharmaceutical Group, Inc.*^	50,000	$400,000
Crucell N.V. (ADR)*^	150,000	2,481,000
Vanda Pharmaceuticals, Inc.*^	20,000	137,600

		3,018,600

Health Care Equipment & Supplies (4.8%)
Advanced Medical Optics, Inc.*^	530,000	13,000,900
Align Technology, Inc.*^	190,000	3,169,200
AngioDynamics, Inc.*^	125,000	2,380,000
Anika Therapeutics, Inc.*^	2,400	34,848
Biolase Technology, Inc.*	90,000	212,400
CONMED Corp.*^	135,000	3,119,850
Cooper Cos., Inc.^	40,000	1,520,000
Cutera, Inc.*^	160,000	2,512,000
Del Global Technologies Corp.*	30,000	87,000
Dentsply International, Inc.	6,000	270,120
DexCom, Inc.*^	60,000	529,800
Edwards Lifesciences Corp.*^	75,000	3,449,250
Exactech, Inc.*	165,000	3,423,750
Greatbatch, Inc.*^	450,000	8,995,500
ICU Medical, Inc.*^	20,000	720,200
Inverness Medical Innovations, Inc.*	10,000	561,800
Kensey Nash Corp.*^	100,000	2,992,000
Lifecore Biomedical, Inc.*	230,000	3,323,500
Mentor Corp.^	100,000	3,910,000
Micrus Endovascular Corp.*^	70,150	1,380,552
National Dentex Corp.*	31,000	499,720
Orthofix International N.V.*^	9,000	521,730
Possis Medical, Inc.*^	91,000	1,326,780
Quidel Corp.*^	50,000	973,500
Regeneration Technologies, Inc.*^	120,000	1,041,600
SSL International plc	85,000	905,225
Syneron Medical Ltd.*^	10,000	133,700
Thoratec Corp.*^	100,000	1,819,000
Vascular Solutions, Inc.*^	200,000	1,300,000
Young Innovations, Inc.	20,000	478,200

		64,592,125

Health Care Providers & Services (1.4%)
American Dental Partners, Inc.*^	70,000	702,100
Animal Health International, Inc.*^	150,000	1,845,000
Chemed Corp.^	78,000	4,358,640
Henry Schein, Inc.*^	7,000	429,800
MWI Veterinary Supply, Inc.*^	14,000	560,000
Odyssey HealthCare, Inc.*^	300,000	3,318,000
Owens & Minor, Inc.^	140,000	5,940,200
Patterson Cos., Inc.*	15,000	509,250
PSS World Medical, Inc.*^	70,000	1,369,900

		19,032,890

Health Care Technology (0.3%)
AMICAS, Inc.*^	220,000	585,200
IMS Health, Inc.	140,000	3,225,600

		3,810,800

Life Sciences Tools & Services (0.1%)
Invitrogen Corp.*	13,000	1,214,330

Pharmaceuticals (0.9%)
Allergan, Inc.	32,000	2,055,680
Alpharma, Inc., Class A*^	281,000	5,662,150
Heska Corp.*	150,000	274,500
Matrixx Initiatives, Inc.*^	100,000	1,391,000
Pain Therapeutics, Inc.*^	200,000	2,120,000
TL Administration Corp.*†	85,000	340
		11,503,670

Total Health Care		103,172,415

Industrials (22.5%)
Aerospace & Defense (2.3%)
AAR Corp.*^	73,000	2,776,190
Curtiss-Wright Corp.^	54,000	2,710,800
Empresa Brasileira de Aeronautica S.A. (ADR)^	4,000	182,360
GenCorp, Inc.*^	220,000	2,565,200
Heico Corp.^	13,000	708,240
Herley Industries, Inc.*	350,000	4,812,500
Innovative Solutions & Support, Inc.*^	15,000	145,350
Moog, Inc., Class A*^	60,000	2,748,600
Precision Castparts Corp.	99,000	13,731,300

		30,380,540

Air Freight & Logistics (0.5%)
Park-Ohio Holdings Corp.*^	256,000	6,425,600

Building Products (0.1%)
Griffon Corp.*	160,000	1,992,000

Commercial Services & Supplies (2.6%)
ACCO Brands Corp.*^	100,000	1,604,000
Allied Waste Industries, Inc.*	260,000	2,865,200
American Ecology Corp.	2,000	46,960
Brink’s Co.	55,000	3,285,700
Casella Waste Systems, Inc.*^	10,000	130,400
Copart, Inc.*	70,000	2,978,500
Covanta Holding Corp.*	150,000	4,149,000
Duff & Phelps Corp., Class A*	2,000	39,360
Layne Christensen Co.*^	39,000	1,919,190
Nashua Corp.*	150,000	1,743,000
Republic Services, Inc.	150,000	4,702,500
Rollins, Inc.	472,500	9,072,000
Waste Connections, Inc.*	1,000	30,900
Waste Industries USA, Inc.^	40,000	1,452,000
Waste Services, Inc.*^	10,000	85,700
WCA Waste Corp.*	20,000	129,200

		34,233,610

Construction & Engineering (0.4%)
Furmanite Corp.*^	390,000	4,602,000
Insituform Technologies, Inc., Class A*^	70,000	1,036,000

		5,638,000

Electrical Equipment (3.9%)
A.O. Smith Corp.^	7,000	245,350
A.O. Smith Corp., Class A	8,000	278,000
Acuity Brands, Inc.^	2,000	90,000
Ametek, Inc.	200,000	9,368,000
Baldor Electric Co.^	170,000	5,722,200
Belden, Inc.^	54,000	2,403,000
C&D Technologies, Inc.*^	16,000	105,760
Franklin Electric Co., Inc.^	110,000	4,209,700
Genlyte Group, Inc.*^	40,000	3,808,000
GrafTech International Ltd.*^	360,000	6,390,000
MagneTek, Inc.*^	420,000	1,797,600
Roper Industries, Inc.^	37,000	2,313,980
SL Industries, Inc.*	123,400	2,482,808
Tech/Ops Sevcon, Inc.	159,700	1,197,750
Thomas & Betts Corp.*^	210,000	10,298,400
Woodward Governor Co.^	33,000	2,242,350

		52,952,898

Industrial Conglomerates (0.7%)
Standex International Corp.^	72,000	1,256,400
Tredegar Corp.^	499,100	8,025,528

		9,281,928

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Machinery (9.7%)
Ampco-Pittsburgh Corp.^	222,600	$8,487,738
Badger Meter, Inc.^	88,000	3,955,600
Baldwin Technology Co. Inc., Class A*^	390,000	1,840,800
Barnes Group, Inc.^	3,500	116,865
Basin Water, Inc.*^	20,000	165,400
CIRCOR International, Inc.^	205,000	9,503,800
Clarcor, Inc.^	380,000	14,428,600
CNH Global N.V.	335,000	22,049,700
Crane Co.	275,000	11,797,500
Donaldson Co., Inc.	40,000	1,855,200
Flowserve Corp.	160,000	15,392,000
Gehl Co.*^	45,000	721,800
Gorman-Rupp Co.^	70,312	2,193,734
Graco, Inc.	122,000	4,545,720
IDEX Corp.	130,000	4,696,900
L.S. Starrett Co., Class A	50,000	845,500
Mueller Water Products, Inc., Class A^	50,000	476,000
Navistar International Corp.*	90,000	4,878,000
Oshkosh Truck Corp.	12,000	567,120
Robbins & Myers, Inc.^	90,000	6,806,700
Tennant Co.^	185,000	8,193,650
Watts Water Technologies, Inc., Class A^	210,000	6,258,000

		129,776,327

Trading Companies & Distributors (2.3%)
GATX Corp.	310,000	11,370,800
Huttig Building Products, Inc.*	44,000	153,560
Industrial Distribution Group, Inc.*^	167,500	1,917,875
Kaman Corp.^	450,000	16,564,500
National Patent Development Corp.*^	10,000	26,900
Rush Enterprises, Inc., Class B*	15,000	267,000

		30,300,635

Total Industrials		300,981,538

Information Technology (6.4%)
Communications Equipment (0.9%)
3Com Corp.*	100,000	452,000
Bel Fuse, Inc., Class A^	198,700	6,853,163
Communications Systems, Inc.	94,300	1,121,227
Nextwave Wireless, Inc.*^	115,000	618,700
Nortel Networks Corp.*^	100,000	1,509,000
Plantronics, Inc.	45,000	1,170,000

		11,724,090

Computers & Peripherals (1.2%)
Intermec, Inc.*	780,000	15,841,800
Transact Technologies, Inc.*	100,000	479,000

		16,320,800

Electronic Equipment & Instruments (1.8%)
Anixter International, Inc.*^	2,000	124,540
CTS Corp.^	430,000	4,269,900
Excel Technology, Inc.*^	45,000	1,219,500
Gerber Scientific, Inc.*^	400,000	4,320,000
KEMET Corp.*^	350,000	2,320,500
Littelfuse, Inc.*^	76,000	2,504,960
Methode Electronics, Inc.	145,000	2,383,800
Park Electrochemical Corp.^	210,000	5,930,400
Trans-Lux Corp.*	79,900	511,360

		23,584,960

Internet Software & Services (0.4%)
ValueClick, Inc.*	250,000	5,475,000

IT Services (0.2%)
Edgewater Technology, Inc.*	441,800	3,225,140

Semiconductors & Semiconductor Equipment (0.3%)
California Micro Devices Corp.*^	650,000	3,016,000
Cypress Semiconductor Corp.*	40,000	1,441,200
MoSys, Inc.*^	32,000	$155,200

		4,612,400

Software (1.6%)
Borland Software Corp.*^	84,000	252,840
Cognos, Inc.*	300,000	17,271,000
FalconStor Software, Inc.*^	75,000	844,500
GSE Systems, Inc.*^	11,323	115,947
Stamford Industrial Group, Inc.*	440,000	550,000
Take-Two Interactive Software, Inc.*^	90,000	1,660,500
Tyler Technologies, Inc.*^	60,000	773,400

		21,468,187

Total Information Technology		86,410,577

Materials (6.4%)
Chemicals (4.7%)
Albemarle Corp.	4,000	165,000
Arch Chemicals, Inc.^	60,000	2,205,000
Chemtura Corp.	1,400,000	10,920,000
Core Molding Technologies, Inc.*	250,000	1,767,500
Cytec Industries, Inc.	5,000	307,900
Ferro Corp.	505,000	10,468,650
Hawkins, Inc.^	150,000	2,250,000
Hercules, Inc.	500,000	9,675,000
Material Sciences Corp.*^	154,300	1,146,449
NewMarket Corp.^	24,000	1,336,560
Omnova Solutions, Inc.*^	675,000	2,976,750
Scotts Miracle-Gro Co., Class A	19,000	710,980
Sensient Technologies Corp.	400,000	11,312,000
Zep, Inc.*^	515,000	7,143,050

		62,384,839

Containers & Packaging (1.5%)
Chesapeake Corp.^	15,000	77,850
Greif, Inc., Class A	160,000	10,459,200
Myers Industries, Inc.	650,000	9,405,500

		19,942,550

Metals & Mining (0.2%)
Barrick Gold Corp.^	35,000	1,471,750
Kinross Gold Corp.*^	28,167	518,273
WHX Corp.*	43,000	163,400

		2,153,423

Paper & Forest Products (0.0%)
Schweitzer-Mauduit International, Inc.^	30,000	777,300

Total Materials		85,258,112

Telecommunication Services (4.0%)
Diversified Telecommunication Services (1.2%)
ATX Communications, Inc.*†	30,000	342
Cincinnati Bell, Inc.*^	2,000,000	9,500,000
Citizens Communications Co.	45,000	572,850
D&E Communications, Inc.	90,000	1,300,500
Verizon Communications, Inc.	90,000	3,932,100
Windstream Corp.	27,000	351,540

		15,657,332

Wireless Telecommunication Services (2.8%)
Centennial Communications Corp.*^	100,000	929,000
Clearwire Corp., Class A*^	100,000	1,371,000
Rogers Communications, Inc., Class B	200,000	9,050,000
Rural Cellular Corp., Class A*	260,000	11,463,400

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
U.S. Cellular Corp.*	66,000	$5,550,600
Vimpel-Communications (Sponsored ADR)^	218,000	9,068,800

		37,432,800

Total Telecommunication Services		53,090,132

Utilities (4.5%)
Electric Utilities (0.9%)
Allegheny Energy, Inc.	24,000	1,526,640
El Paso Electric Co.*^	210,000	5,369,700
Unisource Energy Corp.	10,000	315,500
Westar Energy, Inc.^	210,000	5,447,400

		12,659,240

Gas Utilities (1.2%)
AGL Resources, Inc.	4,000	150,560
National Fuel Gas Co.^	65,000	3,034,200
ONEOK, Inc.	80,000	3,581,600
Southwest Gas Corp.	279,400	8,317,738

		15,084,098

Independent Power Producers & Energy Traders (0.0%)
AES Corp.*	25,000	534,750

Multi-Utilities (2.2%)
Aquila, Inc.*	4,500,000	16,785,000
CH Energy Group, Inc.^	125,000	5,567,500
NorthWestern Corp.^	230,000	6,785,000

		29,137,500

Water Utilities (0.2%)
Pennichuck Corp.	57,700	1,541,167
SJW Corp.^	22,000	762,740

		2,303,907

Total Utilities		59,719,495

Total Common Stocks (81.1%)
(Cost $891,065,744)		1,085,438,853

	Principal Amount
SHORT TERM INVESTMENTS:
Government Securities (18.3%)
U.S. Treasury Bills
2.71%, 2/21/08^ (p)	$40,000,000	39,843,931
3.01%, 3/13/08^ (p)	78,500,000	78,023,897
3.23%, 5/8/08^#(p)	50,000,000	49,428,500
3.28%, 6/12/08 (p)	78,500,000	77,344,872

Total Government Securities		244,641,200

Short-Term Investments of Cash Collateral for Securities Loaned (26.8%)
Bancaja U.S. Debt S.A.U.
5.37%, 7/10/09 (l)	5,001,632	5,001,632
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	70,000,000	70,000,000
Beta Finance, Inc.
4.37%, 5/11/09 (l)	9,993,436	9,993,436
Caixa d’Estalvis i Pensions de Barcelona/Catalonia
5.18%, 6/30/08 (l)	6,950,000	6,950,000
Calyon/New York
4.37%, 10/14/08 (l)	9,998,084	9,998,084
CC USA, Inc.
4.38%, 2/20/08 (l)	6,499,672	6,499,672
Citigroup Global Markets, Inc.
4.65%, 1/7/08(l)	10,000,000	10,000,000
Comerica Bank
5.00%, 6/19/09(l)	10,001,400	10,001,400
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	177,481,253	177,481,253
Goldman Sachs Group, Inc.
4.62%, 8/18/08 (l)	5,000,000	5,000,000
4.41%, 3/27/09 (l)	2,000,000	2,000,000
Monumental Global Funding II
4.36%, 4/25/08 (l)	10,000,000	10,000,000
4.40%, 3/26/10 (l)	1,000,000	1,000,000
National Bank of Canada/New York
5.16%, 4/16/08 (l)	6,000,000	6,000,000
New York Life Insurance Co.
5.29%, 3/31/08 (l)	12,000,000	12,000,000
Pricoa Global Funding I
4.37%, 9/22/08 (l)	2,000,000	2,000,000
4.40%, 6/25/10 (l)	9,997,501	9,997,501
Ulster Bank Ireland Ltd.
4.72%, 4/18/08 (l)	5,000,000	5,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		$358,922,978

Time Deposit (2.0%)
JPMorgan Chase Nassau
3.51%, 1/2/08	26,925,959	26,925,959

Total Short-Term Investments (47.1%)
(Cost/Amortized Cost $630,445,638)		630,490,137

Total Investments (128.2%)
(Cost/Amortized Cost $1,521,511,382)		1,715,928,990
Other Assets Less Liabilities (-28.2%)		(377,051,107)

Net Assets (100%)		$1,338,877,883

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $682 or 0% of net assets) valued at fair value.
‡	Affiliated company as defined under the Investment Company Act of 1940.
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

At December 31, 2007 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/07	Unrealized Appreciation
Russell 2000 Index	35	March-08	$13,229,550	$13,513,500	$283,950

Investments in companies which were affiliates for the year ended December 31, 2007, were as follows:

Securities	Market Value December 31, 2006	Purchases at Cost	Sales at Cost	Market Value December 31, 2007	Dividend Income	Realized Gain/(Loss)
Earl Scheib, Inc.	$991,200	$—	$—	$980,000	$—	$—
Oil-Dri Corp of America	4,905,750	1,870,000	—	8,789,712	173,913	—
Schiff Nutrition International Inc.	3,059,000	2,512,485	—	5,155,094	1,050,000	—

	$8,955,950	$4,382,485	$—	$14,924,806	$1,223,913	$—

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$716,899,878
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$352,156,403

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$271,697,462
Aggregate gross unrealized depreciation	(83,447,063)

Net unrealized appreciation	$188,250,399

Federal income tax cost of investments	$1,527,678,591

At December 31, 2007, the Portfolio had loaned securities with a total value of $389,129,642. This was secured by collateral of $358,922,978 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $40,136,595 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2007, the Portfolio incurred approximately $433 as brokerage commissions with Exane S.A., and $652,620 with Gabelli & Co., Inc., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (17.2%)
Asset-Backed Securities (12.5%)
ACE Securities Corp.,
Series 06-NC3 A2A
4.915%, 12/25/36 (b)(l)	$461,611	$448,227
Bear Stearns Asset Backed Securities Trust,
Series 06-HE10 21A1
4.935%, 12/25/36 (b)(l)	361,746	354,342
Capital Auto Receivables Asset Trust,
Series 07-4A A4
5.300%, 5/15/14	415,000	419,904
Carrington Mortgage Loan Trust,
Series 06-NC5 A1
4.915%, 1/25/37 (b)(l)	455,830	445,947
Chase Issuance Trust,
Series 07-A17 A
5.120%, 10/15/14	500,000	512,093
Citibank Omni Master Trust,
Series 07-A9
5.650%, 12/23/13 (l)	560,000	560,000
Countrywide Asset-Backed Certificates,
Series 06-22 2A1
4.915%, 5/25/37 (b)(l)	389,229	383,738
Daimler Chrysler Auto Trust,
Series 04-C A4
3.280%, 12/8/09	414,846	412,103
Series 06-B A3
5.330%, 8/8/10	794,921	797,466
Ford Credit Auto Owner Trust,
Series 07-A A2A
5.420%, 4/15/10	535,000	537,557
Honda Auto Receivables Owner Trust,
Series 06-2 A3
5.300%, 7/21/10	515,000	516,994
Series 07-2 A2
5.410%, 11/23/09	495,000	496,779
Indymac Residential Asset Backed Trust,
Series 06-E 2A1
4.925%, 4/25/37 (b)(l)	455,232	445,401

MBNA Credit Card Master Note Trust,
Series 05-A7 A7
4.300%, 2/15/11	950,000	948,800
Morgan Stanley ABS Capital I,
Series 06-HE8 A2A
4.915%, 10/25/36 (b)(l)	382,127	365,066
Nissan Auto Receivables Owner Trust,
Series 05-C A3
4.190%, 7/15/09	393,467	392,566
Residential Asset Mortgage Products, Inc.,
Series 06-EFC2 A1
4.925%, 12/25/36 (b)(l)	346,230	338,228
Structured Asset Securities Corp.,
Series 06-BC6 A2
4.945%, 1/25/37 (l)	449,976	434,542
Series 07-WF2 A2
5.565%, 8/25/37 (l)	521,240	512,525

		9,322,278

Non-Agency CMO (4.7%)
Bear Stearns Adjustable Rate Mortgage Trust,
Series 06-1 A1
4.625%, 2/25/36 (l)	498,872	491,362
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 07-CD5 A4
5.886%, 11/15/44 (l)	150,000	154,250
Countrywide Alternative Loan Trust,
Series 06-OC9 A1
4.940%, 12/25/36 (l)	451,197	445,094
Series 06-OC10 2A1
4.955%, 11/25/36 (l)	348,369	342,579
Harborview Mortgage Loan Trust,
Series 06-11 A1A
5.135%, 12/19/36 (l)	548,158	516,964
LB Commercial Conduit Mortgage Trust,
Series 98-C4 A2
6.300%, 10/15/35	632,839	636,398
LB-UBS Commercial Mortgage Trust,
Series 07-C7 A3
5.866%, 9/15/45 (l)	425,000	439,616
Morgan Stanley Capital I,
Series 07-IQ16 A4
5.809%, 12/12/49	255,000	262,432
Wachovia Bank Commercial Mortgage Trust,
Series 05-C22 A4
5.266%, 12/15/44 (l)	225,000	225,191

		3,513,886

Total Asset-Backed and Mortgage-Backed Securities		12,836,164

Energy (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	350,000	356,381

Total Energy		356,381

Financials (10.2%)
Capital Markets (8.1%)
Bear Stearns Cos., Inc.
5.500%, 8/15/11	150,000	148,109
6.950%, 8/10/12	280,000	287,896
Goldman Sachs Group, Inc.
5.250%, 10/15/13	110,000	110,038
Lehman Brothers Holdings, Inc.
6.000%, 7/19/12	235,000	239,285
Morgan Stanley
5.493%, 1/9/12 (l)	1,275,000	1,232,146
Private Export Funding Corp.
5.750%, 1/15/08	1,000,000	1,000,596
3.400%, 2/15/08	3,000,000	2,996,380

		6,014,450

Commercial Banks (0.8%)
Royal Bank of Scotland Group plc
6.990%, 12/31/49 (l)§	225,000	224,323
UBS AG/Connecticut
5.875%, 12/20/17	365,000	367,571

		591,894

Diversified Financial Services (1.3%)
Bank of America Corp.
6.000%, 9/1/17	300,000	306,502
Citigroup, Inc.
5.300%, 10/17/12	500,000	506,535
JP Morgan Chase Capital XXV
6.800%, 10/1/37	200,000	192,294

		1,005,331

Total Financials		7,611,675

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Government Securities (95.3%)
Agency ABS (2.1%)
Federal National Mortgage Association Grantor Trust
5.145%, 3/25/33 (b)(l)	$197,413	$196,872
Small Business Administration,
Series 04-P10B 1
4.754%, 8/10/14	1,379,093	1,367,835

		1,564,707

Agency CMO (3.9%)
Federal Home Loan Mortgage Corp.
5.500%, 11/15/26	427,470	432,934
6.000%, 4/15/36	447,353	461,161
Federal National Mortgage Association
5.500%, 7/25/28	1,386,415	1,402,858
5.500%, 11/25/30	411,221	415,345
Federal National Mortgage Association STRIPs
5.000%, 6/1/35 IO	940,632	201,064

		2,913,362

U.S. Government Agencies (49.1%)
Federal Home Loan Bank
5.400%, 10/27/11	1,325,000	1,341,283
Federal Home Loan Mortgage Corp.
5.500%, 2/1/32	1,641,410	1,642,554
4.067%, 6/1/34 (l)	2,599,658	2,576,019
4.192%, 10/1/34 (l)	2,854,392	2,855,625
Federal National Mortgage Association
5.010%, 1/1/12	1,825,000	1,861,040
5.065%, 2/1/12	1,000,000	1,021,611
5.240%, 4/1/12	2,000,000	2,055,318
5.500%, 1/25/23 TBA	400,000	405,125
5.500%, 12/1/32	89,323	89,482
4.487%, 5/1/33 (l)	1,676,338	1,673,178
4.486%, 5/1/34 (l)	1,129,514	1,121,704
5.684%, 6/1/34 (l)	833,817	839,513
4.775%, 10/1/34 (l)	1,110,431	1,109,836
5.592%, 12/1/34 (l)	2,142,107	2,153,095
5.500%, 2/1/35	572,502	572,927
4.905%, 6/1/35 (l)	1,305,750	1,303,811
5.000%, 10/1/35	1,307,223	1,276,206
6.000%, 12/1/35	281,263	285,779
6.000%, 3/1/36	420,330	426,926
6.000%, 6/1/36	51,104	51,906
6.000%, 11/1/36	51,100	51,902
6.000%, 6/1/37	1,094,044	1,111,066
Government National Mortgage Association
7.500%, 10/15/24	1,966	2,098
7.000%, 9/20/28	52,937	56,013
6.000%, 12/15/31	1,471,880	1,510,488
Overseas Private Investment Corp.
7.050%, 11/15/13	1,285,714	1,385,434
Small Business Administration
5.886%, 9/1/11	306,646	312,590
5.136%, 8/10/13	2,377,681	2,395,579
Tennessee Valley Authority
5.375%, 11/13/08	2,000,000	2,019,076
6.000%, 3/15/13^	1,000,000	1,087,129
4.750%, 8/1/13	2,000,000	2,054,208

		36,648,521

U.S. Treasuries (40.2%)
U.S. Treasury Bonds
8.750%, 5/15/17^	2,040,000	2,775,357
5.000%, 5/15/37	200,000	217,984
U.S. Treasury Notes
3.625%, 10/31/09	5,250,000	5,301,681
4.750%, 2/15/10^	4,975,000	5,146,792
4.625%, 2/29/12^	2,765,000	2,901,522
4.125%, 8/31/12^	305,000	314,031
4.250%, 9/30/12	2,890,000	2,991,375
3.375%, 11/30/12	5,090,000	5,072,903
4.250%, 11/15/17	5,230,000	5,321,117

		30,042,762

Total Government Securities		71,169,352

Total Long-Term Debt Securities (123.2%) (Cost $ 91,305,365)		91,973,572

SHORT-TERM INVESTMENTS:
Commercial Paper (0.5%)
Chariot Funding
5.830%, 1/28/08 (n)(p)	375,000	373,309

Short-Term Investment of Cash Collateral for Securities Loaned (13.3%)
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	9,930,207	9,930,207

Time Deposit (1.4%)
JPMorgan Chase Nassau
3.51%, 1/2/08	1,069,700	1,069,700

Total Short-Term Investments (15.2%) (Cost/Amortized Cost $ 11,373,276)		11,373,216

Total Investments Before Securities Sold Short (138.4%) (Cost/Amortized Cost $ 102,678,641)		103,346,788

SECURITIES SOLD SHORT:
U.S. Government Agencies (-4.9%)
Federal National Mortgage Association
6.000%, 1/25/38 TBA	(1,800,000)	(1,827,562)
5.000%, 2/25/38 TBA	(1,300,000)	(1,267,500)
5.500%, 2/25/38 TBA	(600,000)	(598,875)

Total Securities Sold Short (-4.9%) (Proceeds Received $ 3,662,438)		(3,693,937)

Total Investments (133.5%) (Cost/Amortized Cost $ 99,016,203)		99,652,851
Other Assets Less Liabilities (-33.5%)		(24,974,901)

Net Assets (100%)		$74,677,950

^	All, or a portion of security out on loan (See Note 1).
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2007, the market value of these securities amounted to $224,323 or 0.30% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Glossary:

ABS	—	Asset-Backed Security
CMO	—	Collateralized Mortgage Obligation
IO	—	Interest only
STRIPs	—	Separate Trading of Registered Interest and Principal of Securities.
TBA	—	Security is subject to delayed delivery.

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$60,560,990
Long-term US Treasury securities	598,115,661

$658,676,651

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$84,848,575
Long-term US Treasury securities	576,334,448

$661,183,023

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$875,573
Aggregate gross unrealized depreciation	(471,654)

Net unrealized appreciation	$403,919

Federal income tax cost of investments	$102,942,869

At December 31, 2007, the Portfolio had loaned securities with a total value of $11,357,830. This was secured by collateral of $9,930,207 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $1,583,066 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $955,428 which expires in the year 2014.

The Portfolio utilized net capital loss carryforward of $704,166 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (0.6%)
Billabong International Ltd.	155,586	$2,024,594

Austria (2.8%)
Erste Bank der Oesterreichischen Sparkassen AG	71,640	5,079,951
Raiffeisen International Bank Holding AG	15,681	2,375,176
Wienerberger AG	50,252	2,786,753

		10,241,880

Bermuda (0.6%)
Accenture Ltd., Class A	59,960	2,160,359

Brazil (3.6%)
Bolsa de Mercadorias e Futuros - BM&F	166,000	2,331,461
Cia Vale do Rio Doce (ADR)	113,770	3,716,866
Petroleo Brasileiro S.A. (ADR)	37,540	4,326,109
Unibanco-Uniao de Bancos Brasileiros S.A. (GDR)	17,770	2,481,403

		12,855,839

Canada (0.6%)
Research In Motion Ltd.*	19,500	2,211,300

Cyprus (0.8%)
Bank of Cyprus Public Co., Ltd.	149,500	2,743,599

Czech Republic (1.0%)
CEZ A/S	47,080	3,525,932

Denmark (1.2%)
Novo Nordisk A/S, Class B	67,270	4,418,672

Egypt (1.1%)
Orascom Telecom Holding SAE
(GDR)(London Exchange)^ (m)	4,490	371,772
Orascom Telecom Holding SAE
(GDR)(OTC Exchange) (m)	42,680	3,534,327

		3,906,099

Finland (1.0%)
Nokia Oyj	93,500	3,625,328

France (11.5%)
Air Liquide	27,695	4,121,627
Groupe Danone S.A.	27,330	2,453,411
L’Oreal S.A.	20,460	2,930,929
LVMH Moet Hennessy Louis Vuitton S.A.	74,540	9,010,566
Pernod-Ricard S.A.	18,072	4,177,344
Schneider Electric S.A.	32,640	4,422,811
Societe Generale	20,519	2,967,881
Societe Television Francaise 1	82,914	2,218,407
Total S.A.	109,680	9,113,124

		41,416,100

Germany (7.7%)
Adidas AG	30,350	2,274,571
Bayer AG	42,820	3,914,689
Continental AG	19,037	2,476,863
GEA Group AG*	75,180	2,616,023
Linde AG^	29,660	3,922,310
SAP AG	51,610	2,680,967
Siemens AG (Registered)	24,320	3,870,741
Symrise AG*	127,001	3,579,945
Wacker Chemie AG	9,130	2,639,002

		27,975,111

Hong Kong (1.5%)
Dairy Farm International Holdings Ltd.	445,500	$1,942,380
Li & Fung Ltd.	894,000	3,611,589

		5,553,969

Israel (1.2%)
Makhteshim-Agan Industries Ltd.*	291,940	2,679,720
Nice Systems Ltd. (ADR)*	52,320	1,795,622

		4,475,342

Italy (1.2%)
UniCredito Italiano S.p.A.	501,670	4,166,090

Japan (15.5%)
Aeon Credit Service Co., Ltd.^	186,500	2,771,248
Astellas Pharma, Inc.	71,500	3,116,905
Canon, Inc.	60,200	2,802,130
Daiwa Securities Group, Inc.	380,000	3,455,937
Fanuc Ltd.	16,400	1,597,207
Fujitsu Ltd.	451,000	3,039,905
Hirose Electric Co., Ltd.^	36,500	4,221,277
Hisamitsu Pharmaceutical Co., Inc.	59,000	1,795,641
Inpex Holdings, Inc.	351	3,801,728
Kao Corp.	117,000	3,518,955
Keyence Corp.^	9,800	2,418,529
Kose Corp.^	76,800	2,045,204
Nippon Electric Glass Co., Ltd.^	126,000	2,059,491
Omron Corp.	104,100	2,483,342
Ricoh Co., Ltd.	95,000	1,756,031
Sumco Corp.	103,600	2,986,099
Toyota Industries Corp.	98,600	4,033,496
Trend Micro, Inc.	43,000	1,539,632
Uni-Charm Corp.^	41,200	2,607,385
Ushio, Inc.^	101,500	2,235,062
Yamaha Motor Co., Ltd.^	67,700	1,639,247

		55,924,451

Mexico (2.8%)
America Movil S.A.B. de C.V., Series L (ADR)	60,170	3,693,836
Grupo Televisa S.A. (Sponsored ADR)	149,120	3,544,582
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	689,780	3,012,096

		10,250,514

Netherlands (1.5%)
Koninklijke Philips Electronics N.V.	123,460	5,328,498

Norway (0.9%)
Telenor ASA*	138,070	3,299,278

Russia (2.2%)
Gazprom OAO (Sponsored ADR)	80,760	4,522,560
Sistema JSFC (GDR)	83,880	3,491,924

		8,014,484

Singapore (0.5%)
Venture Corp., Ltd.	186,400	1,657,522

South Africa (1.4%)
ABSA Group Ltd.^	203,540	3,305,792
Massmart Holdings Ltd.	182,680	1,924,537

		5,230,329

South Korea (1.7%)
Amorepacific Corp.	1,875	1,422,200
Samsung Electronics Co., Ltd.	7,814	4,641,401

		6,063,601

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Spain (2.1%)
Telefonica S.A	230,760	$7,496,643

Sweden (0.9%)
KappAhl Holding AB*^	147,670	1,930,641
Telefonaktiebolaget LM Ericsson, Class B	640,840	1,505,129

		3,435,770

Switzerland (10.9%)
Actelion Ltd. (Registered)*^	41,921	1,927,296
Julius Baer Holding AG (Registered)	73,387	6,067,238
Nestle S.A. (Registered)	19,547	8,977,998
Novartis AG (Registered)	101,920	5,590,453
Roche Holding AG	51,730	8,937,321
Synthes, Inc.	27,630	3,431,328
UBS AG (Registered)	96,156	4,450,448

		39,382,082

Taiwan (1.0%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	358,221	3,567,881

Turkey (0.6%)
Akbank TAS	316,150	2,346,347

United Kingdom (15.0%)
Acergy S.A.^	119,030	2,657,972
Anglo American plc	76,039	4,661,989
ARM Holdings plc	605,650	1,494,953
BHP Billiton plc	254,210	7,823,230
Capita Group plc	117,385	1,630,993
HSBC Holdings plc	213,698	3,581,761
ICAP plc	152,150	2,200,349
IG Group Holdings plc	293,850	2,368,998
Intertek Group plc	126,960	2,501,993
Reckitt Benckiser Group plc	131,190	7,609,818
Smiths Group plc	91,870	1,852,538
Standard Chartered plc	125,720	4,614,762
Tesco plc	382,350	3,632,377
WPP Group plc	576,990	7,431,159

		54,062,892

United States (1.0%)
Bucyrus International, Inc., Class A^	37,890	3,765,887

Total Common Stocks (94.4%)
(Cost $315,389,500)		341,126,393

	Number of Warrants
WARRANTS:
Luxembourg (2.4%)
HCL Technologies Ltd., expiring 9/1/10*	299,413	2,524,950
Housing Development Finance Corp., expiring 1/18/11*	85,695	6,263,447

Total Warrants (2.4%)
(Cost $5,367,594)		8,788,397

	Principal Amount
SHORT-TERM INVESTMENTS:
Commercial Paper (2.8%)
Goldman Sachs Group, Inc.
4.00%, 1/2/08 (p)	$4,320,000	4,319,040
Societe Generale North America, Inc.
3.65%, 1/2/08 (p)	5,579,000	5,577,884

Total Commercial Paper		9,896,924

Short-Term Investments of Cash Collateral for Securities Loaned (7.5%)
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	2,000,000	2,000,000
CDC Financial Products, Inc.
4.65%, 2/29/08 (l)	100,000	100,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	25,059,716	25,059,716

Total Short-Term Investments of Cash Collateral for Securities Loaned		27,159,716

Time Deposit (0.0%)
JPMorgan Chase Nassau
3.51%, 1/2/08	9,818	9,818

Total Short-Term Investments (10.3%)
(Cost/Amortized Cost $37,067,497)		37,066,458

Total Investments (107.1%)
(Cost/Amortized Cost $357,824,591)		386,981,248
Other Assets Less Liabilities (-7.1%)		(25,697,126)

Net Assets (100.0%)		$361,284,122

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(m)	Regulation S is an exemption for securities offering that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$300,555,083
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$141,437,779

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$38,623,952
Aggregate gross unrealized depreciation	(10,916,404)

Net unrealized appreciation	$27,707,548

Federal income tax cost of investments	$359,273,700

At December 31, 2007, the Portfolio had loaned securities with a total value of $25,952,410. This was secured by collateral of $27,159,716 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2007, the Portfolio incurred approximately $1,813 as brokerage commissions with Exane S.A., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $114,588 of which $88,235 expires in the year 2009, and $26,353 expires in the year 2010.

The Portfolio utilized capital loss carryforward of $7,823,669 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (32.9%)
Asset-Backed Securities (9.7%)
American Express Credit Account Master Trust,
Series 04-C C
5.528%, 2/15/12 §(l)	$1,359,485	$1,359,156
AmeriCredit Automobile Receivables Trust,
Series 04-BM A4
2.670%, 3/7/11	1,636,578	1,631,204
Asset Backed Funding Certificates,
Series 05-HE1 M2
5.305%, 12/25/34 (b)(l)	1,625,000	1,487,986
Series 05-HE1 M3
5.355%, 12/25/34 (b)(l)	1,625,000	1,444,985
Series 05-OPT1 M2
5.415%, 7/25/35 (b)(l)	1,000,000	871,322
Series 05-WF1 A2B
5.045%, 1/25/35 (b)(l)	108,874	108,819
Series 05-WMC1 A2C
5.145%, 6/25/35 (b)(l)	923,905	921,267
Bank of America Credit Card Trust,
Series 06-C4 C4
5.258%, 11/15/11 (l)	2,500,000	2,446,269
Bear Stearns Asset Backed Securities Trust,
Series 05-HE3 M1
5.295%, 3/25/35 (b)(l)	2,042,017	1,837,703
Capital One Auto Finance Trust,
Series 04-A A4
5.128%, 3/15/11 (l)	1,313,558	1,313,029
Series 05-D A3
4.810%, 3/15/10	3,021,224	3,022,454
Capital One Multi-Asset Execution Trust,
Series 03-A
6.278%, 12/15/10 §(l)	10,240,000	10,227,200
Series 07-A9 A9
4.950%, 8/15/12	32,315,000	32,739,134
Capital One Prime Auto Receivables Trust,
Series 07-1 A2
5.430%, 2/15/10	5,000,000	5,016,410
Carmax Auto Owner Trust,
Series 07-1 A3
5.240%, 7/15/11	5,000,000	5,039,055
Citibank Credit Card Issuance Trust,
Series 06-C4 C4
4.760%, 1/9/12 (l)	7,825,000	7,559,555
Citigroup Mortgage Loan Trust, Inc.,
Series 03-HE3 A
5.245%, 12/25/33 (b)(l)	1,290,301	1,187,836
Series 06-WF2 A2A
5.906%, 5/25/36 (b)(e)	26,630	26,552
CNH Equipment Trust,
Series 05-B A3
4.270%, 1/15/10	1,221,002	1,216,430
Countrywide Asset-Backed Certificates,
Series 03-5 MF1
5.413%, 1/25/34 (b)(l)	2,015,201	1,964,551
Series 04-1 3A
5.145%, 4/25/34 (b)(l)	7,039	6,450
Series 04-1 M1
5.365%, 3/25/34 (b)(l)	1,570,000	1,424,516
Series 04-1 M2
5.415%, 3/25/34 (b)(l)	1,190,000	1,031,595
Countrywide Home Equity Loan Trust,
Series 04-I A
5.318%, 2/15/34 (b)(l)	1,542,403	1,468,122
Series 04-K 2A
5.328%, 2/15/34 (b)(l)	481,368	474,827
Series 05-B 2A
5.208%, 5/15/35 (b)(l)	601,492	552,904
Credit-Based Asset Servicing and Securitization LLC,
Series 07-CB2 A2A
5.891%, 2/25/37 (b)(e)	5,939,082	5,907,192
Daimler Chrysler Auto Trust,
Series 06-C A2
5.250%, 5/8/09	1,221,168	1,222,208
First Franklin Mortgage Loan Asset Backed Certificates,
Series 05-FF2 M2
5.305%, 3/25/35 (b)(l)	400,000	352,844
Series 05-FF5 M1
5.315%, 3/25/35 (b)(l)	1,500,000	1,349,086
Ford Credit Auto Owner Trust,
Series 06-B A2A
5.420%, 7/15/09	2,642,030	2,645,281
Series 07-A A2A
5.420%, 4/15/10	4,000,000	4,019,116
GE Equipment Small Ticket LLC,
Series 05-1A A3
4.380%, 7/22/09 §	718,925	718,369
GSAMP Trust,
Series 04-OPT A1
5.205%, 11/25/34 (b)(l)	23,399	22,060
Series 05-WMC2 M1
5.295%, 11/25/35 (b)(l)	2,000,000	1,746,711
Harley-Davidson Motorcycle Trust,
Series 06-2 A2
5.350%, 3/15/13	12,500,000	12,627,770
Home Equity Asset Trust,
Series 05-8 M2
5.315%, 2/25/36 (b)(l)	3,325,000	2,741,253
Series 05-9 M1
5.275%, 4/25/36 (b)(l)	1,250,000	1,112,558
Series 05-9 M2
5.305%, 4/25/36 (b)(l)	750,000	663,984
Series 06-1 M2
5.325%, 4/25/36 †(b)(l)	1,500,000	1,064,433
Lehman XS Trust,
Series 05-7N 1A1A
5.135%, 12/25/35 (l)	1,926,320	1,808,087
Series 06-12N A1A1
4.945%, 8/25/46 (l)	4,384,358	4,354,419
Series 06-2N 1A1
5.125%, 2/25/46 (l)	2,871,044	2,723,874
Long Beach Mortgage Loan Trust,
Series 03-4 M1
5.545%, 8/25/33 (b)(l)	5,500,000	5,030,929
Series 04-1 M1
5.365%, 2/25/34 (b)(l)	2,200,000	1,995,463
Series 04-1 M2
5.415%, 2/25/34 †(b)(l)	1,475,000	1,291,965
Series 04-3 M1
5.435%, 7/25/34 (b)(l)	1,750,000	1,620,899
MASTR Asset Backed Securities Trust,
Series 05-OPT1 M2
5.285%, 3/25/35 (b)(l)	1,823,000	1,553,888
MBNA Credit Card Master Note Trust,
Series 01-C2 C2
6.178%, 12/15/10 §(l)	3,725,000	3,739,091
Nationstar Home Equity Loan Trust,
Series 07-C 2AV2
4.995%, 6/25/37 (b)(l)	10,000,000	9,139,060
New Century Home Equity Loan Trust,
Series 05-1 M1
5.315%, 3/25/35 (b)(l)	2,000,000	1,802,435

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Onyx Acceptance Owner Trust,
Series 05-A A4
3.910%, 9/15/11	$4,821,155	$4,800,104
Option One Mortgage Loan Trust,
Series 03-1 A2
5.705%, 2/25/33 (b)(l)	458,576	430,821
Series 03-5 A2
5.185%, 8/25/33 (b)(l)	255,326	241,220
Series 04-1 M1
5.465%, 1/25/34 (b)(l)	4,472,490	4,185,300
Series 05-2 M1
5.305%, 5/25/35 (b)(l)	1,700,000	1,555,770
PECO Energy Transition Trust,
Series 00-A A3
7.625%, 3/1/10	1,300,000	1,339,418
PSE&G Transition Funding LLC,
Series 01-1 A6
6.610%, 6/15/15	2,975,000	3,183,995
Residential Asset Mortgage Products, Inc.,
Series 06-RS1 AI2
5.095%, 1/25/36 (b)(l)	2,921,674	2,770,583
Residential Asset Securities Corp.,
Series 02-KS4 AIIB
5.365%, 7/25/32 (b)(l)	125,738	117,338
Series 03-KS9 A2B
5.505%, 11/25/33 (b)(l)	222,237	212,552
Series 05-KS10 M1
5.275%, 11/25/35 (b)(l)	1,274,000	1,174,425
Series 05-KS11 M1
5.265%, 12/25/35 (b)(l)	2,000,000	1,739,846
Series 05-KS11 M2
5.285%, 12/25/35 (b)(l)	1,250,000	1,028,168
SLM Student Loan Trust,
Series 05-4 A1
5.094%, 10/26/15 (l)	482,613	482,038
Soundview Home Equity Loan Trust,
Series 07-NS1 M2
5.315%, 1/25/37 (b)(l)	6,250,000	3,230,990
Specialty Underwriting & Residential Finance Trust,
Series 06-BC4 M1
5.155%, 9/25/37 (b)(l)	6,500,000	3,905,979
Triad Auto Receivables Owner Trust,
Series 06-C A3
5.260%, 11/14/11	6,000,000	6,001,305
Volkswagen Auto Lease Trust,
Series 06-A A3
5.500%, 9/21/09	11,000,000	11,050,215
Wachovia Asset Securitization, Inc.,
Series 02-HE2 A
5.295%, 12/25/32 (b)(l)	319,078	314,905
Series 03-HE3 A
5.115%, 11/25/33 (b)(l)	1,124,557	1,083,307
Wachovia Auto Loan Owner Trust,
Series 06-2A A2
5.350%, 5/20/10 §	2,554,251	2,556,904

		209,037,489

Non-Agency CMO (23.2%)
Adjustable Rate Mortgage Trust,
Series 04-1 9A2
5.265%, 1/25/35 (l)	478,767	469,668
Series 05-4 7A2
5.095%, 8/25/35 (l)	415,591	399,154
Series 05-5 6A21
5.095%, 9/25/35 (l)	2,193,088	2,072,108
Series 05-6A 2A1
5.175%, 11/25/35 (l)	787,625	747,936
Series 06-2 6A1
5.035%, 5/25/36 (l)	2,600,881	2,408,216
Series 07-1 5A31
5.005%, 3/25/37 (l)	14,276,199	13,566,366
American Home Mortgage Assets,
Series 06-2 2A1
5.055%, 9/25/46 (l)	4,049,738	3,777,996
Banc of America Commercial Mortgage, Inc.,
Series 07-2 A4
5.688%, 4/10/49 (l)	10,000,000	10,261,835
Series 02-K 1A1
6.399%, 10/20/32 (l)	124,363	125,969
Series 04-F 2A5
4.146%, 7/25/34 (l)	11,206,000	11,142,268
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 04-PWR6 A4
4.521%, 11/11/41	2,345,000	2,322,750
Series 05-PWR7 A3
5.116%, 2/11/41 (l)	3,565,000	3,496,092
Series 05-PWR8 A4
4.674%, 6/11/41	2,000,000	1,911,214
Series 06-PW14 A4
5.201%, 12/11/38	6,000,000	5,939,813
Series 07-PW16 A4
5.713%, 6/11/40 (l)	20,480,000	21,073,635
Citicorp Mortgage Securities, Inc.,
Series 03-11 2A1
5.500%, 12/25/33	2,204,510	2,191,443
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 05-CD1 A4
5.225%, 7/15/44 (l)	5,775,000	5,758,157
Series 07-CD4 A4
5.322%, 12/11/49^	13,115,000	13,076,277
Countrywide Alternative Loan Trust,
Series 04-28CB 3A1
6.000%, 1/25/35	6,431,060	6,489,342
Series 05-51 1A1
5.269%, 11/20/35 (l)	2,372,999	2,244,865
Series 06-29T1 2A5
6.000%, 10/25/36	7,768,623	7,748,670
Series 06-J5 1A1
6.500%, 9/25/36	13,486,495	13,473,423
Series 06-OA2 A1
5.159%, 5/20/46 (l)	11,109,864	10,494,226
Series 07-OA10 2A1
5.115%, 9/25/47 (l)	12,084,890	11,680,858
Credit Suisse Mortgage Capital Certificates,
Series 06-C1 A3
5.555%, 2/15/39 (l)	7,500,000	7,589,542
Series 07-C4 A3
5.811%, 9/15/39 (l)	13,050,000	13,345,515
CS First Boston Mortgage Securities Corp.,
Series 01-CK1 A3
6.380%, 12/18/35	4,299,353	4,463,755
Series 01-CP4 A4
6.180%, 12/15/35	5,325,000	5,549,173
Series 03-C4 A4
5.137%, 8/15/36^ (l)	5,870,000	5,921,024
Downey Savings & Loan Association Mortgage Loan Trust,
Series 05-AR6 2A1A
5.255%, 10/19/45 (l)	6,530,432	6,200,171
First Horizon Alternative Mortgage Securities Trust,
Series 06-FA4 1A1
6.000%, 8/25/36	9,096,775	9,048,688

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
First Union - Lehman Brothers - Bank of America,
Series 98-C2 A2
6.560%, 11/18/35	$1,013,845	$1,013,096
GE Capital Commercial Mortgage Corp.,
Series 02-1A A3
6.269%, 12/10/35	4,665,000	4,912,013
Greenpoint Mortgage Funding Trust,
Series 05-AR4 4A1A
5.175%, 10/25/45 (l)	4,593,769	4,381,466
Series 06-OH1 A1
5.045%, 1/25/37 (l)	9,643,828	8,999,672
Greenwich Capital Commercial Funding Corp.,
Series 07-GG9 A4
5.444%, 3/10/39	7,500,000	7,544,279
Harborview Mortgage Loan Trust,
Series 05-3 2A1A
5.205%, 6/19/35 (l)	5,746,741	5,487,990
Series 05-8 1A2A
5.295%, 9/19/35 (l)	2,939,886	2,779,782
Series 05-9 2A1A
5.289%, 6/20/35 (l)	2,135,810	2,055,016
Series 06-4 2A1A
5.165%, 5/19/47 (l)	3,478,087	3,218,805
Series 07-1 2A1A
4.995%, 4/19/38 (l)	5,065,938	4,739,755
Indymac Index Mortgage Loan Trust,
Series 04-AR7 A1
5.305%, 9/25/34 (l)	930,328	912,854
Series 05-AR14 2A1A
5.165%, 8/25/35 (l)	3,957,901	3,749,923
Series 06-AR2 1A1A
5.085%, 4/25/46 (l)	3,654,691	3,430,136
Series 06-AR41 A3
5.045%, 2/25/37 (l)	9,506,504	8,228,483
LB-UBS Commercial Mortgage Trust,
Series 05-C1 A4
4.742%, 2/15/30	9,250,000	8,877,310
Series 06-C4 A4
5.883%, 6/15/38 (l)	3,360,000	3,506,414
Series 07-C1 A4
5.424%, 2/15/40	16,500,000	16,571,549
Lehman Brothers Floating Rate Commercial Mortgage Trust,
Series 06-LLFA A2
5.148%, 9/15/21 §(l)	5,072,362	4,998,561
Lehman Mortgage Trust,
Series 05-3 2A3
5.500%, 1/25/36	5,203,422	5,187,284
Series 07-4 4A1
6.000%, 5/25/37	3,569,978	3,518,151
Medallion Trust,
Series 04-1G A1
5.160%, 5/25/35 (l)	1,120,597	1,109,097
Merrill Lynch Mortgage Trust,
Series 06-C1 A4
5.659%, 5/12/39 (l)	2,140,000	2,203,383
Morgan Stanley Capital I,
Series 04-HQ3 A2
4.050%, 1/13/41	1,000,000	989,987
Series 04-T13 A2
3.940%, 9/13/45	973,427	961,992
Series 05-IQ9 A5
4.700%, 7/15/56	7,225,000	6,908,494
Series 06-HQ9 A4
5.731%, 7/12/44 (l)	7,500,000	7,707,160
Series 07-IQ13 A4
5.364%, 3/15/44	11,650,000	11,636,658
Morgan Stanley Dean Witter Capital I,
Series 03-HQ2 A2
4.920%, 3/12/35	3,120,000	3,117,795
Nomura Asset Securities Corp.,
Series 98-D6 A1B
6.590%, 3/15/30	1,241,482	1,244,364
Permanent Master Issuer plc,
Series 06-1 2A
5.283%, 10/15/15 (l)	11,000,000	10,962,027
Series 07-1 2A1
5.293%, 1/15/16 (l)	10,000,000	9,856,300
RESI Finance LP,
Series 03-C B3
6.643%, 9/10/35 §(l)	9,776,144	9,028,097
Series 03-C B4
6.843%, 9/10/35 §(l)	1,635,588	1,685,330
Series 03-D B3
6.543%, 12/10/35 §(l)	5,880,013	5,898,661
Series 03-D B4
6.743%, 12/10/35 §(l)	1,772,311	1,777,881
Series 05-A B3
5.823%, 3/10/37 §(l)	3,473,548	2,709,367
Series 05-A B4
5.923%, 3/10/37 §(l)	1,135,491	834,941
Series 05-B B3
5.823%, 6/10/37 §(l)	950,690	743,321
Series 05-B B4
5.913%, 6/10/37 §(l)	1,663,708	1,225,945
Series 05-D B4
5.728%, 12/15/37 §(l)	2,399,793	1,736,850
Residential Accredit Loans, Inc.,
Series 05-QO4 2A1
5.145%, 12/25/45 (l)	2,858,458	2,684,592
Series 06-QO3 A1
5.075%, 4/25/46 (l)	2,043,273	1,921,061
Series 07-QH2 A1
5.005%, 3/25/37 (l)	15,348,847	14,338,428
Residential Funding Mortgage Securities I,
Series 07-S8 1A1
6.000%, 9/25/37	23,910,988	23,836,266
Sequoia Mortgage Trust,
Series 07-3 1A1
5.149%, 7/20/36 (l)	13,422,535	13,073,352
Structured Asset Mortgage Investments, Inc.,
Series 05-AR2 2A1
5.095%, 5/25/45 (l)	1,120,882	1,061,854
Series 06-AR1 3A1
5.095%, 2/25/36 (l)	1,874,779	1,726,008
Series 06-AR4 4A1
5.045%, 6/25/36 (l)	3,672,843	3,575,471
Wachovia Bank Commercial Mortgage Trust,
Series 02-C2 A4
4.980%, 11/15/34	8,545,000	8,576,745
Series 03-C9 A2
3.958%, 12/15/35	6,230,000	6,171,429
WaMu Mortgage Pass-Through Certificates,
Series 05-AR1 A2A1
5.205%, 1/25/45 (l)	993,341	942,577
Series 05-AR2 2A21
5.195%, 1/25/45 (l)	1,044,821	989,282
Series 05-AR9 A1A
5.185%, 7/25/45 (l)	3,657,766	3,466,382
Series 05-AR15 A1A1
5.125%, 11/25/45 (l)	2,384,010	2,249,988
Series 05-AR17 A1A1
5.135%, 12/25/45 (l)	2,387,379	2,260,425

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
WaMu Alternative Mortgage Pass-Through Certificates,
Series 06-5 2CB1
6.000%, 7/25/36	$5,829,309	$5,780,841
Wells Fargo Mortgage Backed
Series 07-5 2A3
5.500%, 5/25/22	6,720,908	6,723,496
Series 07-11 A96
6.000%, 8/25/37	11,290,663	11,216,032

		502,034,567

Total Asset-Backed and Mortgage-Backed Securities		711,072,056

Consumer Discretionary (2.5%)
Automobiles (0.8%)
Daimler Finance NA LLC
5.441%, 10/31/08 (l)	7,934,000	7,918,743
5.875%, 3/15/11	10,425,000	10,578,237

		18,496,980

Hotels, Restaurants & Leisure (0.1%)
McDonald’s Corp.
6.300%, 10/15/37	1,615,000	1,674,815

Media (1.3%)
Comcast Corp.
5.543%, 7/14/09 (l)	6,425,000	6,401,613
5.300%, 1/15/14	150,000	147,090
6.950%, 8/15/37	7,485,000	8,078,351
News America, Inc.
7.250%, 5/18/18	825,000	907,719
6.200%, 12/15/34	1,535,000	1,513,188
Time Warner Cable, Inc.
6.550%, 5/1/37	1,685,000	1,719,873
Time Warner Entertainment Co. LP
8.375%, 7/15/33	1,940,000	2,336,939
Time Warner, Inc.
5.875%, 11/15/16	2,735,000	2,718,196
Viacom, Inc.
5.341%, 6/16/09 (l)	3,950,000	3,902,766

		27,725,735

Multiline Retail (0.2%)
Kohl’s Corp.
6.875%, 12/15/37	2,500,000	2,426,295
Target Corp.
6.500%, 10/15/37	1,895,000	1,904,666

		4,330,961

Specialty Retail (0.1%)
Home Depot, Inc.
5.875%, 12/16/36	2,740,000	2,312,289

Total Consumer Discretionary		54,540,780

Consumer Staples (1.5%)
Beverages (0.2%)
Diageo Capital plc
5.750%, 10/23/17^	4,690,000	4,716,635

Food & Staples Retailing (1.0%)
CVS Caremark Corp.
5.441%, 6/1/10 (l)	7,000,000	6,924,918
CVS Lease Pass Through Trust
6.036%, 12/10/28 §	2,263,673	2,173,488
Kroger Co.
6.400%, 8/15/17	2,455,000	2,567,716
Safeway, Inc.
6.350%, 8/15/17	2,665,000	2,777,639
Wal-Mart Stores, Inc.
5.375%, 4/5/17	3,920,000	4,001,779
5.250%, 9/1/35	2,650,000	2,350,587
6.500%, 8/15/37^	1,365,000	1,437,366

		22,233,493

Food Products (0.3%)
Kraft Foods, Inc.
6.000%, 2/11/13^	5,850,000	6,014,414

Total Consumer Staples		32,964,542

Energy (1.6%)
Energy Equipment & Services (0.1%)
Transocean, Inc.
6.800%, 3/15/38	2,055,000	2,096,815

Oil, Gas & Consumable Fuels (1.5%)
Canadian Natural Resources Ltd.
6.250%, 3/15/38^	1,655,000	1,617,051
EnCana Corp.
6.625%, 8/15/37	1,500,000	1,562,437
Enterprise Products Partners LP
6.300%, 9/15/17	4,715,000	4,846,313
Gaz Capital S.A. (Gazprom OAO)
7.288%, 8/16/37^§	3,730,000	3,764,689
Kinder Morgan Energy Partners LP
5.850%, 9/15/12	2,790,000	2,872,589
6.500%, 2/1/37	1,545,000	1,526,999
Nexen, Inc.
6.400%, 5/15/37	2,710,000	2,705,453
ONEOK Partners LP
5.900%, 4/1/12	2,620,000	2,693,879
Pemex Project Funding Master Trust
6.291%, 6/15/10 §(l)	2,675,000	2,712,450
6.291%, 6/15/10 (m)(l)	2,250,000	2,281,500
Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.832%, 9/30/16 §	2,495,000	2,535,369
Valero Energy Corp.
6.625%, 6/15/37	2,835,000	2,855,052

		31,973,781

Total Energy		34,070,596

Financials (19.0%)
Capital Markets (3.6%)
Bear Stearns Cos., Inc.
5.161%, 4/29/08^ (l)	2,480,000	2,455,111
5.025%, 5/18/10 (l)	12,075,000	11,410,271
Goldman Sachs Capital II
5.793%, 12/31/49 (l)	4,115,000	3,663,687
Goldman Sachs Group, Inc.
4.974%, 6/23/09 (l)	5,500,000	5,411,632
5.625%, 1/15/17	2,595,000	2,534,215
5.950%, 1/15/27^	3,875,000	3,518,527
6.750%, 10/1/37	1,840,000	1,802,791
Lehman Brothers Holdings, Inc.
4.934%, 12/23/08 (l)	3,000,000	2,948,886
5.129%, 11/10/09 (l)	4,300,000	4,174,625
5.250%, 2/6/12^	3,455,000	3,418,681
5.750%, 1/3/17	2,955,000	2,838,706
Merrill Lynch & Co., Inc.
5.105%, 8/22/08 (l)	4,000,000	3,977,676
5.101%, 10/27/08 (l)	4,000,000	3,985,808
6.050%, 8/15/12	2,720,000	2,772,210
6.110%, 1/29/37	2,040,000	1,801,708
Mizuho Capital Investment 1 Ltd.
6.686%, 3/29/49 §(l)	3,040,000	2,844,315
Mizuho JGB Investment LLC
9.870%, 12/29/49 §(l)	2,530,000	2,553,104
Mizuho Preferred Capital Co. LLC
8.790%, 12/29/49 §(l)	725,000	731,394

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Morgan Stanley
5.006%, 2/9/09 (l)	$2,000,000	$1,975,258
4.975%, 5/7/10^ (l)	5,000,000	4,862,460
5.625%, 1/9/12	1,400,000	1,424,146
5.450%, 1/9/17	5,940,000	5,762,222

		76,867,433

Commercial Banks (6.2%)
Bancaja U.S. Debt S.A.U.
5.403%, 7/10/09^§(l)	2,000,000	1,938,922
Banco Sabadell S.A.
5.251%, 4/23/10 §(l)	5,700,000	5,436,860
Bank of Scotland plc
5.250%, 2/21/17 §	6,370,000	6,492,482
Barclays Bank plc
5.926%, 9/29/49 §(l)	3,165,000	2,944,979
7.434%, 9/29/49 §(l)	2,715,000	2,821,295
CAM U.S. Finance S.A.
5.506%, 2/1/10 §(l)	5,000,000	4,795,060
Commonwealth Bank of Australia
6.024%, 12/31/49 §(l)	4,745,000	4,422,591
Credit Agricole S.A./London
5.103%, 5/28/10 §(l)	5,000,000	4,998,550
6.637%, 5/29/49 §(l)	4,675,000	4,337,236
Depfa ACS Bank
5.125%, 3/16/37 §	7,035,000	6,953,556
Deutsche Bank AG/London
5.375%, 10/12/12	4,850,000	4,969,591
Glitnir banki hf
5.403%, 10/15/08^ §(l)	4,650,000	4,645,982
5.440%, 4/20/10 §(l)	3,000,000	2,935,710
5.620%, 1/21/11 §(l)	5,195,000	5,044,813
HBOS plc
6.657%, 5/29/49 §(l)	1,800,000	1,491,181
5.920%, 9/29/49 §(l)	5,200,000	4,535,565
Industrial Bank of Korea
4.000%, 5/19/14 §(l)	2,215,000	2,192,750
Korea Development Bank
4.843%, 4/3/10 (l)	5,000,000	4,984,085
Landsbanki Islands hf
6.100%, 8/25/11 §	3,115,000	3,070,016
Royal Bank of Scotland Group plc
7.640%, 3/31/49 (l)	3,900,000	4,009,563
6.990%, 10/29/49 §(l)	5,000,000	4,984,960
Shinsei Finance II
7.160%, 7/29/49 §(l)	8,465,000	7,144,993
Societe Generale
5.922%, 4/29/49 §(l)	4,065,000	3,761,556
Standard Chartered plc
6.409%, 12/31/49 §(l)	5,500,000	4,981,367
VTB 24 Capital plc
5.971%, 12/7/09 (l)	5,000,000	4,849,750
VTB Capital S.A. (Vneshtorgbank)
5.494%, 8/1/08 §(l)	10,700,000	10,593,000
Wachovia Bank NA
6.600%, 1/15/38	2,145,000	2,155,768
Wachovia Capital Trust III
5.800%, 3/15/42 (l)	6,227,000	5,564,136
Woori Bank
5.750%, 3/13/14^ §(l)	4,160,000	4,165,046
6.208%, 5/2/37^ §(l)	3,530,000	3,064,322

		134,285,685

Consumer Finance (1.4%)
American General Finance Corp.
4.988%, 6/27/08 (l)	5,000,000	5,000,360
5.375%, 10/1/12	2,065,000	2,040,043
6.900%, 12/15/17	7,725,000	7,732,725
Discover Financial Services
5.663%, 6/11/10 §(l)	6,950,000	6,614,593
International Lease Finance Corp.
5.250%, 5/24/10 (l)	2,715,000	2,677,978
4.875%, 9/1/10	1,210,000	1,205,610
SLM Corp.
5.164%, 1/25/08 (l)	2,780,000	2,778,448
5.224%, 7/27/09 (l)	2,750,000	2,586,845

		30,636,602

Diversified Financial Services (5.2%)
Caterpillar Financial Services Corp.
4.929%, 8/11/09 (l)	3,250,000	3,231,891
CIT Group, Inc.
5.019%, 8/15/08^ (l)	4,125,000	4,092,668
5.134%, 1/30/09^ (l)	4,065,000	3,818,836
Citigroup Capital XXI
8.300%, 12/21/57 (l)	2,975,000	3,106,468
Citigroup, Inc.
6.000%, 8/15/17	3,845,000	3,922,815
6.125%, 11/21/17	3,805,000	3,908,473
Credit Suisse First Boston USA, Inc.,
Series 1
5.234%, 6/2/08 (l)	3,365,000	3,365,835
Credit Suisse USA, Inc.
5.500%, 8/16/11	1,415,000	1,453,946
Series 1
5.231%, 6/5/09^ (l)	5,250,000	5,247,317
General Electric Capital Corp.
4.955%, 5/19/08 (l)	1,500,000	1,499,926
6.150%, 8/7/37	1,225,000	1,301,475
IBM International Group Capital LLC
5.050%, 10/22/12	3,250,000	3,310,726
John Deere Capital Corp.
5.304%, 7/16/10^ (l)	12,000,000	11,895,924
K2 Corp.
4.905%, 2/15/09 †(b)(l)	8,500,000	4,074,900
5.356%, 2/15/10 †(b)(l)	5,000,000	2,397,000
Kaupthing Bank hf
5.943%, 1/15/10 §(l)	7,575,000	7,549,692
5.750%, 10/4/11 §	5,540,000	5,210,376
Lehman Brothers Holdings Capital Trust V
5.857%, 11/29/49 (l)	5,475,000	4,879,594
Links Finance LLC
5.241%, 9/15/08 †§(b)(l)	7,100,000	4,859,950
MUFG Capital Finance 1 Ltd.
6.346%, 7/29/49 (l)	2,625,000	2,486,227
Pemex Finance Ltd.
8.875%, 11/15/10	4,012,000	4,212,600
Pricoa Global Funding I
3.900%, 12/15/08 §	4,540,000	4,491,159
QBE Capital Funding II LP
6.797%, 6/29/49 §(l)	2,970,000	2,843,974
Santander Perpetual S.A. Unipersonal
6.671%, 10/29/49 §(l)	6,000,000	6,016,128
SMFG Preferred Capital 1 Ltd.
6.078%, 1/29/49 §(l)	3,175,000	2,924,874
Swiss Reinsurance Capital I LP
6.854%, 5/29/49 §(l)	6,380,000	6,268,873
TIAA Global Markets, Inc.
5.348%, 1/12/11 §(l)	2,000,000	2,002,448
ZFS Finance USA Trust II
6.450%, 12/15/65 §(l)	2,575,000	2,399,689

		112,773,784

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount		Value (Note 1)
Insurance (2.0%)
Financial Security Assurance Holdings Ltd.
6.400%, 12/15/66 §(l)		$1,180,000	$1,007,625
Liberty Mutual Group, Inc.
7.500%, 8/15/36 §		2,480,000	2,419,895
Lincoln National Corp.
7.000%, 5/17/66 (l)		5,180,000	5,200,839
Metlife Capital Trust IV
7.875%, 12/15/37 §		3,800,000	3,871,721
Monumental Global Funding II
3.900%, 6/15/09 §		2,735,000	2,724,681
Nationwide Financial Services, Inc.
6.750%, 5/15/37^		3,215,000	2,961,346
Nationwide Life Global Funding I
5.293%, 10/9/09 §(l)		6,000,000	5,990,646
Protective Life Secured Trusts, Series 05-A
5.323%, 1/14/08 (l)		1,820,000	1,820,202
Reinsurance Group of America, Inc.
6.750%, 12/15/65 (l)		3,035,000	2,726,905
Stingray Pass-Through Trust
5.902%, 1/12/15 §		4,000,000	2,769,936
Travelers Cos., Inc.
6.250%, 3/15/37 (l)		3,075,000	2,883,695
XL Capital Ltd., Series E
6.500%, 12/31/49 (l)		9,075,000	7,934,826

			42,312,317

Thrifts & Mortgage Finance (0.6%)
Countrywide Financial Corp.
5.104%, 3/24/09^ (l)		390,000	300,418
5.800%, 6/7/12		3,215,000	2,348,554
Sovereign Bancorp, Inc.
5.404%, 3/1/09 (l)		2,100,000	2,071,077
Washington Mutual Preferred Funding Delaware
6.534%, 3/29/49 §(l)		4,500,000	2,778,435
Washington Mutual Preferred Funding II
6.665%, 12/31/49 §(l)		1,100,000	649,000
Washington Mutual Preferred Funding III
6.895%, 6/29/49 §(l)		4,000,000	2,360,000
Washington Mutual, Inc.
5.170%, 8/24/09 (l)		3,060,000	2,732,525

			13,240,009

Total Financials			410,115,830

Government Securities (57.8%)
Agency CMO (4.0%)
Federal Home Loan Mortgage Corp.
5.000%, 10/15/23 IO		2,705,392	80,565
5.500%, 10/15/26		27,767,103	28,006,114
5.000%, 11/15/28		10,508,304	10,562,587
5.000%, 11/15/34		12,200,000	11,525,311
6.500%, 5/15/35		3,201,527	3,352,533
5.500%, 7/15/37		8,050,000	7,887,530
Federal National Mortgage Association
6.500%, 9/25/33		5,078,793	5,184,248
6.500%, 10/25/33		9,582,437	9,815,489
6.500%, 12/25/33		4,708,895	4,822,769
6.500%, 1/25/34		4,563,910	4,681,005
Government National Mortgage Association
5.500%, 1/20/27 IO		570,847	8,495
5.500%, 10/20/27 IO		3,199,686	80,869

			86,007,515

Foreign Governments (1.6%)
Egypt Government AID Bonds
4.450%, 9/15/15		$10,020,000	9,967,796
Russian Federation
12.750%, 6/24/28 (m)		2,005,000	3,639,075
Trinidad & Tobago Government International Bond
5.875%, 5/17/27		3,000,000	2,958,300
United Kingdom Gilt
4.500%, 12/7/42	GBP	3,465,000	7,166,428
United Mexican States
5.943%, 1/13/09 (l)		$7,125,000	7,139,250
8.000%, 9/24/22		3,985,000	4,897,565

			35,768,414

U.S. Government Agencies (49.7%)
Federal Home Loan Mortgage Corp.
6.750%, 3/15/31^		6,560,000	8,219,975
6.000%, 2/1/35		1,655,327	1,681,284
5.841%, 11/1/36 (l)		2,947,247	2,996,463
5.418%, 6/1/37 (l)		1,609,495	1,607,922
5.542%, 6/1/37 (l)		15,334,185	15,420,685
5.576%, 6/1/37 (l)		2,009,400	2,024,227
5.453%, 7/1/37 (l)		2,995,106	2,998,155
5.500%, 10/1/37		10,443,422	10,421,863
5.000%, 1/15/38 TBA		10,750,000	10,487,969
5.500%, 1/15/38 TBA		154,453,000	154,115,057
6.000%, 1/15/38 TBA		70,600,000	71,636,973
5.000%, 2/15/38 TBA		8,700,000	8,482,500
5.500%, 2/15/38 TBA		26,900,000	26,824,357
Federal National Mortgage Association
4.750%, 3/12/10^		17,400,000	17,821,584
6.500%, 2/1/35		1,567,955	1,613,688
7.000%, 7/1/35		165,522	172,803
7.000%, 8/1/36		110,053	114,895
7.000%, 4/1/37		67,173,903	69,877,368
7.000%, 5/1/37		573,961	597,061
4.500%, 1/25/23 TBA		18,600,000	18,303,553
5.000%, 1/25/23 TBA		42,250,000	42,289,631
5.500%, 1/25/23 TBA		50,320,000	50,964,700
6.000%, 1/25/23 TBA		91,340,000	93,452,238
5.000%, 1/25/38 TBA		103,025,000	100,513,766
5.500%, 1/25/38 TBA		26,725,000	26,691,594
6.000%, 1/25/38 TBA		216,160,000	219,469,842
6.500%, 1/25/38 TBA		13,098,000	13,462,281
6.000%, 2/25/38 TBA		32,000,000	32,460,000
Government National Mortgage Association
6.000%, 1/15/38 TBA		37,215,000	38,098,856
6.500%, 1/15/38 TBA		30,775,000	31,775,188

			1,074,596,478

U.S. Treasuries (2.5%)
U.S. Treasury Bonds
8.875%, 2/15/19 #(a)		1,010,000	1,420,391
7.250%, 8/15/22^#(a)		225,000	292,148
6.625%, 2/15/27^		10,875,000	13,801,908
6.375%, 8/15/27 #(a)		5,445,000	6,758,182
6.125%, 11/15/27^		1,147,000	1,389,035
6.250%, 5/15/30^		8,850,000	11,044,526
U.S. Treasury Notes
5.125%, 6/30/08^		2,880,000	2,903,849
4.625%, 7/31/09^ #(a)		885,000	905,604
3.500%, 2/15/10 #(a)		70,000	70,607
4.500%, 5/15/10 #(a)		925,000	955,857
Inflation Indexed
2.625%, 7/15/17^		14,122,500	15,237,952

			54,780,059

Total Government Securities			1,251,152,466

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Health Care (0.3%)
Health Care Providers & Services (0.3%)
UnitedHealth Group, Inc.
5.090%, 6/21/10 §(l)	$5,900,000	$5,743,290

Total Health Care		5,743,290

Industrials (0.4%)
Building Products (0.1%)
Owens Corning, Inc.
7.000%, 12/1/36	2,350,000	2,120,323

Industrial Conglomerates (0.3%)
General Electric Co.
5.250%, 12/6/17	7,580,000	7,563,824

Total Industrials		9,684,147

Telecommunication Services (1.8%)
Diversified Telecommunication Services (1.2%)
AT&T, Inc.
6.300%, 1/15/38	6,965,000	7,076,391
Telefonica Emisiones S.A.U.
5.226%, 6/19/09 (l)	7,500,000	7,444,958
5.855%, 2/4/13^	8,135,000	8,370,297
Verizon Communications, Inc.
5.350%, 2/15/11^	2,260,000	2,315,187

		25,206,833

Wireless Telecommunication Services (0.6%)
America Movil S.A.B. de C.V.
4.958%, 6/27/08 (l)	4,000,000	3,980,000
New Cingular Wireless Services, Inc.
8.125%, 5/1/12	1,270,000	1,412,137
8.750%, 3/1/31	1,710,000	2,216,131
Sprint Nextel Corp.
6.000%, 12/1/16	6,380,000	6,110,719

		13,718,987

Total Telecommunication Services		38,925,820

Utilities (1.6%)
Electric Utilities (1.4%)
Abu Dhabi National Energy Co.
5.620%, 10/25/12 §	9,625,000	9,766,584
Detroit Edison Co., Series A
6.625%, 6/1/36	1,295,000	1,369,444
MidAmerican Energy Holdings Co.
6.125%, 4/1/36	3,295,000	3,287,151
6.500%, 9/15/37	2,745,000	2,866,565
Ohio Power Co.
4.826%, 4/5/10 (l)	5,550,000	5,501,365
PacifiCorp
4.300%, 9/15/08	1,550,000	1,546,071
6.250%, 10/15/37	2,560,000	2,643,687
Virginia Electric & Power Co.
4.500%, 12/15/10	1,485,000	1,479,783
6.350%, 11/30/37	1,970,000	2,020,172

		30,480,822

Gas Utilities (0.1%)
Nakilat, Inc.
6.067%, 12/31/33 §	2,700,000	2,463,615

Multi-Utilities (0.1%)
Dominion Resources, Inc.
6.300%, 3/15/33	1,805,000	1,757,711

Total Utilities		34,702,148

Total Long-Term Debt Securities (119.4%) (Cost $2,626,345,973)		2,582,971,675

SHORT-TERM INVESTMENTS:
Commercial Paper (21.8%)
Alpine Securitization Corp.
5.80%, 1/3/08 (n)(p)	44,750,000	44,728,379
Amstel Funding Corp.
6.19%, 1/17/08 (n)(p)	37,500,000	37,390,676
Amsterdam Funding Corp.
5.27%, 1/7/08 (n)(p)	27,500,000	27,471,847
Atlantic Asset Securitization Corp.
5.59%, 1/7/08 (n)(p)	25,000,000	24,972,871
Barton Capital Corp.
5.23%, 1/8/08 (n)(p)	35,750,000	35,708,508
Charta Corp.
5.40%, 1/7/08 (n)(p)	33,000,000	32,965,404
Ciesco LLC
0.82%, 1/1/08 (n)(p)	28,000,000	27,995,518
Corporate Receivable Corp.
5.28%, 1/11/08 (n)(p)	35,500,000	35,442,786
Fairway Finance Corp.
5.70%, 1/11/08 (n)(p)	36,250,000	36,186,956
Gotham Funding Corp.
5.56%, 1/11/08 (n)(p)	28,750,000	28,701,245
Govco, Inc.
4.97%, 1/10/08 (n)(p)	30,250,000	30,208,296
Ranger Funding Co. LLC
5.05%, 1/8/08 (n)(p)	26,750,000	26,720,011
Thames Asset Global Securitization No. 1, Inc.
4.97%, 1/18/08 (n)(p)	39,250,000	39,152,751
Three Pillars Funding Corp.
5.60%, 1/15/08 (n)(p)	15,500,000	15,463,929
Windmill Funding Corp.
5.25%, 1/17/08 (n)(p)	28,750,000	28,678,931

Total Commercial Paper		471,788,108

Government Securities (1.7%)
Federal Home Loan Bank
3.27%, 1/2/08 (o)(p)	17,574,000	17,570,807
Federal National Mortgage Association
3.25%, 1/2/08 (o)(p)	17,600,000	17,596,822

Total Government Securities		35,167,629

Short-Term Investments of Cash Collateral for Securities Loaned (4.0%)
Beta Finance, Inc.
4.37%, 1/15/08 (l)	5,000,000	5,000,000
CAM U.S. Finance S.A.
4.96%, 2/2/09 (l)	5,000,000	5,000,000
CC USA, Inc.
4.38%, 2/20/08 (l)	9,499,520	9,499,520
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	14,520,855	14,520,855
Dorada Finance, Inc.
4.37%, 1/14/08 (l)	8,000,000	8,000,000
Goldman Sachs Group, Inc.
4.62%, 8/18/08 (l)	10,000,000	10,000,000
K2 (USA) LLC
4.38%, 6/10/08 (l)	9,998,745	9,998,745
Merrill Lynch & Co., Inc.
5.30%, 5/8/09 (l)	4,000,000	4,000,000
Monumental Global Funding II
4.40%, 3/26/10 (l)	3,000,000	3,000,000
Tango Finance Corp.
4.38%, 6/25/09 (l)	1,998,915	1,998,915
Unicredito Italiano Bank (Ireland) plc
5.26%, 8/8/08 (l)	5,000,000	5,000,000

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
5.05%, 8/14/08 (l)	$11,000,000	$11,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		87,018,035

Total Short-Term Investments (27.5%) (Cost/Amortized Cost $594,028,109)		593,973,772

	Number of Contracts
OPTIONS PURCHASED
Call Options Purchased (0.1%)
U.S. 10 Year Treasury Note Futures
January 2008@ $113.50*	652	601,062
February 2008@ $115.00*	352	280,500
February 2008@ $116.00*	738	403,594
February 2008@ $116.50*	575	260,547

		1,545,703

Put Options Purchased (0.0%)
Brazil Real vs USD
January 2008@ $110.00*	308	173,250
U.S. 10 Year Treasury Note Futures
February 2008@ $108.00*	355	22,187
February 2008@ $109.00*	305	42,891
February 2008@ $111.00*	969	439,078

		677,406

Total Options Purchased (0.1%) (Cost $2,285,109)		2,223,109

Total Investments Before Options Written and Securities Sold Short (147.0%) (Cost/Amortized Cost $3,222,659,191)		3,179,168,556

OPTIONS WRITTEN:
Call Options Written (-0.2%)
U.S. 10 Year Treasury Note Futures
February 2008@ $111.00*	(143)	(406,656)
February 2008@ $112.00*	(356)	(762,063)
February 2008@ $113.00*	(495)	(773,437)
February 2008@ $114.00*	(999)	(1,123,875)
February 2008@ $114.50*	(575)	(548,047)

		(3,614,078)

Put Options Written (-0.0%)
U.S. 10 Year Treasury Note Futures
February 2008@ $112.00*	(390)	(292,500)
February 2008@ $113.00*	(376)	(440,625)
February 2008@ $114.00*	(191)	(331,266)

		(1,064,391)

Total Options Written (-0.2%) (Premiums Received $3,941,753)		(4,678,469)

Total Investments Before Securities Sold Short (146.8%) (Cost/Amortized Cost $3,218,717,438)		3,174,490,087

	Principal Amount
SECURITIES SOLD SHORT:
U.S. Government Agency (-0.6%)
Federal National Mortgage Association 7.000%, 1/25/38 TBA (Proceeds Received $12,027,750)	$(11,600,000)	(12,064,000)

Total Investments after Options Written and Securities Sold Short (146.2%) (Cost/Amortized Cost $3,206,689,688)		3,162,426,087
Other Assets Less Liabilities (-46.2%)		(999,219,901)

Net Assets (100%)		$2,163,206,186

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $13,688,248 or 0.63% of net assets) valued at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2007, the market value of these securities amounted to $268,034,459 or 12.39% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(a)	Fully or partially pledged as collateral on outstanding written call options.
(b)	Illiquid security.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(m)	Regulation S is an exemption for securities offering that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2007.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:
CMO	—	Collateralized Mortgage Obligation
GBP	—	British Pound
IO	—	Interest only
TBA	—	Security is subject to delayed delivery.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

At December 31, 2007 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/07	Unrealized Appreciation/ (Depreciation)
EURO-BUND Futures	101	March-08	$17,096,197	$16,702,620	$(393,577)
U.S. Long Bonds	333	March-08	38,949,753	38,752,875	(196,878)
U.S. 2 Year Treasury Notes	983	March-08	206,236,987	206,675,750	438,763
U.S. 5 Year Treasury Notes	218	March-08	23,804,079	24,041,312	237,233
U.S. 10 Year Treasury Notes	382	March-08	43,274,070	43,315,219	41,149

					$126,690

Sales
Long Gilt Futures	83	March-08	$18,162,643	$18,212,178	$(49,535)
U.S. 5 Year Swap Futures	134	March-08	14,297,844	14,484,563	(186,719)
U.S. 10 Year Swap Futures	585	March-08	63,443,440	64,624,218	(1,180,778)

					$(1,417,032)

					$(1,290,342)

At December 31, 2007 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
Canadian Dollar, expiring 1/11/08	8,220	$8,425,342	$8,329,589	$(95,753)

Foreign Currency Sell Contracts
British Pound, expiring 1/11/08	3,593	$7,553,801	$7,149,801	$404,000
Canadian Dollar, expiring 1/11/08	8,220	8,732,511	8,329,590	402,921

				$806,921

				$711,168

Options written for the year ended December 31, 2007 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding—January 1, 2007	39	$28,327
Options Written	18,242	9,132,687
Options Terminated in Closing Purchase Transactions	(11,566)	(4,905,842)
Options Expired	(3,190)	(313,419)
Options Exercised	—	—

Options Outstanding—December 31, 2007	3,525	$3,941,753

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$12,241,298,828
Long-term U.S. Treasury securities	297,092,773

$12,538,391,601

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$11,630,665,755
Long-term U.S. Treasury securities	387,246,925

$12,017,912,680

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,507,866
Aggregate gross unrealized depreciation	(60,798,855)

Net unrealized depreciation	$(44,290,989)

Federal income tax cost of investments	$3,223,459,545

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

At December 31, 2007, the Portfolio had loaned securities with a total value of $126,532,331. This was secured by collateral of $87,018,035 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $41,546,612 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $6,549,439 which expires in the year 2014.

The Portfolio utilized capital loss carryforward of $7,350,361 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (7.1%)
Auto Components (0.5%)
TRW Automotive Holdings Corp.*	133,500	$2,790,150

Hotels, Restaurants & Leisure (0.6%)
Royal Caribbean Cruises Ltd.^	79,700	3,382,468

Media (4.5%)
Comcast Corp., Class A*	173,300	3,164,458
New York Times Co., Class A^	103,600	1,816,108
News Corp., Class A	348,700	7,144,863
R.H. Donnelley Corp.*^	87,254	3,183,026
Time Warner Cable, Inc., Class A*^	177,300	4,893,480
Walt Disney Co.	152,300	4,916,244

		25,118,179

Multiline Retail (0.5%)
Kohl’s Corp.*	60,800	2,784,640

Specialty Retail (1.0%)
Advance Auto Parts, Inc.	43,100	1,637,369
Staples, Inc.	179,400	4,138,758

		5,776,127

Total Consumer Discretionary		39,851,564

Consumer Staples (8.2%)
Beverages (0.4%)
Constellation Brands, Inc., Class A*^	110,604	2,614,679

Food & Staples Retailing (1.3%)
Safeway, Inc.	219,200	7,498,832

Food Products (1.7%)
General Mills, Inc.	63,800	3,636,600
Kraft Foods, Inc., Class A	176,300	5,752,669

		9,389,269

Household Products (3.6%)
Colgate-Palmolive Co.	27,900	2,175,084
Procter & Gamble Co.	243,100	17,848,402

		20,023,486

Tobacco (1.2%)
Altria Group, Inc.	87,700	6,628,366

Total Consumer Staples		46,154,632

Energy (14.2%)
Energy Equipment & Services (0.8%)
Halliburton Co.	42,342	1,605,185
Nabors Industries Ltd.*	100,600	2,755,434

		4,360,619

Oil, Gas & Consumable Fuels (13.4%)
Chevron Corp.	103,600	9,668,988
ConocoPhillips	149,400	13,192,020
EOG Resources, Inc.	28,900	2,579,325
Exxon Mobil Corp.	320,300	30,008,907
Marathon Oil Corp.	85,700	5,215,702
Occidental Petroleum Corp.	111,600	8,592,084
Sunoco, Inc.	22,900	1,658,876
XTO Energy, Inc.	85,875	4,410,540

		75,326,442

Total Energy		79,687,061

Financials (26.8%)
Capital Markets (3.2%)
Lazard Ltd., Class A^	48,800	1,985,184
Lehman Brothers Holdings, Inc.	60,800	3,978,752
Merrill Lynch & Co., Inc.	52,800	2,834,304
Morgan Stanley	95,600	5,077,316
TD Ameritrade Holding Corp.*	219,500	4,403,170

		18,278,726

Commercial Banks (4.1%)
BB&T Corp.^	100,600	3,085,402
Huntington Bancshares, Inc./Ohio^	154,400	2,278,944
TCF Financial Corp.^	103,600	1,857,548
U.S. Bancorp	68,600	2,177,364
Wachovia Corp.	221,200	8,412,236
Wells Fargo & Co.	175,700	5,304,383

		23,115,877

Consumer Finance (1.0%)
Capital One Financial Corp.	101,800	4,811,068
Discover Financial Services	48,300	728,364

		5,539,432

Diversified Financial Services (6.5%)
Bank of America Corp.	465,579	19,209,789
CIT Group, Inc.	95,500	2,294,865
Citigroup, Inc.	504,300	14,846,592

		36,351,246

Insurance (6.6%)
Ambac Financial Group, Inc.^	76,700	1,976,559
American International Group, Inc.	105,600	6,156,480
Assurant, Inc.^	25,900	1,732,710
Cincinnati Financial Corp.	59,800	2,364,492
Genworth Financial, Inc., Class A	526,400	13,396,880
Hartford Financial Services Group, Inc.	68,700	5,989,953
MetLife, Inc.	63,800	3,931,356
Prudential Financial, Inc.	15,900	1,479,336

		37,027,766

Real Estate Investment Trusts (REITs) (1.7%)
Alexandria Real Estate Equities, Inc. (REIT)^	22,900	2,328,243
Apartment Investment & Management Co. (REIT)^	86,700	3,011,091
Public Storage, Inc. (REIT)	54,800	4,022,868

		9,362,202

Thrifts & Mortgage Finance (3.7%)
Countrywide Financial Corp.^	151,400	1,353,516
Fannie Mae	78,700	3,146,426
Freddie Mac	347,600	11,842,732
MGIC Investment Corp.^	202,100	4,533,103

		20,875,777

Total Financials		150,551,026

Health Care (7.3%)
Health Care Providers & Services (1.1%)
Cardinal Health, Inc.	25,900	1,495,725
WellPoint, Inc.*	50,200	4,404,046

		5,899,771

Pharmaceuticals (6.2%)
Abbott Laboratories	71,200	3,997,880
Merck & Co., Inc.	165,400	9,611,394
Pfizer, Inc.	350,400	7,964,592
Schering-Plough Corp.	283,900	7,563,096
Sepracor, Inc.*^	63,800	1,674,750
Wyeth	96,100	4,246,659

		35,058,371

Total Health Care		40,958,142

Industrials (10.6%)
Aerospace & Defense (1.3%)
Spirit Aerosystems Holdings, Inc., Class A*	137,500	4,743,750

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
United Technologies Corp.	37,900	$2,900,866

		7,644,616

Industrial Conglomerates (4.2%)
General Electric Co.	534,300	19,806,501
Tyco International Ltd.	92,100	3,651,765

		23,458,266

Machinery (2.7%)
Caterpillar, Inc.	19,900	1,443,944
Dover Corp.	131,500	6,060,835
Joy Global, Inc.	63,100	4,153,242
Kennametal, Inc.	89,600	3,392,256

		15,050,277

Road & Rail (2.4%)
Burlington Northern Santa Fe Corp.	43,800	3,645,474
Hertz Global Holdings, Inc.*^	132,200	2,100,658
Norfolk Southern Corp.	155,400	7,838,376

		13,584,508

Total Industrials		59,737,667

Information Technology (6.2%)
Communications Equipment (1.6%)
Corning, Inc.	217,900	5,227,421
Motorola, Inc.	239,100	3,835,164

		9,062,585

Computers & Peripherals (0.4%)
International Business Machines Corp.	21,900	2,367,390

Electronic Equipment & Instruments (1.3%)
Arrow Electronics, Inc.*	73,700	2,894,936
Tyco Electronics Ltd.	108,100	4,013,753

		6,908,689

Internet Software & Services (0.7%)
Yahoo!, Inc.*	173,300	4,030,958

IT Services (0.5%)
Western Union Co.	121,500	2,950,020

Semiconductors & Semiconductor Equipment (0.6%)
Xilinx, Inc.	144,500	3,160,215

Software (1.1%)
Microsoft Corp.	78,700	2,801,720
Symantec Corp.*	200,200	3,231,228

		6,032,948

Total Information Technology		34,512,805

Materials (4.4%)
Chemicals (1.5%)
Rohm & Haas Co.	158,400	8,406,288

Containers & Packaging (0.6%)
Pactiv Corp.*	130,500	3,475,215

Metals & Mining (1.3%)
Alcoa, Inc.	58,800	2,149,140
United States Steel Corp.	40,200	4,860,582

		7,009,722

Paper & Forest Products (1.0%)
Domtar Corp.*	742,368	5,708,810

Total Materials		24,600,035

Telecommunication Services (5.4%)
Diversified Telecommunication Services (5.0%)
AT&T, Inc.	67,700	2,813,612
Verizon Communications, Inc.	583,700	25,501,853

		28,315,465

Wireless Telecommunication Services (0.4%)
Sprint Nextel Corp.	157,900	2,073,227

Total Telecommunication Services		30,388,692

Utilities (6.9%)
Electric Utilities (4.0%)
American Electric Power Co., Inc.	110,600	5,149,536
Edison International	151,400	8,080,218
FirstEnergy Corp.	69,700	5,042,098
Sierra Pacific Resources	262,000	4,448,760

		22,720,612

Multi-Utilities (2.9%)
CMS Energy Corp.^	314,800	5,471,224
Consolidated Edison, Inc.	78,100	3,815,185
SCANA Corp.^	68,300	2,878,845
Xcel Energy, Inc.^	171,300	3,866,241

		16,031,495

Total Utilities		38,752,107

Total Common Stocks (97.1%)
(Cost $551,645,090)		545,193,731

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities (2.5%)
Federal Home Loan Bank
3.27%, 1/2/08 (o)(p)	$7,154,000	7,152,700
Federal National Mortgage Association
4.75%, 1/2/08 (o)(p)	7,150,000	7,148,709

Total Government Securities		14,301,409

Short-Term Investments of Cash Collateral for Securities Loaned (7.0%)
Citigroup Global Markets, Inc.
4.65%, 1/7/08 (l)	2,000,000	2,000,000
Morgan Stanley, Repurchase Agreement
4.70%, 1/2/08 (r)	37,222,159	37,222,159

Total Short-Term Investments of Cash Collateral for Securities Loaned		39,222,159

Total Short-Term Investments (9.5%)
(Cost/Amortized Cost $53,524,863)		53,523,568

Total Investments (106.6%)
(Cost/Amortized Cost $605,169,953)		598,717,299
Other Assets Less Liabilities (-6.6%)		(37,308,151)

Net Assets (100%)		$561,409,148

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2007.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$490,268,983
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$559,767,351

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$50,639,037
Aggregate gross unrealized depreciation	(59,777,584)

Net unrealized depreciation	$(9,138,547)

Federal income tax cost of investments	$607,855,846

At December 31, 2007, the Portfolio had loaned securities with a total value of $38,304,777. This was secured by collateral of $39,222,159 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $9,108, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2007, the Portfolio incurred approximately $980 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (23.3%)
Automobiles (0.9%)
General Motors Corp.	80,400	$2,001,156

Household Durables (1.7%)
Beazer Homes USA, Inc.^	17,800	132,254
Centex Corp.	61,100	1,543,386
Pulte Homes, Inc.^	106,400	1,121,456
Ryland Group, Inc.^	34,400	947,720

		3,744,816

Internet & Catalog Retail (10.5%)
Amazon.com, Inc.*	159,000	14,729,760
Expedia, Inc.*^	136,200	4,306,644
IAC/InterActiveCorp*^	130,600	3,515,752

		22,552,156

Leisure Equipment & Products (2.8%)
Eastman Kodak Co.^	271,000	5,926,770

Media (3.0%)
DIRECTV Group, Inc.*	56,000	1,294,720
Time Warner, Inc.	304,500	5,027,295

		6,322,015

Multiline Retail (4.0%)
J.C. Penney Co., Inc.	53,900	2,371,061
Sears Holdings Corp.*^	60,900	6,214,845

		8,585,906

Specialty Retail (0.4%)
Best Buy Co., Inc.	14,800	779,220

Total Consumer Discretionary		49,912,039

Energy (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Exxon Mobil Corp.	6,200	580,878

Total Energy		580,878

Financials (18.6%)
Capital Markets (3.2%)
Bear Stearns Cos., Inc.	29,800	2,629,850
Goldman Sachs Group, Inc.	6,400	1,376,320
Merrill Lynch & Co., Inc.	54,000	2,898,720

		6,904,890

Commercial Banks (0.5%)
Wachovia Corp.	27,600	1,049,628

Consumer Finance (1.3%)
Capital One Financial Corp.	60,100	2,840,326

Diversified Financial Services (7.9%)
Citigroup, Inc.	217,000	6,388,480
JPMorgan Chase & Co.	227,200	9,917,280
NYSE Euronext, Inc.	7,600	667,052

		16,972,812

Insurance (3.0%)
American International Group, Inc.	109,500	6,383,850

Thrifts & Mortgage Finance (2.7%)
Countrywide Financial Corp.^	270,000	2,413,800
Freddie Mac	76,300	2,599,541
Washington Mutual, Inc.^	49,500	673,695

		5,687,036

Total Financials		39,838,542

Health Care (14.8%)
Biotechnology (1.5%)
Amgen, Inc.*	67,100	3,116,124

Health Care Equipment & Supplies (0.6%)
Covidien Ltd.	30,650	1,357,488

Health Care Providers & Services (11.2%)
Aetna, Inc.	185,000	10,680,050
Health Net, Inc.*	24,600	1,188,180
UnitedHealth Group, Inc.	209,800	12,210,360

		24,078,590

Pharmaceuticals (1.5%)
Pfizer, Inc.	143,100	3,252,663

Total Health Care		31,804,865

Industrials (4.4%)
Industrial Conglomerates (4.4%)
General Electric Co.	170,200	6,309,314
Tyco International Ltd.	81,350	3,225,528

		9,534,842

Total Industrials		9,534,842

Information Technology (22.3%)
Communications Equipment (2.7%)
Cisco Systems, Inc.*	146,100	3,954,927
Motorola, Inc.	111,100	1,782,044

		5,736,971

Computers & Peripherals (4.5%)
Hewlett-Packard Co.	108,800	5,492,224
International Business Machines Corp.	38,000	4,107,800

		9,600,024

Internet Software & Services (9.9%)
eBay, Inc.*	220,000	7,301,800
Google, Inc., Class A*	9,575	6,620,921
Yahoo!, Inc.*	314,300	7,310,618

		21,233,339

Semiconductors & Semiconductor Equipment (1.5%)
Texas Instruments, Inc.	100,700	3,363,380

Software (3.7%)
CA, Inc.	131,500	3,280,925
Electronic Arts, Inc.*	78,800	4,602,708

		7,883,633

Total Information Technology		47,817,347

Materials (0.6%)
Metals & Mining (0.6%)
Nucor Corp.	20,000	1,184,400

Total Materials		1,184,400

Telecommunication Services (7.7%)
Diversified Telecommunication Services (3.9%)
Qwest Communications International, Inc.*	1,207,000	8,461,070

Wireless Telecommunication Services (3.8%)
Sprint Nextel Corp.	615,100	8,076,263

Total Telecommunication Services		16,537,333

Utilities (6.0%)
Independent Power Producers & Energy Traders (6.0%)
AES Corp.*	602,900	12,896,031

Total Utilities		12,896,031

Total Common Stocks (98.0%)
(Cost $216,723,399).		210,106,277

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (10.1%)
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	$2,000,000	2,000,000

EQ ADVISORS TRUST

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Principal Amount	Value (Note 1)
CDC Financial Products, Inc.
4.65%, 2/29/08 (l)	$250,000	$250,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	19,435,580	19,435,580

Total Short-Term Investments of Cash Collateral for Securities Loaned		21,685,580

Time Deposit (2.7%)
JPMorgan Chase Nassau
3.51%, 1/2/08	5,680,572	5,680,572

Total Short-Term Investments (12.8%)
(Amortized Cost $27,366,152)		27,366,152

Total Investments (110.8%)
(Cost/Amortized Cost $244,089,551)		237,472,429
Other Assets Less Liabilities (-10.8%)		(23,161,973)

Net Assets (100%)		$214,310,456

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$81,518,771
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$60,650,966

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$25,433,573
Aggregate gross unrealized depreciation	(32,422,502)

Net unrealized depreciation	$(6,988,929)

Federal income tax cost of investments	$244,461,358

At December 31, 2007, the Portfolio had loaned securities with a total value of $21,106,903. This was secured by collateral of $ 21,685,580 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (25.6%)
Asset-Backed Securities (14.5%)
Accredited Mortgage Loan Trust,
Series 07-1 A1
4.915%, 2/25/37 (b)(l)	$5,781,088	$5,590,013
ACE Securities Corp.,
Series 06-NC3 A2A
4.915%, 12/25/36 (b)(l)	4,027,156	3,910,396
American Express Credit Account Master Trust,
Series 01-5 A
5.208%, 11/15/10 (l)	7,740,000	7,744,069
Series 03-2 A
5.138%, 10/15/10 (l)	6,810,000	6,812,207
Bank One Issuance Trust,
Series 03-A3 A3
5.138%, 12/15/10 (l)	7,130,000	7,132,292
Series 03-A6 A6
5.138%, 2/15/11 (l)	13,685,000	13,688,655
Bear Stearns Asset Backed Securities Trust,
Series 05-HE12 1A1
4.965%, 12/25/35 (b)(l)	504,589	504,181
Series 06-HE10 21A1
4.935%, 12/25/36 (b)(l)	3,183,363	3,118,210
BNC Mortgage Loan Trust,
Series 07-3 A2
4.925%, 7/25/37 (b)(l)	5,789,631	5,471,639
Carrington Mortgage Loan Trust,
Series 06-NC5 A1
4.915%, 1/25/37 (b)(l)	3,992,441	3,905,878
Series 07-RFC1 A1
4.915%, 12/25/36 (b)(l)	5,027,517	4,912,474
Chase Issuance Trust,
Series 05-A1 A1
5.038%, 12/15/10 (l)	6,685,000	6,685,198
Countrywide Asset-Backed Certificates,
Series 06-19 2A1
4.925%, 3/25/37 (b)(l)	1,038,353	1,010,349
Series 06-22 2A1
4.915%, 5/25/37 (b)(l)	3,396,905	3,348,987
Series 06-25 2A1
4.935%, 6/25/37 (b)(l)	5,007,839	4,883,614
Series 06-26 2A1
4.945%, 6/25/37 (b)(l)	2,986,682	2,913,909
Series 07-6 2A1
4.965%, 9/25/37 (b)(l)	5,870,492	5,742,986
Series 07-7 2A1
4.945%, 10/25/37 (b)(l)	5,386,525	5,232,691
Discover Card Master Trust I,
Series 01-1 A
5.248%, 1/15/08 (l)	8,485,000	8,485,585
Series 03-2 A
5.158%, 8/15/10 (l)	6,785,000	6,786,882
Ford Credit Auto Owner Trust,
Series 06-A A3
5.050%, 3/15/10	10,560,184	10,577,428
Series 06-B A2A
5.420%, 7/15/09	2,179,675	2,182,357
Honda Auto Receivables Owner Trust,
Series 06-2 A3
5.300%, 7/21/10	6,945,000	6,971,886
Series 07-2 A2
5.410%, 11/23/09	6,675,000	6,698,985
MBNA Master Credit Card Trust,
Series 98-E A
5.388%, 9/15/10 (l)	7,735,000	7,738,543
Morgan Stanley ABS Capital I,
Series 06-HE8 A2A
4.915%, 10/25/36 (b)(l)	3,233,383	3,089,023
Series 07-HE4 A2A
4.975%, 2/25/37 (b)(l)	7,400,060	7,230,975
Series 07-NC1 A2A
4.915%, 11/25/36 (l)	3,934,676	3,817,441
Nationstar Home Equity Loan Trust,
Series 06-B AV1
4.935%, 9/25/36 (b)(l)	1,564,789	1,547,961
Option One Mortgage Loan Trust,
Series 07-5 2A1
4.955%, 5/25/37 (b)(l)	6,023,846	5,911,798
Residential Asset Mortgage Products, Inc.,
Series 06-EFC2 A1
4.925%, 12/25/36 (b)(l)	2,962,190	2,893,731
Structured Asset Securities Corp.,
Series 06-BC6 A2
4.945%, 1/25/37 (b)(l)	4,084,397	3,944,306
Series 07-WF2 A2
5.565%, 8/25/37 (l)	7,921,986	7,789,538
World Omni Auto Receivable Trust,
Series 06-A A3
5.010%, 10/15/10	5,096,776	5,104,054

		183,378,241

Non-Agency CMO (11.1%)
Banc of America Commercial Mortgage, Inc.,
Series 07-2 A4
5.688%, 4/10/49 (l)	6,100,000	6,259,719
Series 07-3 A4
5.659%, 6/10/49 (l)	8,200,000	8,383,248
Series 07-PW17 A4
5.694%, 6/11/50 (l)	5,175,000	5,284,043
Citigroup Commercial Mortgage Trust,
Series 06-C4 A3
5.723%, 3/15/49 (l)	5,000,000	5,162,354
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 07-CD5 A4
5.886%, 11/15/44 (l)	7,100,000	7,301,159
Countrywide Alternative Loan Trust,
Series 05-64CB 1A15
5.500%, 12/25/35	4,500,000	4,168,377
Series 06-OC8 2A1A
4.955%, 11/25/36 (l)	4,088,729	4,001,209
Series 06-OC10 2A1
4.955%, 11/25/36 (l)	2,995,971	2,946,175
Series 06-OC11 2A1
4.965%, 1/25/37 (l)	4,003,833	3,955,863
CW Capital Cobalt Ltd.,
Series 07-C3 A4
5.820%, 5/15/46 (l)	4,050,000	4,193,802
GS Mortgage Securities Corp. II,
Series 07-GG10 A4
5.799%, 8/10/45 (l)	6,350,000	6,567,620
LB Commercial Conduit Mortgage Trust,
Series 98-C4 A2
6.300%, 10/15/35	8,590,784	8,639,105
LB-UBS Commercial Mortgage Trust,
Series 05-C3 A5
4.739%, 7/15/30^	10,165,000	9,747,205
Series 07-C1 AM
5.455%, 2/15/40	1,600,000	1,565,989
Series 07-C7 A3
5.866%, 9/15/45 (l)	8,725,000	9,025,069
Morgan Stanley Capital I,
Series 07-IQ15 A4
5.882%, 6/11/49 (l)	7,675,000	7,994,384

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Series 07-IQ16 A4
5.809%, 12/12/49	$3,955,000	$4,070,270
TIAA Retail Commercial Trust,
Series 07-C4 A3
6.097%, 8/15/39 (l)	10,380,000	10,689,508
Wachovia Bank Commercial Mortgage Trust,
Series 04-C15 A4
4.803%, 10/15/41	7,975,000	7,877,960
Series 05-C22 A4
5.266%, 12/15/44 (l)	3,525,000	3,527,989
Series 06-C25 A4
5.742%, 5/15/43 (l)	3,925,000	4,052,512
Series 07-C32 A3
5.741%, 6/15/49 (l)	6,175,000	6,339,826
Series 07-C33 A4
5.903%, 2/15/51 (l)	3,100,000	3,236,790
Wells Fargo Mortgage Backed Securities Trust,
Series 07-8 2A2
6.000%, 7/25/37	5,660,000	5,639,149

		140,629,325

Total Asset-Backed and Mortgage-Backed Securities		324,007,566

Consumer Discretionary (2.5%)
Media (2.5%)
Comcast Corp.
7.050%, 3/15/33	3,500,000	3,823,274
6.950%, 8/15/37	5,175,000	5,585,233
Historic TW, Inc.
6.625%, 5/15/29	8,500,000	8,368,454
News America Holdings, Inc.
7.700%, 10/30/25^	3,500,000	3,931,686
News America, Inc.
6.400%, 12/15/35^	4,975,000	5,032,939
TCI Communications, Inc.
7.875%, 2/15/26	4,000,000	4,520,212

Total Consumer Discretionary		31,261,798

Consumer Staples (1.7%)
Food & Staples Retailing (0.7%)
CVS Caremark Corp.
6.250%, 6/1/27^	3,475,000	3,482,516
Tesco plc
6.150%, 11/15/37 §	4,125,000	4,029,873
Wal-Mart Stores, Inc.
5.250%, 9/1/35	1,900,000	1,685,327

		9,197,716

Food Products (0.7%)
Kraft Foods, Inc.
7.000%, 8/11/37	4,370,000	4,589,833
6.875%, 2/1/38	4,000,000	4,187,760

		8,777,593

Household Products (0.3%)
Kimberly Clark Corp.
6.625%, 8/1/37^	2,475,000	2,739,404
Proctor & Gamble Co.
5.550%, 3/5/37	1,200,000	1,206,826

		3,946,230

Total Consumer Staples		21,921,539

Energy (3.4%)
Energy Equipment & Services (0.6%)
Halliburton Co.
8.750%, 2/15/21	2,800,000	3,571,946
Transocean, Inc.
6.800%, 3/15/38	3,600,000	3,673,253

		7,245,199

Oil, Gas & Consumable Fuels (2.8%)
Anadarko Finance Co.,
Series B
7.500%, 5/1/31	2,750,000	3,091,872
Anadarko Petroleum Corp.
6.450%, 9/15/36	6,500,000	6,619,184
Burlington Resources Finance Co.
7.400%, 12/1/31	2,475,000	2,922,383
Canadian Natural Resources Ltd.
6.250%, 3/15/38	1,200,000	1,172,484
Conoco Funding Co.
7.250%, 10/15/31^	425,000	497,187
ConocoPhillips Canada Funding Co.
5.950%, 10/15/36	1,920,000	1,965,316
ConocoPhillips Holding Co.
6.950%, 4/15/29	1,800,000	2,055,769
Devon Energy Corp.
7.950%, 4/15/32	325,000	397,745
EnCana Corp.
6.500%, 8/15/34	1,445,000	1,479,677
6.625%, 8/15/37	2,000,000	2,083,250
6.500%, 2/1/38	1,050,000	1,085,044
Nexen, Inc.
6.400%, 5/15/37	1,625,000	1,622,273
Suncor Energy, Inc.
6.500%, 6/15/38	1,100,000	1,176,142
Valero Energy Corp.
6.625%, 6/15/37	2,625,000	2,643,566
XTO Energy, Inc.
6.750%, 8/1/37	6,065,000	6,505,501

		35,317,393

Total Energy		42,562,592

Financials (16.1%)
Capital Markets (3.0%)
Goldman Sachs Group, Inc.
5.450%, 11/1/12^	7,920,000	8,146,195
6.250%, 9/1/17	1,275,000	1,326,382
6.125%, 2/15/33	3,000,000	2,948,337
6.750%, 10/1/37	8,425,000	8,254,630
Lehman Brothers Holdings, Inc.
6.691%, 9/15/22 (l)	1,550,000	1,531,456
7.000%, 9/27/27	3,150,000	3,197,102
6.875%, 7/17/37	4,630,000	4,526,682
Morgan Stanley
5.550%, 4/27/17	4,500,000	4,388,256
6.250%, 8/9/26^	4,500,000	4,392,657

		38,711,697

Commercial Banks (4.2%)
Barclays Bank plc
5.926%, 9/29/49 §(l)	1,880,000	1,749,308
7.434%, 9/29/49 §(l)	4,950,000	5,143,798
Depfa ACS Bank
5.125%, 3/16/37 §	9,625,000	9,513,571
First Union National Bank of Florida
6.180%, 2/15/36	5,000,000	5,077,910
FleetBoston Financial Corp.
6.875%, 1/15/28	750,000	784,532
HSBC Holdings plc
7.625%, 5/17/32	1,000,000	1,088,585
Royal Bank of Scotland Group plc
6.990%, 10/29/49 §(l)	3,250,000	3,240,224
Societe Generale
5.922%, 4/29/49 §(l)	3,700,000	3,423,802
UBS AG/Connecticut
5.875%, 12/20/17	5,775,000	5,815,685
UBS AG/New York
7.750%, 9/1/26	2,000,000	2,287,412

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Wachovia Bank N.A./North Carolina
6.600%, 1/15/38	$10,650,000	$10,703,463
Wells Fargo Bank N.A.
5.950%, 8/26/36	4,300,000	4,039,992

		52,868,282

Consumer Finance (0.1%)
SLM Corp.
5.384%, 1/27/14 (l)	1,575,000	1,346,420

Diversified Financial Services (5.8%)
Bank of America Corp.
6.000%, 9/1/17	8,525,000	8,709,754
5.750%, 12/1/17	12,345,000	12,373,319
Bank of America N.A.
5.300%, 3/15/17	5,275,000	5,129,283
6.100%, 6/15/17	3,650,000	3,730,260
Citigroup, Inc.
5.875%, 2/22/33	2,500,000	2,281,690
5.850%, 12/11/34	7,425,000	6,841,128
6.125%, 8/25/36	1,700,000	1,609,033
5.875%, 5/29/37	3,450,000	3,219,757
General Electric Capital Corp.
6.150%, 8/7/37	5,000,000	5,312,145
JPMorgan Chase & Co.
6.000%, 1/15/18	1,575,000	1,602,380
JPMorgan Chase Bank N.A.
6.000%, 10/1/17	5,800,000	5,898,722
JPMorgan Chase Capital XXII
6.450%, 2/2/37	925,000	823,425
JP Morgan Chase Capital XXV
6.800%, 10/1/37	13,525,000	13,003,895
ZFS Finance USA Trust I
6.500%, 5/9/37 §(l)	2,775,000	2,561,847

		73,096,638

Insurance (3.0%)
Allstate Corp.
6.500%, 5/15/57^ (l)	7,075,000	6,584,540
Chubb Corp.
6.000%, 5/11/37	3,275,000	3,093,951
Lincoln National Corp.
6.300%, 10/9/37	1,250,000	1,215,511
6.050%, 4/20/67 (l)	4,420,000	4,126,331
MetLife, Inc.
5.700%, 6/15/35	4,000,000	3,652,604
6.400%, 12/15/36	4,115,000	3,771,361
Progressive Corp.
6.700%, 6/15/37 (l)	1,600,000	1,485,390
Prudential Financial, Inc.
5.900%, 3/17/36	3,000,000	2,728,902
5.700%, 12/14/36^	1,125,000	997,592
6.625%, 12/1/37	4,280,000	4,315,956
Travelers Cos., Inc.
6.250%, 3/15/37 (l)	3,950,000	3,704,259
6.250%, 6/15/37	2,450,000	2,373,099

		38,049,496

Total Financials		204,072,533

Government Securities (51.5%)
Agency CMO (6.3%)
Federal Home Loan Mortgage Corp.
4.500%, 4/15/19	4,850,000	4,681,919
5.500%, 4/15/34	10,000,000	9,896,184
5.500%, 10/15/34	5,340,000	5,352,761
5.500%, 6/15/35	13,340,000	13,188,303
5.500%, 12/15/35	5,430,000	5,344,113
5.000%, 1/15/36	15,077,250	13,630,303
5.500%, 7/15/37	6,456,260	6,370,650
Federal National Mortgage Association
5.500%, 6/25/18	1,579,169	1,578,543
4.500%, 9/25/18	5,340,000	5,181,035
5.500%, 5/25/35	13,212,000	13,337,995
5.000%, 7/1/36 IO	9,249,711	1,977,584

		80,539,390

Foreign Governments (0.1%)
Province of British Columbia
7.250%, 9/1/36	1,000,000	1,338,354

Municipal Bonds (0.6%)
Illinois State
5.100%, 6/1/33	7,625,000	7,406,086

U.S. Government Agencies (9.3%)
Federal Farm Credit Bank
6.890%, 9/12/25	10,750,000	13,338,374
Federal National Mortgage Association
6.250%, 5/15/29	23,900,000	28,050,307
6.625%, 11/15/30^	16,850,000	20,793,271
5.000%, 2/1/36	15,376,752	15,011,899
6.000%, 10/1/36	18,674,034	18,967,098
6.000%, 7/1/37	13,785,713	14,000,201
5.500%, 1/25/38 TBA	100,000	99,875
Tennessee Valley Authority STRIPs
4.927%, 11/1/25 PO	17,750,000	7,344,613

		117,605,638

U.S. Treasuries (35.2%)
U.S. Treasury Bonds
8.750%, 8/15/20^	23,380,000	33,289,099
6.250%, 8/15/23	166,930,000	199,859,613
6.250%, 5/15/30^	2,900,000	3,619,110
4.500%, 2/15/36^	19,740,000	19,840,240
4.750%, 2/15/37^	4,860,000	5,086,291
5.000%, 5/15/37^	89,440,000	97,482,624
Inflation Indexed
2.375%, 1/15/27^	21,595,212	22,836,937
U.S. Treasury Notes
4.250%, 11/15/17	3,800,000	3,866,204
U.S. Treasury STRIPS
8/15/21^ IO	23,525,000	12,527,015
11/15/27^ PO	115,925,000	46,500,531

		444,907,664

Total Government Securities		651,797,132

Health Care (2.9%)
Health Care Equipment & Supplies (0.4%)
Covidien International Finance S.A.
6.550%, 10/15/37 §	5,075,000	5,270,570

Health Care Providers & Services (0.2%)
UnitedHealth Group, Inc.
5.800%, 3/15/36	2,225,000	2,035,283

Pharmaceuticals (2.3%)
Bristol-Myers Squibb Co.
5.875%, 11/15/36	3,660,000	3,637,034
Eli Lilly & Co.
5.550%, 3/15/37	5,385,000	5,216,665
Johnson & Johnson
5.950%, 8/15/37	3,375,000	3,642,313
Schering-Plough Corp.
6.550%, 9/15/37	6,700,000	7,099,018
Teva Pharmaceutical Finance LLC
6.150%, 2/1/36	2,000,000	1,986,130
Wyeth
6.000%, 2/15/36^	4,530,000	4,529,647

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
5.950%, 4/1/37	$3,225,000	$3,233,556

		29,344,363

Total Health Care		36,650,216

Industrials (0.7%)
Aerospace & Defense (0.4%)
Honeywell International, Inc.
5.700%, 3/15/37	2,010,000	1,984,463
United Technologies Corp.
6.700%, 8/1/28	1,725,000	1,872,945
6.050%, 6/1/36	1,300,000	1,337,552

		5,194,960

Industrial Conglomerates (0.3%)
3M Co.
5.700%, 3/15/37^	4,125,000	4,207,537

Total Industrials		9,402,497

Information Technology (0.9%)
Computers & Peripherals (0.9%)
International Business Machines Corp.
5.700%, 9/14/17	10,850,000	11,216,318

Total Information Technology		11,216,318

Materials (0.6%)
Metals & Mining (0.6%)
Alcoa, Inc.
5.870%, 2/23/22	1,425,000	1,377,123
Teck Cominco Ltd.
6.125%, 10/1/35	3,500,000	3,234,256
Xstrata Canada Corp.
6.200%, 6/15/35^	3,500,000	3,255,822

Total Materials		7,867,201

Telecommunication Services (4.9%)
Diversified Telecommunication Services (4.1%)
AT&T Corp.
8.000%, 11/15/31	3,000,000	3,684,219
AT&T, Inc.
6.800%, 5/15/36^	3,025,000	3,273,316
6.500%, 9/1/37	11,875,000	12,417,426
6.300%, 1/15/38	3,025,000	3,073,379
British Telecommunications plc
9.125%, 12/15/30	1,725,000	2,283,253
Embarq Corp.
7.995%, 6/1/36	3,100,000	3,266,892
Sprint Capital Corp.
6.875%, 11/15/28	2,000,000	1,896,726
8.750%, 3/15/32	2,500,000	2,817,995
Telecom Italia Capital S.A.
6.000%, 9/30/34	4,500,000	4,375,827
Telefonica Emisiones S.A.U.
7.045%, 6/20/36	4,500,000	5,030,037
Verizon Communications, Inc.
6.250%, 4/1/37^	4,600,000	4,717,240
Verizon Global Funding Corp.
7.750%, 12/1/30^	3,500,000	4,105,017

		50,941,327

Wireless Telecommunication Services (0.8%)
Vodafone Group plc
7.875%, 2/15/30	2,500,000	2,945,440
6.150%, 2/27/37	7,525,000	7,431,841

		10,377,281

Total Telecommunication Services		61,318,608

Utilities (3.6%)
Electric Utilities (3.2%)
Cleveland Electric Illuminating Co.
5.950%, 12/15/36^	2,500,000	2,287,663
Consolidated Edison Co. of New York, Inc.
6.200%, 6/15/36	1,325,000	1,349,589
EDP Finance B.V.
6.000%, 2/2/18 §	3,575,000	3,486,826
Florida Power & Light Co.
5.400%, 9/1/35	2,500,000	2,342,615
Florida Power Corp.
6.350%, 9/15/37	4,750,000	5,004,590
MidAmerican Energy Co.
5.800%, 10/15/36	1,550,000	1,505,117
MidAmerican Energy Holdings Co.
5.950%, 5/15/37	3,950,000	3,831,413
6.500%, 9/15/37	5,625,000	5,874,109
PacifiCorp
6.250%, 10/15/37	1,800,000	1,858,842
Public Service Co. of Colorado
6.250%, 9/1/37	3,550,000	3,681,002
Southern California Edison Co.
5.625%, 2/1/36	1,750,000	1,674,587
Series 05-E
5.350%, 7/15/35	2,125,000	1,963,568
Tampa Electric Co.
6.150%, 5/15/37	1,825,000	1,785,542
Virginia Electric & Power Co.
6.000%, 5/15/37	3,700,000	3,618,763

		40,264,226

Multi-Utilities (0.4%)
Dominion Resources, Inc.
5.950%, 6/15/35	2,000,000	1,869,104
Energy East Corp.
6.750%, 7/15/36	3,500,000	3,538,993

		5,408,097

Total Utilities		45,672,323

Total Long-Term Debt Securities (114.4%)
(Cost $1,424,915,633)		1,447,750,323

PREFERRED STOCKS:
Financials (2.3%)
Commercial Banks (1.0%)
Wachovia Corp.
8.000%	490,000	12,397,000

Thrifts & Mortgage Finance (1.3%)
Fannie Mae
8.250%	370,100	9,530,075
Freddie Mac
8.375%,	263,700	6,895,755

		16,425,830

Total Preferred Stocks (2.3%)
(Cost $28,095,000)		28,822,830

SHORT-TERM INVESTMENTS:
Commercial Paper (0.4%)
Abbott Laboratories
6.15%, 11/30/37	5,200,000	5,486,879

Short-Term Investments of Cash Collateral for Securities Loaned (11.1%)
Bancaja U.S. Debt S.A.U.
5.37%, 7/10/09	3,301,077	3,301,077
Banco de Sabadell S.A.
5.19%, 4/23/09 (l)	7,000,000	7,000,000
Bank of Montreal/Chicago
5.14%, 3/12/09 (l)	7,000,000	7,000,000

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	$2,000,000	$2,000,000
BBVA Senior Finance S.A.
5.18%, 3/12/10 (l)	6,000,000	6,000,000
BCP Finance Bank Ltd.
5.28%, 9/2/08 (l)	10,000,000	10,000,000
Bear Stearns Cos., Inc.
5.63%, 3/31/08 (l)	5,000,000	5,000,000
Beta Finance, Inc.
4.38%, 2/17/09 (l)	4,997,769	4,997,769
Comerica Bank
5.00%, 6/19/09 (l)	5,000,700	5,000,700
Credit Suisse (USA) LLC, Repurchase Agreement
4.69%, 1/2/08 (r)	20,000,000	20,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	23,649,334	23,649,334
Goldman Sachs Group, Inc.
4.41%, 3/27/09 (l)	10,000,000	10,000,000
Monumental Global Funding II
4.40%, 3/26/10 (l)	3,000,000	3,000,000
Morgan Stanley, Repurchase Agreement
4.70%, 1/2/08 (r)	24,884,333	24,884,333
National Bank of Canada/New York
5.16%, 4/16/08 (l)	2,000,000	2,000,000
Pricoa Global Funding I
4.41%, 12/15/09 (l)	2,000,000	2,000,000
Principal Life Income Fund Trust 29
4.40%, 3/22/10 (l)	4,000,000	4,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		139,833,213

Time Deposit (3.4%)
JPMorgan Chase Nassau
3.51%, 1/2/08	42,584,011	42,584,011

Total Short-Term Investments (14.9%)
(Cost/Amortized Cost $187,596,458)		187,904,103

Total Investments Before Securities Sold Short (131.6%)
(Cost/Amortized Cost $1,640,607,091)		1,664,477,256

SECURITIES SOLD SHORT:
U.S. Government Agency (-3.8%)
Federal National Mortgage Association
5.000%, 2/25/37 TBA	(15,300,000)	(14,917,500)
6.000%, 1/25/38 TBA	(32,400,000)	(32,896,109)

Total Securities Sold Short (-3.8%)
(Proceeds Received $47,541,707)		(47,813,609)

Total Investments (127.8%)
(Cost/Amortized Cost $1,593,065,384)		1,616,663,647
Other Assets Less Liabilities (-27.8%)		(351,736,664)

Net Assets (100%)		$1,264,926,983

^	All, or a portion of security out on loan (See Note 1).
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2007, the market value of these securities amounted to $38,419,819 or 3.04% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

CMO	—	Collateralized Mortgage Obligation
IO	—	Interest only
PO	—	Principal only
STRIPs	—	Separate Trading of Registered Interest and Principal of Securities
TBA	—	Security is subject to delayed delivery.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$815,061,498
Long-term U.S. Treasury securities	5,826,059,997

$6,641,121,495

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$235,624,384
Long-term U.S. Treasury securities	5,790,164,287

$6,025,788,671

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$29,130,025
Aggregate gross unrealized depreciation	(11,198,283)

Net unrealized appreciation	$17,931,742

Federal income tax cost of investments	$1,646,545,514

At December 31, 2007, the Portfolio had loaned securities with a total value of $207,460,485. This was secured by collateral of $139,833,213 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $70,176,854 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $107,745, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $4,444,480 which expires in the year 2014.

The Portfolio utilized net capital loss carryforward of $15,365,655 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (6.0%)
Automobiles (0.2%)
General Motors Corp.	14,810	$368,621

Hotels, Restaurants & Leisure (0.2%)
Carnival Corp.	10,900	484,941

Internet & Catalog Retail (2.7%)
IAC/InterActiveCorp*^	236,456	6,365,395

Media (1.1%)
News Corp., Class B	46,946	997,602
Time Warner, Inc.	104,560	1,726,286

		2,723,888

Multiline Retail (0.7%)
Kohl’s Corp.*	35,510	1,626,358

Specialty Retail (1.1%)
J. Crew Group, Inc.*^	56,760	2,736,400

Total Consumer Discretionary		14,305,603

Consumer Staples (16.6%)
Beverages (4.3%)
Coca-Cola Co.	78,563	4,821,411
Coca-Cola Enterprises, Inc.^	211,908	5,515,965

		10,337,376

Food & Staples Retailing (4.8%)
CVS Caremark Corp.	86,670	3,445,132
Kroger Co.	73,776	1,970,557
Safeway, Inc.	13,320	455,677
SUPERVALU, Inc.	91,786	3,443,811
Wal-Mart Stores, Inc.	43,056	2,046,452

		11,361,629

Food Products (4.7%)
Archer-Daniels-Midland Co.	80,380	3,732,044
General Mills, Inc.	12,740	726,180
Kraft Foods, Inc., Class A	175,259	5,718,701
Wm. Wrigley Jr. Co.	15,580	912,209

		11,089,134

Household Products (2.5%)
Colgate-Palmolive Co.	15,200	1,184,992
Procter & Gamble Co.	66,107	4,853,576

		6,038,568

Tobacco (0.3%)
Altria Group, Inc.	8,450	638,651

Total Consumer Staples		39,465,358

Energy (9.8%)
Energy Equipment & Services (1.2%)
Schlumberger Ltd.	21,669	2,131,580
Smith International, Inc.	10,350	764,347

		2,895,927

Oil, Gas & Consumable Fuels (8.6%)
Chevron Corp.	15,470	1,443,815
Devon Energy Corp.	16,320	1,451,011
Exxon Mobil Corp.	128,136	12,005,062
Marathon Oil Corp.	13,690	833,174
Occidental Petroleum Corp.	20,870	1,606,781
Spectra Energy Corp.	66,765	1,723,872
Valero Energy Corp.	6,840	479,005
XTO Energy, Inc.	17,400	893,664

		20,436,384

Total Energy		23,332,311

Financials (22.5%)
Capital Markets (7.9%)
Bank of New York Mellon Corp.	218,987	10,677,806
Charles Schwab Corp.	109,860	2,806,923
Merrill Lynch & Co., Inc.	52,970	2,843,430
Morgan Stanley	48,180	2,558,840

		18,886,999

Commercial Banks (3.4%)
Marshall & Ilsley Corp.	18,731	495,997
PNC Financial Services Group, Inc.	36,080	2,368,652
SunTrust Banks, Inc.	22,314	1,394,402
Wells Fargo & Co.	125,590	3,791,562

		8,050,613

Consumer Finance (0.3%)
American Express Co.	10,620	552,452

Diversified Financial Services (4.4%)
Citigroup, Inc.	145,459	4,282,313
JPMorgan Chase & Co.	141,063	6,157,400

		10,439,713

Insurance (3.9%)
American International Group, Inc.	33,784	1,969,607
Aon Corp.	77,970	3,718,389
Hartford Financial Services Group, Inc.	10,540	918,983
MetLife, Inc.	18,868	1,162,646
Prudential Financial, Inc.	16,800	1,563,072

		9,332,697

Thrifts & Mortgage Finance (2.6%)
Fannie Mae	156,513	6,257,390

Total Financials		53,519,864

Health Care (8.5%)
Biotechnology (0.8%)
Amgen, Inc.*	39,840	1,850,170

Pharmaceuticals (7.7%)
Abbott Laboratories	106,717	5,992,160
Bristol-Myers Squibb Co.	92,360	2,449,387
Eli Lilly & Co.	43,260	2,309,651
Schering-Plough Corp.	29,020	773,093
Teva Pharmaceutical Industries Ltd. (ADR)^	107,850	5,012,868
Wyeth	42,108	1,860,752

		18,397,911

Total Health Care		20,248,081

Industrials (10.8%)
Aerospace & Defense (0.6%)
Rockwell Collins, Inc.	18,409	1,324,896

Air Freight & Logistics (0.7%)
United Parcel Service, Inc., Class B	23,360	1,652,019

Airlines (1.0%)
Delta Air Lines, Inc.*	162,640	2,421,710

Commercial Services & Supplies (0.4%)
Waste Management, Inc.	25,246	824,787

Electrical Equipment (1.9%)
Emerson Electric Co.	79,502	4,504,583

Industrial Conglomerates (4.3%)
3M Co.	4,880	411,482
General Electric Co.	267,819	9,928,050

		10,339,532

Machinery (0.8%)
Caterpillar, Inc.	8,086	586,720
Eaton Corp.	13,116	1,271,596

		1,858,316

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Road & Rail (1.1%)
Hertz Global Holdings, Inc.*^	171,470	$2,724,658

Total Industrials		25,650,501

Information Technology (11.7%)
Communications Equipment (2.2%)
Cisco Systems, Inc.*	16,200	438,534
Corning, Inc.	38,780	930,332
Juniper Networks, Inc.*	60,430	2,006,276
QUALCOMM, Inc.	45,820	1,803,017

		5,178,159

Computers & Peripherals (4.0%)
Hewlett-Packard Co.	90,890	4,588,127
Sun Microsystems, Inc.*	268,438	4,866,781

		9,454,908

Electronic Equipment & Instruments (0.1%)
Avnet, Inc.*	6,840	239,195

Internet Software & Services (0.4%)
Yahoo!, Inc.*	39,420	916,909

IT Services (0.4%)
Paychex, Inc.	4,760	172,407
Western Union Co.	33,660	817,265

		989,672

Semiconductors & Semiconductor Equipment (0.6%)
Altera Corp.	46,550	899,346
NVIDIA Corp.*	18,245	620,695

		1,520,041

Software (4.0%)
Microsoft Corp.	156,420	5,568,552
Oracle Corp.*	182,370	4,117,915

		9,686,467

Total Information Technology		27,985,351

Materials (5.3%)
Chemicals (2.5%)
Monsanto Co.	36,113	4,033,461
Praxair, Inc.	21,100	1,871,781

		5,905,242

Metals & Mining (2.8%)
Barrick Gold Corp.	92,351	3,883,360
Cia Vale do Rio Doce (ADR)^	17,830	582,506
Freeport-McMoRan Copper & Gold, Inc.	23,300	2,386,852

		6,852,718

Total Materials		12,757,960

Telecommunication Services (3.2%)
Diversified Telecommunication Services (3.2%)
AT&T, Inc.	148,387	6,166,964
Verizon Communications, Inc.	33,430	1,460,556

		7,627,520

Total Telecommunication Services		7,627,520

Utilities (4.4%)
Electric Utilities (3.0%)
FPL Group, Inc.	28,738	1,947,862
PPL Corp.	49,366	2,571,475
Progress Energy, Inc.	53,226	2,577,735

		7,097,072

Multi-Utilities (1.4%)
PG&E Corp.	55,490	2,391,064
Sempra Energy	17,750	1,098,370

		3,489,434

Total Utilities		10,586,506

Total Common Stocks (98.8%)
(Cost $222,993,611)		235,479,055

CONVERTIBLE PREFERRED STOCK:
Health Care (0.3%)
Pharmaceuticals (0.3%)
Mylan, Inc., 6.500%
(Cost $758,000)	758	770,318

	Principal Amount
SHORT-TERM INVESTMENT:
Short-Term Investments of Cash Collateral for Securities Loaned (7.0%)
CDC Financial Products, Inc.
4.65%, 2/29/08 (l)	$500,000	500,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	16,160,647	16,160,647

Total Short-Term Investments of Cash Collateral for Securities Loaned		16,660,647

Time Deposit (1.6%)
JPMorgan Chase Nassau
3.51%, 1/2/08	3,789,696	3,789,696

Total Short-Term Investments (8.6%)
(Amortized Cost $20,450,343)		20,450,343

Total Investments (107.7%)
(Cost/Amortized Cost $244,201,954)		256,699,716
Other Assets Less Liabilities (-7.7%)		(18,395,955)

Net Assets (100%)		$238,303,761

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$209,483,271
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$200,845,006

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$25,826,326
Aggregate gross unrealized depreciation	(13,498,169)

Net unrealized appreciation	$12,328,157

Federal income tax cost of investments	$244,371,559

At December 31, 2007, the Portfolio had loaned securities with a total value of $16,171,239. This was secured by collateral of $16,660,647 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2007, the Portfolio incurred approximately $63 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (4.5%)
Media (0.8%)
Comcast Corp., Special Class A*	10,216	$185,114
Time Warner, Inc.	14,025	231,552
Walt Disney Co.	9,542	308,016

		724,682

Multiline Retail (1.3%)
Kohl’s Corp.*^	12,055	552,119
Macy’s, Inc.	6,097	157,729
Target Corp.	10,386	519,300

		1,229,148

Specialty Retail (2.0%)
Best Buy Co., Inc.	12,544	660,442
GameStop Corp., Class A*	17,858	1,109,160
Tiffany & Co.	1,821	83,821

		1,853,423

Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.*	9,170	280,419
Polo Ralph Lauren Corp.	1,414	87,371

		367,790

Total Consumer Discretionary		4,175,043

Consumer Staples (16.2%)
Beverages (4.1%)
Anheuser-Busch Cos., Inc.	6,195	324,246
Coca-Cola Co.	30,501	1,871,846
Diageo plc (Sponsored ADR)	5,408	464,169
PepsiCo, Inc.	14,752	1,119,677

		3,779,938

Food & Staples Retailing (2.6%)
CVS Caremark Corp.	35,086	1,394,668
Kroger Co.	13,670	365,126
Wal-Mart Stores, Inc.	10,851	515,748
Walgreen Co.	3,970	151,178

		2,426,720

Food Products (4.7%)
Archer-Daniels-Midland Co.	30,756	1,428,001
Campbell Soup Co.	17,047	609,089
Kellogg Co.	13,074	685,470
Kraft Foods, Inc., Class A	34,292	1,118,948
Wm. Wrigley Jr. Co.	9,027	528,531

		4,370,039

Household Products (4.1%)
Colgate-Palmolive Co.	15,440	1,203,702
Procter & Gamble Co.	35,925	2,637,614

		3,841,316

Tobacco (0.7%)
Altria Group, Inc.	8,858	669,488

Total Consumer Staples		15,087,501

Energy (7.6%)
Energy Equipment & Services (2.0%)
Baker Hughes, Inc.	5,949	482,464
Schlumberger Ltd.	13,551	1,333,012

		1,815,476

Oil, Gas & Consumable Fuels (5.6%)
Chevron Corp.	14,586	1,361,311
ConocoPhillips	4,822	425,783
Exxon Mobil Corp.	28,384	2,659,297
Marathon Oil Corp.	749	45,584
Occidental Petroleum Corp.	603	46,425
Valero Energy Corp.	7,758	543,293
XTO Energy, Inc.	3,093	158,856

		5,240,549

Total Energy		7,056,025

Financials (11.4%)
Capital Markets (2.7%)
Bank of New York Mellon Corp.	30,102	1,467,773
Merrill Lynch & Co., Inc.	8,595	461,380
Morgan Stanley	11,032	585,909

		2,515,062

Commercial Banks (2.9%)
Marshall & Ilsley Corp.	5,789	153,293
PNC Financial Services Group, Inc.^	13,929	914,439
SunTrust Banks, Inc.	4,415	275,893
U.S. Bancorp	14,954	474,640
Wachovia Corp.	5,687	216,277
Wells Fargo & Co.	21,792	657,900

		2,692,442

Consumer Finance (0.2%)
American Express Co.	4,174	217,131

Diversified Financial Services (2.3%)
Bank of America Corp.	16,860	695,644
Citigroup, Inc.	17,610	518,438
JPMorgan Chase & Co.	20,672	902,333

		2,116,415

Insurance (2.6%)
American International Group, Inc.	10,915	636,344
Aon Corp.	18,579	886,033
Hartford Financial Services Group, Inc.	5,069	441,966
MetLife, Inc.	6,321	389,500
Safeco Corp.	1,429	79,567

		2,433,410

Thrifts & Mortgage Finance (0.7%)
Fannie Mae	16,365	654,273

Total Financials		10,628,733

Health Care (15.2%)
Biotechnology (4.2%)
Amgen, Inc.*	15,843	735,749
Amylin Pharmaceuticals, Inc.*^	7,738	286,306
Celgene Corp.*^	18,219	841,900
Genzyme Corp.*	9,894	736,509
Gilead Sciences, Inc.*^	19,752	908,790
ImClone Systems, Inc.*^	10,331	444,233

		3,953,487

Health Care Equipment & Supplies (2.0%)
Baxter International, Inc.	12,199	708,152
Medtronic, Inc.	8,812	442,979
St. Jude Medical, Inc.*	17,087	694,416

		1,845,547

Health Care Providers & Services (2.6%)
Express Scripts, Inc.*	17,780	1,297,940
Medco Health Solutions, Inc.*	4,705	477,087
Quest Diagnostics, Inc.	12,217	646,279

		2,421,306

Pharmaceuticals (6.4%)
Abbott Laboratories	34,369	1,929,819
Bristol-Myers Squibb Co.	15,807	419,202
Eli Lilly & Co.	13,236	706,670
Johnson & Johnson	10,623	708,554
Merck & Co., Inc.	23,242	1,350,593
Pfizer, Inc.	21,037	478,171
Schering-Plough Corp.	12,592	335,451

		5,928,460

Total Health Care		14,148,800

Industrials (9.1%)
Aerospace & Defense (5.3%)
Boeing Co.	11,241	983,138
General Dynamics Corp.	6,979	621,061

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Honeywell International, Inc.	8,524	$524,823
Lockheed Martin Corp.	8,185	861,553
Raytheon Co.	13,087	794,381
United Technologies Corp.	15,515	1,187,518

		4,972,474

Air Freight & Logistics (0.6%)
United Parcel Service, Inc., Class B	7,674	542,705

Electrical Equipment (0.9%)
Emerson Electric Co.	14,249	807,348

Industrial Conglomerates (2.0%)
General Electric Co.	49,963	1,852,128

Machinery (0.3%)
Caterpillar, Inc.	3,374	244,818

Total Industrials		8,419,473

Information Technology (17.2%)
Communications Equipment (5.4%)
Cisco Systems, Inc.*	48,428	1,310,946
Corning, Inc.	31,282	750,455
Harris Corp.^	3,639	228,092
Nokia Oyj (ADR)	39,081	1,500,320
QUALCOMM, Inc.	32,388	1,274,468

		5,064,281

Computers & Peripherals (2.8%)
Hewlett-Packard Co.	30,071	1,517,984
International Business Machines Corp.	9,959	1,076,568

		2,594,552

Electronic Equipment & Instruments (0.7%)
Agilent Technologies, Inc.*	16,630	610,986

Internet Software & Services (0.3%)
WebMD Health Corp., Class A*^	356	14,621
Yahoo!, Inc.*	12,288	285,819

		300,440

IT Services (0.3%)
Western Union Co.	11,383	276,379

Semiconductors & Semiconductor Equipment (2.3%)
Advanced Micro Devices, Inc.*^	3,663	27,472
Intel Corp.	52,535	1,400,583
NVIDIA Corp.*	9,278	315,638
Texas Instruments, Inc.	10,339	345,323

		2,089,016

Software (5.4%)
Activision, Inc.*	16,124	478,883
Adobe Systems, Inc.*	16,536	706,583
Electronic Arts, Inc.*^	26,066	1,522,515
Microsoft Corp.	40,750	1,450,700
Oracle Corp.*	39,045	881,636

		5,040,317

Total Information Technology		15,975,971

Materials (5.9%)
Chemicals (3.9%)
Monsanto Co.	21,771	2,431,603
Praxair, Inc.	13,018	1,154,827

		3,586,430

Metals & Mining (2.0%)
Barrick Gold Corp.	41,315	1,737,296
Freeport-McMoRan Copper & Gold, Inc.	1,523	156,016

		1,893,312

Total Materials		5,479,742

Telecommunication Services (3.0%)
Diversified Telecommunication Services (2.9%)
AT&T, Inc.	56,188	2,335,173
Verizon Communications, Inc.	7,463	326,059

		2,661,232

Wireless Telecommunication Services (0.1%)
Sprint Nextel Corp.	7,245	95,127

Total Telecommunication Services		2,756,359

Utilities (3.8%)
Electric Utilities (2.0%)
FPL Group, Inc.	11,020	746,936
Northeast Utilities	14,051	439,937
Progress Energy, Inc.	14,861	719,718

		1,906,591

Multi-Utilities (1.8%)
Dominion Resources, Inc.	19,124	907,433
PG&E Corp.	17,820	767,864

		1,675,297

Total Utilities		3,581,888

Total Common Stocks (93.9%)
(Cost $79,229,619)		87,309,535

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investment of Cash Collateral for Securities Loaned (4.6%)
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	$4,252,444	4,252,444

Time Deposit (5.3%)
JPMorgan Chase Nassau
3.51%, 1/2/08	4,954,764	4,954,764

Total Short-Term Investments (9.9%)
(Amortized Cost $9,207,208)		9,207,208

Total Investments (103.8%)
(Cost/Amortized Cost $88,436,827)		96,516,743
Other Assets Less Liabilities (-3.8%)		(3,503,578)

Net Assets (100%)		$93,013,165

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$53,249,316
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$29,093,977

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$11,167,258
Aggregate gross unrealized depreciation	(3,308,493)

Net unrealized appreciation	$7,858,765

Federal income tax cost of investments	$88,657,978

At December 31, 2007, the Portfolio had loaned securities with a total value of $4,150,696. This was secured by collateral of $4,252,444 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $2,614, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.3%)
Auto Components (1.4%)
ArvinMeritor, Inc.^	131,300	$1,540,149
Goodyear Tire & Rubber Co.*	156,400	4,413,608

		5,953,757

Distributors (1.8%)
Genuine Parts Co.	162,026	7,501,804

Hotels, Restaurants & Leisure (1.0%)
Brinker International, Inc.^	213,784	4,181,615

Household Durables (2.7%)
Newell Rubbermaid, Inc.^	186,791	4,834,151
Snap-On, Inc.	141,544	6,828,083

		11,662,234

Media (6.3%)
Arbitron, Inc.^	86,600	3,599,962
Gannett Co., Inc.	12,200	475,800
Idearc, Inc.^	158,200	2,777,992
Interpublic Group of Cos., Inc.*^	1,245,684	10,102,497
R.H. Donnelley Corp.*^	266,381	9,717,579

		26,673,830

Multiline Retail (0.9%)
Macy's, Inc.	151,078	3,908,388

Specialty Retail (2.2%)
Foot Locker, Inc.	261,264	3,568,866
OfficeMax, Inc.^	283,694	5,861,118

		9,429,984

Total Consumer Discretionary		69,311,612

Consumer Staples (7.6%)
Beverages (2.3%)
Coca-Cola Enterprises, Inc.^	372,955	9,708,019

Food & Staples Retailing (2.8%)
Kroger Co.	205,092	5,478,007
Safeway, Inc.	185,453	6,344,347

		11,822,354

Food Products (2.5%)
Dean Foods Co.	176,100	4,553,946
Smithfield Foods, Inc.*^	211,800	6,125,256

		10,679,202

Total Consumer Staples		32,209,575

Energy (7.2%)
Energy Equipment & Services (3.6%)
Halliburton Co.	222,889	8,449,722
Transocean, Inc.	47,308	6,772,140

		15,221,862

Oil, Gas & Consumable Fuels (3.6%)
EOG Resources, Inc.	103,646	9,250,406
Range Resources Corp.	120,200	6,173,472

		15,423,878

Total Energy		30,645,740

Financials (6.2%)
Insurance (6.2%)
ACE Ltd.	83,893	5,182,910
Conseco, Inc.*	498,639	6,262,906
PartnerReinsurance Ltd.^	95,340	7,868,410
Safeco Corp.	47,608	2,650,813
XL Capital Ltd., Class A	88,188	4,436,738

Total Financials		26,401,777

Health Care (6.6%)
Health Care Equipment & Supplies (0.9%)
Covidien Ltd.	84,800	3,755,792

Health Care Providers & Services (1.6%)
Aetna, Inc.	54,948	$3,172,148
HealthSouth Corp.*^	173,400	3,641,400

		6,813,548

Pharmaceuticals (4.1%)
King Pharmaceuticals, Inc.*	750,858	7,688,786
Mylan, Inc.^	708,257	9,958,093

		17,646,879

Total Health Care		28,216,219

Industrials (10.0%)
Building Products (0.3%)
Owens Corning, Inc.*^	54,400	1,099,968

Commercial Services & Supplies (3.6%)
Allied Waste Industries, Inc.*	402,544	4,436,035
R.R. Donnelley & Sons Co.	283,643	10,704,687

		15,140,722

Construction & Engineering (0.9%)
KBR, Inc.*	99,831	3,873,443

Electrical Equipment (1.2%)
Hubbell, Inc., Class B	103,334	5,332,034

Machinery (3.1%)
Cummins, Inc.	35,270	4,492,340
Pentair, Inc.^	38,200	1,329,742
Timken Co.^	220,590	7,246,381

		13,068,463

Trading Companies & Distributors (0.9%)
W.W. Grainger, Inc.	44,753	3,916,783

Total Industrials		42,431,413

Information Technology (11.6%)
Communications Equipment (5.3%)
ADC Telecommunications, Inc.*^	361,616	5,623,129
JDS Uniphase Corp.*^	851,805	11,329,007
Tellabs, Inc.*^	838,049	5,480,840

		22,432,976

Internet Software & Services (0.2%)
Openwave Systems, Inc.^	313,847	816,002

Software (6.1%)
Cadence Design Systems, Inc.*	494,695	8,414,762
McAfee, Inc.*	305,804	11,467,650
Sybase, Inc.*^	233,742	6,098,329

		25,980,741

Total Information Technology		49,229,719

Materials (11.7%)
Chemicals (6.2%)
Chemtura Corp.^	594,866	4,639,955
Eastman Chemical Co.	127,252	7,773,825
Monsanto Co.	29,208	3,262,241
Mosaic Co.*	101,293	9,555,982
Valspar Corp.^	51,200	1,154,048

		26,386,051

Containers & Packaging (3.3%)
Ball Corp.	162,173	7,297,785
Pativ Corp.*	257,932	6,868,729

		14,166,514

Paper & Forest Products (2.2%)
AbitibiBowater, Inc.^	230,463	4,749,842
MeadWestvaco Corp.	148,670	4,653,371

		9,403,213

		49,955,778

Total Materials
Telecommunication Services (8.9%)
Diversified Telecommunication Services (8.9%)
CenturyTel, Inc.^	133,797	5,547,223

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Number of Shares	Value (Note 1)
Embarq Corp.	225,083	$11,148,361
Qwest Communications International, Inc.*^	2,033,593	14,255,487
Windstream Corp.^	521,900	6,795,138

		37,746,209

Total Telecommunication Services		37,746,209

Utilities (10.5%)
Electric Utilities (2.5%)
Northeast Utilities	343,202	10,745,655

Gas Utilities (0.4%)
Southwest Gas Corp.^	59,296	1,765,242

Multi-Utilities (7.6%)
Ameren Corp.	194,258	10,530,726
CMS Energy Corp.	535,081	9,299,708
NiSource, Inc.	513,343	9,697,049
Puget Energy, Inc.^	97,809	2,682,901

		32,210,384

Total Utilities		44,721,281

Total Common Stocks (96.6%)
(Cost $425,608,568)		410,869,323

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (24.3%)
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	$10,000,000	10,000,000
Caixa d’Estalvis i Pensions de Barcelona/Catalonia
5.18%, 6/30/08 (l)	2,100,000	2,100,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	84,327,336	84,327,336
Goldman Sachs Group, Inc.
4.41%, 3/27/09 (l)	2,000,000	2,000,000
National Bank of Canada/New York
5.16%, 4/16/08 (l)	2,000,000	2,000,000
Pricoa Global Funding I
4.37%, 9/22/08 (l)	1,000,000	1,000,000
Swedbank AB/New York
5.15%, 4/16/08 (l)	2,000,000	2,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		103,427,336

Time Deposit (3.5%)
JPMorgan Chase Nassau
3.51%, 1/2/08	14,917,334	14,917,334

Total Short-Term Investments (27.8%)
(Amortized Cost $118,344,670)		118,344,670

Total Investments (124.4%)
(Cost/Amortized Cost $543,953,238)		529,213,993
Other Assets Less Liabilities (-24.4%)		(103,923,367)

Net Assets (100%)		$425,290,626

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$231,014,207
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$123,332,655

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$37,968,361
Aggregate gross unrealized depreciation	(55,644,825)

Net unrealized depreciation	$(17,676,464)

Federal income tax cost of investments	$546,890,457

At December 31, 2007, the Portfolio had loaned securities with a total value of $99,970,941. This was secured by collateral of $103,427,336 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $3,376, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (19.3%)
Auto Components (0.9%)
Continental AG	331,091	$43,077,531

Automobiles (2.3%)
Toyota Motor Corp. (ADR)^	1,005,075	106,708,813

Hotels, Restaurants & Leisure (13.8%)
Las Vegas Sands Corp.*^	1,728,917	178,164,897
McDonald’s Corp.	3,920,669	230,966,611
MGM MIRAGE*^	1,156,193	97,143,336
Wynn Resorts Ltd.^	1,121,944	125,803,580

		632,078,424

Specialty Retail (2.3%)
Lowe’s Cos., Inc.	4,619,521	104,493,565

Total Consumer Discretionary		886,358,333

Consumer Staples (2.9%)
Food & Staples Retailing (2.9%)
CVS Caremark Corp.	3,304,496	131,353,716

Total Consumer Staples		131,353,716

Energy (11.1%)
Energy Equipment & Services (7.6%)
Schlumberger Ltd.	1,582,103	155,631,472
Transocean, Inc.^	1,345,844	192,657,569

		348,289,041

Oil, Gas & Consumable Fuels (3.5%)
Petroleo Brasileiro S.A. (ADR)^	1,411,859	162,702,631

Total Energy		510,991,672

Financials (11.4%)
Capital Markets (5.3%)
Goldman Sachs Group, Inc.	881,805	189,632,166
Merrill Lynch & Co., Inc.	982,687	52,750,638

		242,382,804

Commercial Banks (4.0%)
Industrial & Commercial Bank of China Ltd., Class H	255,982,250	183,843,409

Real Estate Investment Trusts (REITs) (2.1%)
ProLogis (REIT)^	1,529,372	96,931,597

Total Financials		523,157,810

Health Care (11.5%)
Biotechnology (3.1%)
Genentech, Inc.*^	2,094,439	140,474,024

Health Care Providers & Services (4.7%)
UnitedHealth Group, Inc.	3,745,403	217,982,455

Pharmaceuticals (3.7%)
Merck & Co., Inc.	2,966,613	172,389,881

Total Health Care		530,846,360

Industrials (7.5%)
Aerospace & Defense (5.3%)
General Dynamics Corp.	1,023,853	91,112,678
Lockheed Martin Corp.	1,425,187	150,015,184

		241,127,862

Road & Rail (2.2%)
Union Pacific Corp.	816,143	102,523,884

Total Industrials		343,651,746

Information Technology (18.1%)
Computers & Peripherals (6.5%)
Apple, Inc.*	1,057,807	209,530,411
Hewlett-Packard Co.	1,737,778	87,723,033

		297,253,444

Internet Software & Services (4.8%)
Google, Inc., Class A*	315,476	218,145,344

Semiconductors & Semiconductor Equipment (2.8%)
Intel Corp.	4,902,798	130,708,595

Software (4.0%)
Microsoft Corp.	5,213,367	185,595,865

Total Information Technology		831,703,248

Materials (5.9%)
Chemicals (5.9%)
Air Products & Chemicals, Inc.	687,342	67,792,542
Monsanto Co.^	1,833,180	204,747,874

Total Materials		272,540,416

Telecommunication Services (3.5%)
Diversified Telecommunication Services (3.5%)
AT&T, Inc.	3,908,506	162,437,509

Total Telecommunication Services		162,437,509

Total Common Stocks (91.2%)
(Cost $3,312,673,900)		4,193,040,810

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities (1.1%)
U.S. Treasury Bills
3.40%, 1/3/08^	$12,151,000	12,147,560
3.00%, 1/10/08^	20,690,000	20,672,760
2.91%, 1/31/08^	8,497,000	8,475,768
2.87%, 2/7/08^	8,072,000	8,047,582

Total Government Securities		49,343,670

Short-Term Investments of Cash Collateral for Securities Loaned (10.5%)
Allstate Life Insurance Co.
4.90%, 8/27/08 (l)	10,000,000	10,000,000
Bancaja U.S. Debt S.A.U.
5.37%, 7/10/09 (l)	5,001,632	5,001,632
Banco de Sabadell S.A.
5.19%, 4/23/09 (l)	5,000,000	5,000,000
Beta Finance, Inc.
4.37%, 1/31/08 (l)	5,000,000	5,000,000
4.37%, 3/10/08 (l)	9,999,523	9,999,523
BNP Paribas N.Y.
4.35%, 2/22/08 (l)	8,000,000	8,000,000
Calyon/New York
4.37%, 10/14/08 (l)	9,997,964	9,997,964
4.41%, 7/2/10 (l)	4,997,430	4,997,430
CC USA, Inc.
4.37%, 1/25/08 (l)	10,000,000	10,000,000
CDC Financial Products, Inc.
4.65%, 2/29/08 (l)	5,950,000	5,950,000
Citigroup Global Markets, Inc.
4.65%, 1/7/08 (l)	15,000,000	15,000,000
Credit Suisse (USA) LLC, Repurchase Agreement
4.69%, 1/2/08 (r)	50,000,000	50,000,000
Goldman Sachs Group, Inc.
4.62%, 8/18/08 (l)	3,000,000	3,000,000
HBOS Treasury Services plc.
4.37%, 7/17/08 (l)	5,000,000	5,000,000

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Principal Amount	Value (Note 1)
K2 (USA) LLC
4.38%, 2/15/08 (l)	$9,999,370	$9,999,370
4.37%, 4/14/08 (l)	13,998,248	13,998,248
Merrill Lynch & Co., Inc.
5.30%, 5/8/09 (l)	5,000,000	5,000,000
4.42%, 6/29/09 (l)	5,000,000	5,000,000
Metropolitan Life Insurance Co.
5.28%, 2/1/08 (l)	8,000,000	8,000,000
Monumental Global Funding II
4.36%, 4/25/08 (l)	15,000,000	15,000,000
Morgan Stanley, Repurchase Agreement
4.70%, 1/2/08 (r)	266,201,844	266,201,843
New York Life Global Funding
4.88%, 3/30/09	5,000,000	5,000,000
Pricoa Global Funding I
4.40%, 6/25/10 (l)	4,998,751	4,998,751
Swedbank AB/New York
5.15%, 4/16/08 (l)	5,000,000	5,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		485,144,761

Time Deposit (6.3%)
JPMorgan Chase Nassau
3.51%, 1/2/08	289,780,995	289,780,995

Total Short-Term Investments (17.9%)
(Cost/Amortized Cost $824,256,401)		824,269,426

Total Investments (109.1%)
(Cost/Amortized Cost $4,136,930,301)		5,017,310,236
Other Assets Less Liabilities (-9.1%)		(420,065,398)

Net Assets (100%)		$4,597,244,838

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR	—	American Depositary Receipt

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,944,098,536
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$2,753,890,213

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$915,055,771
Aggregate gross unrealized depreciation	(43,051,552)

Net unrealized appreciation	$872,004,219

Federal income tax cost of investments	$4,145,306,017

At December 31, 2007, the Portfolio had loaned securities with a total value of $497,596,601. This was secured by collateral of $485,144,761 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $28,538,397 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $35,239, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2007, the Portfolio incurred approximately $7,784 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $2,212,323 which expires in the year 2009.

Included in the capital carryforward amounts are $2,212,323 of losses acquired from EQ/Enterprise Capital Appreciation as a result of a tax free reorganization that occurred during the year 2005. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S.Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

The Portfolio utilized net capital loss carryforward of $7,308,502 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2007

	Principal Amount	Value (Note 1)
SHORT-TERM DEBT SECURITIES:
Certificates of Deposit (22.5%)
American Express Centurion Bank
4.96%, 2/19/08	$50,000,000	$50,000,000
4.93%, 6/3/08	25,000,000	25,000,000
Banco Bilbao Vizcaya Argentaria S.A./New York
5.25%, 1/7/08	40,000,000	40,000,329
Bank of Montreal/Chicago
5.15%, 3/3/08	50,000,000	50,000,850
Bank of Tokyo-Mitsubishi UFJ/New York
4.73%, 3/31/08	50,000,000	50,000,000
Comerica Bank
4.72%, 5/5/08	50,000,000	50,000,000
HBOS Treasury Services plc
5.31%, 1/25/08	30,000,000	29,999,610
5.34%, 1/25/08	20,000,000	20,000,128
Royal Bank of Scotland plc/New York
5.19%, 1/10/08	50,000,000	50,000,000
UniCredito Italiano S.p.A./New York
5.30%, 1/14/08	50,000,000	50,000,000
Wachovia Bank N.A.
4.80%, 5/23/08	50,000,000	50,000,000

Total Certificates of Deposit		465,000,917

Commercial Paper (63.0%)
Abbey National North America LLC
2.19%, 1/9/08 (p)	35,000,000	34,995,746
ANZ National International Ltd.
4.68%, 1/11/08 (n)(p)	50,000,000	49,928,611
ASB Finance Ltd./London
4.72%, 1/11/08 (n)(p)	50,000,000	49,928,056
Bank of Scotland plc.
5.05%, 3/4/08 (p)	50,000,000	49,555,500
Barclays U.S. Funding LLC
5.07%, 2/29/08 (p)	30,000,000	29,748,758
4.73%, 4/8/08 (p)	50,000,000	49,358,236
Calyon North America, Inc.
4.66%, 1/24/08 (p)	50,000,000	49,845,229
Canadian Imperial Holdings, Inc.
4.69%, 2/8/08 (p)	50,000,000	49,747,194
4.72%, 2/15/08 (p)	30,000,000	29,820,337
Danske Corp.
4.63%, 1/24/08 (p)	50,000,000	49,846,028
Deutsche Bank Financial LLC
2.00%, 1/2/08 (p)	85,000,000	84,990,556
Dexia Delaware LLC
4.25%, 1/9/08 (p)	50,000,000	49,946,944
DnB NOR Bank ASA
4.72%, 1/16/08 (p)	50,000,000	49,895,417
Goldman Sachs Group, Inc.
4.42%, 1/8/08 (p)	50,000,000	49,950,903
Intesa Funding LLC
4.61%, 1/22/08 (p)	50,000,000	49,859,417
Natixis Commercial Paper Corp.
4.64%, 1/22/08 (p)	50,000,000	49,858,542
Prudential Funding LLC
2.13%, 1/2/08 (p)	85,000,000	84,989,965
Rabobank USA Finance Corp.
2.00%, 1/2/08 (p)	85,000,000	84,990,556
Santander Central Hispano Finance
Delaware, Inc.
4.79%, 6/3/08 (p)	50,000,000	48,990,444
Skandinaviska Enskilda Banken AB
5.05%, 4/11/08 (n)(p)	50,000,000	49,294,403
Societe Generale North America, Inc.
4.71%, 2/15/08 (p)	50,000,000	49,700,625
Stadshypotek Delaware, Inc.
4.70%, 2/15/08 (n)(p)	50,000,000	49,701,250
Swedbank AB
3.86%, 1/4/08 (p)	60,000,000	59,974,250
UBS Finance Delaware LLC
4.96%, 4/11/08 (p)	50,000,000	49,307,028
Westpac Banking Corp.
4.61%, 1/22/08 (p)	50,000,000	49,859,417

Total Commercial Paper		1,304,083,412

Time Deposits (8.1%)
JPMorgan Chase Nassau
3.51%, 1/2/08	1,369,518	1,369,518
Key Bank N.A.
2.50%, 1/2/08	82,000,000	82,000,000
Manufactures & Traders Trust Co.
4.00%, 1/2/08	85,000,000	85,000,000

Total Time Deposits		168,369,518

Variable Rate Securities (6.2%)
American Express Credit Corp.
5.35%, 3/5/08 (l)	3,000,000	3,000,000
International Business Machines Corp.
5.27%, 2/6/09 §(l)	2,000,000	2,000,000
Lehman Brothers Holdings, Inc.
4.62%, 5/29/08 (l)	70,000,000	70,017,473
Morgan Stanley Group
5.33%, 1/18/08 (l)	50,000,000	50,003,488
5.15%, 8/13/09 (l)	2,250,000	2,250,000

Total Variable Rate Securities		127,270,961

Total Investments (99.8%)
(Amortized Cost $ 2,064,724,808)		2,064,724,808
Other Assets Less Liabilities (0.2%)		3,952,114

Net Assets (100%)		$2,068,676,922

Federal Income tax cost of investments		$2,064,724,808

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2007, the market value of these securities amounted to $2,000,000 or 0.10% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(l)	Floating Rate Security. Rate disclosed is as of September 30, 2007.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(p)	Yield to maturity.

The Portfolio has a net capital loss carryforward of $68,289 which expires in the year 2009.

The Portfolio utilized capital loss carryforward of $28,449 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (5.4%)
Hotels, Restaurants & Leisure (2.9%)
McDonald’s Corp.	175,608	$10,345,067

Textiles, Apparel & Luxury Goods (2.5%)
NIKE, Inc., Class B	144,000	9,250,560

Total Consumer Discretionary		19,595,627

Consumer Staples (21.2%)
Beverages (8.4%)
Coca-Cola Co.	268,200	16,459,434
PepsiCo, Inc.	182,040	13,816,836

		30,276,270

Food & Staples Retailing (6.8%)
Costco Wholesale Corp.	153,700	10,722,112
CVS Caremark Corp.^	344,200	13,681,950

		24,404,062

Household Products (6.0%)
Colgate-Palmolive Co.	71,753	5,593,864
Procter & Gamble Co.	221,596	16,269,578

		21,863,442

Total Consumer Staples		76,543,774

Energy (15.9%)
Energy Equipment & Services (12.0%)
Baker Hughes, Inc.	133,200	10,802,520
Cameron International Corp.*^	96,800	4,658,984
Halliburton Co.	277,200	10,508,652
Schlumberger Ltd.	176,952	17,406,768

		43,376,924

Oil, Gas & Consumable Fuels (3.9%)
Devon Energy Corp.	102,300	9,095,493
Occidental Petroleum Corp.	62,800	4,834,972

		13,930,465

Total Energy		57,307,389

Financials (2.3%)
Consumer Finance (2.3%)
American Express Co.	161,222	8,386,769

Total Financials		8,386,769

Health Care (19.4%)
Biotechnology (2.3%)
Gilead Sciences, Inc.*	179,500	8,258,795

Health Care Equipment & Supplies (3.4%)
Stryker Corp.	166,200	12,418,464

Pharmaceuticals (13.7%)
Abbott Laboratories	213,600	11,993,640
Allergan, Inc.	172,300	11,068,552
Merck & Co., Inc.	276,800	16,084,848
Schering-Plough Corp.	389,800	10,384,272

		49,531,312

Total Health Care		70,208,571

Industrials (8.1%)
Electrical Equipment (4.3%)
Emerson Electric Co.	274,600	15,558,836

Industrial Conglomerates (3.8%)
General Electric Co.	371,231	13,761,533

Total Industrials		29,320,369

Information Technology (26.2%)
Communications Equipment (7.9%)
Cisco Systems, Inc.*^	186,000	5,035,020
QUALCOMM, Inc.	295,434	11,625,328
Research In Motion Ltd.*	103,800	11,770,920

		28,431,268

Computers & Peripherals (7.1%)
Apple, Inc.*	66,400	13,152,512
Hewlett-Packard Co.	243,400	12,286,832

		25,439,344

Internet Software & Services (4.7%)
Google, Inc., Class A*	24,770	17,127,959

IT Services (1.3%)
Paychex, Inc.^	132,094	4,784,445

Semiconductors & Semiconductor Equipment (3.2%)
Intel Corp.	437,600	11,666,416

Software (2.0%)
Electronic Arts, Inc.*^	120,700	7,050,087

Total Information Technology		94,499,519

Total Common Stocks (98.5%)
(Cost $288,815,659)		355,862,018

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (4.3%)
Caixa d’Estalvis i Pensions de Barcelona/Catalonia
5.18%, 6/30/08 (l)	$750,000	750,000
Morgan Stanley, Repurchase Agreement
4.70%, 1/2/08 (r)	14,650,900	14,650,900

Total Short-Term Investments of Cash Collateral for securities Loaned		15,400,900

Time Deposit (1.3%)
JPMorgan Chase Nassau
3.51%, 1/2/08	4,733,898	4,733,898

Total Short-Term Investments (5.6%)
(Amortized Cost $20,134,798)		20,134,798

Total Investments (104.1%)
(Cost/Amortized Cost $308,950,457)		375,996,816
Other Assets Less Liabilities (-4.1%)		(14,869,202)

Net Assets (100%)		$361,127,614

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$227,611,586
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$204,566,284

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$68,056,076
Aggregate gross unrealized depreciation	(1,547,421)

Net unrealized appreciation	$66,508,655

Federal income tax cost of investments	$309,488,161

At December 31, 2007, the Portfolio had loaned securities with a total value of $14,825,860. This was secured by collateral of $15,400,900 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2007, the Portfolio incurred approximately $9,634 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $48,893,668 of which $2,496,503 expires in the year 2008, $2,496,503 expires in the year 2009, $33,312,699 expires in the year 2010, $10,247,355 expires in the year 2011, and $340,608 expires in the year 2012.

Included in the capital loss carryforward is $5,333,614 of losses acquired from the EQ/Enterprise Multi-Cap Growth portfolio, as a result of tax-free reorganizations during the years ended 2003 and 2005. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible that not all of these capital losses will be available to use.

The Portfolio utilized capital loss carryforward of $27,603,800 during 2007. Included in the utilized capital loss carryforward was $2,496,503 from EQ/Enterprise Multi-Cap Growth portfolio and $1,718,952 from the Enterprise Balanced Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (13.4%)
Auto Components (0.9%)
Dana Holding Corp.*(b)†	2,484	$223,560
Goodyear Tire & Rubber Co.*	130,272	3,676,276
International Automotive Components Group (ADR)*(b)†	1,598	14,304
International Automotive Components Group North America LLC*(b)†	89,176	100,947
Lear Corp.*^	74,611	2,063,740

		6,078,827

Automobiles (1.7%)
Daimler AG	40,938	3,980,251
General Motors Corp.	212,239	5,282,629
Harley-Davidson, Inc.	49,569	2,315,368

		11,578,248

Diversified Consumer Services (0.3%)
H&R Block, Inc.	124,221	2,306,784

Hotels, Restaurants & Leisure (0.2%)
Wyndham Worldwide Corp.	55,719	1,312,739

Household Durables (0.0%)
Beazer Homes USA, Inc.^	59,262	440,317

Leisure Equipment & Products (0.8%)
Mattel, Inc.	301,626	5,742,959

Media (8.0%)
Cablevision Systems Corp. - New York Group, Class A*^	73,637	1,804,107
Clear Channel Communications, Inc.	68,041	2,348,775
Comcast Corp., Special Class A*	597,080	10,819,090
Liberty Media Corp., Capital Series, Class A*	37,243	4,338,437
News Corp., Class A	640,266	13,119,050
Sun-Times Media Group, Inc., Class A*^	17,302	38,064
Time Warner Cable, Inc., Class A*	63,858	1,762,481
Time Warner, Inc.	454,073	7,496,745
Viacom, Inc., Class B*	145,503	6,390,492
Virgin Media, Inc.	264,299	4,530,085
WPP Group plc.	196,126	2,525,942

		55,173,268

Multiline Retail (0.5%)
Sears Holdings Corp.*^	31,643	3,229,168

Specialty Retail (1.0%)
Home Depot, Inc.	251,088	6,764,311

Total Consumer Discretionary		92,626,621

Consumer Staples (19.3%)
Beverages (2.1%)
Brown-Forman Corp., Class B	20,071	1,487,462
Coca-Cola Enterprises, Inc.^	239,955	6,246,028
Pernod-Ricard S.A.	29,898	6,910,926

		14,644,416

Food & Staples Retailing (4.0%)
Carrefour S.A.	80,847	6,299,004
CVS Caremark Corp.	205,064	8,151,294
Kroger Co.	191,413	5,112,641
Wal-Mart Stores, Inc.	161,271	7,665,211

		27,228,150

Food Products (4.0%)
Cadbury Schweppes plc.	601,714	7,438,163
General Mills, Inc.	29,209	1,664,913
Groupe Danone S.A.	39,605	3,555,337
Kraft Foods, Inc., Class A	190,553	6,217,744
Nestle S.A. (Registered)	19,531	8,970,649

		27,846,806

Tobacco (9.2%)
Altadis S.A.	95,807	6,963,110
Altria Group, Inc.	155,049	11,718,603
British American Tobacco plc.	361,259	14,130,750
Imperial Tobacco Group plc.	205,718	11,105,701
Japan Tobacco, Inc.^	919	5,495,161
KT&G Corp.*	61,645	5,248,765
Reynolds American, Inc.^	135,805	8,957,698

		63,619,788

Total Consumer Staples		133,339,160

Energy (3.1%)
Energy Equipment & Services (1.0%)
Seadrill Ltd.*^	168,615	4,114,568
Transocean, Inc.*	21,283	3,046,662

		7,161,230

Oil, Gas & Consumable Fuels (2.1%)
BP plc.	272,153	3,331,749
Royal Dutch Shell plc, Class A	176,764	7,430,087
Total S.A.	43,693	3,630,377

		14,392,213

Total Energy		21,553,443

Financials (20.5%)
Capital Markets (0.7%)
Cerberus Capital Management LP (b)†	3,684,500	3,117,105
Legg Mason, Inc.	21,190	1,550,049

		4,667,154

Commercial Banks (5.5%)
Banco Popolare S.c.a.r.l.*	116,506	2,582,318
Centennial Bank Holdings, Inc.*^	91,672	529,864
Danske Bank A/S	150,869	5,908,978
Intesa Sanpaolo S.p.A.	589,964	4,666,433
Mitsubishi UFJ Financial Group, Inc.	146,224	1,370,420
Societe Generale	27,738	4,012,041
Sumitomo Mitsui Financial Group, Inc.	124	929,043
Swedbank AB, Class A^	64,772	1,833,964
U.S. Bancorp	392,066	12,444,175
UnionBanCal Corp.	30,970	1,514,743
Wachovia Corp.	54,094	2,057,195

		37,849,174

Consumer Finance (0.8%)
SLM Corp.	279,067	5,620,410

Diversified Financial Services (2.2%)
Citigroup, Inc.	140,931	4,149,009
Fortis	391,080	10,337,755
Guaranty Financial Group, Inc.*	37,624	601,978

		15,088,742

Insurance (9.2%)
Alleghany Corp.*	10,268	4,127,736
Allianz SE (Registered)	18,885	4,085,020
American International Group, Inc.	81,372	4,743,988
Berkshire Hathaway, Inc., Class B*	5,336	25,271,296
Conseco, Inc.*	130,683	1,641,378
Hartford Financial Services Group, Inc.	18,727	1,632,807
Old Republic International Corp.	185,511	2,858,724
Prudential Financial, Inc.	28,034	2,608,283
Travelers Cos., Inc.	40,292	2,167,710

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
White Mountains Insurance Group Ltd.	22,204	$11,413,966
Zurich Financial Services AG (Registered)	10,233	3,005,320

		63,556,228

Real Estate Investment Trusts (REITs) (0.8%)
Alexander’s, Inc. (REIT)*^	9,473	3,346,337
Link REIT (REIT)	460,097	996,029
Ventas, Inc. (REIT)	30,680	1,388,270

		5,730,636

Real Estate Management & Development (0.3%)
Forestar Real Estate Group, Inc.*	37,624	887,542
St. Joe Co.^	31,361	1,113,629

		2,001,171

Thrifts & Mortgage Finance (1.0%)
Hudson City Bancorp, Inc.	293,741	4,411,990
Sovereign Bancorp, Inc.^	209,736	2,390,990

		6,802,980

Total Financials		141,316,495

Health Care (5.9%)
Health Care Equipment & Supplies (1.1%)
Covidien Ltd.	118,906	5,266,347
Hillenbrand Industries, Inc.^	43,256	2,410,657

		7,677,004

Health Care Providers & Services (1.8%)
Community Health Systems, Inc.*	120,018	4,423,863
Quest Diagnostics, Inc.	78,463	4,150,693
Tenet Healthcare Corp.*^	756,039	3,840,678

		12,415,234

Life Sciences Tools & Services (0.2%)
MDS, Inc.*	61,486	1,195,518

Pharmaceuticals (2.8%)
Bristol-Myers Squibb Co.	115,337	3,058,737
Novartis AG (Registered)	72,236	3,962,245
Pfizer, Inc.	346,574	7,877,627
Sanofi-Aventis S.A.	38,247	3,521,780
Valeant Pharmaceuticals International*	106,723	1,277,474
Watson Pharmaceuticals, Inc.*	300	8,142

		19,706,005

Total Health Care		40,993,761

Industrials (8.3%)
Aerospace & Defense (0.1%)
GenCorp, Inc.*^	61,276	714,478

Air Freight & Logistics (1.2%)
Deutsche Post AG (Registered)	192,987	6,633,503
TNT N.V.	42,308	1,747,444

		8,380,947

Airlines (0.5%)
ACE Aviation Holdings, Inc., Class A*	76,385	2,194,148
Northwest Airlines Corp.*^	87,261	1,266,157

		3,460,305

Building Products (0.3%)
Owens Corning, Inc. (Registered)*†(b)	2,232	42,875
Owens Corning, Inc.*^	96,515	1,951,533

		1,994,408

Industrial Conglomerates (5.3%)
Keppel Corp., Ltd.	471,211	4,255,614
Koninklijke Philips Electronics N.V.	128,747	5,556,684
Orkla ASA	726,473	14,081,657
Siemens AG (Registered)	61,895	9,851,131
Tyco International Ltd.	74,194	2,941,792

		36,686,878

Machinery (0.2%)
Federal Signal Corp.^	102,854	1,154,022

Marine (0.7%)
A.P. Moller - Maersk A/S, Class B	455	4,853,286

Total Industrials		57,244,324

Information Technology (8.2%)
Communications Equipment (1.7%)
Motorola, Inc.	576,172	9,241,799
Telefonaktiebolaget LM Ericsson (Sponsored ADR)	4,399	102,717
Telefonaktiebolaget LM Ericsson, Class B	1,013,504	2,380,398

		11,724,914

Computers & Peripherals (1.5%)
Dell, Inc.*	342,527	8,395,337
Lexmark International, Inc., Class A*	55,804	1,945,327

		10,340,664

Electronic Equipment & Instruments (0.8%)
Tyco Electronics Ltd.	151,807	5,636,594

IT Services (0.6%)
Alliance Data Systems Corp.*^	57,739	4,329,847

Semiconductors & Semiconductor Equipment (1.1%)
LSI Corp.*	728,031	3,865,845
Maxim Integrated Products, Inc.	131,392	3,479,260

		7,345,105

Software (2.5%)
BEA Systems, Inc.*	239,673	3,782,040
Microsoft Corp.	326,294	11,616,067
NAVTEQ Corp.*	20,149	1,523,264

		16,921,371

Total Information Technology		56,298,495

Materials (6.5%)
Chemicals (0.9%)
Koninklijke DSM N.V.	31,614	1,494,331
Linde AG	35,738	4,726,080

		6,220,411

Containers & Packaging (0.3%)
Temple-Inland, Inc.	119,271	2,486,800

Metals & Mining (1.8%)
Alcoa, Inc.	104,067	3,803,649
Anglo American plc.	55,125	3,379,740
ArcelorMittal	65,848	5,104,398

		12,287,787

Paper & Forest Products (3.5%)
Domtar Corp.*	375,686	2,889,025
International Paper Co.	288,264	9,333,988
MeadWestvaco Corp.	86,338	2,702,379
Mondi Ltd.	4,151	40,076
Mondi plc.	2,773	23,460
Weyerhaeuser Co.	122,700	9,047,898

		24,036,826

Total Materials		45,031,824

Telecommunication Services (1.8%)
Diversified Telecommunication Services (1.8%)
Embarq Corp.	44,859	2,221,866
Royal KPN N.V.	105,264	1,914,532
Telefonica S.A.	123,395	4,008,703
Verizon Communications, Inc.	93,698	4,093,666

Total Telecommunication Services		12,238,767

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Utilities (3.7%)
Electric Utilities (0.8%)
E.ON AG	18,004	$3,832,329
Exelon Corp.	17,187	1,403,146

		5,235,475

Independent Power Producers & Energy Traders (1.5%)
Constellation Energy Group, Inc.	100,474	10,301,599

Multi-Utilities (1.4%)
Energy East Corp.	113,639	3,092,117
NorthWestern Corp.^	16,712	493,004
RWE AG	38,033	5,338,190
Suez S.A.	16,682	1,135,839

		10,059,150

Total Utilities		25,596,224

Total Common Stocks (90.7%)
(Cost $631,472,379)		626,239,114

CONVERTIBLE PREFERRED STOCKS:
Financials (0.2%)
Thrifts & Mortgage Finance (0.2%)
Washington Mutual, Inc. 7.750%*^	2,040	1,805,400

Total Convertible Preferred Stocks (0.2%)
(Cost $1,987,267)		1,805,400

	Principal Amount
LONG-TERM DEBT SECURITIES:
Consumer Discretionary (0.1%)
Auto Components (0.1%)
Dana Corp.
6.500%, 3/1/09 (h)	$281,000	210,750
5.850%, 1/15/15 (h)	40,000	29,200
7.000%, 3/15/28 (h)	361,000	263,530
International Automotive Components Group North America LLC, Term Loan
9.000%, 12/31/49 (b)†	26,900	26,900

		530,380

Hotels, Restaurants & Leisure (0.0%)
Trump Entertainment Resorts, Inc.
8.500%, 6/1/15	510,000	388,237

Total Consumer Discretionary		918,617

Financials (0.6%)
Capital Markets (0.4%)
Cerberus Capital Management Investor I LLC
12.000%, 7/31/12 (b)†	1,473,800	1,246,842
Cerberus Capital Management Investor II LLC
12.000%, 7/31/12 (b)†	1,473,800	1,246,842
Cerberus Capital Management Investor III LLC
12.000%, 7/31/12 (b)†	736,900	623,421

		3,117,105

Diversified Financial Services (0.2%)
Tropicana Entertainment LLC
9.625%, 12/15/14*^	2,014,000	1,278,890

Total Financials		4,395,995

Industrials (0.0%)
Airlines (0.0%)
Northwest Airlines, Inc., Trade Claim Escrows (Zero Coupon), 12/31/49	1,510,000	45,300

Total Industrials		45,300

Utilities (0.1%)
Electric Utilities (0.1%)
Calpine Corp.
8.500%, 7/15/10	188,000	201,160
9.875%, 12/1/11	66,000	68,970
8.750%, 7/15/13	97,000	104,275

Total Utilities		374,405

Total Long-Term Debt Securities (0.8%)
(Cost $6,584,824)		5,734,317

SHORT-TERM INVESTMENTS:
Government Securities (8.8%)
Federal Home Loan Bank
3.58%, 1/2/08 (o)(p)	10,700,000	10,697,872
4.28%, 1/4/08 (o)(p)	11,500,000	11,494,533
4.09%, 1/23/08 (o)(p)	3,000,000	2,992,181
4.13%, 1/31/08 (o)(p)	4,000,000	3,985,841
4.15%, 2/15/08 (o)(p)	2,000,000	1,989,443
4.22%, 2/19/08 (o)(p)	3,000,000	2,982,499
4.03%, 3/14/08 (o)(p)	3,000,000	2,975,340
4.05%, 3/25/08 (o)(p)	3,000,000	2,971,572
4.07%, 4/11/08 (o)(p)	5,764,000	5,698,354
4.08%, 5/16/08 (o)(p)	3,000,000	2,954,100
3.98%, 6/4/08 (o)(p)	3,000,000	2,949,180
3.87%, 8/15/08 (o)(p)	3,000,000	2,928,246
3.48%, 12/4/08 (o)(p)	2,000,000	1,936,532
U.S. Treasury Bills 3.21%, 5/1/08^(p)	3,900,000	3,858,009

Total Government Securities		60,413,702

Short-Term Investments of Cash Collateral for Securities Loaned (6.7%)
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	2,000,000	2,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	44,511,355	44,511,355

Total Short-Term Investments of Cash Collateral for Securities Loaned		46,511,355

Total Short-Term Investments (15.5%)
(Cost/Amortized Cost $106,893,403)		106,925,057

	Number of Contracts (c)
OPTIONS PURCHASED:
Put Options Purchased (0.2%)
S&P 500 Index
June 2008 @ $1,375.00*	158	837,400
June 2008 @ $1,250.00*	76	182,400
DJ Euro Stoxx
June 2008 @ $88.00*	2,818	374,547

Total Options Purchased (0.2%)
(Cost $1,256,907)		1,394,347

Total Investments Before Options Written (107.4%)
(Cost/Amortized Cost $ 748,194,780)		742,098,235

OPTIONS WRITTEN:
Call Options Written (-0.0%)
Anglo American plc March 2008 @ $3,400.00*(d)	(5,200)	(12,318)

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Contracts (c)	Value (Note 1)
Transocean, Inc.
February 2008 @ $130.00*(d)	(24)	$(39,360)

Total Options Written (-0.0%)
(Premiums Received $53,759)		(51,678)

Total Investments After Options Written (107.4%)
(Cost/Amortized Cost $748,141,021)		742,046,557
Other Assets Less Liabilities (-7.4%)		(51,331,058)

Net Assets (100%)		$690,715,499

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $6,642,796 or 0.96% of net assets) valued at fair value.
(b)	Illiquid security.
(c)	One contract relates to 100 shares.
(d)	Covered call option contracts written in connection with securities held.
(h)	Security in default.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2007.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

At December 31, 2007 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
Japanese Yen, expiring 3/19/08	24,527	$217,519	$221,381	$3,862
Japanese Yen, expiring 3/19/08	51,234	454,503	462,433	7,930
Japanese Yen, expiring 3/19/08	48,891	433,369	441,283	7,914
Japanese Yen, expiring 3/19/08	12,175	109,803	109,889	86

				$19,792

Foreign Currency Sell Contracts
British Pound, expiring 1/10/08	8,675	$17,639,723	$17,265,841	$373,882
British Pound, expiring 1/10/08	90	183,072	179,443	3,629
British Pound, expiring 1/10/08	178	362,310	354,962	7,348
British Pound, expiring 1/10/08	91	184,252	180,189	4,063
British Pound, expiring 1/10/08	91	184,560	181,695	2,865
British Pound, expiring 1/10/08	182	372,674	363,121	9,553
British Pound, expiring 1/10/08	180	366,868	357,363	9,505
British Pound, expiring 1/10/08	92	187,240	182,125	5,115
British Pound, expiring 1/10/08	91	189,408	181,779	7,629
British Pound, expiring 1/10/08	91	189,080	180,690	8,390
British Pound, expiring 1/10/08	92	193,414	183,273	10,141
British Pound, expiring 1/10/08	91	191,114	180,596	10,518
British Pound, expiring 1/10/08	101	202,699	200,143	2,556
British Pound, expiring 1/10/08	166	331,639	330,350	1,289
Canadian Dollar, expiring 3/26/08	2,239	2,240,382	2,270,654	(30,272)
Canadian Dollar, expiring 3/26/08	525	535,190	532,003	3,187
Canadian Dollar, expiring 3/26/08	203	200,796	205,800	(5,004)
Danish Krone, expiring 4/23/08	24,708	4,694,461	4,847,329	(152,868)
Danish Krone, expiring 4/23/08	1,012	196,547	198,535	(1,988)
European Union, expiring 3/13/08	318	444,240	464,765	(20,525)
European Union, expiring 3/13/08	276	386,311	404,038	(17,727)
European Union, expiring 3/13/08	356	502,536	520,650	(18,114)
European Union, expiring 3/13/08	151	213,107	220,943	(7,836)
European Union, expiring 3/13/08	49,171	69,405,523	71,940,312	(2,534,789)
European Union, expiring 3/13/08	125	176,673	183,275	(6,602)
European Union, expiring 3/13/08	118	166,929	173,051	(6,122)
European Union, expiring 3/13/08	469	664,062	686,234	(22,172)
European Union, expiring 3/13/08	102	145,267	149,851	(4,584)
European Union, expiring 3/13/08	199	283,817	291,365	(7,548)
European Union, expiring 3/13/08	600	855,252	877,830	(22,578)

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union, expiring 3/13/08	600	$854,115	$877,830	$(23,715)
European Union, expiring 3/13/08	211	298,619	308,814	(10,195)
European Union, expiring 3/13/08	200	284,462	293,102	(8,640)
European Union, expiring 3/13/08	230	326,987	337,188	(10,201)
European Union, expiring 3/13/08	1,829	2,606,019	2,675,604	(69,585)
European Union, expiring 3/13/08	329	468,992	481,228	(12,236)
European Union, expiring 3/13/08	126	179,086	183,762	(4,676)
European Union, expiring 3/13/08	172	244,125	251,340	(7,215)
European Union, expiring 3/13/08	89	126,369	130,092	(3,723)
European Union, expiring 3/13/08	131	186,519	191,518	(4,999)
European Union, expiring 3/13/08	191	271,454	279,794	(8,340)
European Union, expiring 3/13/08	273	389,428	400,040	(10,612)
European Union, expiring 3/13/08	340	488,019	497,572	(9,553)
European Union, expiring 3/13/08	642	920,959	938,614	(17,655)
European Union, expiring 3/13/08	423	608,705	619,451	(10,746)
European Union, expiring 3/13/08	138	198,864	201,865	(3,001)
European Union, expiring 3/13/08	3,000	4,416,540	4,389,150	27,390
European Union, expiring 3/13/08	261	377,178	381,130	(3,952)
European Union, expiring 3/13/08	261	376,880	381,876	(4,996)
European Union, expiring 3/13/08	396	571,929	579,671	(7,742)
European Union, expiring 3/13/08	130	189,768	190,404	(636)
European Union, expiring 3/13/08	261	380,285	381,686	(1,401)
European Union, expiring 3/13/08	645	947,907	942,976	4,931
European Union, expiring 3/13/08	616	916,743	900,960	15,783
European Union, expiring 3/13/08	139	203,719	202,993	726
European Union, expiring 3/13/08	68	100,364	99,902	462
European Union, expiring 3/13/08	283	415,623	414,323	1,300
European Union, expiring 3/13/08	446	650,850	652,290	(1,440)
Japanese Yen, expiring 3/19/08	772,845	6,863,628	6,975,641	(112,013)
Japanese Yen, expiring 3/19/08	21,323	184,368	192,457	(8,089)
Japanese Yen, expiring 3/19/08	20,943	191,782	189,026	2,756
Korean Won, expiring 3/27/08	320,285	350,000	343,894	6,106
Korean Won, expiring 3/27/08	641,900	700,000	689,215	10,785
Korean Won, expiring 3/27/08	45,763	50,000	49,136	864
Korean Won, expiring 3/27/08	73,248	80,000	78,647	1,353
Korean Won, expiring 3/27/08	59,450	65,000	63,832	1,168
Korean Won, expiring 3/27/08	82,920	91,000	89,032	1,968
Korean Won, expiring 3/27/08	29,578	32,500	31,758	742
Korean Won, expiring 3/27/08	35,490	39,000	38,106	894
Korean Won, expiring 3/27/08	29,616	32,500	31,799	701
Korean Won, expiring 3/27/08	29,582	32,500	31,762	738
Korean Won, expiring 3/27/08	82,901	91,000	89,012	1,988
Korean Won, expiring 3/27/08	29,599	32,500	31,781	719
Korean Won, expiring 3/27/08	36,470	40,000	39,158	842
Korean Won, expiring 3/27/08	45,525	50,000	48,881	1,119
Korean Won, expiring 3/27/08	34,664	38,000	37,219	781
Korean Won, expiring 3/27/08	42,983	47,500	46,151	1,349
Korean Won, expiring 3/27/08	43,002	47,500	46,171	1,329
Korean Won, expiring 3/27/08	29,559	32,500	31,738	762
Korean Won, expiring 3/27/08	137,363	150,000	147,488	2,512
Norwegian Krone, expiring 2/19/08	1,119	206,682	205,902	780
Norwegian Krone, expiring 2/19/08	1,575	290,181	289,678	503
Norwegian Krone, expiring 2/19/08	53,183	9,812,217	9,782,205	30,012
Norwegian Krone, expiring 2/19/08	1,055	194,223	193,987	236
Singapore Dollar, expiring 1/24/08	1,331	892,152	926,209	(34,057)
Singapore Dollar, expiring 1/24/08	200	133,309	139,344	(6,035)
Singapore Dollar, expiring 1/24/08	222	147,207	154,363	(7,156)
Singapore Dollar, expiring 1/24/08	235	155,866	163,324	(7,458)
Singapore Dollar, expiring 1/24/08	620	414,799	431,413	(16,614)

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Singapore Dollar, expiring 1/24/08	247	$166,727	$171,746	$(5,019)
Singapore Dollar, expiring 1/24/08	269	184,945	187,159	(2,214)
Swedish Krona, expiring 1/15/08	8,885	1,391,250	1,374,888	16,362
Swedish Krona, expiring 1/15/08	4,552	707,058	704,356	2,702
Swedish Krona, expiring 1/15/08	2,797	436,790	432,762	4,028
Swedish Krona, expiring 1/15/08	3,467	543,684	536,550	7,134
Swedish Krona, expiring 1/15/08	1,503	235,854	232,637	3,217
Swedish Krona, expiring 1/15/08	1,579	251,052	244,331	6,721
Swedish Krona, expiring 1/15/08	1,263	197,494	195,456	2,038
Swiss Franc, expiring 3/7/08	222	193,107	196,703	(3,596)
Swiss Franc, expiring 3/7/08	559	497,967	495,970	1,997
Swiss Franc, expiring 3/7/08	1,750	1,565,953	1,551,524	14,429
Swiss Franc, expiring 3/7/08	1,750	1,566,696	1,551,524	15,172
Swiss Franc, expiring 3/7/08	1,750	1,565,400	1,551,524	13,876
Swiss Franc, expiring 3/7/08	2,986	2,670,754	2,647,139	23,615
Swiss Franc, expiring 3/7/08	577	514,900	511,931	2,969
Swiss Franc, expiring 3/7/08	374	326,035	331,474	(5,439)
Swiss Franc, expiring 3/7/08	226	197,100	200,392	(3,292)

				$(2,609,441)

				$(2,589,649)

Options written for the year ended December 31, 2007 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding—January 1, 2007	10	$1,018
Options Written	25,915	135,908
Options Terminated in Closing Purchase Transactions	(11)	(3,428)
Options Expired	(20,690)	(79,739)
Options Exercised	—	—

Options Outstanding—December 31, 2007	5,224	$53,759

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$659,268,144
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$115,306,735

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$47,360,016
Aggregate gross unrealized depreciation	(53,788,533)

Net unrealized depreciation	$(6,428,517)

Federal income tax cost of investments	$748,526,752

At December 31, 2007, the Portfolio had loaned securities with a total value of $45,360,426. This was secured by collateral of $46,511,355 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $2,800, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2007, the Portfolio incurred approximately $2,425 as brokerage commissions with Exane S.A., and $13,730 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (0.1%)
Aristocrat Leisure Ltd.	10,600	$104,707

Bermuda (1.1%)
ACE Ltd.	14,300	883,454
XL Capital Ltd., Class A	11,660	586,615

Total Bermuda		1,470,069

Brazil (1.7%)
Cia de Bebidas das Americas (Preference ADR)^	14,170	1,006,495
Empresa Brasileira de Aeronautica S.A. (ADR)^	29,590	1,349,008

Total Brazil		2,355,503

Canada (1.3%)
Husky Energy, Inc.^	39,760	1,796,341

Finland (1.0%)
Fortum Oyj	29,810	1,342,814

France (5.5%)
BNP Paribas S.A	4,590	498,077
LVMH Moet Hennessy Louis Vuitton S.A.	16,910	2,044,120
NicOx S.A.*	7,534	121,166
Sanofi-Aventis S.A.	16,280	1,499,061
Societe Generale	8,103	1,172,023
Technip S.A.	18,240	1,453,395
Total S.A.	10,220	849,161

Total France		7,637,003

Germany (7.1%)
Allianz SE (Registered)	8,406	1,818,303
Bayerische Motoren Werke (BMW) AG	22,541	1,395,690
Bayerische Motoren Werke (BMW) AG (Preference)	7,109	377,292
Porsche Automobil Holding SE (Preference)	524	1,061,750
SAP AG	32,458	1,686,084
Siemens AG (Registered)	22,109	3,518,841

Total Germany		9,857,960

India (1.6%)
ICICI Bank Ltd. (ADR)^	8,560	526,440
Infosys Technologies Ltd. (ADR)^	37,000	1,678,320

Total India		2,204,760

Ireland (0.3%)
Experian Group Ltd.	43,570	344,320

Italy (0.9%)
Bulgari S.p.A.^	47,410	662,659
Tod’s S.p.A.^	8,500	594,031

Total Italy		1,256,690

Japan (11.2%)
Chugai Pharmaceutical Co., Ltd.^	23,450	335,855
Credit Saison Co., Ltd.^	24,840	680,396
Fanuc Ltd.	3,900	379,824
Hoya Corp.^	30,350	967,157
KDDI Corp.	194	1,444,819
Keyence Corp.	3,000	740,366
Kyocera Corp.	7,420	658,212
Mitsubishi Electric Corp.	52,000	543,669
Murata Manufacturing Co., Ltd.	18,420	1,068,447
Nidec Corp.	5,060	375,033
Nintendo Co., Ltd.^	1,340	802,453
Secom Co., Ltd.	15,000	820,391
Sega Sammy Holdings, Inc.^	18,000	224,446
Seven & I Holdings Co., Ltd.^	15,413	449,773
Shionogi & Co., Ltd.	61,300	1,083,718
Sony Corp.^	42,450	2,355,906
Sony Financial Holdings, Inc.*^	53	202,578
Square Enix Co., Ltd.^	19,790	605,843
Sumitomo Mitsui Financial Group, Inc.^	107	801,674
Toyota Motor Corp.	16,250	878,575

Total Japan		15,419,135

Mexico (2.1%)
Fomento Economico Mexicano S.A.B. de C.V.	265,520	1,015,925
Grupo Modelo S.A.B. de C.V., Series C	122,310	582,621
Grupo Televisa S.A. (Sponsored ADR)^	55,130	1,310,440

Total Mexico		2,908,986

Netherlands (2.9%)
European Aeronautic Defence and Space Co. N.V.^	45,620	1,456,033
Koninklijke Philips Electronics N.V.	41,840	1,805,803
TNT N.V.	17,500	722,801

Total Netherlands		3,984,637

Norway (0.5%)
Tandberg ASA	36,180	756,270

South Korea (1.5%)
Samsung Electronics Co., Ltd.	1,194	709,219
SK Telecom Co., Ltd. (ADR)^	43,810	1,307,290

Total South Korea		2,016,509

Spain (1.0%)
Inditex S.A.^	21,860	1,342,977

Sweden (6.4%)
Assa Abloy AB, Class B^	73,200	1,469,504
Hennes & Mauritz AB, Class B	40,690	2,477,336
Investor AB, Class B	46,463	1,056,761
Telefonaktiebolaget LM Ericsson, Class B	1,649,790	3,874,832

Total Sweden		8,878,433

Switzerland (2.7%)
Basilea Pharmaceutical Ltd. (Registered)*	765	148,993
Credit Suisse Group (Registered)	32,545	1,957,615
Roche Holding AG	9,566	1,652,705

Total Switzerland		3,759,313

Taiwan (1.8%)
MediaTek, Inc.	99,236	1,288,084
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	120,000	1,195,200

Total Taiwan		2,483,284

United Kingdom (11.9%)
3i Group plc.	16,400	327,438
BP plc (ADR)	15,730	1,150,964
Burberry Group plc.	47,850	542,450
Cadbury Schweppes plc.	112,390	1,389,323
Diageo plc.	33,466	719,468
HSBC Holdings plc.	75,286	1,271,599
Pearson plc.	39,030	568,714
Prudential plc.	88,510	1,254,459
Reckitt Benckiser Group plc.	30,970	1,796,447
Royal Bank of Scotland Group plc.	171,470	1,515,498
Smith & Nephew plc.	59,260	684,185

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Tesco plc.	143,045	$1,358,947
Vodafone Group plc.	879,170	3,286,641
WPP Group plc.	49,520	637,777

Total United Kingdom		16,503,910

United States (33.6%)
3M Co.	16,610	1,400,555
ACADIA Pharmaceuticals, Inc.*^	10,300	114,021
Adobe Systems, Inc.*	39,130	1,672,025
Advanced Micro Devices, Inc.*^	85,090	638,175
Aflac, Inc.	17,000	1,064,710
Altera Corp.	42,680	824,578
American International Group, Inc.	22,500	1,311,750
Automatic Data Processing, Inc.	35,110	1,563,448
Boeing Co.	7,440	650,702
Carnival Corp.	37,020	1,647,020
Chevron Corp.	12,760	1,190,891
Cisco Systems, Inc.*	22,660	613,406
Coach, Inc.*	10,550	322,619
Colgate-Palmolive Co.	16,000	1,247,360
Corning, Inc.	65,780	1,578,062
Cree, Inc.*^	29,420	808,167
eBay, Inc.*	65,560	2,175,937
Emerson Electric Co.	30,780	1,743,995
Genentech, Inc.*	6,820	457,417
Gilead Sciences, Inc.*	29,540	1,359,135
Hospira, Inc.*	3,500	149,240
InterMune, Inc.*^	9,300	123,969
International Game Technology	20,350	893,976
Intuit, Inc.*	49,040	1,550,154
Johnson & Johnson	5,270	351,509
Juniper Networks, Inc.*	73,060	2,425,592
Linear Technology Corp.^	17,630	561,163
Lockheed Martin Corp.	8,350	878,921
Maxim Integrated Products, Inc.	39,340	1,041,723
McDonald’s Corp.	19,900	1,172,309
Microsoft Corp.	72,080	2,566,048
Nektar Therapeutics*^	8,910	59,786
Northern Trust Corp.	20,750	1,589,035
Northrop Grumman Corp.	9,230	725,847
Pharmion Corp.*^	3,100	194,866
Praxair, Inc.	5,300	470,163
Raytheon Co.	15,380	933,566
Regeneron Pharmaceuticals, Inc.*^	6,200	149,730
Seattle Genetics, Inc.*^	14,200	161,880
Shuffle Master, Inc.*^	10,000	119,900
Sirius Satellite Radio, Inc.*^	333,820	1,011,475
Theravance, Inc.*^	14,810	288,795
Tiffany & Co.	27,720	1,275,952
Transocean, Inc.*	12,563	1,798,394
United Parcel Service, Inc., Class B	4,600	325,312
Wal-Mart Stores, Inc.	26,730	1,270,477
Walt Disney Co.	42,900	1,384,812
Xilinx, Inc.	28,490	623,076

Total United States		46,481,643

Total Common Stocks (96.2%)
(Cost $132,115,099)		132,905,264

INVESTMENT COMPANY:
Exchange Traded Fund (1.4%)
iShares MSCI Emerging Markets
Index Fund^ (Cost $1,569,660)	13,000	1,953,900

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investment of Cash Collateral for Securities Loaned (13.7%)
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	$18,983,055	18,983,055

Time Deposit (1.8%)
JPMorgan Chase Nassau
3.51%, 1/2/08	2,474,225	2,474,225

Total Short-Term Investments (15.5%)
(Amortized Cost $21,457,280)		21,457,280

Total Investments (113.1%)
(Cost/Amortized Cost $155,142,039)		156,316,444
Other Assets Less Liabilities (-13.1%)		(18,152,990)

Net Assets (100.0%)		$138,163,454

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$121,490,418
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$17,846,329

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,494,726
Aggregate gross unrealized depreciation	(7,461,388)

Net unrealized appreciation	$1,033,338

Federal income tax cost of investments	$155,283,106

At December 31, 2007, the Portfolio had loaned securities with a total value of $19,459,685. This was secured by collateral of $18,983,055 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $1,416,033 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $175 which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2007, the Portfolio incurred approximately $2,428 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (8.4%)
Auto Components (0.4%)
American Axle & Manufacturing Holdings, Inc.	1,650	$30,723
Cooper Tire & Rubber Co.^	2,140	35,481
Goodyear Tire & Rubber Co.*	770	21,730
Johnson Controls, Inc.	410	14,776
Lear Corp.*^	1,520	42,043
Tenneco, Inc.*	1,280	33,370

		178,123

Automobiles (0.0%)
Thor Industries, Inc.^	440	16,725

Diversified Consumer Services (0.2%)
Apollo Group, Inc., Class A*	600	42,090
Capella Education Co.*^	440	28,802
Career Education Corp.*	240	6,034
Coinstar, Inc.*^	300	8,445
ITT Educational Services, Inc.*^	210	17,907
Weight Watchers International, Inc.^	40	1,807

		105,085

Hotels, Restaurants & Leisure (0.2%)
Bally Technologies, Inc.*^	1,050	52,206
Bob Evans Farms, Inc.^	630	16,966
Chipotle Mexican Grill, Inc., Class B*	36	4,430
IHOP Corp.^	810	29,630
Vail Resorts, Inc.*^	60	3,229
Wendy’s International, Inc.	240	6,201
WMS Industries, Inc.*	100	3,664
Yum! Brands, Inc.	120	4,592

		120,918

Household Durables (0.4%)
American Greetings Corp., Class A^	1,540	31,262
Black & Decker Corp.	250	17,412
Blyth, Inc.^	90	1,975
Ethan Allen Interiors, Inc.^	100	2,850
Lennar Corp., Class A^	1,000	17,890
NVR, Inc.*^	40	20,960
Pulte Homes, Inc.	1,670	17,602
Stanley Works	380	18,422
Tempur-Pedic International, Inc.^	1,430	37,137
Toll Brothers, Inc.*^	860	17,252
Tupperware Brands Corp.^	1,300	42,939

		225,701

Internet & Catalog Retail (0.6%)
Amazon.com, Inc.*	1,990	184,353
Blue Nile, Inc.*^	460	31,308
IAC/InterActiveCorp*	400	10,768
Netflix, Inc.*^	1,470	39,131
NutriSystem, Inc.*	920	24,822

		290,382

Leisure Equipment & Products (0.2%)
Callaway Golf Co.^	2,320	40,438
Polaris Industries, Inc.^	920	43,948

		84,386

Media (4.8%)
CBS Corp., Class B	1,340	36,515
Clear Channel Communications, Inc.	8,040	277,541
Comcast Corp., Class A*	11,700	213,642
EchoStar Communications Corp., Class A*	1,360	51,299
Entravision Communications Corp., Class A*	1,830	14,329
Getty Images, Inc.*	320	9,280
Global Sources Ltd.*^	1,017	28,700
Liberty Global, Inc., Class A*	1,140	44,677
Liberty Media Corp., Capital Series, Class A*	170	19,803
Marvel Entertainment, Inc.*^	140	3,739
News Corp., Class A	8,640	177,034
Scholastic Corp.*^	970	33,843
Sinclair Broadcast Group, Inc., Class A	1,410	11,576
Time Warner, Inc.	52,350	864,299
Viacom, Inc., Class B*	4,320	189,734
Walt Disney Co.	14,710	474,839
Warner Music Group Corp.^	3,690	22,361

		2,473,211

Multiline Retail (0.7%)
Big Lots, Inc.*^	2,420	38,696
Dollar Tree Stores, Inc.*	660	17,107
Family Dollar Stores, Inc.	930	17,884
Macy’s, Inc.	5,470	141,509
Sears Holdings Corp.*^	1,550	158,177

		373,373

Specialty Retail (0.7%)
Advance Auto Parts, Inc.	190	7,218
Aeropostale, Inc.*^	1,990	52,735
AutoNation, Inc.*	1,130	17,696
AutoZone, Inc.*	190	22,783
Barnes & Noble, Inc.	1,170	40,306
Best Buy Co., Inc.	230	12,109
Brown Shoe Co., Inc.	480	7,282
Buckle, Inc.	805	26,565
Dress Barn, Inc.*^	2,230	27,897
Gap, Inc.	120	2,554
Home Depot, Inc.	3,320	89,441
Men’s Wearhouse, Inc.	1,310	35,344
RadioShack Corp.	1,090	18,377
Sally Beauty Holdings, Inc.*^	310	2,806

		363,113

Textiles, Apparel & Luxury Goods (0.2%)
Fossil, Inc.*^	500	20,990
Liz Claiborne, Inc.	280	5,698
Polo Ralph Lauren Corp.	260	16,065
Warnaco Group, Inc.*^	1,100	38,280
Wolverine World Wide, Inc.^	1,440	35,309

		116,342

Total Consumer Discretionary		4,347,359

Consumer Staples (4.0%)
Beverages (0.9%)
Coca-Cola Co.	4,600	282,302
PepsiCo, Inc.	2,550	193,545

		475,847

Food & Staples Retailing (0.6%)
BJ’s Wholesale Club, Inc.*^	1,330	44,994
Casey’s General Stores, Inc.^	1,030	30,498
Costco Wholesale Corp.	900	62,784
Kroger Co.	1,420	37,928
Wal-Mart Stores, Inc.	2,320	110,270

		286,474

Food Products (0.1%)
Darling International, Inc.*	1,510	17,456
Flowers Foods, Inc.^	1,930	45,181

		62,637

Household Products (1.3%)
Procter & Gamble Co.	9,360	687,211

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Personal Products (0.2%)
American Oriental Bioengineering, Inc.*	1,940	$21,495
Herbalife Ltd.^	410	16,515
NBTY, Inc.*	1,370	37,538

		75,548

Tobacco (0.9%)
Altria Group, Inc.	5,060	382,435
Universal Corp.	740	37,903
Vector Group Ltd.^	1,250	25,075

		445,413

Total Consumer Staples		2,033,130

Energy (10.2%)
Energy Equipment & Services (1.5%)
Dresser-Rand Group, Inc.*	510	19,916
Global Industries Ltd.*	800	17,136
NATCO Group, Inc.*^	310	16,787
National Oilwell Varco, Inc.*	600	44,076
Oil States International, Inc.*^	1,170	39,920
Schlumberger Ltd.	5,270	518,410
Transocean, Inc.*	700	100,205
Willbros Group, Inc.*^	260	9,955

		766,405

Oil, Gas & Consumable Fuels (8.7%)
Alon USA Energy, Inc.	320	8,698
Alpha Natural Resources, Inc.*^	1,730	56,190
Bois d’Arc Energy, Inc.*	50	992
Chevron Corp.	9,690	904,368
ConocoPhillips.	7,390	652,537
Exxon Mobil Corp.	23,800	2,229,822
Foundation Coal Holdings, Inc.	1,060	55,650
Mariner Energy, Inc.*	190	4,347
Occidental Petroleum Corp.	3,390	260,996
Stone Energy Corp.*	890	41,750
Tesoro Corp.	580	27,666
TUSK Energy Corp.*	1,500	2,158
Valero Energy Corp.	3,510	245,805
W&T Offshore, Inc.^	360	10,786

		4,501,765

Total Energy		5,268,170

Financials (22.0%)
Capital Markets (5.3%)
Ameriprise Financial, Inc.	1,380	76,052
Charles Schwab Corp.	900	22,995
GAMCO Investors, Inc., Class A^	460	31,832
Goldman Sachs Group, Inc.	4,710	1,012,886
Janus Capital Group, Inc.	950	31,208
Lehman Brothers Holdings, Inc.	1,880	123,027
Merrill Lynch & Co., Inc.	9,080	487,414
Morgan Stanley	16,620	882,688
optionsXpress Holdings, Inc.^	1,210	40,922

		2,709,024

Commercial Banks (2.9%)
U.S. Bancorp.	7,220	229,163
Wachovia Corp.	21,584	820,839
Wells Fargo & Co.	15,190	458,586

		1,508,588

Consumer Finance (0.5%)
American Express Co.	3,830	199,237
Capital One Financial Corp.	390	18,431
Discover Financial Services	760	11,461
Student Loan Corp.	60	6,600

		235,729

Diversified Financial Services (7.6%)
Bank of America Corp.	33,190	1,369,419
CIT Group, Inc.	810	19,464
Citigroup, Inc.	41,740	1,228,826
JPMorgan Chase & Co.	30,350	1,324,778

		3,942,487

Insurance (4.9%)
Allstate Corp.	2,960	154,601
Ambac Financial Group, Inc.^	680	17,524
American International Group, Inc.	20,560	1,198,648
Amtrust Financial Services, Inc.	370	5,095
Aon Corp.	2,480	118,271
Assurant, Inc.^	560	37,464
Berkshire Hathaway, Inc., Class B*	40	189,440
Chubb Corp.	4,000	218,320
CNA Surety Corp.*	60	1,187
Delphi Financial Group, Inc., Class A^	470	16,582
FBL Financial Group, Inc., Class A^	260	8,978
First American Corp.^	550	18,766
Genworth Financial, Inc., Class A	2,660	67,697
Lincoln National Corp.	360	20,959
Loews Corp.	350	17,619
Max Capital Group Ltd.^	1,400	39,186
MBIA, Inc.^	900	16,767
MetLife, Inc.	1,330	81,954
Midland Co.	200	12,938
Montpelier Reinsurance Holdings Ltd.^	870	14,799
Navigators Group, Inc.*	350	22,750
Platinum Underwriters Holdings Ltd.	150	5,334
ProAssurance Corp.*^	250	13,730
Progressive Corp.	280	5,365
RLI Corp.^	260	14,765
Safeco Corp.	190	10,579
Torchmark Corp.	170	10,290
Travelers Cos., Inc.	3,700	199,060

		2,538,668

Thrifts & Mortgage Finance (0.8%)
Fannie Mae	7,270	290,655
Freddie Mac	820	27,937
Washington Mutual, Inc.^	6,220	84,654

		403,246

Total Financials		11,337,742

Health Care (10.1%)
Biotechnology (1.2%)
Alnylam Pharmaceuticals, Inc.*^	490	14,249
Amgen, Inc.*	4,540	210,838
Applera Corp.- Celera Group*^	430	6,824
Biogen Idec, Inc.*^	2,980	169,622
Cubist Pharmaceuticals, Inc.*	1,670	34,252
Genentech, Inc.*	1,650	110,665
OSI Pharmaceuticals, Inc.*^	1,020	49,480

		595,930

Health Care Equipment & Supplies (0.9%)
Analogic Corp.	450	30,474
Baxter International, Inc.	1,290	74,885
Intuitive Surgical, Inc.*^	90	29,205
Invacare Corp.^	50	1,260
Medtronic, Inc.	4,600	231,242
Meridian Bioscience, Inc.	1,150	34,592
STERIS Corp.^	1,480	42,683

		444,341

Health Care Providers & Services (3.8%)
Aetna, Inc.	4,170	240,734
AMERIGROUP Corp.*	1,270	46,291
AmerisourceBergen Corp.	540	24,230

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Apria Healthcare Group, Inc.*	1,580	$34,081
Centene Corp.*^	1,450	39,788
Chemed Corp.^	660	36,881
Coventry Health Care, Inc.*	430	25,478
Emergency Medical Services Corp., Class A*	490	14,347
Express Scripts, Inc.*	2,630	191,990
Health Net, Inc.*	430	20,769
Healthspring, Inc.*	1,760	33,528
Humana, Inc.*	510	38,408
Lincare Holdings, Inc.*^	520	18,283
McKesson Corp.	2,080	136,261
Medco Health Solutions, Inc.*	2,270	230,178
Molina Healthcare, Inc.*^	840	32,508
Omnicare, Inc.	740	16,879
UnitedHealth Group, Inc.	4,600	267,720
Universal American Corp.*^	460	11,771
WellCare Health Plans, Inc.*	950	40,290
WellPoint, Inc.*	5,410	474,619

		1,975,034

Health Care Technology (0.0%)
Omnicell, Inc.*^	580	15,619
Phase Forward, Inc.*^	340	7,395

		23,014

Life Sciences Tools & Services (0.3%)
Applera Corp.- Applied Biosystems Group	600	20,352
Dionex Corp.*^	490	40,602
Invitrogen Corp.*^	330	30,825
PAREXEL International Corp.*^	470	22,701
Varian, Inc.*	670	43,751

		158,231

Pharmaceuticals (3.9%)
Abbott Laboratories	400	22,460
Endo Pharmaceuticals Holdings, Inc.*	690	18,402
Forest Laboratories, Inc.*	1,570	57,226
Johnson & Johnson	12,900	860,430
King Pharmaceuticals, Inc.*	1,820	18,637
Medicis Pharmaceutical Corp., Class A^	1,430	37,137
Merck & Co., Inc.	3,510	203,966
MGI Pharma, Inc.*^	1,520	61,606
Pfizer, Inc.	16,720	380,046
Sepracor, Inc.*	680	17,850
Valeant Pharmaceuticals International*^	2,870	34,354
Wyeth	5,490	242,603
XenoPort, Inc.*^	640	35,763

		1,990,480

Total Health Care		5,187,030

Industrials (10.1%)
Aerospace & Defense (2.7%)
Boeing Co.	3,300	288,618
Ceradyne, Inc.*^	750	35,197
Cubic Corp.^	830	32,536
DRS Technologies, Inc.^	830	45,044
DynCorp International, Inc., Class A*	1,350	36,288
Heico Corp.^	310	16,889
Honeywell International, Inc.	1,930	118,830
L-3 Communications Holdings, Inc.	1,340	141,960
Lockheed Martin Corp.	700	73,682
Northrop Grumman Corp.	1,450	114,028
Raytheon Co.	3,610	219,127
Teledyne Technologies, Inc.*	30	1,600
United Technologies Corp.	3,780	289,321

		1,413,120

Air Freight & Logistics (0.1%)
Atlas Air Worldwide Holdings, Inc.*^	490	26,568

Airlines (0.3%)
AMR Corp.*^	1,210	16,976
Continental Airlines, Inc., Class B*	740	16,465
Copa Holdings S.A., Class A^	780	29,305
Northwest Airlines Corp.*^	620	8,996
Republic Airways Holdings, Inc.*^	380	7,444
SkyWest, Inc.^	1,000	26,850
U.S. Airways Group, Inc.*^	2,250	33,098
UAL Corp.*^	490	17,473

		156,607

Building Products (0.1%)
Goodman Global, Inc.*	1,010	24,785
Lennox International, Inc.	680	28,166
USG Corp.*^	420	15,032

		67,983

Commercial Services & Supplies (0.9%)
Administaff, Inc.^	990	27,997
Advisory Board Co.*^	470	30,169
ChoicePoint, Inc.*^	480	17,482
Corporate Executive Board Co.^	240	14,424
Deluxe Corp.^	1,250	41,112
Herman Miller, Inc.	1,420	45,994
HNI Corp.^	1,080	37,865
IKON Office Solutions, Inc.	161	2,096
Interface, Inc., Class A^	1,880	30,681
Knoll, Inc.^	1,900	31,217
Korn/Ferry International*	780	14,680
Layne Christensen Co.*^	630	31,002
Resources Connection, Inc.^	1,630	29,601
Rollins, Inc.^	1,185	22,752
Steelcase, Inc., Class A	1,770	28,090
TeleTech Holdings, Inc.*	560	11,911
TrueBlue, Inc.*	260	3,765
United Stationers, Inc.*^	470	21,719
Waste Connections, Inc.*^	900	27,810

		470,367

Construction & Engineering (0.1%)
Fluor Corp.	100	14,572
Perini Corp.*	860	35,621
Shaw Group, Inc.*	310	18,737

		68,930

Electrical Equipment (0.5%)
A.O. Smith Corp.^	600	21,030
Acuity Brands, Inc.^	1,050	47,250
Belden, Inc.	130	5,785
Genlyte Group, Inc.*^	463	44,078
GrafTech International Ltd.*^	2,480	44,020
Rockwell Automation, Inc.	380	26,205
Thomas & Betts Corp.*^	460	22,558
Woodward Governor Co.^	270	18,346

		229,272

Industrial Conglomerates (4.3%)
3M Co.	2,940	247,901
General Electric Co.	47,910	1,776,024
Teleflex, Inc.	110	6,931
Tyco International Ltd.	3,960	157,014
Walter Industries, Inc.	240	8,623

		2,196,493

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Machinery (0.9%)
Actuant Corp., Class A	290	$9,863
Astec Industries, Inc.*^	480	17,851
Deere & Co.	890	82,877
Eaton Corp.	290	28,115
EnPro Industries, Inc.*	290	8,889
Gardner Denver, Inc.*	1,210	39,930
Ingersoll-Rand Co., Ltd., Class A	860	39,964
Mueller Industries, Inc.^	1,060	30,729
Parker Hannifin Corp.	1,370	103,175
Robbins & Myers, Inc.^	570	43,109
SPX Corp.	230	23,655
Tennant Co.^	310	13,730
Toro Co.^	790	43,008

		484,895

Marine (0.1%)
Excel Maritime Carriers Ltd.^	600	24,114
TBS International Ltd., Class A*	710	23,473

		47,587

Trading Companies & Distributors (0.1%)
Applied Industrial Technologies, Inc.^	570	16,542
United Rentals, Inc.*	2,070	38,005

		54,547

Total Industrials		5,216,369

Information Technology (28.0%)
Communications Equipment (5.0%)
ADC Telecommunications, Inc.*^	2,550	39,653
ADTRAN, Inc.^	1,720	36,774
Avocent Corp.*^	720	16,783
Blue Coat Systems, Inc.*^	1,010	33,199
Cisco Systems, Inc.*	33,090	895,746
CommScope, Inc.*^	430	21,160
Comtech Telecommunications Corp.*^	700	37,807
Dycom Industries, Inc.*^	1,340	35,711
Foundry Networks, Inc.*	1,030	18,046
InterDigital, Inc.*^	1,260	29,396
Juniper Networks, Inc.*	6,510	216,132
MasTec, Inc.*	220	2,237
Motorola, Inc.	13,110	210,284
NETGEAR, Inc.*^	920	32,816
Plantronics, Inc.^	1,360	35,360
QUALCOMM, Inc.	22,730	894,425
Tellabs, Inc.*	1,890	12,361
ViaSat, Inc.*^	940	32,364

		2,600,254

Computers & Peripherals (8.0%)
Apple, Inc.*	3,850	762,608
Brocade Communications Systems, Inc.*	2,510	18,423
Dell, Inc.*	22,030	539,955
Electronics for Imaging, Inc.*^	820	18,434
EMC Corp.*	12,760	236,443
Emulex Corp.*	2,170	35,414
Hewlett-Packard Co.	25,030	1,263,515
International Business Machines Corp.	8,850	956,685
Lexmark International, Inc., Class A*	540	18,824
NCR Corp.*	790	19,829
Network Appliance, Inc.*	950	23,712
QLogic Corp.*	3,350	47,570
Seagate Technology	3,510	89,505
Sun Microsystems, Inc.*	2,200	39,886
Synaptics, Inc.*^	800	32,928
Teradata Corp.*	360	9,868

		4,113,599

Electronic Equipment & Instruments (0.8%)
Agilent Technologies, Inc.*	6,420	235,871
Arrow Electronics, Inc.*	540	21,211
Avnet, Inc.*	580	20,283
Checkpoint Systems, Inc.*^	1,480	38,450
Dolby Laboratories, Inc., Class A*	170	8,452
National Instruments Corp.^	540	17,998
Rofin-Sinar Technologies, Inc.*	940	45,224
Sanmina-SCI Corp.*	1,350	2,457
Technitrol, Inc.^	510	14,576

		404,522

Internet Software & Services (2.1%)
CNET Networks, Inc.*	1,360	12,430
Digital River, Inc.*^	1,080	35,716
eBay, Inc.*	5,670	188,187
Google, Inc., Class A*	1,020	705,310
j2 Global Communications, Inc.*^	1,550	32,814
Open Text Corp.*^	840	26,418
United Online, Inc.^	2,620	30,968
ValueClick, Inc.*	240	5,256
VeriSign, Inc.*^	720	27,079

		1,064,178

IT Services (1.7%)
Accenture Ltd., Class A	5,920	213,298
Alliance Data Systems Corp.*^	270	20,247
Automatic Data Processing, Inc.	4,650	207,064
Broadridge Financial Solutions, Inc.	1,330	29,832
CACI International, Inc., Class A*^	790	35,368
Computer Sciences Corp.*	570	28,198
DST Systems, Inc.*^	260	21,463
Electronic Data Systems Corp.	2,950	61,153
Gartner, Inc.*^	1,810	31,784
Heartland Payment Systems, Inc.^	1,160	31,088
Hewitt Associates, Inc., Class A*	540	20,677
ManTech International Corp., Class A*^	610	26,730
MAXIMUS, Inc.^	830	32,046
MPS Group, Inc.*^	1,410	15,425
NeuStar, Inc., Class A*^	430	12,332
SAIC, Inc.*	530	10,664
Sapient Corp.*^	1,250	11,013
SRA International, Inc., Class A*^	260	7,657
Syntel, Inc.^	390	15,023
Unisys Corp.*	7,950	37,604
Western Union Co.	590	14,325

		882,991

Office Electronics (0.2%)
Xerox Corp.	5,840	94,550
Zebra Technologies Corp., Class A*	490	17,003

		111,553

Semiconductors & Semiconductor Equipment (4.3%)
Amkor Technology, Inc.*	3,750	31,988
Analog Devices, Inc.	1,290	40,893
Applied Materials, Inc.	11,700	207,792
Atmel Corp.*^	1,480	6,394
ATMI, Inc.*^	1,130	36,443
Brooks Automation, Inc.*^	1,340	17,701
Cabot Microelectronics Corp.*^	860	30,883
Cymer, Inc.*^	950	36,983
Entegris, Inc.*	3,770	32,535
FEI Co.*^	1,330	33,024
Integrated Device Technology, Inc.*	3,900	44,109
Intel Corp.	26,290	700,891
Intersil Corp., Class A	720	17,626
Lam Research Corp.*^	450	19,454

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Linear Technology Corp.^	710	$22,599
MEMC Electronic Materials, Inc.*	140	12,389
MKS Instruments, Inc.*^	1,800	34,452
National Semiconductor Corp.	1,110	25,130
Novellus Systems, Inc.*	730	20,126
NVIDIA Corp.*	4,970	169,079
ON Semiconductor Corp.*^	2,090	18,559
PMC-Sierra, Inc.*^	5,540	36,232
Rambus, Inc.*^	2,110	44,183
RF Micro Devices, Inc.*^	6,750	38,542
Semtech Corp.*^	2,090	32,437
Sigma Designs, Inc.*^	680	37,536
Skyworks Solutions, Inc.*^	4,440	37,740
Standard Microsystems Corp.*^	420	16,409
Tessera Technologies, Inc.*^	420	17,472
Texas Instruments, Inc.	8,260	275,884
TriQuint Semiconductor, Inc.*	190	1,260
Varian Semiconductor Equipment Associates, Inc.*	480	17,760
Verigy Ltd.*	1,160	31,517
Xilinx, Inc.	1,150	25,151
Zoran Corp.*	1,740	39,167

		2,210,340

Software (5.9%)
Activision, Inc.*	1,020	30,294
Adobe Systems, Inc.*	2,330	99,561
Advent Software, Inc.*^	680	36,788
ANSYS, Inc.*^	500	20,730
Aspen Technology, Inc.*^	2,490	40,388
Autodesk, Inc.*	560	27,866
BEA Systems, Inc.*	1,170	18,463
Blackbaud, Inc.	1,120	31,405
Blackboard, Inc.*^	860	34,615
BMC Software, Inc.*	740	26,374
CA, Inc.	2,000	49,900
Cadence Design Systems, Inc.*	1,220	20,752
Check Point Software Technologies Ltd.*	720	15,811
Citrix Systems, Inc.*	580	22,046
Cognos, Inc.*	330	18,998
Compuware Corp.*	2,350	20,868
Concur Technologies, Inc.*^	1,150	41,641
Fair Isaac Corp.^	1,210	38,901
Informatica Corp.*^	2,310	41,626
Intuit, Inc.*	840	26,552
Jack Henry & Associates, Inc.^	1,120	27,261
Lawson Software, Inc.*^	3,650	37,376
McAfee, Inc.*	580	21,750
Micros Systems, Inc.*	270	18,943
Microsoft Corp.	43,980	1,565,688
MicroStrategy, Inc., Class A*^	400	38,040
Net 1 UEPS Technologies, Inc.*	1,060	31,121
Novell, Inc.*	2,610	17,931
Oracle Corp.*	16,710	377,312
Progress Software Corp.*	810	27,281
Red Hat, Inc.*^	970	20,215
Salesforce.com, Inc.*	360	22,568
Sybase, Inc.*	330	8,610
Symantec Corp.*	8,230	132,832
Synchronoss Technologies, Inc.*^	320	11,341
Synopsys, Inc.*	980	25,411
Ultimate Software Group, Inc.*^	30	944
Wind River Systems, Inc.*^	2,930	26,165

		3,074,368

Total Information Technology		14,461,805

Materials (3.1%)
Chemicals (1.4%)
Arch Chemicals, Inc.^	820	30,135
Cabot Corp.^	590	19,671
Celanese Corp., Class A	750	31,740
Dow Chemical Co.	1,890	74,504
Eastman Chemical Co.	320	19,549
H.B. Fuller Co.	1,450	32,553
Monsanto Co.	2,180	243,484
Mosaic Co.*	1,170	110,378
OM Group, Inc.*^	760	43,730
Scotts Miracle-Gro Co., Class A	430	16,091
Sensient Technologies Corp.	730	20,644
Terra Industries, Inc.*	520	24,835
W.R. Grace & Co.*^	1,580	41,364
Zep, Inc.^	200	2,774

		711,452

Containers & Packaging (0.1%)
Owens-Illinois, Inc.*	530	26,235
Packaging Corp. of America^	660	18,612
Rock-Tenn Co., Class A^	1,240	31,509

		76,356

Metals & Mining (1.5%)
AK Steel Holding Corp.*	450	20,808
Brush Engineered Materials, Inc.*^	570	21,101
Carpenter Technology Corp.	310	23,303
Century Aluminum Co.*^	740	39,916
Commercial Metals Co.	620	18,259
Compass Minerals International, Inc.^	640	26,240
Freeport-McMoRan Copper & Gold, Inc.	830	85,025
Hecla Mining Co.*^	4,110	38,429
Metal Management, Inc.^	200	9,106
Nucor Corp.	2,770	164,039
Quanex Corp.^	980	50,862
Reliance Steel & Aluminum Co.	360	19,512
Schnitzer Steel Industries, Inc., Class A^	560	38,713
Southern Copper Corp.^	1,070	112,489
Steel Dynamics, Inc.^	390	23,232
United States Steel Corp.	430	51,991
Worthington Industries, Inc.^	1,750	31,290

		774,315

Paper & Forest Products (0.1%)
International Paper Co.	1,130	36,589

Total Materials		1,598,712

Telecommunication Services (3.2%)
Diversified Telecommunication Services (2.9%)
AT&T, Inc.	21,834	907,421
Cbeyond, Inc.*^	820	31,972
CenturyTel, Inc.	580	24,047
Cincinnati Bell, Inc.*^	7,470	35,483
Cogent Communications Group, Inc.*^	1,520	36,039
Embarq Corp.	440	21,793
NTELOS Holdings Corp.^	1,180	35,034
Premiere Global Services, Inc.*^	1,260	18,711
Qwest Communications International, Inc.*	26,610	186,536
Verizon Communications, Inc.	4,860	212,333

		1,509,369

Wireless Telecommunication Services (0.3%)
American Tower Corp., Class A*	330	14,058
Centennial Communications Corp.*^	3,090	28,706

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Number of Shares	Value (Note 1)
Sprint Nextel Corp.	3,860	$50,682
Syniverse Holdings, Inc.*	1,890	29,446
Telephone & Data Systems, Inc.	360	22,536

		145,428

Total Telecommunication Services		1,654,797

Utilities (0.2%)
Electric Utilities (0.1%)
Duke Energy Corp.	920	18,556
Reliant Energy, Inc.*	850	22,304

		40,860

Gas Utilities (0.1%)
Northwest Natural Gas Co.^	800	38,928
WGL Holdings, Inc.^	740	24,243

		63,171

Independent Power Producers & Energy Traders (0.0%)
Canadian Hydro Developers, Inc.*	700	4,539

Total Utilities		108,570

Total Common Stocks (99.3%)
(Cost $52,310,107)		51,213,684

	Principal Amount

SHORT-TERM INVESTMENTS:
Short-Term Investment of Cash Collateral for Securities Loaned (9.5%)
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	$4,920,550	4,920,550

Time Deposit (1.8%)
JPMorgan Chase Nassau
3.51%, 1/2/08	925,369	925,369

Total Short-Term Investments (11.3%)
(Amortized Cost $5,845,919)		5,845,919

Total Investments (110.6%)
(Cost/Amortized Cost $58,156,026)		57,059,603
Other Assets Less Liabilities (-10.6%)		(5,473,020)

Net Assets (100%)		$51,586,583

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$95,013,512
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$62,608,719

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,690,578
Aggregate gross unrealized depreciation	(4,079,084)

Net unrealized depreciation	$(1,388,506)

Federal income tax cost of investments	$58,448,109

At December 31, 2007, the Portfolio had loaned securities with a total value of $4,834,791. This was secured by collateral of $4,920,550 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $86,415 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $662, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2007, the Portfolio incurred approximately $1,205 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (15.1%)
Auto Components (1.5%)
Aftermarket Technology Corp.*	2,460	$67,060
American Axle & Manufacturing Holdings, Inc.	8,370	155,849
Amerigon, Inc.*^	2,480	52,427
Cooper Tire & Rubber Co.	10,870	180,225
Drew Industries, Inc.*^	3,780	103,572
Fuel Systems Solutions, Inc.*^	200	2,858
Goodyear Tire & Rubber Co.*	5,890	166,216
Hayes Lemmerz International, Inc.*	2,720	12,430
Lear Corp.*	5,410	149,641
Sauer-Danfoss, Inc.^	990	24,799
Shiloh Industries, Inc.*	200	1,970
Tenneco, Inc.*	8,340	217,424
TRW Automotive Holdings Corp.*	1,450	30,305

		1,164,776

Automobiles (0.2%)
Fleetwood Enterprises, Inc.*^	5,270	31,514
Monaco Coach Corp.^	2,320	20,602
Thor Industries, Inc.^	2,570	97,686
Winnebago Industries, Inc.	300	6,306

		156,108

Distributors (0.0%)
Core-Mark Holding Co., Inc.*^	550	15,796

Diversified Consumer Services (1.4%)
Apollo Group, Inc., Class A*	2,880	202,032
Capella Education Co.*^	1,500	98,190
Career Education Corp.*^	980	24,637
Coinstar, Inc.*	4,370	123,016
DeVry, Inc.^	2,920	151,723
ITT Educational Services, Inc.*	1,760	150,075
K12, Inc.*	630	16,304
Matthews International Corp., Class A^	280	13,124
Noah Education Holdings Ltd. (ADR)*	2,080	16,765
Pre-Paid Legal Services, Inc.*	1,200	66,420
Regis Corp.	1,370	38,305
Sotheby’s, Inc.^	800	30,480
Steiner Leisure Ltd.*^	1,400	61,824
Stewart Enterprises, Inc., Class A^	1,720	15,308
Strayer Education, Inc.	620	105,760
Weight Watchers International, Inc.^	740	33,433

		1,147,396

Hotels, Restaurants & Leisure (1.0%)
AFC Enterprises, Inc.*^	820	9,282
Ambassadors Group, Inc.	830	15,197
Bally Technologies, Inc.*^	1,280	63,642
Bob Evans Farms, Inc.^	6,200	166,966
Buffalo Wild Wings, Inc.*^	1,880	43,654
CBRL Group, Inc.^	1,291	41,816
CEC Entertainment, Inc.*	1,090	28,296
Chipotle Mexican Grill, Inc., Class A*^	360	52,945
Denny’s Corp.*^	11,100	41,625
Domino’s Pizza, Inc.	3,460	45,776
IHOP Corp.^	2,480	90,718
Luby’s, Inc.*	200	2,032
Monarch Casino & Resort, Inc.*^	1,850	44,548
Premier Exhibitions, Inc.*^	3,710	40,587
Vail Resorts, Inc.*	350	18,834
Wendy’s International, Inc.	1,410	36,434
WMS Industries, Inc.*^	940	34,442
Wyndham Worldwide Corp.	2,560	60,314

		837,108

Household Durables (2.6%)
American Greetings Corp., Class A^	9,890	200,767
Black & Decker Corp.	2,460	171,339
Blyth, Inc.^	5,080	111,455
Centex Corp.	260	6,568
Champion Enterprises, Inc.*^	5,670	53,411
CSS Industries, Inc.^	1,280	46,976
Ethan Allen Interiors, Inc.^	1,220	34,770
Helen of Troy Ltd.*	1,450	24,853
Hooker Furniture Corp.^	970	19,497
KB Home^	5,200	112,320
Lennar Corp., Class A^	8,290	148,308
Mohawk Industries, Inc.*^	1,350	100,440
NVR, Inc.*^	290	151,960
Russ Berrie & Co., Inc.*	40	654
Stanley Works	3,500	169,680
Tempur-Pedic International, Inc.^	7,910	205,423
Toll Brothers, Inc.*^	7,580	152,055
Tupperware Brands Corp.	8,780	290,003
Universal Electronics, Inc.*^	1,740	58,186
Whirlpool Corp.	450	36,734

		2,095,399

Internet & Catalog Retail (1.2%)
1-800-FLOWERS.COM, Inc., Class A*	4,180	36,492
Audible, Inc.*^	1,610	14,361
Blue Nile, Inc.*^	2,180	148,371
Expedia, Inc.*	5,390	170,432
Gaiam, Inc., Class A*^	2,520	74,794
IAC/InterActiveCorp*	1,260	33,919
Netflix, Inc.*^	7,250	192,995
NutriSystem, Inc.*	730	19,695
Overstock.com, Inc.*^	2,710	42,086
PetMed Express, Inc.*^	3,000	36,300
Priceline.com, Inc.*^	1,170	134,386
Shutterfly, Inc.*^	960	24,595
Stamps.com, Inc.*^	640	7,795
Systemax, Inc.	2,470	50,191
ValueVision Media, Inc., Class A*	880	5,535

		991,947

Leisure Equipment & Products (0.8%)
Arctic Cat, Inc.^	190	2,269
Brunswick Corp.^	6,240	106,392
Callaway Golf Co.	10,680	186,152
Eastman Kodak Co.^	330	7,217
JAKKS Pacific, Inc.*^	2,570	60,678
Polaris Industries, Inc.^	4,630	221,175
RC2 Corp.*^	1,440	40,421
Sturm Ruger & Co., Inc.*^	2,250	18,630

		642,934

Media (1.3%)
Charter Communications, Inc., Class A*	55,100	64,467
Cox Radio, Inc., Class A*^	4,120	50,058
Cumulus Media, Inc., Class A*	1,700	13,668
DG FastChannel, Inc.*^	500	12,820
Entravision Communications Corp., Class A*	15,090	118,155
Getty Images, Inc.*	3,010	87,290
Global Sources Ltd.*^	4,312	121,685
Gray Television, Inc.^	210	1,684
Harte-Hanks, Inc.	400	6,920
Idearc, Inc.^	2,120	37,227
Journal Communications, Inc., Class A^	730	6,526

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Lin TV Corp., Class A*	4,140	$50,384
Marvel Entertainment, Inc.*^	6,090	162,664
Mediacom Communications Corp., Class A*^	1,640	7,527
Scholastic Corp.*^	4,890	170,612
Sinclair Broadcast Group, Inc., Class A	12,030	98,766
Warner Music Group Corp.^	8,230	49,874

		1,060,327

Multiline Retail (0.6%)
Big Lots, Inc.*^	10,870	173,811
Dollar Tree Stores, Inc.*	5,950	154,224
Family Dollar Stores, Inc.	8,300	159,609

		487,644

Specialty Retail (3.2%)
A.C. Moore Arts & Crafts, Inc.*	2,550	35,063
Abercrombie & Fitch Co.	1,750	139,947
Advance Auto Parts, Inc.	1,200	45,588
Aeropostale, Inc.*^	10,530	279,045
AnnTaylor Stores Corp.*	2,410	61,600
AutoNation, Inc.*	7,350	115,101
AutoZone, Inc.*	1,430	171,471
Barnes & Noble, Inc.	4,180	144,001
Big 5 Sporting Goods Corp.^	1,100	15,862
Blockbuster, Inc., Class A*^	31,170	121,563
Books-A-Million, Inc.^	1,120	13,350
Brown Shoe Co., Inc.	6,980	105,887
Buckle, Inc.^	5,500	181,500
Build-A-Bear Workshop, Inc.*	200	2,790
Cato Corp., Class A^	1,810	28,345
Chico’s FAS, Inc.*	4,170	37,655
Christopher & Banks Corp.^	2,540	29,083
Conn’s, Inc.*^	1,950	33,365
Dress Barn, Inc.*^	9,770	122,223
Hibbett Sports, Inc.*^	2,790	55,744
HOT Topic, Inc.*^	3,960	23,047
Jo-Ann Stores, Inc.*	1,340	17,527
Jos. A. Bank Clothiers, Inc.*^	1,840	52,348
Men’s Wearhouse, Inc.	6,810	183,734
Midas, Inc.*^	430	6,304
Monro Muffler, Inc.	290	5,652
Office Depot, Inc.*	3,820	53,136
Pacific Sunwear of California, Inc.*	940	13,263
Pep Boys - Manny, Moe & Jack^	2,060	23,649
Pier 1 Imports, Inc.*^	5,690	29,759
RadioShack Corp.^	8,940	150,728
Rent-A-Center, Inc.*^	3,340	48,497
Sally Beauty Holdings, Inc.*^	11,590	104,889
Select Comfort Corp.*	3,860	27,059
Sherwin-Williams Co.^	880	51,075
Sonic Automotive, Inc., Class A^	840	16,262
Stage Stores, Inc.^	900	13,320
Talbots, Inc.^	660	7,801
Ulta Salon Cosmetics & Fragrance, Inc.	210	3,602
West Marine, Inc.*^	130	1,167

		2,572,002

Textiles, Apparel & Luxury Goods (1.3%)
Cherokee, Inc.^	470	15,167
Deckers Outdoor Corp.*^	1,110	172,117
Fossil, Inc.*^	4,840	203,183
Kellwood Co.^	1,500	24,960
Maidenform Brands, Inc.*	140	1,894
Movado Group, Inc.	2,370	59,937
Perry Ellis International, Inc.*^	1,240	19,071
Polo Ralph Lauren Corp.	1,980	122,344
Steven Madden Ltd.^	2,060	41,200
Warnaco Group, Inc.*^	5,680	197,664
Wolverine World Wide, Inc.	7,800	191,256

		1,048,793

Total Consumer Discretionary		12,220,230

Consumer Staples (2.7%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	710	26,732
Hansen Natural Corp.*^	790	34,989

		61,721

Food & Staples Retailing (0.7%)
Arden Group, Inc., Class A^	100	15,469
BJ’s Wholesale Club, Inc.*	6,630	224,293
Casey’s General Stores, Inc.^	4,840	143,312
China Nepstar Chain Drugstore Ltd. (ADR)*^	700	12,306
Ingles Markets, Inc., Class A	1,950	49,510
Nash Finch Co.^	1,470	51,862
Performance Food Group Co.*	3,110	83,566
Pricesmart, Inc.^	860	25,852
SUPERVALU, Inc.	250	9,380

		615,550

Food Products (0.7%)
Agria Corp. (ADR)*	1,400	14,546
Cal-Maine Foods, Inc.^	2,170	57,570
Chiquita Brands International, Inc.*	2,500	45,975
Darling International, Inc.*	7,840	90,630
Flowers Foods, Inc.^	10,000	234,100
Fresh Del Monte Produce, Inc.*	120	4,030
Green Mountain Coffee Roasters, Inc.*	2,080	84,656
Imperial Sugar Co.^	1,820	34,161
Reddy Ice Holdings, Inc.	900	22,779

		588,447

Household Products (0.2%)
Energizer Holdings, Inc.*	670	75,127
WD-40 Co.	1,730	65,688

		140,815

Personal Products (0.5%)
American Oriental Bioengineering, Inc.*^	10,890	120,661
Elizabeth Arden, Inc.*	2,070	42,125
Estee Lauder Cos., Inc., Class A	500	21,805
Herbalife Ltd.	1,690	68,073
NBTY, Inc.*	5,400	147,960
Nu Skin Enterprises, Inc., Class A	860	14,130

		414,754

Tobacco (0.5%)
Alliance One International, Inc.*	2,960	12,047
Universal Corp.	3,790	194,124
UST, Inc.^	1,770	96,996
Vector Group Ltd.^	4,623	92,737

		395,904

Total Consumer Staples		2,217,191

Energy (4.0%)
Energy Equipment & Services (2.0%)
Atwood Oceanics, Inc.*^	180	18,043
Dawson Geophysical Co.*^	670	47,878
Dresser-Rand Group, Inc.*	3,750	146,437
Dril-Quip, Inc.*	730	40,632
ENGlobal Corp.*^	900	10,224
Exterran Holdings, Inc.*	700	57,260
Global Industries Ltd.*	6,220	133,232
Grey Wolf, Inc.*	19,080	101,696
Gulf Island Fabrication, Inc.	1,150	36,467
GulfMark Offshore, Inc.*^	3,330	155,811
Matrix Service Co.*	1,870	40,803

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
NATCO Group, Inc.*^	3,200	$173,280
Newpark Resources, Inc.*^	4,550	24,798
Oil States International, Inc.*^	5,710	194,825
Patterson-UTI Energy, Inc.	390	7,613
SEACOR Holdings, Inc.*^	1,570	145,602
T-3 Energy Services, Inc.*^	1,040	48,890
Technicoil Corp.*	3,300	1,505
Tidewater, Inc.^	860	47,180
Trican Well Service Ltd.	400	7,794
Trico Marine Services, Inc.*	130	4,813
Willbros Group, Inc.*	4,270	163,498

		1,608,281

Oil, Gas & Consumable Fuels (2.0%)
Alberta Clipper Energy, Inc.*	100	196
Alpha Natural Resources, Inc.*^	9,140	296,867
Berry Petroleum Co., Class A	1,410	62,674
Bois d’Arc Energy, Inc.*	340	6,749
Celtic Exploration Ltd.*	100	1,135
Foundation Coal Holdings, Inc.^	5,250	275,625
Galleon Energy, Inc., Class A*	500	7,852
Jura Energy Corp.*	6,900	2,587
Knightsbridge Tankers Ltd.	360	8,694
Mariner Energy, Inc.*^	4,620	105,706
Markwest Hydrocarbon, Inc.	200	12,530
Massey Energy Co.	7,870	281,352
Midnight Oil Exploration Ltd.*	1,400	1,532
Paramount Resources Ltd., Class A*	400	5,552
PetroHawk Energy Corp.*	800	13,848
Redstar Oil & Gas, Inc.*	700	426
Rosetta Resources, Inc.*^	2,710	53,739
Stone Energy Corp.*	4,050	189,985
Tesoro Corp.	3,990	190,323
TriStar Oil and Gas Ltd.*	100	1,271
TUSK Energy Corp.*	2,516	3,620
USEC, Inc.*^	7,160	64,440
VAALCO Energy, Inc.*	650	3,023
W&T Offshore, Inc.^	670	20,073

		1,609,799

Total Energy		3,218,080

Financials (8.3%)
Capital Markets (1.1%)
Calamos Asset Management, Inc., Class A^	2,300	68,494
FCStone Group, Inc.*	610	28,078
GAMCO Investors, Inc., Class A^	1,600	110,720
GFI Group, Inc.*^	780	74,662
Greenhill & Co., Inc.^	200	13,296
Janus Capital Group, Inc.^	5,520	181,332
Knight Capital Group, Inc., Class A*	1,250	18,000
optionsXpress Holdings, Inc.^	5,920	200,214
Pzena Investment Management, Inc.^	500	5,700
SWS Group, Inc.	2,780	35,223
TradeStation Group, Inc.*^	3,860	54,851
U.S. Global Investors, Inc., Class A^	2,270	37,818
W.P. Carey & Co. LLC	350	11,620
Waddell & Reed Financial, Inc.	1,180	42,586

		882,594

Commercial Banks (0.2%)
AMCORE Financial, Inc.^	320	7,264
BancFirst Corp.	70	3,000
Capital City Bank Group, Inc.^	30	847
Cascade Bancorp^	650	9,048
Chemical Financial Corp.^	70	1,665
City Holding Co.	890	30,118
Columbia Banking System, Inc.^	570	16,946
First Security Group, Inc./Tennessee	300	2,691
FNB Corp./Pennsylvania^	170	2,499
Independent Bank Corp./Massachusetts^	260	7,077
National City Corp.	1	17
NBT Bancorp, Inc.^	970	22,135
Park National Corp.	60	3,870
S&T Bancorp, Inc.^	60	1,658
Southwest Bancorp, Inc./Oklahoma	40	733
Sterling Bancorp/New York	130	1,773
Sterling Financial Corp./Pennsylvania^	10	164
SVB Financial Group*^	1,150	57,960
WesBanco, Inc.^	1,180	24,308

		193,773

Consumer Finance (0.3%)
Advance America Cash Advance Centers, Inc.	330	3,353
Advanta Corp., Class B^	7,000	56,490
AmeriCredit Corp.*^	5,160	65,997
Discover Financial Services	3,940	59,415
Student Loan Corp.	40	4,400
World Acceptance Corp.*^	1,630	43,977

		233,632

Diversified Financial Services (0.4%)
Asset Acceptance Capital Corp.^	2,740	28,523
Asta Funding, Inc.^	260	6,874
CIT Group, Inc.	5,230	125,677
Financial Federal Corp.^	1,100	24,519
MarketAxess Holdings, Inc.*^	2,660	34,128
NASDAQ Stock Market, Inc.*	210	10,393
Portfolio Recovery Associates, Inc.^	2,000	79,340

		309,454

Insurance (3.8%)
Alfa Corp.	460	9,968
Alleghany Corp.*	10	4,020
Ambac Financial Group, Inc.^	3,740	96,380
American Equity Investment Life Holding Co.^	40	332
American Physicians Capital, Inc.	1,350	55,971
Amerisafe, Inc.*	2,570	39,861
Amtrust Financial Services, Inc.	3,450	47,506
Argo Group International Holdings Ltd.*	1,696	71,452
Aspen Insurance Holdings Ltd.	120	3,461
Assurant, Inc.^	2,980	199,362
Assured Guaranty Ltd.^	1,690	44,853
CNA Surety Corp.*^	2,380	47,100
CNinsure, Inc. (ADR)*	570	8,977
Commerce Group, Inc.	1,890	68,002
Darwin Professional Underwriters, Inc.*^	390	9,426
Delphi Financial Group, Inc., Class A	4,900	172,872
Donegal Group, Inc., Class A^	140	2,404
EMC Insurance Group, Inc.	230	5,444
FBL Financial Group, Inc., Class A	2,390	82,527
Fidelity National Financial, Inc., Class A	3,750	54,787
First American Corp.	4,090	139,551
FPIC Insurance Group, Inc.*^	660	28,367
Genworth Financial, Inc., Class A	1,580	40,211
Hallmark Financial Services*^	150	2,379
Harleysville Group, Inc.	860	30,427
HCC Insurance Holdings, Inc.	1,990	57,073

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Hilb, Rogal & Hobbs Co.^	730	$29,616
Horace Mann Educators Corp.	2,620	49,623
Infinity Property & Casualty Corp.	2,070	74,789
IPC Holdings Ltd.^	1,710	49,368
LandAmerica Financial Group, Inc.^	450	15,052
Max Capital Group Ltd.^	6,320	176,897
MBIA, Inc.^	4,520	84,208
Meadowbrook Insurance Group, Inc.*^	550	5,175
Midland Co.	760	49,164
Montpelier Reinsurance Holdings Ltd.^	2,130	36,231
National Interstate Corp.^	540	17,874
National Western Life Insurance Co., Class A^	60	12,442
Navigators Group, Inc.*^	1,010	65,650
Phoenix Cos., Inc.	8,090	96,028
Platinum Underwriters Holdings Ltd.	2,820	100,279
Presidential Life Corp.^	60	1,051
ProAssurance Corp.*^	1,580	86,774
ProCentury Corp.	1,000	15,350
RAM Holdings Ltd.*	800	3,952
RLI Corp.^	3,220	182,864
Safeco Corp.	2,450	136,416
Safety Insurance Group, Inc.	30	1,099
SeaBright Insurance Holdings, Inc.*	2,160	32,573
Selective Insurance Group, Inc.	2,220	51,038
StanCorp Financial Group, Inc.	870	43,831
State Auto Financial Corp.	480	12,624
Torchmark Corp.	1,910	115,612
Transatlantic Holdings, Inc.	300	21,801
United America Indemnity Ltd., Class A*^	3,970	79,082
United Fire & Casualty Co.^	1,310	38,108
Universal Insurance Holdings, Inc.	160	1,186
W.R. Berkley Corp.	1,470	43,821
Zenith National Insurance Corp.	670	29,969

		3,082,260

Real Estate Investment Trusts (REITs) (2.1%)
Acadia Realty Trust (REIT)	100	2,561
Agree Realty Corp. (REIT)^	500	15,050
Alexandria Real Estate Equities, Inc. (REIT)^	500	50,835
Arbor Realty Trust, Inc. (REIT)^	500	8,055
Ashford Hospitality Trust, Inc. (REIT)^	3,000	21,570
Associated Estates Realty Corp. (REIT)^	300	2,832
BioMed Realty Trust, Inc. (REIT)	100	2,317
Brandywine Realty Trust (REIT)	1,100	19,723
Capital Trust, Inc./New York, Class A (REIT)^	500	15,325
CBL & Associates Properties, Inc. (REIT)	1,300	31,083
Cedar Shopping Centers, Inc. (REIT)^	600	6,138
Colonial Properties Trust (REIT)	300	6,789
Corporate Office Properties Trust SBI/Maryland (REIT)^	500	15,750
DiamondRock Hospitality Co. (REIT)	3,100	46,438
Digital Realty Trust, Inc. (REIT)	2,200	84,414
DuPont Fabros Technology, Inc.^	500	9,800
EastGroup Properties, Inc. (REIT)	400	16,740
Entertainment Properties Trust (REIT)^	1,000	47,000
Equity Lifestyle Properties, Inc. (REIT)	500	22,835
Equity One, Inc. (REIT)^	1,600	36,848
FelCor Lodging Trust, Inc. (REIT)	3,400	53,006
First Industrial Realty Trust, Inc. (REIT)^	2,700	93,420
Glimcher Realty Trust (REIT)^	300	4,287
Gramercy Capital Corp./ New York (REIT)^	600	14,586
Hersha Hospitality Trust (REIT)	500	4,750
Highwoods Properties, Inc. (REIT)	1,600	47,008
Home Properties, Inc. (REIT)^	400	17,940
Inland Real Estate Corp. (REIT)^	3,200	45,312
Kite Realty Group Trust (REIT)	700	10,689
LaSalle Hotel Properties (REIT)^	700	22,330
Lexington Realty Trust (REIT)^	1,400	20,356
LTC Properties, Inc. (REIT)	800	20,040
Medical Properties Trust, Inc. (REIT)	300	3,057
Mid-America Apartment Communities, Inc. (REIT)	500	21,375
National Health Investors, Inc. (REIT)^	400	11,160
National Retail Properties, Inc. (REIT)	2,700	63,126
Nationwide Health Properties, Inc. (REIT)	4,500	141,165
Newcastle Investment Corp. (REIT)^	1,300	16,848
Omega Healthcare Investors, Inc. (REIT)	2,300	36,915
Parkway Properties, Inc./ Maryland (REIT)^	700	25,886
Pennsylvania Real Estate Investment Trust (REIT)^	1,700	50,456
PS Business Parks, Inc. (REIT)	600	31,530
RAIT Financial Trust (REIT)^	1,300	11,206
Ramco-Gershenson Properties Trust (REIT)	600	12,822
Realty Income Corp. (REIT)^	3,200	86,464
Redwood Trust, Inc. (REIT)^	400	13,696
Resource Capital Corp. (REIT)^	100	931
Saul Centers, Inc. (REIT)	300	16,029
Senior Housing Properties Trust (REIT)	3,700	83,916
Sovran Self Storage, Inc. (REIT)	300	12,030
Strategic Hotels & Resorts, Inc. (REIT)^	1,700	28,441
Sunstone Hotel Investors, Inc. (REIT)	2,100	38,409
Tanger Factory Outlet Centers (REIT)^	1,800	67,878
Taubman Centers, Inc. (REIT)	700	34,433
Washington Real Estate Investment Trust (REIT)^	800	25,128

		1,648,728

Thrifts & Mortgage Finance (0.4%)
Dime Community Bancshares, Inc.^	240	3,065
Downey Financial Corp.^	1,630	50,709
Encore Bancshares, Inc.*^	600	11,994
Farmer Mac, Class C	780	20,530
First Niagara Financial Group, Inc.^	9,760	117,510
FirstFed Financial Corp.*^	1,950	69,849
KNBT Bancorp, Inc.	100	1,542
PMI Group, Inc.^	1,150	15,272
Radian Group, Inc.^	1,450	16,936
TierOne Corp.	730	16,169
ViewPoint Financial Group^	50	827

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
WSFS Financial Corp.	300	$15,060

		339,463

Total Financials		6,689,904

Health Care (11.1%)
Biotechnology (1.0%)
Acorda Therapeutics, Inc.*	410	9,004
Alexion Pharmaceuticals, Inc.*^	300	22,509
Alnylam Pharmaceuticals, Inc.*	1,920	55,834
Applera Corp.- Celera Group*	980	15,553
Cubist Pharmaceuticals, Inc.*	8,450	173,309
CytRx Corp.*^	8,440	23,970
Enzon Pharmaceuticals, Inc.*	1,100	10,483
Halozyme Therapeutics, Inc.*^	2,740	19,481
Isis Pharmaceuticals, Inc.*^	600	9,450
Onyx Pharmaceuticals, Inc.*^	700	38,934
OSI Pharmaceuticals, Inc.*^	5,670	275,052
Regeneron Pharmaceuticals, Inc.*	1,650	39,847
Savient Pharmaceuticals, Inc.*^	2,800	64,316
Seattle Genetics, Inc.*^	3,530	40,242
XOMA Ltd.*^	8,490	28,781

		826,765

Health Care Equipment & Supplies (1.9%)
Abaxis, Inc.*^	1,260	45,184
Align Technology, Inc.*^	3,090	51,541
Analogic Corp.	1,880	127,314
ArthroCare Corp.*^	1,050	50,453
CONMED Corp.*	3,550	82,040
Cynosure, Inc., Class A*^	1,350	35,721
Datascope Corp.	1,070	38,948
Hansen Medical, Inc.*^	1,050	31,437
Hologic, Inc.*^	840	57,658
Immucor, Inc.*	580	19,714
Intuitive Surgical, Inc.*	760	246,620
Invacare Corp.^	1,110	27,972
Inverness Medical Innovations, Inc.*	174	9,775
IRIS International, Inc.*	1,240	24,329
Kinetic Concepts, Inc.*	2,320	124,259
Meridian Bioscience, Inc.^	5,520	166,042
Merit Medical Systems, Inc.*	200	2,780
OraSure Technologies, Inc.*^	990	8,801
Quidel Corp.*^	3,190	62,109
Regeneration Technologies, Inc.*^	760	6,597
Somanetics Corp.*	180	4,257
SonoSite, Inc.*^	920	30,976
STERIS Corp.	7,630	220,049
Trans1, Inc.*	790	13,011

		1,487,587

Health Care Providers & Services (3.8%)
Air Methods Corp.*^	1,270	63,081
Alliance Imaging, Inc.*^	4,530	43,579
American Dental Partners, Inc.*^	870	8,726
AMERIGROUP Corp.*^	5,960	217,242
AmerisourceBergen Corp.	3,930	176,339
Apria Healthcare Group, Inc.*	8,460	182,482
BioScrip, Inc.*	790	6,107
Centene Corp.*^	7,330	201,135
Chemed Corp.^	4,370	244,196
Corvel Corp.*	150	3,453
Coventry Health Care, Inc.*	3,300	195,525
Emergency Medical Services Corp., Class A*	3,590	105,115
Health Net, Inc.*	3,420	165,186
Healthspring, Inc.*	9,170	174,688
HMS Holdings Corp.*	100	3,321
Humana, Inc.*	2,510	189,028
Kindred Healthcare, Inc.*	3,490	87,180
Landauer, Inc.^	550	28,517
LCA-Vision, Inc.^	2,310	46,131
Lincare Holdings, Inc.*^	3,520	123,763
MedCath Corp.*^	730	17,929
Molina Healthcare, Inc.*^	4,710	182,277
MWI Veterinary Supply, Inc.*	150	6,000
National Healthcare Corp.^	20	1,034
Omnicare, Inc.	3,570	81,432
PharMerica Corp.*^	1,402	19,460
Providence Service Corp.*^	750	21,105
PSS World Medical, Inc.*^	690	13,503
RehabCare Group, Inc.*	2,230	50,309
Res-Care, Inc.*	1,830	46,043
Sierra Health Services, Inc.*	220	9,231
Skilled Healthcare Group, Inc.*^	850	12,436
Tenet Healthcare Corp.*^	55,740	283,159
Universal American Corp.*	580	14,842
WellCare Health Plans, Inc.*^	1,410	59,798

		3,083,352

Health Care Technology (0.4%)
Computer Programs & Systems, Inc.	250	5,685
Eclipsys Corp.*	1,910	48,342
Omnicell, Inc.*	5,640	151,885
Phase Forward, Inc.*	5,100	110,925

		316,837

Life Sciences Tools & Services (1.5%)
Albany Molecular Research, Inc.*	1,510	21,714
Applera Corp.- Applied Biosystems Group	1,670	56,646
Bio-Rad Laboratories, Inc., Class A*	110	11,398
Bruker BioSciences Corp.*	310	4,123
Dionex Corp.*^	2,500	207,150
eResearchTechnology, Inc.*	4,590	54,254
Illumina, Inc.*	300	17,778
Invitrogen Corp.*	1,910	178,413
Kendle International, Inc.*^	1,330	65,064
Nektar Therapeutics*	540	3,623
PAREXEL International Corp.*	3,580	172,914
PharmaNet Development Group, Inc.*^	1,840	72,146
Varian, Inc.*	4,630	302,339
Ventana Medical Systems, Inc.*	550	47,977

		1,215,539

Pharmaceuticals (2.5%)
Auxilium Pharmaceuticals, Inc.*	1,020	30,590
BioMimetic Therapeutics, Inc.*	530	9,206
Bradley Pharmaceuticals, Inc.*^	1,090	21,473
Cypress Bioscience, Inc.*^	590	6,508
Durect Corp.*	520	3,344
Endo Pharmaceuticals Holdings, Inc.*	4,940	131,750
Forest Laboratories, Inc.*	6,400	233,280
King Pharmaceuticals, Inc.*	18,180	186,163
KV Pharmaceutical Co., Class A*^	3,090	88,189
Medicis Pharmaceutical Corp., Class A^	7,390	191,918
MGI Pharma, Inc.*	7,850	318,160
Noven Pharmaceuticals, Inc.*	1,070	14,852
Obagi Medical Products, Inc.*^	2,820	51,578
Pain Therapeutics, Inc.*	1,620	17,172
Par Pharmaceutical Cos., Inc.*	650	15,600
Perrigo Co.^	3,990	139,690
Pozen, Inc.*^	3,120	37,440
Salix Pharmaceuticals Ltd.*	300	2,364
Sciele Pharma, Inc.*^	7,100	145,195
Sepracor, Inc.*	5,950	156,187
Valeant Pharmaceuticals International*	5,210	62,364

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Vivus, Inc.*^	410	$2,124
XenoPort, Inc.*	2,720	151,993

		2,017,140

Total Health Care		8,947,220

Industrials (16.4%)
Aerospace & Defense (1.6%)
Aerovironment, Inc.*^	1,030	24,926
American Science & Engineering, Inc.^	930	52,778
Ceradyne, Inc.*^	3,850	180,680
Cubic Corp.	3,650	143,080
Curtiss-Wright Corp.^	4,190	210,338
DRS Technologies, Inc.	3,970	215,452
Ducommun, Inc.*	1,000	38,000
DynCorp International, Inc., Class A*	6,410	172,301
Heico Corp.^	1,740	94,795
Orbital Sciences Corp.*^	3,940	96,609
Stanley, Inc.*	860	27,537
Teledyne Technologies, Inc.*	300	15,999

		1,272,495

Air Freight & Logistics (0.3%)
ABX Holdings, Inc.*^	2,000	8,360
Atlas Air Worldwide Holdings, Inc.*^	1,970	106,813
Dynamex, Inc.*^	20	541
Hub Group, Inc., Class A*	2,570	68,311
Pacer International, Inc.	2,800	40,880

		224,905

Airlines (1.2%)
Allegiant Travel Co.*^	830	26,676
AMR Corp.*^	10,430	146,333
Continental Airlines, Inc., Class B*^	6,660	148,185
Copa Holdings S.A., Class A	1,950	73,261
Delta Air Lines, Inc.*	2,550	37,970
Northwest Airlines Corp.*	8,330	120,868
Pinnacle Airlines Corp.*^	3,080	46,970
Republic Airways Holdings, Inc.*	4,240	83,062
SkyWest, Inc.	1,620	43,497
U.S. Airways Group, Inc.*	7,760	114,150
UAL Corp.*^	4,600	164,036

		1,005,008

Building Products (0.5%)
AAON, Inc.	560	11,099
Ameron International Corp.	50	4,608
Apogee Enterprises, Inc.	2,640	45,170
Builders FirstSource, Inc.*^	740	5,343
Goodman Global, Inc.*	2,830	69,448
Lennox International, Inc.	3,940	163,195
Simpson Manufacturing Co., Inc.^	1,790	47,596
USG Corp.*^	2,360	84,464

		430,923

Commercial Services & Supplies (5.3%)
ABM Industries, Inc.^	3,950	80,541
ACCO Brands Corp.*^	3,180	51,007
Administaff, Inc.	5,350	151,298
Advisory Board Co.*	1,240	79,596
American Ecology Corp.	1,010	23,715
American Reprographics Co.*	250	4,120
Barrett Business Services, Inc.^	20	360
Bowne & Co., Inc.^	3,370	59,312
Casella Waste Systems, Inc.*	1,260	16,430
CBIZ, Inc.*^	3,220	31,588
CDI Corp.^	1,980	48,035
ChoicePoint, Inc.*	3,680	134,026
Comfort Systems USA, Inc.^	4,190	53,548
COMSYS IT Partners, Inc.*	2,530	39,923
Consolidated Graphics, Inc.*	1,200	57,384
Cornell Cos., Inc.*^	2,160	50,371
Corporate Executive Board Co.	1,960	117,796
CRA International, Inc.*^	780	37,136
Deluxe Corp.	7,670	252,266
Diamond Management & Technology Consultants, Inc.^	3,100	22,537
EnergySolutions, Inc.*	3,200	86,368
Ennis, Inc.^	2,110	37,980
Exponent, Inc.*	1,860	50,294
FTI Consulting, Inc.*	110	6,780
Fuel Tech, Inc.*^	890	20,159
GeoEye, Inc.*	2,020	67,973
Heidrick & Struggles International, Inc.^	2,750	102,053
Herman Miller, Inc.	3,770	122,110
HNI Corp.^	3,040	106,582
Hudson Highland Group, Inc.*	2,740	23,043
ICF International, Inc.*^	1,510	38,143
IKON Office Solutions, Inc.	912	11,874
Innerworkings, Inc.*^	1,020	17,605
Interface, Inc., Class A^	8,540	139,373
Kimball International, Inc., Class B	3,000	41,100
Knoll, Inc.^	10,370	170,379
Korn/Ferry International*	8,280	155,830
Layne Christensen Co.*^	2,440	120,072
Learning Tree International, Inc.*^	250	5,740
LECG Corp.*	180	2,711
Manpower, Inc.	470	26,743
PHH Corp.*	1,200	21,168
Pike Electric Corp.*^	1,970	33,017
R.R. Donnelley & Sons Co.	1,080	40,759
Resources Connection, Inc.^	3,880	70,461
Robert Half International, Inc.	5,130	138,715
Rollins, Inc.^	6,825	131,040
School Specialty, Inc.*	1,180	40,769
Spherion Corp.*	6,770	49,286
Steelcase, Inc., Class A	7,590	120,453
Team, Inc.*^	1,410	51,578
TeleTech Holdings, Inc.*	5,870	124,855
Tetra Tech, Inc.*	3,650	78,475
TrueBlue, Inc.*^	9,440	136,691
United Stationers, Inc.*	2,800	129,388
Viad Corp.	4,150	131,057
Volt Information Sciences, Inc.*	650	11,869
VSE Corp.^	40	1,954
Waste Connections, Inc.*	6,070	187,563
Waste Industries USA, Inc.	470	17,061
Watson Wyatt Worldwide, Inc., Class A	2,360	109,528

		4,289,588

Construction & Engineering (0.7%)
EMCOR Group, Inc.*	4,230	99,955
Integrated Electrical Services, Inc.*^	1,690	31,755
Michael Baker Corp.*	1,330	54,663
Perini Corp.*	4,420	183,076
Shaw Group, Inc.*	2,590	156,540
URS Corp.*	397	21,569

		547,558

Electrical Equipment (2.2%)
A.O. Smith Corp.^	1,430	50,121
Acuity Brands, Inc.^	5,140	231,300
AZZ, Inc.*^	190	5,386
Belden, Inc.^	1,690	75,205
Day4 Energy, Inc.*	7,000	48,868
Encore Wire Corp.^	2,000	31,840
FuelCell Energy, Inc.*	680	6,746

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Genlyte Group, Inc.*^	1,190	$113,288
GrafTech International Ltd.*^	15,640	277,610
II-VI, Inc.*	110	3,361
LSI Industries, Inc.^	2,840	51,688
Orion Energy Systems, Inc.*	500	9,330
Plug Power, Inc.*	530	2,094
Powell Industries, Inc.*^	470	20,713
Power-One, Inc.*^	600	2,394
Regal-Beloit Corp.^	2,350	105,632
Rockwell Automation, Inc.	3,000	206,880
Roper Industries, Inc.	200	12,508
Superior Essex, Inc.*	1,630	39,120
Thomas & Betts Corp.*	2,800	137,312
Vicor Corp.^	1,380	21,514
Woodward Governor Co.	4,230	287,428

		1,740,338

Industrial Conglomerates (0.3%)
Raven Industries, Inc.^	990	38,006
Teleflex, Inc.	2,210	139,252
Tredegar Corp.^	1,430	22,994
Walter Industries, Inc.	1,450	52,099

		252,351

Machinery (3.3%)
Accuride Corp.*^	1,380	10,847
Actuant Corp., Class A	4,580	155,766
AGCO Corp.*	780	53,024
Ampco-Pittsburgh Corp.	1,390	53,001
Astec Industries, Inc.*^	2,630	97,810
Axsys Technologies, Inc.*^	870	31,886
Badger Meter, Inc.^	1,450	65,177
Barnes Group, Inc.^	3,520	117,533
Blount International, Inc.*^	3,010	37,053
Briggs & Stratton Corp.	200	4,532
Bucyrus International, Inc., Class A^	200	19,878
Cascade Corp.^	480	22,301
CIRCOR International, Inc.	1,440	66,758
Columbus McKinnon Corp.*	1,760	57,411
Crane Co.	50	2,145
EnPro Industries, Inc.*^	4,120	126,278
FreightCar America, Inc.^	430	15,050
Gardner Denver, Inc.*	5,970	197,010
Gorman-Rupp Co.	645	20,124
Hardinge, Inc.^	780	13,088
Hurco Cos., Inc.*^	1,060	46,269
Kadant, Inc.*	1,730	51,329
Kaydon Corp.^	320	17,453
L.B. Foster Co., Class A*	1,280	66,214
McCoy Corp.	3,100	9,580
Middleby Corp.*^	2,480	190,018
Mueller Industries, Inc.	4,310	124,947
NACCO Industries, Inc., Class A	640	63,802
RBC Bearings, Inc.*^	1,790	77,793
Robbins & Myers, Inc.	2,860	216,302
SPX Corp.	1,830	188,215
Sun Hydraulics Corp.^	1,740	43,900
Tecumseh Products Co., Class A*^	2,210	51,736
Tennant Co.	1,850	81,936
Titan International, Inc.	1,070	33,448
Toro Co.	3,320	180,741
TurboChef Technologies, Inc.*^	790	13,035
Twin Disc, Inc.	150	10,616
Valmont Industries, Inc.^	290	25,845
Wabtec Corp.	550	18,942

		2,678,793

Marine (0.2%)
Excel Maritime Carriers Ltd.^	2,580	103,690
Genco Shipping & Trading Ltd.^	570	31,213
Horizon Lines, Inc., Class A	640	11,930
Star Bulk Carriers Corp.*^	1,710	21,974
TBS International Ltd., Class A*	500	16,530

		185,337

Road & Rail (0.3%)
Avis Budget Group, Inc.*	1,560	20,280
Con-way, Inc.	1,350	56,079
Dollar Thrifty Automotive Group, Inc.*	1,210	28,653
Landstar System, Inc.	3,340	140,781

		245,793

Trading Companies & Distributors (0.5%)
Applied Industrial Technologies, Inc.^	5,880	170,638
Houston Wire & Cable Co.^	510	7,211
Kaman Corp.	570	20,982
Nuco2, Inc.*	530	13,197
UAP Holding Corp.	3,690	142,434
W.W. Grainger, Inc.	160	14,003

		368,465

Transportation Infrastructure (0.0%)
CAI International, Inc.*	1,900	19,988

Total Industrials		13,261,542

Information Technology (30.6%)
Communications Equipment (3.0%)
ADC Telecommunications, Inc.*^	13,550	210,703
ADTRAN, Inc.^	10,090	215,724
Anaren, Inc.*	30	495
Arris Group, Inc.*	1,019	10,170
Avocent Corp.*	2,360	55,012
Bel Fuse, Inc., Class A	100	3,449
Blue Coat Systems, Inc.*	5,590	183,743
CommScope, Inc.*	2,870	141,251
Comtech Group, Inc.*	2,520	40,597
Comtech Telecommunications Corp.*	4,750	256,547
Digi International, Inc.*	160	2,270
Dycom Industries, Inc.*^	7,180	191,347
EMS Technologies, Inc.*	2,000	60,480
Extreme Networks, Inc.*	12,710	44,993
F5 Networks, Inc.*	3,480	99,250
Foundry Networks, Inc.*	8,820	154,526
Globecomm Systems, Inc.*	600	7,020
Harmonic, Inc.*	10,440	109,411
InterDigital, Inc.*^	3,890	90,754
Ixia*	2,630	24,932
Loral Space & Communications, Inc.*	450	15,413
MasTec, Inc.*^	4,240	43,121
NETGEAR, Inc.*	700	24,969
Network Equipment Technologies, Inc.*	4,640	39,069
Performance Technologies, Inc.*	200	1,100
Plantronics, Inc.	6,850	178,100
ShoreTel, Inc.*^	2,690	37,579
Tellabs, Inc.*	8,960	58,598
Utstarcom, Inc.*^	1,500	4,125
ViaSat, Inc.*	3,350	115,341

		2,420,089

Computers & Peripherals (2.3%)
Brocade Communications Systems, Inc.*	21,530	158,030
Diebold, Inc.	300	8,694

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Electronics for Imaging, Inc.*	5,300	$119,144
Emulex Corp.*	9,220	150,470
Hypercom Corp.*	170	847
Intevac, Inc.*	960	13,958
Iomega Corp.*	3,950	13,707
Lexmark International, Inc., Class A*	4,690	163,493
NCR Corp.*	6,010	150,851
Network Appliance, Inc.*	8,490	211,910
Novatel Wireless, Inc.*^	3,420	55,404
Palm, Inc.^	11,910	75,509
QLogic Corp.*	15,910	225,922
Quantum Corp.*	2,430	6,537
Stratasys, Inc.*	2,240	57,882
Synaptics, Inc.*^	4,100	168,756
Teradata Corp.*	2,380	65,236
Western Digital Corp.*	6,710	202,709

		1,849,059

Electronic Equipment & Instruments (2.6%)
Acacia Research-Acacia Technologies*^	3,260	29,275
Anixter International, Inc.*^	300	18,681
Arrow Electronics, Inc.*	4,310	169,297
Avnet, Inc.*	4,640	162,261
Checkpoint Systems, Inc.*^	6,530	169,649
Cognex Corp.	1,150	23,172
CPI International, Inc.*^	500	8,550
CTS Corp.	3,580	35,549
Dolby Laboratories, Inc., Class A*	2,180	108,390
Electro Scientific Industries, Inc.*^	1,900	37,715
Excel Technology, Inc.*	110	2,981
FARO Technologies, Inc.*	1,420	38,596
Flir Systems, Inc.*	1,800	56,340
Gerber Scientific, Inc.*^	280	3,024
Insight Enterprises, Inc.*	1,580	28,819
Littelfuse, Inc.*^	2,990	98,550
LoJack Corp.*^	1,210	20,340
Measurement Specialties, Inc.*^	920	20,332
Mercury Computer Systems, Inc.*	690	11,116
Methode Electronics, Inc.	4,200	69,048
Mettler-Toledo International, Inc.*	560	63,728
MTS Systems Corp.	1,640	69,979
NAM TAI Electronics, Inc.	1,770	19,948
National Instruments Corp.	3,340	111,322
OSI Systems, Inc.*	100	2,647
Park Electrochemical Corp.^	2,170	61,281
PC Connection, Inc.*^	1,260	14,301
RadiSys Corp.*	300	4,020
Rofin-Sinar Technologies, Inc.*	6,830	328,591
Sanmina-SCI Corp.*	33,780	61,480
Scansource, Inc.*^	120	3,882
SMART Modular Technologies (WWH), Inc.*	2,840	28,911
Tech Data Corp.*	4,030	152,012
Technitrol, Inc.	1,960	56,017
TTM Technologies, Inc.*	720	8,395

		2,098,199

Internet Software & Services (2.7%)
Ariba, Inc.*	1,250	13,938
Art Technology Group, Inc.*^	2,830	12,226
AsiaInfo Holdings, Inc.*^	4,930	54,230
Bankrate, Inc.*^	1,560	75,020
Chordiant Software, Inc.*	4,940	42,237
CMGI, Inc.*^	6,350	83,121
CNET Networks, Inc.*^	1,860	17,000
Digital River, Inc.*	5,610	185,523
DivX, Inc.*^	2,700	37,800
EarthLink, Inc.*^	5,320	37,612
Equinix, Inc.*^	300	30,321
Greenfield Online, Inc.*	2,870	41,931
iBasis, Inc.^	130	667
Imergent, Inc.^	1,840	19,486
Internet Capital Group, Inc.*^	20	235
Interwoven, Inc.*	2,870	40,811
j2 Global Communications, Inc.*^	7,900	167,243
Keynote Systems, Inc.*^	200	2,810
LoopNet, Inc.*^	1,130	15,877
NaviSite, Inc.*	2,220	11,233
NIC, Inc.^	510	4,304
Omniture, Inc.*^	5,030	167,449
Open Text Corp.*^	4,920	154,734
S1 Corp.*	7,420	54,166
SonicWALL, Inc.*	7,000	75,040
Soundbite Communications, Inc.*	1,400	9,660
Switch & Data Facilities Co., Inc.*	600	9,612
TechTarget, Inc.*	50	739
TheStreet.com, Inc.^	3,490	55,561
Travelzoo, Inc.*	1,430	19,562
United Online, Inc.^	15,930	188,293
ValueClick, Inc.*	8,770	192,063
VeriSign, Inc.*^	5,800	218,138
Vignette Corp.*	2,790	40,762
Vocus, Inc.*	1,770	61,118
Websense, Inc.*	1,290	21,904

		2,162,426

IT Services (3.8%)
Acxiom Corp.	4,200	49,266
Affiliated Computer Services, Inc., Class A*	3,620	163,262
Alliance Data Systems Corp.*	700	52,493
BearingPoint, Inc.*^	10,030	28,385
Broadridge Financial Solutions, Inc.	4,390	98,468
CACI International, Inc., Class A*	3,420	153,113
CIBER, Inc.*	5,260	32,139
Computer Sciences Corp.*	3,750	185,512
Convergys Corp.*	4,360	71,766
CSG Systems International, Inc.*^	4,510	66,387
Cybersource Corp.*	6,703	119,112
DST Systems, Inc.*	2,020	166,751
Electronic Data Systems Corp.	10,750	222,847
ExlService Holdings, Inc.*^	270	6,232
Fidelity National Information Services, Inc.	1,630	67,792
Forrester Research, Inc.*	90	2,522
Gartner, Inc.*^	6,860	120,462
Global Cash Access Holdings, Inc.*	550	3,333
Heartland Payment Systems, Inc.^	5,320	142,576
Hewitt Associates, Inc., Class A*^	4,280	163,881
ManTech International Corp., Class A*	4,810	210,774
MAXIMUS, Inc.^	4,080	157,529
MPS Group, Inc.*^	9,360	102,398
NCI, Inc., Class A*	200	3,422
NeuStar, Inc., Class A*	3,270	93,784
Perot Systems Corp., Class A*	1,020	13,770
RightNow Technologies, Inc.*^	2,110	33,444
SAIC, Inc.*	5,070	102,008
Sapient Corp.*	10,630	93,650
SRA International, Inc., Class A*^	3,620	106,609
SYKES Enterprises, Inc.*	3,300	59,400
Syntel, Inc.^	3,200	123,264
Unisys Corp.*	14,340	67,828

		3,084,179

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Office Electronics (0.1%)
Zebra Technologies Corp., Class A*	2,280	$79,116

Semiconductors & Semiconductor Equipment (7.9%)
Actel Corp.*^	1,400	19,124
Advanced Analogic Technologies, Inc.*	2,950	33,276
Advanced Energy Industries, Inc.*	7,470	97,708
AMIS Holdings, Inc.*	8,090	81,062
Amkor Technology, Inc.*^	18,300	156,099
Analog Devices, Inc.	5,250	166,425
Asyst Technologies, Inc.*^	1,630	5,314
Atheros Communications, Inc.*^	1,380	42,145
Atmel Corp.*	27,220	117,590
ATMI, Inc.*^	5,420	174,795
AuthenTec, Inc.*^	870	12,641
Brooks Automation, Inc.*^	12,130	160,237
Cabot Microelectronics Corp.*^	4,340	155,849
Cohu, Inc.^	1,880	28,764
Credence Systems Corp.*^	9,350	22,627
Cymer, Inc.*^	5,790	225,405
DSP Group, Inc.*	340	4,148
Emcore Corp.*^	3,900	59,670
Entegris, Inc.*	19,010	164,056
FEI Co.*^	7,040	174,803
Hittite Microwave Corp.*^	210	10,030
Integrated Device Technology, Inc.*	12,620	142,732
Intellon Corp.*	1,500	11,310
Intersil Corp., Class A	6,570	160,834
IXYS Corp.*	220	1,764
KLA-Tencor Corp.	3,880	186,861
Kulicke & Soffa Industries, Inc.*^	5,880	40,337
Lam Research Corp.*	3,400	146,982
Linear Technology Corp.	6,120	194,800
LTX Corp.*^	2,720	8,650
Mattson Technology, Inc.*^	5,550	47,508
Micrel, Inc.^	15,650	132,242
Microtune, Inc.*	4,040	26,381
MIPS Technologies, Inc.*^	2,280	11,309
MKS Instruments, Inc.*^	8,600	164,604
Monolithic Power Systems, Inc.*	2,880	61,834
National Semiconductor Corp.	7,530	170,479
Netlogic Microsystems, Inc.*^	1,730	55,706
Novellus Systems, Inc.*	5,920	163,214
ON Semiconductor Corp.*^	16,980	150,782
Pericom Semiconductor Corp.*	1,250	23,375
Photronics, Inc.*	260	3,242
PMC-Sierra, Inc.*^	28,060	183,512
Rambus, Inc.*^	4,290	89,833
RF Micro Devices, Inc.*^	33,580	191,742
Rubicon Technology, Inc.*^	2,600	61,750
Rudolph Technologies, Inc.*^	2,630	29,772
Semtech Corp.*	10,690	165,909
Sigma Designs, Inc.*^	3,350	184,920
Silicon Laboratories, Inc.*	3,950	147,848
Silicon Storage Technology, Inc.*^	3,370	10,076
SiRF Technology Holdings, Inc.*	1,940	48,752
Skyworks Solutions, Inc.*	23,150	196,775
Standard Microsystems Corp.*^	2,750	107,442
Supertex, Inc.*^	1,300	40,677
Techwell, Inc.*	860	9,469
Teradyne, Inc.*	15,090	156,031
Tessera Technologies, Inc.*^	1,600	66,560
TriQuint Semiconductor, Inc.*	2,790	18,498
Ultra Clean Holdings, Inc.*^	1,540	18,788
Ultratech, Inc.*	140	1,588
Varian Semiconductor Equipment Associates, Inc.*	4,310	159,470
Veeco Instruments, Inc.*^	2,500	41,750
Verigy Ltd.*	7,410	201,330
Volterra Semiconductor Corp.*^	1,940	21,398
Xilinx, Inc.	8,620	188,519
Zoran Corp.*	9,200	207,092

		6,366,215

Software (8.2%)
Activision, Inc.*	7,330	217,701
Actuate Corp.*	7,910	61,461
Advent Software, Inc.*^	3,170	171,497
Ansoft Corp.*	2,060	53,251
ANSYS, Inc.*	3,670	152,158
Aspen Technology, Inc.*^	14,450	234,379
Autodesk, Inc.*	4,590	228,398
BEA Systems, Inc.*	10,640	167,899
Blackbaud, Inc.	5,620	157,585
Blackboard, Inc.*^	3,690	148,522
BMC Software, Inc.*	5,620	200,297
Cadence Design Systems, Inc.*	10,290	175,033
Check Point Software Technologies Ltd.*	4,690	102,992
Citrix Systems, Inc.*	4,770	181,308
Cognos, Inc.*	2,480	142,774
Commvault Systems, Inc.*	3,190	67,564
Compuware Corp.*	17,450	154,956
Concur Technologies, Inc.*^	5,060	183,223
Deltek, Inc.*^	900	13,707
Double-Take Software, Inc.*	2,500	54,300
EPIQ Systems, Inc.*^	2,120	36,909
Fair Isaac Corp.^	4,340	139,531
FalconStor Software, Inc.*^	5,180	58,327
i2 Technologies, Inc.*	520	6,552
Informatica Corp.*	11,980	215,880
Interactive Intelligence, Inc.*^	2,270	59,815
InterVoice, Inc.*^	2,830	22,612
Intuit, Inc.*	6,450	203,884
Jack Henry & Associates, Inc.	7,610	185,227
JDA Software Group, Inc.*	2,810	57,493
Lawson Software, Inc.*^	19,500	199,680
Magma Design Automation, Inc.*^	1,020	12,454
Manhattan Associates, Inc.*	2,430	64,055
McAfee, Inc.*	4,540	170,250
Mentor Graphics Corp.*	130	1,401
Micros Systems, Inc.*	2,030	142,425
MicroStrategy, Inc., Class A*	2,260	214,926
NAVTEQ Corp.*	570	43,092
Net 1 UEPS Technologies, Inc.*^	1,150	33,764
NetScout Systems, Inc.*	1,190	15,196
Novell, Inc.*	22,510	154,644
Nuance Communications, Inc.*	2,600	48,568
Parametric Technology Corp.*	1,500	26,775
Progress Software Corp.*	2,270	76,454
PROS Holdings, Inc.*	2,400	47,088
Quality Systems, Inc.^	240	7,318
Quest Software, Inc.*^	5,930	109,349
Radiant Systems, Inc.*^	3,540	60,994
Red Hat, Inc.*^	7,630	159,009
Salesforce.com, Inc.*	1,910	119,738
Secure Computing Corp.*	700	6,720
Sonic Solutions, Inc.*^	1,520	15,793
SPSS, Inc.*	2,360	84,748
Sybase, Inc.*	4,550	118,709
Synchronoss Technologies, Inc.*^	2,900	102,776
Synopsys, Inc.*	6,120	158,692
Taleo Corp., Class A*	2,200	65,516
The9 Ltd. (ADR)*^	2,300	49,036
THQ, Inc.*^	2,980	84,006
TIBCO Software, Inc.*^	17,820	143,807

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Tyler Technologies, Inc.*	4,070	$52,462
Ultimate Software Group, Inc.*^	1,830	57,590
Vasco Data Security International, Inc.*^	940	26,245
Wind River Systems, Inc.*	8,810	78,673

		6,607,188

Total Information Technology		24,666,471

Materials (7.7%)
Chemicals (3.3%)
American Vanguard Corp.^	210	3,644
Arch Chemicals, Inc.^	3,910	143,692
Ashland, Inc.	2,680	127,112
Cabot Corp.	1,940	64,680
Calgon Carbon Corp.*^	4,250	67,532
Celanese Corp., Class A	4,060	171,819
CF Industries Holdings, Inc.	2,060	226,724
Eastman Chemical Co.	1,280	78,195
Ferro Corp.	3,590	74,421
GenTek, Inc.*^	400	11,708
H.B. Fuller Co.	7,230	162,313
ICO, Inc.*	3,230	41,473
Innophos Holdings, Inc.^	1,290	19,195
Innospec, Inc.	2,090	35,864
Koppers Holdings, Inc.^	2,220	95,993
Landec Corp.*^	3,440	46,096
LSB Industries, Inc.*	1,100	31,042
Minerals Technologies, Inc.^	210	14,060
NewMarket Corp.	290	16,150
Olin Corp.	6,860	132,604
OM Group, Inc.*	3,870	222,680
PolyOne Corp.*^	540	3,553
Rockwood Holdings, Inc.*	1,350	44,847
Schulman (A.), Inc.^	1,960	42,238
Scotts Miracle-Gro Co., Class A	2,770	103,653
Sensient Technologies Corp.	6,440	182,123
Spartech Corp.	1,830	25,803
Stepan Co.^	550	17,892
Terra Industries, Inc.*^	4,830	230,681
Tronox, Inc., Class A^	400	3,560
Valhi, Inc.^	140	2,232
W.R. Grace & Co.*^	7,910	207,084
Zep, Inc.*^	2,455	34,051

		2,684,714

Containers & Packaging (1.0%)
AptarGroup, Inc.	710	29,046
Crown Holdings, Inc.*	2,590	66,434
Graphic Packaging Corp.*^	570	2,103
Myers Industries, Inc.	1,460	21,126
Owens-Illinois, Inc.*	4,230	209,385
Packaging Corp. of America	5,290	149,178
Rock-Tenn Co., Class A	7,390	187,780
Silgan Holdings, Inc.	1,980	102,841

		767,893

Metals & Mining (3.2%)
AK Steel Holding Corp.*	3,350	154,904
Amerigo Resources Ltd.	8,800	20,508
Brush Engineered Materials, Inc.*^	720	26,654
Carpenter Technology Corp.	2,260	169,884
Century Aluminum Co.*^	4,640	250,282
Claymont Steel Holdings, Inc.*	430	10,040
Cleveland-Cliffs, Inc.^	430	43,344
Commercial Metals Co.	1,360	40,052
Compass Minerals International, Inc.^	4,530	185,730
Esmark, Inc.*^	546	7,715
Farallon Resources Ltd.*	9,900	7,022
Haynes International, Inc.*	490	34,055
Hecla Mining Co.*^	23,180	216,733
Metal Management, Inc.^	4,600	209,438
Olympic Steel, Inc.	160	5,074
Quanex Corp.	4,470	231,993
Redcorp Ventures Ltd.*	46,400	12,458
Reliance Steel & Aluminum Co.	2,340	126,828
Schnitzer Steel Industries, Inc., Class A^	2,480	171,442
Steel Dynamics, Inc.	3,190	190,028
United States Steel Corp.	2,260	273,257
Universal Stainless & Alloy Products, Inc.*^	510	18,141
Worthington Industries, Inc.^	10,160	181,661

		2,587,243

Paper & Forest Products (0.2%)
AbitibiBowater, Inc.^	865	17,828
Buckeye Technologies, Inc.*	4,010	50,125
Glatfelter	590	9,033
Schweitzer-Mauduit International, Inc.^	1,400	36,274
Wausau Paper Corp.^	2,710	24,363

		137,623

Total Materials		6,177,473

Telecommunication Services (2.5%)
Diversified Telecommunication Services (2.0%)
Alaska Communications Systems Group, Inc.	4,360	65,400
Atlantic Tele-Network, Inc.^	1,350	45,603
Cbeyond, Inc.*^	4,650	181,304
CenturyTel, Inc.	2,970	123,136
Cincinnati Bell, Inc.*	46,460	220,685
Cogent Communications Group, Inc.*^	6,730	159,568
Consolidated Communications Holdings, Inc.	1,820	36,218
Embarq Corp.	4,040	200,101
FairPoint Communications, Inc.^	1,050	13,671
Iowa Telecommunications Services, Inc.^	2,700	43,902
North Pittsburgh Systems, Inc.	100	2,269
NTELOS Holdings Corp.	5,250	155,873
PAETEC Holding Corp.*^	1,700	16,575
Premiere Global Services, Inc.*^	12,680	188,298
Qwest Communications International, Inc.*	6,070	42,551
Shenandoah Telecommunications Co.^	90	2,158
SureWest Communications^	60	1,026
Time Warner Telecom, Inc., Class A*	1,000	20,290
Vonage Holdings Corp.*	560	1,288
Windstream Corp.	5,790	75,386

		1,595,302

Wireless Telecommunication Services (0.5%)
Centennial Communications Corp.*	7,970	74,041
Rural Cellular Corp., Class A*^	400	17,636
Syniverse Holdings, Inc.*	10,560	164,525
Telephone & Data Systems, Inc.	2,690	168,394
USA Mobility, Inc.*	510	7,293

		431,889

Total Telecommunication Services		2,027,191

Utilities (1.1%)
Electric Utilities (0.3%)
El Paso Electric Co.*^	4,520	115,577
Otter Tail Corp.^	1,160	40,136
Reliant Energy, Inc.*	1,480	38,835

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Number of Shares	Value (Note 1)
Unisource Energy Corp.	2,400	$75,720

		270,268

Gas Utilities (0.6%)
New Jersey Resources Corp.^	1,650	82,533
Northwest Natural Gas Co.^	3,860	187,827
South Jersey Industries, Inc.^	60	2,165
Southwest Gas Corp.	740	22,030
WGL Holdings, Inc.^	5,660	185,422

		479,977

Independent Power Producers & Energy Traders (0.0%)
Canadian Hydro Developers, Inc.*	900	5,836

Multi-Utilities (0.2%)
Avista Corp.	1,380	29,725
Black Hills Corp.^	720	31,752
Energy East Corp.	670	18,231
Vectren Corp.	1,120	32,491

		112,199

Total Utilities		868,280

Total Common Stocks (99.5%)
(Cost $84,091,385)		80,293,582

	Number of Warrants
WARRANT:
Materials (0.0%)
Metals & Mining (0.0%)
Redcorp Ventures Ltd., expiring 7/10/09* (Cost $—)	23,200	1,508

	Principal Amount
SHORT-TERM INVESTMENT:
Short-Term Investment of Cash Collateral for Securities Loaned (27.6%)
Morgan Stanley, Repurchase Agreement
4.70%, 1/2/08 (r)	$22,275,567	22,275,567

Time Deposit (1.3%)
JPMorgan Chase Nassau
3.51%, 1/2/08	1,057,949	1,057,949

Total Short-Term Investments (28.9%)
(Amortized Cost $23,333,516)		23,333,516

Total Investments (128.4%)
(Cost/Amortized Cost $107,424,901)		103,628,606
Other Assets Less Liabilities (-28.4%)		(22,931,571)

Net Assets (100%)		$80,697,035

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$139,849,891
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$77,133,385

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,920,547
Aggregate gross unrealized depreciation	(8,935,778)

Net unrealized depreciation	$(4,015,231)

Federal income tax cost of investments	$107,643,837

At December 31, 2007, the Portfolio had loaned securities with a total value of $21,434,649. This was secured by collateral of $22,275,567 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2007, the Portfolio incurred approximately $910 as brokerage commissions with Sanford C. Bernstein & Co. Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (13.7%)
Asset-Backed Securities (6.4%)
Aames Mortgage Investment Trust,
Series 06-1 A1
4.925%, 4/25/36 (b)(l)	$4,760	$4,750
ACE Securities Corp.,
Series 06-NC3 A2A
4.915%, 12/25/36 (b)(l)	63,670	61,823
Series 07-ASP2 A2A
4.955%, 6/25/37 (b)(l)	1,064,649	1,039,808
AmeriCredit Automobile Receivables Trust,
Series 07-CM A1
5.318%, 8/6/08	1,045,250	1,045,841
Amortizing Residential Collateral Trust,
Series 02-BC4 A
5.155%, 7/25/32 (b)(l)	1,269	1,240
Argent Securities, Inc.,
Series 06-M3 A2A
4.915%, 10/25/36 (b)(l)	212,044	208,128
Series 06-W1 A2A
4.945%, 3/25/36 (b)(l)	18,469	18,438
Series 06-W3 A2A
4.935%, 4/25/36 (b)(l)	33,961	33,889
Series 06-W5 A2A
4.905%, 6/25/36 (b)(l)	313,504	312,386
Asset Backed Funding Certificates,
Series 04-OPT5 A1
5.215%, 6/25/34 (b)(l)	258,634	248,903
Series 06-OPT3 A3A
4.925%, 11/25/36 (b)(l)	60,459	58,564
Bank One Issuance Trust,
Series 03-A3 A3
5.138%, 12/15/10 (l)	200,000	200,064
Bear Stearns Asset Backed Securities Trust,
Series 02-2 A1
5.195%, 10/25/32 (b)(l)	16,460	16,093
Series 04-BO1 1A1
5.065%, 9/25/34 (b)(l)	17,416	17,373
Series 05-4A
5.195%, 1/25/36 (b)(l)	22,554	22,105
Carrington Mortgage Loan Trust,
Series 06-NC5 A1
4.915%, 1/25/37 (b)(l)	1,194,589	1,168,688
Centex Home Equity,
Series 06-A AV1
4.915%, 6/25/36 (b)(l)	94,711	94,351
Chase Credit Card Master Trust,
Series 02-3 A
5.198%, 9/15/11 (l)	5,300,000	5,296,649
Series 03-3 A
5.138%, 10/15/10 (l)	200,000	200,053
Series 03-6 A
5.138%, 2/15/11 (l)	300,000	299,935
Chase Issuance Trust,
Series 05-A1 A1
5.038%, 12/15/10 (l)	100,000	100,002
Citibank Credit Card Issuance Trust,
Series 03-A1 A1
5.343%, 1/15/10 (l)	100,000	100,024
Series 03-A6 A6
2.900%, 5/17/10	2,600,000	2,582,374
Citigroup Mortgage Loan Trust, Inc.,
Series 06-WFH4 A1
4.915%, 11/25/36 (b)(l)	75,594	75,017
Series 07-AHL3 A3A
4.925%, 5/25/37 (b)(l)	2,274,757	2,158,723
Series 07-AMC2 A3A
4.945%, 1/25/37 (l)	842,443	800,574
Series 07-AMC4 A2A
4.925%, 5/25/37 (b)(l)	2,309,579	2,203,297
Countrywide Asset-Backed Certificates,
Series 06-1 AF1
4.995%, 7/25/36 (b)(l)	11,950	11,933
Series 06-4 2A1
4.935%, 7/25/36 (b)(l)	23,138	23,035
Series 06-6 2A2
5.045%, 9/25/36 (b)(l)	2,411,304	2,338,581
Series 06-8 2A1
4.895%, 1/25/46 (b)(l)	205,909	203,279
Series 06-11 3AV1
4.925%, 9/25/46 (b)(l)	62,178	61,471
Series 06-13 3AV1
4.915%, 1/25/37 (b)(l)	113,418	111,958
Series 06-15 A1
4.975%, 10/25/46 (b)(l)	191,911	187,729
Series 06-18 2A1
4.915%, 3/25/37 (b)(l)	658,780	642,854
Series 06-21 2A1
4.915%, 5/25/37 (b)(l)	66,560	64,963
Series 06-22 2A1
4.915%, 5/25/37 (b)(l)	70,769	69,771
Series 06-23 2A1
4.915%, 5/25/37 (b)(l)	1,228,313	1,196,331
Series 06-24 2A1
4.915%, 5/25/37 (b)(l)	1,347,837	1,321,582
Series 07-6 2A1
4.965%, 9/25/37 (b)(l)	731,554	715,664
Credit-Based Asset Servicing and Securitization LLC,
Series 07-CB6 A1
4.985%, 7/25/37 §(b)(l)	3,044,803	2,890,420
First Franklin Mortgage Loan Asset Backed Certificates,
Series 06-FF1 2A1
4.955%, 1/25/36 (b)(l)	85,769	85,338
Series 06-FF15 A3
4.915%, 11/25/36 (b)(l)	1,516,758	1,476,179
Series 06-FF16 2A1
4.915%, 12/25/36 (b)(l)	57,827	56,460
First NLC Trust,
Series 07-1 A1
4.935%, 8/25/37 §(b)(l)	2,355,390	2,309,754
First USA Credit Card Master Trust,
Series 98-6 A
5.156%, 4/18/11 (l)	2,100,000	2,100,781
Fremont Home Loan Trust,
Series 06-C 2A1
4.915%, 10/25/36 (b)(l)	55,085	53,547
Series 06-E 2A1
4.925%, 1/25/37 (b)(l)	141,982	138,414
GS Auto Loan Trust,
Series 07-1 A1
5.344%, 7/15/08	722,991	723,767
GSAMP Trust,
Series 06-HE7 A2A
4.905%, 10/25/46 (b)(l)	56,187	54,961
Series 06-S6 A1A
4.935%, 10/25/36 (b)(l)	13,805	12,999
HFC Household Home Equity Loan Asset Backed Certificates,
Series 06-4 A1V
5.019%, 3/20/36 (b)(l)	809,722	797,805
Home Equity Asset Trust,
Series 06-2 2A1
4.945%, 5/25/36 §(b)(l)	31,560	31,294

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
HSI Asset Securitization Corp. Trust,
Series 06-HE1 2A1
4.915%, 10/25/36 (b)(l)	$69,696	$66,509
Series 06-HE2 2A1
4.915%, 12/25/36 (b)(l)	1,313,081	1,264,540
Series 06-OPT1 2A1
4.945%, 12/25/35 (b)(l)	30,881	30,620
Series 07-WF1 2A1
4.925%, 5/25/37 (b)(l)	2,347,429	2,242,529
Indymac Residential Asset Backed Trust,
Series 06-A A1
4.955%, 3/25/36 (b)(l)	45,121	45,024
Series 06-D 2A1
4.915%, 11/25/36 (b)(l)	80,113	79,097
Series 06-E 2A1
4.925%, 4/25/37 (b)(l)	1,130,232	1,105,824
Series 07-A 2A1
4.995%, 4/25/37 (b)(l)	1,889,111	1,833,064
Series 07-B 2A1
4.945%, 7/25/37 (b)(l)	1,126,627	1,103,688
JP Morgan Mortgage Acquisition Corp.,
Series 06-CH1 A2
4.915%, 7/25/36 (b)(l)	95,189	93,468
Series 06-CW2 AV2
4.905%, 8/25/36 (b)(l)	34,028	33,459
Series 06-HE3 A2
4.935%, 11/25/36 (b)(l)	52,403	51,465
Series 06-WMC3 A2
4.915%, 8/25/36 (b)(l)	198,221	194,805
Series 07-CH4 A2
4.925%, 5/25/37 (b)(l)	1,343,789	1,301,101
Lehman ABS Mortgage Loan Trust,
Series 07-1 2A1
4.955%, 6/25/37 §(b)(l)	792,499	777,888
Lehman XS Trust,
Series 06-4N A1A
4.945%, 4/25/46 (l)	147,366	146,116
Series 06-9 A1A
4.935%, 5/25/46 (l)	89,387	88,710
Series 06-10N 1A1A
4.945%, 7/25/46 (l)	115,086	114,131
Series 06-16N A1A
4.945%, 11/25/46 (b)(l)	288,971	276,618
Long Beach Mortgage Loan Trust,
Series 05-WL2 3A1
5.045%, 8/25/35 (b)(l)	35,585	35,006
Series 06-3 2A1
4.925%, 5/25/46 (b)(l)	7,554	7,538
Series 06-10 2A1
4.905%, 11/25/36 (b)(l)	62,137	61,073
MASTR Asset Backed Securities Trust,
Series 06-HE5 A1
4.925%, 11/25/36 (b)(l)	1,213,928	1,181,777
Series 07-HE1 A1
4.945%, 5/25/37 (b)(l)	1,886,444	1,803,262
MBNA Master Credit Card Trust,
Series 98-E A
5.388%, 9/15/10 (l)	100,000	100,046
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 07-4 2A1
4.925%, 7/25/37 (b)(l)	2,198,262	2,121,922
Merrill Lynch Mortgage Investors, Inc.,
Series 06-AHL1 A2A
4.915%, 5/25/37 (b)(l)	132,335	130,510
Series 06-FF1 A2A
4.935%, 8/25/36 (b)(l)	508,193	501,096
Series 06-MLN1 A2A
4.935%, 7/25/37 (b)(l)	183,335	178,163
Series 06-RM3 A2A
4.895%, 6/25/37 (b)(l)	77,306	76,423
Morgan Stanley ABS Capital I,
Series 06-HE4 A1
4.905%, 6/25/36 (b)(l)	26,872	26,502
Series 06-HE7 A2A
4.915%, 9/25/36 (b)(l)	165,610	161,278
Series 06-HE8 A2A
4.915%, 10/25/36 (b)(l)	117,578	112,329
Series 06-NC5 A2A
4.905%, 10/25/36 (b)(l)	170,568	165,274
Series 06-WMC2 A2A
4.905%, 7/25/36 (b)(l)	497,553	489,109
Series 07-HE6 A1
4.925%, 5/25/37 (b)(l)	1,588,191	1,549,103
Series 07-NC3 A2A
4.925%, 5/25/37 (b)(l)	1,632,834	1,575,685
Morgan Stanley IXIS Real Estate Capital Trust,
Series 06-2 A1
4.915%, 11/25/36 (b)(l)	56,772	55,222
Nationstar Home Equity Loan Trust,
Series 07-C 2AV1
4.925%, 6/25/37 (b)(l)	1,981,089	1,960,743
Nelnet Student Loan Trust,
Series 04-3 A3
5.174%, 7/25/16 (l)	54,440	54,483
Series 04-4 A3
5.174%, 10/25/16 (l)	16,026	16,032
Newcastle Mortgage Securities Trust,
Series 06-1 A1
4.935%, 3/25/36 (b)(l)	24,498	24,313
Nomura Asset Acceptance Corp.,
Series 06-S1 A1
5.005%, 1/25/36 §(b)(l)	29,095	27,469
Option One Mortgage Loan Trust,
Series 06-2 2A1
4.915%, 7/25/36 (b)(l)	24,197	23,981
Park Place Securities, Inc.,
Series 05-WCW1 A1B
5.125%, 9/25/35 (b)(l)	17,021	16,691
Quest Trust,
Series 04-X2 A1
5.425%, 6/25/34 (b)(l)	84	84
Residential Asset Mortgage Products, Inc.,
Series 06-RS6 A1
4.935%, 11/25/36 (b)(l)	40,726	40,019
Residential Asset Securities Corp.,
Series 06-EMX4 A1
4.905%, 6/25/36 (b)(l)	148,227	146,141
Series 06-KS4 A1
4.905%, 6/25/36 (b)(l)	181,644	180,421
Series 06-KS9 AI1
4.935%, 11/25/36 (b)(l)	336,647	328,855
Series 07-KS3 AI1
4.975%, 4/25/37 (b)(l)	993,466	953,312
Securitized Asset Backed Receivables LLC Trust,
Series 06-NC3 A2A
4.915%, 9/25/36 (b)(l)	54,341	52,651
Series 07-BR5 A2A
4.995%, 5/25/37 (b)(l)	2,637,868	2,556,752
Series 07-HE1 A2A
4.925%, 12/25/36 (b)(l)	1,585,365	1,488,112
SLC Student Loan Trust,
Series 07-1 A1
4.849%, 2/15/15 (l)	2,124,143	2,120,293
SLM Student Loan Trust,
Series 06-5 A2
5.074%, 7/25/17 (l)	626,604	626,461

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Series 06-9 A2
5.084%, 4/25/17 (l)	$2,466,412	$2,452,923
Series 07-1 A1
5.054%, 4/25/12 (l)	260,344	260,426
Series 07-2 A1
5.064%, 4/25/14 (l)	3,054,876	3,050,975
Series 07-5 A1
5.074%, 7/25/13 (l)	2,666,599	2,664,931
Soundview Home Equity Loan Trust,
Series 06-EQ1 A1
4.915%, 10/25/36 (b)(l)	154,176	151,207
Series 06-WF1 A1A
4.965%, 10/25/36 (b)(l)	33,734	33,262
Structured Asset Investment Loan Trust,
Series 06-4 A3
4.915%, 7/25/36 (b)(l)	46,323	45,419
Structured Asset Securities Corp.,
Series 02-HF1 A
5.155%, 1/25/33 (b)(l)	2,155	2,115
Series 05-7XS 2A1A
4.900%, 4/25/35 (b)(l)	198,589	194,018
Series 05-S7 A1
4.995%, 12/25/35 §(b)(l)	27,882	27,850
Series 06-BC3 A2
4.915%, 10/25/36 (b)(l)	242,563	233,462
Series 06-OPT1 A3
4.975%, 4/25/36 (b)(l)	2,500,000	2,466,169
Wachovia Auto Owner Trust,
Series 07-A A1
5.340%, 7/18/08	571,881	572,458
WaMu Mortgage Pass-Through Certificates,
Series 06-HE5 2A1
4.925%, 9/15/08 (b)(l)	1,586,336	1,514,070
Wells Fargo Home Equity Trust,
Series 06-3 A1
4.915%, 1/25/37 (b)(l)	1,105,145	1,085,054

		82,601,088

Non-Agency CMO (7.3%)
American Home Mortgage Investment Trust,
Series 05-2 5A2
5.015%, 9/25/35 (l)	25,113	25,089
Banc of America Commercial Mortgage, Inc.,
Series 06-3 A4
5.889%, 7/10/44 (l)	5,900,000	6,130,189
Banc of America Funding Corp.,
Series 06-A 1A1
4.621%, 2/20/36 (l)	645,696	642,571
Series 06-J 4A1
6.144%, 1/20/47 (l)	890,921	877,232
Bear Stearns Adjustable Rate Mortgage Trust,
Series 03-8 2A1
4.779%, 1/25/34 (l)	23,241	22,920
Series 03-8 4A1
4.609%, 1/25/34 (l)	53,098	52,522
Series 04-10 21A1
4.876%, 1/25/35 (l)	5,776,838	5,773,897
Series 05-5 A2
4.550%, 8/25/35 (l)	1,693,015	1,661,100
Bear Stearns Alt-A Trust,
Series 05-7 22A1
5.527%, 9/25/35 (l)	3,991,359	3,930,730
Bear Stearns Asset Backed Securities Trust,
Series 06-IM1 A4
4.955%, 4/25/36 (b)(l)	35,887	35,616
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 98-C1 A2
6.440%, 6/16/30	181,491	181,672
Bear Stearns Structured Products, Inc.,
Series 07-R7 A1
5.065%, 1/25/37 †§(l)	3,510,937	3,474,802
Chevy Chase Mortgage Funding Corp.,
Series 07-2A A1
4.995%, 5/25/48 §(l)	2,349,907	2,122,976
Citigroup Commercial Mortgage Trust,
Series 06-FL2 A1
5.098%, 8/15/21 §(l)	48,005	46,414
Citigroup Mortgage Loan Trust, Inc.,
Series 05-6 A2
4.248%, 8/25/35 (l)	624,728	612,249
Series 05-6 A3
4.098%, 8/25/35 (l)	82,432	80,475
Series 05-11 A1A
4.900%, 12/25/35 (l)	66,645	65,723
Series 05-11 A2A
4.700%, 12/25/35 (l)	796,361	781,535
Commercial Mortgage Pass-Through Certificates,
Series 99-1 A2
6.455%, 5/15/32	160,022	160,489
Countrywide Alternative Loan Trust,
Series 03-J1 4A1
6.000%, 10/25/32	6,003	6,021
Series 05-61 2A1
5.145%, 12/25/35 (l)	47,898	46,467
Series 06-OA12 A1A
5.029%, 9/20/46 (l)	107,866	107,544
Series 06-OA22 A1
5.025%, 2/25/47 (l)	1,166,523	1,093,519
Series 07-OA7 A1A
5.045%, 2/25/47 (l)	173,153	163,382
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 02-30 M
7.214%, 10/19/32 (l)	12,138	12,119
Series 03-HYB3 7A1
3.777%, 11/19/33 (l)	63,241	61,778
Series 04-7 5A2
5.135%, 5/25/34 (l)	352	351
Series 05-R2 1AF1
5.205%, 6/25/35 §(l)	57,241	55,966
CS First Boston Mortgage Securities Corp.,
Series 02-P1A A
5.758%, 3/25/32 §(l)	3,538	3,412
Series 05-C6 A1
4.938%, 12/15/40	135,481	135,034
Deutsche ALT-A Securities, Inc., Alternate Loan Trust,
Series 07-1 1A1
4.955%, 8/25/37 (l)	2,273,705	2,251,354
First Horizon Alternative Mortgage Securities Trust,
Series 04-AA1 A1
4.728%, 6/25/34 (l)	126,421	125,215
First Horizon Mortgage Pass-Through Trust,
Series 05-AR3 2A1
5.372%, 8/25/35 (l)	708,251	705,201
GMAC Commercial Mortgage Securities, Inc.,
Series 06-C1 A4
5.238%, 11/10/45 (l)	5,900,000	5,860,145
Greenpoint Mortgage Funding Trust,
Series 05-AR5 1A1
5.135%, 11/25/45 (l)	88,639	83,251
Series 06-AR6 A1A
4.945%, 10/25/46 (l)	144,840	141,825
Greenwich Capital Commercial Funding Corp.,
Series 07-GG9 A4
5.444%, 3/10/39	11,800,000	11,869,666

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
GS Mortgage Securities Corp. II,
Series 06-FL8A A1
5.352%, 6/6/20 §(l)	$14,007	$14,002
Series 07-EOP A1
4.630%, 3/6/20 §(l)	856,665	818,927
Harborview Mortgage Loan Trust,
Series 05-2 2A1A
5.185%, 5/19/35 (l)	60,350	57,070
Series 06-1 2A1A
5.205%, 3/19/37 (l)	195,506	183,571
Series 06-12 2A11
5.055%, 1/19/38 (l)	103,705	102,474
Impac Secured Assets Corp.,
Series 06-4 A2A
4.945%, 1/25/37 (b)(l)	114,875	112,713
Indymac Index Mortgage Loan Trust,
Series 04-AR11 2A
5.047%, 12/25/34 (l)	415,988	411,511
JPMorgan Mortgage Trust,
Series 05-A1 6T1
5.023%, 2/25/35 (l)	2,457,591	2,407,080
MASTR Adjustable Rate Mortgages Trust,
Series 04-13 3A7
3.786%, 11/21/34 (l)	100,000	98,860
Series 07-3 22A1
4.975%, 5/25/47 (l)	321,091	318,795
Mellon Residential Funding Corp.,
Series 00-TBC3 A1
5.468%, 12/15/30 (l)	61,245	59,993
Series 01-TBC1 A1
5.378%, 11/15/31 (l)	244,723	237,894
Merrill Lynch Floating Trust,
Series 06-1 A1
5.098%, 6/15/22 §(l)	84,182	81,671
Merrill Lynch Mortgage Investors, Inc.,
Series 05-A10 A
5.075%, 2/25/36 (l)	1,750,559	1,684,704
MLCC Mortgage Investors, Inc.,
Series 05-2 1A
4.250%, 10/25/35 (l)	3,350,140	3,227,596
Series 05-2 2A
4.250%, 10/25/35 (l)	3,178,903	3,114,473
Series 05-2 3A
5.865%, 10/25/35 (l)	494,802	493,637
Series 05-3 4A
5.115%, 11/25/35 (l)	432,581	417,994
Series 05-3 5A
5.115%, 11/25/35 (l)	364,092	333,187
Residential Accredit Loans, Inc.,
Series 05-QO1 A1
5.165%, 8/25/35 (l)	92,741	87,577
Securitized Asset Sales, Inc.,
Series 93-6 A5
7.511%, 11/26/23 (l)	3,276	3,267
Sequoia Mortgage Trust,
Series 10 2A1
5.329%, 10/20/27 (l)	34,742	33,126
Structured Adjustable Rate Mortgage Loan Trust,
Series 04-1 4A2
4.580%, 2/25/34 (l)	137,539	136,651
Series 04-19 2A1
6.188%, 1/25/35 (l)	72,688	70,474
Series 05-17 3A1
5.535%, 8/25/35 (l)	358,113	355,403
Structured Asset Mortgage Investments, Inc.,
Series 04-AR5 1A1
5.295%, 10/19/34 (l)	145,487	142,753
Series 05-AR5 A1
5.215%, 7/19/35 (l)	281,219	279,175
Series 05-AR5 A2
5.215%, 7/19/35 (l)	643,037	635,704
Series 05-AR5 A3
5.215%, 7/19/35 (l)	1,225,391	1,179,297
Series 06-AR4 2A1
5.055%, 6/25/36 (l)	58,163	55,249
Series 06-AR7 A8
4.935%, 8/25/36 (l)	127,859	127,240
Series 07-AR3 1A1
4.965%, 9/25/47 (l)	1,263,610	1,253,254
Structured Asset Securities Corp.,
Series 06-11 A1
5.331%, 10/25/35 †§(l)	185,058	183,385
TBW Mortgage Backed Pass Through Certificates,
Series 06-4 A1B
4.965%, 9/25/36 (l)	28,528	28,203
Thornburg Mortgage Securities Trust,
Series 06-5 A1
4.985%, 9/25/46 (l)	625,978	611,774
Series 07-2 A2A
4.995%, 6/25/37 (l)	3,682,578	3,640,752
Wachovia Bank Commercial Mortgage Trust,
Series 06-WL7A A1
5.118%, 9/15/21 §(l)	3,214,899	3,165,997
Series 07-WHL8 A1
5.108%, 6/15/20 §(l)	2,257,173	2,266,066
WaMu Mortgage Pass-Through Certificate,
Series 02-AR2 A
5.483%, 2/27/34 (l)	16,693	16,333
Series 02-AR17 1A
5.988%, 11/25/42 (l)	25,204	24,418
Series 03-AR1 A5
4.551%, 3/25/33 (l)	5,058,793	4,963,435
Series 03-R1 A1
5.405%, 12/25/27 (l)	516,786	493,962
Series 04-AR1 A
4.229%, 3/25/34 (l)	6,030,708	5,964,865
Series 05-AR11 A1B1
5.155%, 8/25/45 (l)	11,738	11,655
Series 05-AR13 A1A1
5.155%, 10/25/45 (l)	421,299	395,857
Series 05-AR15 A1A1
5.125%, 11/25/45 (l)	95,361	90,000
Series 06-AR3 A1A
5.788%, 2/25/46 (l)	146,419	142,451
Series 06-AR7 3A
5.883%, 7/25/46	397,539	379,757
Series 06-AR9 1A
5.788%, 8/25/46 (l)	3,928,535	3,856,594
Series 06-AR15 2A
6.288%, 11/25/46 (l)	83,523	82,365
Wells Fargo Mortgage Backed Securities Trust,
Series 04-S A1
3.541%, 9/25/34 (l)	145,564	143,302
Series 05-AR10 2A12
4.109%, 6/25/35 (l)	111,459	111,041

		94,507,985

Total Asset-Backed and Mortgage-Backed Securities		177,109,073

Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
Harrah’s Operating Co., Inc.
7.500%, 1/15/09	100,000	103,857

Total Consumer Discretionary		103,857

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount		Value (Note 1)
Consumer Staples (0.2%)
Food & Staples Retailing (0.1%)
Wal-Mart Stores, Inc.
4.891%, 6/16/08 (l)		$1,100,000	$1,100,281

Food Products (0.0%)
Kraft Foods, Inc.
6.000%, 2/11/13		700,000	719,673

Tobacco (0.1%)
Reynolds American, Inc.
5.691%, 6/15/11 (l)		1,200,000	1,170,000

Total Consumer Staples			2,989,954

Energy (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Chesapeake Energy Corp.
2.500%, 5/15/37		4,400,000	4,889,500
El Paso Natural Gas Co.
8.375%, 6/15/32		50,000	58,570
Ras Laffan Liquefied Natural Gas Co., Ltd.
3.437%, 9/15/09 §		20,564	20,531
Tennessee Gas Pipeline Co.
8.375%, 6/15/32		150,000	173,739

Total Energy			5,142,340

Financials (5.1%)
Capital Markets (0.7%)
Bear Stearns Cos., Inc.
6.950%, 8/10/12		2,200,000	2,262,040
Goldman Sachs Group, Inc.
4.924%, 12/23/08 (l)		1,800,000	1,794,755
Lehman Brothers Holdings, Inc.
4.905%, 11/24/08 (l)		100,000	98,449
4.934%, 12/23/08 (l)		1,800,000	1,769,331
Merrill Lynch & Co., Inc.
5.191%, 10/23/08 (l)		800,000	789,214
Morgan Stanley
4.972%, 11/21/08 (l)		300,000	297,805
4.925%, 5/7/09 (l)		2,200,000	2,172,742

			9,184,336

Commercial Banks (1.5%)
American Express Bank FSB/Utah
5.252%, 6/12/09 (l)		2,400,000	2,391,290
4.956%, 6/22/09 (l)		1,600,000	1,595,032
Bank of Ireland
4.951%, 12/19/08 (l)		2,500,000	2,498,485
5.016%, 12/18/09 (l)		400,000	398,848
Charter One Bank N.A.
5.115%, 4/24/09 (l)		2,100,000	2,091,358
Commonwealth Bank of Australia
4.555%, 6/8/09 §(l)		100,000	99,952
Credit Agricole S.A./London
5.053%, 5/28/09 §(l)		2,300,000	2,300,911
DnB NOR Bank ASA
5.313%, 10/13/09 §(l)		400,000	400,192
HSBC Capital Funding LP
10.176%, 12/29/49 §(l)		100,000	126,249
HSBC Holdings plc
5.375%, 12/20/12	EUR	120,000	177,067
Rabobank Capital Funding II
5.260%, 12/29/49 §(l)		$100,000	93,168
Rabobank Capital Funding Trust III
5.254%, 12/29/49 §(l)		120,000	107,404
Rabobank
5.263%, 1/15/09 §(l)		200,000	199,726
Royal Bank of Scotland Group plc
7.092%, 10/29/49 (l)	EUR	400,000	580,177
Royal Bank of Scotland plc
5.230%, 7/21/08 §(l)		$100,000	99,969
Santander U.S. Debt S.A. Unipersonal
4.970%, 9/19/08 §(l)		100,000	99,657
5.201%, 11/20/09 §(l)		1,800,000	1,777,862
UBS AG/Connecticut
5.875%, 12/20/17		1,100,000	1,107,749
UniCredito Luxembourg Finance S.A.
5.143%, 10/24/08 §(l)		500,000	499,012
Wachovia Bank N.A./North Carolina
5.194%, 12/2/10 (l)		600,000	595,340
5.015%, 2/23/09 (l)		800,000	798,034
Westpac Banking Corp./New York
4.500%, 6/6/08 (l)		1,800,000	1,799,053

			19,836,535

Consumer Finance (0.3%)
Ford Motor Credit Co. LLC
7.875%, 6/15/10		700,000	645,867
7.250%, 10/25/11		1,600,000	1,385,854
7.800%, 6/1/12		100,000	87,666
GMAC LLC
6.034%, 9/23/08 (l)		2,300,000	2,221,959

			4,341,346

Diversified Financial Services (2.6%)
Atlantic & Western Reinsurance Ltd.,
Series B
10.979%, 1/9/09 (b)(l)		300,000	302,760
Atlas Reinsurance plc
8.690%, 1/10/10 †(b)(l)	EUR	3,400,000	5,044,790
Bank of America N.A.
4.966%, 12/18/08 (l)		$300,000	299,799
5.133%, 6/12/09 (l)		2,400,000	2,394,393
C10 Capital SPV Ltd.
6.722%, 12/31/49 §(l)		200,000	184,072
Citigroup Capital XXI
8.300%, 12/21/57 (l)		1,300,000	1,357,448
Citigroup Funding, Inc.
4.896%, 4/23/09 (l)		2,100,000	2,087,234
Citigroup, Inc.
4.944%, 5/2/08 (l)		200,000	199,936
4.898%, 12/26/08 (l)		400,000	398,319
5.024%, 1/30/09 (l)		200,000	198,355
4.873%, 12/28/09 (l)		1,800,000	1,767,218
General Electric Capital Corp.
5.065%, 10/24/08 (l)		300,000	299,470
5.173%, 12/12/08 (l)		200,000	199,910
5.095%, 10/26/09 (l)		300,000	299,267
6.375%, 11/15/67 (l)		10,900,000	11,254,054
Green Valley Ltd.
4.770%, 1/10/12 †		1,500,000	2,197,462
JPMorgan Chase & Co.
4.915%, 6/26/09 (l)		200,000	199,091
Petroleum Export Ltd.
5.265%, 6/15/11 §		75,484	74,623
Rockies Express Pipeline LLC
5.776%, 8/20/09 §(l)		3,900,000	3,901,061
Vita Capital III Ltd.
5.849%, 1/1/12 †(b)(l)		300,000	295,617

			32,954,879

Total Financials			66,317,096

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount		Value (Note 1)
Government Securities (131.1%)
Agency ABS (0.0%)
Federal Home Loan Mortgage Corp.
5.125%, 8/25/31 (b)(l)		$18,450	$18,462
Small Business Administration Participation Certificates,
Series 03-20I 1
5.130%, 9/1/23		35,672	35,991
Series 04-20C 1
4.340%, 3/1/24		224,421	215,352
Series 05-20B 1
4.625%, 2/1/25		246,793	243,086

			512,891

Agency CMO (3.1%)
Federal Home Loan Mortgage Corp.
4.500%, 11/15/13		781,890	780,210
5.500%, 5/15/16		2,135,659	2,155,082
4.500%, 5/15/17		123,198	123,141
5.000%, 1/15/18		243,531	244,537
5.258%, 2/15/19 (l)		9,861,556	9,806,036
5.178%, 7/15/19 (l)		4,627,511	4,606,550
5.000%, 2/15/20		1,490,889	1,496,484
5.000%, 8/15/20		1,506,694	1,517,284
5.178%, 10/15/20 (l)		4,636,205	4,615,810
4.000%, 3/15/23		48,371	48,187
4.000%, 10/15/23		92,277	91,689
5.000%, 5/15/27		3,130,222	3,149,920
6.500%, 4/15/29		62,533	65,392
5.378%, 12/15/29 (l)		8,018	8,017
5.378%, 12/15/30 (l)		87,797	87,719
6.500%, 7/25/43		17,899	18,397
6.063%, 10/25/44 (l)		29,924	29,983
6.063%, 2/25/45 (l)		535,914	534,540
Federal National Mortgage Association
4.669%, 5/25/35 (l)		600,000	604,845
6.000%, 10/1/36		1,317,589	1,338,267
4.925%, 12/25/36 (l)		146,938	144,126
5.500%, 6/1/37		7,999,995	7,990,980
5.215%, 5/25/42 (l)		67,772	66,660
5.950%, 2/25/44		231,487	233,086

			39,756,942

Foreign Governments (0.9%)
Export-Import Bank of China
5.250%, 7/29/14 §		150,000	149,961
Export-Import Bank of Korea
5.214%, 6/1/09 (l)		2,300,000	2,303,487
France Government Bond OAT
4.000%, 4/25/55	EUR	200,000	258,250
Hong Kong Government International Bond
5.125%, 8/1/14 §		$250,000	255,742
Kingdom of Spain
4.200%, 1/31/37	EUR	100,000	134,086
Republic of Italy
3.800%, 3/27/08	JPY	64,000,000	576,471
Republic of Panama
9.625%, 2/8/11		$75,000	84,975
Republic of South Africa
5.250%, 5/16/13	EUR	50,000	72,189
6.500%, 6/2/14		$100,000	105,750
Sweden Government Bond
3.500%, 12/1/28	SEK	20,000,000	4,573,645
United Kingdom Gilt Inflation Linked
2.500%, 5/20/09	GBP	400,000	2,110,036
United Mexican States
6.750%, 9/27/34		$186,000	205,437

			10,830,029

Municipal Bonds (0.5%)
Buckeye Tobacco Settlement Financing Authority
5.750%, 6/1/34		500,000	475,265
6.000%, 6/1/42		800,000	782,984
5.875%, 6/1/47		400,000	381,524
Golden State Tobacco Securitization Corp.
5.125%, 6/1/47		300,000	251,901
5.750%, 6/1/47		2,100,000	1,958,565
New York City Municipal Water Finance Authority
4.750%, 6/15/38		100,000	100,759
5.000%, 6/15/38		1,300,000	1,350,557
Tobacco Settlement Finance Authority of West Virginia
7.467%, 6/1/47		1,400,000	1,344,560

			6,646,115

U.S. Government Agencies (36.1%)
Federal Home Loan Mortgage Corp.
7.046%, 11/1/23 (l)		28,542	28,873
4.539%, 1/1/34 (l)		124,703	127,035
6.000%, 8/1/36		994,803	1,009,761
6.757%, 7/1/36 (l)		6,721,362	6,865,954
6.700%, 9/1/36 (l)		7,463,640	7,617,038
6.681%, 10/1/36 (l)		8,172,233	8,389,174
6.000%, 11/1/36		24,193,821	24,557,597
5.500%, 12/1/36		1,985,479	1,981,630
6.000%, 2/1/37		985,519	1,000,337
6.000%, 3/1/37		790,711	802,519
5.500%, 4/1/37		75,124,710	74,969,622
6.000%, 4/1/37		995,755	1,010,625
5.000%, 5/1/37		560,372	546,782
6.000%, 5/1/37		12,116,432	12,298,411
6.000%, 6/1/37		986,573	1,001,407
6.000%, 7/1/37		1,988,966	2,018,669
6.000%, 8/1/37		21,783,975	22,111,212
6.000%, 9/1/37		10,857,215	11,019,353
5.500%, 10/1/37		1,982,446	1,978,353
6.000%, 10/1/37		4,976,680	5,051,000
5.500%, 11/1/37		298,771	298,154
6.000%, 11/1/37		3,097,598	3,143,856
Federal National Mortgage Association
5.000%, 1/1/17		42,387	42,480
5.000%, 2/1/18		244,162	244,772
5.000%, 8/1/18		298,286	299,032
5.000%, 9/1/18		150,811	151,188
5.000%, 10/1/18		108,555	108,826
5.000%, 8/1/19		32,914	32,975
6.000%, 10/1/21		2,114,121	2,164,818
6.000%, 7/1/22		1,826,196	1,869,016
6.000%, 9/1/22		7,461,660	7,636,618
6.000%, 6/1/31		50,832	51,848
6.000%, 2/1/32		38,031	38,791
5.500%, 7/1/34		332,864	332,882
4.186%, 11/1/34 (l)		688,070	694,518
4.678%, 1/1/35 (l)		102,256	101,874
4.535%, 7/1/35 (l)		648,683	649,550
5.500%, 9/1/35		146,076	145,987
6.000%, 12/1/35		4,901,440	4,980,133
6.000%, 1/1/36		548,123	556,923
6.000%, 2/1/36		4,299,886	4,367,367
5.000%, 3/1/36		945,740	923,300
5.000%, 5/1/36		3,724,859	3,636,477
6.000%, 8/1/36		448,697	455,739
6.000%, 9/1/36		561,586	570,399
5.500%, 10/1/36		960,215	959,178
6.000%, 10/1/36		1,579,266	1,604,050
5.500%, 11/1/36		3,114,478	3,111,113
6.000%, 11/1/36		455,564	462,713
5.000%, 12/1/36		24,975	24,374

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount		Value (Note 1)
5.500%, 12/1/36		$1,121,151	$1,119,939
6.000%, 12/1/36		1,585,537	1,610,420
5.000%, 1/1/37		253,796	247,690
5.500%, 1/1/37		479,901	479,382
6.000%, 1/1/37		988,934	1,004,454
5.500%, 2/1/37		33,682,570	33,644,660
6.000%, 2/1/37		1,804,183	1,832,311
5.500%, 3/1/37		2,040,753	2,038,453
6.000%, 3/1/37		497,528	505,269
5.000%, 4/1/37		1,701,833	1,660,560
5.500%, 4/1/37		4,977,249	4,971,640
6.000%, 4/1/37		554,328	562,953
5.500%, 5/1/37		36,042,349	36,001,734
6.000%, 5/1/37		4,936,930	5,013,742
5.500%, 6/1/37		25,196,760	25,168,367
6.000%, 6/1/37		646,586	656,646
5.500%, 7/1/37		24,703,763	24,675,925
6.000%, 7/1/37		21,725,535	22,063,557
6.000%, 8/1/37		3,851,094	3,911,013
5.500%, 9/1/37		36,467,381	36,426,286
6.000%, 10/1/37		6,572,593	6,674,853
5.500%, 11/1/37		90	90
6.000%, 11/1/37		8,719,536	8,855,200
5.500%, 12/1/37		999,960	998,833
6.063%, 3/1/44 (l)		1,061,658	1,063,073
6.063%, 7/1/44 (l)		25,527	25,608
6.063%, 10/1/44 (l)		59,326	59,550
5.500%, 1/15/38 TBA		7,200,000	7,191,000
6.000%, 1/15/38 TBA		100,000	101,531
Government National Mortgage Association
6.000%, 8/15/32		134,528	137,979
6.000%, 2/15/33		148,673	152,400
6.000%, 10/15/33		17,456	17,894
6.000%, 1/15/34		56,994	58,410
6.500%, 6/15/36		336,828	347,944
6.500%, 7/15/36		1,525,838	1,578,253
6.500%, 10/15/36		27,678	28,591
6.500%, 11/15/36		83,128	85,871
6.500%, 12/15/36		1,176,089	1,214,901
6.500%, 1/15/37		27,384	28,285
6.500%, 6/15/37		734,469	758,623
6.500%, 7/15/37		413,753	427,359
5.500%, 8/15/37		977,644	984,859
6.500%, 8/15/37		6,981,911	7,211,518
6.500%, 9/15/37		332,811	343,756
Small Business Administration,
Series P10A
4.504%, 2/1/14		94,025	91,148

			466,076,833

U.S. Treasuries (90.5%)
U.S. Treasury Bonds Inflation Indexed
2.375%, 1/15/25		99,663,120	104,630,729
2.000%, 1/15/26		66,382,998	66,113,350
2.375%, 1/15/27		65,555,430	69,324,867
3.625%, 4/15/28		78,343,569	99,251,509
3.875%, 4/15/29		49,340,836	65,284,094
U.S. Treasury Notes Inflation Indexed
3.625%, 1/15/08		777,900	778,090
3.875%, 1/15/09		14,091,880	14,508,027
4.250%, 1/15/10		14,797,688	15,789,592
0.875%, 4/15/10		75,856,284	75,601,483
3.500%, 1/15/11		25,953,510	27,912,195
2.375%, 4/15/11		18,946,971	19,749,262
2.000%, 4/15/12		102,086,496	105,803,057
3.000%, 7/15/12		128,173,650	138,818,087
1.875%, 7/15/13		93,933,073	96,795,120
2.000%, 1/15/14		19,560,872	20,204,249
2.000%, 7/15/14		34,558,800	35,706,256
1.875%, 7/15/15		43,429,668	44,267,730
2.000%, 1/15/16		33,032,688	33,899,796
2.500%, 7/15/16		13,526,890	14,425,157
2.375%, 1/15/17		60,540,781	63,884,690
2.625%, 7/15/17		50,695,000	54,699,094

			1,167,446,434

Total Government Securities			1,691,269,244

Industrials (0.0%)
Airlines (0.0%)
United Air Lines, Inc.,
Series 01-1
6.602%, 9/1/13		19,460	19,363

Total Industrials			19,363

Materials (0.2%)
Chemicals (0.0%)
Nalco Co.
8.875%, 11/15/13^		200,000	208,500

Containers & Packaging (0.0%)
Packaging Corp. of America
4.375%, 8/1/08		143,000	141,685

Paper & Forest Products (0.2%)
Weyerhaeuser Co.
5.884%, 9/24/09 (l)		1,900,000	1,900,722

Total Materials			2,250,907

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.3%)
AT&T, Inc.
4.978%, 2/5/10 (l)		3,600,000	3,567,819
Deutsche Telekom International Finance B.V.
8.125%, 5/29/12	EUR	76,000	122,123
France Telecom S.A.
6.750%, 3/14/08 (b)		139,000	203,822

			3,893,764

Wireless Telecommunication Services (0.2%)
America Movil S.A.B. de C.V.
4.958%, 6/27/08 (l)		$1,800,000	1,791,000

Total Telecommunication Services			5,684,764

Utilities (0.0%)
Electric Utilities (0.0%)
Nevada Power Co., Series L
5.875%, 1/15/15		150,000	149,069

Gas Utilities (0.0%)
Sonat, Inc.
7.625%, 7/15/11		35,000	35,783

Multi-Utilities (0.0%)
NiSource Finance Corp.
5.585%, 11/23/09 (l)		100,000	99,034

Total Utilities			283,886

Total Long-Term Debt Securities (151.2%)
(Cost $1,933,868,368)			1,951,170,484

SHORT-TERM INVESTMENTS:
Commercial Paper (28.0%)
Abbey National North America LLC
4.25%, 1/7/08 (p)		26,900,000	26,877,770
ABN-AMRO North America Financial, Inc.
4.68%, 3/10/08 (p)		600,000	594,594

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Bank of Scotland plc
4.76%, 3/19/08 (p)	$26,800,000	$26,522,888
Bank of Scotland plc/Australia
5.43%, 1/23/08 (p)	9,050,000	9,018,731
Barclays U.S. Funding Corp.
5.09%, 1/25/08 (p)	455,000	453,397
4.72%, 3/17/08 (p)	32,800,000	32,472,328
CBA Delaware Finance, Inc.
4.65%, 3/6/08 (p)	24,200,000	23,995,268
Citibank Omni Master
5.92%, 1/25/08 §(p)	6,100,000	6,075,007
DnB NOR Bank ASA
5.12%, 1/25/08 (n)(p)	10,500,000	10,462,776
4.82%, 2/1/08 §(p)	24,200,000	24,096,746
General Electric Capital Corp.
3.75%, 1/2/08 (p)	26,400,000	26,394,500
Intesa Funding LLC
4.57%, 2/1/08 (p)	22,700,000	22,608,191
Royal Bank of Scotland plc
5.00%, 1/28/08 (p)	27,000,000	26,895,399
Skandinaviska Enskilda Banken AB
4.77%, 3/20/08 §(p)	33,600,000	33,247,872
UBS Finance Delaware LLC
5.00%, 1/28/08 (p)	25,000,000	24,903,147
Unicredito Italiano Bank/Ireland
4.76%, 3/19/08 §(p)	33,200,000	32,856,712
Westpac Securities NZ Ltd.
5.09%, 1/25/08 (n)(p)	8,600,000	8,569,688
4.74%, 3/20/08 §(p)	26,300,000	26,025,954

Total Commercial Paper		362,070,968

Government Securities (9.2%)
Federal Home Loan Bank
4.48%, 1/4/08 (o)(p)	72,300,000	72,264,019
Federal National Mortgage Association
4.28%, 1/11/08 (o)(p)	46,100,000	46,039,852

Total Government Securities		118,303,871

Short-Term Investment of Cash Collateral for Security Loaned (0.0%)
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	215,000	215,000

Time Deposit (0.3%)
JPMorgan Chase Nassau
3.51%, 1/2/08	3,926,830	3,926,830

Total Short-Term Investments (37.5%)
(Cost/Amortized Cost $484,509,755)		484,516,669

	Number of Contracts
OPTIONS PURCHASED:
Call Options Purchased (0.0%)
EURO vs USD
June 2008 @ $1.35*	2,700,000	21,329
July 2008 @ $ 1.39*	3,900,000	356,449
Federal Home Loan Mortgage Corp.
February 2008 @ $104.00*	340,000	—
U.S. 10 Year Treasury Note Futures
March 2008 @ $134.00*	781	12,203
U.S. Long Bond
March 2008 @ $140.00*	300	4,687
U.S. Treasury Bill Futures
February 2008 @ $137.00*	1,050	16,406
February 2008 @ $138.00*	78	1,219
USD vs BRL
February 2008 @ $124.00*	350	5,469

		417,762

Put Options Purchased (0.1%)
3 Month EURO EURIBOR
December 2008 @ $ 93.5*	214	$—
March 2009 @ $93.25*	150	—
90 Day EURODollar Futures
March 2008 @ $93.00*	366	2,287
September 2008 @ $ 92.25*	13	81
December 2008 @ $ 92.00*	1,065	6,656
December 2008 @ $ 92.50*	607	3,794
December 2008 @ $ 92.75*	1,092	6,825
EURO vs USD
June 2008 @ $1.35*	2,700,000	302,863
July 2008 @ $1.39*	3,900,000	182,008
European ULSD Rotterdam Swap Futures
March 2008 @ $93.00*	470	—
June 2008 @ $92.38*	217	—
June 2008 @ $92.75*	110	—
Federal National Mortgage Association
March 2008 @ $86.00*	7,000,000	154
U.S. Treasury Notes Inflation Indexed
January 2008 @ $69.00*	10,000,000	—
January 2008 @ $89.00*	60,000,000	—
January 2008 @ $89.50*	17,000,000	—
January 2008 @ $90.50*	50,000,000	—
January 2008 @ $92.00*	55,000,000	—
January 2008 @ $92.00*	75,000,000	—
February 2008 @ $85.00*	75,000,000	—
February 2008 @ $94.50*	60,000,000	—
February 2008 @ $99.50*	30,000,000	6,300

		510,968

Total Options Purchased (0.1%)
(Cost $777,105)		928,730

Total Investments before Options Written (188.8%)
(Cost/Amortized Cost $ 2,419,155,228)		2,436,615,883

OPTIONS WRITTEN:
Call Options Written (-0.1%)
U.S. 10 Year Treasury Note Futures
March 2008 @ $111.00*	(310)	(881,562)
March 2008 @ $113.00*	(429)	(670,313)
March 2008 @ $115.00*	(276)	(219,937)

		(1,771,812)

Put Options Written (-0.0%)
U.S. 10 Year Treasury Note Futures
March 2008 @ $106.00*	(253)	(3,953)
March 2008 @ $108.00*	(429)	(26,813)
March 2008 @ $110.00*	(556)	(139,000)

		(169,766)

Total Options Written (-0.1%)
(Premium Received $ 1,104,966)		(1,941,578)

Total Investments before Securities Sold Short (188.7%)
(Cost /Amortized Cost $ 2,418,050,262)		2,434,674,305

	Principal Amount
SECURITIES SOLD SHORT:
U.S. Government Agencies (-12.5%)
Federal Home Loan Mortgage Corp.
5.000%, 1/15/38 TBA	$(490,938)	(487,813)
5.500%, 1/15/38 TBA	(44,068,750)	(43,903,728)
6.000%, 1/15/38 TBA	(86,138,250)	(86,045,542)
Federal National Mortgage Association
5.000%, 1/1/23 TBA	(5,713,000)	(5,658,625)
6.000%, 1/1/38 TBA	(11,817,500)	(11,868,250)
Government National Mortgage Association
5.500%, 1/15/38 TBA	(898,875)	(906,469)

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
6.500%, 1/15/38 TBA	$(11,884,531)	$(11,873,750)

Total Securities Sold Short (-12.5%)
(Proceeds Received $ 161,011,844)		(160,744,177)

Total Investments (176.2%)
(Cost/Amortized Cost $ 2,257,038,418)		2,273,930,128
Other Assets Less Liabilities (-76.2%)		(983,642,786)

Net Assets (100%)		$1,290,287,342

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $11,196,056 or 0.87% of net assets) valued at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2007, the market value of these securities amounted to $150,990,676 or 11.70% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2007.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ABS	—	Asset-Backed Security
CMO	—	Collateralized Mortgage Obligation
EUR	—	European Currency Unit
GBP	—	British Pound
JPY	—	Japanese Yen
SEK	—	Swedish Krona
TBA	—	Security is subject to delayed delivery.

At December 31, 2007 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/07	Unrealized Appreciation/ (Depreciation)
3 Month EURO EURIBOR	56	September-08	$19,624,833	$19,578,312	$(46,521)
3 Month EURO EURIBOR	434	December-08	151,860,137	151,842,956	(17,181)
3 Month EURO EURIBOR	288	March-09	100,845,025	100,841,097	(3,928)
3 Month EURO EURIBOR	288	June-09	100,916,890	100,877,940	(38,950)
3 Month EURO EURIBOR	225	September-09	78,870,818	78,810,891	(59,927)
3 Month EURO EURIBOR	100	December-09	34,985,029	35,012,442	27,413
90 Day Sterling	432	March-08	101,547,900	101,494,323	(53,577)
90 Day Sterling	148	June-08	34,805,781	34,885,364	79,583
90 Day Sterling	295	September-08	69,326,237	69,711,185	384,948
90 Day Sterling	203	December-08	47,903,044	48,056,617	153,573
90 Day Sterling	118	March-09	27,869,842	27,960,813	90,971
90 Day Sterling	177	June-09	41,809,257	41,936,816	127,559
EURODollar	43	March-08	10,212,500	10,294,737	82,237
EURODollar	156	June-08	37,163,812	37,539,450	375,638
EURODollar	772	December-08	185,021,587	186,495,900	1,474,313
EURODollar	1,379	March-09	329,750,550	333,131,925	3,381,375
EURODollar	772	June-09	184,661,012	186,264,300	1,603,288
EURODollar	772	September-09	184,445,850	185,955,500	1,509,650
JPY 10 Year Bonds	5	March-08	6,120,369	6,123,171	2,802

					$9,073,266

Sales
EURO-BUND	113	March-08	$19,066,139	$18,687,090	$379,049
U.S. 5 Year Treasury Notes	362	March-08	39,728,047	39,921,813	(193,766)
U.S. 10 Year Treasury Notes	156	March-08	17,649,938	17,688,938	(39,000)
U.S. Long Bonds	1,500	March-08	174,830,609	174,562,500	268,109

					$414,392

					$9,487,658

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

At December 31, 2007 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
European Union, expiring 1/17/08	80,000	$115,103,600	$116,993,866	$1,890,266
European Union, expiring 1/17/08	2,800	4,032,310	4,094,785	62,475
Mexican Peso, expiring 3/13/08	8,863	811,137	808,143	(2,994)
Mexican Peso, expiring 3/13/08	8,040	736,000	733,048	(2,952)
Mexican Peso, expiring 3/13/08	8,961	820,000	817,010	(2,990)
Mexican Peso, expiring 3/13/08	8,982	821,000	818,958	(2,042)
Mexican Peso, expiring 3/13/08	8,960	820,000	816,951	(3,049)
Mexican Peso, expiring 3/13/08	5,437	498,000	495,708	(2,292)
Mexican Peso, expiring 3/13/08	5,720	524,000	521,497	(2,503)
Mexican Peso, expiring 3/13/08	5,632	516,000	513,531	(2,469)
Mexican Peso, expiring 3/13/08	10,337	947,000	942,477	(4,523)
Mexican Peso, expiring 7/10/08	238,896	21,278,692	21,544,173	265,481
Mexican Peso, expiring 7/10/08	11,084	1,000,000	999,597	(403)
Mexican Peso, expiring 7/10/08	51,881	4,717,000	4,678,777	(38,223)
Malaysian Ringgit, expiring 5/21/08	2,942	872,000	892,992	20,992

				$2,174,774

Foreign Currency Sell Contracts
British Pound, expiring 1/31/08	4,425	$8,933,964	$8,801,384	$132,580
British Pound, expiring 1/31/08	5,200	10,451,428	10,342,869	108,559
European Union, expiring 1/17/08	2,201	3,157,889	3,218,794	(60,905)
European Union, expiring 1/17/08	1,500	2,156,106	2,193,635	(37,529)
European Union, expiring 1/17/08	88,895	130,300,958	130,002,122	298,836
Mexican Peso, expiring 3/13/08	85,953	7,795,000	7,837,086	(42,086)
Mexican Peso, expiring 3/13/08	224,740	20,600,000	20,491,463	108,537
Japanese Yen, expiring 2/7/08	85,379	769,187	767,289	1,898
Swedish Krona, expiring 3/06/08	30,089	4,707,732	4,657,805	49,927
Swiss Franc, expiring 3/6/08	427	380,655	378,553	2,102

				$561,919

				$2,736,693

Options written for the year ended December 31, 2007 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding—January 1, 2007	230	$123,237
Options Written	3,869	1,542,631
Options Terminated in Closing Purchase Transactions	(1,297)	(369,401)
Options Expired	(549)	(191,501)
Options Exercised	—	—

Options Outstanding—December 31, 2007	2,253	$1,104,966

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,645,396,631
Long-term U.S. Treasury securities	11,053,635,155

$12,699,031,786

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,174,859,284
Long-term U.S. Treasury securities	10,360,444,385

$11,535,303,669

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,047,731
Aggregate gross unrealized depreciation	(7,332,006)

Net unrealized appreciation	$2,715,725

Federal income tax cost of investments	$2,433,900,158

At December 31, 2007, the Portfolio had loaned securities with a total value of $210,817. This was secured by collateral of $215,000 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio utilized capital loss carryforward of $3,716,976 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (59.7%)
Asset-Backed Securities (24.4%)
Advanta Business Card Master Trust,
Series 05-A3 A3
4.700%, 10/20/11	$15,000,000	$15,038,769
Aegis Asset Backed Securities Trust,
Series 06-1 A1
4.945%, 1/25/37 (b)(l)	7,836,159	7,629,852
American Express Credit Account Master Trust,
Series 03-2 A
5.138%, 10/15/10 (l)	15,000,000	15,004,860
AmeriCredit Automobile Receivables Trust,
Series 05-DA A3
4.870%, 12/6/10	7,419,219	7,414,624
Amresco Residential Securities Mortgage Loan Trust,
Series 98-2 M1F
6.745%, 6/25/28 (b)(l)	44,368	39,743
Asset Backed Funding Certificates,
Series 01-AQ1 M1
6.863%, 5/20/32 (b)(l)	83,193	79,613
Banc of America Securities Auto Trust,
Series 06-G1 A3
5.180%, 6/18/10	17,850,000	17,913,653
Capital Auto Receivables Asset Trust,
Series 04-2 C
4.160%, 1/15/10	3,665,000	3,654,487
Series 07-4A A4
5.300%, 5/15/14	11,620,000	11,757,302
Capital One Multi-Asset Execution Trust,
Series 03-C1 C1
7.578%, 3/15/11 (l)	250,000	251,442
Carmax Auto Owner Trust,
Series 05-2 A3
4.210%, 1/15/10	4,336,699	4,326,545
Centex Home Equity,
Series 04-D MV3
5.865%, 9/25/34 (b)(l)	250,000	230,747
Chase Issuance Trust,
Series 05-A7 A7
4.550%, 3/15/13	20,600,000	20,752,141
Series 07-A15 A
4.960%, 9/17/12	18,035,000	18,327,643
Chase Manhattan Auto Owner Trust,
Series 05-B A3
4.840%, 7/15/09	1,912,321	1,911,905
Series 05-B A4
4.880%, 6/15/12	9,500,000	9,512,874
Citibank Credit Card Issuance Trust,
Series 03-A3 A3
3.100%, 3/10/10	11,375,000	11,341,540
Series 05-B1 B1
4.400%, 9/15/10	17,750,000	17,695,898
Series 05-C5 C5
4.950%, 10/25/10	15,400,000	15,315,465
CIT Equipment Collateral,
Series 05-EF1 A3
4.420%, 5/20/09	1,311,608	1,311,399
CNH Equipment Trust,
Series 06-A A3
5.200%, 8/16/10	16,707,381	16,726,289
Countrywide Asset-Backed Certificates,
Series 06-20 2A1
4.915%, 4/25/37 (b)(l)	10,154,971	9,942,475
Daimler Chrysler Auto Trust,
Series 05-B A4
4.200%, 7/8/10	14,475,000	14,428,838
Series 06-B A3
5.330%, 8/8/10	10,731,427	10,765,780
Series 06-C A3
5.020%, 7/8/10	17,300,000	17,345,205
Series 06-C A4
4.980%, 11/8/11	18,087,000	18,241,447
Series 06-D A3
4.980%, 2/8/11	18,275,000	18,337,574
DVI Receivables Corp.,
Series 03-1 D1†
7.182%, 3/14/11 (l)	160,268	—
Ford Credit Auto Owner Trust,
Series 05-A A4
3.720%, 10/15/09	3,517,156	3,499,323
Series 05-C A3
4.300%, 8/15/09	6,201,205	6,190,869
Series 06-C A4A
5.150%, 2/15/12	14,995,000	15,151,018
Series 07-B A3A
5.150%, 11/15/11	16,910,000	17,077,034
Fremont Home Loan Trust,
Series 05-E 2A2
5.035%, 1/25/36 (b)(l)	4,025,976	4,018,566
GCO Slims Trust,
Series 06-1A
5.720%, 3/1/22 (b)	7,762,200	7,684,578
Harley-Davidson Motorcycle Trust,
Series 06-2 A2
5.350%, 3/15/13	24,000,000	24,245,318
Honda Auto Receivables Owner Trust,
Series 07-1 A3
5.100%, 3/18/11	20,820,000	20,964,676
Household Automotive Trust,
Series 05-2 A3
4.370%, 5/17/10	2,643,749	2,638,515
Lehman ABS Manufactured Housing Contract,
Series 02-A A
5.478%, 6/15/33 (l)	42,335	41,723
Long Beach Auto Receivables Trust,
Series 05-A A3
4.080%, 6/15/10	5,062,019	5,043,069
Morgan Stanley ABS Capital I,
Series 04-HE4 M3
6.365%, 5/25/34 †(b)(l)	159,287	148,137
National City Auto Receivables Trust,
Series 04-A A4
2.880%, 5/15/11	13,942,628	13,827,586
Nissan Auto Receivables Owner Trust,
Series 06-B A3
5.160%, 2/15/10	9,705,072	9,724,334
Series 06-C A4
5.450%, 6/15/12	14,505,000	14,755,265
Onyx Acceptance Owner Trust,
Series 05-B A3
4.180%, 3/15/10	1,547,209	1,543,671
SLM Student Loan Trust,
Series 05-8 A4
4.250%, 1/25/28	34,225,000	33,937,510
Triad Auto Receivables Owner Trust,
Series 04-A A4
2.500%, 9/13/10	4,271,871	4,223,516
USAA Auto Owner Trust,
Series 07-1 A3
5.430%, 10/17/11	20,410,000	20,690,217
WFS Financial Owner Trust,
Series 04-1 A4
2.810%, 8/22/11	5,507,082	5,501,344

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
World Omni Auto Receivables Trust,
Series 05-A A4
3.820%, 11/14/11	$19,450,000	$19,343,745
Series 07-A A3
5.230%, 2/15/11	15,000,000	15,089,979
Series 07-B A3A
5.280%, 1/17/12	16,385,000	16,531,987

		547,170,090

Non-Agency CMO (35.3%)
Banc of America Commercial Mortgage, Inc.,
Series 04-5 A2
4.176%, 11/10/41	11,723,916	11,639,482
Banc of America Funding Corp.,
Series 04-B 5A1
5.219%, 11/20/34 (l)	22,309,974	22,132,181
Series 06-I 1A1
4.583%, 12/20/36 (l)	11,749,039	11,694,294
Banc of America Mortgage Securities, Inc.,
Series 03-I 1A1
7.409%, 10/25/33 (l)	36,797	37,531
Series 04-C 2A1
3.705%, 4/25/34 (l)	19,597,552	19,313,625
Bear Stearns Adjustable Rate Mortgage Trust,
Series 05-11 2A1
4.760%, 12/25/35 (l)	19,269,576	19,161,663
Chase Commercial Mortgage Securities Corp.,
Series 00-1 A2
7.757%, 4/15/32^	12,540,957	13,125,080
Chase Manhattan Bank-First Union National Bank,
Series 99-1 A2
7.439%, 8/15/31 (l)	17,296,854	17,890,152
Commercial Mortgage Acceptance Corp.,
Series 99-C1 A2
7.030%, 6/15/31	9,299,330	9,498,103
Countrywide Alternative Loan Trust,
Series 06-OC9 A1
4.940%, 12/25/36 (l)	8,915,033	8,794,446
Series 07-2CB 1A1
5.750%, 3/25/37	13,915,139	13,873,342
Credit Suisse Mortgage Capital Certificates,
Series 06-2 5A6
6.000%, 3/25/36	17,526,194	17,426,538
Series 06-C3 A1
4.991%, 6/15/38	14,225,465	14,206,326
CS First Boston Mortgage Securities Corp.,
Series 99-C1 A2
7.290%, 9/15/41	11,796,111	12,151,516
Series 00-C1 A2
7.545%, 4/15/62	15,000,000	15,677,271
DLJ Commercial Mortgage Corp.,
Series 98-CG1 A1B
6.410%, 6/10/31	4,145,805	4,146,979
Series 00-CKP1 A1B
7.180%, 11/10/33	18,780,423	19,784,533
First Horizon Mortgage Pass-Through Trust,
Series 03-AR4 2A1
4.402%, 12/25/33 (l)	13,537,723	13,453,996
First Union National Bank Commercial Mortgage Trust,
Series 00-C2 A2
7.202%, 10/15/32	16,152,237	17,039,111
GE Capital Commercial Mortgage Corp.,
Series 01-2 A2
5.850%, 8/11/33	8,208,844	8,315,213
GMAC Commercial Mortgage Securities, Inc.,
Series 98-C2 A2
6.420%, 5/15/35	11,188,253	11,218,409
Series 99-C1 A2
6.175%, 5/15/33 (l)	10,849,073	10,929,346
Series 99-C3 A2
7.179%, 8/15/36 (l)	14,674,803	15,126,049
GMAC Mortgage Corp. Loan Trust,
Series 03-J10 A1
4.750%, 1/25/19	20,627,566	20,260,486
GS Mortgage Securities Corp. II,
Series 05-GG4 A1P
5.285%, 7/10/39	7,398,847	7,402,327
GSR Mortgage Loan Trust,
Series 07-AR1 2A1
6.002%, 3/25/37 (l)	20,524,898	20,539,206
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 01-CIBC A3
6.260%, 3/15/33	11,186,338	11,603,803
JP Morgan Mortgage Trust,
Series 07-A1 2A1
4.753%, 7/25/35 (l)	24,237,771	24,194,931
Series 07-A1 5A1
4.766%, 7/25/35 (l)	22,246,066	22,193,952
LB-UBS Commercial Mortgage Trust,
Series 00-C3 B
7.950%, 3/15/32 (l)	12,000,000	12,781,912
Series 05-C2 A2
4.821%, 4/15/30	20,230,903	20,170,500
MASTR Asset Securitization Trust,
Series 06-1 4A1
5.750%, 2/25/21	18,325,677	18,592,981
Nomura Asset Securities Corp.,
Series 98-D6 A1B
6.590%, 3/15/30	7,615,040	7,632,715
Paine Webber Mortgage Acceptance Corp.,
Series 99-C1 A2
6.820%, 6/15/32	10,139,672	10,247,420
PNC Mortgage Acceptance Corp.,
Series 99-CM1 A1B
7.330%, 12/10/32 (l)	9,028,229	9,366,098
Residential Accredit Loans, Inc.,
Series 04-QS13 CB
5.000%, 9/25/19	22,689,416	22,128,323
Series 04-QS16 2A1
5.000%, 12/25/19	21,046,469	20,960,978
Series 06-QA9 A1
5.045%, 11/25/36 (l)	11,222,229	10,217,903
Residential Funding Mortgage Securities I, Inc.,
Series 05-SA2 1A
4.698%, 6/25/35 (l)	11,070,685	11,407,294
Series 05-SA5 2A
5.332%, 11/25/35 (l)	13,736,200	13,763,019
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 07-2 3A3
5.718%, 4/25/37 (l)	19,421,135	19,151,255
TIAA Seasoned Commercial Mortgage Trust,
Series 07-C4 A1
5.694%, 8/15/39 (l)	19,392,034	19,689,657
Wachovia Bank Commercial Mortgage Trust,
Series 06-C23 A1
5.203%, 1/15/45	19,391,571	19,401,521
WaMu Mortgage Pass Through Certificates,
Series 03-AR5 A6
3.695%, 6/25/33 (l)	13,855,221	13,810,949
Series 03-AR10 A4
4.056%, 10/25/33 (l)	774,374	772,986
Series 04-AR1 A
4.229%, 3/25/34 (l)	10,320,291	10,207,614

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Series 06-AR12 1A4
6.072%, 10/25/36 (l)	$19,997,984	$20,261,901
Series 07-HY3 4A1
5.350%, 3/25/37 (l)	23,626,323	23,517,408
Wells Fargo Mortgage Backed Securities Trust,
Series 05-AR2 2A1
4.544%, 3/25/35^ (l)	19,439,718	19,331,639
Series 05-AR16 6A3
5.000%, 10/25/35 (l)	20,215,921	20,154,794
Series 06-AR10 2A1
5.648%, 7/25/36 (l)	29,670,762	29,877,624
Series 07-8 2A7
6.000%, 7/25/37	24,694,146	24,965,868

		791,242,250

Total Asset-Backed and Mortgage-Backed Securities		1,338,412,340

Consumer Discretionary (1.0%)
Automobiles (0.3%)
Daimler Finance N.A. LLC
4.050%, 6/4/08	6,300,000	6,275,745

Media (0.7%)
British Sky Broadcasting Group plc
8.200%, 7/15/09	8,117,000	8,491,908
Time Warner Cable, Inc.
5.400%, 7/2/12^§	8,300,000	8,316,683

		16,808,591

Total Consumer Discretionary		23,084,336

Consumer Staples (0.2%)
Food Products (0.2%)
Kraft Foods, Inc.
5.625%, 8/11/10	3,290,000	3,382,245

Total Consumer Staples		3,382,245

Energy (1.0%)
Energy Equipment & Services (0.2%)
Transocean, Inc.
5.250%, 3/15/13	4,260,000	4,269,440

Oil, Gas & Consumable Fuels (0.8%)
Anadarko Petroleum Corp.
3.250%, 5/1/08	6,925,000	6,878,852
Conoco Funding Co.
6.350%, 10/15/11	11,525,000	12,241,060

		19,119,912

Total Energy		23,389,352

Financials (4.5%)
Capital Markets (2.3%)
Goldman Sachs Group, Inc.
5.300%, 2/14/12	23,075,000	23,337,801
Lehman Brothers Holdings, Inc.
5.250%, 2/6/12^	12,000,000	11,873,856
Morgan Stanley
5.625%, 1/9/12	17,556,000	17,858,788

		53,070,445

Commercial Banks (0.4%)
Wachovia Bank N.A./North Carolina
5.800%, 12/1/08	8,250,000	8,334,694

Diversified Financial Services (1.4%)
Citigroup, Inc.
5.250%, 2/27/12^	11,950,000	12,042,194
General Electric Capital Corp.
4.125%, 9/1/09	19,585,000	19,535,842

		31,578,036

Insurance (0.4%)
Protective Life Secured Trusts
3.700%, 11/24/08	9,650,000	9,519,069

Total Financials		102,502,244

Government Securities (29.8%)
Agency CMO (5.4%)
Federal Home Loan Mortgage Corp.
5.500%, 6/15/26	30,700,000	31,144,413
6.000%, 4/15/27	21,488,347	21,799,571
5.500%, 6/15/27	15,000,082	15,203,413
5.500%, 10/15/27	15,953,230	16,167,605
5.500%, 11/15/29	13,218,685	13,405,193
Federal National Mortgage Association
5.500%, 6/25/30	23,036,705	23,346,933

		121,067,128

U.S. Government Agencies (7.7%)
Federal Home Loan Mortgage Corp.
4.772%, 5/1/35 (l)	14,112,664	14,283,770
4.767%, 9/1/35 (l)	12,817,102	12,812,114
5.775%, 6/1/37 (l)	16,933,078	17,215,980
Federal National Mortgage Association
6.500%, 4/1/21	12,907,768	13,383,741
4.487%, 5/1/33 (l)	310,546	309,961
5.684%, 6/1/34 (l)	51,467	51,818
4.285%, 7/1/34 (l)	204,626	204,109
4.595%, 12/1/34 (l)	7,551,309	7,505,315
4.500%, 1/1/35 (l)	7,282,773	7,241,430
4.519%, 4/1/35 (l)	8,442,394	8,381,625
4.631%, 5/1/35 (l)	13,517,467	13,448,010
4.654%, 5/1/35 (l)	6,199,960	6,141,108
4.905%, 6/1/35 (l)	17,643,991	17,617,789
4.732%, 7/1/35 (l)	14,266,021	14,235,123
4.752%, 7/1/35 (l)	9,297,836	9,285,844
5.159%, 7/1/35 (l)	11,228,519	11,238,564
4.821%, 12/1/35 (l)	19,305,292	19,316,752

		172,673,053

U.S. Treasuries (16.7%)
U.S. Treasury Notes
3.875%, 5/15/09^	99,065,000	100,102,116
4.000%, 8/31/09^	79,675,000	80,845,266
4.000%, 9/30/09^	59,890,000	60,844,527
3.625%, 10/31/09^	38,475,000	38,853,748
4.875%, 5/31/11	36,015,000	37,956,425
3.375%, 11/30/12	55,975,000	55,786,980

		374,389,062

Total Government Securities		668,129,243

Industrials (0.5%)
Aerospace & Defense (0.5%)
Goodrich Corp.
7.500%, 4/15/08^	11,525,000	11,592,133

Total Industrials		11,592,133

Telecommunication Services (1.1%)
Diversified Telecommunication Services (0.7%)
Deutsche Telekom
International Finance B.V.
3.875%, 7/22/08^	11,600,000	11,515,297
Telefonica Europe B.V.
7.750%, 9/15/10	3,975,000	4,254,653

		15,769,950

Wireless Telecommunication Services (0.4%)
Vodafone Group plc
5.350%, 2/27/12	8,150,000	8,206,879

Total Telecommunication Services		23,976,829

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Utilities (0.7%)
Electric Utilities (0.3%)
Ohio Edison Co.
4.000%, 5/1/08	$6,650,000	$6,622,336

Multi-Utilities (0.4%)
Energy East Corp.
6.750%, 6/15/12	7,641,000	8,105,894

Total Utilities		14,728,230

Total Long-Term Debt Securities (98.5%)
(Cost $2,194,668,483)		2,209,196,952

SHORT-TERM INVESTMENTS:
Commercial Paper (0.7%)
Jupiter Securitization Corp.
6.01%, 1/10/08 (n)(p)	16,039,000	16,012,268

Short-Term Investments of Cash Collateral for Securities Loaned (10.0%)
Banco de Sabadell S.A.
5.19%, 4/23/09 (l)	3,000,000	3,000,000
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	40,000,000	40,000,000
Bear Stearns Cos., Inc.
4.63%, 3/23/09 (l)	10,000,000	10,000,000
Credit Suisse (USA) LLC, Repurchase Agreement
4.69%, 1/2/08 (r)	20,000,000	20,000,000
MassMutual Global Funding II
4.40%, 3/26/10 (l)	13,000,000	13,000,000
Monumental Global Funding Ltd.
5.07%, 5/24/10 (l)	13,000,000	13,000,000
Morgan Stanley, Repurchase Agreement
4.70%, 1/2/08 (r)	104,713,534	104,713,534
Pricoa Global Funding I
4.37%, 9/22/08 (l)	2,000,000	2,000,000
Principal Life Income Fund Trust 29
4.40%, 3/22/10 (l)	4,000,000	4,000,000
Swedbank AB/New York
5.15%, 4/16/08 (l)	4,000,000	4,000,000
Tango Finance Corp.
4.38%, 6/25/09 (l)	9,994,575	9,994,575

Total Short-Term Investments of Cash Collateral for Securities Loaned		223,708,109

Time Deposit (2.7%)
JPMorgan Chase Nassau
3.51%, 1/2/08	59,386,002	59,386,002

Total Short-Term Investments (13.4%)
(Cost/Amortized Cost $299,109,053)		299,106,379

Total Investments (111.9%)
(Cost/Amortized Cost $2,493,777,536)		2,508,303,331
Other Assets Less Liabilities (-11.9%)		(266,080,414)

Net Assets (100%)		$2,242,222,917

†	Securities (totaling $148,137 or 0.01% of net assets) valued at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2007, the market value of these securities amounted to $8,316,683 or 0.37% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
^	All, or a portion of security out on loan (See Note 1).
(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

CMO — Collateralized Mortgage Obligation

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,591,793,254
Long-term U.S. Treasury securities	1,547,092,445

$3,138,885,699

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,228,908,343
Long-term U.S. Treasury securities	1,457,059,940

$2,685,968,283

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$17,969,651
Aggregate gross unrealized depreciation	(3,866,311)

Net unrealized appreciation	$14,103,340

Federal income tax cost of investments	$2,494,199,991

At December 31, 2007, the Portfolio had loaned securities with a total value of $343,352,015. This was secured by collateral of $223,708,109 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $125,485,326 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $4,546,511 which expires in the year 2014.

The Portfolio utilized capital loss carryforward of $ 916,950 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.9%)
Auto Components (0.9%)
Aftermarket Technology Corp.*	15,500	$422,530
American Axle & Manufacturing Holdings, Inc.	43,800	815,556
ArvinMeritor, Inc.^	55,600	652,188
Cooper Tire & Rubber Co.	37,600	623,408
Drew Industries, Inc.*^	13,100	358,940
Exide Technologies, Inc.*^	48,600	388,800
Hayes Lemmerz International, Inc.*^	76,100	347,777
Lear Corp.*	55,300	1,529,598
Modine Manufacturing Co.	25,300	417,703
Spartan Motors, Inc.^	25,800	197,112
Superior Industries International, Inc.^	16,500	299,805
Tenneco, Inc.*	39,000	1,016,730
Visteon Corp.*^	86,500	379,735

		7,449,882

Automobiles (0.1%)
Monaco Coach Corp.^	14,050	124,764
Winnebago Industries, Inc.^	23,300	489,766

		614,530

Distributors (0.2%)
LKQ Corp.*^	64,000	1,345,280
Source Interlink Cos., Inc.*^	18,829	54,227

		1,399,507

Diversified Consumer Services (1.6%)
Bright Horizons Family Solutions, Inc.*^	18,400	635,536
Capella Education Co.*	6,800	445,128
Coinstar, Inc.*	24,000	675,600
Corinthian Colleges, Inc.*^	71,200	1,096,480
DeVry, Inc.	37,300	1,938,108
INVESTools, Inc.*	34,900	619,126
Jackson Hewitt Tax Service, Inc.^	21,000	666,750
Matthews International Corp., Class A	23,000	1,078,010
Pre-Paid Legal Services, Inc.*	7,250	401,287
Regis Corp	32,700	914,292
Sotheby’s, Inc.	44,196	1,683,868
Steiner Leisure Ltd.*	13,700	604,992
Stewart Enterprises, Inc., Class A^	85,200	758,280
Strayer Education, Inc.	9,200	1,569,336

		13,086,793

Hotels, Restaurants & Leisure (2.6%)
Ambassadors Group, Inc.^	8,850	162,043
Ameristar Casinos, Inc.	21,300	586,602
Bally Technologies, Inc.*	42,300	2,103,156
Bob Evans Farms, Inc.	28,300	762,119
CBRL Group, Inc.	17,600	570,064
CEC Entertainment, Inc.*	27,500	713,900
Chipotle Mexican Grill, Inc., Class B*	22,000	2,707,100
Churchill Downs, Inc.^	7,200	388,584
CKE Restaurants, Inc.^	55,400	731,280
Gaylord Entertainment Co.*	34,400	1,392,168
IHOP Corp.^	15,200	556,016
Jack in the Box, Inc.*	48,400	1,247,268
Jamba, Inc.*^	41,600	153,920
Landry’s Restaurants, Inc.^	9,400	185,180
Life Time Fitness, Inc.*^	24,000	1,192,320
Morgans Hotel Group Co.*^	16,300	314,264
Morton’s Restaurant Group, Inc.*^	12,600	117,558
MTR Gaming Group, Inc.*^	27,300	185,367
P.F. Chang’s China Bistro, Inc.*	19,000	433,960
Pinnacle Entertainment, Inc.*	50,550	1,190,958
Red Robin Gourmet Burgers, Inc.*	10,500	335,895
Ruby Tuesday, Inc.	45,400	442,650
Sonic Corp.*^	52,400	1,147,560
Speedway Motorsports, Inc.	8,232	255,851
Texas Roadhouse, Inc., Class A*^	34,600	382,676
Vail Resorts, Inc.*^	23,300	1,253,773
WMS Industries, Inc.*	32,500	1,190,800

		20,703,032

Household Durables (0.9%)
American Greetings Corp., Class A^	44,350	900,305
Beazer Homes USA, Inc.^	31,300	232,559
Champion Enterprises, Inc.*^	65,700	618,894
Ethan Allen Interiors, Inc.^	27,300	778,050
Furniture Brands International, Inc.^	38,700	389,322
Helen of Troy Ltd.*	24,300	416,502
Hovnanian Enterprises, Inc., Class A*^	38,350	274,969
La-Z-Boy, Inc.^	65,400	518,622
Tempur-Pedic International, Inc.^	53,767	1,396,329
Tupperware Brands Corp.	49,200	1,625,076
Universal Electronics, Inc.*	10,400	347,776

		7,498,404

Internet & Catalog Retail (0.7%)
1-800-FLOWERS.COM, Inc., Class A*^	27,800	242,694
Blue Nile, Inc.*^	10,700	728,242
FTD Group, Inc.	19,900	256,312
Netflix, Inc.*^	30,500	811,910
Priceline.com, Inc.*^	24,516	2,815,908
Shutterfly, Inc.*^	15,300	391,986

		5,247,052

Leisure Equipment & Products (0.5%)
Arctic Cat, Inc.^	19,300	230,442
Callaway Golf Co.^	58,200	1,014,426
JAKKS Pacific, Inc.*^	22,500	531,225
MarineMax, Inc.*^	14,100	218,550
Polaris Industries, Inc.^	22,200	1,060,494
RC2 Corp.*	12,700	356,489
Smith & Wesson Holding Corp.*^	21,400	130,540
Sturm Ruger & Co., Inc.*^	16,300	134,964

		3,677,130

Media (1.7%)
Arbitron, Inc.^	22,700	943,639
Belo Corp., Class A	71,600	1,248,704
Charter Communications, Inc., Class A*^	317,300	371,241
Cinemark Holdings, Inc.^	22,400	380,800
Citadel Broadcasting Corp.^	145,883	300,519
Cox Radio, Inc., Class A*^	30,000	364,500
Emmis Communications Corp., Class A*^	39,678	152,760
Entercom Communications Corp., Class A^	25,100	343,619
Entravision Communications Corp., Class A*	1,900	14,877
GateHouse Media, Inc.^	28,000	245,840
Gemstar-TV Guide International, Inc.*	177,800	846,328
Gray Television, Inc.^	26,300	210,926
Harris Interactive, Inc.*^	44,100	187,866
Interactive Data Corp.^	29,617	977,657

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Journal Communications, Inc., Class A	37,700	$337,038
Knology, Inc.*	18,800	240,264
Lee Enterprises, Inc.^	37,100	543,515
Live Nation, Inc.*^	52,717	765,451
Marvel Entertainment, Inc.*^	38,900	1,039,019
Mediacom Communications Corp., Class A*^	41,883	192,243
Morningstar, Inc.*^	9,500	738,625
National CineMedia, Inc.	35,830	903,274
Scholastic Corp.*	27,600	962,964
Sinclair Broadcast Group, Inc., Class A^	38,808	318,614
TiVo, Inc.*^	77,990	650,437
Valassis Communications, Inc.*^	28,700	335,503
Value Line, Inc.^	4,800	193,248

		13,809,471

Multiline Retail (0.0%)
Fred’s, Inc., Class A^	32,030	308,449

Specialty Retail (2.2%)
Aaron Rents, Inc.^	37,650	724,386
Aeropostale, Inc.*	48,875	1,295,187
Asbury Automotive Group, Inc.	21,500	323,575
Bebe Stores, Inc.^	25,001	321,513
Blockbuster, Inc., Class A*^	143,900	561,210
Borders Group, Inc.^	39,500	420,675
Brown Shoe Co., Inc	30,525	463,064
Casual Male Retail Group, Inc.*	21,400	110,852
Charlotte Russe Holding, Inc.*^	20,300	327,845
Charming Shoppes, Inc.*^	87,700	474,457
Childrens Place Retail Stores, Inc.*^	15,000	388,950
Christopher & Banks Corp.^	26,175	299,704
Collective Brands, Inc.*	48,900	850,371
Dress Barn, Inc.*	37,700	471,627
Genesco, Inc.*	19,300	729,540
Group 1 Automotive, Inc.^	19,567	464,716
Gymboree Corp.*	24,500	746,270
Hibbett Sports, Inc.*^	26,025	519,979
J. Crew Group, Inc.*^	31,200	1,504,152
Jo-Ann Stores, Inc.*^	20,735	271,214
Men’s Wearhouse, Inc.	43,418	1,171,418
NexCen Brands, Inc.*^	33,700	163,108
Pacific Sunwear of California, Inc.*	57,400	809,914
Pep Boys - Manny, Moe & Jack^	28,700	329,476
Rent-A-Center, Inc.*	52,400	760,848
Sally Beauty Holdings, Inc.*^	74,900	677,845
Select Comfort Corp.*^	38,550	270,236
Sonic Automotive, Inc., Class A^	23,200	449,152
Stage Stores, Inc.	32,025	473,970
Talbots, Inc.^	30,400	359,328
Wet Seal, Inc., Class A*^	67,500	157,275
Zale Corp.*^	34,320	551,179
Zumiez, Inc.*^	10,400	253,344

		17,696,380

Textiles, Apparel & Luxury Goods (1.5%)
Carter’s, Inc.*^	40,980	792,963
Columbia Sportswear Co.^	11,100	489,399
Deckers Outdoor Corp.*	9,000	1,395,540
Fossil, Inc.*	31,900	1,339,162
Heelys, Inc.*^	19,100	132,936
Iconix Brand Group, Inc.*^	40,550	797,213
Kellwood Co.^	19,700	327,808
Lululemon Athletica, Inc.*^	12,200	577,914
Oxford Industries, Inc.^	12,300	316,971
Quiksilver, Inc.*^	93,900	805,662
Skechers U.S.A., Inc., Class A*	16,300	318,013
Steven Madden Ltd*	16,450	329,000
Timberland Co., Class A*	39,500	714,160
Under Armour, Inc., Class A*^	16,883	737,281
Volcom, Inc.*^	11,700	257,751
Warnaco Group, Inc.*	34,600	1,204,080
Wolverine World Wide, Inc.^	45,200	1,108,304

		11,644,157

Total Consumer Discretionary		103,134,787

Consumer Staples (3.2%)
Beverages (0.2%)
Central European Distribution Corp.*^	28,250	1,640,760
Food & Staples Retailing (1.1%)
Andersons, Inc.^	12,000	537,600
Arden Group, Inc., Class A^	1,300	201,097
Casey’s General Stores, Inc.	37,000	1,095,570
Great Atlantic & Pacific Tea Co., Inc.*^	15,720	492,508
Longs Drug Stores Corp.	26,896	1,264,112
Nash Finch Co.^	10,750	379,260
Pantry, Inc.*^	18,300	478,179
Performance Food Group Co.*	29,400	789,978
Ruddick Corp.^	32,900	1,140,643
Spartan Stores, Inc.^	12,400	283,340
United Natural Foods, Inc.*^	30,200	957,944
Weis Markets, Inc.	9,900	395,406
Winn-Dixie Stores, Inc.*	27,400	462,238

		8,477,875

Food Products (1.3%)
Chiquita Brands International, Inc.*^	32,800	603,192
Darling International, Inc.*	68,800	795,328
Flowers Foods, Inc .	47,780	1,118,530
Fresh Del Monte Produce, Inc.*^	21,800	732,044
Green Mountain Coffee Roasters, Inc.*^	13,800	561,660
Hain Celestial Group, Inc.*^	31,800	1,017,600
Lancaster Colony Corp.^	20,500	813,850
Lance, Inc.^	24,000	490,080
Maui Land & Pineapple Co., Inc.*^	3,700	107,707
Pilgrim’s Pride Corp.^	34,200	990,090
Ralcorp Holdings, Inc.*^	20,880	1,269,295
Sanderson Farms, Inc.	13,500	456,030
Synutra International, Inc.*^	14,000	422,800
Tootsie Roll Industries, Inc.^	22,372	613,440
TreeHouse Foods, Inc.*	23,483	539,874

		10,531,520

Household Products (0.1%)
Central Garden & Pet Co., Class A*	52,760	282,794
Spectrum Brands, Inc.*^	29,900	159,367
WD-40 Co	11,100	421,467

		863,628

Personal Products (0.3%)
American Oriental Bioengineering, Inc.*^	40,100	444,308
Chattem, Inc.*^	13,200	997,128
Mannatech, Inc.^	20,700	130,824
Nu Skin Enterprises, Inc., Class A	33,437	549,370
Revlon, Inc., Class A*	450,800	531,944
Tiens Biotech Group USA, Inc.*^	28,500	66,690

		2,720,264

Tobacco (0.2%)
Universal Corp.^	18,900	968,058

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Vector Group Ltd.^	30,436	$610,546

		1,578,604

Total Consumer Staples		25,812,651

Energy (6.6%)
Energy Equipment & Services (2.6%)
Allis Chalmers Energy, Inc.*^	22,900	337,775
Atwood Oceanics, Inc.*	19,900	1,994,776
Basic Energy Services, Inc.*^	32,700	717,765
Bristow Group, Inc.*	14,700	832,755
CARBO Ceramics, Inc.^	16,900	628,680
Complete Production Services, Inc.*	34,200	614,574
Dril-Quip, Inc.*	21,300	1,185,558
Exterran Holdings, Inc.*	37,990	3,107,582
Grey Wolf, Inc.*^	129,000	687,570
Gulf Island Fabrication, Inc.	10,400	329,784
GulfMark Offshore, Inc.*	18,300	856,257
Hercules Offshore, Inc.*	63,800	1,517,164
Hornbeck Offshore Services, Inc.*^	15,000	674,250
ION Geophysical Corp.*^	60,000	946,800
Lufkin Industries, Inc.^	11,400	653,106
Matrix Service Co.*	17,700	386,214
NATCO Group, Inc.*	13,900	752,685
Oil States International, Inc.*^	38,100	1,299,972
Parker Drilling Co.*^	81,600	616,080
RPC, Inc.^	20,025	234,493
Union Drilling, Inc.*^	12,500	197,125
W-H Energy Services, Inc.*	20,900	1,174,789
Willbros Group, Inc.*	20,800	796,432

		20,542,186

Oil, Gas & Consumable Fuels (4.0%)
Alpha Natural Resources, Inc.*	52,500	1,705,200
Arena Resources, Inc.*^	21,600	900,936
Atlas America, Inc.	18,456	1,092,226
ATP Oil & Gas Corp.*	17,100	864,234
Berry Petroleum Co., Class A	31,600	1,404,620
Bill Barrett Corp.*^	24,700	1,034,189
Callon Petroleum Co.*^	11,150	183,417
Carrizo Oil & Gas, Inc.*^	18,700	1,023,825
Clayton Williams Energy, Inc.*	9,200	286,672
Clean Energy Fuels Corp.*	26,100	395,154
Comstock Resources, Inc.*	31,601	1,074,434
Crosstex Energy, Inc.	25,750	958,930
CVR Energy, Inc.*^	12,580	313,745
Delek U.S. Holdings, Inc.	12,100	244,783
Delta Petroleum Corp.*^	47,400	893,490
Encore Acquisition Co.*	33,500	1,117,895
Energy Partners Ltd.*^	21,547	254,470
EXCO Resources, Inc.*	43,000	665,640
General Maritime Corp.^	22,900	559,905
GeoGlobal Resources, Inc.*^	67,600	334,620
Golar LNG Ltd.	27,900	617,148
Goodrich Petroleum Corp.*^	12,400	280,488
Harvest Natural Resources, Inc.*^	29,600	370,000
International Coal Group, Inc.*	79,000	423,440
Mariner Energy, Inc.*	69,800	1,597,024
McMoRan Exploration Co.*^	24,000	314,160
Nordic American Tanker Shipping Ltd.^	21,500	705,630
Oilsands Quest, Inc.*^	90,300	368,424
Pacific Ethanol, Inc.*^	23,900	196,219
Parallel Petroleum Corp.*	25,100	442,513
Penn Virginia Corp.	26,800	1,169,284
PetroHawk Energy Corp.*^	109,802	1,900,673
Petroleum Development Corp.*	8,800	520,344
Rentech, Inc.*^	85,500	154,755
Rosetta Resources, Inc.*^	42,700	846,741
Ship Finance International Ltd.^	25,200	698,292
Stone Energy Corp.*	17,356	814,170
Swift Energy Co.*	23,900	1,052,317
U.S. BioEnergy Corp.*^	44,900	525,779
Uranium Resources, Inc.*^	41,800	521,664
USEC, Inc.*^	63,900	575,100
Verenium Corp.*^	36,000	179,640
Warren Resources, Inc.*^	32,600	460,638
Whiting Petroleum Corp.*	30,000	1,729,800
World Fuel Services Corp.^	20,800	603,824

		32,376,452

Total Energy		52,918,638

Financials (18.7%)
Capital Markets (1.7%)
Apollo Investment Corp.^	72,367	1,233,857
Ares Capital Corp.^	59,150	865,364
Calamos Asset Management, Inc., Class A	17,900	533,062
Cohen & Steers, Inc.^	12,250	367,133
FCStone Group, Inc.*^	8,850	407,366
GFI Group, Inc.*^	12,800	1,225,216
Greenhill & Co., Inc.^	15,280	1,015,814
Hercules Technology Growth Capital, Inc.	23,400	290,628
KBW, Inc.*^	18,400	470,856
Knight Capital Group, Inc., Class A*	78,800	1,134,720
MCG Capital Corp.^	42,200	489,098
NGP Capital Resources Co.^	13,771	215,241
optionsXpress Holdings, Inc.^	35,000	1,183,700
Penson Worldwide, Inc.*	20,500	294,175
Piper Jaffray Cos.*^	15,100	699,432
Sanders Morris Harris Group, Inc.^	8,000	82,000
Stifel Financial Corp.*^	12,600	662,382
SWS Group, Inc.	17,873	226,451
TICC Capital Corp.^	2,233	20,611
Waddell & Reed Financial, Inc.	52,900	1,909,161

		13,326,267

Commercial Banks (5.7%)
Alabama National Bancorp.	13,600	1,058,216
AMCORE Financial, Inc.^	18,500	419,950
AmericanWest Bancorp^	4,600	81,098
Ameris Bancorp^	8,240	138,844
Bancorp, Inc./Delaware*^	9,100	122,486
Banner Corp.^	14,400	413,712
Boston Private Financial Holdings, Inc.^	29,700	804,276
Capital City Bank Group, Inc.^	12,834	362,176
Capital Corp. of the West^	4,140	80,440
Cathay General Bancorp^	41,800	1,107,282
Centennial Bank Holdings, Inc.*^	44,200	255,476
Center Financial Corp.	7,400	91,168
Central Pacific Financial Corp.^	19,400	358,124
Chittenden Corp.	33,537	1,194,588
Citizens Republic Bancorp, Inc.^	68,629	995,807
City Bank/Washington^	14,496	325,000
Columbia Banking System, Inc.	12,914	383,933
Community Bancorp/Nevada*^	6,900	119,853
CVB Financial Corp.^	50,639	523,607
Enterprise Financial Services Corp.^	6,200	147,622
First Bancorp/North Carolina^	13,100	247,459
First Bancorp/Puerto Rico^	85,300	621,837
First Charter Corp.^	26,416	788,782

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
First Commonwealth Financial Corp.^	45,952	$489,389
First Community Bancorp, Inc./California^	20,700	853,668
First Community Bancshares, Inc./Virginia^	7,264	231,649
First Financial Bancorp^	26,583	303,046
First Financial Bankshares, Inc.^	16,844	634,177
First Financial Corp./Indiana^	13,800	391,092
First Midwest Bancorp, Inc./Illinois^	39,300	1,202,580
First Regional Bancorp/California*^	6,900	130,341
First South Bancorp, Inc./North Carolina^	3,108	68,967
First State Bancorp/New Mexico^	14,700	204,330
FirstMerit Corp.	62,933	1,259,289
FNB Corp./Pennsylvania^	48,300	710,010
Frontier Financial Corp.^	28,475	528,781
Glacier Bancorp, Inc.^	34,840	652,902
Hancock Holding Co.^	21,300	813,660
Hanmi Financial Corp.^	29,100	250,842
Harleysville National Corp.^	20,900	304,513
Heritage Commerce Corp.^	8,100	148,959
Horizon Financial Corp.^	6,375	111,180
IBERIABANK Corp.^	8,375	391,531
Independent Bank Corp./Massachusetts^	10,200	277,644
Independent Bank Corp./Michigan^	12,642	120,099
Integra Bank Corp.^	22,056	311,210
International Bancshares Corp.	44,091	923,266
Investors Bancorp, Inc.*^	40,860	577,760
Irwin Financial Corp.^	22,100	162,435
Lakeland Bancorp, Inc.^	19,492	225,912
Lakeland Financial Corp.^	8,400	175,560
Macatawa Bank Corp.^	7,027	60,362
MB Financial, Inc.^	29,245	901,623
Midwest Banc Holdings, Inc.^	11,650	144,693
National Penn Bancshares, Inc.^	35,476	537,107
NBT Bancorp, Inc.^	27,148	619,517
Old National Bancorp/Indiana^	53,140	794,975
Oriental Financial Group, Inc.	8,191	109,841
Pacific Capital Bancorp N.A.^	34,344	691,345
Park National Corp.^	7,774	501,423
Peoples Bancorp, Inc./Ohio	3,810	94,831
Pinnacle Financial Partners, Inc.*^	11,200	284,704
Preferred Bank/California^	6,000	156,120
PrivateBancorp, Inc.^	11,300	368,945
Prosperity Bancshares, Inc.^	28,800	846,432
Provident Bankshares Corp.^	23,659	506,066
Renasant Corp.^	19,125	412,526
Republic Bancorp, Inc./Kentucky, Class A^	16,268	268,910
Royal Bancshares of Pennsylvania, Inc.^	11,446	125,906
S&T Bancorp, Inc.^	20,460	565,514
Sandy Spring Bancorp, Inc.^	12,600	350,532
Seacoast Banking Corp. of Florida^	16,480	169,414
Security Bank Corp./Georgia^	7,000	63,980
Signature Bank/New York*	23,800	803,250
South Financial Group, Inc.^	59,400	928,422
Southside Bancshares, Inc.^	7,168	146,657
Southwest Bancorp, Inc./Oklahoma^	5,400	98,982
Sterling Bancorp/New York	9,362	127,698
Sterling Bancshares, Inc./Texas^	63,212	705,446
Sterling Financial Corp./Washington^	41,385	694,854
Suffolk Bancorp^	3,800	116,698
Sun Bancorp, Inc./New Jersey*^	14,662	231,366
Superior Bancorp*^	18,400	98,808
Susquehanna Bancshares, Inc.^	68,014	1,254,178
SVB Financial Group*^	21,300	1,073,520
SY Bancorp, Inc.^	12,075	289,076
Taylor Capital Group, Inc.^	11,100	226,440
Tompkins Financial Corp.^	100	3,880
Trustmark Corp.^	37,600	953,536
UCBH Holdings, Inc.^	77,300	1,094,568
UMB Financial Corp.	22,648	868,777
Umpqua Holdings Corp.^	52,128	799,644
Union Bankshares Corp./Virginia^	4,500	95,130
United Bankshares, Inc.^	30,100	843,402
United Community Banks, Inc./Georgia^	30,800	486,640
Washington Trust Bancorp, Inc.^	4,500	113,535
Westamerica Bancorp^	25,500	1,136,025
Western Alliance Bancorp*^	12,000	225,240
Wilshire Bancorp, Inc.	30,500	239,425
Wintrust Financial Corp.^	18,840	624,169

		45,950,660

Consumer Finance (0.2%)
Advanta Corp., Class B	24,900	200,943
Cash America International, Inc.	21,200	684,760
CompuCredit Corp.*^	18,600	185,628
QC Holdings, Inc.^	8,600	96,750
World Acceptance Corp.*^	13,100	353,438

		1,521,519

Diversified Financial Services (0.6%)
Asset Acceptance Capital Corp.^	23,800	247,758
Asta Funding, Inc.^	8,600	227,384
Financial Federal Corp.^	19,400	432,426
Heckmann Corp.*^	33,730	247,916
Hicks Acquisition Co. I, Inc.*	34,650	318,433
Interactive Brokers Group, Inc.*	32,000	1,034,240
MarketAxess Holdings, Inc.*^	27,900	357,957
NewStar Financial, Inc.*^	24,700	204,516
NRDC Acquisition Corp.*^	25,990	238,328
PICO Holdings, Inc.*^	11,000	369,820
Portfolio Recovery Associates, Inc.^	12,500	495,875
Primus Guaranty Ltd.^	36,000	252,360
Resource America, Inc., Class A^	4,800	70,416
Triplecrown Acquisition Corp.*	30,150	275,571

		4,773,000

Insurance (3.6%)
Alfa Corp.	20,700	448,569
Amtrust Financial Services, Inc.	20,500	282,285
Argo Group International Holdings Ltd.*	21,193	892,861
Aspen Insurance Holdings Ltd.	54,800	1,580,432
Assured Guaranty Ltd.	54,300	1,441,122
Castlepoint Holdings Ltd.	22,600	271,200
Commerce Group, Inc.	30,383	1,093,180
Crawford & Co., Class B*^	34,700	144,005
Delphi Financial Group, Inc., Class A	34,769	1,226,650
Employers Holdings, Inc.	48,390	808,597
Enstar Group, Ltd.*^	5,400	661,068
Flagstone Reinsurance Holdings Ltd.	26,600	369,740
Greenlight Capital Reinsurance Ltd., Class A*	15,000	311,850

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Harleysville Group, Inc.	11,300	$399,794
Hilb, Rogal & Hobbs Co.	27,317	1,108,251
Horace Mann Educators Corp.	34,900	661,006
Independence Holding Co.^	7,800	98,670
Infinity Property & Casualty Corp.^	14,800	534,724
IPC Holdings Ltd.	51,000	1,472,370
Max Capital Group Ltd.	48,300	1,351,917
Midland Co.	7,100	459,299
Montpelier Reinsurance Holdings Ltd.^	64,800	1,102,248
National Financial Partners Corp.^	30,300	1,381,983
National Western Life Insurance Co., Class A^	1,800	373,266
Navigators Group, Inc.*	9,450	614,250
Odyssey Reinsurance Holdings Corp.^	22,700	833,317
Phoenix Cos., Inc.^	95,000	1,127,650
Platinum Underwriters Holdings Ltd.	47,900	1,703,324
ProAssurance Corp.*	24,364	1,338,071
RLI Corp.	18,450	1,047,776
Safety Insurance Group, Inc.^	9,100	333,242
Security Capital Assurance Ltd.^	19,100	74,299
Selective Insurance Group, Inc.^	41,800	960,982
United America Indemnity Ltd., Class A*	19,700	392,424
United Fire & Casualty Co.	19,400	564,346
Zenith National Insurance Corp.	28,425	1,271,450

		28,736,218

Real Estate Investment Trusts (REITs) (5.9%)
Acadia Realty Trust (REIT)^	26,800	686,348
Agree Realty Corp. (REIT)	5,700	171,570
Alexander’s, Inc. (REIT)*^	1,500	529,875
Alexandria Real Estate Equities, Inc. (REIT)	21,100	2,145,237
American Campus Communities, Inc. (REIT)	16,700	448,395
American Financial Realty Trust (REIT)	102,200	819,644
Ashford Hospitality Trust, Inc. (REIT)^	90,280	649,113
BioMed Realty Trust, Inc. (REIT)	53,950	1,250,021
CapLease, Inc. (REIT)^	34,800	293,016
Cedar Shopping Centers, Inc. (REIT)	30,800	315,084
Chimera Investment Corp.	20,920	374,050
Corporate Office Properties Trust SBI/Maryland (REIT)	31,200	982,800
Cousins Properties, Inc. (REIT)^	27,500	607,750
Crystal River Capital, Inc. (REIT)^	20,800	300,352
DCT Industrial Trust, Inc. (REIT)^	143,610	1,337,009
Deerfield Capital Corp. (REIT)^	39,730	317,840
DiamondRock Hospitality Co. (REIT)	71,817	1,075,819
Digital Realty Trust, Inc. (REIT)^	42,700	1,638,399
DuPont Fabros Technology, Inc. (REIT)	21,970	430,612
EastGroup Properties, Inc. (REIT)	19,000	795,150
Entertainment Properties Trust (REIT)	21,900	1,029,300
Equity Lifestyle Properties, Inc. (REIT)	16,100	735,287
Equity One, Inc. (REIT)^	25,270	581,968
Extra Space Storage, Inc. (REIT)^	41,200	588,748
FelCor Lodging Trust, Inc. (REIT)	48,063	749,302
First Industrial Realty Trust, Inc. (REIT)^	33,800	1,169,480
Franklin Street Properties Corp. (REIT)^	41,800	618,640
Getty Realty Corp. (REIT)^	13,400	357,512
Glimcher Realty Trust (REIT)^	23,000	328,670
Gramercy Capital Corp./New York (REIT)^	15,500	376,805
Healthcare Realty Trust, Inc. (REIT)^	37,717	957,635
Hersha Hospitality Trust (REIT)	25,000	237,500
Highwoods Properties, Inc. (REIT)	40,400	1,186,952
Home Properties, Inc. (REIT)^	25,400	1,139,190
Inland Real Estate Corp. (REIT)^	42,500	601,800
LaSalle Hotel Properties (REIT)^	31,500	1,004,850
Lexington Realty Trust (REIT)^	47,699	693,543
Maguire Properties, Inc. (REIT)^	27,833	820,239
MFA Mortgage Investments, Inc. (REIT)	58,500	541,125
Mid-America Apartment Communities, Inc. (REIT)^	19,200	820,800
National Health Investors, Inc. (REIT)	14,700	410,130
National Retail Properties, Inc. (REIT)^	56,600	1,323,308
Nationwide Health Properties, Inc. (REIT)	64,400	2,020,228
Omega Healthcare Investors, Inc. (REIT)	47,000	754,350
Pennsylvania Real Estate Investment Trust (REIT)^	26,294	780,406
Post Properties, Inc. (REIT)^	33,000	1,158,960
Potlatch Corp. (REIT)	31,283	1,390,217
PS Business Parks, Inc. (REIT)	10,100	530,755
RAIT Financial Trust (REIT)^	39,400	339,628
Ramco-Gershenson Properties Trust (REIT)	14,300	305,591
Realty Income Corp. (REIT)^	76,817	2,075,595
Redwood Trust, Inc. (REIT)^	13,900	475,936
Resource Capital Corp. (REIT)^	9,300	86,583
Senior Housing Properties Trust (REIT)^	67,000	1,519,560
Sovran Self Storage, Inc. (REIT)	16,600	665,660
Strategic Hotels & Resorts, Inc. (REIT)^	53,850	900,910
Sunstone Hotel Investors, Inc. (REIT)	53,117	971,510
Tanger Factory Outlet Centers (REIT)^	20,500	773,055
Washington Real Estate Investment Trust (REIT)^	36,500	1,146,465

		47,336,277

Real Estate Management & Development (0.0%)
Consolidated-Tomoka Land Co.^	3,000	188,040
Meruelo Maddux Properties, Inc.*	42,900	171,600

		359,640

Thrifts & Mortgage Finance (1.0%)
BankFinancial Corp.^	21,480	339,814
BankUnited Financial Corp., Class A^	23,000	158,700
Brookline Bancorp, Inc.	39,200	398,272
Centerline Holding Co.^	42,233	321,815
Corus Bankshares, Inc.^	23,400	249,678
Downey Financial Corp.^	17,733	551,674
First Busey Corp.^	14,250	283,005
First Financial Holdings, Inc.^	4,500	123,390

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
First Niagara Financial Group, Inc.	81,776	$984,583
Flagstar Bancorp, Inc.^	45,900	319,923
Flushing Financial Corp.^	14,400	231,120
Franklin Bank Corp./Texas*^	27,500	118,525
Imperial Capital Bancorp, Inc.	5,500	100,650
KNBT Bancorp, Inc.	19,900	306,858
NASB Financial, Inc.^	6,700	176,746
NewAlliance Bancshares, Inc.^	83,100	957,312
Oritani Financial Corp.*^	24,100	296,430
Provident Financial Services, Inc.^	49,856	718,924
Rockville Financial, Inc.^	11,500	140,300
Trustco Bank Corp./New York^	56,583	561,303
United Community Financial Corp./Ohio^	11,700	64,584
Wauwatosa Holdings, Inc.*^	15,800	202,556
WSFS Financial Corp.	4,500	225,900

		7,832,062

Total Financials		149,835,643

Health Care (14.2%)
Biotechnology (3.7%)
ACADIA Pharmaceuticals, Inc.*^	24,800	274,536
Acorda Therapeutics, Inc.*	19,200	421,632
Alexion Pharmaceuticals, Inc.*^	27,180	2,039,315
Alkermes, Inc.*	69,300	1,080,387
Alnylam Pharmaceuticals, Inc.*	25,800	750,264
Applera Corp.- Celera Group*	63,100	1,001,397
ARIAD Pharmaceuticals, Inc.*^	45,900	195,075
Array BioPharma, Inc.*^	33,900	285,438
BioMarin Pharmaceutical, Inc.*^	74,068	2,622,007
Cell Genesys, Inc.*	16,700	38,410
Cepheid, Inc.*^	44,100	1,162,035
Cubist Pharmaceuticals, Inc.*	45,849	940,363
CV Therapeutics, Inc.*	39,656	358,887
Encysive Pharmaceuticals, Inc.*^	26,600	22,610
Enzon Pharmaceuticals, Inc.*^	22,000	209,660
GTx, Inc.*^	19,500	279,825
Halozyme Therapeutics, Inc.*^	51,500	366,165
Human Genome Sciences, Inc.*^	94,200	983,448
Idenix Pharmaceuticals, Inc.*	90,000	243,000
Incyte Corp.*^	48,400	486,420
Isis Pharmaceuticals, Inc.*^	52,400	825,300
Lifecell Corp.*^	24,000	1,034,640
Ligand Pharmaceuticals, Inc., Class B	72,200	348,726
MannKind Corp.*^	36,200	288,152
Martek Biosciences Corp.*	20,400	603,432
Maxygen, Inc.*^	27,200	218,416
Medarex, Inc.*^	89,800	935,716
Momenta Pharmaceuticals, Inc.*^	27,800	198,492
Myriad Genetics, Inc.*^	32,050	1,487,761
Nabi Biopharmaceuticals*^	66,457	239,910
Omrix Biopharmaceuticals, Inc.*	11,000	382,140
Onyx Pharmaceuticals, Inc.*	38,300	2,130,246
OSI Pharmaceuticals, Inc.*	41,800	2,027,718
Pharmion Corp.*^	18,783	1,180,699
Regeneron Pharmaceuticals, Inc.*	50,600	1,221,990
Savient Pharmaceuticals, Inc.*^	41,900	962,443
Telik, Inc.*^	34,700	120,409
United Therapeutics Corp.*	14,980	1,462,797
Vanda Pharmaceuticals, Inc.*	21,300	146,544
ZymoGenetics, Inc.*^	22,900	267,243

		29,843,648

Health Care Equipment & Supplies (3.7%)
Abaxis, Inc.*^	17,800	638,308
Accuray, Inc.*^	24,900	378,978
Align Technology, Inc.*^	47,400	790,632
American Medical Systems Holdings, Inc.*^	57,700	834,342
Analogic Corp.	11,200	758,464
ArthroCare Corp.*^	22,100	1,061,905
CONMED Corp.*	23,800	550,018
ev3, Inc.*	29,200	371,132
Greatbatch, Inc.*^	17,900	357,821
Haemonetics Corp.*	21,000	1,323,420
Hologic, Inc.*^	78,300	5,374,512
I-Flow Corp.*^	12,900	203,562
ICU Medical, Inc.*^	10,350	372,704
Immucor, Inc.*	53,468	1,817,377
Integra LifeSciences Holdings Corp.*^	14,400	603,792
Invacare Corp.	23,000	579,600
Inverness Medical Innovations, Inc.*	43,090	2,420,796
Kensey Nash Corp.*^	12,400	371,008
Mentor Corp.^	29,500	1,153,450
Meridian Bioscience, Inc.	31,750	955,040
Merit Medical Systems, Inc.*^	22,712	315,697
NuVasive, Inc.*^	24,011	948,915
Orthofix International N.V.*	13,200	765,204
Palomar Medical Technologies, Inc.*^	11,100	170,052
Sirona Dental Systems, Inc.*^	10,800	361,584
Spectranetics Corp.*^	22,500	344,925
Stereotaxis, Inc.*^	18,000	219,960
STERIS Corp.	41,100	1,185,324
SurModics, Inc.*^	11,700	634,959
Thoratec Corp.*^	41,555	755,885
TomoTherapy, Inc.*	16,400	320,784
Volcano Corp.*	30,500	381,555
West Pharmaceutical Services, Inc.	27,414	1,112,734
Wright Medical Group, Inc.*	28,317	826,007

		29,260,446

Health Care Providers & Services (2.9%)
Alliance Imaging, Inc.*^	38,300	368,446
Amedisys, Inc.*^	19,751	958,319
AMERIGROUP Corp.*	40,717	1,484,135
AMN Healthcare Services, Inc.*^	20,706	355,522
Amsurg Corp.*	24,450	661,617
Apria Healthcare Group, Inc.*	32,600	703,182
Assisted Living Concepts, Inc., Class A*^	48,200	361,500
Bio-Reference Labs, Inc.*^	10,400	339,872
Centene Corp.*	34,900	957,656
Chemed Corp.	17,300	966,724
Corvel Corp.*^	11,025	253,795
Cross Country Healthcare, Inc.*^	24,600	350,304
Gentiva Health Services, Inc.*	19,900	378,896
HealthExtras, Inc.*	24,800	646,784
HealthSouth Corp.*^	63,000	1,323,000
Healthspring, Inc.*	39,700	756,285
Healthways, Inc.*^	26,550	1,551,582
inVentiv Health, Inc.*	23,000	712,080
Kindred Healthcare, Inc.*	20,500	512,090
LCA-Vision, Inc.^	16,050	320,518
LHC Group, Inc.*^	13,500	337,230
Magellan Health Services, Inc.*	29,200	1,361,596
MedCath Corp.*	10,550	259,108
MWI Veterinary Supply, Inc.*^	6,800	272,000
Nighthawk Radiology Holdings, Inc.*^	16,200	341,010
Owens & Minor, Inc.	28,700	1,217,741
PharMerica Corp.*^	19,503	270,702
Providence Service Corp.*	6,600	185,724
PSS World Medical, Inc.*^	53,800	1,052,866

EQ ADVISORS TRUST

EQ/ SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Psychiatric Solutions, Inc.*^	41,700	$1,355,250
Skilled Healthcare Group, Inc.*^	22,100	323,323
Sun Healthcare Group, Inc.*	27,100	465,307
Sunrise Senior Living, Inc.*	36,680	1,125,342
Universal American Corp.*	38,900	995,451

		23,524,957

Health Care Technology (0.5%)
Allscripts Healthcare Solutions, Inc.*^	41,200	800,104
Eclipsys Corp.*^	33,200	840,292
Omnicell, Inc.*	26,300	708,259
Phase Forward, Inc.*	31,600	687,300
TriZetto Group, Inc.*^	33,000	573,210

		3,609,165

Life Sciences Tools & Services (1.6%)
Affymetrix, Inc.*^	54,700	1,265,758
AMAG Pharmaceuticals, Inc.*^	9,917	596,309
Bio-Rad Laboratories, Inc., Class A*	13,700	1,419,594
Bruker BioSciences Corp.*	40,400	537,320
Dionex Corp.*	14,700	1,218,042
eResearchTechnology, Inc.*^	26,625	314,708
Exelixis, Inc.*^	69,200	597,196
Illumina, Inc.*^	38,684	2,292,414
Nektar Therapeutics*	57,000	382,470
PAREXEL International Corp.*	22,000	1,062,600
PharmaNet Development Group, Inc.*^	14,900	584,229
Varian, Inc.*	22,100	1,443,130
Ventana Medical Systems, Inc.*	16,900	1,474,187

		13,187,957

Pharmaceuticals (1.8%)
Adams Respiratory
Therapeutics, Inc.*	25,800	1,541,292
Alpharma, Inc., Class A*^	34,700	699,205
Auxilium Pharmaceuticals, Inc.*^	22,600	677,774
Bentley Pharmaceuticals, Inc.*^	18,600	280,674
Caraco Pharmaceutical Laboratories Ltd.*	15,900	272,685
Cypress Bioscience, Inc.*^	25,900	285,677
Durect Corp.*	30,400	195,472
KV Pharmaceutical Co., Class A*^	27,700	790,558
Medicines Co.*^	35,900	687,844
Medicis Pharmaceutical Corp., Class A^	39,000	1,012,830
MGI Pharma, Inc.*	57,400	2,326,422
Nastech Pharmaceutical Co., Inc.*^	9,700	36,860
Par Pharmaceutical Cos., Inc.*	21,000	504,000
Perrigo Co.	47,800	1,673,478
Pozen, Inc.*^	20,400	244,800
Salix Pharmaceuticals Ltd.*^	34,000	267,920
Sciele Pharma, Inc.*^	35,100	717,795
SuperGen, Inc.*^	32,200	117,530
Valeant Pharmaceuticals International*^	73,200	876,204
ViroPharma, Inc.*^	43,400	344,596
XenoPort, Inc.*	17,300	966,724

		14,520,340

Total Health Care		113,946,513

Industrials (15.4%)
Aerospace & Defense (1.8%)
AAR Corp.*	28,750	1,093,362
Ceradyne, Inc.*^	19,750	926,868
Curtiss-Wright Corp.	32,200	1,616,440
DynCorp International, Inc., Class A*	19,200	516,096
Esterline Technologies Corp.*	20,000	1,035,000
GenCorp, Inc.*^	35,400	412,764
Heico Corp.^	20,500	1,116,840
Hexcel Corp.*	71,800	1,743,304
Moog, Inc., Class A*^	28,959	1,326,612
Orbital Sciences Corp.*^	51,400	1,260,328
Taser International, Inc.*^	49,700	715,183
Teledyne Technologies, Inc.*	27,968	1,491,533
Triumph Group, Inc.^	13,700	1,128,195

		14,382,525

Air Freight & Logistics (0.4%)
ABX Air, Inc.*^	45,100	188,518
Atlas Air Worldwide Holdings, Inc.*^	10,700	580,154
Dynamex, Inc.*^	10,400	281,424
Forward Air Corp.^	22,550	702,884
Hub Group, Inc., Class A*	29,400	781,452
Pacer International, Inc.	28,900	421,940

		2,956,372

Airlines (0.5%)
AirTran Holdings, Inc.*^	88,900	636,524
Alaska Air Group, Inc.*^	31,300	782,813
Allegiant Travel Co.*	10,800	347,112
JetBlue Airways Corp.*^	127,700	753,430
Republic Airways Holdings, Inc.*	19,100	374,169
SkyWest, Inc.	48,000	1,288,800

		4,182,848

Building Products (0.5%)
Ameron International Corp.^	7,300	672,695
Apogee Enterprises, Inc.	24,000	410,640
Goodman Global, Inc.*	30,133	739,464
Insteel Industries, Inc.^	15,500	181,815
NCI Building Systems, Inc.*^	14,700	423,213
Simpson Manufacturing Co., Inc.^	31,400	834,926
Universal Forest Products, Inc.^	13,350	393,291

		3,656,044

Commercial Services & Supplies (4.5%)
ABM Industries, Inc.	31,400	640,246
ACCO Brands Corp.*^	43,200	692,928
Administaff, Inc.^	17,200	486,416
Advisory Board Co.*	13,400	860,146
American Ecology Corp.^	8,300	194,884
American Reprographics Co.*^	23,867	393,328
Bowne & Co., Inc.^	18,500	325,600
Casella Waste Systems, Inc.*	21,400	279,056
Cenveo, Inc.*^	40,950	715,397
Clean Harbors, Inc.*^	10,900	563,530
COMSYS IT Partners, Inc.*	8,600	135,708
Consolidated Graphics, Inc.*	6,000	286,920
CoStar Group, Inc.*^	15,400	727,650
CRA International, Inc.*^	8,400	399,924
Deluxe Corp.	41,600	1,368,224
EnergySolutions, Inc.*	18,840	508,492
Ennis, Inc.^	19,750	355,500
Exponent, Inc.*	11,800	319,072
FTI Consulting, Inc.*	27,675	1,705,887
G&K Services, Inc., Class A	13,600	510,272
GEO Group, Inc.*^	45,600	1,276,800
GeoEye, Inc.*^	12,600	423,990
Healthcare Services Group, Inc.^	32,175	681,467
Heidrick & Struggles International, Inc.	12,000	445,320
Herman Miller, Inc.	50,083	1,622,188
Hudson Highland Group, Inc.*	20,200	169,882

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Huron Consulting Group, Inc.*	12,500	$1,007,875
ICT Group, Inc.*^	14,500	173,275
IHS, Inc., Class A*	25,200	1,526,112
IKON Office Solutions, Inc.^	92,700	1,206,954
Interface, Inc., Class A	43,800	714,816
Kelly Services, Inc., Class A^	17,100	319,086
Kenexa Corp.*^	500	9,710
Knoll, Inc.	39,783	653,635
Korn/Ferry International*	34,192	643,493
Layne Christensen Co.*	11,100	546,231
M&F Worldwide Corp.*^	9,700	522,345
Mine Safety Appliances Co.^	22,100	1,146,327
Mobile Mini, Inc.*	22,300	413,442
PeopleSupport, Inc.*^	25,400	347,472
PHH Corp.*	44,000	776,160
Resources Connection, Inc.^	39,200	711,872
Rollins, Inc.^	25,762	494,630
RSC Holdings, Inc.*^	17,100	214,605
School Specialty, Inc.*^	16,900	583,895
Spherion Corp.*	32,080	233,542
Standard Register Co.^	16,600	193,556
Team, Inc.*	11,400	417,012
TeleTech Holdings, Inc.*	33,500	712,545
Tetra Tech, Inc.*	49,415	1,062,423
TrueBlue, Inc.*	41,950	607,436
United Stationers, Inc.*	21,500	993,515
Waste Connections, Inc.*	51,375	1,587,487
Waste Industries USA, Inc.	10,200	370,260
Waste Services, Inc.*^	44,599	382,213
Watson Wyatt Worldwide, Inc., Class A	27,000	1,253,070

		35,913,821

Construction & Engineering (0.5%)
Aecom Technology Corp.*	32,200	919,954
EMCOR Group, Inc.*	51,000	1,205,130
Granite Construction, Inc.	28,600	1,034,748
Insituform Technologies, Inc., Class A*^	21,400	316,720
Perini Corp.*	21,400	886,388

		4,362,940

Electrical Equipment (2.1%)
A.O. Smith Corp.^	15,750	552,037
Acuity Brands, Inc.	33,925	1,526,625
American Superconductor Corp.*^	29,800	814,732
Baldor Electric Co.	36,874	1,241,179
Belden, Inc.^	32,500	1,446,250
Brady Corp., Class A	40,300	1,414,127
Energy Conversion Devices, Inc.*^	33,000	1,110,450
Evergreen Solar, Inc.*^	75,600	1,305,612
Franklin Electric Co., Inc.	16,200	619,974
Genlyte Group, Inc.*^	17,700	1,685,040
GrafTech International Ltd.*^	79,500	1,411,125
II-VI, Inc.*	22,300	681,265
Regal-Beloit Corp.	25,900	1,164,205
Superior Essex, Inc.*	15,800	379,200
Woodward Governor Co.	21,500	1,460,925

		16,812,746

Industrial Conglomerates (0.2%)
Raven Industries, Inc.^	11,500	441,485
Walter Industries, Inc.	41,700	1,498,281

		1,939,766

Machinery (3.3%)
Actuant Corp., Class A^	43,800	1,489,638
Albany International Corp.^	23,450	869,995
Astec Industries, Inc.*	15,100	561,569
ASV, Inc.*^	25,500	353,175
Badger Meter, Inc.^	10,300	462,985
Barnes Group, Inc.^	36,920	1,232,759
Briggs & Stratton Corp.^	39,350	891,671
Bucyrus International, Inc., Class A^	24,225	2,407,722
Cascade Corp.^	9,500	441,370
CIRCOR International, Inc.	13,100	607,316
Clarcor, Inc.^	37,000	1,404,890
Dynamic Materials Corp.	7,500	441,750
EnPro Industries, Inc.*	13,200	404,580
ESCO Technologies, Inc.*^	20,804	830,912
Flow International Corp.*^	29,800	277,736
Force Protection, Inc.*^	54,500	255,060
Gehl Co.*^	9,400	150,776
Greenbrier Cos., Inc.^	20,300	451,878
Kaydon Corp.^	20,500	1,118,070
L.B. Foster Co., Class A*	7,600	393,148
Lindsay Corp.^	7,200	508,968
Middleby Corp.*^	10,600	812,172
Mueller Industries, Inc.	26,200	759,538
Mueller Water Products, Inc., Class A^	87,400	832,048
Nordson Corp.	24,300	1,408,428
RBC Bearings, Inc.*	17,600	764,896
Robbins & Myers, Inc.	12,600	952,938
Sun Hydraulics Corp.^	11,700	295,191
Tennant Co.	13,500	597,915
Titan International, Inc.	19,300	603,318
Valmont Industries, Inc.^	14,900	1,327,888
Wabtec Corp.	40,086	1,380,562
Watts Water Technologies, Inc., Class A^	25,200	750,960

		26,041,822

Marine (0.4%)
American Commercial Lines, Inc.*^	45,200	734,048
Eagle Bulk Shipping, Inc.^	33,400	886,770
Genco Shipping & Trading Ltd.^	14,200	777,592
Horizon Lines, Inc., Class A^	29,900	557,336
Ultrapetrol Bahamas Ltd.*	15,000	255,150

		3,210,896

Road & Rail (0.5%)
AMERCO, Inc.*^	8,500	558,280
Arkansas Best Corp.^	16,128	353,849
Dollar Thrifty Automotive Group, Inc.*	17,700	419,136
Genesee & Wyoming, Inc., Class A*	29,325	708,785
Heartland Express, Inc.^	49,112	696,408
Knight Transportation, Inc.^	42,109	623,634
Old Dominion Freight Line, Inc.*^	17,950	414,825
Werner Enterprises, Inc.^	36,800	626,704

		4,401,621

Trading Companies & Distributors (0.7%)
Applied Industrial Technologies, Inc.	37,000	1,073,740
H&E Equipment Services, Inc.*	21,800	411,584
Houston Wire & Cable Co.	13,500	190,890
Interline Brands, Inc.*	17,400	381,234
Kaman Corp.	19,500	717,795
Lawson Products, Inc.	8,200	310,944
Rush Enterprises, Inc., Class A*^	26,550	482,679
UAP Holding Corp.	32,000	1,235,200
Watsco, Inc.^	16,500	606,540

		5,410,606

Total Industrials		123,272,007

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Information Technology (18.3%)
Communications Equipment (2.6%)
3Com Corp.*	280,500	$1,267,860
Acme Packet, Inc.*^	29,100	366,369
ADTRAN, Inc.	51,200	1,094,656
Anaren, Inc.*	10,908	179,873
Arris Group, Inc.*	87,300	871,254
Aruba Networks, Inc.*^	18,300	272,853
Avocent Corp.*	40,300	939,393
Bel Fuse, Inc., Class B.	8,600	251,722
BigBand Networks, Inc.*	21,600	111,024
Black Box Corp.	13,900	502,763
Blue Coat Systems, Inc.*	22,200	729,714
CommScope, Inc.*^	3,098	152,429
Comtech Telecommunications Corp.*	16,325	881,713
Dycom Industries, Inc.*^	34,033	906,979
Finisar Corp.*^	214,500	311,025
Foundry Networks, Inc.*	91,800	1,608,336
Harmonic, Inc.*	50,600	530,288
Harris Stratex Networks, Inc., Class A*^	24,375	407,063
Hughes Communications, Inc.*^	6,600	360,426
InterDigital Inc.*^	41,900	977,527
NETGEAR, Inc.*	24,400	870,348
Nextwave Wireless, Inc.*^	35,700	192,066
OpNext, Inc.*^	41,900	370,815
Orbcomm, Inc.*^	22,000	138,380
Plantronics, Inc.	36,200	941,200
Polycom, Inc.*	59,400	1,650,132
Powerwave Technologies, Inc.*^	104,300	420,329
Sonus Networks, Inc.*^	213,100	1,242,373
Sycamore Networks, Inc.*	152,400	585,216
Symmetricom, Inc.*^	39,300	185,103
Tekelec*^	43,600	545,000
ViaSat, Inc.*	19,700	678,271

		20,542,500

Computers & Peripherals (1.0%)
Adaptec, Inc.*^	85,400	288,652
Avid Technology, Inc.*^	35,667	1,010,803
Electronics for Imaging, Inc.*	39,300	883,464
Emulex Corp.*	72,600	1,184,832
Hutchinson Technology, Inc.*^	18,800	494,816
Imation Corp.^	25,000	525,000
Intermec, Inc.*	48,500	985,035
Isilon Systems, Inc.*^	33,300	169,164
Novatel Wireless, Inc.*	24,000	388,800
Palm, Inc.^	82,800	524,952
Quantum Corp.*	96,236	258,875
Rackable Systems, Inc.*^	16,900	169,000
Rimage Corp.*^	10,300	267,285
Synaptics, Inc.*^	19,750	812,910

		7,963,588

Electronic Equipment & Instruments (2.5%)
Agilysys, Inc.	23,350	353,052
Anixter International, Inc.*^	23,700	1,475,799
Benchmark Electronics, Inc.*^	55,575	985,345
Brightpoint, Inc.*	40,754	625,981
Checkpoint Systems, Inc.*	33,200	862,536
Cogent, Inc.*^	29,200	325,580
Cognex Corp.	30,300	610,545
CTS Corp.^	20,400	202,572
Daktronics, Inc.	25,300	571,021
DTS, Inc*^	13,100	334,967
Excel Technology, Inc.*	6,200	168,020
FARO Technologies, Inc.*	11,700	318,006
Flir Systems, Inc.*^	85,800	2,685,540
Insight Enterprises, Inc.*	38,100	694,944
Itron, Inc.*^	21,660	2,078,710
L-1 Identity Solutions, Inc.*^	51,066	916,635
Littelfuse, Inc.*	18,500	609,760
LoJack Corp.*^	15,200	255,512
Measurement Specialties, Inc.*^	5,900	130,390
MTS Systems Corp.	14,200	605,914
Multi-Fineline Electronix, Inc.*	10,950	189,873
Newport Corp.*^	19,200	245,568
OSI Systems, Inc.*^	8,600	227,642
Plexus Corp.*	34,500	905,970
Rofin-Sinar Technologies, Inc.*^	24,800	1,193,128
Rogers Corp.*	12,500	542,125
Scansource, Inc.*^	21,200	685,820
Technitrol, Inc.	26,900	768,802
Universal Display Corp.*^	20,500	423,735
Zygo Corp.*^	23,200	289,072

		20,282,564

Internet Software & Services (2.6%)
Ariba, Inc.*^	62,712	699,239
Bankrate, Inc.*^	9,000	432,810
CMGI, Inc.*	30,300	396,627
CNET Networks, Inc.*^	121,100	1,106,854
DealerTrack Holdings, Inc.*	26,700	893,649
Digital River, Inc.*	30,400	1,005,328
DivX, Inc.*	22,400	313,600
EarthLink, Inc.*^	81,400	575,498
Equinix, Inc.*^	22,800	2,304,396
Internap Network Services Corp.*^	30,900	257,397
Internet Capital Group, Inc.*	19,900	233,626
Interwoven, Inc.*	33,725	479,569
j2 Global Communications, Inc.*	39,500	836,215
Knot, Inc.*^	21,900	349,086
Mercadolibre, Inc.*^	10,800	797,904
NIC, Inc.^	41,400	349,416
Omniture, Inc.*^	23,300	775,657
Online Resources Corp.*^	12,900	153,768
Perficient, Inc.*	23,500	369,890
RealNetworks, Inc.*^	64,400	392,196
S1 Corp.*	39,700	289,810
SAVVIS, Inc.*^	27,600	770,316
Sohu.com, Inc.*	22,000	1,199,440
SonicWALL, Inc.*	40,800	437,376
TechTarget, Inc.*	22,900	338,462
Terremark Worldwide, Inc.*^	40,710	264,615
United Online, Inc.^	46,050	544,311
ValueClick, Inc.*	79,950	1,750,905
Vignette Corp.*	22,080	322,589
VistaPrint Ltd.*^	34,500	1,478,325
Visual Sciences, Inc.*	10,400	192,192
Websense, Inc.*^	35,300	599,394

		20,910,460

IT Services (1.8%)
BearingPoint, Inc.*^	161,400	456,762
CACI International, Inc., Class A*	23,500	1,052,095
CIBER, Inc.*	43,500	265,785
Cybersource Corp.*	40,400	717,908
EnerNOC, Inc.*	8,400	412,440
Euronet Worldwide, Inc.*^	39,000	1,170,000
ExlService Holdings, Inc.*^	18,100	417,748
Gartner, Inc.*	55,189	969,119
Gevity HR, Inc.^	19,600	150,724
Global Cash Access Holdings, Inc.*	36,100	218,766
Integral Systems, Inc.	6,348	147,654

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
ManTech International Corp., Class A*	14,100	$617,862
MAXIMUS, Inc.^	17,500	675,675
MPS Group, Inc.*	87,067	952,513
Ness Technologies, Inc.*	26,400	243,672
Perot Systems Corp., Class A*	70,100	946,350
RightNow Technologies, Inc.*^	21,950	347,908
SAIC, Inc.*	104,320	2,098,918
SRA International, Inc., Class A*	33,100	974,795
TNS, Inc.	17,100	303,525
Wright Express Corp.*	31,800	1,128,582

		14,268,801

Semiconductors & Semiconductor Equipment (3.6%)
Amkor Technology, Inc.*^	86,300	736,139
Applied Micro Circuits Corp.*	61,075	533,796
Atheros Communications, Inc.*^	42,700	1,304,058
ATMI, Inc.*	28,020	903,645
Brooks Automation, Inc.*	60,702	801,873
Cabot Microelectronics Corp.*^	18,600	667,926
Cavium Networks, Inc.*^	14,000	322,280
Conexant Systems, Inc.*^	362,600	300,958
Credence Systems Corp.*^	38,930	94,211
Cymer, Inc.*	27,800	1,082,254
Diodes, Inc.*^	18,075	543,515
DSP Group, Inc.*	22,800	278,160
Entegris, Inc.*	108,535	936,657
Exar Corp.*	27,797	221,542
FEI Co.*^	32,644	810,551
FormFactor, Inc.*	35,200	1,165,120
Hittite Microwave Corp.*	12,700	606,552
Kulicke & Soffa Industries, Inc.*^	44,700	306,642
Lattice Semiconductor Corp.*	91,900	298,675
LTX Corp.*^	85,600	272,208
Microsemi Corp.*^	61,772	1,367,632
Microtune, Inc.*	32,100	209,613
MIPS Technologies, Inc.*^	28,100	139,376
MKS Instruments, Inc.*^	40,500	775,170
Monolithic Power Systems, Inc.*^	20,800	446,576
Netlogic Microsystems, Inc.*^	13,200	425,040
OmniVision Technologies, Inc.*^	44,000	688,600
ON Semiconductor Corp.*^	157,100	1,395,048
Photronics, Inc.*^	30,100	375,347
PMC-Sierra, Inc.*^	171,000	1,118,340
RF Micro Devices, Inc.*^	202,261	1,154,910
Semtech Corp.*	57,000	884,640
Sigma Designs, Inc.*^	16,500	910,800
Silicon Image, Inc.*	53,100	240,012
SiRF Technology Holdings, Inc.*	42,500	1,068,025
Skyworks Solutions, Inc.*	115,000	977,500
Standard Microsystems Corp.*^	16,500	644,655
Supertex, Inc.*^	8,200	256,578
Tessera Technologies, Inc.*	36,400	1,514,240
Trident Microsystems, Inc.*	38,700	253,872
TriQuint Semiconductor, Inc.*	100,400	665,652
Zoran Corp.*	39,700	893,647

		28,592,035

Software (4.2%)
ACI Worldwide, Inc.*^	30,300	576,912
Advent Software, Inc.*^	13,900	751,990
Ansoft Corp.*	10,800	279,180
ANSYS, Inc.*	50,200	2,081,292
Aspen Technology, Inc.*^	74,850	1,214,067
Blackbaud, Inc.	35,198	986,952
Blackboard, Inc.*^	22,900	921,725
Bottomline Technologies, Inc.*^	9,900	138,600
Commvault Systems, Inc.*	23,800	504,084
Concur Technologies, Inc.*	29,200	1,057,332
Epicor Software Corp.*	36,100	425,258
EPIQ Systems, Inc.*^	22,425	390,419
Informatica Corp.*	61,700	1,111,834
Jack Henry & Associates, Inc.	60,000	1,460,400
Lawson Software, Inc.*	104,200	1,067,008
Macrovision Corp.*	37,100	680,043
Manhattan Associates, Inc.*	20,700	545,652
Mentor Graphics Corp.*	72,000	776,160
Micros Systems, Inc.*	26,200	1,838,192
MicroStrategy, Inc., Class A*	7,000	665,700
Net 1 UEPS Technologies, Inc.*^	38,800	1,139,168
Nuance Communications, Inc.*^	82,000	1,531,760
Parametric Technology Corp.*	87,840	1,567,944
Progress Software Corp.*	27,800	936,304
QAD, Inc.^	25,700	240,038
Quest Software, Inc.*	55,400	1,021,576
Radiant Systems, Inc.*	16,100	277,403
Secure Computing Corp.*	33,575	322,320
Smith Micro Software, Inc.*^	22,900	193,963
Solera Holdings, Inc.*^	21,000	520,380
Sonic Solutions, Inc.*^	34,900	362,611
SPSS, Inc.*	14,700	527,877
Sybase, Inc.*	69,233	1,806,289
Synchronoss Technologies, Inc.*^	14,700	520,968
Take-Two Interactive Software, Inc.*^	59,100	1,090,395
THQ, Inc.*^	53,525	1,508,870
TIBCO Software, Inc.*	150,900	1,217,763
Ultimate Software Group, Inc.*^	18,900	594,783
Vasco Data Security International, Inc.*^	16,300	455,096
Wind River Systems, Inc.*	62,300	556,339

		33,864,647

Total Information Technology		146,424,595

Materials (5.4%)
Chemicals (2.6%)
Arch Chemicals, Inc.	19,400	712,950
CF Industries Holdings, Inc.	34,480	3,794,869
Ferro Corp.	34,600	717,258
Flotek Industries, Inc.*^	13,100	472,124
H.B. Fuller Co.	43,200	969,840
Hercules, Inc.	89,600	1,733,760
Koppers Holdings, Inc.	11,700	505,908
Minerals Technologies, Inc.	13,800	923,910
NewMarket Corp.	9,700	540,193
Olin Corp.	51,832	1,001,913
OM Group, Inc.*	25,300	1,455,762
Rockwood Holdings, Inc.*	28,020	930,824
Sensient Technologies Corp.	36,600	1,035,048
Spartech Corp.	23,600	332,760
Symyx Technologies, Inc.*^	16,272	124,969
Terra Industries, Inc.*	57,800	2,760,528
W.R. Grace & Co.*^	56,100	1,468,698
Zep, Inc.	16,962	235,263
Zoltek Cos., Inc.*^	16,700	715,929

		20,432,506

Construction Materials (0.2%)
Texas Industries, Inc.^	17,200	1,205,720

Containers & Packaging (0.6%)
AptarGroup, Inc.	43,100	1,763,221
Greif, Inc., Class A	24,400	1,595,028
Rock-Tenn Co., Class A	26,600	675,906
Silgan Holdings, Inc.	18,900	981,666

		5,015,821

Metals & Mining (1.7%)
AMCOL International Corp.^	20,500	738,615

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Apex Silver Mines Ltd.*	46,900	$714,756
Brush Engineered Materials, Inc.*^	13,100	484,962
Century Aluminum Co.*	19,100	1,030,254
Coeur d’Alene Mines Corp.*^	221,200	1,092,728
Compass Minerals International, Inc.	22,900	938,900
Esmark, Inc.*^.	12,400	175,212
Haynes International, Inc.*	9,300	646,350
Hecla Mining Co.*^	65,900	616,165
Kaiser Aluminum Corp.	12,100	961,708
Metal Management, Inc.	19,700	896,941
Quanex Corp.^	27,050	1,403,895
Royal Gold, Inc.^	19,400	592,088
RTI International Metals, Inc.*	16,300	1,123,559
Schnitzer Steel Industries, Inc., Class A	17,650	1,220,144
Worthington Industries, Inc.^	54,600	976,248

		13,612,525

Paper & Forest Products (0.3%)
AbitibiBowater, Inc.^	36,160	745,258
Buckeye Technologies, Inc.*	30,400	380,000
Deltic Timber Corp.^	7,600	391,324
Glatfelter (P.H.) Co.	35,900	549,629
Neenah Paper, Inc.	11,400	332,310
Wausau Paper Corp.	35,600	320,044

		2,718,565

Total Materials		42,985,137

Telecommunication Services (1.4%)
Diversified Telecommunication Services (1.3%)
Alaska Communications Systems Group, Inc.^	34,700	520,500
Cbeyond, Inc.*	17,200	670,628
Cincinnati Bell, Inc.*	204,200	969,950
Cogent Communications Group, Inc.*^	40,000	948,400
General Communication, Inc., Class A*^	41,150	360,063
Global Crossing Ltd.*^	19,300	425,565
Globalstar, Inc.*^	37,900	303,200
Golden Telecom, Inc.*	11,340	1,144,773
Iowa Telecommunications Services, Inc.	25,800	419,508
NTELOS Holdings Corp.^	22,900	679,901
PAETEC Holding Corp.*^	52,130	508,267
Premiere Global Services, Inc.*	56,700	841,995
Shenandoah Telecommunications Co.^	16,800	402,864
Time Warner Telecom, Inc., Class A*	90,050	1,827,114
Vonage Holdings Corp.*^	136,200	313,260

		10,335,988

Wireless Telecommunication Services (0.1%)
InPhonic, Inc.*^	30,500	397
Syniverse Holdings, Inc.*	19,700	306,926
USA Mobility, Inc.*	18,500	264,550

		571,873

Total Telecommunication Services		10,907,861

Utilities (3.1%)
Electric Utilities (1.4%)
ALLETE, Inc.^	20,900	827,222
Cleco Corp.	41,600	1,156,480
El Paso Electric Co.*	37,000	946,090
Empire District Electric Co.^	19,500	444,210
IDACORP, Inc.^	31,500	1,109,430
ITC Holdings Corp.	34,050	1,921,101
MGE Energy, Inc.^	17,000	602,990
Otter Tail Corp.^	14,500	501,700
Portland General Electric Co.	22,683	630,134
UIL Holdings Corp.^	17,600	650,320
Unisource Energy Corp.	27,300	861,315
Westar Energy, Inc.	65,717	1,704,699

		11,355,691

Gas Utilities (0.9%)
Laclede Group, Inc.	15,700	537,568
New Jersey Resources Corp.^	22,850	1,142,957
Nicor, Inc.^	26,800	1,134,980
Northwest Natural Gas Co.	21,300	1,036,458
Piedmont Natural Gas Co.^	42,733	1,117,895
South Jersey Industries, Inc.	14,400	519,696
Southwest Gas Corp.	21,200	631,124
WGL Holdings, Inc.^	27,000	884,520

		7,005,198

Independent Power Producers & Energy Traders (0.0%)
Ormat Technologies, Inc.	8,700	478,587

Multi-Utilities (0.7%)
Aquila, Inc.*	268,000	999,640
Avista Corp.	41,000	883,140
Black Hills Corp.^	26,200	1,155,420
CH Energy Group, Inc.^	12,150	541,161
NorthWestern Corp.	28,697	846,562
PNM Resources, Inc.	43,750	938,437

		5,364,360

Water Utilities (0.1%)
American States Water Co.	10,650	401,292
California Water Service Group^	14,100	521,982

		923,274

Total Utilities		25,127,110

Total Common Stocks (99.2%) (Cost $720,568,840)		794,364,942

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities (0.2%)
U.S. Treasury Bills
3.95%, 2/28/08 #(p)	$1,455,000	1,448,311

Short-Term Investments of Cash Collateral for Securities Loaned (28.6%)
American Honda Finance Corp.
5.16%, 9/11/08 (l)	$2,500,000	2,500,000
Banco de Sabadell S.A.
5.19%, 4/23/09 (l)	5,000,000	5,000,000
Bank of Montreal/Chicago
5.14%, 3/12/09 (l)	15,000,000	15,000,000
Bear Stearns Cos., Inc.
4.63%, 3/23/09 (l)	5,000,000	5,000,000
Beta Finance, Inc.
4.37%, 1/15/08 (l)	11,000,000	11,000,000
Calyon/New York
4.37%, 10/14/08 (l)	9,998,084	9,998,084
Citigroup Global Markets, Inc.
4.65%, 1/7/08 (l)	20,000,000	20,000,000
Comerica Bank
5.27%, 1/12/09 (l)	5,001,426	5,001,426
5.00%, 6/19/09 (l)	5,000,700	5,000,700
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	33,370,513	33,370,513
Five Finance, Inc.
4.38%, 6/19/08 (l)	9,999,040	9,999,040

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Principal Amount	Value (Note 1)
Goldman Sachs Group, Inc.
4.62%, 8/18/08 (l)	$12,000,000	$12,000,000
Lehman Brothers Holdings, Inc.
5.22%, 4/2/08 (l)	14,002,675	14,002,675
Links Finance LLC
4.37%, 6/22/09 (l)	14,994,372	14,994,372
MBIA Global Funding LLC
4.37%, 9/25/08 (l)	10,000,000	10,000,000
Monumental Global Funding II
4.36%, 4/25/08 (l)	10,000,000	10,000,000
4.40%, 3/26/10 (l)	3,000,000	3,000,000
4.43%, 5/26/10 (l)	2,000,000	2,000,000
National Bank of Canada/New York
5.16%, 4/16/08 (l)	5,000,000	5,000,000
New York Life Insurance Co.
5.29%, 3/31/08 (l)	9,000,000	9,000,000
Pricoa Global Funding I
4.41%, 12/15/09 (l)	7,000,000	7,000,000
Tango Finance Corp.
4.38%, 6/25/09 (l)	9,994,575	9,994,575
Wells Fargo & Co.
4.62%, 2/2/09	10,000,000	10,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		228,861,385

Time Deposit (0.5%)
JPMorgan Chase Nassau
3.51%, 1/2/08	4,330,958	4,330,958

Total Short-Term Investments (29.3%) (Cost/Amortized Cost $234,637,719)		234,640,654

Total Investments (128.5%) (Cost/Amortized Cost $955,206,559)		1,029,005,596
Other Assets Less Liabilities (-28.5%)		(228,233,369)

Net Assets (100%)		$800,772,227

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

At December 31, 2007 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/07	Unrealized Appreciation
Russell 2000 Index	9	March-08	$3,472,125	$3,474,900	$2,775

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$332,115,180
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$564,809,178

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$162,508,895
Aggregate gross unrealized depreciation	(90,886,825)

Net unrealized appreciation	$71,622,070

Federal income tax cost of investments	$957,383,526

At December 31, 2007, the Portfolio had loaned securities with a total value of $221,133,664. This was secured by collateral of $228,861,385 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $9,347 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $19,068 which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.0%)
Hotels, Restaurants & Leisure (3.0%)
International Game Technology^	103,300	$4,537,969
Las Vegas Sands Corp.*	34,400	3,544,920
Marriott International, Inc., Class A	76,400	2,611,352
MGM MIRAGE*	11,300	949,426
Yum! Brands, Inc.	152,600	5,840,002

		17,483,669

Household Durables (0.9%)
Harman International Industries, Inc.	27,300	2,012,283
TomTom N.V.*	44,976	3,386,494

		5,398,777

Internet & Catalog Retail (2.0%)
Amazon.com, Inc.*	70,400	6,521,856
B2W Companhia Global Do Varejo	30,000	1,196,629
Expedia, Inc.*^	124,712	3,943,394

		11,661,879

Media (2.7%)
EchoStar Communications Corp., Class A*	40,700	1,535,204
McGraw-Hill Cos., Inc.	176,400	7,728,084
Naspers Ltd., Class N	163,900	3,885,051
Shaw Communications, Inc., Class B	122,800	2,907,904

		16,056,243

Multiline Retail (1.1%)
Kohl’s Corp.*	75,500	3,457,900
Lojas Renner S.A.	60,000	1,213,483
Target Corp.	41,000	2,050,000

		6,721,383

Specialty Retail (0.3%)
Bed Bath & Beyond, Inc.*^	65,400	1,922,106

Total Consumer Discretionary		59,244,057

Consumer Staples (8.9%)
Beverages (1.4%)
InBev N.V.	37,451	3,121,048
PepsiCo, Inc.	65,600	4,979,040

		8,100,088

Food & Staples Retailing (5.4%)
Costco Wholesale Corp.	85,200	5,943,552
CVS Caremark Corp.	355,600	14,135,100
SYSCO Corp.	125,800	3,926,218
Walgreen Co.	109,800	4,181,184
Whole Foods Market, Inc.^	91,100	3,716,880

		31,902,934

Food Products (0.4%)
Groupe Danone S.A.	26,300	2,360,948

Household Products (1.7%)
Procter & Gamble Co.	106,100	7,789,862
Reckitt Benckiser Group plc.	39,625	2,298,491

		10,088,353

Total Consumer Staples		52,452,323

Energy (6.9%)
Energy Equipment & Services (3.8%)
Baker Hughes, Inc.	87,700	7,112,470
Schlumberger Ltd.	153,200	15,070,284

		22,182,754

Oil, Gas & Consumable Fuels (3.1%)
EOG Resources, Inc.	48,100	4,292,925
Exxon Mobil Corp.	61,000	5,715,090
Total S.A.	101,721	8,451,825

		18,459,840

Total Energy		40,642,594

Financials (10.5%)
Capital Markets (5.4%)
BlackRock, Inc./New York^	12,800	2,775,040
Charles Schwab Corp.	203,700	5,204,535
Franklin Resources, Inc.	49,200	5,629,956
Goldman Sachs Group, Inc.	17,500	3,763,375
Morgan Stanley	32,800	1,742,008
Northern Trust Corp.	46,400	3,553,312
State Street Corp.	117,700	9,557,240

		32,225,466

Commercial Banks (0.6%)
Erste Bank der Oesterreichischen Sparkassen AG	46,917	3,326,858

Consumer Finance (0.5%)
American Express Co.	61,300	3,188,826

Diversified Financial Services (2.6%)
Bovespa Holding S.A.	320,000	6,166,292
CME Group, Inc.	6,300	4,321,800
Moody’s Corp.^	145,500	5,194,350

		15,682,442

Insurance (1.4%)
Assurant, Inc.^	44,400	2,970,360
Prudential Financial, Inc.	54,300	5,052,072

		8,022,432

Total Financials		62,446,024

Health Care (16.4%)
Biotechnology (2.6%)
Celgene Corp.*	29,700	1,372,437
Genentech, Inc.*	91,500	6,136,905
Gilead Sciences, Inc.*	166,500	7,660,665

		15,170,007

Health Care Equipment & Supplies (4.8%)
Alcon, Inc.	24,300	3,475,872
Becton, Dickinson & Co.	47,000	3,928,260
Covidien Ltd.	87,500	3,875,375
Medtronic, Inc.	153,200	7,701,364
St. Jude Medical, Inc.*	60,500	2,458,720
Stryker Corp.	51,300	3,833,136
Zimmer Holdings, Inc.*	44,500	2,943,675

		28,216,402

Health Care Providers & Services (6.6%)
Aetna, Inc.	152,400	8,798,052
CIGNA Corp.	65,300	3,508,569
Humana, Inc.*	43,600	3,283,516
Laboratory Corp. of America Holdings*^	64,000	4,833,920
McKesson Corp.	51,900	3,399,969
Medco Health Solutions, Inc.*	44,800	4,542,720
WellPoint, Inc.*	125,900	11,045,207

		39,411,953

Pharmaceuticals (2.4%)
Allergan, Inc.	88,400	5,678,816
Merck & Co., Inc.	51,700	3,004,287
Roche Holding AG	14,723	2,543,672
Schering-Plough Corp.	115,900	3,087,576

		14,314,351

Total Health Care		97,112,713

Industrials (11.8%)
Aerospace & Defense (1.0%)
General Dynamics Corp.	63,700	5,668,663

Air Freight & Logistics (0.5%)
Expeditors International of Washington, Inc.	68,300	3,051,644

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Airlines (0.8%)
Southwest Airlines Co.	401,200	$4,894,640

Construction & Engineering (1.1%)
Foster Wheeler Ltd.*	42,100	6,526,342

Electrical Equipment (0.9%)
Schneider Electric S.A.	40,781	5,525,939

Industrial Conglomerates (4.4%)
General Electric Co.	625,300	23,179,871
McDermott International, Inc.*	47,400	2,798,022

		25,977,893

Machinery (2.9%)
Danaher Corp.^	135,400	11,879,996
Deere & Co.	31,200	2,905,344
Joy Global, Inc.	31,400	2,066,748

		16,852,088

Trading Companies & Distributors (0.2%)
Fastenal Co.^	27,600	1,115,592

Total Industrials		69,612,801

Information Technology (23.3%)
Communications Equipment (3.9%)
Cisco Systems, Inc.*	272,400	7,373,868
Corning, Inc.	245,600	5,891,944
Juniper Networks, Inc.*	140,200	4,654,640
QUALCOMM, Inc.	129,500	5,095,825

		23,016,277

Computers & Peripherals (3.6%)
Apple, Inc.*	74,500	14,756,960
Dell, Inc.*	126,300	3,095,613
EMC Corp.*	187,700	3,478,081

		21,330,654

Electronic Equipment & Instruments (0.6%)
Hon Hai Precision Industry Co., Ltd. (GDR)	272,040	3,373,296

Internet Software & Services (4.7%)
Google, Inc., Class A*	27,500	19,015,700
VeriSign, Inc.*^	190,600	7,168,466
Yahoo!, Inc.*	85,800	1,995,708

		28,179,874

IT Services (3.0%)
Accenture Ltd., Class A	182,800	6,586,284
Automatic Data Processing, Inc.	144,500	6,434,585
Infosys Technologies Ltd. (ADR)^	67,900	3,079,944
Redecard S.A.	92,100	1,490,157

		17,590,970

Semiconductors & Semiconductor Equipment (1.5%)
Intel Corp.	121,200	3,231,192
Marvell Technology Group Ltd.*^	295,900	4,136,682
Maxim Integrated Products, Inc.	62,500	1,655,000

		9,022,874

Software (6.0%)
Amdocs Ltd.*^	105,300	3,629,691
Electronic Arts, Inc.*	94,700	5,531,427
Microsoft Corp.	459,200	16,347,520
Nintendo Co., Ltd.	16,600	9,940,832

		35,449,470

Total Information Technology		137,963,415

Materials (3.3%)
Chemicals (1.4%)
Monsanto Co.	51,000	5,696,190
Praxair, Inc.	27,700	2,457,267

		8,153,457

Metals & Mining (1.9%)
BHP Billiton Ltd.	210,674	7,425,190
Freeport-McMoRan Copper & Gold, Inc.	38,700	3,964,428

		11,389,618

Total Materials		19,543,075

Telecommunication Services (5.5%)
Wireless Telecommunication Services (5.5%)
America Movil S.A.B. de C.V., Series L (ADR)^	142,300	8,735,797
American Tower Corp., Class A*	161,800	6,892,680
Crown Castle International Corp.*	181,900	7,567,040
Leap Wireless International, Inc.*^	28,622	1,334,930
MetroPCS Communications, Inc.*	54,800	1,065,860
Rogers Communications, Inc., Class B	151,700	6,864,425

		32,460,732

Total Telecommunication Services		32,460,732

Utilities (0.7%)
Independent Power Producers & Energy Traders (0.7%)
AES Corp.*	203,500	4,352,865

Total Utilities		4,352,865

Total Common Stocks (97.3%) (Cost $538,901,785)		575,830,599

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (7.0%)
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	$2,000,000	2,000,000
Morgan Stanley, Repurchase Agreement
4.70%, 1/2/08 (r)	39,436,844	39,436,844

		41,436,844

Time Deposit (2.8%)
JPMorgan Chase Nassau
3.51%, 1/2/08	16,397,808	16,397,808

Total Short-Term Investments (9.8%)
(Amortized Cost $57,834,652)		57,834,652

Total Investments (107.1%)
(Cost/Amortized Cost $596,736,437)		633,665,251
Other Assets Less Liabilities (-7.1%)		(41,881,726)

Net Assets (100%)		$591,783,525

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$935,307,441
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$668,725,408

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$61,449,755
Aggregate gross unrealized depreciation	(24,672,023)

Net unrealized appreciation	$36,777,732

Federal income tax cost of investments	$596,887,519

At December 31, 2007, the Portfolio had loaned securities with a total value of $40,303,285. This was secured by collateral of $41,436,844 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2007, the Portfolio incurred approximately $218 as brokerage commissions with Cowen and Co. LLC, $227 with Sanford C. Bernstein & Co., Inc., and $612 with Exane S.A., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $54,506,854 of which $36,616,290 expires in the year 2011, and $17,890,564 expires in the year 2012.

The Portfolio utilized capital loss carryforward of $63,208,731 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (18.3%)
Auto Components (0.9%)
NOK Corp.^	249,902	$5,312,780

Automobiles (3.4%)
Bayerische Motoren Werke (BMW) AG	150,000	9,287,672
Harley-Davidson, Inc.	90,000	4,203,900
Hyundai Motor Co.*	60,000	4,589,499
Peugeot S.A.	30,000	2,274,219

		20,355,290

Hotels, Restaurants & Leisure (0.5%)
Accor S.A.	20,000	1,599,483
Compass Group plc.	187,800	1,153,280

		2,752,763

Internet & Catalog Retail (0.3%)
Expedia, Inc.*^	60,000	1,897,200

Leisure Equipment & Products (0.8%)
Eastman Kodak Co.^	220,000	4,811,400

Media (10.9%)
British Sky Broadcasting Group plc.	90,000	1,108,964
Comcast Corp., Class A*	20,000	365,200
Comcast Corp., Special Class A*	390,000	7,066,800
Interpublic Group of Cos., Inc.*^	250,000	2,027,500
Mediaset S.p.A.	200,000	2,019,091
News Corp., Class A.	600,000	12,294,000
Pearson plc.	350,000	5,099,917
Reed Elsevier N.V.^	400,000	7,982,793
Time Warner, Inc.	700,000	11,557,000
Viacom, Inc., Class B*	130,000	5,709,600
Vivendi S.A.	200,000	9,175,826

		64,406,691

Specialty Retail (1.5%)
Chico’s FAS, Inc.*^	500,000	4,515,000
Kingfisher plc.	1,500,000	4,347,470

		8,862,470

Total Consumer Discretionary		108,398,594

Consumer Staples (1.4%)
Food Products (1.4%)
Nestle S.A. (Registered)	5,000	2,296,516
Premier Foods plc.	1,500,000	6,113,630

		8,410,146

Total Consumer Staples		8,410,146

Energy (7.8%)
Oil, Gas & Consumable Fuels (7.8%)
BP plc.	750,000	9,181,642
El Paso Corp.	200,000	3,448,000
ENI S.p.A.	210,000	7,691,114
Gazprom OAO (Sponsored ADR)^	70,000	3,920,000
Royal Dutch Shell plc, Class B	250,000	10,400,885
Total S.A.	140,000	11,632,362

Total Energy		46,274,003

Financials (16.7%)
Capital Markets (1.1%)
Nomura Holdings, Inc.	50,000	848,140
UBS AG (Registered)	120,000	5,554,035

		6,402,175

Commercial Banks (8.1%)
Commerzbank AG	30,000	1,151,803
HSBC Holdings plc^	399,728	6,751,504
Intesa Sanpaolo S.p.A.	1,100,000	8,700,659
Kookmin Bank (ADR)*	60,000	4,399,200
Mega Financial Holding Co., Ltd	3,000,000	1,845,257
Mitsubishi UFJ Financial Group, Inc.	550,000	5,154,635
Royal Bank of Scotland Group plc.	700,000	6,186,785
Shinsei Bank Ltd.^	300,000	1,095,645
Sumitomo Mitsui Financial Group, Inc.^	650	4,869,982
UniCredito Italiano S.p.A.	950,000	7,889,222

		48,044,692

Consumer Finance (0.4%)
Aiful Corp.^	120,000	2,144,027

Diversified Financial Services (1.5%)
ING Groep N.V. (CVA)	230,000	8,995,262

Insurance (5.4%)
American International Group, Inc.	180,000	10,494,000
Aviva plc.	660,000	8,841,847
Muenchener Rueckversicherungs-Gesellschaft AG (Registered). .	12,000	2,332,379
Old Mutual plc.	1,650,000	5,504,805
Standard Life plc (b)	300,000	1,509,373
Torchmark Corp.	40,000	2,421,200
Willis Group Holdings Ltd.	26,700	1,013,799

		32,117,403

Real Estate Management & Development (0.2%)
Cheung Kong Holdings Ltd.	41,000	758,227
Swire Pacific Ltd., Class A^	33,500	461,853

		1,220,080

Total Financials		98,923,639

Health Care (12.7%)
Biotechnology (1.9%)
Amgen, Inc.*	240,000	11,145,600

Health Care Equipment & Supplies (2.0%)
Boston Scientific Corp.*	550,000	6,396,500
Covidien Ltd.	130,000	5,757,700

		12,154,200

Health Care Providers & Services (1.0%)
Quest Diagnostics, Inc.	110,000	5,819,000

Pharmaceuticals (7.8%)
GlaxoSmithKline plc.	440,000	11,202,300
Merck & Co., Inc.	64,000	3,719,040
Novartis AG (Registered)	160,000	8,776,222
Pfizer, Inc.	500,000	11,365,000
Sanofi-Aventis S.A.	120,000	11,049,589

		46,112,151

Total Health Care		75,230,951

Industrials (12.8%)
Aerospace & Defense (0.2%)
Rolls-Royce Group plc*	100,000	1,086,868
Rolls-Royce Group plc, Class B	4,040,000	8,846

		1,095,714

Air Freight & Logistics (4.1%)
Deutsche Post AG (Registered)	230,000	7,905,743
FedEx Corp.	80,000	7,133,600
United Parcel Service, Inc., Class B	130,000	9,193,600

		24,232,943

Commercial Services & Supplies (0.7%)
Pitney Bowes, Inc.	120,000	4,564,800

Industrial Conglomerates (7.0%)
General Electric Co.	330,000	12,233,100
Koninklijke Philips Electronics N.V.	165,000	7,121,353
Siemens AG (Registered)	90,000	14,324,288
Tyco International Ltd.	200,000	7,930,000

		41,608,741

EQ ADVISORS TRUST

EQ/TEMPLETON GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Machinery (0.8%)
Ebara Corp.^	1,350,000	$4,616,211

Total Industrials		76,118,409

Information Technology (16.7%)
Computers & Peripherals (1.4%)
Seagate Technology	325,000	8,287,500

Electronic Equipment & Instruments (1.9%)
FujiFilm Holdings Corp.	25,000	1,058,497
Hitachi Ltd.	365,000	2,721,613
Tyco Electronics Ltd.	200,000	7,426,000

		11,206,110

IT Services (3.6%)
Accenture Ltd., Class A	330,000	11,889,900
Electronic Data Systems Corp.	450,000	9,328,500

		21,218,400

Office Electronics (0.2%)
Konica Minolta Holdings, Inc.	60,000	1,062,883

Semiconductors & Semiconductor Equipment (4.4%)
Infineon Technologies AG*	750,000	8,849,058
Samsung Electronics Co., Ltd. (GDR) (b)	36,000	10,691,737
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	700,000	6,972,000

		26,512,795

Software (5.2%)
Cadence Design Systems, Inc.*	50,000	850,500
Microsoft Corp.	440,000	15,664,000
Oracle Corp.*	640,000	14,451,200

		30,965,700

Total Information Technology		99,253,388

Materials (1.4%)
Paper & Forest Products (1.4%)
International Paper Co.	40,000	1,295,200
Stora Enso Oyj, Class R^	75,000	1,122,854
Svenska Cellulosa AB, Class B	250,000	4,428,921
UPM-Kymmene Oyj	75,000	1,515,415

Total Materials		8,362,390

Telecommunication Services (7.1%)
Diversified Telecommunication Services (3.4%)
France Telecom S.A.	160,000	5,759,307
Singapore Telecommunications Ltd.	2,700,000	7,502,866
Telekom Austria AG	250,000	6,955,703

		20,217,876

Wireless Telecommunication Services (3.7%)
SK Telecom Co., Ltd. (ADR)^	100,000	2,984,000
Sprint Nextel Corp.	800,000	10,504,000
Vodafone Group plc.	2,300,000	8,598,198

		22,086,198

Total Telecommunication Services		42,304,074

Total Common Stocks (94.9%) (Cost $574,290,689)		563,275,594

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities (3.1%)
Federal Home Loan Bank
4.03%, 1/10/08 (o)(p)	$18,435,000	18,414,403

Short-Term Investments of Cash Collateral for Securities Loaned (5.5%)
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	31,748,706	31,748,706
Goldman Sachs Group, Inc.
4.62%, 8/18/08 (l)	1,000,000	1,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		32,748,706

Time Deposits (1.9%)
Dresdner Bank
4.25%, 1/2/08	10,095,000	10,095,000
JPMorgan Chase Nassau
3.51%, 1/2/08	1,126,540	1,126,540

Total Time Deposits		11,221,540

Total Short-Term Investments (10.5%) (Cost/Amortized Cost $62,383,954)		62,384,649

Total Investments (105.4%) (Cost/Amortized Cost $636,674,643)		625,660,243
Other Assets Less Liabilities (-5.4%)		(31,960,291)

Net Assets (100%)		$593,699,952

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2007.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

CVA — Dutch Certification

GDR — Global Depositary Receipt

EQ ADVISORS TRUST

EQ/TEMPLETON GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$516,547,861
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$15,519,013

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$30,526,805
Aggregate gross unrealized depreciation	(41,541,205)

Net unrealized depreciation	$(11,014,400)

Federal income tax cost of investments	$636,674,643

At December 31, 2007, the Portfolio had loaned securities with a total value of $31,449,272. This was secured by collateral of $32,748,706 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2007, the Portfolio incurred approximately $5,970 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio utilized capital loss carryforward of $432 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (14.1%)
Auto Components (3.2%)
BorgWarner, Inc.	67,000	$3,243,470
Johnson Controls, Inc.	105,800	3,813,032

		7,056,502

Automobiles (0.5%)
Harley-Davidson, Inc.	23,000	1,074,330

Hotels, Restaurants & Leisure (2.1%)
Carnival Corp.	74,000	3,292,260
Royal Caribbean Cruises Ltd.	29,900	1,268,956

		4,561,216

Household Durables (0.8%)
Fortune Brands, Inc.	25,800	1,866,888

Media (5.8%)
Comcast Corp., Class A*	104,500	1,908,170
Interpublic Group of Cos., Inc.*	170,100	1,379,511
McGraw-Hill Cos., Inc.	22,700	994,487
News Corp., Class A	105,000	2,151,450
Omnicom Group, Inc.	51,800	2,462,054
R.H. Donnelley Corp.*	42,311	1,543,505
Viacom, Inc., Class B*	47,500	2,086,200

		12,525,377

Multiline Retail (0.9%)
Target Corp.	37,400	1,870,000

Specialty Retail (0.3%)
Chico’s FAS, Inc.*	68,100	614,943

Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.*	37,100	1,134,518

Total Consumer Discretionary		30,703,774

Consumer Staples (3.8%)
Beverages (1.6%)
Anheuser-Busch Cos., Inc.	30,400	1,591,136
Constellation Brands, Inc., Class A*	78,000	1,843,920

		3,435,056

Food & Staples Retailing (2.2%)
Costco Wholesale Corp.	31,600	2,204,416
SYSCO Corp.	84,300	2,631,003

		4,835,419

Total Consumer Staples		8,270,475

Energy (8.5%)
Energy Equipment & Services (3.0%)
ENSCO International, Inc.	31,100	1,854,182
Halliburton Co.	122,600	4,647,766

		6,501,948

Oil, Gas & Consumable Fuels (5.5%)
Chevron Corp.	18,300	1,707,939
EOG Resources, Inc.	38,700	3,453,975
Exxon Mobil Corp.	24,600	2,304,774
Patriot Coal Corp.*	3,260	136,072
Peabody Energy Corp.	70,800	4,364,112

		11,966,872

Total Energy		18,468,820

Financials (19.1%)
Capital Markets (5.0%)
Bank of New York Mellon Corp.	98,600	4,807,736
Morgan Stanley	114,100	6,059,851

		10,867,587

Commercial Banks (5.5%)
City National Corp./California^	14,400	857,520
Fifth Third Bancorp.	117,600	2,955,288
PNC Financial Services Group, Inc.	26,500	1,739,725
Wells Fargo & Co.	208,700	6,300,653

		11,853,186

Consumer Finance (0.6%)
Discover Financial Services	92,300	1,391,884

Diversified Financial Services (3.9%)
Citigroup, Inc.	203,400	5,988,096
JPMorgan Chase & Co.	59,100	2,579,715

		8,567,811

Insurance (2.8%)
Aflac, Inc.	55,500	3,475,965
Hartford Financial Services Group, Inc.	23,400	2,040,246
Principal Financial Group, Inc.	7,300	502,532

		6,018,743

Thrifts & Mortgage Finance (1.3%)
Freddie Mac	81,900	2,790,333

Total Financials		41,489,544

Health Care (17.5%)
Biotechnology (2.7%)
Amgen, Inc.*	14,300	664,092
Cephalon, Inc.*	12,700	911,352
Genzyme Corp.*	59,200	4,406,848

		5,982,292

Health Care Equipment & Supplies (1.5%)
Medtronic, Inc.	65,000	3,267,550

Health Care Providers & Services (2.5%)
DaVita, Inc.*	12,100	681,835
Medco Health Solutions, Inc.*	27,600	2,798,640
UnitedHealth Group, Inc.	32,800	1,908,960

		5,389,435

Life Sciences Tools & Services (0.7%)
Millipore Corp.*	9,400	687,892
Pharmaceutical Product Development, Inc.	22,200	896,214

		1,584,106

Pharmaceuticals (10.1%)
Allergan, Inc.	79,700	5,119,928
Bristol-Myers Squibb Co.	55,800	1,479,816
Johnson & Johnson	63,000	4,202,100
Merck & Co., Inc.	81,300	4,724,343
Schering-Plough Corp.	47,200	1,257,408
Wyeth	116,400	5,143,716

		21,927,311

Total Health Care		38,150,694

Industrials (12.7%)
Air Freight & Logistics (1.6%)
FedEx Corp.	39,300	3,504,381

Building Products (1.7%)
Masco Corp.	167,600	3,621,836

Industrial Conglomerates (3.5%)
General Electric Co.	201,500	7,469,605

Machinery (3.2%)
Illinois Tool Works, Inc.	81,000	4,336,740
PACCAR, Inc.	49,450	2,694,036

		7,030,776

Road & Rail (2.7%)
Burlington Northern Santa Fe Corp.	53,300	4,436,159
Ryder System, Inc.	30,600	1,438,506

		5,874,665

Total Industrials		27,501,263

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Number of Shares	Value (Note 1)
Information Technology (13.6%)
Computers & Peripherals (1.9%)
Dell, Inc.*	84,300	$2,066,193
Lexmark International, Inc., Class A*	22,300	777,378
Network Appliance, Inc.*	50,100	1,250,496

		4,094,067

Semiconductors & Semiconductor Equipment (6.4%)
Analog Devices, Inc.	111,900	3,547,230
Intel Corp.	259,000	6,904,940
Linear Technology Corp.	50,600	1,610,598
Xilinx, Inc.	87,200	1,907,064

		13,969,832

Software (5.3%)
Intuit, Inc.*	56,100	1,773,321
Microsoft Corp.	154,100	5,485,960
Red Hat, Inc.*	33,700	702,308
Symantec Corp.*	216,034	3,486,789

		11,448,378

Total Information Technology		29,512,277

Telecommunication Services (3.3%)
Diversified Telecommunication Services (1.6%)
AT&T, Inc.	84,500	3,511,820

Wireless Telecommunication Services (1.7%)
Sprint Nextel Corp.	273,634	3,592,815

Total Telecommunication Services		7,104,635

Utilities (6.4%)
Electric Utilities (4.8%)
American Electric Power Co., Inc.	43,300	2,016,048
Exelon Corp.	87,800	7,167,992
Northeast Utilities	6,300	197,253
Pepco Holdings, Inc.	33,800	991,354

		10,372,647

Multi-Utilities (1.6%)
NiSource, Inc.	51,700	976,613
Sempra Energy	41,100	2,543,268

		3,519,881

Total Utilities		13,892,528

Total Common Stocks (99.0%) (Cost $195,991,505)		215,094,010

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investment of Cash Collateral for Securities Loaned (0.4%)
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	$871,200	871,200

Time Deposit (1.2%)
JPMorgan Chase Nassau
3.51%, 1/2/08	2,633,309	2,633,309

Total Short-Term Investments (1.6%) (Amortized Cost $3,504,509)		3,504,509

Total Investments (100.6%) (Cost/Amortized Cost $199,496,014)		218,598,519
Other Assets Less Liabilities (-0.6%)		(1,201,764)

Net Assets (100%)		$217,396,755

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$80,071,707
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$71,107,381

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$35,516,261
Aggregate gross unrealized depreciation	(16,456,900)

Net unrealized appreciation	$19,059,361

Federal income tax cost of investments	$199,539,158

At December 31, 2007, the Portfolio had loaned securities with a total value of $857,520. This was secured by collateral of $871,200 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2007, the Portfolio incurred approximately $275 as brokerage commissions with Sanford C. Bernstein & Co., Inc., and $1,618 with UBS AG, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $5,281,512 which expires in the year 2011.

The Portfolio utilized capital loss carryforward of $15,990,229 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.3%)
Internet & Catalog Retail (1.2%)
Liberty Media Corp., Interactive, Class A*	196,175	$3,743,019

Media (11.4%)
Comcast Corp., Class A*	455,150	8,311,039
Liberty Media Corp., Capital Series, Class A*	38,755	4,514,570
News Corp., Class B	145,100	3,083,375
Time Warner, Inc.	571,100	9,428,861
Viacom, Inc., Class B*	252,900	11,107,368

		36,445,213

Specialty Retail (0.7%)
Home Depot, Inc.	39,900	1,074,906
Lowe’s Cos., Inc.	56,900	1,287,078

		2,361,984

Total Consumer Discretionary		42,550,216

Consumer Staples (19.3%)
Beverages (3.7%)
Anheuser-Busch Cos., Inc.	53,300	2,789,722
Coca-Cola Co.	148,800	9,131,856

		11,921,578

Food & Staples Retailing (4.7%)
CVS Caremark Corp.	150,500	5,982,375
Wal-Mart Stores, Inc.	195,200	9,277,856

		15,260,231

Food Products (6.9%)
Cadbury Schweppes plc (ADR)	153,200	7,563,484
Kraft Foods, Inc., Class A	204,136	6,660,958
Sara Lee Corp.	68,500	1,100,110
Unilever N.V. (N.Y. Shares)	185,900	6,777,914

		22,102,466

Household Products (2.3%)
Kimberly-Clark Corp.	58,100	4,028,654
Procter & Gamble Co.	44,400	3,259,848

		7,288,502

Tobacco (1.7%)
Altria Group, Inc.	70,600	5,335,948

Total Consumer Staples		61,908,725

Financials (25.8%)
Capital Markets (4.0%)
Bank of New York Mellon Corp.	159,687	7,786,338
Bear Stearns Cos., Inc.	16,800	1,482,600
Merrill Lynch & Co., Inc.	65,100	3,494,568

		12,763,506

Commercial Banks (5.0%)
Barclays plc (ADR)	9,800	395,626
PNC Financial Services Group, Inc.	6,400	420,160
U.S. Bancorp	62,200	1,974,228
Wachovia Corp.	226,200	8,602,386
Wells Fargo & Co.	152,300	4,597,937

		15,990,337

Diversified Financial Services (8.2%)
Bank of America Corp.	262,700	10,839,002
Citigroup, Inc.	312,500	9,200,000
JPMorgan Chase & Co.	138,100	6,028,065

		26,067,067

Insurance (7.5%)
Aflac, Inc.	24,500	1,534,435
American International Group, Inc.	69,300	4,040,190
Berkshire Hathaway, Inc., Class B*	500	2,368,000
Chubb Corp.	149,380	8,153,160
Genworth Financial, Inc., Class A	44,500	1,132,525
Hartford Financial Services Group, Inc.	16,200	1,412,478
MBIA, Inc.^	20,100	374,463
MetLife, Inc.	46,000	2,834,520
Travelers Cos., Inc.	41,000	2,205,800

		24,055,571

Thrifts & Mortgage Finance (1.1%)
Fannie Mae	23,300	931,534
Freddie Mac	78,100	2,660,867

		3,592,401

Total Financials		82,468,882

Health Care (17.4%)
Health Care Equipment & Supplies (0.5%)
Boston Scientific Corp.*	150,100	1,745,663

Health Care Providers & Services (2.3%)
Cardinal Health, Inc.	84,400	4,874,100
UnitedHealth Group, Inc.	23,600	1,373,520
WellPoint, Inc.*	13,100	1,149,263

		7,396,883

Pharmaceuticals (14.6%)
Abbott Laboratories	100,500	5,643,075
Bristol-Myers Squibb Co.	344,800	9,144,096
Eli Lilly & Co.	106,300	5,675,357
GlaxoSmithKline plc (ADR)	59,600	3,003,244
Pfizer, Inc.	242,500	5,512,025
Roche Holding AG (ADR)	14,200	1,212,680
Schering-Plough Corp.	268,400	7,150,176
Wyeth	210,700	9,310,833

		46,651,486

Total Health Care		55,794,032

Industrials (2.0%)
Airlines (0.7%)
Southwest Airlines Co.	174,500	2,128,900

Industrial Conglomerates (1.3%)
General Electric Co.	112,000	4,151,840

Total Industrials		6,280,740

Information Technology (6.5%)
Communications Equipment (0.3%)
Alcatel-Lucent (ADR)	21,900	160,308
Telefonaktiebolaget LM Ericsson (Sponsored ADR)	31,800	742,530

		902,838

Computers & Peripherals (3.2%)
Dell, Inc.*	122,200	2,995,122
Hewlett-Packard Co.	42,800	2,160,544
International Business Machines Corp.	45,200	4,886,120

		10,041,786

IT Services (0.8%)
Computer Sciences Corp.*	22,200	1,098,234
Western Union Co.	63,800	1,549,064

		2,647,298

Semiconductors & Semiconductor Equipment (1.2%)
Intel Corp.	73,200	1,951,512
KLA-Tencor Corp.	18,000	866,880
Texas Instruments, Inc.	31,600	1,055,440

		3,873,832

Software (1.0%)
Microsoft Corp.	90,500	3,221,800

Total Information Technology		20,687,554

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Number of Shares	Value (Note 1)
Materials (8.0%)
Chemicals (3.2%)
E.I. du Pont de Nemours & Co.	169,400	$7,468,846
Rohm & Haas Co.	49,600	2,632,272

		10,101,118

Metals & Mining (0.9%)
Alcoa, Inc.	67,400	2,463,470
Newmont Mining Corp.	10,800	527,364

		2,990,834

Paper & Forest Products (3.9%)
International Paper Co.	387,745	12,555,183

Total Materials		25,647,135

Telecommunication Services (4.6%)
Diversified Telecommunication Services (4.6%)
AT&T, Inc.	113,000	4,696,280
Verizon Communications, Inc.	232,300	10,149,187

Total Telecommunication Services		14,845,467

Total Common Stocks (96.9%)
(Cost $310,213,151)		310,182,751

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities (3.2%)
Federal Home Loan Bank
3.25%, 1/2/08 (o)(p)	$10,200,000	10,198,159

Short-Term Investments of Cash Collateral for Securities Loaned (0.1%)
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	386,925	386,925

Time Deposit (0.0%)
JPMorgan Chase Nassau
3.51%, 1/2/08	17,513	17,513

Total Short-Term Investments (3.3%)
(Cost/Amortized Cost $10,603,517)		10,602,597

Total Investments (100.2%)
(Cost/Amortized Cost $320,816,668)		320,785,348
Other Assets Less Liabilities (-0.2%)		(625,018)

Net Assets (100%)		$320,160,330

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(o)	Discount Note Security. Effective rate calculated as of December 31, 2007.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$131,122,305
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$70,046,519

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$26,599,218
Aggregate gross unrealized depreciation	(26,794,223)

Net unrealized depreciation	$(195,005)

Federal income tax cost of investments	$320,980,353

At December 31, 2007, the Portfolio had loaned securities with a total value of $374,463. This was secured by collateral of $386,925 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2007, the Portfolio incurred approximately $1,550 as brokerage commissions with Morgan Stanley & Co., Inc. and $348 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Austria (0.7%)
Raiffeisen International Bank Holding AG	185,019	$28,024,528

Bermuda (0.9%)
Central European Media Enterprises Ltd.*	286,100	33,181,878

Brazil (12.2%)
All America Latina Logistica S.A.	1,311,130	16,971,031
Banco do Brasil S.A.	1,072,566	18,317,981
Banco Itau Holding Financeira S.A. (ADR)	1,002,446	25,923,254
Banco Itau Holding Financeira S.A. (Preference)	397,694	10,165,774
Cia Energetica de Sao Paulo, Class B (Preference)*	359,357	8,767,907
Cia Siderurgica Nacional S.A.	302,730	26,803,510
Cia Vale do Rio Doce (Preference ADR)	21,256	606,035
Cia Vale do Rio Doce (Sponsored ADR)	4,502,389	125,976,844
Cyrela Brazil Realty S.A.	1,447,960	19,685,748
Gerdau S.A. (Preference)	191,725	5,596,647
Gerdau S.A. (Sponsored ADR)	428,268	12,424,055
Investimentos Itau S.A. (Preference)	1,911,723	12,619,520
Lojas Arapua S.A. (Preference)*†(b)	1,248,000	—
NET Servicos de Comunicacao S.A. (Preference)*	1,132,696	13,808,710
Petroleo Brasileiro S.A. (ADR)	141,328	16,286,639
Petroleo Brasileiro S.A. (Preference)	284,864	14,147,178
Petroleo Brasileiro S.A. (Sponsored ADR) (Frankfurt Exchange)	340,510	32,763,872
Petroleo Brasileiro S.A. (Sponsored ADR) (New York Exchange)	618,543	59,516,207
Unibanco-Uniao de Bancos Brasileiros S.A.	187,686	2,607,570
Unibanco-Uniao de Bancos Brasileiros S.A. (GDR)	338,572	47,278,194

		470,266,676

China (11.8%)
Bank of China Ltd., Class H^	65,895,000	31,944,379
Belle International Holdings Ltd.^	1,437,000	2,170,962
BYD Electronic International Co., Ltd.*	7,771,500	15,049,844
China Coal Energy Co.	19,824,000	62,288,455
China Communications Construction Co., Ltd., Class H^	12,057,000	31,621,521
China Construction Bank Corp., Class H^(b)	75,939,000	64,374,893
China COSCO Holdings Co., Ltd., Class H^	13,923,000	38,479,576
China Petroleum & Chemical Corp., Class H^	32,144,000	48,561,869
Datang International Power Generation Co., Ltd., Class H^	10,563,000	9,428,589
Dongfeng Motor Group Co., Ltd., Class H^	33,181,000	23,404,661
Harbin Power Equipment Co., Ltd., Class H	11,435,000	36,662,862
Industrial & Commercial Bank of China Ltd., Class H^	66,152,000	47,509,580
Maanshan Iron & Steel Co., Ltd., Class H^	26,125,000	17,321,960
Ping An Insurance Group Co. of China Ltd., Class H^§	2,548,000	27,351,117
Sino-Ocean Land Holdings Ltd.*	408,000	505,461

		456,675,729

Czech Republic (0.4%)
Komercni Banka A/S	60,600	14,565,113

Egypt (0.7%)
El Sewedy Cables Holding Co.*	1,175,654	25,368,338

Hong Kong (5.9%)
China Mobile Ltd.^	6,450,000	114,070,716
China Overseas Land & Investment Ltd.	1,844,000	3,812,204
China Resources Power Holdings Co.	8,324,000	28,770,077
COSCO Pacific Ltd.	6,144,000	16,389,463
GOME Electrical Appliances Holdings Ltd.^	16,398,000	41,639,572
Shanghai Industrial Holdings Ltd.^	5,260,000	22,935,851

		227,617,883

India (11.2%)
Aban Offshore Ltd.	195,620	24,596,802
ABB Ltd.	736,174	28,245,062
Axis Bank Ltd.	1,235,937	30,430,421
Bharat Heavy Electricals Ltd.	537,188	35,295,766
Bharti Airtel Ltd.*	783,900	19,816,769
Deccan Chronicle Holdings Ltd.	2,496,225	13,923,508
Glenmark Pharmaceuticals Ltd.	1,495,640	22,615,792
GVK Power & Infrastructure Ltd.*	659,350	13,409,488
HCL Technologies Ltd.	1,757,300	14,697,297
HDFC Bank Ltd.	617,000	27,067,226
HDFC Bank Ltd. (ADR)	200,000	26,090,000
Housing Development Finance Corp.	227,500	16,610,126
India Cements Ltd.	1,252,730	9,857,522
Infosys Technologies Ltd.	503,460	22,607,481
Maruti Suzuki India Ltd.	582,500	14,697,355
Praj Industries Ltd.	1,387,300	8,473,740
Reliance Communications Ltd.	916,900	17,363,292
Reliance Industries Ltd.	705,200	51,576,304
Steel Authority of India Ltd.	1,688,500	12,189,843
Television Eighteen India Ltd.	429,746	5,834,798
Zee Entertainment Enterprises Ltd.	1,892,900	15,706,532

		431,105,124

Indonesia (3.6%)
PT Astra International Tbk	7,129,400	20,722,132
PT Bank Central Asia Tbk	16,938,000	13,164,482
PT Bank Mandiri Persero Tbk	12,373,000	4,610,647
PT Bank Rakyat Indonesia	15,745,500	12,405,291
PT Bumi Resources Tbk	59,350,500	37,913,548
PT International Nickel Indonesia Tbk	1,694,500	17,364,453
PT Tambang Batubara Bukit Asam Tbk	8,597,000	10,983,657
PT Telekomunikasi Indonesia Tbk	19,408,000	20,973,245

		138,137,455

Luxembourg (2.0%)
Evraz Group S.A. (GDR) (Chi-X Alt TS Exchange)	303,109	23,430,326

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Evraz Group S.A. (GDR) (OTC Exchange)	7,742	$598,457
Millicom International Cellular S.A.	174,669	20,600,462
Tenaris S.A. (ADR)	707,535	31,648,040

		76,277,285

Malaysia (0.5%)
Hap Seng Plantations Holdings Bhd*	593,000	570,227
IOI Corp. Bhd	8,927,200	20,921,016

		21,491,243

Mexico (4.8%)
America Movil S.A.B. de C.V., Series L (ADR)	1,444,722	88,691,484
Corp. GEO S.A.B. de C.V.*	2,844,281	8,182,881
Empresas ICA S.A.B. de C.V.*	1,402,406	9,250,177
Grupo Financiero Banorte S.A.B. de C.V., Class O	5,999,900	24,792,748
Grupo Mexico S.A.B. de C.V., Class B	1,478,500	9,292,864
Urbi Desarrollos Urbanos S.A. de C.V.*	2,908,800	10,047,530
Wal-Mart de Mexico S.A.B. de C.V., Series C (ADR)	72,197	2,516,968
Wal-Mart de Mexico S.A.B. de C.V., Series V	9,003,783	31,389,456

		184,164,108

Oman (1.5%)
BankMuscat (SAOG) (GDR) (m)	2,675,323	59,525,937

Philippines (0.7%)
Ayala Corp.	608,334	8,327,285
Philippine Long Distance Telephone Co.	108,670	8,359,231
PNOC Energy Development Corp.	60,968,500	9,601,339

		26,287,855

Poland (3.5%)
Bank Handlowy w Warszawie S.A.	274,220	11,138,951
Bank Millennium S.A.	4,656,777	22,021,394
Bank Pekao S.A.	352,668	32,551,543
Bank Zachodni WBK S.A.	179,976	18,368,258
Budimex S.A.*	146,366	5,475,297
Getin Holding S.A.*	563,076	3,365,612
PBG S.A.*	39,509	4,933,504
Polimex Mostostal S.A.	1,848,550	6,434,053
Polski Koncern Naftowy Orlen S.A.*	296,700	6,261,301
TVN S.A.	2,575,773	26,183,473

		136,733,386

Russia (12.1%)
CTC Media, Inc.*	1,021,936	30,862,467
Eurasia Drilling Co., Ltd. (GDR)*(b)	695,060	18,940,385
Gazprom OAO (Sponsored ADR) (Chi-X Alt TS Exchange)	327,600	18,574,920
Gazprom OAO (Sponsored ADR) (Frankfurt Exchange)	773,700	43,327,200
Gazprom OAO (Sponsored ADR) (OTC Exchange)	1,827,891	102,361,896
Mechel OAO (ADR)	278,650	27,068,061
Mobile Telesystems OJSC (ADR)	350,500	35,677,395
Sberbank RF (GDR)^	32,549	17,641,558
Sberbank RF, Class S^	14,338,257	60,507,444
Severstal (GDR)	205,400	4,662,580
Severstal (GDR) (m)	685,665	15,674,302
TMK OAO (GDR) (b)	406,145	17,626,693
TMK OAO (GDR) (m)^	165,125	7,430,625
Vimpel-Communications OJSC (ADR)	1,015,770	42,256,032
Wimm-Bill-Dann Foods OJSC (ADR)	169,865	22,259,110

		464,870,668

South Africa (5.2%)
Allied Electronics Corp., Ltd. (Preference)*	1,498,615	9,428,906
ArcelorMittal South Africa Ltd.	1,467,821	29,316,258
Barloworld Ltd.	482,673	7,606,266
Exxaro Resources Ltd.	1,407,973	21,312,167
Freeworld Coatings Ltd.*	482,673	745,089
Group Five Ltd.	1,936,208	15,581,795
MTN Group Ltd.	4,031,061	75,532,812
Murray & Roberts Holdings Ltd.	1,653,388	24,676,169
Raubex Group Ltd.	2,240,913	15,571,482
Sanlam Ltd.	6,840	22,769
Standard Bank Group Ltd.	79,112	1,158,490

		200,952,203

South Korea (11.7%)
Amorepacific Corp.	12,278	9,312,943
Cheil Communications, Inc.	43,961	13,243,953
Cheil Industries, Inc.	164,481	9,190,061
Doosan Infracore Co., Ltd.	310,122	9,906,146
GS Engineering & Construction Corp.	114,040	19,005,651
Hite Brewery Co., Ltd.	81,138	12,352,080
Hyundai Heavy Industries Co., Ltd.	73,258	34,631,339
Hyundai Mipo Dockyard Co., Ltd.	70,991	21,880,138
Hyundai Motor Co.	294,760	22,546,676
Korean Air Lines Co., Ltd.*	171,715	14,088,683
LG Chem Ltd.	173,150	16,574,157
LG Electronics, Inc.	216,516	23,130,816
LG.Philips LCD Co., Ltd.	603,884	31,934,467
NHN Corp.*	118,072	28,519,929
Orion Corp.	25,292	6,754,981
POSCO	29,760	18,281,075
Samsung Electronics Co., Ltd.	46,963	27,895,335
Samsung Electronics Co., Ltd. (Preference)	42,108	19,253,484
Samsung Fire & Marine Insurance Co., Ltd.	80,640	21,795,759
Shinhan Financial Group Ltd.	447,256	25,562,946
SK Energy Co., Ltd.*	55,597	10,750,555
SSCP Co., Ltd.*	299,466	10,077,644
STX Pan Ocean Co., Ltd.	9,093,500	22,995,130
Woongjin Coway Co., Ltd.	623,228	20,307,093

		449,991,041

Taiwan (5.0%)
Asustek Computer, Inc.	5,424,245	16,288,873
AU Optronics Corp.	29,908,135	58,553,903
Epistar Corp.	3,308,000	14,176,633
Formosa Plastics Corp.	10,790,000	30,306,279
Foxconn Technology Co., Ltd.	1,958,300	15,939,546
InnoLux Display Corp.	1,881,000	6,379,318
InnoLux Display Corp. (GDR)*	839,572	5,709,090
MediaTek, Inc.	148,545	1,928,115
Siliconware Precision Industries Co.	5,166,000	9,285,723
Taiwan Cement Corp.	12,085,000	16,766,869

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Tripod Technology Corp.	579,530	$2,090,521
TXC Corp.	1,107,534	1,949,782
Yang Ming Marine Transport Corp.	19,121,916	14,797,826

		194,172,478

Turkey (3.6%)
Akcansa Cimento A/S	1,026,338	6,216,251
Aksigorta A/S	1,873,620	11,028,345
KOC Holding A/S*	1,599,229	8,662,917
Tekfen Holding AS*	821,199	4,518,433
Turkcell Iletisim Hizmet A/S	2,671,363	29,169,074
Turkcell Iletisim Hizmet A/S (ADR)	44,400	1,224,108
Turkiye Garanti Bankasi A/S	3,575,796	32,028,883
Turkiye Halk Bankasi A/S*	1,471,057	15,309,785
Turkiye Is Bankasi A/S	908,438	5,695,900
Yapi ve Kredi Bankasi A/S*	7,097,222	24,943,958

		138,797,654

Total Common Stocks (98.0%)
(Cost $2,785,585,616)		3,778,206,582

	Number of Rights
RIGHTS:
Hong Kong (0.0%)
Shanghai Industrial Holdings Ltd., expiring 1/31/08*† (Cost $—)	51,520	—

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (4.2%)
ANZ National Bank Ltd.
4.36%, 3/6/09 (l)	$3,998,688	3,998,688
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	20,000,000	20,000,000
Beta Finance, Inc.
4.38%, 2/17/09 (l)	5,997,323	5,997,323
BNP Paribas N.Y.
4.35%, 2/22/08 (l)	2,000,000	2,000,000
CC USA, Inc.
4.38%, 2/12/09 (l)	9,995,534	9,995,534
Citigroup Global Markets, Inc.
4.65%, 1/7/08 (l)	6,000,000	6,000,000
Comerica Bank
5.00%, 6/19/09 (l)	4,000,560	4,000,560
Credit Suisse (USA) LLC, Repurchase Agreement
4.69%, 1/2/08 (r)	40,000,000	40,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	45,868,303	45,868,303
Five Finance, Inc.
4.38%, 2/23/09 (l)	4,997,614	4,997,614
Goldman Sachs Group, Inc.
4.60%, 12/23/08 (l)	5,000,953	5,000,953
Links Finance LLC
4.37%, 6/22/09 (l)	4,998,124	4,998,124
Monumental Global Funding II
4.40%, 3/26/10 (l)	4,000,000	4,000,000
New York Life Insurance Co.
5.29%, 3/31/08 (l)	1,000,000	1,000,000
Pricoa Global Funding I
4.36%, 5/23/08 (l)	4,000,000	4,000,000

Total Short-Term Investments (4.2%)
(Amortized Cost $161,857,099)		161,857,099

Total Investments (102.2%)
(Cost/Amortized Cost $2,947,442,715)		3,940,063,681
Other Assets Less Liabilities (-2.2%)		(85,643,004)

Net Assets (100%)		$3,854,420,677

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $0 or 0.00% of net assets) valued at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2007, the market value of these securities amounted to $27,351,117 or 0.71% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(m)	Regulation S is an exemption for securities offering that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$3,294,363,316
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$3,038,149,246

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,049,866,759
Aggregate gross unrealized depreciation	(58,639,370)

Net unrealized appreciation	$991,227,389

Federal income tax cost of investments	$2,948,836,292

At December 31, 2007, the Portfolio had loaned securities with a total value of $154,116,475. This was secured by collateral of $161,857,099 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2007, the Portfolio incurred approximately $56,905 as brokerage commissions with BNP Paribas, $898 with Morgan Stanley & Co., Inc., and $9,108 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (33.0%)
Distributors (2.3%)
Li & Fung Ltd.	2,482,000	$10,026,804

Diversified Consumer Services (1.3%)
Apollo Group, Inc., Class A*	83,891	5,884,953

Hotels, Restaurants & Leisure (11.1%)
Chipotle Mexican Grill, Inc., Class B*	57,365	7,058,763
Choice Hotels International, Inc.^	115,478	3,833,870
Ctrip.com International Ltd. (ADR)	117,014	6,724,794
Marriott International, Inc., Class A	175,205	5,988,507
Starbucks Corp.*	509,891	10,437,469
Wynn Resorts Ltd.^	132,240	14,828,071

		48,871,474

Household Durables (1.7%)
Mohawk Industries, Inc.*^	53,646	3,991,262
NVR, Inc.*^	6,534	3,423,816

		7,415,078

Internet & Catalog Retail (1.5%)
priceline.com, Inc.*^	59,052	6,782,713

Media (9.3%)
Aeroplan Income Fund	549,736	13,201,017
Discovery Holding Co., Class A*	270,324	6,795,945
Focus Media Holding Ltd. (ADR)*^	92,773	5,270,434
Grupo Televisa S.A. (Sponsored ADR)	266,645	6,338,152
Lamar Advertising Co., Class A^	123,577	5,940,346
Morningstar, Inc.*^	47,444	3,688,771

		41,234,665

Specialty Retail (2.8%)
Abercrombie & Fitch Co.	152,137	12,166,396

Textiles, Apparel & Luxury Goods (3.0%)
Coach, Inc.*	216,677	6,625,983
Lululemon Athletica, Inc.*^	139,830	6,623,747

		13,249,730

Total Consumer Discretionary		145,631,813

Energy (8.3%)
Oil, Gas & Consumable Fuels (8.3%)
Southwestern Energy Co.*	237,402	13,228,039
Ultra Petroleum Corp.*^	324,427	23,196,531

Total Energy		36,424,570

Financials (9.6%)
Capital Markets (2.0%)
Calamos Asset Management, Inc., Class A^	149,039	4,438,381
GLG Partners, Inc.*^	314,158	4,272,549

		8,710,930

Diversified Financial Services (4.0%)
IntercontinentalExchange, Inc.*	52,891	10,181,517
Leucadia National Corp.^	162,336	7,646,026

		17,827,543

Insurance (1.2%)
Alleghany Corp.*	12,902	5,186,604

Real Estate Management & Development (2.4%)
Brookfield Asset Management, Inc., Class A	162,716	5,804,080
Forest City Enterprises, Inc., Class A^	110,883	4,927,641

		10,731,721

Total Financials		42,456,798

Health Care (5.8%)
Health Care Equipment & Supplies (1.7%)
Gen-Probe, Inc.*	117,098	7,368,977

Life Sciences Tools & Services (4.1%)
Illumina, Inc.*^	160,080	9,486,341
Techne Corp.*^	128,742	8,503,409

		17,989,750

Total Health Care		25,358,727

Industrials (14.7%)
Air Freight & Logistics (4.3%)
C.H. Robinson Worldwide, Inc.	199,134	10,777,132
Expeditors International of Washington, Inc.	184,093	8,225,275

		19,002,407

Airlines (0.9%)
UAL Corp.*^	107,004	3,815,763

Commercial Services & Supplies (7.7%)
ChoicePoint, Inc.*	150,446	5,479,243
Corporate Executive Board Co.^	111,646	6,709,924
IHS, Inc., Class A*^	94,169	5,702,875
Monster Worldwide, Inc.*	193,435	6,267,294
Stericycle, Inc.*^	162,967	9,680,240

		33,839,576

Construction & Engineering (0.7%)
Aecom Technology Corp.*	113,841	3,252,437

Transportation Infrastructure (1.1%)
Grupo Aeroportuario del Pacifico S.A. de C.V. (ADR)	114,977	5,131,424

Total Industrials		65,041,607

Information Technology (16.0%)
Internet Software & Services (9.7%)
Alibaba.com Ltd.*§	885,100	3,138,612
Baidu.com (Sponsored ADR)*^	35,948	14,033,740
Equinix, Inc.*^	81,995	8,287,235
NHN Corp.*	28,057	6,777,082
Tencent Holdings Ltd.	1,423,400	10,779,461

		43,016,130

IT Services (3.7%)
Iron Mountain, Inc.*	187,822	6,953,171
Mastercard, Inc., Class A^	44,185	9,508,612

		16,461,783

Software (2.6%)
Autodesk, Inc.*	80,861	4,023,643
Salesforce.com, Inc.*	115,132	7,217,625

		11,241,268

Total Information Technology		70,719,181

Materials (5.5%)
Chemicals (2.0%)
Nalco Holding Co.	369,372	8,931,415

Construction Materials (3.5%)
Martin Marietta Materials, Inc.^	83,729	11,102,466
Texas Industries, Inc.^	60,563	4,245,466

		15,347,932

Total Materials		24,279,347

Telecommunication Services (2.9%)
Wireless Telecommunication Services (2.9%)
Crown Castle International Corp.*^	144,850	6,025,760

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Number of Shares	Value (Note 1)
NII Holdings, Inc.*	142,395	$6,880,526

Total Telecommunication Services		12,906,286

Utilities (1.4%)
Gas Utilities (1.4%)
Questar Corp	116,970	6,328,077

Total Utilities		6,328,077

Total Common Stocks (97.2%) (Cost $397,052,199)		429,146,406

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (23.8%)
Barclays Capital, Repurchase Agreement
4.65%, 1/2/08 (r)	$10,000,000	10,000,000
Caixa d’Estalvis i Pensions de Barcelona/Catalonia
5.18%, 6/30/08 (l)	1,600,000	1,600,000
Deutsche Bank Securities, Inc., Repurchase Agreement
4.75%, 1/2/08 (r)	92,353,580	92,353,580
Goldman Sachs Group, Inc.
4.62%, 8/18/08 (l)	1,000,000	1,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		104,953,580

Time Deposit (6.0%)
JPMorgan Chase Nassau
3.51%, 1/2/08	26,720,270	26,720,270

Total Short-Term Investments (29.8%) (Amortized Cost $131,673,850)		131,673,850

Total Investments (127.0%) (Cost/Amortized Cost $528,726,049)		560,820,256
Other Assets Less Liabilities (-27.0%)		(119,289,847)

Net Assets (100%)		$441,530,409

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2007, the market value of these securities amounted to $3,138,612 or 0.71% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$387,600,018
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$130,180,006

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$48,602,499
Aggregate gross unrealized depreciation	(16,555,895)

Net unrealized appreciation	$32,046,604

Federal income tax cost of investments	$528,773,652

At December 31, 2007, the Portfolio had loaned securities with a total value of $102,273,857. This was secured by collateral of $104,953,580 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $3,837 which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2007, the Portfolio incurred approximately $10,015 as brokerage commissions with Morgan Stanley & Co., Inc., and $1,680 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (6.3%)
Hotels, Restaurants & Leisure (6.3%)
Millennium & Copthorne Hotels plc	509,920	$4,146,467
Morgans Hotel Group Co.*	480,771	9,269,265
Starwood Hotels & Resorts Worldwide, Inc.	745,990	32,845,939

Total Consumer Discretionary		46,261,671

Financials (90.0%)
Diversified REIT’s (5.8%)
Liberty Property Trust (REIT)	506,109	14,581,000
PS Business Parks, Inc. (REIT)	36,072	1,895,584
Vornado Realty Trust (REIT)	292,587	25,733,027

		42,209,611

Industrial REIT’s (4.7%)
AMB Property Corp. (REIT)	247,629	14,253,525
DCT Industrial Trust, Inc. (REIT)	238,531	2,220,724
EastGroup Properties, Inc. (REIT)	15,272	639,133
ProLogis (REIT)	270,801	17,163,367

		34,276,749

Office REIT’s (13.4%)
Boston Properties, Inc. (REIT)	447,053	41,043,936
Brandywine Realty Trust (REIT)	782,061	14,022,354
Duke Realty Corp. (REIT)	513,240	13,385,299
Highwoods Properties, Inc. (REIT)	21,397	628,644
Kilroy Realty Corp. (REIT)	25,421	1,397,138
Mack-Cali Realty Corp. (REIT)	590,198	20,066,732
Parkway Properties, Inc./ Maryland (REIT)	40,642	1,502,941
SL Green Realty Corp. (REIT)	60,862	5,688,163

		97,735,207

Real Estate Management & Development (6.4%)
Brookfield Properties Corp.	1,803,560	34,718,530
Forest City Enterprises, Inc., Class A	263,418	11,706,296

		46,424,826

Residential REIT’s (20.1%)
American Campus Communities, Inc. (REIT)	11,123	298,653
Apartment Investment & Management Co. (REIT)	1,530	53,137
AvalonBay Communities, Inc. (REIT)	349,324	32,885,361
BRE Properties, Inc. (REIT)	166,204	6,736,248
Camden Property Trust (REIT)	254,676	12,262,650
Equity Lifestyle Properties, Inc. (REIT)	231,520	10,573,518
Equity Residential (REIT)	1,507,779	54,988,700
Essex Property Trust, Inc. (REIT)	123,319	12,022,369
GMH Communities Trust (REIT)	335,523	1,852,087
Mid-America Apartment Communities, Inc. (REIT)	7,683	328,448
Post Properties, Inc. (REIT)	429,474	15,083,127

		147,084,298

Retail REIT’s (21.7%)
Acadia Realty Trust (REIT)	170,336	4,362,305
Cedar Shopping Centers, Inc. (REIT)	120,711	1,234,874
Developers Diversified Realty Corp. (REIT)	69,990	2,679,917
Equity One, Inc. (REIT)	11,646	268,207
Federal Realty Investment Trust (REIT)	168,275	13,823,791
General Growth Properties, Inc. (REIT)	227,999	9,388,999
Macerich Co. (REIT)	357,335	25,392,225
Ramco-Gershenson Properties Trust (REIT)	116,526	2,490,161
Regency Centers Corp. (REIT)	417,737	26,939,859
Simon Property Group, Inc. (REIT)	770,494	66,925,109
Taubman Centers, Inc. (REIT)	92,818	4,565,717
Weingarten Realty Investors (REIT)	7,830	246,175

		158,317,339

Specialized REIT’s (17.9%)
Cogdell Spencer, Inc. (REIT)	94,132	1,499,523
DiamondRock Hospitality Co. (REIT)	126,741	1,898,580
HCP, Inc. (REIT)	30,374	1,056,408
Healthcare Realty Trust, Inc. (REIT)	489,526	12,429,065
Hersha Hospitality Trust (REIT)	455,423	4,326,518
Host Hotels & Resorts, Inc. (REIT)	2,458,346	41,890,216
Plum Creek Timber Co., Inc. (REIT)	44,428	2,045,465
Public Storage (REIT)	288,021	21,143,622
Senior Housing Properties Trust (REIT)	813,463	18,449,341
Sovran Self Storage, Inc. (REIT)	141,577	5,677,238
Strategic Hotels & Resorts, Inc. (REIT)	1,046,447	17,507,058
U-Store-It Trust (REIT)	52,380	479,801
Universal Health Realty Income Trust (REIT)	45,578	1,615,284
Ventas, Inc. (REIT)	7,780	352,045

		130,370,164

Total Financials		656,418,194

Health Care (0.8%)
Health Care Providers & Services (0.8%)
Assisted Living Concepts, Inc., Class A*	756,589	5,674,417

Total Health Care		5,674,417

Total Common Stocks (97.1%) (Cost $792,672,532)		708,354,282

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (2.2%)
JPMorgan Chase Nassau
3.51%, 1/2/08
(Amortized Cost $15,938,704)	$15,938,704	15,938,704

Total Investments (99.3%) (Cost/Amortized Cost $808,611,236)		724,292,986
Other Assets Less Liabilities (0.7%)		5,300,115

Net Assets (100%)		$729,593,101

*	Non-income producing.

Glossary:

REIT — Real Estate Investment Trust

EQ ADVISORS TRUST

EQ/VAN KAMPEN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$925,064,071
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$135,527,587

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,031,854
Aggregate gross unrealized depreciation	(92,603,690)

Net unrealized depreciation	$(84,571,836)

Federal income tax cost of investments	$808,864,822

See Notes to Financial Statements.

EQ ADVISORS TRUST

MARKETPLUS INTERNATIONAL CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (5.5%)
ABC Learning Centres Ltd.^	29,459	$133,988
AGL Energy Ltd.^	33,051	386,552
Alumina Ltd.	90,681	507,195
Amcor Ltd.	69,214	419,944
AMP Ltd.	152,119	1,329,002
Ansell Ltd.	5,601	59,359
Aristocrat Leisure Ltd.	28,572	282,236
Asciano Group^	43,942	270,082
ASX Ltd.	13,624	723,734
Australia & New Zealand Banking Group Ltd.^	151,221	3,646,128
Babcock & Brown Ltd.^	18,243	434,896
Bendigo Bank Ltd.	20,000	259,200
BHP Billiton Ltd.^	1,254,185	44,203,659
Billabong International Ltd.	13,065	170,011
BlueScope Steel Ltd.	57,749	489,318
Boart Longyear Group*	105,245	217,164
Boral Ltd.	45,200	242,890
Brambles Ltd.	114,949	1,163,734
Caltex Australia Ltd.	10,629	180,776
Centro Properties Group (REIT)	65,065	57,702
Centro Retail Group	100,000	83,415
CFS Retail Property Trust (REIT)^	114,773	235,817
Challenger Financial Services Group Ltd.^	28,335	124,149
Coca-Cola Amatil Ltd.	40,285	335,329
Cochlear Ltd.	4,377	287,858
Commonwealth Bank of Australia^	105,568	5,478,216
Commonwealth Property Office Fund	57,296	77,727
Computershare Ltd.	38,836	336,908
Crown Ltd.*	36,273	428,376
CSL Ltd.^	44,578	1,423,193
CSR Ltd.	72,853	198,303
DB RREEF Trust (REIT)^	220,989	388,079
Downer EDI Ltd.^	12,010	56,734
Fairfax Media Ltd.	92,109	378,501
Fortescue Metals Group Ltd.*	99,150	652,940
Foster’s Group Ltd.	155,175	892,447
Futuris Corp., Ltd.^	23,060	43,533
Goodman Fielder Ltd.	76,269	126,904
Goodman Group (REIT)	112,004	480,908
GPT Group (REIT)	163,751	580,878
Harvey Norman Holdings Ltd.	39,767	237,439
Iluka Resources Ltd.^	9,361	37,809
ING Industrial Fund	39,235	87,504
Insurance Australia Group Ltd.^	140,485	508,214
Leighton Holdings Ltd.	10,735	576,863
Lend Lease Corp., Ltd.	27,906	423,900
Lion Nathan Ltd.	23,135	195,215
Macquarie Airports Ltd.	54,126	192,478
Macquarie Communications Infrastructure Group	17,169	81,859
Macquarie Group Ltd.^	21,991	1,471,361
Macquarie Infrastructure Group	209,421	557,163
Macquarie Office Trust (REIT)	158,396	194,712
Mirvac Group (REIT)^	78,477	413,441
National Australia Bank Ltd.	131,504	4,363,502
Newcrest Mining Ltd.	36,278	1,054,364
OneSteel Ltd.	58,367	315,182
Orica Ltd.	24,964	695,949
Origin Energy Ltd.	69,550	540,455
Oxiana Ltd.^	109,015	333,108
Pacific Brands Ltd.	19,773	56,426
Paladin Resources Ltd.*^	42,092	250,951
PaperlinX Ltd.	17,665	41,259
Perpetual Ltd.^	2,928	170,299
Qantas Airways Ltd.	76,602	365,897
QBE Insurance Group Ltd.	70,735	2,070,710
Rio Tinto Ltd.^	23,165	2,724,547
Santos Ltd.	47,205	585,251
Sonic Healthcare Ltd.	24,560	360,565
St. George Bank Ltd.	16,600	460,444
Stockland (REIT)^	114,412	845,868
Suncorp-Metway Ltd.	75,788	1,125,952
Symbion Health Ltd.	25,472	89,016
TABCORP Holdings Ltd.	42,068	545,940
Tatts Group Ltd.^	81,959	287,136
Telstra Corp., Ltd.	342,991	1,256,094
Toll Holdings Ltd.	42,030	422,555
Transurban Group	85,287	512,222
Wesfarmers Ltd.^	43,961	1,563,298
Wesfarmers Ltd. (PPS)	11,504	411,114
Westfield Group (REIT)	141,864	2,615,838
Westpac Banking Corp.	151,337	3,710,051
Woodside Petroleum Ltd.	39,065	1,728,429
Woolworths Ltd.	98,102	2,927,847
WorleyParson Ltd.	11,697	534,068
Zinifex Ltd.	39,629	431,473

		106,161,553

Austria (0.3%)
Andritz AG	2,953	178,958
bwin Interactive Entertainment AG*^	1,877	73,025
Erste Bank der Oesterreichischen Sparkassen AG	15,415	1,093,069
Flughafen Wein AG	413	47,702
Immoeast AG*	32,827	353,721
Immofinanz Immobilien Anlagen AG^	36,140	367,228
Mayr Melnhof Karton AG	331	35,879
OMV AG	13,362	1,082,681
Raiffeisen International Bank Holding AG	2,756	417,447
RHI AG*^	1,031	42,206
Telekom Austria AG	27,164	755,779
Verbund-Oesterreichische Elektrizitaetswirtschafts AG, Class A	5,969	417,848
voestalpine AG	9,063	655,240
Wiener Staedtische Versicherung AG	2,480	199,423
Wienerberger AG	6,279	348,206

		6,068,412

Belgium (0.7%)
AGFA-Gevaert N.V.	5,074	77,820
Barco N.V.	450	34,344
Bekaert S.A.	470	63,219
Belgacom S.A .	13,307	656,429
Cofinimmo (REIT)	335	63,045
Colruyt S.A.	1,268	298,530
Compagnie Maritime Belge S.A.	551	47,731
D’ieteren S.A.	109	39,203
Delhaize Group	7,878	693,386
Dexia S.A.	42,528	1,071,328
Euronav N.V.	1,680	59,294
Fortis	167,637	4,414,138
Groupe Bruxelles Lambert S.A.	6,447	828,248
InBev N.V.	15,194	1,266,220
KBC Ancora	1,233	139,710

EQ ADVISORS TRUST

MARKETPLUS INTERNATIONAL CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
KBC Groep N.V.	14,728	$2,071,482
Mobistar S.A.	2,362	214,972
Nationale A Portefeuille	1,559	112,212
Omega Pharma S.A.	722	50,352
Solvay S.A., Class A	5,102	713,863
UCB S.A.	8,847	401,236
Umicore	1,904	473,236

		13,789,998

Bermuda (1.8%)
Frontline Ltd.^	2,050	98,539
Ingersoll-Rand Co., Ltd., Class A^	154,700	7,188,909
Nabors Industries Ltd.*^	737,200	20,191,908
PartnerReinsurance Ltd.^	88,000	7,262,640
Seadrill Ltd.*	20,100	490,483

		35,232,479

Brazil (1.6%)
Cia Vale do Rio Doce (ADR)^	912,600	29,814,642

Canada (7.0%)
Brookfield Asset Management, Inc., Class A	176,100	6,281,487
Canadian National Railway Co.	235,900	11,070,787
Canadian Natural Resources Ltd.	65,000	4,780,080
Canadian Pacific Railway Ltd.	184,400	11,998,752
EnCana Corp.	67,100	4,589,138
Ensign Energy Services, Inc.	27,300	421,830
Finning International, Inc.	387,400	11,249,692
Manulife Financial Corp.^	69,800	2,869,229
Potash Corp. of Saskatchewan, Inc.	335,100	48,719,286
Precision Drilling Trust^	129,800	1,969,066
Suncor Energy, Inc.	103,700	11,338,231
Talisman Energy, Inc.^	211,100	3,933,461
Teck Cominco Ltd., Class B^	413,100	14,829,660

		134,050,699

China (0.1%)
Belle International Holdings Ltd.	162,000	244,743
Fosun International Ltd.*	126,500	118,431
Foxconn International Holdings Ltd.*	166,000	372,560
Parkson Retail Group Ltd.	7,500	90,367
Tencent Holdings Ltd.	70,000	530,113
Tingyi Cayman Islands Holding Corp.^	124,000	200,374

		1,556,588

Cyprus (0.0%)
Prosafe SE^	14,520	252,703

Denmark (0.5%)
A. P. Moller - Maersk A/S, Class A	14	148,508
A.P. Moller - Maersk A/S, Class B	89	949,324
Bang & Olufsen A/S, Class B^	410	38,588
Carlsberg A/S, Class B^	2,725	329,668
Coloplast A/S, Class B^	2,000	173,528
D/S Torm A/S^	1,150	40,362
Danisco A/S^	3,750	265,806
Danske Bank A/S	36,900	1,445,236
DSV A/S^	16,125	353,324
East Asiatic Co., Ltd. A/S	600	46,764
FLSmidth & Co. A/S^	4,100	419,643
GN Store Nord A/S*^	7,800	61,329
H. Lundbeck A/S^	2,100	56,823
Jyske Bank A/S (Registered)*^	4,500	354,703
NKT Holding A/S^	925	83,249
Novo Nordisk A/S, Class B	39,475	2,592,940
Novozymes A/S, Class B^	3,650	416,525
Rockwool International A/S, Class B^	595	138,599
Sydbank A/S^	4,950	212,800
Topdanmark A/S*^	1,300	187,096
TrygVesta A/S^	2,050	155,959
Vestas Wind Systems A/S*	15,050	1,628,925
William Demant Holding A/S*^	1,900	176,213

		10,275,912

Finland (1.1%)
Amer Sports Oyj, Class A^	2,842	76,828
Cargotec Corp., Class B^	3,010	139,284
Elisa Oyj	11,768	361,314
Fortum Oyj	36,764	1,656,063
Kesko Oyj, Class B	4,996	275,522
Kone Oyj, Class B^	5,858	410,506
Konecranes Oyj	2,391	82,430
Metso Oyj	10,057	548,894
Neste Oil Oyj	9,864	347,995
Nokia Oyj	317,170	12,297,814
Nokian Renkaat Oyj^	8,253	290,195
OKO Bank plc, Class A	7,538	144,044
Orion Oyj, Class B	6,918	162,135
Outokumpo Oyj^	8,957	277,757
Rautaruukki Oyj	6,420	278,306
Sampo Oyj, Class A	35,332	933,961
Sanoma-WSOY Oyj^	6,511	186,866
Stora Enso Oyj, Class R^	46,335	693,699
Tietoenator Oyj	2,912	65,395
UPM-Kymmene Oyj	41,938	847,380
Uponor Oyj	2,161	54,406
Wartsila Oyj, Class B	5,118	389,777
YIT Oyj	9,636	211,183

		20,731,754

France (6.1%)
Accor S.A.^	16,461	1,316,455
Aeroports de Paris	2,618	267,935
Air France-KLM	9,941	349,549
Air Liquide^	19,665	2,926,587
Alcatel-Lucent	187,414	1,356,343
Alstom S.A.	8,419	1,809,423
Atos Origin S.A.*	5,432	280,744
BNP Paribas S.A.	68,407	7,423,074
Bouygues S.A.	18,021	1,501,814
Business Objects S.A.*^	7,562	462,142
Cap Gemini S.A.	10,918	686,395
Carrefour S.A.	48,644	3,789,983
Casino Guichard Perrachon S.A.	3,376	367,180
Christian Dior S.A.	2,146	282,067
Cie de Saint-Gobain S.A.^	22,741	2,144,195
Cie Generale d’Optique Essilor International S.A.	16,165	1,031,626
Cie Generale de Geophysique-Veritas*	1,600	456,160
CNP Assurances S.A.	3,509	456,549
Compagnie Generale des Etablissements Michelin, Class B	11,811	1,355,560
Credit Agricole S.A.	53,467	1,803,415
Dassault Systemes S.A.	4,533	268,346
Eiffage S.A.	1,467	144,476
Electricite de France	7,891	940,038
Eurazeo	966	123,933
France Telecom S.A.	148,055	5,329,340
Gaz de France S.A.^	15,707	918,577
Gecina S.A. (REIT)	981	153,926

EQ ADVISORS TRUST

MARKETPLUS INTERNATIONAL CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Groupe Danone S.A.^	35,381	$3,176,148
Hermes International SCA	5,547	701,028
ICADE (REIT)	1,212	180,762
Imerys S.A.^	2,416	198,657
J.C. Decaux S.A.^	5,234	205,849
Klepierre (REIT)	5,367	274,403
L’Oreal S.A.	20,339	2,913,596
Lafarge S.A.	11,936	2,172,654
Lagardere SCA	10,216	766,083
Legrand S.A.	3,716	126,860
LVMH Moet Hennessy Louis Vuitton S.A.^	19,902	2,405,800
M6-Metropole Television S.A.	4,738	124,690
Natixis	14,419	277,008
Neopost S.A.	2,456	253,115
Neuf Cegetel^	2,459	124,393
PagesJaunes Groupe S.A.	9,944	199,325
Pernod-Ricard S.A.	7,116	1,644,864
Peugeot S.A.	12,165	922,196
PPR S.A.	6,298	1,012,879
Publicis Groupe S.A.^	11,077	433,706
Renault S.A.	15,020	2,130,339
Safran S.A.	12,563	257,699
Sanofi-Aventis S.A.	82,875	7,631,124
Schneider Electric S.A.	17,978	2,436,069
SCOR SE	13,668	349,708
Societe BIC S.A.	2,004	143,568
Societe des Autoroutes Paris-Rhin-Rhone	1,780	174,364
Societe Generale	30,248	4,375,090
Societe Television Francaise 1	8,923	238,740
Sodexho Alliance S.A.^	7,501	460,607
Suez S.A.	84,206	5,733,391
Technip S.A.	8,018	638,888
Thales S.A.	6,934	413,117
Thomson	18,682	265,765
Total S.A.	173,867	14,446,317
Unibail-Rodamco (REIT)	5,226	1,145,490
Valeo S.A.	5,315	219,137
Vallourec	37,558	10,166,898
Veolia Environnement	28,701	2,620,545
Vinci S.A.^	32,405	2,399,682
Vivendi S.A.	94,415	4,331,678
Wendel	1,287	186,171
Zodiac S.A.^	3,051	195,111

		117,019,346

Germany (6.2%)
Adidas AG	16,488	1,235,688
Allianz SE (Registered)	36,438	7,881,916
Altana AG	2,764	67,284
Arcandor AG*^	5,134	121,900
BASF AG	81,635	12,103,737
Bayer AG^	58,953	5,389,602
Bayerische Motoren Werke (BMW) AG	13,035	807,099
Bayerische Motoren Werke (BMW) AG (Preference)	1,438	76,318
Beiersdorf AG	6,904	534,982
Bilfinger Berger AG	2,929	226,022
Celesio AG^	6,629	411,907
Commerzbank AG	50,657	1,944,897
Continental AG	12,437	1,618,151
Daimler AG	77,131	7,499,165
Deutsche Bank AG (Registered)	41,194	5,384,356
Deutsche Boerse AG	16,254	3,225,986
Deutsche Lufthansa AG (Registered)	18,084	481,732
Deutsche Post AG (Registered)	64,265	2,208,968
Deutsche Postbank AG	6,682	593,492
Deutsche Telekom AG (Registered)	230,045	5,051,787
Douglas Holdings AG	1,235	71,232
E.ON AG	50,536	10,757,088
Fraport AG	1,262	99,396
Fresenius SE	3,046	253,399
Fresenius Medical Care AG & Co. KGaA	15,065	808,126
GEA Group AG*	9,000	313,171
HeidelbergCement AG	945	146,454
Heidelberger Druckmaschinen AG^	4,196	141,100
Henkel KGaA	8,182	418,089
Henkel KGaA (Preference)^	14,195	797,569
Hochtief AG^	3,307	444,820
Hypo Real Estate Holding AG^	16,082	848,808
Infineon Technologies AG*	60,392	712,550
IVG Immobilien AG	7,223	249,014
K+S AG^	2,923	695,524
Linde AG^	9,990	1,321,102
MAN AG	9,306	1,548,345
Merck KGaA	5,097	658,018
Metro AG	13,317	1,118,364
MLP AG	2,142	33,666
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	16,813	3,267,858
Porsche Automobil Holding SE (Preference)	709	1,436,605
Premiere AG*	3,763	70,972
ProSiebenSat.1 Media AG (Preference)	6,461	154,825
Puma AG Rudolf Dassler Sport	478	190,789
Q-Cells AG*	3,000	428,088
Rheinmetall AG^	2,835	225,400
RWE AG	81,498	11,438,801
RWE AG (Preference)	2,988	362,900
Salzgitter AG	3,241	483,564
SAP AG	71,969	3,738,548
Siemens AG (Registered)	69,078	10,994,371
Solarworld AG	6,418	391,759
Suedzucker AG	2,609	61,757
ThyssenKrupp AG	29,218	1,638,242
TUI AG*^	16,654	465,796
Volkswagen AG^	12,854	2,933,618
Volkswagen AG (Preference)	8,633	1,262,188
Wacker Chemie AG^	616	178,053
Wincor Nixdorf AG	1,237	117,556

		118,142,514

Greece (0.5%)
Alpha Bank AE	31,320	1,140,206
Coca Cola Hellenic Bottling Co. S.A.	12,618	546,065
Cosmote Mobile Telecommunications S.A.	8,784	332,625
EFG Eurobank Ergasias S.A.	24,619	866,741
Folli-Follie S.A. (Registered)	1,255	46,789
Hellenic Exchanges S.A. Holding Clearing Settlement and Registry	2,352	82,530
Hellenic Petroleum S.A.	7,696	126,922
Hellenic Technodomiki Tev S.A.	4,690	67,199
Hellenic Telecommunications Organization S.A.	23,157	853,189

EQ ADVISORS TRUST

MARKETPLUS INTERNATIONAL CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Motor Oil Hellas Corinth Refineries S.A.	1,744	$40,287
National Bank of Greece S.A.	32,309	2,219,212
OPAP S.A.	17,814	714,153
Piraeus Bank S.A.	25,663	1,001,800
Public Power Corp. S.A.	8,220	432,650
Titan Cement Co. S.A.	4,696	214,212
Viohalco, Hellenic Copper and Aluminum Industry S.A.	6,459	93,867

		8,778,447

Hong Kong (1.3%)
ASM Pacific Technology Ltd.^	14,500	106,648
Bank of East Asia Ltd.	111,400	762,202
BOC Hong Kong Holdings Ltd.	296,000	829,456
C C Land Holdings Ltd.	77,000	112,181
Cathay Pacific Airways Ltd.	109,000	285,172
Cheung Kong Holdings Ltd.	123,000	2,274,681
Cheung Kong Infrastructure Holdings Ltd.	32,000	119,630
Chinese Estates Holdings Ltd.	45,000	81,720
CITIC International Financial Holdings Ltd.	57,000	35,600
CLP Holdings Ltd.^	108,000	737,554
Esprit Holdings Ltd.	85,000	1,264,524
Giordano International Ltd.^	108,000	51,802
Hang Lung Group Ltd.	34,000	185,754
Hang Lung Properties Ltd.	163,000	737,925
Hang Seng Bank Ltd.	63,200	1,304,137
Henderson Land Development Co., Ltd.	77,778	732,654
Hong Kong & China Gas Co.	292,000	895,016
Hong Kong Aircraft Engineering Co., Ltd.^	5,200	141,514
Hong Kong Exchanges and Clearing Ltd.	86,500	2,453,869
HongKong Electric Holdings Ltd.^	110,500	635,587
Hopewell Holdings Ltd.	49,000	226,229
Hutchison Telecommunications International Ltd.	112,000	168,343
Hutchison Whampoa Ltd.	174,000	1,973,773
Hysan Development Co., Ltd.	47,000	134,115
Kerry Properties Ltd.	50,000	401,737
Kingboard Chemical Holdings Ltd.	47,500	282,658
Lee & Man Paper Manufacturing Ltd.	31,200	137,046
Li & Fung Ltd.^	178,000	719,086
Lifestyle International Holdings Ltd.	53,500	144,087
Link REIT (REIT)	163,000	352,866
Melco International Development Ltd.	59,000	88,681
MTR Corp.	110,000	404,879
New World Development Ltd.	190,000	673,750
Noble Group Ltd.	81,000	136,740
NWS Holdings Ltd.	32,000	102,188
Orient Overseas International Ltd.^	15,500	114,699
Pacific Basin Shipping Ltd.	99,000	159,722
PCCW Ltd.	320,000	190,012
Shangri-La Asia Ltd.	99,333	312,112
Shui On Land Ltd.^	148,500	173,308
Shun Tak Holdings Ltd.^	92,000	144,653
Sino Land Co.^	106,000	376,561
Sun Hung Kai Properties Ltd.	113,000	2,399,877
Swire Pacific Ltd., Class A^	66,000	909,918
Television Broadcasts Ltd.	20,000	120,168
Wharf Holdings Ltd.^	94,000	492,459
Wheelock & Co., Ltd.	36,000	110,806
Wing Hang Bank Ltd.	13,500	202,048
Yue Yuen Industrial Holdings Ltd.^	44,000	158,001

		25,558,148

Ireland (0.4%)
Allied Irish Banks plc.	72,677	1,665,160
Anglo Irish Bank Corp. plc.	29,729	475,510
Bank of Ireland.	81,486	1,214,241
CRH plc.	44,890	1,565,310
DCC plc.	3,169	89,292
Elan Corp. plc*	36,945	798,996
Experian Group Ltd.	82,164	649,316
Greencore Group plc.	6,273	41,088
Iaws Group plc.	4,986	109,711
Irish Life & Permanent plc.	22,454	387,709
Kerry Group plc, Class A	10,670	338,522
Kingspan Group plc.	10,124	153,199
Paddy Power plc.	1,840	60,556
Smurfit Kappa Group plc*	9,432	154,352

		7,702,962

Italy (2.8%)
A2A S.p.A.	35,439	162,565
Alleanza Assicurazioni S.p.A.	33,327	433,171
Arnoldo Mondadori Editore S.p.A.^	4,596	37,764
Assicurazioni Generali S.p.A.	85,607	3,880,014
Atlantia S.p.A.	20,547	778,957
Autogrill S.p.A.	7,322	124,715
Banca Carige S.p.A.^	19,125	97,726
Banca Monte dei Paschi di Siena S.p.A.^	86,914	467,945
Banca Popolare di Milano S.c.a.r.l.	33,309	453,879
Banco Popolare S.c.a.r.l.*	55,100	1,221,274
Bulgari S.p.A.	11,808	165,043
Enel S.p.A.	351,208	4,177,190
ENI S.p.A.	211,323	7,739,570
Fiat S.p.A.	57,610	1,490,848
Finmeccanica S.p.A.	23,430	752,601
Fondiaria-Sai S.p.A.	5,658	233,278
IFIL - Investments S.p.A.	14,311	134,956
Intesa Sanpaolo S.p.A.	624,996	4,943,526
Intesa Sanpaolo S.p.A. (RNC)	74,102	541,433
Istituto Finanziario Industriale S.p.A.	4,535	154,488
Italcementi S.p.A.	5,110	109,302
Italcementi S.p.A. (RNC)^	4,151	64,938
Lottomatica S.p.A.^	5,371	196,631
Luxottica Group S.p.A.^	10,914	346,901
Mediaset S.p.A.	60,566	611,442
Mediobanca S.p.A.	39,226	809,787
Mediolanum S.p.A.^	18,712	150,332
Parmalat S.p.A.	123,556	480,516
Pirelli & C. S.p.A.*	222,505	244,961
Prysmian S.p.A.*	5,000	123,470
Saipem S.p.A.	254,396	10,202,307
Seat Pagine Gialle S.p.A.	297,372	117,606
Snam Rete Gas S.p.A.^	69,314	442,858
Telecom Italia S.p.A.	868,947	2,699,694
Telecom Italia S.p.A. (RNC)	497,063	1,181,664
Terna Rete Elettrica Nazionale S.p.A.^	94,506	381,011
UniCredito Italiano S.p.A.	757,853	6,293,549

EQ ADVISORS TRUST

MARKETPLUS INTERNATIONAL CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Unione di Banche Italiane SCPA	49,285	$1,355,395
Unipol Gruppo Finanziario S.p.A.	23,003	79,202
Unipol Gruppo Finanziario S.p.A. (Preference)	70,832	224,466

		54,106,975

Japan (11.6%)
77 Bank Ltd.	28,000	175,195
Access Co., Ltd.*^	9	41,086
Acom Co., Ltd.	4,730	96,747
Aderans Holdings Co., Ltd.	2,400	37,831
Advantest Corp.^	12,800	364,356
Aeon Co., Ltd.^	51,400	753,643
Aeon Credit Service Co., Ltd.^	6,200	92,127
Aeon Mall Co., Ltd.^	4,700	124,110
Aiful Corp.^	5,550	99,161
Aioi Insurance Co., Ltd.^	25,000	118,157
Aisin Seiki Co., Ltd.^	15,700	654,898
Ajinomoto Co., Inc.	52,000	591,613
Alfresa Holdings Corp.^	2,000	120,664
All Nippon Airways Co., Ltd.	51,000	188,542
Alps Electric Co., Ltd.^	12,800	166,022
Amada Co., Ltd.	28,000	246,126
Aoyama Trading Co., Ltd.	4,200	109,403
Aozora Bank Ltd.	29,000	84,886
Asahi Breweries Ltd.	31,800	538,563
Asahi Glass Co., Ltd.^	76,000	1,019,774
Asahi Kasei Corp.^	94,000	626,022
Asatsu-DK, Inc.^	1,300	36,423
Asics Corp.	13,000	187,351
Astellas Pharma, Inc.	40,400	1,761,160
Autobacs Seven Co., Ltd.^	2,100	42,577
Bank of Kyoto Ltd.	22,000	261,129
Bank of Yokohama Ltd.	95,000	666,697
Benesse Corp.	5,400	230,569
Bridgestone Corp.	49,500	880,867
Brother Industries Ltd.^	10,400	134,335
Canon Marketing Japan, Inc.^	5,500	102,403
Canon, Inc.	86,400	4,021,662
Casio Computer Co., Ltd.^	18,700	217,440
Central Glass Co., Ltd.	7,000	26,568
Central Japan Railway Co.	125	1,066,330
Chiba Bank Ltd.	60,000	488,744
Chiyoda Corp.^	12,000	136,741
Chubu Electric Power Co., Inc.^	54,200	1,414,251
Chugai Pharmaceutical Co., Ltd.	21,500	307,926
Chugoku Electric Power Co., Ltd.^	11,000	214,161
Chuo Mitsui Trust Holdings, Inc.	62,000	475,621
Circle K Sunkus Co., Ltd.	3,500	51,851
Citizen Holdings Co., Ltd.^	26,000	253,449
Coca-Cola West Holdings Co., Ltd.^	4,200	93,049
COMSYS Holdings Corp.	8,000	65,739
Cosmo Oil Co., Ltd.^	43,000	161,661
Credit Saison Co., Ltd.	13,400	367,041
CSK Holdings Corp.	4,700	152,298
Dai Nippon Printing Co., Ltd.^	50,000	735,353
Daicel Chemical Industries Ltd.	21,000	125,946
Daido Steel Co., Ltd.^	27,000	202,775
Daifuku Co., Ltd.^	3,500	49,814
Daihatsu Motor Co., Ltd.	8,000	75,263
Daiichi Sankyo Co., Ltd.	56,900	1,752,101
Daikin Industries Ltd.^	20,800	1,165,537
Dainippon Ink and Chemicals, Inc.^	50,000	250,638
Dainippon Sumitomo Pharma Co., Ltd.^	6,000	43,933
Daito Trust Construction Co., Ltd.	6,100	337,994
Daiwa House Industry Co., Ltd.^	41,000	529,589
Daiwa Securities Group, Inc.	109,000	991,308
Denki Kagaku Kogyo KK	36,000	156,935
Denso Corp.	40,400	1,656,286
Dentsu, Inc.	153	405,389
Dowa Holdings Co., Ltd.	21,000	147,375
eAccess Ltd.^	94	58,479
East Japan Railway Co.	272	2,244,855
Ebara Corp.	30,000	102,582
EDION Corp.^	3,100	33,715
Eisai Co., Ltd.	20,200	795,596
Electric Power Development Co., Ltd.	11,700	436,727
Elpida Memory, Inc.*^	8,200	284,796
FamilyMart Co., Ltd.	4,300	134,333
Fanuc Ltd.	15,300	1,490,077
Fast Retailing Co., Ltd.	4,200	300,013
Fuji Electric Holdings Co., Ltd.^	41,000	143,499
Fuji Heavy Industries Ltd.^	23,000	107,470
Fuji Soft, Inc.^	2,700	42,634
Fuji Television Network, Inc.	33	54,648
FujiFilm Holdings Corp.	40,100	1,697,829
Fujikura Ltd.	28,000	142,362
Fujitsu Ltd.	149,000	1,004,315
Fukuoka Financial Group, Inc.	59,000	345,397
Furukawa Electric Co., Ltd.	52,000	202,014
Glory Ltd.	2,500	58,296
Goodwill Group, Inc.*	91	11,762
Gunma Bank Ltd.	29,000	191,577
Gunze Ltd.	7,000	30,891
H20 Retailing Corp.^	6,000	46,941
Hachijuni Bank Ltd.	31,000	209,229
Hakuhodo DY Holdings, Inc.	1,680	93,237
Hankyu Hanshin Holdings, Inc.^	96,000	415,056
Haseko Corp.*^	77,500	133,890
Hikari Tsushin, Inc.	2,000	68,388
Hino Motors Ltd.	19,000	123,645
Hirose Electric Co., Ltd.^	2,400	277,563
Hiroshima Bank Ltd.	39,000	211,556
Hitachi Cable Ltd.	12,000	71,324
Hitachi Chemical Co., Ltd.^	8,200	189,008
Hitachi Construction Machinery Co., Ltd.	8,500	254,890
Hitachi High-Technologies Corp.^	5,000	109,430
Hitachi Ltd.	275,000	2,050,530
Hitachi Metals Ltd.	6,000	80,992
Hokkaido Electric Power Co., Inc.	14,200	307,604
Hokuhoku Financial Group, Inc.	93,000	270,555
Hokuriku Electric Power Co.	6,900	143,911
Honda Motor Co., Ltd.	126,800	4,256,367
House Foods Corp.	2,800	47,170
Hoya Corp.^	33,000	1,051,605
Ibiden Co., Ltd.	10,100	700,667
Idemitsu Kosan Co., Ltd.	1,600	169,718
IHI Corp.^	115,000	239,851
Inpex Holdings, Inc.	66	714,855
Isetan Co., Ltd.^	15,100	205,316
Isuzu Motors Ltd.	57,000	259,195
Ito En Ltd.^	4,300	81,793

EQ ADVISORS TRUST

MARKETPLUS INTERNATIONAL CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
ITOCHU Corp.	125,000	$1,221,859
ITOCHU Techno-Solutions Corp.	2,300	77,411
J. Front Retailing Co., Ltd.*	33,400	295,088
Jafco Co., Ltd.	2,500	82,352
Japan Airlines Corp.*	66,000	150,651
Japan Petroleum Exploration Co.	2,200	160,892
Japan Prime Realty Investment Corp. (REIT)^	42	169,181
Japan Real Estate Investment Corp. (REIT)^	31	388,489
Japan Retail Fund Investment Corp. (REIT)^	27	192,624
Japan Steel Works Ltd.	29,000	427,543
Japan Tobacco, Inc.^	360	2,152,621
JFE Holdings, Inc.	47,600	2,411,637
JGC Corp.^	16,000	276,274
Joyo Bank Ltd.	51,000	285,324
JS Group Corp.^	21,000	336,293
JSR Corp.^	13,800	356,380
JTEKT Corp.	14,900	268,084
Jupiter Telecommunications Co., Ltd.*^	164	139,756
Kajima Corp.	71,000	231,974
Kamigumi Co., Ltd.^	21,000	152,075
Kaneka Corp.	24,000	198,935
Kansai Electric Power Co., Inc.^	62,600	1,459,723
Kansai Paint Co., Ltd.	16,000	115,866
Kao Corp.	43,000	1,293,291
Kawasaki Heavy Industries Ltd.^	112,000	331,844
Kawasaki Kisen Kaisha Ltd.^	46,000	452,115
KDDI Corp.	198	1,474,610
Keihin Electric Express Railway Co., Ltd.^	34,000	209,086
Keio Corp.	46,000	279,175
Keisei Electric Railway Co., Ltd.	23,000	123,117
Keyence Corp.	2,900	715,687
Kikkoman Corp.^	12,000	165,099
Kinden Corp.	9,000	70,734
Kintetsu Corp.^	128,000	397,583
Kirin Holdings Co., Ltd.^	64,000	940,107
KK DaVinci Advisors*	43	38,106
Kobe Steel Ltd.	208,000	677,725
Kokuyo Co., Ltd.	5,900	53,341
Komatsu Ltd.	73,000	1,986,484
Komori Corp.^	2,200	49,036
Konami Corp.	7,100	232,610
Konica Minolta Holdings, Inc.^	38,500	682,017
Kose Corp.	2,300	61,250
Kubota Corp.	86,000	582,751
Kuraray Co., Ltd.	29,000	352,782
Kurita Water Industries Ltd.^	8,800	267,037
Kyocera Corp.	13,100	1,162,073
Kyowa Hakko Kogyo Co., Ltd.^	18,000	192,382
Kyushu Electric Power Co., Inc.^	30,300	745,871
Lawson, Inc.	4,900	173,692
Leopalace21 Corp.	9,900	266,741
Mabuchi Motor Co., Ltd.	2,200	132,731
Makita Corp.^	8,900	377,622
Marubeni Corp.	132,000	936,991
Marui Group Co., Ltd.^	23,300	230,049
Matsui Securities Co., Ltd.	9,200	72,882
Matsumotokiyoshi Holdings Co., Ltd.*	2,700	65,739
Matsushita Electric Industrial Co., Ltd.	160,000	3,315,580
Matsushita Electric Works Ltd.	29,000	321,112
Mazda Motor Corp.	36,000	179,815
Mediceo Paltac Holdings Co., Ltd.	12,500	185,181
Meiji Dairies Corp.	20,000	102,045
Meiji Seika Kaisha Ltd.^	13,000	55,275
Meitec Corp.^	1,300	39,216
Millea Holdings, Inc.	60,400	2,038,294
Minebea Co., Ltd.^	30,000	192,544
Mitsubishi Chemical Holdings Corp.^	93,500	718,104
Mitsubishi Corp.	110,200	3,018,502
Mitsubishi Electric Corp.	156,000	1,631,008
Mitsubishi Estate Co., Ltd.	97,000	2,340,017
Mitsubishi Gas Chemical Co., Inc.^	31,000	305,241
Mitsubishi Heavy Industries Ltd.^	260,000	1,119,456
Mitsubishi Logistics Corp.^	8,000	89,800
Mitsubishi Materials Corp.^	90,000	385,087
Mitsubishi Motors Corp.*^	141,000	238,545
Mitsubishi Rayon Co., Ltd.	45,000	218,726
Mitsubishi Tanabe Pharma Corp.	17,000	161,151
Mitsubishi UFJ Financial Group, Inc.	705,280	6,609,929
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,160	104,942
Mitsui & Co., Ltd.^	139,000	2,942,622
Mitsui Chemicals, Inc.	50,000	328,515
Mitsui Engineering & Shipbuilding Co., Ltd.^	60,000	234,167
Mitsui Fudosan Co., Ltd.	68,000	1,479,121
Mitsui Mining & Smelting Co., Ltd.^	45,000	180,459
Mitsui O.S.K. Lines Ltd.	86,000	1,097,758
Mitsui Sumitomo Insurance Co., Ltd.^	97,000	944,690
Mitsukoshi Ltd.^	32,000	145,513
Mitsumi Electric Co., Ltd.^	6,400	217,697
Mizuho Financial Group, Inc.	790	3,776,216
Mizuho Trust & Banking Co., Ltd.	49,000	91,232
Murata Manufacturing Co., Ltd.	16,800	974,480
Namco Bandai Holdings, Inc.	15,400	240,825
NEC Corp.^	160,000	737,591
NEC Electronics Corp.*^	2,700	64,409
NGK Insulators Ltd.	21,000	569,574
NGK Spark Plug Co., Ltd.^	14,000	245,124
NHK Spring Co., Ltd.^	11,000	101,320
Nichirei Corp.	10,000	41,624
Nidec Corp.^	8,800	652,231
Nikko Cordial Corp.^	30,500	453,753
Nikon Corp.^	25,000	866,043
Nintendo Co., Ltd.^	7,900	4,730,878
Nippon Building Fund, Inc. (REIT)	36	505,930
Nippon Electric Glass Co., Ltd.^	27,000	441,319
Nippon Express Co., Ltd.	63,000	324,263
Nippon Kayaku Co., Ltd.	6,000	39,261
Nippon Light Metal Co., Ltd.^	35,000	61,093
Nippon Meat Packers, Inc.	13,000	131,146
Nippon Mining Holdings, Inc.	71,000	455,051
Nippon Oil Corp.	100,000	813,678
Nippon Paper Group, Inc.	70	210,536
Nippon Sheet Glass Co., Ltd.	48,000	245,339
Nippon Shokubai Co., Ltd.	9,000	86,604
Nippon Steel Corp.^	470,000	2,911,337
Nippon Telegraph & Telephone Corp.	416	2,081,583
Nippon Yusen KK	90,000	715,392

EQ ADVISORS TRUST

MARKETPLUS INTERNATIONAL CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Nipponkoa Insurance Co., Ltd.	28,000	$254,899
Nishi-Nippon City Bank Ltd.	49,000	122,813
Nishimatsu Construction Co., Ltd.^	19,000	53,064
Nissan Chemical Industries Ltd.	12,000	156,935
Nissan Motor Co., Ltd.^	183,900	2,024,768
Nisshin Seifun Group, Inc.	15,000	150,786
Nisshin Steel Co., Ltd.^	63,000	221,626
Nisshinbo Industries, Inc.^	12,000	146,838
Nissin Food Products Co., Ltd.^	7,000	226,201
Nitori Co., Ltd.^	2,750	131,943
Nitto Denko Corp.^	13,000	688,896
NOK Corp.^	8,900	189,209
Nomura Holdings, Inc.	143,600	2,435,859
Nomura Real Estate Holdings, Inc.	4,100	99,091
Nomura Real Estate Office Fund, Inc. (REIT)	19	180,280
Nomura Research Institute Ltd.^	9,000	296,469
NSK Ltd.^	34,000	354,867
NTN Corp.	30,000	260,753
NTT Data Corp.^	102	453,780
NTT DoCoMo, Inc.	1,285	2,139,462
NTT Urban Development Corp.^	91	147,438
Obayashi Corp.	52,000	261,594
Obic Co., Ltd.	500	92,467
Odakyu Electric Railway Co., Ltd.^	52,000	330,949
OJI Paper Co., Ltd.^	67,000	329,258
Oki Electric Industry Co., Ltd.*^	24,000	37,596
OKUMA Corp.	11,000	118,552
Okumura Corp.	11,000	53,663
Olympus Corp.^	18,000	744,394
Omron Corp.	16,500	393,613
Ono Pharmaceutical Co., Ltd.	3,800	177,559
Onward Holdings Co., Ltd.^	10,000	102,582
Oracle Corp. Japan	2,900	127,977
Oriental Land Co., Ltd.	4,100	247,362
ORIX Corp.^	7,350	1,255,977
Osaka Gas Co., Ltd.	159,000	627,660
OSAKA Titanium technologies Co., Ltd.^	1,300	97,051
OSG Corp.^	3,100	33,854
Otsuka Corp.	1,200	103,012
Pioneer Corp.	11,000	99,450
Promise Co., Ltd.	5,550	138,110
QP Corp.	4,000	41,678
Rakuten, Inc.*	505	248,624
Resona Holdings, Inc.	449	807,850
Ricoh Co., Ltd.	55,000	1,016,650
Rinnai Corp.	1,500	49,009
Rohm Co., Ltd.	8,200	715,660
Round One Corp.	14	27,946
Ryohin Keikaku Co., Ltd.	900	54,379
Sanken Electric Co., Ltd.	8,000	43,038
Sankyo Co., Ltd.^	4,200	195,122
Santen Pharmaceutical Co., Ltd.	5,300	131,178
Sanwa Holdings Corp.^	9,000	44,390
Sanyo Electric Co., Ltd.*^	119,000	164,042
Sapporo Hokuyo Holdings, Inc.	24	213,973
Sapporo Holdings Ltd.^	19,000	153,068
SBI E*Trade Securities Co., Ltd.^	114	106,127
SBI Holdings, Inc.	722	197,441
Secom Co., Ltd.	16,900	924,307
Sega Sammy Holdings, Inc.^	15,600	194,519
Seiko Epson Corp.^	9,700	210,558
Seino Holdings Corp.	6,000	40,818
Sekisui Chemical Co., Ltd.^	36,000	242,653
Sekisui House Ltd.^	39,000	421,716
Seven & I Holdings Co., Ltd.	67,900	1,981,416
Sharp Corp.^	80,000	1,439,376
Shikoku Electric Power Co., Inc.	7,300	195,708
Shimachu Co., Ltd.^	1,700	48,239
Shimamura Co., Ltd.	1,600	136,490
Shimano, Inc.^	5,100	184,890
Shimizu Corp.	48,000	209,676
Shin-Etsu Chemical Co., Ltd.	32,800	2,061,101
Shinko Electric Industries Co., Ltd.^	5,000	102,269
Shinko Securities Co., Ltd.	43,000	177,828
Shinsei Bank Ltd.^	125,000	456,519
Shionogi & Co., Ltd.	24,000	424,294
Shiseido Co., Ltd.	27,000	639,261
Shizuoka Bank Ltd.^	45,000	494,249
Showa Denko KK	87,000	311,507
Showa Shell Sekiyu KK	14,800	164,275
SMC Corp.	4,500	536,544
Softbank Corp.^	61,300	1,267,538
Sojitz Corp.	92,300	334,614
Sompo Japan Insurance, Inc.	66,000	597,288
Sony Corp.^	81,300	4,512,017
Sony Financial Holdings, Inc.*^	70	267,556
Square Enix Co., Ltd.	3,900	119,393
Stanley Electric Co., Ltd.^	11,900	297,194
Sumco Corp.	9,100	262,292
Sumitomo Chemical Co., Ltd.^	126,000	1,124,486
Sumitomo Corp.	86,100	1,223,118
Sumitomo Electric Industries Ltd.^	60,800	967,118
Sumitomo Heavy Industries Ltd.^	47,000	433,335
Sumitomo Metal Industries Ltd.^	332,000	1,542,389
Sumitomo Metal Mining Co., Ltd.^	45,000	769,369
Sumitomo Mitsui Financial Group, Inc.^	526	3,940,938
Sumitomo Osaka Cement Co., Ltd.^	28,000	53,637
Sumitomo Realty & Development Co., Ltd.^	30,000	742,514
Sumitomo Rubber Industries, Inc.	12,800	114,348
Sumitomo Trust & Banking Co., Ltd.^	102,000	682,952
Suruga Bank Ltd.^	16,000	174,443
Suzuken Co., Ltd.^	5,000	178,579
Suzuki Motor Corp.^	13,900	419,308
T&D Holdings, Inc.^	15,500	800,564
Taiheiyo Cement Corp.^	72,000	172,081
Taisei Corp.^	75,000	202,748
Taisho Pharmaceutical Co., Ltd.^	11,000	211,699
Taiyo Nippon Sanso Corp.^	21,000	197,189
Taiyo Yuden Co., Ltd.^	8,000	129,114
Takara Holdings, Inc.^	7,000	42,170
Takashimaya Co., Ltd.	22,000	265,855
Takeda Pharmaceutical Co., Ltd.	68,600	4,034,391
Takefuji Corp.^	8,700	211,435
TDK Corp.	9,900	737,305
Teijin Ltd.	70,000	300,138
Terumo Corp.^	13,600	715,821
THK Co., Ltd.	9,800	198,693
TIS, Inc.^	2,700	46,936
Tobu Railway Co., Ltd.^	64,000	299,047
Toda Corp.^	8,000	38,598
Toho Co., Ltd.^	8,900	201,159
Toho Titanium Co., Ltd.	2,000	60,153
Tohoku Electric Power Co., Inc.	34,100	769,207

EQ ADVISORS TRUST

MARKETPLUS INTERNATIONAL CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Tokai Rika Co., Ltd.	4,100	$128,452
Tokuyama Corp.	17,000	170,890
Tokyo Broadcasting System, Inc.	2,700	58,005
Tokyo Electric Power Co., Inc.	98,500	2,548,135
Tokyo Electron Ltd.^	13,800	847,406
Tokyo Gas Co., Ltd.^	182,000	852,043
Tokyo Seimitsu Co., Ltd.^	1,400	34,274
Tokyo Steel Manufacturing Co., Ltd.^	8,200	91,457
Tokyo Tatemono Co., Ltd.^	23,000	217,822
Tokyu Corp.	90,000	592,131
Tokyu Land Corp.	33,000	284,169
TonenGeneral Sekiyu KK^	23,000	227,086
Toppan Printing Co., Ltd.^	44,000	432,851
Toray Industries, Inc.^	110,000	861,567
Toshiba Corp.^	249,000	1,865,578
Tosoh Corp.	37,000	159,307
TOTO Ltd.^	22,000	174,677
Toyo Seikan Kaisha Ltd.	13,000	230,640
Toyo Suisan Kaisha Ltd.	7,000	127,198
Toyoda Gosei Co., Ltd.^	5,100	181,237
Toyota Boshoku Corp.^	5,200	168,965
Toyota Industries Corp.	14,700	601,343
Toyota Motor Corp.	218,700	11,824,267
Toyota Tsusho Corp.	17,100	463,796
Trend Micro, Inc.	8,000	286,443
Ube Industries Ltd.	75,000	255,785
Uni-Charm Corp.^	3,200	202,515
UNY Co., Ltd.	13,000	111,597
Urban Corp.^	13,400	179,322
Ushio, Inc.^	8,400	184,971
USS Co., Ltd.	1,740	108,248
Wacoal Holdings Corp.^	4,000	52,383
West Japan Railway Co.	137	680,616
Yahoo! Japan Corp.^	1,205	539,319
Yakult Honsha Co., Ltd.	8,400	194,369
Yamada Denki Co., Ltd.	6,810	778,442
Yamaha Corp.	13,700	313,328
Yamaha Motor Co., Ltd.	14,400	348,672
Yamato Holdings Co., Ltd.^	31,000	447,039
Yamato Kogyo Co.	3,400	139,999
Yamazaki Baking Co., Ltd.^	8,000	78,342
Yaskawa Electric Corp.	18,000	245,553
Yokogawa Electric Corp.^	15,900	174,777
Zeon Corp.^	12,000	72,398

		222,355,882

Luxembourg (1.2%)
ArcelorMittal	73,465	5,713,113
Millicom International Cellular S.A. (SDR)	2,575	298,010
Oriflame Cosmetics S.A. (SDR)	1,600	102,240
SES S.A. (FDR)	11,899	313,145
Tenaris S.A. (ADR)^	389,700	17,431,281

		23,857,789

Malaysia (0.0%)
Genting International plc*	191,000	90,892

Netherlands (3.6%)
Aegon N.V.	118,576	2,095,971
Akzo Nobel N.V.	22,052	1,766,492
ASML Holding N.V.*	32,760	1,037,444
Corio N.V. (REIT)	3,201	259,273
Corporate Express N.V.	5,732	44,836
European Aeronautic Defence and Space Co. N.V.^	25,631	818,053
Fugro N.V. (CVA)	4,570	352,787
Hagemeyer N.V.^	23,221	158,887
Heineken Holding N.V.	4,341	245,810
Heineken N.V.	20,185	1,304,998
ING Groep N.V. (CVA)	152,448	5,962,218
James Hardie Industries N.V. (CDI)	35,804	202,773
Koninklijke Ahold N.V.*	102,419	1,427,039
Koninklijke DSM N.V.	11,647	550,531
Koninklijke Philips Electronics N.V.	92,746	4,002,892
OCE N.V.	3,093	55,984
Qiagen N.V.*^	7,077	153,342
Randstad Holding N.V.^	4,016	158,651
Reed Elsevier N.V.^	57,604	1,149,602
Royal Dutch Shell plc, Class A	294,794	12,387,708
Royal Dutch Shell plc, Class B	223,896	9,314,868
Royal KPN N.V.	156,517	2,846,716
SBM Offshore N.V.	11,103	350,636
TNT N.V.	32,637	1,348,003
TomTom N.V.*	4,021	302,763
Unilever N.V. (CVA)	514,263	18,909,740
Vedior N.V. (CVA)	13,151	331,096
Wereldhave N.V. (REIT)	818	89,361
Wolters Kluwer N.V.	23,398	769,020

		68,397,494

New Zealand (0.1%)
Auckland International Airport Ltd.	76,954	172,330
Contact Energy Ltd.	22,701	143,949
Fisher & Paykel Appliances Holdings Ltd.	19,382	51,160
Fisher & Paykel Healthcare Corp.	20,046	53,838
Fletcher Building Ltd.	39,195	346,869
Kiwi Income Property Trust (REIT)	51,385	52,988
Sky City Entertainment Group Ltd.	36,475	129,119
Sky Network Television Ltd.	13,628	62,925
Telecom Corp. of New Zealand Ltd.^	142,026	475,437
Vector Ltd.	18,739	31,725

		1,520,340

Norway (0.6%)
Aker Kvaerner ASA^	13,000	345,958
DnB NOR ASA	58,700	897,281
DNO ASA*	30,000	55,692
Marine Harvest ASA*^	198,000	127,263
Norsk Hydro ASA	56,500	807,463
Ocean RIG ASA*^	6,800	49,718
Orkla ASA	68,620	1,330,102
Petroleum Geo-Services ASA*^	13,470	391,335
Renewable Energy Corp. ASA*^	13,900	706,539
Schibsted ASA	1,850	80,237
StatoilHydro ASA	104,210	3,243,457
Storebrand ASA	31,091	324,661
Tandberg ASA	4,300	89,882
Telenor ASA*	68,200	1,629,685
TGS Nopec Geophysical Co. ASA*	4,250	58,390
Tomra Systems ASA^	5,800	41,124
Yara International ASA	14,050	650,769

		10,829,556

Portugal (0.2%)
Banco BPI S.A. (Registered)^	18,454	144,616
Banco Comercial Portugues S.A. (Registered)^	142,172	606,959

EQ ADVISORS TRUST

MARKETPLUS INTERNATIONAL CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Banco Espirito Santo S.A. (Registered)	17,716	$388,525
Brisa S.A.^	23,621	347,078
Cimpor Cimentos de Portugal SGPS S.A.^	14,505	127,242
Energias de Portugal S.A.	162,546	1,062,297
Jeronimo Martins SGPS S.A.	7,432	58,676
Portugal Telecom SGPS S.A. (Registered)	62,217	812,312
PT Multimedia-Servicos de Telecomunicacoes e Multimedia SGPS S.A.	16,263	227,074
Sonae Industria SGPS S.A.*	4,483	43,587
Sonae SGPS S.A.	62,988	182,341

		4,000,707

Singapore (0.6%)
Allgreen Properties Ltd.	51,000	52,791
Ascendas Real Estate Investment Trust (REIT)	72,000	123,046
CapitaCommercial Trust (REIT)	71,000	120,352
CapitaLand Ltd.^	121,000	527,056
CapitaMall Trust (REIT)	92,000	221,140
City Developments Ltd.	41,000	404,460
ComfortDelgro Corp., Ltd.	148,000	188,155
Cosco Corp. Singapore Ltd.	59,000	236,910
DBS Group Holdings Ltd.	92,000	1,323,005
Fraser and Neave Ltd.	65,000	266,421
Haw Par Corp., Ltd.	8,000	39,515
Jardine Cycle & Carriage Ltd.	11,000	166,591
Keppel Corp., Ltd.	89,000	803,779
Keppel Land Ltd.	28,000	141,610
Neptune Orient Lines Ltd.	35,000	95,071
Olam International Ltd.	48,000	95,370
Oversea-Chinese Banking Corp.	204,000	1,174,866
Parkway Holdings Ltd.	49,000	134,802
SembCorp Industries Ltd.	70,000	282,052
SembCorp Marine Ltd.^	64,800	181,870
Singapore Airlines Ltd.	42,266	510,322
Singapore Exchange Ltd.	63,000	587,349
Singapore Land Ltd.	9,000	50,019
Singapore Petroleum Co., Ltd.	7,000	36,813
Singapore Post Ltd.	57,000	44,350
Singapore Press Holdings Ltd.	119,000	372,017
Singapore Technologies Engineering Ltd.	106,000	276,147
Singapore Telecommunications Ltd.	645,000	1,792,351
SMRT Corp., Ltd.	49,000	57,189
United Overseas Bank Ltd.	101,000	1,396,297
UOL Group Ltd.	37,000	116,183
Venture Corp., Ltd.	17,000	151,169
Wilmar International Ltd.	33,000	123,568
Wing Tai Holdings Ltd.	23,500	44,079
Yanlord Land Group Ltd.^	35,000	80,725

		12,217,440

Spain (2.5%)
Abertis Infraestructuras S.A.	20,106	647,887
Acciona S.A.	2,281	723,180
Acerinox S.A.^	12,259	301,649
ACS Actividades de Construccion y Servicios S.A.^	16,980	1,009,161
Altadis S.A.	21,161	1,537,950
Antena 3 de Television S.A.^	6,076	93,187
Banco Bilbao Vizcaya Argentaria S.A.	304,201	7,454,130
Banco de Sabadell S.A.^	38,550	417,643
Banco Popular Espanol S.A.^	69,853	1,194,905
Banco Santander S.A.	507,551	10,975,143
Bankinter S.A.	10,937	200,680
Cintra Concesiones de Infraestructuras de Transporte S.A.^	17,822	269,165
Fomento de Construcciones y Contratas S.A.^	3,473	260,994
Gamesa Corp. Tecnologica S.A.	13,482	630,369
Gas Natural SDG S.A.	8,814	515,718
Gestevision Telecinco S.A.^	7,305	187,012
Grupo Ferrovial S.A.^	4,970	349,659
Iberdrola S.A.	303,989	4,622,251
Iberia Lineas Aereas de Espana S.A.	37,511	164,529
Inditex S.A.^	17,986	1,104,976
Indra Sistemas S.A.	9,046	245,734
Mapfre S.A.^	44,787	197,097
Promotora de Informaciones S.A.	5,511	103,456
Red Electrica de Espana S.A.	8,521	538,690
Repsol YPF S.A.	64,397	2,295,417
Sacyr Vallehermoso S.A.^	6,514	253,333
Sociedad General de Aguas de Barcelona S.A., Class A	4,723	190,102
Sogecable S.A.*	3,465	138,808
Telefonica S.A.^	348,665	11,326,995
Union Fenosa S.A.	8,233	555,992
Zardoya Otis S.A.^	9,089	257,400
Zeltia S.A.	6,369	56,895

		48,820,107

Sweden (1.3%)
Alfa Laval AB	7,450	419,575
Assa Abloy AB, Class B^	24,800	497,864
Atlas Copco AB, Class A	53,400	797,298
Atlas Copco AB, Class B	30,800	420,550
Axfood AB	1,150	46,351
Billerud AB^	3,200	32,925
Boliden AB	43,500	546,846
Castellum AB	6,100	63,471
D. Carnegie AB^	2,700	52,428
Electrolux AB, Class B^	20,100	337,426
Elekta AB, Class B^	3,400	56,682
Eniro AB	4,945	44,949
Fabege AB	5,300	54,327
Getinge AB, Class B	13,000	348,976
Hennes & Mauritz AB, Class B	38,475	2,342,479
Hoganas AB, Class B	1,700	35,969
Holmen AB, Class B^	3,900	144,820
Husqvarna AB, Class B^	21,400	254,123
Investor AB, Class B	18,000	409,395
Kungsleden AB	5,400	60,156
Lundin Petroleum AB*^	18,600	194,254
Modern Times Group AB, Class B^	3,925	276,314
Nobia AB^	5,800	51,600
Nordea Bank AB^	168,500	2,815,633
OMX AB	3,300	133,517
Sandvik AB^	78,500	1,351,208
SAS AB*^	5,500	70,631
Scania AB, Class B	28,350	675,501
Securitas AB, Class B^	24,600	342,555
Securitas Direct AB, Class B*	12,500	50,091
Securitas Systems AB, Class B^	12,500	44,483
Skandinaviska Enskilda Banken AB, Class A	37,400	957,684
Skanska AB, Class B	30,000	566,283
SKF AB, Class B^	33,000	559,088
Ssab Svenskt Stal AB, Class A^	15,000	408,466

EQ ADVISORS TRUST

MARKETPLUS INTERNATIONAL CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Ssab Svenskt Stal AB, Class B	6,400	$157,445
Svenska Cellulosa AB, Class B^	44,200	783,033
Svenska Handelsbanken AB, Class A	40,000	1,281,099
Swedbank AB, Class A	14,200	402,060
Swedish Match AB	21,000	501,996
Tele2 AB, Class B	23,900	478,873
Telefonaktiebolaget LM Ericsson, Class B	1,203,100	2,825,699
TeliaSonera AB	182,600	1,709,262
Trelleborg AB, Class B^	3,200	67,088
Volvo AB, Class A	37,900	633,308
Volvo AB, Class B	88,300	1,482,322
Wihlborgs Fastigheter AB	2,100	37,609

		25,823,712

Switzerland (5.5%)
ABB Ltd. (Registered)	405,267	11,676,730
Actelion Ltd. (Registered)*	7,551	347,153
Adecco S.A. (Registered)	10,251	554,585
Ciba Speciality Chemicals AG (Registered)	5,577	258,616
Compagnie Financiere Richemont S.A., Class A	42,371	2,907,942
Credit Suisse Group (Registered)	84,894	5,106,462
EFG International (Registered)	3,465	139,255
Geberit AG (Registered)	3,127	429,491
Givaudan S.A. (Registered)	517	498,209
Holcim Ltd. (Registered)	17,012	1,822,688
Julius Baer Holding AG (Registered)	8,350	690,333
Kudelski S.A.^	2,573	50,953
Kuehne & Nagel International AG (Registered)	4,252	407,492
Kuoni Reisen Holding AG (Registered)	111	57,846
Lindt & Spruengli AG	64	221,596
Logitech International S.A. (Registered)*	13,578	497,954
Lonza Group AG (Registered)	3,575	433,869
Nestle S.A. (Registered)	57,954	26,618,452
Nobel Biocare Holding AG	1,865	499,134
Novartis AG (Registered)	232,265	12,740,058
OC Oerlikon Corp. AG (Registered)*	501	209,423
Pargesa Holding S.A.	1,064	118,885
PSP Swiss Property AG (Registered)*	1,754	88,618
Rieter Holdings AG (Registered)	175	77,287
Roche Holding AG	57,019	9,851,094
Schindler Holding AG	3,862	249,018
SGS S.A. (Registered)	370	440,869
Sonova Holding AG	3,704	418,444
STMicroelectronics N.V.	54,575	781,955
Straumann Holding AG (Registered)	572	157,759
Sulzer AG (Registered)	229	336,780
Swatch Group AG	2,543	766,505
Swatch Group AG (Registered)	4,263	251,717
Swiss Life Holding (Registered)*	2,712	677,910
Swiss Reinsurance (Registered)	28,522	2,026,759
Swisscom AG (Registered)	1,836	716,789
Syngenta AG (Registered)	8,425	2,146,900
Synthes, Inc.	4,824	599,085
UBS AG (Registered)	247,768	11,467,600
Xstrata plc	51,238	3,620,800
Zurich Financial Services AG (Registered)	11,808	3,467,879

		104,430,894

United Kingdom (16.3%)
3i Group plc	31,252	623,968
Acergy S.A.^	15,350	342,770
Aggreko plc	10,107	107,234
Alliance & Leicester plc	15,248	196,685
Amec plc	26,302	439,012
Anglo American plc	349,002	21,397,480
Antofagasta plc	15,524	221,568
ARM Holdings plc	99,564	245,758
Arriva plc	7,814	123,659
Associated British Foods plc	14,025	251,124
AstraZeneca plc	120,263	5,180,519
Aviva plc	210,633	2,821,796
BAE Systems plc	859,796	8,523,319
Balfour Beatty plc	32,961	326,256
Barclays plc	554,311	5,561,194
Barratt Developments plc	22,350	202,652
BBA Aviation plc	16,240	66,352
Berkeley Group Holdings plc*	6,659	178,948
BG Group plc	273,201	6,254,090
BHP Billiton plc	186,913	5,752,187
Biffa plc	13,774	90,481
Bovis Homes Group plc	4,754	58,294
BP plc	1,535,890	18,802,657
British Airways plc*	44,554	274,715
British American Tobacco plc	464,207	18,157,591
British Energy Group plc	83,500	912,521
British Land Co. plc (REIT)	40,509	762,022
British Sky Broadcasting Group plc	92,306	1,137,377
Brixton plc (REIT)	10,649	62,481
BT Group plc	657,483	3,569,713
Bunzl plc	25,872	365,398
Burberry Group plc	33,593	380,826
Cable & Wireless plc	192,038	711,024
Cadbury Schweppes plc	361,612	4,470,112
Capita Group plc	47,967	666,472
Carnival plc	13,770	608,240
Carphone Warehouse Group plc^	31,881	218,628
Cattles plc	14,285	83,601
Centrica plc	298,508	2,131,728
Charter plc*	6,562	103,650
Close Brothers Group plc	5,220	98,714
Cobham plc	89,331	371,649
Compass Group plc	155,448	954,606
Cookson Group plc	8,352	115,880
CSR plc*	5,182	61,892
Daily Mail & General Trust	22,884	226,284
Davis Service Group plc	6,702	68,573
De La Rue plc	5,886	114,413
Diageo plc	808,588	17,383,413
DSG International plc	142,570	281,671
Electrocomponents plc	17,141	71,142
Emap plc	16,994	311,220
Enterprise Inns plc	40,586	393,450
Firstgroup plc	34,252	555,684
FKI plc	23,179	27,107
Friends Provident plc	144,380	469,616
G4S PLC	90,777	442,265
Galiform plc*	23,697	42,690
GKN plc	55,484	311,459
GlaxoSmithKline plc	455,561	11,598,480

EQ ADVISORS TRUST

MARKETPLUS INTERNATIONAL CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Great Portland Estates, plc (REIT)	7,128	$66,688
Hammerson plc (REIT)	23,442	478,302
Hays plc	112,755	259,240
HBOS plc	303,054	4,433,956
Home Retail Group plc	69,214	451,910
HSBC Holdings plc	950,182	15,925,860
ICAP plc	40,704	588,649
IMI plc	26,121	204,736
Imperial Chemical Industries plc †	95,576	1,268,991
Imperial Tobacco Group plc	55,011	2,969,773
Inchcape plc	34,651	261,075
Intercontinental Hotels Group plc	23,179	407,879
International Power plc	122,686	1,107,532
Intertek Group plc	6,194	122,065
Invensys plc*	60,700	274,283
Investec plc	32,481	291,117
ITV plc	307,650	522,997
J Sainsbury plc	125,234	1,060,109
Johnson Matthey plc	17,282	647,093
Kazakhmys plc	8,282	226,025
Kelda Group plc	21,714	468,979
Kesa Electricals plc	41,695	193,801
Kingfisher plc	190,842	553,120
Ladbrokes plc	48,860	314,395
Land Securities Group plc (REIT)	37,175	1,114,448
Legal & General Group plc	525,517	1,366,199
Liberty International plc	19,878	426,160
Lloyds TSB Group plc	458,028	4,303,463
LogicaCMG plc	120,601	282,681
London Stock Exchange Group plc	12,004	472,885
Lonmin plc	6,137	377,851
Man Group plc	130,844	1,482,008
Marks & Spencer Group plc	138,045	1,538,837
Meggitt plc	50,674	335,651
Meinl European Land Ltd.*	23,042	317,683
Misys plc	19,821	72,894
Mitchells & Butlers plc	30,996	261,611
Mondi plc	28,992	245,274
National Express Group plc	10,221	252,696
National Grid plc	212,018	3,519,839
Next plc	16,608	536,893
Old Mutual plc	430,209	1,435,283
PartyGaming plc*	47,028	27,148
Pearson plc	64,420	938,676
Persimmon plc	22,627	360,330
Premier Farnell plc	14,359	41,946
Prudential plc	199,657	2,829,754
Punch Taverns plc	20,370	309,993
Rank Group plc	28,085	51,014
Reckitt Benckiser Group plc	49,222	2,855,175
Reed Elsevier plc	104,747	1,416,821
Rentokil Initial plc	144,752	348,365
Resolution plc	55,044	780,143
Reuters Group plc	102,491	1,299,598
Rexam plc	51,698	430,679
Rio Tinto plc	436,460	46,195,014
Rolls-Royce Group plc*	150,128	1,631,693
Rolls-Royce Group plc, Class B	5,514,033	12,074
Royal & Sun Alliance Insurance Group	253,307	747,273
Royal Bank of Scotland Group plc	815,349	7,206,270
SABMiller plc	73,217	2,063,760
Sage Group plc	104,448	478,203
Schroders plc	8,889	230,382
Scottish & Newcastle plc	64,773	956,069
Scottish & Southern Energy plc	70,268	2,291,161
Segro plc (REIT)	34,074	318,790
Serco Group plc	37,248	342,739
Severn Trent plc	18,248	554,312
Shire PLC	21,954	502,132
Signet Group plc	125,504	174,255
Smith & Nephew plc	71,839	829,416
Smiths Group plc	30,798	621,035
SSL International plc	7,503	79,905
Stagecoach Group plc	42,041	238,508
Standard Chartered plc	54,128	1,986,859
Standard Life plc	171,152	861,107
Stolt-Nielsen S.A.	1,400	41,769
Tate & Lyle plc	37,328	330,657
Taylor Wimpey plc	89,633	362,645
Tesco plc	638,676	6,067,511
Thomas Cook Group plc*	38,440	215,782
Tomkins plc	69,417	244,235
Travis Perkins plc	9,152	219,344
Trinity Mirror plc	11,546	80,097
TUI Travel plc*	44,014	257,367
Tullett Prebon plc	7,105	66,367
Tullow Oil plc	43,700	566,735
Unilever plc	106,335	4,000,572
United Business Media plc	19,030	246,038
United Utilities plc	71,095	1,069,904
Vedanta Resources plc	5,665	230,722
Vodafone Group plc	4,264,496	15,942,168
Whitbread plc	15,544	433,187
William Hill plc	27,076	282,692
Wm. Morrison Supermarkets plc	95,117	609,674
Wolseley plc	52,661	777,816
WPP Group plc	91,688	1,180,866
Yell Group plc	62,867	501,823

		311,463,811

United States (9.1%)
Cooper Industries Ltd., Class A	245,100	12,960,888
Noble Corp.	613,200	34,651,932
Schlumberger Ltd.^	353,800	34,803,306
Transocean, Inc.*^	402,194	57,574,001
Weatherford International Ltd.*	496,600	34,066,760

		174,056,887

Total Common Stocks (88.5%) (Cost $1,517,851,312)		1,697,108,643

	Number of Rights
RIGHT:
Hong Kong (0.0%)
Wharf Holdings Ltd., expiring 1/8/08* (Cost $—)	11,750	16,124

	Number of Shares
INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (9.2%)
iShares FTSE/Xinhua China 25 Index Fund^	5,500	937,475
iShares MSCI Australia Index Fund^	26,500	763,730
iShares MSCI Canada Index Fund	37,280	1,197,434

EQ ADVISORS TRUST

MARKETPLUS INTERNATIONAL CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
iShares MSCI EAFE Growth Index Fund^	235,160	$18,274,283
iShares MSCI EAFE Index Fund^	591,680	46,446,880
iShares MSCI EAFE Value Index Fund^	143,270	10,308,276
iShares MSCI Emerging Markets Index Fund^	45,600	6,853,680
iShares MSCI Hong Kong Index Fund^	67,610	1,482,687
iShares MSCI Japan Index Fund^	965,830	12,835,881
iShares MSCI Pacific ex-Japan Index Fund^	69,060	10,654,577
iShares MSCI Singapore Index Fund^	114,540	1,579,507
iShares S&P Europe 350 Index Fund^	551,370	63,043,646
iShares S&P Latin America 40 Index Fund	10,240	2,548,838

Total Investment Companies (9.2%) (Cost $178,226,838)		176,926,894

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities (0.1%)
U.S. Treasury Bills
3.13%, 3/27/08 #(p)	$800,000	793,994

Short-Term Investments of Cash Collateral for Securities Loaned (17.0%)
Monumental Global Funding II
4.36%, 4/25/08 (l)	5,000,000	5,000,000
Morgan Stanley,
5.40%, 2/9/08 (l)	279,753,015	279,753,015
Repurchase Agreement
4.70%, 1/2/08 (r)	9,952,980	9,952,980
National Bank of Canada/New York
5.16%, 4/16/08	7,000,000	7,000,000
New York Life Insurance Co.
5.29%, 03/31/08 (l)	10,000,000	10,000,000
Pricoa Global Funding I
4.37%, 9/22/08 (l)	2,000,000	2,000,000
Swedbank AB/New York
5.15%, 4/16/08 (l)	7,000,000	7,000,000
Ulster Bank Ireland Ltd.
4.72%, 4/18/08 (l)	5,000,000	5,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		325,705,995

Time Deposit (2.5%)
JPMorgan Chase Nassau
3.51%, 1/2/08	48,576,071	48,576,071

Total Short-Term Investments (19.6%) (Cost/Amortized Cost $375,076,142)		375,076,060

Total Investments (117.3%) (Cost/Amortized Cost $2,071,154,292)		2,249,127,721
Other Assets Less Liabilities (-17.3%)		(332,328,993)

Net Assets (100%)		$1,916,798,728

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $1,268,991 or 0.07% of net assets) valued at fair value.
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:
ADR	—	American Depositary Receipt
CDI	—	Chess Depositary Receipt
CVA	—	Dutch Certification
FDR	—	Finnish Depositary Receipt
PPS	—	Price Protected Share
REIT	—	Real Estate Investment Trust
RNC	—	Risparmio Non-Convertible Savings Shares
SDR	—	Swedish Certification

At December 31, 2007 the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/07	Unrealized Appreciation/ (Depreciation)
Hang Seng Index	2	January-08	$358,108	$357,940	$(168)
CAC 40 10 Euro	5	March-08	411,085	414,162	3,077
Dow Jones Euro Stock 50 Index	61	March-08	3,920,573	3,955,357	34,784
FTSE 100 Index	23	March-08	2,932,395	2,955,344	22,949
SPI 200	8	March-08	1,104,856	1,114,772	9,916
Topix Index	17	March-08	2,280,969	2,236,942	(44,027)

					$26,531

EQ ADVISORS TRUST

MARKETPLUS INTERNATIONAL CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$3,292,361,646
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,608,559,159

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$263,182,233
Aggregate gross unrealized depreciation	(96,662,038)

Net unrealized appreciation	$166,520,195

Federal income tax cost of investments	$2,082,607,526

At December 31, 2007, the Portfolio had loaned securities with a total value of $313,197,789. This was secured by collateral of $325,705,995 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $3,000, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities. The remaining collateral of $905,722 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (6.3%)
Auto Components (0.1%)
Goodyear Tire & Rubber Co.*	3,100	$87,482
Johnson Controls, Inc.	7,800	281,112

		368,594

Automobiles (0.2%)
Ford Motor Co.*	27,600	185,748
General Motors Corp.	7,400	184,186
Harley-Davidson, Inc.	3,200	149,472

		519,406

Distributors (0.0%)
Genuine Parts Co.	2,200	101,860

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	1,800	126,270
H&R Block, Inc.	4,300	79,851

		206,121

Hotels, Restaurants & Leisure (1.3%)
Carnival Corp.	5,700	253,593
Darden Restaurants, Inc.	1,900	52,649
Harrah’s Entertainment, Inc.	2,500	221,875
Intercontinental Hotels Group plc (ADR)	76,282	1,327,307
International Game Technology	4,100	180,113
Marriott International, Inc., Class A	4,100	140,138
McDonald’s Corp.	15,500	913,105
Starbucks Corp.*	9,600	196,512
Starwood Hotels & Resorts Worldwide, Inc.	2,600	114,478
Wendy’s International, Inc.	1,100	28,424
Wyndham Worldwide Corp.	2,300	54,188
Yum! Brands, Inc.	6,700	256,409

		3,738,791

Household Durables (0.3%)
Black & Decker Corp.	800	55,720
Centex Corp.	1,600	40,416
D.R. Horton, Inc.	3,600	47,412
Fortune Brands, Inc.	2,000	144,720
Harman International Industries, Inc.	800	58,968
KB Home^	1,000	21,600
Leggett & Platt, Inc.^	2,200	38,368
Lennar Corp., Class A^	1,800	32,202
Newell Rubbermaid, Inc.	3,700	95,756
Pulte Homes, Inc.	2,800	29,512
Snap-On, Inc.	800	38,592
Stanley Works	1,100	53,328
Whirlpool Corp.^	1,000	81,630

		738,224

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	4,000	370,560
Expedia, Inc.*^	2,700	85,374
IAC/InterActiveCorp*	2,400	64,608

		520,542

Leisure Equipment & Products (0.1%)
Brunswick Corp.^	1,200	20,460
Eastman Kodak Co.^	3,800	83,106
Hasbro, Inc.	1,900	48,602
Mattel, Inc.	4,800	91,392

		243,560

Media (1.7%)
CBS Corp., Class B^	9,000	245,250
Clear Channel Communications, Inc.	6,500	224,380
Comcast Corp., Class A*	40,300	735,878
DIRECTV Group, Inc.*	9,400	217,328
E.W. Scripps Co., Class A	1,200	54,012
Gannett Co., Inc.	3,000	117,000
Interpublic Group of Cos., Inc.*^	6,200	50,282
McGraw-Hill Cos., Inc.	4,300	188,383
Meredith Corp.^	500	27,490
New York Times Co., Class A^	1,900	33,307
News Corp., Class A	30,300	620,847
Omnicom Group, Inc.	4,300	204,379
Time Warner, Inc.	47,400	782,574
Viacom, Inc., Class B*	8,600	377,712
Walt Disney Co	24,900	803,772
Washington Post Co., Class B	80	63,314

		4,745,908

Multiline Retail (1.2%)
Big Lots, Inc.*^	1,200	19,188
Dillard’s, Inc., Class A^	700	13,146
Family Dollar Stores, Inc.	1,800	34,614
J.C. Penney Co., Inc.	2,900	127,571
Kohl’s Corp.*	4,100	187,780
Macy’s, Inc.	5,700	147,459
Nordstrom, Inc.^	2,500	91,825
Sears Holdings Corp.*^	1,000	102,050
Target Corp.	54,250	2,712,500

		3,436,133

Specialty Retail (0.9%)
Abercrombie & Fitch Co.	1,100	87,967
AutoNation, Inc.*^	1,800	28,188
AutoZone, Inc.*^	600	71,946
Bed Bath & Beyond, Inc.*	3,500	102,865
Best Buy Co., Inc.	4,600	242,190
Circuit City Stores, Inc.^	2,200	9,240
GameStop Corp., Class A*	2,100	130,431
Gap, Inc.	6,100	129,808
Home Depot, Inc.^	22,100	595,374
Limited Brands, Inc.^	4,100	77,613
Lowe’s Cos., Inc.	19,200	434,304
Office Depot, Inc.*	3,600	50,076
OfficeMax, Inc.	1,000	20,660
RadioShack Corp.	1,700	28,662
Sherwin-Williams Co.	1,400	81,256
Staples, Inc.	9,300	214,551
Tiffany & Co.	1,800	82,854
TJX Cos., Inc.	5,700	163,761

		2,551,746

Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc.*	4,800	146,784
Jones Apparel Group, Inc.	1,100	17,589
Liz Claiborne, Inc.^	1,300	26,455
NIKE, Inc., Class B	5,000	321,200
Polo Ralph Lauren Corp.	800	49,432
VF Corp.	1,200	82,392

		643,852

Total Consumer Discretionary		17,814,737

Consumer Staples (9.6%)
Beverages (2.4%)
Anheuser-Busch Cos., Inc.	9,600	502,464
Brown-Forman Corp., Class B	1,100	81,521
Coca-Cola Co.	69,700	4,277,489
Coca-Cola Enterprises, Inc.	3,700	96,311
Constellation Brands, Inc., Class A*^	2,500	59,100
Molson Coors Brewing Co., Class B	1,800	92,916
Pepsi Bottling Group, Inc.	1,800	71,028
PepsiCo, Inc.	21,100	1,601,490

		6,782,319

Food & Staples Retailing (2.5%)
Costco Wholesale Corp.	5,700	397,632

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
CVS Caremark Corp.	98,200	$3,903,450
Kroger Co.	8,900	237,719
Safeway, Inc.	5,800	198,418
SUPERVALU, Inc.	2,800	105,056
Sysco Corp.	8,000	249,680
Wal-Mart Stores, Inc.	31,000	1,473,430
Walgreen Co.	13,000	495,040
Whole Foods Market, Inc.^	1,800	73,440

		7,133,865

Food Products (0.9%)
Archer-Daniels-Midland Co.	8,400	390,012
Campbell Soup Co.	2,900	103,617
ConAgra Foods, Inc.	6,400	152,256
Dean Foods Co.	1,700	43,962
General Mills, Inc.	4,400	250,800
H.J. Heinz Co.	4,200	196,056
Hershey Co.	2,200	86,680
Kellogg Co.	3,500	183,505
Kraft Foods, Inc., Class A	20,300	662,389
McCormick & Co., Inc. (Non-Voting)^	1,700	64,447
Sara Lee Corp.	9,500	152,570
Tyson Foods, Inc., Class A	3,600	55,188
Wm. Wrigley Jr. Co.	2,900	169,795

		2,511,277

Household Products (2.9%)
Clorox Co.	1,800	117,306
Colgate-Palmolive Co.	6,700	522,332
Kimberly-Clark Corp.	5,500	381,370
Procter & Gamble Co.	98,200	7,209,844

		8,230,852

Personal Products (0.1%)
Avon Products, Inc.	5,600	221,368
Estee Lauder Cos., Inc., Class A	1,500	65,415

		286,783

Tobacco (0.8%)
Altria Group, Inc.	27,600	2,086,008
Reynolds American, Inc.^	2,200	145,112
UST, Inc.^	2,100	115,080

		2,346,200

Total Consumer Staples		27,291,296

Energy (11.0%)
Energy Equipment & Services (1.5%)
Baker Hughes, Inc.	4,200	340,620
BJ Services Co.	3,800	92,188
ENSCO International, Inc.	1,900	113,278
Halliburton Co.	11,500	435,965
Nabors Industries Ltd.*	3,700	101,343
National Oilwell Varco, Inc.*	4,700	345,262
Noble Corp.	3,500	197,785
Rowan Cos., Inc.	1,500	59,190
Schlumberger Ltd.	15,700	1,544,409
Smith International, Inc.	2,600	192,010
Transocean, Inc.*	4,197	600,801
Weatherford International Ltd.*	4,400	301,840

		4,324,691

Oil, Gas & Consumable Fuels (9.5%)
Anadarko Petroleum Corp.	6,100	400,709
Apache Corp.	4,300	462,422
Chesapeake Energy Corp.	6,000	235,200
Chevron Corp.	27,700	2,585,241
ConocoPhillips	21,000	1,854,300
Consol Energy, Inc.	2,400	171,648
Devon Energy Corp.	5,800	515,678
El Paso Corp.	9,200	158,608
EOG Resources, Inc.	3,200	285,600
Exxon Mobil Corp.	71,600	6,708,204
Hess Corp.	3,600	363,096
Marathon Oil Corp.	9,300	565,998
Murphy Oil Corp.	2,500	212,100
Noble Energy, Inc.	2,200	174,944
Occidental Petroleum Corp.	58,000	4,465,420
Peabody Energy Corp.	3,500	215,740
Range Resources Corp.	2,000	102,720
Spectra Energy Corp.	8,300	214,306
Sunoco, Inc.	1,500	108,660
Tesoro Corp.	1,800	85,860
Total S.A. (Sponsored ADR)	41,600	3,436,160
Valero Energy Corp.	7,200	504,216
Williams Cos., Inc.	7,800	279,084
XTO Energy, Inc.	55,031	2,826,392

		26,932,306

Total Energy		31,256,997

Financials (15.1%)
Capital Markets (2.7%)
American Capital Strategies Ltd.^	2,500	82,400
Ameriprise Financial, Inc.	3,000	165,330
Bank of New York Mellon Corp.	14,889	725,988
Bear Stearns Cos., Inc.	1,500	132,375
Charles Schwab Corp.	12,300	314,265
E*TRADE Financial Corp.*^	5,600	19,880
Federated Investors, Inc., Class B	1,100	45,276
Franklin Resources, Inc.	2,100	240,303
Goldman Sachs Group, Inc.	5,200	1,118,260
Janus Capital Group, Inc.	2,000	65,700
Legg Mason, Inc.	1,800	131,670
Lehman Brothers Holdings, Inc.	6,900	451,536
Merrill Lynch & Co., Inc.	11,200	601,216
Morgan Stanley	49,700	2,639,567
Northern Trust Corp.	2,500	191,450
State Street Corp.	5,100	414,120
T. Rowe Price Group, Inc.	3,500	213,080

		7,552,416

Commercial Banks (2.6%)
BB&T Corp.	7,200	220,824
Comerica, Inc.	2,000	87,060
Commerce Bancorp, Inc./ New Jersey	2,600	99,164
Fifth Third Bancorp	7,000	175,910
First Horizon National Corp.^	1,700	30,855
Huntington Bancshares, Inc./Ohio	4,800	70,848
KeyCorp.	5,100	119,595
M&T Bank Corp.	1,000	81,570
Marshall & IIsley Corp.^	3,400	90,032
National City Corp.^	8,300	136,618
PNC Financial Services Group, Inc.^	4,600	301,990
Regions Financial Corp.	9,100	215,215
SunTrust Banks, Inc.	4,600	287,454
U.S. Bancorp.	22,600	717,324
Wachovia Corp.	25,900	984,977
Wells Fargo & Co.	123,200	3,719,408
Zions Bancorp^	1,400	65,366

		7,404,210

Consumer Finance (1.0%)
American Express Co.	15,300	795,906
Capital One Financial Corp.^	37,200	1,758,072
Discover Financial Services	6,250	94,250
SLM Corp.	6,700	134,938

		2,783,166

Diversified Financial Services (4.0%)
Bank of America Corp.	58,100	2,397,206
CIT Group, Inc.	2,500	60,075
Citigroup, Inc.	65,400	1,925,376

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
CME Group, Inc.	700	$480,200
IntercontinentalExchange, Inc.*	900	173,250
JPMorgan Chase & Co.	131,850	5,755,252
Leucadia National Corp.^	2,200	103,620
Moody’s Corp.^	2,800	99,960
NYSE Euronext, Inc.	3,500	307,195

		11,302,134

Insurance (3.8%)
ACE Ltd.	13,750	849,475
Aflac, Inc.	6,400	400,832
Allstate Corp.	7,500	391,725
Ambac Financial Group, Inc.^	1,300	33,501
American International Group, Inc.	84,600	4,932,180
Aon Corp.	3,800	181,222
Assurant, Inc.^	1,300	86,970
Chubb Corp.	5,000	272,900
Cincinnati Financial Corp.	2,200	86,988
Genworth Financial, Inc., Class A	5,700	145,065
Hartford Financial Services Group, Inc.	4,100	357,479
Lincoln National Corp.	3,500	203,770
Loews Corp.	5,800	291,972
Marsh & McLennan Cos., Inc.	6,800	179,996
MBIA, Inc.^	1,600	29,808
MetLife, Inc.	9,700	597,714
Principal Financial Group, Inc.^	3,400	234,056
Progressive Corp.^	9,100	174,356
Prudential Financial, Inc.	5,900	548,936
Safeco Corp.	1,200	66,816
Torchmark Corp.^	1,200	72,636
Travelers Cos., Inc.	8,400	451,920
Unum Group	4,700	111,813
XL Capital Ltd., Class A	2,300	115,713

		10,817,843

Real Estate Investment Trusts (REITs) (0.6%)
Apartment Investment & Management Co. (REIT)^	1,300	45,149
AvalonBay Communities, Inc. (REIT)^	1,000	94,140
Boston Properties, Inc. (REIT)	1,600	146,896
Developers Diversified Realty Corp. (REIT)^	1,600	61,264
Equity Residential (REIT)	3,600	131,292
General Growth Properties, Inc. (REIT)^	3,200	131,776
Host Hotels & Resorts, Inc. (REIT)	6,800	115,872
Kimco Realty Corp. (REIT)	3,300	120,120
Plum Creek Timber Co., Inc. (REIT)^	2,300	105,892
ProLogis (REIT)^	3,400	215,492
Public Storage (REIT)	1,600	117,456
Simon Property Group, Inc. (REIT)	2,900	251,894
Vornado Realty Trust (REIT)	1,800	158,310

		1,695,553

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*^	2,600	56,030

Thrifts & Mortgage Finance (0.4%)
Countrywide Financial Corp.^	7,600	67,944
Fannie Mae	12,800	511,744
Freddie Mac	8,700	296,409
Hudson City Bancorp, Inc.	6,800	102,136
MGIC Investment Corp.^	1,100	24,673
Sovereign Bancorp, Inc.^	4,700	53,580
Washington Mutual, Inc.^	11,400	155,154

		1,211,640

Total Financials		42,822,992

Health Care (12.2%)
Biotechnology (0.7%)
Amgen, Inc.*	14,200	659,448
Biogen Idec, Inc.*^	3,800	216,296
Celgene Corp.*	5,100	235,671
Genzyme Corp.*	3,500	260,540
Gilead Sciences, Inc.*	12,200	561,322

		1,933,277

Health Care Equipment & Supplies (1.1%)
Baxter International, Inc.	8,300	481,815
Becton, Dickinson & Co.	3,200	267,456
Boston Scientific Corp.*	17,600	204,688
C.R. Bard, Inc.	1,300	123,240
Covidien Ltd.	6,500	287,885
Hospira, Inc.*	2,100	89,544
Medtronic, Inc.	14,800	743,996
St. Jude Medical, Inc.*	4,500	182,880
Stryker Corp.^	3,100	231,632
Varian Medical Systems, Inc.*	1,600	83,456
Zimmer Holdings, Inc.*	3,100	205,065

		2,901,657

Health Care Providers & Services (1.4%)
Aetna, Inc.	6,600	381,018
AmerisourceBergen Corp.	2,200	98,714
Cardinal Health, Inc.	4,700	271,425
CIGNA Corp.	3,700	198,801
Coventry Health Care, Inc.*	2,000	118,500
Express Scripts, Inc.*	3,300	240,900
Humana, Inc.*	2,200	165,682
Laboratory Corp. of America Holdings*^	1,500	113,295
McKesson Corp.	3,800	248,938
Medco Health Solutions, Inc.*	3,500	354,900
Patterson Cos., Inc.*	1,800	61,110
Quest Diagnostics, Inc.	2,100	111,090
Tenet Healthcare Corp.*^	6,200	31,496
UnitedHealth Group, Inc.	16,900	983,580
WellPoint, Inc.*	7,500	657,975

		4,037,424

Health Care Technology (0.0%)
IMS Health, Inc.	2,500	57,600

Life Sciences Tools & Services (0.2%)
Applera Corp.- Applied Biosystems Group	2,200	74,624
Millipore Corp.*	700	51,226
PerkinElmer, Inc.	1,600	41,632
Thermo Fisher Scientific, Inc.*	5,500	317,240
Waters Corp.*	1,300	102,791

		587,513

Pharmaceuticals (8.8%)
Abbott Laboratories	20,200	1,134,230
Allergan, Inc.	4,000	256,960
Barr Pharmaceuticals, Inc.*	1,400	74,340
Bristol-Myers Squibb Co.	92,100	2,442,492
Eli Lilly & Co.	12,900	688,731
Forest Laboratories, Inc.*	4,100	149,445
Johnson & Johnson	37,500	2,501,250
King Pharmaceuticals, Inc.*	3,200	32,768
Merck & Co., Inc.^	99,800	5,799,378
Mylan, Inc.^	4,000	56,240
Novartis AG (ADR)	85,450	4,640,789
Pfizer, Inc.	89,500	2,034,335
Schering-Plough Corp.	39,000	1,038,960

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Watson Pharmaceuticals, Inc.*	1,400	$37,996
Wyeth	94,850	4,191,422

		25,079,336

Total Health Care		34,596,807

Industrials (10.8%)
Aerospace & Defense (1.7%)
Boeing Co.	10,200	892,092
General Dynamics Corp.	5,300	471,647
Goodrich Corp.	1,600	112,976
Honeywell International, Inc.	9,800	603,386
L-3 Communications Holdings, Inc.	1,600	169,504
Lockheed Martin Corp.	4,500	473,670
Northrop Grumman Corp.	4,400	346,016
Precision Castparts Corp.	1,800	249,660
Raytheon Co.	5,600	339,920
Rockwell Collins, Inc.	2,100	151,137
United Technologies Corp.	12,900	987,366

		4,797,374

Air Freight & Logistics (0.6%)
C.H. Robinson Worldwide, Inc.	2,200	119,064
Expeditors International of Washington, Inc.^	2,800	125,104
FedEx Corp.	4,100	365,597
United Parcel Service, Inc., Class B	13,800	975,936

		1,585,701

Airlines (0.0%)
Southwest Airlines Co.	9,600	117,120

Building Products (0.6%)
Masco Corp.^	70,050	1,513,781
Trane, Inc.	2,200	102,762

		1,616,543

Commercial Services & Supplies (0.3%)
Allied Waste Industries, Inc.*	3,800	41,876
Avery Dennison Corp.	1,400	74,396
Cintas Corp.	1,800	60,516
Equifax, Inc.	1,700	61,812
Monster Worldwide, Inc.*	1,700	55,080
Pitney Bowes, Inc.	2,800	106,512
R.R. Donnelley & Sons Co.	2,800	105,672
Robert Half International, Inc.	2,100	56,784
Waste Management, Inc.	6,700	218,889

		781,537

Construction & Engineering (0.1%)
Fluor Corp.	1,200	174,864
Jacobs Engineering Group, Inc.*	1,600	152,976

		327,840

Electrical Equipment (0.3%)
Cooper Industries Ltd., Class A	2,400	126,912
Emerson Electric Co.	10,300	583,598
Rockwell Automation, Inc.	2,000	137,920

		848,430

Industrial Conglomerates (4.5%)
3M Co.	9,300	784,176
General Electric Co.	250,050	9,269,353
Textron, Inc.	35,550	2,534,715
Tyco International Ltd.	6,500	257,725

		12,845,969

Machinery (1.1%)
Caterpillar, Inc.	8,300	602,248
Cummins, Inc.	1,300	165,581
Danaher Corp.^	3,300	289,542
Deere & Co.	5,800	540,096
Dover Corp.	2,600	119,834
Eaton Corp.	1,900	184,205
Illinois Tool Works, Inc.	5,400	289,116
Ingersoll-Rand Co., Ltd., Class A	3,600	167,292
ITT Corp.	2,400	158,496
Manitowoc Co., Inc.^	1,700	83,011
PACCAR, Inc.	4,800	261,504
Pall Corp.	1,600	64,512
Parker Hannifin Corp.	2,200	165,682
Terex Corp.*	1,300	85,241

		3,176,360

Road & Rail (1.6%)
Burlington Northern Santa Fe Corp.	3,900	324,597
CSX Corp.	5,500	241,890
Norfolk Southern Corp.	71,600	3,611,504
Ryder System, Inc.	800	37,608
Union Pacific Corp.	3,400	427,108

		4,642,707

Trading Companies & Distributors (0.0%)
W.W. Grainger, Inc.	900	78,768

Total Industrials		30,818,349

Information Technology (13.8%)
Communications Equipment (3.6%)
Ciena Corp.*	1,100	37,521
Cisco Systems, Inc.*	209,900	5,681,993
Corning, Inc.	20,600	494,194
JDS Uniphase Corp.*^	2,900	38,570
Juniper Networks, Inc.*	6,800	225,760
Motorola, Inc.	188,400	3,021,936
QUALCOMM, Inc.	21,400	842,090
Tellabs, Inc.*^	5,800	37,932

		10,379,996

Computers & Peripherals (2.7%)
Apple, Inc.*	11,500	2,277,920
Dell, Inc.*	29,400	720,594
EMC Corp.*	27,500	509,575
Hewlett-Packard Co.	33,800	1,706,224
International Business Machines Corp.	18,100	1,956,610
Lexmark International, Inc., Class A*	1,200	41,832
Network Appliance, Inc.*	4,500	112,320
QLogic Corp.*	1,800	25,560
SanDisk Corp.*	3,000	99,510
Sun Microsystems, Inc.*	10,850	196,711
Teradata Corp.*	2,400	65,784

		7,712,640

Electronic Equipment & Instruments (0.8%)
Agilent Technologies, Inc.*	5,100	187,374
Jabil Circuit, Inc.	2,700	41,229
Molex, Inc.	1,900	51,870
Tyco Electronics Ltd.	55,100	2,045,863

		2,326,336

Internet Software & Services (1.1%)
Akamai Technologies, Inc.*	2,200	76,120
eBay, Inc.*	14,900	494,531
Google, Inc., Class A*	3,050	2,109,014
VeriSign, Inc.*^	2,900	109,069
Yahoo!, Inc.*	17,500	407,050

		3,195,784

IT Services (0.5%)
Affiliated Computer Services, Inc., Class A*	1,300	58,630
Automatic Data Processing, Inc.	6,900	307,257
Cognizant Technology Solutions Corp., Class A*	3,800	128,972
Computer Sciences Corp.*	2,300	113,781
Convergys Corp.*	1,700	27,982
Electronic Data Systems Corp.	6,700	138,891

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Fidelity National Information Services, Inc.	2,200	$91,498
Fiserv, Inc.*	2,200	122,078
Paychex, Inc.	4,400	159,368
Total System Services, Inc.	2,600	72,800
Unisys Corp.*	4,600	21,758
Western Union Co.	9,800	237,944

		1,480,959

Office Electronics (0.1%)
Xerox Corp.	12,100	195,899

Semiconductors & Semiconductor Equipment (2.7%)
Advanced Micro Devices, Inc.*^	7,900	59,250
Altera Corp.	4,400	85,008
Analog Devices, Inc.	4,000	126,800
Applied Materials, Inc.	18,100	321,456
Broadcom Corp., Class A*	6,200	162,068
Intel Corp.	76,600	2,042,156
KLA-Tencor Corp.	2,400	115,584
Linear Technology Corp.^	2,900	92,307
LSI Corp.*	9,200	48,852
MEMC Electronic Materials, Inc.*	3,000	265,470
Microchip Technology, Inc.^	2,800	87,976
Micron Technology, Inc.*	10,000	72,500
National Semiconductor Corp.	3,100	70,184
Novellus Systems, Inc.*	1,500	41,355
NVIDIA Corp.*	7,300	248,346
Teradyne, Inc.*	2,300	23,782
Texas Instruments, Inc.	107,850	3,602,190
Xilinx, Inc.	3,900	85,293

		7,550,577

Software (2.3%)
Adobe Systems, Inc.*	7,500	320,475
Autodesk, Inc.*	3,000	149,280
BMC Software, Inc.*	2,600	92,664
CA, Inc.	5,100	127,245
Citrix Systems, Inc.*	2,500	95,025
Compuware Corp.*	3,800	33,744
Electronic Arts, Inc.*	4,100	239,481
Intuit, Inc.*	4,400	139,084
Microsoft Corp.	105,400	3,752,240
Novell, Inc.*	4,600	31,602
Oracle Corp.*	51,700	1,167,386
Symantec Corp.*	11,400	183,996

		6,332,222

Total Information Technology		39,174,413

Materials (3.1%)
Chemicals (2.3%)
Air Products & Chemicals, Inc.	2,800	276,164
Ashland, Inc.	700	33,201
Dow Chemical Co.	12,400	488,808
E.I. du Pont de Nemours & Co.	88,400	3,897,556
Eastman Chemical Co.	1,100	67,199
Ecolab, Inc.	2,300	117,783
Hercules, Inc.	1,500	29,025
International Flavors & Fragrances, Inc.	1,100	52,943
Monsanto Co.	7,200	804,168
PPG Industries, Inc.	2,100	147,483
Praxair, Inc.	4,100	363,711
Rohm & Haas Co.	1,600	84,912
Sigma-Aldrich Corp.	1,700	92,820

		6,455,773

Construction Materials (0.0%)
Vulcan Materials Co.	1,400	110,726

Containers & Packaging (0.1%)
Ball Corp.	1,300	58,500
Bemis Co., Inc.	1,300	35,594
Pactiv Corp.*	1,700	45,271
Sealed Air Corp.	2,100	48,594

		187,959

Metals & Mining (0.6%)
Alcoa, Inc.	11,100	405,705
Allegheny Technologies, Inc.	1,300	112,320
Freeport-McMoRan Copper & Gold, Inc.	5,000	512,200
Newmont Mining Corp.	5,900	288,097
Nucor Corp.	3,800	225,036
Titanium Metals Corp.^	1,100	29,095
United States Steel Corp.	1,500	181,365

		1,753,818

Paper & Forest Products (0.1%)
International Paper Co.	5,600	181,328
MeadWestvaco Corp.	2,400	75,120
Weyerhaeuser Co.	2,700	199,098

		455,546

Total Materials		8,963,822

Telecommunication Services (4.7%)
Diversified Telecommunication Services (3.4%)
AT&T, Inc.	179,300	7,451,708
CenturyTel, Inc.	1,400	58,044
Citizens Communications Co.	4,300	54,739
Embarq Corp.	2,000	99,060
Qwest Communications International, Inc.*	20,600	144,406
Verizon Communications, Inc.	37,900	1,655,851
Windstream Corp.	6,300	82,026

		9,545,834

Wireless Telecommunication Services (1.3%)
American Tower Corp., Class A*	5,300	225,780
Sprint Nextel Corp.	37,300	489,749
Vodafone Group plc (ADR)	83,650	3,121,818

		3,837,347

Total Telecommunication Services		13,383,181

Utilities (2.1%)
Electric Utilities (1.2%)
Allegheny Energy, Inc.	2,200	139,942
American Electric Power Co., Inc.	5,200	242,112
Duke Energy Corp.	16,500	332,805
Edison International	4,300	229,491
Entergy Corp.	2,500	298,800
Exelon Corp.	8,600	702,104
FirstEnergy Corp.	4,000	289,360
FPL Group, Inc.	5,300	359,234
Pepco Holdings, Inc.	2,600	76,258
Pinnacle West Capital Corp.	1,300	55,133
PPL Corp.	4,900	255,241
Progress Energy, Inc.	3,400	164,662
Southern Co.	9,900	383,625

		3,528,767

Gas Utilities (0.0%)
Nicor, Inc.^	600	25,410
Questar Corp.	2,300	124,430

		149,840

Independent Power Producer & Energy Traders (0.2%)
AES Corp.*	8,800	188,232
Constellation Energy Group, Inc.^	2,400	246,072
Dynegy, Inc., Class A*	6,500	46,410

		480,714

Multi-Utilities (0.7%)
Ameren Corp.	2,700	146,367
CenterPoint Energy, Inc.	4,200	71,946

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
CMS Energy Corp.	2,900	$50,402
Consolidated Edison, Inc.^	3,600	175,860
Dominion Resources, Inc.	7,700	365,365
DTE Energy Co.	2,100	92,316
Integrys Energy Group, Inc.	1,000	51,690
NiSource, Inc.	3,600	68,004
PG&E Corp.^	4,600	198,214
Public Service Enterprise Group, Inc.	3,300	324,192
Sempra Energy	3,400	210,392
TECO Energy, Inc.	2,800	48,188
Xcel Energy, Inc.	5,500	124,135

		1,927,071

Total Utilities		6,086,392

Total Common Stocks (88.7%) (Cost $251,687,790)		252,208,986

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (10.0%)
iShares Morningstar Large Core Index Fund	45,606	3,669,459
iShares Morningstar Large Growth Index Fund	54,260	3,878,505
iShares Morningstar Large Value Index Fund^	8,127	655,930
iShares NYSE 100 Index Fund	16,792	1,275,688
iShares Russell 1000 Growth Index Fund	24,817	1,508,377
iShares Russell 1000 Index Fund^	58,839	4,696,529
iShares Russell 1000 Value Index Fund	3,586	287,777
iShares S&P 100 Index Fund	26,117	1,790,320
iShares S&P 500 Growth Index Fund	36,446	2,545,024
iShares S&P 500 Index Fund^	54,160	7,947,439
iShares S&P 500 Value Index Fund	3,818	291,886

Total Investment Companies (10.0%) (Cost $29,055,755)		28,546,934

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities (0.1%)
U.S. Treasury Bills
3.13%, 3/27/08 #(p)	$145,000	143,911

Short-Term Investment of Cash Collateral for Securities Loaned (7.8%)
Morgan Stanley, Repurchase Agreement
4.70%, 1/2/08 (r)	22,316,795	22,316,795

Time Deposit (1.2%)
JPMorgan Chase Nassau
3.51%, 1/2/08	3,511,550	3,511,550

Total Short Term Investments (9.1%) (Cost/Amortized Cost $25,972,271)		25,972,256

Total Investments (107.8%) (Cost/Amortized Cost $306,715,816)		306,728,176
Other Assets Less Liabilities (-7.8%)		(22,254,622)

Net Assets (100%)		$284,473,554

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(p)	Yield to maturity.

Glossary:
ADR	—	American Depositary Receipt

At December 31, 2007 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/07	Unrealized Depreciation
S&P 500 E-Mini Index	38	March-08	$2,839,967	$2,806,680	$(33,287)

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities, and Investment Companies	$340,032,344
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities, and Investment Companies	$395,772,589

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,045,827
Aggregate gross unrealized depreciation	(22,516,071)

Net unrealized depreciation	$(470,244)

Federal income tax cost of investments	$307,198,420

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

At December 31, 2007, the Portfolio had loaned securities with a total value of $21,690,490. This was secured by collateral of $22,316,795 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $64,491, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2007, the Portfolio incurred approximately $1,884 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio utilized net capital loss carryforward of $731,111 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.7%)
Auto Components (0.6%)
Autoliv, Inc.	3,500	$184,485
BorgWarner, Inc.	1,800	87,138
Continental AG	22,891	2,978,299
Gentex Corp.^	10,500	186,585
Goodyear Tire & Rubber Co.*	15,400	434,588
Johnson Controls, Inc.	34,400	1,239,776
WABCO Holdings, Inc.	4,433	222,049

		5,332,920

Automobiles (0.8%)
Harley-Davidson, Inc.	17,700	826,767
Thor Industries, Inc.^	2,300	87,423
Toyota Motor Corp. (ADR)	64,300	6,826,731

		7,740,921

Diversified Consumer Services (0.2%)
Apollo Group, Inc., Class A*	10,600	743,590
Career Education Corp.*^	7,000	175,980
H&R Block, Inc.^	23,700	440,109
ITT Educational Services, Inc.*	3,000	255,810
Weight Watchers International, Inc.^	2,600	117,468

		1,732,957

Hotels, Restaurants & Leisure (4.7%)
Boyd Gaming Corp.^	4,100	139,687
Brinker International, Inc.^	7,600	148,656
Burger King Holdings, Inc.^	4,700	133,997
Carnival Corp.	13,300	591,717
Cheesecake Factory, Inc.*^	5,300	125,663
Choice Hotels International, Inc.^	2,600	86,320
Darden Restaurants, Inc.	10,400	288,184
Harrah’s Entertainment, Inc.	7,900	701,125
International Game Technology^	23,100	1,014,783
Las Vegas Sands Corp.*	127,133	13,101,056
Marriott International, Inc., Class A	24,100	823,738
McDonald’s Corp.	285,134	16,797,244
MGM MIRAGE*^	14,351	1,205,771
Orient-Express Hotels Ltd.^	2,900	166,808
Panera Bread Co., Class A*^	2,100	75,222
Penn National Gaming, Inc.*	5,400	321,570
Scientific Games Corp., Class A*^	4,800	159,600
Starbucks Corp.*	54,300	1,111,521
Starwood Hotels & Resorts Worldwide, Inc.	14,800	651,644
Tim Hortons, Inc.^	13,900	513,327
Wendy’s International, Inc.	6,400	165,376
Wyndham Worldwide Corp.	1,000	23,560
Wynn Resorts Ltd.^	58,600	6,570,818
Yum! Brands, Inc.	38,400	1,469,568

		46,386,955

Household Durables (0.2%)
Black & Decker Corp.	2,400	167,160
Centex Corp.	400	10,104
Garmin Ltd.	8,500	824,500
Harman International Industries, Inc.	4,400	324,324
Jarden Corp.*^	2,600	61,386
Newell Rubbermaid, Inc.	10,600	274,328
NVR, Inc.*^	100	52,400
Pulte Homes, Inc.^	5,500	57,970
Stanley Works	2,000	96,960
Whirlpool Corp.^	4,100	334,683

		2,203,815

Internet & Catalog Retail (0.3%)
Amazon.com, Inc.*	22,300	2,065,872
IAC/InterActiveCorp*	900	24,228
Liberty Media Corp., Interactive, Class A*	26,700	509,436
NutriSystem, Inc.*^	2,500	67,450

		2,666,986

Leisure Equipment & Products (0.0%)
Hasbro, Inc.	3,600	92,088
Mattel, Inc.	12,100	230,384
Pool Corp.^	3,600	71,388

		393,860

Media (1.7%)
Cablevision Systems Corp. - New York Group, Class A*	5,300	129,850
Central European Media Enterprises Ltd.*^	2,300	266,754
Clear Channel Communications, Inc.	7,800	269,256
Clear Channel Outdoor Holdings, Inc., Class A*^	2,900	80,214
Comcast Corp., Class A*	132,800	2,424,928
CTC Media, Inc.*	3,800	114,760
DIRECTV Group, Inc.*^	52,300	1,209,176
Discovery Holding Co., Class A*	11,300	284,082
DreamWorks Animation SKG, Inc., Class A*	3,800	97,052
EchoStar Communications Corp., Class A*	15,300	577,116
Getty Images, Inc.*^	1,800	52,200
Harte-Hanks, Inc.^	2,600	44,980
Interpublic Group of Cos., Inc.*^	21,200	171,932
John Wiley & Sons, Inc., Class A	3,700	158,508
Lamar Advertising Co., Class A^	6,100	293,227
Liberty Global, Inc., Class A*^	14,300	560,417
McGraw-Hill Cos., Inc.	25,200	1,104,012
Meredith Corp.	3,500	192,430
New York Times Co., Class A^	2,600	45,578
News Corp., Class A	110,500	2,264,145
Omnicom Group, Inc.	24,300	1,154,979
Regal Entertainment Group, Class A^	4,700	84,929
Sirius Satellite Radio, Inc.*^	107,100	324,513
Time Warner Cable, Inc., Class A*	6,300	173,880
Time Warner, Inc.	39,700	655,447
Viacom, Inc., Class B*	44,700	1,963,224
Walt Disney Co.	63,800	2,059,464
Warner Music Group Corp.^	1,300	7,878
XM Satellite Radio Holdings, Inc., Class A*	20,900	255,816

		17,020,747

Multiline Retail (0.6%)
Big Lots, Inc.*^	6,600	105,534
Dollar Tree Stores, Inc.*	6,700	173,664
Family Dollar Stores, Inc.	10,300	198,069
J.C. Penney Co., Inc.	16,600	730,234
Kohl’s Corp.*	23,500	1,076,300
Nordstrom, Inc.^	17,900	657,467
Saks, Inc.*^	8,900	184,764
Target Corp.	62,700	3,135,000

		6,261,032

Specialty Retail (2.2%)
Abercrombie & Fitch Co.	6,400	511,808
Advance Auto Parts, Inc.	7,400	281,126
American Eagle Outfitters, Inc.	13,600	282,472
AnnTaylor Stores Corp.*	3,600	92,016

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
AutoZone, Inc.*^	3,200	$383,712
Barnes & Noble, Inc.	300	10,335
Bed Bath & Beyond, Inc.*	20,300	596,617
Best Buy Co., Inc.	25,300	1,332,045
CarMax, Inc.*^	15,800	312,050
Chico’s FAS, Inc.*^	12,900	116,487
Circuit City Stores, Inc.^	5,200	21,840
Coldwater Creek, Inc.*^	4,400	29,436
Dick’s Sporting Goods, Inc.*^	5,900	163,784
GameStop Corp., Class A*	11,500	714,265
Guess?, Inc.	4,000	151,560
Home Depot, Inc.	71,900	1,936,986
Limited Brands, Inc.	23,300	441,069
Lowe’s Cos., Inc.	427,160	9,662,359
O’Reilly Automotive, Inc.*^	8,400	272,412
Office Depot, Inc.*	20,100	279,591
OfficeMax, Inc.	2,500	51,650
PetSmart, Inc.^	9,400	221,182
RadioShack Corp.^	7,000	118,020
Ross Stores, Inc.	10,200	260,814
Sherwin-Williams Co.^	8,100	470,124
Staples, Inc.	52,400	1,208,868
Tiffany & Co.^	10,000	460,300
TJX Cos., Inc.	33,300	956,709
Tractor Supply Co.*^	2,500	89,850
Urban Outfitters, Inc.*^	8,300	226,258
Williams-Sonoma, Inc.^	6,700	173,530

		21,829,275

Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.*	27,200	831,776
Crocs, Inc.*^	5,900	217,179
Hanesbrands, Inc.*	7,100	192,907
Liz Claiborne, Inc.	500	10,175
NIKE, Inc., Class B	26,100	1,676,664
Phillips-Van Heusen Corp.^	4,100	151,126
Polo Ralph Lauren Corp.	4,500	278,055

		3,357,882

Total Consumer Discretionary		114,927,350

Consumer Staples (7.1%)
Beverages (1.9%)
Anheuser-Busch Cos., Inc.	35,100	1,837,134
Brown-Forman Corp., Class B	4,000	296,440
Coca-Cola Co.	111,800	6,861,166
Hansen Natural Corp.*^	5,000	221,450
Pepsi Bottling Group, Inc.	2,600	102,596
PepsiCo, Inc.	119,400	9,062,460

		18,381,246

Food & Staples Retailing (2.7%)
Costco Wholesale Corp.	22,500	1,569,600
CVS Caremark Corp.	333,600	13,260,600
Kroger Co.	31,400	838,694
Sysco Corp.	45,300	1,413,813
Wal-Mart Stores, Inc.	129,800	6,169,394
Walgreen Co.	73,100	2,783,648
Whole Foods Market, Inc.^	10,400	424,320

		26,460,069

Food Products (0.4%)
Campbell Soup Co.	9,700	346,581
Dean Foods Co.	600	15,516
General Mills, Inc.	1,900	108,300
H.J. Heinz Co.	13,100	611,508
Hershey Co.^	8,700	342,780
Kellogg Co.	11,700	613,431
McCormick & Co., Inc. (Non-Voting)	6,400	242,624
Sara Lee Corp.	28,100	451,286
Wm. Wrigley Jr. Co.	15,500	907,525

		3,639,551

Household Products (1.2%)
Church & Dwight Co., Inc.^	4,500	243,315
Clorox Co.	9,300	606,081
Colgate-Palmolive Co.	34,600	2,697,416
Energizer Holdings, Inc.*^	3,000	336,390
Kimberly-Clark Corp.	13,900	963,826
Procter & Gamble Co.	91,400	6,710,588

		11,557,616

Personal Products (0.2%)
Alberto-Culver Co.^	1,000	24,540
Avon Products, Inc.	29,700	1,174,041
Bare Escentuals, Inc.*^	2,900	70,325
Estee Lauder Cos., Inc., Class A	8,000	348,880
Herbalife Ltd.^	3,500	140,980
NBTY, Inc.*	4,100	112,340

		1,871,106

Tobacco (0.7%)
Altria Group, Inc.	88,100	6,658,598
Loews Corp.- Carolina Group	4,700	400,910
UST, Inc.^	6,500	356,200

		7,415,708

Total Consumer Staples		69,325,296

Energy (8.6%)
Energy Equipment & Services (5.3%)
Baker Hughes, Inc.	23,500	1,905,850
BJ Services Co.	21,500	521,590
Cameron International Corp.*	16,200	779,706
Diamond Offshore Drilling, Inc.^	5,000	710,000
Dresser-Rand Group, Inc.*^	6,300	246,015
ENSCO International, Inc.	10,100	602,162
FMC Technologies, Inc.*	9,500	538,650
Global Industries Ltd.*	6,800	145,656
Grant Prideco, Inc.*	9,300	516,243
Halliburton Co.	67,000	2,539,970
Helix Energy Solutions Group, Inc.*^	5,300	219,950
Nabors Industries Ltd.*	18,200	498,498
National Oilwell Varco, Inc.*	26,000	1,909,960
Noble Corp.	19,700	1,113,247
Oceaneering International, Inc.*	4,000	269,400
Pride International, Inc.*^	9,000	305,100
Rowan Cos., Inc.	5,800	228,868
Schlumberger Ltd.	194,911	19,173,395
Smith International, Inc.	14,700	1,085,595
Superior Energy Services, Inc.*	5,900	203,078
TETRA Technologies, Inc.*^	5,300	82,521
Tidewater, Inc.^	2,700	148,122
Transocean, Inc.*	115,536	16,538,978
Unit Corp.*	2,700	124,875
Weatherford International Ltd.*	24,700	1,694,420

		52,101,849

Oil, Gas & Consumable Fuels (3.3%)
Arch Coal, Inc.	10,500	471,765
Cabot Oil & Gas Corp.	7,100	286,627
Cheniere Energy, Inc.*	3,100	101,184
Chesapeake Energy Corp.	19,700	772,240
CNX Gas Corp.*^	2,000	63,900
Consol Energy, Inc.	13,400	958,368
Continental Resources, Inc.*	1,000	26,130
Denbury Resources, Inc.*	17,800	529,550
Exxon Mobil Corp.^	84,300	7,898,067
Foundation Coal Holdings, Inc.	3,300	173,250
Frontier Oil Corp.	4,100	166,378
Frontline Ltd.^	3,600	172,800
Holly Corp.	3,300	167,937

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Massey Energy Co.^	5,900	$210,925
Noble Energy, Inc.	1,800	143,136
Patriot Coal Corp.*^	1,980	82,645
Peabody Energy Corp.	19,400	1,195,816
Petroleo Brasileiro S.A. (ADR)	96,698	11,143,478
Quicksilver Resources, Inc.*^	3,700	220,483
Range Resources Corp.	10,900	559,824
SandRidge Energy, Inc.*^	1,000	35,860
Southwestern Energy Co.*	12,500	696,500
Sunoco, Inc.	8,900	644,716
Tesoro Corp.	10,000	477,000
Valero Energy Corp.	31,800	2,226,954
W&T Offshore, Inc.	1,300	38,948
Western Refining, Inc.^	1,000	24,210
Williams Cos., Inc.	36,800	1,316,704
XTO Energy, Inc.	35,475	1,821,996

		32,627,391

Total Energy		84,729,240

Financials (6.4%)
Capital Markets (3.4%)
Affiliated Managers Group, Inc.*^	2,200	258,412
Bank of New York Mellon Corp.	28,800	1,404,288
BlackRock, Inc./New York^	2,700	585,360
Charles Schwab Corp.	68,800	1,757,840
E*TRADE Financial Corp.*^	11,800	41,890
Eaton Vance Corp.^	7,612	345,661
Federated Investors, Inc., Class B	6,400	263,424
Franklin Resources, Inc.	12,200	1,396,046
GLG Partners, Inc.*^	3,000	40,800
Goldman Sachs Group, Inc.	74,023	15,918,646
Invesco Ltd.^	24,400	765,672
Investment Technology Group, Inc.*^	3,300	157,047
Janus Capital Group, Inc.^	10,000	328,500
Lazard Ltd., Class A	3,800	154,584
Legg Mason, Inc.	4,000	292,600
Merrill Lynch & Co., Inc.	83,598	4,487,541
MF Global Ltd.*^	3,900	122,733
Morgan Stanley	4,400	233,684
Northern Trust Corp.	13,600	1,041,488
SEI Investments Co.	9,500	305,615
State Street Corp.	23,577	1,914,452
T. Rowe Price Group, Inc.	19,500	1,187,160
TD Ameritrade Holding Corp.*	18,200	365,092

		33,368,535

Commercial Banks (0.0%)
Bank of Hawaii Corp.^	1,200	61,368
Commerce Bancorp, Inc./ New Jersey	4,000	152,560
Synovus Financial Corp.^	7,700	185,416

		399,344

Consumer Finance (0.5%)
American Express Co.	75,900	3,948,318
AmeriCredit Corp.*^	500	6,395
Discover Financial Services	2,000	30,160
First Marblehead Corp.^	4,400	67,320
SLM Corp.	30,100	606,214

		4,658,407

Diversified Financial Services (0.7%)
CME Group, Inc.	4,012	2,752,232
IntercontinentalExchange, Inc.*	5,200	1,001,000
Moody’s Corp.^	15,700	560,490
MSCI, Inc., Class A*	900	34,560
NASDAQ Stock Market, Inc.*	6,600	326,634
Nymex Holdings, Inc.	6,800	908,548
NYSE Euronext, Inc.	19,400	1,702,738

		7,286,202

Insurance (0.5%)
ACE Ltd.	1,300	80,314
Aflac, Inc.	32,900	2,060,527
American International Group, Inc.	11,500	670,450
Arthur J. Gallagher & Co.	1,300	31,447
Brown & Brown, Inc.	8,200	192,700
CNA Financial Corp.	200	6,744
Erie Indemnity Co., Class A^	700	36,323
Hanover Insurance Group, Inc.	200	9,160
HCC Insurance Holdings, Inc.	3,600	103,248
PartnerReinsurance Ltd.^	900	74,277
Philadelphia Consolidated Holding Corp.*	3,200	125,920
Principal Financial Group, Inc.	1,100	75,724
Prudential Financial, Inc.	8,200	762,928
Transatlantic Holdings, Inc.^	700	50,869
W.R. Berkley Corp.	3,200	95,392
XL Capital Ltd., Class A	1,600	80,496

		4,456,519

Real Estate Investment Trusts (REITs) (1.1%)
Apartment Investment & Management Co. (REIT)^	400	13,892
CapitalSource, Inc. (REIT)^	6,000	105,540
Duke Realty Corp. (REIT)^	7,800	203,424
Essex Property Trust, Inc. (REIT)^	800	77,992
Federal Realty Investment Trust (REIT)^	2,100	172,515
General Growth Properties, Inc. (REIT)^	8,800	362,384
Health Care REIT, Inc. (REIT)^	700	31,283
Kilroy Realty Corp. (REIT)^	2,400	131,904
Macerich Co. (REIT)^	5,300	376,618
Plum Creek Timber Co., Inc. (REIT)^	1,000	46,040
ProLogis (REIT)	121,247	7,684,635
Public Storage, Inc. (REIT)	700	51,387
Rayonier, Inc. (REIT)	300	14,172
Simon Property Group, Inc. (REIT)	8,900	773,054
Taubman Centers, Inc. (REIT)^	2,200	108,218
UDR, Inc. (REIT)^	10,000	198,500
Ventas, Inc. (REIT)^	9,800	443,450
Weingarten Realty Investors (REIT)^	5,600	176,064

		10,971,072

Real Estate Management & Development (0.1%)
CB Richard Ellis Group, Inc., Class A*^	14,300	308,165
Forest City Enterprises, Inc., Class A^	5,300	235,532
Jones Lang LaSalle, Inc.^	2,700	192,132
St. Joe Co.^	5,500	195,305

		931,134

Thrifts & Mortgage Finance (0.1%)
Capitol Federal Financial^	1,100	34,100
Freddie Mac	19,000	647,330
Hudson City Bancorp, Inc.	15,900	238,818
People’s United Financial, Inc.	11,000	195,800
TFS Financial Corp.*^	1,300	15,522

		1,131,570

Total Financials		63,202,783

Health Care (12.6%)
Biotechnology (2.0%)
Abraxis Bioscience, Inc.*	425	29,227
Amgen, Inc.*	57,000	2,647,080

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Amylin Pharmaceuticals, Inc.*^	9,600	$355,200
Biogen Idec, Inc.*^	4,000	227,680
Celgene Corp.*	27,900	1,289,259
Cephalon, Inc.*^	4,900	351,624
Genentech, Inc.*	144,289	9,677,463
Genzyme Corp.*	19,400	1,444,136
Gilead Sciences, Inc.*	68,500	3,151,685
ImClone Systems, Inc.*	4,400	189,200
Millennium Pharmaceuticals, Inc.*^	13,000	194,740
PDL BioPharma, Inc.*^	8,500	148,920
Vertex Pharmaceuticals, Inc.*^	9,600	223,008

		19,929,222

Health Care Equipment & Supplies (1.7%)
Advanced Medical Optics, Inc.*^	4,400	107,932
Baxter International, Inc.	47,800	2,774,790
Beckman Coulter, Inc.	3,700	269,360
Becton, Dickinson & Co.	18,000	1,504,440
C.R. Bard, Inc.	7,600	720,480
Cooper Cos., Inc.	1,300	49,400
Dentsply International, Inc.	11,100	499,722
Edwards Lifesciences Corp.*^	4,200	193,158
Gen-Probe, Inc.*	3,800	239,134
Hillenbrand Industries, Inc.^	800	44,584
Hospira, Inc.*	11,500	490,360
Idexx Laboratories, Inc.*^	4,500	263,835
Intuitive Surgical, Inc.*	2,700	876,150
Kinetic Concepts, Inc.*	3,200	171,392
Medtronic, Inc.	84,300	4,237,761
ResMed, Inc.*^	5,700	299,421
Respironics, Inc.*	5,400	353,592
St. Jude Medical, Inc.*	24,800	1,007,872
Stryker Corp.^	22,300	1,666,256
Varian Medical Systems, Inc.*	9,300	485,088
Zimmer Holdings, Inc.*	17,400	1,151,010

		17,405,737

Health Care Providers & Services (3.8%)
Aetna, Inc.	30,400	1,754,992
AmerisourceBergen Corp.	5,600	251,272
Brookdale Senior Living, Inc.^	700	19,887
Cardinal Health, Inc.	26,700	1,541,925
CIGNA Corp.	21,100	1,133,703
Community Health Systems, Inc.*	600	22,116
Coventry Health Care, Inc.*	10,700	633,975
DaVita, Inc.*	7,700	433,895
Express Scripts, Inc.*	16,100	1,175,300
Health Net, Inc.*	8,200	396,060
Henry Schein, Inc.*^	6,500	399,100
Humana, Inc.*	12,300	926,313
Laboratory Corp. of America Holdings*^	8,600	649,558
Lincare Holdings, Inc.*^	6,100	214,476
McKesson Corp.	20,100	1,316,751
Medco Health Solutions, Inc.*	20,500	2,078,700
Omnicare, Inc.^	1,100	25,091
Patterson Cos., Inc.*	10,200	346,290
Pediatrix Medical Group, Inc.*	3,600	245,340
Quest Diagnostics, Inc.	10,600	560,740
Sierra Health Services, Inc.*	4,100	172,036
Tenet Healthcare Corp.*^	26,800	136,144
UnitedHealth Group, Inc.	353,672	20,583,710
Universal Health Services, Inc., Class B	900	46,080
VCA Antech, Inc.*	6,200	274,226
WellCare Health Plans, Inc.*^	3,000	127,230
WellPoint, Inc.*	18,900	1,658,097

		37,123,007

Health Care Technology (0.1%)
Cerner Corp.*^	4,800	270,720
HLTH Corp.*^	13,300	178,220
IMS Health, Inc.	12,900	297,216

		746,156

Life Sciences Tools & Services (0.3%)
Applera Corp.- Applied Biosystems Group	2,200	74,624
Charles River Laboratories International, Inc.*	1,700	111,860
Covance, Inc.*	4,700	407,114
Invitrogen Corp.*	1,300	121,433
Millipore Corp.*^	4,000	292,720
PerkinElmer, Inc.	2,200	57,244
Pharmaceutical Product Development, Inc.	7,600	306,812
Techne Corp.*^	2,900	191,545
Thermo Fisher Scientific, Inc.*	15,400	888,272
Waters Corp.*	7,400	585,118

		3,036,742

Pharmaceuticals (4.7%)
Abbott Laboratories	113,000	6,344,950
Allergan, Inc.	22,400	1,438,976
APP Pharmaceuticals, Inc.*^	1,900	19,513
Barr Pharmaceuticals, Inc.*	8,000	424,800
Bristol-Myers Squibb Co.	144,300	3,826,836
Eli Lilly & Co.	35,600	1,900,684
Endo Pharmaceuticals Holdings, Inc.*	9,800	261,366
Forest Laboratories, Inc.*	23,500	856,575
Johnson & Johnson	79,700	5,315,990
Merck & Co., Inc.	336,405	19,548,495
Mylan, Inc.^	22,200	312,132
Schering-Plough Corp.	118,800	3,164,832
Sepracor, Inc.*^	7,800	204,750
Warner Chilcott Ltd., Class A*^	6,700	118,791
Watson Pharmaceuticals, Inc.*^	4,400	119,416
Wyeth	51,900	2,293,461

		46,151,567

Total Health Care		124,392,431

Industrials (10.7%)
Aerospace & Defense (3.5%)
Alliant Techsystems, Inc.*^	2,100	238,896
BE Aerospace, Inc.*	6,800	359,720
Boeing Co.	84,362	7,378,300
DRS Technologies, Inc.^	200	10,854
General Dynamics Corp.	24,523	2,182,302
Goodrich Corp.	9,200	649,612
Honeywell International, Inc.	48,900	3,010,773
L-3 Communications Holdings, Inc.	3,100	328,414
Lockheed Martin Corp.	122,753	12,920,981
Northrop Grumman Corp.	1,600	125,824
Precision Castparts Corp.	10,100	1,400,870
Raytheon Co.	16,800	1,019,760
Rockwell Collins, Inc.	12,300	885,231
Spirit Aerosystems Holdings, Inc., Class A*	4,200	144,900
United Technologies Corp.	44,500	3,406,030

		34,062,467

Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc.	12,400	671,088
Expeditors International of Washington, Inc.	15,600	697,008
FedEx Corp.	18,900	1,685,313
United Parcel Service, Inc., Class B	49,200	3,479,424

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
UTi Worldwide, Inc.^	7,300	$143,080

		6,675,913

Airlines (0.1%)
AMR Corp.*^	17,600	246,928
Continental Airlines, Inc., Class B*	7,100	157,975
Copa Holdings S.A., Class A	1,300	48,841
Delta Air Lines, Inc.*	19,700	293,333
Northwest Airlines Corp.*^	12,800	185,728
Southwest Airlines Co.	11,300	137,860
UAL Corp.*^	5,000	178,300

		1,248,965

Building Products (0.1%)
Lennox International, Inc.	500	20,710
Masco Corp.	1,600	34,576
Trane, Inc.	13,200	616,572

		671,858

Commercial Services & Supplies (0.6%)
Allied Waste Industries, Inc.*	3,200	35,264
Avery Dennison Corp.^	6,700	356,038
Brink’s Co.	3,200	191,168
ChoicePoint, Inc.*^	5,200	189,384
Cintas Corp.	7,600	255,512
Copart, Inc.*	4,700	199,985
Corporate Executive Board Co.^	2,600	156,260
Corrections Corp. of America*^	9,000	265,590
Covanta Holding Corp.*	8,800	243,408
Dun & Bradstreet Corp.	4,400	389,972
Equifax, Inc.	9,700	352,692
HNI Corp.^	3,500	122,710
Manpower, Inc.	6,200	352,780
Monster Worldwide, Inc.*	9,200	298,080
Pitney Bowes, Inc.	13,200	502,128
Republic Services, Inc.	10,900	341,715
Robert Half International, Inc.	10,800	292,032
Steelcase, Inc., Class A	4,800	76,176
Stericycle, Inc.*	6,400	380,160
Waste Management, Inc.	21,300	695,871

		5,696,925

Construction & Engineering (0.3%)
Fluor Corp.	6,500	947,180
Foster Wheeler Ltd.*	5,200	806,104
Jacobs Engineering Group, Inc.*	8,700	831,807
Quanta Services, Inc.*^	12,100	317,504
Shaw Group, Inc.*^	5,400	326,376
URS Corp.*	1,200	65,196

		3,294,167

Electrical Equipment (0.6%)
Ametek, Inc.^	7,800	365,352
Cooper Industries Ltd., Class A	4,300	227,384
Emerson Electric Co.	48,500	2,748,010
First Solar, Inc.*	2,600	694,564
General Cable Corp.*^	3,800	278,464
Hubbell, Inc., Class B	1,500	77,400
Rockwell Automation, Inc.	10,900	751,664
Roper Industries, Inc.^	6,500	406,510
SunPower Corp., Class A*^	1,800	234,702
Thomas & Betts Corp.*^	4,300	210,872

		5,994,922

Industrial Conglomerates (2.0%)
3M Co.	49,400	4,165,408
Carlisle Cos., Inc.^	1,200	44,436
General Electric Co.	83,700	3,102,759
McDermott International, Inc.*	194,700	11,493,141
Textron, Inc.	18,300	1,304,790

		20,110,534

Machinery (1.4%)
AGCO Corp.*	4,400	299,112
Caterpillar, Inc.	47,000	3,410,320
Cummins, Inc.	7,600	968,012
Danaher Corp.^	18,000	1,579,320
Deere & Co.	1,900	176,928
Donaldson Co., Inc.	5,800	269,004
Dover Corp.	4,800	221,232
Eaton Corp.	1,300	126,035
Flowserve Corp.	3,800	365,560
Graco, Inc.^	4,600	171,396
Harsco Corp.	6,200	397,234
IDEX Corp.^	5,900	213,167
Illinois Tool Works, Inc.	27,100	1,450,934
Ingersoll-Rand Co., Ltd., Class A	1,200	55,764
ITT Corp.	1,700	112,268
Joy Global, Inc.	8,000	526,560
Kennametal, Inc.	3,300	124,938
Lincoln Electric Holdings, Inc.	2,100	149,478
Manitowoc Co., Inc.^	9,100	444,353
Oshkosh Truck Corp.^	5,400	255,204
PACCAR, Inc.^	27,300	1,487,304
Pall Corp.	8,200	330,624
Terex Corp.*	7,600	498,332
Toro Co.^	2,800	152,432
Trinity Industries, Inc.^	5,100	141,576

		13,927,087

Marine (0.0%)
Kirby Corp.*^	3,900	181,272

Road & Rail (1.3%)
Avis Budget Group, Inc.*	2,700	35,100
Burlington Northern Santa Fe Corp.^	24,600	2,047,458
Con-way, Inc.^	2,600	108,004
CSX Corp.	5,500	241,890
Hertz Global Holdings, Inc.*^	15,300	243,117
J.B. Hunt Transport Services, Inc.^	6,400	176,320
Kansas City Southern, Inc.*	3,400	116,722
Landstar System, Inc.	4,100	172,815
Norfolk Southern Corp.	14,600	736,424
Union Pacific Corp.	68,040	8,547,185

		12,425,035

Trading Companies & Distributors (0.1%)
Aircastle Ltd.	2,100	55,293
Fastenal Co.^	9,300	375,906
GATX Corp.	1,400	51,352
MSC Industrial Direct Co.	3,400	137,598
W.W. Grainger, Inc.	4,100	358,832
WESCO International, Inc.*^	3,300	130,812

		1,109,793

Total Industrials		105,398,938

Information Technology (23.1%)
Communications Equipment (2.2%)
Ciena Corp.*	6,300	214,893
Cisco Systems, Inc.*	445,200	12,051,564
CommScope, Inc.*^	4,500	221,445
Corning, Inc.	115,300	2,766,047
F5 Networks, Inc.*^	6,100	173,972
Harris Corp.	9,800	614,264
JDS Uniphase Corp.*	8,300	110,390
Juniper Networks, Inc.*	27,000	896,400
QUALCOMM, Inc.	122,200	4,808,570
Riverbed Technology, Inc.*	1,400	37,436

		21,894,981

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Computers & Peripherals (6.0%)
Apple, Inc.*	136,390	$27,016,131
Brocade Communications Systems, Inc.*^	29,400	215,796
Dell, Inc.*	166,600	4,083,366
Diebold, Inc.	4,800	139,104
EMC Corp.*	153,900	2,851,767
Hewlett-Packard Co.	281,577	14,214,007
International Business Machines Corp.	79,700	8,615,570
Lexmark International, Inc., Class A*	3,800	132,468
NCR Corp.*	1,600	40,160
Network Appliance, Inc.*	25,200	628,992
QLogic Corp.*	9,000	127,800
SanDisk Corp.*	9,900	328,383
Seagate Technology	15,100	385,050
Sun Microsystems, Inc.*	16,650	301,865
Teradata Corp.*	1,600	43,856
Western Digital Corp.*	4,800	145,008

		59,269,323

Electronic Equipment & Instruments (0.3%)
Agilent Technologies, Inc.*	27,200	999,328
Amphenol Corp., Class A	13,100	607,447
Arrow Electronics, Inc.*	5,000	196,400
Avnet, Inc.*	6,400	223,808
AVX Corp.^	700	9,394
Dolby Laboratories, Inc., Class A*	2,900	144,188
Jabil Circuit, Inc.	8,500	129,795
Mettler-Toledo International, Inc.*	2,800	318,640
Molex, Inc.	5,800	158,340
National Instruments Corp.	4,200	139,986
Sanmina-SCI Corp.*	7,900	14,378
Trimble Navigation Ltd.*	8,800	266,112
Vishay Intertechnology, Inc.*	2,300	26,243

		3,234,059

Internet Software & Services (3.3%)
Akamai Technologies, Inc.*^	12,100	418,660
eBay, Inc.*	83,800	2,781,322
Google, Inc., Class A*	38,346	26,515,492
VeriSign, Inc.*^	16,200	609,282
WebMD Health Corp., Class A*^	600	24,642
Yahoo!, Inc.*	88,700	2,063,162

		32,412,560

IT Services (2.5%)
Accenture Ltd., Class A	43,500	1,567,305
Acxiom Corp.^	4,600	53,958
Affiliated Computer Services, Inc., Class A*	2,800	126,280
Alliance Data Systems Corp.*^	5,800	434,942
Automatic Data Processing, Inc.	40,600	1,807,918
Broadridge Financial Solutions, Inc.	10,200	228,786
Cognizant Technology Solutions Corp., Class A*	21,100	716,134
DST Systems, Inc.*	4,000	330,200
Electronic Data Systems Corp.	21,600	447,768
Fidelity National Information Services, Inc.	11,900	494,921
Fiserv, Inc.*	12,300	682,527
Genpact Ltd.*^	2,100	31,983
Global Payments, Inc.^	5,900	274,468
Hewitt Associates, Inc., Class A*	4,400	168,476
Iron Mountain, Inc.*^	13,000	481,260
Mastercard, Inc., Class A^	63,700	13,708,240
MoneyGram International, Inc.^	6,000	92,220
NeuStar, Inc., Class A*^	5,600	160,608
Paychex, Inc.	24,900	901,878
Total System Services, Inc.	2,700	75,600
VeriFone Holdings, Inc.*^	4,600	106,950
Western Union Co.	53,400	1,296,552

		24,188,974

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	5,100	176,970

Semiconductors & Semiconductor Equipment (3.6%)
Advanced Micro Devices, Inc.*^	17,800	133,500
Altera Corp.^	24,600	475,272
Analog Devices, Inc.	22,200	703,740
Applied Materials, Inc.	101,300	1,799,088
Broadcom Corp., Class A*	34,400	899,216
Cree, Inc.*^	1,500	41,205
Cypress Semiconductor Corp.*	11,700	421,551
Fairchild Semiconductor International, Inc.*	3,600	51,948
Integrated Device Technology, Inc.*	4,800	54,288
Intel Corp.	741,017	19,755,513
International Rectifier Corp.*^	1,200	40,764
Intersil Corp., Class A	5,400	132,192
KLA-Tencor Corp.	14,100	679,056
Lam Research Corp.*	9,100	393,393
Linear Technology Corp.^	16,300	518,829
LSI Corp.*	31,100	165,141
Marvell Technology Group Ltd.*	34,600	483,708
MEMC Electronic Materials, Inc.*^	16,500	1,460,085
Microchip Technology, Inc.	16,000	502,720
Micron Technology, Inc.*	18,100	131,225
National Semiconductor Corp.	19,800	448,272
Novellus Systems, Inc.*	5,500	151,635
NVIDIA Corp.*	39,950	1,359,099
Rambus, Inc.*^	5,900	123,546
Silicon Laboratories, Inc.*^	4,000	149,720
Teradyne, Inc.*	6,400	66,176
Texas Instruments, Inc.	105,100	3,510,340
Varian Semiconductor Equipment Associates, Inc.*	5,800	214,600
Xilinx, Inc.	21,800	476,766

		35,342,588

Software (5.2%)
Activision, Inc.*	20,800	617,760
Adobe Systems, Inc.*	43,100	1,841,663
Amdocs Ltd.*^	14,500	499,815
Autodesk, Inc.*	16,900	840,944
BEA Systems, Inc.*	28,700	452,886
BMC Software, Inc.*	14,700	523,908
CA, Inc.	18,900	471,555
Cadence Design Systems, Inc.*	5,600	95,256
Citrix Systems, Inc.*	13,900	528,339
Compuware Corp.*	17,900	158,952
Electronic Arts, Inc.*	22,800	1,331,748
FactSet Research Systems, Inc.^	3,100	172,670
Fair Isaac Corp.^	400	12,860
Intuit, Inc.*	24,700	780,767
McAfee, Inc.*	11,700	438,750
Microsoft Corp.	957,666	34,092,910
NAVTEQ Corp.*	7,200	544,320
Novell, Inc.*	3,200	21,984
Oracle Corp.*	282,700	6,383,366
Red Hat, Inc.*^	14,200	295,928

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of	Value
	Shares	(Note 1)
Salesforce.com, Inc.*	7,000	$438,830
Symantec Corp.*^	9,500	153,330
Synopsys, Inc.*	10,600	274,858
VMware, Inc., Class A*^	2,300	195,477

		51,168,876

Total Information Technology		227,688,331

Materials (4.0%)
Chemicals (3.1%)
Air Products & Chemicals, Inc.	108,000	10,652,040
Airgas, Inc.	5,400	281,394
Albemarle Corp.	5,900	243,375
Cabot Corp.	3,600	120,024
Celanese Corp., Class A	6,000	253,920
Chemtura Corp.	1,000	7,800
E.I. du Pont de Nemours & Co.	10,800	476,172
Ecolab, Inc.	12,800	655,488
International Flavors & Fragrances, Inc.	4,400	211,772
Lubrizol Corp.	1,300	70,408
Monsanto Co.	39,900	4,456,431
Mosaic Co.*	4,900	462,266
Nalco Holding Co.	10,600	256,308
Praxair, Inc.	139,800	12,401,658
Rohm & Haas Co.	5,500	291,885
RPM International, Inc.^	7,600	154,280
Scotts Miracle-Gro Co., Class A^	600	22,452
Sigma-Aldrich Corp.	2,900	158,340
Valspar Corp.	900	20,286

		31,196,299

Construction Materials (0.1%)
Eagle Materials, Inc.^	3,300	117,084
Martin Marietta Materials, Inc.^	3,100	411,060
Vulcan Materials Co.^	7,691	608,281

		1,136,425

Containers & Packaging (0.2%)
Ball Corp.	7,500	337,500
Crown Holdings, Inc.*^	12,000	307,800
Owens-Illinois, Inc.*	10,600	524,700
Packaging Corp. of America^	6,800	191,760
Pactiv Corp.*	9,600	255,648
Sealed Air Corp.	1,600	37,024

		1,654,432

Metals & Mining (0.6%)
AK Steel Holding Corp.*	8,200	379,168
Allegheny Technologies, Inc.	7,500	648,000
Carpenter Technology Corp.	2,000	150,340
Cleveland-Cliffs, Inc.^	3,000	302,400
Freeport-McMoRan Copper & Gold, Inc.	23,000	2,356,120
Newmont Mining Corp.	13,000	634,790
Nucor Corp.	5,000	296,100
Reliance Steel & Aluminum Co.	500	27,100
Southern Copper Corp.^	5,400	567,702
Steel Dynamics, Inc.^	2,100	125,097
Titanium Metals Corp.^	5,000	132,250

		5,619,067

Paper & Forest Products (0.0%)
Domtar Corp.*	16,900	129,961

Total Materials		39,736,184

Telecommunication Services (2.5%)
Diversified Telecommunication Services (1.2%)
AT&T, Inc.	260,197	10,813,787
Citizens Communications Co.	4,400	56,012
Level 3 Communications, Inc.*^	112,100	340,784
Windstream Corp.	19,300	251,286

		11,461,869

Wireless Telecommunication Services (1.3%)
American Tower Corp., Class A*	30,600	1,303,560
China Mobile Ltd. (ADR)^	114,379	9,936,104
Crown Castle International Corp.*	13,900	578,240
Leap Wireless International, Inc.*^	3,700	172,568
MetroPCS Communications, Inc.*	4,100	79,745
NII Holdings, Inc.*	12,700	613,664
SBA Communications Corp., Class A*^	7,500	253,800
Telephone & Data Systems, Inc.^	3,400	212,840
U.S. Cellular Corp.*	400	33,640

		13,184,161

Total Telecommunication Services		24,646,030

Utilities (0.8%)
Electric Utilities (0.4%)
Allegheny Energy, Inc.	12,200	776,042
DPL, Inc.^	4,500	133,425
Exelon Corp.	22,300	1,820,572
PPL Corp.	21,100	1,099,099
Sierra Pacific Resources.	2,400	40,752

		3,869,890

Gas Utilities (0.1%)
Equitable Resources, Inc.	6,800	362,304
Questar Corp.	4,300	232,630

		594,934

Independent Power Producers & Energy Traders (0.3%)
AES Corp.*	49,000	1,048,110
Constellation Energy Group, Inc.	10,300	1,056,059
Dynegy, Inc., Class A*	4,000	28,560
Mirant Corp.*^	12,900	502,842
NRG Energy, Inc.*^	14,300	619,762

		3,255,333

Multi-Utilities (0.0%)
CenterPoint Energy, Inc.^	23,500	402,555

Water Utilities (0.0%)
Aqua America, Inc.^	700	14,840

Total Utilities		8,137,552

Total Common Stocks (87.5%) (Cost $796,970,860)		862,184,135

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (9.5%)
Mutual Funds (9.5%)
iShares Morningstar Large Core Index Fund	6,220	500,461
iShares Morningstar Large Growth Index Fund^	476,650	34,070,942
iShares NYSE 100 Index Fund	5,000	379,850
iShares Russell 1000 Growth Index Fund^	666,220	40,492,851
iShares Russell 1000 Index Fund^	5,230	417,459
iShares Russell 1000 Value Index Fund	5,500	441,375
iShares S&P 100 Index Fund	6,940	475,737
iShares S&P 500 Growth Index Fund^	224,970	15,709,655
iShares S&P 500 Index Fund^	4,240	622,178
iShares S&P 500 Value Index Fund	5,480	418,946

Total Investment Companies (9.5%) (Cost $93,511,697)		93,529,454

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (0.5%)
U.S. Treasury Bills
3.40%, 1/3/08 (p)	$1,159,000	$1,158,672
3.00%, 1/10/08 (p)	1,973,000	1,971,356
2.91%, 1/31/08 (p)	810,000	807,976
2.87%, 2/7/08 (p)	770,000	767,671
3.13%, 3/27/08 #(p)	415,000	411,884

Total Government Securities		5,117,559

Short-Term Investments of Cash Collateral for Securities Loaned (8.3%)
Morgan Stanley, Repurchase Agreement
4.70%, 1/2/08 (r)	81,751,248	81,751,248

Time Deposit (2.1%)
JPMorgan Chase Nassau
3.51%, 1/2/08	20,420,369	20,420,369

Total Short-Term Investments (10.9%) (Cost/Amortized Cost $107,287,977)		107,289,176

Total Investments (107.9%) (Cost/Amortized Cost $997,770,534)		1,063,002,765
Other Assets Less Liabilities (-7.9%)		(77,599,384)

Net Assets (100%)		$985,403,381

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:
ADR	—	American Depositary Receipt

At December 31, 2007 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/07	Unrealized Depreciation
S&P 500 E-Mini Index	100	March-08	$7,430,751	$7,386,000	$(44,751)

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,194,550,850
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,193,807,898
As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$109,666,672
Aggregate gross unrealized depreciation	(45,833,708)

Net unrealized appreciation	$63,832,964

Federal income tax cost of investments	$999,169,801

At December 31, 2007, the Portfolio had loaned securities with a total value of $81,970,687. This was secured by collateral of $81,751,248 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $2,265,951 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $71,974, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $644,603,300 of which $162,840,214 expires in the year 2009, $430,153,032 expires in the year 2010, and $51,610,054 expires in the year 2011.

The Portfolio utilized net capital loss carryforward of $158,648,493 during 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

MARKETPLUS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.5%)
Auto Components (0.8%)
Autoliv, Inc.	18,300	$964,593
BorgWarner, Inc.	80,200	3,882,482
TRW Automotive Holdings Corp.*	244,500	5,110,050
WABCO Holdings, Inc.^	83,600	4,187,524

		14,144,649

Automobiles (0.5%)
Ford Motor Co.*^	1,141,300	7,680,949
Thor Industries, Inc.^	1,700	64,617

		7,745,566

Distributors (0.3%)
Genuine Parts Co.	96,200	4,454,060

Diversified Consumer Services (0.1%)
Service Corp. International	157,200	2,208,660

Hotels, Restaurants & Leisure (0.6%)
Harrah’s Entertainment, Inc.	44,900	3,984,875
International Speedway Corp., Class A	19,600	807,128
Orient-Express Hotels Ltd., Class A^	1,300	74,776
Royal Caribbean Cruises Ltd.^	75,200	3,191,488
Wyndham Worldwide Corp.	95,300	2,245,268

		10,303,535

Household Durables (2.5%)
Black & Decker Corp.^	17,000	1,184,050
Centex Corp.^	64,400	1,626,744
D.R. Horton, Inc.^	177,200	2,333,724
Fortune Brands, Inc.	86,200	6,237,432
Jarden Corp.*^	18,800	443,868
KB Home^	43,500	939,600
Leggett & Platt, Inc.^	100,000	1,744,000
Lennar Corp., Class A^	76,600	1,370,374
M.D.C. Holdings, Inc.^	171,600	6,371,508
Mohawk Industries, Inc.*^	31,100	2,313,840
Newell Rubbermaid, Inc.	264,000	6,832,320
NVR, Inc.*^	1,300	681,200
Pulte Homes, Inc.^	76,900	810,526
Ryland Group, Inc.^	23,700	652,935
Snap-On, Inc.	32,700	1,577,448
Stanley Works	32,000	1,551,360
Toll Brothers, Inc.*^	71,100	1,426,266
Whirlpool Corp.^	64,900	5,297,787

		43,394,982

Internet & Catalog Retail (0.5%)
Expedia, Inc.*^	107,100	3,386,502
IAC/InterActiveCorp*^	92,000	2,476,640
Liberty Media Corp.,
Interactive, Class A*	137,700	2,627,316

		8,490,458

Leisure Equipment & Products (0.5%)
Brunswick Corp.	51,000	869,550
Eastman Kodak Co.^	162,400	3,551,688
Hasbro, Inc.	55,000	1,406,900
Mattel, Inc.	114,300	2,176,272

		8,004,410

Media (3.0%)
Cablevision Systems Corp. - New York Group, Class A*^	83,400	2,043,300
Central European Media Enterprises Ltd.*^	1,800	208,764
Discovery Holding Co., Class A*	70,900	1,782,426
DreamWorks Animation SKG, Inc., Class A*	7,800	199,212
E.W. Scripps Co., Class A^	50,800	2,286,508
Entercom Communications Corp., Class A^	112,500	1,540,125
Gannett Co., Inc.	132,500	5,167,500
Getty Images, Inc.*^	14,400	417,600
Harte-Hanks, Inc.^	8,500	147,050
Hearst-Argyle Television, Inc.^	14,000	309,540
Idearc, Inc.^	82,900	1,455,724
Interpublic Group of Cos., Inc.*^	101,300	821,543
Liberty Global, Inc., Class A*^	106,400	4,169,816
Liberty Media Corp., Capital Series, Class A*	72,800	8,480,472
McClatchy Co., Class A^	25,500	319,260
New York Times Co., Class A^	60,400	1,058,812
R.H. Donnelley Corp.*^	266,900	9,736,512
Regal Entertainment Group, Class A^	8,300	149,981
Virgin Media, Inc.^	429,600	7,363,344
Warner Music Group Corp.^	9,200	55,752
Washington Post Co., Class B	3,300	2,611,719

		50,324,960

Multiline Retail (0.0%)
Dillard’s, Inc., Class A^	32,400	608,472
Saks, Inc.*^	11,100	230,436

		838,908

Specialty Retail (1.2%)
American Eagle Outfitters, Inc.	248,800	5,167,576
AnnTaylor Stores Corp.*	6,900	176,364
AutoNation, Inc.*	77,900	1,219,914
Barnes & Noble, Inc.	24,700	850,915
Circuit City Stores, Inc.^	54,700	229,740
Foot Locker, Inc.	87,600	1,196,616
Gap, Inc.	311,700	6,632,976
Office Depot, Inc.*^	243,000	3,380,130
OfficeMax, Inc.	23,000	475,180
Penske Auto Group, Inc.^	31,600	551,736
RadioShack Corp.^	22,800	384,408

		20,265,555

Textiles, Apparel & Luxury Goods (0.5%)
Jones Apparel Group, Inc.	48,100	769,119
Liz Claiborne, Inc.^	207,900	4,230,765
VF Corp.	50,400	3,460,464

		8,460,348

Total Consumer Discretionary		178,636,091

Consumer Staples (6.0%)
Beverages (0.9%)
Brown-Forman Corp., Class B^	13,000	963,430
Coca-Cola Enterprises, Inc.^	175,900	4,578,677
Constellation Brands, Inc., Class A*^	108,200	2,557,848
Molson Coors Brewing Co., Class B	61,800	3,190,116
Pepsi Bottling Group, Inc.	59,600	2,351,816
PepsiAmericas, Inc.^	33,300	1,109,556

		14,751,443

Food & Staples Retailing (0.9%)
BJ’s Wholesale Club, Inc.*	36,900	1,248,327
Rite Aid Corp.*^	384,000	1,071,360
Safeway, Inc.	249,300	8,528,553
SUPERVALU, Inc.	118,600	4,449,872

		15,298,112

Food Products (3.8%)
Bunge Ltd.^	122,327	14,240,086
Campbell Soup Co.	56,300	2,011,599

EQ ADVISORS TRUST

MARKETPLUS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Chaoda Modern Agriculture (Holdings) Ltd.	108,000	$97,786
ConAgra Foods, Inc.	281,200	6,689,748
Corn Products International, Inc.	42,000	1,543,500
Cosan Ltd., Class A*^	132,200	1,665,720
Dean Foods Co.	356,700	9,224,262
Del Monte Foods Co.	113,900	1,077,494
H.J. Heinz Co.	82,300	3,841,764
Hershey Co.^	28,000	1,103,200
Hormel Foods Corp.	41,700	1,688,016
JM Smucker Co.	32,000	1,646,080
Lighthouse Caledonia ASA*	107,620	102,272
Marine Harvest ASA*	10,762,000	6,917,204
McCormick & Co., Inc. (Non-Voting)^	24,900	943,959
Sara Lee Corp.	197,800	3,176,668
Smithfield Foods, Inc.*^	183,800	5,315,496
Tyson Foods, Inc., Class A	149,100	2,285,703
Wm. Wrigley Jr. Co.	16,200	948,510

		64,519,067

Household Products (0.1%)
Church & Dwight Co., Inc.	2,200	118,954
Clorox Co.	6,200	404,054
Energizer Holdings, Inc.*^	9,000	1,009,170

		1,532,178

Personal Products (0.1%)
Alberto-Culver Co.	39,300	964,422
Avon Products, Inc.	19,300	762,929

		1,727,351

Tobacco (0.2%)
Loews Corp.- Carolina Group	24,900	2,123,970
UST, Inc.^	40,500	2,219,400

		4,343,370

Total Consumer Staples		102,171,521

Energy (7.4%)
Energy Equipment & Services (0.9%)
Cie Generale de Geophysique-Veritas (Sponsored ADR)	78,200	4,383,110
ENSCO International, Inc.	6,100	363,682
Helix Energy Solutions Group, Inc.*^	10,400	431,600
Helmerich & Payne, Inc.	58,300	2,336,081
Nabors Industries Ltd.*	18,700	512,193
Patterson-UTI Energy, Inc.^	88,500	1,727,520
Pride International, Inc.*^	24,200	820,380
Rowan Cos., Inc.	17,900	706,334
SBM Offshore N.V.	57,315	1,810,024
SEACOR Holdings, Inc.*^	13,600	1,261,264
Tidewater, Inc.^	10,900	597,974
Unit Corp.*	5,700	263,625

		15,213,787

Oil, Gas & Consumable Fuels (6.5%)
Arch Coal, Inc.^	176,400	7,925,652
Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais S.A. (ADR)*	518,700	2,007,784
Chesapeake Energy Corp.^	108,500	4,253,200
Cimarex Energy Co.^	47,000	1,998,910
Continental Resources, Inc.*	8,900	232,557
El Paso Corp.	395,300	6,814,972
Forest Oil Corp.*	44,500	2,262,380
Frontier Oil Corp.	30,900	1,253,922
Hess Corp.	156,700	15,804,762
Murphy Oil Corp.^	106,200	9,010,008
Newfield Exploration Co.*^	273,200	14,397,640
Noble Energy, Inc.^	174,100	13,844,432
Overseas Shipholding Group, Inc.^	17,600	1,309,968
Pioneer Natural Resources Co.	69,700	3,404,148
Plains Exploration & Production Co.*	62,983	3,401,082
SandRidge Energy, Inc.*^	8,500	304,810
Spectra Energy Corp.	356,700	9,209,994
St. Mary Land & Exploration Co.	35,400	1,366,794
Teekay Corp.^	22,800	1,213,188
Uranium One, Inc.*	535,800	4,793,671
USEC, Inc.*^	359,100	3,231,900
W&T Offshore, Inc.^	5,900	176,764
Western Refining, Inc.^	7,400	179,154
Williams Cos., Inc.	55,100	1,971,478

		110,369,170

Total Energy		125,582,957

Financials (20.5%)
Capital Markets (2.0%)
Affiliated Managers Group, Inc.*^	58,200	6,836,172
Allied Capital Corp.^	86,000	1,849,000
American Capital Strategies Ltd.^	106,100	3,497,056
Ameriprise Financial, Inc.	132,800	7,318,608
BlackRock, Inc./New York^	15,500	3,360,400
E*TRADE Financial Corp.*^	150,300	533,565
GLG Partners, Inc.*^	6,300	85,680
Invesco Ltd.^	49,000	1,537,620
Janus Capital Group, Inc.	22,300	732,555
Jefferies Group, Inc.	70,800	1,631,940
Legg Mason, Inc.^	43,700	3,196,655
MF Global Ltd.*	25,200	793,044
Northern Trust Corp.	18,800	1,439,704
Raymond James Financial, Inc.	53,100	1,734,246

		34,546,245

Commercial Banks (3.4%)
Associated Banc-Corp.^	72,000	1,950,480
Bancorpsouth, Inc.^	46,400	1,095,504
Bank of Hawaii Corp.^	18,600	951,204
BOK Financial Corp.^	12,600	651,420
City National Corp./California^	23,100	1,375,605
Colonial BancGroup, Inc.^	89,700	1,214,538
Comerica, Inc.	88,000	3,830,640
Commerce Bancorp, Inc./New Jersey	77,000	2,936,780
Commerce Bancshares, Inc./Missouri^	41,275	1,851,596
Cullen/Frost Bankers, Inc.^	33,900	1,717,374
East West Bancorp, Inc.^	35,600	862,588
First Citizens BancShares, Inc./North Carolina, Class A	3,400	495,890
First Horizon National Corp.^	71,000	1,288,650
Fulton Financial Corp.^	97,700	1,096,194
Huntington Bancshares, Inc./Ohio	206,072	3,041,623
KeyCorp.	221,400	5,191,830
M&T Bank Corp.	40,500	3,303,585
Marshall & IIsley Corp.^	146,300	3,874,024
Popular, Inc.^	157,600	1,670,560
Synovus Financial Corp.	97,500	2,347,800
TCF Financial Corp.	73,000	1,308,890
UnionBanCal Corp.	54,100	2,646,031
Valley National Bancorp.^	67,900	1,294,174
Webster Financial Corp.^	185,800	5,940,026
Whitney Holding Corp.^	38,100	996,315
Wilmington Trust Corp.^	38,800	1,365,760

EQ ADVISORS TRUST

MARKETPLUS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Zions Bancorp.	61,000	$2,848,090

		57,147,171

Consumer Finance (0.0%)
AmeriCredit Corp.*^	62,000	792,980
Student Loan Corp.^	2,300	253,000

		1,045,980

Diversified Financial Services (0.9%)
CIT Group, Inc.^	271,200	6,516,936
First Pacific Co.	4,452,000	3,454,305
Guaranty Financial Group, Inc.*	19,900	318,400
Leucadia National Corp.^	92,500	4,356,750
MSCI, Inc., Class A*	1,200	46,080
NASDAQ Stock Market, Inc.*	12,700	628,523

		15,320,994

Insurance (7.4%)
Alleghany Corp.*	2,800	1,125,600
Allied World Assurance Co. Holdings Ltd./Bermuda	34,100	1,710,797
Ambac Financial Group, Inc.^	230,600	5,942,562
American Financial Group, Inc./Ohio^	46,400	1,340,032
American National Insurance Co.^	8,800	1,066,912
Aon Corp.^	165,700	7,902,233
Arch Capital Group Ltd.*	26,900	1,892,415
Arthur J. Gallagher & Co.^	42,700	1,032,913
Assurant, Inc.^	68,300	4,569,270
Axis Capital Holdings Ltd.	86,800	3,382,596
Cincinnati Financial Corp.^	96,900	3,831,426
CNA Financial Corp.	15,300	515,916
Conseco, Inc.*	106,400	1,336,384
Endurance Specialty Holdings Ltd.^	33,100	1,381,263
Erie Indemnity Co., Class A	20,600	1,068,934
Everest Reinsurance Group Ltd.	126,800	12,730,720
Fidelity National Financial, Inc., Class A^	125,000	1,826,250
First American Corp.	51,700	1,764,004
Genworth Financial, Inc., Class A	245,500	6,247,975
Hanover Insurance Group, Inc.	27,600	1,264,080
HCC Insurance Holdings, Inc.	35,900	1,029,612
Markel Corp.*	5,600	2,750,160
MBIA, Inc.^	73,800	1,374,894
Mercury General Corp.^	15,000	747,150
Nationwide Financial Services, Inc.	29,900	1,345,799
Old Republic International Corp.	130,600	2,012,546
OneBeacon Insurance Group Ltd.^	16,000	344,000
PartnerReinsurance Ltd.^	24,900	2,054,997
Philadelphia Consolidated Holding Corp.*^	7,600	299,060
Principal Financial Group, Inc.^	142,700	9,823,468
Protective Life Corp.	39,600	1,624,392
Reinsurance Group of America, Inc.	186,100	9,766,528
RenaissanceReinsurance Holdings Ltd.	40,800	2,457,792
Safeco Corp.	53,400	2,973,312
StanCorp Financial Group, Inc.	28,000	1,410,640
Torchmark Corp.	53,900	3,262,567
Transatlantic Holdings, Inc.^	9,800	712,166
Unitrin, Inc.	25,800	1,238,142
Unum Group	362,200	8,616,738
W.R. Berkley Corp.	66,400	1,979,384
Wesco Financial Corp.^	840	341,880
White Mountains Insurance Group Ltd.	5,100	2,621,655
XL Capital Ltd., Class A	92,700	4,663,737

		125,382,901

Real Estate Investment Trusts (REITs) (5.6%)
AMB Property Corp. (REIT)^	56,200	3,234,872
Annaly Capital Management, Inc. (REIT)^	226,800	4,123,224
Apartment Investment & Management Co. (REIT)^	51,900	1,802,487
AvalonBay Communities, Inc. (REIT)^	45,000	4,236,300
Boston Properties, Inc. (REIT)^	57,800	5,306,618
Brandywine Realty Trust (REIT)^	49,100	880,363
BRE Properties, Inc. (REIT)^	28,600	1,159,158
Camden Property Trust (REIT)^	32,100	1,545,615
CapitalSource, Inc. (REIT)^	32,500	571,675
CBL & Associates Properties, Inc. (REIT)^	37,000	884,670
Colonial Properties Trust (REIT)^	26,200	592,906
Developers Diversified Realty Corp. (REIT)^	70,500	2,699,445
Douglas Emmett, Inc. (REIT)^	58,400	1,320,424
Duke Realty Corp. (REIT)^	22,100	576,368
Equity Residential (REIT)^	153,000	5,579,910
Essex Property Trust, Inc. (REIT)^	7,500	731,175
Federal Realty Investment Trust (REIT)^	15,300	1,256,895
General Growth Properties, Inc. (REIT)^	54,700	2,252,546
HCP, Inc. (REIT)^	116,300	4,044,914
Health Care REIT, Inc. (REIT)^	39,800	1,778,662
Hospitality Properties Trust (REIT)	53,000	1,707,660
Host Hotels & Resorts, Inc. (REIT)^	294,700	5,021,688
HRPT Properties Trust (REIT)^	127,200	983,256
iStar Financial, Inc. (REIT)^	72,300	1,883,415
Kimco Realty Corp. (REIT)^	121,200	4,411,680
Liberty Property Trust (REIT)^	223,500	6,439,035
Mack-Cali Realty Corp. (REIT)^	38,300	1,302,200
Plum Creek Timber Co., Inc. (REIT)^	92,000	4,235,680
ProLogis (REIT)	18,100	1,147,178
Public Storage, Inc. (REIT)	65,000	4,771,650
Rayonier, Inc. (REIT)^	41,000	1,936,840
Regency Centers Corp. (REIT)^	39,200	2,528,008
SL Green Realty Corp. (REIT)^	33,500	3,130,910
Taubman Centers, Inc. (REIT)^	13,600	668,984
Thornburg Mortgage, Inc. (REIT)^	398,900	3,685,836
Vornado Realty Trust (REIT)	75,400	6,631,430

		95,063,677

Real Estate Management & Development (0.0%)
Forestar Real Estate Group, Inc.*	19,900	469,441

Thrifts & Mortgage Finance (1.2%)
Astoria Financial Corp.	49,000	1,140,230
Capitol Federal Financial^	3,800	117,800
Hudson City Bancorp, Inc.^	184,900	2,777,198
IndyMac Bancorp, Inc.^	45,400	270,130
MGIC Investment Corp.^	46,900	1,051,967
New York Community Bancorp, Inc.^	181,500	3,190,770

EQ ADVISORS TRUST

MARKETPLUS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
People’s United Financial, Inc.^	37,600	$669,280
PMI Group, Inc.^	45,800	608,224
Radian Group, Inc.^	45,300	529,104
Sovereign Bancorp, Inc.^	685,500	7,814,700
TFS Financial Corp.*^	48,800	582,672
Washington Federal, Inc.^	49,300	1,040,723

		19,792,798

Total Financials		348,769,207

Health Care (3.9%)
Biotechnology (0.7%)
Alkermes, Inc.*^	412,800	6,435,552
Millennium Pharmaceuticals, Inc.*	81,200	1,216,376
Theravance, Inc.*^	258,200	5,034,900

		12,686,828

Health Care Equipment & Supplies (0.9%)
Beckman Coulter, Inc.	6,600	480,480
Cooper Cos., Inc.^	138,200	5,251,600
Hillenbrand Industries, Inc.^	28,900	1,610,597
Kinetic Concepts, Inc.*^	5,500	294,580
West Pharmaceutical Services, Inc.^	170,400	6,916,536

		14,553,793

Health Care Providers & Services (0.6%)
AmerisourceBergen Corp.	51,100	2,292,857
Brookdale Senior Living, Inc.^	16,100	457,401
Community Health Systems, Inc.*	49,400	1,820,884
Coventry Health Care, Inc.*	5,700	337,725
Health Management Associates, Inc., Class A^	136,700	817,466
LifePoint Hospitals, Inc.*^	32,600	969,524
Omnicare, Inc.^	60,300	1,375,443
Quest Diagnostics, Inc.^	6,400	338,560
Tenet Healthcare Corp.*^	60,300	306,324
Universal Health Services, Inc., Class B^	18,600	952,320

		9,668,504

Health Care Technology (0.0%)
IMS Health, Inc.	11,900	274,176

Life Sciences Tools & Services (0.4%)
Applera Corp.- Applied Biosystems Group	78,000	2,645,760
Charles River Laboratories International, Inc.*^	25,000	1,645,000
Invitrogen Corp.*^	16,500	1,541,265
PerkinElmer, Inc.	50,600	1,316,612

		7,148,637

Pharmaceuticals (1.3%)
Barr Pharmaceuticals, Inc.*	246,400	13,083,840
Endo Pharmaceuticals Holdings, Inc.*	236,600	6,310,122
King Pharmaceuticals, Inc.*	137,500	1,408,000
Watson Pharmaceuticals, Inc.*^	24,300	659,502

		21,461,464

Total Health Care		65,793,402

Industrials (11.9%)
Aerospace & Defense (1.1%)
Alliant Techsystems, Inc.*^	76,100	8,657,136
DRS Technologies, Inc.^	21,700	1,177,659
Goodrich Corp.	51,000	3,601,110
L-3 Communications Holdings, Inc.	46,900	4,968,586
Spirit Aerosystems Holdings, Inc., Class A*	7,200	248,400

		18,652,891

Airlines (0.9%)
Northwest Airlines Corp.*^	499,900	7,253,549
Southwest Airlines Co.	327,300	3,993,060
U.S. Airways Group, Inc.*^	45,900	675,189
UAL Corp.*^	79,500	2,834,970

		14,756,768

Building Products (0.5%)
Armstrong World Industries, Inc.*	11,000	441,210
Lennox International, Inc.^	26,400	1,093,488
Masco Corp.^	200,800	4,339,288
Owens Corning, Inc.*^	62,200	1,257,684
USG Corp.*^	45,200	1,617,708

		8,749,378

Commercial Services & Supplies (1.7%)
Allied Waste Industries, Inc.*^	136,800	1,507,536
Avery Dennison Corp.	8,800	467,632
Cintas Corp.	18,300	615,246
Copart, Inc.*	182,100	7,748,355
Pitney Bowes, Inc.	22,600	859,704
R.R. Donnelley & Sons Co.	321,900	12,148,506
Republic Services, Inc.	9,900	310,365
Steelcase, Inc., Class A	9,700	153,939
United Stationers, Inc.*^	113,100	5,226,351

		29,037,634

Construction & Engineering (0.7%)
KBR, Inc.*	95,300	3,697,640
Shaw Group, Inc.*	3,900	235,716
URS Corp.*	159,000	8,638,470

		12,571,826

Electrical Equipment (0.3%)
Cooper Industries Ltd., Class A	70,100	3,706,888
Hubbell, Inc., Class B	22,400	1,155,840

		4,862,728

Industrial Conglomerates (0.5%)
Carlisle Cos., Inc.^	191,600	7,094,948
Teleflex, Inc.	22,100	1,392,521

		8,487,469

Machinery (4.0%)
AGCO Corp.*	66,900	4,547,862
Crane Co.	28,700	1,231,230
Dover Corp.^	78,200	3,604,238
Eaton Corp.	72,900	7,067,655
Flowserve Corp.	3,300	317,460
Gardner Denver, Inc.*	29,800	983,400
Ingersoll-Rand Co., Ltd., Class A	144,200	6,700,974
ITT Corp.	89,800	5,930,392
Kennametal, Inc.	189,500	7,174,470
Lincoln Electric Holdings, Inc.^	7,700	548,086
Pall Corp.	6,000	241,920
Parker Hannifin Corp.	98,050	7,384,145
Pentair, Inc.	230,800	8,034,148
SPX Corp.	29,600	3,044,360
Timken Co.	53,600	1,760,760
Toro Co.^	166,500	9,064,260
Trinity Industries, Inc.^	5,700	158,232

		67,793,592

Marine (0.4%)
Alexander & Baldwin, Inc.^	24,200	1,250,172
American Commercial Lines, Inc.*^	357,800	5,810,672

		7,060,844

Road & Rail (1.3%)
Avis Budget Group, Inc.*	329,900	4,288,700
Con-way, Inc.^	5,700	236,778
CSX Corp.^	204,600	8,998,308

EQ ADVISORS TRUST

MARKETPLUS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Hertz Global Holdings, Inc.*^	63,000	$1,001,070
Kansas City Southern, Inc.*^	17,300	593,909
Ryder System, Inc.^	32,800	1,541,928
Werner Enterprises, Inc.^	317,600	5,408,728
YRC Worldwide, Inc.*^	32,500	555,425

		22,624,846

Trading Companies & Distributors (0.5%)
GATX Corp.	16,500	605,220
Genesis Lease Ltd. (ADR)^	304,800	5,718,048
United Rentals, Inc.*	48,400	888,624
W.W. Grainger, Inc.	6,200	542,624

		7,754,516

Total Industrials		202,352,492

Information Technology (8.5%)
Communications Equipment (0.7%)
ADC Telecommunications, Inc.*^	66,200	1,029,410
JDS Uniphase Corp.*^	519,900	6,914,670
Juniper Networks, Inc.*	82,100	2,725,720
Tellabs, Inc.*^	247,000	1,615,380

		12,285,180

Computers & Peripherals (1.0%)
Lexmark International, Inc., Class A*	24,300	847,098
NCR Corp.*	164,800	4,136,480
QLogic Corp.*	8,200	116,440
SanDisk Corp.*	52,300	1,734,791
Seagate Technology	190,600	4,860,300
Teradata Corp.*	88,900	2,436,749
Western Digital Corp.*	87,900	2,655,459

		16,787,317

Electronic Equipment & Instruments (2.1%)
Arrow Electronics, Inc.*	379,300	14,898,904
Avnet, Inc.*	34,800	1,216,956
AVX Corp.^	23,000	308,660
Flextronics International Ltd.*	835,200	10,072,512
Ingram Micro, Inc., Class A*	81,900	1,477,476
Jabil Circuit, Inc.	38,400	586,368
Kingboard Laminates Holdings Ltd.	6,482,500	4,372,990
Molex, Inc.	33,400	911,820
Sanmina-SCI Corp.*	232,700	423,514
Tech Data Corp.*	31,000	1,169,320
Vishay Intertechnology, Inc.*	86,700	989,247

		36,427,767

IT Services (1.5%)
Affiliated Computer Services, Inc., Class A*	30,400	1,371,040
BearingPoint, Inc.*^	702,400	1,987,792
CACI International, Inc., Class A*^	206,100	9,227,097
Computer Sciences Corp.*	97,800	4,838,166
Convergys Corp.*	77,300	1,272,358
Electronic Data Systems Corp.	120,600	2,500,038
Fidelity National Information Services, Inc.	17,100	711,189
Genpact Ltd.*^	3,100	47,213
Hewitt Associates, Inc., Class A*	20,100	769,629
Metavante Technologies, Inc.*	48,800	1,138,016
Unisys Corp.*	196,200	928,026

		24,790,564

Office Electronics (0.5%)
Xerox Corp.	529,100	8,566,129

Semiconductors & Semiconductor Equipment (1.9%)
Advanced Micro Devices, Inc.*^	201,900	1,514,250
Atmel Corp.*	253,300	1,094,256
Cree, Inc.*^	35,700	980,679
Fairchild Semiconductor International, Inc.*	512,900	7,401,147
Integrated Device Technology, Inc.*	74,100	838,071
International Rectifier Corp.*	31,700	1,076,849
Intersil Corp., Class A	34,600	847,008
LSI Corp.*^	164,800	875,088
Micron Technology, Inc.*	287,600	2,085,100
Novellus Systems, Inc.*	22,900	631,353
Rambus, Inc.*^	12,400	259,656
Teradyne, Inc.*	366,000	3,784,440
Varian Semiconductor Equipment Associates, Inc.*^	302,550	11,194,350

		32,582,247

Software (0.8%)
CA, Inc.	87,200	2,175,640
Cadence Design Systems, Inc.*^	113,800	1,935,738
Compuware Corp.*	32,100	285,048
Fair Isaac Corp.^	25,600	823,040
McAfee, Inc.*	186,100	6,978,750
Novell, Inc.*	171,200	1,176,144

		13,374,360

Total Information Technology		144,813,564

Materials (7.9%)
Chemicals (4.7%)
Agrium, Inc.	108,300	7,820,343
Air Products & Chemicals, Inc.	64,700	6,381,361
Airgas, Inc.	2,800	145,908
Ashland, Inc.	31,700	1,503,531
Cabot Corp.	10,700	356,738
Celanese Corp., Class A	194,200	8,218,544
Chemtura Corp.^	720,500	5,619,900
Cytec Industries, Inc.	118,200	7,278,756
Eastman Chemical Co.	47,500	2,901,775
FMC Corp.	230,000	12,546,500
Huntsman Corp.	51,000	1,310,700
International Flavors & Fragrances, Inc.	11,700	563,121
Lubrizol Corp.	28,800	1,559,808
Mosaic Co.*	49,900	4,707,566
PPG Industries, Inc.	92,700	6,510,321
Rhodia S.A.*	156,736	6,049,715
Rohm & Haas Co.^	35,700	1,894,599
RPM International, Inc.	9,600	194,880
Scotts Miracle-Gro Co., Class A^	20,000	748,400
Sigma-Aldrich Corp.	51,700	2,822,820
Valspar Corp.	51,000	1,149,540
Westlake Chemical Corp.^	10,800	205,092

		80,489,918

Containers & Packaging (1.6%)
Bemis Co., Inc.^	59,000	1,615,420
Greif, Inc., Class A^	96,800	6,327,816
Owens-Illinois, Inc.*	196,400	9,721,800
Pactiv Corp.*	121,400	3,232,882
Sealed Air Corp.	78,600	1,818,804
Smurfit-Stone Container Corp.*	143,900	1,519,584
Sonoco Products Co.	56,400	1,843,152
Temple-Inland, Inc.^	59,700	1,244,745

		27,324,203

Metals & Mining (1.3%)
Carpenter Technology Corp.	12,300	924,591
Cleveland-Cliffs, Inc.^	70,300	7,086,240
Commercial Metals Co.	67,300	1,981,985
Reliance Steel & Aluminum Co.^	33,500	1,815,700

EQ ADVISORS TRUST

MARKETPLUS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Number of Shares	Value (Note 1)
Steel Dynamics, Inc.^	32,800	$1,953,896
United States Steel Corp.	66,800	8,076,788

		21,839,200

Paper & Forest Products (0.3%)
Domtar Corp.*	131,900	1,014,311
Louisiana-Pacific Corp.^	58,900	805,752
MeadWestvaco Corp.	104,100	3,258,330

		5,078,393

Total Materials		134,731,714

Telecommunication Services (1.5%)
Diversified Telecommunication Services (1.3%)
CenturyTel, Inc.	61,800	2,562,228
Citizens Communications Co.	159,200	2,026,616
Embarq Corp.	185,300	9,177,909
Qwest Communications International, Inc.*^	908,100	6,365,781
Windstream Corp.	120,600	1,570,212

		21,702,746

Wireless Telecommunication Services (0.2%)
Clearwire Corp., Class A*^	13,100	179,601
Crown Castle International Corp.*^	23,800	990,080
Telephone & Data Systems, Inc.	32,000	2,003,200
U.S. Cellular Corp.*^	6,400	538,240

		3,711,121

Total Telecommunication Services		25,413,867

Utilities (10.7%)
Electric Utilities (3.9%)
American Electric Power Co., Inc.	225,100	10,480,656
DPL, Inc.^	29,600	877,640
Edison International^	183,900	9,814,743
Great Plains Energy, Inc.^	48,500	1,422,020
Hawaiian Electric Industries, Inc.^	46,300	1,054,251
Northeast Utilities	379,400	11,879,014
Pepco Holdings, Inc.^	109,000	3,196,970
Pinnacle West Capital Corp.^	56,600	2,400,406
PPL Corp.	55,300	2,880,577
Progress Energy, Inc.	145,600	7,051,408
Reliant Energy, Inc.*	192,800	5,059,072
Sierra Pacific Resources	569,000	9,661,620

		65,778,377

Gas Utilities (1.5%)
AGL Resources, Inc.	43,900	1,652,396
Atmos Energy Corp.	50,100	1,404,804
Energen Corp.	40,500	2,601,315
Equitable Resources, Inc.	16,500	879,120
National Fuel Gas Co.^	47,100	2,198,628
ONEOK, Inc.	58,600	2,623,522
Questar Corp.	64,000	3,462,400
Southern Union Co.	60,700	1,782,152
UGI Corp.	347,200	9,461,200

		26,065,537

Independent Power Producers & Energy Traders (0.4%)
Constellation Energy Group, Inc.	22,800	2,337,684
Dynegy, Inc., Class A*	159,900	1,141,686
Mirant Corp.*^	45,500	1,773,590
NRG Energy, Inc.*^	26,700	1,157,178

		6,410,138

Multi-Utilities (4.8%)
Alliant Energy Corp.^	64,200	2,612,298
Ameren Corp.^	116,900	6,337,149
CMS Energy Corp.^	126,700	2,202,046
Consolidated Edison, Inc.^	152,700	7,459,395
DTE Energy Co.^	92,400	4,061,904
Energy East Corp.	89,200	2,427,132
Integrys Energy Group, Inc.	42,700	2,207,163
MDU Resources Group, Inc.	102,600	2,832,786
NiSource, Inc.	154,700	2,922,283
NSTAR^	60,300	2,184,066
OGE Energy Corp.	51,800	1,879,822
PG&E Corp.^	198,400	8,549,056
Puget Energy, Inc.	66,000	1,810,380
SCANA Corp.	65,900	2,777,685
Sempra Energy	148,900	9,213,932
TECO Energy, Inc.^	118,300	2,035,943
Vectren Corp.	43,200	1,253,232
Wisconsin Energy Corp.	269,800	13,141,958
Xcel Energy, Inc.^	230,800	5,209,156

		81,117,386

Water Utilities (0.1%)
Aqua America, Inc.^	69,800	1,479,760

Total Utilities		180,851,198

Total Common Stocks (88.8%)
(Cost $1,667,344,526)		1,509,116,013

CONVERTIBLE PREFERRED STOCK:
Financials (0.1%)
Real Estate Investment Trusts (REITs) (0.1%)
Thornburg Mortgage, Inc. (REIT), 10.000%
(Cost $940,068)	36,100	866,400

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (10.1%)
iShares Morningstar Mid Core Index Fund^	105,666	8,731,182
iShares Morningstar Mid Growth Index Fund^	42,190	4,222,797
iShares Morningstar Mid Value Index Fund^	262,477	20,651,690
iShares Russell Midcap Growth Index Fund^	38,297	4,363,560
iShares Russell Midcap Index Fund^	103,199	10,685,225
iShares Russell Midcap Value Index Fund^	611,085	86,199,650
iShares S&P MidCap 400 Growth Index Fund^	27,454	2,455,760
iShares S&P MidCap 400 Index Fund^	88,055	7,479,392
iShares S&P MidCap 400/BARRA Value Index Fund^	330,052	26,252,336

Total Investment Companies (10.1%)
(Cost $190,869,503)		171,041,592

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities (0.0%)
U.S. Treasury Bills
3.13%, 3/27/08 #(p)	$550,000	545,871

Short-Term Investments of Cash Collateral for Securities Loaned (25.9%)
American Express Bank FSB 5.01%, 7/18/08 (l)	10,000,000	10,000,000
BCP Finance Bank Ltd. 5.28%, 9/2/08 (l)	10,000,000	10,000,000
Beta Finance, Inc. 4.37%, 3/10/08 (l)	14,999,284	14,999,284

EQ ADVISORS TRUST

MARKETPLUS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2007

	Principal Amount	Value (Note 1)
Calyon/New York
4.41%, 7/2/10 (l)	$9,994,860	$9,994,860
CAM U.S. Finance S.A.
4.96%, 2/2/09 (l)	10,000,000	10,000,000
CC USA, Inc.
4.38%, 2/12/09 (l)	14,993,301	14,993,301
Citigroup Funding, Inc.
4.36%, 3/16/09 (l)	4,000,000	4,000,000
Citigroup Global Markets, Inc.
4.65%, 1/7/08 (l)	5,000,000	5,000,000
Comerica Bank
4.37%, 8/7/08 (l)	17,995,437	17,995,437
Credit Suisse (USA) LLC, Repurchase Agreement
4.69%, 1/2/08 (r)	50,000,000	50,000,000
Goldman Sachs Group, Inc.
4.41%, 3/27/09 (l)	5,000,000	5,000,000
HBOS Treasury Services plc
4.37%, 7/17/08 (l)	6,000,000	6,000,000
K2 (USA) LLC
4.38%, 2/15/08 (l)	9,999,370	9,999,370
Links Finance LLC
4.37%, 6/22/09 (l)	14,994,372	14,994,372
MassMutual Global Funding II
4.40%, 3/26/10 (l)	10,000,000	10,000,000
Monumental Global Funding II
4.36%, 4/25/08 (l)	10,000,000	10,000,000
Morgan Stanley
5.18%, 3/14/08 (l)	5,000,000	5,000,000
5.40%, 2/9/09 (l)	14,212,856	14,212,856
Repurchase Agreement
4.70%, 1/2/08 (r)	148,951,377	148,951,377
National Bank of Canada/New York
5.16%, 4/16/08 (l)	6,000,000	6,000,000
New York Life Insurance Co.
5.29%, 3/31/08 (l)	10,000,000	10,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
4.65%, 1/2/08 (r)	20,000,000	20,000,000
Pricoa Global Funding I
4.36%, 5/23/08 (l)	8,000,000	8,000,000
4.37%, 9/22/08 (l)	5,000,000	5,000,000
Swedbank AB/New York
5.15%, 4/16/08 (l)	5,000,000	5,000,000
Unicredito Italiano Bank (Ireland) plc
5.26%, 8/8/08 (l)	10,000,000	10,000,000
Wells Fargo & Co.
4.62%, 2/2/09 (l)	5,000,000	5,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		440,140,857

Time Deposit (1.0%)
JPMorgan Chase Nassau
3.51%, 1/2/08	17,211,344	17,211,343

Total Short-Term Investments (26.9%) (Cost/Amortized Cost $ 457,898,130)		457,898,071

Total Investments (125.9%) (Cost/Amortized Cost $ 2,317,052,227)		2,138,922,076
Other Assets Less Liabilities (-25.9%)		(440,433,542)

Net Assets (100%)		$1,698,488,534

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2007.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

At December 31, 2007 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/07	Unrealized Appreciation
S&P MidCap 400 E-Mini	154	March-08	$13,241,857	$13,317,920	$76,063

Investment security transactions for the year ended December 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$3,033,503,493
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$3,154,688,170

As of December 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$92,398,444
Aggregate gross unrealized depreciation	(275,354,618)

Net unrealized depreciation	$(182,956,174)

Federal income tax cost of investments	$2,321,878,250

EQ ADVISORS TRUST

MARKETPLUS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2007

At December 31, 2007, the Portfolio had loaned securities with a total value of $423,455,750. This was secured by collateral of $440,140,857 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $1,278,955 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $12,302, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2007, the Portfolio incurred approximately $6,684 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at cost:
Affiliated Issuers (Cost $419,837,300)	$405,607,888
Unaffiliated Issuers (Cost $24,814,489)	26,935,005
Receivable for securities sold	406,423
Dividends, interest and other receivables	141,120
Receivable from Separate Accounts for Trust shares sold	15,781
Other assets	616

Total assets	433,106,833

LIABILITIES
Overdraft payable	351,189
Payable to Separate Accounts for Trust shares redeemed	1,510,271
Distribution fees payable—Class IB	92,573
Administrative fees payable	14,762
Trustees’ fees payable	3,556
Accrued expenses	39,118

Total liabilities	2,011,469

NET ASSETS	$431,095,364

Net assets were comprised of:
Paid in capital	$443,467,050
Accumulated overdistributed net investment income	(2,789)
Accumulated net realized loss	(260,001)
Unrealized depreciation on investments	(12,108,896)

Net assets	$431,095,364

Class IB
Net asset value, offering and redemption price per share, $ 431,095,364 / 20,272,576 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.26

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends
($8,111,569 of dividend income received from affiliates)	$8,353,032
Interest	61,907

Total income	8,414,939

EXPENSES
Distribution fees—Class IB	1,185,497
Administrative fees	746,302
Investment management fees	474,195
Printing and mailing expenses	86,320
Custodian fees	56,000
Professional fees	48,495
Trustees’ fees	8,814
Miscellaneous	14,568

Gross expenses	2,620,191
Less: Waiver from investment advisor	(960,420)
Fees paid indirectly	(11,157)

Net expenses	1,648,614

NET INVESTMENT INCOME	6,766,325

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities ($12,978,373 of realized gain received from affiliates)	12,936,994
Net distributions of realized gain received from Underlying Portfolios (All gains received from affiliates)	26,386,128

Net realized gain	39,323,122
Net change in unrealized depreciation on securities	(24,008,138)

NET REALIZED AND UNREALIZED GAIN	15,314,984

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,081,309

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,766,325	$11,317,309
Net realized gain on investments	39,323,122	15,983,143
Net change in unrealized appreciation (depreciation) on investments	(24,008,138)	23,528,801

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	22,081,309	50,829,253

DIVIDENDS:
Class IB
Dividends from net investment income	(15,808,483)	(13,992,468)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [406,686 and 113,671 shares, respectively]	8,841,644	2,492,888
Capital shares issued in reinvestment of dividends [753,051 and 662,317 shares, respectively]	15,808,483	13,992,468
Capital shares repurchased [(4,962,441) and (5,416,706) shares, respectively]	(108,230,719)	(110,856,775)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(83,580,592)	(94,371,419)

TOTAL DECREASE IN NET ASSETS	(77,307,766)	(57,534,634)
NET ASSETS:
Beginning of year	508,403,130	565,937,764

End of year (a)	$431,095,364	$508,403,130

(a) Includes accumulated overdistributed net investment income of	$(2,789)	$(2,094)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at cost:
Affiliated Issuers (Cost $848,660,315)	$819,581,728
Unaffiliated Issuers (Amortized Cost $945,663)	945,663
Receivable from Separate Accounts for Trust shares sold	6,634,178
Receivable from investment manager	43,481
Dividends, interest and other receivables	16,163

Total assets	827,221,213

LIABILITIES
Payable for securities purchased	1,208,046
Distribution fees payable - Class IB	165,260
Payable to Separate Accounts for Trust shares redeemed	16,733
Trustees’ fees payable	1,271
Accrued expenses	102,058

Total liabilities	1,493,368

NET ASSETS	$825,727,845

Net assets were comprised of:
Paid in capital	$854,804,650
Accumulated overdistributed net investment income	(291)
Accumulated undistributed net realized gain	2,073
Unrealized depreciation on investments	(29,078,587)

Net assets	$825,727,845

Class IA
Net asset value, offering and redemption price per share, $97,420 / 10,162 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.59

Class IB
Net asset value, offering and redemption price per share, $825,630,425 / 86,130,452 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.59

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2007*

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$10,348,913
Interest	138,500

Total income	10,487,413

EXPENSES
Distribution fees - Class IB	609,828
Administrative fees	389,492
Investment management fees	122,003
Professional fees	58,444
Printing and mailing expenses	53,617
Custodian fees	40,001
Trustees’ fees	3,487
Miscellaneous	6,000

Gross expenses	1,282,872
Less: Waiver from investment advisor	(511,495)
Reimbursement from investment advisor	(161,549)

Net expenses	609,828

NET INVESTMENT INCOME	9,877,585

REALIZED AND UNREALIZED GAIN (LOSS)
Net distribution of realized gain received from Underlying Portfolios (All gains received from affiliates)	1,274,961
Net change in unrealized depreciation on securities	(29,078,587)

NET REALIZED AND UNREALIZED LOSS	(27,803,626)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,926,041)

STATEMENT OF CHANGES IN NET ASSETS

April 30, 2007* to December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,877,585
Net realized gain on investments	1,274,961
Net change in unrealized depreciation on investments	(29,078,587)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(17,926,041)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,537)
Class IB	(11,191,942)

(11,193,479)

Distributions from net realized capital gains
Class IA	(5)
Class IB	(40,787)

(40,792)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(11,234,271)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 162 shares ]	1,542

Class IB
Capital shares sold [ 87,455,541 shares ]	868,199,266
Capital shares issued in reinvestment of dividends and distributions [ 1,181,846 shares ]	11,232,729
Capital shares repurchased [ (2,516,935) shares ]	(24,745,380)

Total Class IB transactions	854,686,615

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	854,688,157

TOTAL INCREASE IN NET ASSETS	825,527,845
NET ASSETS:
Beginning of period	200,000

End of period (a)	$825,727,845

(a) Includes accumulated overdistributed net investment income of	$(291)

* The portfolio commenced operations on April 30, 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $12,559,299)	$13,241,382
Cash	10,294
Dividends, interest and other receivables	309,988
Receivable from Separate Accounts for Trust shares sold	46,950
Receivable from investment manager	2,174

Total assets	13,610,788

LIABILITIES
Payable for securities purchased	134,429
Distribution fees payable—Class IB	397
Trustees’ fees payable	40
Accrued expenses	49,229

Total liabilities	184,095

NET ASSETS	$13,426,693

Net assets were comprised of:
Paid in capital	$12,647,077
Accumulated undistributed net investment income	93,592
Accumulated undistributed net realized gain	3,941
Unrealized appreciation on investments	682,083

Net assets	$13,426,693

Class IA
Net asset value, offering and redemption price per share, $11,577,848 / 973,133 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.90

Class IB
Net asset value, offering and redemption price per share, $1,848,845 / 155,340 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.90

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends	$309,276
Interest	5,308

Total income	314,584

EXPENSES
Professional fees	42,330
Administrative fees	38,985
Investment management fees	35,658
Printing and mailing expenses	6,511
Custodian fees	6,001
Distribution fees—Class IB	4,504
Trustees’ fees	147
Miscellaneous	5,556

Gross expenses	139,692
Less: Waiver from investment advisor	(74,643)
Reimbursement from investment manager	(24,880)
Fees paid indirectly	(6,203)

Net expenses	33,966

NET INVESTMENT INCOME	280,618

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	81,576
Net change in unrealized appreciation on securities	313,701

NET REALIZED AND UNREALIZED GAIN	395,277

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$675,895

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	August 25, 2006* to December 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$280,618	$91,279
Net realized gain on investments	81,576	—
Net change in unrealized appreciation on investments	313,701	368,382

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	675,895	459,661

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(190,175)	(46,139)
Class IB	(27,944)	(22,215)

	(218,119)	(68,354)

Distributions from net realized capital gains
Class IA	(61,122)	—
Class IB	(10,167)	—

	(71,289)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(289,408)	(68,354)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 706,564 and 153,719 shares, respectively ]	8,453,317	1,594,340
Capital shares issued in reinvestment of dividends and distributions [ 21,737 and 4,251 shares, respectively ]	251,297	46,139
Capital shares repurchased [ (59,021) and (4,117) shares, respectively ]	(712,522)	(43,998)

Total Class IA transactions	7,992,092	1,596,481

Class IB
Capital shares issued in reinvestment of dividends and distributions [ 3,293 and 2,047 shares, respectively ]	38,111	22,215

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	8,030,203	1,618,696

TOTAL INCREASE IN NET ASSETS	8,416,690	2,010,003
NET ASSETS:
Beginning of year	5,010,003	3,000,000

End of year (a)	$13,426,693	$5,010,003

(a) Includes accumulated undistributed net investment income of	$93,592	$23,864

* The Portfolio commenced operations on August 25, 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value:
(Securities on loan at market value $1,220,453,095)
Unaffiliated issuers (Cost $8,750,500,358)	$9,655,707,717
Affiliated issuers (Cost $155,199,453)	133,323,056
Cash Held as Collateral at Broker	5,564,644
Receivable for securities sold	18,981,685
Dividends, interest and other receivables	8,872,769
Receivable from Separate Accounts for Trust shares sold	959,469
Other assets	3,568

Total assets	9,823,412,908

LIABILITIES
Collateral held for loaned securities	1,243,347,955
Payable for securities purchased	49,129,641
Payable to Separate Accounts for Trust shares redeemed	9,987,094
Investment management fees payable	3,494,052
Administrative fees payable	742,398
Distribution fees payable—Class IB	449,957
Trustees’ fees payable	313,062
Variation margin payable on futures contracts	120,350
Accrued expenses	2,894

Total liabilities	1,307,587,403

NET ASSETS	$8,515,825,505

Net assets were comprised of:
Paid in capital	$8,376,316,574
Accumulated undistributed net investment income	310,658
Accumulated net realized loss	(743,962,589)
Unrealized appreciation on investments and futures	883,160,862

Net assets	$8,515,825,505

Class IA
Net asset value, offering and redemption price per share, $6,425,333,561 / 317,024,677 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.27

Class IB
Net asset value, offering and redemption price per share, $2,090,491,944 / 103,713,929 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.16

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends	$157,136,470
Interest	2,783,827
Securities lending (net)	4,342,963

Total income	164,263,260

EXPENSES
Investment management fees	43,299,875
Administrative fees	9,225,016
Distribution fees—Class IB	5,634,433
Printing and mailing expenses	1,439,558
Professional fees	207,825
Trustees’ fees	187,375
Custodian fees	10,000
Miscellaneous	247,854

Gross expenses	60,251,936
Less: Fees paid indirectly	(371,713)

Net expenses	59,880,223

NET INVESTMENT INCOME	104,383,037

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities (net of $50,880,146 of net realized loss from affiliates)	674,328,801
Futures	(212,032)

Net realized gain	674,116,769

Change in unrealized depreciation on:
Securities	(432,501,302)
Futures	(280,022)

Net change in unrealized depreciation	(432,781,324)

NET REALIZED AND UNREALIZED GAIN	241,335,445

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$345,718,482

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$104,383,037	$129,661,725
Net realized gain on investments and futures	674,116,769	553,217,002
Net change in unrealized appreciation (depreciation) on investments and futures	(432,781,324)	290,620,136

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	345,718,482	973,498,863

DIVIDENDS:
Dividends from net investment income
Class IA	(83,043,509)	(101,012,549)
Class IB	(21,688,319)	(27,558,726)

TOTAL DIVIDENDS	(104,731,828)	(128,571,275)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,703,693 and 3,549,239 shares, respectively ]	55,238,691	66,627,970
Capital shares issued in reinvestment of dividends [ 4,172,376 and 5,059,896 shares, respectively ]	83,043,509	101,012,549
Capital shares repurchased [ (49,220,641) and (52,547,189) shares, respectively ]	(1,008,118,370)	(985,068,344)

Total Class IA transactions	(869,836,170)	(817,427,825)

Class IB
Capital shares sold [ 6,810,943 and 11,725,696 shares, respectively ]	139,060,368	217,833,572
Capital shares issued in reinvestment of dividends [ 1,095,569 and 1,388,100 shares, respectively ]	21,688,319	27,558,726
Capital shares repurchased [ (24,318,367) and (23,717,344) shares, respectively ]	(495,754,829)	(442,166,764)

Total Class IB transactions	(335,006,142)	(196,774,466)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,204,842,312)	(1,014,202,291)

TOTAL DECREASE IN NET ASSETS	(963,855,658)	(169,274,703)
NET ASSETS:
Beginning of year	9,479,681,163	9,648,955,866

End of year (a)	$8,515,825,505	$9,479,681,163

(a) Includes accumulated undistributed net investment income of	$310,658	$659,449

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $681,509,912) (Securities on loan at market value $334,782,216)	$693,258,656
Repurchase agreement (Amortized cost $92,439,798)	92,439,798
Cash	63,205,392
Dividends, interest and other receivables	7,268,558
Receivable for securities sold	721,105
Receivable from Separate Accounts for Trust shares sold	241,138
Other assets	472

Total assets	857,135,119

LIABILITIES
Collateral held for loaned securities	155,436,677
Payable to Separate Accounts for Trust shares redeemed	2,537,873
Investment management fees payable	297,122
Distribution fees payable—Class IB	99,931
Administrative fees payable	62,447
Trustees’ fees payable	16,927
Accrued expenses	81,062

Total liabilities	158,532,039

NET ASSETS	$698,603,080

Net assets were comprised of:
Paid in capital	$716,979,888
Accumulated overdistributed net investment income	(15,883)
Accumulated net realized loss	(30,109,669)
Unrealized appreciation on investments	11,748,744

Net assets	$698,603,080

Class IA
Net asset value, offering and redemption price per share, $227,848,094 / 23,029,858 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.89

Class IB
Net asset value, offering and redemption price per share, $470,754,986 / 47,864,936 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.84

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

INVESTMENT INCOME
Interest	$34,693,577
Securities lending (net)	797,647

Total income	35,491,224

EXPENSES
Investment management fees	3,480,069
Distribution fees—Class IB	1,185,603
Administrative fees	731,572
Printing and mailing expenses	101,399
Professional fees	63,943
Trustees’ fees	13,397
Custodian fees	10,000
Miscellaneous	18,115

Total expenses	5,604,098

NET INVESTMENT INCOME	29,887,126

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	1,096,756
Net change in unrealized appreciation on securities	15,721,414

NET REALIZED AND UNREALIZED GAIN	16,818,170

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,705,296

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$29,887,126	$28,326,741
Net realized gain (loss) on investments	1,096,756	(12,663,318)
Net change in unrealized appreciation on investments	15,721,414	6,998,657

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	46,705,296	22,662,080

DIVIDENDS:
Dividends from net investment income
Class IA	(10,373,012)	(9,477,031)
Class IB	(20,090,157)	(19,471,820)

TOTAL DIVIDENDS	(30,463,169)	(28,948,851)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,912,990 and 3,210,885 shares, respectively ]	38,795,574	31,561,375
Capital shares issued in reinvestment of dividends [ 1,056,275 and 976,815 shares, respectively ]	10,373,012	9,477,031
Capital shares repurchased [ (4,935,110) and (6,603,414) shares, respectively ]	(48,825,099)	(64,909,094)

Total Class IA transactions	343,487	(23,870,688)

Class IB
Capital shares sold [ 10,099,316 and 5,884,616 shares, respectively ]	99,786,516	57,562,121
Capital shares issued in reinvestment of dividends [ 2,057,756 and 2,019,030 shares, respectively ]	20,090,157	19,471,820
Capital shares repurchased [ (14,874,226) and (13,219,847) shares, respectively ]	(146,662,293)	(129,125,980)

Total Class IB transactions	(26,785,620)	(52,092,039)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(26,442,133)	(75,962,727)

TOTAL DECREASE IN NET ASSETS	(10,200,006)	(82,249,498)
NET ASSETS:
Beginning of year	708,803,086	791,052,584

End of year (a)	$698,603,080	$708,803,086

(a) Includes accumulated overdistributed net investment income of	$(15,883)	$(19,996)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $3,313,440,147) (Securities on loan at market value $442,566,502)	$3,900,525,268
Foreign Cash (Cost $19,625,954)	19,648,476
Foreign Cash Held at Broker as Collateral	1,717,858
Cash Held at Broker as Collateral	1,541,702
Dividends, interest and other receivables	4,153,050
Receivable from Separate Accounts for Trust shares sold	1,881,537
Receivable for securities sold	46,074
Other assets	2,573

Total assets	3,929,516,538

LIABILITIES
Overdraft payable	705,247
Collateral held for loaned securities	466,357,204
Payable to Separate Accounts for Trust shares redeemed	5,813,076
Investment management fees payable	1,954,947
Distribution fees payable—Class IB	368,455
Administrative fees payable	298,602
Payable for securities purchased	260,496
Trustees’ fees payable	54,671
Accrued expenses	775,055

Total liabilities	476,587,753

NET ASSETS	$3,452,928,785

Net assets were comprised of:
Paid in capital	$2,830,884,988
Accumulated undistributed net investment income	4,196,953
Accumulated undistributed net realized gain	30,291,259
Unrealized appreciation on investments, futures and foreign currency translations	587,555,585

Net assets	$3,452,928,785

Class IA
Net asset value, offering and redemption price per share, $1,713,718,809 / 118,409,464 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.47

Class IB
Net asset value, offering and redemption price per share, $1,739,209,976 / 122,035,303 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.25

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends (net of $7,187,623 foreign withholding tax)	$76,447,150
Interest	3,423,936
Securities lending (net)	3,820,545

Total income	83,691,631

EXPENSES
Investment management fees	22,939,112
Distribution fees—Class IB	3,889,801
Administrative fees	3,306,186
Custodian fees	1,987,499
Printing and mailing expenses	491,019
Professional fees	147,372
Trustees’ fees	62,102
Miscellaneous	94,375

Gross expenses	32,917,466
Less: Waiver from investment advisor	(1,390,356)
Fees paid indirectly	(13,022)

Net expenses	31,514,088

NET INVESTMENT INCOME	52,177,543

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	300,900,256
Futures	1,708,576
Foreign currency transactions	797,140

Net realized gain	303,405,972

Change in unrealized depreciation on:
Securities	(4,203,375)
Futures	(59,992)
Foreign currency translations	(85,965)

Net change in unrealized depreciation	(4,349,332)

NET REALIZED AND UNREALIZED GAIN	299,056,640

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$351,234,183

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$52,177,543	$32,519,211
Net realized gain on investments, futures and foreign currency transactions	303,405,972	397,932,587
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(4,349,332)	121,773,589

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	351,234,183	552,225,387

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(25,773,079)	(24,192,456)
Class IB	(21,549,917)	(16,704,852)

	(47,322,996)	(40,897,308)

Distributions from net realized capital gains
Class IA	(149,990,902)	(107,881,034)
Class IB	(150,797,028)	(91,337,305)

	(300,787,930)	(199,218,339)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(348,110,926)	(240,115,647)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 6,764,453 and 6,592,987 shares, respectively ]	103,985,701	92,607,955
Capital shares issued in reinvestment of dividends and distributions [ 12,392,795 and 9,225,881 shares, respectively ]	175,763,981	132,073,490
Capital shares repurchased [ (11,894,484) and (9,436,321) shares, respectively ]	(181,809,290)	(132,456,685)

Total Class IA transactions	97,940,392	92,224,760

Class IB
Capital shares sold [ 30,149,971 and 27,068,878 shares, respectively ]	459,440,397	373,385,154
Capital shares issued in reinvestment of dividends and distributions [ 12,349,691 and 7,654,350 shares, respectively ]	172,346,945	108,042,157
Capital shares repurchased [ (14,875,309) and (14,555,187) shares, respectively ]	(224,657,676)	(201,543,700)

Total Class IB transactions	407,129,666	279,883,611

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	505,070,058	372,108,371

TOTAL INCREASE IN NET ASSETS	508,193,315	684,218,111
NET ASSETS:
Beginning of year	2,944,735,470	2,260,517,359

End of year (a)	$3,452,928,785	$2,944,735,470

(a) Includes accumulated undistributed (overdistributed) net investment income of	$4,196,953	$(15,438,039)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $722,709,561) (Securities on loan at market value $63,809,566)	$831,151,767
Receivable for securities sold	3,079,750
Dividends, interest and other receivables	438,125
Receivable from Separate Accounts for Trust shares sold	157,434

Total assets	834,827,076

LIABILITIES
Overdraft payable	7,663
Collateral held for loaned securities	65,945,032
Payable for securities purchased	5,817,284
Payable to Separate Accounts for Trust shares redeemed	434,053
Investment management fees payable	431,850
Distribution fees payable—Class IB	159,950
Administrative fees payable	67,680
Trustees’ fees payable	18,036
Accrued expenses	25,662

Total liabilities	72,907,210

NET ASSETS	$761,919,866

Net assets were comprised of:
Paid in capital	$1,061,401,519
Accumulated net investment loss	(14,015)
Accumulated net realized loss	(407,909,844)
Unrealized appreciation on investments	108,442,206

Net assets	$761,919,866

Class IA
Net asset value, offering and redemption price per share, $7,442,484 / 831,784 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.95

Class IB
Net asset value, offering and redemption price per share, $754,477,382 / 86,085,202 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.76

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends (net of $37,965 foreign withholding tax)	$5,689,598
Interest	157,837
Securities lending (net)	476,132

Total income	6,323,567

EXPENSES
Investment management fees	6,681,671
Distribution fees—Class IB	1,809,659
Administrative fees	778,336
Printing and mailing expenses	106,119
Professional fees	51,352
Custodian fees	27,500
Trustees’ fees	14,349
Miscellaneous	24,401

Gross expenses	9,493,387
Less: Waiver from investment advisor	(1,741,446)
Fees paid indirectly	(57,443)

Net expenses	7,694,498

NET INVESTMENT LOSS	(1,370,931)

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	80,705,056
Net change in unrealized appreciation on securities	18,554,090

NET REALIZED AND UNREALIZED GAIN	99,259,146

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$97,888,215

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,370,931)	$(2,221,854)
Net realized gain on investments	80,705,056	119,884,075
Net change in unrealized appreciation (depreciation) on investments	18,554,090	(138,677,929)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	97,888,215	(21,015,708)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 215,927 and 389,989 shares, respectively ]	1,832,376	3,016,205
Capital shares repurchased [ (13,245,393) and (24,009,498) shares, respectively ]	(105,960,244)	(177,176,875)

Total Class IA transactions	(104,127,868)	(174,160,670)

Class IB
Capital shares sold [ 10,758,995 and 15,643,295 shares, respectively ]	90,004,406	119,568,850
Capital shares repurchased [ (19,525,509) and (24,613,990) shares, respectively ]	(158,990,422)	(183,306,547)

Total Class IB transactions	(68,986,016)	(63,737,697)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(173,113,884)	(237,898,367)

TOTAL DECREASE IN NET ASSETS	(75,225,669)	(258,914,075)
NET ASSETS:
Beginning of year	837,145,535	1,096,059,610

End of year (a)	$761,919,866	$837,145,535

(a) Includes accumulated net investment loss of	$(14,015)	$(18,292)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $2,301,716,976) (Securities on loan at market value $393,248,280)	$2,298,107,492
Cash	13,999,493
Receivable for securities sold	61,427,222
Dividends, interest and other receivables	19,497,208
Unrealized appreciation of forward foreign currency contracts	2,696,989
Receivable from Separate Accounts for Trust shares sold	1,010,685
Other assets	2,569

Total assets	2,396,741,658

LIABILITIES
Overdraft payable of foreign cash	1,655,104
Collateral held for loaned securities	334,702,085
Payable to Separate Accounts for Trust shares redeemed	2,760,093
Payable for securities purchased	2,688,989
Investment management fees payable	886,089
Administrative fees payable	180,445
Unrealized depreciation of forward foreign currency contracts	172,930
Distribution fees payable—Class IB	105,118
Trustees’ fees payable	29,758
Accrued expenses	124,995

Total liabilities	343,305,606

NET ASSETS	$2,053,436,052

Net assets were comprised of:
Paid in capital	$2,080,485,552
Accumulated overdistributed net investment income	(4,400,211)
Accumulated net realized loss	(21,566,574)
Unrealized depreciation on investments and foreign currency translations	(1,082,715)

Net assets	$2,053,436,052

Class IA
Net asset value, offering and redemption price per share, $1,556,385,269 / 156,556,685 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.94

Class IB
Net asset value, offering and redemption price per share, $497,050,783 / 50,269,351 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.89

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

INVESTMENT INCOME
Interest	$109,814,523
Securities lending (net)	684,557

Total income	110,499,080

EXPENSES
Investment management fees	10,795,801
Administrative fees	2,201,579
Distribution fees—Class IB	1,226,662
Printing and mailing expenses	313,622
Custodian fees	284,999
Professional fees	86,268
Trustees’ fees	40,434
Miscellaneous	69,302

Total expenses	15,018,667

NET INVESTMENT INCOME	95,480,413

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	594,452
Foreign currency transactions	6,760,384

Net realized gain	7,354,836

Change in unrealized depreciation on:
Securities	(4,475,366)
Foreign currency translations	(15,206)

Net change in unrealized depreciation	(4,490,572)

NET REALIZED AND UNREALIZED GAIN	2,864,264

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$98,344,677

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$95,480,413	$85,610,036
Net realized gain (loss) on investments and foreign currency transactions	7,354,836	(14,521,824)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(4,490,572)	8,942,367

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	98,344,677	80,030,579

DIVIDENDS:
Dividends from net investment income
Class IA	(80,967,700)	(67,261,859)
Class IB	(24,054,542)	(18,516,812)

TOTAL DIVIDENDS	(105,022,242)	(85,778,671)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 19,205,156 and 26,831,605 shares, respectively ]	194,964,589	270,724,160
Capital shares issued in reinvestment of dividends [ 8,215,311 and 6,707,936 shares, respectively ]	80,967,700	67,261,859
Capital shares repurchased [ (35,342,578) and (23,139,835) shares, respectively ]	(360,086,330)	(231,555,619)

Total Class IA transactions	(84,154,041)	106,430,400

Class IB
Capital shares sold [ 11,173,419 and 8,990,080 shares, respectively ]	112,699,608	90,399,110
Capital shares issued in reinvestment of dividends [ 2,453,704 and 1,856,803 shares, respectively ]	24,054,542	18,516,812
Capital shares repurchased [ (11,706,882) and (9,241,139) shares, respectively ]	(118,256,496)	(92,643,686)

Total Class IB transactions	18,497,654	16,272,236

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(65,656,387)	122,702,636

TOTAL INCREASE (DECREASE) IN NET ASSETS	(72,333,952)	116,954,544
NET ASSETS:
Beginning of year	2,125,770,004	2,008,815,460

End of year (a)	$2,053,436,052	$2,125,770,004

(a) Includes accumulated overdistributed net investment income of	$(4,400,211)	$(2,282,101)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $1,447,736,730) (Securities on loan at market value $579,820,139)	$1,669,282,379
Repurchase agreement (Amortized cost $249,693,403)	249,693,403
Receivable for securities sold	6,902,233
Receivable from Separate Accounts for Trust shares sold	1,080,817
Dividends, interest and other receivables	566,598
Other assets	915

Total assets	1,927,526,345

LIABILITIES
Collateral held for loaned securities	597,911,520
Payable for securities purchased	10,964,845
Payable to Separate Accounts for Trust shares redeemed	2,997,098
Investment management fees payable	828,020
Distribution fees payable—Class IB	164,691
Administrative fees payable	103,220
Trustees’ fees payable	22,812
Accrued expenses	319

Total liabilities	612,992,525

NET ASSETS	$1,314,533,820

Net assets were comprised of:
Paid in capital	$1,096,240,157
Accumulated undistributed net investment income	106,298
Accumulated undistributed net realized gain	(3,358,284)
Unrealized appreciation on investments	221,545,649

Net assets	$1,314,533,820

Class IA
Net asset value, offering and redemption price per share, $542,826,002 / 33,126,343 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.39

Class IB
Net asset value, offering and redemption price per share, $771,707,818 / 48,691,571 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.85

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends (net of $612 foreign withholding tax)	$5,087,334
Interest	615,235
Securities lending (net)	1,993,935

Total income	7,696,504

EXPENSES
Investment management fees	9,442,644
Distribution fees—Class IB	1,872,726
Administrative fees	1,317,722
Printing and mailing expenses	189,253
Professional fees	73,953
Custodian fees	25,000
Trustees’ fees	24,287
Miscellaneous	27,741

Gross expenses	12,973,326
Less: Fees paid indirectly	(111,821)

Net expenses	12,861,505

NET INVESTMENT LOSS	(5,165,001)

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	170,887,378
Net change in unrealized appreciation on securities	28,666,377

NET REALIZED AND UNREALIZED GAIN	199,553,755

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$194,388,754

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(5,165,001)	$(8,189,047)
Net realized gain on investments	170,887,378	164,069,251
Net change in unrealized appreciation (depreciation) on investments	28,666,377	(52,668,276)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	194,388,754	103,211,928

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(76,801,501)	(40,739,067)
Class IB	(112,316,140)	(59,144,954)

TOTAL DISTRIBUTIONS	(189,117,641)	(99,884,021)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,173,153 and 3,680,626 shares, respectively ]	56,987,597	63,883,819
Capital shares issued in reinvestment of distributions [ 4,795,483 and 2,497,820 shares, respectively ]	76,801,501	40,739,067
Capital shares repurchased [ (5,974,529) and (6,239,237) shares, respectively ]	(105,191,055)	(106,188,868)

Total Class IA transactions	28,598,043	(1,565,982)

Class IB
Capital shares sold [ 7,041,278 and 7,146,227 shares, respectively ]	124,735,441	120,606,956
Capital shares issued in reinvestment of distributions [ 7,246,244 and 3,721,530 shares, respectively ]	112,316,140	59,144,954
Capital shares repurchased [ (10,796,839) and (9,110,186) shares, respectively ]	(186,866,401)	(151,161,436)

Total Class IB transactions	50,185,180	28,590,474

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	78,783,223	27,024,492

TOTAL INCREASE IN NET ASSETS	84,054,336	30,352,399
NET ASSETS:
Beginning of year	1,230,479,484	1,200,127,085

End of year (a)	$1,314,533,820	$1,230,479,484

(a) Includes accumulated undistributed net investment income and accumulated net investment loss of	$106,298	$(86,320)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $7,072,302,660) (Securities on loan at market value $383,750,327)	$7,471,920,274
Receivable for securities sold	15,867,609
Dividends, interest and other receivables	11,151,676
Receivable from Separate Accounts for Trust shares sold	1,637,199
Other assets	1,393

Total assets	7,500,578,151

LIABILITIES
Collateral held for loaned securities	393,155,214
Payable for securities purchased	11,237,925
Payable to Separate Accounts for Trust shares redeemed	9,632,822
Investment management fees payable	3,479,744
Distribution fees payable—Class IB	714,884
Administrative fees payable	629,154
Trustees’ fees payable	95,150
Accrued expenses	217,311

Total liabilities	419,162,204

NET ASSETS	$7,081,415,947

Net assets were comprised of:
Paid in capital	$6,694,675,868
Accumulated overdistributed net investment income	(80,038)
Accumulated overdistributed net realized gain	(12,797,497)
Unrealized appreciation on investments	399,617,614

Net assets	$7,081,415,947

Class IA
Net asset value, offering and redemption price per share, $3,770,999,351 / 264,342,115 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.27

Class IB
Net asset value, offering and redemption price per share, $3,310,416,596 / 232,192,140 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.26

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends (net of $134,439 foreign withholding tax)	$148,653,154
Interest	5,581,764
Securities lending (net)	881,195

Total income	155,116,113

EXPENSES
Investment management fees	33,541,379
Distribution fees—Class IB	7,835,169
Administrative fees	5,775,191
Printing and mailing expenses	920,357
Professional fees	194,660
Trustees’ fees	106,750
Custodian fees	7,499
Miscellaneous	164,610

Gross expenses	48,545,615
Less: Waiver from investment advisor	(799,818)
Fees paid indirectly	(4,264,554)

Net expenses	43,481,243

NET INVESTMENT INCOME	111,634,870

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	422,939,488
Net change on unrealized depreciation on securities	(887,050,667)

NET REALIZED AND UNREALIZED LOSS	(464,111,179)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(352,476,309)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$111,634,870	$67,715,161
Net realized gain on investments	422,939,488	274,460,285
Net change in unrealized appreciation (depreciation) on investments	(887,050,667)	410,361,271

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(352,476,309)	752,536,717

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(63,722,345)	(25,818,210)
Class IB	(48,059,251)	(41,425,084)

	(111,781,596)	(67,243,294)

Distributions from net realized capital gains
Class IA	(250,940,615)	(81,802,133)
Class IB	(237,420,255)	(153,935,793)

	(488,360,870)	(235,737,926)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(600,142,466)	(302,981,220)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 73,006,351 and 19,814,180 shares, respectively ]	1,204,016,029	314,487,750
Capital shares issued in connection with merger (Note 12) [ 91,295,958 and 0 shares, respectively ]	1,488,517,275	—
Capital shares issued in reinvestment of dividends and distributions [ 22,199,870 and 6,616,275 shares, respectively ]	314,662,960	107,620,343
Capital shares repurchased [ (15,597,298) and (24,668,007) shares, respectively ]	(256,923,062)	(378,413,846)

Total Class IA transactions	2,750,273,202	43,694,247

Class IB
Capital shares sold [ 18,018,404 and 26,448,314 shares, respectively ]	300,176,930	417,651,229
Capital shares issued in connection with merger (Note 12) [ 95,845,374 and 0 shares, respectively ]	1,559,197,003	—
Capital shares issued in reinvestment of dividends and distributions [ 20,009,194 and 12,018,764 shares, respectively ]	285,479,506	195,360,877
Capital shares repurchased [ (75,377,207) and (17,832,841) shares, respectively ]	(1,236,572,924)	(279,932,473)

Total Class IB transactions	908,280,515	333,079,633

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	3,658,553,717	376,773,880

TOTAL INCREASE IN NET ASSETS	2,705,934,942	826,329,377
NET ASSETS:
Beginning of year	4,375,481,005	3,549,151,628

End of year (a)	$7,081,415,947	$4,375,481,005

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(80,038)	$511,593

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ARIEL APPRECIATION II PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $61,518,925) (Securities on loan at market value $13,139,403)	$61,546,259
Repurchase Agreement (Amortized cost $13,198,659)	13,198,659
Receivable from Separate Accounts for Trust shares sold	172,648
Dividends, interest and other receivables	105,781
Other assets	52

Total assets	75,023,399

LIABILITIES
Collateral held for loaned securities	13,448,659
Payable for securities purchased	98,765
Investment management fees payable	33,555
Payable to Separate Accounts for Trust shares redeemed	13,164
Distribution fees payable—Class IB	12,932
Administrative fees payable	7,811
Trustees’ fees payable	209
Accrued expenses	65,827

Total liabilities	13,680,922

NET ASSETS	$61,342,477

Net assets were comprised of:
Paid in capital	$61,125,193
Accumulated undistributed net investment income	1,501
Accumulated undistributed net realized gain	188,449
Unrealized appreciation on investments	27,334

Net assets	$61,342,477

Class IA
Net asset value, offering and redemption price per share, $573,557 / 52,481 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.93

Class IB
Net asset value, offering and redemption price per share, $60,768,920 / 5,549,449 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.95

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends	$722,074
Interest	92,749
Securities lending (net)	26,957

Total income	841,780

EXPENSES
Investment management fees	405,263
Distribution fees—Class IB	134,242
Administrative fees	84,466
Professional fees	45,568
Printing and mailing expenses	8,433
Custodian fees	4,998
Trustees’ fees	943
Miscellaneous	1,953

Gross expenses	685,866
Less: Waiver from investment advisor	(65,395)
Fees paid indirectly	(29,512)

Net expenses	590,959

NET INVESTMENT INCOME	250,821

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	461,472
Net change in unrealized depreciation on securities	(2,956,818)

NET REALIZED AND UNREALIZED LOSS	(2,495,346)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,244,525)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ARIEL APPRECIATION II PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$250,821	$169,455
Net realized gain on investments	461,472	346,849
Net change in unrealized appreciation (depreciation) on investments	(2,956,818)	2,931,650

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,244,525)	3,447,954

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(3,809)	(791)
Class IB	(247,845)	(167,969)

	(251,654)	(168,760)

Distributions from net realized capital gains
Class IA	(4,390)	(424)
Class IB	(472,311)	(140,491)

	(476,701)	(140,915)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(728,355)	(309,675)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 45,006 and 0 shares, respectively ]	546,310	—
Capital shares issued in reinvestment of dividends and distributions [ 742 and 109 shares, respectively ]	8,199	1,215
Capital shares repurchased [ (3,424) and (0) shares, respectively ]	(39,641)	—

Total Class IA transactions	514,868	1,215

Class IB
Capital shares sold [ 3,414,731 and 3,247,294 shares, respectively ]	40,261,246	33,694,166
Capital shares issued in reinvestment of dividends and distributions [ 64,744 and 27,637 shares, respectively ]	720,156	308,460
Capital shares repurchased [ (1,363,674) and (733,020) shares, respectively ]	(15,808,822)	(7,690,617)

Total Class IB transactions	25,172,580	26,312,009

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	25,687,448	26,313,224

TOTAL INCREASE IN NET ASSETS	22,714,568	29,451,503
NET ASSETS:
Beginning of year	38,627,909	9,176,406

End of year (a)	$61,342,477	$38,627,909

(a) Includes accumulated undistributed net investment income of	$1,501	$2,286

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $ 151,847,099)	$164,852,807
Repurchase Agreements (Amortized Cost $8,950,677)	8,950,677
Deposits with broker and custodian bank for securities sold short	166,740,544
Receivable for securities sold	3,859,216
Dividends, interest and other receivables	735,800
Receivable from Separate Accounts for Trust shares sold	234,958

Total assets	345,374,002

LIABILITIES
Securities sold short (Proceeds received $191,265,689)	164,753,962
Payable for securities purchased	2,877,656
Dividend expense for securities sold short	420,105
Investment management fees payable	207,490
Distribution fees payable—Class IB	32,988
Administrative fees payable	21,704
Payable to Separate Accounts for Trust shares redeemed	11,203
Trustees’ fees payable	937
Accrued expenses	149,256

Total liabilities	168,475,301

NET ASSETS	$176,898,701

Net assets were comprised of:
Paid in capital	$172,153,675
Accumulated undistributed net investment income	392,912
Accumulated net realized loss	(35,165,321)
Unrealized appreciation on investments	39,517,435

Net assets	$176,898,701

Class IA*
Net asset value, offering and redemption price per share, $17,552,879 / 1,637,835 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.72

Class IB
Net asset value, offering and redemption price per share, $159,345,822 / 14,869,118 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.72

* Class IA commenced operations on June 15, 2007.

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends (net of $159 withholding tax)	$1,809,888
Interest	8,037,784

Total income	9,847,672

EXPENSES
Dividend expense for securities sold short	2,725,143
Investment management fees	2,395,869
Distribution fees—Class IB	412,229
Administrative fees	206,118
Printing and mailing expenses	153,000
Custodian fees	57,500
Transfer agent fees	57,000
Professional fees	42,500
Fund accounting fees	35,500
Trustees’ fees	3,750
Miscellaneous	2,053

Gross expenses	6,090,662

NET INVESTMENT INCOME	3,757,010

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	12,885,491
Securities sold short	(26,545,475)

Net realized loss	(13,659,984)
Net change in unrealized appreciation on securities	15,061,126

NET REALIZED AND UNREALIZED GAIN	1,401,142

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,158,152

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,757,010	$4,324,581
Net realized loss on investments	(13,659,984)	(11,167,799)
Net change in unrealized appreciation on investments	15,061,126	8,437,699

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,158,152	1,594,481

DIVIDENDS:
Dividends from net investment income
Class IA	(366,421)	—
Class IB	(3,162,583)	(4,803,199)

TOTAL DIVIDENDS	(3,529,004)	(4,803,199)

CAPITAL SHARES TRANSACTIONS:
Class IA*
Capital shares sold [ 1,707,799 and 0 shares, respectively ]	18,367,101	—
Capital shares issued in reinvestment of dividends [ 34,430 and 0 shares, respectively ]	366,421	—
Capital shares repurchased [ (104,394) and (0) shares, respectively ]	(1,110,226)	—

Total Class IA transactions	17,623,296	—

Class IB
Capital shares sold [ 3,289,187 and 26,590,419 shares, respectively ]	35,292,980	288,224,923
Capital shares issued in reinvestment of dividends [ 297,148 and 455,047 shares, respectively ]	3,162,583	4,803,199
Capital shares repurchased [ (4,509,099) and (24,727,140) shares, respectively ]	(48,014,891)	(267,343,383)

Total Class IB transactions	(9,559,328)	25,684,739

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	8,063,968	25,684,739

TOTAL INCREASE IN NET ASSETS	9,693,116	22,476,021
NET ASSETS:
Beginning of year	167,205,585	144,729,564

End of year (a)	$176,898,701	$167,205,585

(a) Includes accumulated undistributed net investment income of	$392,912	$458,186

* Class IA commenced operations on June 15, 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $4,082,981,241) (Securities on loan at market value $209,670,349)	$4,316,179,114
Dividends, interest and other receivables	5,563,907
Receivable from Separate Accounts for Trust shares sold	2,838,376
Other assets	4,017

Total assets	4,324,585,414

LIABILITIES
Collateral held for loaned securities	218,384,686
Payable to Separate Accounts for Trust shares redeemed	1,965,681
Investment management fees payable	1,921,456
Options written, at value (Premiums received $1,472,348)	779,020
Administrative fees payable	355,154
Distribution fees payable—Class IB	341,401
Trustees’ fees payable	29,213
Accrued expenses	4,003

Total liabilities	223,780,614

NET ASSETS	$4,100,804,800

Net assets were comprised of:
Paid in capital	$3,869,122,050
Accumulated undistributed net investment income	476,044
Accumulated overdistributed net realized gain	(2,684,495)
Unrealized appreciation on investments and options written	233,891,201

Net assets	$4,100,804,800

Class IA
Net asset value, offering and redemption price per share, $2,516,048,902 / 160,633,147 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.66

Class IB
Net asset value, offering and redemption price per share, $1,584,755,898 / 100,936,341 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.70

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends (net of $21,953 foreign withholding tax)	$75,875,783
Interest	6,922,161
Securities lending (net)	285,225

Total income	83,083,169

EXPENSES
Investment management fees	21,758,197
Distribution fees—Class IB	4,176,906
Administrative fees	4,015,501
Printing and mailing expenses	590,015
Professional fees	120,798
Trustees’ fees	71,625
Custodian fees	35,001
Miscellaneous	115,606

Gross expenses	30,883,649
Less: Fees paid indirectly	(377,567)

Net expenses	30,506,082

NET INVESTMENT INCOME	52,577,087

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	304,322,932

Change in unrealized appreciation (depreciation) on:
Securities	(324,311,875)
Options written	693,328

Net change in unrealized depreciation	(323,618,547)

NET REALIZED AND UNREALIZED LOSS	(19,295,615)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,281,472

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$52,577,087	$44,977,276
Net realized gain on investments	304,322,932	182,922,038
Net change in unrealized appreciation (depreciation) on investments and written options	(323,618,547)	361,801,318

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	33,281,472	589,700,632

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(34,495,069)	(26,051,986)
Class IB	(18,028,696)	(18,458,044)

	(52,523,765)	(44,510,030)

Distributions from net realized capital gains
Class IA	(194,439,681)	(98,784,431)
Class IB	(124,880,805)	(86,175,103)

	(319,320,486)	(184,959,534)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(371,844,251)	(229,469,564)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 38,093,424 and 38,359,509 shares, respectively ]	672,703,860	625,280,862
Capital shares issued in reinvestment of dividends and distributions [ 14,786,304 and 7,369,537 shares, respectively ]	228,934,750	124,836,417
Capital shares repurchased [ (4,719,473) and (23,692,649) shares, respectively ]	(84,098,820)	(374,627,655)

Total Class IA transactions	817,539,790	375,489,624

Class IB
Capital shares sold [ 11,789,015 and 9,025,675 shares, respectively ]	208,361,174	149,155,316
Capital shares issued in reinvestment of dividends and distributions [ 9,202,577 and 6,168,927 shares, respectively ]	142,909,501	104,633,147
Capital shares repurchased [ (15,961,650) and (15,097,885) shares, respectively ]	(281,974,691)	(244,364,987)

Total Class IB transactions	69,295,984	9,423,476

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	886,835,774	384,913,100

TOTAL INCREASE IN NET ASSETS	548,272,995	745,144,168
NET ASSETS:
Beginning of year	3,552,531,805	2,807,387,637

End of year (a)	$4,100,804,800	$3,552,531,805

(a) Includes accumulated undistributed net investment income of	$476,044	$432,368

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $3,013,370,901) (Securities on loan at market value $263,754,740)	$3,289,287,381
Dividends, interest and other receivables	2,962,747
Receivable from Separate Accounts for Trust shares sold	2,006,897
Other assets	2,446

Total assets	3,294,259,471

LIABILITIES
Overdraft payable of foreign cash	2,515
Collateral held for loaned securities	277,647,967
Payable to Separate Accounts for Trust shares redeemed	2,547,338
Investment management fees payable	2,055,951
Distribution fees payable—Class IB	384,472
Administrative fees payable	258,903
Trustees’ fees payable	27,001
Recoupment fees payable	130,273
Accrued expenses	278,555

Total liabilities	283,332,975

NET ASSETS	$3,010,926,496

Net assets were comprised of:
Paid in capital	$2,690,360,060
Accumulated overdistributed net investment income	(9,825,464)
Accumulated undistributed net realized gain	54,457,034
Unrealized appreciation on investments and foreign currency translations	275,934,866

Net assets	$3,010,926,496

Class IA
Net asset value, offering and redemption price per share, $1,203,246,519 / 74,626,039 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.12

Class IB
Net asset value, offering and redemption price per share, $1,807,679,977 / 112,066,258 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.13

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends (net of $7,742,830 foreign withholding tax)	$67,348,370
Interest	9,365,338
Securities lending (net)	3,580,103

Total income	80,293,811

EXPENSES
Investment management fees	22,214,909
Distribution fees—Class IB	4,481,724
Administrative fees	2,789,261
Custodian fees	1,526,900
Printing and mailing expenses	420,003
Recoupment fees	206,082
Professional fees	108,558
Trustees’ fees	49,842
Miscellaneous	59,865

Total expenses	31,857,144

NET INVESTMENT INCOME	48,436,667

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	342,760,139
Foreign currency transactions	(753,178)

Net realized gain	342,006,961

Net increase from payments by unaffiliated service providers	10,000,000

Change in unrealized depreciation on:
Securities	(143,570,167)
Foreign currency translations	(35,682)

Net change in unrealized depreciation	(143,605,849)

NET REALIZED AND UNREALIZED GAIN	208,401,112

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$256,837,779

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$48,436,667	$33,124,107
Net realized gain on investments and foreign currency transactions	342,006,961	123,913,339
Net increase from payments by unaffiliated service providers	10,000,000	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(143,605,849)	258,661,202

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	256,837,779	415,698,648

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(24,876,205)	(11,704,640)
Class IB	(33,470,392)	(25,406,771)

	(58,346,597)	(37,111,411)

Distributions from net realized capital gains
Class IA	(117,212,503)	(32,619,364)
Class IB	(180,012,452)	(81,147,875)

	(297,224,955)	(113,767,239)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(355,571,552)	(150,878,650)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 26,046,841 and 26,519,922 shares, respectively ]	462,787,916	423,976,458
Capital shares issued in reinvestment of dividends and distributions [ 9,144,709 and 2,690,256 shares, respectively ]	142,088,708	44,324,004
Capital shares repurchased [ (1,365,716) and (5,054,105) shares, respectively ]	(24,382,743)	(80,313,189)

Total Class IA transactions	580,493,881	387,987,273

Class IB
Capital shares sold [ 18,548,403 and 23,659,578 shares, respectively ]	324,035,347	382,855,784
Capital shares issued in reinvestment of dividends and distributions [ 13,728,101 and 6,473,074 shares, respectively ]	213,482,844	106,554,646
Capital shares repurchased [ (19,483,612) and (14,607,568) shares, respectively ]	(343,758,197)	(232,487,729)

Total Class IB transactions	193,759,994	256,922,701

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	774,253,875	644,909,974

TOTAL INCREASE IN NET ASSETS	675,520,102	909,729,972
NET ASSETS:
Beginning of year	2,335,406,394	1,425,676,422

End of year (a)	$3,010,926,496	$2,335,406,394

(a) Includes accumulated overdistributed net investment income of	$(9,825,464)	$(5,516,827)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $42,438,049) (Securities on loan at market value $10,654,909)	$43,136,489
Dividends, interest and other receivables	395,676
Receivable for securities sold	102,538
Receivable from Separate Accounts for Trust shares sold	34,305
Other assets	227

Total assets	43,669,235

LIABILITIES
Collateral held for loaned securities	4,260,490
Payable for securities purchased	299,701
Payable to Separate Accounts for Trust shares redeemed	12,726
Administrative fees payable	5,882
Investment management fees payable	4,346
Trustees’ fees payable	606
Distribution fees payable—Class IB	207
Accrued expenses	51,457

Total liabilities	4,635,415

NET ASSETS	$39,033,820

Net assets were comprised of:
Paid in capital	$39,342,854
Accumulated overdistributed net investment income	(1,957)
Accumulated net realized loss	(1,005,517)
Unrealized appreciation on investments	698,440

Net assets	$39,033,820

Class IA
Net asset value, offering and redemption price per share, $38,038,760 / 3,759,310 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.12

Class IB
Net asset value, offering and redemption price per share, $995,060 / 98,187 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.13

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Interest	$2,147,354
Securities lending (net)	19,548

Total income	2,166,902

EXPENSES
Investment management fees	139,909
Administrative fees	70,293
Professional fees	45,177
Custodian fees	15,999
Printing and mailing expenses	6,455
Distribution fees—Class IB	2,057
Trustees’ fees	734
Miscellaneous	1,600

Gross expenses	282,224
Less: Waiver from investment advisor	(100,312)

Net expenses	181,912

NET INVESTMENT INCOME	1,984,990

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	56,527
Net change in unrealized appreciation on securities	508,431

NET REALIZED AND UNREALIZED GAIN	564,958

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,549,948

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,984,990	$1,904,053
Net realized gain (loss) on investments	56,527	(965,631)
Net change in unrealized appreciation on investments	508,431	606,798

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,549,948	1,545,220

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,961,807)	(1,867,048)
Class IB	(48,297)	(26,197)

	(2,010,104)	(1,893,245)

Distributions from net realized capital gains
Class IA	—	(25,529)
Class IB	—	(172)

	—	(25,701)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,010,104)	(1,918,946)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 783,169 and 253,895 shares, respectively ]	8,005,854	2,617,983
Capital shares issued in reinvestment of dividends and distributions [ 195,857 and 188,551 shares, respectively ]	1,961,807	1,892,577
Capital shares repurchased [ (1,245,614) and (1,072,935) shares, respectively ]	(12,761,418)	(10,931,025)

Total Class IA transactions	(2,793,757)	(6,420,465)

Class IB
Capital shares sold [ 43,343 and 78,952 shares, respectively ]	441,242	810,097
Capital shares issued in reinvestment of dividends and distributions [ 4,814 and 2,621 shares, respectively ]	48,297	26,369
Capital shares repurchased [ (9,651) and (46,676) shares, respectively ]	(98,811)	(481,100)

Total Class IB transactions	390,728	355,366

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,403,029)	(6,065,099)

TOTAL DECREASE IN NET ASSETS	(1,863,185)	(6,438,825)
NET ASSETS:
Beginning of year	40,897,005	47,335,830

End of year (a)	$39,033,820	$40,897,005

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(1,957)	$16,408

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $489,554,364) (Securities on loan at market value $48,997,489)	$514,640,231
Cash	1,686,873
Dividends, interest and other receivables	905,901
Receivable from Separate Accounts for Trust shares sold	450,684
Other assets	344

Total assets	517,684,033

LIABILITIES
Collateral held for loan securities	50,355,998
Investment management fees payable	263,557
Payable to Separate Accounts for Trust shares redeemed	101,720
Distribution fees payable—Class IB	73,616
Administrative fees payable	42,912
Trustees’ fees payable	1,627
Accrued expenses	70,040

Total liabilities	50,909,470

NET ASSETS	$466,774,563

Net assets were comprised of:
Paid in capital	$434,178,514
Accumulated undistributed net investment income	3,358,326
Accumulated undistributed net realized gain	4,151,856
Unrealized appreciation on investments	25,085,867

Net assets	$466,774,563

Class IA
Net asset value, offering and redemption price per share, $123,390,010 / 18,853,015 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.54

Class IB
Net asset value, offering and redemption price per share, $343,384,553 / 52,314,832 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.56

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends (net of $91,228 foreign withholding tax)	$16,551,756
Interest	486,282
Securities lending (net)	171,787

Total income	17,209,825

EXPENSES
Investment management fees	3,461,531
Distribution fees—Class IB	884,834
Administrative fees	495,223
Printing and mailing expenses	69,318
Professional fees	52,335
Custodian fees	10,000
Trustees’ fees	8,370
Miscellaneous	15,617

Gross expenses	4,997,228
Less: Waiver from investment advisor	(420,627)

Net expenses	4,576,601

NET INVESTMENT INCOME	12,633,224

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	29,994,615
Net change in unrealized depreciation on securities	(25,455,690)

NET REALIZED AND UNREALIZED GAIN	4,538,925

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,172,149

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,633,224	$7,750,960
Net realized gain on investments	29,994,615	25,061,101
Net change in unrealized appreciation (depreciation) on investments	(25,455,690)	28,578,102

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	17,172,149	61,390,163

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2,614,615)	(2,002,329)
Class IB	(6,379,656)	(5,646,787)

	(8,994,271)	(7,649,116)

Distributions from net realized capital gains
Class IA	(8,116,756)	(4,682,701)
Class IB	(23,307,626)	(15,134,884)

	(31,424,382)	(19,817,585)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(40,418,653)	(27,466,701)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,094,633 and 589,497 shares, respectively ]	29,131,293	3,937,842
Capital shares issued in reinvestment of dividends and distributions [ 1,648,786 and 973,952 shares, respectively ]	10,731,371	6,685,030
Capital shares repurchased [ (2,048,101) and (3,613,425) shares, respectively ]	(14,664,300)	(24,504,260)

Total Class IA transactions	25,198,364	(13,881,388)

Class IB
Capital shares sold [ 10,191,752 and 15,406,575 shares, respectively ]	73,247,240	103,886,809
Capital shares issued in reinvestment of dividends and distributions [ 4,537,584 and 3,019,141 shares, respectively ]	29,687,282	20,781,671
Capital shares repurchased [ (12,170,862) and (9,554,478) shares, respectively ]	(87,586,407)	(64,510,742)

Total Class IB transactions	15,348,115	60,157,738

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	40,546,479	46,276,350

TOTAL INCREASE IN NET ASSETS	17,299,975	80,199,812
NET ASSETS:
Beginning of year	449,474,588	369,274,776

End of year (a)	$466,774,563	$449,474,588

(a) Includes accumulated undistributed (overdistributed) net investment income of	$3,358,326	$(617)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $87,429,817) (Securities on loan at market value $2,214,164)	$103,166,640
Foreign Cash (Cost $6,124)	7,144
Receivable from Separate Accounts for Trust shares sold	108,460
Dividends, interest and other receivables	81,197
Other assets	16

Total assets	103,363,457

LIABILITIES
Collateral held for loaned securities	2,271,345
Payable to Separate Accounts for Trust shares redeemed	231,658
Investment management fees payable	50,157
Distribution fees payable—Class IB	19,912
Administrative fees payable	11,134
Trustees’ fees payable	554
Accrued expenses	83,184

Total liabilities	2,667,944

NET ASSETS	$100,695,513

Net assets were comprised of:
Paid in capital	$83,851,310
Accumulated undistributed net investment income	2,834
Accumulated undistributed net realized gain	1,103,526
Unrealized appreciation on investments and foreign currency translations	15,737,843

Net assets	$100,695,513

Class IA
Net asset value, offering and redemption price per share, $6,475,064 / 703,711 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.20

Class IB
Net asset value, offering and redemption price per share, $94,220,449 / 10,352,176 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.10

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends (net of $1,407 foreign withholding tax)	$1,113,949
Interest	70,770
Securities lending (net)	21,933

Total income	1,206,652

EXPENSES
Investment management fees	611,593
Distribution fees—Class IB	218,277
Administrative fees	124,842
Professional fees	47,766
Custodian fees	18,000
Printing and mailing expenses	13,806
Trustees’ fees	1,694
Miscellaneous	5,561

Gross expenses	1,041,539
Less: Waiver from investment advisor	(70,345)

Net expenses	971,194

NET INVESTMENT INCOME	235,458

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	5,261,717

Change in unrealized appreciation on:
Securities	4,990,877
Foreign currency translations	253

Net change in unrealized appreciation	4,991,130

NET REALIZED AND UNREALIZED GAIN	10,252,847

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,488,305

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$235,458	$(3,639)
Net realized gain on investments	5,261,717	984,832
Net change in unrealized appreciation on investments and foreign currency translations	4,991,130	3,253,869

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,488,305	4,235,062

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(30,279)	—
Class IB	(202,086)	—

	(232,365)	—

Distributions from net realized capital gains
Class IA	(289,788)	(49,243)
Class IB	(4,200,140)	(836,228)

	(4,489,928)	(885,471)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,722,293)	(885,471)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 34,580 and 832,489 shares, respectively ]	319,482	7,034,991
Capital shares issued in reinvestment of dividends and distributions [ 35,634 and 5,673 shares, respectively ]	320,067	49,243
Capital shares repurchased [ (179,320) and (34,279) shares, respectively ]	(1,649,103)	(297,771)

Total Class IA transactions	(1,009,554)	6,786,463

Class IB
Capital shares sold [ 2,767,968 and 2,664,557 shares, respectively ]	25,292,143	22,246,602
Capital shares issued in reinvestment of dividends and distributions [ 495,519 and 100,428 shares, respectively ]	4,402,226	836,228
Capital shares repurchased [ (2,185,934) and (2,327,000) shares, respectively ]	(19,860,685)	(19,598,734)

Total Class IB transactions	9,833,684	3,484,096

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	8,824,130	10,270,559

TOTAL INCREASE IN NET ASSETS	14,590,142	13,620,150
NET ASSETS:
Beginning of year	86,105,371	72,485,221

End of year (a)	$100,695,513	$86,105,371

(a) Includes accumulated undistributed (overdistributed) net investment income of	$2,834	$(259)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $498,171,131) (Securities on loan at market value $41,466,377)	$530,258,314
Receivable for securities sold	1,780,272
Receivable from Separate Accounts for Trust shares sold	493,946
Dividends, interest and other receivables	464,739
Other assets	329

Total assets	532,997,600

LIABILITIES
Collateral held for loaned securities	42,806,900
Payable for securities purchased	4,278,403
Payable to Separate Accounts for Trust shares redeemed	339,005
Investment management fees payable	234,613
Distribution fees payable—Class IB	103,046
Administrative fees payable	44,800
Trustees’ fees payable	9,514
Accrued expenses	108,308

Total liabilities	47,924,589

NET ASSETS	$485,073,011

Net assets were comprised of:
Paid in capital	$522,786,939
Accumulated undistributed net investment income	50,808
Accumulated net realized loss	(69,851,919)
Unrealized appreciation on investments	32,087,183

Net assets	$485,073,011

Class IA
Net asset value, offering and redemption price per share, $8,206,321 / 553,622 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.82

Class IB
Net asset value, offering and redemption price per share, $476,866,690 / 32,270,314 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.78

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends	$3,716,384
Interest	565,930
Securities lending (net)	36,235

Total income	4,318,549

EXPENSES
Investment management fees	2,928,796
Distribution fees—Class IB	1,123,576
Administrative fees	484,181
Printing and mailing expenses	67,678
Professional fees	54,984
Trustees’ fees	8,484
Miscellaneous	26,586

Gross expenses	4,694,285
Less: Waiver from investment advisor	(415,984)
Fees paid indirectly	(21,367)

Net expenses	4,256,934

NET INVESTMENT INCOME	61,615

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	29,645,289
Net change in unrealized depreciation	(9,738,237)

NET REALIZED AND UNREALIZED GAIN	19,907,052

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,968,667

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$61,615	$(15,204)
Net realized gain on investments	29,645,289	6,989,386
Net change in unrealized appreciation (depreciation) on investments	(9,738,237)	18,596,063

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	19,968,667	25,570,245

DIVIDENDS:
Dividends from net investment income
Class IA	—	(577)
Class IB	—	(636,156)

	—	(636,733)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 558,719 and 12 shares, respectively ]	8,481,585	160
Capital shares issued in reinvestment of dividends [ 0 and 41 shares, respectively ]	—	577
Capital shares repurchased [ (15,048) and (122) shares, respectively ]	(232,711)	(1,636)

Total Class IA transactions	8,248,874	(899)

Class IB
Capital shares sold [ 9,294,629 and 9,653,308 shares, respectively ]	139,583,990	129,901,996
Capital shares issued in reinvestment of dividends [ 0 and 44,800 shares, respectively ]	—	636,156
Capital shares repurchased [ (5,735,840) and (3,752,063) shares, respectively ]	(85,087,177)	(50,659,270)

Total Class IB transactions	54,496,813	79,878,882

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	62,745,687	79,877,983

TOTAL INCREASE IN NET ASSETS	82,714,354	104,811,495
NET ASSETS:
Beginning of year	402,358,657	297,547,162

End of year (a)	$485,073,011	$402,358,657

(a) Includes accumulated undistributed (overdistributed) net investment income of	$50,808	$(663,275)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $2,076,866,537) (Securities on loan at market value $204,700,218)	$2,252,098,527
Dividends, interest and other receivables	3,067,034
Receivable for securities sold	1,462,802
Receivable from Separate Accounts for Trust shares sold	209,227
Other assets	2,691

Total assets	2,256,840,281

LIABILITIES
Collateral held for loaned securities	210,906,740
Payable for securities purchased	7,855,851
Payable to Separate Accounts for Trust shares redeemed	2,272,414
Investment management fees payable	1,000,541
Distribution fees payable—Class IB	433,206
Administrative fees payable	180,369
Trustees’ fees payable	36,515
Accrued expenses	125,130

Total liabilities	222,810,766

NET ASSETS	$2,034,029,515

Net assets were comprised of:
Paid in capital	$1,835,111,699
Accumulated overdistributed net investment income	(979,705)
Accumulated undistributed net realized gain	24,665,531
Unrealized appreciation on investments	175,231,990

Net assets	$2,034,029,515

Class IA
Net asset value, offering and redemption price per share, $36,234,992 / 2,613,075 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.87

Class IB
Net asset value, offering and redemption price per share, $1,997,794,523 / 143,919,205 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.88

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends (net of $28,971 foreign withholding tax)	$23,360,130
Interest	1,017,537
Securities lending (net)	343,547

Total income	24,721,214

EXPENSES
Investment management fees	10,121,452
Distribution fees—Class IB	3,985,963
Administrative fees	1,650,220
Printing and mailing expenses	302,552
Professional fees	88,396
Custodian fees	35,001
Trustees’ fees	29,382
Miscellaneous	23,561

Gross expenses	16,236,527
Less: Waiver from investment advisor	(991,819)
Fees paid indirectly	(75,686)

Net expenses	15,169,022

NET INVESTMENT INCOME	9,552,192

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	235,922,159
Net change in unrealized depreciation on securities	(295,953,894)

NET REALIZED AND UNREALIZED LOSS	(60,031,735)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(50,479,543)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,552,192	$5,921,732
Net realized gain on investments	235,922,159	75,902,037
Net change in unrealized appreciation (depreciation) on investments	(295,953,894)	37,512,603

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(50,479,543)	119,336,372

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(453,903)	(35,984)
Class IB	(20,046,840)	(5,812,692)

	(20,500,743)	(5,848,676)

Distributions from net realized capital gains
Class IA	(389,315)	—
Class IB	(21,605,251)	—

	(21,994,566)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(42,495,309)	(5,848,676)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,863,361 and 50,338 shares, respectively ]	27,034,104	659,039
Capital shares issued in connection with merger (Note 12) [ 778,805 and 0 shares, respectively ]	11,748,768	—
Capital shares issued in reinvestment of dividends and distributions [ 61,380 and 2,563 shares, respectively ]	843,218	35,984
Capital shares repurchased [ (412,924) and (48,790) shares, respectively ]	(6,115,314)	(644,732)

Total Class IA transactions	33,510,776	50,291

Class IB
Capital shares sold [ 4,489,618 and 6,596,610 shares, respectively ]	64,909,513	86,839,238
Capital shares issued in connection with merger (Note 12) [ 83,568,318 and 0 shares, respectively ]	1,260,059,081	—
Capital shares issued in reinvestment of dividends and distributions [ 3,028,493 and 413,658 shares, respectively ]	41,652,091	5,812,692
Capital shares repurchased [ (23,238,388) and (12,895,147) shares, respectively ]	(338,548,482)	(170,364,825)

Total Class IB transactions	1,028,072,203	(77,712,895)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,061,582,979	(77,662,604)

TOTAL INCREASE IN NET ASSETS	968,608,127	35,825,092
NET ASSETS:
Beginning of year	1,065,421,388	1,029,596,296

End of year (a)	$2,034,029,515	$1,065,421,388

(a) Includes accumulated overdistributed net investment income of	$(979,705)	$(215,254)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $249,120,251) (Securities on loan at market value $52,086,241)	$243,436,539
Repurchase agreement (Amortized cost $37,221,457)	37,221,457
Dividends, interest and other receivables	3,891,445
Receivable from Separate Accounts for Trust shares sold	133,029
Other assets	239

Total assets	284,682,709

LIABILITIES
Overdraft payable	24,892
Collateral held for loaned securities	49,320,565
Payable for securities purchased	1,000,337
Payable to Separate Accounts for Trust shares redeemed	213,260
Investment management fees payable	116,740
Distribution fees payable—Class IB	49,647
Administrative fees payable	22,565
Trustees’ fees payable	829
Accrued expenses	48,322

Total liabilities	50,797,157

NET ASSETS	$233,885,552

Net assets were comprised of:
Paid in capital	$265,922,700
Accumulated undistributed net investment income	119,193
Accumulated net realized loss	(26,472,629)
Unrealized depreciation on investments	(5,683,712)

Net assets	$233,885,552

Class IB
Net asset value, offering and redemption price per share, $233,885,552 / 52,483,560 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.46

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Interest	$17,693,740
Dividends	1,955
Securities lending (net)	101,343

Total income	17,797,038

EXPENSES
Investment management fees	1,352,428
Distribution fees—Class IB	563,509
Administrative fees	257,203
Professional fees	47,791
Printing and mailing expenses	34,002
Custodian fees	10,000
Trustees’ fees	4,050
Miscellaneous	6,474

Gross expenses	2,275,457
Less: Waiver from investment advisor	(21,700)

Net expenses	2,253,757

NET INVESTMENT INCOME	15,543,281

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(1,733,715)
Net change in unrealized depreciation on securities	(8,660,279)

NET REALIZED AND UNREALIZED LOSS	(10,393,994)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,149,287

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$15,543,281	$10,473,189
Net realized loss on investments	(1,733,715)	(527,075)
Net change in unrealized appreciation (depreciation) on investments	(8,660,279)	3,021,106

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,149,287	12,967,220

DIVIDENDS:
Dividends from net investment income
Class IB	(15,664,921)	(10,473,947)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 21,841,271 and 20,935,586 shares, respectively ]	103,775,940	97,653,835
Capital shares issued in reinvestment of dividends [ 3,526,319 and 2,262,899 shares, respectively ]	15,664,921	10,473,947
Capital shares repurchased [ (14,171,046) and (7,187,661) shares, respectively ]	(67,095,980)	(33,718,781)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	52,344,881	74,409,001

TOTAL INCREASE IN NET ASSETS	41,829,247	76,902,274
NET ASSETS:
Beginning of year	192,056,305	115,154,031

End of year (a)	$233,885,552	$192,056,305

(a) Includes accumulated undistributed (overdistributed) net investment income of	$119,193	$(253)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $574,123,711) (Securities on loan at market value $31,160,862)	$571,146,437
Cash	522,475
Receivable from Separate Accounts for Trust shares sold	994,330
Dividends, interest and other receivables	504,678
Receivable for securities sold	22,345

Total assets	573,190,265

LIABILITIES
Overdraft payable of foreign cash	141,839
Collateral held for loaned securities	31,820,325
Payable for securities purchased	516,374
Investment management fees payable	383,476
Distribution fees payable—Class IB	60,487
Administrative fees payable	48,038
Payable to Separate Accounts for Trust shares redeemed	27,005
Trustees’ fees payable	1,232
Accrued expenses	39,634

Total liabilities	33,038,410

NET ASSETS	$540,151,855

Net assets were comprised of:
Paid in capital	$544,058,193
Accumulated overdistributed net investment income	(19,511)
Accumulated overdistributed net realized gain	(907,144)
Unrealized depreciation on investments and foreign currency translations	(2,979,683)

Net assets	$540,151,855

Class IA
Net asset value, offering and redemption price per share, $250,992,862 / 22,555,862 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.13

Class IB
Net asset value, offering and redemption price per share, $289,158,993 / 25,984,725 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.13

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends (net of $48,858 foreign withholding tax)	$5,119,056
Interest	1,259,539
Securities lending (net)	16,404

Total income	6,394,999

EXPENSES
Investment management fees	2,558,922
Distribution fees—Class IB	474,939
Administrative fees	333,452
Printing and mailing expenses	56,325
Professional fees	54,895
Recoupment fees	51,968
Custodian fees	51,000
Trustees’ fees	4,692
Miscellaneous	8,922

Gross expenses	3,595,115
Less: Fees paid indirectly	(82,550)

Net expenses	3,512,565

NET INVESTMENT INCOME	2,882,434

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on securities	469,645
Foreign currency transactions	(71,379)

Net realized gain	398,266

Change in unrealized depreciation on:
Securities	(5,012,069)
Foreign currency translations	(2,409)

Net change in unrealized depreciation	(5,014,478)

NET REALIZED AND UNREALIZED LOSS	(4,616,212)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,733,778)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	August 31, 2006* to December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,882,434	$100,826
Net realized gain (loss) on investments and foreign currency transactions	398,266	(6,574)
Net change in unrealized appreciation (depreciation) on investments	(5,014,478)	2,034,795

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,733,778)	2,129,047

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,658,145)	(5,921)
Class IB	(1,182,959)	(107,281)

	(2,841,104)	(113,202)

Distributions from net realized capital gains
Class IA	(720,933)	(39)
Class IB	(830,588)	(1,042)

	(1,551,521)	(1,081)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,392,625)	(114,283)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 22,404,231 and 97,594 shares, respectively ]	256,340,334	1,052,791
Capital shares issued in reinvestment of dividends and distributions [ 218,181 and 550 shares, respectively ]	2,379,078	5,960
Capital shares repurchased [ (314,652) and (42) shares, respectively ]	(3,567,565)	(453)

Total Class IA transactions	255,151,847	1,058,298

Class IB
Capital shares sold [ 22,468,505 and 6,077,970 shares, respectively ]	251,585,168	63,805,116
Capital shares issued in reinvestment of dividends and distributions [ 184,634 and 9,995 shares, respectively ]	2,013,547	108,323
Capital shares repurchased [ (2,641,662) and (264,717) shares, respectively ]	(29,683,711)	(2,775,094)

Total Class IB transactions	223,915,004	61,138,345

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	479,066,851	62,196,643

TOTAL INCREASE IN NET ASSETS	472,940,448	64,211,407
NET ASSETS:
Beginning of period	67,211,407	3,000,000

End of period (a)	$540,151,855	$67,211,407

(a) Includes accumulated overdistributed net investment income of	$(19,511)	$(7,297)

* The portfolio commenced operations on August 31, 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $3,033,481,017) (Securities on loan at market value $175,166,064)	$3,842,635,931
Cash	36,625
Cash held as collateral at broker	105,000
Dividends, interest and other receivables	5,384,774
Receivable from Separate Accounts for Trust shares sold	3,267,561
Receivable for securities sold	896,089
Other assets	3,955

Total assets	3,852,329,935

LIABILITIES
Collateral held for loaned securities	178,374,622
Payable to Separate Accounts for Trust shares redeemed	6,978,159
Payable for securities purchased	1,644,867
Investment management fees payable	786,373
Distribution fees payable—Class IB	443,061
Administrative fees payable	319,608
Trustees’ fees payable	79,213
Variation margin payable on futures contracts	14,525
Accrued expenses	1,116

Total liabilities	188,641,544

NET ASSETS	$3,663,688,391

Net assets were comprised of:
Paid in capital	$2,855,621,153
Accumulated undistributed net investment income	428,883
Accumulated overdistributed net realized gain	(1,535,214)
Unrealized appreciation on investments and futures	809,173,569

Net assets	$3,663,688,391

Class IA
Net asset value, offering and redemption price per share, $1,600,697,444 / 61,454,843 shares outstanding (unlimited amount authorized: $0.01 par value)	$26.05

Class IB
Net asset value, offering and redemption price per share, $2,062,990,947 / 79,588,636 shares outstanding (unlimited amount authorized: $0.01 par value)	$25.92

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends	$73,393,722
Interest	519,765
Securities lending (net)	424,468

Total income	74,337,955

EXPENSES
Investment management fees	9,490,918
Distribution fees—Class IB	5,374,633
Administrative fees	3,856,685
Printing and mailing expenses	567,809
Professional fees	104,218
Custodian fees	85,000
Trustees’ fees	73,537
Miscellaneous	107,730

Total expenses	19,660,530

NET INVESTMENT INCOME	54,677,425

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	118,987,776
Futures	(597,878)

Net realized gain	118,389,898

Net increase from payment by affiliate	1,583,804

Change in unrealized appreciation on:
Securities	16,104,254
Futures	24,255

Net change in unrealized appreciation	16,128,509

NET REALIZED AND UNREALIZED GAIN	136,102,211

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$190,779,636

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$54,677,425	$51,701,295
Net realized gain on investments	118,389,898	103,365,419
Net increase from payment by affiliate	1,583,804	—
Net change in unrealized appreciation on investments and futures	16,128,509	356,895,699

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	190,779,636	511,962,413

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(25,946,896)	(24,589,697)
Class IB	(28,211,630)	(27,234,837)

	(54,158,526)	(51,824,534)

Distributions from net realized capital gains
Class IA	(44,909,900)	(47,913,231)
Class IB	(58,310,147)	(63,959,209)

	(103,220,047)	(111,872,440)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(157,378,573)	(163,696,974)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,352,092 and 3,189,957 shares, respectively ]	117,625,046	79,478,893
Capital shares issued in reinvestment of dividends and distributions [ 2,764,286 and 2,802,273 shares, respectively ]	70,856,796	72,502,928
Capital shares repurchased [ (7,992,690) and (10,031,156) shares, respectively ]	(217,003,136)	(248,436,405)

Total Class IA transactions	(28,521,294)	(96,454,584)

Class IB
Capital shares sold [ 9,928,570 and 9,283,652 shares, respectively ]	267,454,583	229,489,063
Capital shares issued in reinvestment of dividends and distributions [ 3,391,509 and 3,542,313 shares, respectively ]	86,521,777	91,194,046
Capital shares repurchased [ (16,807,797) and (15,976,639) shares, respectively ]	(453,421,102)	(393,317,000)

Total Class IB transactions	(99,444,742)	(72,633,891)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(127,966,036)	(169,088,475)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(94,564,973)	179,176,964
NET ASSETS:
Beginning of year	3,758,253,364	3,579,076,400

End of year (a)	$3,663,688,391	$3,758,253,364

(a) Includes accumulated undistributed (overdistributed) net investment income of	$428,883	$(90,016)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $731,121,672)	$773,773,606
Cash	36,927,318
Foreign cash (Cost $5,811,408)	5,818,321
Dividends, interest and other receivables	15,135,007
Unrealized appreciation of forward foreign currency contracts	8,537,145
Receivable from Separate Accounts for Trust shares sold	2,431,209
Receivable for securities sold	149,279
Other assets	752

Total assets	842,772,637

LIABILITIES
Unrealized depreciation of forward foreign currency contracts	3,020,266
Investment management fees payable	461,440
Payable to Separate Accounts for Trust shares redeemed	89,555
Administrative fees payable	71,859
Distribution fees payable—Class IB	47,708
Recoupment fees payable	18,631
Trustees’ fees payable	2,489
Accrued expenses	40,971

Total liabilities	3,752,919

NET ASSETS	$839,019,718

Net assets were comprised of:
Paid in capital	$788,379,969
Accumulated undistributed net investment income	3,938,269
Accumulated overdistributed net realized gain	(1,743,935)
Unrealized appreciation on investments and foreign currency translations	48,445,415

Net assets	$839,019,718

Class IA
Net asset value, offering and redemption price per share, $604,148,972 / 56,113,036 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.77

Class IB
Net asset value, offering and redemption price per share, $234,870,746 / 21,822,153 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.76

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

INVESTMENT INCOME
Interest (net of $3,059 foreign withholding tax)	$29,516,012
Securities lending (net)	46

Total income	29,516,058

EXPENSES
Investment management fees	4,025,604
Administrative fees	609,940
Distribution fees—Class IB	360,024
Custodian fees	153,500
Printing and mailing expenses	95,528
Professional fees	63,707
Recoupment fees	46,803
Trustees’ fees	9,762
Miscellaneous	5,149

Total expenses	5,370,017

NET INVESTMENT INCOME	24,146,041

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities	(1,739,156)
Foreign currency transactions	(749,237)

Net realized loss	(2,488,393)

Change in unrealized appreciation on:
Securities	31,320,294
Foreign currency translations	7,485,290

Net change in unrealized appreciation	38,805,584

NET REALIZED AND UNREALIZED GAIN	36,317,191

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,463,232

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$24,146,041	$6,951,514
Net realized loss on investments and foreign currency transactions	(2,488,393)	(4,886,411)
Net change in unrealized appreciation on investments and foreign currency translations	38,805,584	9,661,084

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	60,463,232	11,726,187

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(14,457,874)	(844,079)
Class IB	(5,015,771)	(58,767)

	(19,473,645)	(902,846)

Distributions from net realized capital gains
Class IA	(305,676)	(515,530)
Class IB	(86,887)	(180,030)

	(392,563)	(695,560)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(19,866,208)	(1,598,406)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 29,429,250 and 27,552,368 shares, respectively ]	302,964,851	269,630,690
Capital shares issued in reinvestment of dividends and distributions [ 1,391,939 and 135,332 shares, respectively ]	14,763,550	1,359,609
Capital shares repurchased [ (1,708,718) and (697,135) shares, respectively ]	(17,838,982)	(6,921,186)

Total Class IA transactions	299,889,419	264,069,113

Class IB
Capital shares sold [ 14,736,720 and 9,931,260 shares, respectively ]	155,725,369	98,072,257
Capital shares issued in reinvestment of dividends and distributions [ 481,173 and 23,778 shares, respectively ]	5,102,658	238,797
Capital shares repurchased [ (2,982,327) and (1,591,040) shares, respectively ]	(31,107,311)	(15,734,755)

Total Class IB transactions	129,720,716	82,576,299

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	429,610,135	346,645,412

TOTAL INCREASE IN NET ASSETS	470,207,159	356,773,193
NET ASSETS:
Beginning of year	368,812,559	12,039,366

End of year (a)	$839,019,718	$368,812,559

(a) Includes accumulated undistributed net investment income of	$3,938,269	$19,206

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $224,096,723) (Securities on loan at market value $13,756,913)	$244,525,397
Receivable for securities sold	1,509,977
Receivable from Separate Accounts for Trust shares sold	177,012
Dividends, interest and other receivables	124,622
Other assets	150

Total assets	246,337,158

LIABILITIES
Collateral held for loaned securities	14,266,753
Payable for securities purchased	1,332,887
Payable to Separate Accounts for Trust shares redeemed	163,135
Investment management fees payable	128,288
Recoupment fees payable	55,119
Distribution fees payable—Class IB	49,230
Administrative fees payable	22,442
Trustees’ fees payable	1,842
Accrued expenses	68,279

Total liabilities	16,087,975

NET ASSETS	$230,249,183

Net assets were comprised of:
Paid in capital	$207,184,155
Accumulated overdistributed net investment income	(1,403)
Accumulated net realized gain	2,637,757
Unrealized appreciation on investments	20,428,674

Net assets	$230,249,183

Class IA
Net asset value, offering and redemption price per share, $523,397 / 56,956 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.19

Class IB
Net asset value, offering and redemption price per share, $229,725,786 / 25,297,306 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.08

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends	$1,923,818
Interest	175,580
Securities lending (net)	12,120

Total income	2,111,518

EXPENSES
Investment management fees	1,291,355
Distribution fees—Class IB	496,055
Administrative fees	230,256
Recoupment fees	164,382
Professional fees	49,573
Printing and mailing expenses	30,152
Custodian fees	4,999
Trustees’ fees	3,618
Miscellaneous	15,125

Gross expenses	2,285,515
Less: Fees paid indirectly	(51,023)

Net expenses	2,234,492

NET INVESTMENT LOSS	(122,974)

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	13,536,925
Net change in unrealized appreciation on securities	5,217,630

NET REALIZED AND UNREALIZED GAIN	18,754,555

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,631,581

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(122,974)	$(159,947)
Net realized gain on investments	13,536,925	18,404,543
Net change in unrealized appreciation (depreciation) on investments	5,217,630	(7,633,920)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	18,631,581	10,610,676

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(25,170)	(16,561)
Class IB	(11,701,212)	(18,624,688)

TOTAL DISTRIBUTIONS	(11,726,382)	(18,641,249)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 44,831 and 2,751 shares, respectively ]	435,890	25,512
Capital shares issued in reinvestment of distributions [ 2,787 and 1,892 shares, respectively ]	25,170	16,561
Capital shares repurchased [ (9,508) and (6,260) shares, respectively ]	(93,140)	(56,560)

Total Class IA transactions	367,920	(14,487)

Class IB
Capital shares sold [ 9,259,278 and 3,471,599 shares, respectively ]	88,482,327	31,561,310
Capital shares issued in reinvestment of distributions [ 1,307,850 and 2,145,912 shares, respectively ]	11,701,212	18,624,688
Capital shares repurchased [ (6,650,015) and (5,762,392) shares, respectively ]	(61,379,590)	(52,495,708)

Total Class IB transactions	38,803,949	(2,309,710)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	39,171,869	(2,324,197)

TOTAL INCREASE (DECREASE) IN NET ASSETS	46,077,068	(10,354,770)
NET ASSETS:
Beginning of year	184,172,115	194,526,885

End of year (a)	$230,249,183	$184,172,115

(a) Includes accumulated overdistributed net investment income	$(1,403)	$(1,236)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $1,863,477,604) (Securities on loan at market value $259,480,287)	$1,945,668,466
Foreign Currency (Cost $3,143,008)	3,154,706
Receivable for securities sold	2,094,412
Dividends, interest and other receivables	1,081,045
Receivable from Separate Accounts for Trust shares sold	789,347
Other assets	1,448

Total assets	1,952,789,424

LIABILITIES
Overdraft payable	250,095
Collateral held for loaned securities	267,335,838
Payable for securities purchased	7,833,300
Payable to Separate Accounts for Trust shares redeemed	1,361,825
Investment management fees payable	882,352
Distribution fees payable—Class IB	344,956
Administrative fees payable	147,134
Trustees’ fees payable	13,953
Accrued expenses	606

Total liabilities	278,170,059

NET ASSETS	$1,674,619,365

Net assets were comprised of:
Paid in capital	$1,587,885,296
Accumulated net investment loss	(10,970)
Accumulated undistributed net realized gain	4,521,966
Unrealized appreciation on investments and foreign currency translations	82,223,073

Net assets	$1,674,619,365

Class IA
Net asset value, offering and redemption price per share, $63,362,788 / 6,278,290 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.09

Class IB
Net asset value, offering and redemption price per share, $1,611,256,577 / 161,830,125 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.96

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends (net of $45,512 foreign withholding tax)	$11,805,555
Interest	3,270,602
Securities lending (net)	670,344

Total income	15,746,501

EXPENSES
Investment management fees	11,379,206
Distribution fees—Class IB	4,042,144
Administrative fees	1,717,086
Printing and mailing expenses	249,556
Custodian fees	90,000
Professional fees	74,043
Trustees’ fees	30,550
Miscellaneous	50,071

Gross expenses	17,632,656
Less: Waiver from investment advisor	(1,036,981)
Fees paid indirectly	(57,323)

Net expenses	16,538,352

NET INVESTMENT LOSS	(791,851)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	186,068,935
Foreign currency transactions	384,626

Net realized gain	186,453,561

Change in unrealized appreciation (depreciation) on:
Securities	(62,369,797)
Foreign currency translations	21,234

Net change in unrealized depreciation	(62,348,563)

NET REALIZED AND UNREALIZED GAIN	124,104,998

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$123,313,147

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(791,851)	$41,874
Net realized gain on investments and foreign currency transactions	186,453,561	121,487,378
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(62,348,563)	37,584,845

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	123,313,147	159,114,097

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(132,576)
Class IB	—	(95,430)

	—	(228,006)

Distributions from net realized capital gains
Class IA	(8,272,057)	(2,687,098)
Class IB	(217,862,589)	(101,960,235)

	(226,134,646)	(104,647,333)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(226,134,646)	(104,875,339)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,379,992 and 3,355,154 shares, respectively ]	15,863,126	35,963,756
Capital shares issued in reinvestment of dividends and distributions [ 816,463 and 266,829 shares, respectively ]	8,272,057	2,819,674
Capital shares repurchased [ (701,207) and (148,760) shares, respectively ]	(8,006,862)	(1,599,607)

Total Class IA transactions	16,128,321	37,183,823

Class IB
Capital shares sold [ 19,594,182 and 21,125,807 shares, respectively ]	223,108,124	223,857,501
Capital shares issued in reinvestment of dividends and distributions [ 21,718,984 and 9,903,857 shares, respectively ]	217,862,589	102,055,665
Capital shares repurchased [ (21,937,832) and (19,264,128) shares, respectively ]	(247,897,042)	(203,162,753)

Total Class IB transactions	193,073,671	122,750,413

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	209,201,992	159,934,236

TOTAL INCREASE IN NET ASSETS	106,380,493	214,172,994
NET ASSETS:
Beginning of year	1,568,238,872	1,354,065,878

End of year (a)	$1,674,619,365	$1,568,238,872

(a) Includes accumulated net investment loss and overdistributed net investment income of	$(10,970)	$(20,977)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $1,028,333,993) (Securities on loan at market value $140,144,684)	$996,651,356
Repurchase Agreement (Amortized Cost $134,056,803)	134,056,803
Cash	189,722
Dividends, interest and other receivables	11,579,344
Receivable from Separate Accounts for Trust shares sold	1,464,081
Receivable for securities sold	304,527

Total assets	1,144,245,833

LIABILITIES
Collateral held for loaned securities	145,056,803
Payable for securities purchased	8,394,106
Investment management fees payable	738,299
Payable to Separate Accounts for Trust shares redeemed	340,638
Distribution fees payable—Class IB	150,182
Administrative fees payable	85,263
Recoupment fees payable	15,388
Trustees’ fees payable	2,353
Accrued expenses	55,796

Total liabilities	154,838,828

NET ASSETS	$989,407,005

Net assets were comprised of:
Paid in capital	$1,028,135,992
Accumulated undistributed net investment income	601,937
Accumulated overdistributed net realized gain	(7,649,596)
Unrealized depreciation on investments and foreign currency translations	(31,681,328)

Net assets	$989,407,005

CLASS IA
Net asset value, offering and redemption price per share, $275,884,484 / 26,846,115 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.28

Class IB
Net asset value, offering and redemption price per share, $713,522,521 / 69,422,485 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.28

STATEMENT OF OPERATIONS
For Year Ended December 31, 2007

INVESTMENT INCOME
Interest	$28,344,460
Dividends (net of $60,444 foreign withholding tax)	8,923,046
Securities lending (net)	369,705

Total income	37,637,211

EXPENSES
Investment management fees	5,267,827
Distribution fees—Class IB	1,257,393
Administrative fees	619,987
Printing and mailing expenses	104,623
Professional fees	65,936
Recoupment fees	50,253
Custodian fees	16,000
Trustees’ fees	9,472
Miscellaneous	7,799

Gross expenses	7,399,290
Less: Fees paid indirectly	(3,179)

Net expenses	7,396,111

NET INVESTMENT INCOME	30,241,100

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(5,653,650)
Foreign currency transactions	9,321

Net realized loss	(5,644,329)

Change in unrealized appreciation (depreciation) on:
Securities	(34,162,089)
Foreign currency translations	1,309

Net change in unrealized depreciation	(34,160,780)

NET REALIZED AND UNREALIZED LOSS	(39,805,109)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,564,009)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	September 15, 2006* to December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$30,241,100	$871,668
Net realized gain (loss) on investments and foreign currency transactions	(5,644,329)	240,808
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(34,160,780)	2,479,452

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,564,009)	3,591,928

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(8,495,464)	(10,710)
Class IB	(21,231,060)	(807,228)

	(29,726,524)	(817,938)

Distributions from net realized capital gains
Class IA	(564,647)
Class IB	(1,686,157)	—

	(2,250,804)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(31,977,328)	(817,938)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 25,810,601 and 0 shares, respectively ]	279,009,357	—
Capital shares issued in reinvestment of dividends and distributions [ 884,485 and 1,029 shares, respectively ]	9,060,111	10,710

Total Class IA transactions	288,069,468	10,710

Class IB
Capital shares sold [ 59,992,968 and 14,669,939 shares, respectively ]	645,899,598	150,025,966
Capital shares issued in reinvestment of dividends and distributions [ 2,235,593 and 77,590 shares, respectively ]	22,917,217	807,228
Capital shares repurchased [ (7,586,053) and (117,552) shares, respectively ]	(81,352,984)	(1,202,851)

Total Class IB transactions	587,463,831	149,630,343

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	875,533,299	149,641,053

TOTAL INCREASE IN NET ASSETS	833,991,962	152,415,043
NET ASSETS:
Beginning of period	155,415,043	3,000,000

End of period (a)	$989,407,005	$155,415,043

(a) Includes accumulated undistributed net investment income of	$601,937	$89,245

* The Portfolio commenced operations on September 15, 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $380,722,771) (Securities on loan at market value $95,600,251)	$332,667,263
Repurchase Agreement (Amortized cost $91,250,788)	91,250,788
Receivable from Separate Accounts for Trust shares sold	577,780
Dividends, interest and other receivables	337,322

Total assets	424,833,153

LIABILITIES
Overdraft payable	1,312,894
Collateral held for loaned securities	99,250,788
Payable for securities purchased	9,588,330
Investment management fees payable	230,706
Administrative fees payable	29,438
Payable to Separate Accounts for Trust shares redeemed	26,598
Distribution fees payable—Class IB	14,556
Trustees’ fees payable	717
Accrued expenses	41,872

Total liabilities	110,495,899

NET ASSETS	$314,337,254

Net assets were comprised of:
Paid in capital	$362,648,090
Accumulated overdistributed net investment income	(261)
Accumulated overdistributed net realized gain	(255,067)
Unrealized depreciation on investments	(48,055,508)

Net assets	$314,337,254

Class IA
Net asset value, offering and redemption price per share, $246,845,639 / 25,093,517 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.84

Class IB
Net asset value, offering and redemption price per share, $67,491,615 / 6,858,546 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.84

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends (net of $3,341 foreign withholding tax)	$2,972,663
Interest	633,740
Securities lending (net)	274,181

Total income	3,880,584

EXPENSES
Investment management fees	1,630,134
Administrative fees	212,572
Distribution fees—Class IB	140,767
Professional fees	49,791
Custodian fees	35,999
Printing and mailing expenses	34,441
Trustees’ fees	2,722
Miscellaneous	6,451

Gross expenses	2,112,877
Less: Waiver from investment advisor	(71,672)

Net expenses	2,041,205

NET INVESTMENT INCOME	1,839,379

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	752,035
Net change in unrealized depreciation on securities	(48,669,375)

NET REALIZED AND UNREALIZED LOSS	(47,917,340)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(46,077,961)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	September 15, 2006* to December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,839,379	$23,012
Net realized gain on investments	752,035	9,970
Net change in unrealized appreciation (depreciation) on investments	(48,669,375)	613,867

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(46,077,961)	646,849

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,597,390)	(3,695)
Class IB	(272,980)	(23,865)

	(1,870,370)	(27,560)

Distributions from net realized capital gains
Class IA	(793,754)	—
Class IB	(223,406)	—

	(1,017,160)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,887,530)	(27,560)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 25,015,432 and 60,502 shares, respectively ]	286,246,415	656,622
Capital shares issued in reinvestment of dividends and distributions [ 247,103 and 341 shares, respectively ]	2,391,144	3,695
Capital shares repurchased [ (379,861) and (0) shares, respectively ]	(4,134,341)	—

Total Class IA transactions	284,503,218	660,317

Class IB
Capital shares sold [ 8,106,076 and 1,752,653 shares, respectively ]	90,730,387	18,627,946
Capital shares issued in reinvestment of dividends and distributions [ 51,257 and 2,201 shares, respectively ]	496,386	23,865
Capital shares repurchased [ (3,072,022) and (131,619) shares, respectively ]	(33,952,615)	(1,406,048)

Total Class IB transactions	57,274,158	17,245,763

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	341,777,376	17,906,080

TOTAL INCREASE IN NET ASSETS	292,811,885	18,525,369
NET ASSETS:
Beginning of period	21,525,369	3,000,000

End of period (a)	$314,337,254	$21,525,369

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(261)	$54

* The Portfolio commenced operations on September 15, 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $180,799,536) (Securities on loan at market value $34,058,167)	$177,489,405
Repurchase Agreement (Amortized cost $24,743,656)	24,743,656
Foreign cash (Cost $750)	728
Receivable from Separate Accounts for Trust shares sold	256,804
Dividends, interest and other receivables	221,209
Receivable for securities sold	143,529
Other assets	20

Total assets	202,855,351

LIABILITIES
Overdraft payable	99,493
Collateral held for loaned securities	24,743,656
Payable for securities purchased	1,808,681
Investment management fees payable	134,481
Payable to Separate Accounts for Trust shares redeemed	111,937
Distribution fees payable—Class IB	35,079
Administrative fees payable	17,610
Trustees’ fees payable	1,023
Accrued expenses	62,322

Total liabilities	27,014,282

NET ASSETS	$175,841,069

Net assets were comprised of:
Paid in capital	$176,966,428
Accumulated undistributed net investment income	133,210
Accumulated undistributed net realized gain	2,048,441
Unrealized depreciation on investments and foreign currency translations	(3,307,010)

Net assets	$175,841,069

Class IA*
Net asset value, offering and redemption price per share, $10,579,625 / 865,887 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.22

Class IB
Net asset value, offering and redemption price per share, $165,261,444 / 13,509,883 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.23

*	Class IA commenced operations on June 8, 2007.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends (net of $53 foreign withholding tax)	$1,980,900
Interest	1,446,604
Securities lending (net)	54,375

Total income	3,481,879

EXPENSES
Investment management fees	1,414,814
Distribution fees—Class IB	379,253
Administrative fees	188,456
Recoupment fees	58,797
Professional fees	47,498
Custodian fees	30,000
Printing and mailing expenses	24,503
Trustees’ fees	2,749
Miscellaneous	11,365

Gross expenses	2,157,435
Less: Fees paid indirectly	(46,652)

Net expenses	2,110,783

NET INVESTMENT INCOME	1,371,096

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	9,390,008
Foreign currency transactions	10,469

Net realized gain	9,400,477

Change in unrealized appreciation (depreciation) on:
Securities	(7,532,658)
Foreign currency translations	3,050

Net change in unrealized depreciation	(7,529,608)

NET REALIZED AND UNREALIZED GAIN	1,870,869

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,241,965

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,371,096	$1,576,319
Net realized gain on investments and foreign currency transactions	9,400,477	3,506,488
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(7,529,608)	3,900,798

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,241,965	8,983,605

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(101,326)	—
Class IB	(1,149,127)	(1,977,201)

	(1,250,453)	(1,977,201)

Distributions from net realized capital gains
Class IA	(457,575)	—
Class IB	(7,037,783)	(2,942,753)

	(7,495,358)	(2,942,753)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(8,745,811)	(4,919,954)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 905,160 and 0 shares, respectively ]	12,117,101	—
Capital shares issued in reinvestment of dividends and distributions [ 45,919 and 0 shares, respectively ]	558,901	—
Capital shares repurchased [ (85,192) and (0) shares, respectively ]	(1,110,246)	—

Total Class IA transactions	11,565,756	—

Class IB
Capital shares sold [ 6,308,628 and 6,624,798 shares, respectively ]	81,788,590	81,466,130
Capital shares issued in reinvestment of dividends and distributions [ 671,863 and 396,894 shares, respectively ]	8,186,910	4,919,954
Capital shares repurchased [ (2,714,007) and (1,400,221) shares, respectively ]	(35,287,583)	(17,398,505)

Total Class IB transactions	54,687,917	68,987,579

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	66,253,673	68,987,579

TOTAL INCREASE IN NET ASSETS	60,749,827	73,051,230
NET ASSETS:
Beginning of year	115,091,242	42,040,012

End of year (a)	$175,841,069	$115,091,242

(a) Includes accumulated undistributed (overdistributed) net investment income of	$133,210	$(410,662)

* Class IA commenced operations on June 8, 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value:
(Securities on loan at market value $389,129,642). Unaffiliated issuers (Cost $1,263,108,105)	$1,453,522,931
Affiliated issuers (Cost $10,922,024)	14,924,806
Repurchase Agreement (Amortized Cost $247,481,253)	247,481,253
Cash	5,234,931
Foreign cash (Cost $20,762)	21,059
Receivable for securities sold	4,291,754
Receivable from Separate Accounts for Trust shares sold	1,981,146
Dividends, interest and other receivables	1,317,932
Other assets	868

Total assets	1,728,776,680

LIABILITIES
Collateral held for loaned securities	358,922,978
Payable for securities purchased	28,750,660
Payable to Separate Accounts for Trust shares redeemed	980,290
Investment management fees payable	829,094
Distribution fees payable—Class IB	212,436
Administrative fees payable	114,598
Variation margin payable on futures contracts	19,250
Trustees’ fees payable	4,452
Accrued expenses	65,039

Total liabilities	389,898,797

NET ASSETS	$1,338,877,883

Net assets were comprised of:
Paid in capital	$1,120,532,950
Accumulated undistributed net investment income	199,346
Accumulated undistributed net realized gain	23,440,982
Unrealized appreciation on investments, futures, and foreign currency translations	194,704,605

Net assets	$1,338,877,883

Class IA*
Net asset value, offering and redemption price per share, $337,261,065 / 10,692,836 shares outstanding (unlimited amount authorized: $0.01 par value)	$31.54

Class IB
Net asset value, offering and redemption price per share, $1,001,616,818 / 31,709,993 shares outstanding (unlimited amount authorized: $0.01 par value)	$31.59

*	Class IA commenced operations on July 13, 2007.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends (including $1,223,913 of dividend income received from affiliates)	$10,121,329
Interest	6,783,261
Securities lending (net)	547,885

Total income	17,452,475

EXPENSES
Investment management fees	7,470,395
Distribution fees—Class IB	2,294,164
Administrative fees	1,019,756
Printing and mailing expenses	153,321
Professional fees	70,323
Trustees’ fees	17,166
Miscellaneous	25,547

Gross expenses	11,050,672
Less: Fees paid indirectly	(231,791)

Net expenses	10,818,881

NET INVESTMENT INCOME	6,633,594

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	73,033,797
Futures	517,065
Foreign currency transactions	2,663

Net realized gain	73,553,525

Change in unrealized appreciation (depreciation) on:
Securities	(17,732,001)
Futures	283,950
Foreign currency translations	3,047

Net change in unrealized depreciation	(17,445,004)

NET REALIZED AND UNREALIZED GAIN	56,108,521

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,742,115

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,633,594	$2,124,426
Net realized gain on investments and foreign currency transactions	73,553,525	34,889,635
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(17,445,004)	74,268,623

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	62,742,115	111,282,684

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2,147,292)	—
Class IB	(4,287,855)	(5,751,211)

	(6,435,147)	(5,751,211)

Distributions from net realized capital gains
Class IA	(10,925,488)	—
Class IB	(35,528,887)	(34,842,452)

	(46,454,375)	(34,842,452)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(52,889,522)	(40,593,663)

CAPITAL SHARES TRANSACTIONS:
Class IA*
Capital shares sold [ 10,311,582 and 0 shares, respectively ]	345,162,658	—
Capital shares issued in reinvestment of dividends and distributions [ 425,123 and 0 shares, respectively ]	13,072,780	—
Capital shares repurchased [ (43,869) and (0) shares, respectively ]	(1,436,647)	—

Total Class IA transactions	356,798,791	—

Class IB
Capital shares sold [ 11,995,788 and 5,591,517 shares, respectively ]	393,301,154	163,061,065
Capital shares issued in reinvestment of dividends and distributions [ 1,290,466 and 1,375,501 shares, respectively ]	39,816,742	40,593,663
Capital shares repurchased [ (5,708,145) and (4,648,122) shares, respectively ]	(188,010,761)	(134,178,811)

Total Class IB transactions	245,107,135	69,475,917

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	601,905,926	69,475,917

TOTAL INCREASE IN NET ASSETS	611,758,519	140,164,938
NET ASSETS:
Beginning of year	727,119,364	586,954,426

End of year (a)	$1,338,877,883	$727,119,364

(a) Includes accumulated undistributed (overdistributed) net investment income of	$199,346	$(3,601,764)

* Class IA commenced operations on July 13, 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $102,678,641) (Securities on loan at market value $11,357,830)	$103,346,788
Receivable for forward commitments	12,707,914
Dividends, interest and other receivables	729,830
Receivable for securities sold	438,807
Receivable from Separate Accounts for Trust shares sold	16,940
Other assets	425

Total assets	117,240,704

LIABILITIES
Overdraft payable	245,447
Payable for securities purchased	18,996,629
Collateral held for loaned securities	9,930,207
Payable for forward commitments	9,450,430
Securities sold short (Proceeds received $3,662,438)	3,693,937
Payable to Separate Accounts for Trust shares redeemed	90,749
Investment management fees payable	31,875
Administrative fees payable	8,974
Recoupment fees payable	6,240
Trustees’ fees payable	1,193
Accrued expenses	107,073

Total liabilities	42,562,754

NET ASSETS	$74,677,950

Net assets were comprised of:
Paid in capital	$75,264,043
Accumulated overdistributed net investment income	(413)
Accumulated net realized loss	(1,222,328)
Unrealized appreciation on investments	636,648

Net assets	$74,677,950

Class IA
Net asset value, offering and redemption price per share, $74,677,950 / 6,815,020 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.96

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

INVESTMENT INCOME
Interest	$3,985,130
Securities lending (net)	27,178

Total income	4,012,308

EXPENSES
Investment management fees	402,694
Administrative fees	111,181
Professional fees	45,609
Printing and mailing expenses	11,561
Custodian fees	2,500
Trustees’ fees	1,491
Miscellaneous	9,477

Total expenses	584,513

NET INVESTMENT INCOME	3,427,795

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	491,663

Change in unrealized appreciation (depreciation) on:
Securities	1,243,374
Securities sold short	(31,499)

Net change in unrealized appreciation	1,211,875

NET REALIZED AND UNREALIZED GAIN	1,703,538

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,131,333

STATEMENT OF CHANGES IN NET ASSETS

	Year End December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,427,795	$3,751,540
Net realized gain (loss) on investments	491,663	(1,236,727)
Net change in unrealized appreciation on investments	1,211,875	733,109

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,131,333	3,247,922

DIVIDENDS:
Class IA
Dividends from net investment income	(3,463,116)	(3,942,731)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 460,507 and 64,344 shares, respectively ]	5,078,447	706,504
Capital shares issued in reinvestment of dividends [ 318,116 and 365,456 shares, respectively ]	3,463,116	3,942,731
Capital shares repurchased [ (2,067,517) and (2,190,569) shares, respectively ]	(22,807,039)	(23,992,293)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(14,265,476)	(19,343,058)

TOTAL DECREASE IN NET ASSETS	(12,597,259)	(20,037,867)
NET ASSETS:
Beginning of year	87,275,209	107,313,076

End of year (a)	$74,677,950	$87,275,209

(a) Includes accumulated overdistributed net investment income of	$(413)	$(305)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $357,824,591) (Securities on loan at market value $25,952,410)	$386,981,248
Foreign cash (Cost $98,299)	97,448
Receivable from Separate Accounts for Trust shares sold	1,882,008
Dividends, interest and other receivables	284,810
Other assets	192

Total assets	389,245,706

LIABILITIES
Collateral held for loaned securities	27,159,716
Investment management fees payable	254,678
Payable to Separate Accounts for Trust shares redeemed	245,729
Payable for securities purchased	135,596
Distribution fees payable—Class IB	74,905
Administrative fees payable	32,749
Trustees’ fees payable	934
Accrued expenses	57,277

Total liabilities	27,961,584

NET ASSETS	$361,284,122

Net assets were comprised of:
Paid in capital	$326,189,877
Accumulated net investment income	293,540
Accumulated undistributed net realized gain	5,634,456
Unrealized appreciation on investments and foreign currency translations	29,166,249

Net assets	$361,284,122

Class IB
Net asset value, offering and redemption price per share, $361,284,122 / 49,882,400 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.24

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends (net of $410,055 foreign withholding tax)	$4,539,604
Interest	410,130
Securities lending (net)	96,897

Total income	5,046,631

EXPENSES
Investment management fees	2,166,917
Distribution fees—Class IB	637,326
Custodian fees	299,999
Administrative fees	286,966
Professional fees	51,014
Printing and mailing expenses	40,696
Trustees’ fees	4,383
Miscellaneous	12,396

Total expenses	3,499,697

NET INVESTMENT INCOME	1,546,934

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	25,838,360
Foreign currency transactions	(23,423)

Net realized gain	25,814,937

Change in unrealized appreciation on:
Securities	6,708,019
Foreign currency translations	7,222

Net change in unrealized appreciation	6,715,241

NET REALIZED AND UNREALIZED GAIN	32,530,178

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,077,112

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,546,934	$1,148,282
Net realized gain on investments and foreign currency transactions	25,814,937	8,961,897
Net change in unrealized appreciation on investments and foreign currency translations	6,715,241	15,968,116

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	34,077,112	26,078,295

DIVIDENDS AND DISTRIBUTIONS:
Class IB
Dividends from net investment income	(1,709,475)	(1,125,445)

Class IB
Distributions from net realized capital gains	(12,208,884)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(13,918,359)	(1,125,445)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 35,957,009 and 19,063,242 shares, respectively ]	257,299,487	111,939,023
Capital shares issued in reinvestment of dividends and distributions [ 1,990,575 and 175,299 shares, respectively ]	13,918,359	1,125,445
Capital shares repurchased [ (13,439,842) and (7,892,327) shares, respectively ]	(94,991,055)	(46,198,885)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	176,226,791	66,865,583

TOTAL INCREASE IN NET ASSETS	196,385,544	91,818,433
NET ASSETS:
Beginning of year	164,898,578	73,080,145

End of year (a)	$361,284,122	$164,898,578

(a) Includes accumulated (overdistributed) net investment income of	293,540	$(10,326)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $3,222,659,191) (Securities on loan at market value $126,532,331)	$3,179,168,556
Cash	166,701
Foreign cash (Cost $225,658)	226,268
Receivable for forward commitments	123,464,382
Dividends, interest and other receivables	12,451,519
Receivable from Separate Accounts for Trust shares sold	1,225,459
Unrealized appreciation of forward foreign currency contracts	806,921
Receivable for securities sold	259,224
Variation margin receivable on futures contracts	170,352
Other assets	1,500

Total assets	3,317,940,882

LIABILITIES
Payable for forward commitments	1,048,178,341
Collateral held for loaned securities	87,018,035
Securities sold short (Proceeds received $12,027,750)	12,064,000
Options written, at value (Premiums received $3,941,753)	4,678,469
Payable to Separate Accounts for Trust shares redeemed	1,348,979
Investment management fees payable	777,316
Distribution fees payable—Class IB	324,891
Administrative fees payable	186,389
Unrealized depreciation of forward foreign currency contracts	95,753
Trustees’ fees payable	20,710
Accrued expenses	41,813

Total liabilities	1,154,734,696

NET ASSETS	$2,163,206,186

Net assets were comprised of:
Paid in capital	$2,219,039,165
Accumulated overdistributed net investment income	(753,215)
Accumulated net realized loss	(10,237,427)
Unrealized depreciation on investments, securities sold short, options written, futures, and foreign currency translations	(44,842,337)

Net assets	$2,163,206,186

Class IA
Net asset value, offering and redemption price per share, $633,813,941 / 58,697,466 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.80

Class IB
Net asset value, offering and redemption price per share, $1,529,392,245 / 141,431,997 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.81

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

INVESTMENT INCOME
Interest (net of $3,715 foreign withholding tax)	$107,607,313
Securities lending (net)	426,348

Total income	108,033,661

EXPENSES
Investment management fees	8,299,118
Distribution fees—Class IB	3,854,304
Administrative fees	1,979,597
Printing and mailing expenses	293,808
Custodian fees	114,999
Professional fees	86,688
Trustees’ fees	34,798
Miscellaneous	45,308

Total expenses	14,708,620

NET INVESTMENT INCOME	93,325,041

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	14,643,326
Options written	1,636,608
Futures	(7,639,348)
Foreign currency transactions	(554,653)

Net realized gain	8,085,933

Change in unrealized appreciation (depreciation) on:
Securities	(40,715,541)
Securities sold short	(36,250)
Options written	(737,415)
Futures	(1,085,054)
Foreign currency translations	718,875

Net change in unrealized depreciation	(41,855,385)

NET REALIZED AND UNREALIZED LOSS	(33,769,452)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,555,589

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$93,325,041	$65,735,892
Net realized gain (loss) on investments and foreign currency transactions	8,085,933	(4,106,460)
Net change in unrealized depreciation on investments, securities sold short, options written, futures, and foreign currency translations	(41,855,385)	(2,222,640)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	59,555,589	59,406,792

DIVIDENDS:
Dividends from net investment income
Class IA	(28,678,567)	(4,713,271)
Class IB	(67,112,904)	(62,767,964)

TOTAL DIVIDENDS	(95,791,471)	(67,481,235)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 50,699,024 and 8,513,911 shares, respectively ]	563,062,389	96,569,844
Capital shares issued in reinvestment of dividends [ 2,678,844 and 428,988 shares, respectively ]	28,678,567	4,713,271
Capital shares repurchased [ (4,283,025) and (373,964) shares, respectively ]	(47,593,846)	(4,223,218)

Total Class IA transactions	544,147,110	97,059,897

Class IB
Capital shares sold [ 21,682,864 and 21,556,609 shares, respectively ]	240,848,957	239,300,786
Capital shares issued in reinvestment of dividends [ 6,259,226 and 5,706,058 shares, respectively ]	67,112,904	62,767,964
Capital shares repurchased [ (22,430,291) and (17,850,226) shares, respectively ]	(249,377,926)	(198,163,173)

Total Class IB transactions	58,583,935	103,905,577

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	602,731,045	200,965,474

TOTAL INCREASE IN NET ASSETS	566,495,163	192,891,031
NET ASSETS:
Beginning of year	1,596,711,023	1,403,819,992

End of year (a)	$2,163,206,186	$1,596,711,023

(a) Includes accumulated overdistributed net investment income of	$(753,215)	$(215,271)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $605,169,953) (Securities on loan at market value $38,304,777)	$598,717,299
Cash	687
Receivable for securities sold	3,209,440
Dividends, interest and other receivables	1,025,992
Receivable from Separate Accounts for Trust shares sold	19,593
Other assets	438

Total assets	602,973,449

LIABILITIES
Collateral held for loaned securities	39,222,159
Payable for securities purchased	1,287,620
Payable to Separate Accounts for Trust shares redeemed	469,582
Investment management fees payable	271,979
Distribution fees payable—Class IB	120,757
Administrative fees payable	51,399
Trustees’ fees payable	19,413
Accrued expenses	121,392

Total liabilities	41,564,301

NET ASSETS	$561,409,148

Net assets were comprised of:
Paid in capital	$565,886,225
Accumulated undistributed net investment income	226,258
Accumulated undistributed net realized gain	1,749,319
Unrealized depreciation on investments	(6,452,654)

Net assets	$561,409,148

Class IA
Net asset value, offering and redemption price per share, $1,889,872 / 162,537 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.63

Class IB
Net asset value, offering and redemption price per share, $559,519,276 / 47,995,462 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.66

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends (net of $5,949 foreign withholding tax)	$14,162,556
Interest	659,054
Securities lending (net)	48,574

Total income	14,870,184

EXPENSES
Investment management fees	3,847,370
Distribution fees—Class IB	1,597,959
Administrative fees	676,345
Printing and mailing expenses	93,392
Professional fees	54,275
Trustees’ fees	12,686
Custodian fees	4,999
Miscellaneous	49,772

Gross expenses	6,336,798
Less: Waiver from investment advisor	(248,506)

Net expenses	6,088,292

NET INVESTMENT INCOME	8,781,892

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	76,974,809
Net change in unrealized depreciation on securities	(90,774,858)

NET REALIZED AND UNREALIZED LOSS	(13,800,049)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,018,157)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,781,892	$9,183,800
Net realized gain on investments	76,974,809	51,776,406
Net change in unrealized appreciation (depreciation) on investments	(90,774,858)	51,722,560

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,018,157)	112,682,766

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(32,805)	(29,737)
Class IB	(8,492,344)	(9,148,581)

	(8,525,149)	(9,178,318)

Distributions from net realized capital gains
Class IA	(299,068)	(91,160)
Class IB	(88,678,216)	(33,007,978)

	(88,977,284)	(33,099,138)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(97,502,433)	(42,277,456)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 64,206 and 134,071 shares, respectively ]	943,433	1,911,386
Capital shares issued in reinvestment of dividends and distributions [ 28,060 and 8,539 shares, respectively ]	331,873	120,897
Capital shares repurchased [ (56,186) and (47,831) shares, respectively ]	(828,962)	(688,312)

Total Class IA transactions	446,344	1,343,971

Class IB
Capital shares sold [ 6,322,902 and 5,167,947 shares, respectively ]	92,999,434	71,476,485
Capital shares issued in reinvestment of dividends and distributions [ 8,215,632 and 2,970,878 shares, respectively ]	97,170,560	42,156,559
Capital shares repurchased [ (12,060,300) and (10,371,411) shares, respectively ]	(174,382,017)	(140,322,803)

Total Class IB transactions	15,787,977	(26,689,759)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	16,234,321	(25,345,788)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(86,286,269)	45,059,522
NET ASSETS:
Beginning of year	647,695,417	602,635,895

End of year (a)	$561,409,148	$647,695,417

(a) Includes accumulated undistributed (overdistributed) net investment income of	$226,258	$(20,408)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $244,089,551) (Securities on loan at market value $21,106,903)	$237,472,429
Receivable from Separate Accounts for Trust shares sold	231,423
Receivable for securities sold	216,270
Dividends, interest and other receivables	112,709
Other assets	298

Total assets	238,033,129

LIABILITIES
Collateral held for loaned securities	21,685,580
Payable for securities purchased	1,761,749
Investment management fees payable	108,246
Distribution fees payable—Class IB	45,879
Payable to Separate Accounts for Trust shares redeemed	29,327
Administrative fees payable	21,144
Trustees’ fees payable	1,162
Accrued expenses	69,586

Total liabilities	23,722,673

NET ASSETS	$214,310,456

Net assets were comprised of:
Paid in capital	$217,182,911
Accumulated net investment loss	(593)
Accumulated undistributed net realized gain	3,745,260
Unrealized depreciation on investments and foreign currency translations	(6,617,122)

Net assets	$214,310,456

Class IA
Net asset value, offering and redemption price per share, $1,245,920 / 120,720 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.32

Class IB
Net asset value, offering and redemption price per share, $213,064,536 / 20,710,747 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.29

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends	$1,802,943
Interest	168,713
Securities lending (net)	29,217

Total income	2,000,873

EXPENSES
Investment management fees	1,402,250
Distribution fees—Class IB	538,408
Administrative fees	247,453
Professional fees	49,084
Custodian fees	40,000
Printing and mailing expenses	32,007
Trustees’ fees	3,901
Miscellaneous	4,511

Gross expenses	2,317,614
Less: Waiver from investment advisor	(161,697)
Fees paid indirectly	(45,897)

Net expenses	2,110,020

NET INVESTMENT LOSS	(109,147)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	8,172,293
Foreign currency transactions	(3,403)

Net realized gain	8,168,890

Change in unrealized appreciation (depreciation) on:
Securities	(22,066,641)
Foreign currency translations	1

Net change in unrealized depreciation	(22,066,640)

NET REALIZED AND UNREALIZED LOSS	(13,897,750)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,006,897)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(109,147)	$(14,281)
Net realized gain on investments and foreign currency transactions	8,168,890	427,058
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(22,066,640)	15,279,736

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,006,897)	15,692,513

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(2)
Class IB	—	(2,651)

	—	(2,653)

Distributions from net realized capital gains
Class IA	(23,827)	(33)
Class IB	(4,644,271)	(59,556)

	(4,668,098)	(59,589)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,668,098)	(62,242)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 114,038 and 0 shares, respectively ]	1,275,905	—
Capital shares issued in reinvestment of dividends and distributions [ 2,323 and 3 shares, respectively ]	23,827	35
Capital shares repurchased [ (5,673) and (0) shares, respectively ]	(64,488)	—

Total Class IA transactions	1,235,244	35

Class IB
Capital shares sold [ 5,910,568 and 17,264,882 shares, respectively ]	66,971,422	177,989,721
Capital shares issued in reinvestment of dividends and distributions [ 451,873 and 5,598 shares, respectively ]	4,644,271	62,207
Capital shares repurchased [ (3,852,338) and (2,134,682) shares, respectively ]	(43,491,995)	(22,248,019)

Total Class IB transactions	28,123,698	155,803,909

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	29,358,942	155,803,944

TOTAL INCREASE IN NET ASSETS	10,683,947	171,434,215
NET ASSETS:
Beginning of year	203,626,509	32,192,294

End of year (a)	$214,310,456	$203,626,509

(a) Includes accumulated net investment loss and overdistributed net investment income of	$(593)	$(370)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $1,640,607,091) (Securities on loan at market value $207,460,485)	$1,664,477,256
Receivable for securities sold	141,428,301
Receivable for Forward Commitments	77,570,205
Dividends, interest and other receivables	15,722,984
Receivable from Separate Accounts for Trust shares sold	1,513,469
Other assets	771

Total assets	1,900,712,986

LIABILITIES
Overdraft payable	79,824,526
Payable for securities purchased	367,473,682
Collateral held for loaned securities	139,833,213
Securities sold short (Proceeds received $47,541,707)	47,813,609
Investment management fees payable	397,144
Payable to Separate Accounts for Trust shares redeemed	211,303
Administrative fees payable	107,450
Distribution fees payable—Class IB	30,540
Trustees' fees payable	4,324
Recoupment fees payable	3,982
Accrued expenses	86,230

Total liabilities	635,786,003

NET ASSETS	$1,264,926,983

Net assets were comprised of:
Paid in capital	$1,251,832,526
Accumulated undistributed net investment income	6,603
Accumulated net realized loss	(10,510,409)
Unrealized appreciation on investments and securities sold short	23,598,263

Net assets	$1,264,926,983

Class IA
Net asset value, offering and redemption price per share, $1,117,060,025 / 81,617,209 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.69

Net asset value, offering and redemption price per share, $147,866,958 / 10,797,500 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.69

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

INVESTMENT INCOME
Interest (net of $28,532 foreign withholding tax)	$55,233,793
Securities lending (net)	455,107

Total income	55,688,900

EXPENSES
Investment management fees	4,024,212
Administrative fees	1,046,121
Distribution fees—Class IB	309,406
Printing and mailing expenses	154,926
Professional fees	70,102
Custodian fees	39,999
Trustees' fees	17,724
Miscellaneous	30,469

Total expenses	5,692,959

NET INVESTMENT INCOME	49,995,941

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	11,130,700

Change in unrealized appreciation (depreciation) on:
Securities	22,385,777
Securities sold short	(271,902)

Net change in unrealized appreciation	22,113,875

NET REALIZED AND UNREALIZED GAIN	33,244,575

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$83,240,516

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$49,995,941	$32,226,040
Net realized gain (loss) on investments	11,130,700	(18,671,419)
Net change in unrealized appreciation on investments and securities sold short	22,113,875	3,832,471

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	83,240,516	17,387,092

DIVIDENDS:
Dividends from net investment income
Class IA	(44,535,817)	(28,062,355)
Class IB	(5,583,705)	(4,067,398)

TOTAL DIVIDENDS	(50,119,522)	(32,129,753)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 29,856,174 and 17,403,164 shares, respectively ]	402,074,041	231,255,977
Capital shares issued in reinvestment of dividends [ 3,332,025 and 2,097,916 shares, respectively ]	44,535,817	28,062,355
Capital shares repurchased [ (3,822,079) and (6,928,504) shares, respectively ]	(51,553,585)	(90,590,697)

Total Class IA transactions	395,056,273	168,727,635

Class IB
Capital shares sold [ 6,534,578 and 5,783,736 shares, respectively ]	87,752,868	77,889,650
Capital shares issued in reinvestment of dividends [ 417,472 and 303,890 shares, respectively ]	5,583,705	4,067,398
Capital shares repurchased [ (4,297,209) and (2,275,447) shares, respectively ]	(57,773,347)	(30,767,559)

Total Class IB transactions	35,563,226	51,189,489

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	430,619,499	219,917,124

TOTAL INCREASE IN NET ASSETS	463,740,493	205,174,463
NET ASSETS:
Beginning of year	801,186,490	596,012,027

End of year (a)	$1,264,926,983	$801,186,490

(a) Includes accumulated undistributed net investment income of	$6,603	$99,652

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $244,201,954) (Securities on loan at market value $16,171,239)	$256,699,716
Dividends, interest and other receivables	232,720
Receivable from Separate Accounts for Trust shares sold	52,018
Receivable for securities sold	23,203
Other assets	380

Total assets	257,008,037

LIABILITIES
Collateral held for loaned securities	16,660,647
Payable for securities purchased	1,548,025
Payable to Separate Accounts for Trust shares redeemed	247,198
Investment management fees payable	120,091
Distribution fees payable—Class IB	36,927
Administrative fees payable	23,137
Trustees’ fees payable	1,182
Accrued expenses	67,069

Total liabilities	18,704,276

NET ASSETS	$238,303,761

Net assets were comprised of:
Paid in capital	$225,464,014
Accumulated undistributed net investment income	36,932
Accumulated undistributed net realized gain	305,053
Unrealized appreciation on investments	12,497,762

Net assets	$238,303,761

Class IA
Net asset value, offering and redemption price per share, $65,415,386 / 5,385,029 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.15

Class IB
Net asset value, offering and redemption price per share, $172,888,375 / 14,216,942 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.16

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends (net of $4,346 foreign withholding tax)	$4,777,363
Interest	272,238
Securities lending (net)	22,609

Total income	5,072,210

EXPENSES
Investment management fees	1,579,420
Distribution fees—Class IB	427,767
Administrative fees	274,927
Professional fees	50,430
Printing and mailing expenses	35,987
Custodian fees	15,001
Trustees’ fees	4,399
Miscellaneous	8,023

Gross expenses	2,395,954
Less: Waiver from investment advisor	(145,834)
Fees paid indirectly	(41,002)

Net expenses	2,209,118

NET INVESTMENT INCOME	2,863,092

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	8,322,749
Net change in unrealized depreciation on securities	(2,801,681)

NET REALIZED AND UNREALIZED GAIN	5,521,068

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,384,160

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,863,092	$1,404,249
Net realized gain on investments	8,322,749	2,585,416
Net change in unrealized appreciation (depreciation) on investments	(2,801,681)	14,190,160

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	8,384,160	18,179,825

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(912,290)	(572,882)
Class IB	(1,937,975)	(809,039)

	(2,850,265)	(1,381,921)

Distributions from net realized capital gains
Class IA	(2,563,120)	(454,991)
Class IB	(6,604,825)	(953,585)

	(9,167,945)	(1,408,576)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(12,018,210)	(2,790,497)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 386,811 and 5,973,311 shares, respectively ]	4,899,557	72,041,766
Capital shares issued in reinvestment of dividends and distributions [ 290,346 and 83,173 shares, respectively ]	3,475,410	1,027,873
Capital shares repurchased [ (1,296,701) and (61,991) shares, respectively ]	(16,534,678)	(762,999)

Total Class IA transactions	(8,159,711)	72,306,640

Class IB
Capital shares sold [ 5,083,912 and 11,091,209 shares, respectively ]	64,477,741	128,740,411
Capital shares issued in reinvestment of dividends and distributions [ 713,033 and 142,571 shares, respectively ]	8,542,800	1,762,624
Capital shares repurchased [ (4,219,594) and (2,173,572) shares, respectively ]	(53,571,232)	(25,888,842)

Total Class IB transactions	19,449,309	104,614,193

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,289,598	176,920,833

TOTAL INCREASE IN NET ASSETS	7,655,548	192,310,161
NET ASSETS:
Beginning of year	230,648,213	38,338,052

End of year (a)	$238,303,761	$230,648,213

(a) Includes accumulated undistributed net investment income of	$36,932	$25,920

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $88,436,827) (Securities on loan at market value $4,150,696)	$96,516,743
Receivable from Separate Accounts for Trust shares sold	1,085,513
Dividends, interest and other receivables	104,587
Other assets	53

Total assets	97,706,896

LIABILITIES
Collateral held for loaned securities	4,252,444
Payable for securities purchased	285,341
Investment management fees payable	42,428
Distribution fees payable—Class IB	18,876
Administrative fees payable	10,255
Payable to Separate Accounts for Trust shares redeemed	1,841
Trustees’ fees payable	254
Accrued expenses	82,292

Total liabilities	4,693,731

NET ASSETS	$93,013,165

Net assets were comprised of:
Paid in capital	$84,436,806
Accumulated undistributed net investment income	7,700
Accumulated undistributed net realized gain	488,743
Unrealized appreciation on investments	8,079,916

Net assets	$93,013,165

Class IA
Net asset value, offering and redemption price per share, $1,261,944 / 100,250 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.59

Class IB
Net asset value, offering and redemption price per share, $91,751,221 / 7,282,025 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.60

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends (net of $1,399 foreign withholding tax)	$1,162,153
Interest	160,507
Securities lending (net)	4,438

Total income	1,327,098

EXPENSES
Investment management fees	474,485
Distribution fees—Class IB	181,602
Administrative fees	103,580
Professional fees	45,993
Printing and mailing expenses	11,188
Trustees’ fees	1,285
Miscellaneous	3,711

Gross expenses	821,844
Less: Waiver from investment advisor	(92,648)
Fees paid indirectly	(5,255)

Net expenses	723,941

NET INVESTMENT INCOME	603,157

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	3,245,190
Net change in unrealized appreciation on securities	3,086,904

NET REALIZED AND UNREALIZED GAIN	6,332,094

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,935,251

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$603,157	$425,156
Net realized gain on investments	3,245,190	549,987
Net change in unrealized appreciation on investments	3,086,904	4,366,529

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,935,251	5,341,672

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(10,519)	(1,186)
Class IB	(586,223)	(422,665)

	(596,742)	(423,851)

Distributions from net realized capital gains
Class IA	(36,174)	(715)
Class IB	(3,051,543)	(310,473)

	(3,087,717)	(311,188)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(3,684,459)	(735,039)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 96,937 and 0 shares, respectively ]	1,250,665	—
Capital shares issued in reinvestment of dividends and distributions [ 3,775 and 162 shares, respectively ]	46,693	1,901
Capital shares repurchased [ (10,683) and (0) shares, respectively ]	(138,612)	—

Total Class IA transactions	1,158,746	1,901

Class IB
Capital shares sold [ 3,734,595 and 3,106,963 shares, respectively ]	47,392,772	34,953,547
Capital shares issued in reinvestment of dividends and distributions [ 293,762 and 62,482 shares, respectively ]	3,637,766	733,138
Capital shares repurchased [ (1,682,064) and (759,767) shares, respectively ]	(21,238,658)	(8,606,072)

Total Class IB transactions	29,791,880	27,080,613

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	30,950,626	27,082,514

TOTAL INCREASE IN NET ASSETS	34,201,418	31,689,147
NET ASSETS:
Beginning of year	58,811,747	27,122,600

End of year (a)	$93,013,165	$58,811,747

(a) Includes accumulated undistributed net investment income of	$7,700	$1,285

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $449,625,902) (Securities on loan at market value $99,970,941)	$434,886,657
Repurchase agreement (Amortized cost $94,327,336)	94,327,336
Dividends, interest and other receivables	441,787
Receivable from Separate Accounts for Trust shares sold	180,416
Other assets	367

Total assets	529,836,563

LIABILITIES
Collateral held for loaned securities	103,427,336
Payable to Separate Accounts for Trust shares redeemed	700,426
Investment management fees payable	238,535
Distribution fees payable—Class IB	72,638
Administrative fees payable	39,242
Trustees’ fees payable	1,793
Accrued expenses	65,967

Total liabilities	104,545,937

NET ASSETS	$425,290,626

Net assets were comprised of:
Paid in capital	$430,630,461
Accumulated overdistributed net investment income	(1,029)
Accumulated undistributed net realized gain	9,400,439
Unrealized depreciation on investments	(14,739,245)

Net assets	$425,290,626

Class IA
Net asset value, offering and redemption price per share, $84,868,491 / 7,294,410 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.63

Class IB
Net asset value, offering and redemption price per share, $340,422,135 / 29,230,559 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.65

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends (net of $840 foreign withholding tax)	$5,480,317
Interest	839,649
Securities lending (net)	77,599

Total income	6,397,565

EXPENSES
Investment management fees	2,815,783
Distribution fees—Class IB	799,918
Administrative fees	435,465
Printing and mailing expenses	61,980
Professional fees	54,102
Custodian fees	15,000
Trustees’ fees	7,153
Miscellaneous	10,237

Gross expenses	4,199,638
Less: Waiver from investment advisor	(182,596)
Fees paid indirectly	(23,620)

Net expenses	3,993,422

NET INVESTMENT INCOME	2,404,143

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	33,232,087
Net change in unrealized depreciation on securities	(40,097,858)

NET REALIZED AND UNREALIZED LOSS	(6,865,771)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,461,628)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,404,143	$1,376,517
Net realized gain on investments	33,232,087	4,313,979
Net change in unrealized appreciation (depreciation) on investments	(40,097,858)	22,965,932

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,461,628)	28,656,428

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(661,174)	(474,927)
Class IB	(1,752,717)	(900,835)

	(2,413,891)	(1,375,762)

Distributions from net realized capital gains
Class IA	(5,650,123)	(489,609)
Class IB	(22,694,519)	(2,733,598)

	(28,344,642)	(3,223,207)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(30,758,533)	(4,598,969)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,412,328 and 6,191,468 shares, respectively ]	31,160,355	74,735,461
Capital shares issued in reinvestment of dividends and distributions [ 543,843 and 77,436 shares, respectively ]	6,311,297	964,536
Capital shares repurchased [ (1,771,015) and (169,740) shares, respectively ]	(23,154,998)	(2,122,066)

Total Class IA transactions	14,316,654	73,577,931

Class IB
Capital shares sold [ 13,627,384 and 11,511,295 shares, respectively ]	181,388,203	133,428,545
Capital shares issued in reinvestment of dividends and distributions [ 2,100,787 and 303,944 shares, respectively ]	24,447,236	3,634,433
Capital shares repurchased [ (6,145,719) and (3,103,326) shares, respectively ]	(81,151,562)	(36,738,233)

Total Class IB transactions	124,683,877	100,324,745

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	139,000,531	173,902,676

TOTAL INCREASE IN NET ASSETS	103,780,370	197,960,135
NET ASSETS:
Beginning of year	321,510,256	123,550,121

End of year (a)	$425,290,626	$321,510,256

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(1,029)	$3,348

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $4,136,930,301) (Securities on loan at market value $497,596,601)	$5,017,310,236
Foreign cash (Cost $1,539)	1,668
Receivable for securities sold	62,723,485
Receivable from Separate Accounts for Trust shares sold	4,110,759
Dividends, interest and other receivables	3,812,427
Other assets	3,968

Total assets	5,087,962,543

LIABILITIES
Collateral held for loaned securities	485,144,761
Investment management fees payable	2,954,094
Payable to Separate Accounts for Trust shares redeemed	1,636,758
Distribution fees payable—Class IB	560,596
Administrative fees payable	395,386
Trustees’ fees payable	25,285
Accrued expenses	825

Total liabilities	490,717,705

NET ASSETS	$4,597,244,838

Net assets were comprised of:
Paid in capital	$3,683,408,164
Accumulated undistributed net investment income	1,634,603
Accumulated undistributed net realized gain	31,822,007
Unrealized appreciation on investments and foreign currency translations	880,380,064

Net assets	$4,597,244,838

Class IA
Net asset value, offering and redemption price per share, $1,968,509,334 / 111,191,626 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.70

Class IB
Net asset value, offering and redemption price per share, $2,628,735,504 / 149,657,809 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.56

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends (net of $582,233 foreign withholding tax)	$48,435,236
Interest	8,455,969
Securities lending (net)	394,173

Total income	57,285,378

EXPENSES
Investment management fees	34,576,264
Distribution fees—Class IB	6,083,901
Administrative fees	4,132,347
Printing and mailing expenses	620,401
Professional fees	130,016
Custodian fees	125,000
Trustees’ fees	73,336
Miscellaneous	131,190

Gross expenses	45,872,455
Less: Waiver from investment advisor	(3,153,976)
Fees paid indirectly	(90,498)

Net expenses	42,627,981

NET INVESTMENT INCOME	14,657,397

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	414,699,038
Foreign currency transactions	(40,393)

Net realized gain	414,658,645

Change in unrealized appreciation on:
Securities	105,430,359
Foreign currency translations	10

Net change in unrealized appreciation	105,430,369

NET REALIZED AND UNREALIZED GAIN	520,089,014

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$534,746,411

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,657,397	$9,342,535
Net realized gain on investments and foreign currency transactions	414,658,645	41,764,072
Net change in unrealized appreciation on investments and foreign currency translations	105,430,369	250,422,100

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	534,746,411	301,528,707

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(8,134,213)	(5,592,017)
Class IB	(4,352,326)	(3,526,238)

	(12,486,539)	(9,118,255)

Distributions from net realized capital gains
Class IA	(151,443,995)	(28,446,540)
Class IB	(206,813,991)	(49,325,021)

	(358,257,986)	(77,771,561)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(370,744,525)	(86,889,816)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 31,668,899 and 27,531,116 shares, respectively ]	571,196,487	442,778,986
Capital shares issued in reinvestment of dividends and distributions [ 9,186,732 and 2,091,860 shares, respectively ]	159,578,208	34,038,557
Capital shares repurchased [ (12,850,401) and (10,432,350) shares, respectively ]	(223,235,809)	(168,772,985)

Total Class IA transactions	507,538,886	308,044,558

Class IB
Capital shares sold [ 21,887,349 and 29,910,758 shares, respectively ]	388,691,776	480,244,837
Capital shares issued in reinvestment of dividends and distributions [ 12,251,567 and 3,293,526 shares, respectively ]	211,166,317	52,851,259
Capital shares repurchased [ (18,596,825) and (11,423,499) shares, respectively ]	(330,578,919)	(182,973,902)

Total Class IB transactions	269,279,174	350,122,194

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	776,818,060	658,166,752

TOTAL INCREASE IN NET ASSETS	940,819,946	872,805,643
NET ASSETS:
Beginning of year	3,656,424,892	2,783,619,249

End of year (a)	$4,597,244,838	$3,656,424,892

(a) Includes accumulated undistributed net investment income of	$1,634,603	$210,283

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Amortized Cost $2,064,724,808)	$2,064,724,808
Dividends, interest and other receivables	5,136,769
Other assets	729

Total assets	2,069,862,306

LIABILITIES
Investment management fees payable	564,230
Distribution fees payable—Class IB	254,663
Administrative fees payable	179,297
Trustees’ fees payable	49,666
Accrued expenses	137,528

Total liabilities	1,185,384

NET ASSETS	$2,068,676,922

Net assets were comprised of:
Paid in capital	$2,068,745,163
Accumulated undistributed net investment income	48
Accumulated net realized loss	(68,289)

Net assets	$2,068,676,922

Class IA
Net asset value, offering and redemption price per share, $869,405,319 / 869,365,415 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

Class IB
Net asset value, offering and redemption price per share, $1,199,271,603 / 1,199,056,350 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Interest	$102,245,348

EXPENSES
Investment management fees	6,284,236
Distribution fees—Class IB	2,684,733
Administrative fees	1,981,800
Printing and mailing expenses	290,982
Custodian fees	85,000
Professional fees	81,041
Trustees’ fees	37,023
Miscellaneous	20,112

Total expenses	11,464,927

NET INVESTMENT INCOME	90,780,421

REALIZED AND UNREALIZED GAIN
Realized gain on securities	28,449

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,808,870

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$90,780,421	$74,972,643
Net realized gain on investments	28,449	992

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	90,808,870	74,973,635

DIVIDENDS:
Dividends from net investment income
Class IA	(41,663,604)	(36,657,208)
Class IB	(49,116,817)	(38,315,386)

TOTAL DIVIDENDS	(90,780,421)	(74,972,594)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 582,634,793 and 561,518,878 shares, respectively ]	582,655,818	561,528,030
Capital shares issued in reinvestment of dividends [ 41,663,604 and 36,657,208 shares, respectively ]	41,663,604	36,657,208
Capital shares repurchased [ (586,600,239) and (504,031,932) shares, respectively ]	(586,621,358)	(504,025,639)

Total Class IA transactions	37,698,064	94,159,599

Class IB
Capital shares sold [ 1,706,685,181 and 1,195,884,647 shares, respectively ]	1,706,980,231	1,195,895,301
Capital shares issued in reinvestment of dividends [ 49,116,817 and 38,315,389 shares, respectively ]	49,116,817	38,315,386
Capital shares repurchased [ (1,474,739,725) and (1,089,389,796) shares, respectively ]	(1,474,995,255)	(1,089,241,864)

Total Class IB transactions	281,101,793	144,968,823

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	318,799,857	239,128,422

TOTAL INCREASE IN NET ASSETS	318,828,306	239,129,463
NET ASSETS:
Beginning of year	1,749,848,616	1,510,719,153

End of year (a)	$2,068,676,922	$1,749,848,616

(a) Includes accumulated undistributed net investment income of	$48	$48

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $308,950,457) (Securities on loan at market value $14,825,860)	$375,996,816
Receivable from Separate Accounts for Trust shares sold	2,069,029
Dividends, interest and other receivables	488,834
Other assets	223

Total assets	378,554,902

LIABILITIES
Collateral held for securities loaned	15,400,900
Payable for securities purchased	1,182,910
Payable to Separate Accounts for Trust shares redeemed	437,863
Investment management fees payable	225,489
Distribution fees payable—Class IB	72,037
Administrative fees payable	32,853
Payable for recoupment fees	6,532
Trustees’ fees payable	1,812
Accrued expenses	66,892

Total liabilities	17,427,288

NET ASSETS	$361,127,614

Net assets were comprised of:
Paid in capital	$343,509,144
Accumulated undistributed net investment income	3,484
Accumulated net realized loss	(49,431,373)
Unrealized appreciation on investments	67,046,359

Net assets	$361,127,614

Class IA
Net asset value, offering and redemption price per share, $15,660,512 / 2,388,359 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.56

Class IB
Net asset value, offering and redemption price per share, $345,467,102 / 52,560,856 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.57

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends	$3,739,394
Interest	183,403
Securities lending (net)	38,196

Total income	3,960,993

EXPENSES
Investment management fees	2,187,342
Distribution fees—Class IB	702,405
Administrative fees	323,974
Professional fees	48,442
Printing and mailing expenses	42,970
Custodian fees	15,001
Trustees’ fees	5,263
Miscellaneous	8,270

Gross expenses	3,333,667
Less: Waiver from investment advisor	(7,505)
Fees paid indirectly	(48,073)

Net expenses	3,278,089

NET INVESTMENT INCOME	682,904

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	27,830,332
Net change in unrealized appreciation on securities	25,302,392

NET REALIZED AND UNREALIZED GAIN	53,132,724

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,815,628

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$682,904	$561,483
Net realized gain on investments	27,830,332	16,885,954
Net change in unrealized appreciation on investments	25,302,392	4,671,874

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	53,815,628	22,119,311

DIVIDENDS:
Dividends from net investment income
Class IA	(64,123)	(44,523)
Class IB	(614,562)	(521,271)

TOTAL DIVIDENDS	(678,685)	(565,794)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,155,026 and 400,244 shares, respectively ]	7,346,303	2,083,820
Capital shares issued in reinvestment of dividends [ 9,957 and 8,109 shares, respectively ]	64,123	44,523
Capital shares repurchased [ (623,935) and (899,209) shares, respectively ]	(3,651,731)	(4,640,003)

Total Class IA transactions	3,758,695	(2,511,660)

Class IB
Capital shares sold [ 15,202,831 and 3,575,748 shares, respectively ]	96,627,788	18,455,580
Capital shares issued in reinvestment of dividends [ 95,197 and 94,767 shares, respectively ]	614,562	521,271
Capital shares repurchased [ (13,025,239) and (13,845,997) shares, respectively ]	(77,122,832)	(71,556,929)

Total Class IB transactions	20,119,518	(52,580,078)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	23,878,213	(55,091,738)

TOTAL INCREASE (DECREASE) IN NET ASSETS	77,015,156	(33,538,221)
NET ASSETS:
Beginning of year	284,112,458	317,650,679

End of year (a)	$361,127,614	$284,112,458

(a) Includes accumulated undistributed (overdistributed) net investment income of	$3,484	$(735)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $748,194,780) (Securities on loan at market value $45,360,426)	$742,098,235
Foreign cash (Cost $3,635,096)	3,670,790
Receivable from Separate Accounts for Trust shares sold	1,062,353
Dividends, interest and other receivables	874,482
Unrealized appreciation of forward foreign currency contracts	715,321
Receivable for securities sold	187,817

Total assets	748,608,998

LIABILITIES
Overdraft payable	197,902
Collateral held for loaned securities	46,511,355
Payable for securities purchased	6,923,428
Unrealized depreciation of forward foreign currency contracts	3,304,970
Investment management fees payable	461,500
Payable to Separate Accounts for Trust shares redeemed	293,359
Distribution fees payable—Class IB	86,610
Administrative fees payable	60,550
Options written, at value (Premiums received $53,759)	51,678
Trustees’ fees payable	1,566
Accrued expenses	581

Total liabilities	57,893,499

NET ASSETS	$690,715,499

Net assets were comprised of:
Paid in capital	$697,938,005
Accumulated undistributed net investment income	2,307,173
Accumulated overdistributed net realized gain	(851,311)
Unrealized depreciation on investments, options written and foreign currency translations	(8,678,368)

Net assets	$690,715,499

Class IA
Net asset value, offering and redemption price per share, $284,502,823 / 25,988,297 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.95

Class IB
Net asset value, offering and redemption price per share, $406,212,676 / 37,199,137 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.92

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends (net of $366,923 foreign withholding tax)	$8,649,939
Interest	2,195,383
Securities lending (net)	143,019

Total income	10,988,341

EXPENSES
Investment management fees	3,630,672
Distribution fees—Class IB	779,497
Administrative fees	436,629
Custodian fees	176,000
Printing and mailing expenses	72,051
Professional fees	58,617
Trustees’ fees	6,496
Miscellaneous	13,365

Gross expenses	5,173,327
Less: Waiver from investment advisor	(158,424)

Net expenses	5,014,903

NET INVESTMENT INCOME	5,973,438

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	798,555
Options written	81,715
Foreign currency transactions	(5,601,714)

Net realized loss	(4,721,444)

Change in unrealized appreciation (depreciation) on:
Securities	(11,126,112)
Options written	1,523
Foreign currency translations	(2,573,558)

Net change in unrealized depreciation	(13,698,147)

NET REALIZED AND UNREALIZED LOSS	(18,419,591)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,446,153)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	September 15, 2006* to December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,973,438	$135,131
Net realized loss on investments and foreign currency transactions	(4,721,444)	(451,918)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(13,698,147)	5,019,779

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,446,153)	4,702,992

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(15,500)
Class IB	—	(62,864)

	—	(78,364)

Distributions from net realized capital gains
Class IA	(7,889)	(3,500)
Class IB	(36,765)	(28,951)

	(44,654)	(32,451)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(44,654)	(110,815)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 24,992,751 and 3,240 shares, respectively ]	279,908,884	34,785
Capital shares issued in reinvestment of dividends and distributions [ 712 and 1,770 shares, respectively ]	7,889	19,000
Capital shares repurchased [ (10,175) and (1) shares, respectively ]	(114,364)	(10)

Total Class IA transactions	279,802,409	53,775

Class IB
Capital shares sold [ 33,491,306 and 8,339,509 shares, respectively ]	374,546,270	86,467,301
Capital shares issued in reinvestment of dividends and distributions [ 3,325 and 8,551 shares, respectively ]	36,765	91,815
Capital shares repurchased [ (5,561,548) and (82,006) shares, respectively ]	(61,522,869)	(861,337)

Total Class IB transactions	313,060,166	85,697,779

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	592,862,575	85,751,554

TOTAL INCREASE IN NET ASSETS	580,371,768	90,343,731
NET ASSETS:
Beginning of year	110,343,731	20,000,000

End of year (a)	$690,715,499	$110,343,731

(a) Includes accumulated undistributed (overdistributed) net investment income of	$2,307,173	$(437,642)

* The Portfolio commenced operations on September 15, 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $136,158,984) (Securities on loan at market value $19,459,685)	$137,333,389
Repurchase Agreement (Amortized Cost $18,983,055)	18,983,055
Foreign cash (Cost $227,670)	227,858
Receivable from Separate Accounts for Trust shares sold	621,887
Dividends, interest and other receivables	179,204

Total assets	157,345,393

LIABILITIES
Collateral held for loaned securities	18,983,055
Investment management fees payable	40,031
Distribution fees payable—Class IB	27,191
Payable to Separate Accounts for Trust shares redeemed	15,121
Administrative fees payable	14,038
Trustees’ fees payable	327
Accrued expenses	102,176

Total liabilities	19,181,939

NET ASSETS	$138,163,454

Net assets were comprised of:
Paid in capital	$136,843,971
Accumulated overdistributed net investment income	(18,674)
Accumulated undistributed net realized gain	163,513
Unrealized appreciation on investments and foreign currency translations	1,174,644

Net assets	$138,163,454

Class IA
Net asset value, offering and redemption price per share, $6,248,204 / 544,067 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.48

Class IB
Net asset value, offering and redemption price per share, $131,915,250 / 11,489,502 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.48

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends (net of $83,922 foreign withholding tax)	$1,238,884
Interest	129,488
Securities lending (net)	65,405

Total income	1,433,777

EXPENSES
Investment management fees	780,830
Custodian fees	285,000
Distribution fees—Class IB	191,976
Administrative fees	112,848
Professional fees	45,265
Printing and mailing expenses	14,465
Trustees’ fees	1,352
Miscellaneous	10,347

Gross expenses	1,442,083
Less: Waiver from investment advisor	(345,977)

Net expenses	1,096,106

NET INVESTMENT INCOME	337,671

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	1,329,400
Foreign currency transactions	(41,075)

Net realized gain	1,288,325

Change in unrealized appreciation (depreciation) on:
Securities	(258,581)
Foreign currency translations	1,016

Net change in unrealized depreciation	(257,565)

NET REALIZED AND UNREALIZED GAIN	1,030,760

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,368,431

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	August 31, 2006* to December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$337,671	$9,426
Net realized gain on investments and foreign currency transactions	1,288,325	18,760
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(257,565)	1,432,209

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,368,431	1,460,395

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(29,896)	(2,084)
Class IB	(291,494)	—

	(321,390)	(2,084)

Distributions from net realized capital gains
Class IA	(58,389)	(561)
Class IB	(1,212,000)	(3,085)

	(1,270,389)	(3,646)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,591,779)	(5,730)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 146,418 and 751 shares, respectively ]	1,693,255	8,195
Capital shares issued in reinvestment of dividends and distributions [ 7,904 and 241 shares, respectively ]	88,285	2,645
Capital shares repurchased [ (11,247) and 0 shares, respectively ]	(129,682)	—

Total Class IA transactions	1,651,858	10,840

Class IB
Capital shares sold [ 10,245,111 and 2,111,790 shares, respectively ]	119,374,642	22,540,853
Capital shares issued in reinvestment of dividends and distributions [ 134,652 and 280 shares, respectively ]	1,503,494	3,085
Capital shares repurchased [ (1,322,276) and (80,055) shares, respectively ]	(15,293,242)	(859,393)

Total Class IB transactions	105,584,894	21,684,545

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	107,236,752	21,695,385

TOTAL INCREASE IN NET ASSETS	107,013,404	23,150,050
NET ASSETS:
Beginning of period	31,150,050	8,000,000

End of period (a)	$138,163,454	$31,150,050

(a) Includes accumulated overdistributed net investment income of	$(18,674)	$(3,912)

* The Portfolio commenced operations on August 31, 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $58,156,026) (Securities on loan at market value $4,834,791)	$57,059,603
Receivable for securities sold	578,970
Receivable from Separate Accounts for Trust shares sold	119,649
Dividends, interest and other receivables	56,358

Total assets	57,814,580

LIABILITIES
Collateral held for securities loaned	4,920,550
Payable for securities purchased	1,248,067
Investment management fees payable	24,301
Distribution fees payable—Class IB	9,609
Administrative fees payable	6,909
Payable to Separate Accounts for Trust shares redeemed	3,691
Trustees’ fees payable	153
Accrued expenses	14,717

Total liabilities	6,227,997

NET ASSETS	$51,586,583

Net assets were comprised of:
Paid in capital	$52,995,095
Accumulated undistributed net investment income	5,419
Accumulated overdistributed net realized gain	(317,508)
Unrealized depreciation on investments	(1,096,423)

Net assets	$51,586,583

Class IA
Net asset value, offering and redemption price per share, $5,644,682 / 531,726 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.62

Class IB
Net asset value, offering and redemption price per share, $45,941,901 / 4,327,280 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.62

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends (net of $2 foreign withholding tax)	$675,127
Interest	30,804
Securities lending (net)	4,835

Total income	710,766

EXPENSES
Investment management fees	322,324
Distribution fees—Class IB	80,489
Administrative fees	68,223
Custodian fees	47,001
Professional fees	43,356
Printing and mailing expenses	6,600
Trustees’ fees	635
Miscellaneous	6,031

Gross expenses	574,659
Less: Waiver from investment advisor	(96,077)

Net expenses	478,582

NET INVESTMENT INCOME	232,184

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	1,817,327
Foreign currency transactions	35

Net realized gain	1,817,362
Net change in unrealized depreciation on securities	(1,968,273)

NET REALIZED AND UNREALIZED LOSS	(150,911)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$81,273

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	August 31, 2006* to December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$232,184	$35,189
Net realized gain on investments and foreign currency transactions	1,817,362	181,054
Net change in unrealized appreciation (depreciation) on investments	(1,968,273)	871,850

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	81,273	1,088,093

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(38,542)	(14,850)
Class IB	(189,224)	(23,128)

	(227,766)	(37,978)

Distributions from net realized capital gains
Class IA	(254,099)	(26,000)
Class IB	(1,977,375)	(58,954)

	(2,231,474)	(84,954)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,459,240)	(122,932)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 27,950 and 3,776 shares, respectively]	292,641	40,850

Class IB
Capital shares sold [ 3,863,716 and 791,057 shares, respectively ]	43,932,034	8,389,144
Capital shares issued in reinvestment of dividends and distributions [ 207,030 and 7,586 shares, respectively ]	2,166,599	82,082
Capital shares repurchased [ (1,011,527) and (30,582) shares, respectively ]	(11,576,540)	(327,421)

Total Class IB transactions	34,522,093	8,143,805

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	34,814,734	8,184,655

TOTAL INCREASE IN NET ASSETS	32,436,767	9,149,816
NET ASSETS:
Beginning of period	19,149,816	10,000,000

End of period (a)	$51,586,583	$19,149,816

(a) Includes accumulated undistributed net investment income of	$5,419	$1,169

* The Portfolio commenced operations on August 31, 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $85,149,334) (Securities on loan at market value $21,434,649)	$81,353,039
Repurchase Agreement (Amortized Cost $22,275,567)	22,275,567
Foreign cash (Cost $81)	80
Receivable for securities sold	3,473,589
Receivable from Separate Accounts for Trust shares sold	114,896
Dividends, interest and other receivables	78,710

Total assets	107,295,881

LIABILITIES
Overdraft payable	17
Collateral held for loaned securities	22,275,567
Payable for securities purchased	4,283,173
Distribution fees payable—Class IB	15,556
Administrative fees payable	9,345
Investment management fees payable	9,278
Payable to Separate Accounts for Trust shares redeemed	4,568
Trustees’ fees payable	215
Accrued expenses	1,127

Total liabilities	26,598,846

NET ASSETS	$80,697,035

Net assets were comprised of:
Paid in capital	$85,366,046
Accumulated undistributed net investment income	15,210
Accumulated overdistributed net realized gain	(887,915)
Unrealized depreciation on investments and foreign currency translations	(3,796,306)

Net assets	$80,697,035

Class IA
Net asset value, offering and redemption price per share, $6,093,226 / 577,456 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.55

Class IB
Net asset value, offering and redemption price per share, $74,603,809 / 7,088,617 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.52

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends (net of $466 withholding foreign tax)	$654,327
Interest	60,625
Securities lending (net)	34,536

Total income	749,488

EXPENSES
Investment management fees	517,923
Custodian fees	142,000
Distribution fees—Class IB	128,618
Administrative fees	88,006
Professional fees	44,071
Printing and mailing expenses	9,993
Trustees’ fees	953
Miscellaneous	6,129

Gross expenses	937,693
Less: Waiver from investment advisor	(205,016)

Net expenses	732,677

NET INVESTMENT INCOME	16,811

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	222,407
Foreign currency transactions	78

Net realized gain	222,485

Change in unrealized depreciation on:
Securities	(4,766,329)
Foreign currency translations	(11)

Net change in unrealized depreciation	(4,766,340)

NET REALIZED AND UNREALIZED LOSS	(4,543,855)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,527,044)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	August 31, 2006* to December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$16,811	$14,912
Net realized gain on investments and foreign currency transactions	222,485	157,408
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(4,766,340)	970,034

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,527,044)	1,142,354

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(7,955)
Class IB	—	(9,388)

	—	(17,343)

Distributions from net realized capital gains
Class IA	(97,452)	(14,208)
Class IB	(1,131,145)	(39,793)

	(1,228,597)	(54,001)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,228,597)	(71,344)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 66,325 and 3,139 shares, respectively ]	743,600	33,948
Capital shares issued in reinvestment of dividends and distributions [ 9,371 and 2,043 shares, respectively ]	97,452	22,163
Capital shares repurchased [ (3,422) and (0) shares, respectively ]	(38,676)	—

Total Class IA transactions	802,376	56,111

Class IB
Capital shares sold [ 6,941,983 and 1,111,676 shares, respectively ]	79,107,677	11,917,225
Capital shares issued in reinvestment of dividends and distributions [ 109,245 and 4,533 shares, respectively ]	1,131,145	49,181
Capital shares repurchased [ (1,522,984) and (55,836) shares, respectively ]	(17,084,700)	(597,349)

Total Class IB transactions	63,154,122	11,369,057

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	63,956,498	11,425,168

TOTAL INCREASE IN NET ASSETS	58,200,857	12,496,178
NET ASSETS:
Beginning of period	22,496,178	10,000,000

End of period (a)	$80,697,035	$22,496,178

(a) Includes accumulated undistributed net investment income of	$15,210	$2,325

* The Portfolio commenced operations on August 31, 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $2,419,155,228) (Securities on loan at market value $210,817)	$2,436,615,883
Cash Held as Collateral at Broker	7,455,000
Foreign cash (Cost $5,353,710)	5,332,011
Foreign Cash Held as Collateral at Broker	963,484
Receivable for securities sold	1,030,888,923
Receivable for forward commitments	31,419,469
Dividends, interest and other receivables	16,308,731
Unrealized appreciation of forward foreign currency contracts	2,941,653
Receivable from Separate Accounts for Trust shares sold	2,508,636
Other assets	300

Total assets	3,534,434,090

LIABILITIES
Overdraft payable	197,537
Payable for securities purchased	2,069,403,941
Securities sold short (Proceeds received $161,011,844)	160,744,177
Payable for forward commitments	7,344,766
Payable to Separate Accounts for Trust shares redeemed	3,072,989
Options written, at value (Premiums received $1,104,966)	1,941,578
Investment management fees payable	508,337
Collateral held for loaned securities	215,000
Unrealized depreciation of forward foreign currency contracts	204,960
Variation margin payable on futures contracts	167,448
Distribution fees payable—Class IB	121,640
Administrative fees payable	105,721
Trustees’ fees payable	2,742
Accrued expenses	115,912

Total liabilities	2,244,146,748

NET ASSETS	$1,290,287,342

Net assets were comprised of:
Paid in capital	$1,253,377,417
Accumulated overdistributed net investment income	(3,391,455)
Accumulated undistributed net realized gain	11,086,268
Unrealized appreciation on investments, securities sold short, options written, futures and foreign currency translations	29,215,112

Net assets	$1,290,287,342

Class IA*
Net asset value, offering and redemption price per share, $705,347,011 / 66,962,061 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.53

Class IB
Net asset value, offering and redemption price per share, $584,940,331 / 55,483,905 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.54

* Class IA commenced operations on March 30, 2007.
STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Interest	$34,505,454
Securities lending	5,547

Total income	34,511,001

EXPENSES
Investment management fees	3,667,417
Distribution fees—Class IB	1,118,200
Administrative fees	706,041
Printing and mailing expenses	113,615
Custodian fees	100,000
Professional fees	67,839
Trustees’ fees	10,886
Miscellaneous	34,882

Gross expenses	5,818,880
Less: Waiver from investment advisor	(340,134)

Net expenses	5,478,746

NET INVESTMENT INCOME	29,032,255

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	42,598,147
Options written	(326,538)
Futures	(13,139,094)
Foreign currency transactions	(3,435,868)

Net realized gain	25,696,647

Change in unrealized appreciation (depreciation) on:
Securities	27,583,089
Securities sold short	267,666
Forward volatility agreements	74,037
Options written	(882,583)
Futures	9,096,482
Foreign currency translations	4,748,926

Net change in unrealized appreciation	40,887,617

NET REALIZED AND UNREALIZED GAIN	66,584,264

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$95,616,519

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$29,032,255	$12,902,961
Net realized gain (loss) on investments and foreign currency transactions	25,696,647	(1,791,718)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, forward volatility agreements, options written, futures and foreign currency translations	40,887,617	(10,747,493)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	95,616,519	363,750

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(16,881,982)	—
Class IB	(13,692,231)	(13,099,503)

	(30,574,213)	(13,099,503)

Distributions from net realized capital gains
Class IA	(5,462,165)	—
Class IB	(4,897,260)	(1,509,127)

	(10,359,425)	(1,509,127)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(40,933,638)	(14,608,630)

CAPITAL SHARES TRANSACTIONS:
Class IA*
Capital shares sold [ 65,529,606 and 0 shares, respectively ]	670,553,677	—
Capital shares issued in reinvestment of dividends and distributions [ 2,161,504 and 0 shares, respectively ]	22,344,147	—
Capital shares repurchased [ (729,049) and (0) shares, respectively ]	(7,500,297)	—

Total Class IA transactions	685,397,527	—

Class IB
Capital shares sold [ 29,013,136 and 22,728,347 shares, respectively ]	297,184,763	230,335,737
Capital shares issued in reinvestment of dividends and distributions [ 1,796,570 and 1,483,108 shares, respectively ]	18,589,491	14,608,630
Capital shares repurchased [ (13,807,615) and (7,208,398) shares, respectively ]	(141,071,653)	(73,067,662)

Total Class IB transactions	174,702,601	171,876,705

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	860,100,128	171,876,705

TOTAL INCREASE IN NET ASSETS	914,783,009	157,631,825
NET ASSETS:
Beginning of year	375,504,333	217,872,508

End of year (a)	$1,290,287,342	$375,504,333

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(3,391,455)	$1,650,377

* Class IA commenced operations on March 30, 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $2,493,777,536) (Securities on loan at market value $343,352,015)	$2,508,303,331
Dividends, interest and other receivables	12,850,448
Receivable from Separate Accounts for Trust shares sold	1,269,412
Receivable for securities sold	656,255
Other assets	949

Total assets	2,523,080,395

LIABILITIES
Collateral held for loaned securities	223,708,109
Payable for securities purchased	55,759,336
Investment management fees payable	802,067
Payable to Separate Accounts for Trust shares redeemed	363,286
Administrative fees payable	192,627
Distribution fees payable—Class IB	24,105
Trustees’ fees payable	7,481
Accrued expenses	467

Total liabilities	280,857,478

NET ASSETS	$2,242,222,917

Net assets were comprised of:
Paid in capital	$2,232,693,209
Accumulated undistributed net investment income	223,537
Accumulated net realized loss	(5,219,624)
Unrealized appreciation on investments	14,525,795

Net assets	$2,242,222,917

Class IA
Net asset value, offering and redemption price per share, $2,131,300,015 / 211,180,073 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.09

Class IB
Net asset value, offering and redemption price per share, $110,922,902 / 10,983,111 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.10

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Interest	$103,850,286
Securities lending (net)	744,195

Total income	104,594,481

EXPENSES
Investment management fees	8,767,075
Administrative fees	2,097,520
Recoupment fees	442,699
Printing and mailing expenses	304,962
Distribution fees—Class IB	248,091
Professional fees	87,544
Custodian fees	49,999
Trustees’ fees	36,866
Miscellaneous	54,683

Total expenses	12,089,439

NET INVESTMENT INCOME	92,505,042

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	1,338,811
Net change in unrealized appreciation on securities	17,636,514

NET REALIZED AND UNREALIZED GAIN	18,975,325

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$111,480,367

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$92,505,042	$66,866,372
Net realized gain (loss) on investments	1,338,811	(4,444,005)
Net change in unrealized appreciation on investments	17,636,514	5,405,009

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	111,480,367	67,827,376

DIVIDENDS:
Dividends from net investment income
Class IA	(88,910,826)	(64,459,734)
Class IB	(4,407,366)	(2,855,085)

TOTAL DIVIDENDS	(93,318,192)	(67,314,819)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 54,656,030 and 63,049,550 shares, respectively ]	556,737,586	635,461,079
Capital shares issued in reinvestment of dividends [ 8,848,752 and 6,457,969 shares, respectively ]	88,910,826	64,459,734
Capital shares repurchased [ (30,779,432) and (13,776,368) shares, respectively ]	(312,977,365)	(138,806,261)

Total Class IA transactions	332,671,047	561,114,552

Class IB
Capital shares sold [ 8,938,120 and 10,836,453 shares, respectively ]	91,596,246	109,133,068
Capital shares issued in reinvestment of dividends [ 438,288 and 285,842 shares, respectively ]	4,407,366	2,855,085
Capital shares repurchased [ (6,938,304) and (6,228,601) shares, respectively ]	(71,279,092)	(63,200,676)

Total Class IB transactions	24,724,520	48,787,477

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	357,395,567	609,902,029

TOTAL INCREASE IN NET ASSETS	375,557,742	610,414,586
NET ASSETS:
Beginning of period	1,866,665,175	1,256,250,589

End of period (a)	$2,242,222,917	$1,866,665,175

(a) Includes accumulated undistributed (overdistributed) net investment income of	$223,537	$(2,709)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $ 955,206,559) (Securities on loan at market value $221,133,664)	$1,029,005,596
Cash	415,755
Dividends, interest and other receivables	1,097,828
Receivable from Separate Accounts for Trust shares sold	293,685
Other assets	1,122

Total assets	1,030,813,986

LIABILITIES
Collateral held for loaned securities	228,861,385
Payable for securities purchased	396,766
Payable to Separate Accounts for Trust shares redeemed	381,364
Investment management fees payable	173,007
Distribution fees payable—Class IB	143,704
Administrative fees payable	72,303
Trustees’ fees payable	7,126
Variation margin payable on futures contracts	4,950
Accrued expenses	1,154

Total liabilities	230,041,759

NET ASSETS	$800,772,227

Net assets were comprised of:
Paid in capital	$719,390,604
Accumulated undistributed net investment income	311,895
Accumulated undistributed net realized gain	7,267,916
Unrealized appreciation on investments and futures	73,801,812

Net assets	$800,772,227

Class IA
Net asset value, offering and redemption price per share, $130,825,129 / 11,272,038 shares outstanding (unlimited amount authorized: $ 0.01 par value)	$11.61

Class IB
Net asset value, offering and redemption price per share, $669,947,098 / 57,707,569 shares outstanding (unlimited amount authorized: $ 0.01 par value)	$11.61

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends	$15,625,499
Interest	505,843
Securities lending (net)	1,870,468

Total income	18,001,810

EXPENSES
Investment management fees	2,648,769
Distribution fees—Class IB	1,797,110
Administrative fees	1,097,969
Printing and mailing expenses	160,835
Custodian fees	125,000
Professional fees	62,440
Trustees’ fees	19,704
Miscellaneous	26,290

Total expenses	5,938,117

NET INVESTMENT INCOME	12,063,693

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	63,664,715
Futures	(105,576)

Net realized gain	63,559,139

Change in unrealized depreciation on:
Securities	(80,462,081)
Futures	(30,850)

Net change in unrealized depreciation	(80,492,931)

NET REALIZED AND UNREALIZED LOSS	(16,933,792)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,870,099)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,063,693	$7,491,635
Net realized gain on investments and futures	63,559,139	51,109,752
Net change in unrealized appreciation (depreciation) on investments and futures	(80,492,931)	66,027,063

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,870,099)	124,628,450

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2,189,256)	(3,472,783)
Class IB	(9,553,703)	(4,637,213)

	(11,742,959)	(8,109,996)

Distributions from net realized capital gains
Class IA	(10,550,212)	(16,825,769)
Class IB	(49,918,645)	(31,324,816)

	(60,468,857)	(48,150,585)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(72,211,816)	(56,260,581)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 7,088,369 and 28,698,268 shares, respectively ]	93,794,852	367,050,375
Capital shares issued in reinvestment of dividends and distributions [ 1,121,214 and 1,575,673 shares, respectively ]	12,739,468	20,298,552
Capital shares repurchased [ (26,208,896) and (3,087,033) shares, respectively ]	(351,368,459)	(39,262,348)

Total Class IA transactions	(244,834,139)	348,086,579

Class IB
Capital shares sold [ 10,809,217 and 14,285,991 shares, respectively ]	143,692,682	182,880,006
Capital shares issued in reinvestment of dividends and distributions [ 5,273,424 and 2,794,575 shares, respectively ]	59,472,348	35,962,029
Capital shares repurchased [ (11,182,861) and (8,590,527) shares, respectively ]	(148,361,059)	(109,293,645)

Total Class IB transactions	54,803,971	109,548,390

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(190,030,168)	457,634,969

TOTAL INCREASE (DECREASE) IN NET ASSETS	(267,112,083)	526,002,838
NET ASSETS:
Beginning of year	1,067,884,310	541,881,472

End of year (a)	$800,772,227	$1,067,884,310

(a) Includes accumulated undistributed (overdistributed) net investment income of	$311,895	$(5,357)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $596,736,437) (Securities on loan at market value $40,303,285)	$633,665,251
Foreign cash (Cost $149)	152
Receivable for securities sold	1,096,898
Dividends, interest and other receivables	542,879
Receivable from Separate Accounts for Trust shares sold	174,896
Other assets	257

Total assets	635,480,333

LIABILITIES
Collateral held for loaned securities	41,436,844
Payable for securities purchased	1,132,256
Payable to Separate Accounts for Trust shares redeemed	440,580
Investment management fees payable	380,172
Distribution fees payable—Class IB	125,979
Administrative fees payable	53,446
Trustees’ fees payable	5,212
Accrued expenses	122,319

Total liabilities	43,696,808

NET ASSETS	$591,783,525

Net assets were comprised of:
Paid in capital	$618,358,595
Accumulated undistributed net investment income	5,669
Accumulated overdistributed net realized gain	(63,509,541)
Unrealized appreciation on investments and foreign currency translations	36,928,802

Net assets	$591,783,525

Class IA*
Net asset value, offering and redemption price per share, $1,219,398 / 56,841 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.45

Class IB
Net asset value, offering and redemption price per share, $590,564,127 / 27,539,574 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.44

* Class IA commenced operations on May 16, 2007.
STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends (net of $50,527 foreign withholding tax)	$3,741,468
Interest	584,794
Securities lending (net)	34,904

Total income	4,361,166

EXPENSES
Investment management fees	3,273,241
Distribution fees—Class IB	1,035,745
Administrative fees	448,195
Printing and mailing expenses	82,022
Professional fees	56,307
Trustees’ fees	7,286
Custodian fees	4,999
Miscellaneous	11,144

Gross expenses	4,918,939
Less: Waiver from investment advisor	(146,409)
Fees paid indirectly	(838,917)

Net expenses	3,933,613

NET INVESTMENT INCOME	427,553

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	86,725,729
Foreign currency transactions	22,891

Net realized gain	86,748,620

Change in unrealized depreciation on:
Securities	(77,626,943)
Foreign currency translations	(12)

Net change in unrealized depreciation	(77,626,955)

NET REALIZED AND UNREALIZED GAIN	9,121,665

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,549,218

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$427,553	$(1,622,002)
Net realized gain on investments and foreign currency transactions	86,748,620	28,629,877
Net change in unrealized depreciation on investments and foreign currency translations	(77,626,955)	(39,845,374)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,549,218	(12,837,499)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(3,947)	—
Class IB	(436,563)	—

	(440,510)	—

Distributions from net realized capital gains
Class IA	(66,290)	—
Class IB	(32,339,465)	—

	(32,405,755)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(32,846,265)	—

CAPITAL SHARES TRANSACTIONS:
Class IA*
Capital shares sold [ 10,428 and 0 shares, respectively ]	237,695	—
Capital shares issued in connection with merger (Note 12) [ 49,277 and 0 shares, respectively ]	1,145,616	—
Capital shares issued in reinvestment of dividends and distributions [ 3,362 and 0 shares, respectively ]	70,237	—
Capital shares repurchased [ (6,226) and (0) shares, respectively ]	(140,309)	—

Total Class IA transactions	1,313,239	—

Class IB
Capital shares sold [ 2,979,429 and 1,759,789 shares, respectively ]	67,159,066	37,100,164
Capital shares issued in connection with merger (Note 12) [ 15,649,256 and 0 shares, respectively ]	363,177,199	—
Capital shares issued in reinvestment of dividends and distributions [ 1,569,246 and 0 shares, respectively ]	32,776,028	—
Capital shares repurchased [ (4,265,667) and (3,841,153) shares, respectively ]	(95,474,797)	(80,545,722)

Total Class IB transactions	367,637,496	(43,445,558)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	368,950,735	(43,445,558)

TOTAL INCREASE (DECREASE) IN NET ASSETS	345,653,688	(56,283,057)
NET ASSETS:
Beginning of year	246,129,837	302,412,894

End of year (a)	$591,783,525	$246,129,837

(a) Includes accumulated undistributed net investment income and accumulated net investment loss of	$5,669	$(770)

* Class IA commenced operations on May 16, 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $636,674,643) (Securities on loan at market value $31,449,272)	$625,660,243
Foreign cash (Cost $51,597)	52,602
Receivable from Separate Accounts for Trust shares sold	912,542
Dividends, interest and other receivables	729,832

Total assets	627,355,219

LIABILITIES
Collateral held for loaned securities	32,748,706
Investment management fees payable	446,812
Payable to Separate Accounts for Trust shares redeemed	249,254
Distribution fees payable—Class IB	68,281
Administrative fees payable	52,321
Payable for securities purchased	8,042
Trustees’ fees payable	1,306
Accrued expenses	80,545

Total liabilities	33,655,267

NET ASSETS	$593,699,952

Net assets were comprised of:
Paid in capital	$604,739,087
Accumulated overdistributed net investment income	(19,446)
Accumulated undistributed net realized gain	1
Unrealized depreciation on investments and foreign currency translations	(11,019,690)

Net assets	$593,699,952

Class IA
Net asset value, offering and redemption price per share, $274,235,350 / 25,094,827 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.93

Class IB
Net asset value, offering and redemption price per share, $319,464,602 / 29,228,831 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.93

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends (net of $386,497 foreign withholding tax)	$5,860,679
Interest	1,462,731
Securities lending (net)	121,601

Total income	7,445,011

EXPENSES
Investment management fees	3,089,062
Distribution fees—Class IB	608,090
Administrative fees	357,760
Custodian fees	133,400
Printing and mailing expenses	58,532
Professional fees	55,866
Trustees’ fees	5,197
Miscellaneous	11,519

Gross expenses	4,319,426
Less: Waiver from investment advisor	(134,861)
Fees paid indirectly	(47)

Net expenses	4,184,518

NET INVESTMENT INCOME	3,260,493

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	1,744,796
Foreign currency transactions	(81,018)

Net realized gain	1,663,778

Change in unrealized depreciation on:
Securities	(13,729,563)
Foreign currency translations	(642)

Net change in unrealized depreciation	(13,730,205)

NET REALIZED AND UNREALIZED LOSS	(12,066,427)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,805,934)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	September 15, 2006* to December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,260,493	$59,180
Net realized gain (loss) on investments and foreign currency transactions	1,663,778	(30,307)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(13,730,205)	2,710,515

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,805,934)	2,739,388

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,918,419)	(3,150)
Class IB	(1,537,634)	(78,741)

	(3,456,053)	(81,891)

Distributions from net realized capital gains
Class IA	(712,087)	—
Class IB	(877,000)	—

	(1,589,087)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,045,140)	(81,891)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 24,698,953 and 0 shares, respectively ]	279,017,727	—
Capital shares issued in reinvestment of dividends and distributions [ 245,581 and 293 shares, respectively ]	2,630,506	3,150

Total Class IA transactions	281,648,233	3,150

Class IB
Capital shares sold [ 26,098,717 and 7,032,660 shares, respectively ]	291,682,353	73,351,655
Capital shares issued in reinvestment of dividends and distributions [ 225,369 and 7,318 shares, respectively ]	2,414,634	78,741
Capital shares repurchased [ (4,041,950) and (243,283) shares, respectively ]	(44,762,853)	(2,522,384)

Total Class IB transactions	249,334,134	70,908,012

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	530,982,367	70,911,162

TOTAL INCREASE IN NET ASSETS	517,131,293	73,568,659
NET ASSETS:
Beginning of period	76,568,659	3,000,000

End of period (a)	$593,699,952	$76,568,659

(a) Includes accumulated overdistributed net investment income of	$(19,446)	$(24,938)

* The Portfolio commenced operations on September 15, 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $199,496,014) (Securities on loan at market value $857,520)	$218,598,519
Receivable for securities sold	376,100
Dividends, interest and other receivables	306,942
Receivable from Separate Accounts for Trust shares sold	99,422
Other assets	205

Total assets	219,381,188

LIABILITIES
Collateral held for loaned securities	871,200
Payable for securities purchased	669,336
Payable to Separate Accounts for Trust shares redeemed	186,538
Investment management fees payable	120,066
Distribution fees payable—Class IB	46,966
Administrative fees payable	21,484
Trustees’ fees payable	878
Accrued expenses	67,965

Total liabilities	1,984,433

NET ASSETS	$217,396,755

Net assets were comprised of:
Paid in capital	$203,606,381
Accumulated undistributed net investment income	12,526
Accumulated net realized loss	(5,324,657)
Unrealized appreciation on investments	19,102,505

Net assets	$217,396,755

Class IB
Net asset value, offering and redemption price per share, $217,396,755 / 31,769,937 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.84

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends	$3,982,610
Interest	167,006
Securities lending (net)	15,891

Total income	4,165,507

EXPENSES
Investment management fees	1,689,155
Distribution fees—Class IB	563,052
Administrative fees	257,019
Professional fees	47,275
Printing and mailing expenses	33,406
Custodian fees	10,000
Trustees’ fees	4,077
Miscellaneous	8,872

Gross expenses	2,612,856
Less: Waiver from investment advisor	(247,986)
Fees paid indirectly	(18,319)

Net expenses	2,346,551

NET INVESTMENT INCOME	1,818,956

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	15,994,971
Net change in unrealized depreciation on securities	(15,649,617)

NET REALIZED AND UNREALIZED GAIN	345,354

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,164,310

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,818,956	$1,502,686
Net realized gain on investments	15,994,971	12,035,296
Net change in unrealized appreciation (depreciation) on investments	(15,649,617)	12,210,437

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,164,310	25,748,419

DIVIDENDS:
Class IB
Dividends from net investment income	(1,814,860)	(1,506,094)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 8,188,727 and 8,734,643 shares, respectively ]	58,469,557	54,858,410
Capital shares issued in reinvestment of dividends [ 267,421 and 220,890 shares, respectively ]	1,814,860	1,506,094
Capital shares repurchased [ (7,842,930) and (6,010,072) shares, respectively ]	(55,747,066)	(37,881,412)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,537,351	18,483,092

TOTAL INCREASE IN NET ASSETS	4,886,801	42,725,417
NET ASSETS:
Beginning of year	212,509,954	169,784,537

End of year (a)	$217,396,755	$212,509,954

(a) Includes accumulated undistributed net investment income of	$12,526	$8,430

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $320,816,668) (Securities on loan at market value $374,463)	$320,785,348
Dividends, interest and other receivables	356,809
Receivable from Separate Accounts for Trust shares sold	43,894
Other assets	341

Total assets	321,186,392

LIABILITIES
Collateral held for loaned securities	386,925
Payable for securities purchased	174,216
Investment management fees payable	166,471
Payable to Separate Accounts for Trust shares redeemed	133,909
Distribution fees payable—Class IB	69,348
Administrative fees payable	30,573
Trustees’ fees payable	1,076
Accrued expenses	63,544

Total liabilities	1,026,062

NET ASSETS	$320,160,330

Net assets were comprised of:
Paid in capital	$317,885,582
Accumulated undistributed net investment income	62,112
Accumulated undistributed net realized gain	2,243,956
Unrealized depreciation on investments	(31,320)

Net assets	$320,160,330

Class IA
Net asset value, offering and redemption price per share, $770,409 / 70,922 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.86

Class IB
Net asset value, offering and redemption price per share, $319,389,921 / 29,372,300 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.87

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends	$7,513,967
Interest	1,144,759
Securities lending (net)	23,093

Total income	8,681,819

EXPENSES
Investment management fees	2,157,360
Distribution fees—Class IB	828,835
Administrative fees	364,551
Professional fees	51,560
Printing and mailing expenses	49,641
Custodian fees	10,000
Trustees’ fees	5,975
Miscellaneous	9,959

Gross expenses	3,477,881
Less: Waiver from investment advisor	(160,436)
Fees paid indirectly	(21,262)

Net expenses	3,296,183

NET INVESTMENT INCOME	5,385,636

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	13,028,964
Net change in unrealized depreciation on securities	(27,698,290)

NET REALIZED AND UNREALIZED LOSS	(14,669,326)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,283,690)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,385,636	$3,594,313
Net realized gain on investments	13,028,964	2,986,569
Net change in unrealized appreciation (depreciation) on investments	(27,698,290)	26,114,668

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,283,690)	32,695,550

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(14,629)	(1,833)
Class IB	(5,348,154)	(3,561,396)

	(5,362,783)	(3,563,229)

Distributions from net realized capital gains
Class IA	(26,116)	(1,784)
Class IB	(11,340,921)	(3,772,163)

	(11,367,037)	(3,773,947)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(16,729,820)	(7,337,176)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 59,842 and 0 shares, respectively ]	728,906	—
Capital shares issued in reinvestment of dividends and distributions [ 3,749 and 316 shares, respectively ]	40,745	3,617
Capital shares repurchased [ (3,087) and 0 shares, respectively ]	(35,417)	—

Total Class IA transactions	734,234	3,617

Class IB
Capital shares sold [ 8,704,841 and 15,156,740 shares, respectively ]	105,247,828	166,340,895
Capital shares issued in reinvestment of dividends and distributions [ 1,531,038 and 637,673 shares, respectively ]	16,689,075	7,333,559
Capital shares repurchased [ (5,613,835) and (1,916,138) shares, respectively ]	(67,823,433)	(21,342,141)

Total Class IB transactions	54,113,470	152,332,313

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	54,847,704	152,335,930

TOTAL INCREASE IN NET ASSETS	28,834,194	177,694,304
NET ASSETS:
Beginning of year	291,326,136	113,631,832

End of year (a)	$320,160,330	$291,326,136

(a) Includes accumulated undistributed net investment income of	$62,112	$39,259

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $2,947,442,715) (Securities on loan at market value $154,116,475)	$3,940,063,681
Cash	68,696,351
Foreign Cash (Cost 6,169,232)	6,156,094
Receivable for securities sold	33,954,275
Receivable from Separate Accounts for Trust shares sold	7,005,069
Dividends, interest and other receivables	2,615,306
Other assets	1,995

Total assets	4,058,492,771

LIABILITIES
Collateral held for loaned securities	161,857,099
Payable for securities purchased	25,787,947
Payable for deferred India taxes	6,536,567
Payable to Separate Accounts for Trust shares redeemed	4,664,030
Investment management fees payable	3,586,251
Distribution fees payable—Class IB	602,242
Administrative fees payable	330,852
Trustees’ fees payable	16,222
Accrued expenses	690,884

Total liabilities	204,072,094

NET ASSETS	$3,854,420,677

Net assets were comprised of:
Paid in capital	$2,721,480,290
Accumulated undistributed net investment income	110,204
Accumulated undistributed net realized gain	146,765,286
Unrealized appreciation on investments (net of India tax of $6,574,285 on unrealized appreciation on investments) and foreign currency translations	986,064,897

Net assets	$3,854,420,677

Class IA
Net asset value, offering and redemption price per share, $1,016,345,703 / 53,905,825 shares outstanding (unlimited amount authorized: $ 0.01 par value)	$18.85

Class IB
Net asset value, offering and redemption price per share, $2,838,074,974 / 151,029,187 shares outstanding (unlimited amount authorized: $ 0.01 par value)	$18.79

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends (net of $2,877,622 foreign withholding tax)	$47,331,940
Interest	2,125,955
Securities lending (net)	747,283

Total income	50,205,178

EXPENSES
Investment management fees	33,730,495
Distribution fees—Class IB	5,689,401
Custodian fees	4,700,000
Administrative fees	3,099,005
Printing and mailing expenses	477,289
Professional fees	130,499
Trustees’ fees	53,993
Miscellaneous	80,292

Gross expenses	47,960,974
Less: Fees paid indirectly	(598)

Net expenses	47,960,376

NET INVESTMENT INCOME	2,244,802

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	749,698,743
Foreign currency transactions	(8,231,365)

Net realized gain	741,467,378

Change in unrealized appreciation on: Securities (net of India tax of $6,574,285 on unrealized appreciation on investments)	323,281,736
Foreign currency translations	1,922,664

Net change in unrealized appreciation	325,204,400

NET REALIZED AND UNREALIZED GAIN	1,066,671,778

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,068,916,580

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,244,802	$3,637,026
Net realized gain on investments and foreign currency transactions	741,467,378	237,334,238
Net change in unrealized appreciation on investments and foreign currency translations	325,204,400	351,709,332

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,068,916,580	592,680,596

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(3,430,439)
Class IB	—	(5,868,141)

	—	(9,298,580)

Distributions from net realized capital gains
Class IA	(172,156,153)	(43,141,553)
Class IB	(492,020,062)	(133,927,282)

	(664,176,215)	(177,068,835)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(664,176,215)	(186,367,415)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 13,000,687 and 24,610,780 shares, respectively ]	251,338,953	354,236,863
Capital shares issued in reinvestment of dividends and distributions [ 9,604,676 and 2,986,602 shares, respectively ]	172,156,153	46,571,992
Capital shares repurchased [ (6,858,434) and (2,065,636) shares, respectively ]	(126,654,153)	(29,684,370)

Total Class IA transactions	296,840,953	371,124,485

Class IB
Capital shares sold [ 43,304,494 and 43,607,430 shares, respectively ]	825,774,998	642,332,241
Capital shares issued in reinvestment of dividends and distributions [ 27,525,925 and 9,018,671 shares, respectively ]	492,020,062	139,795,423
Capital shares repurchased [ (33,806,291) and (27,240,764) shares, respectively ]	(633,689,614)	(393,830,930)

Total Class IB transactions	684,105,446	388,296,734

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	980,946,399	759,421,219

TOTAL INCREASE IN NET ASSETS	1,385,686,764	1,165,734,400
NET ASSETS:
Beginning of year	2,468,733,913	1,302,999,513

End of year (a)	$3,854,420,677	$2,468,733,913

(a) Includes accumulated undistributed (overdistributed) net investment income of	$110,204	$(1,964,564)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $426,372,469) (Securities on loan at market value $102,273,857)	$458,466,676
Repurchase Agreements (Amortized Cost $102,353,580)	102,353,580
Cash	3,044
Foreign Cash (Cost $102,461)	102,292
Receivable from Separate Accounts for Trust shares sold	1,440,853
Dividends, interest and other receivables	165,789
Other assets	168

Total assets	562,532,402

LIABILITIES
Collateral held for loaned securities	104,953,580
Payable for securities purchased	15,225,222
Payable to Separate Accounts for Trust shares redeemed	404,512
Investment management fees payable	238,174
Distribution fees payable—Class IB	78,586
Administrative fees payable	39,546
Trustees’ fees payable	904
Accrued expenses	61,469

Total liabilities	121,001,993

NET ASSETS	$441,530,409

Net assets were comprised of:
Paid in capital	$410,371,644
Accumulated overdistributed net investment income	(16,529)
Accumulated overdistributed net realized gain	(918,945)
Unrealized appreciation on investments and foreign currency translations	32,094,239

Net assets	$441,530,409

Class IA
Net asset value, offering and redemption price per share, $62,727,799 / 3,988,191 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.73

Class IB
Net asset value, offering and redemption price per share, $378,802,610 / 24,126,464 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.70

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007
INVESTMENT INCOME
Dividends (net of $65,565 foreign withholding tax)	$2,799,760
Interest	547,818
Securities lending (net)	169,024

Total income	3,516,602

EXPENSES
Investment management fees	1,689,313
Distribution fees—Class IB	576,212
Administrative fees	273,256
Professional fees	52,333
Custodian fees	10,000
Printing and mailing expenses	38,579
Trustees’ fees	3,986
Miscellaneous	7,715

Gross expenses	2,651,394
Less: Waiver from investment advisor	(143,892)
Fees paid indirectly	(41,411)

Net expenses	2,466,091

NET INVESTMENT INCOME	1,050,511

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	15,097,258
Foreign currency transactions	(6,986)

Net realized gain	15,090,272

Change in unrealized appreciation (depreciation) on:
Securities	24,374,520
Foreign currency translations	(1,024)

Net change in unrealized appreciation	24,373,496

NET REALIZED AND UNREALIZED GAIN	39,463,768

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,514,279

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,050,511	$100,292
Net realized gain on investments and foreign currency transactions	15,090,272	3,690,866
Net change in unrealized appreciation on investments and foreign currency translations	24,373,496	4,626,152

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	40,514,279	8,417,310

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(284,985)	(478)
Class IB	(772,445)	(132,996)

	(1,057,430)	(133,474)

Distributions from net realized capital gains
Class IA	(2,308,241)	(696)
Class IB	(16,761,291)	(675,701)

	(19,069,532)	(676,397)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(20,126,962)	(809,871)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,005,332 and 0 shares, respectively ]	64,318,596	—
Capital shares issued in reinvestment of dividends and distributions [ 170,312 and 87 shares, respectively ]	2,593,226	1,174
Capital shares repurchased [ (197,540) and (0) shares, respectively ]	(3,187,070)	—

Total Class IA transactions	63,724,752	1,174

Class IB
Capital shares sold [ 15,827,289 and 8,498,898 shares, respectively ]	247,723,883	110,338,471
Capital shares issued in reinvestment of dividends and distributions [ 1,156,785 and 60,262 shares, respectively ]	17,533,736	808,697
Capital shares repurchased [ (3,125,298) and (2,282,499) shares, respectively ]	(47,164,200)	(29,382,304)

Total Class IB transactions	218,093,419	81,764,864

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	281,818,171	81,766,038

TOTAL INCREASE IN NET ASSETS	302,205,488	89,373,477
NET ASSETS:
Beginning of year	139,324,921	49,951,444

End of year (a)	$441,530,409	$139,324,921

(a) Includes accumulated overdistributed net investment income of	$(16,529)	$(454)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN REAL ESTATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (Cost $808,611,236)	$724,292,986
Foreign cash (Cost $451,968)	438,819
Dividends, interest and other receivables	7,433,731
Receivable for securities sold	1,082,788
Receivable from Separate Accounts for Trust shares sold	168,854

Total assets	733,417,178

LIABILITIES
Overdraft payable	462,181
Payable for securities purchased	1,622,884
Payable to Separate Accounts for Trust shares redeemed	910,720
Investment management fees payable	514,449
Distribution fees payable—Class IB	129,977
Administrative fees payable	66,805
Trustees’ fees payable	1,726
Accrued expenses	115,335

Total liabilities	3,824,077

NET ASSETS	$729,593,101

Net assets were comprised of:
Paid in capital	$809,242,417
Accumulated overdistributed net investment income	(20,782)
Accumulated overdistributed realized gain	4,702,865
Unrealized depreciation on investments and foreign currency transactions	(84,331,399)

Net assets	$729,593,101

Class IA
Net asset value, offering and redemption price per share, $137,051,926 / 16,681,423 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.22

Class IB
Net asset value, offering and redemption price per share, $592,541,175 / 72,115,178 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.22

STATEMENT OF OPERATIONS For the Period Ended December 31, 2007*
INVESTMENT INCOME
Dividends (net of $76,879 foreign withholding tax)	$9,384,945
Interest	395,988

Total income	9,780,933

EXPENSES
Investment management fees	2,755,669
Distribution fees—Class IB	613,706
Administrative fees	321,762
Printing and mailing expenses	67,214
Professional fees	63,920
Custodian fees	40,000
Trustees’ fees	5,659
Miscellaneous	6,001

Gross expenses	3,873,931
Less: Waiver from investment advisor	(170,517)

Net expenses	3,703,414

NET INVESTMENT INCOME	6,077,519

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	9,489,098
Foreign currency transactions	(27,238)

Net realized gain	9,461,860

Change in unrealized depreciation on:
Securities	(84,318,250)
Foreign currency translations	(13,149)

Net change in unrealized depreciation	(84,331,399)

NET REALIZED AND UNREALIZED LOSS	(74,869,539)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(68,792,020)

* The Portfolio commenced operations on July 2, 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN REAL ESTATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

July 2, 2007* to December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,077,519
Net realized gain on investments and foreign currency transactions	9,461,860
Net change in unrealized depreciation on investments and foreign currency translations	(84,331,399)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(68,792,020)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,356,608)
Class IB	(5,069,702)

(6,426,310)

Distributions from net realized capital gains
Class IA	(873,636)
Class IB	(3,757,961)

(4,631,597)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(11,057,907)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 19,275,424 shares ]	177,428,143
Capital shares issued in reinvestment of dividends and distributions [ 278,147 shares ]	2,230,244
Capital shares repurchased [ (2,882,148) shares ]	(26,569,429)

Total Class IA transactions	153,088,958

Class IB
Capital shares sold [ 78,840,003 shares ]	720,031,097
Capital shares issued in reinvestment of dividends and distributions [ 1,100,742 shares ]	8,827,663
Capital shares repurchased [ (7,835,567) shares ]	(72,704,690)

Total Class IB transactions	656,154,070

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	809,243,028

TOTAL INCREASE IN NET ASSETS	729,393,101
NET ASSETS:
Beginning of period	200,000

End of period (a)	$729,593,101

(a) Includes accumulated overdistributed net investment income of	$(20,782)

* The Portfolio commenced operations on July 2, 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

MARKETPLUS INTERNATIONAL CORE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

	ASSETS
	Investments at value (Cost $2,071,154,292) (Securities on loan at market value $313,197,789)	$2,249,127,721
	Foreign cash (Cost $2,774,664)	2,799,038
	Foreign Cash Held as Collateral at Broker (Cost $335,459)	211,371
	Dividends, interest and other receivables	6,292,857
	Receivable from Separate Accounts for Trust shares sold	1,525,635
	Receivable for securities sold	117,374
	Other assets	177,218

	Total assets	2,260,251,214

	LIABILITIES
	Overdraft payable	14,168,518
	Collateral held for loaned securities	325,705,995
	Investment management fees payable	1,149,363
	Variation margin payable on futures contracts	773,828
	Payable to Separate Accounts for Trust shares redeemed	654,363
	Payable for securities purchased	408,582
	Administrative fees payable	255,118
	Distribution fees payable—Class IB	253,585
	Recoupment fees payable	80,342
	Trustees’ fees payable	2,792

	Total liabilities	343,452,486

	NET ASSETS	$1,916,798,728

	Net assets were comprised of:
	Paid in capital	$1,712,041,329
	Accumulated undistributed net investment income	2,572,026
	Accumulated undistributed net realized gain	24,265,961
	Unrealized appreciation on investments, futures and foreign currency translations	177,919,412

	Net assets	$1,916,798,728

	Class IA
	Net asset value, offering and redemption price per share, $723,647,899 / 56,733,490 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.76

	Class IB
	Net asset value, offering and redemption price per share, $1,193,150,829 / 93,457,912 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.77

	STATEMENT OF OPERATIONS For the Year Ended December 31, 2007

	INVESTMENT INCOME
	Dividends (net of $3,591,346 foreign withholding tax)	$41,234,596
	Interest	2,492,758
	Securities lending (net)	1,245,001

	Total income	44,972,355

	EXPENSES
	Investment management fees	12,008,546
	Distribution fees—Class IB	2,928,819
	Administrative fees	2,390,856
	Custodian fees	1,000,000
	Printing and mailing expenses	272,256
	Professional fees	85,308
	Trustees’ fees	31,440
	Miscellaneous	46,075

	Gross expenses	18,763,300
Less:	Waiver from investment advisor	(310,913)
	Fees paid indirectly	(1,773,466)

	Net expenses	16,678,921

	NET INVESTMENT INCOME	28,293,434

	REALIZED AND UNREALIZED GAIN (LOSS)
	Realized gain (loss) on:
	Securities	383,917,074
	Futures	(1,095,106)
	Foreign currency transactions	(16,498,607)

	Net realized gain	366,323,361

	Change in unrealized appreciation (depreciation) on:
	Securities	(152,447,298)
	Futures	26,531
	Foreign currency translations	184,435

	Net change in unrealized depreciation	(152,236,332)

	NET REALIZED AND UNREALIZED GAIN	214,087,029

	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$242,380,463

See Notes to Financial Statements.

EQ ADVISORS TRUST

MARKETPLUS INTERNATIONAL CORE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$28,293,434	$13,007,002
Net realized gain on investments, futures and foreign currency transactions	366,323,361	86,264,656
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(152,236,332)	125,902,202

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	242,380,463	225,173,860

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(4,531,955)	(5,308,479)
Class IB	(4,637,873)	(11,758,961)

	(9,169,828)	(17,067,440)

Distributions from net realized capital gains
Class IA	(136,558,896)	(22,268,713)
Class IB	(229,437,844)	(60,489,718)

	(365,996,740)	(82,758,431)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(375,166,568)	(99,825,871)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 14,996,453 and 20,867,853 shares, respectively ]	226,043,561	278,341,684
Capital shares issued in reinvestment of dividends and distributions [ 11,458,076 and 2,008,234 shares, respectively ]	141,090,851	27,577,192
Capital shares repurchased [ (689,377) and (1,474,238) shares, respectively ]	(10,441,934)	(19,756,048)

Total Class IA transactions	356,692,478	286,162,828

Class IB
Capital shares sold [ 10,943,783 and 20,414,968 shares, respectively ]	162,782,761	272,833,179
Capital shares issued in reinvestment of dividends and distributions [ 18,975,126 and 5,274,756 shares, respectively ]	234,075,717	72,248,679
Capital shares repurchased [ (16,870,192) and (11,661,509) shares, respectively ]	(251,311,586)	(156,874,923)

Total Class IB transactions	145,546,892	188,206,935

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	502,239,370	474,369,763

TOTAL INCREASE IN NET ASSETS	369,453,265	599,717,752
NET ASSETS:
Beginning of year	1,547,345,463	947,627,711

End of year (a)	$1,916,798,728	$1,547,345,463

(a) Includes accumulated undistributed (overdistributed) net investment income of	$2,572,026	$(10,047,715)

See Notes to Financial Statements.

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP CORE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

	ASSETS
	Investments at value (Cost $306,715,816) (Securities on loan at market value $21,690,490)	$306,728,176
	Receivable for securities sold	657,138
	Dividends, interest and other receivables	619,444
	Receivable from Separate Accounts for Trust shares sold	72,442
	Other assets	1,234

	Total assets	308,078,434

	LIABILITIES
	Collateral held for loaned securities	22,316,795
	Payable for securities purchased	752,945
	Payable to Separate Accounts for Trust shares redeemed	275,346
	Investment management fees payable	111,980
	Distribution fees payable—Class IB	61,336
	Administrative fees payable	48,730
	Variation margin payable on futures contracts	15,770
	Trustees’ fees payable	5,281
	Accrued expenses	16,697

	Total liabilities	23,604,880

	NET ASSETS	$284,473,554

	Net assets were comprised of:
	Paid in capital	$285,018,025
	Accumulated overdistributed net investment income	(4,144)
	Accumulated overdistributed net realized gain	(528,455)
	Unrealized depreciation on investments, futures and foreign currency translations	(11,872)

	Net assets	$284,473,554

	Class IA
	Net asset value, offering and redemption price per share, $296,533 / 32,660 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.08

	Class IB
	Net asset value, offering and redemption price per share, $284,177,021 / 31,254,761 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.09

	STATEMENT OF OPERATIONS For the Year Ended December 31, 2007

	INVESTMENT INCOME
	Dividends (net of $37,129 foreign withholding tax)	$5,953,772
	Interest	210,559
	Securities lending (net)	28,273

	Total income	6,192,604

	EXPENSES
	Investment management fees	1,709,003
	Distribution fees—Class IB	787,454
	Administrative fees	502,918
	Professional fees	49,629
	Printing and mailing expenses	46,449
	Custodian fees	23,500
	Trustees’ fees	5,962
	Miscellaneous	18,246

	Gross expenses	3,143,161
Less:	Waiver from investment advisor	(146,780)
	Fees paid indirectly	(501,175)

	Net expenses	2,495,206

	NET INVESTMENT INCOME	3,697,398

	REALIZED AND UNREALIZED GAIN (LOSS)
	Realized gain (loss) on:
	Securities	61,163,245
	Futures	103,473
	Foreign currency transactions	(3,141)

	Net realized gain	61,263,577

	Change in unrealized appreciation (depreciation) on:
	Securities	(52,050,882)
	Futures	(33,287)
	Foreign currency translations	6,323

	Net change in unrealized depreciation	(52,077,846)

	NET REALIZED AND UNREALIZED GAIN	9,185,731

	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,883,129

See Notes to Financial Statements.

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP CORE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,697,398	$2,766,634
Net realized gain on investments, futures and foreign currency transactions	61,263,577	27,481,872
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(52,077,846)	9,679,091

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	12,883,129	39,927,597

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(4,497)	(2,170)
Class IB	(3,625,971)	(2,783,820)

	(3,630,468)	(2,785,990)

Distributions from net realized capital gains
Class IA	(62,264)	—
Class IB	(60,319,209)	—

	(60,381,473)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(64,011,941)	(2,785,990)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 13,716 and 3,761 shares, respectively ]	163,150	39,665
Capital shares issued in reinvestment of dividends and distributions [ 7,453 and 191 shares, respectively ]	66,761	2,170
Capital shares repurchased [ (6,313) and (5,099) shares, respectively ]	(76,327)	(53,573)

Total Class IA transactions	153,584	(11,738)

Class IB
Capital shares sold [ 2,310,783 and 1,992,179 shares, respectively ]	27,100,321	21,146,365
Capital shares issued in reinvestment of dividends and distributions [ 7,128,019 and 245,060 shares, respectively ]	63,945,180	2,783,820
Capital shares repurchased [ (7,348,940) and (6,604,736) shares, respectively ]	(85,734,549)	(69,848,739)

Total Class IB transactions	5,310,952	(45,918,554)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	5,464,536	(45,930,292)

TOTAL DECREASE IN NET ASSETS	(45,664,276)	(8,788,685)
NET ASSETS:
Beginning of year	330,137,830	338,926,515

End of year (a)	$284,473,554	$330,137,830

(a) Includes accumulated overdistributed net investment income of	$(4,144)	$(4,957)

See Notes to Financial Statements.

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

	ASSETS
	Investments at value (Cost $997,770,534) (Securities on loan at market value $81,970,687)	$1,063,002,765
	Cash	2,048
	Receivable for securities sold	4,939,028
	Dividends, interest and other receivables	1,044,740
	Receivable from Separate Accounts for Trust shares sold	744,093

	Total assets	1,069,732,674

	LIABILITIES
	Overdraft payable	728
	Collateral held for loaned securities	81,751,248
	Payable for securities purchased	1,018,764
	Payable to Separate Accounts for Trust shares redeemed	695,897
	Distribution fees payable—Class IB	207,682
	Investment management fees payable	170,277
	Administrative fees payable	137,435
	Variation margin payable on futures contracts	43,430
	Trustees’ fees payable	28,865
	Accrued expenses	274,967

	Total liabilities	84,329,293

	NET ASSETS	$985,403,381

	Net assets were comprised of:
	Paid in capital	$1,565,750,513
	Accumulated undistributed net investment income	184,379
	Accumulated net realized loss	(645,719,448)
	Unrealized appreciation on investments, futures and foreign currency translations	65,187,937

	Net assets	$985,403,381

	Class IA
	Net asset value, offering and redemption price per share, $7,371,304 / 406,869 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.12

	Class IB
	Net asset value, offering and redemption price per share, $978,032,077 / 55,107,994 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.75

	STATEMENT OF OPERATIONS For the Year Ended December 31, 2007

	INVESTMENT INCOME
	Dividends (net of $231,095 foreign withholding tax)	$9,906,458
	Interest	896,806
	Securities lending (net)	155,024

	Total income	10,958,288

	EXPENSES
	Investment management fees	5,010,479
	Distribution fees—Class IB	2,227,161
	Administrative fees	1,267,504
	Printing and mailing expenses	146,102
	Custodian fees	104,999
	Professional fees	59,182
	Trustees’ fees	17,537
	Miscellaneous	34,583

	Gross expenses	8,867,547
Less:	Waiver from investment advisor	(34,013)
	Fees paid indirectly	(1,421,084)

	Net expenses	7,412,450

	NET INVESTMENT INCOME	3,545,838

	REALIZED AND UNREALIZED GAIN (LOSS)
	Realized gain on:
	Securities	161,303,025
	Futures	241,974
	Foreign currency transactions	2,039

	Net realized gain	161,547,038

	Change in unrealized depreciation on:
	Securities	(37,586,356)
	Futures	(44,751)
	Foreign currency translations	(2,176)

	Net change in unrealized depreciation	(37,633,283)

	NET REALIZED AND UNREALIZED GAIN	123,913,755

	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$127,459,593

See Notes to Financial Statements.

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,545,838	$(2,437,996)
Net realized gain on investments, futures and foreign currency transactions	161,547,038	110,889,009
Net change in unrealized depreciation on investments, futures and foreign currency translations	(37,633,283)	(44,133,271)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	127,459,593	64,317,742

DIVIDENDS:
Dividends from net investment income
Class IA	(42,439)	—
Class IB	(3,267,867)	—

TOTAL DIVIDENDS	(3,310,306)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 155,577 and 95,655 shares, respectively ]	2,742,676	1,428,920
Capital shares issued in reinvestment of dividends [ 2,384 and 0 shares, respectively ]	42,439	—
Capital shares repurchased [ (48,268) and (25,182) shares, respectively ]	(848,884)	(377,424)

Total Class IA transactions	1,936,231	1,051,496

Class IB
Capital shares sold [ 9,743,228 and 4,529,035 shares, respectively ]	168,931,049	66,889,981
Capital shares issued in reinvestment of dividends [ 187,442 and 0 shares, respectively ]	3,267,867	—
Capital shares repurchased [ (10,702,307) and (12,800,350) shares, respectively ]	(178,055,200)	(186,999,276)

Total Class IB transactions	(5,856,284)	(120,109,295)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(3,920,053)	(119,057,799)

TOTAL INCREASE (DECREASE) IN NET ASSETS	120,229,234	(54,740,057)
NET ASSETS:
Beginning of year	865,174,147	919,914,204

End of year (a)	$985,403,381	$865,174,147

(a) Includes accumulated undistributed (overdistributed) net investment income of	$184,379	$(36,908)

See Notes to Financial Statements.

EQ ADVISORS TRUST

MARKETPLUS MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

	ASSETS
	Investments at value (Cost $2,098,100,850) (Securities on loan at market value $423,455,750)	$1,919,970,699
	Repurchase Agreement (Amortized Cost $218,951,377)	218,951,377
	Dividends, interest and other receivables	4,023,266
	Receivable for securities sold	1,645,908
	Receivable from Separate Accounts for Trust shares sold	342,890
	Other assets	14,047

	Total assets	2,144,948,187

	LIABILITIES
	Overdraft payable	4,429
	Overdraft payable of Foreign Cash	8,484
	Collateral held for loaned securities	440,140,857
	Payable to Separate Accounts for Trust shares redeemed	3,279,027
	Payable for securities purchased	1,548,011
	Investment management fees payable	791,287
	Distribution fees payable—Class IB	361,621
	Administrative fees payable	232,289
	Variation margin payable on futures contracts	55,440
	Trustees’ fees payable	24,724
	Accrued expenses	13,484

	Total liabilities	446,459,653

	NET ASSETS	$1,698,488,534

	Net assets were comprised of:
	Paid in capital	$1,894,007,696
	Accumulated overdistributed net investment income	(31,242)
	Accumulated overdistributed net realized gain	(17,439,777)
	Unrealized depreciation on investments, futures and foreign currency translations	(178,048,143)

	Net assets	$1,698,488,534

	Class IA
	Net asset value, offering and redemption price per share, $26,776,882 / 2,577,353 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.39

	Class IB
	Net asset value, offering and redemption price per share, $1,671,711,652 / 162,073,006 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.31

	STATEMENT OF OPERATIONS For the Year Ended December 31, 2007

	INVESTMENT INCOME
	Dividends (net of $307,342 foreign withholding tax)	$32,872,850
	Interest	2,198,272
	Securities lending (net)	1,053,418

	Total income	36,124,540

	EXPENSES
	Investment management fees	12,137,452
	Distribution fees—Class IB	4,795,841
	Administrative fees	2,607,094
	Printing and mailing expenses	301,793
	Custodian fees	215,000
	Professional fees	72,056
	Trustees’ fees	36,443
	Miscellaneous	57,124

	Gross expenses	20,222,803
Less:	Waiver from investment advisor	(16,388)
	Fees paid indirectly	(4,159,452)

	Net expenses	16,046,963

	NET INVESTMENT INCOME	20,077,577

	REALIZED AND UNREALIZED GAIN (LOSS)
	Realized gain (loss) on:
	Securities	394,770,531
	Futures	(517,699)
	Foreign currency transactions	(57,386)

	Net realized gain	394,195,446

	Change in unrealized appreciation (depreciation) on:
	Securities	(432,473,984)
	Futures	76,063
	Foreign currency translations	4,974

	Net change in unrealized depreciation	(432,392,947)

	NET REALIZED AND UNREALIZED LOSS	(38,197,501)

	NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,119,924)

See Notes to Financial Statements.

EQ ADVISORS TRUST

MARKETPLUS MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$20,077,577	$5,350,729
Net realized gain on investments, futures, and foreign currency transactions	394,195,446	167,334,190
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(432,392,947)	43,013,772

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(18,119,924)	215,698,691

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(365,495)	(120,628)
Class IB	(18,876,589)	(4,815,835)

	(19,242,084)	(4,936,463)

Distributions from net realized capital gains
Class IA	(6,761,300)	(1,996,925)
Class IB	(433,605,608)	(162,283,299)

	(440,366,908)	(164,280,224)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(459,608,992)	(169,216,687)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 346,349 and 456,092 shares, respectively ]	5,103,605	6,619,975
Capital shares issued in reinvestment of dividends and distributions [ 684,123 and 148,671 shares, respectively ]	7,126,795	2,117,553
Capital shares repurchased [ (136,511) and (101,790) shares, respectively ]	(1,980,110)	(1,482,795)

Total Class IA transactions	10,250,290	7,254,733

Class IB
Capital shares sold [ 11,552,741 and 14,184,524 shares, respectively ]	172,218,361	205,348,718
Capital shares issued in reinvestment of dividends and distributions [ 43,687,084 and 11,795,846 shares, respectively ]	452,482,197	167,099,134
Capital shares repurchased [ (25,853,687) and (17,327,814) shares, respectively ]	(380,548,449)	(250,945,170)

Total Class IB transactions	244,152,109	121,502,682

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	254,402,399	128,757,415

TOTAL INCREASE (DECREASE) IN NET ASSETS	(223,326,517)	175,239,419
NET ASSETS:
Beginning of year	1,921,815,051	1,746,575,632

End of year (a)	$1,698,488,534	$1,921,815,051

(a) Includes accumulated overdistributed net investment income of	$(31,242)	$(726,121)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO(u)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2007 (e)	2006 (e)	2005 (e)		2004	2003(e)
Net asset value, beginning of year	$21.12	$19.71	$19.28		$18.27		$15.28

Income from investment operations:
Net investment income	0.31	0.43	0.47		0.29		0.19
Net realized and unrealized gain on investments and foreign currency transactions	0.63	1.58	0.53		1.25		2.99

Total from investment operations	0.94	2.01	1.00		1.54		3.18

Less distributions:
Dividends from net investment income	(0.80)	(0.60)	(0.57)		(0.53)		(0.19)

Net asset value, end of year	$21.26	$21.12	$19.71		$19.28		$18.27

Total return	4.52%	10.17%	5.15%		8.57%		20.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$431,095	$508,403	$565,938		$639,576		$693,844
Ratio of expenses to average net assets:
After waivers	0.35%	0.35%	0.84%		1.05%		1.05%
After waivers and fees paid indirectly	0.35%	0.35%	0.74%		1.05%		1.04%
Before waivers and fees paid indirectly	0.55%	0.55%	0.94%		1.15%		1.05%
Ratio of net investment income to average net assets:
After waivers	1.42%	2.13%	2.31%		1.31%		1.13%
After waivers and fees paid indirectly	1.43%	2.13%	2.41%		1.31%		1.14%
Before waivers and fees paid indirectly	1.22%	1.93%	2.21%		1.21%		1.13%
Portfolio turnover rate	62%	15%	155	%(d)	67%		71%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.04	$0.04	$0.02		$0.02	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	April 30, 2007* to December 31, 2007 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.14
Net realized and unrealized gain on investments	(0.40)

Total from investment operations	(0.26)

Less distributions:
Dividends from net investment income	(0.15)
Distribution from realized gains	—	#

Total dividends and distributions	(0.15)

Net asset value, end of period	$9.59

Total return (b)	(2.54)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$97
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	—	%(x)
Before waivers and reimbursements (a)	0.27	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	2.12%
Before waivers and reimbursements (a)	(8.52)%
Portfolio turnover rate	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.71

Class IB	April 30, 2007* to December 31, 2007 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.27
Net realized and unrealized gain on investments	(0.54)

Total from investment operations	(0.27)

Less distributions:
Dividends from net investment income	(0.14)
Distribution from realized gains	—	#

Total dividends and distributions	(0.14)

Net asset value, end of period	$9.59

Total return (b)	(2.71)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$825,630
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.25	%(x)
Before waivers and reimbursements (a)	0.52	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	4.05%
Before waivers and reimbursements (a)	3.78%
Portfolio turnover rate	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2007 (e)		August 25, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.99		$10.00

Income from investment operations:
Net investment income	0.42		0.24
Net realized and unrealized gain on investments	0.78		0.91

Total from investment operations	1.20		1.15

Less distributions:
Dividends from net investment income	(0.22)		(0.16)
Distributions from net realized gains	(0.07)		—

Total dividends and distributions	(0.29)		(0.16)

Net asset value, end of period	$11.90		$10.99

Total return (b)	10.93%		11.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,578		$3,339
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.40%		0.40%
After waivers, reimbursements, and fees paid indirectly(a)	0.33%		0.10	%(c)
Before waivers, reimbursements, and fees paid indirectly(a)	1.50%		4.93	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.40%		6.34%
After waivers, reimbursements, and fees paid indirectly(a)	3.47%		6.60%
Before waivers, reimbursements, and fees paid indirectly(a)	2.30%		1.79%
Portfolio turnover rate	8%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.13		$0.17

Class IB	Year Ended December 31, 2007 (e)		August 25, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.99		$10.00

Income from investment operations:
Net investment income	0.22		0.20
Net realized and unrealized gain on investments	0.94		0.94

Total from investment operations	1.16		1.14

Less distributions:
Dividends from net investment income	(0.18)		(0.15)
Distributions from net realized gains	(0.07)		—

Total dividends and distributions	(0.25)		(0.15)

Net asset value, end of period	$11.90		$10.99

Total return (b)	10.63%		11.40%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,849		$1,671
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.65%		0.65%
After waivers, reimbursements, and fees paid indirectly(a)	0.58%		0.35	%(c)
Before waivers, reimbursements, and fees paid indirectly(a)	1.75	%(c)	5.18	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.81%		5.14%
After waivers, reimbursements, and fees paid indirectly(a)	1.88%		5.52%
Before waivers, reimbursements, and fees paid indirectly(a)	0.63%		0.55%
Portfolio turnover rate	8%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.14		$0.17

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of year	$19.80	$18.09	$17.49	$15.47	$10.49

Income from investment operations:
Net investment income	0.25	0.27	0.18	0.21	0.12
Net realized and unrealized gain on investments and futures	0.48	1.72	0.61	2.01	5.09

Total from investment operations	0.73	1.99	0.79	2.22	5.21

Less distributions:
Dividends from net investment income	(0.26)	(0.28)	(0.19)	(0.20)	(0.23)

Net asset value, end of year	$20.27	$19.80	$18.09	$17.49	$15.47

Total return	3.73%	11.01%	4.52%	14.40%	49.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,425,334	$7,114,739	$7,297,020	$7,847,618	$7,472,301
Ratio of expenses to average net assets:
After fees paid indirectly	0.59%	0.55%	0.50%	0.43%	0.52%
Before fees paid indirectly	0.60%	0.57%	0.52%	0.52%	0.54%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.21%	1.43%	1.05%	1.23%	0.93%
Before fees paid indirectly	1.20%	1.42%	1.03%	1.14%	0.91%
Portfolio turnover rate	44%	35%	38%	47%	92%

	Year Ended December 31,
Class IB	2007 (e)	2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of year	$19.69	$17.99	$17.39	$15.38	$10.40

Income from investment operations:
Net investment income	0.19	0.22	0.14	0.15	0.08
Net realized and unrealized gain on investments and futures	0.49	1.71	0.60	2.02	5.06

Total from investment operations	0.68	1.93	0.74	2.17	5.14

Less distributions:
Dividends from net investment income	(0.21)	(0.23)	(0.14)	(0.16)	(0.16)

Net asset value, end of year	$20.16	$19.69	$17.99	$17.39	$15.38

Total return	3.48%	10.72%	4.27%	14.12%	49.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,090,492	$2,364,942	$2,351,936	$2,320,683	$1,884,006
Ratio of expenses to average net assets:
After fees paid indirectly	0.84%	0.80%	0.75%	0.68%	0.77%
Before fees paid indirectly	0.85%	0.82%	0.77%	0.77%	0.79%
Ratio of net investment income to average net assets:
After fees paid indirectly	0.96%	1.18%	0.80%	0.98%	0.68%
Before fees paid indirectly	0.95%	1.17%	0.78%	0.89%	0.66%
Portfolio turnover rate	44%	35%	38%	47%	92%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006 (e)	2005 (e)	2004	2003 (e)
Net asset value, beginning of year	$9.67	$9.77	$10.00	$10.11	$10.30

Income (loss) from investment operations:
Net investment income	0.44	0.40	0.34	0.32	0.26
Net realized and unrealized gain (loss) on investments	0.25	(0.07)	(0.19)	(0.09)	(0.02)

Total from investment operations	0.69	0.33	0.15	0.23	0.24

Less distributions:
Dividends from net investment income	(0.47)	(0.43)	(0.38)	(0.33)	(0.33)
Distributions from realized gains	—	—	—	(0.01)	(0.10)

Total dividends and distributions	(0.47)	(0.43)	(0.38)	(0.34)	(0.43)

Net asset value, end of year	$9.89	$9.67	$9.77	$10.00	$10.11

Total return	7.13%	3.35%	1.51%	2.13%	2.45%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$227,848	$222,451	$248,266	$296,399	$344,547
Ratio of expenses to average net assets	0.63%	0.61%	0.56%	0.56%	0.57%
Ratio of net investment income to average net assets	4.46%	4.03%	3.42%	2.95%	2.51%
Portfolio turnover rate	167%	231%	251%	274%	477%

	Year Ended December 31,
Class IB	2007(e)	2006 (e)	2005(e)	2004	2003(e)
Net asset value, beginning of year	$9.62	$9.71	$9.94	$10.05	$10.24

Income (loss) from investment operations:
Net investment income	0.41	0.37	0.32	0.28	0.23
Net realized and unrealized gain (loss) on investments	0.25	(0.06)	(0.20)	(0.08)	(0.02)

Total from investment operations	0.66	0.31	0.12	0.20	0.21

Less distributions:
Dividends from net investment income	(0.44)	(0.40)	(0.35)	(0.30)	(0.30)
Distributions from realized gains	—	—	—	(0.01)	(0.10)

Total dividends and distributions	(0.44)	(0.40)	(0.35)	(0.31)	(0.40)

Net asset value, end of year	$9.84	$9.62	$9.71	$9.94	$10.05

Total return	6.97%	3.07%	1.24%	1.97%	2.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$470,755	$486,352	$542,787	$595,497	$630,578
Ratio of expenses to average net assets	0.88%	0.86%	0.81%	0.81%	0.82%
Ratio of net investment income to average net assets	4.21%	3.74%	3.17%	2.70%	2.26%
Portfolio turnover rate	167%	231%	251%	274%	477%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO (m)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of year	$14.42	$12.70	$11.17	$9.62	$7.24

Income from investment operations:
Net investment income	0.27	0.19	0.18	0.13	0.11
Net realized and unrealized gain on investments, futures, and foreign currency transactions	1.40	2.82	1.56	1.64	2.43

Total from investment operations	1.67	3.01	1.74	1.77	2.54

Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.21)	(0.22)	(0.16)
Distributions from realized gains	(1.38)	(1.05)	—	—	—

Total dividends and distributions	(1.62)	(1.29)	(0.21)	(0.22)	(0.16)

Net asset value, end of year	$14.47	$14.42	$12.70	$11.17	$9.62

Total return	11.98%	23.80%	15.61%	18.51%	35.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,713,719	$1,602,552	$1,330,210	$1,212,207	$1,091,319
Ratio of expenses to average net assets:
After waivers	0.85%	0.85%	0.85%	0.85%	0.85%
After waivers and fees paid indirectly	0.85%	0.85%	0.84%	0.83%	0.85%
Before waivers and fees paid indirectly	0.89%	0.88%	0.85%	0.85%	0.87%
Ratio of net investment income to average net assets:
After waivers	1.74%	1.36%	1.60%	1.28%	1.29%
After waivers and fees paid indirectly	1.74%	1.37%	1.61%	1.30%	1.29%
Before waivers and fees paid indirectly	1.69%	1.33%	1.60%	1.28%	1.27%
Portfolio turnover rate	52%	70%	67%	60%	59%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$— #	$— #	$— #	$— #

	Year Ended December 31,
Class IB	2007(e)	2006(e)	2005(e)	2004	2003
Net asset value, beginning of year	$14.22	$12.53	$11.02	$9.50	$7.13

Income from investment operations:
Net investment income	0.22	0.15	0.15	0.10	0.07
Net realized and unrealized gain on investments, futures, and foreign currency transactions	1.38	2.78	1.53	1.61	2.44

Total from investment operations	1.60	2.93	1.68	1.71	2.51

Less distributions:
Dividends from net investment income	(0.19)	(0.19)	(0.17)	(0.19)	(0.14)
Distributions from realized gains	(1.38)	(1.05)	—	—	—

Total dividends and distributions	(1.57)	(1.24)	(0.17)	(0.19)	(0.14)

Net asset value, end of year	$14.25	$14.22	$12.53	$11.02	$9.50

Total return	11.69%	23.55%	15.33%	18.10%	35.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,739,210	$1,342,183	$930,307	$667,930	$488,571
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.10%	1.10%	1.10%
After waivers and fees paid indirectly	1.10%	1.10%	1.09%	1.08%	1.10%
Before waivers and fees paid indirectly	1.14%	1.13%	1.10%	1.10%	1.12%
Ratio of net investment income to average net assets:
After waivers	1.46%	1.10%	1.35%	1.03%	1.04%
After waivers and fees paid indirectly	1.46%	1.10%	1.36%	1.05%	1.04%
Before waivers and fees paid indirectly	1.42%	1.06%	1.35%	1.03%	1.02%
Portfolio turnover rate	52%	70%	67%	60%	59%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$— #	$— #	$— #	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)		2006 (e)		2005 (e)	2004	2003
Net asset value, beginning of year	$7.82		$7.85		$6.81	$6.27	$5.07

Income (loss) from investment operations:
Net investment income (loss)	0.01		—	#	(0.02)	(0.01)	— #
Net realized and unrealized gain (loss) on investments	1.12		(0.03)		1.06	0.55	1.20

Total from investment operations	1.13		(0.03)		1.04	0.54	1.20

Net asset value, end of year	$8.95		$7.82		$7.85	$6.81	$6.27

Total return	14.32%		(0.38)%		15.27%	8.61%	23.67%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,442		$108,447		$294,078	$405,919	$355,205
Ratio of expenses to average net assets:
After waivers	0.80%		0.80%		0.80%	0.85%	0.90%
After waivers and fees paid indirectly	0.78%		0.78%		0.77%	0.79%	0.89%
Before waivers and fees paid indirectly	1.03%		0.98%		0.95%	0.95%	0.95%
Ratio of net investment loss to average net assets:
After waivers	0.05%		(0.07)%		(0.25)%	(0.15)%	(0.10)%
After waivers and fees paid indirectly	0.07%		(0.05)%		(0.22)%	(0.09)%	(0.09)%
Before waivers and fees paid indirectly	(0.18)%		(0.25)%		(0.40)%	(0.25)%	(0.15)%
Portfolio turnover rate	89%		83%		55%	77%	77%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.02		$0.01		$0.01	$0.01	$— #

	Year Ended December 31,
Class IB	2007 (e)		2006 (e)		2005 (e)	2004	2003
Net asset value, beginning of year	$7.68		$7.72		$6.72	$6.20	$5.03

Income (loss) from investment operations:
Net investment loss	(0.02)		(0.02)		(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.10		(0.02)		1.03	0.54	1.19

Total from investment operations	1.08		(0.04)		1.00	0.52	1.17

Net asset value, end of year	$8.76		$7.68		$7.72	$6.72	$6.20

Total return	14.06%		(0.52)%		14.88%	8.39%	23.26%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$754,477		$728,698		$801,981	$727,261	$725,650
Ratio of expenses to average net assets:
After waivers	1.05%		1.05%		1.05%	1.10%	1.15%
After waivers and fees paid indirectly	1.03	%(c)	1.03%		1.02%	1.04%	1.14%
Before waivers and fees paid indirectly	1.28%		1.23	%(c)	1.20%	1.20%	1.20%
Ratio of net investment loss to average net assets:
After waivers	(0.20)%		(0.30)%		(0.50)%	(0.40)%	(0.35)%
After waivers and fees paid indirectly	(0.19)%		(0.28)%		(0.47)%	(0.34)%	(0.34)%
Before waivers and fees paid indirectly	(0.43)%		(0.50)%		(0.65)%	(0.50)%	(0.40)%
Portfolio turnover rate	89%		83%		55%	77%	77%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$0.02		$0.01		$0.01	$0.01	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006 (e)	2005 (e)	2004	2003(e)
Net asset value, beginning of year	$10.00	$10.02	$10.20	$10.25	$10.17

Income (loss) from investment operations:
Net investment income	0.46	0.43	0.36	0.26	0.24
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.01	(0.02)	(0.12)	0.15	0.12

Total from investment operations	0.47	0.41	0.24	0.41	0.36

Less distributions:
Dividends from net investment income	(0.53)	(0.43)	(0.39)	(0.27)	(0.15)
Distributions from realized gains	—	—	(0.03)	(0.19)	(0.13)

Total dividends and distributions	(0.53)	(0.43)	(0.42)	(0.46)	(0.28)

Net asset value, end of year	$9.94	$10.00	$10.02	$10.20	$10.25

Total return	4.78%	4.06%	2.33%	3.95%	3.83%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,556,385	$1,644,924	$1,543,231	$1,627,106	$1,459,282
Ratio of expenses to average net assets	0.64%	0.61%	0.55%	0.56%	0.58%
Ratio of net investment income to average net assets	4.49%	4.25%	3.51%	2.55%	2.35%
Portfolio turnover rate	165%	353%	531%	659%	697%

	Year Ended December 31,
Class IB	2007(e)	2006(e)	2005(e)	2004	2003(e)
Net asset value, beginning of year	$9.95	$9.96	$10.15	$10.19	$10.12

Income (loss) from investment operations:
Net investment income	0.43	0.40	0.33	0.23	0.22
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.01	(0.01)	(0.13)	0.16	0.11

Total from investment operations	0.44	0.39	0.20	0.39	0.33

Less distributions:
Dividends from net investment income	(0.50)	(0.40)	(0.36)	(0.24)	(0.13)
Distributions from realized gains	—	—	(0.03)	(0.19)	(0.13)

Total dividends and distributions	(0.50)	(0.40)	(0.39)	(0.43)	(0.26)

Net asset value, end of year	$9.89	$9.95	$9.96	$10.15	$10.19

Total return	4.60%	3.79%	1.95%	3.79%	3.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$497,051	$480,846	$465,584	$424,156	$367,273
Ratio of expenses to average net assets	0.89%	0.86%	0.80%	0.81%	0.83%
Ratio of net investment income to average net assets	4.24%	4.00%	3.26%	2.30%	2.10%
Portfolio turnover rate	165%	353%	531%	659%	697%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of year	$16.37	$16.28	$14.57	$12.75	$9.02

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.09)	(0.06)	(0.06)	(0.02)
Net realized and unrealized gain on investments	2.73	1.60	1.77	1.88	3.75

Total from investment operations	2.68	1.51	1.71	1.82	3.73

Less distributions:
Distributions from realized gains	(2.66)	(1.42)	—	—	—

Net asset value, end of year	$16.39	$16.37	$16.28	$14.57	$12.75

Total return	17.00%	9.28%	11.74%	14.27%	41.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$542,826	$509,593	$507,858	$493,124	$451,408
Ratio of expenses to average net assets:
After fees paid indirectly	0.86%	0.83%	0.76%	0.73%	0.78%
Before fees paid indirectly	0.87%	0.84%	0.80%	0.81%	0.82%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.26)%	(0.51)%	(0.39)%	(0.48)%	(0.21)%
Before fees paid indirectly	(0.27)%	(0.52)%	(0.43)%	(0.56)%	(0.25)%
Portfolio turnover rate	84%	74%	103%	81%	114%

	Year Ended December 31,
Class IB	2007(e)	2006(e)	2005(e)	2004	2003
Net asset value, beginning of year	$15.95	$15.93	$14.29	$12.54	$8.90

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.13)	(0.09)	(0.09)	(0.04)
Net realized and unrealized gain on investments	2.65	1.57	1.73	1.84	3.68

Total from investment operations	2.56	1.44	1.64	1.75	3.64

Less distributions:
Distributions from realized gains	(2.66)	(1.42)	—	—	—

Net asset value, end of year	$15.85	$15.95	$15.93	$14.29	$12.54

Total return	16.70%	8.98%	11.55%	13.96%	40.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$771,708	$720,886	$692,269	$639,666	$552,216
Ratio of expenses to average net assets:
After fees paid indirectly	1.11%	1.08%	1.01%	0.98%	1.03%
Before fees paid indirectly	1.12%	1.09%	1.05%	1.06%	1.07%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.51)%	(0.76)%	(0.64)%	(0.73)%	(0.46)%
Before fees paid indirectly	(0.52)%	(0.77)%	(0.68)%	(0.81)%	(0.50)%
Portfolio turnover rate	84%	74%	103%	81%	114%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN VALUE PORTFOLIO(i)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)		2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of year	$16.39		$14.51	$14.21	$12.77	$10.03

Income (loss) from investment operations:
Net investment income	0.35		0.30	0.26	0.20	0.18
Net realized and unrealized gain (loss) on investments	(1.07)		2.83	0.55	1.55	2.73

Total from investment operations	(0.72)		3.13	0.81	1.75	2.91

Less distributions:
Dividends from net investment income	(0.26)		(0.30)	(0.21)	(0.22)	(0.17)
Distributions from realized gains	(1.14)		(0.95)	(0.30)	(0.09)	—

Total dividends and distributions	(1.40)		(1.25)	(0.51)	(0.31)	(0.17)

Net asset value, end of year	$14.27		$16.39	$14.51	$14.21	$12.77

Total return	(4.30)%		21.70%	5.68%	13.74%	29.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,770,999		$1,531,086	$1,329,984	$49,292	$32,274
Ratio of expenses to average net assets:
After waivers	0.70%		0.70%	0.66%	0.70%	0.70%
After waivers and fees paid indirectly	0.62%		0.69%	0.59%	0.70%	0.70%
Before waivers and fees paid indirectly	0.71%		0.70%	0.66%	0.70%	0.70%
Ratio of net investment income to average net assets:
After waivers	2.06%		1.92%	1.74%	1.74%	1.82%
After waivers and fees paid indirectly	2.15%		1.93%	1.81%	1.74%	1.82%
Before waivers and fees paid indirectly	2.05%		1.92%	1.74%	1.74%	1.82%
Portfolio turnover rate	50%		28%	16%	28%	21%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	#	$—	$—	$—	$— #

	Year Ended December 31,
Class IB	2007(e)		2006(e)	2005(e)	2004	2003
Net asset value, beginning of year	$16.38		$14.50	$14.20	$12.76	$10.03

Income (loss) from investment operations:
Net investment income	0.30		0.26	0.22	0.18	0.15
Net realized and unrealized gain (loss) on investments	(1.06)		2.83	0.55	1.53	2.73

Total from investment operations	(0.76)		3.09	0.77	1.71	2.88

Less distributions:
Dividends from net investment income	(0.22)		(0.26)	(0.17)	(0.18)	(0.15)
Distributions from realized gains	(1.14)		(0.95)	(0.30)	(0.09)	—

Total dividends and distributions	(1.36)		(1.21)	(0.47)	(0.27)	(0.15)

Net asset value, end of year	$14.26		$16.38	$14.50	$14.20	$12.76

Total return	(4.55)%		21.41%	5.42%	13.46%	28.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,310,417		$2,844,395	$2,219,168	$2,006,001	$1,508,256
Ratio of expenses to average net assets:
After waivers	0.95%		0.95%	0.91%	0.95%	0.95%
After waivers and fees paid indirectly	0.87	%(c)	0.94%	0.84%	0.95%	0.95%
Before waivers and fees paid indirectly	0.96	%(c)	0.95%	0.91%	0.95%	0.95%
Ratio of net investment income to average net assets:
After waivers	1.74%		1.67%	1.49%	1.49%	1.57%
After waivers and fees paid indirectly	1.80%		1.68%	1.56%	1.49%	1.57%
Before waivers and fees paid indirectly	1.72%		1.67%	1.49%	1.49%	1.57%
Portfolio turnover rate	50%		28%	16%	28%	21%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	#	$—	$—	$—	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ARIEL APPRECIATION II PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				October 3, 2005* to December 31,
Class IA	2007 (e)		2006 (e)		2005 (e)
Net asset value, beginning of period	$11.20		$10.16		$10.00

Income (loss) from investment operations:
Net investment income	0.09		0.09		0.04
Net realized and unrealized gain (loss) on investments	(0.20)		1.07		0.17

Total from investment operations	(0.11)		1.16		0.21

Less distributions:
Dividends from net investment income	(0.07)		(0.08)		(0.05)
Distributions from realized gains	(0.09)		(0.04)		—

Total dividends and distributions	(0.16)		(0.12)		(0.05)

Net asset value, end of period	$10.93		$11.20		$10.16

Total return (b)	(0.95)%		11.43%		2.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$574		$114		$102
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.90%		0.90%		0.89%
After waivers, reimbursements, and fees paid indirectly (a)	0.84%		0.76	%(c)	7.68%
Before waivers, reimbursements, and fees paid indirectly (a)	1.01%		1.23	%(c)	7.68%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.75%		0.70%		1.55%
After waivers, reimbursements, and fees paid indirectly (a)	0.80%		0.82%		1.55%
Before waivers, reimbursements, and fees paid indirectly (a)	0.63%		0.32%		(5.24)%
Portfolio turnover rate	27%		34%		5%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.04		$0.17

	Year Ended December 31,				October 3, 2005* to December 31,
Class IB	2007 (e)		2006 (e)		2005 (e)
Net asset value, beginning of period	$11.22		$10.18		$10.00

Income (loss) from investment operations:
Net investment income	0.05		0.07		0.03
Net realized and unrealized gain (loss) on investments	(0.18)		1.06		0.17

Total from investment operations	(0.13)		1.13		0.20

Less distributions:
Dividends from net investment income	(0.05)		(0.05)		(0.02)
Distributions from realized gains	(0.09)		(0.04)		—

Total dividends and distributions	(0.14)		(0.09)		(0.02)

Net asset value, end of period	$10.95		$11.22		$10.18

Total return (b)	(1.20)%		11.24%		1.93%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$60,769		$38,514		$9,074
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.15%		1.15%		1.14%
After waivers, reimbursements, and fees paid indirectly (a)	1.09	%(c)	1.01%		7.93%
Before waivers, reimbursements, and fees paid indirectly (a)	1.26	%(c)	1.48%		7.93%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.41%		0.53%		1.30%
After waivers, reimbursements, and fees paid indirectly (a)	0.46%		0.66%		1.30%
Before waivers, reimbursements, and fees paid indirectly (a)	0.29%		0.19%		(5.49)%
Portfolio turnover rate	27%		34%		5%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.03		$0.17
See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	June 15, 2007* to December 31, 2007
Net asset value, beginning of period	$10.81

Income from investment operations:
Net investment income	0.10
Net realized and unrealized gain on investments	0.04

Total from investment operations	0.14

Less distributions:
Dividends from net investment income	(0.23)

Net asset value, end of period	$10.72

Total return (b)	1.34%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$17,553
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(w)	3.52%
After waivers and reimbursements, exclusive of dividends on securities sold short (a)	1.73%
Before waivers and reimbursements (a)(w)	3.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(w)	2.32%
After waivers and reimbursements, exclusive of dividends on securities sold short (a)	4.11%
Before waivers and reimbursements (a)(w)	2.32%
Portfolio turnover rate	149%

Class IB	Year Ended December 31,				May 1, 2003* to December 31, 2003

	2007	2006	2005	2004 (e)
Net asset value, beginning of period	$10.59	$10.74	$9.99	$9.64	$10.00

Income from investment operations:
Net investment income (loss)	0.25	0.28	0.08	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	0.10	(0.13)	0.67	0.39	(0.31)

Total from investment operations	0.35	0.15	0.75	0.35	(0.36)

Less distributions:
Dividends from net investment income	(0.22)	(0.30)	—	—	—

Net asset value, end of period	$10.72	$10.59	$10.74	$9.99	$9.64

Total return (b)	3.29%	1.45%	7.51%	3.63%	(3.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$159,346	$167,206	$144,730	$53,045	$9,508
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(w)	3.56%	3.06%	3.21%	3.14%	2.98%
After waivers and reimbursements, exclusive of dividends on securities sold short (a)	1.98%	1.99%	1.99%	1.99%	2.00%
Before waivers and reimbursements (a)(w)	3.56%	3.06%	3.23%	4.10%	7.55%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(w)	2.19%	2.54%	1.02%	(0.77)%	(0.90)%
After waivers and reimbursements, exclusive of dividends on securities sold short (a)	3.77%	****	****	****	****
Before waivers and reimbursements (a)(w)	2.19%	****	****	****	****
Portfolio turnover rate	149%	147%	123%	89%	131%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO(r)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of year	$17.03	$15.06	$15.48	$14.71	$11.27

Income (loss) from investment operations:
Net investment income	0.25	0.26	0.21	0.17	0.14
Net realized and unrealized gain (loss) on investments and options written	(0.03)	2.92	0.28	1.42	3.40

Total from investment operations	0.22	3.18	0.49	1.59	3.54

Less distributions:
Dividends from net investment income	(0.24)	(0.25)	(0.18)	(0.16)	(0.10)
Distributions from realized gains	(1.35)	(0.96)	(0.73)	(0.66)	—

Total dividends and distributions	(1.59)	(1.21)	(0.91)	(0.82)	(0.10)

Net asset value, end of year	$15.66	$17.03	$15.06	$15.48	$14.71

Total return	1.43%	21.18%	3.19%	10.89%	31.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,516,049	$1,915,669	$1,361,870	$636,240	$355,625
Ratio of expenses to average net assets:
After waivers	0.68%	0.66%	0.62%	N/A	0.67%
After waivers and fees paid indirectly	0.67%	0.65%	0.60%	0.61%	0.66%
Before waivers and fees paid indirectly	0.68%	0.66%	0.62%	0.63%	0.67%
Ratio of net investment income to average net assets:
After waivers	1.43%	1.61%	1.35%	N/A	1.04%
After waivers and fees paid indirectly	1.44%	1.61%	1.37%	1.12%	1.05%
Before waivers and fees paid indirectly	1.43%	1.61%	1.35%	1.10%	1.04%
Portfolio turnover rate	50%	38%	52%	49%	34%

	Year Ended December 31,
Class IB	2007 (e)	2006 (e)	2005 (e)	2004(e)	2003(e)
Net asset value, beginning of year	$17.07	$15.09	$15.50	$14.74	$11.29

Income (loss) from investment operations:
Net investment income	0.21	0.22	0.17	0.13	0.10
Net realized and unrealized gain (loss) on investments and options written	(0.03)	2.93	0.29	1.41	3.42

Total from investment operations	0.18	3.15	0.46	1.54	3.52

Less distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.14)	(0.12)	(0.07)
Distributions from realized gains	(1.35)	(0.96)	(0.73)	(0.66)	—

Total dividends and distributions	(1.55)	(1.17)	(0.87)	(0.78)	(0.07)

Net asset value, end of year	$15.70	$17.07	$15.09	$15.50	$14.74

Total return	1.17%	20.90%	2.99%	10.52%	31.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,584,756	$1,636,862	$1,445,518	$1,459,792	$1,137,826
Ratio of expenses to average net assets:
After waivers	0.93%	0.91%	0.87%	N/A	0.92%
After waivers and fees paid indirectly	0.92%	0.90%	0.85%	0.86%	0.91%
Before waivers and fees paid indirectly	0.93%	0.91%	0.87%	0.88%	0.92%
Ratio of net investment income to average net assets:
After waivers	1.18%	1.35%	1.10%	N/A	0.79%
After waivers and fees paid indirectly	1.19%	1.36%	1.12%	0.87%	0.80%
Before waivers and fees paid indirectly	1.18%	1.35%	1.10%	0.85%	0.79%
Portfolio turnover rate	50%	38%	52%	49%	34%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)		2006 (e)	2005 (e)	2004(e)	2003(e)
Net asset value, beginning of year	$16.67		$14.20	$13.03	$10.86	$8.66

Income from investment operations:
Net investment income	0.32		0.30	0.25	0.17	0.14
Net realized and unrealized gain on investments and foreign currency transactions	1.34	(y)	3.37	1.19	2.21	2.30

Total from investment operations	1.66		3.67	1.44	2.38	2.44

Less distributions:
Dividends from net investment income	(0.39)		(0.32)	(0.27)	(0.21)	(0.24)
Dividends from realized gains	(1.82)		(0.88)	—	—	—

Total dividends and distributions	(2.21)		(1.20)	(0.27)	(0.21)	(0.24)

Net asset value, end of year	$16.12		$16.67	$14.20	$13.03	$10.86

Total return	10.45	%(y)	25.98%	11.07%	22.04%	28.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,203,247		$680,147	$236,340	$5,598	$2,163
Ratio of expenses to average net assets:
After waivers	1.00%		1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly	1.00%		1.00%	1.00%	0.93%	0.93%
Before waivers and fees paid indirectly	1.00%		1.00%	1.00%	1.00%	1.01%
Ratio of net investment income to average net assets:
After waivers	1.83%		1.82%	1.83%	1.42%	1.35%
After waivers and fees paid indirectly	1.83%		1.82%	1.83%	1.49%	1.42%
Before waivers and fees paid indirectly	1.83%		1.82%	1.83%	1.42%	1.34%
Portfolio turnover rate	81%		57%	64%	63%	163%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—		$—	$—	$—	$—

	Year Ended December 31,
Class IB	2007 (e)		2006 (e)	2005 (e)	2004(e)	2003(e)
Net asset value, beginning of year	$16.67		$14.20	$13.03	$10.86	$8.66

Income from investment operations:
Net investment income	0.30		0.29	0.21	0.14	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.32	(y)	3.34	1.19	2.21	2.31

Total from investment operations	1.62		3.63	1.40	2.35	2.42

Less distributions:
Dividends from net investment income	(0.34)		(0.28)	(0.23)	(0.18)	(0.22)
Distributions from realized gains	(1.82)		(0.88)	—	—	—

Total dividends and distributions	(2.16)		(1.16)	(0.23)	(0.18)	(0.22)

Net asset value, end of year	$16.13		$16.67	$14.20	$13.03	$10.86

Total return	10.22	%(y)	25.66%	10.79%	21.73%	28.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,807,680		$1,655,259	$1,189,337	$894,530	$675,246
Ratio of expenses to average net assets:
After waivers	1.25%		1.25%	1.25%	1.25%	1.25%
After waivers and fees paid indirectly	1.25%		1.25%	1.25%	1.18%	1.18%
Before waivers and fees paid indirectly	1.25%		1.25%	1.25%	1.25%	1.26%
Ratio of net investment income to average net assets:
After waivers	1.73%		1.77%	1.58%	1.17%	1.10%
After waivers and fees paid indirectly	1.73%		1.77%	1.58%	1.24%	1.17%
Before waivers and fees paid indirectly	1.73%		1.77%	1.58%	1.17%	1.09%
Portfolio turnover rate	81%		57%	64%	63%	163%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—		$—	$—	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006 (e)	2005 (e)		2004	2003 (e)
Net asset value, beginning of year	$10.01	$10.11	$10.69		$11.56		$11.83

Income (loss) from investment operations:
Net investment income	0.51	0.45	0.42		0.55		0.49
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.15	(0.06)	(0.33)		(0.30)		(0.17)

Total from investment operations	0.66	0.39	0.09		0.25		0.32

Less distributions:
Dividends from net investment income	(0.55)	(0.48)	(0.49)		(1.10)		(0.59)
Distributions from realized gains	—	(0.01)	(0.18)		(0.02)		—

Total dividends and distributions	(0.55)	(0.49)	(0.67)		(1.12)		(0.59)

Net asset value, end of year	$10.12	$10.01	$10.11		$10.69		$11.56

Total return	6.66%	3.85%	0.89%		2.24%		2.67%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$38,039	$40,299	$47,085		$61,708		$73,772
Ratio of expenses to average net assets:
After waivers	0.45%	0.65%	0.75	%(c)	0.75%		0.66%
Before waivers	0.70%	0.72%	0.76	%(c)	0.78%		0.66%
Ratio of net investment income to average net assets:
After waivers	4.97%	4.45%	3.91	%(c)	3.91%		4.14%
Before waivers	4.72%	4.37%	3.90	%(c)	3.88%		4.14%
Portfolio turnover rate	35%	153%	49%		13%		14%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.03	$0.01	$—	#	$— #	$	**

Class IB	Year Ended December 31,			June 20, 2005* to December 31,
	2007 (e)	2006 (e)		2005 (e)
Net asset value, beginning of period	$10.02	$10.12		$10.77

Income (loss) from investment operations:
Net investment income	0.48	0.44		0.21
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.15	(0.07)		(0.21)

Total from investment operations	0.63	0.37		—	#

Less distributions:
Dividends from net investment income	(0.52)	(0.46)		(0.47)
Distributions from realized gains	—	(0.01)		(0.18)

Total dividends and distributions	(0.52)	(0.47)		(0.65)

Net asset value, end of period	$10.13	$10.02		$10.12

Total return (b)	6.38%	3.58%		(0.03)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$995	$598		$251
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.90	%(c)	1.00	%(c)
Before waivers (a)	0.95%	0.97	%(c)	1.01	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	4.71%	4.30%		3.66	%(c)
Before waivers (a)	4.46%	4.18%		3.65	%(c)
Portfolio turnover rate	35%	153%		49%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.01		$—	#

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO(n)

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31,			December 13, 2004* to December 31,
	2007 (e)	2006 (e)	2005 (e)	2004 (e)
Net asset value, beginning of period	$6.91	$6.35	$6.06	$5.99

Income from investment operations:
Net investment income	0.21	0.14	0.12	0.01
Net realized and unrealized gain on investments and foreign currency transactions	0.05	0.88	0.27	0.15

Total from investment operations	0.26	1.02	0.39	0.16

Less distributions:
Dividends from net investment income	(0.15)	(0.14)	(0.10)	(0.09)
Distributions from realized gains	(0.48)	(0.32)	—	—

Total dividends and distributions	(0.63)	(0.46)	(0.10)	(0.09)

Net asset value, end of period	$6.54	$6.91	$6.35	$6.06

Total return (b)	3.89%	16.17%	6.47%	1.78%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$123,390	$104,746	$109,196	$117,151
Ratio of expenses to average net assets:
After waivers (a)	0.80%	0.80%	0.80%	0.80	%(c)
After waivers and fees paid indirectly (a)	0.80%	0.80%	0.79%	0.80	%(c)
Before waivers and fees paid indirectly (a)	0.89%	0.87%	0.83%	0.89	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	2.93%	2.09%	1.90%	1.85	%(c)
After waivers and fees paid indirectly (a)	2.93%	2.09%	1.91%	1.85	%(c)
Before waivers and fees paid indirectly (a)	2.84%	2.02%	1.87%	1.76	%(c)
Portfolio turnover rate	65%	84%	92%	55%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$— #	$— #	$—	#

	Year Ended December 31,
Class IB	2007 (e)	2006 (e)	2005 (e)	2004 (e)	2003 (e)
Net asset value, beginning of year	$6.93	$6.36	$6.07	$5.27		$4.22

Income from investment operations:
Net investment income	0.19	0.12	0.10	0.09		0.08
Net realized and unrealized gain on investments and foreign currency transactions	0.05	0.89	0.28	0.85		1.04

Total from investment operations	0.24	1.01	0.38	0.94		1.12

Less distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.09)	(0.14)		(0.07)
Distributions from realized gains	(0.48)	(0.32)	—	—		—

Total dividends and distributions	(0.61)	(0.44)	(0.09)	(0.14)		(0.07)

Net asset value, end of year	$6.56	$6.93	$6.36	$6.07		$5.27

Total return	3.61%	16.01%	6.19%	17.88%		26.65%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$343,385	$344,728	$260,079	$92,294		$48,094
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%		1.05%
After waivers and fees paid indirectly	1.05%	1.05%	1.04%	1.05%		N/A
Before waivers and fees paid indirectly	1.14%	1.12%	1.08%	1.21%		1.06%
Ratio of net investment income to average net assets:
After waivers	2.68%	1.84%	1.65%	1.60%		1.70%
After waivers and fees paid indirectly	2.68%	1.84%	1.66%	1.60%		N/A
Before waivers and fees paid indirectly	2.59%	1.77%	1.62%	1.44%		1.69%
Portfolio turnover rate	65%	84%	92%	55%		103%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$— #	$— #	$0.01	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO(o)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)		2006 (e)		2005 (e)	2004	2003
Net asset value, beginning of year	$8.62		$8.26		$7.84	$7.55	$5.88

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.03		— #	— #	(0.01)
Net realized and unrealized gain on investments and foreign currency transactions	1.02		0.42		0.70	0.29	1.68

Total from investment operations	1.06		0.45		0.70	0.29	1.67

Less distributions:
Dividends from net investment income	(0.05)		—		—	—	—
Distributions from realized gains	(0.43)		(0.09)		(0.28)	—	—

Total from investment operations	(0.48)		(0.09)		(0.28)	—	—

Net asset value, end of year	$9.20		$8.62		$8.26	$7.84	$7.55

Total return	12.38%		5.50%		8.92%	3.84%	28.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,475		$7,005		$74	$68	$65
Ratio of expenses to average net assets:
After waivers	0.80%		0.80%		0.80%	0.80%	0.80%
After waivers and fees paid indirectly	0.80%		0.80%		0.78%	0.75%	0.75%
Before waivers and fees paid indirectly	0.88%		0.87%		0.84%	0.94%	1.20%
Ratio of net investment income (loss) to average net assets:
After waivers	0.48%		0.34%		(0.02)%	— %‡‡	(0.20)%
After waivers and fees paid indirectly	0.48%		0.34%		— %‡‡	0.05%	(0.15)%
Before waivers and fees paid indirectly	0.41%		0.27%		(0.06)%	(0.14)%	(0.60)%
Portfolio turnover rate	57%		61%		114%	38%	54%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01		$0.01		$— #	$0.01	$0.03

	Year Ended December 31,
Class IB	2007(e)		2006(e)		2005(e)	2004	2003
Net asset value, beginning of year	$8.53		$8.19		$7.79	$7.52	$5.88

Income (loss) from investment operations:
Net investment income (loss)	0.02		—	#	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain on investments and foreign currency transactions	1.00		0.43		0.70	0.28	1.66

Total from investment operations	1.02		0.43		0.68	0.27	1.64

Less distributions:
Dividends from net investment income	(0.02)		—		—	—	—
Distributions from realized gains	(0.43)		(0.09)		(0.28)	—	—

Total from investment operations	(0.45)		(0.09)		(0.28)	—	—

Net asset value, end of year	$9.10		$8.53		$8.19	$7.79	$7.52

Total return	12.10%		5.30%		8.72%	3.59%	27.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$94,220		$79,100		$72,411	$47,244	$33,711
Ratio of expenses to average net assets:
After waivers	1.05%		1.05%		1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.05%		1.05%		1.03%	1.00%	1.00%
Before waivers and fees paid indirectly	1.13	%(c)	1.12	%(c)	1.09%	1.19%	1.45%
Ratio of net investment loss to average net assets:
After waivers	0.23%		(0.01)%		(0.27)%	(0.25)%	(0.45)%
After waivers and fees paid indirectly	0.23%		(0.01)%		(0.25)%	(0.20)%	(0.40)%
Before waivers and fees paid indirectly	0.16%		(0.06)%		(0.31)%	(0.39)%	(0.85)%
Portfolio turnover rate	57%		61%		114%	38%	54%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01		$—	#	$— #	$0.01	$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of year	$14.01	$13.07	$12.43	$11.84	$9.56

Income from investment operations:
Net investment income	0.05	0.03	0.02	0.12	0.04
Net realized and unrealized gain on investments and foreign currency transactions	0.76	0.97	0.65	0.57	2.28

Total from investment operations	0.81	1.00	0.67	0.69	2.32

Less distributions:
Dividends from net investment income	—	(0.06)	(0.03)	(0.10)	(0.04)

Net asset value, end of year	$14.82	$14.01	$13.07	$12.43	$11.84

Total return	5.78%	7.63%	5.38%	5.81%	24.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,206	$139	$131	$126	$117
Ratio of expenses to average net assets:
After waivers	0.70%	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly	0.70%	0.69%	0.69%	0.42%	0.68%
Before waivers and fees paid indirectly	0.79%	0.78%	0.74%	0.74%	0.78%
Ratio of net investment income to average net assets:
After waivers	0.36%	0.24%	0.17%	0.71%	0.35%
After waivers and fees paid indirectly	0.36%	0.25%	0.18%	0.99%	0.37%
Before waivers and fees paid indirectly	0.27%	0.17%	0.13%	0.67%	0.27%
Portfolio turnover rate	39%	33%	49%	133%	62%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$— #	$— #	$0.01

	Year Ended December 31,
Class IB	2007 (e)	2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of year	$14.01	$13.06	$12.46	$11.87	$9.58

Income (loss) from investment operations:
Net investment income (loss)	— #	— #	(0.01)	0.09	0.01
Net realized and unrealized gain on investments and foreign currency transactions	0.77	0.97	0.64	0.56	2.29

Total from investment operations	0.77	0.97	0.63	0.65	2.30

Less distributions:
Dividends from net investment income	—	(0.02)	(0.03)	(0.06)	(0.01)

Net asset value, end of year	$14.78	$14.01	$13.06	$12.46	$11.87

Total return	5.50%	7.44%	5.04%	5.53%	24.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$476,867	$402,219	$297,416	$254,282	$263,715
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.95%	0.94%	0.94%	0.67%	0.93%
Before waivers and fees paid indirectly	1.04%	1.03%	0.99%	0.99%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers	0.01%	(0.01)%	(0.08)%	0.46%	0.10%
After waivers and fees paid indirectly	0.01%	— ‡‡%	(0.07)%	0.74%	0.12%
Before waivers and fees paid indirectly	(0.08)%	(0.09)%	(0.12)%	0.42%	0.02%
Portfolio turnover rate	39%	33%	49%	133%	62%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01	$0.01	$— #	$— #	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO(h)(p)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006(e)	2005 (e)	2004(e)	2003
Net asset value, beginning of year	$13.94	$12.50	$11.86	$10.75	$8.22

Income from investment operations:
Net investment income	0.13	0.11	0.09	0.10	0.05
Net realized and unrealized gain on investments and foreign currency transactions	0.13	1.44	0.65	1.11	2.54

Total from investment operations	0.26	1.55	0.74	1.21	2.59

Less distributions:
Dividends from net investment income	(0.18)	(0.11)	(0.10)	(0.10)	(0.06)
Distributions from realized gains	(0.15)	—	—	—	—

Dividends from net investment income	(0.33)	(0.11)	(0.10)	(0.10)	(0.06)

Net asset value, end of year	$13.87	$13.94	$12.50	$11.86	$10.75

Total return	1.89%	12.32%	6.32%	11.28%	31.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$36,235	$4,494	$3,981	$523	$210
Ratio of expenses to average net assets:
After waivers	0.70%	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly	0.70%	0.69%	0.69%	0.65%	0.68%
Before waivers and fees paid indirectly	0.76%	0.75%	0.70%	0.70%	0.72%
Ratio of net investment income to average net assets:
After waivers	0.92%	0.81%	0.72%	0.82%	0.63%
After waivers and fees paid indirectly	0.93%	0.82%	0.73%	0.87%	0.65%
Before waivers and fees paid indirectly	0.86%	0.76%	0.72%	0.82%	0.61%
Portfolio turnover rate	68%	28%	30%	20%	24%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$— #	$— #	$— #

	Year Ended December 31,
Class IB	2007(e)	2006(e)	2005(e)	2004(e)	2003
Net asset value, beginning of year	$13.95	$12.51	$11.86	$10.76	$8.22

Income from investment operations:
Net investment income	0.09	0.07	0.06	0.07	0.03
Net realized and unrealized gain on investments and foreign currency transactions	0.13	1.45	0.66	1.10	2.55

Total from investment operations	0.22	1.52	0.72	1.17	2.58

Less distributions:
Dividends from net investment income	(0.14)	(0.08)	(0.07)	(0.07)	(0.04)
Distributions from realized gains	(0.15)	—	—	—	—

Dividends from net investment income	(0.29)	(0.08)	(0.07)	(0.07)	(0.04)

Net asset value, end of year	$13.88	$13.95	$12.51	$11.86	$10.76

Total return	1.63%	12.12%	6.05%	10.89%	31.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,997,795	$1,060,928	$1,025,615	$1,028,221	$877,404
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.95%	0.94%	0.94%	0.90%	0.93%
Before waivers and fees paid indirectly	1.01%	1.00%	0.95%	0.95%	0.97%
Ratio of net investment income to average net assets:
After waivers	0.59%	0.56%	0.47%	0.57%	0.38%
After waivers and fees paid indirectly	0.59%	0.57%	0.48%	0.62%	0.40%
Before waivers and fees paid indirectly	0.52%	0.51%	0.47%	0.57%	0.36%
Portfolio turnover rate	68%	28%	30%	20%	24%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$— #	$— #	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2007 (e)	2006 (e)	2005 (e)	2004	2003(e)
Net asset value, beginning of year	$4.65	$4.56	$4.70	$4.82		$4.04

Income (loss) from investment operations:
Net investment income	0.33	0.32	0.32	0.35		0.33
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.20)	0.04	(0.19)	0.10		0.54

Total from investment operations	0.13	0.36	0.13	0.45		0.87

Less distributions:
Dividends from net investment income	(0.32)	(0.27)	(0.27)	(0.57)		(0.09)

Net asset value, end of year	$4.46	$4.65	$4.56	$4.70		$4.82

Total return	2.81%	7.95%	2.72%	9.70%		22.64%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$233,886	$192,056	$115,154	$86,676		$90,014
Ratio of expenses to average net assets:
After waivers	1.00%	0.96%	0.85%	0.85%		0.79%
After waivers and fees paid indirectly	1.00%	0.96%	0.85%	N/A		N/A
Before waivers and fees paid indirectly	1.01%	1.00%	1.01%	0.97%		0.79%
Ratio of net investment income to average net assets:
After waivers	6.90%	6.76%	6.75%	6.61%		7.53%
After waivers and fees paid indirectly	6.90%	6.76%	6.75%	N/A		N/A
Before waivers and fees paid indirectly	6.89%	6.72%	6.59%	6.49%		7.53%
Portfolio turnover rate	77%	51%	50%	66%		60%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$— #	$0.01	$0.01	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2007 (e)		August 31, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.80		$10.00

Income from investment operations:
Net investment income	0.12		0.07
Net realized and unrealized gain on investments	0.32		0.76

Total from investment operations	0.44		0.83

Less distributions:
Dividends from net investment income	(0.08)		(0.03)
Distributions from realized gains	(0.03)		—	#

Total dividends and distributions	(0.11)		(0.03)

Net asset value, end of period	$11.13		$10.80

Total return (b)	4.09%		8.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$250,993		$2,681
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.03%		1.05%
After waivers, reimbursements, and fees paid indirectly (a)	1.00%		1.02%
Before waivers, reimbursements, and fees paid indirectly (a)	1.03%		1.59	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.05%		1.83%
After waivers, reimbursements, and fees paid indirectly (a)	1.08%		1.86%
Before waivers, reimbursements, and fees paid indirectly (a)	1.05%		0.28%
Portfolio turnover rate	9%		0	%‡
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—		$0.05

Class IB	Year Ended December 31, 2007 (e)		August 31, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.80		$10.00

Income from investment operations:
Net investment income	0.10		0.04
Net realized and unrealized gain on investments	0.31		0.78

Total from investment operations	0.41		0.82

Less distribution
Dividends from net investment income	(0.05)		(0.02)
Distributions from realized gains	(0.03)		—	#

Total dividends and distributions	(0.08)		(0.02)

Net asset value, end of period	$11.13		$10.80

Total return (b)	3.81%		8.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$289,159		$64,531
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.28	%(c)	1.30%
After waivers, reimbursements, and fees paid indirectly (a)	1.25	%(c)	1.27%
Before waivers, reimbursements, and fees paid indirectly (a)	1.28%		1.84	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.86%		0.96%
After waivers, reimbursements, and fees paid indirectly (a)	0.89%		1.00%
Before waivers, reimbursements, and fees paid indirectly (a)	0.86%		0.49%
Portfolio turnover rate	9%		0	%‡
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—		$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)		2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of year	$25.92		$23.52	$23.24	$21.38	$16.92

Income from investment operations:
Net investment income	0.43		0.39	0.37	0.39	0.28
Net realized and unrealized gain on investments	0.90	(z)	3.22	0.72	1.85	4.47

Total from investment operations	1.33		3.61	1.09	2.24	4.75

Less distributions:
Dividends from net investment income	(0.44)		(0.41)	(0.38)	(0.38)	(0.29)
Distributions from realized gains	(0.76)		(0.80)	(0.43)	—	—

Total dividends and distributions	(1.20)		(1.21)	(0.81)	(0.38)	(0.29)

Net asset value, end of year	$26.05		$25.92	$23.52	$23.24	$21.38

Total return	5.22	%(z)	15.37%	4.68%	10.50%	28.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,600,697		$1,615,477	$1,560,845	$1,633,378	$1,560,563
Ratio of expenses to average net assets	0.38%		0.35%	0.30%	0.30%	0.31%
Ratio of net investment income to average net assets	1.58%		1.58%	1.57%	1.75%	1.48%
Portfolio turnover rate	4%		4%	7%	1%	— ‡%

	Year Ended December 31,
Class IB	2007(e)		2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of year	$25.79		$23.41	$23.13	$21.28	$16.84

Income from investment operations:
Net investment income	0.36		0.33	0.31	0.31	0.19
Net realized and unrealized gain on investments	0.90	(z)	3.19	0.72	1.86	4.49

Total from investment operations	1.26		3.52	1.03	2.17	4.68

Less distributions:
Dividends from net investment income	(0.37)		(0.34)	(0.32)	(0.32)	(0.24)
Distributions from realized gains	(0.76)		(0.80)	(0.43)	—	—

Total dividends and distributions	(1.13)		(1.14)	(0.75)	(0.32)	(0.24)

Net asset value, end of year	$25.92		$25.79	$23.41	$23.13	$21.28

Total return	4.97	%(z)	15.06%	4.42%	10.21%	27.83%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,062,991		$2,142,776	$2,018,231	$1,951,348	$1,589,054
Ratio of expenses to average net assets	0.63%		0.60%	0.55%	0.55%	0.56%
Ratio of net investment income to average net assets	1.33%		1.33%	1.32%	1.50%	1.23%
Portfolio turnover rate	4%		4%	7%	1%	— ‡%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		October 3, 2005* to December 31,
Class IA	2007 (e)	2006 (e)	2005 (e)
Net asset value, beginning of period	$10.08	$9.77	$10.00

Income (loss) from investment operations:
Net investment income	0.45	0.36	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.52	— #	(0.28)

Total from investment operations	0.97	0.36	(0.23)

Less distributions:
Dividends from net investment income	(0.27)	(0.03)	—
Distributions from realized gains	(0.01)	(0.02)	—

Total dividends and distributions	(0.28)	(0.05)	—

Net asset value, end of period	$10.77	$10.08	$9.77

Total return (b)	9.54%	3.70%	(2.30)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$604,149	$272,209	$98
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.87%	0.90%	0.90%
Before waivers and reimbursements (a)	0.87%	0.90%	6.98%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	4.26%	3.67%	2.11%
Before waivers and reimbursements (a)	4.26%	3.67%	(3.97)%
Portfolio turnover rate	82%	74%	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—	$0.15

	Year Ended December 31,		October 3, 2005* to December 31,
Class IB	2007 (e)	2006 (e)	2005 (e)
Net asset value, beginning of period	$10.08	$9.77	$10.00

Income (loss) from investment operations:
Net investment income	0.42	0.33	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.51	0.01	(0.27)

Total from investment operations	0.93	0.34	(0.23)

Less distributions:
Dividends from net investment income	(0.24)	(0.01)	—
Distributions from realized gains	(0.01)	(0.02)	—

Total dividends and distributions	(0.25)	(0.03)	—

Net asset value, end of period	$10.76	$10.08	$9.77

Total return (b)	9.26%	3.44%	(2.30)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$234,871	$96,604	$11,942
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.12%	1.15%	1.15%
Before waivers and reimbursements (a)	1.12%	1.15%	7.23%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	4.00%	3.29%	1.86%
Before waivers and reimbursements (a)	4.00%	3.29%	(4.22)%
Portfolio turnover rate	82%	74%	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—	$0.15

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of year	$8.68	$9.08	$8.98	$8.41	$6.08

Income from investment operations:
Net investment income	0.02	0.01	0.01	0.05	— #
Net realized and unrealized gain on investments	0.98	0.54	0.36	0.57	2.33

Total from investment operations	1.00	0.55	0.37	0.62	2.33

Less distributions:
Dividends from net investment income	—	—	— #	(0.05)	—
Distributions from realized gains	(0.49)	(0.95)	(0.27)	—	—

Total dividends and distributions	(0.49)	(0.95)	(0.27)	(0.05)	—

Net asset value, end of year	$9.19	$8.68	$9.08	$8.98	$8.41

Total return	11.65%	6.07%	4.22%	7.35%	38.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$523	$164	$186	$89	$75
Ratio of expenses to average net assets:
After waivers	0.90%	0.83%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly	0.87%	0.77%	0.50%	0.32%	0.59%
Before waivers and fees paid indirectly	0.90%	0.83%	0.75%	0.76%	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers	0.15%	0.10%	(0.03)%	0.27%	(0.19)%
After waivers and fees paid indirectly	0.18%	0.16%	0.17%	0.65%	(0.08)%
Before waivers and fees paid indirectly	0.15%	0.10%	(0.08)%	0.21%	(0.39)%
Portfolio turnover rate	38%	126%	131%	160%	161%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$— #	$— #	$0.01

	Year Ended December 31,
Class IB	2007 (e)	2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of year	$8.61	$9.03	$8.95	$8.39	$6.07

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)	(0.01)	0.03	(0.01)
Net realized and unrealized gain on investments	0.97	0.54	0.36	0.55	2.33

Total from investment operations	0.96	0.53	0.35	0.58	2.32

Less distributions:
Dividends from net investment income	—	—	— #	(0.02)	—
Distributions from realized gains	(0.49)	(0.95)	(0.27)	—	—

Total dividends and distributions	(0.49)	(0.95)	(0.27)	(0.02)	—

Net asset value, end of year	$9.08	$8.61	$9.03	$8.95	$8.39

Total return	11.28%	5.89%	4.01%	6.97%	38.22%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$229,726	$184,008	$194,341	$193,160	$109,660
Ratio of expenses to average net assets:
After waivers	1.15%	1.08%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	1.12%	1.02%	0.75%	0.57%	0.84%
Before waivers and fees paid indirectly	1.15%	1.08%	1.00%	1.01%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.09)%	(0.15)%	(0.28)%	0.02%	(0.44)%
After waivers and fees paid indirectly	(0.06)%	(0.09)%	(0.08)%	0.40%	(0.33)%
Before waivers and fees paid indirectly	(0.09)%	(0.15)%	(0.33)%	(0.04)%	(0.64)%
Portfolio turnover rate	38%	126%	131%	160%	161%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	$—	$— #	$0.01	$0.01
See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006 (e)		2005 (e)	2004	2003
Net asset value, beginning of year	$10.75	$10.35		$11.13	$10.20	$7.08

Income from investment operations:
Net investment income	0.02	0.02		0.02	0.05	0.01
Net realized and unrealized gain on investments and foreign currency transactions	0.84	1.16		0.69	1.59	3.11

Total from investment operations	0.86	1.18		0.71	1.64	3.12

Less distributions:
Dividends from net investment income	—	(0.03)		—	(0.07)	—
Distributions from realized gains	(1.52)	(0.75)		(1.49)	(0.64)	—

Total dividends and distributions	(1.52)	(0.78)		(1.49)	(0.71)	—

Net asset value, end of year	$10.09	$10.75		$10.35	$11.13	$10.20

Total return	8.25%	11.79%		6.63%	16.32%	44.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$63,363	$51,403		$13,551	$7,931	$2,835
Ratio of expenses to average net assets:
After waivers	0.75%	0.75%		0.75%	0.75%	0.75%
After waivers and fees paid indirectly	0.75%	0.72%		0.70%	0.71%	0.63%
Before waivers and fees paid indirectly	0.81%	0.80%		0.75%	0.76%	0.78%
Ratio of net investment income to average net assets:
After waivers	0.19%	0.19%		0.15%	0.62%	0.04%
After waivers and fees paid indirectly	0.20%	0.22%		0.20%	0.66%	0.16%
Before waivers and fees paid indirectly	0.13%	0.15%		0.15%	0.61%	0.01%
Portfolio turnover rate	112%	155%		149%	123%	159%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$—	#	$—	$— #	$— #

	Year Ended December 31,
Class IB	2007 (e)	2006 (e)		2005 (e)	2004	2003
Net asset value, beginning of year	$10.65	$10.26		$11.08	$10.15	$7.07

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	—	#	(0.01)	0.04	(0.01)
Net realized and unrealized gain on investments and foreign currency transactions	0.84	1.14		0.68	1.57	3.09

Total from investment operations	0.83	1.14		0.67	1.61	3.08

Less distributions:
Dividends from net investment income	—	—	#	—	(0.04)	—
Distributions from realized gains	(1.52)	(0.75)		(1.49)	(0.64)	—

Total dividends and distributions	(1.52)	(0.75)		(1.49)	(0.68)	—

Net asset value, end of year	$9.96	$10.65		$10.26	$11.08	$10.15

Total return	8.05%	11.51%		6.39%	16.01%	43.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,611,257	$1,516,836		$1,340,515	$1,161,685	$792,096
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%		1.00%	1.00%	1.00%
After waivers and fees paid indirectly	1.00%	0.97	%(c)	0.95%	0.96%	0.88%
Before waivers and fees paid indirectly	1.06%	1.05	%(c)	1.00%	1.01%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.06)%	(0.04)%		(0.10)%	0.37%	(0.21)%
After waivers and fees paid indirectly	(0.06)%	—	%‡‡	(0.05)%	0.41%	(0.09)%
Before waivers and fees paid indirectly	(0.12)%	(0.08)%		(0.10)%	0.36%	(0.24)%
Portfolio turnover rate	112%	155%		149%	123%	159%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01	$—	#	$—	$— #	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2007 (e)	September 15, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.41	$10.00

Income (loss) from investment operations:
Net investment income	0.63	0.13
Net realized and unrealized gain (loss) on investments	(0.38)	0.35

Total from investment operations	0.25	0.48

Less distributions:
Dividends from net investment income	(0.35)	(0.07)
Distributions from realized gains	(0.03)	—

Total dividends and distributions	(0.38)	(0.07)

Net asset value, end of period	$10.28	$10.41

Total return (b)	2.36%	4.81%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$275,884	$1,572
Ratio of expenses to average net assets:
After waivers and fees paid indirectly (a)	1.05%	1.05%
Before waivers and fees paid indirectly (a)	1.05%	1.28	%(c)
Ratio of net investment income to average net assets:
After waivers and fees paid indirectly (a)	5.83%	4.31%
Before waivers and fees paid indirectly (a)	5.83%	3.65%
Portfolio turnover rate	20%	7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$0.02

Class IB	Year Ended December 31, 2007 (e)	September 15, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.41	$10.00

Income (loss) from investment operations:
Net investment income	0.54	0.12
Net realized and unrealized gain (loss) on investments	(0.32)	0.35

Total from investment operations	0.22	0.47

Less distributions:
Dividends from net investment income	(0.32)	(0.06)
Distributions from realized gains	(0.03)	—

Total dividends and distributions	(0.35)	(0.06)

Net asset value, end of period	$10.28	$10.41

Total return (b)	2.07%	4.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$713,523	$153,843
Ratio of expenses to average net assets:
After waivers and fees paid indirectly (a)	1.30%	1.30%
Before waivers and fees paid indirectly (a)	1.30%	1.53	%(c)
Ratio of net investment income to average net assets:
After waivers and fees paid indirectly (a)	5.06%	4.03%
Before waivers and fees paid indirectly (a)	5.06%	3.80%
Portfolio turnover rate	20%	7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2007 (e)		September 15, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.85		$10.00

Income (loss) from investment operations:
Net investment income	0.12		0.03
Net realized and unrealized gain (loss) on investments	(1.03)		0.84

Total from investment operations	(0.91)		0.87

Less distributions:
Dividends from net investment income	(0.07)		(0.02)
Distributions from realized gain	(0.03)		—

Total dividends and distributions	(0.10)		(0.02)

Net asset value, end of period	$9.84		$10.85

Total return (b)	(8.39)%		8.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$246,846		$2,287
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%		1.05%
Before waivers and reimbursements (a)	1.08%		2.90	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.12%		1.07%
Before waivers and reimbursements (a)	1.09%		(1.45)%
Portfolio turnover rate	3%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	#	$0.08

Class IB	Year Ended December 31, 2007 (e)		September 15, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.85		$10.00

Income (loss) from investment operations:
Net investment income	0.09		0.02
Net realized and unrealized gain (loss) on investments	(1.03)		0.85

Total from investment operations	(0.94)		0.87

Less distributions:
Dividends from net investment income	(0.04)		(0.02)
Distributions from realized gain	(0.03)		—

Total dividends and distributions	(0.07)		(0.02)

Net asset value, end of period	$9.84		$10.85

Total return (b)	(8.63)%		8.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$67,492		$19,238
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%		1.30%
Before waivers and reimbursements (a)	1.33	%(c)	3.15	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.78%		0.66%
Before waivers and reimbursements (a)	0.73%		(1.07)%
Portfolio turnover rate	3%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	June 8, 2007* to December 31, 2007 (e)
Net asset value, beginning of period	$13.28

Income (loss) from investment operations:
Net investment income	0.09
Net realized and unrealized loss on investments and foreign currency transactions	(0.48)

Total from investment operations	(0.39)

Less distributions:
Dividends from net investment income	(0.12)
Distributions from realized gains	(0.55)

Total dividends and distributions	(0.67)

Net asset value, end of period	$12.22

Total return (b)	(2.87)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,580
Ratio of expenses to average net assets:
After waivers (a)	1.09%
After waivers and fees paid indirectly (a)	1.08%
Before waivers and fees paid indirectly (a)	1.09%
Ratio of net investment income to average net assets:
After waivers (a)	1.17%
After waivers and fees paid indirectly (a)	1.19%
Before waivers and fees paid indirectly (a)	1.17%
Portfolio turnover rate	268%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—

	Year Ended December 31,					May 1, 2003* to December 31, 2003(e)
Class IB	2007 (e)		2006 (e)	2005 (e)	2004
Net asset value, beginning of period	$12.45		$11.61	$11.37	$11.03		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11		0.25	0.12	0.01		(0.02)
Net realized and unrealized gain on investments and foreign currency transactions	0.31		1.16	0.40	0.58		1.10

Total from investment operations	0.42		1.41	0.52	0.59		1.08

Less distributions:
Dividends from net investment income	(0.09)		(0.23)	(0.07)	(0.01)		—
Distributions from realized gains	(0.55)		(0.34)	(0.21)	(0.24)		(0.05)

Total dividends and distributions	(0.64)		(0.57)	(0.28)	(0.25)		(0.05)

Net asset value, end of period	$12.23		$12.45	$11.61	$11.37		$11.03

Total return (b)	3.42%		12.16%	4.54%	5.35%		10.78%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$165,261		$115,091	$42,040	$8,080		$3,325
Ratio of expenses to average net assets:
After waivers (a)	1.34	%(c)	1.45%	1.45%	1.45%		1.45%
After waivers and fees paid indirectly (a)	1.33	%(c)	1.37%	1.38%	1.45%		N/A
Before waivers and fees paid indirectly (a)	1.34	%(c)	1.45%	1.73%	2.36%		1.66%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.83%		1.97%	0.93%	0.10%		(0.29)%
After waivers and fees paid indirectly (a)	0.86%		2.05%	1.00%	0.10%		N/A
Before waivers and fees paid indirectly (a)	0.83%		1.97%	0.65%	(0.81)%		(0.50)%
Portfolio turnover rate	268%		249%	179%	149%		87%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—		$—	$0.03	$0.10	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	July 13, 2007* to December 31, 2007 (e)
Net asset value, beginning of period	$35.40

Income (loss) from investment operations:
Net investment income	0.14
Net realized and unrealized (loss) on investments and foreign currency transactions	(2.61)

Total from investment operations	(2.47)

Less distributions:
Dividends from net investment income	(0.22)
Distributions from realized gains	(1.17)

Total dividends and distributions	(1.39)

Net asset value, end of period	$31.54

Total return (b)	(6.86)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$337,261
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.85%
Before fees paid indirectly (a)	0.88%
Ratio of net investment income to average net assets:
After fees paid indirectly (a)	0.92%
Before fees paid indirectly (a)	0.89%
Portfolio turnover rate	42%

	Year Ended December 31,
Class IB	2007 (e)		2006 (e)	2005 (e)	2004	2003(e)
Net asset value, beginning of year	$30.13		$26.91	$27.75	$23.56	$17.16

Income from investment operations:
Net investment income	0.22		0.10	0.13	0.01	— #
Net realized and unrealized gain on investments and foreign currency transactions	2.55		4.91	1.06	4.90	6.42

Total from investment operations	2.77		5.01	1.19	4.91	6.42

Less distributions:
Dividends from net investment income	(0.14)		(0.25)	(0.12)	— #	(0.02)
Distributions from realized gains	(1.17)		(1.54)	(1.91)	(0.72)	—

Total dividends and distributions	(1.31)		(1.79)	(2.03)	(0.72)	(0.02)

Net asset value, end of year	$31.59		$30.13	$26.91	$27.75	$23.56

Total return	9.32%		18.82%	4.33%	20.93%	37.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,001,617		$727,119	$586,954	$470,869	$396,914
Ratio of expenses to average net assets:
After fees paid indirectly	1.10	%(c)	1.13%	1.09%	1.16%	N/A
Before fees paid indirectly	1.13	%(c)	1.14%	1.10%	1.17%	1.08%
Ratio of net investment income to average net assets:
After fees paid indirectly	0.66%		0.33%	0.46%	0.06%	N/A
Before fees paid indirectly	0.64%		0.32%	0.45%	0.05%	0.01%
Portfolio turnover rate	42%		19%	22%	10%	8%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006 (e)	2005 (e)	2004	2003(e)
Net asset value, beginning of year	$10.77	$10.88	$11.16	$11.70	$11.82

Income (loss) from investment operations:
Net investment income	0.47	0.43	0.38	0.33	0.31
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.25	(0.04)	(0.25)	(0.16)	(0.11)

Total from investment operations	0.72	0.39	0.13	0.17	0.20

Less distributions:
Dividends from net investment income	(0.53)	(0.50)	(0.40)	(0.66)	(0.32)
Distributions from realized gains	—	—	(0.01)	(0.05)	—

Total dividends and distributions	(0.53)	(0.50)	(0.41)	(0.71)	(0.32)

Net asset value, end of year	$10.96	$10.77	$10.88	$11.16	$11.70

Total return	6.70%	3.62%	1.30%	1.37%	1.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$74,678	$87,275	$107,313	$124,236	$132,972
Ratio of expenses to average net assets	0.73%	0.69%	0.68%	0.75%	0.66%
Ratio of net investment income to average net assets	4.26%	3.92%	3.36%	2.64%	2.61%
Portfolio turnover rate	705%	110%	76%	44%	32%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2007 (e)	2006 (e)	2005 (e)	2004	2003 (e)
Net asset value, beginning of year	$6.50	$5.21	$4.68	$4.51	$3.46

Income from investment operations:
Net investment income	0.04	0.06	0.04	0.03	0.03
Net realized and unrealized gain on investments and foreign currency transactions	1.00	1.28	0.56	0.20	1.04

Total from investment operations	1.04	1.34	0.60	0.23	1.07

Less distributions:
Dividends from net investment income	(0.04)	(0.05)	(0.07)	(0.05)	(0.02)
Distributions from realized gains	(0.26)	—	—	(0.01)	—

Total dividends and distributions	(0.30)	(0.05)	(0.07)	(0.06)	(0.02)

Net asset value, end of year	$7.24	$6.50	$5.21	$4.68	$4.51

Total return	16.14%	25.65%	12.98%	5.27%	30.94%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$361,284	$164,899	$73,080	$53,426	$55,645
Ratio of expenses to average net assets:
After fees paid indirectly	1.37%	1.42%	1.14%	N/A	1.14%
Before fees paid indirectly	1.37%	1.42%	1.31%	1.32%	1.14%
Ratio of net investment income to average net assets:
After fees paid indirectly	0.61%	1.01%	0.79%	N/A	0.85%
Before fees paid indirectly	0.61%	1.01%	0.62%	0.57%	0.85%
Portfolio turnover rate	57%	79%	131%	154%	54%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006 (e)		2005 (e)	2004(e)	2003(e)
Net asset value, beginning of year	$10.96	$11.00		$11.14	$11.18	$11.19

Income (loss) from investment operations:
Net investment income	0.56	0.55		0.42	0.33	0.34
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.20)	(0.08)		(0.14)	0.15	0.06

Total from investment operations	0.36	0.47		0.28	0.48	0.40

Less distributions:
Dividends from net investment income	(0.52)	(0.51)		(0.40)	(0.32)	(0.34)
Distributions from realized gains	—	—		(0.02)	(0.20)	(0.07)

Total dividends and distributions	(0.52)	(0.51)		(0.42)	(0.52)	(0.41)

Net asset value, end of year	$10.80	$10.96		$11.00	$11.14	$11.18

Total return	3.35%	4.28%		2.50%	4.31%	3.62%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$633,814	$105,248		$11,367	$5,715	$2,122
Ratio of expenses to average net assets	0.56%	0.56%		0.49%	0.50%	0.52%
Ratio of net investment income to average net assets	5.02%	4.87%		3.75%	2.93%	2.98%
Portfolio turnover rate	513%	543%		588%	560%	464%

	Year Ended December 31,
Class IB	2007 (e)	2006 (e)		2005 (e)	2004(e)	2003(e)
Net asset value, beginning of year	$10.97	$11.01		$11.15	$11.19	$11.19

Income (loss) from investment operations:
Net investment income	0.53	0.50		0.39	0.30	0.31
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.20)	(0.06)		(0.14)	0.15	0.08

Total from investment operations	0.33	0.44		0.25	0.45	0.39

Less distributions:
Dividends from net investment income	(0.49)	(0.48)		(0.37)	(0.29)	(0.32)
Distributions from realized gains	—	—		(0.02)	(0.20)	(0.07)

Total dividends and distributions	(0.49)	(0.48)		(0.39)	(0.49)	(0.39)

Net asset value, end of year	$10.81	$10.97		$11.01	$11.15	$11.19

Total return	3.08%	4.01%		2.24%	4.13%	3.38%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,529,392	$1,491,463		$1,392,453	$1,208,076	$1,081,959
Ratio of expenses to average net assets	0.81%	0.81	%(c)	0.74%	0.75%	0.77%
Ratio of net investment income to average net assets	4.78%	4.50%		3.50%	2.68%	2.73%
Portfolio turnover rate	513%	543%		588%	560%	464%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006 (e)		2005 (e)	2004	2003
Net asset value, beginning of year	$14.16	$12.59		$12.30	$11.23	$8.97

Income (loss) from investment operations:
Net investment income	0.23	0.24		0.20	0.19	0.15
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.39)	2.36		0.32	1.07	2.27

Total from investment operations	(0.16)	2.60		0.52	1.26	2.42

Less distributions:
Dividends from net investment income	(0.24)	(0.25)		(0.23)	(0.19)	(0.16)
Distributions from realized gains	(2.13)	(0.78)		—	—	—

Total dividends and distributions	(2.37)	(1.03)		(0.23)	(0.19)	(0.16)

Net asset value, end of year	$11.63	$14.16		$12.59	$12.30	$11.23

Total return	(0.93)%	20.65%		4.21%	11.21%	27.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,890	$1,791		$399	$129	$108
Ratio of expenses to average net assets:
After waivers	0.70%	0.70%		0.67%	0.70%	0.70%
After waivers and fees paid indirectly	0.70%	0.70%		0.67%	0.51%	0.68%
Before waivers and fees paid indirectly	0.74%	0.73%		0.67%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers	1.62%	1.75%		1.58%	1.53%	1.67%
After waivers and fees paid indirectly	1.62%	1.75%		1.58%	1.72%	1.69%
Before waivers and fees paid indirectly	1.58%	1.72%		1.58%	1.53%	1.67%
Portfolio turnover rate	79%	78%		67%	91%	43%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$—	#	$—	$—	$—

	Year Ended December 31,
Class IB	2007(e)	2006(e)		2005(e)	2004	2003
Net asset value, beginning of year	$14.19	$12.61		$12.32	$11.26	$8.99

Income (loss) from investment operations:
Net investment income	0.20	0.21		0.16	0.17	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.39)	2.37		0.33	1.04	2.27

Total from investment operations	(0.19)	2.58		0.49	1.21	2.41

Less distributions:
Dividends from net investment income	(0.21)	(0.22)		(0.20)	(0.15)	(0.14)
Distributions from realized gains	(2.13)	(0.78)		—	—	—

Total dividends and distributions	(2.34)	(1.00)		(0.20)	(0.15)	(0.14)

Net asset value, end of year	$11.66	$14.19		$12.61	$12.32	$11.26

Total return	(1.18)%	20.40%		3.94%	10.81%	26.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$559,519	$645,905		$602,237	$642,993	$613,776
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%		0.92%	0.95%	0.95%
After waivers and fees paid indirectly	0.95%	0.95%		0.92%	0.76%	0.93%
Before waivers and fees paid indirectly	0.99%	0.98	%(c)	0.92%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers	1.37%	1.53%		1.33%	1.28%	1.42%
After waivers and fees paid indirectly	1.37%	1.53%		1.33%	1.47%	1.44%
Before waivers and fees paid indirectly	1.33%	1.51%		1.33%	1.28%	1.42%
Portfolio turnover rate	79%	78%		67%	91%	43%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01	$—	#	$—	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				October 3, 2005* to December 31,
Class IA	2007 (e)		2006 (e)		2005 (e)
Net asset value, beginning of period	$11.19		$10.45		$10.00

Income (loss) from investment operations:
Net investment income	0.03		0.03		0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.67)		0.71		0.47

Total from investment operations	(0.64)		0.74		0.48

Less distributions:
Dividends from net investment income	—		—	#	(0.03)
Distributions from realized gains	(0.23)		—	#	—

Total dividends and distributions	(0.23)		—	#	(0.03)

Net asset value, end of period	$10.32		$11.19		$10.45

Total return (b)	(5.70)%		7.12%		4.80%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,246		$112		$105
Ratio of expenses to average net assets:
After waivers (a)	0.75%		0.75%		0.75%
After waivers and fees paid indirectly (a)	0.72%		0.72%		0.74%
Before waivers and fees paid indirectly (a)	0.82%		0.84%		3.64%
Ratio of net investment income to average net assets:
After waivers (a)	0.28%		0.21%		0.35%
After waivers and fees paid indirectly (a)	0.30%		0.24%		0.36%
Before waivers and fees paid indirectly (a)	0.21%		0.12%		(2.54)%
Portfolio turnover rate	29%		9%		— %‡
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.01		$0.07

	Year Ended December 31,				October 3, 2005* to December 31,
Class IB	2007 (e)		2006 (e)		2005 (e)
Net asset value, beginning of period	$11.18		$10.47		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		—	#	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.65)		0.71		0.47

Total from investment operations	(0.66)		0.71		0.47

Less distributions:
Dividends from net investment income	—		—	#	— #
Distributions from realized gains	(0.23)		—	#	—

Total dividends and distributions	(0.23)		—	#	— #

Net asset value, end of period	$10.29		$11.18		$10.47

Total return (b)	(5.88)%		6.81%		4.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$213,065		$203,514		$32,087
Ratio of expenses to average net assets:
After waivers (a)	1.00%		1.00%		1.00%
After waivers and fees paid indirectly (a)	0.97	%(c)	0.97	%(c)	0.99%
Before waivers and fees paid indirectly (a)	1.07%		1.09%		3.89%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.07)%		(0.05)%		0.10%
After waivers and fees paid indirectly (a)	(0.05)%		(0.01)%		0.11%
Before waivers and fees paid indirectly (a)	(0.15)%		(0.14)%		(2.79)%
Portfolio turnover rate	29%		9%		— %‡
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01		$0.01		$0.07

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006 (e)	2005 (e)		2004	2003(e)
Net asset value, beginning of year	$13.27	$13.54	$13.54		$14.37		$14.53

Income (loss) from investment operations:
Net investment income	0.67	0.63	0.60		0.77		0.69
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.33	(0.33)	(0.19)		0.32		— #

Total from investment operations	1.00	0.30	0.41		1.09		0.69

Less distributions:
Dividends from net investment income	(0.58)	(0.57)	(0.29)		(1.50)		(0.84)
Distributions from realized gains	—	—	(0.12)		(0.42)		(0.01)

Total dividends and distributions	(0.58)	(0.57)	(0.41)		(1.92)		(0.85)

Net asset value, end of year	$13.69	$13.27	$13.54		$13.54		$14.37

Total return	7.72%	2.08%	3.03%		7.92%		4.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,117,060	$693,119	$537,340		$100,561		$108,325
Ratio of expenses to average net assets:
After waivers	0.53%	0.55%	0.60	%(c)	0.75%		0.66%
After waivers and fees paid indirectly	0.53%	0.55%	0.60	%(c)	N/A		0.66%
Before waivers and fees paid indirectly	0.53%	0.55%	0.60	%(c)	0.75%		0.66%
Ratio of net investment income to average net assets:
After waivers	4.99%	4.75%	4.36	%(c)	4.69%		4.65%
After waivers and fees paid indirectly	4.99%	4.75%	4.36	%(c)	N/A		4.65%
Before waivers and fees paid indirectly	4.99%	4.75%	4.36	%(c)	4.69%		4.65%
Portfolio turnover rate	522%	233%	69%		36%		18%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—		$— #	$	**

	Year Ended December 31,		April 29, 2005* to December 31,
Class IB	2007(e)	2006 (e)	2005 (e)
Net asset value, beginning of period	$13.27	$13.55	$13.77

Income (loss) from investment operations:
Net investment income	0.64	0.60	0.38
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.32	(0.35)	(0.23)

Total from investment operations	0.96	0.25	0.15

Less distributions:
Dividends from net investment income	(0.54)	(0.53)	(0.25)
Distributions from realized gains	—	—	(0.12)

Total dividends and distributions	(0.54)	(0.53)	(0.37)

Net asset value, end of period	$13.69	$13.27	$13.55

Total return (b)	7.35%	1.82%	1.13%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$147,867	$108,067	$58,672
Ratio of expenses to average net assets:
After waivers (a)	0.78%	0.80%	0.85	%(c)
After waivers and fees paid indirectly (a)	0.78%	0.80%	0.85	%(c)
Before waivers and fees paid indirectly (a)	0.78%	0.80%	0.85	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	4.73%	4.50%	4.11	%(c)
After waivers and fees paid indirectly (a)	4.73%	4.50%	4.11	%(c)
Before waivers and fees paid indirectly (a)	4.73%	4.50%	4.11	%(c)
Portfolio turnover rate	522%	233%	69%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			April 29, 2005* to December 31,
Class IA	2007 (e)	2006 (e)		2005 (e)
Net asset value, beginning of period	$12.36	$10.67		$10.00

Income from investment operations:
Net investment income	0.17	0.22		0.10
Net realized and unrealized gain on investments and foreign currency transactions	0.29	1.65		0.66

Total from investment operations	0.46	1.87		0.76

Less distributions:
Dividends from net investment income	(0.18)	(0.10)		(0.07)
Distributions from realized gains	(0.49)	(0.08)		(0.02)

Total dividends and distributions	(0.67)	(0.18)		(0.09)

Net asset value, end of period	$12.15	$12.36		$10.67

Total return (b)	3.79%	17.48%		7.55%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$65,415	$74,235		$108
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.75%	0.75%		0.75%
After waivers, reimbursements, and fees paid indirectly (a)	0.73%	0.74%		0.72%
Before waivers, reimbursements, and fees paid indirectly (a)	0.81%	0.88	%(c)	1.50%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.35%	1.75%		1.43%
After waivers, reimbursements, and fees paid indirectly (a)	1.36%	1.76%		1.46%
Before waivers, reimbursements, and fees paid indirectly (a)	1.29%	1.67%		0.68%
Portfolio turnover rate	85%	49%		19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.01		$0.05

	Year Ended December 31,			April 29, 2005* to December 31,
Class IB	2007 (e)	2006 (e)		2005 (e)
Net asset value, beginning of period	$12.37	$10.68		$10.00

Income from investment operations:
Net investment income	0.14	0.16		0.08
Net realized and unrealized gain on investments and foreign currency transactions	0.28	1.68		0.66

Total from investment operations	0.42	1.84		0.74

Less distributions:
Dividends from net investment income	(0.14)	(0.07)		(0.04)
Distributions from realized gains	(0.49)	(0.08)		(0.02)

Total dividends and distributions	(0.63)	(0.15)		(0.06)

Net asset value, end of period	$12.16	$12.37		$10.68

Total return (b)	3.43%	17.26%		7.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$172,888	$156,413		$38,230
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%	1.00%		1.00%
After waivers, reimbursements, and fees paid indirectly (a)	0.98%	0.99%		0.97%
Before waivers, reimbursements, and fees paid indirectly (a)	1.06%	1.13	%(c)	1.75%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.08%	1.33%		1.18%
After waivers, reimbursements, and fees paid indirectly (a)	1.10%	1.34%		1.21%
Before waivers, reimbursements, and fees paid indirectly (a)	1.02%	1.19%		0.43%
Portfolio turnover rate	85%	49%		19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.02		$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				April 29, 2005* to December 31,
Class IA	2007 (e)		2006 (e)		2005 (e)
Net asset value, beginning of period	$11.88		$10.69		$10.00

Income from investment operations:
Net investment income	0.13		0.14		0.08
Net realized and unrealized gain on investments	1.16		1.24		0.67

Total from investment operations	1.29		1.38		0.75

Less distributions:
Dividends from net investment income	(0.12)		(0.12)		(0.06)
Distributions from realized gains	(0.46)		(0.07)		—

Total dividends and distributions	(0.58)		(0.19)		(0.06)

Net asset value, end of period	$12.59		$11.88		$10.69

Total return (b)	10.99%		12.92%		7.53%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,262		$121		$107
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.75%		0.75%		0.75%
After waivers, reimbursements, and fees paid indirectly (a)	0.74%		0.74%		0.74%
Before waivers, reimbursements, and fees paid indirectly (a)	0.86%		1.03%		1.89%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.03%		1.21%		1.12%
After waivers, reimbursements, and fees paid indirectly (a)	1.04%		1.22%		1.13%
Before waivers, reimbursements, and fees paid indirectly (a)	0.92%		0.93%		(0.02)%
Portfolio turnover rate	42%		36%		26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.03		$0.08

	Year Ended December 31,				April 29, 2005* to December 31,
Class IB	2007 (e)		2006 (e)		2005 (e)
Net asset value, beginning of period	$11.89		$10.69		$10.00

Income from investment operations:
Net investment income	0.10		0.11		0.06
Net realized and unrealized gain on investments	1.16		1.25		0.67

Total from investment operations	1.26		1.36		0.73

Less distribution
Dividends from net investment income	(0.09)		(0.09)		(0.04)
Distributions from realized gains	(0.46)		(0.07)		—

Total dividends and distributions	(0.55)		(0.16)		(0.04)

Net asset value, end of period	$12.60		$11.89		$10.69

Total return (b)	10.69%		12.63%		7.36%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$91,751		$58,690		$27,015
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%		1.00%		1.00%
After waivers, reimbursements, and fees paid indirectly (a)	0.99%		0.99%		0.99%
Before waivers, reimbursements, and fees paid indirectly (a)	1.11	%(c)	1.28	%(c)	2.14%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.82%		0.96%		0.87%
After waivers, reimbursements, and fees paid indirectly (a)	0.83%		0.97%		0.88%
Before waivers, reimbursements, and fees paid indirectly (a)	0.69%		0.70%		(0.27)%
Portfolio turnover rate	42%		36%		26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02		$0.03		$0.08

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			April 29, 2005* to December 31,
Class IA	2007 (e)	2006 (e)		2005 (e)
Net asset value, beginning of period	$12.47	$11.28		$10.00

Income from investment operations:
Net investment income	0.10	0.14		0.08
Net realized and unrealized gain on investments	— #	1.28		1.30

Total from investment operations	0.10	1.42		1.38

Less distributions:
Dividends from net investment income	(0.10)	(0.08)		(0.06)
Distributions from realized gains	(0.84)	(0.15)		(0.04)

Total dividends and distributions	(0.94)	(0.23)		(0.10)

Net asset value, end of period	$11.63	$12.47		$11.28

Total return (b)	0.81%	12.66%		13.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$84,868	$76,210		$114
Ratio of expenses to average net assets:
After waivers (a)	0.80%	0.80%		0.80%
After waivers and fees paid indirectly (a)	0.79%	0.80%		0.76%
Before waivers and fees paid indirectly (a)	0.85%	0.85%		1.02%
Ratio of net investment income to average net assets:
After waivers (a)	0.78%	1.11%		1.03%
After waivers and fees paid indirectly (a)	0.79%	1.11%		1.07%
Before waivers and fees paid indirectly (a)	0.74%	1.06%		0.81%
Portfolio turnover rate	32%	24%		19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.01		$0.02

	Year Ended December 31,			April 29, 2005* to December 31,
Class IB	2007 (e)	2006 (e)		2005 (e)
Net asset value, beginning of period	$12.48	$11.29		$10.00

Income from investment operations:
Net investment income	0.07	0.07		0.06
Net realized and unrealized gain on investments	— #	1.32		1.30

Total from investment operations	0.07	1.39		1.36

Less distributions:
Dividends from net investment income	(0.06)	(0.05)		(0.03)
Distributions from realized gains	(0.84)	(0.15)		(0.04)

Total dividends and distributions	(0.90)	(0.20)		(0.07)

Net asset value, end of period	$11.65	$12.48		$11.29

Total return (b)	0.64%	12.37%		13.63%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$340,422	$245,301		$123,436
Ratio of expenses to average net assets:
After waivers (a)	1.05%	1.05%		1.05%
After waivers and fees paid indirectly (a)	1.04%	1.05	%(c)	1.01%
Before waivers and fees paid indirectly (a)	1.10%	1.10	%(c)	1.27%
Ratio of net investment income to average net assets:
After waivers (a)	0.54%	0.64%		0.78%
After waivers and fees paid indirectly (a)	0.55%	0.64%		0.82%
Before waivers and fees paid indirectly (a)	0.50%	0.58%		0.56%
Portfolio turnover rate	32%	24%		19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.01		$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO(q)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of year	$16.90	$15.86	$14.67	$13.24	$10.07

Income from investment operations:
Net investment income	0.09	0.07	0.03	0.01	— #
Net realized and unrealized gain on investments and foreign currency transactions	2.30	1.42	1.56	1.42	3.17

Total from investment operations	2.39	1.49	1.59	1.43	3.17

Less distributions:
Dividends from net investment income	(0.08)	(0.07)	(0.01)	—	—
Distributions from realized gains	(1.51)	(0.38)	(0.39)	—	—

Total dividends and distributions	(1.59)	(0.45)	(0.40)	—	—

Net asset value, end of year	$17.70	$16.90	$15.86	$14.67	$13.24

Total return	14.33%	9.55%	10.98%	10.80%	31.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,968,509	$1,406,085	$1,014,881	$579,357	$338,365
Ratio of expenses to average net assets:
After waivers	0.90%	0.90%	0.90%	0.90%	0.90%
After waivers and fees paid indirectly	0.90%	0.89%	0.89%	0.87%	0.85%
Before waivers and fees paid indirectly	0.98%	0.95%	0.92%	0.94%	0.97%
Ratio of net investment income (loss) to average net assets:
After waivers	0.50%	0.46%	0.19%	0.05%	(0.07)%
After waivers and fees paid indirectly	0.50%	0.46%	0.20%	0.08%	(0.02)%
Before waivers and fees paid indirectly	0.42%	0.40%	0.17%	0.01%	(0.14)%
Portfolio turnover rate	71%	66%	66%	96%	72%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$— #	$0.01	$— #

	Year Ended December 31,
Class IB	2007 (e)	2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of year	$16.78	$15.75	$14.59	$13.20	$10.07

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03	(0.01)†	(0.02)	(0.02)
Net realized and unrealized gain on investments and foreign currency transactions	2.27	1.41	1.56	1.41	3.15

Total from investment operations	2.32	1.44	1.55	1.39	3.13

Less distributions:
Dividends from net investment income	(0.03)	(0.03)	—	—	—
Distributions from realized gains	(1.51)	(0.38)	(0.39)	—	—

Total dividends and distributions	(1.54)	(0.41)	(0.39)	—	—

Net asset value, end of year	$17.56	$16.78	$15.75	$14.59	$13.20

Total return	14.08%	9.35%	10.65%	10.53%	31.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,628,736	$2,250,340	$1,768,738	$1,257,708	$903,595
Ratio of expenses to average net assets:
After waivers	1.15%	1.15%	1.15%	1.15%	1.15%
After waivers and fees paid indirectly	1.15%	1.14%	1.14%	1.12%	1.10%
Before waivers and fees paid indirectly	1.23%	1.20%	1.17%	1.19%	1.22%
Ratio of net investment income (loss) to average net assets:
After waivers	0.26%	0.20%	(0.06)%	(0.20)%	(0.32)%
After waivers and fees paid indirectly	0.26%	0.21%	(0.05)%	(0.17)%	(0.27)%
Before waivers and fees paid indirectly	0.18%	0.15%	(0.08)%	(0.24)%	(0.39)%
Portfolio turnover rate	71%	66%	66%	96%	72%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01	$0.01	$— #	$0.01	$— #
See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO(s)(v)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006 (e)	2005 (e)	2004	2003(e)
Net asset value, beginning of year	$1.000	$1.000	$1.001	$1.002	$1.003

Income (loss) from investment operations:
Net investment income	0.048	0.046	0.029	0.012	0.009
Net realized and unrealized gain (loss) on investments	—	— #	— #	(0.001)	— #

Total from investment operations	0.048	0.046	0.029	0.011	0.009

Less distributions:
Dividends from net investment income	(0.048)	(0.046)	(0.030)	(0.012)	(0.010)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.001	$1.002

Total return	4.97%	4.72%	2.85%	1.02%	0.82%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$869,405	$831,695	$737,535	$598,718	$705,877
Ratio of expenses to average net assets	0.45%	0.44%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets	4.83%	4.65%	2.86%	1.01%	0.82%

	Year Ended December 31,
Class IB	2007 (e)	2006 (e)	2005 (e)	2004	2003(e)
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.001	$1.002

Income (loss) from investment operations:
Net investment income	0.046	0.044	0.027	0.009	0.006
Net realized and unrealized gain (loss) on investments	—	— #	— #	(0.001)	— #

Total from investment operations	0.046	0.044	0.027	0.008	0.006

Less distributions:
Dividends from net investment income	(0.046)	(0.044)	(0.027)	(0.009)	(0.007)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.001

Total return	4.71%	4.46%	2.65%	0.77%	0.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,199,272	$918,153	$773,184	$774,625	$942,215
Ratio of expenses to average net assets	0.70%	0.69%	0.64%	0.64%	0.64%
Ratio of net investment income to average net assets	4.57%	4.42%	2.61%	0.76%	0.57%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO(l)(t)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			December 13, 2004* to December 31,
Class IA	2007 (e)	2006 (e)	2005 (e)	2004 (e)
Net asset value, beginning of period	$5.44	$5.05	$4.80	$4.73

Income from investment operations:
Net investment income	0.03	0.02	0.02	—	#
Net realized and unrealized gain on investments	1.12	0.39	0.25	0.09

Total from investment operations	1.15	0.41	0.27	0.09

Less distributions:
Dividends from net investment income	(0.03)	(0.02)	(0.02)	(0.02)

Net asset value, end of period	$6.56	$5.44	$5.05	$4.80

Total return (b)	21.13%	8.20%	5.71%	0.99%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,661	$10,045	$11,800	$13,837
Ratio of expenses to average net assets:
After waivers (a)	0.90%	0.88%	0.83%	0.76	%(c)
After waivers and fees paid indirectly (a)	0.88%	0.86%	0.80%	N/A
Before waivers and fees paid indirectly (a)	0.90%	0.88%	0.83%	0.76	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	0.47%	0.42%	0.48%	0.47	%(c)
After waivers and fees paid indirectly (a)	0.48%	0.43%	0.51%	N/A
Before waivers and fees paid indirectly (a)	0.47%	0.42%	0.48%	0.47	%(c)
Portfolio turnover rate	71%	66%	55%	58%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$—	$—	$—

	Year Ended December 31,
Class IB	2007 (e)	2006 (e)	2005 (e)	2004 (e)	2003 (e)
Net asset value, beginning of year	$5.45	$5.06	$4.81	$4.64	$3.98

Income from investment operations:
Net investment income	0.01	0.01	0.01	0.01	0.01
Net realized and unrealized gain on investments and foreign currency transactions	1.12	0.39	0.25	0.18	0.67

Total from investment operations	1.13	0.40	0.26	0.19	0.68

Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.01)	(0.02)	(0.02)

Net asset value, end of year	$6.57	$5.45	$5.06	$4.81	$4.64

Total return	20.77%	7.91%	5.43%	4.10%	17.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$345,467	$274,068	$305,851	$258,854	$265,471
Ratio of expenses to average net assets:
After waivers	1.15%	1.13%	1.08%	1.12%	1.03%
After waivers and fees paid indirectly	1.13%	1.11%	1.05%	N/A	N/A
Before waivers and fees paid indirectly	1.15%	1.13%	1.08%	1.12%	1.03%
Ratio of net investment income to average net assets:
After waivers	0.21%	0.17%	0.23%	0.11%	0.34%
After waivers and fees paid indirectly	0.22%	0.18%	0.26%	N/A	N/A
Before waivers and fees paid indirectly	0.21%	0.17%	0.23%	0.11%	0.34%
Portfolio turnover rate	71%	66%	55%	58%	40%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$—	$—	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2007 (e)		September 15, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.74		$10.00

Income from investment operations:
Net investment income	0.17		0.03
Net realized and unrealized gain on investments, options written, and foreign currency transactions	0.04		0.73

Total from investment operations	0.21		0.76

Less distributions:
Dividends from net investment income	—		(0.02)
Distributions from realized gains	—	#	—	#

Total dividends and distributions	—	#	(0.02)

Net asset value, end of period	$10.95		$10.74

Total return (b)	1.97%		7.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$284,503		$10,797
Ratio of expenses to average net assets:
After waivers (a)	1.05%		1.05%
Before waivers (a)	1.11%		1.40	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	1.56%		0.95%
Before waivers (a)	1.50%		0.50%
Portfolio turnover rate	31%		4%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.01

Class IB	Year Ended December 31, 2007 (e)		September 15, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.74		$10.00

Income from investment operations:
Net investment income	0.16		0.02
Net realized and unrealized gain on investments, options written, and foreign currency transactions	0.02		0.73

Total from investment operations	0.18		0.75

Less distributions:
Dividends from net investment income	—		(0.01)
Distributions from realized gains	—	#	—	#

Total dividends and distributions	—	#	(0.01)

Net asset value, end of period	$10.92		$10.74

Total return (b)	1.69%		7.51%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$406,213		$99,547
Ratio of expenses to average net assets:
After waivers (a)	1.30%		1.30%
Before waivers (a)	1.36	%(c)	1.65	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	1.46%		0.67%
Before waivers (a)	1.42%		0.34%
Portfolio turnover rate	31%		4%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	#	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2007 (e)		August 31, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$11.00		$10.00

Income from investment operations:
Net investment income	0.09		0.01
Net realized and unrealized gain on investments and foreign currency	0.56		1.00

Total from investment operations	0.65		1.01

Less dividends and distributions:
Dividends from net investment income	(0.06)		(0.01)
Distributions from realized gains	(0.11)		—	#

Total dividends and distributions	(0.17)		(0.01)

Net asset value, end of period	$11.48		$11.00

Total return (b)	5.94%		10.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,248		$4,410
Ratio of expenses to average net assets:
After waivers (a)	1.10%		1.10%
Before waivers (a)	1.46%		2.25	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	0.74%		0.30%
Before waivers (a)	0.38%		(1.11)%
Portfolio turnover rate	22%		6%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.04		$0.05

Class IB	Year Ended December 31, 2007 (e)		August 31, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.99		$10.00

Income from investment operations:
Net investment income	0.05		—	#
Net realized and unrealized gain on investments and foreign currency	0.58		0.99

Total from investment operations	0.63		0.99

Less distributions:
Dividends from net investment income	(0.03)		—
Distributions from realized gains	(0.11)		—	#

Total dividends and distributions	(0.14)		—

Net asset value, end of period	$11.48		$10.99

Total return (b)	5.66%		10.01%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$131,915		$26,740
Ratio of expenses to average net assets:
After waivers (a)	1.35%		1.35%
Before waivers (a)	1.71	%(c)	2.50	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	0.39%		0.13%
Before waivers (a)	(0.04)%		(0.93)%
Portfolio turnover rate	22%		6%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05		$0.04

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2007 (e)	August 31, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.81	$10.00

Income from investment operations:
Net investment income	0.09	0.03
Net realized and unrealized gain on investments and foreign currency transactions	0.30	0.86

Total from investment operations	0.39	0.89

Less distributions:
Dividends from net investment income	(0.08)	(0.03)
Distributions from net realized gains	(0.50)	(0.05)

Total dividends and distributions	(0.58)	(0.08)

Net asset value, end of period	$10.62	$10.81

Total return (b)	3.69%	8.92%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,645	$5,445
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%	1.05%
Before waivers and reimbursements (a)	1.30%	2.43	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.84%	0.92%
Before waivers and reimbursements (a)	0.58%	(0.53)%
Portfolio turnover rate	168%	51%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.05

Class IB	Year Ended December 31, 2007 (e)	August 31, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.81	$10.00

Income from investment operations:
Net investment income	0.07	0.02
Net realized and unrealized gain on investments and foreign currency transactions	0.29	0.86

Total from investment operations	0.36	0.88

Less distributions:
Dividends from net investment income	(0.05)	(0.02)
Distributions from net realized gains	(0.50)	(0.05)

Total dividends and distributions	(0.55)	(0.07)

Net asset value, end of period	$10.62	$10.81

Total return (b)	3.42%	8.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$45,942	$13,705
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%	1.30%
Before waivers and reimbursements (a)	1.55%	2.68	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.57%	0.67%
Before waivers and reimbursements (a)	0.32%	(0.67)%
Portfolio turnover rate	168%	51%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2007 (e)		August 31, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.89		$10.00

Income (loss) from investment operations:
Net investment income	0.04		0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.21)		0.92

Total from investment operations	(0.17)		0.94

Less distributions:
Dividends from net investment income	—		(0.02)
Distributions from net realized gains	(0.17)		(0.03)

Total dividends and distributions	(0.17)		(0.05)

Net asset value, end of period	$10.55		$10.89

Total return (b)	(1.51)%		9.34%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,093		$5,502
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%		1.05%
Before waivers and reimbursements (a)	1.38%		2.38	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.31%		0.46%
Before waivers and reimbursements (a)	(0.02)%		(0.96)%
Portfolio turnover rate	137%		53%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.04		$0.05

Class IB	Year Ended December 31, 2007 (e)		August 31, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.89		$10.00

Income (loss) from investment operations:
Net investment income	—	#	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.20)		0.92

Total from investment operations	(0.20)		0.93

Less distributions:
Dividends from net investment income	—		(0.01)
Distributions from net realized gains	(0.17)		(0.03)

Total dividends and distributions	(0.17)		(0.04)

Net asset value, end of period	$10.52		$10.89

Total return (b)	(1.78)%		9.25%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$74,604		$16,994
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%		1.30%
Before waivers and reimbursements (a)	1.63	%(c)	2.63	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	—	%‡‡	0.21%
Before waivers and reimbursements (a)	(0.36)%		(1.06)%
Portfolio turnover rate	137%		53%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.04		$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	March 30, 2007* to December 31, 2007 (e)
Net asset value, beginning of period	$10.06

Income from investment operations:
Net investment income	0.34
Net realized and unrealized gain on investments, options written, futures, and foreign currency transactions	0.51

Total from investment operations	0.85

Less distributions:
Dividends from net investment income	(0.29)
Distributions from realized gains	(0.09)

Total dividends and distributions	(0.38)

Net asset value, end of period	$10.53

Total return (b)	8.72%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$705,347
Ratio of expenses to average net assets:
After waivers (a)	0.65%
Before waivers (a)	0.69%
Ratio of net investment income to average net assets:
After waivers (a)	4.45%
Before waivers (a)	4.40%
Portfolio turnover rate	1,088%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #

	Year Ended December 31,
Class IB	2007 (e)		2006 (e)	2005 (e)	2004	2003(e)
Net asset value, beginning of year	$9.76		$10.14	$10.31	$10.33		$10.19

Income (loss) from investment operations:
Net investment income	0.43		0.43	0.34	0.20		0.24
Net realized and unrealized gain (loss) on investments, options written, futures, and foreign currency transactions	0.70		(0.41)	(0.26)	0.29		0.31

Total from investment operations	1.13		0.02	0.08	0.49		0.55

Less distributions:
Dividends from net investment income	(0.26)		(0.35)	(0.22)	(0.21)		(0.25)
Distributions from realized gains	(0.09)		(0.05)	(0.03)	(0.30)		(0.16)

Total dividends and distributions	(0.35)		(0.40)	(0.25)	(0.51)		(0.41)

Net asset value, end of year	$10.54		$9.76	$10.14	$10.31		$10.33

Total return	11.43%		0.44%	0.77%	4.78%		5.65%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$584,940		$375,504	$217,873	$60,511		$51,752
Ratio of expenses to average net assets:
After waivers	0.90%		0.70%	0.65%	0.65%		0.65%
Before waivers	0.94	%(c)	0.95%	0.96%	1.00%		0.82%
Ratio of net investment income to average net assets:
After waivers	4.27%		4.20%	3.31%	2.04%		2.26%
Before waivers	4.21%		3.95%	3.00%	1.69%		2.09%
Portfolio turnover rate	1,088%		1,040%	1,249%	396%		364%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01		$0.03	$0.03	$0.04	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		June 9, 2005* to December 31,
Class IA	2007 (e)	2006 (e)	2005 (e)
Net asset value, beginning of period	$9.98	$9.94	$10.02

Income (loss) from investment operations:
Net investment income	0.46	0.43	0.38
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.09	(0.01)	(0.33)

Total from investment operations	0.55	0.42	0.05

Less distributions:
Dividends from net investment income	(0.44)	(0.38)	(0.13)
Distributions from realized gains	—	—	—	#

Total dividends and distributions	(0.44)	(0.38)	(0.13)

Net asset value, end of period	$10.09	$9.98	$9.94

Total return (b)	5.56%	4.22%	0.52%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,131,300	$1,781,319	$1,219,936
Ratio of expenses to average net assets:
After waivers (a)	0.58%	0.54%	0.40	%(c)
Before waivers (a)	0.58%	0.54%	0.51	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	4.52%	4.21%	3.76	%(c)
Before waivers (a)	4.52%	4.21%	3.65	%(c)
Portfolio turnover rate	134%	101%	52%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—	$0.01

Class IB	Year Ended December 31,						May 1, 2003* to December 31,
	2007 (e)	2006(e)		2005 (e)		2004	2003 (e)
Net asset value, beginning of period	$9.99	$9.95		$9.92		$9.98	$10.00

Income (loss) from investment operations:
Net investment income	0.44	0.40		0.28		0.23	0.15
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.09	(0.01)		(0.14)		(0.06)	(0.04)

Total from investment operations	0.53	0.39		0.14		0.17	0.11

Less distributions:
Dividends from net investment income	(0.42)	(0.35)		(0.11)		(0.23)	(0.13)
Distributions from realized gains	—	—		—	#	—	—

Total dividends and distributions	(0.42)	(0.35)		(0.11)		(0.23)	(0.13)

Net asset value, end of period	$10.10	$9.99		$9.95		$9.92	$9.98

Total return (b)	5.28%	3.95%		1.38%		1.70%	1.15%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$110,923	$85,346		$36,314		$13,442	$9,767
Ratio of expenses to average net assets:
After waivers (a)	0.83%	0.79	%(c)	0.65	%(c)	0.65%	0.65%
Before waivers (a)	0.83%	0.79	%(c)	0.76	%(c)	1.22%	0.72%
Ratio of net investment income to average net assets:
After waivers (a)	4.28%	3.97%		3.51	%(c)	2.55%	2.54%
Before waivers (a)	4.28%	3.97%		3.40	%(c)	1.98%	2.47%
Portfolio turnover rate	134%	101%		52%		36%	4%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—		$0.01		$0.06	$ **

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006 (e)		2005 (e)	2004	2003 (e)
Net asset value, beginning of year	$13.01	$11.68		$11.87	$10.47	$7.19

Income (loss) from investment operations:
Net investment income	0.18	0.15		0.13	0.08	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.43)	1.94		0.40	1.79	3.26

Total from investment operations	(0.25)	2.09		0.53	1.87	3.33

Less distributions:
Dividends from net investment income	(0.21)	(0.13)		(0.12)	(0.09)	(0.05)
Distributions from realized gains	(0.94)	(0.63)		(0.60)	(0.38)	—

Total dividends and distributions	(1.15)	(0.76)		(0.72)	(0.47)	(0.05)

Net asset value, end of year	$11.61	$13.01		$11.68	$11.87	$10.47

Total return	(1.55)%	17.98%		4.50%	17.97%	46.30%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$130,825	$380,834		$24,343	$18,361	$7,462
Ratio of expenses to average net assets	0.39%	0.38	%(c)	0.33%	0.38%	0.60%
Ratio of net investment income to average net assets	1.36%	1.17%		1.09%	0.94%	0.75%
Portfolio turnover rate	32%	26%		26%	21%	32%

	Year Ended December 31,
Class IB	2007(e)	2006 (e)		2005 (e)	2004	2003 (e)
Net asset value, beginning of year	$13.01	$11.68		$11.87	$10.47	$7.19

Income (loss) from investment operations:
Net investment income	0.14	0.11		0.10	0.07	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.42)	1.94		0.40	1.77	3.26

Total from investment operations	(0.28)	2.05		0.50	1.84	3.30

Less distributions:
Dividends from net investment income	(0.18)	(0.09)		(0.09)	(0.06)	(0.02)
Distributions from realized gains	(0.94)	(0.63)		(0.60)	(0.38)	—

Total dividends and distributions	(1.12)	(0.72)		(0.69)	(0.44)	(0.02)

Net asset value, end of year	$11.61	$13.01		$11.68	$11.87	$10.47

Total return	(1.82)%	17.68%		4.24%	17.67%	45.94%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$669,947	$687,050		$517,538	$480,368	$319,634
Ratio of expenses to average net assets	0.64%	0.63	%(c)	0.58%	0.63%	0.85%
Ratio of net investment income to average net assets	1.04%	0.87%		0.84%	0.69%	0.50%
Portfolio turnover rate	32%	26%		26%	21%	32%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (g)

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	May 16, 2007* to December 31, 2007 (e)
Net asset value, beginning of period	$22.76

Income from investment operations:
Net investment income	0.09
Net realized and unrealized loss on investments and foreign currency transactions	(0.09)

Total from investment operations	— #

Less distributions:
Dividends from net investment income	(0.07)
Distributions from realized gains	(1.24)

Total dividends and distributions	(1.31)

Net asset value, end of period	$21.45

Total return (b)	0.24%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,219
Ratio of expenses to average net assets:
After waivers (a)	0.90%
After waivers and fees paid indirectly (a)	0.62%
Before waivers and fees paid indirectly (a)	0.93%
Ratio of net investment income to average net assets:
After waivers (a)	0.33%
After waivers and fees paid indirectly (a)	0.61%
Before waivers and fees paid indirectly (a)	0.30%
Portfolio turnover rate	169%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$— #

	Year Ended December 31,
Class IB	2007 (e)		2006 (e)	2005 (e)	2004	2003(e)
Net asset value, beginning of year	$21.20		$22.09	$21.25	$18.72		$12.24

Income (loss) from investment operations:
Net investment income (loss)	0.02		(0.13)	(0.17)	(0.17)		(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.48		(0.76)	1.01	2.70		6.59

Total from investment operations	1.50		(0.89)	0.84	2.53		6.48

Less distributions:
Dividends from net investment income	(0.02)		—	—	—		—
Distributions from realized gains	(1.24)		—	—	—		—

Total dividends and distributions	(1.26)		—	—	—		—

Net asset value, end of year	$21.44		$21.20	$22.09	$21.25		$18.72

Total return	7.19%		(3.98)%	3.95%	13.51%		52.94%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$590,564		$246,130	$302,413	$285,682		$282,945
Ratio of expenses to average net assets:
After waivers	1.15%		1.15%	1.13%	1.15%		1.08%
After waivers and fees paid indirectly	0.87	%(c)	1.15%	1.13%	1.14%		1.06%
Before waivers and fees paid indirectly	1.18	%(c)	1.18%	1.13%	1.17%		1.08%
Ratio of net investment loss to average net assets:
After waivers	(0.10)%		(0.60)%	(0.84)%	(0.85)%		(0.72)%
After waivers and fees paid indirectly	0.10%		(0.60)%	(0.84)%	(0.84)%		(0.70)%
Before waivers and fees paid indirectly	(0.14)%		(0.62)%	(0.84)%	(0.87)%		(0.72)%
Portfolio turnover rate	169%		40%	15%	18%		19%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01		$0.01	$—	$— #	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2007 (e)		September 15, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.79		$10.00

Income from investment operations:
Net investment income	0.09		0.03
Net realized and unrealized gain on investments and foreign currency translations	0.16		0.78

Total from investment operations	0.25		0.81

Less distributions:
Dividends from net investment income	(0.08)		(0.02)
Distributions from realized gains	(0.03)		—

Total dividends and distributions	(0.11)		(0.02)

Net asset value, end of period	$10.93		$10.79

Total return (b)	2.36%		8.11%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$274,235		$1,621
Ratio of expenses to average net assets:
After waivers (a)	1.10%		1.10%
After waivers, and fees paid indirectly(a)	1.10%		1.10%
Before waivers and fees paid indirectly (a)	1.15%		1.59	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	0.76%		1.03%
After waivers, and fees paid indirectly(a)	0.76%		1.03%
Before waivers and fees paid indirectly (a)	0.72%		0.10%
Portfolio turnover rate	5%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.03

Class IB	Year Ended December 31, 2007 (e)		September 15, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.79		$10.00

Income from investment operations:
Net investment income	0.12		0.02
Net realized and unrealized gain on investments and foreign currency translations	0.10		0.78

Total from investment operations	0.22		0.80

Less distributions:
Dividends from net investment income	(0.05)		(0.01)
Distributions from realized gains	(0.03)		—

Total dividends and distributions	(0.08)		(0.01)

Net asset value, end of period	$10.93		$10.79

Total return (b)	2.09%		8.03%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$319,465		$74,947
Ratio of expenses to average net assets:
After waivers (a)	1.35%		1.35%
After waivers, and fees paid indirectly(a)	1.35%		1.35%
Before waivers and fees paid indirectly (a)	1.40	%(c)	1.84	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	1.08%		0.50%
After waivers, and fees paid indirectly(a)	1.08%		0.50%
Before waivers and fees paid indirectly (a)	1.04%		0.03%
Portfolio turnover rate	5%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	#	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2007 (e)	2006 (e)	2005 (e)	2004	2003(e)
Net asset value, beginning of year	$6.82	$6.02	$5.56	$4.99		$3.95

Income from investment operations:
Net investment income	0.06	0.05	0.04	0.05		0.04
Net realized and unrealized gain on investments and foreign currency transactions	0.02	0.80	0.46	0.61		1.04

Total from investment operations	0.08	0.85	0.50	0.66		1.08

Less distributions:
Dividends from net investment income	(0.06)	(0.05)	(0.04)	(0.09)		(0.04)

Net asset value, end of year	$6.84	$6.82	$6.02	$5.56		$4.99

Total return	1.14%	14.10%	8.98%	13.28%		27.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$217,397	$212,510	$169,785	$132,682		$127,894
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%		1.03%
After waivers and fees paid indirectly	1.04%	1.03%	1.04%	N/A		N/A
Before waivers and fees paid indirectly	1.16%	1.14%	1.11%	1.16%		1.03%
Ratio of net investment income to average net assets:
After waivers	0.80%	0.77%	0.74%	0.91%		0.84%
After waivers and fees paid indirectly	0.81%	0.79%	0.75%	N/A		N/A
Before waivers and fees paid indirectly	0.69%	0.68%	0.68%	0.80%		0.84%
Portfolio turnover rate	32%	35%	44%	40%		119%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$— #	$0.01	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31,			April 29, 2005* to December 31, 2005 (e)
	2007 (e)		2006 (e)
Net asset value, beginning of period	$11.76		$10.43	$10.00

Income (loss) from investment operations:
Net investment income	0.22		0.23	0.13
Net realized and unrealized gain (loss) on investments	(0.49)		1.46	0.41

Total from investment operations	(0.27)		1.69	0.54

Less distributions:
Dividends from net investment income	(0.22)		(0.18)	(0.09)
Distributions from realized gains	(0.41)		(0.18)	(0.02)

Total dividends and distributions	(0.63)		(0.36)	(0.11)

Net asset value, end of period	$10.86		$11.76	$10.43

Total return (b)	(2.32)%		16.27%	5.37%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$770		$122	$105
Ratio of expenses to average net assets:
After waivers (a)	0.75%		0.75%	0.75%
After waiver, and fees paid indirectly (a)	0.74%		0.74%	0.74%
Before waivers and fees paid indirectly (a)	0.80%		0.81%	0.96%
Ratio of net investment income to average net assets:
After waivers (a)	1.82	%(c)	2.06%	1.97%
After waiver, and fees paid indirectly (a)	1.82	%(c)	2.07%	1.98%
Before waivers and fees paid indirectly (a)	1.77	%(c)	2.00%	1.76%
Portfolio turnover rate	23%		23%	18%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.01	$0.01

Class IB	Year Ended December 31,			April 29, 2005* to December 31, 2005 (e)
	2007 (e)		2006 (e)
Net asset value, beginning of period	$11.77		$10.44	$10.00

Income (loss) from investment operations:
Net investment income	0.20		0.20	0.12
Net realized and unrealized gain (loss) on investments	(0.50)		1.46	0.40

Total from investment operations	(0.30)		1.66	0.52

Less distributions:
Dividends from net investment income	(0.19)		(0.15)	(0.06)
Distributions from realized gains	(0.41)		(0.18)	(0.02)

Total dividends and distributions	(0.60)		(0.33)	(0.08)

Net asset value, end of period	$10.87		$11.77	$10.44

Total return (b)	(2.57)%		15.97%	5.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$319,390		$291,204	$113,526
Ratio of expenses to average net assets:
After waivers (a)	1.00%		1.00%	1.00%
After waiver, and fees paid indirectly (a)	0.99%		0.99%	0.99%
Before waivers and fees paid indirectly (a)	1.05%		1.06%	1.21%
Ratio of net investment income to average net assets:
After waivers (a)	1.62%		1.77%	1.72%
After waiver, and fees paid indirectly (a)	1.62%		1.78%	1.73%
Before waivers and fees paid indirectly (a)	1.57%		1.71%	1.51%
Portfolio turnover rate	23%		23%	18%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.01	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007 (e)	2006 (e)		2005 (e)	2004	2003
Net asset value, beginning of year	$16.23	$12.87		$10.06	$8.20	$5.29

Income from investment operations:
Net investment income	0.05	0.04		0.09	0.05	0.07
Net realized and unrealized gain on investments and foreign currency transactions	6.50	4.70		3.23	1.89	2.91

Total from investment operations	6.55	4.74		3.32	1.94	2.98

Less distributions:
Dividends from net investment income	—	(0.10)		(0.09)	(0.08)	(0.07)
Distributions from realized gains	(3.93)	(1.28)		(0.42)	—	—

Total dividends and distributions	(3.93)	(1.38)		(0.51)	(0.08)	(0.07)

Net asset value, end of year	$18.85	$16.23		$12.87	$10.06	$8.20

Total return	42.42%	37.41%		33.04%	24.01%	56.18%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,016,346	$619,212		$162,519	$4,592	$995
Ratio of expenses to average net assets:
After waivers	1.39%	1.49	%(c)	1.55%	1.55%	1.55%
After waivers and fees paid indirectly	1.39%	1.47	%(c)	1.53%	1.50%	1.53%
Before waivers and fees paid indirectly	1.39%	1.49	%(c)	1.55%	1.55%	1.55%
Ratio of net investment income to average net assets:
After waivers	0.25%	0.22%		0.69%	0.75%	1.33%
After waivers and fees paid indirectly	0.25%	0.24%		0.71%	0.80%	1.35%
Before waivers and fees paid indirectly	0.25%	0.22%		0.69%	0.75%	1.33%
Portfolio turnover rate	101%	69%		52%	57%	81%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—		$—	$—	$— #

	Year Ended December 31,
Class IB	2007(e)	2006(e)		2005(e)	2004	2003
Net asset value, beginning of year	$16.22	$12.87		$10.06	$8.19	$5.28

Income (loss) from investment operations:
Net investment income (loss)	—	0.03		0.05	0.04	0.05
Net realized and unrealized gain on investments and foreign currency transactions	6.50	4.66		3.25	1.89	2.91

Total from investment operations	6.50	4.69		3.30	1.93	2.96

Less distributions:
Dividends from net investment income	—	(0.06)		(0.07)	(0.06)	(0.05)
Distributions from realized gains	(3.93)	(1.28)		(0.42)	—	—

Total dividends and distributions	(3.93)	(1.34)		(0.49)	(0.06)	(0.05)

Net asset value, end of year	$18.79	$16.22		$12.87	$10.06	$8.19

Total return	41.98%	37.07%		32.84%	23.58%	56.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,838,075	$1,849,522		$1,140,481	$615,499	$389,893
Ratio of expenses to average net assets:
After waivers	1.64%	1.74	%(c)	1.80%	1.80%	1.80%
After waivers and fees paid indirectly	1.64%	1.72	%(c)	1.78%	1.75%	1.78%
Before waivers and fees paid indirectly	1.64%	1.74	%(c)	1.80%	1.80%	1.80%
Ratio of net investment income (loss) to average net assets:
After waivers	0.01%	0.17%		0.44%	0.50%	1.08%
After waivers and fees paid indirectly	0.01%	0.19%		0.46%	0.55%	1.10%
Before waivers and fees paid indirectly	0.01%	0.17%		0.44%	0.50%	1.08%
Portfolio turnover rate	101%	69%		52%	57%	81%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	$—		$—	$—	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31			April 29, 2005* to December 31, 2005 (e)
	2007 (e)		2006 (e)
Net asset value, beginning of period	$13.58		$12.51	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.17		0.05	(0.01)
Net realized and unrealized gain on investments and foreign currency	2.88		1.14	2.52

Total from investment operations	3.05		1.19	2.51

Less Distributions:
Dividends from net investment income	(0.08)		(0.05)	—
Distributions from realized gains	(0.82)		(0.07)	—

Total dividends and distributions	(0.90)		(0.12)	—

Net asset value, end of period	$15.73		$13.58	$12.51

Total return (b)	22.74%		9.50%	25.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$62,728		$137	$125
Ratio of expenses to average net assets:
After waivers (a)	0.80%		0.80%	0.80%
After waivers and fees paid indirectly (a)	0.79%		0.76%	0.77%
Before waivers and fees paid indirectly (a)	0.85%		0.90%	1.45%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.07%		0.38%	(0.12)%
After waivers and fees paid indirectly (a)	1.07%		0.41%	(0.09)%
Before waivers and fees paid indirectly (a)	1.01%		0.27%	(0.77)%
Portfolio turnover rate	55%		64%	39%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01		$0.01	$0.05

Class IB	Year Ended December 31,			April 29, 2005* to December 31, 2005 (e)
	2007 (e)		2006 (e)
Net asset value, beginning of period	$13.56		$12.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06		0.01	(0.03)
Net realized and unrealized gain on investments and foreign currency	2.93		1.15	2.51

Total from investment operations	2.99		1.16	2.48

Less Distributions:
Dividends from net investment income	(0.03)		(0.01)	—
Distributions from realized gains	(0.82)		(0.07)	—

Total dividends and distributions	(0.85)		(0.08)	—

Net asset value, end of period	$15.70		$13.56	$12.48

Total return (b)	22.38%		9.33%	24.80%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$378,803		$139,188	$49,826
Ratio of expenses to average net assets:
After waivers (a)	1.05%		1.05%	1.05%
After waivers and fees paid indirectly (a)	1.04	%(c)	1.01%	1.02%
Before waivers and fees paid indirectly (a)	1.10	%(c)	1.15%	1.70%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.39%		0.06%	(0.37)%
After waivers and fees paid indirectly (a)	0.41%		0.10%	(0.34)%
Before waivers and fees paid indirectly (a)	0.33%		(0.04)%	(1.02)%
Portfolio turnover rate	55%		64%	39%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01		$0.01	$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN REAL ESTATE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	July 2, 2007* to December 31, 2007 (e)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.09
Net realized and unrealized loss on investments and foreign currency transactions	(1.74)

Total from investment operations	(1.65)

Less Distributions:
Dividends from net investment income	(0.08)
Distributions from realized gains	(0.05)

Total dividends and distributions	(0.13)

Net asset value, end of period	$8.22

Total return (b)	(16.41)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$137,052
Ratio of expenses to average net assets:
After waivers (a)	1.01%
After waivers and fees paid indirectly (a)	1.01%
Before waivers and fees paid indirectly (a)	1.11%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	2.09%
After waivers and fees paid indirectly (a)	2.09%
Before waivers and fees paid indirectly (a)	2.00%
Portfolio turnover rate	20%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	#

Class IB	July 2, 2007* to December 31, 2007 (e)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.09
Net realized and unrealized loss on investments and foreign currency transactions	(1.75)

Total from investment operations	(1.66)

Less Distributions:
Dividends from net investment income	(0.07)
Distributions from realized gains	(0.05)

Total dividends and distributions	(0.12)

Net asset value, end of period	$8.22

Total return (b)	(16.52)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$592,541
Ratio of expenses to average net assets:
After waivers (a)	1.26%
After waivers and fees paid indirectly (a)	1.26%
Before waivers and fees paid indirectly (a)	1.36	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.96%
After waivers and fees paid indirectly (a)	1.96%
Before waivers and fees paid indirectly (a)	1.91%
Portfolio turnover rate	20%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	#

See Notes to Financial Statements.

EQ ADVISORS TRUST

MARKETPLUS INTERNATIONAL CORE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007		2006 (e)		2005 (e)	2004	2003
Net asset value, beginning of year	$13.89		$12.47		$10.80	$9.64	$7.35

Income from investment operations:
Net investment income	0.23		0.15		0.15	0.09	0.07
Net realized and unrealized gain on investments and foreign currency transactions	1.79		2.26		1.73	1.24	2.34

Total from investment operations	2.02		2.41		1.88	1.33	2.41

Less distributions:
Dividends from net investment income	(0.10)		(0.19)		(0.20)	(0.17)	(0.12)
Distributions from realized gains	(3.05)		(0.80)		(0.01)	—	—

Total dividends and distributions	(3.15)		(0.99)		(0.21)	(0.17)	(0.12)

Net asset value, end of year	$12.76		$13.89		$12.47	$10.80	$9.64

Total return	15.54%		19.57%		17.43%	13.86%	33.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$723,648		$430,037		$119,304	$74,741	$320
Ratio of expenses to average net assets:
After waivers	0.88%		0.95%		0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.79%		0.95%		0.93%	0.92%	0.93%
Before waivers and fees paid indirectly	0.90%		1.01%		1.00%	1.02%	1.06%
Ratio of net investment income to average net assets:
After waivers	1.57%		1.08%		1.32%	0.98%	0.90%
After waivers and fees paid indirectly	1.66%		1.08%		1.34%	1.01%	0.92%
Before waivers and fees paid indirectly	1.55%		1.02%		1.27%	0.91%	0.79%
Portfolio turnover rate	95%		25%		24%	19%	12%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	#	$0.01		$0.01	$0.01	$0.01

	Year Ended December 31,
Class IB	2007		2006(e)		2005(e)	2004	2003
Net asset value, beginning of year	$13.90		$12.48		$10.81	$9.64	$7.35

Income from investment operations:
Net investment income	0.22		0.14		0.12	0.08	0.05
Net realized and unrealized gain on investments and foreign currency transactions	1.76		2.24		1.73	1.23	2.34

Total from investment operations	1.98		2.38		1.85	1.31	2.39

Less distributions:
Dividends from net investment income	(0.06)		(0.16)		(0.17)	(0.14)	(0.10)
Distributions from realized gains	(3.05)		(0.80)		(0.01)	—	—

Total dividends and distributions	(3.11)		(0.96)		(0.18)	(0.14)	(0.10)

Net asset value, end of year	$12.77		$13.90		$12.48	$10.81	$9.64

Total return	15.20%		19.25%		17.12%	13.68%	32.54%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,193,151		$1,117,308		$828,324	$609,846	$357,162
Ratio of expenses to average net assets:
After waivers	1.13	%(c)	1.20%		1.20%	1.20%	1.20%
After waivers and fees paid indirectly	1.04%		1.20%		1.18%	1.17%	1.18%
Before waivers and fees paid indirectly	1.15	%(c)	1.26	%(c)	1.25%	1.27%	1.31%
Ratio of net investment income to average net assets:
After waivers	1.49%		1.03%		1.07%	0.73%	0.65%
After waivers and fees paid indirectly	1.60%		1.04%		1.09%	0.76%	0.67%
Before waivers and fees paid indirectly	1.47%		0.98%		1.02%	0.66%	0.54%
Portfolio turnover rate	95%		25%		24%	19%	12%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	#	$0.01		$0.01	$0.01	$0.01
See Notes to Financial Statements.

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP CORE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007		2006 (e)		2005 (e)	2004	2003
Net asset value, beginning of year	$11.30		$10.09		$9.46	$8.54	$7.04

Income from investment operations:
Net investment income	0.16		0.11		0.07	0.07	0.07
Net realized and unrealized gain on investments and foreign currency transactions	0.28		1.22		0.64	0.93	1.50

Total from investment operations	0.44		1.33		0.71	1.00	1.57

Less distributions:
Dividends from net investment income	(0.18)		(0.12)		(0.08)	(0.08)	(0.07)
Distributions from realized gains	(2.48)		—		—	—	—

Total dividends and distributions	(2.66)		(0.12)		(0.08)	(0.08)	(0.07)

Net asset value, end of year	$9.08		$11.30		$10.09	$9.46	$8.54

Total return	4.17%		13.22%		7.46%	11.67%	22.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$297		$201		$191	$116	$98
Ratio of expenses to average net assets:
After waivers	0.70%		0.70%		0.70%	0.70%	0.70%
After waivers and fees paid indirectly	0.56%		0.69%		0.69%	0.66%	0.69%
Before waivers and fees paid indirectly	0.75%		0.73%		0.70%	0.70%	0.71%
Ratio of net investment income to average net assets:
After waivers	1.31%		1.05%		0.73%	0.80%	0.93%
After waivers and fees paid indirectly	1.45%		1.06%		0.74%	0.84%	0.94%
Before waivers and fees paid indirectly	1.26%		1.02%		0.73%	0.80%	0.92%
Portfolio turnover rate	109%		33%		47%	90%	88%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	#	$—	#	$—	$—	$— #

	Year Ended December 31,
Class IB	2007		2006 (e)		2005 (e)	2004	2003
Net asset value, beginning of year	$11.31		$10.10		$9.47	$8.55	$7.04

Income from investment operations:
Net investment income	0.15		0.09		0.05	0.05	0.05
Net realized and unrealized gain on investments and foreign currency transactions	0.26		1.22		0.63	0.92	1.51

Total from investment operations	0.41		1.31		0.68	0.97	1.56

Less distributions:
Dividends from net investment income	(0.15)		(0.10)		(0.05)	(0.05)	(0.05)
Distributions from realized gains	(2.48)		—		—	—	—

Total dividends and distributions	(2.63)		(0.10)		(0.05)	(0.05)	(0.05)

Net asset value, end of year	$9.09		$11.31		$10.10	$9.47	$8.55

Total return	3.90%		12.92%		7.18%	11.37%	22.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$284,177		$329,937		$338,735	$341,346	$311,991
Ratio of expenses to average net assets:
After waivers	0.95%		0.95%		0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.81	%(c)	0.94%		0.94%	0.91%	0.94%
Before waivers and fees paid indirectly	1.00%		0.98	%(c)	0.95%	0.95%	0.96%
Ratio of net investment income to average net assets:
After waivers	1.01%		0.83%		0.48%	0.55%	0.68%
After waivers and fees paid indirectly	1.17%		0.84%		0.49%	0.59%	0.69%
Before waivers and fees paid indirectly	0.97%		0.80%		0.48%	0.55%	0.67%
Portfolio turnover rate	109%		33%		47%	90%	88%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	#	$—	#	$—	$—	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

MARKETPLUS LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007		2006 (e)		2005 (e)	2004(e)	2003
Net asset value, beginning of year	$15.74		$14.57		$13.32	$11.80	$9.10

Income (loss) from investment operations:
Net investment income (loss)	0.10		—	#	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain on investments and foreign currency transactions	2.39		1.17		1.26	1.53	2.71

Total from investment operations	2.49		1.17		1.25	1.52	2.70

Less distributions:
Dividends from net investment income	(0.11)		—		—	—	—

Net asset value, end of year	$18.12		$15.74		$14.57	$13.32	$11.80

Total return	15.81%		8.03%		9.38%	12.88%	29.67%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,371		$4,679		$3,304	$1,988	$27,996
Ratio of expenses to average net assets:
After waivers	0.73%		0.77%		0.71%	0.71%	0.72%
After waivers and fees paid indirectly	0.58%		0.75%		0.68%	0.66%	0.71%
Before waivers and fees paid indirectly	0.74%		0.77%		0.71%	0.71%	0.72%
Ratio of net investment loss to average net assets:
After waivers	0.49%		(0.04)%		(0.11)%	(0.10)%	(0.10)%
After waivers and fees paid indirectly	0.64%		(0.02)%		(0.08)%	(0.05)%	(0.09)%
Before waivers and fees paid indirectly	0.49%		(0.04)%		(0.11)%	(0.10)%	(0.10)%
Portfolio turnover rate	136%		130%		97%	101%	105%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	#	$—		$—	$—	$—

	Year Ended December 31,
Class IB	2007		2006 (e)		2005 (e)	2004(e)	2003
Net asset value, beginning of year	$15.40		$14.29		$13.11	$11.64	$9.00

Income (loss) from investment operations:
Net investment income (loss)	0.06		(0.04)		(0.04)	(0.04)	(0.04)
Net realized and unrealized gain on investments and foreign currency transactions	2.35		1.15		1.22	1.51	2.68

Total from investment operations	2.41		1.11		1.18	1.47	2.64

Less distributions:
Dividends from net investment income	(0.06)		—		—	—	—

Net asset value, end of year	$17.75		$15.40		$14.29	$13.11	$11.64

Total return	15.66%		7.77%		9.00%	12.63%	29.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$978,032		$860,495		$916,611	$958,680	$935,920
Ratio of expenses to average net assets:
After waivers	0.98	%(c)	1.02	%(c)	0.96%	0.96%	0.97%
After waivers and fees paid indirectly	0.83%		1.00	%(c)	0.93%	0.91%	0.96%
Before waivers and fees paid indirectly	0.99%		1.02	%(c)	0.96%	0.96%	0.97%
Ratio of net investment loss to average net assets:
After waivers	0.24%		(0.30)%		(0.36)%	(0.35)%	(0.35)%
After waivers and fees paid indirectly	0.39%		(0.28)%		(0.33)%	(0.30)%	(0.34)%
Before waivers and fees paid indirectly	0.23%		(0.30)%		(0.36)%	(0.35)%	(0.35)%
Portfolio turnover rate	136%		130%		97%	101%	105%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	#	$—		$—	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

MARKETPLUS MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2007	2006 (e)		2005 (e)		2004(e)	2003
Net asset value, beginning of year	$14.37	$14.01		$14.05		$13.09	$9.85

Income (loss) from investment operations:
Net investment income	0.19	0.08		0.09		0.03	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.42)	1.68		1.51		2.20	3.22

Total from investment operations	(0.23)	1.76		1.60		2.23	3.31

Less distributions:
Dividends from net investment income	(0.19)	(0.08)		(0.10)		—	(0.07)
Distributions from realized gains	(3.56)	(1.32)		(1.54)		(1.27)	—

Total dividends and distributions	(3.75)	(1.40)		(1.64)		(1.27)	(0.07)

Net asset value, end of year	$10.39	$14.37		$14.01		$14.05	$13.09

Total return	(1.29)%	12.76%		11.62%		18.14%	33.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$26,777	$24,186		$16,535		$8,178	$26,522
Ratio of expenses to average net assets:
After waivers	0.79%	0.83%		0.79%		0.82%	0.85%
After waivers and fees paid indirectly	0.58%	0.82%		0.77%		0.80%	0.79%
Before waivers and fees paid indirectly	0.79%	0.83%		0.79%		0.82%	0.85%
Ratio of net investment income to average net assets:
After waivers	1.05%	0.53%		0.60%		0.21%	0.75%
After waivers and fees paid indirectly	1.26%	0.54%		0.62%		0.23%	0.81%
Before waivers and fees paid indirectly	1.05%	0.53%		0.60%		0.21%	0.75%
Portfolio turnover rate	160%	66%		55	%(d)	74%	160%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$—		$—		$—	$—

	Year Ended December 31,
Class IB	2007	2006 (e)		2005 (e)		2004(e)	2003
Net asset value, beginning of year	$14.30	$13.95		$14.00		$13.08	$9.84

Income (loss) from investment operations:
Net investment income	0.16	0.04		0.05		— #	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.44)	1.67		1.50		2.19	3.22

Total from investment operations	(0.28)	1.71		1.55		2.19	3.28

Less distributions:
Dividends from net investment income	(0.15)	(0.04)		(0.06)		—	(0.04)
Distributions from realized gains	(3.56)	(1.32)		(1.54)		(1.27)	—

Total dividends and distributions	(3.71)	(1.36)		(1.60)		(1.27)	(0.04)

Net asset value, end of year	$10.31	$14.30		$13.95		$14.00	$13.08

Total return	(1.62)%	12.45%		11.31%		17.84%	33.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,671,712	$1,897,629		$1,730,041		$1,438,673	$1,097,892
Ratio of expenses to average net assets:
After waivers	1.04%	1.08%		1.04%		1.07%	1.10%
After waivers and fees paid indirectly	0.83%	1.07	%(c)	1.02%		1.05%	1.04%
Before waivers and fees paid indirectly	1.04%	1.08%		1.04%		1.07%	1.10%
Ratio of net investment income (loss) to average net assets:
After waivers	0.82%	0.27%		0.35%		(0.04)%	0.50%
After waivers and fees paid indirectly	1.03%	0.29%		0.37%		(0.02)%	0.56%
Before waivers and fees paid indirectly	0.81%	0.27%		0.35%		(0.04)%	0.50%
Portfolio turnover rate	160%	66%		55	%(d)	74%	160%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$—		$—		$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

FINANCIAL HIGHLIGHTS — (Concluded)

*	Commencement of Operations.
**	Prior to December 31, 2004, these ratios and per share amounts were not provided.
****	Prior to December 31, 2007, these ratios were not provided.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.01.
‡	Amount is less than 1%.
‡‡	Amount is less than 0.01%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for investment income and non-class specific expense.
(d)	Reflects purchases and sales from change in investment strategy.
(e)	Net investment income and capital changes per share are based on average shares outstanding.
(g)	On July 6, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Janus Large Cap Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/TCW Equity Portfolio.
(h)	On July 6, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Capital Guardian U.S. Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/Capital Guardian Research Portfolio.
(i)	On August 17, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AllianceBernstein Growth & Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/AllianceBernstein Value Portfolio.
(l)	On February 28, 2003, this Portfolio received, through a substitution transaction, the assets and liabilities of the Enterprise Balanced Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2003 represents the results of operations of the EQ/Montag & Caldwell Growth Portfolio.
(m)	On May 2, 2003, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/International Equity Index Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2003 represents the results of operations of the EQ/Alliance International Portfolio.
(n)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MONY Equity Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Boston Advisors Equity Income Portfolio.
(o)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Global Socially Responsive Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Calvert Socially Responsible Portfolio.
(p)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MONY Diversified Portfolio and EQ/ MONY Equity Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Capital Guardian Research Portfolio.
(q)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Capital Appreciation Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/ Marsico Focus Portfolio.
(r)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Deep Value Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Mercury Basic Value Equity Portfolio.
(s)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MONY Money Market Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Money Market Portfolio.
(t)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Multi-Cap Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/ Montag & Caldwell Growth Portfolio.
(u)	On September 9, 2005, this Portfolio converted to a “fund of funds” structure and was renamed EQ/Enterprise Moderate Allocation Portfolio. The information from January 1, 2002 through December 31, 2004 is that of the predecessor EQ/Enterprise Managed Portfolio. Information for the year ended December 31, 2005 includes the results of the operations of the predecessor EQ/Enterprise Managed Portfolio from January 1, 2005 through September 9, 2005.
(v)	On July 7, 2005, this Portfolio split in the form of a dividend payable in shares of the Portfolio in order to establish a $1.00 net asset value. The dividend consisted of 10.345 shares and 10.303 shares in exchange for one (1) share of the Portfolio’s Class IA and Class IB shares, respectively. All transactions in capital stock and per share data prior to this date have been restated to give effect to the split.
(w)	Includes dividend expense.
(x)	Effective May 1, 2007, the Manager has voluntarily waived management and administration fees and reimbursed all other expenses (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses).
(y)	In 2007, 0.48% and 0.41% of the Portfolio’s total return for Class IA and Class IB, respectively, consists of voluntary payments made by unaffiliated service providers in connection with cash which remained under-invested for a period of time. These payments positively impacted the net asset value of the Portfolio’s Class IA and Class IB shares by $0.07 and $0.06, respectively, per share and are included in net realized and unrealized gain on investments and foreign currency transactions.
(z)	In 2007, 0.04% of the Portfolio’s total return for each class consists of a voluntary payment made by the Adviser in connection with cash which remained under-invested for a period of time. This payment positively impacted the net asset value of the Portfolio’s Class IA and Class IB shares by $0.01 per share and is included in net realized and unrealized gain on investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

Note 1 Organization and Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware business trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company with fifty-five diversified portfolios and four non-diversified portfolios (each a “Portfolio”). The non-diversified Portfolios are: EQ/GAMCO Mergers and Acquisitions Portfolio, EQ/Marsico Focus Portfolio, EQ/Legg Mason Value Equity Portfolio, and the EQ/Van Kampen Real Estate Portfolio.

On August 25, 2006, AXA Equitable Life Insurance Company (“AXA Equitable”), an indirect wholly-owned subsidiary of AXA, contributed $3,000,000 in seed capital to EQ/International ETF Portfolio. On August 31, 2006, AXA Equitable contributed $3,000,000 in seed capital to EQ/Davis New York Venture Portfolio, $8,000,000 to EQ/Oppenheimer Global Portfolio, $10,000,000 to EQ/ Oppenheimer Main Street Opportunity Portfolio and $10,000,000 to EQ/Oppenheimer Main Street Small Cap Portfolio. On September 15, 2006, AXA Equitable contributed $3,000,000 to EQ/Franklin Income Portfolio, $3,000,000 to EQ/Franklin Small Cap Value Portfolio, $20,000,000 to EQ/Mutual Shares Portfolio and $3,000,000 to EQ/Templeton Growth Portfolio. The seed capital for each portfolio was split evenly between Class IA and Class IB shares.

On April 25, 2007, AXA Equitable Life Insurance Company (“AXA Equitable”), an indirect wholly-owned subsidiary of AXA, contributed $200,000 in seed capital to EQ/Franklin Templeton Founding Strategy Portfolio. Additionally on July 2, 2007, AXA Equitable contributed $200,000 in seed capital to EQ/Van Kampen Real Estate Portfolio. The seed capital for each portfolio was split evenly between Class IA and Class IB shares.

On March 30, 2007, AXA Equitable contributed $100,000 in seed capital to Class IA of the EQ/ PIMCO Real Return Portfolio. Additionally on May 16, 2007, AXA Equitable contributed $100 in seed capital to Class IA of the EQ/TCW Equity Portfolio (now known as the EQ/T. Rowe Price Growth Stock Portfolio). Additionally on June 8, 2007, AXA Equitable contributed $100,000 in seed capital to Class IA of the EQ/GAMCO Mergers & Acquisitions Portfolio and on June 15, 2007, AXA Equitable contributed $100,000 in seed capital to Class IA of the EQ/AXA Rosenberg Value Long/Short Equity Portfolio.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect that risk of loss to be remote.

Each of the investment sub-advisers (each an “Adviser”) independently chooses and maintains a portfolio of securities for its Portfolios.

The All Asset Allocation Portfolio and EQ/Franklin Templeton Founding Strategy Portfolio are types of mutual funds often described as “fund of funds.” The Portfolios pursue their investment objective by investing exclusively in other mutual funds managed by AXA Equitable.

The EQ/International ETF Portfolio is a “fund of funds” mutual fund. The Portfolio pursues its investment objective by investing exclusively in other investment companies.

The MarketPLUS International Core Portfolio, MarketPLUS Large Cap Core Portfolio, MarketPLUS Large Cap Growth Portfolio, and MarketPLUS Mid Cap Value Portfolio (each a “MarketPLUS Portfolio”; together, the “MarketPLUS Portfolios”) employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs, and have higher portfolio turnover, than would be the case if a single Adviser were managing the entire Portfolio.

The Trust has the right to issue two classes of shares, Class IA and Class IB. As of and during the year ended December 31, 2007, the Trust had Class IB shares outstanding for each Portfolio except for the EQ/ Government Securities Portfolio. In addition, as of and during the year ended December 31, 2007, the Trust had Class IA shares outstanding for certain Portfolios as shown in the Statement of Assets and Liabilities. The Class IB shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, both classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company (“ALAC”), MONY Life Insurance Company (“MONY”) and MONY Life Insurance Company of America (“MONY America”), as well as insurance companies that are not affiliated with AXA Equitable, ALAC, MONY or MONY America and to The Investment Plan for Employees, Managers and Agents. The Investment Plan for Employees, Managers and Agents is the primary shareholder of Class IA for EQ/Boston Advisors Equity Income Portfolio and EQ/Montag & Caldwell Growth Portfolio. AXA Equitable is the primary shareholder of shares for the EQ/International ETF Portfolio.

The investment objectives of each Portfolio are as follows:

All Asset Allocation Portfolio (formerly EQ/Enterprise Moderate Allocation Portfolio)— Seeks long-term capital appreciation and current income.

EQ/Franklin Templeton Founding Strategy Portfolio — Primarily seeks capital appreciation and secondarily income.

EQ/International ETF Portfolio — Seeks long-term capital appreciation.

EQ/AllianceBernstein Common Stock Portfolio (advised by AllianceBernstein L.P. (“AllianceBernstein”) (an affiliate of AXA Equitable)) — Seeks to achieve long-term growth of capital.

EQ/AllianceBernstein Intermediate Government Securities Portfolio (advised by AllianceBernstein) — Seeks to achieve high current income consistent with relative stability of principal.

EQ/AllianceBernstein International Portfolio (advised by AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/AllianceBernstein Large Cap Growth Portfolio (advised by AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/AllianceBernstein Quality Bond Portfolio (advised by AllianceBernstein) — Seeks to achieve high current income consistent with moderate risk to capital.

EQ/AllianceBernstein Small Cap Growth Portfolio (advised by AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/AllianceBernstein Value Portfolio (advised by AllianceBernstein) — Seeks capital appreciation.

EQ/Ariel Appreciation II Portfolio (advised by Ariel Capital Management, LLC) — Seeks long-term capital appreciation.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

EQ/AXA Rosenberg Value Long/Short Equity Portfolio (advised by AXA Rosenberg Investment Management LLC (an affiliate of AXA Equitable)) — Seeks to increase value through bull markets and bear markets using strategies that are designed to limit exposure to general equity market risk.

EQ/BlackRock Basic Value Equity Portfolio (formerly EQ/Mercury Basic Value Equity Portfolio) (advised by BlackRock Investment Management LLC) — Seeks capital appreciation and, secondarily, income.

EQ/BlackRock International Value Portfolio (formerly EQ/Mercury International Value Portfolio) (advised by BlackRock Investment Management International Limited) — Seeks to provide current income and long-term growth of income, accompanied by growth of capital.

EQ/Bond Index Portfolio (advised by Standish Mellon Asset Management Company LLC) — Seeks a total return before expenses that approximates the total return performance of the Lehman Brothers Aggregate Bond Index, including reinvestment of coupon payments, at a risk level consistent with that of the Lehman Brothers Aggregate Bond Index.

EQ/Boston Advisors Equity Income Portfolio (advised by Boston Advisors, LLC) — Seeks a combination of growth and income to achieve an above-average and consistent total return.

EQ/Calvert Socially Responsible Portfolio (advised by Calvert Asset Management Company, Inc. and Bridgeway Capital Management, Inc.) — Seeks long-term capital appreciation.

EQ/Capital Guardian Growth Portfolio (advised by Capital Guardian Trust Company (“Capital Guardian”)) — Seeks long-term growth of capital.

EQ/Capital Guardian Research Portfolio (advised by Capital Guardian) — Seeks to achieve long-term growth of capital.

EQ/Caywood-Scholl High Yield Bond Portfolio (advised by Caywood-Scholl Capital Management) — Seeks to maximize current income.

EQ/Davis New York Venture Portfolio (advised by Davis Selected Advisers, L.P.) — Seeks long-term growth of capital.

EQ/Equity 500 Index Portfolio (advised by AllianceBernstein) — Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

EQ/Evergreen International Bond Portfolio (advised by Evergreen Investment Management Company, LLC (“Evergreen”) and First International Fund Advisers dba “Evergreen International”) —Seeks capital growth and current income.

EQ/Evergreen Omega Portfolio (advised by Evergreen) — Seeks long-term capital growth.

EQ/FI Mid Cap Portfolio (advised by Fidelity Management & Research Company) — Seeks long-term growth of capital.

EQ/Franklin Income Portfolio (advised by Franklin Advisers, Inc.) — Seeks to maximize income while maintaining prospects for capital appreciation.

EQ/Franklin Small Cap Value Portfolio (advised by Franklin Advisory Services, LLC) — Seeks long-term total return.

EQ/GAMCO Mergers and Acquisitions Portfolio (advised by GAMCO Asset Management, Inc. (“GAMCO”))— Seeks to achieve capital appreciation.

EQ/GAMCO Small Company Value Portfolio (advised by GAMCO) — Seeks to maximize capital appreciation.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

EQ/Government Securities Portfolio (advised by BlackRock Financial Management, Inc. (“BlackRock”)) — Seeks to maximize income and capital appreciation through investment in the highest credit quality debt obligations.

EQ/International Growth Portfolio (advised by MFS Investment Management (“MFS”)) — Seeks to achieve capital appreciation.

EQ/JPMorgan Core Bond Portfolio (advised by JPMorgan Investment Management Inc. (“JPMorgan”)) — Seeks to provide a high total return consistent with moderate risk to capital and maintenance of liquidity.

EQ/JPMorgan Value Opportunities Portfolio (advised by JPMorgan) — Long-term capital appreciation.

EQ/Legg Mason Value Equity Portfolio (advised by Legg Mason Capital Management, Inc.) — Seeks long-term growth of capital.

EQ/Long Term Bond Portfolio (advised by BlackRock) — Seeks to maximize income and capital appreciation through investment in long-maturity debt obligations.

EQ/Lord Abbett Growth and Income Portfolio (advised by Lord, Abbett & Co. LLC (“Lord Abbett”)) — Capital appreciation and growth of income without excessive fluctuation in market value.

EQ/Lord Abbett Large Cap Core Portfolio (advised by Lord Abbett) — Capital appreciation and growth of income with reasonable risk.

EQ/Lord Abbett Mid Cap Value Portfolio (advised by Lord Abbett) — Capital appreciation.

EQ/Marsico Focus Portfolio (advised by Marsico Capital Management, LLC (“Marsico”)) — Seeks long-term growth of capital.

EQ/Money Market Portfolio (advised by The Dreyfus Corporation) — Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

EQ/Montag & Caldwell Growth Portfolio (advised by Montag & Caldwell, Inc.) — Seeks to achieve capital appreciation.

EQ/Mutual Shares Portfolio (advised by Franklin Mutual Advisers, LLC) — Seeks capital appreciation which may occasionally be short-term, and, secondarily, income.

EQ/Oppenheimer Global Portfolio (advised by OppenheimerFunds, Inc. (“Oppenheimer”)) —Seeks capital appreciation.

EQ/Oppenheimer Main Street Opportunity Portfolio (advised by Oppenheimer) — Seeks long-term capital appreciation.

EQ/Oppenheimer Main Street Small Cap Portfolio (advised by Oppenheimer) — Seeks capital appreciation.

EQ/PIMCO Real Return Portfolio (advised by Pacific Investment Management Company, LLC) —Seeks maximum real return consistent with preservation of real capital and prudent investment management.

EQ/Short Duration Bond Portfolio (advised by BlackRock) — Seeks current income with reduced volatility of principal.

EQ/Small Company Index Portfolio (advised by AllianceBernstein) — Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

EQ/T. Rowe Price Growth Stock Portfolio (formerly EQ/TCW Equity Portfolio) (advised by T. Rowe Price Associates, Inc. (“T. Rowe”)) — Seeks to achieve long-term capital appreciation. On July 6, 2007, T. Rowe replaced TCW Investment Management Company as the advisor to the Portfolio.

EQ/Templeton Growth Portfolio (advised by Templeton Global Advisors Limited) — Seeks long-term capital growth.

EQ/UBS Growth and Income Portfolio (advised by UBS Global Asset Management (Americas) Inc.) — Seeks to achieve total return through capital appreciation with income as a secondary consideration.

EQ/Van Kampen Comstock Portfolio (advised by Morgan Stanley Investment Management, Inc. (“MSIM”)) — Capital growth and income.

EQ/Van Kampen Emerging Markets Equity Portfolio (advised by MSIM) — Seeks long-term capital appreciation.

EQ/Van Kampen Mid Cap Growth Portfolio (advised by MSIM) — Capital growth.

EQ/Van Kampen Real Estate Portfolio (advised by MSIM) — Seeks to provide above average current income and long-term capital appreciation.

MarketPLUS International Core Portfolio (formerly EQ/Capital Guardian International Portfolio) (advised by AXA Equitable, Wentworth Hauser and Violich, Inc. (“Wentworth”), and Mellon Equity Associates LLC (“Mellon”)) — To achieve long-term growth of capital. On or about May 25, 2007, AXA Equitable, Wentworth and Mellon were added as advisors to the Portfolio.

MarketPLUS Large Cap Core Portfolio (formerly EQ/MFS Investors Trust Portfolio) (advised by AXA Equitable, Institutional Capital LLC (“ICAP”) and Mellon) — Seeks long-term growth of capital with a secondary objective to seek reasonable current income (i.e. moderate income). On or about May 25, 2007, AXA Equitable, ICAP and Mellon were added as advisors to the Portfolio.

MarketPLUS Large Cap Growth Portfolio (formerly EQ/MFS Emerging Growth Portfolio) (advised by AXA Equitable, Marsico, and Mellon) — Seeks to provide long-term capital growth. On or about May 25, 2007, AXA Equitable, Marsico and Mellon were added as advisors to the Portfolio.

MarketPLUS Mid Cap Value Portfolio (formerly EQ/FI Mid Cap Value Portfolio) (advised by AXA Equitable, Wellington Management Company, LLP (“Wellington”) and Mellon) — Seeks long-term capital appreciation. On or about May 25, 2007, AXA Equitable, Wellington and Mellon were added as advisors to the Portfolio.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Equity securities listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price (except for securities sold short that are valued at the closing price or the mean of the latest available ask and bid price). Other unlisted equity securities are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day’s sale price is used. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees (“Trustees”).

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities, including foreign government securities, not traded directly, or in American Depository Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Short-term investment securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Short-term investment securities, which mature in more than 60 days are valued at representative quoted prices. The EQ/Money Market Portfolio values all short-term investment securities at amortized cost.

Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at fair value under the direction of the Trustees.

Investments in the All Asset Allocation Portfolio are valued based on the net asset value per share of each underlying fund which follow the policies as described above. In addition, underlying investment companies traded on a securities exchange in the All Asset Allocation Portfolio are valued based on the official closing price on the date of valuation.

Investments in the EQ/Franklin Templeton Founding Strategy Portfolio are valued based on the net asset value per share of each underlying open-end fund which follow the policies as described above.

Investments in the EQ/International ETF Portfolio are valued based on the official closing price of the underlying investment companies on the date of valuation.

Pursuant to procedures approved by the Trustees, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV is

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

determined may be reflected, as by a method approved by the Trustees, in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) is accrued daily. The Trust records gains and losses realized on prepayments received on mortgage-backed securities in interest income.

Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities are presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies, investments in Real Estate Investment Trusts, post-October losses, paydowns, mergers and fund of fund investments. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes. Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. The tax composition of distributed and undistributed income and gains for the years ended December 31, 2007 and December 31, 2006, were as follows:

	Year Ended December 31, 2007				Year Ended December 31, 2006
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
All Asset Allocation	$11,636,535	$4,171,948	$—	$1,203,649	$13,992,468	$—	$28	$—
EQ/Franklin Templeton Founding Strategy	11,183,083	51,188	—	2,072	—	—	—	—
EQ/International ETF	283,316	6,092	93,607	3,941	68,354	—	23,866	—
EQ/AllianceBernstein Common Stock	103,712,060	—	535,398	—	128,571,275	—	—	—
EQ/AllianceBernstein Intermediate Government Securities	30,463,169	—	—	—	28,948,851	—	—	—
EQ/AllianceBernstein International	51,473,492	231,361,291	4,235,577	44,047,591	40,897,308	199,218,339	2,629,191	69,426,639
EQ/AllianceBernstein Large Cap Growth	—	—	—	—	—	—	—	—
EQ/AllianceBernstein Quality Bond	103,884,894	—	169,164	—	85,778,671	—	1,137,348	—
EQ/AllianceBernstein Small Cap Growth	26,009,588	163,108,053	1,450,282	—	—	99,884,021	—	24,581,426
EQ/AllianceBernstein Value	124,184,464	475,958,002	—	—	67,243,294	235,737,926	9,172,428	47,121,252
EQ/Ariel Appreciation II	434,885	293,471	5,534	194,002	300,320	9,355	185,194	107,097
EQ/AXA Rosenberg Value Long/Short Equity	3,529,004	—	328,646	—	4,803,199	—	422,887	—
EQ/BlackRock
Basic Value Equity	70,673,815	301,170,436	498,566	17,653,339	96,145,550	133,324,014	450,717	11,033,600
EQ/BlackRock
International Value	119,359,345	236,212,207	32,238,273	26,258,283	72,280,645	78,598,005	2,844,760	2,680,924
EQ/Bond Index	1,993,606	—	14,682	—	1,893,334	25,612	16,496	—
EQ/Boston Advisors Equity Income	14,691,693	25,726,960	3,359,693	4,311,654	9,235,182	18,231,519	1,801,755	3,973,151
EQ/Calvert Socially Responsible	232,365	4,489,928	3,229	1,147,113	—	885,471	—	375,323
EQ/Capital Guardian Growth	—	—	57,889	—	636,733	—	577	—
EQ/Capital Guardian Research	9,542,988	32,952,321	—	26,194,526	5,848,676	—	71,480	—
EQ/Caywood-Scholl High Yield Bond	15,664,921	—	119,818	—	10,473,947	—	—	—
EQ/Davis New York Venture	4,369,117	23,508	—	—	114,283	—	—	—
EQ/Equity 500 Index	57,958,452	99,420,121	3,877,781	12,178,156	52,033,224	111,663,750	—	—

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

	Year Ended December 31, 2007				Year Ended December 31, 2006
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
EQ/Evergreen International Bond	$19,869,267	$—	$11,296,013	$—	$1,598,406	$—	$386,693	$—
EQ/Evergreen Omega	2,784,980	8,941,402	—	2,807,194	4,003,840	14,637,409	849,004	117,580
EQ/FI Mid Cap	157,360,905	68,773,741	373,466	13,819,227	48,536,076	56,339,263	16,796,084	34,531,518
EQ/Franklin Income	31,802,138	175,190	603,047	—	817,938	—	330,065	—
EQ/Franklin Small Cap Value	2,887,530	—	—	—	27,560	—	10,027	—
EQ/GAMCO Mergers and Acquisitions	7,378,724	1,367,087	1,980,169	689,601	4,634,502	285,452	562,238	54,743
EQ/GAMCO Small Company Value	11,524,271	41,365,251	2,750,072	27,352,055	9,106,216	31,487,447	115,683	4,367,283
EQ/Government Securities	3,463,116	—	—	—	3,942,731	—	—	—
EQ/International Growth	3,122,888	10,795,471	1,606,705	5,467,695	1,125,445	—	289,654	—
EQ/JPMorgan Core Bond	95,791,471	—	102,346	—	67,481,235	—	79,689	—
EQ/JPMorgan Value Opportunities	54,371,839	43,130,594	231,940	4,435,209	26,273,290	16,004,166	10,405,379	5,213,191
EQ/Legg Mason Value Equity	949,996	3,718,102	79,857	4,037,210	62,242	—	230,889	208,813
EQ/Long Term Bond	50,119,521	—	9,411	—	32,129,753	—	100,806	—
EQ/Lord Abbett Growth and Income	4,916,836	7,101,374	37,522	474,657	1,937,149	853,348	437,083	912,171
EQ/Lord Abbett Large Cap Core	1,333,920	2,350,539	240,935	476,851	530,553	204,486	279,175	117,438
EQ/Lord Abbett Mid Cap Value	9,518,444	21,240,089	2,711,348	7,367,820	2,855,529	1,743,440	78,922	2,976,071
EQ/Marsico Focus	12,486,539	358,257,987	8,142,922	34,848,403	26,262,529	60,627,287	223,279	18,329
EQ/Money Market	90,722,846	—	40,146	—	74,972,594	—	57,574	—
EQ/Montag & Caldwell Growth	678,685	—	4,624	—	565,794	—	—	—
EQ/Mutual Shares	44,654	—	—	—	110,815	—	44,403	—
EQ/Oppenheimer Global	1,591,779	—	50,128	164,416	5,730	—	57,406	—
EQ/Oppenheimer Main Street Opportunity	2,205,251	253,989	5,446	—	122,932	—	110,370	—
EQ/Oppenheimer Main Street Small Cap	1,091,895	136,702	155,497	1,569	71,343	—	144,702	—
EQ/PIMCO Real Return	40,933,638	—	33,628,778	—	14,608,631	—	1,390	—
EQ/Short Duration Bond	93,318,192	—	229,756	—	67,314,819	—	—	—
EQ/Small Company Index	22,750,434	49,461,383	247,047	9,458,277	13,161,361	43,099,220	251,130	4,159,869
EQ/T. Rowe Price Growth Stock	13,364,709	19,481,556	16,070	104,209	—	—	—	—
EQ/Templeton Growth	4,923,144	121,996	—	—	81,891	—	—	—
EQ/UBS Growth and Income	1,814,860	—	13,233	—	1,506,094	—	8,779	—
EQ/Van Kampen Comstock	7,652,229	9,077,591	327,334	2,143,340	6,203,314	1,133,862	324,802	478,172
EQ/Van Kampen Emerging Markets Equity	156,648,447	507,527,768	55,872,586	92,286,277	7,710,878	178,656,537	—	70,656,763
EQ/Van Kampen Mid Cap Growth	11,680,667	8,446,295	—	—	466,729	343,142	2,483,906	695,836

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

	Year Ended December 31, 2007				Year Ended December 31, 2006
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
EQ/Van Kampen Real Estate	$9,764,555	$1,293,352	$731,791	$4,224,660	$—	$—	$—	$—
MarketPLUS International Core	65,504,985	312,019,420	14,124,570	17,275,993	19,433,984	80,391,887	622,470	10,171,945
MarketPLUS Large Cap Core	6,648,323	57,363,618	—	—	2,785,990	—	—	—
MarketPLUS Large Cap Growth	3,310,306	—	209,846	—	—	—	—	—
MarketPLUS Mid Cap Value	120,539,816	339,069,176	—	—	6,133,959	163,082,728	2,780,713	27,857,283

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2007 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
All Asset Allocation	$9,041,463	$(9,041,463)	$—
EQ/Franklin Templeton Founding Strategy	1,315,603	(1,232,096)	(83,507)
EQ/International ETF	7,229	(6,346)	(883)
EQ/AllianceBernstein Common Stock	—	—	—
EQ/AllianceBernstein Intermediate Government Securities	580,156	(328,022)	(252,134)
EQ/AllianceBernstein International	14,780,445	(14,780,445)	—
EQ/AllianceBernstein Large Cap Growth	1,375,208	2	(1,375,210)
EQ/AllianceBernstein Quality Bond	7,423,719	(7,423,719)	—
EQ/AllianceBernstein Small Cap Growth	5,357,619	(5,346,247)	(11,372)
EQ/AllianceBernstein Value	(444,905)	(3,006,448)	3,451,353
EQ/Ariel Appreciation II	48	—	(48)
EQ/AXA Rosenberg Value Long/Short Equity	(293,280)	293,280	—
EQ/BlackRock Basic Value Equity	(9,646)	14,062,170	(14,052,524)
EQ/BlackRock International Value	5,601,293	(5,601,297)	4
EQ/Bond Index	6,749	(6,749)	—
EQ/Boston Advisors Equity Income	(280,010)	(13,701)	293,711
EQ/Calvert Socially Responsible	—	—	—
EQ/Capital Guardian Growth	652,468	—	(652,468)
EQ/Capital Guardian Research	11,135,520	(12,158,512)	1,022,992
EQ/Caywood-Scholl High Yield Bond	241,086	1,062,053	(1,303,139)
EQ/Davis New York Venture	(53,544)	246,165	(192,621)
EQ/Equity 500 Index	—	1,805,434	(1,805,434)
EQ/Evergreen International Bond	(753,333)	753,333	—
EQ/Evergreen Omega	122,807	(122,807)	—
EQ/FI Mid Cap	801,858	(801,858)	—
EQ/Franklin Income	(1,884)	4,729	(2,845)
EQ/Franklin Small Cap Value	30,676	88	(30,764)
EQ/GAMCO Mergers and Acquisitions	423,229	(430,447)	7,218
EQ/GAMCO Small Company Value	3,602,663	(3,609,866)	7,203

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/Government Securities	$35,213	$(34,564)	$(649)
EQ/International Growth	466,407	23,421	(489,828)
EQ/JPMorgan Core Bond	1,928,486	(1,928,488)	2
EQ/JPMorgan Value Opportunities	(10,077)	10,077	—
EQ/Legg Mason Value Equity	108,924	(107,431)	(1,493)
EQ/Long Term Bond	30,532	(30,532)	—
EQ/Lord Abbett Growth and Income	(1,815)	1,813	2
EQ/Lord Abbett Large Cap Core	—	(1)	1
EQ/Lord Abbett Mid Cap Value	5,371	2,253,118	(2,258,489)
EQ/Marsico Focus	(746,538)	1,151,334	(404,796)
EQ/Money Market	—	—	—
EQ/Montag & Caldwell Growth	—	70,852,909	(70,852,909)
EQ/Mutual Shares	(3,228,623)	3,876,848	(648,225)
EQ/Oppenheimer Global	(31,043)	114,108	(83,064)
EQ/Oppenheimer Main Street Opportunity	(168)	115	53
EQ/Oppenheimer Main Street Small Cap	(3,926)	14,929	(11,003)
EQ/PIMCO Real Return	(3,499,874)	3,504,745	(4,871)
EQ/Short Duration Bond	1,039,396	(1,039,395)	(1)
EQ/Small Company Index	(3,482)	463,436	(459,954)
EQ/T. Rowe Price Growth Stock	19,396	(136,821)	117,425
EQ/Templeton Growth	201,052	(74,100)	(126,952)
EQ/UBS Growth and Income	—	2	(2)
EQ/Van Kampen Comstock	—	—	—
EQ/Van Kampen Emerging Markets Equity	(170,034)	170,036	(2)
EQ/Van Kampen Mid Cap Growth	(9,156)	10,068	(912)
EQ/Van Kampen Real Estate	328,009	(127,398)	(200,611)
MarketPLUS International Core	(6,503,865)	14,311,044	(7,807,179)
MarketPLUS Large Cap Core	(66,117)	282,402	(216,285)
MarketPLUS Large Cap Growth	(14,245)	236,329	(222,084)
MarketPLUS Mid Cap Value	(140,614)	1,350,411	(1,209,797)

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period from November 1, 2007 to December 31, 2007, the Portfolios elected to defer until the first business day of 2008 for U.S. Federal income tax purposes net capital and net currency losses as stated below:

Portfolios:	Net Currency Loss	Net Capital Loss
All Asset Allocation	$—	$—
EQ/Franklin Templeton Founding Strategy	—	—
EQ/International ETF	—	—
EQ/AllianceBernstein Common Stock	—	—
EQ/AllianceBernstein Intermediate Government Securities	—	—
EQ/AllianceBernstein International	—	—
EQ/AllianceBernstein Large Cap Growth	—	—

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

Portfolios:	Net Currency Loss	Net Capital Loss
EQ/AllianceBernstein Quality Bond	$2,017,782	$—
EQ/AllianceBernstein Small Cap Growth	—	—
EQ/AllianceBernstein Value	—	9,552,068
EQ/Ariel Appreciation II	—	—
EQ/AXA Rosenberg Value Long/Short Equity	—	4,176,081
EQ/BlackRock Basic Value Equity	—	—
EQ/BlackRock International Value	80,063	—
EQ/Bond Index	—	—
EQ/Boston Advisors Equity Income	—	—
EQ/Calvert Socially Responsible	—	—
EQ/Capital Guardian Growth	—	—
EQ/Capital Guardian Research	—	—
EQ/Caywood-Scholl High Yield Bond	—	1,477,352
EQ/Davis New York Venture	19,057	732,571
EQ/Equity 500 Index	—	—
EQ/Evergreen International Bond	—	—
EQ/Evergreen Omega	—	—
EQ/FI Mid Cap	—	—
EQ/Franklin Income	178	7,649,595
EQ/Franklin Small Cap Value	—	255,067
EQ/GAMCO Mergers and Acquisitions	7,263	—
EQ/GAMCO Small Company Value	—	—
EQ/Government Securities	—	2,672
EQ/International Growth	8,310	—
EQ/JPMorgan Core Bond	111,153	—
EQ/JPMorgan Value Opportunities	—	—
EQ/Legg Mason Value Equity	—	—
EQ/Long Term Bond	—	127,506
EQ/Lord Abbett Growth and Income	—	—
EQ/Lord Abbett Large Cap Core	—	—
EQ/Lord Abbett Mid Cap Value	—	—
EQ/Marsico Focus	38,562	—
EQ/Money Market	—	—
EQ/Montag & Caldwell Growth	—	—
EQ/Mutual Shares	—	372,709
EQ/Oppenheimer Global	10,055	—
EQ/Oppenheimer Main Street Opportunity	—	25,424
EQ/Oppenheimer Main Street Small Cap	—	823,977
EQ/PIMCO Real Return	—	—
EQ/Short Duration Bond	—	250,658
EQ/Small Company Index	—	—
EQ/T. Rowe Price Growth Stock	5,938	8,955,814
EQ/Templeton Growth	18,937	—
EQ/UBS Growth and Income	—	—

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

Portfolios:	Net Currency Loss	Net Capital Loss
EQ/Van Kampen Comstock	$—	$—
EQ/Van Kampen Emerging Markets Equity	—	—
EQ/Van Kampen Mid Cap Growth	15,988	871,343
EQ/Van Kampen Real Estate	20,247	—
MarketPLUS International Core	737,441	—
MarketPLUS Large Cap Core	—	108,009
MarketPLUS Large Cap Growth	2,606	—
MarketPLUS Mid Cap Value	4,820	12,613,754

Fees Paid Indirectly:

For all Portfolios, the Trustees have approved the payment of certain Trust expenses using brokerage recapture arrangements. These payments are reflected in the Statements of Operations. For the year ended December 31, 2007, certain Portfolios reduced expenses under these arrangements as follows:

Portfolios:	Amount
All Asset Allocation	$11,157
EQ/International ETF	6,203
EQ/AllianceBernstein Common Stock	371,713
EQ/AllianceBernstein International	13,022
EQ/AllianceBernstein Large Cap Growth	57,443
EQ/AllianceBernstein Small Cap Growth	111,821
EQ/AllianceBernstein Value*	4,371,013
EQ/Ariel Appreciation II	29,512
EQ/BlackRock Basic Value Equity	377,567
EQ/Capital Guardian Growth	21,367
EQ/Capital Guardian Research**	120,709
EQ/Davis New York Venture	82,550
EQ/Evergreen Omega	51,023
EQ/FI Mid Cap	57,323
EQ/Franklin Income	3,179
EQ/GAMCO Mergers and Acquisitions	46,652
EQ/GAMCO Small Company Value	231,791
EQ/Legg Mason Value Equity	45,897
EQ/Lord Abbett Growth and Income	41,002
EQ/Lord Abbett Large Cap Core	5,255
EQ/Lord Abbett Mid Cap Value	23,620
EQ/Marsico Focus	90,498
EQ/Montag & Caldwell Growth	48,073
EQ/T. Rowe Price Growth Stock***	853,296
EQ/Templeton Growth	47
EQ/UBS Growth and Income	18,319
EQ/Van Kampen Comstock	21,262
EQ/Van Kampen Emerging Markets Equity	598
EQ/Van Kampen Mid Cap Growth	41,411
MarketPLUS International Core	1,773,466

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

Portfolios:	Amount
MarketPLUS Large Cap Core	$501,175
MarketPLUS Large Cap Growth	1,421,084
MarketPLUS Mid Cap Value	4,159,452

*	A portion of the amount received via merger with EQ/AllianceBernstein Growth and Income.
**	A portion of the amount received via merger with EQ/Capital Guardian US Equity.
***	A portion of the amount received via merger with EQ/Janus Large Cap Growth.

Securities Lending:

For all Portfolios, the Trustees have approved the lending of portfolio securities, through JPMorgan Chase Bank N.A. (“JPMorgan Chase”), acting as lending agent to certain broker-dealers, in exchange for negotiated lenders’ fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash equivalents held as collateral on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of a Portfolio’s securities will be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan Chase will indemnify each Portfolio from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan Chase invests the cash collateral on behalf of the Portfolios and retains a portion of the interest earned. The net amount of interest earned by lending investment securities is included in the Statements of Operations as securities lending income. At December 31, 2007, the cash collateral received by each Portfolio for securities loaned was invested by JPMorgan Chase and is summarized in the Portfolio of Investments. The Portfolios bear the risk of any loss in market value of the collateral. Each Portfolio has an individual interest equal to the amount of cash collateral contributed.

Repurchase Agreements:

Certain Portfolios may enter into repurchase agreements with qualified and Manager-approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Options Written:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Short Sales:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

The AXA Rosenberg Value Long/Short Equity Portfolio engages in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Portfolio is held by one broker. The Portfolio is subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions involve risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Portfolio will incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the price of the security declines between those dates.

Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Swaps:

Certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. Certain Portfolios may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Portfolio under which the parties agree to make payments to each other as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust’s Board of Trustees. Swap agreements are stated at market value on the Statement of Assets and Liabilities. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Notional principal amounts are used to express the extent of involvement in these transactions, but the amount potentially subject to credit risk is much smaller. None of the Portfolios had swap contracts outstanding at December 31, 2007.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

Dollar Roll Transactions:

Certain Portfolios may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rates as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities. None of the Portfolios had dollar roll transactions outstanding at December 31, 2007.

Market and Credit Risk:

Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Note 2 Management of the Trust

The Trust has entered into three separate investment management agreements (the “Management Agreements”) with AXA Equitable (the “Manager”). With the exception of the All Asset Allocation Portfolio, EQ/Franklin Templeton Founding Strategy Portfolio and EQ/International ETF Portfolio, the Management Agreements state that the Manager will (i) have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) select and contract with the Advisers to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Advisers’ investment programs and results; (iv) oversee compliance by the Trust with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. With respect to the Management Agreements for the All Asset Allocation Portfolio, EQ/Franklin Templeton Founding Strategy Portfolio and EQ/International ETF Portfolio, the Management Agreements provide that the Manager will: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios and Underlying ETFs, as applicable, in which to invest and the appropriate allocations for each Portfolio; (iii) monitor the investment programs and results; (iv) apprise the Trust of developments materially affecting the Portfolios; (v) oversee compliance by the Portfolio with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. For the year ended December 31, 2007, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
All Asset Allocation	0.100% of average daily net assets
EQ/Franklin Templeton Founding Strategy	0.050% of average daily net assets
EQ/International ETF	0.400% of average daily net assets
EQ/Bond Index	0.350% of average daily net assets
EQ/Equity 500 Index	0.250% of average daily net assets
EQ/Small Company Index	0.250% of average daily net assets

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

Portfolios:			(as a percentage of average daily net assets)
			First $400 Million	Next $400 Million	Thereafter
EQ/GAMCO Small Company Value			0.800%	0.750%	0.700%
EQ/Government Securities			0.500%	0.350%	0.300%
EQ/Long Term Bond			0.500%	0.350%	0.300%
EQ/T. Rowe Price Growth Stock			0.800%	0.750%	0.700%

Portfolios:	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/AllianceBernstein Intermediate
Government Securities	0.500%	0.475%	0.450%	0.430%	0.420%
EQ/AllianceBernstein Quality Bond	0.525%	0.500%	0.475%	0.455%	0.445%
EQ/Caywood-Scholl High Yield Bond	0.600%	0.575%	0.550%	0.530%	0.520%
EQ/Evergreen International Bond	0.700%	0.675%	0.650%	0.630%	0.620%
EQ/JPMorgan Core Bond	0.450%	0.425%	0.400%	0.380%	0.370%
EQ/Money Market	0.350%	0.325%	0.280%	0.270%	0.250%
EQ/PIMCO Real Return	0.550%	0.525%	0.500%	0.480%	0.470%
EQ/Short Duration Bond	0.450%	0.425%	0.400%	0.380%	0.370%

Portfolios:	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/AllianceBernstein Common Stock	0.550%	0.500%	0.475%	0.450%	0.425%
EQ/AllianceBernstein International	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AllianceBernstein Large Cap Growth	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/AllianceBernstein Small Cap Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AllianceBernstein Value	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Ariel Appreciation II	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AXA Rosenberg Value Long/Short Equity	1.400%	1.350%	1.325%	1.300%	1.275%
EQ/BlackRock Basic Value Equity	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/BlackRock International Value	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Boston Advisors Equity Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Calvert Socially Responsible	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Capital Guardian Growth	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Capital Guardian Research	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Davis New York Venture	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Evergreen Omega	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/FI Mid Cap	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Franklin Income	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Franklin Small Cap Value	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/GAMCO Mergers and Acquisitions	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/International Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/JPMorgan Value Opportunities	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Legg Mason Value Equity	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Lord Abbett Growth & Income	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Lord Abbett Large Cap Core	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Lord Abbett Mid Cap Value	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Marsico Focus	0.900%	0.850%	0.825%	0.800%	0.775%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

Portfolios:	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/Montag & Caldwell Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Mutual Shares	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Oppenheimer Global	0.950%	0.900%	0.875%	0.850%	0.825%
EQ/Oppenheimer Main Street Opportunity	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Oppenheimer Main Street Small Cap	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Templeton Growth	0.950%	0.900%	0.875%	0.850%	0.825%
EQ/UBS Growth and Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Van Kampen Comstock	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Van Kampen Emerging Markets Equity	1.150%	1.100%	1.075%	1.050%	1.025%
EQ/Van Kampen Mid Cap Growth	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Van Kampen Real Estate	0.900%	0.850%	0.825%	0.800%	0.775%

Portfolios:	(as a percentage of average daily net assets)
	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
MarketPLUS International Core	0.600%	0.550%	0.525%	0.500%	0.475%
MarketPLUS Large Cap Core	0.500%	0.450%	0.425%	0.400%	0.375%
MarketPLUS Large Cap Growth	0.500%	0.450%	0.425%	0.400%	0.375%
MarketPLUS Mid Cap Value	0.550%	0.500%	0.475%	0.450%	0.425%

Prior to the dates footnoted in the following table, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
MarketPLUS International Core (May 30, 2007)	0.850%	0.800%	0.775%	0.750%	0.725%
MarketPLUS Large Cap Core (May 29, 2007)	0.600%	0.550%	0.525%	0.500%	0.475%
MarketPLUS Large Cap Growth (May 29, 2007)	0.650%	0.600%	0.575%	0.550%	0.525%
MarketPLUS Mid Cap Value (May 31, 2007)	0.750%	0.700%	0.675%	0.650%	0.625%

On behalf of the Trust, with the exception of the All Asset Allocation Portfolio, EQ/Franklin Templeton Founding Strategy Portfolio and EQ/International ETF Portfolio, the Manager has entered into an investment advisory agreement (“Advisory Agreements”) with each of the Advisers for the Trust’s other Portfolios. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3 Administrative Fees

AXA Equitable serves as Administrator to the Trust. As Administrator, AXA Equitable provides the Trust with necessary administrative, fund accounting, and compliance services. AXA Equitable may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays AXA Equitable an annual fee payable monthly per the following fee schedule:

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

Fixed Charge

$30,000 for each Portfolio, with the exception of All Asset Allocation Portfolio, the EQ/Franklin Templeton Founding Strategy and the MarketPLUS Portfolios.

Total Trust Average Daily Net Asset Charge*

0.12% on the first $3.0 billion

0.11% on the next $3.0 billion

0.105% on the next $4.0 billion

0.10% on the next $20.0 billion

0.0975% in excess of $30.0 billion

*	With the exception of the All Asset Allocation Portfolio, the EQ/Franklin Templeton Founding Strategy, and the MarketPLUS Portfolios.

The All Asset Allocation Portfolio and the EQ/Franklin Templeton Founding Strategy each pay an annual rate of 0.15% of average daily net assets plus a fixed charge of $35,000.

As of the dates listed below, each MarketPLUS Portfolio pays an annual rate of $35,000 for each Portfolio and for each portion of the Portfolio for which separate administrative services are provided, (i.e., each adviser in the multi-advised structure) plus 0.15% of the Portfolio’s average daily net assets.

May 30, 2007 - MarketPLUS International Core

May 29, 2007 - MarketPLUS Large Cap Core

May 29, 2007 - MarketPLUS Large Cap Growth

May 31, 2007 - MarketPLUS Mid Cap Value

Prior to the dates listed above, the MarketPLUS Portfolios paid $30,000 for each Portfolio plus a charge based on Total Trust Average Net Assets as follows:

Total Trust Average Daily Net Asset Charge

0.12% on the first $3.0 billion

0.11% on the next $3.0 billion

0.105% on the next $4.0 billion

0.10% on the next $20.0 billion

0.0975% in excess of $30.0 billion

Pursuant to a sub-administration arrangement with AXA Equitable, JPMorgan Investors Services Co. (“Sub-administrator”) provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services. State Street Bank and Trust Company provides similar administrative services for the EQ/AXA Rosenberg Value Long/Short Equity Portfolio.

Note 4 Custody Fees

The Trust has entered into Custody Agreements with JPMorgan Chase and Custodian Trust Company (“CTC”). The Custody Agreements provide for an annual fee based on the amount of assets under custody plus transaction charges. JPMorgan Chase serves as custodian of the Trust’s portfolio securities and other assets, with the exception of the EQ/AXA Rosenberg Value Long/Short Equity Portfolio. Under the terms of the Custody Agreement between the Trust and JPMorgan Chase, JPMorgan Chase maintains and deposits in separate accounts, cash, securities and other assets of the Portfolios. JPMorgan Chase is also required, upon the order of the Trust, to deliver securities held by JPMorgan Chase, and to make payments for securities purchased by the Trust. JPMorgan Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities. CTC serves as the custodian for the EQ/AXA Rosenberg Value Long/Short Equity Portfolio.

Note 5 Distribution Plans

The Trust has entered into distribution agreements with AXA Advisors, LLC and AXA Distributors, LLC, both indirect wholly-owned subsidiaries of AXA Equitable (collectively, the “Distributors”),

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

pursuant to which the Distributors serve as the principal underwriters of the Class IA and Class IB shares of the Trust. Class IB shares are subject to distribution fees imposed pursuant to a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.50% of the average net assets attributable to the Trust’s Class IB shares. This limitation will be in effect at least until April 30, 2008. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IB shares. The Trust’s Class IA shares are not subject to such fees.

Note 6 Transfer Agent

Boston Financial Data Services (“BFDS”) serves as the transfer agent for the EQ/AXA Rosenberg Value Long/Short Equity Portfolio. Transfer agent fees are based on per account charges, assets and other out of pocket expenses. Additional sub-transfer agent fees may be paid by the portfolios to administrators of omnibus accounts, and have been included in transfer agent fees on the statements of operations.

Note 7 Expense Limitation

The Manager has contractually agreed to limit the expenses of certain Portfolios through April 30, 2008 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (excluding the 0.25% annual fee under the Trust’s Class IB Distribution Plan) of such Portfolios are limited to:

0.10% of average daily net assets of the

All Asset Allocation Portfolio

0.15% of average daily net assets of the

EQ/Franklin Templeton Founding Strategy Portfolio*

0.40% of average daily net assets of the

EQ/International ETF Portfolio

0.45% of average daily net assets of the

EQ/Bond Index Portfolio

0.60% of average daily net assets of the

EQ/JPMorgan Core Bond Portfolio

EQ/Short Duration Bond Portfolio

EQ/Small Company Index Portfolio

0.65% of average daily net assets of the

EQ/PIMCO Real Return Portfolio

0.70% of average daily net assets of the

EQ/AllianceBernstein Value Portfolio

EQ/Capital Guardian Growth Portfolio

EQ/Capital Guardian Research Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/BlackRock Basic Value Equity Portfolio

MarketPLUS Large Cap Core Portfolio

MarketPLUS Large Cap Growth Portfolio**

0.75% of average daily net assets of the

EQ/Caywood-Scholl High Yield Bond Portfolio

EQ/FI Mid Cap Portfolio

EQ/Government Securities Portfolio

EQ/Legg Mason Value Equity Portfolio

EQ/Long Term Bond Portfolio

EQ/Lord Abbett Growth and Income Portfolio

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

EQ/Lord Abbett Large Cap Core Portfolio
EQ/Van Kampen Comstock Portfolio
MarketPLUS Mid Cap Value Portfolio***
0.80% of average daily net assets of the
EQ/AllianceBernstein Large Cap Growth Portfolio
EQ/Boston Advisors Equity Income Portfolio
EQ/Calvert Socially Responsible Portfolio
EQ/Lord Abbett Mid Cap Value Portfolio
EQ/UBS Growth and Income Portfolio
EQ/Van Kampen Mid Cap Growth Portfolio
0.85% of average daily net assets of the
EQ/AllianceBernstein International Portfolio
MarketPLUS International Core Portfolio****
0.90% of average daily net assets of the
EQ/Ariel Appreciation II Portfolio
EQ/Evergreen International Bond Portfolio
EQ/Evergreen Omega Portfolio
EQ/Marsico Focus Portfolio
EQ/Montag & Caldwell Growth Portfolio
EQ/T. Rowe Price Growth Stock Portfolio
1.00% of average daily net assets of the
EQ/BlackRock International Value Portfolio
1.01% of average daily net assets of the
EQ/Van Kampen Real Estate Portfolio
1.05% of average daily net assets of the
EQ/Davis New York Venture Portfolio
EQ/Franklin Income Portfolio
EQ/Franklin Small Cap Value Portfolio
EQ/GAMCO Small Company Value Portfolio
EQ/Mutual Shares Portfolio
EQ/Oppenheimer Main Street Opportunity Portfolio
EQ/Oppenheimer Main Street Small Cap Portfolio
1.10% of average daily net assets of the
EQ/Oppenheimer Global Portfolio
EQ/Templeton Growth Portfolio
1.20% of average daily net assets of the
EQ/GAMCO Mergers and Acquisitions Portfolio
1.30% of average daily net assets of the
EQ/International Growth Portfolio
1.55% of average daily net assets of the
EQ/Van Kampen Emerging Markets Equity Portfolio
1.74% of average daily net assets of the
EQ/AXA Rosenberg Value Long/Short Equity Portfolio

*	Effective May 1, 2007, the Manager has voluntarily waived management and administration fees and reimbursed all other expenses (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses).
**	Effective May 29, 2007. Prior to May 29, 2007, there was no expense limitation.
***	Effective May 29, 2007. Prior to May 29, 2007, the limitation was 0.85%.
****	Effective May 29, 2007. Prior to May 29, 2007, the limitation was 0.95%.

The Manager first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior five fiscal years (prior three fiscal years for certain Portfolios, as indicated by a “†” in the following chart), provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Trust’s Board of Trustees on a quarterly basis. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by the Manager. During the year ended December 31, 2007, the Manager received a total of $1,868,015 in reimbursement for all of the Portfolios within the Trust. At December 31, 2007, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

	Amount Eligible through					Total Eligible for
Portfolios:	2008	2009	2010	2011	2012	Reimbursement
All Asset Allocation†	$553,946	$1,039,115	$960,420	$—	$—	$2,553,481
EQ/Franklin Templeton Founding Strategy†	—	—	673,044	—	—	673,044
EQ/International ETF†	—	67,272	99,523	—	—	166,795
EQ/AllianceBernstein International†	41,633	1,045,387	1,390,356	—	—	2,477,376
EQ/AllianceBernstein Large Cap Growth†	1,596,129	1,849,896	1,741,446	—	—	5,187,471
EQ/AllianceBernstein Value†*	—	—	461,972	—	337,846	799,818
EQ/Ariel Appreciation II†	84,650	85,294	65,395	—	—	235,339
EQ/BlackRock International Value	—	—	—	146,307	32,212	178,519
EQ/Bond Index†	15,635	38,256	100,312	—	—	157,791
EQ/Boston Advisors Equity Income†	96,394	288,916	420,627	—	—	805,937
EQ/Calvert Socially Responsible†	26,089	41,527	70,345	—	—	137,961
EQ/Capital Guardian Growth	184,296	101,921	94,423	272,496	415,984	1,069,120
EQ/Capital Guardian Research†	32,224	526,956	991,819	—	—	1,550,999
EQ/Caywood-Scholl High Yield Bond†	146,764	62,793	21,700	—	—	231,257
EQ/Evergreen Omega	33,071	91,070	84,888	25,579	—	234,608
EQ/FI Mid Cap†	2,336	622,039	1,036,981	—	—	1,661,356
EQ/Franklin Small Cap Value†	—	58,929	71,672	—	—	130,601
EQ/JPMorgan Value Opportunities	—	—	—	98,825	248,506	347,331
EQ/Legg Mason Value Equity†	83,988	117,218	161,697	—	—	362,903
EQ/Lord Abbett Growth and Income†	91,295	134,994	145,834	—	—	372,123
EQ/Lord Abbett Large Cap Core†	107,918	114,938	92,648	—	—	315,504
EQ/Lord Abbett Mid Cap Value†	84,564	120,320	182,596	—	—	387,480
EQ/Marsico Focus†	377,886	1,701,514	3,153,976	—	—	5,233,376
EQ/Montag & Caldwell Growth†	—	—	7,505	—	—	7,505
EQ/Mutual Shares†	—	65,867	158,880	—	—	224,747
EQ/Oppenheimer Global†	—	63,288	345,977	—	—	409,265
EQ/Oppenheimer Main Street Opportunity†	—	63,541	96,077	—	—	159,618

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

Portfolios:	Amount Eligible through					Total Eligible for
	2008	2009	2010	2011	2012	Reimbursement
EQ/Oppenheimer Main Street Small Cap†	$—	$65,666	$205,016	$—	$—	$270,682
EQ/PIMCO Real Return†	331,851	776,946	340,134	—	—	1,448,931
EQ/T. Rowe Price Growth Stock†	—	70,566	146,409	—	—	216,975
EQ/Templeton Growth†	—	54,826	135,135	—	—	189,961
EQ/UBS Growth and Income†	85,522	165,722	247,986	—	—	499,230
EQ/Van Kampen Comstock†	71,997	121,881	160,436	—	—	354,314
EQ/Van Kampen Mid Cap Growth†	85,445	103,619	143,892	—	—	332,956
EQ/Van Kampen Real Estate†	—	—	170,517	—	—	170,517
MarketPLUS International Core†	354,344	658,474	442,276	—	—	1,455,094
MarketPLUS Large Cap Core	26,337	—	—	114,703	146,780	287,820
MarketPLUS Large Cap Growth	—	—	—	—	34,013	34,013
MarketPLUS Mid Cap Value	—	—	—	—	16,388	16,388

*	Prior to May 23, 2007, the Portfolio was eligible to reimburse the Manager for the prior five fiscal years.

The All Asset Allocation Portfolio invests in shares of other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable and exchange traded securities of other investment companies (“Underlying ETFs”). Therefore, the All Asset Allocation Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the Underlying ETFs and the investment return of the All Asset Allocation Portfolio is reduced by each Underlying Portfolio’s and each Underlying ETF’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with the All Asset Allocation Portfolio’s investments in Underlying Portfolios and Underlying ETFs is:

Portfolio:	Range of Expenses
All Asset Allocation	0.85% to 1.10%

Thus, the net expense ratio of the Class IB shares of the All Asset Allocation Portfolio, including the All Asset Allocation Portfolio’s direct and indirect expenses, would range from:

Portfolio:	Class IB
All Asset Allocation	1.20% to 1.45%

Absent the Expense Limitation Agreement of the All Asset Allocation Portfolio, the total expense ratio of the Class IB shares of the All Asset Allocation Portfolio would range from:

Portfolio:	Class IB
All Asset Allocation	1.40% to 1.65%

The EQ/Franklin Templeton Founding Strategy Portfolio invests exclusively in shares of Underlying Portfolios managed by AXA Equitable. Therefore, the EQ/Franklin Templeton Founding Strategy Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of the EQ/Franklin Templeton Founding Strategy Portfolio is reduced by each Underlying Portfolio’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with the EQ/Franklin Templeton Founding Strategy Portfolio’s investments in Underlying Portfolios is:

Portfolio:	Range of Expenses
EQ/Franklin Templeton Founding Strategy	0.95% to 1.20%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

Thus, the net expense ratio of the Class IA shares and Class IB shares of the EQ/Franklin Templeton Founding Strategy Portfolio, including the EQ/Franklin Templeton Founding Strategy Portfolio’s direct and indirect expenses, would range from:

Portfolio:	Class IA	Class IB
EQ/Franklin Templeton Founding Strategy	0.95% to 1.20%	1.20% to 1.45%

Absent the Expense Limitation Agreement of the EQ/Franklin Templeton Founding Strategy Portfolio, the total expense ratio of the Class IA shares and Class IB shares of the EQ/Franklin Templeton Founding Strategy Portfolio would range from:

Portfolio:	Class IA	Class IB
EQ/Franklin Templeton Founding Strategy	1.22% to 1.47%	1.47% to 1.72%

The EQ/International ETF Portfolio invests primarily in Underlying ETFs. Therefore, the EQ/International ETF Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying ETFs and the investment return of the EQ/International ETF Portfolio is reduced by each Underlying ETF’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with the EQ/International ETF Portfolio’s investments in Underlying ETFs is:

Portfolios:	Range of Expenses
EQ/International ETF	0.35% to 0.60%

Thus, the net expense ratio of the Class IA shares and Class IB shares of the EQ/International ETF Portfolio, including the EQ/International ETF Portfolio’s direct and indirect expenses, would range from:

Portfolios:	Class IA	Class IB
EQ/International ETF	0.75% to 1.00%	1.00% to 1.25%

Absent the Expense Limitation Agreement of the EQ/International ETF Portfolio, the total expense ratio of the Class IA shares and the Class IB shares of the EQ/International ETF Portfolio would range from:

Portfolios:	Class IA	Class IB
EQ/International ETF	1.85% to 2.10%	2.10% to 2.35%

The MarketPLUS Portfolios invest approximately 10% of net assets in shares of Underlying ETFs. Therefore, the MarketPLUS Portfolios, in addition to their own expenses such as management fees, bear their pro-rata share of the fees and expenses incurred by the Underlying ETFs and the investment returns of the MarketPLUS Portfolios are reduced by each Underlying ETFs’ expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with the MarketPLUS Portfolios’ investments in Underlying ETFs is:

Portfolios:	Range of Expenses
MarketPLUS International Core	0.00% to 0.25%
MarketPLUS Large Cap Core	0.00% to 0.25%
MarketPLUS Large Cap Growth	0.00% to 0.25%
MarketPLUS Mid Cap Value	0.00% to 0.25%

Thus, the net expense ratio of the Class IA shares and Class IB shares of the MarketPLUS Portfolios, including the MarketPLUS Portfolios’ direct and indirect expenses, would range from:

Portfolios:	Class IA	Class IB
MarketPLUS International Core	0.88% to 1.13%	1.13% to 1.38%
MarketPLUS Large Cap Core	0.70% to 0.95%	0.95% to 1.20%
MarketPLUS Large Cap Growth	0.73% to 0.98%	0.98% to 1.23%
MarketPLUS Mid Cap Value	0.79% to 1.04%	1.04% to 1.29%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

Absent the Expense Limitation Agreement of the MarketPLUS Portfolios, the total expense ratio of the Class IA shares and the Class IB shares of the MarketPLUS Portfolios would range from:

Portfolios:	Class IA	Class IB
MarketPLUS International Core	0.90% to 1.15%	1.15% to 1.40%
MarketPLUS Large Cap Core	0.75% to 1.00%	1.00% to 1.25%
MarketPLUS Large Cap Growth	0.74% to 0.99%	0.99% to 1.24%
MarketPLUS Mid Cap Value	0.79% to 1.04%	1.04% to 1.29%

Note 8 Trustees Deferred Compensation Plan

A deferred compensation plan (the “Deferred Compensation Plan”) for the benefit of the Independent Trustees has been adopted by the Trust. Under the Deferred Compensation Plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the Deferred Compensation Plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. At December 31, 2007, the total amount deferred by the Trustees participating in the Deferred Compensation Plan was $909,702 for all the Portfolios within the Trust.

Note 9 Percentage of Ownership by Affiliated Portfolios

Shares of some of the Portfolios are held by the All Asset Allocation Portfolio, EQ/Franklin Templeton Founding Strategy Portfolio, and the AXA Allocation Portfolios and Target Allocation Portfolios of the AXA Premier VIP Trust, an entity also advised by AXA Equitable. The following tables represent the percentage of ownership that the All Asset Allocation Portfolio, the EQ/Franklin Templeton Founding Strategy Portfolio, and each AXA Allocation Portfolio and Target Allocation Portfolio has in each respective underlying investment company’s net assets as of December 31, 2007.

Portfolios:	All Asset Allocation	EQ/ Franklin Templeton Strategy
EQ/AllianceBernstein Quality Bond	0.71%	—%
EQ/AllianceBernstein Value	0.28	—
EQ/AXA Rosenberg Value Long/Short Equity	9.87	—
EQ/BlackRock Basic Value Equity	0.80	—
EQ/BlackRock International Value	0.73	—
EQ/Davis New York	1.45	—
EQ/Evergreen International Bond	1.02	—
EQ/Franklin Income	—	27.72
EQ/Franklin Small Cap Value	5.04	—
EQ/GAMCO Mergers and Acquisitions	5.96	—
EQ/GAMCO Small Company Value	1.02	—
EQ/JPMorgan Core Bond	0.13	—
EQ/Long Term Bond	1.28	—
EQ/Marsico Focus	0.67	—
EQ/Mutual Shares	—	39.48
EQ/PIMCO Real Return	1.07	—
EQ/Short Duration Bond	0.82	—
EQ/Small Company Index	—	—
EQ/Templeton Growth	—	45.91

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

Portfolios:	All Asset Allocation	EQ/ Franklin Templeton Strategy
EQ/Van Kampen Emerging Markets Equity	0.50%	—%
EQ/Van Kampen Real Estate	1.96	—
MarketPLUS International Core	2.34	—
Multimanager Aggressive Equity	0.34	—
Multimanager Core Bond	0.54	—
Multimanager High Yield	0.22	—
Multimanager International Equity	0.31	—
Multimanager Large Cap Core Equity	1.99	—
Multimanager Large Cap Value	0.41	—
Multimanager Mid Cap Growth	0.38	—
Multimanager Mid Cap Value	0.66	—
Multimanager Small Cap Value	0.20	—

Portfolios:	AXA Conservative Allocation		AXA Conservative- Plus Allocation		AXA Moderate Allocation		AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/AllianceBernstein Quality Bond	0.40%		1.08%		47.69%		12.25%	1.82%
EQ/AllianceBernstein Value	0.35		1.14		6.62		11.73	4.58
EQ/BlackRock Basic Value Equity	0.41		1.49		21.34		27.76	9.10
EQ/BlackRock International Value	0.15		0.67		7.37		19.61	10.10
EQ/Davis New York	0.33		2.41		10.78		19.85	10.41
EQ/Evergreen International Bond	5.17		8.61		56.52		—	—
EQ/Franklin Small Cap Value	—		4.85		17.57		30.62	19.65
EQ/GAMCO Small Company Value	—		0.88		8.14		9.64	5.50
EQ/JPMorgan Core Bond	1.19		1.48		7.45		11.32	1.59
EQ/Long Term Bond	5.81		7.78		29.21		39.64	—
EQ/Marsico Focus	0.41		1.43		12.46		19.04	7.78
EQ/Money Market	—	#	—	#	—	#	—	—
EQ/PIMCO Real Return	3.27		5.64		21.02		20.82	2.85
EQ/Short Duration Bond	8.00		11.36		38.25		36.56	—
EQ/Small Company Index	—		—		—		8.82	—
EQ/Van Kampen Emerging Markets Equity	—		—		7.30		12.97	3.67
MarketPLUS International Core	0.25		1.11		12.16		17.63	4.17

#	Percentage of ownership is less than 0.005%.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation
EQ/International ETF	16.77%	25.47%	16.93%	13.24%
EQ/Bond Index	8.94	7.44	1.86	—
EQ/Equity 500 Index	0.10	0.16	0.11	0.08
EQ/Small Company Index	0.10	0.16	0.10	0.08
EQ/Van Kampen Emerging Markets Equity	0.02	0.03	0.02	0.02

Note 10 Character Adjustment

Subsequent to the close of the fiscal year ended December 31, 2006, the EQ/Capital Guardian Research Portfolio became aware of changes in the character of a distribution made by one of the Portfolio’s portfolio securities in the prior fiscal year. The components of net assets on the Statements of Assets and Liabilities reflect the following reclassifications related to this distribution:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain	Unrealized Appreciation
EQ/Capital Guardian Research	$(951,420)	$951,420	$—

These adjustments had no impact on the net assets of the Portfolios.

Note 11 New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to the Portfolios’ open tax years, generally the three preceding fiscal year ends. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Portfolios’ financial statements upon adoption. Management continually reviews the Portfolios’ tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations thereof.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – including an amendment of FASB Statement No. 115.”(“SFAS 159”), which is effective for fiscal years beginning after November 15, 2007. SFAS 159 permits entities to elect to measure certain financial assets and liabilities at fair value. The fair value option may be applied instrument by instrument, is irrevocable and is applied only to entire instruments and not to portions of instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management is currently evaluating the impact the adoption of SFAS 159 will have on the Portfolio’s financial statement disclosures.

Note 12 Substitution and Reorganization Transactions

After the close of business on November 3, 2006, the EQ/Lord Abbett Growth & Income Portfolio and the EQ/Lord Abbett Mid Cap Value Portfolio each received an in-kind transfer of securities from

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

affiliated portfolios in the amount of $70,770,956 and $74,600,037, respectively, in exchange for Class IA Shares of each respective Portfolio.

On or about May 25, 2007, the EQ/Capital Guardian International Portfolio converted to a multi-managed Portfolio and the name change to MarketPLUS International Core Portfolio. In addition, Capital Guardian Trust Company was replaced as the sub-adviser and AXA Equitable, Mellon, and Went-worth were added as sub-advisers.

On or about May 25, 2007, the EQ/MFS Investors Trust Portfolio converted to a multi-managed portfolio and the name changed to MarketPLUS Large Cap Core Portfolio. In addition, MFS Investment Management was replaced as the sub-adviser and AXA Equitable, Mellon, and Institutional Capital LLC were added as sub-advisers.

On or about May 25, 2007, the EQ/FI Mid Cap Value Portfolio converted to a multi-managed portfolio and the name changed to MarketPLUS Mid Cap Value Portfolio. In addition, Fidelity Management & Research Company was replaced as the sub-adviser and AXA Equitable, Mellon, and Wellington were added as sub-advisers.

On or about May 25, 2007, the EQ/MFS Emerging Growth Portfolio converted to a multi-managed portfolio and the name changed to MarketPLUS Large Cap Growth Portfolio. In addition, MFS Investment Management & Research Company was replaced as the sub-adviser and AXA Equitable, Mellon, and Marsico were added as sub-advisers.

After the close of business on May 25, 2007, the EQ/Small Company Growth Portfolio merged into Multimanager Small Cap Growth Portfolio of the AXA Premier VIP Trust.

After the close of business on May 25, 2007, the EQ/Small Company Value Portfolio merged into Multimanager Small Cap Value Portfolio of the AXA Premier VIP Trust.

On or about May 25, 2007, the EQ/Mercury Basic Value Equity Portfolio changed its name to EQ/BlackRock Basic Value Equity Portfolio.

On or about May 25, 2007, the EQ/Mercury International Value Portfolio changed its name to EQ/BlackRock International Value Portfolio.

After the close of business July 6, 2007, the EQ/TCW Equity Portfolio acquired the net assets of the EQ/Janus Large Cap Growth Portfolio pursuant to a Plan of Reorganization and Termination. For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange resulting in the EQ/TCW Equity Portfolio issuing 49,277 Class IA shares and 15,649,256 Class IB shares (valued at $1,145,616 and $363,177,199 respectively) in exchange for Class IA shares and Class IB shares of the EQ/Janus Large Cap Growth Portfolio. EQ/Janus Large Cap Growth Portfolio’s net assets at that date of $364,322,815, including $55,864,520 of unrealized appreciation, were combined with those of EQ/TCW Equity Portfolio. Also, the sub-adviser, TCW Investment Management Company was replaced by T. Rowe Price Associates, Inc. and the Portfolio’s name changed to EQ/T. Rowe Price Growth Stock Portfolio. Prior to the combination, the net assets of the Portfolio totaled $245,629,719. Immediately after the combination, the net assets of the Portfolio totaled $609,952,534.

After the close of business July 6, 2007, EQ/Capital Guardian Research Portfolio acquired the net assets of the EQ/Capital Guardian U.S. Equity Portfolio pursuant to a Plan of Reorganization and Termination. For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Capital Guardian Research Portfolio issuing 778,805 Class IA shares and 83,568,318 Class IB shares (valued at $11,748,768 and $1,260,059,081 respectively) in exchange for Class IA shares and Class IB shares of the EQ/Capital Guardian U.S. Equity Portfolio. EQ/Capital Guardian U.S. Equity Portfolio’s net assets at that date of $1,271,807,849, including $228,821,600 of unrealized appreciation, were combined with those of EQ/Capital Guardian Research Portfolio. Prior

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2007

to the combination, the net assets of the Portfolio totaled $1,072,297,822. Immediately after the combination, the net assets of the Portfolio totaled $2,344,105,671.

After the close of business on July 6, 2007, the net assets of the EQ/Wells Fargo Montgomery Small Cap Portfolio merged into Multimanager Small Cap Growth Portfolio of the AXA Premier VIP Trust.

On or about July 6, 2007, the EQ/Enterprise Moderate Allocation Portfolio changed its name to All Asset Allocation Portfolio.

After the close of business August 17, 2007, EQ/AllianceBernstein Value Portfolio acquired the net assets of the EQ/AllianceBernstein Growth & Income Portfolio pursuant to a Plan of Reorganization and Termination. For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange resulting in the EQ/AllianceBernstein Value Portfolio issuing 91,295,958 Class IA shares and 95,845,374 Class IB shares (valued at $1,488,517,275 and $1,559,197,003 respectively) in exchange for Class IA shares and Class IB shares of the EQ/AllianceBernstein Growth & Income Portfolio. EQ/AllianceBernstein Growth & Income Portfolio’s net assets at that date of $3,047,714,278, including $478,057,927 of unrealized appreciation, were combined with those of EQ/AllianceBernstein Value Portfolio. Prior to the combination, the net assets of the Portfolio totaled $4,602,226,100. Immediately after the combination, the net assets of the Portfolio totaled $7,649,940,378.

After the close of business on August 17, 2007, the EQ/Van Kampen Real Estate Portfolio received an in-kind transfer of securities from non-affiliated portfolios in the amount of $822,530,922, in exchange for Class IA Shares of the Portfolio.

Note 13 Payments by affiliated and unaffiliated service providers

During the year ended December 31, 2007, payments were made to the EQ/BlackRock International Value Portfolio and the EQ/Equity 500 Index Portfolio in connection with cash which remained under-invested for a period of time in these Portfolios. The EQ/BlackRock International Value Portfolio received payments from unaffiliated service providers totaling $10,000,000. The EQ/Equity 500 Index Portfolio received a payment from its Adviser in the amount of $1,583,804.

Note 14 Subsequent Events

On January 2, 2008, 5 new portfolios of the EQAT Trust were seeded with $200,000 each, split evenly between Class IA and Class IB shares. The new portfolios are:

Crossings Conservative Allocation Portfolio

Crossings Conservative-Plus Allocation Portfolio

Crossings Moderate Allocation Portfolio

Crossings Moderate-Plus Allocation Portfolio

Crossings Aggressive Allocation Portfolio

Effective May 1, 2008, the names of the following Portfolios will change as below.

Old Name	New Name
MarketPLUS International Core	EQ/International Core PLUS
MarketPLUS Large Cap Core	EQ/Large Cap Core PLUS
MarketPLUS Large Cap Growth	EQ/Large Cap Growth PLUS
MarketPLUS Mid Cap Value	EQ/Mid Cap Value PLUS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of EQ Advisors Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 59 portfolios constituting the EQ Advisors Trust (the “Trust”) at December 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 15, 2008

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2007 (UNAUDITED)

During the six-month period ended December 31, 2007, the Board of Trustees of EQ Advisors Trust (“Trust”), including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (“Independent Trustees”), unanimously approved or renewed, as applicable, the Investment Management Agreement with AXA Equitable (“Manager”) (the “Management Agreement”) and the Investment Advisory Agreement (each, an “Advisory Agreement” and together with the Management Agreement, the “Agreements”) with each investment sub-adviser (“Adviser”) as shown in the table below with respect to the Portfolio(s) listed.

Portfolios	Agreements Approved by the Trust’s Board of Trustees with respect to the Portfolio(s)

EQ/AllianceBernstein Common Stock

EQ/AllianceBernstein Intermediate Government Securities

EQ/AllianceBernstein International

EQ/AllianceBernstein Large Cap Growth

EQ/AllianceBernstein Quality Bond

EQ/AllianceBernstein Small Cap Growth

EQ/AllianceBernstein Value

EQ/Equity 500 Index

EQ/Small Company Index

Management Agreement with AXA Equitable Advisory Agreement with AllianceBernstein L.P.

EQ/Ariel Appreciation II	Management Agreement with AXA Equitable Advisory Agreement with Ariel Capital Management, LLC

EQ/BlackRock Basic Value Portfolio EQ/BlackRock International Value Portfolio	Management Agreement with AXA Equitable

EQ/Bond Index Portfolio	Management Agreement with AXA Equitable Advisory Agreement with Standish Mellon Asset Management Company LLC

EQ/Boston Advisors Equity Income	Management Agreement with AXA Equitable Advisory Agreement with Boston Advisors, LLC

EQ/Calvert Socially Responsible	Management Agreement with AXA Equitable Advisory Agreement with Calvert Asset Management Company, Inc. Advisory Agreement with Bridgeway Capital Management, Inc.

EQ/Capital Guardian Growth EQ/Capital Guardian Research	Management Agreement with AXA Equitable Advisory Agreement with Capital Guardian Trust Company

EQ/Caywood-Scholl High Yield Bond	Management Agreement with AXA Equitable Advisory Agreement with Caywood-Scholl Capital Management

EQ/Evergreen International Bond EQ/Evergreen Omega	Management Agreement with AXA Equitable Advisory Agreement with Evergreen Investment Management Company LLC

EQ/FI Mid Cap	Management Agreement with AXA Equitable Advisory Agreement with Fidelity Management & Research Company

Portfolios	Agreements Approved by the Trust’s Board of Trustees with respect to the Portfolio(s)
EQ/GAMCO Mergers and Acquisitions EQ/GAMCO Small Company Value	Management Agreement with AXA Equitable Advisory Agreement with GAMCO Asset Management, Inc.

EQ/Government Securities EQ/Long Term Bond EQ/Short Duration Bond	Management Agreement with AXA Equitable Advisory Agreement with BlackRock Financial Management, Inc.

EQ/International Growth	Management Agreement with AXA Equitable Advisory Agreement with MFS Investment Management

EQ/JPMorgan Core Bond EQ/JPMorgan Value Opportunities	Management Agreement with AXA Equitable Advisory Agreement with J. P. Morgan Investment Management Inc.

EQ/Legg Mason Value Equity	Management Agreement with AXA Equitable

EQ/Lord Abbett Growth and Income EQ/Lord Abbett Large Cap Core EQ/Lord Abbett Mid Cap Value	Management Agreement with AXA Equitable Advisory Agreement with Lord Abbett & Co., LLC

EQ/Marsico Focus	Management Agreement with AXA Equitable Advisory Agreement with Marsico Capital Management LLC

EQ/Money Market	Management Agreement with AXA Equitable Advisory Agreement with The Dreyfus Corporation

EQ/Montag & Caldwell Growth	Management Agreement with AXA Equitable Advisory Agreement with Montag & Caldwell, Inc.

EQ/PIMCO Real Return	Management Agreement with AXA Equitable Advisory Agreement with Pacific Investment Management Company, LLC

EQ/T. Rowe Price Growth Stock	Management Agreement with AXA Equitable

EQ/UBS Growth and Income	Management Agreement with AXA Equitable Advisory Agreement with UBS Global Asset Management (Americas) Inc.

EQ/Van Kampen Comstock EQ/Van Kampen Emerging Markets Equity EQ/Van Kampen Mid Cap Growth	Management Agreement with AXA Equitable Advisory Agreement with Morgan Stanley Investment Management Inc.

MarketPLUS International Core MarketPLUS Large Cap Core MarketPLUS Large Cap Growth MarketPLUS Mid Cap Value	Management Agreement with AXA Equitable

All Asset Allocation Portfolio	Management Agreement with AXA Equitable

Crossings Conservative Allocation Portfolio

Crossings Conservative-Plus Allocation Portfolio

Crossings Moderate Allocation Portfolio

Crossings Moderate-Plus Allocation Portfolio

Crossings Aggressive Allocation Portfolio

Management Agreement with AXA Equitable

In approving each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the affected Portfolio. The Board further considered factors it deemed relevant with respect to each Portfolio, including, as applicable: (1) the nature, quality and extent of the services provided to the Portfolio by the Manager, each Adviser and their respective affiliates; (2) the performance of the Portfolio (or in the case of a new Portfolio or a new Adviser, the performance of substantially similar accounts advised by the Manager or Adviser) as compared to a peer group and/or an appropriate benchmark; (3) the level of the Portfolio’s management and advisory fees; (4) the costs of the services provided and profits realized by the Manager and its affiliates from their relationship with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses; and (6) the “fall out” benefits realized by the Manager, each Adviser and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, each Adviser and their respective affiliates from their relationship with the Trust). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling.

In connection with its deliberations, the Board, among other things, received information, in advance of the meeting at which the approvals or renewals were made, from the Manager and each Adviser regarding the factors set forth above and met with senior representatives of the Manager to discuss the Agreements. The Board received, and primarily considered, the most current information available at the time of the meeting and also took into account the totality of the performance, fee, expense and other information regarding each Portfolio provided to them on a periodic basis throughout the year. The Independent Trustees were assisted by independent counsel during their deliberations and received materials discussing the legal standards applicable to their consideration of the Agreements.

The Board, in examining the nature, extent and quality of the services provided by the Manager and each Adviser to each Portfolio, considered the Manager’s and each Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios similar to the Portfolio(s) it advises. The Board noted the responsibilities of the Manager to the Trust and each Portfolio. In particular, the Board considered that the Manager is responsible for the search, selection and monitoring of the Advisers, the selection of investments for the Portfolios (or portions thereof) that it manages directly, oversight of the selection of investments for the Portfolios, oversight of compliance with the Portfolios’ policies and objectives, as well as oversight of the Portfolios’ compliance with applicable law, review of brokerage matters and implementation of Board directives as they relate to the Portfolios. In addition, the Board reviewed requested information regarding the Manager’s process for selecting and monitoring Advisers and its process for making investment decisions for the Portfolios (or portions thereof) that it manages directly as well as the backgrounds of the personnel who perform those functions with respect to the Portfolios.

The Board also noted the responsibilities of each Adviser to the Portfolio(s) it advises. In particular, the Board considered that each Adviser is responsible for making investment decisions on behalf of the Portfolio(s) (or portion(s) thereof) it advises, placing all orders for the purchase and sale of investments for each of the Portfolio(s) (or portion(s) thereof) it advises with brokers or dealers and performing related administrative functions. In addition, the Board reviewed requested information regarding, among other things, each Adviser’s investment process and the background of each portfolio manager of each Adviser who provides services to the Portfolios.

As discussed further below with respect to each Portfolio, the Board also received and considered information regarding the short-, intermediate- and long-term performance of each Portfolio over multiple periods on both an absolute basis and relative to its primary benchmark and peer group (with the first quartile being the best performers and the fourth quartile being the worst performers). The Board generally considered long-term performance to be more important in its evaluation than short-term performance.

The Board also reviewed the fees payable under each Agreement. The Board examined the management fees paid by each Portfolio in light of fees charged by the Manager to similar portfolios it manages and similar portfolios that serve as underlying funds for variable insurance products that are advised by other investment advisers. The Board also considered the quality and level of services provided and the Manager’s responsibilities to each Portfolio. In connection with the Agreements that were being considered for annual renewal, the Board also considered a report provided by Lipper Inc., an independent third party company, containing information regarding the management fee (including the administration fee) and the total expense ratios for each Portfolio relative to the median and average management fees and expense ratios of its peer group. The Board also took into account management’s discussion of the Portfolios’ expenses. The Board also considered that the management fee structure for each Portfolio (except for the EQ/Small Company Index, the EQ/Equity 500 Index, the EQ/Bond Index, the All Asset Allocation and the Crossings Portfolios) has breakpoints that provide a reduction of the applicable advisory fee rate as assets increase. The Board further considered that the Manager had undertaken contractual expense limitations with respect to certain Portfolios, which are subject to renewal by the Board and the Manager on an annual basis. In addition, the Board evaluated the Manager’s costs and profitability in providing services to the Portfolios, including the costs associated with the research and investment processes, personnel, systems and infrastructure necessary to perform its functions. The Board noted that the Manager pays the advisory fees out of the management fees the Manager received from the Portfolios and in addition, with respect to the unaffiliated Advisers, that such fees are negotiated at arms-length. The Board determined that the Manager’s management fee and profitability and each Portfolio’s overall expense ratios generally were more significant to the Board’s evaluation of the fees and expenses paid by the Portfolios than each Adviser’s costs and profitability. The Board also examined the advisory fees paid with respect to each Portfolio in light of the fees paid by similar portfolios advised by each Adviser.

As part of its evaluation of the Manager’s and each Adviser’s compensation, the Board considered other benefits that may be realized by the Manager, the Adviser and their respective affiliates from their relationship with the Trust. In this connection, the Board noted, among other things, that the Manager also serves as the administrator for the Portfolios, receiving compensation for acting in this capacity. In addition, the Board recognized that two of the Manager’s affiliates, AllianceBernstein, L.P. and AXA Rosen-berg Investment Management, LLC, serve as Advisers to certain Portfolios and, as such, receive advisory fees that are paid by the Manager out of the fees that it earns from the Trust. The Board also recognized that AXA Advisors LLC and AXA Distributors LLC, which are also affiliated with the Manager, serve as the underwriters for the Trust, and, as such, receive payments pursuant to Rule 12b-1 plans from the Portfolios with respect to their Class IB shares to compensate them for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and from time to time may receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also noted that the Manager, as the depositor of insurance company separate accounts investing in the Portfolios, receives certain tax benefits associated with such investments.

With respect to the Advisers, the Board noted that each Adviser, through its relationship as an Adviser to its Portfolio(s), may engage in soft dollar transactions. The Board received information regarding each Adviser’s procedures for executing portfolio transactions for its Portfolio(s) and each Adviser’s policies and procedures for the selection of brokers and dealers and for obtaining research from those brokers and dealers. In addition, the Board considered that each Adviser may be affiliated with registered broker-dealers, who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. Finally, the Board recognized that affiliates of the Advisers may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager or its affiliates and that the proceeds of those sales may be invested in the Portfolios.

The Board also considered conflicts of interest that may arise between the Trust and the Manager and the Advisers in connection with the services provided to the Trust and the various relationships that the Advisers and their affiliates may have with the Trust. For example, actual or potential conflicts of interest may arise as a result of an Adviser having responsibility for multiple accounts (including the Portfolio(s) it advises), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across accounts and incentive to allocate opportunities to an account where the Adviser has a greater financial incentive, such as a performance fee account. In this connection, the Board also took into consideration the manner in which such conflicts are addressed by the Manager and the Advisers.

Based on these considerations, the Board was satisfied, with respect to each Portfolio, that the Portfolio was reasonably likely to benefit from the nature, extent and quality of the Manager’s and each Adviser’s services. The Board also reached the determinations described below with respect to the Manager’s and each Adviser’s compensation for providing services to the applicable Portfolios and the performance of each Portfolio. Based on the foregoing, the information described below and the more detailed information provided at the relevant meeting, the Board, including the Independent Trustees, unanimously approved or renewed, as applicable, each Agreement with respect to the relevant Portfolio(s).

EQ/AllianceBernstein Common Stock Portfolio

The Board considered, among other things, that the Portfolio’s management fee and the expense ratios for the Portfolio’s Class IA and Class IB shares are lower than the respective median management fee and expense ratio for the Portfolio’s peer group. The Board also considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the five-year period ended May 31, 2007, but was in the fourth quartile for the one- and three-year periods ended on that date. In addition, the Board considered that the Portfolio outperformed its primary benchmark for the five-year period ended May 31, 2007 and generally had comparable performance for the ten-year period ended on that date, but underperformed its benchmark for the one- and three-year periods ended on that date. The Board and the Manager discussed actions to be taken to improve the Portfolio’s short-term performance. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the Portfolio’s long-term performance relative to its benchmark and peer group and with the actions to be taken to improve the Portfolio’s overall performance.

EQ/AllianceBernstein Intermediate Government Securities Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2007, and that the Portfolio underperformed its primary benchmark for the one-, three-, five- and ten-year periods ended May 31, 2007. The Board noted that the difference between the portfolios that comprise each quartile of the peer group tends to be relatively small given the portfolios’ focus on fixed income securities and that the Portfolio’s performance generally was comparable to that of its benchmark, but discussed with the Manager actions to be taken to strengthen the Portfolio’s performance. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the actions to be taken to strengthen the Portfolio’s performance.

EQ/AllianceBernstein International Portfolio

The Board considered, among other things, that the Portfolio’s management fee is slightly higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is slightly higher than, the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the three-and five-year periods ended May 31, 2007 and was in the third quartile for the one-year period ended on that date. The Board also considered that the Portfolio underperformed its primary benchmark for the one-, three-, five- and ten-year periods ended May 31, 2007, but that the Portfolio’s performance for the three- and five-year periods ended on that date generally was comparable to that of the benchmark. The Board and the Manager discussed actions to be taken to improve the Portfolio’s performance relative to its benchmark. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the performance of the Portfolio relative to its peer group and with the actions to be taken to strengthen the Portfolio’s overall performance.

EQ/AllianceBernstein Large Cap Growth Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the three- and five-year periods ended May 31, 2007, and was in the fourth quartile for the one-year period ended on that date. The Board also considered that the Portfolio underperformed its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2007, but that the Portfolio’s performance for the three-year period ended on that date generally was comparable to that of the benchmark. The Board noted that the Adviser had taken action to improve the Portfolio’s performance by re-structuring its portfolio management team, but that the new team had been managing the Portfolio for a relatively short period of time. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the actions taken to improve the Portfolio’s performance relative to its peer group and benchmark.

EQ/AllianceBernstein Quality Bond Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2007, and was in the fourth quartile for the five-year period ended on that date. The Board also considered that the Portfolio underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2007. The Board noted that the difference between the portfolios that comprise each quartile of the peer group tends to be relatively small given the portfolios’ focus on fixed income securities and that the Portfolio’s performance generally was comparable to that of its benchmark, but discussed with the Manager actions to be taken to strengthen the Portfolio’s performance. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the actions to be taken to improve the Portfolio’s performance relative to its peer group and benchmark.

EQ/AllianceBernstein Small Cap Growth Portfolio

The Board considered, among other things, that the Portfolio’s management fee and the expense ratios for the Portfolio’s Class IA and Class IB shares are lower than the respective median management fee and expense ratio for the Portfolio’s peer group. The Board also considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the three- and five-year periods ended May 31, 2007, but was in the third quartile for the one-year period ended on that date. In addition, the Board considered that the Portfolio outperformed its benchmark for the three-year period ended May 31, 2007 and had comparable performance to that of the benchmark for the ten-year period ended on that date, but underperformed its benchmark for the one- and five-year periods ended on that date. The Board took into account management’s discussion of the Fund’s most recent performance. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark.

EQ/AllianceBernstein Value Portfolio

The Board considered, among other things, that the Portfolio’s management fee is equal to the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is slightly higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2007. In addition, the Board considered that the Portfolio underperformed its primary benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2007, but that the Portfolio’s performance generally was comparable to that of its benchmark for the one-year and since inception periods ended on that date. The Board and the Manager discussed actions to be taken to improve the Portfolio’s performance relative to its benchmark. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and with the actions to be taken to strengthen the Portfolio’s performance relative to its benchmark.

EQ/Equity 500 Index Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is slightly lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2007. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2007. The Board noted, however, that the Portfolio’s performance was consistent with its investment objective of seeking to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the index. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied that the performance of the Portfolio has been reasonable in relation to the performance of its benchmark and peer group.

EQ/Small Company Index Portfolio

The Board considered, among other things, that the Portfolio’s management fee is lower than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is above the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2007. The Board also considered that the Portfolio underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2007, but that the Portfolio’s performance was consistent with its investment objective of seeking to seeking to replicate as closely as possible before expenses the total return of the Russell 2000 Index. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied that the performance of the Portfolio has been reasonable in relation to the performance of its benchmark and peer group.

EQ/Ariel Appreciation II Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2007. In addition, the Board considered that the Portfolio underperformed its primary benchmark for the one-year and since inception periods ended May 31, 2007. The Board also noted that the Portfolio commenced operations on October 3, 2005 and therefore had a relatively short operating history on which to evaluate performance, but that the long-term performance of the Adviser’s comparable fund generally has been reasonable relative to its benchmark. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the Portfolio’s performance given the Portfolio’s relatively short operating history and its favorable performance relative to its peer group.

EQ/BlackRock Basic Value Equity Portfolio

The Board considered, among other things, that the Portfolio’s management fee is lower than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is approximately equal to, but higher than, the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the one-year period ended May 31, 2007, and was in the third quartile for the five-year period and in the fourth quartile for the three-year period ended the same date. The Board also considered that the Portfolio outperformed its primary benchmark for the ten-year period ended May 31, 2007, and generally had comparable performance to that of its benchmark for the one-year period ended on that date, but underperformed its benchmark for the three- and five-year periods ended on that date. The Board and the Manager discussed actions to be taken to improve the Portfolio’s overall performance. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the long-term performance of the Portfolio relative to its benchmark and with the actions to be taken to strengthen the Portfolio’s overall performance relative to its peer group and benchmark.

EQ/BlackRock International Value Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the three- and five-year periods ended May 31, 2007, and was in the fourth quartile for the one-year period ended on that date. The Board also considered that the Portfolio outperformed its primary benchmark for the ten-year period ended May 31, 2007, but underperformed its benchmark for the one-, three- and five-year periods ended on that date. The Board and the Manager discussed actions to be taken to improve the Portfolio’s overall performance relative to its peer group and benchmark. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the long-term performance of the Portfolio relative to its benchmark and with the actions to be taken to strengthen the Portfolio’s overall performance relative to its peer group and benchmark.

EQ/Bond Index Portfolio

The Board considered, among other things, that the Portfolio’s management fee is lower than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the one-year period ended May 31, 2007, but that the Portfolio underperformed its primary benchmark for the one-, three-, five- and ten-year periods ended May 31, 2007. The Board noted that the Manager had taken action to improve the Portfolio’s performance through the appointment of the current Adviser to the Portfolio and by converting the Portfolio to an index portfolio on August 25, 2006 and that, although these changes have been in effect for a relatively short period of time, the performance of the Portfolio generally had improved as a result. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the actions taken to improve the Portfolio’s performance.

EQ/Boston Advisors Equity Income Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the five-year period ended May 31, 2007, and was in the third quartile for the three-year and fourth quartile for the one-year periods ended on that date. The Board also considered that the Portfolio underperformed its primary benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2007. The Board noted that management of the Adviser recently had entered into a strategic transaction to purchase a substantial portion of the company from its former owners and had committed to improving overall performance. The Board noted that, although the new organization had been in effect for a relatively short period of time, the performance of the Portfolio generally had improved. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the Portfolio’s long-term performance relative to its peer group and with the actions taken to improve the Portfolio’s overall performance relative to its peer group and benchmark.

EQ/Calvert Socially Responsible Portfolio

The Board considered, among other things, that the Portfolio’s management fee is lower than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2007. The Board also considered that the Portfolio outperformed its primary benchmark for the period from the date the Portfolio commenced operations through May 31, 2007, but underperformed its benchmark for the one-, three- and five-year periods ended on that date. The Board also considered that the Manager had taken steps to strengthen the Portfolio’s performance through the appointment of a new Adviser as an additional Adviser to the Portfolio on June 13, 2005 and that, although the new Adviser has been advising the Portfolio for a relatively short period of time, the performance of the Portfolio gener-

ally had improved as a result of this change. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the long-term performance of the Portfolio relative to its benchmark and with the actions taken to improve the performance of the Portfolio relative to its peer group and benchmark.

EQ/Capital Guardian Growth Portfolio

The Board considered, among other things, that the Portfolio’s management fee is slightly lower than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio of the Portfolio’s Class IA shares is slightly lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio of the Portfolio’s Class IB shares is slightly higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2007. The Board also considered that the performance of the Portfolio for the ten-year period ended May 31, 2007 generally was comparable to that of its primary benchmark, but that the Portfolio underperformed its benchmark for the one-, three- and five-year periods ended on that date. The Board also considered that the Manager had taken steps to strengthen the Portfolio’s performance through the appointment of the current Adviser in December 2004 and that, although the current Adviser has been advising the Portfolio for a relatively short period of time, the performance of the Portfolio generally had improved as a result of this change. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the long-term performance of the Portfolio relative to its benchmark and with the Manager’s and the Adviser’s efforts to strengthen the Portfolio’s overall performance relative to its peer group and benchmark.

EQ/Capital Guardian Research Portfolio

The Board considered, among other things, that the Portfolio’s management fee is slightly higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is slightly higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the five-year period ended May 31, 2007, and was in the fourth quartile for the one- and three-year periods ended on that date. The Board also considered that the Portfolio outperformed its primary benchmark for the period from the date the Portfolio commenced operations through May 31, 2007 and had comparable performance to that of its benchmark for the five-year period ended on that date, but had underperformed its benchmark for the one- and three-year periods ended on that date. The Board and the Manager discussed actions to be taken to improve the Portfolio’s performance relative to its peer group. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the long-term performance of the Portfolio relative to its benchmark and with the actions to be taken to improve the Portfolio’s performance relative to its peer group.

EQ/Caywood-Scholl High Yield Bond Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the Portfolio’s peer group (Class IB shares are the only shares available for investment). In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the five-year period ended May 31, 2007, and was in the fourth quartile for the one- and three-year periods ended the same date. The Board also considered that the Portfolio generally had comparable performance to that of its primary benchmark for the ten-year period ended May 31, 2007, but underperformed its benchmark for the one-, three- and five-year periods ended on that date. The Board and the Manager discussed the reasons for the Portfolio’s underperformance and actions to be taken to improve overall performance. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the long-term performance of the Portfolio relative to its benchmark and with the actions to be taken to strengthen the Portfolio’s overall performance relative to its peer group and benchmark.

EQ/Evergreen International Bond Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio of the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is slightly higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio was in the fourth quartile relative to its peer group for the one-year period ended May 31, 2007. The Board also considered that the Portfolio underperformed its primary benchmark for the one-year and since inception periods ended May 31, 2007. The Board also considered that the Portfolio commenced operations on October 3, 2005 and therefore had a relatively short operating history on which to evaluate performance, but that the long-term performance of the Adviser’s comparable accounts generally has been reasonable in relation to their benchmark. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board also determined that the Portfolio’s performance was acceptable given the Portfolio’s relatively short operating history.

EQ/Evergreen Omega Portfolio

The Board considered, among other things, that the Portfolio’s management fee is slightly higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is slightly higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one- and five-year periods ended May 31, 2007, and was in the fourth quartile for the three-year period ended on that date. The Board also considered that the Portfolio outperformed its primary benchmark for the five-year and since inception periods ended May 31, 2007, but underperformed its benchmark for the one- and three-year periods ended on that date. The Board and the Manager discussed actions to be taken to improve the Portfolio’s performance relative to its peer group. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the Portfolio’s long-term performance relative to its benchmark and with the actions to be taken to improve the Portfolio’s performance relative to its peer group.

EQ/FI Mid Cap Portfolio

The Board considered, among other things, that the Portfolio’s management fee is approximately equal to, but higher than, the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is approximately equal to, but higher than, the median expense ratio for the Portfolio’s peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one- and five-year periods ended May 31, 2007, but was in the fourth quartile for the three-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-year period ended May 31, 2007 and had comparable performance to that of its benchmark for the five-year period ended on that date, but underperformed its benchmark for the three-year and since inception periods ended on that date. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board also was generally satisfied with the performance of the Portfolio relative to its peer group and benchmark.

EQ/GAMCO Mergers and Acquisitions Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IB shares is equal to the median expense ratio for its peer group (Class IB shares are the only shares available for investment). In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2007. The Board also considered that the Portfolio underperformed its benchmark for the one-year, three-year and since inception periods ended May 31, 2007 and discussed with the Manager actions to be taken to enhance the Portfolio’s performance relative to its benchmark. The Board factored into its evaluation of the Portfolio’s performance that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the Portfolio’s performance given its investment objective and strategies.

EQ/GAMCO Small Company Value Portfolio

The Board considered, among other things, that the Portfolio’s management fee and the expense ratio for the Portfolio’s Class IB shares (Class IB shares are the only shares available for investment) are slightly higher than the respective median management fee and expense ratio for the Portfolio’s peer group. The Board also considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2007. In addition, the Board considered that the Portfolio outperformed its benchmark for the one- and ten-year periods ended May 31, 2007, and had comparable performance to that of its benchmark for the three- and five-year periods ended on that date. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the performance of the Portfolio relative to its peer group and benchmark.

EQ/Government Securities Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares (Class IA shares are the only shares available for investment) is lower than the median expense ratio for the Portfolio’s peer group. In addition, the Board considered that the performance of the Class IA shares of the Portfolio was in the third quartile relative to its Lipper peer group for the five-year period ended May 31, 2007, and was in the fourth quartile for the one- and three-year periods ended on that date. The Board also considered that the Portfolio underperformed its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2007. The Board noted that the difference between the portfolios that comprise each quartile of the peer group tends to be relatively small given the portfolios’ focus on fixed income securities. The Board also noted that the Manager had taken action to strengthen the Portfolio’s performance through the appointment of the current Adviser on October 1, 2006 and that the current Adviser has been advising the Portfolio for a relatively short period of time. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the actions taken to strengthen the Portfolio’s performance.

EQ/Long Term Bond Portfolio

The Board considered, among other things, that the Portfolio’s management fee is slightly higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. The Board also considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the one-year period ended May 31, 2007, and was in the second quartile for the three- and five-year periods ended on that date. In addition, the Board considered that the Portfolio underperformed its primary benchmark for the one-, three-, five- and ten-year periods ended May 31, 2007 and discussed with the Manager actions to be taken to improve the Portfolio’s performance relative to its benchmark. The Board also noted that the Manager had taken action to strengthen the Portfolio’s performance through the appointment of the current Adviser on October 1, 2006 and that the Adviser had been advising the Portfolio for a relatively short period of time. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and with the actions taken by the Manager to strengthen the Portfolio’s performance relative to its benchmark.

EQ/Short Duration Bond Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio of the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2007. The Board also considered that the Portfolio underperformed its benchmark for the one-year, three-year and since inception periods ended May 31, 2007. The Board noted that the Manager had taken action to improve the Portfolio’s performance through the appointment of the current Adviser on October 1, 2006 and that the current Adviser has been advising the Portfolio for a relatively short period of time. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the actions taken to strengthen the Portfolio’s performance.

EQ/JPMorgan Core Bond Portfolio

The Board considered, among other things, that the Portfolio’s management fee is lower than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2007, but was in the third quartile for the five-year period ended on that date. The Board also considered that the Portfolio underperformed its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2007 and discussed actions to be taken by the Manager to improve the Portfolio’s performance relative to its benchmark. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the performance of the Portfolio relative to its peer group and with the actions to be taken to strengthen the Portfolio’s performance relative to its benchmark.

EQ/JPMorgan Value Opportunities Portfolio

The Board considered, among other things, that the Portfolio’s management fee is lower than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is slightly higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the one-year period ended May 31, 2007 and was in the second quartile for the three-year period ended on that date, but was in the third quartile for the five-year period ended on that date. The Board also considered that the Portfolio outperformed its primary benchmark for the one-year period ended May 31, 2007, but underperformed its benchmark for the three-, five- and ten-year periods ended on that date. The Board also noted that the Manager had taken action to improve the Portfolio’s performance through the appointment of the current Adviser on December 13, 2004 and that, although the Adviser has been advising the Portfolio for a relatively short period of time, the performance of the Portfolio generally had improved as a result of that change. Based on its review, the Board was satisfied that the Manager’s compensation, including any direct and indirect benefits derived by the Manager and its affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark since the appointment of the current Adviser and with the actions taken by the Manager to strengthen the Portfolio’s performance.

EQ/Legg Mason Value Equity Portfolio

The Board considered, among other things, that the Portfolio’s management fee is slightly higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is slightly higher than the median expense ratio for its peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the one-year period ended May 31, 2007, but that the Portfolio had underperformed its primary benchmark for the one-year and since inception periods ended on that date. The Board noted that the Portfolio had commenced operations on October 3, 2005 and therefore had a relatively short operating history on which to evaluate performance, but that the long-term performance of the Adviser’s comparable fund generally has been reasonable relative to its benchmark. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the Portfolio’s performance given the Portfolio’s relatively short operating history and its favorable performance relative to its peer group.

EQ/Lord Abbett Growth and Income Portfolio

The Board considered, among other things, that the Portfolio’s management fee is slightly higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio of the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2007, and that the Portfolio had underperformed its primary benchmark for the one-year and since inception periods ended on that date. The Board noted that the Portfolio had commenced operations on April 29, 2005 and therefore had a relatively short operating history on which to evaluate performance, and that the long-term performance of the Adviser’s comparable accounts generally has been reasonable relative to their benchmark. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board also determined that the Portfolio’s performance was acceptable given its relatively short operating history.

EQ/Lord Abbett Large Cap Core Portfolio

The Board considered, among other things, that the Portfolio’s management fee is approximately equal to the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2007, and that the Portfolio had underperformed its primary benchmark for the one-year and since inception periods ended on that date. The Board noted that the Portfolio had commenced operations on April 29, 2005 and therefore had a relatively short operating history on which to evaluate performance, and that the long-term performance of the Adviser’s comparable accounts generally has been reasonable relative to their benchmark. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board also determined that the Portfolio’s performance was acceptable given its relatively short operating history.

EQ/Lord Abbett Mid Cap Value Portfolio

The Board considered, among other things, that the Portfolio’s management fee is equal to the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is slightly higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2007, but that the Portfolio had underperformed its primary benchmark for the one-year and since inception periods ended on that date. The Board noted that the Portfolio had commenced operations on April 29, 2005 and therefore had a relatively short operating history on which to evaluate performance, and that the long-term performance of the Adviser’s comparable accounts generally has been reasonable relative to their benchmark. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the Portfolio’s performance given its favorable performance relative to its peer group and its relatively short operating history.

EQ/Marsico Focus Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is approximately equal to, but lower than, the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the three- and five-year periods ended May 31, 2007, but was in the fourth quartile for the one-year period ended on that date. The Board also considered that the Portfolio outperformed its primary benchmark for the three-year, five-year and since inception periods ended May 31, 2007, but underperformed its benchmark for the one-year period ended on that date. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the performance of the Portfolio relative to its peer group and benchmark.

EQ/International Growth Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IB shares (Class IB shares are the only shares available for investment) is higher than the median expense ratio for the Portfolio’s peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2007, but was in the fourth quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio outperformed its primary benchmark for the one-year period ended May 31, 2007, but underperformed its benchmark for the three-, five- and ten-year periods ended on that date. The Board also considered that the Manager had taken action to improve the Portfolio’s performance through the appointment of the current Adviser to advise the Portfolio on July 25, 2005 and that, although the current Adviser has advised the Portfolio for a relatively short period of time, the Portfolio’s performance generally had improved as a result of this change. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark since the appointment of the current Adviser and with the actions taken by the Manager to strengthen the Portfolio’s performance.

EQ/Money Market Portfolio

The Board considered, among other things, that the Portfolio’s management fee is approximately equal to, but higher than, the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2007, and that the Portfolio underperformed its primary benchmark for the one-, three-, five- and ten-year periods ended on that date. The Board noted that the Manager had taken action to improve the Portfolio’s performance though the appointment of the current Adviser to advise the Portfolio on June 10, 2005 and that, although the current Adviser has advised the Portfolio for a relatively short period of time, the Portfolio’s performance generally had improved. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the actions taken to strengthen the Portfolio’s performance.

EQ/Montag & Caldwell Growth Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2007, and was in the fourth quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio outperformed its primary benchmark for the ten-year period ended May 31, 2007, but underperformed its benchmark for the one-, three- and five-year periods ended on that date. The Board and the Manager also discussed actions to be taken to improve the Portfolio’s performance. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the Portfolio’s long-term performance relative to its benchmark and with the actions to be taken to strengthen the Portfolio’s overall performance.

EQ/PIMCO Real Return Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is approximately equal to, but lower than, the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the five-year period ended May 31, 2007, but was in the fourth quartile for the one- and three-year periods ended on that date. The Board also considered that the Portfolio underperformed its primary benchmark for the one-, three-and five-year periods ended May 31, 2007. The Board also noted that the Manager had taken actions to strengthen the Portfolio’s performance by implementing certain changes to the Portfolio’s investment strategies and by appointing the current Adviser to advise the Portfolio on May 1, 2005, but that these changes had been in place for a relatively short period of time. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the actions taken to improve the Portfolio’s performance relative to its benchmark and peer group.

EQ/T. Rowe Price Growth Stock

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the five-year period ended May 31, 2007, but was in the fourth quartile for the one- and three-year periods ended on that date. The Board also considered that the Portfolio outperformed its primary benchmark for the five-year period ended May 31, 2007, but underperformed its benchmark for the one-, three- and ten-year periods ended on that date. The Board noted that the Manager had taken action to improve the Portfolio’s performance though the appointment of the current Adviser to advise the Portfolio in July 2007, but that the current Adviser has been advising the Portfolio for a very short period of time. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the actions taken to strengthen the Portfolio’s performance.

EQ/UBS Growth and Income Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IB shares (Class IB shares are the only shares offered for investment) is higher than the median expense ratio for the Portfolio’s peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2007. The Board also considered that the Portfolio outperformed its primary benchmark for the one-year, three-year and since inception periods ended May 31, 2007, but underperformed its benchmark for the five-year period ended on that date. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its benchmark and peer group.

EQ/Van Kampen Comstock Portfolio

The Board considered, among other things, that the Portfolio’s management fee is approximately equal to, but is higher than, the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the median expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2007, and that the Portfolio underperformed its primary benchmark for the one-year and since inception periods ended on that date. The Board noted that the Portfolio had commenced operations on April 29, 2005 and therefore had a relatively short operating history on which to evaluate performance, and that the long-term performance of the Adviser’s comparable accounts generally has been reasonable relative to their benchmark. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board also determined that the Portfolio’s performance was acceptable given its relatively short operating history.

EQ/Van Kampen Emerging Markets Equity Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is slightly lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is higher than the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper per group for the one-year period ended May 31, 2007, and was in the second quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio outperformed its primary benchmark for the one- and three-year periods ended May 31, 2007, but underperformed its benchmark for the five- and ten-year periods ended on that date. The Board also noted that the Manager and the Adviser had taken actions to strengthen the Portfolio’s performance by restructuring the Portfolio’s portfolio management team and that, although these changes have been in place for a relatively short period of time, the Portfolio’s performance generally had improved as a result. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark since the re-structuring of the Portfolio’s portfolio management team and with the actions taken by the Manager to strengthen the Portfolio’s performance.

EQ/Van Kampen Mid Cap Growth Portfolio

The Board considered, among other things, that the Portfolio’s management fee is approximately equal to, but lower than, the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is approximately equal to, but higher than, the median expense ratio for the peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2007, and that the Portfolio had outperformed its primary benchmark for the one-year and since inception periods ended on that date. The Board noted that the Portfolio had commenced operations on April 29, 2005 and therefore had a relatively short operating history on which to evaluate performance, but that the long-term performance of the Adviser’s comparable accounts generally has been reasonable relative to their benchmark. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the Portfolio’s performance given the Portfolio’s relatively short operating history and its favorable performance relative to its peer group and benchmark.

MarketPLUS International Core

The Board noted that comparative fee information was based on data from the end of the most recent calendar year. The Board considered that, since the end of the most recent calendar year, the Portfolio’s management fee and expense ratio were reduced in connection with a portfolio restructuring and renaming. The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratios for the Portfolio’s Class IA shares are lower than and Class IB shares are higher than the median expense ratio for the Portfolio’s peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the five-year period ended May 31, 2007, and was in the fourth quartile for the one- and three-year periods ended on that date. The Board also considered that the Portfolio underperformed its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2007. The Board also noted that the Manager had taken actions to improve the Portfolio’s performance by implementing certain changes to the Portfolio in May 2007, including changing certain investment strategies for the Portfolio, reducing the Portfolio’s management fee, converting the Portfolio to a multi-adviser portfolio and appointing the current Advisers to advise portions thereof and assuming direct management responsibility for a portion of the Portfolio’s assets. Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the actions taken to strengthen the Portfolio’s performance.

MarketPLUS Large Cap Core

The Board noted that comparative fee information was based on data from the end of the most recent calendar year. The Board considered that, since the end of the most recent calendar year, the Portfolio’s management fee and expense ratio were reduced in connection with a portfolio restructuring and renaming. The Board considered, among other things, that the Portfolio’s management fee is lower than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratios for the Portfolio’s Class IA shares are lower than and Class IB shares are higher than the median expense ratio for the Portfolio’s peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the three-year period ended May 31, 2007, but was in the third quartile for the one- and five-year periods ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the three-year period ended May 31, 2007, but underperformed its benchmark for the one-year, five-year and since inception periods ended on that date. The Board also noted that the Manager had taken actions to improve the Portfolio’s performance by implementing certain changes to the Portfolio in May 2007, including changing certain investment strategies for the Portfolio, reducing the Portfolio’s management fee, converting the Portfolio to a multi-adviser portfolio and appointing the current Advisers to advise portions thereof and assuming direct management responsibility for a portion of the Portfolio’s assets. Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the actions taken to strengthen the Portfolio’s performance.

MarketPLUS Large Cap Growth

The Board noted that comparative fee information was based on data from the end of the most recent calendar year. The Board considered that, since the end of the most recent calendar year, the Portfolio’s management fee and expense ratio were reduced in connection with a portfolio restructuring and renaming. The Board considered, among other things, that the Portfolio’s management fee is lower than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratios for the Portfolio’s Class IA shares are lower than and Class IB shares are higher than the median expense ratio for the Portfolio’s peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2007, but was in the fourth quartile for the five-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2007. The Board also noted that the Manager had taken actions to address the Portfolio’s historical underperformance by implementing certain changes to the Portfolio in May 2007, including changing certain investment strategies for the Portfolio, reducing the Portfolio’s management fee, converting the Portfolio to a multi-adviser portfolio and appointing the current Advisers to advise portions thereof and assuming direct management responsibility for a portion of the Portfolio’s assets. Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the actions taken to strengthen the Portfolio’s performance.

MarketPLUS Mid Cap Value

The Board noted that comparative fee information was based on data from the end of the most recent calendar year. The Board considered that, since the end of the most recent calendar year, the Portfolio’s management fee and expense ratio were reduced in connection with a portfolio restructuring and renaming. The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for the Portfolio’s peer group. The Board also considered that the expense ratios for the Portfolio’s Class IA shares are lower than and Class IB shares are higher than the median expense ratio for the Portfolio’s peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the three-year period ended May 31, 2007, and was in the fourth quartile for the one- and five-year periods ended on that date and had also underperformed its benchmark for the one-, three-, five- and ten-year periods ended on that date. The Board also noted that the Manager had taken actions to improve the Portfolio’s performance by implementing certain changes to the Portfolio in May 2007, including changing certain investment strategies for the Portfolio, reducing the Portfolio’s management fee, converting the Portfolio to a multi-adviser portfolio and appointing the current Advisers to advise portions thereof and assuming direct management responsibility for a portion of the Portfolio’s assets. Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the actions taken to strengthen the Portfolio’s performance.

All Asset Allocation Portfolio

The Board considered, among other things, that the Portfolio’s management fee is higher than the median management fee for its peer group. The Board also considered that the expense ratio for the Portfolio’s Class IB shares (Class IB shares are the only shares offered for investment) is equal to the median expense ratio for the Portfolio’s peer group. In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the three-year period ended May 31, 2007, and was in the fourth quartile for the one- and five-year periods ended on that date. The Board also considered that the Portfolio outperformed its primary benchmark for the three-year period ended May 31, 2007, but underperformed its benchmark for the one-, five- and ten-year periods ended on that date. The Board also noted that the Manager had taken actions to improve the Portfolio’s performance by implementing certain changes to the Portfolio on September 12, 2005, including changing certain investment strategies for the Portfolio, reducing the Portfolio’s management fee and converting the Portfolio to a “fund of funds,” but that the changes had been in effect for a relatively short period of time. Based on its review, the Board was satisfied that the Manager’s compensation, including any direct and indirect benefits derived by the Manager and its affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied with the actions taken to strengthen the Portfolio’s performance.

Crossings Portfolios

The Board considered, among other things, the management fee paid by other comparable funds of funds and concluded that the management fee for each of the Portfolios is reasonable in relation to the services received. In addition, the Board considered the performance of comparable funds managed by the Manager and noted that the performance of those funds generally has been reasonable in relation to the performance of their benchmarks. Based on its review, the Board was satisfied that the Manager’s compensation, including any direct and indirect benefits derived by the Manager and its affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied that the Portfolios are reasonably likely to benefit from the Manager’s services.

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2007, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
All Asset Allocation	35.10%	$—	$—	$4,171,948
EQ/Franklin Templeton Founding Strategy	20.98	—	—	51,188
EQ/International ETF	—	—	—	6,092
EQ/AllianceBernstein Common Stock	100.00	—	—	—
EQ/AllianceBernstein Intermediate Government Securities	—	—	—	—
EQ/AllianceBernstein International	—	6,779,687	51,520,429	300,787,930
EQ/AllianceBernstein Large Cap Growth	—	—	—	—
EQ/AllianceBernstein Quality Bond	—	—	—	—
EQ/AllianceBernstein Small Cap Growth	15.04	—	—	138,521,536
EQ/AllianceBernstein Value	100.00	—	—	473,933,201
EQ/Ariel Appreciation II	87.91	—	—	293,471
EQ/AXA Rosenberg Value Long/Short	30.54	—	—	—
EQ/BlackRock Basic Value Equity	99.72	—	—	301,170,436
EQ/BlackRock International Value	—	3,111,298	47,136,910	236,212,207
EQ/Bond Index	—	—	—	—
EQ/Boston Advisors Equity Income	82.79	—	—	25,726,960
EQ/Calvert Socially Responsible	100.00	—	—	4,489,928
EQ/Capital Guardian Growth	—	—	—	—
EQ/Capital Guardian Research	100.00	—	—	32,952,321
EQ/Caywood-Scholl High Yield Bond	0.01	—	—	—
EQ/Davis New York Venture	100.00	—	—	22,238
EQ/Equity 500 Index	100.00	—	—	99,420,121
EQ/Evergreen International Bond	—	3,059	23,670,213	—
EQ/Evergreen Omega	73.27	—	—	8,941,402
EQ/FI Mid Cap	6.86	—	—	68,773,741
EQ/Franklin Income	17.57	—	—	175,190
EQ/Franklin Small Cap Value	97.28	—	—	—
EQ/GAMCO Mergers & Acquisitions	16.42	—	—	1,367,087
EQ/GAMCO Small Company Value	69.44	—	—	41,365,251
EQ/Government Securities	—	—	—	—
EQ/International Growth	0.84	234,392	4,916,754	10,795,471
EQ/JPMorgan Core Bond	—	—	—	—
EQ/JPMorgan Value Opportunities	30.17	—	—	43,130,594
EQ/Legg Mason Value Equity	100.00	—	—	3,718,102
EQ/Long Term Bond	—	—	—	—
EQ/Lord Abbett Growth & Income	98.24	—	—	7,101,374
EQ/Lord Abbett Large Cap Core	90.99	—	—	2,350,539
EQ/Lord Abbett Mid Cap Value	44.71	—	—	21,240,089
EQ/Marsico Focus	100.00	—	—	358,257,987
EQ/Money Market	—	—	—	—

Portfolios	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/Montag & Caldwell Growth	100.00%	$—	$—	$—
EQ/Mutual Shares	99.44	—	—	—
EQ/Oppenheimer Global	22.24	46,664	912,899	—
EQ/Oppenheimer Main Street Opportunity	29.74	—	—	253,989
EQ/Oppenheimer Main Street Small Cap	45.82	—	—	136,702
EQ/PIMCO Real Return	—	—	—	—
EQ/Short Duration Bond	—	—	—	—
EQ/Small Company Index	27.82	—	—	49,461,383
EQ/T. Rowe Price Growth Stock	25.33	—	—	19,481,556
EQ/Templeton Growth	29.36	340,905	4,659,429	121,996
EQ/UBS Growth & Income	99.52	—	—	—
EQ/Van Kampen Comstock	90.92	—	—	9,077,591
EQ/Van Kampen Emerging Markets Equity	—	1,737,246	49,118,658	507,527,768
EQ/Van Kampen Mid Cap Growth	22.03	—	—	8,445,381
EQ/Van Kampen Real Estate	6.89	—	—	1,293,352
MarketPLUS International Core	8.60	2,357,837	42,349,348	312,019,420
MarketPLUS Large Cap Core	77.63	—	—	57,328,373
MarketPLUS Large Cap Growth	100.00	—	—	—
MarketPLUS Mid Cap Value	18.47	—	—	339,069,176

After the close of business on July 6, 2007 (August 17, 2007 for one Portfolio, as indicated by a “†” in the following chart), the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/AllianceBernstein Growth & Income†	56.75%	$—	$—	$200,828,851
EQ/Capital Guardian U.S. Equity	99.83	—	—	71,021,604
EQ/Janus Large Cap Growth	100.00	—	—	1,821,452
EQ/Wells Fargo Montgomery Small Cap	—	—	—	833,512

Proxy Vote Results (Unaudited)

On May 24, 2007, contractowners of the EQ/Small Cap Value Portfolio voted to approve an Agreement and Plan of Reorganization and Termination providing for the reorganization of the EQ/Small Cap Value Portfolio into the Multimanager Small Cap Value Portfolio, a series of AXA Premier VIP Trust.

For	Against	Abstained
82,728,437	4,592,977	5,832,218

On May 24, 2007, contractowners of the EQ/Small Company Growth Portfolio voted to approve an Agreement and Plan of Reorganization and Termination providing for the reorganization of the EQ/Small Company Growth Portfolio into the Multimanager Small Company Growth Portfolio, a series of AXA Premier VIP Trust.

For	Against	Abstained
25,430,200	1,506,355	1,803,419

On June 27, 2007, contractowners of the EQ/Wells Fargo Montgomery Small Cap Growth Portfolio voted to approve an Agreement and Plan of Reorganization and Termination providing for the reorganization of the EQ/Wells Fargo Montgomery Small Cap Growth Portfolio into the Multimanager Small Cap Growth Portfolio, a series of AXA Premier VIP Trust.

For	Against	Abstained
7,078,435	581,998	523,828

On June 27, 2007, contractowners of the EQ/Janus Large Cap Growth Portfolio voted to approve a Plan of Reorganization and Termination providing for the reorganization of the EQ/Janus Large Cap Growth Portfolio into the EQ/TCW Equity Portfolio (currently the EQ/T. Rowe Price Growth Stock Portfolio).

For	Against	Abstained
42,987,940	1,688,873	3,122,282

On July 5, 2007, contractowners of the EQ/AllianceBernstein Growth and Income Portfolio voted to approve a Plan of Reorganization and Termination providing for the reorganization of the EQ/AllianceBernstein Growth and Income Portfolio into the EQ/AllianceBernstein Value Portfolio.

For	Against	Abstained
132,236,924	7,698,394	9,593,318

On July 5, 2007, contractowners of the EQ/Capital Guardian U.S. Equity Portfolio voted to approve a Plan of Reorganization and Termination providing for the reorganization of the EQ/Capital Guardian U.S. Equity Portfolio into the EQ/Capital Guardian Research Portfolio.

For	Against	Abstained
93,677,312	2,652,984	5,544,894

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board has the responsibility for the overall management of the Trust and the Portfolios, including general supervision and review of the investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupation during the last five years, and other information are shown below.

The Trustees and Officers

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee
Interested Trustee

Steven M. Joenk* 1290 Avenue of the Americas, New York, New York 10104 (49)	Trustee, Chairman, President and Chief Executive Officer	Trustee Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present, President from December 2002 to present.	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since July 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	89	None

James (Jamie) Shepherdson* 1290 Avenue of the Americas New York, New York 10104 (52)	Trustee	From November 2005 to present	From August 2005 to present, Executive Vice President of AXA Financial and President of AXA Distributors. Prior to July 2005, he served as CEO of John Hancock Funds from 2002 to July 2005; prior thereto he served as Co-CEO of MetLife Investors Group, a subsidiary of MetLife from 2000 to 2002.	64	None

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.
†	The registered investment companies in the fund complex include AXA Enterprise Funds Trust, AXA Premier VIP Trust, The 787 Fund, Inc., and the Trust.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees

Theodossios Athanassiades c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (68)	Trustee	From March 2000 to present	Retired. 1996, Vice- Chairman, Metropolitan Life Insurance Company; From 1993 to 1995, President and Chief Operating Officer Metropolitan Life Insurance Company.	64	None

Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (61)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	64	From 1997 to present, Director, Old Mutual Advisor Funds II (18 portfolios); from 1997 to present, Director, Old Mutual Insurance Series (8 portfolios).

David W. Fox c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (76)	Lead Independent Trustee	From May 2000 to present	Retired. From 1989 to 2000, Public Governor and from 1996-2000 Chairman of the Chicago Stock Exchange. From 1990-1995, Chairman and Chief Executive Officer, Northern Trust Company.	64	From 2004 to present, Director, Miami Corporation; from 1987 to present, Director of USG Corporation.

William M. Kearns, Jr. c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (72)	Trustee	From March 1997 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to June 2007, Chairman and from 1998 to 2002, Vice Chairman, Keefe Managers, Inc. (money management firm)	64	From 1975 to present, Director; from 2005 to present, Lead Director, Selective Insurance Group, Inc.; from 1991 to present, Director, Transistor Devices, Inc. From 1999 to present, Advisory Director, Proudfoot PLC (N.A.) (consulting firm). From 2001 to present, Advisory Director, Gridley & Company LLC. From 2002 to present, Director, United States Shipping Corp.

Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (62)	Trustee	From March 1997 to present	Retired. From 1998 to December 2004, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations). From 1996 to 1998, President and Chief Executive Officer, Burson-Marsteller U.S.A.	64	None

Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (65)	Trustee	From March 1997 to present	From 1997 to present, Consultant/Director. From 1994 to 1996, President and Chief Operating Officer of CVS Corporation.	64	From 1997 to present, Director, LoJack Corporation

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.
†	The registered investment companies in the fund complex include AXA Enterprise Funds Trust, AXA Premier VIP Trust, The 787 Fund, Inc., and the Trust.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees (Continued)

Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (54)	Trustee	From May 2000 to present	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	64	None

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.
†	The registered investment companies in the fund complex include AXA Enterprise Funds Trust, AXA Premier VIP Trust, The 787 Fund, Inc., and the Trust.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (49)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present	From July 1999 to present, Senior Vice President of AXA Equitable; from September 2004 to present, President of AXA Financial’s Funds Management Group; since July 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).

Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (52)	Vice President, Secretary	From July 1999 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Equitable; July 1999 to May 2003, Vice President and Counsel of AXA Equitable.

Brian Walsh 1290 Avenue of the Americas, New York, New York 10104 (39)	Chief Financial Officer and Treasurer	From June 2007 to present	From December 2002 to May 2007 Vice President and Controller of the Trust; from February 2003 to present, Vice President of AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Equitable.

Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (33)	Vice President	From June 2007 to present	From May 2007 to present, Vice President, AXA Equitable; from November 2005 to May 2007, Assistant Vice President, AXA Equitable; from December 2002 to November 2005, Senior Investment Analyst of AXA Equitable.

James Kelly 1290 Avenue of the Americas, New York, New York 10104 (39)	Controller	From June 2007 to present	From March 2006 to present, Assistant Vice President, AXA Equitable; from July 2005 to February 2006, Assistant Treasurer, Lord Abbett & Co.; from July 2002 to June 2005, Director, Prudential Investments.

Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (46)	Vice President	From July 1999 to present	From February 2001 to present, Vice President of AXA Equitable; from July 2004 to present, a director of Enterprise Capital Management, Inc.

Carla Price 1290 Avenue of the Americas, New York, New York 10104 (31)	Assistant Controller	From March 2007 to present	From February 2004 to present, Assistant Vice President of AXA Equitable; from January 2003 to February 2004, Mutual Fund Manager of AXA Equitable; from October 2000 to January 2003, Senior Fund Administrator of AXA Equitable.

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers (Continued)

William MacGregor 1290 Avenue of the Americas, New York, New York 10104 (32)	Vice President and Assistant Secretary	From September 2006 to present	From May 2007 to present Assistant Vice President and Counsel of AXA Equitable; from May 2006 to May 2007, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley Austin LLP; from September 2003 to February 2005, Contract Attorney, Prudential Financial, Inc.

Armando Capasso, Esq. 1290 Avenue of the Americas, New York, New York (33)	Vice President and Assistant Secretary	From December 2007 to present	From September 2007 to present, Counsel of AXA Equitable; from March 2005 to September 2007, Investment Management Associate, Drinker Biddle & Reath, LLP; from September 2004 to March 2005, Associate, Ballard Spahr Andrews & Ingersoll, LLP; and from September 2003 to August 2004, Judicial Law Clerk, Honorable Stanley R. Chesler, U.S. District Judge for the District of New Jersey.

Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (37)	Chief Compliance Officer, Vice President and Anti- Money Laundering (“AML”) Compliance Officer	Chief Compliance Officer from May 2007; Vice President and AML Compliance Officer from November 2005 to Present	From August 2005 to May 2007, Vice President of AXA Equitable and Deputy Chief Compliance Officer of AXA Equitable’s Funds Management Group; from March 2004 to August 2005, Vice President of AXA Equitable and Compliance Officer of AXA Equitable’s Funds Management Group; from May 2002 to March 2004, Compliance Director and Assistant Vice President of AXA Equitable.

David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (33)	Assistant AML Compliance Officer	From November 2005 to present	From August 2005 to present, Associate Compliance Officer of AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management; from April 2002 to June 2004, Project Manager, Alliance Bernstein L.P.

Paraskevou Charalambous 1290 Avenue of the Americas, New York, New York 10104 (45)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Senior Legal Assistant for AXA Equitable.

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

PROXY VOTING INFORMATION (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-292-4492 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available (i) on the Trust’s proxy voting information website at http://www.axaonline.com (go to “Tools & Calculators” and click on “Proxy Voting” box under the “Investing Tools” column) and (ii) on the Securities and Exchange Commission’s website at http:// www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Theodossios Athanassiades serves on its audit committee as an “audit committee financial expert” as defined in Item 3. Mr. Athanassiades is considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2007 $2,283,981 and fiscal year 2006 $748,700

(b)	Audit-Related Fees for fiscal year 2007 $147,462 and fiscal year 2006 $98,651

(c)	Tax Fees for fiscal year 2007 $773,896 and fiscal year 2006 $465,890

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2007 $0 and fiscal year 2006 $16,500

All other fees include amounts related to consultation on technical accounting or regulatory matters.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least three of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services include in (b) – (d) above was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2007 $6,779,588

For fiscal year 2006 $5,632,989.50

(h)	The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Disclosures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940”Act)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Amended and Restated Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQ Advisors Trust

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer
February 29, 2008

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
February 29, 2008